Filed Pursuant to Rule 424 (b)(5)
Registration File No. 333-142235

PROSPECTUS SUPPLEMENT
(to Prospectus dated May 10, 2007)

$2,602,609,000

(Approximate)

ML-CFC Commercial Mortgage Trust 2007-9

as Issuing Entity

Commercial Mortgage Pass-Through Certificates, Series 2007-9
Merrill Lynch Mortgage Investors, Inc.

as Depositor

Countrywide Commercial Real Estate Finance, Inc.
Merrill Lynch Mortgage Lending, Inc.
Natixis Real Estate Capital Inc.
Eurohypo AG, New York Branch

as Sponsors and Loan Sellers

LNR Capital Services, Inc. and Affiliates

as Loan Sellers

We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to the securitization transaction that is the subject of this prospectus supplement. This prospectus supplement relates to, and is accompanied by, our base prospectus dated May 10, 2007. Only the classes of commercial mortgage pass-through certificates listed in the table below are being offered by this prospectus supplement and the accompanying base prospectus. The offered certificates represent beneficial interests only in the issuing entity identified above and will not represent obligations of or interests in us, any sponsor or any of their respective affiliates. The assets of the issuing entity will consist primarily of a pool of 246 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of approximately $2,809,835,146 and the other characteristics described in this prospectus supplement.

Investing in the offered certificates involves risks. You should carefully review the factors described under ‘‘Risk Factors’’ beginning on page S-39 of this prospectus supplement and on page 20 of the accompanying base prospectus.

The holders of each class of offered certificates will be entitled to receive monthly distributions of interest, principal or both, commencing in December 2007. The offered certificates will accrue interest from November 1, 2007. Credit enhancement for any particular class of the offered certificates is being provided through the subordination of various other classes, including multiple non-offered classes, of the certificates.

	Expected Ratings (Fitch/S&P)	Approximate Initial Total Principal Balance or Notional Amount	Approximate Initial Pass-Through Rate	Assumed Final Distribution Date	Rated Final Distribution Date
Class A-1	AAA/AAA	$55,677,000	4.277%	June 2012	September 2049
Class A-2	AAA/AAA	$258,109,000	5.590%	October 2012	September 2049
Class A-3	AAA/AAA	$134,799,000	5.693%	September 2014	September 2049
Class A-SB	AAA/AAA	$90,394,000	5.644%	November 2016	September 2049
Class A-4	AAA/AAA	$930,974,000	5.700%	September 2017	September 2049
Class A-1A	AAA/AAA	$496,931,000	5.696%	August 2017	September 2049
Class AM	AAA/AAA	$209,993,000	5.856%	September 2017	September 2049
Class AM-A	AAA/AAA	$70,991,000	5.853%	September 2017	September 2049
Class AJ	AAA/AAA	$167,994,000	6.193%	October 2017	September 2049
Class AJ-A	AAA/AAA	$56,792,000	6.222%	October 2017	September 2049
Class B	AA+/AA+	$31,611,000	6.301%	October 2017	September 2049
Class C	AA/AA	$21,074,000	6.301%	November 2017	September 2049
Class D	AA−/AA−	$28,098,000	6.301%	November 2017	September 2049
Class E	A+/A+	$24,586,000	6.301%	November 2017	September 2049
Class F	A/A	$24,586,000	6.301%	November 2017	September 2049
Class XP	AAA/AAA	$2,731,353,000	0.514%	November 2015	September 2049

No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this prospectus supplement or the accompanying base prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, Natixis Securities North America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are the underwriters of this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation are acting as joint bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager with respect to 4.75% of the class C certificates, and Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class C certificates and all other classes of offered certificates. Natixis Securities North America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated will act as co-managers. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those securities from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about November 14, 2007. We expect to receive from this offering approximately $2,689,169,388 in sale proceeds, plus accrued interest on the offered certificates from and including November 1, 2007, before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us. See ‘‘Method of Distribution’’ in this prospectus supplement. See ‘‘Method of Distribution’’ in this prospectus supplement for a discussion of the underwriters’ obligation to buy offered certificates and certain arrangements regarding any unsold offered certificates.

Merrill Lynch & Co.	Countrywide Securities Corporation

Natixis Securities North America Inc.

Goldman, Sachs & Co.	Morgan Stanley

The date of this prospectus supplement is November 1, 2007.

ML-CFC Commercial Mortgage Trust 2007-9

Commercial Mortgage Pass-Through Certificates, Series 2007-9
Geographic Overview of Mortgage Pool

Idaho
5 properties
$12,890,664
0.5% of IPB
Wyoming
13 properties
$13,001,587
0.5% of IPB
Nebraska
1 property
$2,351,000
0.1% of IPB
North Dakota
2 properties
$4,311,012
0.2% of IPB
Missouri
21 properties
$85,195,811
3.0% of IPB
Minnesota
1 property
$18,970,000
0.7% of IPB
Iowa
16 properties
$62,330,187
2.2% of IPB
Illinois
14 properties
$73,497,687
2.6% of IPB
Indiana
7 properties
$16,284,891
0.6% of IPB
Michigan
6 properties
$45,721,106
1.6% of IPB
New York
37 properties
$277,769,488
9.9% of IPB
Maine
3 properties
$6,764,068
0.2% of IPB
Washington
4 properties
$13,583,535
0.5% of IPB
Oregon
4 properties
$49,774,677
1.8% of IPB
Nevada
4 properties
$7,435,496
0.3% of IPB
Northern California
18 properties
$223,880,718
8.0% of IPB
California
55 properties
$628,082,112
22.4% of IPB
Southern California
37 properties
$404,201,394
14.4% of IPB
Utah
19 properties
$51,848,937
1.8% of IPB
Arizona
7 properties
$32,298,839
1.1% of IPB
New Mexico
5 properties
$12,152,599
0.4% of IPB
Hawaii
2 properties
$21,850,000
0.8% of IPB
Colorado
26 properties
$114,922,128
4.1% of IPB
Kansas
29 properties
$26,175,817
0.9% of IPB
Oklahoma
16 properties
$19,202,807
0.7% of IPB
Texas
89 properties
$245,172,723
8.7% of IPB
Arkansas
5 properties
$11,595,874
0.4% of IPB
Louisiana
1 property
$41,500,000
1.5% of IPB
Mississippi
2 properties
$11,370,966
0.4% of IPB
Tennessee
5 properties
$19,137,861
0.7% of IPB
Alabama
4 properties
$36,512,965
1.3% of IPB
Kentucky
2 properties
$17,829,824
0.6% of IPB
Florida
45 properties
$261,116,336
9.3% of IPB
Georgia
28 properties
$117,144,004
4.2% of IPB
South Carolina
4 properties
$16,103,161
0.6% of IPB
North Carolina
14 properties
$43,005,646
1.5% of IPB
Virginia
15 properties
$107,240,259
3.8% of IPB
Maryland
13 properties
$85,045,938
3.0% of IPB
District of Columbia
2 properties
$69,368,011
2.5% of IPB
New Jersey
7 properties
$35,211,171
1.3% of IPB
Rhode Island
1 property
$998,670
0.0% of IPB
Massachusetts
2 properties
$26,200,000
0.9% of IPB
Pennsylvania
24 properties
$34,733,224
1.2% of IPB
Ohio
6 properties
$34,134,066
1.2% of IPB
< 1.0% of Cut-Off Date Balance
1.0% - 5.0% of Cut-Off Date Balance
5.1% - 10.0% of Cut-Off Date Balance
> 10.0% of Cut-Off Date Balance

                              PROSPECTUS SUPPLEMENT

     Cross-Collateralized and Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage

                                       S-3

Annex A-1      --  Certain Characteristics of the Mortgage Loans
Annex A-1(YM)  --  Yield Maintenance Formulas
Annex A-2      --  Certain Statistical Information Regarding the Mortgage Loans
Annex A-3      --  500 Carson Town Center Amortization Schedule
Annex A-4      --  59 Paidge Avenue Amortization Schedule
Annex B        --  Certain Characteristics Regarding Multifamily Properties
Annex C        --  Description of the Ten Largest Mortgage Loans
Annex D        --  Form of Certificate Administrator Report
Annex E        --  Class A-SB Planned Principal Balance Schedule
Annex F        --  Class XP Reference Rate Schedule
Annex G        --  Class XP Notional Amount
Annex H        --  Global Clearance, Settlement and Tax Documentation Procedures

                                       S-4

       IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS PROSPECTUS
                 SUPPLEMENT AND THE ACCOMPANYING BASE PROSPECTUS

      Information about the offered certificates is contained in two separate documents--

      o     this prospectus supplement, which describes the specific terms of the offered certificates; and

      o     the accompanying base prospectus, which provides general
            information, some of which may not apply to the offered
            certificates.

      You should read both this prospectus supplement and the accompanying base prospectus in full to obtain material information concerning the offered certificates.

      The annexes attached to this prospectus supplement are hereby incorporated into and made a part of this prospectus supplement.

      This prospectus supplement and the accompanying base prospectus do not constitute an offer to sell or a solicitation of an offer to buy any security other than the offered certificates, nor do they constitute an offer to sell or a solicitation of an offer to buy any of the offered certificates to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation to such person.

      Merrill Lynch Mortgage Investors, Inc., which is the depositor for the subject securitization transaction, has prepared this prospectus supplement and the accompanying base prospectus. Accordingly references to "we," "us," "our"
and "depositor" in either this prospectus supplement or the accompanying base prospectus refer or relate to Merrill Lynch Mortgage Investors, Inc.

                      NOTICE TO RESIDENTS OF UNITED KINGDOM

      Within the United Kingdom, this prospectus supplement and the accompanying base prospectus are directed only at persons who (i) have professional experience in matters relating to investments or (ii) are persons falling within
Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial
Promotion) Order 2001 (all such persons together being referred to as "Relevant
U.K. Persons"). This prospectus supplement and the accompanying base prospectus must not be acted on or relied on within the United Kingdom by persons who are not Relevant U.K. Persons. Within the United Kingdom, any investment or investment activity to which this prospectus supplement and the accompanying base prospectus relate, including the offered certificates, is available only to
Relevant U.K. Persons and will be engaged in only with Relevant U.K. Persons.

                             EUROPEAN ECONOMIC AREA

      Each underwriter has agreed with us that it will abide by certain selling restrictions with respect to offers of series certificates to the public in the
European Economic Area. See "Method of Distribution" in this prospectus supplement.

                                       S-5

                        SUMMARY OF PROSPECTUS SUPPLEMENT

      This summary contains selected information regarding the offering being made by this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand more fully the terms of the offering of the offered certificates, you should read carefully this prospectus supplement and the accompanying base prospectus in full.

                   OVERVIEW OF THE SERIES 2007-9 CERTIFICATES

      The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as the ML-CFC Commercial Mortgage Trust
2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9, and issued in multiple classes. The immediately following table identifies and specifies various characteristics for those classes of certificates, both offered and non-offered, that bear interest. "N/A" means not applicable.

                                                                                               APPROX.
                              APPROX. %           APPROX.         APPROX. %        PASS-       INITIAL
                EXPECTED        TOTAL          INITIAL TOTAL      OF INITIAL      THROUGH       PASS-       WEIGHTED
                RATINGS    INITIAL CREDIT    PRINCIPAL BALANCE     MORTGAGE         RATE       THROUGH      AVERAGE     PRINCIPAL
   CLASS       FITCH/S&P       SUPPORT      OR NOTIONAL AMOUNT   POOL BALANCE   DESCRIPTION      RATE     LIFE (YEARS)    WINDOW
------------   ---------   --------------   ------------------   ------------   ------------   --------   -----------   ------------

Offered
Certificates
A-1             AAA/AAA        30.000%       $    55,677,000        1.982%         Fixed        4.277%        2.70      12/07-06/12
A-2             AAA/AAA        30.000%       $   258,109,000        9.186%         Fixed        5.590%        4.69      06/12-10/12
A-3             AAA/AAA        30.000%       $   134,799,000        4.797%         Fixed        5.693%        6.68      07/14-09/14
A-SB            AAA/AAA        30.000%       $    90,394,000        3.217%         Fixed        5.644%        7.06      10/12-11/16
A-4             AAA/AAA        30.000%       $   930,974,000       33.133%         Fixed        5.700%        9.61      11/16-09/17
A-1A            AAA/AAA        30.000%       $   496,931,000       17.685%         Fixed        5.696%        9.49      12/07-08/17
AM              AAA/AAA        20.000%       $   209,993,000        7.473%        WAC Cap       5.856%        9.83      09/17-09/17
AM-A            AAA/AAA        20.000%       $    70,991,000        2.527%        WAC Cap       5.853%        9.75      08/17-09/17
AJ              AAA/AAA        12.000%       $   167,994,000        5.979%        WAC Cap       6.193%        9.90      09/17-10/17
AJ-A            AAA/AAA        12.000%       $    56,792,000        2.021%        WAC Cap       6.222%        9.87      09/17-10/17
B               AA+/AA+        10.875%       $    31,611,000        1.125%          WAC         6.301%        9.91      10/17-10/17
C                AA/AA         10.125%       $    21,074,000        0.750%          WAC         6.301%        9.95      10/17-11/17
D               AA-/AA-        9.125%        $    28,098,000        1.000%          WAC         6.301%        9.99      11/17-11/17
E                A+/A+         8.250%        $    24,586,000        0.875%          WAC         6.301%        9.99      11/17-11/17
F                 A/A          7.375%        $    24,586,000        0.875%          WAC         6.301%        9.99      11/17-11/17
XP              AAA/AAA          N/A         $ 2,731,353,000          N/A       Variable IO     0.514%         N/A          N/A
Certificates
Not Offered
G                A-/A-         6.375%        $    28,099,000        1.000%          WAC         6.301%        9.99      11/17-11/17
H              BBB+/BBB+       5.375%        $    28,098,000        1.000%          WAC         6.301%        9.99      11/17-11/17
J               BBB/BBB        4.500%        $    24,586,000        0.875%          WAC         6.301%        9.99      11/17-11/17
K              BBB-/BBB-       3.375%        $    31,611,000        1.125%          WAC         6.301%        9.99      11/17-11/17
L               BB+/BB+        2.875%        $    14,049,000        0.500%        WAC Cap       5.109%        9.99      11/17-11/17
M                BB/BB         2.500%        $    10,537,000        0.375%        WAC Cap       5.109%        9.99      11/17-11/17
N               BB-/BB-        2.250%        $     7,024,000        0.250%        WAC Cap       5.109%        9.99      11/17-11/17
P                NR/B+         1.750%        $    14,050,000        0.500%        WAC Cap       5.109%        9.99      11/17-11/17
Q                 NR/B         1.625%        $     3,512,000        0.125%        WAC Cap       5.109%        9.99      11/17-11/17
S                NR/B-         1.250%        $    10,537,000        0.375%        WAC Cap       5.109%       10.09      11/17-01/18
T                NR/NR         0.000%        $    35,123,146        1.250%        WAC Cap       5.109%       11.05      01/18-11/22
XC              AAA/AAA          N/A         $ 2,809,835,146          N/A       Variable IO     0.055%        N/A           N/A

__________________

      In reviewing the foregoing table, prospective investors should note that--

      o     The class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AM-A, AJ, AJ-A, B, C,
            D, E, F, G, H, J, K, L, M, N, P, Q, S and T certificates are the only certificates identified in the table that have principal balances and are sometimes referred to in this prospectus supplement as principal balance certificates. The principal balance of any of those certificates at any time represents the

                                       S-6

            maximum amount that the holder may receive as principal out of cash flow received on or with respect to the mortgage loans.

      o     The class XC and XP certificates do not have principal balances.
            They are interest-only certificates and each of those classes will accrue interest on a notional amount.

      o     For purposes of calculating the amount of accrued interest on the class XC certificates, that class of certificates will have a total notional amount equal to the total principal balance of the class
            A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AM-A, AJ, AJ-A, B, C, D, E, F,
            G, H, J, K, L, M, N, P, Q, S and T certificates outstanding from time to time.

      o     For purposes of calculating the amount of accrued interest on the class XP certificates, that class of certificates will have a total notional amount that initially equals the sum of (a) the lesser of $
            40,681,000 and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $
            496,667,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-3, A-SB, A-4, AM, AM-A, AJ,
            AJ-A, B, C, D, E, F, G, H, J, K, L, M and N certificates outstanding from time to time. The total notional amount of the class XP certificates will decline from time to time, in the manner indicated
            on Annex G to this prospectus supplement. In any event, the total notional amount of the class XP certificates will be zero following the distribution date in November 2015.

      o     The actual total principal balance or notional amount, as
            applicable, of any class of certificates at initial issuance may be larger or smaller than the amount shown above, depending on the actual size of the initial mortgage pool balance or for other reasons. The actual size of the initial mortgage pool balance may be as much as 5% larger or smaller than the amount presented in this prospectus supplement.

      o     The ratings shown in the table are those expected of Fitch, Inc. and
            Standard & Poor's Ratings Services, a division of The McGraw-Hill
            Companies, Inc., respectively. It is a condition to the issuance of the offered certificates that they receive ratings no lower than those shown in the table. The rated final distribution date for the offered certificates is the distribution date in September 2049. See
            "Ratings" in this prospectus supplement.

      o     The respective percentages indicated under the column heading
            "Approx. % Total Initial Credit Support": (a) with respect to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, represent the approximate credit support for those classes of certificates, collectively, with respect to losses and other default-related shortfalls on the mortgage loans and certain unanticipated expenses of the issuing entity; (b) with respect to the class AM and AM-A certificates, represent the approximate credit support for those classes of certificates, collectively, with respect to losses and other default-related shortfalls on the mortgage loans and certain unanticipated expenses of the issuing entity; and (c) with respect to the class AJ and AJ-A certificates, represent the approximate credit support for those classes of certificates, collectively, with respect to losses and other default-related shortfalls on the mortgage loans and certain unanticipated expenses of the issuing entity.

      o     Each class of certificates identified in the table as having a
            "Fixed" pass-through rate will have a fixed pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table. See "Description of the Offered
            Certificates--Calculation of Pass-Through Rates" in this prospectus supplement.

                                       S-7

      o     Each class of certificates identified in the table as having a "WAC
            Cap" pass-through rate will have a variable pass-through rate equal to the lesser of--

            (a)   the initial pass-through rate identified in the table with respect to that class, and

            (b)   a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time.

            See "Description of the Offered Certificates--Calculation of
            Pass-Through Rates" in this prospectus supplement.

      o     Each class of certificates identified in the table as having a "WAC"
            pass-through rate will have a variable pass-through rate equal to a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time. See "Description of the Offered
            Certificates--Calculation of Pass-Through Rates" in this prospectus supplement.

      o     The respective pass-through rates for the class XC and XP
            certificates will, in the case of each class thereof, equal the weighted average of the respective strip rates at which interest accrues from time to time on the respective components of the total notional amount of the subject class of certificates, provided that the class XP certificates will not accrue interest following the end of the interest accrual period for the November 2015 distribution date. The total pass-through rate applicable to the accrual of interest in respect of the class XC and XP certificates will generally equal the excess, if any, of--

            1.    a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time, over

            2.    the weighted average of the pass-through rates from time to time on the respective classes of the principal balance
                  certificates.

            See "Description of the Offered Certificates--Calculation of
            Pass-Through Rates" in this prospectus supplement.

      o     The initial pass-through rates listed in the table for the class XC and XP certificates and each class of certificates identified in the table as having a WAC pass-through rate are approximate.

      o     As to any given class of offered certificates, the weighted average life is the average amount of time in years between the assumed settlement date for that class of certificates and the payment of each dollar of principal of that class of certificates.

      o     As to any given class of offered certificates, the principal window is the period during which holders of those certificates would receive distributions of principal. The distribution date in the last month of the principal window for any class of offered certificates would be the final principal distribution date for that class.

      o     The weighted average lives and principal windows for the respective classes of offered certificates have been calculated based on the assumptions, among others, that--

            1.    each mortgage loan that converts from a fixed rate of interest to a floating rate of interest is paid in full on its first open prepayment date,

            2.    no mortgage loan is otherwise prepaid prior to maturity,

                                       S-8

            3.    no defaults or losses occur with respect to the mortgage
                  loans, and

            4.    no extensions of maturity dates of mortgage loans occur.

            See "Yield and Maturity Considerations--Weighted Average Lives" in
            this prospectus supplement.

      o     The certificates will also include one or more classes of REMIC residual certificates, the class Y certificates and the class Z certificates, which are not presented in the table. The REMIC residual certificates and the class Z certificates do not have principal balances or notional amounts and do not accrue interest.
            The mortgage loans secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as 3602 35th
            Avenue and 978 Route 45, respectively, each provides that, if it is not paid in full by a specified date, the related mortgage interest rate will convert from a fixed interest rate to a floating interest rate that may not fall below the initial fixed interest rate. The class Y certificates will represent the right to receive any interest that accrues on such mortgage loans at the excess of the related floating interest rate over the corresponding floor rate. In addition, the mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as 500 Carson
            Town Center provides for the deferred payment at maturity of a portion of the interest accrued thereon during the 5-year period ending on May 31, 2008. The class Z certificates will entitle holders to such deferred interest, if and to the extent paid. The
            REMIC residual certificates, the class Y certificates and the class
            Z certificates are not offered by this prospectus supplement.

      o     When we refer to the "adjusted net mortgage interest rate" of a mortgage loan in the bullets above, we mean the mortgage interest rate for that mortgage loan in effect as of the date of initial issuance of the certificates--

            1.    without regard to any increase in the mortgage interest rate that may occur in connection with a default,

            2.    without regard to any modification of the mortgage interest rate that may occur after the date of initial issuance of the certificates,

            3.    in the case of each of the two (2) mortgage loans identified in the preceding bullet as having a convertible mortgage
                  interest rate, without regard to any increase in the related mortgage interest rate that may occur if that mortgage
                  interest rate converts from a fixed interest rate to a
                  floating interest rate,

            4.    net of the sum of the per annum rates at which the related master servicing fee (which is inclusive of primary servicing fees with respect to each mortgage loan) and the trust
                  administration fee accrue, and

            5.    in the case of the mortgage loan identified in the preceding bullet that provides for the deferred payment at maturity of a portion of the interest accrued thereon during the 5-year
                  period ending on May 31, 2008, net of the per annum rate of accrual from time to time for such deferred interest,

            as that net mortgage interest rate for that mortgage loan, if it accrues interest on the basis of the actual number of days during each one-month accrual period in a year assumed to consist of 360 days, may be adjusted in the manner described in this prospectus supplement for purposes of calculating the pass-through rates of the various classes of interest-bearing certificates.

                                       S-9

      The offered certificates will evidence beneficial ownership interests in the assets of the issuing entity. The primary assets of the issuing entity will consist of a segregated pool of commercial, multifamily and manufactured housing community mortgage loans. When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to transfer to the issuing entity, unless the context clearly indicates otherwise. We identify the mortgage loans that we intend to transfer to the issuing entity on Annex A-1 to this prospectus supplement.

      The governing document for purposes of issuing the offered certificates, as well as the other certificates, and forming the issuing entity will be a pooling and servicing agreement to be dated as of November 1, 2007. Except as described under "--Relevant Parties--Farallon Portfolio Trust Mortgage Loan
Mortgagee, Master Servicer and Special Servicer" below, the pooling and servicing agreement will also govern the servicing and administration of the mortgage loans and the other assets that back the certificates. The parties to the pooling and servicing agreement will include us, a trustee, a certificate administrator, two master servicers and a special servicer. A copy of the pooling and servicing agreement will be filed with the Securities and Exchange
Commission as an exhibit to a current report on Form 8-K following the initial issuance of the certificates. The Securities and Exchange Commission will make that current report on Form 8-K and its exhibits available to the public for inspection. See "Available Information" in the accompanying base prospectus.

                                      S-10

                                RELEVANT PARTIES

ISSUING ENTITY

      ML-CFC Commercial Mortgage Trust 2007-9, a New York common law trust, is the entity that will hold and own the mortgage loans and in whose name the certificates will be issued. See "Transaction Participants--The Issuing Entity"
in this prospectus supplement and "The Trust Fund--Issuing Entities" in the accompanying base prospectus.

DEPOSITOR

      We are Merrill Lynch Mortgage Investors, Inc., the depositor of the ML-CFC series 2007-9 securitization transaction. We are a special purpose Delaware corporation. Our address is 4 World Financial Center, 16th Floor, 250 Vesey
Street, New York, New York 10080 and our telephone number is (212) 449-1000. We will acquire the mortgage loans and transfer them to the issuing entity. We are an affiliate of Merrill Lynch Mortgage Lending, Inc., one of the sponsors and
Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters. See
"Transaction Participants--The Depositor" in this prospectus supplement and "The
Depositor" in the accompanying base prospectus.

SPONSORS / MORTGAGE LOAN SELLERS

      Countrywide Commercial Real Estate Finance, Inc., Merrill Lynch Mortgage
Lending, Inc., Natixis Real Estate Capital Inc. and Eurohypo AG, New York Branch
will be the sponsors with respect to the ML-CFC series 2007-9 securitization transaction. LNR Capital Services, Inc., LNR Carson Holdings, LLC and LNR
Securities Holdings, LLC will be mortgage loan sellers with respect to the
ML-CFC series 2007-9 securitization transaction. Merrill Lynch Mortgage Lending,
Inc. is our affiliate and an affiliate of Merrill Lynch, Pierce, Fenner & Smith
Incorporated, which is one of the underwriters. Countrywide Commercial Real
Estate Finance, Inc. is an affiliate of Countrywide Securities Corporation, which is one of the underwriters. Natixis Real Estate Capital Inc. is an affiliate of Natixis Securities North America Inc., which is one of the underwriters. LNR Capital Services, Inc., LNR Carson Holdings, LLC and LNR
Securities Holdings, LLC are affiliates of LNR Property, Inc., which is the initial special servicer, and are also affiliates of an entity that is expected to purchase several non-offered classes of certificates.

      We will acquire the mortgage loans that will back the certificates from the sponsors, LNR Capital Services, Inc., LNR Carson Holdings, LLC and LNR
Securities Holdings, LLC, each of which originated or acquired from a third party the related mortgage loans to be transferred to the issuing entity.
Accordingly, the sponsors, LNR Capital Services, Inc., LNR Carson Holdings, LLC
and LNR Securities Holdings, LLC are also referred to as mortgage loan sellers in this prospectus supplement.

                                      S-11

      The following table shows the number and aggregate cut-off date principal balance of the mortgage loans that we expect will be sold to us by each mortgage loan seller and the respective percentages that those mortgage loans represent of the initial mortgage pool balance, the initial loan group 1 balance and the initial loan group 2 balance.

                                                                           AGGREGATE       % OF INITIAL   % OF INITIAL  % OF INITIAL
                                                        NUMBER OF        CUT-OFF DATE        MORTGAGE     LOAN GROUP 1  LOAN GROUP 2
          MORTGAGE LOAN SELLER                        MORTGAGE LOANS   PRINCIPAL BALANCE   POOL BALANCE     BALANCE       BALANCE
---------------------------------------------------   --------------   -----------------   ------------   ------------  ------------

1. Countrywide Commercial Real Estate Finance, Inc.         161        $   1,190,758,018       42.4%           52.0%         8.8%
2. Merrill Lynch Mortgage Lending, Inc.                      30              822,080,570       29.3            13.4         84.6
3. Eurohypo AG, New York Branch                              19              506,080,226       18.0            22.8          1.3
4. Natixis Real Estate Capital Inc.                          26              257,055,928        9.1            10.5          4.3
5. LNR Capital Services, Inc. and affiliates                 10               33,860,404        1.2             1.3          0.9
                                                            ---        -----------------      -----           -----        -----
          TOTAL                                             246        $   2,809,835,146      100.0%          100.0%       100.0%
                                                            ===        =================      =====           =====        =====

      See "Transaction Participants--The Sponsors" and "Transaction
Participants--The Mortgage Loan Seller" in this prospectus supplement and "The
Sponsor" in the accompanying base prospectus.

TRUSTEE

      Upon initial issuance of the certificates, subject to the discussion under
"--Relevant Parties--Farallon Portfolio Trust Mortgage Loan Mortgagee, Master
Servicer and Special Servicer" below, LaSalle Bank National Association, a national banking association whose principal offices are located in Chicago,
Illinois, will act as trustee of the assets of the issuing entity on behalf of all the certificateholders. The trustee will be primarily responsible for: (a)
back-up advancing and (b) maintaining, directly or through one or more custodians appointed by it, possession of the promissory notes for the mortgage loans and various other important loan documents. See "Transaction
Participants--The Trustee" in this prospectus supplement.

CERTIFICATE ADMINISTRATOR

      Upon initial issuance of the certificates, Wells Fargo Bank, National
Association, a national banking association, whose principal offices are located in Columbia, Maryland and whose office for certificate transfer services is located in Minneapolis, Minnesota will act as certificate administrator. Wells
Fargo Bank, National Association will also act as a master servicer. The certificate administrator will be responsible for: (a) distributing payments to certificateholders; and (b) delivering or otherwise making available certain reports to certificateholders that provide various details regarding the certificates and the mortgage loans. In addition, the certificate administrator will have, or be responsible for appointing an agent to perform, additional duties with respect to tax administration. See "Transaction Participants--The
Certificate Administrator" in this prospectus supplement.

MASTER SERVICERS

      Upon initial issuance of the certificates, Midland Loan Services, Inc., a
Delaware corporation, and Wells Fargo Bank, National Association, a national banking association, will act as the master servicers with respect to the mortgage loans (other than the Farallon Portfolio trust mortgage loan). Midland
Loan Services, Inc. will act as master servicer with respect to the mortgage loans that we acquire from Merrill Lynch Mortgage Lending, Inc. (except the
Farallon Portfolio trust mortgage loan), Natixis Real Estate Capital Inc., LNR
Capital Services, Inc., LNR Carson Holdings, LLC and LNR Securities Holdings,
LLC, respectively, and transfer to the issuing entity. Wells Fargo Bank,
National Association will act as master servicer with respect to the mortgage loans that we acquire from Countrywide Commercial Real Estate Finance, Inc. and
Eurohypo AG, New York Branch, respectively, and transfer to the issuing entity.
In addition, Midland Loan Services, Inc. will have certain limited obligations, and will be the applicable master servicer for limited purposes, with respect to the Farallon Portfolio

                                      S-12

trust mortgage loan under the pooling and servicing agreement. As described under "--Relevant Parties-- Farallon Portfolio Trust Mortgage Loan Mortgagee,
Master Servicer and Special Servicer" below, the Farallon Portfolio trust mortgage loan will be serviced under a separate servicing agreement. The master servicers will be primarily responsible for servicing and administering, directly or through sub-servicers: (a) mortgage loans as to which there is no default or reasonably foreseeable default that would give rise to a transfer of servicing to the special servicer; and (b) mortgage loans as to which any such default or reasonably foreseeable default has been corrected, including as part of a work-out. In addition, the master servicers will be the primary parties responsible for making delinquency advances and servicing advances under the pooling and servicing agreement. See "Transaction Participants--The Master
Servicers" in this prospectus supplement.

SPECIAL SERVICER

      Upon initial issuance of the certificates, LNR Partners, Inc., a Florida corporation, will act as special servicer with respect to the mortgage loans
(except the Farallon Portfolio trust mortgage loan) and any related foreclosure properties. LNR Partners, Inc. is an affiliate of LNR Capital Services, Inc.,
LNR Carson Holdings, LLC and LNR Securities Holdings, LLC, all of whom are loan sellers. The special servicer will be primarily responsible for making decisions and performing certain servicing functions, including work-outs and foreclosures, with respect to the mortgage loans (other than the Farallon
Portfolio trust mortgage loan) that, in general, are in default or as to which default is reasonably foreseeable and for liquidating foreclosure properties that are acquired as part of the assets of the issuing entity. See "Transaction
Participants--The Special Servicers" in this prospectus supplement.

FARALLON PORTFOLIO TRUST MORTGAGE LOAN MORTGAGEE, MASTER SERVICER AND SPECIAL
SERVICER

      The mortgage loan (loan number 1) identified on Annex A-1 to this prospectus supplement as Farallon Portfolio, which we sometimes refer to in this prospectus supplement as the Farallon Portfolio trust mortgage loan, and which represents approximately 17.8% of the initial mortgage pool balance and 80.0% of the initial loan group 2 balance, is one of multiple debt obligations, which we collectively refer to in this prospectus supplement as the Farallon Portfolio loan combination, of the same borrower that are secured by the same mortgaged real property. Those other loans, which we refer to in this prospectus supplement as non-trust loans, will not be included in the assets of the issuing entity and are described under "Description of the Mortgage Pool--The Loan
Combinations" in this prospectus supplement.

      One of the Farallon Portfolio non-trust loans was deposited in the trust fund for a commercial mortgage securitization involving the issuance of a separate series of commercial mortgage-backed securities captioned ML-CFC
Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates,
Series 2007-8. Accordingly, and notwithstanding the discussion under "--Relevant
Parties--Master Servicers" and "--Relevant Parties--Special Servicer" above, the
Farallon Portfolio trust mortgage loan will be serviced and administered pursuant to the pooling and servicing agreement for the ML-CFC series 2007-8 transaction. The ML-CFC series 2007-8 pooling and servicing agreement is expected to provide for servicing arrangements that will be similar in certain respects to, but will not be identical to, those under the pooling and servicing agreement for our ML-CFC series 2007-9 securitization. See "Servicing of the
Farallon Portfolio Loan Combination" in this prospectus supplement. In that regard--

      o     LaSalle Bank National Association, in its capacity as the trustee under the ML-CFC series 2007-8 pooling and servicing agreement, will be the mortgagee of record for the loans comprising the Farallon
            Portfolio loan combination;

      o     KeyCorp Real Estate Capital Markets, Inc., in its capacity as the applicable master servicer under the ML-CFC series 2007-8 pooling and servicing agreement, will act as the master servicer for the
            Farallon Portfolio loan combination; and

                                      S-13

      o     Midland Loan Services, Inc., in its capacity as the special servicer under the ML-CFC series 2007-8 pooling and servicing agreement, will act as the special servicer of the Farallon Portfolio loan combination.

      Notwithstanding the foregoing, references in this prospectus supplement to the "trustee," the "certificate administrator", the "master servicer" or the
"special servicer" mean, unless indicated otherwise, the parties acting in those capacities under the pooling and servicing agreement for our ML-CFC series
2007-9 certificates.

SIGNIFICANT OBLIGORS

      The mortgage loan identified on Annex A-1 to this prospectus supplement as
Farallon Portfolio represents more than 10% of the initial mortgage pool balance. Therefore, the related borrower will be considered a significant obligor. See the portion of Annex C captioned "Farallon Portfolio."

NON-TRUST LOAN NOTEHOLDERS

      Three (3) mortgage loans that we intend to transfer to the issuing entity
(i.e., the mortgage loans secured by the mortgaged real properties identified on
Annex A-1 to this prospectus supplement as Farallon Portfolio, Wilson Farms
Plaza and 6219 El Camino Real, respectively), representing 18.1% of the initial mortgage pool balance, are each part of a loan combination, as described under
"Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement. A loan combination consists of two (2) or more cross-defaulted mortgage loans that are obligations of the same borrower(s) and secured by the same mortgage instrument(s) encumbering the same mortgaged real property or group of mortgaged real properties. However, not all of the mortgage loans comprising any particular loan combination will be transferred to the issuing entity. Any mortgage loan that is part of a loan combination, but is not an asset of the issuing entity, is sometimes referred to in this prospectus supplement as a non-trust loan. Pursuant to one or more co-lender or similar agreements with respect to each of the foregoing loan combinations, the holder of a particular non-trust loan in the subject loan combination, may be granted various rights and powers with respect to the subject loan combination. In some cases, those rights and powers may be assignable or may be exercised through a representative or designee. See "Description of the Mortgage Pool--The Loan
Combinations" and "Servicing of the Mortgage Loans Under the ML-CFC Series
2007-9 Pooling and Servicing Agreement--The Controlling Class Representative and
the Loan Combination Controlling Parties" in this prospectus supplement for a more detailed description of certain of the foregoing rights of the respective non-trust loan noteholders and/or their representatives and designees.

CONTROLLING CLASS OF CERTIFICATEHOLDERS

      Subject to the second following paragraph, the holders--or, if applicable, beneficial owners--of certificates representing a majority interest in a designated controlling class of the certificates will generally have the right, subject to the conditions described under "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing Agreement--The Controlling Class
Representative and the Loan Combination Controlling Parties" and "--Replacement
of the Special Servicer" and "Servicing of the Farallon Portfolio Loan
Combination" in this prospectus supplement, to--

      o     replace the special servicer under the pooling and servicing agreement for our ML-CFC series 2007-9 certificates;

      o     select a representative that may direct and advise the special servicer under the pooling and servicing agreement for our ML-CFC series 2007-9 certificates on various servicing matters with respect to the mortgage loans (other than the Farallon Portfolio trust mortgage loan);

      o     replace the special servicer under the pooling and servicing agreement for the ML-CFC series 2007-8 certificates solely with respect to the Farallon Portfolio loan combination; and

                                      S-14

      o     select a representative that may direct and advise the special servicer under the pooling and servicing agreement for the ML-CFC series 2007-8 certificates on various servicing matters solely with respect to the Farallon Portfolio loan combination.

      Unless there are significant losses on the mortgage loans, the controlling class of certificateholders will be the holders of a non-offered class of certificates. The initial controlling class of certificateholders will be the class T certificateholders.

      Notwithstanding the foregoing:

      o     in the case of the Wilson Farms Plaza loan combination, until certain change of control trigger events occur, the related non-trust loan noteholder will have the right, directly or through a representative, to replace the special servicer, and to advise the master servicer and/or the special servicer on various servicing matters, in each case solely with respect to the subject loan combination; and

      o     in the case of the 6219 El Camino Real loan combination, the related non-trust loan noteholder will have certain consent rights with respect to loan modifications of the subject loan combination.

      See "Description of the Mortgage Pool--The Loan Combinations," "Servicing
of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
Agreement--The Controlling Class Representative and the Loan Combination
Controlling Parties" and "Servicing of the Farallon Portfolio Loan Combination"
in this prospectus supplement.

                           RELEVANT DATES AND PERIODS

CUT-OFF DATE

      References in this prospectus supplement to the "cut-off date" mean, individually and collectively, as the context may require, with respect to each mortgage loan that has its first due date in or prior to November 2007, the related due date of that mortgage loan in November 2007 or, with respect to any mortgage loan that has its first due date after November 2007, the later of
November 1, 2007 or its date of origination. All payments and collections received on each mortgage loan after the cut-off date, excluding any payments or collections that represent amounts due on or before that date, will belong to the issuing entity.

CLOSING DATE

      The date of initial issuance for the offered certificates will be on or about November 14, 2007.

DETERMINATION DATE

      With respect to any given month, the eighth day of that calendar month or, if such eighth day is not a business day, the next following business day.

DISTRIBUTION DATE

      Payments on the offered certificates are scheduled to occur monthly, commencing in December 2007. During any given month, the distribution date will be the fourth business day following the determination date in that month.

                                      S-15

RECORD DATE

      The record date for each monthly payment on an offered certificate will be the last business day of the prior calendar month. The registered holders of the offered certificates at the close of business on each record date will be entitled to receive any payments on those certificates on the following distribution date, except that the last payment on any offered certificate will be made only upon presentation and surrender of that certificate.

RATED FINAL DISTRIBUTION DATE

      The rated final distribution date for each class of the offered certificates with principal balances is the distribution date in September 2049.

ASSUMED FINAL DISTRIBUTION DATES

      Set forth opposite each class of offered certificates in the table below is the distribution date on which the principal balance of that class is expected to be paid in full (or, in the case of the class XP certificates, the distribution date on which its notional amount is expected to be reduced to zero), assuming, among other things, no delinquencies, losses, modifications, extensions of maturity dates, repurchases or, except as contemplated by the next sentence, prepayments of the mortgage loans after the initial issuance of the certificates. For purposes of the table, each mortgage loan that provides for the conversion of its mortgage interest rate from fixed to floating is assumed to be repaid in full on the first payment date when no prepayment charge is due.

                                       MONTH AND YEAR OF
               CLASS            ASSUMED FINAL DISTRIBUTION DATE
            -----------      -------------------------------------
                A-1                        June 2012
                A-2                      October 2012
                A-3                     September 2014
                A-SB                     November 2016
                A-4                     September 2017
                A-1A                      August 2017
                 AM                     September 2017
                AM-A                    September 2017
                 AJ                      October 2017
                AJ-A                     October 2017
                 B                       October 2017
                 C                       November 2017
                 D                       November 2017
                 E                       November 2017
                 F                       November 2017
                 XP                      November 2015

      See the maturity assumptions described under "Yield and Maturity
Considerations" in this prospectus supplement for further assumptions that were taken into account in determining the assumed final distribution dates.

COLLECTION PERIOD

      On any distribution date, amounts available for payment on the offered certificates will depend on the payments and other collections received, and any advances of payments due, on the mortgage loans during the related collection period. In general, each collection period--

      o     will relate to a particular distribution date;

      o     will be approximately one month long;

                                      S-16

      o     will begin on the day after the determination date in the
            immediately preceding month or, in the case of the first collection period, will begin immediately following the cut-off date; and

      o     will end on the determination date in the month of the related distribution date.

      However, the collection period for any distribution date for certain mortgage loans may differ from the collection period with respect to the rest of the mortgage pool for that distribution date because the determination dates for those mortgage loans may not be the same as the determination date for the rest of the mortgage pool. Accordingly, there may be more than one collection period with respect to some distribution dates.

      With respect to any distribution date, references in this prospectus supplement to "collection period" mean, as to each mortgage loan, the applicable collection period ending in the month in which that distribution date occurs.

INTEREST ACCRUAL PERIOD

      The amount of interest payable with respect to the offered certificates on any distribution date will be a function of the interest accrued during the related interest accrual period. The interest accrual period with respect to each class of offered certificates for any distribution date will be the calendar month immediately preceding the month in which that distribution date occurs. Interest will be calculated with respect to the offered certificates assuming that each interest accrual period consists of 30 days and each year consists of 360 days.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

      The issuing entity will issue multiple classes of the certificates with an approximate total principal balance at initial issuance equal to $2,809,835,146.
The classes offered by this prospectus supplement are identified on the cover hereof. The remaining classes of the certificates will be offered separately in a private offering.

REGISTRATION AND DENOMINATIONS

      We intend to deliver the offered certificates in book-entry form in original denominations of--

      o     in the case of the class XP certificates, $100,000 initial notional amount and in any whole dollar denomination in excess of $100,000;
            and

      o     in the case of the other classes of offered certificates, $25,000 initial principal balance and in any whole dollar denomination in excess of $25,000.

      You will initially hold your offered certificates, directly or indirectly, through The Depository Trust Company and they will be registered in the name of
Cede & Co. as nominee for The Depository Trust Company. As a result, you will not receive a fully registered physical certificate representing your interest in any offered certificate, except under the limited circumstances described under "Description of the Offered Certificates--Registration and Denominations"
in this prospectus supplement and under "Description of the
Certificates--Book-Entry Registration" in the accompanying base prospectus.

                                      S-17

PAYMENTS

A. GENERAL

      For purposes of making distributions with respect to the class A-1, A-2,
A-3, A-SB, A-4, A-1A, AM, AM-A, AJ and AJ-A certificates, the mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2.
Loan group 1 will consist of 226 mortgage loans, with an initial loan group 1 balance of $2,185,120,230 and representing approximately 77.8% of the initial mortgage pool balance, that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 20 mortgage loans, with an initial loan group 2 balance of $624,714,916 and representing approximately 22.2% of the initial mortgage pool balance, that are secured by multifamily and manufactured housing community properties. Annex A-1 to this prospectus supplement sets forth the loan group designation with respect to each mortgage loan.

      On each distribution date, to the extent of available funds attributable to the mortgage loans as described below, which available funds will be net of specified expenses of the issuing entity, including all servicing fees, trust administration fees and other compensation, the certificate administrator will make payments of interest and, except in the case of the class XC and XP certificates, principal to the holders of the following classes of certificates, in the following order:

        PAYMENT ORDER                         CLASS
       ---------------     -------------------------------------------
              1             A-1, A-2, A-3, A-SB, A-4, A-1A, XC and XP
              2                            AM and AM-A
              3                            AJ and AJ-A
              4                                 B
              5                                 C
              6                                 D
              7                                 E
              8                                 F
              9                                 G
             10                                 H
             11                                 J
             12                                 K
             13                                 L
             14                                 M
             15                                 N
             16                                 P
             17                                 Q
             18                                 S
             19                                 T

      In general, payments of interest in respect of the class A-1, A-2, A-3,
A-SB and A-4 certificates will be made on a pro rata basis, in accordance with their respective interest entitlements, out of available funds attributable to the mortgage loans in loan group 1. Payments of interest in respect of the class
A-1A certificates will be made out of available funds attributable to the mortgage loans in loan group 2. Payments of interest on the class XC and XP certificates will be made out of available funds attributable to both loan groups. However, if the funds available for those distributions of interest on any distribution date are insufficient to pay in full the total amount of interest to be paid with respect to any of the class A-1, A-2, A-3, A-SB, A-4,
A-1A, XC and/or XP certificates, then the funds available for distribution will be allocated among all those classes of certificates pro rata in accordance with their respective interest entitlements, without regard to loan groups.

      Following payments of interest and, if applicable, principal in respect of the class A-1, A-2, A-3, A-SB, A-4, A-1A, XP and XC certificates on any distribution date, payments of interest in respect of the class AM

                                      S-18

certificates will be made out of available funds attributable to the mortgage loans in loan group 1, and payments of interest in respect of the class AM-A certificates will be made out of available funds attributable to the mortgage loans in loan group 2; provided that, if the funds available for those distributions of interest on any distribution date are insufficient to pay in full the total amount of interest to be paid with respect to the class AM certificates and/or the class AM-A certificates, then the funds available for distribution will be allocated between those classes of certificates pro rata in accordance with the respective interest entitlements, without regard to loan groups.

      Following payments of interest and, if applicable, principal in respect of the class A-1, A-2, A-3, A-SB, A-4, A-1A, XP, XC, AM and AM-A certificates on any distribution date, payments of interest in respect of the class AJ certificates will be made out of available funds attributable to the mortgage loans in loan group 1, and payments of interest in respect of the class AJ-A certificates will be made out of available funds attributable to the mortgage loans in loan group 2; provided that, if the funds available for those distributions of interest on any distribution date are insufficient to pay in full the total amount of interest to be paid with respect to the class AJ certificates and/or the class AJ-A certificates, then the funds available for distribution will be allocated between those classes of certificates pro rata in accordance with the respective interest entitlements, without regard to loan groups.

      The allocation of principal payments among the class A-1, A-2, A-3, A-SB,
A-4, AM, AJ, A-1A, AM-A and AJ-A certificates also takes into account loan groups and the relative seniority of those classes of certificates and is described under "--Payments--Payments of Principal" below. The class XC and XP certificates do not have principal balances and do not entitle their holders to payments of principal. See "Description of the Offered
Certificates--Payments--Priority of Payments" in this prospectus supplement.

      No payments or other collections on the non-trust loans described under
"--The Mortgage Loans and the Mortgaged Real Properties--Loan Combinations"
below, which are not assets of the issuing entity, will be available for distributions on the certificates. See "Description of the Mortgage Pool--Loan
Combinations" in this prospectus supplement.

B. PAYMENTS OF INTEREST

      Each class of certificates (other than the class Z certificates and the
REMIC residual certificates) will bear interest. With respect to each such interest-bearing class of certificates that interest will accrue during each interest accrual period based upon--

      o     the pass-through rate applicable for the particular class of certificates for that interest accrual period;

      o     the total principal balance or notional amount, as the case may be, of the particular class of certificates outstanding immediately prior to the related distribution date; and

      o     the assumption that each year consists of twelve 30-day months.

      A whole or partial prepayment on a mortgage loan may not be accompanied by the amount of one full month's interest on the prepayment. As and to the extent described under "Description of the Offered Certificates--Payments--Payments of
Interest" in this prospectus supplement, these shortfalls may be allocated to reduce the amount of accrued interest otherwise payable to the holders of the respective interest-bearing classes of the certificates (other than the class
XC, XP and Y certificates).

      On each distribution date, subject to available funds and the payment priorities described under "-Payments--General" above, a holder of offered certificates will be entitled to receive its proportionate share of: (a) all interest accrued with respect to its class of offered certificates during the related interest accrual period;

                                      S-19

plus (b) any interest that was payable with respect to its class of offered certificates on all prior distribution dates, to the extent not previously paid;
less (c) except in the case of the class XP certificates, its class's share of any shortfalls in interest collections due to prepayments on mortgage loans that are not offset by certain payments made by, in each case, the applicable master servicer.

      See "Description of the Offered Certificates--Payments--Payments of
Interest," "--Payments--Priority of Payments" and "--Calculation of Pass-Through
Rates" in this prospectus supplement.

C. PAYMENTS OF PRINCIPAL

      The class XC, XP, Y and Z certificates and the REMIC residual certificates do not have principal balances and do not entitle their holders to payments of principal. Subject to available funds and the payment priorities described under
"--Payments--General" above, however, the holders of each class of principal balance certificates will be entitled to receive a total amount of principal over time equal to the initial principal balance of their particular class. The certificate administrator will be required to make payments of principal in a specified sequential order to ensure that--

      o     no payments of principal will be made to the holders of the class B,
            C, D, E, F, G, H, J, K, L, M, N, P, Q, S or T certificates until, in the case of each of those classes, the total principal balance of all more senior classes of principal balance certificates is reduced to zero; and

      o     except as described under "--Amortization, Liquidation and Payment
            Triggers" below, payments of principal will be made--

            (1)   to, first, the holders of the class A-1 certificates, until the total principal balance of such certificates is reduced to zero, second, the holders of the class A-2 certificates, until the total principal balance of such certificates is reduced to zero, third, the holders of the class A-3 certificates, until the total principal balance of such certificates is reduced to zero, fourth, the holders of the class A-SB certificates,
                  until the total principal balance of such certificates is
                  reduced to zero, fifth, the holders of the class A-4
                  certificates, until the total principal balance of such
                  certificates is reduced to zero, sixth, the holders of the class AM certificates, until the total principal balance of such certificates is reduced to zero, and seventh, the holders of the class AJ certificates, until the total principal
                  balance of such certificates is reduced to zero, in an
                  aggregate amount for such clauses first through seventh equal to the funds allocated to principal with respect to mortgage loans in loan group 1 and, after the total principal balance of the class A-1A, AM-A and AJ-A certificates has been reduced to zero, the funds allocated to principal with respect to
                  mortgage loans in loan group 2, provided that, on each
                  distribution date, the total principal balance of the class
                  A-SB certificates must, subject to available funds, be paid down, if necessary, to the scheduled principal balance for that class for that distribution date that is set forth on
                  Annex E to this prospectus supplement before any payments of principal are made with respect to the class A-1, A-2 and/or
                  A-3 certificates, and

            (2)   to, first, the holders of the class A-1A certificates, until the total principal balance of such certificates is reduced to zero, second, the holders of the class AM-A certificates,
                  until the total principal balance of such certificates is
                  reduced to zero, and third, the holders of the class AJ-A
                  certificates, until the total principal balance of such
                  certificates is reduced to zero, in an aggregate amount for such clauses first through third equal to the funds allocated to principal with respect to mortgage loans in loan group 2 and, after the total principal balance of the class A-1, A-2,
                  A-3, A-SB, A-4, AM and AJ certificates has been reduced to zero, the funds allocated to principal with respect to
                  mortgage loans in loan group 1.

                                      S-20

      The total payments of principal to be made on the principal balance certificates on any distribution date will generally be a function of--

      o     the amount of scheduled payments of principal due or, in some cases, deemed due on the mortgage loans during the related collection period, which payments are either received as of the end of that collection period or advanced by the applicable master servicer or the trustee; and

      o     the amount of any prepayments and other unscheduled collections of previously unadvanced principal with respect to the mortgage loans that are received during the related collection period.

      However, if the applicable master servicer, the special servicer or the trustee reimburses itself out of general collections on the mortgage pool for any advance, together with any interest accrued on that advance, that it has determined is not ultimately recoverable out of collections on the related mortgage loan, then that advance, together with interest accrued on that advance, will be reimbursed first out of payments and other collections of principal on all the mortgage loans, thereby reducing the amount of principal otherwise distributable in respect of the principal balance certificates on the related distribution date, prior to being reimbursed out of payments and other collections of interest on all the mortgage loans.

      Additionally, if any advance, together with interest accrued on that advance, with respect to a defaulted mortgage loan remains unreimbursed following the time that the mortgage loan is modified and returned to performing status, then (even though that advance has not been deemed nonrecoverable from collections on the related mortgage loan) the applicable master servicer, the special servicer or the trustee, as applicable, will be entitled to reimbursement for that advance, with interest, on a monthly basis, out of payments and other collections of principal on all the mortgage loans after the application of those principal payments and collections to reimburse any party for advances that are nonrecoverable on a loan-specific basis as described in the prior paragraph, thereby reducing the amount of principal otherwise distributable in respect of the principal balance certificates on the related distribution date.

      Reimbursements of the advances, with interest thereon, as described in the prior two paragraphs will generally be made first from principal collections on the mortgage loans included in the loan group which includes the mortgage loan in respect of which the subject advance was made, and if those collections are insufficient to make a full reimbursement, then from principal collections on the mortgage loans in the other loan group. As a result, distributions of principal with respect to the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AM-A, AJ or AJ-A certificates may be reduced even if the advances being reimbursed were made in respect of mortgage loans included in the loan group that does not primarily relate to such class of certificates.

      If any advance described above is not reimbursed in whole on any distribution date due to insufficient principal collections and, solely in the case of an advance that is nonrecoverable on a loan-specific basis, interest collections on the mortgage pool during the related collection period, then the portion of that advance which remains unreimbursed will be carried over, and continue to accrue interest, for reimbursement on the following distribution date.

      The payment of certain default-related or otherwise unanticipated expenses with respect to any mortgage loan may reduce the amounts allocable as principal of that mortgage loan and, accordingly, the principal distributions on the principal balance certificates.

      See "Description of the Offered Certificates--Payments--Payments of
Principal" and "--Payments--Priority of Payments" in this prospectus supplement.

                                      S-21

D. AMORTIZATION, LIQUIDATION AND PAYMENT TRIGGERS

      As a result of losses on the mortgage loans and/or default-related or other unanticipated expenses of the issuing entity, (a) the total principal balance of the class B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T certificates could be reduced to zero at a time when both the AJ and AJ-A classes remain outstanding, (b) the total principal balance of the class AJ,
AJ-A, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T certificates could be reduced to zero at a time when both the AM and AM-A classes remain outstanding and (c) the total principal balance of the class AM, AM-A, AJ, AJ-A, B, C, D, E,
F, G, H, J, K, L, M, N, P, Q, S and T certificates could be reduced to zero at a time when any two or more of the A-1, A-2, A-3, A-SB, A-4 and A-1A classes remain outstanding. See "--Description of the Offered Certificates--Allocation
of Losses on the Mortgage Loans and Other Unanticipated Expenses" below. Under the circumstances described in clause (a) of the first sentence of this paragraph, and in any event on the final distribution date, no payments of principal will be distributed to the holders of the class AJ or AJ-A certificates until the class A-1, A-2, A-3, A-SB, A-1A, AM and AM-A certificates are retired, and any payments of principal that are so distributed to the holders of the outstanding class AJ and AJ-A certificates will be allocated between those two classes on a pro rata basis in accordance with their respective principal balances and without regard to loan groups; under the circumstances described in clause (b) of the first sentence of this paragraph, and in any event on the final distribution date, no payments of principal will be distributed to the holders of the class AM or AM-A certificates until the class A-1, A-2, A-3, A-SB and A-1A certificates are retired, and any payments of principal that are so distributed to the holders of the outstanding class AM and
AM-A certificates will be allocated between those two classes on a pro rata basis in accordance with their respective principal balances and without regard to loan groups; and under the circumstances described in clause (c) of the first sentence of this paragraph, and in any event on the final distribution date, any payments of principal will be distributed to the holders of the outstanding class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, pro rata, rather than sequentially, in accordance with their respective principal balances and without regard to loan groups.

E. PAYMENTS OF PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

      You may, in certain circumstances, also receive distributions of prepayment premiums and yield maintenance charges collected on the mortgage loans. Any distributions of those amounts would be in addition to the distributions of principal and interest described above.

      If any prepayment premium or yield maintenance charge is collected on any of the mortgage loans, then the certificate administrator will pay that amount in the proportions described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this prospectus supplement, to--

      o     the holders of any of the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
            AM-A, AJ, AJ-A, B, C, D, E, F, G, H, J and/or K certificates that are then entitled to receive payments of principal with respect to the loan group that includes the prepaid mortgage loan;

      o     the holders of the class XC certificates; and/or

      o     the holders of the class XP certificates.

      All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the issuing entity and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

      See "Description of the Offered Certificates--Payments--Payments of
Prepayment Premiums and Yield Maintenance Charges" in this prospectus supplement.

                                      S-22

F. FEES AND EXPENSES

      The amounts available for distribution on the certificates on any distribution date will generally be reduced by the fees and expenses described below.

      Master Servicers. The master servicers will earn a master servicing fee with respect to each and every mortgage loan (including, in the case of Midland
Loan Services, Inc., the Farallon Portfolio trust mortgage loan) held by the issuing entity that it is responsible for servicing, including each specially serviced mortgage loan, if any, and each mortgage loan that it is responsible for servicing, if any, as to which the corresponding mortgaged real property has been acquired as foreclosure property as part of the assets of the issuing entity. With respect to each such mortgage loan, the master servicing fee will:
(1) generally be calculated for the same number of days and on the same principal amount as interest accrues or is deemed to accrue on that mortgage loan; (2) accrue at an annual rate that ranges, on a loan-by-loan basis, from
0.02% per annum to 0.11% per annum (inclusive of the servicing fee rate payable with respect to the Farallon Portfolio trust mortgage loan pursuant to the
ML-CFC series 2007-8 pooling and servicing agreement); and (3) be payable (a)
monthly from amounts allocable as interest with respect to that mortgage loan and/or (b) if the subject mortgage loan and any related foreclosure property has been liquidated on behalf of, among others, the certificateholders, out of general collections on the mortgage pool. Master servicing fees with respect to any mortgage loan will include the primary servicing fees payable by the applicable master servicer to any sub-servicer with respect to that mortgage loan.

      Special Servicer. The special servicer will earn a special servicing fee with respect to each mortgage loan (other than the Farallon Portfolio trust mortgage loan) that is being specially serviced or as to which the corresponding mortgaged real property has been acquired as foreclosure property as part of the assets of the issuing entity. With respect to each such mortgage loan, the special servicing fee will: (a) accrue for the same number of days and on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan; (b) accrue at a special servicing fee rate of 0.35%
per annum (but in any event not less than $4,000 per month) with respect to any specially serviced mortgage loan and each mortgage loan as to which the corresponding mortgaged real property has been acquired by the issuing entity through foreclosure, deed-in-lieu of foreclosure or otherwise following a default; and (c) to the extent not paid, pursuant to the terms of the related co-lender or intercreditor agreement, from amounts otherwise payable on a more junior non-trust loan in the case of a trust mortgage loan that is part of a senior/subordinate loan combination, be payable monthly from general collections on the mortgage pool.

      The special servicer will, in general, be entitled to receive a workout fee with respect to each specially serviced mortgage loan that it successfully works out. The workout fee will be payable (to the extent not paid, pursuant to the terms of the related co-lender or intercreditor agreement, from amounts otherwise payable on a more junior non-trust loan in the case of a trust mortgage loan that is part of a senior/subordinate loan combination) out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest and principal received on the subject mortgage loan for so long as it is not returned to special servicing by reason of an actual or reasonably foreseeable default.

      Subject to the exceptions described under "Servicing of the Mortgage Loans
Under the ML-CFC Series 2007-9 Pooling and Servicing Agreement--Servicing and
Other Compensation and Payment of Expenses--Principal Special Servicing
Compensation" and "--The Principal Recovery Fee" in this prospectus supplement, the special servicer will, in general, be entitled to receive a principal recovery fee with respect to: (a) each specially serviced mortgage loan--or any replacement mortgage loan substituted for it--as to which the special servicer obtains a full or discounted payoff from the related borrower; and (b) any specially serviced mortgage loan or foreclosure property as to which the special servicer receives any liquidation proceeds, sale proceeds, insurance proceeds or condemnation proceeds. As to each such specially serviced mortgage loan or foreclosure property, the principal recovery fee will be payable (to the extent not paid, pursuant to the terms of the related co-lender or intercreditor agreement, from amounts otherwise payable on a more junior non-trust loan in the case of a

                                      S-23

trust mortgage loan that is part of a senior/subordinate loan combination) from, and will be calculated by application of a principal recovery fee rate of 1.0%
to, the related payment or proceeds.

      Trustee and Certificate Administrator. The trustee and the certificate administrator will collectively earn a trust administration fee, which for any distribution date, will equal one month's interest at 0.00089% per annum with respect to each and every mortgage loan held by the issuing entity, including each specially serviced mortgage loan, if any, and each mortgage loan, if any, as to which the corresponding mortgaged real property has been acquired as foreclosure property as part of the assets of the issuing entity.

      Other Fees and Expenses. The master servicers, the special servicer, the trustee and the certificate administrator will be entitled to certain other additional compensation and the reimbursement of expenses.

      ML-CFC Series 2007-8 Fees and Expenses. The applicable master servicer, the special servicer and the trustee under the ML-CFC series 2007-8 pooling and servicing agreement are each entitled to receive payments of their fees and reimbursements of their expenses as provided in the ML-CFC series 2007-8 pooling and servicing agreement. Certain fees and expenses payable to the applicable master servicer, the special servicer and the trustee under the ML-CFC series
2007-8 pooling and servicing agreement will be payable first out of collections on the Farallon Portfolio loan combination and then out of general collections on the other loans included in the ML-CFC series 2007-8 securitization trust, out of general collections on the loans included in the asset pool for any other securitization trust into which a non-trust loan that is part of the Farallon
Portfolio loan combination has been deposited and out of general collections on the mortgage loans included in the assets of the issuing entity for our ML-CFC series 2007-9 certificates for each securitization trust's pro rata share of fees, costs and expenses related to the servicing of the Farallon Portfolio loan combination.

      The foregoing fees and expenses will generally be payable prior to distribution on the offered certificates. If any of the foregoing fees and expenses are identified as being payable out of a particular source of funds, then the subject fee or expense, as the case may be, will be payable out of that particular source of funds prior to any application of those funds to make payments with respect to the offered certificates. In addition, if any of the foregoing fees and expenses are identified as being payable out of general collections with respect to the mortgage pool, then the subject fee or expense, as the case may be, will be payable out of those general collections prior to any application of those general collections to make payments with respect to the offered certificates.

      Further information with respect to the foregoing fees and expenses, including information regarding the general purpose of and the source of payment for these fees and expenses, as well as information regarding other fees and expenses, is set forth under "Description of the Offered Certificates--Fees and
Expenses" in this prospectus supplement.

G. PAYMENTS OF FLOATING RATE ADDITIONAL INTEREST AND 500 CARSON TOWN CENTER
DEFERRED INTEREST

      On each distribution date: (a) any additional interest collected during the related collection period on the mortgage loans that convert from a fixed rate of interest to a floating rate of interest will be distributed to the holders of the class Y certificates; and (b) any deferred interest accrued with respect to the 500 Carson Town Center mortgage loan during the 5-year period ending on May 31, 2008 and collected during the related collection period will be distributed to the holders of the class Z certificates. See "Description of the Offered Certificates--Payments--Payments of Floating Rate Additional
Interest and 500 Carson Town Center Deferred Interest and the 500 Carson Town
Center Repurchase Charge" in this prospectus supplement.

ALLOCATION OF LOSSES ON THE MORTGAGE LOANS AND OTHER UNANTICIPATED EXPENSES

      Because of losses on the mortgage loans, reimbursements of advances determined to be nonrecoverable on a loan-specific basis and/or default-related and other unanticipated expenses of the issuing entity (such as interest on advances, special servicing fees, workout fees and principal recovery fees), the total principal balance

                                      S-24

of the mortgage pool, less any related outstanding advances of principal, may fall below the total principal balance of the principal balance certificates.
For purposes of this determination only, effect will not be given to any reductions of the principal balance of any mortgage loan for payments of principal collected on the mortgage loans that were used to reimburse any advances outstanding after a workout of another mortgage loan to the extent those advances are not otherwise determined to be nonrecoverable on a loan-specific basis. If and to the extent that those losses, reimbursements and expenses cause the total principal balance of the mortgage pool, less any related outstanding advances of principal, to be less than the total principal balance of the principal balance certificates following the payments made on the certificates on any distribution date, the total principal balances of the following classes of principal balance certificates will be successively reduced in the following order, until the deficit is eliminated:

         REDUCTION ORDER                       CLASS
         ---------------        -----------------------------------
                1                                T
                2                                S
                3                                Q
                4                                P
                5                                N
                6                                M
                7                                L
                8                                K
                9                                J
               10                                H
               11                                G
               12                                F
               13                                E
               14                                D
               15                                C
               16                                B
               17                           AJ and AJ-A
               18                           AM and AM-A
               19                A-1, A-2, A-3, A-SB, A-4 and A-1A

      Any reduction to the total principal balances of the class A-1, A-2, A-3,
A-SB, A-4 and A-1A certificates will be made on a pari passu and pro rata basis in accordance with the relative sizes of those principal balances, without regard to loan groups. Any reduction to the total principal balances of the class AM and AM-A certificates will be made on a pari passu and pro rata basis in accordance with the relative sizes of those principal balances, without regard to loan groups. Any reduction to the total principal balances of the class AJ and AJ-A certificates will be made on a pari passu and pro rata basis in accordance with the relative sizes of those principal balances, without regard to loan groups.

      See "Description of the Offered Certificates--Reductions to Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" in this prospectus supplement.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS

      Except as described below, each master servicer will be required to make advances of principal and/or interest due on the mortgage loans master serviced by that master servicer (which, in the case of Midland Loan Services, Inc., includes the Farallon Portfolio trust mortgage loan) with respect to any delinquent monthly payments, other than balloon payments. In addition, the trustee must make any of those advances that the applicable master servicer is required but fails to make. As described under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this

                                      S-25

prospectus supplement, any party that makes an advance will be entitled to be reimbursed for the advance, together with interest at a published prime rate, as described in that section of this prospectus supplement.

      Notwithstanding the foregoing, none of the master servicers or the trustee will be required to make any advance that it determines, in its reasonable judgment, will not be recoverable (together with interest accrued on that advance) from proceeds of the related mortgage loan. The trustee will be entitled to rely on any determination of nonrecoverability made by a master servicer. The special servicer may also determine that any interest and/or principal advance made or proposed to be made by a master servicer or the trustee is not or will not be, as applicable, recoverable, together with interest accrued on that advance, from proceeds of the mortgage loan to which that advance relates, and the applicable master servicer and the trustee will be entitled to rely on any determination of nonrecoverability made by the special servicer and will be required to act in accordance with that determination. The special servicer, however, will not have the right to determine as recoverable any advance that has been determined by the applicable master servicer to be nonrecoverable.

      In addition, if any of the adverse events or circumstances that we refer to under "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling
and Servicing Agreement--Required Appraisals" in, and describe in the glossary to, this prospectus supplement occur or exist with respect to any mortgage loan or the mortgaged real property for that mortgage loan (excluding the Farallon
Portfolio trust mortgage loan), the special servicer will be obligated to obtain a new appraisal or, at the special servicer's option in cases involving mortgage loans with relatively small principal balances, conduct a valuation of that property. If, based on that appraisal or other valuation, subject to the discussion below regarding the loan combinations, it is determined that:

      o     the sum of the principal balance of the subject mortgage loan plus other delinquent amounts due under the subject mortgage loan exceeds

      o     an amount generally equal to:

            1.    90% of the new estimated value of the related mortgaged real property, which value may be reduced by the special servicer based on its review of the related appraisal and other
                  relevant information; plus

            2.    certain other amounts, such as escrow funds,

then the amount otherwise required to be advanced with respect to interest on that mortgage loan will be reduced in generally the same proportion that the excess, sometimes referred to as an appraisal reduction amount, bears to the principal balance of the mortgage loan, which will be deemed to be reduced by any outstanding advances of principal in respect of that mortgage loan. In the event advances of interest are so reduced, funds available to make payments on the certificates then outstanding will be reduced.

      The calculation of any appraisal reduction amount in respect of any trust mortgage loan that is part of a loan combination serviced under the ML-CFC series 2007-9 pooling and servicing agreement will take into account the related non-trust loan(s). The special servicer will determine whether an appraisal reduction amount exists with respect to any of those loan combinations based on a calculation that generally treats the subject loan combination as if it were a single mortgage loan. Any resulting appraisal reduction amount with respect to any of the loan combinations serviced under the ML-CFC Series 2007-9 pooling and servicing agreement will be allocated (to the extent provided under the related loan combination intercreditor agreement), first to the related junior non-trust loan (up to the amount of the outstanding principal balance of that non-trust loan), and then to the related mortgage loan held by the issuing entity. The amount of advances of interest on each of the mortgage loans held by the issuing entity that is part of a loan combination serviced under the ML-CFC 2007-9 pooling and servicing agreement will be reduced so as to take into account any appraisal reduction amount allocable to the subject mortgage loan.

                                      S-26

      In the case of the Farallon Portfolio trust mortgage loan, if adverse events or circumstances similar to those referred to above occur or exist with respect to the Farallon Portfolio loan combination, the ML-CFC series 2007-8 special servicer will be similarly required to obtain a new appraisal and determine, in a manner similar to the foregoing discussion, whether an appraisal reduction amount exists with respect to the Farallon Portfolio loan combination, which would be treated as a single mortgage loan for those purposes. Any resulting appraisal reduction amount with respect to the Farallon Portfolio loan combination will be allocated, first, to the Farallon Portfolio trust mortgage loan (to the extent of the portion thereof evidenced by B-notes) and the
Farallon Portfolio B-note non-trust loans, on a pro rata basis by principal balance, and second, to the Farallon Portfolio trust mortgage loan (to the extent of the portion thereof evidenced by A-notes) and the Farallon Portfolio
A-note non- trust loans, on a pro rata basis by principal balance. The interest portion of any advance in respect of a delinquent debt service payment with respect to the Farallon Portfolio trust mortgage loan will be reduced as a result of an appraisal reduction amount determined by the applicable ML-CFC series 2007-8 special servicer as allocable to that mortgage loan.

      None of the master servicers or the trustee will be required to make advances of principal and/or interest with respect to any mortgage loan that is not held by the issuing entity.

      See "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments and Reimbursement of Advances" and "Servicing of
the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
Agreement--Required Appraisals" in this prospectus supplement. See also
"Description of the Governing Documents--Advances" in the accompanying base prospectus.

REPORTS TO CERTIFICATEHOLDERS

      On each distribution date, the certificate administrator will make available on its internet website, initially located at www.ctslink.com, or provide on request, to the registered holders of the offered certificates, a monthly report substantially in the form of Annex D to this prospectus supplement. The certificate administrator's report will detail, among other things, the distributions made to the certificateholders on that distribution date and the performance of the mortgage loans and the mortgaged real properties.

      Upon reasonable prior notice to the trustee, you may review a variety of information and documents that pertain to the mortgage loans and the mortgaged real properties for those loans, at the trustee's offices during normal business hours.

      See "Description of the Offered Certificates--Reports to
Certificateholders; Available Information" in this prospectus supplement.

OPTIONAL AND OTHER TERMINATION

      Specified parties to the transaction may purchase all of the mortgage loans and any foreclosure properties held by the issuing entity, and thereby terminate the issuing entity, when the aggregate principal balance of the mortgage loans, less any outstanding advances of principal, is less than approximately 1.0% of the initial mortgage pool balance.

      In addition, if, following the date on which the total principal balance of the offered certificates is reduced to zero, all of the remaining certificates, including the class XP certificates (but excluding the class Y and
Z certificates and the REMIC residual certificates), are held by the same certificateholder, the issuing entity may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates
(other than the class Y and Z certificates and the REMIC residual certificates)
for all the mortgage loans and any foreclosure properties held by the issuing entity at the time of exchange.

      See "Description of the Offered Certificates--Termination" in this prospectus supplement.

                                      S-27

              THE MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

GENERAL

      In this section, we provide summary information with respect to the mortgage loans that we intend to transfer to the issuing entity. For more detailed information regarding those mortgage loans, you should review the following sections in this prospectus supplement:

      o     "Description of the Mortgage Pool;"

      o     "Risk Factors--Risks Related to the Mortgage Loans;"

      o     Annex A-1--Certain Characteristics of the Mortgage Loans;

      o     Annex A-1(YM)--Yield Maintenance Formulas;

      o     Annex A-2--Certain Statistical Information Regarding the Mortgage
            Loans;

      o     Annex A-3--500 Carson Town Center Amortization Schedule;

      o     Annex A-4--59 Paidge Avenue Amortization Schedule;

      o     Annex B--Certain Characteristics Regarding Multi-family Properties;
            and

      o     Annex C--Description of the Ten Largest Mortgage Loans.

      When reviewing the information that we have included in this prospectus supplement with respect to the mortgage loans that are to be transferred to the issuing entity, please note that--

      o     all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

      o     all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no prepayments occur prior to the cut-off date;

      o     all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances;

      o     unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property with respect to the
            Farallon Portfolio trust mortgage loan, in which case the related non-trust loans are taken into account), statistical information presented in this prospectus supplement with respect to any mortgage loan held by the issuing entity that is part of a loan combination excludes the related non-trust loan(s), which is not held by the issuing entity;

      o     statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as 5% larger or smaller than indicated;

      o     the sum of numbers presented in any column within a table may not equal the indicated total due to rounding;

                                      S-28

      o     when a mortgage loan or mortgaged real property is identified by name, we are referring to the applicable property name indicated for the related or subject, as the case may be, mortgaged real property on Annex A-1 to this prospectus supplement; and

      o     when a mortgage loan is identified by loan number, we are referring to the loan number indicated for that mortgage loan on Annex A-1 to this prospectus supplement.

SUBSTITUTIONS, ACQUISITIONS AND REMOVALS OF MORTGAGE LOANS

      On or prior to the date of initial issuance of the offered certificates, we will acquire the mortgage loans that are to back the offered certificates from the mortgage loan sellers and will transfer the mortgage loans to the issuing entity. Except as contemplated in the following paragraphs regarding the replacement of a defective mortgage loan, no mortgage loan may otherwise be added to the assets of the issuing entity.

      Each mortgage loan seller, with respect to each mortgage loan transferred by it to us for inclusion in the assets of the issuing entity, will:

      o     make, as of the date of initial issuance of the offered
            certificates, and subject to any applicable exceptions, the representations and warranties generally described under
            "Description of the Mortgage Pool--Representations and Warranties"
            in this prospectus supplement; and

      o     agree to deliver the loan documents described under "Description of the Mortgage Pool--Assignment of the Mortgage Loans" in this prospectus supplement.

      If there exists a breach of any of those representations and warranties, or if there exists a document defect with respect to any mortgage loan, which breach or document defect materially and adversely affects the value of the subject mortgage loan or the interests of the certificateholders, and if that breach or document defect is not cured within the period contemplated under
"Description of the Mortgage Pool--Repurchases and Substitutions" in this prospectus supplement, then the affected mortgage loan will be subject to repurchase or substitution as described under "Description of the Mortgage
Pool--Repurchases and Substitutions" in this prospectus supplement.

      If any mortgage loan experiences payment defaults similar to the payment defaults that would result in a transfer of servicing from the applicable master servicer to the special servicer, then it will be subject to a fair value purchase option on the part of the special servicer, the holder--or, if applicable, the beneficial owner--of certificates representing the largest percentage interest of voting rights allocated to the controlling class or an assignee of the foregoing, as described under "Servicing of the Mortgage Loans
Under the ML-CFC Series 2007-9 Pooling and Servicing Agreement--Realization Upon
Defaulted Mortgage Loans--Fair Value Call" in this prospectus supplement. The
Farallon Portfolio trust mortgage loan is also subject to a similar fair value purchase option on the part of the same parties.

      If, in the case of any mortgage loan held by the issuing entity, there exists additional debt that is secured by the related mortgaged real property or by a direct or indirect interest in the related borrower, which additional debt is not held by the issuing entity, then the lender on that additional debt may be entitled to acquire that mortgage loan--generally at a price no less than the unpaid principal balance of the subject mortgage loan, plus interest, exclusive of default interest, accrued thereon--upon the occurrence of a default or, in some cases, a reasonably foreseeable default.

      The issuing entity will be subject to optional termination as discussed under "Description of the Offered Certificates--Termination" in this prospectus supplement.

                                      S-29

      The mortgage loan secured by the mortgaged real property identified on
Annex A-1 to this prospectus supplement as 500 Carson Town Center, which mortgage loan represents approximately 0.6% of the initial mortgage pool balance, may be defeased by the related borrower prior to the second anniversary of the date of initial issuance of the offered certificates. If the related borrower under the 500 Carson Town Center mortgage loan elects to defease the mortgage loan prior to the second anniversary of the date of initial issuance of the ML-CFC series 2007-9 certificates, then the related mortgage loan seller will be required to purchase the 500 Carson Town Center mortgage loan from the issuing entity along with the payment of a yield maintenance amount. See
"Description of the Mortgage Pool--Repurchase for Early Defeasance" in this prospectus supplement.

PAYMENT AND OTHER TERMS

      Each of the mortgage loans is the obligation of a borrower to repay a specified sum with interest. Each of the mortgage loans is secured by a first mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily or manufactured housing community real properties, although in one (1) case (loan number 95), the related mortgaged real property pledged to secure the subject mortgage loan is limited to a borrower's fee interest in land and does not include the improvements on that land. Each mortgage lien will be subject to the limited permitted encumbrances that we describe in the glossary to this prospectus supplement.

      All of the mortgage loans are or should be considered nonrecourse. None of the mortgage loans is insured or guaranteed by any governmental agency or instrumentality, by any private mortgage insurer, by any mortgage loan seller or by any of the parties to the pooling and servicing agreement.

      Each of the mortgage loans currently accrues interest at the annual rate specified with respect to that loan on Annex A-1 to this prospectus supplement.
Except as otherwise described below with respect to mortgage loans that have mortgage interest rates that will convert from fixed to floating rates, the mortgage interest rate for each mortgage loan is, in the absence of default, fixed for the entire term of the mortgage loan.

      In the case of the mortgage loan identified on Annex A-1 to this prospectus supplement as 500 Carson Town Center, the related borrower is currently making a monthly interest payment that is less than the amount of interest that is required to be paid under the original amortization schedule.
Commencing in June 2008, the borrower will be required to make a full interest payment each month.

A.  Partial Interest-Only Balloon Loans.

      One hundred twenty-two (122) of the mortgage loans, representing approximately 46.6% of the initial mortgage pool balance (111 mortgage loans in loan group 1, representing approximately 56.5% of the initial loan group 1 balance, and 11 mortgage loans in loan group 2, representing approximately 12.1%
of the initial loan group 2 balance), require:

      o     the payment of interest only on each due date until the expiration of a designated period;

      o     the amortization of principal following the expiration of that interest-only period based on an amortization schedule that is significantly longer than its remaining term to stated maturity; and

      o     a substantial payment of principal on its maturity date.

B.  Interest-Only Balloon Loans.

      Twenty-nine (29) of the mortgage loans, representing approximately 35.4%
of the initial mortgage pool balance (26 mortgage loans in loan group 1, representing approximately 22.4% of the initial loan group 1 balance, and three
(3) mortgage loans in loan group 2, representing approximately 81.1% of the initial loan group 2

                                      S-30

balance), require the payment of interest only until the related maturity date and provide for the repayment of the entire principal balance on the related maturity date.

C.  Amortizing Balloon Loans.

      Eighty-five (85) of the mortgage loans, representing approximately 16.4%
of the initial mortgage pool balance (81 mortgage loans in loan group 1, representing approximately 19.3% of the initial loan group 1 balance, and four
(4) mortgage loans in loan group 2, representing approximately 6.5% of the initial loan group 2 balance), provide for:

      o     no interest-only period;

      o     an amortization schedule that is significantly longer than its remaining term to stated maturity; and

      o     a substantial payment of principal on its maturity date.

      These 85 balloon mortgage loans do not include any of the balloon mortgage loans described under "--Partial Interest-Only Balloon Loans" or
"--Interest-Only Balloon Loans" above.

D.  Fully Amortizing Loans.

      Eight (8) of the mortgage loans, representing approximately 1.0% of the initial mortgage pool balance (six (6) mortgage loans in loan group 1, representing approximately 1.2% of the initial loan group 1 balance and two (2)
mortgage loans in loan group 2, representing approximately 0.3% of the initial loan group 2 balance), have a payment schedule that provides for the payment of principal of the subject mortgage loan substantially in full by its maturity date.

E. Convertible Rate Mortgage Loans.

      Two (2) of the mortgage loans (loan numbers 62 and 153), representing approximately 0.5% of the initial mortgage pool balance and 0.6% of the initial loan group 1 balance, each has a mortgage interest rate that converts from a fixed rate to a floating rate commencing 10 years after the first payment date for that mortgage loan. Each such mortgage loan provides that during the floating rate period, the interest rate must be at least as high as the fixed initial interest rate.

      The convertible rate mortgage loans are fully amortizing loans.

LOAN COMBINATIONS

      Three (3) mortgage loans are, in each case, part of a loan combination comprised of two or more mortgage loans that are obligations of the same borrower, only one of which will be transferred to the issuing entity. The remaining mortgage loan(s) in a loan combination will not be transferred to the issuing entity, however all of the mortgage loans in the subject loan combination are together secured by the same mortgage instrument(s) encumbering the same mortgaged real property or properties. In the case of each such loan combination, the mortgage loan(s) that will not be transferred to the issuing entity will be subordinate and/or pari passu (as indicated in the table below)
in right of payment to or with the mortgage loan in the same loan combination that has been transferred to the issuing entity, to the extent set forth in the related co-lender or intercreditor agreement. All of the mortgage loans comprising a given loan combination are cross-defaulted with each other.

                                      S-31

      The following mortgage loans are each part of a loan combination:

                                                                                             UNDERWRITTEN (NET CASH FLOW) DSCR
                     MORTGAGE LOANS THAT ARE                             RELATED          AND CUT-OFF DATE LOAN-TO-VALUE RATIO OF
                   PART OF A LOAN COMBINATION                        NON-TRUST LOANS              ENTIRE LOAN COMBINATION
-----------------------------------------------------------------   -----------------   --------------------------------------------
                          CUT-OFF DATE      % OF INITIAL MORTGAGE       ORIGINAL        UNDERWRITTEN (NET CASH      CUT-OFF DATE
 TRUST MORTGAGE LOAN    PRINCIPAL BALANCE       POOL BALANCE        PRINCIPAL BALANCE         FLOW) DSCR         LOAN-TO-VALUE RATIO
---------------------   -----------------   ---------------------   -----------------   ----------------------   -------------------

Farallon Portfolio(1)   $     500,000,000           17.8%           $   1,075,500,000           1.50x                   79.7%
6219 El Camino Real     $       7,850,000            0.3%           $      500,000(2)           1.08x                   77.3%
Wilson Farms Plaza      $       2,021,709            0.1%           $      150,000(2)           1.06x                   77.6%

(1)   The Farallon Portfolio trust mortgage loan consists of 20 promissory notes, of which 10 are A-notes in the aggregate original principal amount of $232,450,000 and 10 of which are B-notes in the aggregate original principal amount of $267,550,000. The debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related trust mortgage loans and the related non-trust mortgage loans
      (including the related subordinate B-note non-trust loans) and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related trust mortgage loans and the related non-trust mortgage loans (including the related subordinate B-note non-trust loans).
      The underwritten net cash flow debt service coverage ratio calculations include cash flow from the rental housing portfolio owned by affiliates of the related borrowers. A pledge of the equity in such affiliates was obtained as additional collateral for the loan and will be released when a certain debt service coverage ratio is satisfied. The underwritten net cash flow debt service coverage ratio, excluding cash flow from the
      Farallon Portfolio rental housing portfolio, is 1.27x. See Annex
      C--Description of the Ten Largest Mortgage Loans--The Farallon Portfolio.

(2)   Subordinate to the related trust mortgage loan to the extent described under "Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement.

      See "Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement for a description, with respect to each loan combination, of the related co-lender arrangement and the priority of payments among the mortgage loans constituting such loan combination. Also, see "Description of the
Mortgage Pool--Additional Loan and Property Information--Additional and Other
Financing" in this prospectus supplement.

DELINQUENCY STATUS

      None of the mortgage loans was 30 days or more delinquent with respect to any monthly debt service payment as of its cut-off date or at any time since the date of its origination.

      Except as described under "Risk Factors--Risk Related to Mortgage
Loans--The Bankruptcy or Insolvency of a Tenant Will Have a Negative Impact on
the Related Mortgaged Real Property" and "Description of the Mortgage
Pool--Terms and Conditions of the Mortgage Loans--Mortgage Rates; Calculations
of Interest" with respect to the 500 Carson Town Center mortgage loan, none of the mortgage loans has experienced any losses of principal or interest (through forgiveness of debt or restructuring) since origination.

PREPAYMENT PROVISIONS

      All of the mortgage loans that we intend to include in the trust provide for one or more of the following:

      o     a prepayment lock-out period, during which the principal balance of the mortgage loan may not be voluntarily prepaid in whole or in part;

      o     a defeasance period, during which voluntary prepayments are prohibited, but the related borrower may obtain a full or partial release of the related mortgaged real property through defeasance;
            and/or

                                      S-32

      o     a prepayment consideration period, during which voluntary
            prepayments are permitted, subject to the payment of a yield maintenance premium or other additional consideration for the prepayment.

      The mortgage loan secured by the mortgaged real property identified on
Annex A-1 to this prospectus supplement as 500 Carson Town Center, which mortgage loan represents approximately 0.6% of the initial mortgage pool balance, may be defeased by the related borrower prior to the second anniversary of the date of initial issuance of the offered certificates. If the related borrower under the 500 Carson Town Center mortgage loan elects to defease the mortgage loan prior to the second anniversary of the date of initial issuance of the ML-CFC series 2007-9 certificates, then the related mortgage loan seller will be required to purchase the 500 Carson Town Center mortgage loan from the issuing entity along with the payment of a yield maintenance amount. See
"Description of the Mortgage Pool--Repurchase for Early Defeasance" in this prospectus supplement.

      See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Prepayment Provisions" in this prospectus supplement.

ADDITIONAL STATISTICAL INFORMATION

      The mortgage pool, loan group 1 and loan group 2 will have the following general characteristics as of the cut-off date:

                                                                                      MORTGAGE POOL     LOAN GROUP 1    LOAN GROUP 2
                                                                                      --------------   --------------   ------------

Initial mortgage pool/loan group balance                                              $2,809,835,146   $2,185,120,230   $624,714,916
Number of mortgage loans                                                                         246              226             20
Number of mortgaged real properties                                                              566              273            293
Average cut-off date principal balance                                                   $11,422,094       $9,668,674    $31,235,746
Largest cut-off date principal balance                                                  $500,000,000     $130,100,000   $500,000,000
Smallest cut-off date principal balance                                                      684,177          684,177        792,814
Weighted average mortgage interest rate                                                      6.3353%          6.3199%        6.3894%
Highest mortgage interest rate                                                               9.8000%          9.3750%        9.8000%
Lowest mortgage interest rate                                                                5.5470%          5.5760%        5.5470%
Number of cross collateralized loans                                                               2                2              0
Cross collateralized loan groups as a percentage of initial mortgage pool/loan group            0.3%             0.4%           0.0%
   balance
Number of multi property mortgage loans                                                           15               14              1
Multi property mortgage loans as a percentage of initial mortgage pool/loan group              30.8%            16.8%          80.0%
   balance
Weighted average underwritten debt service coverage ratio(1)(2)                                1.33x            1.30x          1.45x
Highest underwritten debt service coverage ratio(1)(2)                                         4.47x            4.47x          2.65x
Lowest underwritten debt service coverage ratio(1)(2)                                          1.00x            1.00x          1.15x
Weighted average cut-off date loan-to-value ratio(1)(2)                                        71.8%            70.0%          78.3%
Highest cut-off date loan-to-value ratio(1)(2)                                                 81.7%            81.7%          79.7%
Lowest cut-off date loan-to-value ratio(1)(2)                                                   5.5%             5.5%          13.2%
Weighted average original term to maturity (months)                                              116              114            120
Longest original term to maturity (months)                                                       360              360            300
Shortest original term to maturity (months)                                                       35               35             60
Weighted average remaining term to maturity (months)                                             111              109            116
Longest remaining term to maturity (months)                                                      356              356            165
Shortest remaining term to maturity (months)                                                      29               29             43

__________________

(1)   In the case of certain mortgage loans, the related debt service coverage ratio and/or loan-to-value ratio was calculated by taking into account a holdback amount, cash reserves and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized"
      basis. See the footnotes to Annex A-1 to this prospectus supplement and
      Annex C to this prospectus supplement for more information regarding the calculations of debt service coverage ratios and loan-to-value ratios with respect to the mortgage loans referred to above.

(2)   In the case of the Farallon Portfolio trust mortgage loan, the debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt

                                      S-33

      service that will be payable under the subject trust mortgage loan and the related non-trust loans and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the subject mortgage loan and the related non-trust loans. In the case of any other mortgage loan that is part of a loan combination that includes one or more subordinate non-trust loans, the debt service coverage ratio and the cut-off date loan-to-value ratio were determined without taking into account the related subordinate non-trust loan(s).

PROPERTY TYPE

      The table below shows the number of and the total cut-off date principal balance and percentages of the initial mortgage pool balance, the loan group 1 balance and the loan group 2 balance, respectively, secured by mortgaged real properties operated primarily for each indicated purpose:

                                      NUMBER OF         TOTAL
                                      MORTGAGED     CUT-OFF DATE      % OF INITIAL    % OF INITIAL   % OF INITIAL
                                         REAL         PRINCIPAL         MORTGAGE      LOAN GROUP 1   LOAN GROUP 2
          PROPERTY TYPES              PROPERTIES     BALANCE(1)      POOL BALANCE(1)   BALANCE(1)     BALANCE(1)
-----------------------------------   ----------   ---------------   --------------   ------------   ------------

Retail                                    96       $   732,563,708        26.1%           33.5%           0.0%
   Anchored                               32           466,198,507        16.6            21.3            0.0
   Unanchored                             40           135,591,848         4.8             6.2            0.0
   Shadow Anchored(2)                     17            82,344,466         2.9             3.8            0.0
   Single Tenant                           7            48,428,887         1.7             2.2            0.0
Multifamily                              308           702,744,430        25.0             3.6          100.0
   Manufactured Housing Communities      286           557,038,682        19.8             2.1           81.9
   Multifamily                            22           145,705,748         5.2             1.5           18.1
Office(3)                                 52           546,490,022        19.4            25.0            0.0
Hospitality                               17           272,874,701         9.7            12.5            0.0
Mixed Use                                 25           233,017,652         8.3            10.7            0.0
Industrial                                25           189,575,581         6.7             8.7            0.0
Self Storage                              42           128,594,115         4.6             5.9            0.0
Healthcare                                 1             3,974,939         0.1             0.2            0.0
                                         ---       ---------------       -----           -----          -----
         TOTAL                           566       $ 2,809,835,146       100.0%          100.0%         100.0%

_________________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   A mortgaged real property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(3)   Fourteen (14) mortgaged real properties, representing 3.2% of the initial mortgage pool balance, are medical offices, some of which include a surgical office tenant.

PROPERTY LOCATION

      The mortgaged real properties are located in 41 states and the District of
Columbia. The following table sets forth the indicated information regarding those states where 5% or more of mortgaged real properties, based on allocated loan balance, are located.

                                      S-34

                              NUMBER OF             TOTAL           % OF INITIAL    % OF INITIAL   % OF INITIAL
                              MORTGAGED          CUT-OFF DATE         MORTGAGE      LOAN GROUP 1   LOAN GROUP 2
         STATE             REAL PROPERTIES   PRINCIPAL BALANCE(1)  POOL BALANCE(1)   BALANCE(1)     BALANCE(1)
------------------------   ---------------   -------------------   --------------   ------------   ------------

California(2)                     55           $   628,082,112          22.4%           28.0%           2.6%
    Southern                      37               404,201,394          14.4            17.7            2.6
    Northern                      18               223,880,718           8.0            10.2            0.0
New York                          37               277,769,488           9.9            11.8            3.3
Florida                           45               261,116,336           9.3             8.4           12.3
Texas                             89               245,172,723           8.7             8.0           11.4
Other                            340             1,397,694,487          49.7            43.8           70.4
                                 ---           ---------------         -----           -----          -----
         TOTAL                   566           $ 2,809,835,146         100.0%          100.0%         100.0%

_____________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   For purposes of determining whether a mortgaged real property is located in Northern California or Southern California, Northern California
      includes areas with zip codes of 93600 and above, and Southern California includes areas with zip codes below 93600.

ENCUMBERED INTERESTS

      The table below shows the number of, as well as the total cut-off date principal balance and percentage of the initial mortgage pool balance, the initial loan group 1 balance and the initial loan group 2 balance, respectively, secured by mortgaged real properties for which the significant encumbered interest is as indicated:

       ENCUMBERED
    INTEREST IN THE           NUMBER OF             TOTAL           % OF INITIAL
     MORTGAGED REAL           MORTGAGED         CUT-OFF DATE          MORTGAGE           % OF INITIAL             % OF INITIAL
        PROPERTY           REAL PROPERTIES   PRINCIPAL BALANCE(1)  POOL BALANCE(1)  LOAN GROUP 1 BALANCE(1)  LOAN GROUP 2 BALANCE(1)
------------------------   ---------------   -------------------   --------------   ----------------------   -----------------------

Fee(2)                           552           $ 2,588,098,330          92.1%                89.9%                    99.8%
Leasehold                         10               144,327,816           5.1                  6.6                      0.2
Fee/Leasehold                      4                77,409,000           2.8                  3.5                      0.0
                                 ---           ---------------         -----                -----                    -----
         TOTAL                   566           $ 2,809,835,146         100.0%               100.0%                   100.0%
                                 ===           ===============         =====                =====                    =====

_______________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   In circumstances where both the fee interest and the overlapping leasehold interest in a mortgaged real property are encumbered, a mortgage loan is considered to be secured by the fee interest in the subject mortgaged real property.

                                      S-35

                       LEGAL AND INVESTMENT CONSIDERATIONS

FEDERAL INCOME TAX CONSEQUENCES

      The certificate administrator or its agent will make elections to treat designated portions of the assets of the issuing entity as one or more separate real estate mortgage investment conduits or REMICs under sections 860A through
860G of the Internal Revenue Code of 1986, as amended. The 500 Carson Town
Center mortgage loan (exclusive of certain amounts representing deferred interest and any yield maintenance amount paid by the related mortgage loan seller) will be the primary asset in an individual loan REMIC.

      Any assets not included in a REMIC will constitute one or more grantor trusts for U.S. federal income tax purposes.

      The offered certificates will be treated as regular interests in a REMIC.
This means that they will be treated as newly issued debt instruments for federal income tax purposes. You will have to report income on your offered certificates in accordance with the accrual method of accounting even if you are otherwise a cash method taxpayer. In addition, the class A-1 and XP certificates represent beneficial ownership interests in the portions of a grantor trust related to any yield maintenance amount payable by the applicable mortgage loan seller in connection with a repurchase of the 500 Carson Town Center mortgage loan as a result of the defeasance thereof prior to the second anniversary of the date of initial issuance of the offered certificates.

      The class B, C and D certificates will be issued with a de minimis amount of original issue discount, and the class A-1, E, F and XP certificates will be issued with more than a de minimis amount of original issue discount. The remaining classes of offered certificates will be issued without any original issue discount and may be treated as having been issued at a premium. If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

      The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for
U.S. federal income tax purposes, will be that, subsequent to any date of determination--

      o     no mortgage loan will otherwise be prepaid prior to maturity, and

      o     there will be no extension of maturity for any mortgage loan.

      However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all.

      For a more detailed discussion of the federal income tax aspects of investing in the offered certificates, see "Federal Income Tax Consequences" in this prospectus supplement and "Federal Income Tax Consequences" in the accompanying base prospectus.

ERISA CONSIDERATIONS

      We anticipate that, subject to satisfaction of the conditions referred to under "ERISA Considerations" in this prospectus supplement, employee benefit plans and other retirement plans or arrangements subject to--

      o     Title I of the Employee Retirement Income Security Act of 1974, as
            amended, or

      o     section 4975 of the Internal Revenue Code of 1986, as amended,

                                      S-36

will be able to invest in the offered certificates without giving rise to a prohibited transaction. This is based upon individual prohibited transaction exemptions granted to Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Countrywide Securities Corporation by the U.S. Department of Labor.

      If you are a fiduciary of any employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA or section 4975 of the Internal
Revenue Code of 1986, as amended, you are encouraged to review carefully with your legal advisors whether the purchase or holding of the offered certificates could give rise to a transaction that is prohibited under ERISA or section 4975 of the Internal Revenue Code of 1986, as amended. See "ERISA Considerations" in this prospectus supplement and in the accompanying base prospectus.

LEGAL INVESTMENT

      The offered certificates will not be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

      All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the offered certificates will be legal investments for them. See "Legal Investment" in this prospectus supplement and in the accompanying base prospectus.

INVESTMENT CONSIDERATIONS

      The rate and timing of payments and other collections of principal on or with respect to the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, on or with respect to the mortgage loans in loan group 1, and in the case of the class A-1A, AM-A and
AJ-A certificates, on or with respect to the mortgage loans in loan group 2 --
may affect the yield to maturity on each offered certificate. In the case of offered certificates purchased at a discount, a slower than anticipated rate of payments and other collections of principal on the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, on or with respect to the mortgage loans in loan group 1, and in the case of the class A-1A, AM-A and AJ-A certificates, on or with respect to the mortgage loans in loan group 2 -- could result in a lower than anticipated yield. In the case of the class XP certificates and the offered certificates purchased at a premium, a faster than anticipated rate of payments and other collections of principal on the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, on or with respect to the mortgage loans in loan group 1, and in the case of the class
A-1A, AM-A and AJ-A certificates, on or with respect to the mortgage loans in loan group 2 -- could result in a lower than anticipated yield.

      If you are contemplating the purchase of class XP certificates, you should be aware that--

      o     the yield to maturity on those certificates will be highly sensitive to the rate and timing of principal prepayments and other
            liquidations on or with respect to the mortgage loans,

      o     a faster than anticipated rate of payments and other collections of principal on the mortgage loans could result in a lower than anticipated yield with respect to those certificates, and

      o     an extremely rapid rate of prepayments and/or other liquidation on or with respect to the mortgage loans could result in a substantial loss of your initial investment with respect to those certificates.

      When trying to determine the extent to which payments and other collections of principal on the mortgage loans will adversely affect the yields to maturity of the class XP certificates, you should consider what the respective components of the total notional amount of that class of certificates are and how payments and other

                                      S-37

collections of principal on the mortgage loans are to be applied to the respective total principal balances (or portions thereof) of the principal balance certificates that make up those components.

      The yield on any offered certificate with a variable or capped pass-through rate, could also be adversely affected if the mortgage loans with relatively higher net mortgage interest rates pay principal faster than the mortgage loans with relatively lower net mortgage interest rates.

      In addition, depending on timing and other circumstances, the pass-through rate for the class XP certificates may vary with changes in the relative sizes of the total principal balances of the respective classes of principal balance certificates identified on Annex G to this prospectus supplement. See "Yield and
Maturity Considerations" in this prospectus supplement and in the accompanying base prospectus.

                                      S-38

                                  RISK FACTORS

      The offered certificates are not suitable investments for all investors.
In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risks associated with that class.

      The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying base prospectus in the context of your financial situation.

      You should consider the following factors, as well as those set forth under "Risk Factors" in the accompanying base prospectus, in deciding whether to purchase any offered certificates. The "Risk Factors" section in the accompanying base prospectus includes a number of general risks associated with making an investment in the offered certificates.

      The risks and uncertainties described below and under "Risk Factors" in the accompanying base prospectus are not the only ones relating to your offered certificates. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair your investment.

      This prospectus supplement contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks described below, elsewhere in this prospectus supplement and in the accompanying base prospectus.

      If any of the following events or circumstances identified as risks actually occur or materialize, your investment could be materially and adversely affected.

                    RISKS RELATED TO THE OFFERED CERTIFICATES

THE CLASS AM, AM-A, AJ, AJ-A, B, C, D, E AND F CERTIFICATES ARE SUBORDINATE TO,
AND ARE THEREFORE RISKIER THAN, THE CLASS A-1, A-2, A-3, A-SB, A-4, A-1A AND XP
CERTIFICATES

      If you purchase class AM, AM-A, AJ, AJ-A, B, C, D, E or F certificates, then your offered certificates will provide credit support to other classes of offered certificates and to the class XC certificates. As a result, you will receive payments after, and must bear the effects of losses on the mortgage loans before, the holders of those other classes of certificates.

      When making an investment decision, you should consider, among other things--

      o     the payment priorities of the respective classes of the
            certificates;

      o     the order in which the principal balances of the respective classes of the certificates with principal balances will be reduced in connection with losses and default-related shortfalls; and

      o     the characteristics and quality of the mortgage loans.

      See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement. See also "Risk Factors--The Investment Performance of
Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable," "--Any Credit Support for Your Offered Certificates May Be
Insufficient to Protect You Against All Potential Losses" and "--Payments on the
Offered

                                      S-39

Certificates Will Be Made Solely from the Limited Assets of the Related Trust, and Those Assets May Be Insufficient to Make All Required Payments on Those
Certificates" in the accompanying base prospectus.

CHANGES IN MORTGAGE POOL COMPOSITION CAN CHANGE THE NATURE OF YOUR INVESTMENT

      If you purchase any of the offered certificates that are expected to have relatively longer weighted average lives, or if you purchase any of the class XP certificates, you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons who own offered certificates that are expected to have relatively shorter weighted average lives. See "Risk Factors--Changes in Pool Composition Will
Change the Nature of Your Investment" in the accompanying base prospectus.

THE OFFERED CERTIFICATES WILL HAVE LIMITED LIQUIDITY AND MAY EXPERIENCE
FLUCTUATIONS IN MARKET VALUE UNRELATED TO THE PERFORMANCE OF THE MORTGAGE LOANS

      Your offered certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your offered certificates. While one or more of the underwriters currently intend to make a secondary market in the offered certificates, they are not obligated to do so. Additionally, one or more purchasers may purchase substantial portions of one or more classes of offered certificates. Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of your offered certificates. Accordingly, you may not have an active or liquid secondary market for your offered certificates. Lack of liquidity could result in a substantial decrease in the market value of your offered certificates. The market value of your offered certificates also may be affected by many other factors, including the then prevailing interest rates and market perceptions of risks associated with commercial mortgage lending, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time. See "Risk Factors--Lack of Liquidity Will Impair Your Ability to Sell Your
Offered Certificates and May Have an Adverse Effect on the Market Value of Your
Offered Certificates" and "--The Market Value of Your Offered Certificates May
Be Adversely Affected by Factors Unrelated to the Performance of Your Offered
Certificates and the Underlying Mortgage Assets, such as Fluctuations in
Interest Rates and the Supply and Demand of CMBS Generally" in the accompanying base prospectus.

THE OFFERED CERTIFICATES HAVE UNCERTAIN YIELDS TO MATURITY

      The yield on your offered certificates will depend on--

      o     the price you paid for your offered certificates; and

      o     the rate, timing and amount of payments on your offered
            certificates.

      The frequency, timing and amount of payments on your offered certificates will depend on:

      o     the pass-through rate for, and other payment terms of, your offered certificates;

      o     the frequency and timing of payments and other collections of principal on the mortgage loans or, in some cases, a particular group of mortgage loans;

      o     the frequency and timing of defaults, and the severity of losses, if any, on the mortgage loans or, in some cases, a particular group of mortgage loans;

      o     the frequency, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for payment on your offered certificates;

                                      S-40

      o     repurchases of mortgage loans--or, in some cases, mortgage loans of a particular group--for material breaches of representations or warranties and/or material document defects or defeasance thereof prior to the second anniversary of the date of initial issuance of the offered certificates;

      o     the collection and payment of prepayment premiums and yield maintenance charges with respect to the mortgage loans or, in some cases, a particular group of mortgage loans; and

      o     servicing decisions with respect to the mortgage loans or, in some cases, a particular group of mortgage loans.

      In general, the factors described in the preceding paragraph cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates. Further, in the absence of significant losses on the mortgage pool, holders of the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates should be concerned with the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 1. Until the class A-1, A-2, A-3,
A-SB, A-4, AM and AJ certificates are retired, holders of the class A-1A, AM-A and AJ-A certificates would, in the absence of significant losses on the mortgage pool, be affected by the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 2.

      See "Description of the Mortgage Pool," "Servicing of the Mortgage Loans
Under the ML-CFC Series 2007-9 Pooling and Servicing Agreement," "Description of
the Offered Certificates--Payments" and "--Reductions to Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
and "Yield and Maturity Considerations" in this prospectus supplement. See also
"Risk Factors--The Investment Performance of Your Offered Certificates Will
Depend Upon Payments, Defaults and Losses on the Underlying Mortgage Loans; and
Those Payments, Defaults and Losses May Be Highly Unpredictable" and "Yield and
Maturity Considerations" in the accompanying base prospectus.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES MAY VARY MATERIALLY AND
ADVERSELY FROM YOUR EXPECTATIONS BECAUSE THE RATE OF PREPAYMENTS AND OTHER
UNSCHEDULED COLLECTIONS OF PRINCIPAL ON THE MORTGAGE LOANS IS FASTER OR SLOWER
THAN YOU ANTICIPATED

      If you purchase class XP certificates, or if you purchase any other offered certificates at a premium relative to their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A, AM-A and AJ-A certificates, on the mortgage loans in loan group
2--occur with a greater frequency than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificates at a discount from their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A, AM-A and AJ-A certificates, on the mortgage loans in loan group 2--occur with less frequency than you anticipated, then your actual yield to maturity may be lower than you had assumed. You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances and no prepayment premium or yield maintenance charge will be paid in connection with a purchase or repurchase of a mortgage loan. Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates.

      The yield to maturity of the class XP certificates will be particularly sensitive to the rate and timing of principal payments on the mortgage loans
(including principal prepayments and principal payments occasioned by any default, liquidation or repurchase of a mortgage loan by the applicable mortgage loan seller in connection with a material breach of representation and warranty or a material document deficiency, all as described in this

                                      S-41

prospectus supplement under "Description of the Mortgage Pool--Repurchases and
Substitutions." Depending on the timing thereof, a payment of principal in reduction of the total principal balance of any class of principal balance certificates identified on Annex G to this prospectus supplement may result in a corresponding reduction in the total notional amount of the class XP certificates. Accordingly, if principal payments (including principal prepayments and principal payments occasioned by any default, liquidation or repurchase of a mortgage loan) on the mortgage loans occur at a rate faster than that assumed at the time of purchase, then your actual yield to maturity with respect to the class XP certificates may be lower than that assumed at the time of purchase. Prior to investing in the class XP certificates, you should carefully consider the associated risks, including the risk that an extremely rapid rate of amortization, prepayment or other liquidation of the mortgage loans could result in your failure to fully recover your initial investment. The ratings on the class XP certificates do not address whether a purchaser of those certificates would be able to recover its initial investment in them.

      Some of the mortgage loans may require the related borrower to make, or permit the lender to apply reserve funds to make, partial prepayments if specified conditions, such as meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the subject mortgage loan is in its lock-out period. See "Description of the Mortgage Pool--Terms and
Conditions of the Mortgage Loans--Other Prepayment Provisions; Mortgage Loans
Which May Require Principal Paydowns" in this prospectus supplement.

      The yield on the offered certificates with variable or capped pass-through rates could also be adversely affected if the mortgage loans with higher net mortgage interest rates pay principal faster than the mortgage loans with lower net mortgage interest rates. This is because those classes bear interest at pass-through rates equal to, based upon or limited by, as applicable, a weighted average of the adjusted net mortgage interest rates derived from the mortgage loans. In addition, depending on timing and other circumstances, the pass-through rate for the class XP certificates may vary with changes in the relative sizes of the total principal balances of the respective classes of principal balance certificates identified on Annex G to this prospectus supplement.

      Prepayments resulting in a shortening of weighted average lives of the offered certificates may be made at a time of low interest rates when investors may be unable to reinvest the resulting payment of principal on their certificates at a rate comparable to the yield anticipated by them in making their initial investment in those certificates, while delays and extensions resulting in a lengthening of those weighted average lives may occur at a time of high interest rates when investors may have been able to reinvest principal payments that would otherwise have been received by them at higher rates.

      The rate at which voluntary prepayments occur on the mortgage loans will be affected by a variety of factors, including:

      o     the terms of the mortgage loans;

      o     the length of any prepayment lockout period;

      o     the level of prevailing interest rates;

      o     the availability of mortgage credit;

      o     the applicable yield maintenance charges or prepayment premiums;

      o     the enforceability of yield maintenance charges and prepayment premiums;

      o     the failure to meet certain requirements for the release of escrows;

      o     the occurrence of casualties or natural disasters; and

                                      S-42

      o     economic, demographic, tax, legal or other factors.

      A borrower is generally less likely to prepay its mortgage loan if prevailing interest rates are at or above the mortgage interest rate borne by that mortgage loan. On the other hand, a borrower is generally more likely to prepay its mortgage loan if prevailing rates fall significantly below the mortgage interest rate borne by that mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no yield maintenance charges. None of the master servicers, the special servicer or the trustee (or, with respect to the Farallon Portfolio trust mortgage loan, the applicable ML-CFC series 2007-8 master servicer, the ML-CFC series 2007-8 special servicer or the ML-CFC series 2007-8 trustee) will be required to advance any yield maintenance charges.

      The Farallon Portfolio trust mortgage loan, which represents approximately
17.8% of the initial mortgage pool balance and approximately 80.0% of the initial loan group 2 balance, is part of a loan combination that includes A-note non-trust loans and B-note non-trust loans that are all secured by the same mortgaged real property. One (1) of the related A-note non-trust loans is a floating rate loan and several of the other non-trust loans, including both
A-note non-trust loans and B-note non-trust loans, have initial five-year maturities. These non-trust loans have shorter maturity dates than the Farallon
Portfolio mortgage loan that will be transferred to the issuing entity (which has a 10-year maturity), and as such, the related borrower will be required to refinance a portion of, and may refinance the entire, Farallon Portfolio loan combination before the stated maturity date of the Farallon Portfolio mortgage loan that will be transferred to the issuing entity.

YIELD MAINTENANCE CHARGES OR DEFEASANCE PROVISIONS MAY NOT FULLY PROTECT AGAINST
PREPAYMENT RISK

      Provisions requiring yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any yield maintenance charge will be enforceable. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge.

      Additionally, although defeasance provisions do not have the same effect on the certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those defeasance provisions might be deemed unenforceable under applicable law or public policy, or usurious.

      See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Prepayment Provisions" in this prospectus supplement for a discussion of prepayment restrictions with respect to the mortgage loans. No assurance can be given to you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of yield maintenance charges or that involuntary prepayments will not occur.

      In addition, if a mortgage loan seller repurchases any mortgage loan from the issuing entity due to material breaches of representations or warranties or material document defects, the repurchase price paid will be passed through to the holders of the certificates with the same effect as if the mortgage loan had been prepaid in part or in full, and no yield maintenance charge will be payable. A repurchase or the exercise of a purchase option may adversely affect the yield to maturity on your certificates.

A HIGH RATE AND EARLY OCCURRENCE OF BORROWER DELINQUENCIES AND DEFAULTS MAY
ADVERSELY AFFECT YOUR INVESTMENT

      The actual yield to maturity of your offered certificates will be lower than expected and could be negative under certain extreme scenarios if (a) you calculate the anticipated yield of your offered certificates based on a default rate or amount of losses lower than that actually experienced by the mortgage loans and (b) the additional losses are allocable to or otherwise required to be borne by your class of offered certificates. The actual yield to

                                      S-43

maturity of your offered certificates will also be affected by the timing of any loss on a liquidated mortgage loan if a portion of the loss is allocable to or otherwise required to be borne by your class of offered certificates, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater the effect on your yield to maturity. Delinquencies on the mortgage loans may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month if the delinquent amounts are not advanced. Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. Defaults and losses on the mortgage loans may affect the weighted average life and/or yield to maturity of a particular class of offered certificates even if those losses are not allocated to, or required to be borne by the holders of, that class of offered certificates. The special servicer may accelerate the maturity of the related mortgage loan in the case of any monetary or material non-monetary default, which could result in an acceleration of payments to the certificateholders. In addition, losses on the mortgage loans may result in a higher percentage ownership interest evidenced by a class of offered certificates in the remaining mortgage loans than would otherwise have been the case absent the loss, even if those losses are not allocated to that class of offered certificates. The consequent effect on the weighted average life and/or yield to maturity of a class of offered certificates will depend upon the characteristics of the remaining mortgage loans.

THE RIGHT OF THE MASTER SERVICERS, THE SPECIAL SERVICER AND THE TRUSTEE AND THE
RIGHT OF PARTIES ACTING IN SIMILAR CAPACITIES IN RESPECT OF THE ML-CFC SERIES
2007-8 SECURITIZATION TO RECEIVE INTEREST ON ADVANCES, SPECIAL SERVICING FEES,
PRINCIPAL RECOVERY FEES AND WORKOUT FEES WILL AFFECT YOUR RIGHT TO RECEIVE
DISTRIBUTIONS

      To the extent described in this prospectus supplement and provided in the pooling and servicing agreement, the master servicers, the special servicer and the trustee will each be entitled to receive interest (which will generally accrue from the date on which the related advance is made through the date of reimbursement) on unreimbursed advances made by it. In addition, the special servicer will be entitled to receive, in connection with its servicing, liquidation and/or workout of defaulted mortgage loans, compensation consisting of special servicing fees, principal recovery fees and workout fees, respectively. Furthermore, the applicable ML-CFC series 2007-8 master servicer, special servicer and trustee will have similar rights under the ML-CFC series
2007-8 pooling and servicing agreement with respect to the Farallon Portfolio trust mortgage loan. The right to receive these amounts is senior to the rights of certificateholders to receive distributions on the offered certificates and, consequently, may result in shortfalls and losses being allocated to the offered certificates that would not have otherwise resulted.

YOUR LACK OF CONTROL OVER THE ISSUING ENTITY CAN CREATE RISKS

      You and other holders of the offered certificates generally do not have a right to vote and do not have the right to make decisions with respect to the administration of the issuing entity. See "Description of the Offered
Certificates--Voting Rights" in this prospectus supplement. Those decisions are generally made, subject to the express terms of the pooling and servicing agreement, by a master servicer, the trustee, the certificate administrator or the special servicer, as applicable. Any decision made by one of those parties in respect of the assets of the issuing entity, even if that decision is determined to be in your best interests by that party, may be contrary to the decision that you or other holders of the offered certificates would have made and may negatively affect your interests. Similarly, you will generally not have the right to vote or make decisions with respect to the servicing of the
Farallon Portfolio trust mortgage loan and your interests may be negatively affected by decisions made by the applicable parties pursuant to the ML-CFC series 2007-8 pooling and servicing agreement and the co-lender agreement for the Farallon Portfolio loan combination.

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE MASTER SERVICERS, THE
SPECIAL SERVICER, THE CONTROLLING CLASS REPRESENTATIVE AND THE NON-TRUST LOAN
NOTEHOLDERS

      A master servicer, the special servicer or any affiliate of a master servicer or the special servicer may acquire certificates. This could cause a conflict between a master servicer's or the special servicer's duties to the

                                      S-44

issuing entity under the pooling and servicing agreement and its or its affiliate's interest as a holder of certificates issued under that agreement. In addition, the master servicers, the special servicer, the applicable ML-CFC series 2007-8 master servicer and the ML-CFC series 2007-8 special servicer and certain of their respective affiliates own and are in the business of acquiring assets similar in type to the assets of the issuing entity. Accordingly, the assets of those parties and their affiliates may, depending upon the particular circumstances including the nature and location of those assets, compete with the mortgaged real properties for tenants, purchasers, financing and in other matters related to the management and ownership of real estate. See "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
Agreement--Modifications, Waivers, Amendments and Consents" in this prospectus supplement.

      The special servicer will have the right to determine that any P&I advance made or to be made by a master servicer or the trustee is not recoverable from proceeds of the mortgage loan to which that advance relates. The applicable master servicer or the trustee will then be required not to make a proposed advance or may obtain reimbursement for a previously made advance from collections of principal and, in some cases, interest, which may reduce the amount of principal and, in some cases, interest that will be paid on your offered certificates.

      In addition, in connection with the servicing of the specially serviced mortgage loans (including the Farallon Portfolio trust mortgage loan), the special servicer (or, in the case of the Farallon Portfolio trust mortgage loan, the ML-CFC series 2007-8 special servicer) may, at the direction or based on the objection of the controlling class representative (or, possibly in the case of a specially serviced loan combination, of the holder of a related non-trust loan or its designee), take actions with respect to specially serviced mortgage loans that could adversely affect the holders of some or all of the classes of offered certificates. The holder of a non-trust loan may also have the right to cure certain defaults with respect to the related mortgage loan(s) that we intend to transfer to the issuing entity. The exercise of those cure rights by the holder of a non-trust loan may result in a conflict of interest between that holder and the holders of the offered certificates.

      The controlling class representative will be selected, and a special servicer for any mortgage loan held by the issuing entity may be replaced, by the holders or beneficial owners of certificates representing a majority interest in the controlling class; except that, until certain change of control trigger events occur, the holder of a related subordinate non-trust loan will be entitled to replace the special servicer for the Wilson Farms Plaza loan combination. The controlling class of certificateholders and the holders of the non-trust loans may have interests that conflict with those of the holders of the offered certificates. As a result, it is possible that the controlling class representative or the holder of a non-trust loan may direct the special servicer to take actions which conflict with the interests of the holders of certain classes of the offered certificates. However, neither the special servicer for our ML-CFC series 2007-9 securitization nor the ML-CFC series 2007-8 special servicer is permitted to take actions which are prohibited by law or violate the applicable servicing standard or the terms of the applicable mortgage loan documents.

                       RISKS RELATED TO THE MORTGAGE LOANS

CONCENTRATION OF MORTGAGED REAL PROPERTY TYPES SUBJECT THE ISSUING ENTITY TO
INCREASED RISK OF DECLINE IN A PARTICULAR INDUSTRY

      The inclusion, among the assets of the issuing entity, of a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property makes the overall performance of the mortgage pool materially more dependent on the factors that affect the operations at and value of that property type.

RETAIL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

      Ninety-six (96) of the mortgaged real properties, which represent security for approximately 26.1% of the initial mortgage pool balance and approximately
33.5% of the initial loan group 1 balance, are fee and/or

                                      S-45

leasehold interests in retail properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting retail properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Retail Properties."

      One (1) of the above-referenced mortgaged real properties, which represents security for approximately 0.1% of the initial mortgage pool balance
(loan number 199) and approximately 0.1% of the initial loan group 1 balance, is a commercial condominium unit. Condominiums may create risks for lenders that are not present when lending on properties that are not condominiums. See "Risk
Factors--Lending on Condominium Units Creates Risks for Lenders That Are Not
Present When Lending on Non-Condominiums" in the base prospectus.

MANUFACTURED HOUSING COMMUNITIES, MOBILE HOME PARKS AND RECREATIONAL VEHICLE
PARKS ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES

      Two hundred eighty-six (286) of the mortgaged real properties, which represent security for approximately 19.8% of the initial mortgage pool balance
(comprised of 10 mortgage loans in loan group 1, representing approximately 2.1%
of the initial loan group 1 balance and 276 mortgage loans in loan group 2, representing approximately 81.9% of the initial loan group 2 balance), are fee and/or leasehold interests in manufactured housing community properties, mobile home parks and/or recreational vehicle parks. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting manufactured housing community properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan--Manufactured Housing Communities, Mobile
Home Parks and Recreational Vehicle Parks."

OFFICE PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

      Fifty-two (52) of the mortgaged real properties, which represent security for approximately 19.4% of the initial mortgage pool balance and approximately
25.0% of the initial loan group 1 balance, are fee and/or leasehold interests in office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting office properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Office Properties."

      Fourteen (14) mortgaged real properties (loan numbers 25, 31.01, 31.02,
47, 89.01, 101, 115, 116, 148, 150, 155, 181, 221 and 240), securing approximately 3.2% of the initial mortgage pool balance and approximately 4.2%
of the initial loan group 1 balance, are medical or dental offices, some of which include a surgical center tenant. Mortgage loans secured by liens on medical office properties are also exposed to the unique risks particular to health care related properties. For a more detailed discussion of factors uniquely affecting medical offices, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan--Health Care Related Properties."

                                      S-46

HOSPITALITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Seventeen (17) of the mortgaged real properties, which represent security for approximately 9.7% of the initial mortgage pool balance and approximately
12.5% of the initial loan group 1 balance, are fee and/or leasehold interests in hospitality properties. Mortgage loans secured by liens on those types of properties are exposed to unique risks particular to those types of properties.
Some of the mortgaged real properties secured by hospitality properties may not be franchises of a national or regional hotel chain. In addition, for certain of the mortgage loans secured by hospitality properties that are franchises of national or regional hotel chains, the related franchise agreements may be scheduled to terminate during the term of the related mortgage loans. Further, a related franchise agreement may not be assignable following foreclosure on the related mortgage loan or may be terminated or terminable by the franchisor upon a foreclosure.

      For a more detailed discussion of factors uniquely affecting hospitality properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Hospitality Properties."

INDUSTRIAL FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Twenty-five (25) of the mortgaged real properties, which represent security for approximately 6.7% of the initial mortgage pool balance and approximately 8.7% of the initial loan group 1 balance, are fee and/or leasehold interests in industrial properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting industrial properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Industrial Properties."

MULTIFAMILY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Twenty-two (22) of the mortgaged real properties, which represent security for approximately 5.2% of the initial mortgage pool balance, 1.5% of the initial loan group 1 balance and approximately 18.1% of the initial loan group 2 balance, are fee and/or leasehold interests in multifamily properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting multifamily properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Multifamily Rental Properties."

SELF STORAGE FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Forty-two (42) of the mortgaged real properties, which represent security for approximately 4.6% of the initial mortgage pool balance and approximately
5.9% of the initial loan group 1 balance, are fee and/or leasehold interests in self storage facility properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting self storage facilities, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Warehouse, Mini-Warehouse and Self Storage Facilities."

                                      S-47

REPAYMENT OF THE MORTGAGE LOANS DEPENDS ON THE OPERATION OF THE MORTGAGED REAL
PROPERTIES

      The mortgage loans are secured by mortgage liens on fee and/or leasehold
(which may include sub-leasehold) interests in commercial, multifamily and manufactured housing community real property. The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, such mortgage loans are often larger and repayment of each of the mortgage loans is dependent on--

      o     the successful operation and value of the mortgaged real property;
            and

      o     the related borrower's ability to sell or refinance the mortgaged real property.

      See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There Is No Assurance" and "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan" in the accompanying base prospectus.

THE MORTGAGED REAL PROPERTY WILL BE THE SOLE ASSET AVAILABLE TO SATISFY THE
AMOUNTS OWING UNDER A MORTGAGE LOAN IN THE EVENT OF DEFAULT

      The mortgage loans will not be an obligation of, or be insured or guaranteed by, us, any mortgage loan seller, any governmental entity, any private mortgage insurer, any mortgage loan seller, any underwriter, either master servicer, the special servicer, the trustee, the certificate administrator, any of their respective affiliates or any other person or entity.

      All of the mortgage loans are or should be considered nonrecourse loans.
If the related borrower defaults on any of the mortgage loans, only the related mortgaged real property (together with any related insurance policies or other pledged collateral), and none of the other assets of the borrower, is available to satisfy the debt. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged real property. Payment at maturity is primarily dependent upon the market value of the mortgaged real property or the borrower's ability to refinance the mortgaged real property. Even if the related loan documents permit recourse to the borrower or a guarantor, the issuing entity may not be able to ultimately collect the amount due under a defaulted mortgage loan. We have not evaluated the significance of the recourse provisions of mortgage loans that may permit recourse against the related borrower or another person in the event of a default. See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage
Loan Depends on the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance" in the accompanying base prospectus.

RESERVES TO FUND CAPITAL EXPENDITURES MAY BE INSUFFICIENT AND THIS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

      Although many of the mortgage loans require that funds be put aside for specific reserves, certain of the mortgage loans do not require any reserves. We cannot assure you that any such reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established. We also cannot assure you that cash flow from the related mortgaged real properties will be sufficient to fully fund any ongoing monthly reserve requirements.

                                      S-48

OPTIONS AND OTHER PURCHASE RIGHTS MAY AFFECT VALUE OR HINDER RECOVERY WITH
RESPECT TO THE MORTGAGED REAL PROPERTIES

      The borrowers under certain of the mortgage loans have given to one or more tenants or another person a right of first refusal in the event a sale is contemplated or an option to purchase all or a portion of the related mortgaged real property. These rights, which may not be subordinated to the related mortgage, may impede the lender's ability to sell the related mortgaged real property at foreclosure or after acquiring the mortgaged real property pursuant to foreclosure, or adversely affect the value and/or marketability of the related mortgaged real property. Additionally, the exercise of a purchase option may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited generally without yield maintenance consideration.

OBLIGATED PARTIES MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR SUBSTITUTION
OF A DEFECTIVE MORTGAGE LOAN

      Merrill Lynch Mortgage Lending, Inc., Countrywide Commercial Real Estate
Finance, Inc., Natixis Real Estate Capital Inc., Eurohypo AG, New York Branch,
LNR Capital Services, Inc., LNR Carson Holdings, LLC and LNR Securities
Holdings, LLC will each be required to deliver or cause the delivery of various loan documents and make various representations and warranties in connection with its sale of mortgage loans to us, as generally described in "Description of the Mortgage Pool--Assignment of the Mortgage Loans" and "--Representations and
Warranties," respectively. A breach by a mortgage loan seller with respect to its document delivery obligations or its representations and warranties that materially and adversely affects the value of any underlying mortgage loan or the interests of the certificateholders therein may result in an obligation on the part of that entity to repurchase or replace that underlying mortgage loan that is the subject of such breach, as generally described in "Description of the Mortgage Pool--Repurchases and Substitutions". Additionally, in the case of the mortgage loan identified in Annex A-1 to this prospectus supplement as 500
Carson Town Center, if the borrower were to exercise its right under the terms of the related mortgage loan agreement to defease the mortgage loan prior to the second anniversary of the Closing Date, it would result in an obligation of the related mortgage loan seller to repurchase that underlying mortgage loan, as generally described in "Description of the Mortgage Pool--Repurchases for Early
Defeasance". Neither we nor any of our affiliates (except for Merrill Lynch
Mortgage Lending, Inc. in its capacity as a mortgage loan seller, but only with respect to underlying mortgage loans transferred by it to us) are obligated to repurchase or replace any underlying mortgage loan in connection with either a material breach of any mortgage loan seller's representations and warranties or any material document defects, if such sponsor defaults on its obligation to do
so. We cannot assure you that any mortgage loan seller will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a "qualified mortgage" for a
REMIC may cause the issuing entity to fail to qualify as one or more REMICs or cause the issuing entity to incur a tax. See "Description of the Mortgage
Pool--Assignment of the Mortgage Loans", "--Representations and Warranties" and
"--Repurchases and Substitutions" in this prospectus supplement and "Description of the Governing Documents--Representations and Warranties with Respect to
Mortgage Assets" in the accompanying base prospectus.

INCREASES IN REAL ESTATE TAXES DUE TO TERMINATION OF PAYMENT-IN-LIEU-OF-TAXES OR
OTHER TAX ABATEMENT ARRANGEMENTS MAY REDUCE PAYMENTS TO CERTIFICATEHOLDERS

      In the case of some of the mortgage loans, the related mortgaged real properties may be the subject of municipal payment-in-lieu-of-taxes programs or other tax abatement arrangements, whereby the related borrower pays payments in lieu of taxes that are less than what its tax payment obligations would be absent the program or pays reduced real estate taxes. These programs or arrangements may be scheduled to terminate or provide for significant tax increases prior to the maturity of the related mortgage loans or may require increased payments in the future, in each case resulting in increased payment obligations (which could be substantial) in the form of real estate taxes or increased payments in lieu of taxes, which could adversely impact the ability of the related borrowers to pay debt service on their mortgage loans.

                                      S-49

IN SOME CASES, A MORTGAGED REAL PROPERTY IS DEPENDENT ON A SINGLE TENANT OR ON
ONE OR A FEW MAJOR TENANTS

      In the case of 126 mortgaged real properties, securing approximately 35.6%
of the initial mortgage pool balance and approximately 45.8% of the initial loan group 1 balance, the related borrower has leased the property to one tenant that occupies 25.0% or more of the particular property. In the case of 61 of those properties, securing approximately 18.2% of the initial mortgage pool balance and approximately 23.4% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies
50.0% or more of the particular property. In the case of 36 mortgaged real properties, securing approximately 8.5% of the initial mortgage pool balance and approximately 11.0% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies approximately 100.0% of the particular property. Accordingly, the full and timely payment of each of the related mortgage loans is highly dependent on the continued operation of the major tenant or tenants, which, in some cases, is the sole tenant, at the mortgaged real property. In addition, the leases of some of these tenants may terminate prior to the maturity date of the related mortgage loan and some of these tenants may have early termination options prior to the maturity date of the related mortgage loan. For information regarding the lease expiration dates of significant tenants (generally the three largest) at the mortgaged real properties, see Annex A-1 to this prospectus supplement. See
"Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time and the Related Borrower's Ability to Refinance the Property, of Which
There Is No Assurance" in the accompanying base prospectus.

THE BANKRUPTCY OR INSOLVENCY OF A TENANT WILL HAVE A NEGATIVE IMPACT ON THE
RELATED MORTGAGED REAL PROPERTY

      The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties may adversely affect the income produced by a mortgaged real property. Under the Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant (absent collateral securing the claim) and the amounts the landlord could claim would be limited. One or more tenants at a particular mortgaged real property may have been the subject of bankruptcy or insolvency proceedings. See "Risk Factors--Bankruptcy Proceedings
Entail Certain Risks" in this prospectus supplement and "Risk Factors--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable--Dependence on a Single Tenant
or a Small Number of Tenants Makes a Property Riskier Collateral" in the
accompanying base prospectus.

      In the case of one (1) of the mortgaged real properties (loan number 28), representing approximately 0.8% of the initial mortgage pool balance and approximately 1.0% of the initial loan group 1 balance, Bally Total Fitness
Holding Corp., the largest tenant at the mortgaged real property, filed for bankruptcy protection on July 31, 2007. Bally Total Fitness Holding Corp.
emerged from bankruptcy on October 1, 2007 as a private company; the restructuring of Bally included an equity infusion of approximately $233.6 million by Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital
Partners Special Situations Fund L.P. Bally Total Fitness Holding Corp. has been and currently is in occupancy and paying rent and has informed the borrower that it has no plans to vacate this location. The second largest tenant at the mortgaged real property, Hancock Fabrics, Inc. and its subsidiaries, filed for bankruptcy protection on March 21, 2007. Hancock Fabrics, Inc. rejected its lease, vacated the mortgaged real property and stopped paying rent as of June
30, 2007. The related borrower has submitted claims to the court for $188,000 due from Hancock Fabrics, Inc. for rent, common area maintenance and taxes.

      In the case of one (1) mortgage loan identified on Annex A-1 to this prospectus supplement as 500 Carson Town Center (loan number 34), representing approximately 0.6% of the initial mortgage pool balance and approximately 0.8%
of the initial loan group 1 balance, the Kmart Corporation, the sole tenant, filed a voluntary

                                      S-50

petition for bankruptcy protection under Chapter 11 of the Bankruptcy Code on
January 22, 2002. The tenant threatened to reject its lease if the borrower did not enter into a lease modification to reduce its rent payment. As a result, the lease to the sole tenant was restructured such that rent was reduced for a five-year period beginning June 1, 2003 and expiring prior to the payment date in June 2008. The related mortgage loan was also modified to permit the borrower to defer a portion of the monthly interest payments during this five-year period, which will result in a total deferment of $1,699,999, which will be due upon the maturity of the loan, except that it was agreed that if the loan performed through maturity, $700,000 of the deferred interest would be forgiven.
The amortization schedule was not modified.

CERTAIN ADDITIONAL RISKS RELATING TO TENANTS

      The income from, and market value of, the mortgaged real properties leased to various tenants would be adversely affected if, among other things:

      o     space in the mortgaged real properties could not be leased or re-leased;

      o     substantial re-leasing costs were required and/or the cost of performing landlord obligations under existing leases materially increased;

      o     tenants were unwilling or unable to meet their lease obligations;

      o     a significant tenant were to become a debtor in a bankruptcy case;
            or

      o     rental payments could not be collected for any other reason.

      Repayment of the mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis. Certain of the mortgaged real properties may be leased in whole or in part by government-sponsored tenants who have the right to rent reductions or to cancel their leases at any time or for lack of appropriations or for damage to the leased premises caused by casualty or condemnation. Certain of the mortgaged real properties may be leased to tenants who have co-tenancy provisions in their leases, which entitle them to terminate their leases prior to the scheduled expiration date or to pay rent at a reduced rate for the remaining term of the lease. Additionally, mortgaged real properties may have concentrations of leases expiring at varying rates in varying percentages, including single-tenant mortgaged real properties, during the term of the related mortgage loans and in some cases most or all of the leases on a mortgaged real property may expire prior to the related maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties. Moreover, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the related mortgaged real property.

      In the case of one (1) mortgage loan (loan number 7), which represents approximately 1.8% of the initial mortgage pool balance and approximately 2.3%
of the initial loan group 1 balance, the second largest tenant, Edge
Technologies, Inc. is delinquent in rent payments under its lease at the Laurel
Lakes property due to a dispute with the borrower stemming from Edge
Technologies, Inc.'s preference to downsize its demised premises. The lender established a cash collateral reserve account at origination in the amount of
$392,632 covering 12 months of rent under the lease, which reserve would be released when Edge Technologies, Inc.'s rent collections recommence and Edge
Technologies, Inc. provides an estoppel letter to the lender.

      The risks described above are increased if there is a concentration of tenants in a particular industry at one or more of the mortgaged real properties. For example, if a particular industry experiences an economic downturn, a concentration among tenants of any mortgaged real property in that industry may lead to losses on the

                                      S-51

related mortgage loan that are substantially more severe than would be the case if its tenants were in diversified industries. In addition, business objectives for tenants at mortgaged real properties may change over time. A business may downsize, creating a need for less space, or a business may expand or increase its size and/or number of employees, creating a need for more space.

      Additionally, in certain jurisdictions, if tenant leases are subordinated to the liens created by the mortgage but do not contain attornment provisions
(provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure), the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure.
Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged real property could experience a further decline in value if such tenants' leases were terminated. If a tenant has not agreed to subordinate its lease to the lien created by the mortgage, any inconsistent provisions of the lease could govern insurance requirements, application of insurance proceeds and condemnation awards.

      Certain of the mortgaged real properties may have tenants that are related to or affiliated with a borrower. In such cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant. If a mortgaged real property is leased in whole or substantial part to an affiliate of the borrower, it may be more likely that a landlord will waive lease conditions for an affiliated tenant than it would for an unaffiliated tenant. We cannot assure you that the conflicts arising where a borrower is affiliated with a tenant at a mortgaged real property will not adversely impact the value of the related mortgage loan. In some cases this affiliated lessee may be physically occupying space related to its business; in other cases, the affiliated lessee may be a tenant under a master lease with the borrower, under which the tenant is obligated to make rent payments but does not occupy any space at the mortgaged real property. These master leases are typically used to bring occupancy to a "stabilized" level but may not provide additional economic support for the mortgage loan. We cannot assure you the space "leased" by a borrower affiliate will eventually be occupied by third party tenants and consequently, a deterioration in the financial condition of the borrower or its affiliates can be particularly significant to the borrower's ability to perform under the mortgage loan as it can directly interrupt the cash flow from the related mortgaged real property if the borrower's or its affiliate's financial condition worsens. For example--

      o     In the case of one (1) mortgage loan (loan number 1), representing approximately 17.8% of the initial mortgage pool balance and approximately 80.0% of the initial loan group 2 balance, is secured by manufactured housing properties of which an affiliate of the related borrower has master leased portions of the related mortgaged real properties, and in turn subleases individual manufactured homes and lots to residential subtenants.

      o     In the case of one (1) of the mortgaged real properties (loan number
            32), representing security for approximately 0.7% of the initial mortgage pool balance and approximately 0.9% of the initial loan group 1 balance, an affiliate of the borrower controls the tenant at the mortgaged real property.

      o     In the case of one (1) mortgage loan (loan number 50), representing approximately 0.4% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 1 balance, the single tenant at the mortgaged real property is an affiliate of the related borrower.

      o     In the case of one (1) mortgage loan (loan number 60), representing approximately 0.4% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 1 balance, affiliates of the borrower occupy two residential units and a retail store at the mortgaged real property (approximately 9,400 square feet or
            31.0% of the net rentable area at the mortgaged real property). The borrower affiliate space provides approximately 54.3% of the underwritten income at the mortgaged real property.

                                      S-52

      o     In the case of one (1) mortgage loan (loan number 101), representing approximately 0.2% of the initial mortgage pool balance and approximately 0.3% of the initial loan group 1 balance, the principal of the borrower controls all of the tenants at the mortgaged real property.

      o     In the case of one (1) mortgage loan (loan number 150), representing approximately 0.1% of the initial mortgage pool balance and approximately 0.2% of the initial loan group 1 balance, the borrower has leased the parking to an affiliate of borrower.

      If a mortgaged real property has multiple tenants, re-leasing expenditures may be more frequent than in the case of mortgaged real properties with fewer tenants, thereby reducing the cash flow available for debt service payments.
Multi-tenant mortgaged real properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

MORTGAGE LOANS SECURED BY MORTGAGED REAL PROPERTIES SUBJECT TO ASSISTANCE AND
AFFORDABLE HOUSING PROGRAMS ARE SUBJECT TO THE RISK THAT THOSE PROGRAMS MAY
TERMINATE OR BE ALTERED

      Certain of the mortgaged real properties may be secured by mortgage loans that are eligible (or may become eligible in the future) for and have received
(or in the future may receive) low income housing tax credits pursuant to
Section 42 of the Internal Revenue Code in respect of various units within the related mortgaged real property or have a material concentration of tenants that rely on rent subsidies under various government funded programs, including the
Section 8 Tenant Based Assistance Rental Certificate Program of the United
States Department of Housing and Urban Development. With respect to certain of the mortgage loans, the related borrowers may receive subsidies or other assistance from government programs. Generally, in the case of mortgaged real properties that are subject to assistance programs of the kind described above, the subject mortgaged real property must satisfy certain requirements, the borrower must observe certain leasing practices and/or the tenant(s) must regularly meet certain income requirements. No assurance can be given that any government or other assistance programs will be continued in their present form during the terms of the related mortgage loans, that the borrower will continue to comply with the requirements of the programs to enable the borrower to receive the subsidies or assistance in the future, or that the owners of a borrower will continue to receive tax credits or that the level of assistance provided will be sufficient to generate enough revenues for the related borrower to meet its obligations under the related mortgage loans even though the related mortgage loan seller may have underwritten the related mortgage loan on the assumption that any applicable assistance program would remain in place. Loss of any applicable assistance could have an adverse effect on the ability of a borrower whose property is subject to an assistance program to make debt service payments. Additionally, the restrictions described above relating to the use of the related mortgaged real property could reduce the market value of the related mortgaged real property.

GEOGRAPHIC CONCENTRATION EXPOSES INVESTORS TO GREATER RISKS ASSOCIATED WITH THE
RELEVANT GEOGRAPHIC AREAS

      Mortgaged real properties located in California, New York, Florida and
Texas will represent approximately 22.4%, 9.9%, 9.3% and 8.7%, respectively, by allocated loan amount, of the initial mortgage pool balance, mortgaged real properties located in California, New York, Florida and Texas will represent approximately 28.0%, 11.8%, 8.4%, and 8.0%, respectively, of the initial loan group 1 balance, and mortgaged real properties located in Florida, Texas,
Georgia, Utah, Colorado and North Carolina, will represent approximately 12.3%,
11.4%, 8.9%, 8.3%, 8.1% and 6.5%, respectively, of the initial loan group 2 balance. The inclusion of a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state makes the overall performance of the mortgage pool materially more dependent on economic and other conditions or events in that state. See "Certain
California-Specific Considerations" below and "Risk Factors--Geographic
Concentration Within a Trust Exposes Investors to Greater Risk of Default and
Loss" in the accompanying base prospectus.

                                      S-53

      Thirty-seven (37) mortgaged real properties representing approximately
14.4% of the initial mortgage pool balance, are secured by mortgaged real properties located in Southern California. In addition, the principal offices of
Countrywide Commercial Real Estate Finance, Inc., one of the loan sellers, is located in Southern California. The wildfires in Southern California that started on October 21, 2007 are reported to have destroyed an estimated 2,000 homes and other structures and, at one point, forced approximately 500,000 people to evacuate their homes. The fires, which are among the most widespread
California has experienced, have burned more than 500,000 acres. According to news reports, losses are expected to exceed $1 billion. President Bush has declared Southern California a disaster area. As of November 1, 2007, the wildfires are reported to be under control. There can be no assurance that the fires did not damage or otherwise affect the mortgaged real properties or the areas in which such properties are located. In the event there was damage to a mortgaged real property, there can be no assurance that the insurance proceeds will be adequate to rebuild the mortgaged real property or to pay off the principal balance of the mortgage loan. Additionally, even if a mortgaged real property was not damaged by the fires, such mortgaged real property may experience near term loss of income and/or a decline in real property values as a result of the local and regional conditions, including the evacuation of residents and shuttering of homes and businesses, decreased traffic in the area of the mortgaged real property, the redirection and/or lack of availability of goods, manpower and other resources as well as a long-term loss of income or property values as a result of any decline in the local or regional population or other negative consequences as a result of these fires.

CERTAIN CALIFORNIA-SPECIFIC CONSIDERATIONS

      Fifty-five (55) mortgaged real properties, representing security for approximately 22.4% of the initial mortgage pool balance, approximately 28.0% of the initial loan group 1 balance and approximately 2.6% of the initial loan group 2 balance, respectively, are located in California. Mortgage loans in
California are generally secured by deeds of trust on the related real estate.
Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure. Public notice of either the trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real property may be sold by the trustee, if foreclosed pursuant to the trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the borrower or its successor in interest may, for a period of up to one year, redeem the property.
California's "one action rule" requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action (if otherwise permitted) against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California courts have held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower following a foreclosure to the amount by which the indebtedness exceeds the fair value at the time of the public sale and in no event greater than the difference between the foreclosure sale price and the amount of the indebtedness. Further, under
California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors.
California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default. Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

THE MORTGAGE POOL WILL INCLUDE MATERIAL CONCENTRATIONS OF BALLOON LOANS

      Two hundred thirty-six (236) of the mortgage loans, representing approximately 98.5% of the initial mortgage pool balance (218 mortgage loans in loan group 1, representing approximately 98.1% of the initial loan group 1 balance, and 18 mortgage loans in loan group 2, representing approximately 99.7%
of the initial loan group 2 balance), are balloon loans that will have substantial remaining principal balances at their respective stated maturity dates. The ability of a borrower to make the required balloon payment on a balloon loan at

                                      S-54

maturity depends upon its ability either to refinance the mortgage loan or to sell the mortgaged real property. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including--

      o     the value of the related mortgaged real property;

      o     the level of available mortgage interest rates at the time of sale or refinancing;

      o     the borrower's equity in the mortgaged real property;

      o     the financial condition and operating history of the borrower and the mortgaged real property,

      o     tax laws;

      o     prevailing general and regional economic conditions;

      o     the fair market value of the related mortgaged real property;

      o     reductions in applicable government assistance/rent subsidy programs; and

      o     the availability of credit for loans secured by multifamily or commercial properties, as the case may be.

      See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans" in this prospectus supplement and "Risk Factors--The Investment
Performance of Your Offered Certificates Will Depend Upon Payments, Defaults and
Losses on the Underlying Mortgage Loans; and Those Payments, Defaults and Losses
May Be Highly Unpredictable" in the accompanying base prospectus.

      Additionally, with respect to the Farallon Portfolio trust mortgage loan
(representing approximately 17.8% of the initial mortgage pool balance and approximately 80.0% of the initial loan group 2 balance), such mortgage loan is part of a loan combination, the various loans making up such loan combination have various maturity dates, and the related borrower may prepay the portion of the mortgage loan with a seven-year initial maturity at maturity and during its related open period immediately prior to maturity by effectuating property releases provided the related borrower satisfies various tests in accordance with the related loan documents. See Annex C--Description of the Mortgage
Pool--The Loan Combinations--The Farallon Portfolio Loan Combination in this prospectus supplement.

THE MORTGAGE POOL WILL INCLUDE SOME DISPROPORTIONATELY LARGE MORTGAGE LOANS AND
GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

      The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans can result in losses that are more severe, relative to the size of the mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly. In this regard:

      o     The largest mortgage loan or group of cross-collateralized mortgage loans to be included in the assets of the issuing entity represents approximately 17.8% of the initial mortgage pool balance. The largest mortgage loan or group of cross-collateralized mortgage loans in loan group 1 represents approximately 6.0% of the initial loan group 1 balance and the largest mortgage loan in loan group 2 represents approximately 80.0% of the initial loan group 2 balance.

      o     The five (5) largest mortgage loans and groups of
            cross-collateralized mortgage loans to be included in the assets of the issuing entity represent approximately 30.2% of the initial mortgage

                                      S-55

            pool balance. The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 18.4% of the initial loan group 1 balance and the five
            (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 2 represent approximately 89.3% of the initial loan group 2 balance.

      o     The 10 largest mortgage loans and groups of cross-collateralized mortgage loans to be included in the assets of the issuing entity represent approximately 39.0% of the initial mortgage pool balance.
            The 10 largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 29.2% of the initial loan group 1 balance and the ten largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 2 represent approximately 95.0% of the initial loan group 2 balance.

      See "Description of the Mortgage Pool--General," "--Cross-Collateralized
and Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage
Loans with Affiliated Borrowers" and "--Significant Mortgage Loans" in this prospectus supplement and "Risk Factors--Loan Concentration Within a Trust
Exposes Investors to Greater Risk of Default and Loss" in the accompanying base prospectus.

THE MORTGAGE POOL WILL INCLUDE LEASEHOLD MORTGAGE LOANS AND LENDING ON A
LEASEHOLD INTEREST IN REAL PROPERTY IS RISKIER THAN LENDING ON THE FEE INTEREST
IN THAT PROPERTY

      In the case of 10 mortgaged real properties (loan numbers 1.165, 9, 25,
26, 31.02, 45, 61, 66, 113 and 122), representing security for approximately
5.1% of the initial mortgage pool balance, approximately 6.6% of the initial loan group 1 balance and approximately 0.2% of the initial loan group 2 balance, the related mortgage constitutes a lien on the related borrower's leasehold interest, but not on the corresponding fee interest, in the related mortgaged real property, which leasehold interest is subject to a ground lease. In the case of four (4) mortgaged real properties (loan numbers 2.01, 18, 76 and 109), representing security for approximately 2.8% of the initial mortgage pool balance (four (4) mortgaged real properties in loan group 1, representing security for 3.5% of the initial loan group 1 balance), while the related mortgage constitutes a lien primarily on the related borrower's fee interest in the mortgaged real property, it also constitutes a lien on the related borrower's leasehold interest in a separate portion of the related mortgaged real property, which leasehold interest is subject to a ground lease.

      Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual fee interest in that property notwithstanding the fact that a lender, such as the trustee on behalf of the issuing entity, generally will have the right to cure defaults under the related ground lease. In addition, the terms of certain ground leases may require that insurance proceeds or condemnation awards be applied to restore the property or be paid, in whole or in part, to the ground lessor rather than be applied against the outstanding principal balance of the related mortgage loan. Finally, there can be no assurance that any of the ground leases securing a mortgage loan contain all of the provisions, including a lender's right to obtain a new lease if the current ground lease is rejected in bankruptcy that a lender may consider necessary or desirable to protect its interest as a lender with respect to a leasehold mortgage loan. See "Description of the Mortgage Pool--Additional Loan and Property Information--Ground Leases"
in this prospectus supplement. See also "Risk Factors--Lending on Ground Leases
Creates Risks for Lenders That Are Not Present When Lending on an Actual
Ownership Interest in a Real Property" and "Legal Aspects of Mortgage
Loans--Foreclosure--Leasehold Considerations" in the accompanying base prospectus.

      In the case of one (1) mortgage loan (loan number 26) which represents approximately 0.8% of the initial mortgage pool balance and approximately 1.0%
of the initial loan group 1 balance, the ground lease on the related mortgaged real property cannot be assigned to third parties, including the purchasers in a foreclosure action, without ground lessor's consent, which consent may not be unreasonably withheld subject to satisfaction of certain conditions, including
(i) providing ground lessor with complete and accurate information in connection with the conveyance and (ii) payment to ground lessor of the amount equal to one-half of one percent of the

                                      S-56

consideration received by ground lessee for such conveyance. The ground lessor may not withhold consent to assignment to third parties after lender's foreclosure where (i) the transferee has a net worth of at least $6,000,000.00,
(ii) the transferee owns or manages commercial real estate properties and (iii)
if the transfer occurs during the construction of improvements, (a) the net worth of the guarantor exceeds $20,000,000.00 and (b) the manager to be used for the management of the construction project is in the business of managing and constructing similar types of commercial developments.

SOME OF THE MORTGAGED REAL PROPERTIES ARE LEGAL NONCONFORMING USES OR LEGAL
NONCONFORMING STRUCTURES

      Some of the mortgaged real properties are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure. This may impair the ability of the borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty.

      In addition, certain of the mortgaged real properties that do not conform to current zoning laws may not be legal non-conforming uses or legal non-conforming structures. The failure of a mortgaged real property to comply with zoning laws or to be a legal non-conforming use or legal non-conforming structure may adversely affect market value of the mortgaged real property or the borrower's ability to continue to use it in the manner it is currently being used or may necessitate material additional expenditures to remedy non-conformities.

      In addition, certain of the mortgaged real properties may be subject to certain use restrictions imposed pursuant to reciprocal easement agreements, operating agreements or historical landmark designations. Use restrictions could include, for example, limitations on the character of the improvements or the properties, limitations affecting noise and parking requirements, among other things, and limitations on the borrowers' rights to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the related borrower to lease the mortgaged real property on favorable terms, thereby adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loan. See "Description of the
Mortgage Pool--Additional Loan and Property Information--Zoning and Building
Code Compliance" in this prospectus supplement and "Risk Factors--Changes in
Zoning Laws May Adversely Affect the Use or Value of a Real Property" in the
accompanying base prospectus.

A BORROWER'S OTHER LOANS MAY REDUCE THE CASH FLOW AVAILABLE TO THE MORTGAGED
REAL PROPERTY WHICH MAY ADVERSELY AFFECT PAYMENT ON YOUR CERTIFICATES; MEZZANINE
FINANCING REDUCES A PRINCIPAL'S EQUITY IN, AND THEREFORE ITS INCENTIVE TO
SUPPORT, A MORTGAGED REAL PROPERTY

      Three (3) mortgage loans, which represent approximately 18.1% of the initial mortgage pool balance (two (2) mortgage loans in loan group 1, representing approximately 0.5% of the initial loan group 1 balance, and one (1)
mortgage loan in loan group 2, representing approximately 80.0% of the initial loan group 2 balance), are each part of multiple loan structures that we refer to as loan combinations. The other loans in any such loan combination will not be included in the assets of the issuing entity but are secured in each case by the same mortgage instrument(s) on the same mortgaged real property or group of mortgaged real properties that secures the related trust mortgage loan. See
"Description of the Mortgage Pool--The Loan Combinations" and "Description of
the Mortgage Pool--Additional Loan and Property Information--Additional and
Other Financing" in this prospectus supplement.

      In the case of eight (8) mortgage loans (loan numbers 1, 4, 19, 44, 82,
172, 178 and 205), which represent approximately 21.9% of the initial mortgage pool balance, approximately 4.0% of the initial loan group 1 balance and approximately 84.4% of the initial loan group 2 balance, the related borrower has incurred or is permitted to incur in the future additional debt that is secured by the related mortgaged real property as identified under "Description of the Mortgage Pool--Additional Loan and Property Information--Additional and
Other Financing" in this prospectus supplement.

                                      S-57

      Except as indicated above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by their mortgaged real properties without the lender's consent.

      In the case of 35 of the mortgage loans, representing approximately 21.8%
of the initial mortgage pool balance (32 mortgage loans in loan group 1, representing approximately 26.5% of the initial loan group 1 balance, and three
(3) mortgage loans in loan group 2, representing approximately 5.2% of the initial loan group 2 balance), as identified under "Description of the Mortgage
Pool--Additional Loan and Property Information--Additional and Other Financing"
in this prospectus supplement, direct and indirect equity owners of the related borrower have pledged, or are permitted in the future to pledge, their respective equity interests to secure financing generally referred to as mezzanine debt. Holders of mezzanine debt may have the right to purchase the related borrower's mortgage loan from the issuing entity if certain defaults on the mortgage loan occur and, in some cases, may have the right to cure certain defaults occurring on the related mortgage loan.

      In the case of one (1) mortgage loan (loan number 1), certain affiliates of the related borrower are permitted to enter into a revolving credit facility secured by a non-controlling interest in the related borrower, in the maximum amount of up to (x) $15,000,000 during the first year of the related mortgage loan and (y) $25,000,000 thereafter.

      Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not generally prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

      The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the operation of the mortgaged real property.

      We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third party holds debt secured by a pledge of an equity interest in a related borrower.

      Debt that is incurred by an equity owner of a borrower and is the subject of a guaranty of such borrower or is secured by a pledge of the equity ownership interests in such borrower effectively reduces the equity owners' economic stake in the related mortgaged real property. While the mezzanine lender has no security interest in or rights to the related mortgaged real property, a default under the mezzanine loan could cause a change in control of the related borrower. The existence of such debt may reduce cash flow on the related borrower's mortgaged real property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged real property to suffer by not making capital infusions to support the mortgaged real property.

      When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated or are mezzanine loans not directly secured by the mortgaged real property, the issuing entity is subjected to additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan or sell the related mortgaged real property and may thus jeopardize the borrower's ability to make any balloon payment due under the mortgage loan at maturity. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged real property. If the mortgaged real property depreciates for whatever reason, the related

                                      S-58

borrower's equity is more likely to be wiped out, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan.

      Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders or the borrower could impair the security available to the issuing entity. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the issuing entity's ability to foreclose on the mortgaged real property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case. The bankruptcy of a junior lender also may operate to stay foreclosure by the issuing entity. Further, if another loan secured by the mortgaged real property is in default, the other lender may foreclose on the mortgaged real property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The issuing entity may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

      In addition, in the case of those mortgage loans which require or allow letters of credit to be posted by the related borrower as additional security for the mortgage loan, in lieu of reserves or otherwise, the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

      See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement for a discussion of additional debt with respect to the mortgaged real properties and the borrowers. See also "Risk Factors--Additional Secured Debt Increases the
Likelihood That a Borrower Will Default on a Mortgage Loan Underlying Your
Offered Certificates" in the accompanying base prospectus.

COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS MAY RESULT IN LOSSES

      A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related mortgaged real property securing a mortgage loan. Examples of these laws and regulations include zoning laws and the Americans with Disabilities Act of
1990, which requires all public accommodations to meet certain federal requirements related to access and use by disabled persons. For example, not all of the mortgaged real properties securing the mortgage loans comply with the
Americans with Disabilities Act of 1990. See "Risk Factors--Compliance with the
Americans with Disabilities Act of 1990 May Be Expensive" and "Legal Aspects of
Mortgage Loans--Americans with Disabilities Act" in the accompanying base prospectus. The expenditure of such costs or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow and, consequently, its ability to pay its mortgage loan.

      In addition, under the Federal Fair Housing Act, analogous statutes in some states and regulations and guidelines issued pursuant to those laws, any and all otherwise-available units in a multifamily apartment building must be made available to any disabled person who meets the financial criteria generally applied by the landlord, including implementing alterations and accommodations in certain circumstances. The costs of this compliance may be high and the penalties for noncompliance may be severe. Thus, these fair housing statutes, regulations and guidelines present a risk of increased operating costs to the borrowers under the mortgage loans secured by multifamily apartment buildings, which may reduce (perhaps significantly) amounts available for payment on the related mortgage loan.

                                      S-59

MULTIPLE MORTGAGED REAL PROPERTIES ARE OWNED BY THE SAME BORROWER OR AFFILIATED
BORROWERS OR ARE OCCUPIED, IN WHOLE OR IN PART, BY THE SAME TENANT OR AFFILIATED
TENANTS

      Twenty (20) separate groups of mortgage loans, representing approximately
18.3% of the initial mortgage pool balance, are loans made to borrowers that, in the case of each of those groups, are the same or under common control.
Mortgaged real properties owned by affiliated borrowers are likely to:

      o     have common management, increasing the risk that financial or other difficulties experienced by the property manager could have a greater impact on the pool of mortgage loans; and

      o     have common general partners or managing members, which could increase the risk that a financial failure or bankruptcy filing would have a greater impact on the pool of mortgage loans.

      See "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliated Borrowers" in this prospectus supplement.

      In addition, there may be tenants which lease space at more than one mortgaged real property securing mortgage loans. There may also be tenants that are related to or affiliated with a borrower. See Annex A-1 to this prospectus supplement for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and industrial purposes.

      The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties could have an adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.
See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There Is No Assurance," "--Borrower Concentration Within a Trust
Exposes Investors to Greater Risk of Default and Loss" and "--Borrower
Bankruptcy Proceedings Can Delay and Impair Recovery on a Mortgage Loan
Underlying Your Offered Certificates" in the accompanying base prospectus.

THE MORTGAGE LOANS HAVE NOT BEEN RE-UNDERWRITTEN BY US

      We have not re-underwritten the mortgage loans. Instead, we have relied on the representations and warranties made by the mortgage loan sellers, and the mortgage loan sellers' respective obligations to repurchase, cure or substitute a mortgage loan in the event that a representation or warranty was not true when made and such breach materially and adversely affects the value of the mortgage loan or the interests of the certificateholders. These representations and warranties do not cover all of the matters that we would review in underwriting a mortgage loan and you should not view them as a substitute for re-underwriting the mortgage loans. If we had re-underwritten the mortgage loans, it is possible that the re-underwriting process may have revealed problems with a mortgage loan not covered by representations or warranties given by the mortgage loan sellers.
In addition, we cannot assure you that the mortgage loan sellers will be able to repurchase or substitute a mortgage loan if a representation or warranty has been breached. See "Description of the Mortgage Pool--Representations and
Warranties" and "--Repurchases and Substitutions" in this prospectus supplement.

ASSUMPTIONS MADE IN DETERMINING UNDERWRITTEN NET CASH FLOW MAY NOT ACCURATELY
REPRESENT PRESENT FINANCIAL CONDITION AND ARE NOT PREDICTIVE OF FUTURE FINANCIAL
PERFORMANCE

      Underwritten net cash flow means cash flow as adjusted based on a number of assumptions used by the mortgage loan sellers. No representation is made that the underwritten net cash flows set forth in Annex A-1 to this prospectus supplement as of the cut-off date or any other date is predictive of future net cash flows. In certain cases, co-tenancy provisions were assumed to be satisfied and vacant space was assumed to be occupied and

                                      S-60

space that was due to expire was assumed to have been re-let, in each case at market rates that may have exceeded current rent. Each originator of the mortgage loans that we intend to transfer to the issuing entity has its own underwriting criteria and no assurance can be given that adjustments or calculations made by one originator would be made by any other originator or lender. Each investor should review the assumptions discussed in this prospectus supplement and make its own determination of the appropriate assumptions to be used in determining underwritten net cash flow.

      In addition, net cash flow reflects calculations and assumptions used by the mortgage loan sellers and should not be used as a substitute for, and may vary (perhaps substantially) from, cash flow as determined in accordance with
GAAP as a measure of the results of a mortgaged real property's operation or for cash flow from operating activities determined in accordance with GAAP as a measure of liquidity.

      The debt service coverage ratios set forth in this prospectus supplement for the mortgage loans and the mortgaged real properties vary, and may vary substantially, from the debt service coverage ratios for the mortgage loans and the mortgaged real properties as calculated pursuant to the definition of such ratios as set forth in the related mortgage loan documents. See "Glossary" for a discussion of the assumptions used in determining net cash flow. The underwriters express no opinion as to the accuracy of the determination of, or the appropriateness or reasonableness of the assumptions used in determining, net cash flow.

SOME MORTGAGED REAL PROPERTIES MAY NOT BE READILY CONVERTIBLE TO ALTERNATIVE
USES

      Some of the mortgaged real properties securing the mortgage loans may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. For example, any vacant theater space would not easily be converted to other uses due to the unique construction requirements of theaters. Certain of the mortgage loans are secured by mortgaged real properties that include multiplex movie theaters or other performing arts theaters that generate a material portion of the revenue of those mortgaged real properties.
Converting commercial properties to alternate uses generally requires substantial capital expenditures. The liquidation value of any such mortgaged real property consequently may be substantially less than would be the case if the property were readily adaptable to other uses. See "--Industrial Facilities are Subject to Unique Risks Which May Reduce Payments on Your Certificates,"
"--Self Storage Facilities are Subject to Unique Risks Which May Reduce Payments
on Your Certificates" and "--Manufactured Housing Communities, Mobile Home Parks
and Recreational Vehicle Parks are Subject to Unique Risks Which May Reduce
Payments on Your Certificates" above.

LENDING ON INCOME-PRODUCING REAL PROPERTIES ENTAILS ENVIRONMENTAL RISKS

      The issuing entity could become liable for a material adverse environmental condition at one of the mortgaged real properties securing the mortgage loans. Any potential environmental liability could reduce or delay payments on the offered certificates.

      If an adverse environmental condition exists with respect to a mortgaged real property securing a mortgage loan, the issuing entity will be subject to certain risks including the following:

      o     a reduction in the value of such mortgaged real property which may make it impractical or imprudent to foreclose against such mortgaged real property;

      o     the potential that the related borrower may default on the related mortgage loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws;

      o     liability for clean-up costs or other remedial actions, which could exceed the value of such mortgaged real property or the unpaid balance of the related mortgage loan; and

                                      S-61

      o     the inability to sell the related mortgage loan in the secondary market or to lease such mortgaged real property to potential tenants.

      Except for 10 mortgage loans, representing 1.2% of the initial mortgage pool balance (seven (7) mortgage loans in loan group 1, representing approximately 1.3% of the initial mortgage pool balance and three (3) mortgage loans in loan group 2, representing 0.9% of the initial loan group 2 balance), a third-party consultant conducted an environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to the mortgaged real properties securing the mortgage loans. Generally, if any assessment or update revealed a material adverse environmental condition or circumstance at any mortgaged real property and the consultant recommended action, then, depending on the nature of the condition or circumstance, one of the actions identified under "Description of the Mortgage Pool--Assessments of Property Condition--Environmental Assessments"
in this prospectus supplement, was taken. See "Description of the Mortgage
Pool--Assessments of Property Condition--Environmental Assessments" for further information regarding these environmental site assessments and the resulting environmental reports, including information regarding the periods during which these environmental reports were prepared.

      In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold and/or radon. Where these substances were present, the environmental consultant generally recommended, and the related loan documents generally required, the establishment of an operation and maintenance plan to address the issue or, in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program.

      We cannot assure you that the environmental assessments identified all environmental conditions and risks, that the related borrowers will implement all recommended operations and maintenance plans, that such plans will adequately remediate the environmental condition, or that any environmental indemnity, insurance or escrow will fully cover all potential environmental issues. In addition, the environmental condition of the mortgaged real properties could be adversely affected by tenants or by the condition of land or operations in the vicinity of the properties, such as underground storage tanks.

      See "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments." Also see "Risk Factors--Environmental
Liabilities Will Adversely Affect the Value and Operation of the Contaminated
Property and May Deter a Lender from Foreclosing" and "Legal Aspects of Mortgage
Loans--Environmental Considerations" in the accompanying base prospectus.

LENDING ON INCOME-PRODUCING PROPERTIES ENTAILS RISKS RELATED TO PROPERTY
CONDITION

      Except with respect to 13 of the mortgage loans, representing 1.7% of the initial mortgage pool balance (10 mortgage loans in loan group 1, representing approximately 1.9% of the initial mortgage pool balance and three (3) mortgage loans in loan group 2, representing 0.9% of the initial loan group 2 balance)
(for which site inspections were performed), licensed engineers inspected the mortgaged real properties that secure the mortgage loans in connection with the originating of such mortgage loans to assess--

      o     the structure, exterior walls, roofing, interior construction, mechanical and electrical systems; and

      o     the general condition of the site, buildings and other improvements located at each property.

      The resulting reports may have indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. We, however, cannot assure you that all conditions requiring repair or replacement were identified. No additional property inspections were conducted in connection with the issuance of the offered certificates. See "Description of the Mortgage
Pool--Assessments of Property Condition--Engineering Assessments" for
information regarding these engineering inspections and the resulting engineering reports, including the periods during which these engineering reports were prepared. Generally, with

                                      S-62

respect to many of the mortgaged real properties for which recommended repairs, corrections or replacements were deemed material, the related borrowers were required to deposit with the lender an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion. See "Risk Factors--Risks Related to the
Mortgage Loans--Reserves to Fund Capital Expenditures May Be Insufficient and
This May Adversely Affect Payments on Your Certificates" in this prospectus supplement.

INSPECTIONS AND APPRAISALS PERFORMED ON MORTGAGED REAL PROPERTIES MAY NOT
ACCURATELY REFLECT VALUE OR CONDITION OF MORTGAGED REAL PROPERTIES

      Any appraisal performed with respect to a mortgaged real property represents only the analysis and opinion of a qualified expert and is not a guarantee of present or future value. One appraiser may reach a different conclusion than the conclusion that would be reached if a different appraiser were appraising that property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. That amount could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or liquidation sale.
In certain cases, an appraisal may reflect a "stabilized" value in addition to, or in lieu of, an "as-is" value. Stabilized values generally reflect certain assumptions about the future performance or condition of a mortgaged real property, such as the completion of pending or planned construction, projected re-tenanting or increases in tenant occupancy We cannot assure you that the information set forth in this prospectus supplement regarding appraised values or loan-to-value ratios accurately reflects past, present or future market values of the mortgaged real properties. See "Description of the Mortgage
Pool--Assessments of Property Condition--Appraisals" in this prospectus supplement for a description of the appraisals that were performed with respect to the mortgaged real properties. Any engineering reports or site inspections obtained with respect to a mortgaged real property represents only the analysis of the individual engineers or site inspectors preparing such reports at the time of such report, and may not reveal all necessary or desirable repairs, maintenance or capital improvement items. See "Description of the Mortgage
Pool--Assessments of Property Condition--Property Inspections" and
"--Engineering Assessments" in this prospectus supplement for a description of the engineering assessments and site inspections that were performed with respect to the mortgaged real properties.

LIMITATIONS ON ENFORCEABILITY OF CROSS-COLLATERALIZATION; MULTI-PROPERTY
MORTGAGE LOANS

      The mortgage pool will include 17 mortgage loans, representing approximately 31.1% of the initial mortgage pool balance (16 mortgage loans in loan group 1, representing approximately 17.2% of the initial loan group 1 balance, and one (1) mortgage loan in loan group 2, representing approximately
80.0% of the initial loan group 2 balance), that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. However, the amount of the mortgage lien encumbering any particular one of those mortgaged real properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax.
The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans. These mortgage loans are identified in the tables contained in Annex A-1 to this prospectus supplement.
The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, certain of these mortgage loans, as described under
"Description of the Mortgage Pool--Cross-Collateralized and Cross-Defaulted
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" in this prospectus supplement, entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization, subject, in each case, to the fulfillment of one or more specified conditions.

                                      S-63

      Nine (9) of the mortgage loans referred to in the preceding paragraph, representing approximately 29.2% of the initial mortgage pool balance, approximately 14.6% of the initial loan group 1 balance and approximately 80.0%
of the initial loan group 2 balance, are secured by deeds of trust or mortgages, as applicable, on multiple properties that, through cross-collateralization arrangements, secure the obligations of multiple borrowers. Such multi-borrower arrangements could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of any related borrower if one or more of such borrowers becomes a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, a lien granted by any such borrower could be voided if a court determines that:

      o     such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured;
            and

      o     the borrower did not, when it allowed its mortgaged real property to be encumbered by the liens securing the indebtedness represented by the other cross-collateralized loans, receive "fair consideration"
            or "reasonably equivalent value" for pledging such mortgaged real property for the equal benefit of the other related borrowers.

      We cannot assure you that a lien granted by a borrower on a cross-collateralized loan to secure the mortgage loan of another borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See
"Description of the Mortgage Pool--Cross-Collateralized and Cross-Defaulted
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" in this prospectus supplement and Annex A-1 to this prospectus supplement for more information regarding the cross-collateralized mortgage loans. No mortgage loan is cross-collateralized with a mortgage loan not included in the assets of the issuing entity.

      Five (5) mortgage loans, representing approximately 25.9% of the initial mortgage pool balance, approximately 10.4% of the initial loan group 1 balance and approximately 80.0% of the initial loan group 2 balance, are, in each case, secured by real properties located in two or more states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS AND/OR HINDER RECOVERY

      The borrowers under certain of the mortgage loans are either individuals or entities that are not subject to limitations on the amount of additional debt they may incur and/or not structured to diminish the likelihood of their becoming bankrupt. Some of the borrowers that have been structured with the intent of diminishing the likelihood of their becoming bankrupt may not satisfy all the characteristics of special purpose entities. Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related mortgage loan, may own other property that is not part of the collateral for the mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. For example, with respect to the mortgage loan identified on
Annex A-1 to this prospectus supplement as Farallon Portfolio, representing approximately 17.8% of the initial mortgage pool balance and 80.0% of the initial loan group 2 balance, the related borrower (or, in some cases, certain of the related borrowers) are not newly-formed special purpose entities. The related mortgage documents and/or organizational documents of such borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity (such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all of its assets, or amend its organizational documents). These provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

                                      S-64

      Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be:

      o     operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

      o     individuals that have personal liabilities unrelated to the property.

      However, any borrower, even an entity structured to be bankruptcy-remote, as owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

      With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions which typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity. For example, in many cases, the entity that is the related borrower does not have an independent director. For example, with respect to the mortgage loans identified on Annex A-1 to this prospectus supplement as Janss Marketplace, Promenade Gateway and 9777 Wilshire Boulevard,
representing approximately 5.8% of the initial mortgage pool balance and 7.4% of the initial loan group 1 balance, the related borrowers do not have independent directors. See Annex C to this prospectus supplement (which contains a summary description of the ten largest mortgage loans) insofar as it relates to these three mortgage loans.

      In certain jurisdictions, mortgage loans may be structured with a borrower
(obligated under the related note) that is different from the owner of the mortgaged real property. In such cases, the related property owner, although not obligated under the note, will guaranty all amounts payable by the borrower under the related note and the guaranty will be secured by an indemnity deed of trust in favor of the lender executed by the property owner. With respect to certain references to the borrower in this prospectus supplement, such references may apply to the related property owner instead. There can be no assurance that this structure will not adversely impact payments under the related mortgage loan or distributions to the certificateholders.

      Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your certificates. See "Legal Aspects of Mortgage Loans--Bankruptcy
Laws" in the accompanying base prospectus.

RISKS RELATED TO REDEVELOPMENT AND RENOVATION AT THE MORTGAGED PROPERTIES

      Certain of the mortgaged real properties are properties which are currently undergoing or are expected to undergo redevelopment or renovation in the future. In the case of one (1) mortgage loan (loan number 2), which represents approximately 4.6% of the initial mortgage pool balance and approximately 6.0% of the initial loan group 1 balance, $8,500,000 of loan proceeds were held back at origination for the borrower's planned $10,500,000 in capital improvements at the mortgaged real properties. See the portion of Annex
C captioned "DLJ West Coast Hotel Portfolio." In the case of one (1) mortgage loan (loan number 4), which represents approximately 2.1% of the initial mortgage pool balance and approximately 2.7% of the initial loan group 1 balance, the borrower anticipates commencing a $3,000,000 renovation of the second floor space at the mortgaged real property. See the portion of Annex C captioned "Janss Marketplace." There can be no assurance that current or planned redevelopment or renovation will be completed, that such redevelopment or renovation will be completed in the time frame contemplated, or that, when and if redevelopment or renovation is completed, such

                                      S-65

redevelopment or renovation will improve the operations at, or increase the value of, the subject property. Failure of any of the foregoing to occur could have a material negative impact on the related mortgage loan, which could affect the ability of the related borrower to repay the related mortgage loan.

      In the event the related borrower fails to pay the costs of work completed or material delivered in connection with such ongoing redevelopment or renovation, the portion of the mortgaged real property on which there are renovations may be subject to mechanic's or materialmen's liens that may be senior to the lien of the related mortgage loan.

TENANCIES IN COMMON MAY HINDER RECOVERY

      Thirty (30) of the mortgage loans, representing approximately 10.3% of the initial mortgage pool balance (29 mortgage loans in loan group 1, representing approximately 12.8% of the initial loan group 1 balance, and one (1) mortgage loan in loan group 2, representing approximately 1.5% of the initial loan group
2 balance), have borrowers that own the related mortgaged real properties as tenants-in-common. In addition, some of the mortgage loans permit the related borrower to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, each tenant-in-common borrower under the mortgage loan(s) referred to above has waived its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

      The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

      The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BANKRUPTCY PROCEEDINGS ENTAIL CERTAIN RISKS

      Under federal bankruptcy law, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the mortgaged real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, even if a court determines that the value of the mortgaged real property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged real property (subject to certain protections available to the lender). As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-current value of the mortgaged real property, which would make the lender a general unsecured creditor for the difference between the then-current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may: (1) grant a debtor a reasonable time to cure a payment default on a mortgage loan; (2) reduce periodic payments due under a mortgage loan; (3)
change the rate of interest due on a mortgage loan; or (4) otherwise alter the mortgage loan's repayment schedule.

                                      S-66

      Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the special servicer on behalf of the issuing entity may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy. Under federal bankruptcy law, the lender will be stayed from enforcing a borrower's assignment of rents and leases. Federal bankruptcy law also may interfere with the master servicers' or special servicer's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or diminish the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged real property or for other court authorized expenses.

      Additionally, pursuant to subordination agreements for certain of the mortgage loans, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the borrower, and that the holder of the mortgage loan will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. In its decision in In re 203
North LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10,
2000), the United States Bankruptcy Court for the Northern District of Illinois
refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections.

      As a result of the foregoing, the special servicer's recovery on behalf of the issuing entity with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

PRIOR BANKRUPTCIES OR OTHER PROCEEDINGS MAY BE RELEVANT TO FUTURE PERFORMANCE

      There can be no assurance that any borrower, or any principals of a borrower, have not been a party to bankruptcy proceedings, foreclosure proceedings or deed-in-lieu of foreclosure transactions, or other material proceedings, in the past or that certain principals have not been equity owners in other mortgaged real properties that have been subject to foreclosure proceedings. In addition, there may be pending or threatened foreclosure proceedings or other material proceedings of the borrowers, the borrower principals and the managers of the mortgaged real properties securing the pooled mortgage loans and/or their respective affiliates.

      If a borrower or a principal of a borrower has been a party to such a proceeding or transaction in the past, we cannot also assure you that the borrower or principal will not be more likely than other borrowers or principals to avail itself or cause a borrower to avail itself of its legal rights, under the Bankruptcy Code or otherwise, in the event of an action or threatened action by the mortgagee or its servicer to enforce the related mortgage loan documents, or otherwise conduct its operations in a manner that is in the best interests of the lender and/or the mortgaged real property. We cannot assure you that any foreclosure proceedings or other material proceedings will not have a material adverse effect on your investment.

LITIGATION OR OTHER LEGAL PROCEEDINGS MAY HAVE ADVERSE EFFECTS ON BORROWERS

      From time to time, there may be legal proceedings pending or threatened against the borrowers, sponsors, managers of the mortgaged real properties and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers, sponsors, managers of the mortgaged real properties and their affiliates, and certain of the borrowers, sponsors, managers of the mortgaged real properties and their affiliates are subject to legal proceedings relating to the business of, or arising out of the ordinary course of business of, the

                                      S-67

borrowers, sponsors, managers of the mortgaged real properties or their affiliates. It is possible that such legal proceedings may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

      For example, in the case of one (1) mortgage loan (loan number 7), which represents approximately 1.8% of the initial mortgage pool balance and approximately 2.3% of the initial loan group 1 balance, Douglas Jemal, the principal owner of the borrower, and a leasing director of Douglas Development
Corporation, the property manager of the mortgaged real property and a borrower affiliate, were convicted of one count of wire fraud in October 2006 in the
United States District Court for the District of Columbia in connection with the prosecution and guilty plea of a former Washington, D.C. official on bribery charges. Mr. Jemal and his employee were found not guilty on related bribery charges. The leasing director and another official of Douglas Development
Corporation were found or pled guilty to certain felony personal tax evasion counts in connection with the bribery prosecution. On April 16, 2007, Mr. Jemal was sentenced to five years probation and $175,000 fine for wire fraud. There can be no assurance that the foregoing will not have an adverse effect on the mortgage loan, the borrowers or the mortgaged real properties.

      In the case of one (1) mortgage loan (loan number 10), which represents approximately 1.6% of the initial mortgage pool balance and approximately 2.1%
of the initial loan group 1 balance, in December 2006, the prior owner of the mortgaged real property settled an ongoing class action suit brought by employees and third-party contractors of one of the tenants at the mortgaged real property. The plaintiffs claimed that they incurred adverse health effects from mold and fungal growth while occupying office suites in the basement or lower level of the mortgaged real property. The prior owner investigated and corrected the water intrusion, mold and fungal growth. The tenant's lease requires indoor air quality tests to be completed by a licensed professional every four years. In January 2006, a separate suit was brought against the prior owner of the mortgaged real property by an individual who claimed that the mold and other air quality problems at the mortgaged real property caused him to suffer throat cancer. This litigation is ongoing and the prior owner's insurance company is handling the litigation. There can be no assurance that the current litigation will not have a negative effect on the mortgaged real property or the mortgage loan.

      From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

POOR PROPERTY MANAGEMENT WILL LOWER THE PERFORMANCE OF THE RELATED MORTGAGED
REAL PROPERTY

      The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is responsible for:

      o     responding to changes in the local market;

      o     planning and implementing the rental structure;

      o     operating the property and providing building services;

      o     managing operating expenses; and

      o     assuring that maintenance and capital improvements are carried out in a timely fashion.

                                      S-68

      Properties deriving revenues primarily from short-term sources, such as short-term or month-to-month leases or daily room rentals, are generally more management intensive than properties leased to creditworthy tenants under long-term leases. We make no representation or warranty as to the skills of any present or future managers. In many cases, the property manager is the borrower or an affiliate of the borrower and may not manage properties for non-affiliates. Additionally, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

MORTGAGE LOAN SELLERS MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR
SUBSTITUTION OF A DEFECTIVE MORTGAGE LOAN

      Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold by such mortgage loan seller to us. Neither we nor any of our affiliates (except, in certain circumstances, for Merrill Lynch Mortgage
Lending, Inc. in its capacity as a mortgage loan seller) are obligated to repurchase or substitute any mortgage loan in connection with either a material breach of any mortgage loan seller's representations and warranties or any material document defects, if such mortgage loan seller defaults on its obligation to do so. We cannot assure you that the mortgage loan sellers will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a
"qualified mortgage" for a REMIC may cause the issuing entity to fail to qualify as one or more REMICs or cause the issuing entity to incur a tax. See
"Description of the Mortgage Pool--Assignment of the Mortgage Loans,"
"--Representations and Warranties" and "--Repurchases and Substitutions" in this prospectus supplement and "Description of the Governing
Documents--Representations and Warranties with Respect to Mortgage Assets" in the accompanying base prospectus.

ONE ACTION JURISDICTION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO
FORECLOSE ON THE MORTGAGED REAL PROPERTY

      Some states (including California) have laws that prohibit more than one judicial action to enforce a mortgage obligation, and some courts have construed the term judicial action broadly. Accordingly, the special servicer is required to obtain advice of counsel prior to enforcing any of the issuing entity's rights under any of the mortgage loans that include mortgaged real properties where this rule could be applicable. In the case of either a cross-collateralized and cross-defaulted mortgage loan or a multi-property mortgage loan which is secured by mortgaged real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. As a result, the special servicer may incur delay and expense in foreclosing on mortgaged real properties located in states affected by one action rules. See
"--Geographic Concentration Exposes Investors to Greater Risks Associated with the Relevant Geographic Areas" and "--Certain California-Specific
Considerations" in this prospectus supplement. See also "Legal Aspects of
Mortgage Loans--Foreclosure--One Action and Security First Rules" in the
accompanying base prospectus.

LIMITED INFORMATION CAUSES UNCERTAINTY

      Some of the mortgage loans are loans that were made to enable the related borrower to acquire the related mortgaged real property. Accordingly, for certain of these loans limited or no historical operating information is available with respect to the related mortgaged real properties. As a result, you may find it difficult to analyze the historical performance of those properties.

TAX CONSIDERATIONS RELATED TO FORECLOSURE

      The special servicer, on behalf of the issuing entity, may acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure. Any net income from the operation and management of

                                      S-69

any such property that is not qualifying "rents from real property," within the meaning of section 856(d) of the Internal Revenue Code of 1986, as amended, and any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of property involved, will subject the issuing entity to federal (and possibly state or local) tax on such income at the highest marginal corporate tax rate
(currently 35%), thereby reducing net proceeds available for distribution to certificateholders. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present with respect to hotels and other types of property that produce business, rather than rental, income. The pooling and servicing agreement permits the special servicer to cause the issuing entity to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties. In addition, if the issuing entity were to acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure, the issuing entity may in certain jurisdictions, particularly in New York or California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the certificateholders. See "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying base prospectus.

      With respect to the mortgage loan identified on Annex A-1 to this prospectus supplement as Farallon Portfolio, until such time as a certain debt service coverage ratio is satisfied, a pledge of equity in the owners of certain entities that own rental homes dispersed throughout the communities where the related mortgaged real properties are located was granted by the owner of such entities (which pledgor is currently an affiliate of the related borrowers) as additional collateral for such loan. Such pledged equity interest may not qualify as an interest in real property or as personal property incidental to real property for purposes of the REMIC provisions. If any such pledged equity interest does not so qualify, the REMIC regulations will restrict the trust from taking title to any such pledged interest and, in such case, upon the occurrence of an event of default under the related mortgage loan, the trust may not be permitted to take title to such pledged interests, but rather will be required to exercise the legal remedies available to it under applicable law and the related loan documents to sell any such pledged equity interests and apply the proceeds toward the repayment of such mortgage loan. Depending on market conditions, the proceeds from the sale of any such pledged equity interest could be less than the proceeds that would be received if the special servicer would have foreclosed on such interest and sold them at a later date.

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO PROPERTY MANAGERS, THE BORROWERS
AND THE MORTGAGE LOAN SELLERS

      Property managers and borrowers may experience conflicts of interest in the management and/or ownership of the mortgaged real properties securing the mortgage loans because:

      o     a substantial number of the mortgaged real properties are managed by property managers affiliated with the respective borrowers;

      o     the property managers also may manage and/or franchise additional properties, including properties that may compete with the mortgaged real properties; and

      o     affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including competing properties.

Further, certain mortgage loans may have been refinancings of debt previously held by a mortgage loan seller or an affiliate of one of the mortgage loan sellers and/or the mortgage loan sellers or their affiliates may have or have had equity investments in the borrowers or mortgaged real properties under certain of the mortgage loans. Each of the mortgage loan sellers and its affiliates have made and/or may make loans to, or equity investments in, or otherwise have business relationships with, affiliates of borrowers under the mortgage loans. For example, in the case of certain of the mortgage loans, the holder of related mezzanine debt secured by a principal's interest in the related borrower may be the related mortgage loan seller, which relationship could represent a conflict of interest.

                                      S-70

Five (5) mortgage loans, representing approximately 25.9% of the initial mortgage pool balance and approximately 10.4% of the initial loan group 1 balance and approximately 80.0% of the initial loan group 2 balance, are, in each case, secured by real properties located in two or more states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

THE ABSENCE OF OR INADEQUACY OF INSURANCE COVERAGE ON THE PROPERTY MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

      Except with respect to one (1) mortgage loan (loan number 95), secured by the related borrower's interest in land and not the improvements thereon, the mortgage loans require the related borrower to maintain, or cause to be maintained, property insurance (which, in some cases, is either provided by a tenant or allows a tenant to self-insure). However, the mortgaged real properties that secure the mortgage loans may suffer casualty losses due to risks that are not covered by insurance or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of those mortgaged real properties are located in California, Florida, Texas and
Louisiana and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, hurricanes and floods. In such locations, despite the increased risk of such acts of nature, adequate insurance may not be available at commercially reasonable rates and therefore may not be purchased. The mortgage loans generally do not require borrowers to maintain earthquake, hurricane or flood insurance and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks.

      Moreover, even if insurance proceeds are available, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

      After the terrorist attacks of September 11, 2001, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In response to this situation, Congress enacted the Terrorism Risk
Insurance Act of 2002 (TRIA), which was amended and extended by the Terrorism
Risk Insurance Extension Act of 2005 (TRIA Extension Act), signed into law by
President Bush on December 22, 2005. The TRIA Extension Act requires that qualifying insurers offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses. The federal government covers 85% of the losses from covered certified acts of terrorism on commercial risks in the United States only, in excess of a specified deductible amount calculated as a percentage of an affiliated insurance group's prior year premiums on commercial lines policies covering risks in the United States. This specified deductible amount is 20% of such premiums for losses occurring in 2007. Further, to trigger coverage under the TRIA Extension Act, the aggregate industry property and casualty insurance losses resulting from an act of terrorism must exceed $100 million for acts of terrorism occurring in 2007. The TRIA Extension Act now excludes coverage for commercial auto, burglary and theft, surety, professional liability and farm owners' multiperil. Although the TRIA Extension Act will expire on December 31,
2007, the House of Representatives voted to pass the Terrorism Risk Insurance
Revision and Extension Act of 2007, which, if it were to become law, would (a)
amend the Terrorism Risk Insurance Act of 2002 and (b) expire on December 31,
2022. The Senate Banking Committee voted to pass the Terrorism Risk Insurance
Reauthorization Act of 2007 which would also (a) amend the Terrorism Risk
Insurance Act of 2002, but (b) would expire on December 31, 2014. The full
Senate has not yet voted on this bill. The TRIA Extension Act applies only to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism" by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude from coverage under their policies losses resulting from terrorist acts not covered by the TRIA
Extension Act. Moreover, the TRIA Extension Act's deductible and co-payment provisions still leave insurers with high potential exposure for

                                      S-71

terrorism-related claims. Because nothing in the TRIA Extension Act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high.

      We cannot assure you that all of the mortgaged real properties will be insured against the risks of terrorism and similar acts or that the TRIA
Extension Act will be further extended. As a result of any of the foregoing, the amount available to make distributions on your certificates could be reduced.

      Each master servicer, with respect to each of the mortgage loans that it is servicing under the pooling and servicing agreement (other than the Farallon
Portfolio trust mortgage loan), including those of such mortgage loans that have become specially serviced mortgage loans, and the special servicer, with respect to mortgaged real properties acquired through foreclosure, which we refer to in this prospectus supplement as REO property (other than any REO property with respect to the Farallon Portfolio trust mortgage loan), will be required to use reasonable efforts, consistent with the servicing standard under the pooling and servicing agreement, to cause each borrower to maintain for the related mortgaged real property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein which are to be obtained from an insurer meeting the requirements of the applicable loan documents. Notwithstanding the foregoing, the master servicers and the special servicer will not be required to maintain, and will not be required to cause a borrower to be in default with respect to the failure of the related borrower to obtain, all-risk casualty insurance that does not contain any carve-out for terrorist or similar acts, if and only if the special servicer has determined in accordance with the servicing standard under the pooling and servicing agreement
(and other consultation with the controlling class representative) that either--

      o     such insurance is not available at commercially reasonable rates, and such hazards are not commonly insured against by prudent owners of properties similar to the mortgaged real property and located in or around the region in which such mortgaged real property is located, or

      o     such insurance is not available at any rate.

      If the related loan documents do not expressly require insurance against acts of terrorism, but permit the lender to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost. The applicable master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

      If a borrower is required, under the circumstances described above, to maintain insurance coverage with respect to terrorist or similar acts that was not previously maintained, the borrower may incur higher costs for insurance premiums in obtaining that coverage which would have an adverse effect on the net cash flow of the related mortgaged real property. Further, If the federal insurance back-stop program referred to above is not extended or renewed, premiums for terrorism insurance coverage will likely increase and/or the terms of such insurance may be materially amended to enlarge stated exclusions or to otherwise effectively decrease the scope of coverage available (perhaps to the point where it is effectively not available). In addition, to the extent that any policies contain "sunset clauses" (i.e., clauses that void terrorism coverage if the federal insurance backstop program is not renewed), then such policies may cease to provide terrorism insurance coverage upon the expiration of the federal insurance backstop program.

      Most of the mortgage loans specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap" amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold.

                                      S-72

      For example, with respect to three (3) mortgage loans (loan numbers 2, 3 and 10), representing approximately 4.6%, 3.7% and 1.6%, respectively, of the initial mortgage pool balance and 6.0%, 4.8% and 2.1%, respectively, of the initial loan group 1 balance, the related terrorism insurance premium is capped at two times the annual cost for all-risk insurance coverage for the related mortgaged real property (subject to certain limitations).

      Further, in certain cases, terrorism insurance coverage may be required solely with respect to "certified acts of terrorism" within the meaning of TRIA.
Additionally, in the case of mortgage loans that are secured by mortgaged real properties that are not located in or near major metropolitan areas, the terrorism insurance coverage required may be limited to acts of domestic terrorism (i.e., non-certified acts of terrorism under TRIA).

      Certain of the mortgage loans do not require the related borrower to maintain terrorism insurance coverage (for example, loan number 1). In certain cases (for example, loan numbers 21, 42 and 244), the requirement that terrorism insurance be maintained has been waived.

      Additionally, in the case of ten (10) mortgage loans (loan numbers 34,
146, 147, 183, 218, 232, 233, 238, 242 and 246), representing 1.2% of the initial outstanding pool balance (seven (7) mortgage loans in loan group 1, representing 1.3% of the initial outstanding loan group 1 balance, and three (3)
mortgage loans in loan group 2, representing 0.9% of the initial loan group 2 balance), the mortgage loan documents do not specifically provide for terrorism insurance coverage nor specifically exclude such coverage because such mortgage loans were originated prior to the terrorist attacks of September 11, 2001.

      In addition, with respect to any mortgage loans that are secured by the related borrower's fee or leasehold interest in land and not the improvements, if any, on the related mortgaged real property, the related borrower may not be required to maintain terrorism insurance on the land or for any improvements on the subject mortgaged real property, or, with respect to any mortgage loan that is secured by a mortgaged real property where certain of the improvements are not owned by the related borrower, that borrower may not be required to maintain terrorism insurance for those improvements.

      Additionally, there can be no assurance that mortgaged real properties currently covered by terrorism insurance will continue to be so covered or that the coverage is, or will remain, adequate. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Hazard, Liability and Other
Insurance" in this prospectus supplement. To the extent that tenants are responsible for maintaining terrorism insurance coverage, there can be no assurance that they will in fact maintain such coverage.

      In the event that any mortgaged real property securing a mortgage loan sustains damage as a result of an uninsured act or if the insurance policies with respect to that mortgaged real property do not adequately cover the damage sustained, such damaged mortgaged real property may not generate adequate cash flow to pay, and/or provide adequate collateral to satisfy, all amounts owing under such mortgage loan, which could result in a default on that mortgage loan and, potentially, losses on some classes of the certificates.

SEASONED MORTGAGE LOANS PRESENT ADDITIONAL RISKS OF REPAYMENT

      Twelve (12) mortgage loans, representing 3.7% of the initial mortgage balance (nine (9) mortgage loans in loan group 1, representing 4.5% of the initial mortgage loan group 1 balance, and three (3) mortgage loans in loan group 2, representing 0.9% of the initial loan group 2 balance), are not newly originated and have been outstanding for 12 or more months prior to the cut off date. Ten (10) of those 12 mortgage loans were originated between 1994 and 1997.
While seasoned mortgage loans generally have the benefit of established payment histories, there are a number of risks associated with seasoned mortgage loans that are not present, or present to a lesser degree, with more recently originated mortgage loans. For example,

                                      S-73

      o     origination standards at the time the mortgage loan was originated may have been different than current origination standards;

      o     the market for any related business may have changed from the time the mortgage loan was originated;

      o     the tenant or customer mix at the related mortgaged real property may have changed significantly;

      o     the current financial performance of the related borrower, its business or the related mortgaged real property, may be different than at origination; and

      o     the environmental, zoning and engineering characteristics of the mortgaged real property or improvements may have changed.

      While updated appraisals have been obtained for these seasoned loans, there have been no environmental or engineering assessments of the related mortgaged real properties conducted since origination.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS (MERS)

      The mortgages or assignments of mortgages for some of the mortgage loans have been or may be recorded in the name of MERS, solely as nominee for the related mortgage loan seller and its successor and assigns. Subsequent assignments of those mortgages are registered electronically through the MERS system. The recording of mortgages in the name of MERS is a new practice in the commercial mortgage lending industry. Public recording officers and others have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged real properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans.

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

      From time to time we use capitalized terms in this prospectus supplement.
Frequently used capitalized terms will have the respective meanings assigned to them in the glossary attached to this prospectus supplement.

                           FORWARD-LOOKING STATEMENTS

      This prospectus supplement and the accompanying base prospectus includes the words "expects," "intends," "anticipates," "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in consumer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
We discuss some of these risks and uncertainties under "Risk Factors" in this prospectus supplement and the accompanying base prospectus. The forward-looking statements made in this prospectus supplement are accurate as of the date stated
on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                                      S-74

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

      We intend to include the 246 mortgage loans identified on Annex A-1 to this prospectus supplement in the trust. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $2,809,835,146. However, the actual initial mortgage pool balance may be as much as 5.0% smaller or larger than such amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below.

      For purposes of making distributions with respect to the class A-1, A-2,
A-3, A-SB, A-4, A-1A, AM, AM-A, AJ and AJ-A certificates as described under
"Description of the Offered Certificates," the pool of mortgage loans will be deemed to consist of two loan groups, loan group 1 and loan group 2. Loan group
1 will consist of 226 mortgage loans, representing approximately 77.8% of the initial mortgage pool balance that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 20 mortgage loans, representing approximately 22.2% of the initial mortgage pool balance, that are secured by multifamily and manufactured housing community properties (representing approximately 77.6% of all the mortgaged real properties that are multifamily properties and 91.8% of the mortgaged real properties that are manufactured housing community properties). Annex A-1 to this prospectus supplement indicates the loan group designation for each mortgage loan.

      The initial mortgage pool balance will equal the total cut-off date principal balance of the mortgage loans included in the trust. The initial loan group 1 balance and the initial loan group 2 balance will equal the cut-off date principal balance of the mortgage loans in loan group 1 and loan group 2, respectively. The cut-off date principal balance of any mortgage loan is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan is shown on Annex A-1 to this prospectus supplement. The cut-off date principal balances of all the mortgage loans in the trust range from $684,177 to $500,000,000 and the average of those cut-off date principal balances is $11,422,094; the cut-off date principal balances of the mortgage loans in loan group 1 range from $684,177 to $130,100,000, and the average of those cut-off date principal balances is $9,668,674; and the cut-off date principal balances of the mortgage loans in loan group 2 range from
$792,814 to $500,000,000, and the average of those cut-off date principal balances is $31,235,746.

      When we refer to mortgage loans in this prospectus supplement, we are, except where the context otherwise indicates, referring to the mortgage loans that we intend to include in the trust and not the Non-Trust Loans.

      Each of the mortgage loans is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily and manufactured housing community mortgaged real properties. That mortgage lien will be a first priority lien, subject only to Permitted
Encumbrances.

      You should consider each of the mortgage loans to be a nonrecourse obligation of the related borrower. You should anticipate that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the mortgage loans will be insured or guaranteed by any governmental entity or by any other person.

                                      S-75

      We provide in this prospectus supplement a variety of information regarding the mortgage loans. When reviewing this information, please note that--

      o     all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

      o     all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no prepayments occur prior to the cut-off date;

      o     all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances; the initial mortgage pool balance will equal the total cut-off date principal balance of the entire mortgage pool, and the initial loan group 1 balance and the initial loan group 2 balance will each equal the total cut-off date principal balance of the mortgage loans in the subject loan group; we show the cut-off date principal balance for each of the mortgage loans on Annex A-1 to this prospectus supplement;

      o     when information with respect to the mortgage loans is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the subject mortgage loans;

      o     if any mortgage loan is secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among the individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan and (iii)
            an allocated loan balance specified in the related loan documents;

      o     when information with respect to mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans in the case of those mortgaged real properties that constitute the sole properties securing the related mortgage loans and/or upon allocated portions of the cut-off date principal balances of the related mortgage loans and in the case of those mortgaged real properties that do not constitute the sole properties securing the related mortgage loans;

      o     unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property with respect to the
            Farallon Portfolio Trust Mortgage Loan, in which case the related
            Non-Trust Loans are taken into account), statistical information presented in this prospectus supplement with respect to any mortgage loan that is part of a Loan Combination excludes the related
            Non-Trust Loan;

      o     statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as 5% larger or smaller than indicated;

      o     the sum of numbers presented in any column within a table may not equal the indicated total due to rounding;

                                      S-76

      o     when a mortgage loan or mortgaged real property is identified by name, we are referring to the applicable property name indicated for the related or subject, as the case may be, mortgaged real property on Annex A-1 to this prospectus supplement; and

      o     when a mortgage loan is identified by loan number, we are referring to the loan number indicated for that mortgage loan on Annex A-1 to this prospectus supplement.

SOURCE OF THE MORTGAGE LOANS

      The mortgage loans that will constitute the primary assets of the issuing entity will be acquired on the date of initial issuance of the certificates by us from the mortgage loan sellers, who acquired or originated the mortgage loans.

      Countrywide Commercial Real Estate Finance Inc., originated or acquired
161 of the mortgage loans to be included in the assets of the issuing entity, representing approximately 42.4% of the initial mortgage pool balance (comprised of 154 mortgage loans in loan group 1, representing approximately 52.0% of the initial loan group 1 balance and seven (7) mortgage loans in loan group 2, representing approximately 8.8% of the initial loan group 2 balance).

      Merrill Lynch Mortgage Lending, Inc. originated or acquired 30 of the mortgage loans to be included in the assets of the issuing entity, representing approximately 29.3% of the initial mortgage pool balance (comprised of 26 mortgage loans in loan group 1, representing approximately 13.4% of the initial loan group 1 balance and four (4) mortgage loans in loan group 2, representing approximately 84.6% of the initial loan group 2 balance).

      Natixis Real Estate Capital Inc. originated or acquired 26 of the mortgage loans to be included in the assets of the issuing entity, representing approximately 9.1% of the initial mortgage pool balance (comprised of 22 mortgage loans in loan group 1, representing approximately 10.5% of the initial loan group 1 balance and four (4) mortgage loans in loan group 2, representing approximately 4.3% of the initial loan group 2 balance).

      Eurohypo AG, New York Branch originated or acquired 19 of the mortgage loans to be included in the assets of the issuing entity, representing approximately 18.0% of the initial mortgage pool balance (comprised of 17 mortgage loans in loan group 1, representing approximately 22.8% of the initial loan group 1 balance and two (2) mortgage loans in loan group 2, representing approximately 1.3% of the initial loan group 2 balance).

      LNR Capital Services, Inc., LNR Carson Holdings, LLC and LNR Securities
Holdings, LLC acquired 10 of the mortgage loans to be included in the assets of the issuing entity, representing approximately 1.2% of the initial mortgage pool balance (comprised of seven (7) mortgage loans in loan group 1, representing approximately 1.3% of the initial loan group 1 balance and three (3) mortgage loans in loan group 2, representing approximately 0.9% of the initial loan group
2 balance).

CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE
LOANS AND MORTGAGE LOANS WITH AFFILIATED BORROWERS

      The mortgage pool will include 17 mortgage loans, representing approximately 31.1% of the initial mortgage pool balance (16 mortgage loans in loan group 1, representing approximately 17.2% of the initial loan group 1 balance, and one (1) mortgage loan in loan group 2, representing approximately
80.0% of the initial loan group 2 balance) that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. These mortgage loans are identified in the tables contained in Annex A-1 to this prospectus supplement. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage

                                      S-77

recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

      Certain of the mortgage loans referred to in the prior paragraph entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization and cross-default provisions, subject, in each case, to the fulfillment of one or more of the following conditions--

      o     the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which can range from 100% to 125%, of the portion of the total loan amount allocated to the property or properties to be released;

      o     the satisfaction of certain criteria set forth in the related loan documents;

      o     the satisfaction of certain leasing goals or other performance tests;

      o     the satisfaction of debt service coverage and/or loan-to-value tests for the property or properties that will remain as collateral;
            and/or

      o     receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

      In addition, cross-collateralization arrangements may be terminable in connection with a sale of the mortgaged real property securing one or more of the mortgage loans in a group of cross-collateralized mortgage loans and the assumption of the related mortgaged real property by a third party purchaser.

      See "Terms and Conditions of the Mortgage Loans--Defeasance Loans" and
"Collateral Substitution and Partial Property Releases Other Than in Connection
With Defeasance-- Property Releases" in this prospectus supplement.

      In the case of two (2) cross-collateralized mortgage loans (loan numbers
72 and 73) identified on Annex A-1 to this prospectus supplement as Staples
Center Hanford and Cypress Plaza, representing approximately 0.3% of the initial mortgage pool balance and 0.4% of the initial loan group 1 balance, the related mortgage loan documents permit the release of the cross-collateralized mortgage loan two years after the "start-up date," provided that the dark anchor space at the Staples Center Hanford property, which space is not a part of the collateral securing the mortgage loan, is leased and occupied by a tenant acceptable to lender under a lease acceptable to lender.

      For additional information relating to mortgaged real properties that secure an individual multi-property mortgage loan or a group of cross-collateralized mortgage loans, see Annex A-1 to this prospectus supplement.

      The table below shows each group of mortgaged real properties that:

      o     are owned by the same or affiliated borrowers; and

      o     secure in total two or more mortgage loans that are not
            cross-collateralized and that represent in the aggregate at least
            1.0% of the initial mortgage pool balance.

                                      S-78

                                        NUMBER OF STATES WHERE THE   AGGREGATE CUT-OFF DATE   % OF INITIAL MORTGAGE POOL
GROUP           PROPERTY NAMES           PROPERTIES ARE LOCATED(1)     PRINCIPAL BALANCE               BALANCE
------   ----------------------------   --------------------------   ----------------------   --------------------------

  1      Janss Marketplace                                              $  60,000,000.00                 2.1%
  1      Promenade Gateway                                                 55,100,000.00                 2.0
  1      9777 Wilshire Boulevard                                           47,000,000.00                 1.7
  1      Oregon City Shopping Center                                       23,300,000.00                 0.8
  1      French Quarters                                                   13,100,000.00                 0.5
  1      Brand Equity                                                       2,840,000.00                 0.1
  1      Woodland Capital                                                   1,930,000.00                 0.1
                                                                        ----------------                ----

         TOTAL                                       2                  $ 203,270,000.00                 7.2%
                                                                        ================                ====

  1      Carman's Plaza                                                 $  33,500,000.00                 1.2%
  1      San Souci Plaza                                                   27,200,000.00                 1.0
                                                                        ----------------                ----

         TOTAL                                       2                  $  60,700,000.00                 2.2%
                                                                        ================                ====

  1      534 Broad Hollow Road                                          $  22,000,000.00                 0.8%
  1      145 Huguenot Street                                               21,000,000.00                 0.7
  1      Medical Arts Square                                                3,960,000.00                 0.1
                                                                        ----------------                ----

         TOTAL                                       2                  $  46,960,000.00                 1.7%
                                                                        ================                ====

      ______________

      (1)   Total represents number of states where properties within the subject group are located.

TERMS AND CONDITIONS OF THE MORTGAGE LOANS

      Due Dates. Seventeen (17) mortgage loans, representing approximately 25.7%
of the initial mortgage pool balance, provide for monthly debt service payments to be due on the first day of each month. Twenty-one (21) of the mortgage loans, representing approximately 7.9% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the fifth day of each month.
Seventeen (17) mortgage loans, representing approximately 14.0% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the sixth day of each month. Two (2) mortgage loans, representing approximately
0.5% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the seventh day of each month. One hundred eighty-eight
(188) mortgage loans, representing approximately 51.7% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the eighth day of each month. One (1) mortgage loan, representing approximately 0.3% of the initial mortgage pool balance, provides for monthly debt service payments to be due on the tenth day of each month. Except as described below in the following paragraph, no mortgage loan has a grace period that extends payments beyond the eighth day of any calendar month.

      Eight (8) mortgage loans with monthly payment due dates of the eighth of each month have either a five-day grace period (in six cases) or a ten-day grace period (in two cases).

      Mortgage Rates; Calculations of Interest. In general, each of the mortgage loans bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity. However, as described below under
"--Convertible Rate Mortgage Loans," those mortgage loans have mortgage interest rates that will convert from a fixed to a floating rate and may result in the accrual of interest at a rate that is in excess of their respective mortgage interest rates prior to their respective maturity dates.

      The borrower under the 500 Carson Town Center Mortgage Loan, which represents 0.6% of the initial mortgage pool balance and 0.8% of the initial loan group 1 balance, is currently making a monthly interest payment that is less than the amount of interest that is actually accruing. In 2003, the lease to the sole tenant of the related mortgaged real property was restructured such that rent was reduced for a five-year period beginning

                                      S-79

June 1, 2003 and expiring on May 31, 2008. The mortgage loan was modified to permit the borrower to defer a portion of the monthly interest payments during this five-year period, which will result in a total deferment of $1,699,999, which will be due upon the maturity of the loan, except that it was agreed that if the loan performed through maturity, $700,000 of the deferred interest would be forgiven. The amortization schedule was not modified. Commencing in June
2008, the related borrower will be required to make a full interest payment each month.

      The mortgage interest rate for each of the mortgage loans is shown on
Annex A-1 to this prospectus supplement. The mortgage interest rates of the mortgage loans range from 5.5470% per annum to 9.8000% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 6.3353%
per annum. The mortgage interest rates of the mortgage loans in loan group 1 range from 5.5760% to 9.3750% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 6.3199% per annum. The mortgage interest rates of the mortgage loans in loan group 2 range from 5.5470%
to 9.8000% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 6.3894% per annum.

      Two hundred thirty-six (236) of the mortgage loans, representing approximately 98.8% of the initial mortgage pool balance (219 mortgage loans in loan group 1, representing approximately 98.7% of the initial loan group 1 balance, and 17 mortgage loans in loan group 2, representing approximately 99.1%
of the initial loan group 2 balance), will accrue interest on an Actual/360
Basis. Ten (10) of the mortgage loans, representing approximately 1.2% of the initial mortgage pool balance, approximately 1.3% of the initial loan group 1 balance, and approximately 0.9% of the initial loan group 2 balance, will accrue interest on a 30/360 Basis.

      Amortization schedules are attached as Annex A-3 and Annex A-4 to this prospectus supplement for the mortgage loans identified on Annex A-1 as 500
Carson Town Center and 59 Paidge Avenue, respectively.

      Partial Interest-Only Balloon Loans. One hundred twenty-two (122) of the mortgage loans, representing approximately 46.6% of the initial mortgage pool balance (111 mortgage loans in loan group 1, representing approximately 56.5% of the initial loan group 1 balance, and 11 mortgage loans in loan group 2, representing approximately 12.1% of the initial loan group 2 balance), provide for the payment of interest only to be due on each due date until the expiration of a designated interest-only period, and the amortization of principal commencing on the due date following the expiration of such interest-only period on the basis of an amortization schedule that is significantly longer than the remaining term to stated maturity, with a substantial payment of principal to be due on the maturity date.

      Interest-Only Balloon Loans. Twenty-nine (29) of the mortgage loans, representing approximately 35.4% of the initial mortgage pool balance (26 mortgage loans in loan group 1, representing approximately 22.4% of the initial loan group 1 balance, and three (3) mortgage loans in loan group 2, representing approximately 81.1% of the initial loan group 2 balance), require the payment of interest only until the related maturity date and provide for the repayment of the entire principal balance on the related maturity date.

      Amortizing Balloon Loans. Eighty-five (85) of the mortgage loans, representing approximately 16.4% of the initial mortgage pool balance (81 mortgage loans in loan group 1, representing approximately 19.3% of the initial loan group 1 balance, and four (4) mortgage loans in loan group 2, representing approximately 6.5% of the initial loan group 2 balance), are characterized by--

      o     no interest only period;

      o     an amortization schedule that is significantly longer than the actual term of the subject mortgage loan; and

      o     a substantial payment being due with respect to the subject mortgage loan on its stated maturity date.

                                      S-80

      These 85 mortgage loans do not include any of the subject mortgage loans described under "--Partial Interest-Only Balloon Loans" and "Interest-Only
Balloon Loans" above.

      Fully Amortizing Loans. Eight (8) of the mortgage loans, representing approximately 1.0% of the initial mortgage pool balance (six (6) mortgage loans in loan group 1, representing approximately 1.2% of the initial loan group 1 balance, and two (2) mortgage loans in loan group 2, representing approximately
0.3% of the initial loan group 2 balance), are characterized by amortization schedules that are approximately equal to the actual terms of the mortgage loan.

      The fully amortizing loans have neither--

      o     an anticipated repayment date; nor

      o     the associated repayment incentives.

      Convertible Rate Mortgage Loans. Two (2) of the mortgage loans, representing 0.5% of the initial mortgage pool balance and 0.6% of the initial loan group 1 balance, are, in each case, characterized by the following features:

      o     a maturity date that is 30 years following origination;

      o     a fixed interest rate for the first 10 years of the mortgage loan term, followed by an adjustable interest rate period, during which period the interest rate will adjust, based on a specified index, every six months; provided that such adjusted interest rate has a floor set at the related initial fixed interest rate;

      o     the ability of the related borrower to prepay the mortgage loan, in whole with prepayment consideration based on a prepayment premium that reduces over time; and

      o     an open prepayment period following the prepayment premium period that begins 240 months prior to its maturity date.

      Any amount received in respect of additional interest (accruing at a rate in excess of the initial fixed interest rate) payable on the Convertible Rate
Mortgage Loans will be distributed to the holders of the class Y certificates.
With respect to this mortgage loan, no prepayment premiums or yield maintenance charges will be due in connection with any principal prepayment after the related open prepayment period.

      Prepayment Provisions.

      Prepayment Lock-out, Defeasance, Prepayment Consideration and Open
Periods. All of the mortgage loans provide for one or more of the following:

      o     a prepayment lock-out period, during which the principal balance of a mortgage loan may not be voluntarily prepaid in whole or in part;

      o     a defeasance period, during which voluntary principal prepayments are still prohibited, but the related borrower may obtain a release of the related mortgaged real property through defeasance;

      o     a prepayment consideration period, during which voluntary
            prepayments are permitted, subject to the payment of a yield maintenance premium or other additional consideration for the prepayment; and

                                      S-81

      o     an open period, during which voluntarily prepayments are permitted without payment of any prepayment consideration.

      The mortgage loan secured by the mortgaged real property identified on
Annex A-1 to this prospectus supplement as 500 Carson Town Center, which mortgage loan represents approximately 0.6% of the initial mortgage pool balance, may be defeased by the related borrower prior to the second anniversary of the date of initial issuance of the ML-CFC series 2007-9 certificates. If the related borrower under the 500 Carson Town Center mortgage loan elects to defease the mortgage loan prior to the second anniversary of the date of initial issuance of the ML-CFC series 2007-9 certificates, the related mortgage loan seller will be required to purchase the 500 Carson Town Center mortgage loan from the issuing entity along with the payment of a yield maintenance amount
(such yield maintenance amount, the "500 Carson Town Center Repurchase Charge").
See "Description of the Mortgage Pool--Repurchase for Early Defeasance" in this prospectus supplement.

      Notwithstanding otherwise applicable lock-out periods, defeasance periods or prepayment consideration periods, certain prepayments of some of the mortgage loans may occur under the circumstances described under "--Other Prepayment
Provisions; Mortgage Loans Which May Require Principal Paydowns" and
"--Collateral Substitutions and Partial Property Releases Other Than In
Connection With Defeasance--Property Releases", below. The prepayment terms of each of the mortgage loans are more particularly described in Annex A-1 to this prospectus supplement.

      The table below shows, with respect to all of the mortgage loans, the prepayment provisions in effect as of the cut-off date.

                  PREPAYMENT PROVISIONS AS OF THE CUT-OFF DATE

                                                NUMBER OF LOANS
                                      -----------------------------------
                                                                                           % INITIAL   % INITIAL
                                                                             % INITIAL       LOAN        LOAN
                                                        LOAN       LOAN       MORTGAGE      GROUP 1     GROUP 2
         PREPAYMENT PROVISIONS        MORTGAGE POOL   GROUP 1    GROUP 2    POOL BALANCE    BALANCE     BALANCE
-----------------------------------   -------------   --------   --------   ------------   ---------   ---------

Dec%, O............................          4            4          0           0.4%          0.6%       0.0%
GRTR% or YM, O.....................          1            1          0           0.1           0.2        0.0
L, YMx%, Dec%, O...................          1            1          0           0.1           0.2        0.0
L, Dec%, O.........................          3            3          0           0.3           0.3        0.0
L, Def or YMx%, Def or YMx%, O.....          1            1          0           0.0           0.1        0.0
L, Def or YMx%, O..................         23           23          0           3.0           3.9        0.0
L, Def, Def or YMx%, O.............          5            5          0           1.5           1.9        0.0
L, Def, O..........................        182          167         15          62.1          74.5       18.8
L, GRTR% or YM, O..................          4            4          0           2.0           2.5        0.0
L, YMx%, Def or YMx%, O............          1            1          0           4.6           6.0        0.0
L, YMx%, O.........................         15           11          4           1.9           2.1        1.2
YMx%, Def or YMx%, O(1)............          4            4          0           5.5           7.1        0.0
YMx%, Def, O.......................          1            0          1          17.8           0.0       80.0
L, Def, YM, Def, O.................          1            1          0           0.6           0.8        0.0
                                           ---          ---         --         -----         -----      -----
         TOTAL.....................        246          226         20         100.0%        100.0%     100.0%
                                           ===          ===         ==         =====         =====      =====

_______________

(1)   One (1) mortgage loan (loan number 10), permits the borrower, in connection with a partial release of a pad site, to partially prepay the mortgage loan with a yield maintenance premium during the first two years following the creation of the securitization trust. Beginning two years after the creation of the securitization trust, the borrower may partially prepay with yield maintenance or partially defease, whichever is less expensive. Except as described above, the mortgage loan has an initial lockout period of two years from the creation of the securitization trust and thereafter only defeasance is permitted with respect to the other portion of the mortgaged real property.

                                      S-82

      For the purposes of the foregoing table, the designations under the heading "Prepayment Provisions" have the following meanings, as further described in the first paragraph of this "--Prepayments Provisions" section--

      o     "L" means a prepayment lock-out period;

      o     "Def" means a defeasance period;

      o     "YM" means a prepayment consideration period during which the mortgage loan is prepayable together with payment of a yield maintenance charge;

      o     "YM1%" means a prepayment consideration period during which the mortgage loan is prepayable together with payment of the greater of
            (i) a yield maintenance charge and (ii) at least 1% of the prepaid amount;

      o     "YM0.5%" means a prepayment consideration period during which the mortgage loan is prepayable together with payment of the greater of
            (i) a yield maintenance charge and (ii) at least 0.5% of the prepaid amount;

      o     "Def or YM1%" means a period during which the borrower either (i)
            has the option to defease the mortgage loan or (ii) may prepay the mortgage loan together with payment of the greater of (x) a yield maintenance charge and (y) at least 1% of the prepaid amount;

      o     "Dec%" means a prepayment consideration period during which the mortgage loan is prepayable together with payment of a percentage of the prepaid amount that declines over time;

      o     "PP" means a prepayment consideration period during which the mortgage loan is prepayable together with a payment of a fixed percentage of the prepaid amount; and

      o     "O" means a period during which the mortgage loan is prepayable without a yield maintenance charge or prepayment consideration.

      Set forth below is information regarding the remaining terms of the prepayment lock-out and prepayment lock-out/ defeasance periods, as applicable, for the 229 mortgage loans for which a prepayment lock-out period is currently in effect:

      o     the maximum remaining prepayment lock-out or prepayment
            lock-out/defeasance period as of the cut-off date is 155 months with respect to the entire mortgage pool, 155 months with respect to loan group 1 and 116 months with respect to loan group 2;

      o     the minimum remaining prepayment lock-out or prepayment
            lock-out/defeasance period as of the cut-off date is one month with respect to the entire mortgage pool, 20 months with respect to loan group 1 and one month with respect to loan group 2; and

      o     the weighted average remaining prepayment lock-out or prepayment lock-out/defeasance period as of the cut-off date is 92 months with respect to the entire mortgage pool, 94 months with respect to loan group 1 and 85 months with respect to loan group 2.

      The aggregate characteristics of the prepayment provisions of the mortgage loans will vary over time as:

      o     lock-out periods expire and mortgage loans enter periods during which prepayment consideration may be required in connection with principal prepayments and, thereafter, enter open prepayment periods; and

      o     mortgage loans are prepaid, repurchased, replaced or liquidated following a default or as a result of a delinquency.

                                      S-83

      Prepayment premiums and yield maintenance charges received on the mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the certificateholders in the amounts and in accordance with the priorities described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this prospectus supplement. However, limitations may exist under applicable state law on the enforceability of the provisions of the mortgage loans that require payment of prepayment premiums or yield maintenance charges.
In addition, in the event of a liquidation of a defaulted mortgage loan, prepayment consideration will be one of the last items to which the related liquidation proceeds will be applied. As a result, proceeds received in connection with the liquidation of any defaulted mortgage loan in the trust fund may be insufficient to pay any prepayment premium or yield maintenance charge due in connection with such involuntary prepayment. Neither we nor the underwriters make, and none of the mortgage loan sellers has made, any representation or warranty as to the collectability of any prepayment premium or yield maintenance charge with respect to any of the mortgage loans or with respect to the enforceability of any provision in a mortgage loan that requires the payment of a prepayment premium or yield maintenance charge. See "Risk
Factors--Yield Maintenance Charges or Defeasance Provisions May Not Fully
Protect Against Prepayment Risk" in this prospectus supplement, "Risk
Factors--Some Provisions in the Mortgage Loans Underlying Your Offered
Certificates May Be Challenged As Being Unenforceable--Prepayment Premiums, Fees
and Charges" and "Legal Aspects of Mortgage Loans--Penalty Interest and
Limitations on Prepayments" in the accompanying base prospectus.

      Other Prepayment Provisions; Mortgage Loans Which May Require Principal
Paydowns. Generally, the mortgage loans provide that condemnation proceeds and insurance proceeds may be applied to reduce the mortgage loan's principal balance, to the extent such funds will not be used to repair the improvements on the mortgaged real property or given to the related borrower, in many or all cases without prepayment consideration. In addition, some of the mortgage loans may also in certain cases permit, in connection with the lender's application of insurance or condemnation proceeds to a partial prepayment of the related mortgage loan, the related borrower to prepay the entire remaining principal balance of the mortgage loan, in many or all cases without prepayment consideration. In the case of certain mortgage loans, if the entire principal balance is not prepaid, the monthly principal and interest payment is reduced to reflect the smaller principal balance.

      Investors should not expect any prepayment consideration to be paid in connection with any mandatory partial prepayment described in the prior paragraph.

      Additionally, the exercise of a purchase option by a tenant or other person or entity with respect to all or a portion of a mortgaged real property may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited.

      Certain of the mortgage loans are secured by letters of credit or cash reserves that in each such case:

      o     will be released to the related borrower upon satisfaction by the related borrower of certain performance related conditions, which may include, in some cases, meeting debt service coverage ratio levels and/or satisfying leasing conditions; and

      o     if not so released, will (or, in some cases, at the discretion of the lender, may) prior to loan maturity (or earlier loan default or loan acceleration), be drawn on and/or applied to prepay the subject mortgage loan if such performance related conditions are not satisfied within specified time periods.

      With respect to 1 mortgage loan (loan number 8, representing approximately
1.8% of the initial mortgage pool balance and approximately 2.3% of the initial loan group 1 balance, if for each quarter prior to July 6, 2010, the related mortgaged real property has achieved a debt service coverage ratio of at least
1.25x (based on the loan principal balance net of the upfront earnout reserve of
$5,750,000 and any amounts already released to the related borrower ("Earnout
Principal Balance")), then an amount from the earnout reserve equal to the amount which, if

                                      S-84

calculated as part of the Earnout Principal Balance, would result in a debt service coverage ratio of at least 1.25x will be released to the borrower. Any remaining balance on July 6, 2010 will be applied to reduce the outstanding balance of the mortgage loan (without payment of any prepayment fee). Although the pooling and servicing agreement generally directs the master servicer to hold unused escrows as additional collateral for the related mortgage loan, the pooling and servicing agreement will not prohibit the master servicer from applying this escrow to pay down the principal balance of this mortgage loan.

      Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed in the next paragraph, these clauses either--

      o     permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property without the consent of the holder of the mortgage; or

      o     prohibit the borrower from transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

See, however, "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Delinquencies, Defaults and Losses on the Underlying Mortgage
Loans May Affect the Amount and Timing of Payments on Your Offered Certificates;
and the Rate and Timing of Those Delinquencies and Defaults, and the Severity of
Those Losses, are Highly Unpredictable," "--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged as Being
Unenforceable--Due-on-Sale and Debt Acceleration Clauses" and "Legal Aspects of
Mortgage Loans--Due on Sale and Due-on-Encumbrance Provisions" in the
accompanying base prospectus.

      Many of the mortgage loans permit one or more of the following types of transfers:

      o     transfers of the corresponding mortgaged real property if specified conditions are satisfied, which conditions normally include one or both of the following--

            1.    confirmation by each applicable rating agency that the
                  transfer will not result in a qualification, downgrade or
                  withdrawal of any of its then-current ratings of the
                  certificates; or

            2.    the reasonable acceptability of the transferee to the lender;

      o     a transfer of the corresponding mortgaged real property to a person that is affiliated with or otherwise related to the borrower or the sponsor;

      o     transfers by the borrower of the corresponding mortgaged real property to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related loan documents;

      o     transfers of ownership interests in the related borrower to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related loan documents;

      o     a transfer of non-controlling ownership interests in the related borrower;

                                      S-85

      o     a transfer of a controlling ownership interest in the related borrower subject to (i) receipt of written confirmation from the rating agencies that the proposed transfer would not result in a qualification, downgrade or withdrawal of any of the then current ratings of the offered certificates, (ii) lender consent or (iii)
            there being no change in the management of the mortgaged real property;

      o     involuntary transfers caused by the death of any owner, general partner or manager of the borrower;

      o     issuance by the related borrower of new partnership or membership interests, so long as there is no change in control of the related borrower;

      o     a transfer of ownership interests for estate planning purposes;

      o     changes in ownership between existing partners and members of the related borrower;

      o     a required or permitted restructuring of a tenant-in-common group of borrowers into a single purpose successor borrower;

      o     transfers among and/or to additional tenant-in-common borrowers;

      o     transfers of shares in a publicly held corporation or in connection with the initial public offering of a private company; or

      o     other transfers similar in nature to the foregoing.

      Defeasance Loans. One hundred eighty-nine (189) mortgage loans, representing approximately 82.0% of the initial mortgage pool balance (173 mortgage loans in loan group 1, representing approximately 77.1% of the initial loan group 1 balance and 16 mortgage loans in loan group 2, representing approximately 98.8% of the initial loan group 2 balance), permit the borrower to defease the related mortgage loan, in whole or in part, by delivering U.S.
government securities or other non-callable government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 and that satisfy applicable U.S. Treasury regulations regarding defeasance, as substitute collateral during a period in which voluntary prepayments are generally prohibited. See "--Prepayment Lock-out Periods" in this prospectus supplement for a description of those periods during which voluntary prepayments are prohibited.

      Each of these mortgage loans permits the related borrower, during the applicable specified periods and subject to the applicable specified conditions, to pledge to the holder of the mortgage loan the requisite amount of government securities and obtain a full or partial release of the mortgaged real property.
In general, the government securities that are to be delivered in connection with the defeasance of any mortgage loan, must provide for a series of payments that--

      o     will be made prior, but as closely as possible, to all successive due dates through and including the first date that prepayment is permitted without the payment of any prepayment premium or yield maintenance charge, the maturity date; and

      o     will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment scheduled to be due on that date, together with, in the case of the last due date, any remaining defeased principal balance, with any excess to be returned to the related borrower.

      If less than all of the real property securing any particular mortgage loan or group of cross-collateralized mortgage loans is to be released in connection with any defeasance, the requisite defeasance collateral will be

                                      S-86

calculated based on any one or more of: (i) the allocated loan amount for the property (or portion thereof) to be released and the portion of the monthly debt service payments attributable to the property (or portion thereof) to be released, (ii) an estimated or otherwise determined sales price of the property
(or portion thereof) to be released or (iii) the achievement or maintenance of a specified debt service coverage ratio with respect to the real property that is not being released. Thirty-one (31) mortgage loans, representing approximately
32.3% of the initial mortgage pool balance (26 mortgage loans in loan group 1, representing approximately 17.4% of the initial loan group 1 balance, and five
(5) mortgage loan in loan group 2, representing approximately 84.4% of the initial loan group 2 balance), permit the partial release of collateral in connection with partial defeasance.

      In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the defeasance collateral, together with an opinion of counsel confirming the first priority status of the security interest.

      None of the mortgage loans may be defeased prior to the second anniversary of the date of initial issuance of the certificates, except for the 500 Carson
Town Center mortgage loan, which may be defeased at any time.

      See "Risk Factors--Risks Related to the Offered Certificates--Yield
Maintenance Charges or Defeasance Provisions May Not Fully Protect Against
Prepayment Risk" in this prospectus supplement.

COLLATERAL SUBSTITUTION AND PARTIAL PROPERTY RELEASES OTHER THAN IN CONNECTION
WITH DEFEASANCE

      In addition to the release of a mortgaged real property in connection with full or partial defeasance, certain of the loan documents provide for (i) the substitution of an individual mortgaged real property for another property, and
(ii) the partial release of a portion of the mortgaged real property. Below is a discussion of the mortgage loans that permit property substitution and partial release other than in connection with defeasance.

      Property Substitutions. Certain of the mortgage loans entitle the related borrowers to substitute one or more of the related mortgaged real properties or a portion of the related mortgaged real property with one or more properties that did not initially constitute part of the security for the related mortgage loan. The following paragraphs describe examples of mortgage loans that permit property substitutions.

      In the case of one (1) mortgage loan (loan number 1), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Farallon Portfolio, representing approximately 17.8% of the initial mortgage pool balance and approximately 80.0% of the initial loan group 2 balance, the related borrowers may from time to time substitute individual mortgaged real properties with other real properties subject to the satisfaction of certain conditions, including:

      o     the market value of the substitute property is equal to or exceeds the greater of (i) the initial appraised value of the release property and (ii) the then-current market value of the release property (which may be based on the initial appraisal during the first two years and thereafter an appraisal dated no more than 90 days prior to the substitution);

      o     after giving effect to the substitution, the aggregate debt service coverage ratio equals or exceeds the greater of (i) 1.23x and (ii)
            the lesser of (A) the debt service coverage ratio immediately prior to the substitution and (B) 1.43x; and

      o     the borrower may only substitute replacement properties for any related mortgaged real property (or properties) the aggregate initial loan amount(s) allocated to each individual mortgaged real property of which individually, or in the aggregate, do not exceed
            20% of the principal amount of the loan on the closing date.

                                      S-87

      Property Releases. The following paragraphs describe examples of mortgage loans as to which the related borrower may obtain a release of one or more portions of the related mortgaged real property other than by partially defeasing the subject mortgage loans with U.S. Treasury obligations or other non-callable government securities.

      In the case of one (1) mortgage loan (loan number 2), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as the DLJ West Coast Hotel Portfolio, representing approximately 4.6% of the initial mortgage pool balance and approximately 6.0% of the initial loan group 1 balance, the related borrower may from time to time obtain the release of one or more of the mortgaged real properties, subject to the satisfaction of certain conditions, including:

      o     the payment of a principal amount equal to 125% of the allocated loan amount for such individual mortgaged real property to be released plus the yield maintenance premium;

      o     the mortgaged real property may not be released prior to the second anniversary of the first monthly payment date under the mortgage loan;

      o     after giving effect to such release, the aggregate debt service coverage ratio for the remaining mortgaged real properties is equal to the greater of (a) the debt service coverage ratio for the 12 full calendar months immediately preceding the origination date of the mortgage loan, and (b) the debt service coverage ratio for all of the remaining mortgaged real properties for the 12 full calendar months immediately preceding the release of the individual mortgaged real property; provided that, the related borrower will have the right to prepay a portion of the mortgage loan in an amount sufficient to satisfy such debt service coverage ratio requirement
            (in which event, the release amount with respect to the remaining mortgaged real properties will be reduced proportionately by the amount of any such excess prepayment); and

      o     after giving effect to such release, the loan-to-value ratio for the remaining mortgaged real properties based upon current appraisals of the properties does not exceed the loan-to-value ratio of the mortgaged real properties (including the individual mortgaged real property to be released) as of the origination date of the mortgage loan. See the portion of Annex C captioned "DLJ West Coast Hotel
            Portfolio".

      In the case of one (1) mortgage loan (loan number 10), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Northwood Centre, representing approximately 1.6% of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance during the first two years following the creation of the securitization trust, the related loan documents permit the related borrower to obtain the release of a pad site, subject to the satisfaction of certain conditions in the related mortgage loan documents and payment of a release price equal to $2,400,000 plus yield maintenance or the deposit of the release price into a lender controlled reserve account. Beginning two years after the creation of the securitization trust, a release of the pad site requires either (i) partial defeasance or partial prepayment with yield maintenance, whichever is less expensive or (ii) at the borrower's option, the deposit of the release price into a lender controlled reserve account. See the portion of Annex C captioned "Northwood Centre."

      In the case of one (1) mortgage loan (loan number 36), which represents approximately 0.6% of the initial mortgage pool balance and approximately 0.7%
of the initial loan group 1 balance, the related borrowers may from time to time release a portion of the mortgaged real properties subject to the satisfaction of certain conditions, including:

      o     the loan-to-value ratio for the remaining mortgaged real property is no greater than 65%;

                                      S-88

      o     the debt service coverage ratio for the remaining mortgaged real property is no less than the greater of (a) the debt service coverage ratio for all of the parcels of the mortgaged real property as of the closing date of the mortgage loan and (b) the debt service coverage ratio for all of the parcels of the mortgaged real property immediately prior to the release; and

      o     the remaining mortgaged real property continues to satisfy zoning, subdivision or other applicable laws.

      In the case of one (1) mortgage loan (loan number 58), which represents approximately 0.4% of the initial mortgage pool balance and approximately 0.5%
of the initial loan group 1 balance, the related loan documents permit the borrower to obtain the release of any of three properties from the lien of the mortgage upon the satisfaction of certain conditions specified in the loan documents, including, without limitation (i) the transfer of the release parcel to a bona-fide unaffiliated third party; (ii) no event of default has occurred and is continuing; (iii) payment of the allocated release amount and yield maintenance premium and (iv) at the time of such partial release, the debt service coverage ratio is not less than the greater of (a) the debt service coverage ratio immediately preceding such partial release and (b) 1.20x.

      In the case of one (1) mortgage loan (loan number 65), which represents approximately 0.3% of the initial mortgage pool balance and approximately 0.4%
of the initial loan group 1 balance, the related loan documents permit the borrower to obtain the release of any of the individual properties from the lien of the mortgage upon the satisfaction of certain conditions specified in the loan documents, including without limitation (i) no event of default has occurred and is continuing; (ii) prepayment of the mortgage loan in an allocated release amount equal to the greater of (a) 100% of the net sale proceeds of the sale of the release parcel or (b) 120% of the allocated loan amount for the release parcel as well as payment of yield maintenance and (iii) after giving effect to such partial release, the debt service coverage ratio is not less than the greater of (a) the debt service coverage ratio immediately preceding such partial release and (b) the debt service coverage ratio at origination.

      In the case of one (1) mortgage loan (loan number 138), which represents approximately 0.1% of the initial mortgage pool balance and approximately 0.2%
of the initial loan group 1 balance, the related borrowers may from time to time release a portion of the related mortgaged real properties subject to the satisfaction of certain conditions, including:

      o     the loan-to-value ratio for the remaining mortgaged real property is no greater than 69%;

      o     the debt service coverage ratio for the remaining mortgaged real property is no less than the greater of (a) the debt service coverage ratio for all of the parcels of the mortgaged real property as of the closing date of the mortgage loan and (b) the debt service coverage ratio for all of the parcels of the mortgaged real property immediately prior to the release; and

      o     the release will not impair or adversely affect the liens, security interests or other interests of mortgagee.

      In addition to the release provisions described above, some of the mortgage loans that we intend to include in the assets of the issuing entity may permit the release of one or more undeveloped or non-income producing parcels or outparcels that, in each such case do not represent a significant portion of the appraised value of the related mortgaged real property or were not taken into account in underwriting the subject mortgage loan (but may not have been excluded from the appraised value of the related mortgaged real property).
Certain such releases may be permitted after the related borrower has constructed structures on a vacant portion of the related mortgaged real property, provided such improvement is not yet income producing.

                                      S-89

MORTGAGE POOL CHARACTERISTICS

      General. A detailed presentation of various characteristics of the mortgage loans, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Annexes A-1, A-2, A-3, A-4,
B and C to this prospectus supplement. Some of the terms that appear in those exhibits, as well as elsewhere in this prospectus supplement, are defined or otherwise discussed in the glossary to this prospectus supplement. The statistics in the tables and schedules on Annexes A-1, A-2, A-3, A-4, B and C to this prospectus supplement were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or the underwriters.

SIGNIFICANT MORTGAGE LOANS

      The following table shows certain characteristics of the ten largest mortgage loans and/or groups of cross-collateralized mortgage loans in the trust, by cut-off date principal balance.

                                                   NUMBER OF                                      % OF INITIAL   % OF INITIAL
                                                MORTGAGE LOANS/    CUT-OFF DATE    % OF INITIAL   LOAN GROUP 1   LOAN GROUP 2
                                    MORTGAGE     MORTGAGED REAL     PRINCIPAL        MORTGAGE       MORTGAGE       MORTGAGE
            LOAN NAME             LOAN SELLER      PROPERTIES        BALANCE       POOL BALANCE   POOL BALANCE   POOL BALANCE
-------------------------------   -----------   ---------------   --------------   ------------   ------------   ------------

Farallon Portfolio                    MLML           1/274        $  500,000,000      17.8%           0.0%          80.0%

DLJ West Coast Hotel Portfolio        EHY             1/6            130,100,000       4.6            6.0            0.0
300 Capitol Mall                      EHY             1/1            104,330,000       3.7            4.8            0.0
Janss Marketplace                     CRF             1/1             60,000,000       2.1            2.7            0.0
Promenade Gateway                     CRF             1/1             55,100,000       2.0            2.5            0.0
St. Louis Flex Office Portfolio       CRF             1/6             52,450,000       1.9            2.4            0.0
Cayre Portfolio                     Natixis           1/4             50,968,450       1.8            2.3            0.0
Hilton Embassy Row                    EHY             1/1             50,000,000       1.8            2.3            0.0
9777 Wilshire Boulevard               CRF             1/1             47,000,000       1.7            2.1            0.0
Northwood Centre                      CRF             1/1             46,175,000       1.6            2.1            0.0
                                                ---------------   --------------   ------------   ------------   ------------
TOTAL/WTD. AVG.                                      10/296       $1,096,123,450      39.0%          27.3%          80.0%

                                                                    CUT-OFF
                                                                      DATE
                                                                    PRINCIPAL
                                                                    BALANCE             CUT-OFF
                                                     PROPERTY         PER                 DATE
                                    PROPERTY           SIZE         SF/UNIT/              LTV
            LOAN NAME                 TYPE       SF/UNITS/ROOMS(1)  ROOMS(1)   DSCR(2)  RATIO(2)
-------------------------------   ------------   ----------------   --------   ------   --------

Farallon Portfolio                Manufactured         57,165       $ 27,561    1.50x     79.7%
                                    Housing
DLJ West Coast Hotel Portfolio    Hospitality          1,159         112,252    1.22x     73.6
300 Capitol Mall                     Office           383,238            272    1.27x     79.0
Janss Marketplace                    Retail           455,346            132    1.19x     66.7
Promenade Gateway                  Mixed Use          123,087            448    1.10x     69.3
St. Louis Flex Office Portfolio    Industrial         864,540             61    1.18x     75.3
Cayre Portfolio                     Various           259,094            197    1.16x     55.6
Hilton Embassy Row                Hospitality           197          253,807    1.35x     65.6
9777 Wilshire Boulevard              Office           131,192            358    1.13x     70.7
Northwood Centre                   Mixed Use          491,086             94    1.49x     81.7
                                                                               ------   --------
TOTAL/WTD. AVG.                                                                 1.35X     75.4%

_________________

(1)   Property size is indicated in square feet, except with respect to manufactured housing properties (in which case it is indicated in pads)
      and hospitality properties (in which case it is indicated in rooms).

(2)   In the case of the Farallon Portfolio Trust Mortgage Loan, the cut-off
      date principal balance per square foot, the debt service coverage ratio and the cut-off date loan-to-value ratio, were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the subject trust mortgage loan and the related Non-Trust Loan(s) and, in the case of the cut-off date principal balance per square foot and the cut-off date loan-to-value ratio, the aggregate cut-off date principal balance of the subject trust mortgage loan and the related Non-Trust Loan(s).

      See Annex C to this prospectus supplement for descriptions of the ten largest mortgage loans and/or groups of cross-collateralized mortgage loans.

THE LOAN COMBINATIONS

      General. The mortgage pool will include three (3) mortgage loans that are each part of a separate Loan Combination. Each of those Loan Combinations consists of the particular mortgage loan that we intend to include in the trust and one or more other loans that we will not include in the trust. Each loan comprising a particular Loan Combination is evidenced by one or more separate promissory notes. The aggregate debt represented by the entire Loan Combination, however, is secured by the same mortgage(s) or deed(s) of trust on the related

                                      S-90

mortgaged real property or properties. The loans that are part of a particular
Loan Combination are obligations of the same borrower and are cross-defaulted.
The allocation of payments to the respective mortgage loans comprising a Loan
Combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is effected either through one or more co-lender agreements or other intercreditor arrangements to which the respective holders of the subject promissory notes are parties or by virtue of relevant provisions contained in the related loan documents. Such co-lender agreements or other intercreditor arrangements will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective loans comprising a Loan Combination.

      The table below identifies each mortgage loan that is part of a Loan
Combination.

-------------------------------------------------------------------------------------------------------------------
                                                                               RELATED
                       MORTGAGE LOANS THAT ARE                               PARI PASSU      RELATED SUBORDINATE
                      PART OF A LOAN COMBINATION                           NON-TRUST LOAN      NON-TRUST LOANS
-------------------------------------------------------------------------------------------------------------------
   MORTGAGED REAL PROPERTY NAME                           % OF INITIAL
(AS IDENTIFIED ON ANNEX A-1 TO THIS     CUT-OFF DATE        MORTGAGE       CUT-OFF DATE         CUT-OFF DATE
      PROSPECTUS SUPPLEMENT)          PRINCIPAL BALANCE   POOL BALANCE   PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------

Farallon Portfolio(1)                   $500,000,000         17.8%                  $1,075,500,000(2)
-------------------------------------------------------------------------------------------------------------------
6219 El Camino Real                      $7,850,000           0.3%              NAP               $500,000
-------------------------------------------------------------------------------------------------------------------
Wilson Farms Plaza                       $2,021,709           0.1%              NAP               $150,000
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                               U/W DSCR (NCF)
      MORTGAGE LOANS THAT ARE          AND CUT-OFF DATE LOAN-TO-VALUE
    PART OF A LOAN COMBINATION        RATIO OF ENTIRE LOAN COMBINATION
----------------------------------------------------------------------
   MORTGAGED REAL PROPERTY NAME                      CUT-OFF DATE
(AS IDENTIFIED ON ANNEX A-1 TO THIS   U/W NCF       LOAN-TO-VALUE
      PROSPECTUS SUPPLEMENT)           DSCR             RATIO
----------------------------------------------------------------------

Farallon Portfolio(1)                  1.50x            79.7%
----------------------------------------------------------------------
6219 El Camino Real                    1.08x            77.3%
----------------------------------------------------------------------
Wilson Farms Plaza                     1.06x            77.6%
----------------------------------------------------------------------

_______________

(1)   The Farallon Portfolio trust mortgage loan consists of 20 promissory notes, of which 10 are A-notes in the aggregate original principal amount of $232,450,000 and 10 of which are B-notes in the aggregate original principal amount of $267,550,000. The debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the related trust mortgage loans and the related non-trust mortgage loans
      (including the related subordinate B-note non-trust loans) and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the related trust mortgage loans and the related non-trust mortgage loans (including the related subordinate B-note non-trust loans).
      The U/W NCF DSCR calculations include cash flow from the rental housing portfolio owned by affiliates of the related borrowers. A pledge of the equity in such affiliates was obtained as additional collateral for the loan and will be released when a certain debt service coverage ratio is satisfied. The U/W NCF DSCR excluding cash flow from the Farallon
      Portfolio rental housing portfolio is 1.27x. See Annex C--Description of the Ten Largest Mortgage Loans--The Farallon Portfolio.

(2)   Comprised of 25 A-notes and B-notes.

      The Farallon Portfolio Loan Combination.

      General. The Farallon Portfolio Trust Mortgage Loan, which has a cut-off date principal balance of $500,000,000 representing approximately 17.8% of the initial mortgage pool balance and approximately 80.0% of the initial loan group
2 balance, is part of the Loan Combination that we refer to as the Farallon
Portfolio Loan Combination, which consists of (i) the Farallon Portfolio Trust
Mortgage Loan (which is comprised of the Farallon Portfolio A-Note Trust
Mortgage Loans and the Farallon Portfolio B-Note Trust Mortgage Loans) and (ii)
the Farallon Portfolio Non-Trust Mortgage Loan, which has an aggregate original principal balance of $1,075,500,000 and is evidenced by other notes, all as detailed on Table A below. The other notes will not be included in the issuing entity. The Farallon Portfolio Non-Trust Mortgage Loan is secured by the same mortgage instrument encumbering the subject mortgaged real property and will be serviced under the ML-CFC Series 2007-8 Pooling and Servicing Agreement. The
Farallon Portfolio A-Note Trust Mortgage Loans and the Farallon Portfolio A-Note
Non-Trust Mortgage Loans are collectively referred to herein as the "Farallon
Portfolio Senior Loans." The Farallon Portfolio B-Note Trust Mortgage Loans and
the Farallon Portfolio B-Note Non-Trust Mortgage Loans are collectively referred to herein as the "Farallon Portfolio Junior Loans." The relative rights of the holders of the notes comprising the Farallon Portfolio Loan Combination are governed by the Farallon Portfolio Intercreditor Agreement.

                                      S-91

      Priority of Payments. Pursuant to the Farallon Portfolio Intercreditor
Agreement, if no monetary event of default or non-monetary event of default which caused a Servicing Transfer Event to occur with respect to the Farallon
Portfolio Trust Mortgage Loan has occurred and is continuing, all amounts that any Farallon Portfolio Borrower tenders or that are otherwise available to pay the Farallon Portfolio Loan Combination, whether received in the form of a monthly payment, a balloon payment, liquidation proceeds, proceeds under any insurance policy or awards or settlements in respect of condemnation proceedings or similar exercise of the power of eminent domain (other than (x) proceeds, awards or settlements to be applied to the restoration or repair of the Farallon
Portfolio Mortgaged Real Property or released to any Farallon Portfolio Borrower in accordance with the servicing standard under the ML-CFC Series 2007-8 Pooling and Servicing Agreement or the Farallon Portfolio loan documents, and (y) all amounts for required reserves or escrows required by the Farallon Portfolio loan documents to be held as reserves or escrows) shall be distributed generally in the following manner, to the extent of available funds:

      o     first, to the servicers and trustee under the ML-CFC Series 2007-8
            Pooling and Servicing Agreement, as applicable, all amounts then due and payable to such parties pursuant to and in accordance with the
            ML-CFC Series 2007-8 pooling and servicing agreement with respect to the Farallon Portfolio Loan Combination;

      o     second, to each holder of a Farallon Portfolio Senior Loan on a pari passu and pro rata basis (in proportion to the respective amounts of interest (excluding default interest) then due and payable on each related note during the related interest accrual period for such note) in an amount equal to the accrued and unpaid interest
            (excluding default interest) during the related interest accrual period for the related note on the applicable Farallon Portfolio
            Senior Loan outstanding principal balances at (x) with respect to the Farallon Portfolio Trust Mortgage Loan, the applicable interest rate for such loan minus the applicable master servicing fee rate and the applicable trust administration fee rate, and (y) with respect to each Farallon Portfolio A-Note Non-Trust Mortgage Loan, the applicable interest rate for the related note minus the applicable master servicing fee rate;

      o     third, to each holder of a Farallon Portfolio Senior Loan, an amount equal to the applicable amount of note-specific principal payments paid by the Farallon Portfolio Borrower or other obligated entity with respect to each related note (such amount with respect to each such note, a "Note A Principal Entitlement," and such amounts with respect to such notes, collectively, the "Aggregate Note A Principal
            Entitlement"), to be applied in reduction of the principal balance of each such note, provided that if the amount distributable pursuant to this clause is less than the Aggregate Note A Principal
            Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis (calculated based on each such note's respective Note A Principal Entitlement relative to the Aggregate Note A Principal Entitlement);

      o     fourth, to each holder of a Farallon Portfolio Senior Loan, on a pari passu and pro rata basis, an amount equal to its pro rata portion of all non-note-specific principal payments received on the
            Farallon Portfolio Loan Combination (calculated based on the respective principal balances of such notes relative to the outstanding principal balance of the Farallon Portfolio Loan
            Combination), to be applied in reduction of the principal balance of each such note;

      o     fifth, to each holder of a Farallon Portfolio Junior Loan, on a pari passu and pro rata basis (in proportion to the respective amounts of interest (excluding default interest) then due and payable on each related note during the related interest accrual period for such note) in an amount equal to the accrued and unpaid interest
            (excluding default interest) during the related interest accrual period for the related note on the applicable Farallon Portfolio
            Junior Loan outstanding principal balance at (x) with respect to the
            Farallon Portfolio B-Note Trust Mortgage Loan, the applicable interest rate for such loan minus the applicable master servicing fee rate and the applicable trust

                                      S-92

            administration fee rate; and (y) with respect to each Farallon
            Portfolio B-Note Non-Trust Mortgage Loan, the applicable interest rate for the related note minus the applicable master servicing fee rate;

      o     sixth, to each holder of a Farallon Portfolio Junior Loan, an amount equal to the applicable amount of note-specific principal payments paid by the Farallon Portfolio Borrower or other obligated entity with respect to each related note (such amount with respect to each such note, a "Note B Principal Entitlement," and such amounts with respect to such notes, collectively, the "Aggregate Note B Principal
            Entitlement"), to be applied in reduction of the principal balance of each such note, provided that if the amount distributable pursuant to this clause is less than the Aggregate Note B Principal
            Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis (calculated based on each such note's respective Note B Principal Entitlement relative to the Aggregate Note B Principal Entitlement);

      o     seventh, to each holder of a Farallon Portfolio Junior Loan, on a pari passu and pro rata basis, an amount equal to its pro rata portion of all non-note-specific principal payments received on the
            Farallon Portfolio Loan Combination (calculated based on the respective principal balances of such notes relative to the outstanding principal balance of the Farallon Portfolio Loan
            Combination), to be applied in reduction the principal balance of each such note;

      o     eighth, to each holder of the Farallon Portfolio Senior Loan, an amount equal to the applicable amount of prepayment premium actually paid by the Farallon Portfolio Borrower or other obligated entity with respect to each such note (such amount with respect to each related note, a "Note A Prepayment Premium Entitlement," and such amounts with respect to such notes, collectively, the "Aggregate
            Note A Prepayment Premium Entitlement"), provided that if the amount distributable pursuant to this clause is less than the Aggregate
            Note A Prepayment Premium Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis
            (calculated based on each such note's respective Note A Prepayment
            Premium Entitlement relative to the Aggregate Note A Prepayment
            Premium Entitlement), and provided further that such applicable amount of prepayment premium shall be determined (i) if such prepayment premium is in the nature of a fixed percentage of the amount prepaid, by multiplying such percentage by the portion of the principal balance of the applicable note being prepaid and (ii) if the prepayment premium is a "yield maintenance" or "spread maintenance" premium, by separately computing the prepayment premium for such note based on the formula provided in the Farallon
            Portfolio loan documents but calculated based on the applicable interest rate for each such Farallon Portfolio Senior Loan and the portion of the principal balance of the applicable note being prepaid;

      o     ninth, to each holder of a Farallon Portfolio Junior Loan, an amount equal to the applicable amount of prepayment premium actually paid by the Farallon Portfolio Borrower or other obligated entity with respect to each related note (such amount with respect to each such note, a "Note B Prepayment Premium Entitlement," and such amounts with respect to such notes, collectively, the "Aggregate Note B
            Prepayment Premium Entitlement"), provided that if the amount distributable pursuant to this clause is less than the Aggregate
            Note B Prepayment Premium Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis
            (calculated based on each such note's respective Note B Prepayment
            Premium Entitlement relative to the Aggregate Note B Prepayment
            Premium Entitlement), and provided further that such applicable amount of prepayment premium shall be determined (i) if such prepayment premium is in the nature of a fixed percentage of the amount prepaid, by multiplying such percentage by the portion of the principal balance of the applicable note being prepaid and (ii) if the prepayment premium is a "yield maintenance" or "spread maintenance" premium, by separately computing the prepayment premium for such note based on the formula

                                      S-93

            provided in the Farallon Portfolio loan documents but calculated based on the applicable interest rate for each Farallon Portfolio
            Junior Loan and the portion of the principal balance of the applicable note being prepaid;

      o     tenth, to each holder of a Farallon Portfolio Senior Loan and each holder of a Farallon Portfolio Junior Loan, in an amount equal to any and all other fees (including, without limitation, any late charges) payable by any Farallon Portfolio Borrower pursuant to the terms of the Farallon Portfolio loan documents, in accordance with their respective outstanding principal balances relative to the outstanding principal balance of the Farallon Portfolio Loan
            Combination, to the extent actually paid and not payable pursuant to the ML-CFC Series 2007-8 Pooling and Servicing Agreement (x) to
            cover interest on advances, (y) to offset certain unanticipated expenses relating in any way to the Farallon Portfolio Loan
            Combination or (z) to any servicer or trustee under the ML-CFC
            Series 2007-8 Pooling and Servicing Agreement;

      o     eleventh, to each holder of a Farallon Portfolio Senior Loan and each holder of a Farallon Portfolio Junior Loan, in an amount equal to any default interest in excess of the interest paid in accordance with clauses second or fifth above, in accordance with their respective outstanding principal balances relative to the
            outstanding principal balance of the Farallon Portfolio Loan
            Combination, to the extent actually paid and not payable pursuant to the ML-CFC Series 2007-8 Pooling and Servicing Agreement (x) to
            cover interest on advances, (y) to offset certain unanticipated expenses relating in any way to the Farallon Portfolio Loan
            Combination or (z) to any servicer or trustee under the ML-CFC
            Series 2007-8 Pooling and Servicing Agreement; and

      o     twelfth, if any excess amount is paid by any Farallon Portfolio
            Borrower or otherwise and is not required to be returned to any
            Farallon Portfolio Borrower or to a party other than a note holder under the Farallon Portfolio loan documents, and not otherwise applied in accordance with the foregoing clauses, such amount shall be paid to each holder of a Farallon Portfolio Senior Loan and each holder of a Farallon Portfolio Junior Loan pro rata in accordance with their original principal balances (but calculated as if each note that was paid in full in connection with a prior application on a prior distribution date, had an original principal balance equal to zero).

      Pursuant to the Farallon Portfolio Intercreditor Agreement, if a monetary event of default or non-monetary event of default which caused a Servicing
Transfer Event to occur with respect to the Farallon Portfolio Trust Mortgage
Loan has occurred and is continuing, all amounts that any Farallon Portfolio
Borrower tenders or that are otherwise available to pay the Farallon Portfolio
Loan Combination, whether received in the form of a monthly payment, a balloon payment, liquidation proceeds, proceeds under any insurance policy or awards or settlements in respect of condemnation proceedings or similar exercise of the power of eminent domain (other than (x) proceeds, awards or settlements to be applied to the restoration or repair of the Farallon Portfolio Mortgaged Real
Property or released to any Farallon Portfolio Borrower in accordance with the servicing standard under the ML-CFC Series 2007-8 Pooling and Servicing
Agreement or the Farallon Portfolio loan documents and (y) all amounts for required reserves or escrows required by the Farallon Portfolio loan documents to be held as reserves or escrows) shall be distributed generally in the following manner, to the extent of available funds:

      o     first, to the servicers and the trustee under the ML-CFC Series
            2007-8 Pooling and Servicing Agreement, as applicable, all amounts then due and payable to such parties pursuant to and in accordance with the ML-CFC Series 2007-8 Pooling and Servicing Agreement with respect to the Farallon Portfolio Loan Combination;

      o     second, to each holder of a Farallon Portfolio Senior Loan on a pari passu and pro rata basis (in proportion to the respective amounts of interest (excluding default interest) then due and payable on each related note during the related interest accrual

                                      S-94

            period for such note) in an amount equal to the accrued and unpaid interest (excluding default interest) during the related interest accrual period for the related note on the applicable Farallon
            Portfolio Senior Loan outstanding principal balances at (x) with respect to the Farallon Portfolio Trust Mortgage Loan, the applicable interest rate for such loan minus the applicable master servicing fee rate and applicable trust administration fee rate, and
            (y) with respect to each Farallon Portfolio A-Note Non-Trust
            Mortgage Loan, the applicable interest rate for the related note minus the applicable master servicing fee rate;

      o     third, to each holder of the Farallon Portfolio Senior Loan, on a pari passu and pro rata basis, an amount equal to all principal payments received on the Farallon Portfolio Loan Combination
            (calculated based on their outstanding principal balances relative to the outstanding aggregate principal balance of the Farallon
            Portfolio Senior Loan), until the principal balance of each such
            Farallon Portfolio Senior Loan has been reduced to zero;

      o     fourth, to each holder of a Farallon Portfolio Junior Loan, on a pari passu and pro rata basis (in proportion to the respective amounts of interest (excluding default interest) then due and payable on each related note during the related interest accrual period for such note) in an amount equal to the accrued and unpaid interest (excluding default interest) during the related interest accrual period for the related note on the applicable Farallon
            Portfolio Junior Loan outstanding principal balance at (y) with respect to the Farallon Portfolio B-Note Trust Mortgage Loan, the
            applicable interest rate for such loan minus the applicable master servicing fee rate and the applicable trust administration fee rate;
            and (z) with respect to each Farallon Portfolio B-Note Non-Trust
            Mortgage Loan, the applicable interest rate for the related note minus the applicable master servicing fee rate;

      o     fifth, to each holder of a Farallon Portfolio Junior Loan, in an aggregate amount equal to the aggregate outstanding principal balance of the Farallon Portfolio Junior Loan, on a pari passu and pro rata basis (calculated based on their respective outstanding principal balances relative to the aggregate outstanding principal balance of the Farallon Portfolio Junior Loan), to be applied in reduction of the outstanding principal balance of the Farallon
            Portfolio Junior Loan, until such amount has been reduced to zero;

      o     sixth, to each holder of the Farallon Portfolio Senior Loan, an amount equal to its applicable Note A Prepayment Premium
            Entitlement, provided that if the amount distributable pursuant to this clause is less than the Aggregate Note A Prepayment Premium
            Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis (calculated based on each such note's respective Note A Prepayment Premium Entitlement relative to the Aggregate Note A Prepayment Premium Entitlement),
            and provided further that such applicable amount of prepayment premium shall be determined (i) if such prepayment premium is in the nature of a fixed percentage of the amount prepaid, by multiplying such percentage by the portion of the principal balance of the applicable note being prepaid and (ii) if the prepayment premium is a "yield maintenance" or "spread maintenance" premium, by separately computing the prepayment premium for such note based on the formula provided in the Farallon Portfolio loan documents but calculated based on the applicable interest rate for each Farallon Portfolio
            Senior Loan and the portion of the principal balance of the applicable note being prepaid;

      o     seventh, to each holder of a Farallon Portfolio Junior Loan, an amount equal to its applicable Note B Prepayment Premium
            Entitlement, provided that if the amount distributable pursuant to this clause is less than the Aggregate Note B Prepayment Premium
            Entitlement, then any such shortfall shall be borne by each such note holder on a pari passu and pro rata basis (calculated based on each such note's respective Note B Prepayment Premium Entitlement relative to the Aggregate Note B Prepayment Premium Entitlement),
            and provided further that such applicable amount of prepayment premium shall be determined (i) if such prepayment premium is in the

                                      S-95

            nature of a fixed percentage of the amount prepaid, by multiplying such percentage by the portion of the principal balance of the applicable note being prepaid and (ii) if the prepayment premium is a "yield maintenance" or "spread maintenance" premium, by separately computing the prepayment premium for such note based on the formula provided in the Farallon Portfolio loan documents but calculated based on the applicable interest rate for each Farallon Portfolio
            Junior Loan and the portion of the principal balance of the applicable note being prepaid;

      o     eighth, to each holder of the Farallon Portfolio Senior Loan on a pari passu and pro rata basis, in an amount equal to any and all other fees (including, without limitation, any late charges) payable by any Farallon Portfolio Borrower pursuant to the terms of the
            Farallon Portfolio loan documents, in accordance with their respective percentage interests (based on their outstanding principal balances relative to the outstanding principal balance of the Farallon Portfolio Loan Combination), to the extent actually paid and not payable pursuant to the ML-CFC Series 2007-8 Pooling and Servicing Agreement (x) to cover interest on advances, (y) to offset certain unanticipated expenses relating in any way to the
            Farallon Portfolio Loan Combination or (z) to any servicer or trustee under the ML-CFC Series 2007-8 Pooling and Servicing
            Agreement;

      o     ninth, to each holder of the Farallon Portfolio Senior Loan on a pari passu and pro rata basis, in an amount equal to any default interest in excess of the interest paid in accordance with clauses second and fourth above, in accordance with their respective percentage interests (based on their outstanding principal balances relative to the outstanding principal balance of the Farallon
            Portfolio Loan Combination), to the extent actually paid and not payable pursuant to the ML-CFC Series 2007-8 Pooling and Servicing
            Agreement (x) to cover interest on advances, (y) to offset certain unanticipated expenses relating in any way to the Farallon Portfolio
            Loan Combination or (z) to any servicer or trustee under the ML-CFC
            Series 2007-8 Pooling and Servicing Agreement;

      o     tenth, to each holder of a Farallon Portfolio Junior Loan, in an amount equal to all other fees (including, without limitation, any late charges) payable by any Farallon Portfolio Borrower pursuant to the terms of the Farallon Portfolio loan documents, in accordance with their respective percentage interests (based on their outstanding principal balances relative to the outstanding principal balance of the Farallon Portfolio Loan Combination), to the extent actually paid and not payable pursuant to the ML-CFC Series 2007-8
            Pooling and Servicing Agreement (x) to cover interest on advances,
            (y) to offset certain unanticipated expenses relating in any way to the Farallon Portfolio Loan Combination or (z) to any servicer or trustee under the ML-CFC Series 2007-8 Pooling and Servicing
            Agreement;

      o     eleventh, to each holder of a Farallon Portfolio Junior Loan, in an amount equal to any default interest in excess of the interest paid in accordance with clauses second, fourth, and ninth above, in accordance with their respective percentage interests (based on their outstanding principal balances relative to the outstanding principal balance of the Farallon Portfolio Loan Combination), to the extent actually paid and not payable pursuant to the ML-CFC
            Series 2007-8 Pooling and Servicing Agreement (x) to cover interest on advances, (y) to offset certain unanticipated expenses relating in any way to the Farallon Portfolio Loan Combination or (z) to any
            servicer or trustee under the ML-CFC Series 2007-8 Pooling and
            Servicing Agreement;

      o     twelfth, if the proceeds of any foreclosure sale or any liquidation of the Farallon Portfolio Loan Combination or Farallon Portfolio
            Mortgaged Real Property exceed the amounts required to be applied in accordance with the foregoing clauses and, as a result of a workout the principal balance of any Farallon Portfolio Junior Loan has been reduced, such excess amount shall be paid to each holder of a
            Farallon Portfolio Junior Loan, on a pari passu and pro rata basis, in an aggregate amount up to the reduction, if any, of the principal balance of the Farallon Portfolio Junior Loan as a result of such workout; and

                                      S-96

      o     thirteenth, if any excess amount is paid by any Farallon Portfolio
            Borrower or otherwise and is not required to be returned to any
            Farallon Portfolio Borrower or to a party other than a note holder under the Farallon Portfolio loan documents, and not otherwise applied in accordance with the foregoing clauses, such amount shall be paid to each holder of a Farallon Portfolio Senior Loan and each holder of a Farallon Portfolio Junior Loan pro rata in accordance with their original principal balances (but calculated as if each note that was paid in full in connection with a prior application on a prior distribution date, had an original principal balance equal to zero).

      Control Rights. The ML-CFC Series 2007-8 Master Servicer or the ML-CFC
Series 2007-8 Special Servicer, as applicable, shall be required, prior to taking or not taking any action that is a Major Decision (as defined below), to notify in writing the Farallon Portfolio Controlling Party (or its Operating
Advisor (as defined below)) of any proposal to take (or not take) any such actions and to receive the written approval of the Farallon Portfolio
Controlling Party (or its Operating Advisor); provided that (1) if the Farallon
Portfolio Controlling Party (or its Operating Advisor) fails to notify the applicable servicer of its approval or disapproval of any such proposed action within ten (10) business days (or, if the Farallon Portfolio loan agreement provides for a shorter period for lender to give consent, no later than one (1)
business day prior to such shorter period) of delivery to the Farallon Portfolio
Controlling Party (or its Operating Advisor) by the applicable servicer of written notice of such a proposed action, together with all information reasonably necessary to make an informed decision with respect thereto, such action by the applicable servicer shall be deemed to have been approved by the
Farallon Portfolio Controlling Party (or its Operating Advisor) and (2) with respect to any of the foregoing actions which necessitate the delivery of an asset status report, such action will be taken in accordance with the procedures described below and provided, further that any notice sent by the applicable servicer shall contain a statement in bold type to the effect that failure to respond within ten (10) business days shall constitute consent. Notwithstanding the foregoing, the applicable servicer may take any Major Decision or any action set forth in the asset status report before the expiration of the aforementioned ten (10) business day period if (A) the applicable servicer has reasonably determined that failure to take such action would violate applicable law, the terms of the Farallon Portfolio loan documents, the servicing standard under the
ML-CFC Series 2007-8 Pooling and Servicing Agreement and/or the ML-CFC Series
2007-8 Pooling and Servicing Agreement, and (B) it has delivered written notice to the Farallon Portfolio Controlling Party at least two (2) business days prior to taking such Major Decision or action (except in cases of emergency, when no prior notice need be sent, in which event the acting party shall so advise the
Farallon Portfolio Controlling Party (or its Operating Advisor) with reasonable diligence of the action taken).

      The ML-CFC Series 2007-8 Special Servicer shall promptly provide the
Farallon Portfolio Controlling Party (or its Operating Advisor) with copies of asset status reports in accordance with the time frames set forth in, and in accordance with, the ML-CFC Series 2007-8 Pooling and Servicing Agreement. With
respect to the Farallon Portfolio Loan Combination, if the asset status report recommends any Major Decision, then the special servicer shall provide to the
Farallon Portfolio Controlling Party (or its Operating Advisor) all information in the possession of the special servicer or reasonably obtainable by the special servicer which the special servicer considers to be material in connection with evaluating any of the foregoing proposed actions or which is reasonably requested by the Farallon Portfolio Controlling Party (or its
Operating Advisor) and the Farallon Portfolio Controlling Party (or its
Operating Advisor) shall then have the period of time described above (to the extent such period does not delay the special servicer from taking any action that is required by the servicing standard under the ML-CFC Series 2007-8
Pooling and Servicing Agreement prior to the expiration of such period) within which to consult with, advise and direct the special servicer regarding the proposed action and the special servicer shall follow such advice and direction;
provided that any notice sent by the special servicer shall contain a statement in bold type to the effect that failure to respond within the period of time described above shall constitute consent; and provided, further, that (A) if the
Farallon Portfolio Controlling Party (or its Operating Advisor) fails to notify the special servicer of its approval or disapproval of any such proposed action within the period of time described above, such action by the special servicer shall be deemed to have been approved by the Farallon Portfolio Controlling
Party (or its Operating Advisor), (B) with respect to any of the foregoing actions which necessitate the delivery of an asset status report, such action will be taken in accordance with the

                                      S-97

procedures set forth in the ML-CFC Series 2007-8 Pooling and Servicing Agreement
with respect to the delivery and approval of such asset status report and (C)
such rights are subject to the limitations set forth below, including but not limited to the obligation of the special servicer to act in accordance with the servicing standard under the ML-CFC Series 2007-8 Pooling and Servicing
Agreement. Notwithstanding the foregoing, any amounts funded, whether by any servicer or Trustee on behalf of any note holder or by any note holder pursuant to the Farallon Portfolio Intercreditor Agreement, under the Farallon Portfolio loan documents as a result of (1) the making of any protective advances or (2)
interest accruals or accretions and any compounding thereof (including default interest) with respect to any note shall not at any time be deemed to contravene this subsection.

      Notwithstanding anything contained in the ML-CFC Series 2007-8 Pooling and
Servicing Agreement or Farallon Portfolio Intercreditor Agreement, no servicer shall comply with any advice, consultation or disapproval provided by the
Farallon Portfolio Controlling Party (or its Operating Advisor) if such advice, consultation or disapproval would (i) require or cause the applicable servicer to violate any applicable law, (ii) be inconsistent with the servicing standard under the ML-CFC Series 2007-8 Pooling and Servicing Agreement, (iii) require or cause the applicable servicer to violate the provisions of the Farallon
Portfolio Intercreditor Agreement or the ML-CFC Series 2007-8 Pooling and
Servicing Agreement relating to the REMIC provisions (if applicable) or the grantor trust provisions of the Code (if applicable), (iv) require or cause the applicable servicer to violate any other provisions of the Farallon Portfolio
Intercreditor Agreement or the ML-CFC Series 2007-8 Pooling and Servicing
Agreement, or (v) require or cause the applicable servicer to violate the terms of the Farallon Portfolio Loan Combination.

      Appointment of Operating Advisor. The Farallon Portfolio Controlling Party
shall have the right at any time to appoint an operating advisor for the
Farallon Portfolio Loan Combination (the "Operating Advisor"). The Farallon
Portfolio Controlling Party shall have the right in its sole discretion at any time and from time to time to remove and replace the Operating Advisor. When exercising its various rights, the Farallon Portfolio Controlling Party may, at its option, in each case, act through the Operating Advisor. The Operating
Advisor may be any person or entity (other than any Farallon Portfolio Borrower, its principal or any affiliate of any Farallon Portfolio Borrower), including, without limitation, the Farallon Portfolio Controlling Party, any officer or employee of the Farallon Portfolio Controlling Party, any affiliate of the
Farallon Portfolio Controlling Party or any other unrelated third party. No such
Operating Advisor shall owe any fiduciary duty or other duty to any other person or entity (other than the Farallon Portfolio Controlling Party). All actions that are permitted to be taken by the Farallon Portfolio Controlling Party may be taken by the Operating Advisor acting on behalf of the Farallon Portfolio
Controlling Party.

      Appointment of Special Servicer. The Farallon Portfolio Controlling Party
(or its Operating Advisor) may remove the special servicer with respect to the
Farallon Portfolio Loan Combination and appoint a successor special servicer, in each case, at any time, and from time to time, and for any reason whatsoever or no reason at all, and, in each case, in accordance with the requirements for designating a replacement special servicer set forth in the ML-CFC Series 2007-8
Pooling and Servicing Agreement.

      Other Rights. Without limiting any other right of the Farallon Portfolio
Controlling Party, the Farallon Portfolio Controlling Party will have, with respect to the Farallon Portfolio Loan Combination, (1) all rights given to the
Farallon Portfolio Controlling Party in the ML-CFC Series 2007-8 Pooling and
Servicing Agreement and (2) all rights given to the controlling class representative (under the ML-CFC Series 2007-8 Pooling and Servicing Agreement)
in the ML-CFC Series 2007-8 Pooling and Servicing Agreement as if the Farallon
Portfolio Loan Combination were a loan that was not part of a Loan Combination.
In that regard, the Farallon Portfolio Controlling Party will have the right, within 60 days of a fair value determination being made with respect to the
Farallon Portfolio Trust Mortgage Loan following the occurrence of certain defaults with respect thereto, to purchase the Farallon Portfolio Trust Mortgage
Loan at the option purchase price specified in the Farallon Portfolio
Intercreditor Agreement prior to any other person. The related option purchase price for the Farallon Portfolio Trust Mortgage Loan will be determined by, or be based on information provided by, the special servicer under the ML-CFC
Series 2007-8 Pooling and Servicing Agreement.

                                      S-98

      "Major Decision" means:

      o     any acceleration of the Farallon Portfolio Loan Combination (unless such acceleration is by its terms automatic under the Farallon
            Portfolio loan agreement);

      o     any foreclosure upon or comparable conversion (which may include acquisition of REO Property) of the ownership of all or any portion of the Farallon Portfolio Mortgaged Real Property and/or the other collateral securing the Farallon Portfolio Loan Combination or any subsequent sale of all or any portion of the Farallon Portfolio
            Mortgaged Real Property (including REO Property) or other collateral securing the Farallon Portfolio Loan Combination;

      o     any modification of, or waiver (a) with respect to the Farallon
            Portfolio Loan Combination that would result in the extension of the maturity date or extended maturity date thereof (other than an extension in accordance with the terms of the Farallon Portfolio loan agreement), a reduction in the interest rate or the monthly debt service payment or a deferral or a forgiveness of interest on or principal of the Farallon Portfolio Loan Combination or a modification or waiver of any other monetary term of the Farallon
            Portfolio Loan Combination relating to the timing or amount of any payment of principal or interest (other than default interest) or any other material sums due and payable under the Farallon Portfolio loan documents (including any prepayment premium), including any acceptance of a discounted payoff of the Farallon Portfolio Loan
            Combination, or a modification or waiver of any provision of the
            Farallon Portfolio Loan Combination which restricts any Farallon
            Portfolio Borrower or its equity owners from incurring additional indebtedness or (b) of any material non-monetary term of the
            Farallon Portfolio Loan Combination;

      o     any modification of any monetary term of the Farallon Portfolio loan documents;

      o     any proposed sale of all or any portion of the Farallon Portfolio
            Mortgaged Real Property (other than as specifically permitted by the terms of the Farallon Portfolio loan documents or in connection with a termination of the trust fund created in connection with a securitization);

      o     any acceptance of a discounted payoff of the Farallon Portfolio Loan
            Combination;

      o     any determination to bring all or any portion of the Farallon
            Portfolio Mortgaged Real Property or REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located all or any portion of the Farallon Portfolio
            Mortgaged Real Property or REO Property;

      o     any release of any collateral for the Farallon Portfolio Loan
            Combination (other than in accordance with the Farallon Portfolio loan documents);

      o     any acceptance of additional or substitute collateral for the
            Farallon Portfolio Loan Combination (other than in accordance with the Farallon Portfolio loan documents);

      o     any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

      o     any acceptance of an assumption agreement releasing any Farallon
            Portfolio Borrower, or any guarantor, from liability under the
            Farallon Portfolio Loan Combination;

      o     the approval by any person or entity of any replacement special servicer for the Farallon Portfolio Loan Combination (other than in connection with the ML-CFC Series 2007-8 trustee becoming the

                                       S-99

            successor thereto pursuant to the terms of the ML-CFC Series 2007-8
            Pooling and Servicing Agreement);

      o     the voting, adoption or approval of any plan or reorganization, restructuring or similar plan in the bankruptcy of any Farallon
            Portfolio Borrower;

      o     any renewal or replacement of the then-existing insurance policies
            (if lender approval is provided for in the applicable Farallon
            Portfolio loan documents);

      o     any sale of all or any portion of the Farallon Portfolio Loan
            Combination (which would in any event be subject to the Farallon
            Portfolio Intercreditor Agreement) other than in connection with the exercise of a purchase option set forth in the ML-CFC Series 2007-8
            Pooling and Servicing Agreement (provided that the foregoing shall not limit any note holder's rights to transfer or pledge all or any portion of any interest in the Farallon Portfolio Loan Combination in accordance with the Farallon Portfolio Intercreditor Agreement);

      o     any incurrence of additional debt by any Farallon Portfolio Borrower or any mezzanine financing by any direct or indirect beneficial owner of any Farallon Portfolio Borrower except in accordance with the terms of the Farallon Portfolio loan documents and the approval of any intercreditor agreement in connection therewith;

      o     any release of any Farallon Portfolio Borrower or any guarantor from any obligation of or liability with respect to the Farallon
            Portfolio Loan Combination;

      o     any transfer or pledge of all or any portion of the Farallon
            Portfolio Mortgaged Real Property or any portion thereof or any transfer or pledge of any direct or indirect ownership interest in any Farallon Portfolio Borrower, except as may be expressly permitted by the Farallon Portfolio loan documents or any consent to an assignment and assumption of the Farallon Portfolio Loan
            Combination pursuant to the Farallon Portfolio loan documents except as may be expressly permitted by the Farallon Portfolio loan documents;

      o     any proposed modification or waiver of any provision of the Farallon
            Portfolio loan documents governing the types, nature or amount of insurance coverage required to be obtained and maintained by any
            Farallon Portfolio Borrower or guarantor;

      o     exercise of any right under the Farallon Portfolio loan documents to terminate a property management agreement for all or any portion of the Farallon Portfolio Mortgaged Real Property upon the occurrence of an event of default or default by the property manager or any approval rights with respect to any change of the property manager for all or any portion of the Farallon Portfolio Mortgaged Real
            Property;

      o     any material reduction or material waiver of any Farallon Portfolio
            Borrower's obligations to pay any reserve amounts under the Farallon
            Portfolio loan documents;

      o     any approval or material waiver or modification of any material insurance requirements set forth in the Farallon Portfolio loan documents;

      o     any adoption, implementation or determination with respect to a business plan or budget submitted by any Farallon Portfolio Borrower with respect to the Farallon Portfolio Mortgaged Real Property (if a
            lender approval is provided for in the applicable Farallon Portfolio loan documents);

                                      S-100

      o     the execution or renewal of any lease (if a lender approval is provided for in the applicable Farallon Portfolio loan documents);

      o     any determination with respect to any material alterations on all or any portion of the Farallon Portfolio Mortgaged Real Property (if
            lender approval is provided for in the applicable Farallon Portfolio loan documents);

      o     the release to any Farallon Portfolio Borrower of any escrow for which such Farallon Portfolio Borrower is not entitled under the
            Farallon Portfolio loan documents or under applicable law;

      o     entry into or approval of any documents relating to ARC Housing LLC or ARC Housing 2 LLC, including any intercreditor agreement (if a lender approval is provided for in the applicable Farallon Portfolio loan documents);

      o     the determination of any debt service coverage test (if lender is entitled to determine same under the applicable Farallon Portfolio loan documents and to the extent lender has such discretion);

      o     any amendment to any single purpose entity provision of the related
            Farallon Portfolio loan documents;

      o     any determination regarding the use or application of condemnation awards or insurance proceeds to the extent lender has such discretion; or

      o     other material waiver, amendment, or modification of any Farallon
            Portfolio loan document not included in the prior bullet points above.

      Consultation Rights. Pursuant to the Farallon Portfolio Intercreditor
Agreement, if, during the Farallon Portfolio Directing Securitization Period,
MLML or any entity wholly owned by MLML owns any note, then MLML and each such other entity, as applicable, shall have non-binding consultation rights with respect to the Farallon Portfolio Control Rights but subject to all timing and other limitations with respect thereto to which the Farallon Portfolio
Controlling Party is subject.

                                      S-101

                                     TABLE A

                                PROMISSORY NOTES

FIXED RATE FIVE YEAR NOTE:

                                             FIXED
FIXED RATE FIVE                             INTEREST     FIXED RATE FIVE                     FIXED INTEREST
 YEAR NOTE A                   AMOUNT ($)    RATE (%)       YEAR NOTE B       AMOUNT ($)        RATE (%)            TOTAL ($)
--------------------        ------------   ----------   -----------------   -----------      ----------------    -------------

Fixed Rate Five Year                                     Fixed Rate Five
 Note A-1                    23,245,000      6.4194       Year Note B-1      26,755,000          6.4194           50,000,000
Fixed Rate Five Year                                     Fixed Rate Five
 Note A-2                    23,245,000      6.4194       Year Note B-2      26,755,000          6.4194           50,000,000
Fixed Rate Five Year                                     Fixed Rate Five
 Note A-3                    23,245,000      6.4194       Year Note B-3      26,755,000          6.4194           50,000,000
Fixed Rate Five Year                                     Fixed Rate Five
 Note A-4                    23,245,000      6.4194       Year Note B-4      26,755,000          6.4194           50,000,000
Fixed Rate Five Year                                     Fixed Rate Five
 Note A-5                    23,245,000      6.4194       Year Note B-5      26,755,000          6.4194           50,000,000
Fixed Rate Five Year                                     Fixed Rate Five
 Note A-6                    23,245,000      6.4194       Year Note B-6      26,755,000          6.4194           50,000,000
TOTAL                       139,470,000                                     160,530,000                          300,000,000

FIXED RATE SEVEN YEAR NOTE:
---------------------------

                                               FIXED
FIXED RATE SEVEN                             INTEREST    FIXED RATE SEVEN                    FIXED INTEREST
  YEAR NOTE A                  AMOUNT ($)     RATE (%)     YEAR NOTE B       AMOUNT ($)         RATE (%)             TOTAL ($)
--------------------        ------------   ----------   -----------------   -----------      ----------------     ------------

Fixed Rate Seven                                        Fixed Rate Seven
 Year Note A-1                 23,245,000     6.5226      Year Note B-1       26,755,000          6.5226            50,000,000
Fixed Rate Seven                                        Fixed Rate Seven
 Year Note A-2                 23,245,000     6.5226      Year Note B-2       26,755,000          6.5226            50,000,000
Fixed Rate Seven                                        Fixed Rate Seven
 Year Note A-3                 23,245,000     6.5226      Year Note B-3       26,755,000          6.5226            50,000,000
Fixed Rate Seven                                        Fixed Rate Seven
 Year Note A-4                 23,245,000     6.5226      Year Note B-4       26,755,000          6.5226            50,000,000
TOTAL                          92,980,000                                    107,020,000                           200,000,000

                                      S-102

FIXED RATE TEN YEAR NOTE:
---------------------------

                                           FIXED
FIXED RATE TEN YEAR                       INTEREST        FIXED RATE                           FIXED INTEREST
      NOTE A                AMOUNT ($)    RATE (%)     TEN YEAR NOTE B           AMOUNT ($)        RATE (%)         TOTAL ($)
--------------------      ------------   ---------    --------------------     -------------   --------------     ------------

10 Year - Fixed A-1        $23,245,000     6.4650     10 Year - Fixed B-1       $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-2*       $23,245,000     6.4650     10 Year - Fixed B-2*      $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-3*       $23,245,000     6.4650     10 Year - Fixed B-3*      $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-4*       $23,245,000     6.4650     10 Year - Fixed B-4*      $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-5*       $23,245,000     6.4650     10 Year - Fixed B-5*      $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-6*       $23,245,000     6.4650     10 Year - Fixed B-6*      $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-7*       $23,245,000     6.4650     10 Year - Fixed B-7*      $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-8*       $23,245,000     6.4650     10 Year - Fixed B-8*      $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-9*       $23,245,000     6.4650     10 Year - Fixed B-9*      $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-10*      $23,245,000     6.4650     10 Year - Fixed B-10*     $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-11*      $23,245,000     6.4650     10 Year - Fixed B-11*     $26,755,000        6.4650          $50,000,000
10 Year - Fixed A-12       $11,855,000     6.4650     10 Year - Fixed B-12      $13,645,000        6.4650          $25,500,000
TOTAL                     $267,550,000                TOTAL                    $307,950,000                       $575,500,000

FLOATING RATE A NOTE:

FLOATING RATE A NOTE              AMOUNT ($)            INTEREST RATE (%)
---------------------            ------------         -----------------------
Floating Rate A Note              500,000,000         One-month LIBOR + 0.75%

INITIAL AGGREGATE PRINCIPAL AMOUNT (ALL NOTES)
----------------------------------------------

 INITIAL AGGREGATE
 PRINCIPAL AMOUNT
(FIXED AND FLOATING)   A NOTE AMOUNT ($)  B NOTE AMOUNT ($)    TOTAL AMOUNT ($)
-------------------    ----------------   ----------------     ----------------
                         1,000,000,000       575,500,000        1,575,500,000

*     Included in the Farallon Portfolio Trust Mortgage Loan.

      The Wilson Farms Plaza Loan Combination.

      General. The Wilson Farms Plaza Trust Mortgage Loan, which has a cut-off date principal balance of $2,021,709 representing approximately 0.1% of the initial mortgage pool balance and approximately 0.1% of the initial loan group 1 balance, is part of the Loan Combination that we refer to as the Wilson Farms
Plaza Loan Combination, which consists of that mortgage loan and a single B-note non-trust loan (the "Wilson Farms Plaza B-Note Non-Trust Mortgage Loan"). The
Wilson Farms Plaza B-Note Non-Trust Mortgage Loan will not be included in the trust fund. The Wilson Farms Plaza B-Note Non-Trust Mortgage Loan is secured by the same mortgage instrument encumbering the subject mortgaged real property and will be serviced under the pooling and servicing agreement. The relative rights of the holders of the loans comprising the Wilson Farms Plaza Loan Combination are governed by an intercreditor agreement (the "Wilson Farms Plaza
Intercreditor Agreement").

      Priority of Payments. The rights of the holder of the Wilson Farms Plaza
B-Note Non-Trust Mortgage Loan to receive payments of interest, principal and other amounts are subordinate to the rights of the holder of the Wilson Farms
Plaza Trust Mortgage Loan to receive such amounts. Pursuant to the Wilson Farms
Plaza Intercreditor Agreement, prior to an event of default, collections on the
Wilson Farms Plaza Loan Combination (excluding any amounts as to which other provision for their application has been made in the related loan

                                      S-103

documents) will be allocated (after the application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and interest thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer or trustee, all amounts due and payable;

      o     second, to the Wilson Farms Plaza Trust Mortgage Loan, an amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     third, to the Wilson Farms Plaza Trust Mortgage Loan, an amount equal to its pro rata portion (based on its respective initial principal balance) of all principal payments on the Wilson Farms
            Plaza Loan Combination;

      o     fourth, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, an
            amount equal to the aggregate amount of all payments made by the holder thereof in connection with the exercise of its cure rights;

      o     fifth, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, all
            accrued and unpaid interest (excluding default interest) on its respective principal balance at the interest rate for the Wilson
            Farms Plaza B-Note Non-Trust Mortgage Loan less related master servicing fees;

      o     sixth, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, an
            amount equal to its pro rata portion of all principal payments on the Wilson Farms Plaza Loan Combination;

      o     seventh, to the Wilson Farms Plaza Trust Mortgage Loan, an amount equal to its pro rata portion of any yield maintenance premium actually received in respect of that mortgage loan under the related loan documents;

      o     eighth, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, an
            amount equal to its pro rata portion of any yield maintenance premium actually received in respect of that mortgage loan under the related loan documents;

      o     ninth, to the Wilson Farms Plaza Trust Mortgage Loan and the Wilson
            Farms Plaza B-Note Non-Trust Mortgage Loan, in each case on a pro rata basis (based on their respective initial principal balance), any default interest, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     tenth, to the Wilson Farms Plaza Trust Mortgage Loan, on a pro rata basis (based on its respective initial principal balance) an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     eleventh, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan,
            on a pro rata basis (based on its respective initial principal balance) an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     twelfth, to the Wilson Farms Plaza Trust Mortgage Loan and then to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, on a pro rata basis (based on their respective initial principal balances), any late payment charges actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

                                      S-104

      o     thirteenth, to the Wilson Farms Plaza Trust Mortgage Loan and then to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, on a pro
            rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the borrower.

      Pursuant to the Wilson Farms Plaza Intercreditor Agreement, subsequent to the occurrence and during the continuation of a monetary or other material event of default, collections on the Wilson Farms Plaza Loan Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents and excluding (x) proceeds, awards or settlements to be applied to the restoration or repair of the related mortgaged real property or released to the borrower in accordance with the Servicing Standard or the related loan documents and (y) all amounts for required reserves or escrows required by the related loan documents to be held as reserves or escrows) will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and/or interest thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer or trustee, all amounts due and payable;

      o     second, to the Wilson Farms Plaza Trust Mortgage Loan, an amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     third, to the Wilson Farms Plaza Trust Mortgage Loan, an amount equal to its outstanding principal balance until its principal balance has been reduced to zero;

      o     fourth, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, an
            amount equal to the aggregate amount of all payments made by the holder thereof in connection with the exercise of its cure rights;

      o     fifth, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, all
            accrued and unpaid interest (excluding default interest) on its respective principal balance at the interest rate for the Wilson
            Farms Plaza B-Note Non-Trust Mortgage Loan less related master servicing fees;

      o     sixth, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, an
            amount equal to its principal balance until its principal balance has been reduced to zero;

      o     seventh, to the Wilson Farms Plaza Trust Mortgage Loan, an amount equal to its pro rata portion of any yield maintenance premium actually received in respect of that mortgage loan under the related loan documents;

      o     eighth, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, an
            amount equal to its pro rata portion of any yield maintenance premium actually received in respect of that mortgage loan under the related loan documents;

      o     ninth, to the Wilson Farms Plaza Trust Mortgage Loan and then to the
            Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, in each case on a pro rata basis (based on their respective initial principal balances), any default interest, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     tenth, to the Wilson Farms Plaza Trust Mortgage Loan, on a pro rata basis (based on its respective principal balance), an amount equal to any extension fees, to the extent actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     eleventh, to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan,
            on a pro rata basis (based on its respective principal balance), an amount equal to any extension fees, to the extent actually

                                      S-105

            paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     twelfth, to the Wilson Farms Plaza Trust Mortgage Loan and then to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan on a pro rata basis (based on their respective initial principal balances), any late payment charges actually paid by the borrower, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     thirteenth, to the Wilson Farms Plaza Trust Mortgage Loan and then to the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, on a pro
            rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the borrower.

      Advise/Consent Rights. The Wilson Farms Plaza Controlling Party will be entitled to advise the master servicer or the special servicer with respect to major actions as described in the Wilson Farms Plaza Intercreditor Agreement.
The master servicer or the special servicer, as applicable, must notify the
Wilson Farms Plaza Controlling Party in writing at least five business days prior to taking any such major action. The holder of the Wilson Farms Plaza
B-Note Non-Trust Mortgage Loan does not otherwise have any voting, consent or other approval rights related to the master servicer's or the special servicer's administration of, or the exercise of rights and remedies with respect to, the
Wilson Farms Plaza Loan Combination.

      Consultation Rights. Under the Wilson Farms Plaza Intercreditor Agreement,
the Wilson Farms Plaza Controlling Party (as defined in the "Glossary" below)
will be entitled to consult, in a nonbinding manner, with the holder of the
Wilson Farms Plaza Trust Mortgage Loan and the applicable servicer with respect to certain actions relating to the Wilson Farms Plaza Loan Combination and the mortgaged real property including (i) any adoption or implementation of a business plan submitted by the borrower, (ii) the execution or renewal of any lease (if approval is required by the related loan documents), (iii) the release of any escrow held in connection with the Wilson Farms Plaza Loan Combination that is not expressly required under the related loan documents or under applicable law, (iv) material alterations on the mortgaged real property (if approval is required by the related loan documents) and (v) waiver of any notice provision related to prepayment of all or any portion of the Wilson Farms Plaza
Loan Combination.

      Purchase Option. The Wilson Farms Plaza Intercreditor Agreement provides that if (a) any principal or interest payment with respect to the Wilson Farms
Plaza Loan Combination becomes delinquent, (b) the Wilson Farms Plaza Loan
Combination has been accelerated, (c) the principal balance of the Wilson Farms
Plaza Loan Combination is not paid at maturity, (d) the borrower files a petition for bankruptcy or (e) the Wilson Farms Plaza Trust Mortgage Loan becomes a specially serviced loan (and an event of default has occurred and is continuing), then (if the holder of the Wilson Farms Plaza B-Note Non-Trust
Mortgage Loan is not then currently curing the subject default and at the time of such purchase the subject event of default is continuing), the holder of the
Wilson Farms Plaza B-Note Non-Trust Mortgage Loan has the option to purchase the
Wilson Farms Plaza Trust Mortgage Loan from the trust fund, at a price generally equal to the aggregate unpaid principal balance of the Wilson Farms Plaza Trust
Mortgage Loan, together with all accrued and unpaid interest on that mortgage loan, to but not including the date of such purchase, plus any related servicing compensation, advances and interest on advances payable or reimbursable to any party to the pooling and servicing agreement. No liquidation fee will be payable to the special servicer in connection with this purchase option as long as the holder of the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan has exercised its right to purchase the related Trust Mortgage Loan in the 90-day period following delivery of the repurchase option notice required under the Wilson
Farms Plaza Intercreditor Agreement. In addition, the pooling and servicing agreement grants to the special service and the controlling class holder a fair value purchase option as described below under "Servicing of the Mortgage Loans
Under the ML-CFC Series 2007-9 Pooling and Servicing Agreement--Realization Upon
Defaulted Mortgage Loans."

                                      S-106

      Cure Rights. In the event that the related borrower fails to make any scheduled payments due under the related loan documents, the holder of the
Wilson Farms Plaza B-Note Non-Trust Mortgage Loan will have five business days from the date of receipt of notice of the subject default (or five business days from the expiration of any applicable grace period, whichever is longer) to cure the default. In the event of a non-monetary default by the related borrower, the holder of the Wilson Farms Plaza B-Note Non-Trust Mortgage Loan will have 30 days from the date of receipt of notice of the subject default (or 30 days from the expiration of any applicable grace period, whichever is longer) to cure the default; provided that if the subject non-monetary default cannot be cured within 30 days, but the holder of the Wilson Farms Plaza B-Note Non- Trust
Mortgage Loan has commenced and is diligently proceeding to cure the subject default, the cure period will be extended for an additional period not to exceed
30 additional days.

      Without the prior consent of the holder of the Wilson Farms Plaza Trust
Mortgage Loan, the holder of the Wilson Farms Plaza B-Note Non-Trust Mortgage
Loan will not have the right to cure more than six cure events during the term of the Wilson Farms Plaza Loan Combination and no single cure event may exceed three months.

      Termination of Special Servicer. The Wilson Farms Plaza Controlling Party
will be entitled to terminate the special servicer with respect to the special servicing of the Wilson Farms Plaza Loan Combination and appoint a successor special servicer, in each case, at any time, and from time to time, subject to satisfaction of the conditions contained in the pooling and servicing agreement.

      The Mezz Cap Loan Combination.

      General. In the case of the 6219 El Camino Real Trust Mortgage Loan, the related borrower has encumbered the subject mortgaged real property with junior debt, which constitutes the 6219 El Camino Real B-Note Non-Trust Loan. The
aggregate debt consisting of the 6219 El Camino Real Trust Mortgage Loan and the
6219 El Camino Real B-Note Non-Trust Loan, which two mortgage loans constitute the Mezz Cap A/B Loan Combination, is secured by a single mortgage or deed of trust on the subject mortgaged real property.

      We intend to include the 6219 El Camino Real Trust Mortgage Loan in the trust fund. The 6219 El Camino Real B-Note Non-Trust Loan was sold immediately after origination to Mezz Cap Finance, LLC, and will not be included in the trust fund.

      The 6219 El Camino Real Trust Mortgage Loan and 6219 El Camino Real B-Note
Non-Trust Loan are cross defaulted. The 6219 El Camino Real B-Note Non-Trust
Loan has the same maturity date, amortization schedule and prepayment structure as the 6219 El Camino Real Trust Mortgage Loan. For purposes of the information presented in this prospectus supplement with respect to the 6219 El Camino Real
Trust Mortgage Loan, the loan to value ratio and debt service coverage ratio information reflects only the 6219 El Camino Real Trust Mortgage Loan and does not take into account the 6219 El Camino Real B-Note Non-Trust Loan.

      The trust, as the holder of the 6219 El Camino Real Trust Mortgage Loan, and the holder of the 6219 El Camino Real B-Note Non-Trust Loan are parties to an intercreditor agreement, which we refer to as the Mezz Cap A/B Intercreditor
Agreement. The servicing and administration of the 6219 El Camino Real Trust
Mortgage Loan (and, to the extent described below, the 6219 El Camino Real
B-Note Non-Trust Loan) will be performed by the applicable master servicer and the special servicer on behalf of the trust (and, in the case of the 6219 El
Camino Real B-Note Non-Trust Loan, on behalf of the holder of that loan). The applicable master servicer will be required to collect payments with respect to the 6219 El Camino Real B-Note Non-Trust Loan following the occurrence of certain events of default with respect to the related Mezz Cap A/B Loan
Combination described in the Mezz Cap A/B Intercreditor Agreement. The following describes certain provisions of the Mezz Cap A/B Intercreditor Agreement.

      Allocation of Payments Between the 6219 El Camino Real Trust Mortgage Loan
and the 6219 El Camino Real B-Note Non-Trust Loan. The rights of the holder of the 6219 El Camino Real B-Note Non-Trust Loan to

                                      S-107

receive payments of interest, principal and other amounts are subordinated to the rights of the holder of the 6219 El Camino Real Trust Mortgage Loan to receive such amounts. So long as a Mezz Cap A/B Material Default has not occurred or, if a Mezz Cap A/B Material Default has occurred but is no longer continuing with respect to the Mezz Cap A/B Loan Combination, the borrower under the Mezz Cap A/B Loan Combination will be required to make separate payments of principal and interest to the holder of the 6219 El Camino Real Trust Mortgage
Loan and the El Camino Real B-Note Non-Trust Loan. Escrow and reserve payments will be made to the master servicer on behalf of the trust as the holder of the
6219 El Camino Real Trust Mortgage Loans. Any voluntary principal prepayments will be applied as provided in the related loan documents; provided that any prepayment resulting from the payment of insurance proceeds or condemnation awards or accepted during the continuance of an event of default will be applied as though there were an existing Mezz Cap A/B Material Default. If a Mezz
Cap A/B Material Default occurs and is continuing with respect to the Mezz Cap
A/B Loan Combination, then all amounts tendered by the borrower or otherwise available for payment of the Mezz Cap A/B Loan Combination will be applied by the master servicer (with any payments received by the holder of the 6219 El
Camino Real B-Note Non-Trust Loan after and during a Mezz Cap A/B Material
Default to be forwarded to the master servicer), net of certain amounts, in the sequential order of priority provided for in the Mezz Cap A/B Intercreditor
Agreement, which generally provides that all interest, principal, yield maintenance charges and outstanding expenses in respect of the 6219 El Camino
Real Trust Mortgage Loan will be paid in full prior to any application of payments in respect of the 6219 El Camino Real B-Note Non-Trust Loan.

      Notwithstanding the foregoing, amounts payable with respect to the 6219 El
Camino Real B-Note Non-Trust Loan will not be available to cover all costs and expenses associated with the 6219 El Camino Real Trust Mortgage Loan. Unless a
Mezz Cap A/B Material Default exists, payments of principal and interest with respect to the 6219 El Camino Real B-Note Non-Trust Loan will be made directly by the borrower to the holder of the 6219 El Camino Real B-Note Non-Trust Loan and, accordingly, will not be available to cover certain expenses that, upon payment out of the trust fund, will constitute Additional Trust Fund Expenses.
For example, a Servicing Transfer Event could occur with respect to the Mezz Cap
A/B Loan Combination, giving rise to special servicing fees, at a time when no
Mezz Cap A/B Material Default exists. In addition, following the resolution of all Servicing Transfer Events (and presumably all Mezz Cap A/B Material
Defaults) with respect to the Mezz Cap A/B Loan Combination, workout fees would be payable. The special servicer has agreed that special servicing fees, workout fees and principal recovery fees earned with respect to the 6219 El Camino Real
B-Note Non-Trust Loan will be payable solely out of funds allocable thereto.
However, special servicing compensation earned with respect to the 6219 El
Camino Real Trust Mortgage Loan, as well as interest on related Advances and various other servicing expenses, will be payable out of collections allocable to the 6219 El Camino Real Trust Mortgage Loan and/or general collections on the mortgage pool if collections allocable to the 6219 El Camino Real B-Note
Non-Trust Loan are unavailable or insufficient to cover such items.

      If, after the expiration of the right of the holder of the 6219 El Camino
Real B-Note Non-Trust Loan to purchase the 6219 El Camino Real Trust Mortgage
Loan (as described below), the 6219 El Camino Real Trust Mortgage Loan or the
6219 El Camino Real B-Note Non-Trust Loan is modified in connection with a workout so that, with respect to either the 6219 El Camino Real Trust Mortgage
Loan or the 6219 El Camino Real B-Note Non-Trust Loan, (a) the outstanding principal balance is decreased, (b) payments of interest or principal are waived, reduced or deferred or (c) any other adjustment is made to any of the terms of the Mezz Cap A/B Loan Combination, then all payments to the trust, as the holder of the 6219 El-Camino Real Trust Mortgage Loan, will be made as if the workout did not occur and the payment terms of the 6219 El Camino Real Trust
Mortgage Loan will remain the same. In that case, the holder of the 6219 El
Camino Real B-Note Non-Trust Loan will be required to bear the full economic effect of all waivers, reductions or deferrals of amounts due on either the 6219
El Camino Real Trust Mortgage Loan or the 6219 El Camino Real B-Note Non-Trust
Loan attributable to the workout (up to the outstanding principal balance, together with accrued interest, of the 6219 El Camino Real B-Note Non-Trust
Loan).

      Servicing of the Mezz Cap A/B Loan Combinations. The 6219 El Camino Real
Trust Mortgage Loan and the related mortgaged real property will be serviced and administered by the master servicer and/or special

                                      S-108

servicer pursuant to the pooling and servicing agreement. The master servicer and/or special servicer will service and administer the 6219 El Camino Real
B-Note Non-Trust Loan to the extent described below. The Servicing Standard will require the master servicer and the special servicer to take into account the interests of both the trust and the holder of the 6219 El Camino Real B-Note
Non-Trust Loan when servicing the Mezz Cap A/B Loan Combination, with a view to
(i) the timely recovery of all scheduled payments of principal and interest under the mortgage loans comprised by the Mezz Cap A/B Loan Combination and (ii)
in the case of the special servicer, if such a mortgage loan comes into and continues in default, the maximization of the recovery on those mortgage loans for both the trust and the holder of the 6219 El Camino Real B-Note Non-Trust
Loan as a collective whole, taking into account, to the extent consistent with the Mezz Cap A/B Intercreditor Agreement, the subordinate nature of the 6219 El
Camino Real B-Note Non-Trust Loan. The holder of the 6219 El Camino Real B-Note
Non-Trust Loan will be deemed a third party beneficiary of the pooling and servicing agreement.

      The master servicer and the special servicer have the sole and exclusive authority to service and administer, and to exercise the rights and remedies with respect to, the Mezz Cap A/B Loan Combination. Subject to certain limitations with respect to modifications and certain rights of the holder of the 6219 El Camino Real B-Note Non-Trust Loan to purchase the 6219 El Camino
Real Trust Mortgage Loan (as discussed under "--Modifications" and "--Purchase of the 6219 El Camino Real Trust Mortgage Loan by the Holder of the 6219 El
Camino Real B-Note Non-Trust Loan"), the holder of the 6219 El Camino Real
B-Note Non-Trust Loan has no voting, consent or other rights with respect to the master servicer's or special servicer's administration of, or the exercise of its rights and remedies with respect to, the Mezz Cap A/B Loan Combination.

      So long as a Mezz Cap A/B Material Default has not occurred with respect to the Mezz Cap A/B Loan Combination, the master servicer will have no obligation to collect payments with respect to the 6219 El Camino Real B-Note
Non-Trust Loan. A separate servicer of that B Note Non Trust Loan will be responsible for collecting amounts payable in respect of the 6219 El Camino Real
B-Note Non-Trust Loan. That servicer will have no servicing duties or obligations with respect to the 6219 El Camino Real Trust Mortgage Loan or the
related mortgaged real property. If a Mezz Cap A/B Material Default occurs with respect to the Mezz Cap A/B Loan Combination, the master servicer or the special servicer, as applicable, will (during the continuance of that Mezz Cap A/B
Material Default) collect and distribute payments for both the 6219 El Camino
Real Trust Mortgage Loan and the 6219 El Camino Real B-Note Non-Trust Loan
according to the sequential order of priority provided for in the Mezz Cap A/B
Intercreditor Agreement.

      Advances. Neither the master servicer nor the trustee is required to make any P&I advances with respect to the 6219 El Camino Real B-Note Non-Trust Loan.
Neither the holder of the 6219 El Camino Real B-Note Non-Trust Loan nor any
related separate servicer is required to make any P&I advance with respect to the 6219 El Camino Real Trust Mortgage Loan or any servicing advance with respect to the related mortgaged real property. The master servicer and, if applicable, the trustee will make servicing advances, if required, with respect to the mortgaged real property securing a Mezz Cap A/B Loan Combination. The special servicer may, but is not obligated to, make servicing advances with respect to the mortgaged real property securing the Mezz Cap A/B Loan
Combination.

      Modifications. The ability of the master servicer or the special servicer, as applicable, to enter into any assumption, amendment, deferral, extension, increase or waiver of any term or provision of the 6219 El Camino Real B-Note
Non-Trust Loan, an A Note Trust Mortgage Loan or the related loan documents, is limited by the rights of the holder of the 6219 El Camino Real B-Note Non-Trust
Loan to approve modifications and other actions as contained in the Mezz Cap A/B
Intercreditor Agreement; provided that the consent of the holder of the 6219 El
Camino Real B-Note Non-Trust Loan will not be required in connection with any modification or other action with respect to the Mezz Cap A/B Loan Combination after the expiration of the right of the holder of the 6219 El Camino Real
B-Note Non-Trust Loan to purchase the 6219 El Camino Real Trust Mortgage Loan;
and provided, further, that no consent or failure to provide consent of the holder of the 6219 El Camino Real B-Note Non-Trust Loan may cause the master servicer or special servicer to violate applicable law or any term of the pooling and servicing agreement, including the Servicing Standard. The holder of the 6219 El Camino Real B-

                                      S-109

Note Non-Trust Loan may not enter into any assumption, amendment, deferral, extension, increase or waiver of the 6219 El Camino Real B-Note Non-Trust Loan or the related loan documents without the prior written consent of the trustee, as holder of the 6219 El Camino Real Trust Mortgage Loan, acting through the master servicer and/or the special servicer as specified in the pooling and servicing agreement.

      Purchase of an A Note Trust Mortgage Loan by the Holder of the 6219 El
Camino Real B-Note Non-Trust Loan. Upon the occurrence of any one of certain defaults that are set forth in the Mezz Cap A/B Intercreditor Agreement, the holder of the 6219 El Camino Real B-Note Non-Trust Loan will have the right to purchase the 6219 El Camino Real Trust Mortgage Loan at a purchase price determined under the Mezz Cap A/B Intercreditor Agreement and generally equal the sum of (a) the outstanding principal balance of the 6219 El Camino Real
Trust Mortgage Loan, (b) accrued and unpaid interest on the outstanding principal balance of the 6219 El Camino Real Trust Mortgage Loan (excluding any default interest or other late payment charges), (c) any unreimbursed servicing advances made by the master servicer, the special servicer or the trustee with respect to the mortgaged real property, together with any advance interest thereon, (d) reasonable out of pocket legal fees and costs incurred in connection with enforcement of the subject Mezz Cap A/B Loan Combination by the master servicer or special servicer, (e) any interest on any unreimbursed P&I advances made by the master servicer or the trustee with respect to the 6219 El
Camino Real Trust Mortgage Loan, (f) any related master servicing fees, primary servicing fees, special servicing fees and trustee's fees payable under the pooling and servicing agreement, and (g) out of pocket expenses incurred by the trustee, the special servicer or the master servicer with respect to the Mezz
Cap A/B Loan Combination together with advance interest thereon.

      The holder of the 6219 El Camino Real B-Note Non-Trust Loan does not have any rights to cure any defaults with respect to the Mezz Cap A/B Loan
Combination.

ADDITIONAL LOAN AND PROPERTY INFORMATION

      Delinquencies. Each mortgage loan seller will represent in its mortgage loan purchase agreement that, with respect to the mortgage loans that we will purchase from that mortgage loan seller, no scheduled payment of principal and interest under any mortgage loan was 30 days or more past due as of the cut-off date for such mortgage loan without giving effect to any applicable grace period, nor was any scheduled payment 30 days or more delinquent with respect to any monthly debt service payment at any time since the date of its origination, without giving effect to any applicable grace period. Except as described under
"Risk Factors--Risk Related to Mortgage Loans--The Bankruptcy or Insolvency of a
Tenant Will Have a Negative Impact on the Related Mortgaged Real Property" and
"Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--Mortgage Rates; Calculations of Interest" with respect to the 500 Carson
Town Center mortgage loan, none of the mortgage loans has experienced any losses of principal or interest (through forgiveness of debt or restructuring) since origination.

      Tenant Matters. Described and listed below are certain aspects of the some of the tenants at the mortgaged real properties for the mortgage loans--

      o     One hundred twenty-six (126) of the mortgaged real properties, securing approximately 35.6% of the initial mortgage pool balance and approximately 45.8% of the initial loan group 1 balance, are, in each case, a retail property, an office property or an
            industrial/warehouse property that is leased to one or more major tenants that each occupies at least 25.0% of the net rentable area of the particular property. A number of companies are major tenants at more than one of the mortgaged real properties.

      o     Thirty-six (36) of the mortgaged real properties, securing approximately 8.5% of the initial mortgage pool balance and approximately 11.0% of the initial loan group 1 balance, are entirely or substantially leased to a single tenant.

                                      S-110

      o     There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

      o     Certain tenant leases at the mortgaged real properties (including mortgaged real properties leased to a single tenant) have terms that are shorter than the terms of the related mortgage loans and, in some cases, significantly shorter. See Annex A-1 to this prospectus supplement for information regarding lease term expirations with respect to the three largest tenants (or, if applicable, single tenant) at the retail, office, industrial and mixed use mortgaged real properties.

      o     Certain of the mortgaged real properties are multifamily rental properties that have a material tenant concentration of students.
            Those kinds of mortgaged real properties may experience more fluctuations in occupancy rate than other types of properties.

      o     Certain of the mortgaged real properties are multifamily rental properties that receive rent subsidies from the United States
            Department of Housing and Urban Development under the Section 42 low income tax credit program or have tenants whose rents are subsidized under HUD's Section 8 housing choice voucher program or are otherwise subsidized.

      o     With respect to certain of the mortgage loans, one or more of the tenants may be local, state or federal governmental entities
            (including mortgaged real properties leased to a single tenant).
            These entities may have the right to terminate their leases at any time, which may or may not be subject to various conditions, including notice to the landlord or a loss of available funding.

      o     With respect to certain of the mortgage loans, one or more tenants
            (which may include significant tenants) have lease expiration dates or early termination options that occur prior to the maturity date of the related mortgage loan. Additionally, mortgage loans may have concentrations of leases expiring at varying rates in varying percentages prior to the related maturity date and in some situations, all of the leases at a mortgaged real property may expire prior to the related maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties.

      o     With respect to certain of the mortgage loans, one or more of the tenants at the related mortgaged real property have yet to take possession of their leased premises or may have taken possession of their leased premises but have yet to open their respective businesses to the general public and, in some cases, may not have commenced paying rent under their leases.

      Ground Leases. In the case of each of ten (10) mortgaged real properties, securing, in whole or partially, ten (10) mortgage loans, representing approximately 5.1% of the initial mortgage pool balance and approximately 6.5%
of the initial loan group 1 balance and approximately 0.2% of the initial loan group 2 balance, the related mortgage constitutes a lien on the related borrower's leasehold or sub-leasehold interest in the subject mortgaged real property, but not on the corresponding fee interest. In the case of four (4)
mortgaged real properties (loan numbers 2.01, 18, 76 and 109), representing security for approximately 2.8% of the initial mortgage pool balance 3 mortgaged real properties in loan group 1, representing security for 3.5% of the initial loan group 1 balance), while the related mortgage constitutes a lien primarily on the related borrower's fee interest in the mortgaged real property, it also constitutes a lien on the related borrower's leasehold interest in a separate portion of the related mortgaged real property, which leasehold interest is subject to a ground lease.

      Generally, but not in all cases, the related ground lease or sub-ground lease, after giving effect to all extension options exercisable at the option of the relevant lender, expires more than 20 years after the stated

                                      S-111

maturity of the related mortgage loan and the ground lessor has agreed to give the holder of the related mortgage loan notice of, and the right to cure, any default or breach by the related ground lessee.

      See "Risk Factors--Lending on Ground Leases Creates Risks for Lenders That
Are Not Present When Lending on an Actual Ownership Interest in a Real Property"
and "Legal Aspects Of Mortgage Loans--Foreclosure--Leasehold Considerations" in
the accompanying base prospectus.

      Additional and Other Financing.

      Additional Secured Debt. In the case of the Farallon Portfolio Trust
Mortgage Loan and each A-Note Trust Mortgage Loan, the related mortgage also secures one or more related Non-Trust Loans that will not be included in the assets of the issuing entity. Each Non-Trust Loan is secured by the same mortgage instrument(s) that secure(s) the related mortgage loan that will be included in the assets of the issuing entity. See "--The Loan Combinations"
above for a description of these related Loan Combinations.

      In the case of one mortgage loan (loan number 4), representing approximately 2.1% of the initial mortgage pool balance and approximately 2.7%
of the initial loan group 1 balance, the related borrower is permitted to incur pari passu (i.e., of the same lien priority) indebtedness secured by the related mortgaged real property in an amount not to exceed $5,000,000 provided, among other conditions, that the combined debt service coverage ratio of both loans is at least 1.15x based on a 30-year amortization schedule delivery of an acceptable intercreditor agreement by the holder of the pari passu loan and delivery of a rating agency non-downgrade confirmation.

      In the case of four (4) mortgage loans, representing approximately 1.6% of the initial mortgage pool balance, approximately 0.8% of the initial loan group
1 balance and approximately 4.3% of the initial loan group 2 balance, the related borrowers are permitted to incur subordinated indebtedness secured by their related mortgaged real properties as identified in the table below.

 LOAN                                             MORTGAGE LOAN           MAXIMUM COMBINED         MINIMUM COMBINED
 GROUP     MORTGAGED REAL PROPERTY NAME       CUT-OFF DATE BALANCE       LTV RATIO PERMITTED        DSCR PERMITTED
------    -------------------------------     ---------------------      --------------------      ----------------

   2      University Village Apts.              $27,100,000                     80%                     1.20x
   1      Cornerstone Office Building(1)        $12,250,000                     75%                     1.25x
   1      Powers Drive Self Storage              $3,000,000                     80%                     1.20x
   1      St. Rose Retail                        $2,900,000                     80%                     1.20x

_________________

(1)   Not permitted to be incurred until two years after the securitization closing date.

      Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by the related mortgaged real properties without the lender's consent.
See "Risk Factors--Risks Relating to the Mortgage Loans--A Borrower's Other
Loans May Reduce the Cash Flow Available to the Mortgaged Real Property Which
May Adversely Affect Payment on Your Certificates; Mezzanine Financing Reduces a
Principal's Equity in, and Therefore Its Incentive to Support, a Mortgaged Real
Property" in this prospectus supplement. See also, See "Risk Factors--Additional
Secured Debt Increases the Likelihood That a Borrower Will Default on a Mortgage
Loan Underlying Your Offered Certificates" and "Legal Aspects Of Mortgage
Loans--Subordinate Financing" in the accompanying base prospectus.

      Mezzanine Debt. In the case of 6 mortgage loans, representing approximately 2.2% of the initial mortgage pool balance (four (4) mortgage loans in loan group 1, representing approximately 2.6% of the initial loan group 1 balance, and two (2) mortgage loans in loan group 2, representing approximately
0.8% of the initial loan group 2 balance), the owner(s) of the related borrower have pledged their interests in the borrower to secure secondary financing in the form of mezzanine debt, as indicated in the table below.

                                      S-112

 LOAN                                             MORTGAGE LOAN CUT-     ORIGINAL MEZZANINE
 GROUP    MORTGAGED REAL PROPERTY NAME            OFF DATE BALANCE         DEBT BALANCE        AGGREGATE DEBT BALANCE
-------  ---------------------------------        ------------------     -------------------   ----------------------

   1     Northtown Village Shopping Center          $18,970,000              $  850,000             $19,820,000
   1     DASCO MOB - Bay Medical                    $18,900,000              $9,514,193             $28,414,193
   1     Gateway Station                            $14,100,000              $3,050,000             $17,150,000
   1     900 North Broadway                         $ 5,171,000              $2,871,000             $ 8,042,000
   2     Riverside Apartments-Richmond              $ 3,420,000              $  150,000             $ 3,570,000
   2     Northside Apartments                       $ 1,710,000              $  120,000             $ 1,830,000

      Certain of the above-described mezzanine loans are held by the related mortgage loan seller as mezzanine lender. In the case of each of the above described mortgage loans as to which equity owners of the related borrowers have incurred mezzanine debt, the mezzanine loan is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which, generally, the mezzanine lender--

      o     has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade, withdrawal or qualification of the then current ratings of the offered certificates, unless certain conditions are met relating to the identity and status of the transferee of the collateral and the replacement property manager and, in certain cases, the delivery of an acceptable
            non-consolidation opinion letter by counsel,

      o     has subordinated and made junior its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral) and has the option to purchase the related mortgage loan if that mortgage loan becomes a defaulted mortgage loan or to cure the default, and

      o     has the right to consent to certain modifications to the mortgage loan.

      In the case of 30 mortgage loans, representing approximately 20.1% of the initial mortgage pool balance (29 mortgage loans in loan group 1, representing approximately 24.5% of the initial loan group 1 balance, and one (1) mortgage loan in loan group 2, representing approximately 4.3% of the initial loan group
2 balance), the owners of the related borrowers are permitted to pledge their ownership interests in the borrowers as collateral for mezzanine debt in the future, as identified in the table below. The incurrence of this mezzanine indebtedness is generally subject to certain conditions, that may include any one or more of the following conditions--

      o     consent of the mortgage lender;

      o     satisfaction of loan-to-value tests, which provide that the aggregate principal balance of the related mortgage loan and the subject mezzanine debt may not exceed a specified percentage of the value of the related mortgaged real property and debt service coverage tests, which provide that the combined debt service coverage ratio of the related mortgage loan and the subject mezzanine loan may not be less than a specified number;

      o     subordination of the mezzanine debt pursuant to a subordination and intercreditor agreement; and/or

      o     confirmation from each rating agency that the mezzanine financing will not result in a downgrade, qualification or withdrawal of the then current ratings of the offered certificates.

                                      S-113

 LOAN                                                    MORTGAGE LOAN CUT-OFF   MAXIMUM COMBINED LTV     MINIMUM COMBINED
 GROUP     MORTGAGED REAL PROPERTY NAME                      DATE BALANCE           RATIO PERMITTED        DSCR REQUIRED
------     -------------------------------------         ---------------------  ---------------------     -----------------

   1       300 Capitol Mall                                  $104,330,000                80.0%                  1.20x
   1       Janss Marketplace(1)                               $60,000,000                90.0%                  1.05x
   1       Promenade Gateway(1)                               $55,100,000                90.0%                  1.05x
   1       Cayre Portfolio                                    $50,968,450                85.0%                  1.05x
   1       9777 Wilshire Boulevard(1)                         $47,000,000                90.0%                  1.05x
   1       Northwood Centre(2)                                $46,175,000                85.0%                  1.10x
   2       University Village Apts(2)(9)                      $27,100,000                80.0%                  1.20x
   1       Residence Inn by Marriott Westlake(1)              $26,500,000                80.0%                  1.20x
   1       Markets at Epps Bridge                             $18,462,879                80.0%                  1.25x
   1       FedEx Freight Truck Terminal(7)                    $16,800,000                90.0%                  1.05x
   1       Gateway Station(3)                                 $14,100,000                85.0%                  1.15x
   1       Bradenton Office Portfolio(4)                      $12,000,000                85.0%                  1.10x
   1       Reed Elsevier(2)(5)                                 $9,425,000                80.0%                  1.15x
   1       Blue Cross Plano Office                             $9,000,000                70.0%                  1.20x
   1       Mary Avenue Retail(1)                               $7,000,000                80.0%                  1.15x
   1       Orchards Market Center(1)                           $6,300,000                80.0%                  1.20x
   1       Trace Station Shopping Center(8)                    $5,900,000                 N/A                   1.25x
   1       Howell Branch Corners                               $5,743,321                90.0%                  1.05x
   1       Anchor Health Ctr(4)                                $5,447,424                85.0%                  1.10x
   1       3885 Main St(6)                                     $5,000,000                 N/A                    N/A
   1       Cobblestone Fiesta Center                           $4,500,000                85.0%                  1.07x
   1       West Pacific Industrial Center                      $4,200,000                85.0%                  1.10x
   1       Murphy Village(1)                                   $4,100,000                80.0%                  1.20x
   1       Walgreens - Rochester, IN                           $3,083,000                85.0%                  1.07x
   1       Calexico MHP                                        $3,000,000                75.0%                  1.20x
   1       Powers Drive Self Storage(2)                        $3,000,000                80.0%                  1.20x
   1       Saratoga Shopping Center(1)                         $2,543,792                80.0%                  1.20x
   1       8440 Eastgate(6)                                    $2,500,000                 N/A                    N/A
   1       1310 PCH Center                                     $2,447,220                80.0%                  1.20x
   1       9 Amelia Drive                                      $1,800,000                65.0%                  1.50x

__________________________

(1)   Not permitted to be incurred in the first 24 months of the related loan closing.

(2)   Not permitted to be incurred in the first 12 months of the related loan closing.

(3)   Prior to obtaining additional mezzanine debt, the borrower must have paid off its existing mezzanine loan.

(4)   Not permitted to be incurred in the first 18 months of the related loan closing.

(5)   The maximum LTV ratio and minimum DSCR are after a transfer of the related mortgaged real property. The maximum LTV ratio and the minimum DSCR permitted prior to such transfer are 90% and 1.07x, respectively.

(6)   Mezzanine debt may only be incurred with the lender's consent.

(7)   Mezzanine debt shall be incurred only with expansion.

(8)   Mezzanine debt amount shall not exceed $150,000.

(9)   The borrower is permitted to incur either mezzanine debt or secured subordinate debt.

      In the case of one (1) mortgage loan (loan number 154), which represents approximately 0.1% of the initial mortgage pool balance and approximately 0.2%
of the initial loan group 1 balance, the sponsor of the related borrower has an outstanding revolving credit facility with Natixis Real Estate Capital Inc., as lender, and is permitted by the terms of the loan documents to pledge, among other things, 100% of the equity interest in the borrower to secure the obligations under the revolving credit facility.

      While a mezzanine lender has no security interest in or rights to the mortgaged real property securing the related mortgage borrower's mortgage loan, a default under a mezzanine loan could cause a change in control in the related mortgage borrower as a result of the realization on the pledged ownership interests by the mezzanine

                                      S-114

lender. See "Risk Factors--Risks Relating to the Mortgage Loans--A Borrower's
Other Loans May Reduce the Cash Flow Available to the Mortgaged Real Property
Which May Adversely Affect Payment on Your Certificates; Mezzanine Financing
Reduces a Principal's Equity in, and Therefore Its Incentive to Support, a
Mortgaged Real Property" in this prospectus supplement.

      Unsecured and Other Debt. The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged real property. Therefore, under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not prohibited from incurring additional debt.

      In addition to the foregoing kinds of additional debt a borrower may have incurred, we are aware that in the case of two (2) mortgage loans, representing approximately 3.6% of the initial mortgage pool balance, the related borrowers have incurred, or are expressly permitted to incur, subordinate unsecured indebtedness (other than trade payables or indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged real property) in each case as identified in the table below.

                                                      MORTGAGE LOAN         AMOUNT OF             MAXIMUM            MINIMUM
                                                       CUT-OFF DATE       UNSECURED DEBT        COMBINED LTV      COMBINED DSCR
LOAN GROUP    MORTGAGED REAL PROPERTY NAME               BALANCE        INCURRED/ PERMITTED      PERMITTED          PERMITTED
----------    -------------------------------        --------------     -------------------    --------------     -------------

     1        St Louis Flex Office Portfolio           $52,450,000               (1)                 N/A                N/A
     1        Hilton Embassy Row                       $50,000,000          $1,500,000(2)            N/A                N/A

______________

(1)   The unsecured subordinate debt may not exceed 5% of the outstanding indebtedness.

(2)   The borrower may incur up to an aggregate outstanding amount of $1,500,000 in unsecured subordinate loans from affiliates to fund operating expenses at the related mortgaged real property.

      See "Risk Factors--Risks Related to the Mortgage Loans-- A Borrower's
Other Loans May Reduce the Cash Flow Available to the Mortgaged Real Property
Which May Adversely Affect Payment on Your Certificates; Mezzanine Financing
Reduces a Principal's Equity in, and Therefore Its Incentive to Support, a
Mortgaged Real Property" in this prospectus supplement for a discussion of the risks associated with additional debt with respect to the mortgaged real properties and the borrowers.

      Except as disclosed under this "--Additional and Other Financing"
subsection, we have not been able to confirm whether the respective borrowers under the mortgage loans have any other debt outstanding. We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in a related borrower.

                                      S-115

      Zoning and Building Code Compliance. In connection with the origination of each mortgage loan, the related originator examined whether the use and operation of the mortgaged real property were in material compliance with zoning, land-use, building, fire and health ordinances, rules, regulations and orders then-applicable to that property. Evidence of this compliance may have been in the form of legal opinions, surveys, recorded documents, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports and/or representations by the related borrower. In some cases, a certificate of occupancy was not available. Where the property as currently operated is a permitted nonconforming use and/or structure, an analysis was generally conducted as to--

      o     the likelihood that a material casualty would occur that would prevent the property from being rebuilt in its current form; and

      o     whether existing replacement cost hazard insurance or, if necessary, supplemental law or ordinance coverage would, in the event of a material casualty, be sufficient--

            1.    to satisfy the entire mortgage loan; or

            2.    taking into account the cost of repair, to pay down the
                  mortgage loan to a level that the remaining collateral would be adequate security for the remaining loan amount.

      Notwithstanding the foregoing, we cannot assure you, however, that any such analysis, or that the above determinations, were made in each and every case.

      Lockboxes. Seventy-two (72) mortgage loans, representing approximately
60.3% of the initial mortgage pool balance (65 mortgage loans in loan group 1, representing approximately 53.1% of the initial loan group 1 balance and seven
(7) mortgage loans in loan group 2, representing approximately 85.2% of the initial loan group 2 balance), generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged real properties will be paid into one of the following types of lockboxes, each of which is described below.

      o     LOCKBOXES IN EFFECT ON THE DATE OF CLOSING. Income (or a portion thereof sufficient to pay monthly debt service) is paid directly to a lockbox account controlled by the lender, or both the borrower and the lender, except that with respect to multifamily and manufactured housing properties, income is collected and deposited in the lockbox account by the manager of the mortgaged real property and, with respect to hospitality properties, cash or "over-the-counter"
            receipts are deposited into the lockbox account by the manager, while credit card receivables are deposited directly into a lockbox account. In the case of such lockboxes, funds deposited into the lockbox account are disbursed either--

            1.    in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits; or

            2.    to the borrower on a daily or other periodic basis, until the occurrence of a triggering event, following which the funds will be disbursed to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits.

            In some cases, the lockbox account is currently under the control of both the borrower and the lender, to which the borrower will have access until the occurrence of the triggering event, after which no such access will be permitted. In other cases, the related loan documents require the borrower to establish the lockbox but each account has not yet been established.

                                      S-116

            For purposes of this prospectus supplement, a lockbox is considered to be a "hard" lockbox when income from the subject property is paid directly into a lockbox account controlled by the lender. A lockbox is considered to be a "soft" lockbox when income from the subject property is paid into a lockbox account controlled by the lender, by the borrower or a property manager that is affiliated with the borrower.

      o     SPRINGING LOCKBOX. Income is collected by or otherwise accessible to the borrower until the occurrence of a triggering event, following which a lockbox of the type described above is put in place, from which funds are disbursed to a lender controlled account and used to pay, among other things, debt service payments, taxes and insurance and reserve account deposits. Examples of triggering events may include:

            1.    a decline by more than a specified amount, in the net
                  operating income of the related mortgaged real property; or

            2.    a failure to meet a specified debt service coverage ratio; or

            3.    an event of default under the mortgage.

            For purposes of this prospectus supplement, a springing lockbox is an account, which may be a hard or soft lockbox, that is required to be established by the borrower upon the occurrence of a trigger event.

      The 72 mortgage loans referred to above provide for lockbox accounts as follows:

                                                                                        % OF INITIAL                % OF INITIAL
                                                         % OF INITIAL       LOAN        LOAN GROUP 1     LOAN       LOAN GROUP 2
                         NUMBER OF                         MORTGAGE        GROUP 1        PRINCIPAL     GROUP 2       PRINCIPAL
LOCKBOX TYPE*          MORTGAGE LOANS      BALANCE       POOL BALANCE      COUNT           BALANCE       COUNT        BALANCE
-----------------     ---------------   --------------  --------------    --------      -------------  --------     -------------

Hard                         33         $1,245,480,360        44.3%          32            34.1%           1             80.0%
None at Closing,
Springing Hard               35            394,448,764        14.0           31            16.8            4              4.3
 Soft                         4             53,544,545         1.9            2             2.2            2              0.8
                            ---         --------------       -----          ---            ----           --             ----
         TOTAL               72         $1,693,473,670        60.3%          65            53.1%           7             85.2%
                            ===         ==============        ====          ===            ====           ==             ====

_______________

*     Includes lockboxes required to be in effect on the date of loan closing but not yet established. In certain cases, the loan documents require that the related lockbox be established within a specified period following the loan closing date.

      Hazard, Liability and Other Insurance. Although exceptions exist, the loan documents for each of the mortgage loans generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage--

      o     hazard insurance in an amount that generally is, subject to an approved deductible, at least equal to the lesser of--

            1.    the outstanding principal balance of the mortgage loan; and

            2.    the full insurable replacement cost or insurable value of the improvements located on the insured property;

                                      S-117

      o     if any portion of the improvements on the property was in an area identified in the federal register by the Federal Emergency
            Management Agency as having special flood hazards, flood insurance meeting the requirements of the Federal Insurance Administration guidelines, in an amount that is equal to the least of--

            1.    the outstanding principal balance of the related mortgage
                  loan;

            2.    the full insurable replacement cost or insurable value of the improvements on the insured property; and

            3.    the maximum amount of insurance available under the National
                  Flood Insurance Act of 1968;

      o     commercial general liability insurance against claims for personal and bodily injury, death or property damage; and

      o     business interruption or rent loss insurance.

      Certain mortgage loans permit a borrower to satisfy its insurance coverage requirement by permitting its tenant to self-insure (including with respect to terrorism insurance coverage).

      In general, the mortgaged real properties for the mortgage loans, including those properties located in California, are not insured against earthquake risks. In the case of those properties located in California, other than those that are manufactured housing communities or self storage facilities, a third-party consultant conducted seismic studies to assess the probable maximum loss for the property. None of the resulting reports concluded that a mortgaged real property was likely to experience a probable maximum loss in excess of 20% of the estimated replacement cost of the improvements

      Each master servicer (with respect to each of the mortgage loans serviced by it, including those of such mortgage loans that have become specially serviced mortgage loans), and the special servicer, with respect to related REO
Properties, will be required to use reasonable efforts, consistent with the
Servicing Standard, to cause each borrower to maintain, or if the borrower does not maintain, the applicable master servicer will itself maintain, to the extent available at commercially reasonable rates and that the trustee has an insurable interest therein, for the related mortgaged real property, all insurance required by the terms of the loan documents and the related mortgage.

      Where insurance coverage at the mortgaged real property for any mortgage loan is left to the lender's discretion, the master servicers will be required to exercise such discretion in accordance with the Servicing Standard, and to the extent that any mortgage loan so permits, the related borrower will be required to exercise its efforts to obtain insurance from insurers which have a minimum claims-paying ability rating of at least "A" by each of Fitch and S&P
(or the obligations of which are guaranteed or backed by a company having such claims-paying ability), and where insurance is obtained by a master servicer, such insurance must be from insurers that meet such requirements. In addition to the foregoing, neither master servicer will be required to cause to be maintained, or to itself obtain and maintain, any earthquake or environmental insurance policy unless a policy providing such coverage was in effect either at the time of the origination of the related mortgage loan or at the time of initial issuance of the certificates.

      In some cases, however, insurance may not be available from insurers that are rated by either of Fitch or S&P. In that case, the applicable master servicer or the special servicer, as the case may be, will be required to use reasonable efforts, consistent with the servicing standard, to cause the borrower to maintain, or will itself maintain, as the case may be, insurance with insurers having the next highest ratings that are offering the required insurance at commercially reasonable rates.

                                      S-118

      Various forms of insurance maintained with respect to any of the mortgaged real properties for the mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the mortgage loans in the trust. See "Risk Factors--Risks Related to the Mortgage Loans--The Absence or
Inadequacy of Insurance Coverage on the Property May Adversely Affect Payments
on Your Certificates" in this prospectus supplement and "Risk Factors--Lack of
Insurance Coverage Exposes a Trust to Risk For Particular Special Hazard Losses"
in the accompanying base prospectus.

      With limited exception, the mortgage loans generally provide that insurance and condemnation proceeds are to be applied either--

      o     to restore the mortgaged real property; or

      o     towards payment of the mortgage loan.

      If any mortgaged real property is acquired by the trust through foreclosure, deed in lieu of foreclosure or otherwise following a default on the related mortgage loan, the special servicer will be required to maintain for that property generally the same types of insurance policies providing coverage in the same amounts as were previously required under the related mortgage loan.
The special servicer will not be required to obtain any insurance for an REO
Property that was previously required under the related mortgage if (a) such insurance is not available at any rate; or (b) as determined by the special servicer following due inquiry conducted in a manner consistent with the
Servicing Standard and subject to the rights of and consultation with the controlling class representative, such insurance is not available at commercially reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties in similar locales.

      The master servicers and the special servicer may each satisfy their obligations regarding maintenance of the hazard insurance policies referred to in this prospectus supplement by maintaining a blanket insurance policy or a master force-placed insurance policy insuring (or entitling the applicable party to obtain insurance) against hazard losses on all of the mortgage loans for which they are responsible. If any blanket insurance policy maintained by a master servicer or the special servicer contains a deductible clause, however, the applicable master servicer or the special servicer, as the case may be, will be required, in the event of a casualty covered by that policy, to pay out of its own funds all sums that--

      o     are not paid because of the deductible clause; and

      o     would have been paid if an individual hazard insurance policy referred to above had been in place.

      The applicable originator and its successors and assigns are the beneficiaries under separate title insurance policies with respect to each mortgage loan. It is expected that each title insurer will enter into co-insurance and reinsurance arrangements with respect to the title insurance policy as are customary in the title insurance industry. Subject to standard exceptions, including those regarding claims made in the context of insolvency proceedings, each title insurance policy will provide coverage to the trustee for the benefit of the certificateholders for claims made against the trustee regarding the priority and validity of the borrower's title to the subject mortgaged real property.

                                      S-119

ASSESSMENTS OF PROPERTY CONDITION

      Property Inspections. All of the mortgaged real properties for the mortgage loans were inspected in connection with the origination or acquisition of the related mortgage loan to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the offered certificates, except in such cases where adequate reserves have been established.

      Appraisals. All of the mortgaged real properties for the mortgage loans, were appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute in accordance with the Federal Institutions Reform, Recovery and Enforcement Act of 1989. The primary purpose of each of those appraisals was to provide an opinion of the fair market value of the related mortgaged real property. There can be no assurance that another appraiser would have arrived at the same opinion of value. The resulting appraised values are shown on Annex A-1 to this prospectus supplement.

      Environmental Assessments. In the case of 556 of the mortgaged real properties, representing security for 98.8% of the initial mortgage pool balance, a third-party environmental consultant conducted a Phase I environmental site assessment, updated a previously conducted assessment (which update may have been pursuant to a database update) or conducted a database search with respect to those mortgaged real properties during the 13-month period ending on the cut-off date. In the case of ten (10) of the mortgaged real properties, representing security for 1.2% of the initial mortgage pool balance, a Phase I environmental site assessment was not conducted.

      In the case of six (6) mortgaged real properties securing six (6) separate mortgage loans, representing approximately 1.8% of the initial mortgage pool balance, approximately 2.2% of the initial loan group 1 balance and 0.5% of the initial loan group 2 balance, a third-party consultant also conducted a Phase II environmental site assessment of each such mortgaged real property.

      The environmental testing at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, lead-based paint and lead in water were generally performed only at multifamily rental properties and only when the originator of the related mortgage loan believed this testing was warranted under the circumstances.

      If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan or at a nearby property with potential to affect a mortgaged real property, then one of the following occurred:

      o     an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

      o     an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation; or

      o     those conditions were remediated or abated prior to the closing date; or

      o     a letter was obtained from the applicable regulatory authority stating that no further action was required; or

      o     an environmental insurance policy (which may not be for the primary benefit of a secured lender) was obtained, a letter of credit was provided, an escrow reserve account was established, another

                                      S-120

            party has acknowledged responsibility, or an indemnity from the responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation; or

      o     in those cases where an offsite property is the location of a leaking underground storage tank or groundwater or soil
            contamination, a responsible party has been identified under applicable law, and generally either--

            1.    that condition is not known to have affected the mortgaged real property; or

            2.    the responsible party has either received a letter from the applicable regulatory agency stating no further action is
                  required, established a remediation fund, engaged in
                  responsive remediation, or provided an indemnity or guaranty to the borrower; or

            3.    an environmental insurance policy was obtained (which may not be for the primary benefit of a secured lender).

      In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold, and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents required--

      o     the establishment of an operation and maintenance plan to address the issue, or

      o     in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program or a long-term testing program.

      In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair or other remediation. This could result in a claim for damages by any party injured by that condition. In certain cases, the related lender did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead-based paint.

      In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan, because a responsible party with respect to that condition had already been identified.
There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

      In some cases where the environmental consultant recommended specific remediation of an adverse environmental condition, the related originator of a mortgage loan required the related borrower generally:

      o     to carry out the specific remedial measures prior to closing;

      o     carry out the specific remedial measures post-closing and, if deemed necessary by the related originator of the subject mortgage loan, deposit with the lender a cash reserve in an amount generally equal to 100% to 125% of the estimated cost to complete the remedial measures; or

      o     to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents.

      Some borrowers under the mortgage loans may not have satisfied or may not satisfy all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been or will be implemented or if implemented, will continue to be complied with.

                                      S-121

      In some cases, the environmental assessment for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties. The resulting environmental report indicated, however, that--

      o     the mortgaged real property had not been affected or had been minimally affected,

      o     the potential for the problem to affect the mortgaged real property was limited, or

      o     a person responsible for remediation had been identified.

      The information provided by us in this prospectus supplement regarding environmental conditions at the respective mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental
Assessments" subsection and has not been independently verified by--

      o     us,

      o     any of the other parties to the pooling and servicing agreement,

      o     any of the mortgage loan sellers,

      o     any of the underwriters, or

      o     the affiliates of any of these parties.

      There can be no assurance that the environmental assessments or studies, as applicable, identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties.

      See "Risk Factors--Risks Related to the Mortgage Loans--Lending on
Income-Producing Real Properties Entails Environmental Risks" in this prospectus supplement.

      Engineering Assessments. Except with respect to 13 of the mortgage loans, which represent security for approximately 1.7% of the initial mortgage pool balance, approximately 1.9% of the initial loan group 1 balance and approximately 0.9% of the initial loan group 2 balance, as to which only site inspections were performed in connection with their origination, a licensed engineer inspected the related mortgaged real properties securing the mortgage loans to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. The resulting engineering reports were prepared:

      o     in the case of 550 mortgaged real properties, representing security for approximately 96.1% of the initial mortgage pool balance (260 mortgaged real properties securing mortgage loans in loan group 1, and representing approximately 95.3% of the initial loan group 1 balance, and 290 mortgaged real properties securing mortgage loans in loan group 2, and representing approximately 99.1% of the initial loan group 2 balance), during the 12-month period preceding the cut-off date, and

      o     in the case of three (3) mortgaged real properties, representing security for approximately 2.2% of the initial mortgage pool balance
            (three (3) mortgaged real properties securing mortgage loans in loan group 1, and representing approximately 2.8% of the initial loan group 1 balance, during the 15-month period preceding the cut-off date.

      The resulting reports indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. Generally, with respect to a majority of the mortgaged real properties, where the

                                      S-122

engineer's recommended repairs, corrections or replacements were deemed material by the related originator, the related borrowers were required to carry out the necessary repairs, corrections or replacements, and in some instances, to establish reserves, generally in an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to fund deferred maintenance or replacement items that the reports characterized as in need of prompt attention.

ASSIGNMENT OF THE MORTGAGE LOANS

      We will acquire the mortgage loans directly from the sponsors, LNR Capital
Services, Inc., LNR Carson Holdings, LLC and LNR Securities Holdings, LLC. As a
result, the sponsors, LNR Capital Services, Inc., LNR Carson Holdings, LLC and
LNR Securities Holdings, LLC are the "mortgage loan sellers" with respect to the
ML-CFC series 2007-9 securitization transaction.

      On or before the date of initial issuance of the offered certificates, each mortgage loan seller will transfer its mortgage loans to us, and we will then transfer all the mortgage loans to the issuing entity. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

      In connection with the foregoing transfers, the related mortgage loan seller will be required to deliver the following documents, among others, to the trustee with respect to each of the mortgage loans (other than the Farallon
Portfolio Trust Mortgage Loan)--

      o     either:

            1.    the original promissory note, endorsed without recourse to the order of the trustee or in blank; or

            2.    if the original promissory note has been lost, a copy of that note, together with a lost note affidavit and indemnity;

      o     the original or a copy of the related mortgage instrument, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

      o     the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

      o     either:

            1.    a completed assignment of the related mortgage instrument in favor of the trustee or in blank, in recordable form except for completion of the assignee's name and address if delivered in blank and except for missing recording information; or

            2.    a certified copy of that assignment as sent for recording;

      o     either:

            1.    a completed assignment of any separate related assignment of leases and rents in favor of the trustee or in blank, in
                  recordable form except for completion of the assignee's name and address if delivered in blank and except for missing
                  recording information; or

                                      S-123

            2.    a certified copy of that assignment as sent for recording;

      o     an original or copy of the lender's policy or certificate of title insurance or, if a title insurance policy has not yet been issued or located, a commitment for title insurance, which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

      o     in those cases where applicable, the original or a copy of the related ground lease;

      o     originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the related mortgage instrument or promissory note have been consolidated or modified or the subject mortgage loan has been assumed; and

      o     a copy of any related letter of credit (the original of which will be required to be delivered to the applicable master servicer),

provided that mortgage loan seller may deliver certain documents, including those identified in the third, fourth and fifth bullets, within the 30-day period following the date of issuance of the offered certificates.

      In the case of the Farallon Portfolio Trust Mortgage Loan, the related mortgage loan seller will be required to deliver to the trustee only the related original mortgage note, together with a copy of the Farallon Portfolio
Intercreditor Agreement and the ML-CFC Series 2007-8 Pooling and Servicing
Agreement.

      The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the mortgage loans, in trust for the benefit of the certificateholders. Within a specified period of time following that delivery, the trustee, directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that those documents have been received. None of the trustee, either master servicer, the special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

      If--

      o     any of the above-described documents required to be delivered by the respective mortgage loan sellers to the trustee is not delivered or is otherwise defective in the manner contemplated by the pooling and servicing agreement; and

      o     that omission or defect materially and adversely affects the value of, or the interests of the certificateholders in, the subject loan,

then the omission or defect will constitute a material document defect as to which the certificateholders will have the rights against the applicable mortgage loan seller described below under "--Repurchases and Substitutions."

      Within a specified period following the later of--

      o     the date on which the offered certificates are initially issued; and

      o     the date on which all recording information necessary to complete the subject document is received by the trustee,

                                      S-124

the trustee or one or more independent third-party contractors retained at the expense of the mortgage loan sellers must submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in the trustee's favor described above. Because most of the mortgage loans are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

      Notwithstanding the foregoing, in the case of certain of the mortgage loans, the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have generally been recorded in the name of Mortgage Electronic Registration Systems, Inc., which we refer to below as MERS, or its designee, no assignment of mortgage, assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered and instead, the related mortgage loan seller will be required to take all actions as are necessary to cause the trustee on behalf of the trust to be shown as the owner of the related mortgage loan on the records of MERS.

REPRESENTATIONS AND WARRANTIES

      In each mortgage loan purchase agreement, the applicable mortgage loan seller has represented and warranted with respect to each mortgage loan (subject to certain exceptions specified in each mortgage loan purchase agreement), as of the date of initial issuance of the offered certificates, or as of such other date specifically provided in the representation and warranty, among other things, generally that:

      (a)   The information relating to the mortgage loan set forth in the loan schedule attached to the related mortgage loan purchase agreement will be true and correct in all material respects as of the cut-off date.

      (b)   Immediately prior to its transfer and assignment of the mortgage loan, it had good title to, and was the sole owner of, the mortgage loan.

      (c)   The related mortgage instrument is a valid and, subject to the exceptions and limitations on enforceability set forth in clause (d)
            below, enforceable first priority lien upon the related mortgaged real property, prior to all other liens and there are no other liens and/or encumbrances that are pari passu with the lien of the mortgage, in any event subject, however, to the Permitted
            Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

      (d)   The promissory note, the mortgage instrument and each other agreement executed by or on behalf of the related borrower in connection with the mortgage loan is the legal, valid and binding obligation of the related borrower, subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation. In addition, each of the foregoing documents is enforceable against the related borrower in accordance with its terms, except as enforcement may be limited by
            (1) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (2) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (3) public policy considerations regarding provisions purporting to provide indemnification for securities law violations, except that certain provisions in those documents may be further limited or rendered unenforceable by applicable law, but, subject to the limitations set forth in the foregoing clauses (1), (2) and (3), such limitations or

                                      S-125

            unenforceability will not render those loan documents invalid as a whole or substantially interfere with the lender's realization of the principal benefits and/or security provided thereby.

      (e)   It has not received notice and has no actual knowledge, of any proceeding pending for the condemnation of all or any material portion of the mortgaged real property for the mortgage loan.

      (f)   There exists an American Land Title Association or equivalent form of the lender's title insurance policy (or, if the title policy has yet to be issued, a pro forma policy or a marked up title insurance commitment binding on the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy) on which the required premium has been paid, insuring the first priority lien of the related mortgage instrument or, if more than one, mortgage instruments, in the original principal amount of the mortgage loan after all advances of principal (except that in the case of a mortgage loan as to which the related mortgaged real property is made up of more than one parcel of property, each of which is secured by a separate mortgage, such mortgage, and therefore the related title insurance policy, may be in an amount less than the original principal amount of the mortgage loan, but is not less than the allocated amount of subject parcel constituting a portion of the related mortgaged real property), subject only to Permitted
            Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

      (g)   The proceeds of the mortgage loan have been fully disbursed, except in those cases where the full amount of the mortgage loan has been disbursed, but a portion of the proceeds is being held in escrow or reserve accounts pending satisfaction of specific leasing criteria, repairs or other matters with respect to the related mortgaged real property, and there is no requirement for future advances under the mortgage loan.

      (h)   If the related mortgage instrument is a deed of trust, a trustee, duly qualified under applicable law, has either been properly designated and currently so serves or may be substituted in accordance with the deed of trust and applicable law.

      (i)   Except as identified in the engineering report prepared by an independent engineering consultant obtained in connection with the origination of the mortgage loan (if such a report was prepared), to its knowledge, the related mortgaged real property is in good repair and free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan, except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance.

      In addition to the above-described representations and warranties, each mortgage loan seller will also make other representations and warranties regarding the mortgage loans being sold by it to us, any of which representations and warranties may be made to such mortgage loan seller's knowledge, be made as of a date prior to the date of initial issuance of the offered certificates (such as the date of origination of the subject mortgage loan) and/or be subject to certain exceptions specified in the respective mortgage loan purchase agreement. Those other representations and warranties will cover, among other things, whether:

      o     the related borrower is obligated to be in material compliance with environmental laws and regulations;

      o     the subject mortgage loan is eligible to be included in a REMIC;

                                      S-126

      o     there are any liens for delinquent real property taxes on the related mortgaged real property;

      o     the related borrower is the subject of bankruptcy proceedings;

      o     in the case of a leasehold mortgage loan, the related ground lease contains certain provisions for the benefit of the lender; and

      o     the related borrower is obligated to provide financial information regarding the related mortgaged real property on at least an annual basis.

REPURCHASE FOR EARLY DEFEASANCE

      If the related borrower, with respect to the mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
500 Carson Town Center (which mortgage loan permits defeasance prior to the second anniversary of the Closing Date), notifies the applicable master servicer that it intends to defease its related mortgage loan on or before the second anniversary of the date of the initial issuance of the offered certificates, then the related mortgage loan seller will be required, prior to the defeasance, to repurchase that mortgage loan at the applicable purchase price, together with a yield maintenance payment, or if the defeasance has already occurred, the related mortgage loan seller will be required to purchase that mortgage loan at the applicable purchase price, together with a yield maintenance payment, as soon as reasonably practicable after that mortgage loan seller has been made aware of the defeasance. There can be no assurance that the related mortgage loan seller will have the financial resources to repurchase the 500 Carson Town
Center mortgage loan at any particular time. Any such defeased mortgage loan that is not repurchased may cause the issuing entity to fail to qualify as one or more REMICs or cause the issuing entity to incur a tax.

REPURCHASES AND SUBSTITUTIONS

      In the case of (i) a breach of any of the loan-specific representations and warranties in any mortgage loan purchase agreement that materially and adversely affects the value of a mortgage loan or the interests of the certificateholders in that mortgage loan or (ii) a material document defect as described above under "--Assignment of the Mortgage Loans" above, the applicable mortgage loan seller, if it does not cure such breach or defect in all material respects within a period of 90 days following its receipt of notice thereof, is obligated pursuant to the applicable mortgage loan purchase agreement (the relevant rights under which have been assigned by us to the trustee) to either substitute a qualified substitute mortgage loan (so long as that substitution is effected prior to the second anniversary of the Closing Date) and pay any substitution shortfall amount or to repurchase the affected mortgage loan within such 90-day period at the purchase price described below; provided that, unless the breach or defect would cause the mortgage loan not to be a qualified mortgage within the meaning of section 860G(a)(3) of the Code, the applicable mortgage loan seller generally has an additional 90-day period to cure such breach or defect if it is diligently proceeding with such cure. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and such obligations will not be our responsibility. The purchase price at which a mortgage loan seller will be required to repurchase a mortgage loan as to which there remains an uncured material breach or material document defect, as described above, will be generally equal to the sum (without duplication) of--

      o     the unpaid principal balance of that mortgage loan at the time of purchase, plus

      o     all unpaid interest due and accrued with respect to that mortgage loan at its mortgage interest rate to, but not including, the due date in the collection period of purchase (exclusive of any portion of that interest that constitutes Penalty Interest and/or Additional
            Interest), plus

      o     all unpaid interest accrued on Advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

                                      S-127

      o     all unreimbursed servicing advances made under the pooling and servicing agreement (or, in the case of the Farallon Portfolio Trust
            Mortgage Loan, all unreimbursed servicing advances allocable to the trust pursuant to the ML-CFC Series 2007-8 Pooling and Servicing
            Agreement) with respect to that mortgage loan, plus

      o     any reasonable costs and expenses, including, but not limited to, the cost of any enforcement action, incurred by the applicable master servicer, the special servicer, the trustee, the certificate administrator or the issuing entity in connection with any such purchase by a mortgage loan seller (to the extent not included in the preceding bullet), plus

      o     other Additional Trust Fund Expenses related to that mortgage loan, including special servicing fees, plus

      o     if the circumstances (which are discussed under "Servicing of the
            Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
            Agreement--Servicing and Other Compensation and Payment of
            Expenses--The Principal Recovery Fee") under which a principal recovery fee would be payable to the special servicer are present, a principal recovery fee.

      If (i) any mortgage loan is required to be repurchased or substituted for in the manner described above, (ii) such mortgage loan is then a Crossed Loan, and (iii) the applicable document defect (including any omission) or breach of a representation and warranty does not constitute a defect or breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable defect or breach, as the case may be, will be deemed to constitute a defect or breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the related mortgage loan seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group unless (A) the weighted average debt service coverage ratio for all the remaining related Crossed Loans for the four calendar quarters immediately preceding the repurchase or substitution is not less than the weighted average debt service coverage ratio for all such related Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding the repurchase or substitution; and
(B) the weighted average loan-to-value ratio of the remaining related Crossed
Loans determined at the time of repurchase or substitution, based upon an appraisal obtained by the special servicer, is not greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected
Crossed Loan, at the time of repurchase or substitution. In the event that the remaining related Crossed Loans satisfy the aforementioned criteria, the mortgage loan seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related breach or defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group.

      To the extent that the related mortgage loan seller repurchases or substitutes only for an affected Crossed Loan as described in the immediately preceding paragraph while the trustee continues to hold any related Crossed
Loans, the special servicer, on behalf of the issuing entity, and the related mortgage loan seller must forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Loans, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the
Crossed Loans held by such party, then both parties have agreed in the related mortgage loan purchase agreement to forbear from exercising such remedies until the loan documents evidencing and securing the relevant mortgage loans can be modified to remove the threat of material impairment as a result of the exercise of remedies.

                                      S-128

      Notwithstanding the foregoing discussion, if any mortgage loan is otherwise required to be repurchased or substituted for in the manner described above, as a result of a document defect or breach with respect to one or more mortgaged real properties that secure a mortgage loan that is secured by multiple properties, the related mortgage loan seller will not be required to effect a repurchase or substitution of the subject mortgage loan if--

      o     the affected mortgaged real property(ies) may be released or substituted pursuant to the terms of any partial release provisions in the related loan documents and such mortgaged real property(ies)
            are, in fact, released,

      o     the remaining mortgaged real property(ies) satisfy the requirements, if any, set forth in the loan documents and the applicable mortgage loan seller provides an opinion of counsel to the effect that such release or substitution would not cause any REMIC or grantor trust created under the pooling and servicing agreement to fail to qualify as such under the Code or result in the imposition of any tax on prohibited transactions or contributions after the startup day of any REMIC created under the pooling and servicing agreement under the Code, and

      o     the related mortgage loan seller obtains written confirmation from each applicable rating agency that the release or substitution will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

      Except with respect to breaches of certain representations regarding the borrower's obligation to pay certain costs (in respect of which the remedy is the payment of costs), the foregoing substitution or repurchase obligation constitutes the sole remedy available to the certificateholders and the trustee for any uncured material breach of any mortgage loan seller's representations and warranties or material document defects regarding its mortgage loans. There can be no assurance that the applicable mortgage loan seller will have the financial resources to repurchase any mortgage loan at any particular time or to fulfill any other obligations on its part that may arise. Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold to us by such mortgage loan seller, and neither we nor any of our affiliates will be obligated to substitute or repurchase any such affected mortgage loan in connection with a material breach of a mortgage loan seller's representations and warranties or material document defects if such mortgage loan seller defaults on its obligation to do so.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

      The description in this prospectus supplement of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the mortgage loans on or before the cut-off date. Prior to the issuance of the offered certificates, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. We believe that the information in this prospectus supplement will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued; however, the range of mortgage interest rates and maturities, as well as the other characteristics of the mortgage loans described in this prospectus supplement, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this prospectus supplement.

      A current report on Form 8-K, together with the pooling and servicing agreement, will be filed with the Securities and Exchange Commission and be available to purchasers of the offered certificates on or shortly after the date of initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool, that removal or addition will be noted in that current report on Form 8-K.

                                      S-129

                            TRANSACTION PARTICIPANTS

THE ISSUING ENTITY

      In connection with the issuance of the certificates, the issuing entity will be ML-CFC Commercial Mortgage Trust 2007-9, a common law trust created under the laws of the State of New York pursuant to the pooling and servicing agreement. ML-CFC Commercial Mortgage Trust 2007-9 is sometimes referred to in this prospectus supplement and the accompanying base prospectus as the "issuing entity," the "trust" or the "trust fund." We will transfer the mortgage loans to the trust in exchange for the issuance of the certificates to us or at our direction. The trust assets will initially consist of the mortgage loans, any collections of interest or principal thereon that are allocable to the period after the cut-off date but were received on or prior to the date of initial issuance of the certificates, any related reserve or escrow funds being held pending application as of the date of initial issuance of the certificates.

      The trust's activities will be limited to the transactions and activities entered into in connection with the securitization described in this prospectus supplement and, except for those activities, the trust will not be authorized and will have no power to borrow money or issue debt, merge with another entity, reorganize, liquidate or sell assets or engage in any business or activities.
Consequently, the trust will not be permitted to hold any assets, or incur any liabilities, other than those described in this prospectus supplement. Because the trust will be created pursuant to the pooling and servicing agreement, the trust and its permissible activities can only be amended or modified by amending the pooling and servicing agreement. See "Description of the Governing
Documents--Amendment" in the accompanying base prospectus. The fiscal year end of the trust will be December 31.

      The trust will not have any directors, officers or employees. The trustee, the certificate administrator, the master servicers and the special servicer will be responsible for administration of the trust assets, in each case to the extent of its duties expressly set forth in the pooling and servicing agreement.
Those parties may perform their respective duties directly or through sub-servicers and/or agents.

      Because the trust fund will be a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the trust would be characterized as a "business trust."

THE DEPOSITOR

      We are Merrill Lynch Mortgage Investors, Inc., the depositor for the series 2007-9 securitization transaction. We will acquire the mortgage loans from the mortgage loan sellers and will transfer the mortgage loans to the trust. At this time, we are only engaged in the securitization of mortgage loans of the type described in the accompanying base prospectus. The accompanying base prospectus contains a more detailed description of us under the heading "The
Depositor."

                                      S-130

THE SPONSORS

      General. Merrill Lynch Mortgage Lending, Inc. ("MLML"), Countrywide
Commercial Real Estate Finance, Inc. ("CRF"), Natixis Real Estate Capital Inc.
("Natixis") and Eurohypo AG, New York Branch ("Eurohypo") will be co-sponsors with respect to the series 2007-9 securitization transaction.

      We will acquire the most of the mortgage loans that we intend to include in the trust fund directly from the sponsors. Set forth below is information regarding the total number and cut off date principal balance of the mortgage loans that we will acquire from each sponsor:

                                                                                                    % OF INITIAL    % OF INITIAL
                                              NUMBER OF          AGGREGATE       % OF INITIAL           LOAN            LOAN
                                              MORTGAGE         CUT-OFF DATE        MORTGAGE           GROUP 1          GROUP 2
               SPONSOR                          LOANS        PRINCIPAL BALANCE   POOL BALANCE         BALANCE          BALANCE
----------------------------------------    -----------    -------------------  --------------      ------------    -------------

1. Countrywide Commercial Real Estate
        Finance, Inc.                           161         $ 1,190,758,018         42.4%              52.0%             8.8%
2. Merrill Lynch Mortgage Lending, Inc.          30             822,080,570         29.3               13.4             84.6
3. Eurohypo AG, New York Branch                  19             506,080,226         18.0               22.8              1.3
4. Natixis Real Estate Capital Inc.              26             257,055,928          9.1               10.5              4.3
                                               ----         ---------------      -------             ------           ------
          TOTAL                                 236         $ 2,775,974,742         98.8%              98.7%            99.1%
                                               ====         ===============      =======             ======           ======

      Each of the mortgage loans identified in the table above was originated by one of the following parties: (a) the sponsor that is selling that mortgage loan to us; (b) an affiliate of that sponsor; or (c) a correspondent in that sponsor's conduit lending program that originated the subject mortgage loan under the supervision of, and specifically for sale to, that sponsor.

      Merrill Lynch Mortgage Lending, Inc. MLML is our affiliate and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the
underwriters. MLML has been originating and/or acquiring multifamily and commercial mortgage loans for securitization since 1994.

      The table below indicates the size and growth of MLML's commercial mortgage loan securitization program:

    MERRILL LYNCH MORTGAGE LENDING US LOAN SECURITIZATION/SALE (IN MILLIONS)
--------------------------------------------------------------------------------
                               2004             2005              2006
                           ----------       -----------       -----------
Fixed Rate Loans           $  1,965.7       $   5,252.1       $   6,525.0
Floating Rate Loans             532.0           1,515.5           2,235.0
                           ----------       -----------       -----------
TOTAL                      $  2,497.7       $   6,767.6       $   8,760.0
                           ==========       ===========       ===========

      On October 24, 2007, Moody's, Fitch and S&P downgraded their respective ratings of Merrill Lynch & Co., the ultimate parent of MLML. Moody's, Fitch and
S&P lowered their ratings on Merrill Lynch & Co. to "A+", "A+" and "A1" from
"AA-", "AA-" and "Aa3", respectively.

      For additional information regarding MLML, see "The Sponsor" in the accompanying base prospectus.

      Countrywide Commercial Real Estate Finance, Inc. CRF is a California
corporation with its principal offices located in Calabasas, California. CRF is a wholly-owned direct subsidiary of Countrywide Capital Markets, Inc., which is a wholly-owned direct subsidiary of Countrywide Financial Corporation.
Countrywide Financial Corporation, through its subsidiaries, provides mortgage banking and diversified financial services in domestic and international markets. Founded in 1969, Countrywide Financial Corporation is headquartered in
Calabasas, California. CRF is an affiliate of Countrywide Securities
Corporation, one of the underwriters and a registered broker-dealer specializing in underwriting, buying, and selling mortgage-backed debt securities. CRF is also an affiliate of Countrywide Home Loans, Inc. ("CHL"), a New York
corporation headquartered in

                                      S-131

Calabasas, CA. CHL is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans.
CHL originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated or serviced by CHL are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences. CHL and its consolidated subsidiaries service substantially all of the mortgage loans CHL originates or acquires. In addition, CHL and its consolidated subsidiaries have purchased in bulk the rights to service mortgage loans originated by other lenders.

      In connection with the issuance of the ML-CFC Commercial Mortgage
Pass-Through Certificates, Series 2007-9, CRF makes certain representations and warranties regarding the mortgage loans it is selling to the issuing entity, which if breached, would impose an obligation on CRF to cure such breach or repurchase the affected mortgage loan. On August 16, 2007, Moody's, Fitch and
S&P downgraded their respective ratings of CFC, the ultimate parent of CRF.
Moody's announced that "[it] downgraded the senior debt ratings of Countrywide
Financial Corporation and Countrywide Home Loans, Inc. to Baa3 from A3, and the deposits of Countrywide Bank FSB to Baa1, from A2. These rating actions follow
Countrywide's announcement that it has fully drawn its $11.5 billion in committed bank credit facilities due to severe disruptions in its access to unsecured debt, and to secured debt for assets other than treasuries, agencies and conforming prime mortgages." Fitch announced that it downgraded CFC's long-term issuer default rating to "BBB+" from "A" and S&P announced that it downgraded CFC to "A-" from "A." In addition, on October 26, 2007, S&P downgraded its long-term counterparty credit rating of CFC, to "BBB+" from "A-."
The downgrade by S&P aligns S&P's rating of CFC with the ratings of CFC by the other rating agencies.

      CRF was founded in 2004 and originates, and purchases from other lenders, commercial and multifamily mortgage loans for the purpose of securitizing them in commercial mortgage-backed securitization ("CMBS") transactions. CRF also engages in the origination, and/or buying and selling, of mortgages and other interests related to commercial real estate for investment and other purposes.

      None of CRF, CHL or any of their affiliates services the commercial and multifamily loans that CRF originates or acquires for securitization in CMBS transactions.

      The table below indicates the size and growth of CRF's commercial mortgage loan origination program:

                   COUNTRYWIDE COMMERCIAL REAL ESTATE LOAN ORIGINATION (IN MILLIONS)
-------------------------------------------------------------------------------------------------------
                             2004          2005           2006          THROUGH 9/30/07        TOTAL
                          ----------    ----------     ----------       ---------------     -----------

Fixed Rate Loans          $    358.4    $  3,564.2     $  4,488.3         $  5,319.0        $ 13,729.9
Floating Rate Loans       $      0.0    $    360.6     $  1,182.6         $    912.1        $  2,455.3
                          ----------    ----------     ----------         ----------        ----------
TOTAL                     $    358.4    $  3,924.8     $  5,670.9         $  6,231.1        $ 16,185.2
                          ==========    ==========     ==========         ==========        ==========

      CRF's Securitization Program. CRF originates multifamily and commercial mortgage loans throughout the United States since 2004 and may potentially originate abroad. CRF originates both fixed and floating rate multifamily and commercial mortgage loans. To date, substantially all of the multifamily and commercial mortgage loans contributed to commercial mortgage securitizations by
CRF have been originated, directly or through correspondents, by CRF.

      In the normal course of its securitization program, CRF, may also acquire multifamily and commercial mortgage loans from various third party originators.
These mortgage loans may have been originated using underwriting guidelines not established by CRF. The trust fund relating to a series of offered certificates may include mortgage loans originated by one or more of these third parties.

      CRF may also originate multifamily and commercial mortgage loans in conjunction with third-party correspondents and, in those cases, the third-party correspondents may perform the underwriting based on various

                                      S-132

criteria established or reviewed by CRF, and CRF would originate the subject mortgage loan on a specified closing date prior to inclusion in the subject securitization.

      In connection with its commercial mortgage securitization transactions,
CRF generally transfers the subject mortgage assets to a depositor, who then transfers those mortgage assets to the issuing entity for the related securitization. The issuing entity issues commercial mortgage pass-through certificates backed by, and supported by the cash flows generated by, those mortgage assets.

      CRF and its affiliates also work with rating agencies, unaffiliated mortgage loan sellers and servicers in structuring the securitization transaction. Neither CRF nor any of its affiliates acts as servicer of any multifamily or commercial mortgage loan in the commercial mortgage securitizations for which it contributes these loans. Instead, CRF and/or the applicable depositor contract with other entities to service the multifamily and commercial mortgage loans following their transfer into a trust fund established with respect to a series of offered certificates.

      In connection with CRF contributing mortgage loans to a commercial mortgage securitization transaction, CRF may be obligated, specifically with respect to the mortgage loans that it is contributing, generally pursuant to a mortgage loan purchase agreement or other comparable agreement, to:

      o     deliver various specified loan documents;

      o     file and/or record or cause a third party to file and/or record on its behalf various specified loan documents and assignments of those documents; and

      o     make various loan-specific representations and warranties.

      If it is later determined that any mortgage asset contributed by CRF fails to conform to the specified representations and warranties or there is a defect in or an omission with respect to certain specified mortgage loan documents related to that mortgage asset, which breach, defect or omission, as the case may be, is determined to have a material adverse effect on the value of the subject mortgage asset or such other standard as is described in the related prospectus supplement, then after being notified, CRF will generally have an obligation to cure the subject defect, omission or breach or to repurchase or, under certain circumstances, substitute for the subject mortgage asset.

      The table below indicates the size and growth of CRF's commercial mortgage loan securitization program:

      COUNTRYWIDE COMMERCIAL REAL ESTATE LOAN SECURITIZATION/SALE (IN MILLIONS)
-------------------------------------------------------------------------------------
                            2005           2006       THROUGH 9/30/07       TOTAL
                         ---------      -----------   ---------------    -----------

Fixed Rate Loans         $ 2,911.5      $   4,240.3    $   4,464.5       $  11,616.3
Floating Rate Loans          102.1            335.7          324.4             762.2
                         ---------      -----------    ------------      -----------
           TOTAL         $ 3,013.6      $   4,576.0    $   4,788.9       $  12,378.5
                         =========      ===========    ===========       ===========

      CRF's Underwriting Standards. Set forth below is a discussion of certain general underwriting guidelines of CRF with respect to multifamily and commercial mortgage loans originated by CRF. The underwriting guidelines described below may not apply to multifamily and commercial mortgage loans acquired by CRF from third party originators.

      Notwithstanding the discussion below, given the unique nature of income-producing real properties, the underwriting and origination procedures and the credit analysis with respect to any particular multifamily or commercial mortgage loan may differ significantly from one asset to another, and will be driven by circumstances particular to that property, including, among others, its type, current use, physical quality, size, environmental

                                      S-133

condition, location, market conditions, capital reserve requirements and additional collateral, tenants and leases, borrower identity, borrower sponsorship and/or performance history. Consequently, there can be no assurance that the underwriting of any particular multifamily or commercial mortgage loan will conform to the general guidelines described in this "--CRF's Underwriting
Standards" section.

      1.    LOAN ANALYSIS. CRF performs both a credit analysis and a collateral analysis with respect to each multifamily and commercial mortgage loan it originates. The credit analysis of the borrower may include a review of third-party credit reports, reports resulting from judgment, lien, bankruptcy and pending litigation searches and, if applicable, the loan payment history of the borrower and its principals. Generally, borrowers are required to be single-purpose entities, although exceptions may be made from time to time on a case-by-case basis. The collateral analysis includes an analysis, in each case to the extent available, of historical property operating statements, a current rent roll, a budget and a projection of future performance and a review of tenant leases. Depending on the type of real property collateral involved and other relevant circumstances, CRF's underwriting staff and/or legal counsel will review leases of significant tenants. CRF may also perform a limited qualitative review with respect to certain tenants located at the real property collateral, particularly significant tenants, credit tenants and sole tenants. CRF generally requires third-party appraisals, as well as environmental reports, building condition reports and, if applicable, seismic reports. Each report is reviewed for acceptability by a CRF staff member or a third-party reviewer. The results of these reviews are incorporated into the underwriting report.

      2.    LOAN APPROVAL. Prior to commitment, all multifamily and commercial mortgage loans to be originated by CRF must be approved by the CRF credit committee, which is comprised of representatives of CRF and its affiliates. The requirements of the committee vary by loan size. The committee may approve a mortgage loan as presented, request additional due diligence, modify the loan terms or decline a loan transaction.

      3.    DEBT SERVICE COVERAGE RATIO. The repayment of a multifamily or commercial mortgage loan is typically dependent upon the successful operation of the related real property collateral and the ability of that property to generate income sufficient to make debt service payments on the loan.
Accordingly, in connection with the origination of any multifamily or commercial mortgage loan, CRF will analyze whether cash flow expected to be derived from the subject real property collateral will be sufficient to make the required payments under that mortgage loan, taking into account, among other things, revenues and expenses for, and other debt currently secured by, or that in the future may be secured by, the subject real property collateral as well as debt secured by pledges of the ownership interests in the related borrower.

      The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

      o     the amount of income, net of operating expenses and capital expenditures, derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

      o     the sum of the scheduled payments of principal and/or interest during that given period required to be paid (i) on the subject mortgage loan under the related loan documents and (ii) on any other loan that is secured by a lien of senior or equal priority on the related real property collateral.

      However, the amount described in the first bullet of the preceding sentence is often a highly subjective number based on variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral.

                                      S-134

      For example, when calculating the debt service coverage ratio for a multifamily or commercial mortgage loan, CRF may utilize annual net cash flow that was calculated based on assumptions regarding projected rental income, expenses and/or occupancy, including, without limitation, one or more of the following:

      o     the assumption that a particular tenant at the subject real property collateral that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

      o     the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject real property collateral or is out for signature will be executed and in place on a future date;

      o     the assumption that a portion of currently vacant and unleased space at the subject real property collateral will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

      o     the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

      o     assumptions regarding the probability of renewal of particular leases and/or the re-leasing of certain space at the subject real property collateral and the anticipated effect on capital and re-leasing expenditures; and

      o     various additional lease-up assumptions and other assumptions regarding the payment of rent not currently being paid.

      There is no assurance that the foregoing assumptions made with respect to any prospective multifamily or commercial mortgage loan will, in fact, be consistent with actual property performance.

      Generally, the debt service coverage ratio for multifamily and commercial mortgage loans originated by CRF, calculated as described above, will be equal to or greater than 1.20x (subject to the discussion under "-Additional Debt"
below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, CRF may originate a multifamily or commercial mortgage loan with a debt service coverage ratio below 1.20x based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization) the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, CRF's judgment of improved property performance in the future and/or other relevant factors. In addition, CRF may originate a multifamily loan on a property in what is considered by CRF to be a strong market at a debt service coverage ratio that is lower than 1.20x.

      4.    LOAN-TO-VALUE RATIO. CRF also looks at the loan-to-value ratio of a prospective multifamily or commercial mortgage loan as one of the factors it takes into consideration in evaluating the likelihood of recovery if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

      o     the sum of the then outstanding principal balance of the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral, to

      o     the estimated as-is or as-stabilized value of the related real property collateral based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

                                      S-135

      Generally, the loan-to-value ratio for multifamily and commercial mortgage loans originated by CRF, calculated as described above, will be equal to or less than 81% (subject to the discussion under "--Additional Debt" below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, CRF may originate a multifamily or commercial mortgage loan with a loan-to-value ratio above 81% based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization), the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, CRF or the appraiser's judgment of improved property performance in the future and/or other relevant factors.

      5.    ADDITIONAL DEBT. When underwriting a multifamily or commercial mortgage loan, CRF will take into account whether the subject real property collateral and/or direct or indirect interest in a related borrower are encumbered by additional debt and will analyze the likely effect of that additional debt on repayment of the subject mortgage loan. It is possible that
CRF or an affiliate will be the lender on that additional debt.

      The debt service coverage ratio described above under "--Debt Service
Coverage Ratio" and the loan-to-value ratio described above under
"--Loan-to-Value Ratio" may be below 1.20x and above 81%, respectively, based on the existence of additional debt secured by the related real property collateral or directly or indirectly by equity interests in the related borrower.

      6.    ASSESSMENTS OF PROPERTY CONDITION. As part of the underwriting process, CRF will analyze the condition of the real property collateral for a prospective multifamily or commercial mortgage loan. To aid in that analysis,
CRF may, subject to certain exceptions, inspect or retain a third party to inspect the property and will obtain the property assessments and reports described below.

      (a)   Appraisals. CRF will, in most cases, require that the real property collateral for a prospective multifamily or commercial mortgage loan be appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute, a membership association of professional real estate appraisers. In addition, CRF will generally require that those appraisals be conducted in accordance with the Uniform Standards of Professional Appraisal
Practices developed by The Appraisal Foundation, a not-for-profit organization established by the appraisal profession. Furthermore, the appraisal report will usually include or be accompanied by a separate letter that includes a statement by the appraiser that the guidelines in Title XI of the Financial Institutions
Reform, Recovery and Enforcement Act of 1989 were followed in preparing the appraisal. In some cases, however, CRF may establish the value of the subject real property collateral based on a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      (b)   Environmental Assessment. CRF may require a Phase I environmental assessment with respect to the real property collateral for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant,
CRF may utilize an update of a prior environmental assessment or a desktop review. Alternatively, CRF might forego an environmental assessment in limited circumstances, such as when it requires the borrowers or its principal to obtain an environmental insurance policy or an environmental guarantee. Furthermore, an environmental assessment conducted at any particular real property collateral will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint and lead in drinking water will usually be conducted only at multifamily rental properties and only when CRF or the environmental consultant believes that such an analysis is warranted under the circumstances.

      Depending on the findings of the initial environmental assessment, CRF may require additional record searches or environmental testing, such as a Phase II environmental assessment with respect to the subject real property collateral.

      (c)   Engineering Assessment. In connection with the origination process,
CRF may require that an engineering firm inspect the real property collateral for any prospective multifamily or commercial mortgage loan

                                      S-136

to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, CRF will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

      (d)   Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4,
CRF may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is equal to or greater than 20% of the estimated replacement cost for the improvements at the property, CRF may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price. It should be noted, however, that in assessing probable maximum loss different assumptions may be used with respect to each seismic assessment, it is possible that some of the real properties that were considered unlikely to experience a probable maximum loss in excess of 20% of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

      7.    ZONING AND BUILDING CODE COMPLIANCE. In connection with the origination of a multifamily or commercial mortgage loan, CRF will generally examine whether the use and occupancy of the related real property collateral is in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may be in the form of one or more of the following: legal opinions; surveys; recorded documents; temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering or consulting reports; zoning reports; and/or representations by the related borrower.

      Where a property as currently operated is a permitted non-conforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, CRF will analyze whether--

      o     any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

      o     casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by
            CRF to be sufficient to pay off the related mortgage loan in full;

      o     the real property collateral, if permitted to be repaired or restored in conformity with current law, would in CRF's judgment constitute adequate security for the related mortgage loan; and/or

      o     to require the related borrower to obtain law and ordinance insurance (which may or may not be adequate to cover any potential related loss).

      8.    ESCROW REQUIREMENTS. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, CRF may require a borrower under a multifamily or commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves and/or environmental remediation. CRF conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by CRF. Furthermore, CRF may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee from the borrower or an affiliate of the borrower or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed. In certain situations, CRF may not require any reserves or escrows.

      Notwithstanding the foregoing discussion under this "--CRF's Underwriting
Standards" section, CRF may sell mortgage loans to the depositor for inclusion in the trust fund that vary from, or do not comply with, CRF's underwriting guidelines. In addition, in some cases, CRF's and/or its affiliates may not have strictly

                                      S-137

applied these underwriting guidelines as the result of a case-by-case permitted exception based upon other compensating factors.

      Natixis Real Estate Capital Inc.

      General. Natixis Real Estate Capital Inc. ("Natixis RE"), formerly known as IXIS Real Estate Capital Inc., is a New York corporation. Natixis RE is a wholly-owned subsidiary of Natixis Capital Markets North America Inc. (formerly
IXIS Capital Markets North America Inc.), which is more than a 95% owned subsidiary of Natixis North America Inc. (formerly IXIS North America Inc.), a wholly owned subsidiary of Natixis Corporate & Investment Bank (formerly IXIS
Corporate & Investment Bank) ("Natixis CIB"), a fully licensed bank under French law. The executive offices of Natixis RE are located at 9 West 57th Street, New
York, New York 10019, telephone number (212) 891-6152.

      Natixis RE has been primarily engaged in originating, purchasing and securitizing commercial and residential mortgage loans. Natixis RE also provides warehouse and repurchase financing to mortgage lenders and purchases closed, first- and subordinate-lien residential mortgage loans for securitization or resale, or for its own investment. Natixis CIB and its affiliates are engaged in a wide range of banking and investment banking activities in France and internationally. Natixis RE is an affiliate of Natixis Securities North America
Inc. (formerly, IXIS Securities North America Inc.), one of the underwriters.

      As of March 1, 2007, Natixis RE began originating certain commercial mortgage loans (including eight (8) of the mortgage loans being sold into the
ML-CFC Commercial Mortgage Trust 2007-9), through Natixis Commercial Mortgage
Funding, LLC (formerly, IXIS Commercial Mortgage Funding, LLC) ("NCMF"), an
entity unaffiliated with Natixis RE. Although legal title to such mortgage loans will be held by NCMF, Natixis RE, in its capacity as structuring agent for NCMF, will continue to source, underwrite, negotiate and document such mortgage loans.
Natixis RE will make the standard mortgage loan seller representations and warranties regarding such mortgage loans and will have the obligation to cure or repurchase any breach of a representation or warranty relating to such mortgage loans under the related mortgage loan purchase agreement. As such, unless otherwise noted, for all disclosure purposes in this free writing prospectus,
Natixis RE is deemed to be the originator and mortgage loan seller for such mortgage loans. The information below regarding Natixis RE's activities
(including statistical information) incorporates the activities of NCMF as if they were a single entity.

      Natixis RE's Commercial Real Estate Securitization Program. Natixis RE's
primary business is the underwriting and origination of mortgage loans secured by commercial or multifamily properties for Natixis RE's securitization program.
Substantially all mortgage loans originated by Natixis RE are sold to securitizations as to which Natixis RE acts as a mortgage loan seller. Natixis
RE, with its commercial mortgage lending affiliates and predecessors, began originating commercial mortgage loans for securitization in 1999 and securitizing commercial mortgage loans in 1998. As of December 31, 2006, the total amount of commercial mortgage loans originated and securitized by Natixis
RE and its predecessors is in excess of $11.0 billion. In its fiscal year ended
December 31, 2006, Natixis RE securitized in excess of $3.1 billion of commercial mortgage loans.

      Natixis RE's annual origination of loans secured by commercial real estate has grown from approximately $870 million in 1999 to approximately $4.8 billion in 2006. The commercial mortgage loans originated by Natixis RE include both fixed- and floating-rate loans and both smaller "conduit" loans and large loans.
Natixis RE primarily originates loans secured by retail, office, multifamily, hospitality, industrial and self-storage properties, but also originates loans secured by manufactured housing communities, theaters, land subject to a ground lease and mixed use properties. Natixis RE originates loans in every state.

      Natixis RE originates or acquires mortgage loans and, together with other sponsors or loan sellers, participates in the securitization of those loans by transferring them to a depositor, which in turn transfers them to the issuing entity for the securitization. In coordination with its affiliate, Natixis
Capital Markets North America Inc., and with other underwriters, Natixis RE works with rating agencies, investors, loan sellers and servicers in

                                      S-138

structuring the securitization transaction. Natixis RE currently acts as sponsor and mortgage loan seller in transactions in which other entities act as sponsors, loan sellers and/or depositors. Neither Natixis RE nor any of its affiliates currently act as servicer of the mortgage loans in its securitization.

      Natixis RE's Underwriting Standards.

      Loan Analysis and Approval. Conduit mortgage loans originated by Natixis
RE will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific loan. The underwriting criteria are general, and in many cases exceptions to one or more of these guidelines may be approved.
Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

      The Natixis RE credit underwriting team for each mortgage loan is required to conduct a review of the related mortgaged real property, generally including an analysis of the historical property operating statements, rent rolls, current and historical real estate taxes, and a review of tenant leases. The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the loan. This analysis generally includes a review of historical financial statements (which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the Natixis RE underwriting team visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and visibility and demand generators.

      Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from Natixis RE and its affiliates. The loan committee may either approve a mortgage loan as recommended, request additional due diligence, modify the terms, or reject a mortgage loan.

      Debt Service Coverage Ratio and Loan-to-Value Ratio. Natixis RE's
underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum loan-to-value ratio of 80%. However, these requirements constitute solely guidelines, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, Natixis
RE may originate a mortgage loan with a lower debt service coverage ratio or higher loan-to-value ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees, Natixis RE's judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by Natixis RE there may exist subordinate debt secured by the related mortgaged real property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher loan-to-value ratio, if such subordinate or mezzanine debt is taken into account.

      The debt service coverage ratio guidelines set forth above are calculated based on underwritten net cash flow at origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this prospectus supplement and Annex A-1 attached hereto may differ from the amount calculated at the time of origination. In addition, Natixis RE's underwriting guidelines generally permit a maximum amortization period of 30 years. However, certain loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage Pool" in this prospectus supplement.

      Escrow Requirements. Natixis RE often requires a borrower to fund various escrows for taxes and insurance, and may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in

                                      S-139

some cases only during periods when certain debt service coverage ratio tests are not satisfied. In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given reserve or escrow. Natixis RE conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by Natixis RE.

      Appraisals. Natixis RE requires that the mortgaged real property for a prospective mortgage loan be appraised by a state certified appraiser within the state such mortgaged real property is located. In addition, Natixis RE requires that those appraisals comply with the requirements of the Federal Institutions
Reform, Recovery and Enforcement Act of 1989.

      Environmental Assessments. Natixis RE may require a Phase I environmental assessment with respect to the real property for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant, Natixis RE may utilize an update of a prior environmental assessment, a transaction screen or a desktop review. Alternatively, Natixis RE might forego an environmental assessment in limited circumstances, such as when it has obtained the benefits of an environmental insurance policy or an environmental guarantee. Furthermore, an environmental assessment conducted at any particular real property will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint and lead in drinking water may be conducted only at multifamily rental properties and only when Natixis RE or the environmental consultant believes that special circumstances warrant such an analysis.
Depending on the findings of the initial environmental assessment, Natixis RE may require additional record searches or environmental testing, such as a Phase
II environmental assessment with respect to the subject real property.

      Engineering Assessment. In connection with the origination process,
Natixis RE may require that an engineering firm inspect the real property for any prospective multifamily or commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, Natixis RE will determine the appropriate response, if any, to any recommended repairs, corrections or replacements and any identified deferred maintenance.

      Seismic Report. Generally a seismic report is required for all mortgaged real properties located in seismic zones 3 or 4.

      Zoning and Building Code Compliance. In connection with the origination process, Natixis RE generally examines whether the use and operation of the mortgaged real properties are in material compliance with zoning and land-use related ordinances, rules, regulations and orders applicable to the use of the mortgaged real property. Evidence of this compliance may be in the form of one or more of the following: legal opinions, surveys, recorded documents, temporary or permanent certificates of occupancy, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports, and/or representations by the related borrower.

      Eurohypo AG, New York Branch. Eurohypo AG, New York Branch ("Eurohypo") is
the New York branch of Eurohypo Aktiengesellschaft ("Eurohypo AG"), a German
banking corporation. Eurohypo AG was formed in September 2002 by the merger of real estate banking subsidiaries of Allianz Group/Dresdner Bank, Deutsche Bank and Commerzbank. In January 2003, Allianz Group/Dresdner Bank's U.S. Real Estate
Investment Banking Group was merged into the newly formed Eurohypo AG. As of
April 2006, Commerzbank acquired the interests held by Deutsche Bank and Allianz
Group/Dresdner Bank. Eurohypo has offices in New York, Chicago and Los Angeles, and its principal offices are located at 1114 Avenue of the Americas, New York,
New York 10036.

      Eurohypo's primary business is the underwriting, origination, co-origination, participation, syndication and sale of loans secured by commercial or multifamily properties. Eurohypo originates loans both for its own portfolio and for securitization, utilizing separate criteria, processes and execution strategies for each. Mortgage

                                      S-140

loans originated by Eurohypo for its own portfolio may include loans that have structural features that may make them unsuitable for securitization. Some of these mortgage loans may be included in a securitization at a later time if at such time Eurohypo deems it desirable to do so. Eurohypo also originates mezzanine debt. Eurohypo sells some of the loans that it originates through CMBS securitizations. Eurohypo began originating and securitizing commercial loans in
2003. As of September 30, 2007, the total amount of mortgage loans originated by
Eurohypo since 2003 was approximately $23 billion, of which approximately $9.7 billion has been securitized. Eurohypo securitized approximately $428 million in
2003, $318 million in 2004, $2.776 billion in 2005, $3 billion in 2006, and
$3.249 billion in 2007 (excluding this securitization).

      The commercial mortgage loans originated by Eurohypo include both fixed and floating rate loans and both conduit loans and large loans. In the U.S.,
Eurohypo primarily originates loans secured by retail, office, multifamily, industrial and hospitality properties, but also originates loans secured by self storage, manufactured housing communities, parking garages, land subject to a ground lease, mixed use properties and other commercial property types.

      As a sponsor, Eurohypo originates mortgage loans, and together with other sponsors or loan sellers, initiates their securitization by transferring the mortgage loans to a depositor, which in turn transfers them to the issuing entity for the related securitization. Eurohypo has acted as a loan seller to one commercial mortgage transaction in which an affiliate of Credit Suisse First
Boston acted as depositor, to two commercial mortgage transactions in which an affiliate of Bank of America National Association acted as depositor and to several commercial mortgage transactions in which an affiliate of Wachovia Bank acted as depositor. Eurohypo has also participated in the LDP program in which
JPMCB, Nomura, PNC Bank and other financial institutions generally are or have been loan sellers.

      Neither Eurohypo nor any of its affiliates acts as servicer of the commercial mortgage loans in its securitizations. Instead, Eurohypo sells the right to be appointed servicer of its securitized loans to third-party servicers, including Midland Loan Services, Inc., Wachovia Bank, National
Association and Capmark Finance Inc., among others.

      Eurohypo's Underwriting Guidelines and Processes. Generally, all of the
Eurohypo loans intended to be sold into the securitization were originated or co-originated by Eurohypo. In general, mortgage loans which Eurohypo intends to securitize are generally originated in accordance with the underwriting criteria described in the paragraphs below. Each lending situation is unique, however, and the facts and circumstances surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific loan. The below underwriting criteria are general, and in several instances exceptions to one or more of these guidelines may be approved. Consequently, there can be no assurance that every mortgage loan will comply in all respects with the general guidelines described in the paragraphs below. Generally, underwriting is done prior to the closing of the mortgage loan. There can be no assurance that such financial, occupancy and other information remains accurate.

      Loan Analysis. Generally, Eurohypo performs both a credit analysis and collateral analysis with respect to each loan applicant and mortgage loan. The credit analysis of the borrower and certain key principals of the borrower generally includes a review of third-party credit reports or judgment, lien, bankruptcy and pending litigation searches. Borrowers are generally required to be single-purpose entities although depending on the size of the mortgage loan are generally not required to be bankruptcy-remote entities. The collateral analysis includes an analysis, to the extent available and/or applicable, of the recent historical property operating statements, rent rolls and certain tenant leases. Generally, a member of the mortgage loan underwriting team also conducts a site inspection to ascertain the overall quality, functionality and competitiveness of the property, including its neighborhood and market, accessibility and visibility, and to assess the tenancy of the property.
Eurohypo's collateral analysis also includes a review of third party appraisals, as well as environmental and property condition reports.

                                      S-141

      Loan Approval. Prior to closing, all mortgage loans are generally presented to a committee which includes senior personnel from Eurohypo, which committee may then submit the mortgage loan to Eurohypo's credit department for approval. Eurohypo's credit department may approve the proposed mortgage loan, decline the proposed mortgage loan, request additional due diligence, or modify the terms and/or conditions of the proposed mortgage loan.

      Debt Service Coverage Ratio and LTV Ratio. Eurohypo's underwriting includes a calculation of the debt service coverage ratio ("DSCR") and loan-to-value ratio ("LTV") in connection with the origination of a loan.
Eurohypo's underwriting criteria generally require a minimum DSCR of 1.20x and maximum LTV of 80%. However, these requirements constitute solely guidelines, and exceptions to these guidelines may be approved based on the individual characteristics for particular mortgage loans. In addition, with respect to certain mortgage loans originated by Eurohypo, there may exist subordinate mortgage debt or mezzanine debt. Such mortgage loans may have a lower DSCR and/or a higher LTV, if such subordinate or mezzanine debt is taken into account. Additionally, certain mortgage loans may provide for only interest payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan.

      The DSCR is generally calculated as underwritten net cash flow from the property as determined by Eurohypo divided by required payments on the mortgage loan based on the actual principal and/or interest due on the mortgage loan.
However, underwritten net cash flow is a highly subjective number based on a variety of assumptions regarding revenues and expenses with respect to the related property. For example, revenues or expenses may be expected to rise or fall based on property, submarket, market or industry norms or trends. In such cases, Eurohypo may choose to normalize certain income and/or expense items.

      The LTV, in general, is the ratio, expressed as a percentage, of the then outstanding principal balance of the debt facility divided by the estimated value of the related property based on an appraisal.

      Escrow Requirements. Generally, Eurohypo may require borrowers to fund various escrows for real estate taxes, property insurance, immediate repairs and replacement reserves. In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given escrow. Eurohypo conducts a case-by-case analysis to determine the need for a particular escrow. Consequently, the above escrows are not established for every mortgage loan originated by Eurohypo.

      In some cases major tenants and/or a significant number of smaller tenants have lease expirations within the mortgage loan term. To mitigate this risk, in certain cases, reserves may be funded (either at closing and/or during the term of the mortgage loan) to cover certain anticipated leasing commissions and/or tenant improvement costs which may be associated with re-leasing the space occupied by these tenants.

      In some cases, cash reserves or letters of credit are posted by the borrower as additional security for the mortgage loan which may be released to the borrower upon the satisfaction of certain performance related conditions including, the property achieving a certain DSCR, occupancy level or LTV.

      Assessment of Property Condition. As part of the underwriting process,
Eurohypo generally obtains the property assessments and reports described below:

      Appraisal. Eurohypo requires that the mortgaged real property be appraised by a state certified appraiser within the state the mortgaged real property is located. Eurohypo requires that the appraisal is made in conformity with Federal
Reserve Board regulations, the Uniform Standards of Professional Appraisal
Practice ("USPAP") as approved by the Appraisal Standards Board of the Appraisal
Foundation and FIRREA Title XI, 12 CFR Part 323 (FDIC) and 12 CFR Part 34 (RTQ.
In general, such appraisals represent the analysis and opinions of the respective appraisers as of the date of valuation, and are not guarantees of, and may not be indicative of, present or future value.

                                      S-142

      Environmental Assessment. At origination, Eurohypo generally requires an environmental site assessment ("ESA") with respect to the mortgaged real property prepared by an environmental consulting firm. In certain cases,
Eurohypo may utilize an update of a prior ESA or a desktop review. Depending on the findings of the ESA, Eurohypo may require additional due diligence and/or environmental testing, such as a Phase II environmental assessment with respect to a mortgaged real property. In cases in which the ESA identifies environmental conditions, Eurohypo generally requires the borrower to carry out remediation activities as recommended by such environmental consulting firm, to establish an operations and maintenance plan, to place sufficient funds in escrow or post a letter of credit at the time of origination to complete such remediation within a specified period of time, to obtain an environmental insurance policy for the mortgaged real property or to execute an indemnity agreement with respect to such condition. An ESA conducted at any particular mortgaged real property, however, will not necessarily identify all potential environmental issues.

      Property Condition Assessment. In connection with the origination process,
Eurohypo generally requires an independent licensed engineer to inspect the mortgaged real property. Such inspections are generally commissioned to inspect the exterior walls, roofing, interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements located at the mortgaged real property. Based on the resulting report, Eurohypo will determine its response to any recommended repairs, corrections or replacements and any identified deferred maintenance. In general, cash reserves may be established, or other security may be obtained, to fund or secure the payment of any material estimated deferred maintenance or replacement items.

      Seismic Report. Generally, a seismic report is required for all mortgaged real properties located in seismic zones 3 or 4.

      Zoning and Building Code Compliance. In connection with the origination process, Eurohypo will generally examine whether the use and operation of the mortgaged real properties are in material compliance with zoning and land-use related ordinances, rules, regulations and orders applicable to the use of the mortgaged real property. Evidence of this compliance may be in the form of one or more of the following: legal opinions, surveys, recorded documents, temporary or permanent certificates of occupancy, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports, and/or representations by the related borrower.

MORTGAGE LOAN SELLERS

      LNR Capital Services, Inc., LNR Carson Holdings, LLC and LNR Securities
Holdings LLC. LNR Capital Services, Inc., LNR Carson Holdings, LLC and LNR
Securities Holdings, LLC will be mortgage loan sellers (the "LNR Loan Sellers")
with respect to the series 2007-9 securitization transaction.

      We will acquire eight (8) of the mortgage loans that we intend to include in the trust fund directly from LNR Capital Services, Inc. Those mortgage loans will represent 0.6% of the initial mortgage pool balance, 6 of which are in loan group 1 and represent approximately 0.5% of the initial loan group 1 balance, and 2 of which are in loan group 2 and represent approximately 0.8% of the initial loan group 2 balance. In addition, we will acquire the mortgage loan identified in Annex A-1 to this prospectus supplement as 500 Carson Town Center
(representing 0.6% of the initial mortgage pool balance and 0.8% of the initial group 1 balance) directly from LNR Carson Holdings, LLC, and we will acquire the mortgage loan identified in Annex A-1 to this prospectus supplement as 751 St.
Marks, Ltd. (representing 0.0% of the initial mortgage pool balance and 0.2% of the initial group 2 balance) directly from LNR Securities Holdings, LLC.

      Each of the mortgage loans that we will acquire from the LNR Loan Sellers was acquired by the relevant mortgage loan seller from an unaffiliated third party.

                                      S-143

      LNR Capital Services, Inc. is a Florida corporation and LNR Carson
Holdings, LLC is a California limited liability company. Both LNR Capital
Services, Inc. and LNR Carson Holdings, LLC are wholly-owned subsidiaries of LNR
Property Holdings Limited, a Bermuda entity. LNR Securities Holdings, LLC is a
Delaware limited liability company and is 58% owned by LNR Property Holdings
Limited.

      LNR Securities Holdings, LLC will also acquire an interest in one or more classes of the certificates and will be the initial controlling class representative. The LNR Loan Sellers are also affiliates of LNR Partners, Inc., which is the Special Servicer.

THE MASTER SERVICERS

      Wells Fargo Bank, National Association. Wells Fargo Bank, National
Association will act as master servicer with respect to those mortgage loans acquired by us from Countrywide Commercial Real Estate Finance, Inc. and
Eurohypo AG, New York Branch and transferred by us to the trust. Certain servicing and administration functions will also be provided by one or more primary servicers that previously serviced the mortgage loans for the applicable mortgage loan seller.

      Wells Fargo Bank has originated and serviced commercial mortgage loans since before 1975 and has serviced securitized commercial mortgage loans since
1993. Wells Fargo Bank is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and Fitch. Moody's does not assign specific ratings to servicers. S&P has assigned to Wells Fargo Bank the ratings of STRONG as a primary servicer and as a master servicer and ABOVE AVERAGE as a special servicer. Fitch has assigned to
Wells Fargo Bank the ratings of CMS2 as a master servicer, CPS1 as a primary servicer and CSS1 as a special servicer. S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

      As of June 30, 2007, the commercial mortgage servicing group of Wells
Fargo Bank was responsible for servicing approximately 12,319 commercial and multifamily mortgage loans with an aggregate outstanding principal balance of approximately $118.3 billion, including approximately 11,546 loans securitized in approximately 103 commercial mortgage-backed securitization transactions with an aggregate outstanding principal balance of approximately $114.2 billion, and also including loans owned by institutional investors and government sponsored entities such as Freddie Mac. The properties securing these loans are located in all 50 states and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties. According to the Mortgage
Bankers Association of America, as of December 31, 2006, Wells Fargo Bank was
the fourth largest commercial mortgage servicer in terms of the aggregate outstanding principal balance of loans being master and/or primary serviced in commercial mortgage-backed securitization transactions.

      Wells Fargo Bank has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, measures for notifying borrowers of payment delinquencies and other loan defaults and for working with borrowers to facilitate collections and performance prior to the occurrence of a Servicing Transfer Event.

      A Wells Fargo Bank proprietary website (www.wellsfargo.com/com/comintro)
provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo Bank is master servicer.

      Wells Fargo Bank may appoint one or more sub-servicers to perform all or any portion of its duties under the pooling and servicing agreement. Wells Fargo
Bank monitors and reviews the performance of sub-servicers appointed by it.

                                      S-144

      Wells Fargo Bank has received an issuer rating of "Aaa" from Moody's.
Wells Fargo Bank's long term deposits are rated "Aaa" by Moody's, "AA" by S&P and "AA+" by Fitch.

      Wells Fargo & Company is the holding company for Wells Fargo Bank. Wells
Fargo & Company files reports with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended. Such reports include information regarding Wells Fargo Bank and may be obtained at the website maintained by the Securities and Exchange Commission at
http://www.sec.gov.

      Midland Loan Services, Inc. Midland Loan Services, Inc. ("Midland") will act as master servicer with respect to those mortgage loans acquired by us from
Merrill Lynch Mortgage Lending, Inc. (except the Farallon Portfolio Trust
Mortgage Loan) Natixis Real Estate Capital Inc. and the LNR Loan Sellers and
transferred by us to the trust. Certain servicing and administrative functions will also be provided by one or more primary servicers that previously serviced the mortgage loans for the applicable mortgage loan seller.

      Midland is a Delaware corporation and a wholly-owned subsidiary of PNC
Bank, National Association. Midland's principal servicing office is located at
10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

      Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets. Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial and multifamily mortgage-backed securities ("CMBS") by S&P, Moody's and Fitch.
Midland has received the highest rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from both S&P and
Fitch. S&P ranks Midland as "Strong" and Fitch ranks Midland as "1" for each category. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

      Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland's servicing agreements, including procedures for managing delinquent and special serviced loans. The policies and procedures are reviewed annually and centrally managed and available electronically within
Midland's Enterprise!(R) Loan Management System. Furthermore Midland's disaster recovery plan is reviewed annually.

      Midland will not have primary responsibility for custody services of original documents evidencing the mortgage loans. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard.

      No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

      From time-to-time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the pooling and servicing agreement.

      Midland currently maintains an Internet-based investor reporting system,
CMBS Investor Insight(R), that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-

                                      S-145

backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight through Midland's website at www.midlandls.com. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight.

      As of September 30, 2007, Midland was servicing approximately 25,506 commercial and multifamily mortgage loans with a principal balance of approximately $231 billion. The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico, Guam and Canada. Approximately
17,537 of such loans, with a total principal balance of approximately $156 billion, pertain to commercial and multifamily mortgage-backed securities. The related loan pools include multifamily, office, retail, hospitality and other income-producing properties.

      Midland has been servicing mortgage loans in commercial mortgage-backed securities transactions since 1992. The table below contains information on the size and growth of the portfolio of commercial and multifamily mortgage loans in commercial mortgaged-backed securities and other servicing transactions for which Midland has acted as master and/or primary servicer from 2004 to 2006.

                                            CALENDAR YEAR END
                                    (APPROXIMATE AMOUNTS IN BILLIONS)
                            -------------------------------------------------
   PORTFOLIO GROWTH
  - MASTER/PRIMARY                2004                2005              2006
------------------------        ------              ------             -------
CMBS...................           $70                $104               $139
Other..................            28                  32                 61
                                 ----               -----              -----
TOTAL..................           $98                $136               $200
                                  ===                ====               ====

      KeyCorp Real Estate Capital Markets, Inc. KeyCorp Real Estate Capital
Markets, Inc., an Ohio corporation ("KRECM"), is the master servicer under the
ML-CFC Series 2007-8 transaction and, in that capacity, will be the master servicer for the Farallon Portfolio Trust Mortgage Loan under the pooling and servicing agreement for the ML-CFC Series 2007-8 transaction. KRECM maintains servicing offices at 911 Main Street, Suite 1500, Kansas City, Missouri 64105
and 1717 Main Street, Suite 1000, Dallas, Texas 75201.

      KRECM has been engaged in the servicing of commercial mortgage loans since
1995 and commercial mortgage loans originated for securitization since 1998. The following table sets forth information about KRECM's portfolio of master or primary serviced commercial mortgage loans as of the dates indicated.

               LOANS                                              12/31/2004       12/31/2005         12/31/2006
        ----------------------------------------------------    -------------     ------------      --------------

    By Approximate Number:                                           5,345            11,218             11,322
    By Approximate Aggregate Principal Balance (in billions):       $34.094          $73.692            $94.726

      Within this servicing portfolio are, as of December 31, 2006, approximately 9,384 loans with a total principal balance of approximately $70 billion that are included in approximately 116 commercial mortgage-backed securitization transactions. KRECM's servicing portfolio includes mortgage loans secured by multifamily, office, retail, hospitality and other types of income-producing properties that are located throughout the United States. KRECM also services newly-originated commercial mortgage loans and mortgage loans acquired in the secondary market for issuers of commercial and multifamily mortgage-backed securities, financial institutions and a variety of investors and other third-parties. Based on the aggregate outstanding principal balance of loans being serviced as of December 31, 2006, the Mortgage Bankers Association
of America ranked KRECM the fifth largest commercial mortgage loan servicer in terms of total master and primary servicing volume.

      KRECM is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and
Fitch. Moody's does not assign specific ratings to servicers.

                                      S-146

KRECM is on S&P's Select Servicer list as a U.S. Commercial Mortgage Master
Servicer, and S&P has assigned to KRECM the rating of STRONG as a master servicer, primary servicer and special servicer. Fitch has assigned to KRECM the ratings of CMS1 as a master servicer, CPS1 as a primary servicer and CSS2+ as a special servicer. S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

      No securitization transaction involving commercial mortgage loans in which
KRECM is or has been acting as master servicer has experienced a master servicer event of default as a result of any action or inaction of KRECM as master servicer, including as a result of KRECM's failure to comply with the applicable servicing criteria in connection with any securitization transaction.

      KRECM's servicing system utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows KRECM to process mortgage servicing activities including: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports. KRECM generally uses the
CMSA format to report to trustees of commercial mortgage-backed securities
(CMBS) transactions and maintains a website (www.Key.com/Key2CRE) that provides access to reports and other information to investors in CMBS transactions for which KRECM is a master servicer.

      Certain duties and obligations of KRECM and the provisions of the ML-CFC
Series 2007-8 Pooling and Servicing Agreement are described in this prospectus supplement under "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9
Pooling and Servicing Agreement" and "Servicing of the Farallon Portfolio Loan
Combination". KRECM's ability to waive or modify any terms, fees, penalties or payments on the mortgage loans and the effect of that ability on the potential cash flows from the mortgage loans are described in this prospectus supplement under "Servicing of the Farallon Portfolio Loan Combination" and "Servicing of
the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
Agreement--Enforcement of Due-on-Sale and Due-on-Encumbrance Provisions" and
"--Modifications, Waivers, Amendments and Consents".

      KRECM's obligations under the ML-CFC Series 2007-8 Pooling and Servicing
Agreement to make delinquency advances and/or servicing advances, and the interest or other fees charged for those advances and the terms of KRECM's recovery of those advances, are generally similar, but not identical, to those described in this prospectus supplement under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" and "Servicing of the Mortgage Loans Under the ML-CFC
Series 2007-9 Pooling and Servicing Agreement--Required Appraisals" and
"--Servicing and Other Compensation and Payment of Expenses."

      KRECM will not have primary responsibility for the custody of original documents evidencing the mortgage loans (other than with respect to the Farallon
Portfolio Trust Mortgage Loan). Rather, the trustee acts as custodian of the original documents evidencing the mortgage loans. But on occasion, KRECM may have custody of certain original documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent KRECM performs custodial functions as the master servicer, original documents will be maintained in a manner consistent with the Servicing Standard.

      With respect to the Farallon Portfolio Trust Mortgage Loan, the events, circumstances and conditions that will be considered events of default under the
ML-CFC Series 2007-8 Pooling and Servicing Agreement are generally similar, but not identical, to those that will be considered events of default under the
ML-CFC series 2007-9 pooling and servicing agreement as described in this prospectus supplement under "Servicing of the Mortgage Loans Under the ML-CFC
Series 2007-9 Pooling and Servicing Agreement--Events of Default."

                                      S-147

      Certain terms of the ML-CFC Series 2007-8 Pooling and Servicing Agreement
regarding KRECM's removal, replacement, resignation or transfer are generally similar, but not identical, to those described in this prospectus supplement under "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling
and Servicing Agreement--Events of Default" and "--Rights Upon Event of
Default."

      The terms governing KRECM's liability under the ML-CFC Series 2007-8
Pooling and Servicing Agreement are generally similar, but not identical, to those of the ML-CFC series 2007-9 pooling and servicing agreement as described under "Description of the Governing Documents--Matters Regarding the Master
Servicer, the Special Servicer, the Manager and Us" in the accompanying base prospectus. Pursuant to the terms of the ML-CFC Series 2007-8 Pooling and
Servicing Agreement, KRECM (and its affiliates, directors, partners, members, managers, shareholders, officers, employees or agents) will not be under any liability to the ML-CFC series 2007-8 trust fund, the ML-CFC series 2007-8 underwriters, the parties to the ML-CFC Series 2007-8 Pooling and Servicing
Agreement, or any other person (including the ML-CFC series 2007-9 trust fund, as the holder of the Farallon Portfolio Trust Mortgage Loan) for any action taken or for refraining from the taking of any action, in good faith pursuant to the ML-CFC Series 2007-8 Pooling and Servicing Agreement, or for errors in judgment; but KRECM will not be protected against any breach of warranties or representations made in the ML-CFC Series 2007-8 Pooling and Servicing
Agreement, any expense or liability specifically required to be borne by KRECM without right of reimbursement pursuant to the terms of the ML-CFC Series 2007-8
Pooling and Servicing Agreement, or any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its obligations or duties under the ML-CFC Series 2007-8 Pooling and Servicing Agreement or negligent disregard of such obligations or duties. In addition, KRECM (and its affiliates, directors, shareholders, members, partners, managers, officers, employees or agents) will be indemnified and held harmless by the ML-CFC 2007-8 trust fund in accordance with the ML-CFC Series 2007-8
Pooling and Servicing Agreement against any loss, liability or expense
(including reasonable legal fees and expenses) incurred in connection with any legal action or claim relating to, among other things, the ML-CFC Series 2007-8
Pooling and Servicing Agreement, other than any loss, liability or expense (i)
specifically required to be borne by KRECM pursuant to the terms under the
ML-CFC Series 2007-8 Pooling and Servicing Agreement or that would otherwise constitute a servicing advance; (ii) incurred in connection with any breach of a representation or warranty made by KRECM under the ML-CFC Series 2007-8 Pooling and Servicing Agreement; (iii) incurred by reason of bad faith, willful misconduct or negligence in the performance of KRECM's obligations or duties under the ML-CFC Series 2007-8 Pooling and Servicing Agreement or negligent disregard of such obligations or duties; or (iv) incurred in connection with any violation of any state or federal securities law. With respect to the Farallon
Portfolio Loan Combination, KRECM is entitled to receive the indemnification described in the preceding sentence first from a loan combination custodial account established for collections on the Farallon Portfolio Loan Combination and then, if KRECM is not fully indemnified, from the holders of the mortgage loans that form the Farallon Portfolio Loan Combination (including the ML-CFC series 2007-9 trust fund, as the holder of the Farallon Portfolio Trust Mortgage
Loan) in accordance with the Farallon Portfolio Intercreditor Agreement. The
ML-CFC Series 2007-8 Pooling and Servicing Agreement provides that KRECM is entitled to reimbursement from the ML-CFC series 2007-9 master servicer in connection with the Farallon Portfolio Trust Mortgage Loan from the collection account established under the ML-CFC series 2007-9 pooling and servicing agreement.

      The manner in which collections on the mortgage loans are to be maintained is similar to that described under "Servicing of the Mortgage Loans Under the
ML-CFC Series 2007-9 Pooling and Servicing Agreement--Collection Accounts" in
this prospectus supplement. Generally, all amounts received by KRECM on the
Farallon Portfolio Loan Combination are initially deposited into a common clearing account with collections on other commercial mortgage loans serviced by
KRECM and are then allocated and transferred to the appropriate account, which appropriate account is similar to the collection account described under
"Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and
Servicing Agreement--Collection Accounts" in this prospectus supplement, within the time required by the ML-CFC Series 2007-8 Pooling and Servicing Agreement.
Similarly, KRECM generally transfers any amount that is to be disbursed to a common disbursement account on the day of the disbursement.

                                      S-148

      KRECM maintains the accounts it uses in connection with servicing commercial mortgage loans with its parent company, KeyBank National Association.
The following table sets forth the ratings assigned to KeyBank National
Association's long-term deposits and short-term deposits.

                                       S&P        FITCH             MOODY'S
                                      -----      -------       ----------------
       Long-Term Deposits:              A           A                 A1
      Short-Term Deposits:             A-1          F1                P-1

      KRECM believes that its financial condition will not have any material adverse effect on the performance of its duties under the ML-CFC Series 2007-8
Pooling and Servicing Agreement and, accordingly, will not have any material adverse impact on the mortgage pool performance or the performance of the series
2007-8 certificates. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against
KRECM or of which any of its property is the subject, that is material to the series 2007-8 certificateholders.

      KRECM has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item
1122 of Regulation AB. These policies, procedures and controls include, among other things, procedures to (i) notify borrowers of payment delinquencies and other loan defaults, (ii) work with borrowers to facilitate collections and performance prior to the occurrence of a servicing transfer event, and (iii) if a servicing transfer event occurs as a result of a delinquency, loss, bankruptcy or other loan default, transfer the subject loan to the special servicer.
KRECM's servicing policies and procedures for the servicing functions it will perform under the ML-CFC Series 2007-8 Pooling and Servicing Agreement for
assets of the same type included in the series 2007-8 securitization transaction are updated periodically to keep pace with the changes in the CMBS industry. For example, KRECM has, in response to changes in federal or state law or investor requirements, (i) made changes in its insurance monitoring and risk-management functions as a result of the Terrorism Risk Insurance Act of 2002 and (ii)
established a website where investors and mortgage loan borrowers can access information regarding their investments and mortgage loans. Otherwise, KRECM's servicing policies and procedures have been generally consistent for the last three years in all material respects.

      KRECM is, as ML-CFC Series 2007-8 Master Servicer, generally responsible for both master servicing functions and primary servicing functions with respect to the mortgage loans it is obligated to service under the ML-CFC Series 2007-8
Pooling and Servicing Agreement. However, KRECM is permitted to appoint one or more sub-servicers to perform all or any portion of its primary servicing functions under certain terms of the ML-CFC Series 2007-8 Pooling and Servicing
Agreement, which terms are generally similar, but not identical, to those described in this prospectus supplement under "Servicing of the Mortgage Loans
Under the ML-CFC Series 2007-9 Pooling and Servicing Agreement--Sub-Servicers."

      In addition, KRECM may from time to time perform some of its servicing obligations under the ML-CFC Series 2007-8 Pooling and Servicing Agreement
through one or more third-party vendors that provide servicing functions such as tracking and reporting of flood zone changes, performing UCC searches or filing
UCC financing statements and amendments.

      KRECM will, in accordance with its internal procedures and applicable law, monitor and review the performance of the sub-servicers that it appoints and any third-party vendors retained by it to perform servicing functions.

      KRECM is not an affiliate of the sponsor, the depositor, the mortgage loan sellers, the trust, the other master servicer, the issuing entity, the special servicer, the trustee, or any originator of any of the mortgage loans identified in this prospectus supplement.

                                      S-149

      The information set forth in this prospectus supplement concerning KRECM has been provided by it. KRECM will make no representations as to the validity or sufficiency of the ML-CFC Series 2007-8 Pooling and Servicing Agreement, the
series 2007-8 certificates, the mortgage loans or this prospectus supplement.

      See also section captioned "Servicing of the Farallon Portfolio Loan
Combination". The following sections contain references to certain of the obligations that KRECM may be required to perform under the ML-CFC Series 2007-8
Pooling and Servicing Agreement: "Servicing of the Mortgage Loans Under the
ML-CFC Series 2007-9 Pooling and Servicing Agreement--General", "--Servicing and
Other Compensation and Payment of Expenses", "--Enforcement of Due-on-Sale and
Due-on-Encumbrance Provisions", "--Modifications, Waivers, Amendments and
Consents" and "--Inspections; Collection of Operating Information" below in this prospectus supplement.

THE SPECIAL SERVICERS

      LNR Partners, Inc. ("LNR Partners"), a Florida corporation and a subsidiary of LNR Property Holdings Ltd. ("LNR"), will initially be appointed as special servicer for the mortgage pool (except with respect to the Farallon
Portfolio trust mortgage loan). The principal executive offices of LNR Partners are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and
its telephone number is (305)-695-5600. LNR through its subsidiaries, affiliates and joint ventures, is involved in the real estate investment, finance and management business and engages principally in:

      o     acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,

      o     investing in high-yielding real estate loans, and

      o     investing in, and managing as special servicer, unrated and non-investment grade rated commercial mortgaged backed securities
            ("CMBS").

      LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer as more particularly described in the series 2007-9 pooling and servicing agreement, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged real properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 14 years. The number of CMBS pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 207 as of September 30,
2007. More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to: (a) 84 domestic CMBS pools as of December
31, 2001, with a then current face value in excess of $53 billion; (b) 101 domestic CMBS pools as of December 31, 2002, with a then current face value in excess of $67 billion; (c) 113 domestic CMBS pools as of December 31, 2003, with a then current face value in excess of $79 billion; (d) 134 domestic CMBS pools as of December 31, 2004, with a then current face value in excess of $111 billion; (e) 142 domestic CMBS pools as of December 31, 2005, with a then current face value in excess of $148 billion (f) 143 domestic CMBS pools as of
December 31, 2006, with a then current face value in excess of $201 billion and
(g) 149 domestic CMBS pools as of September 30, 2007 with a then current face value in excess of $244 billion. Additionally, LNR Partners has resolved over
$18.0 billion of U.S. commercial and multifamily loans over the past 14 years, including approximately $1.1 billion of U.S. commercial and multifamily mortgage loans during 2001, $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004, $2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006 and $0.5 billion for the nine months ended September 30, 2007.

                                      S-150

      LNR or one of its affiliates generally seeks investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia,
Texas, Massachusetts, North Carolina, California and Colorado, and in Europe, in
England and Germany. As of September 30, 2007, LNR Partners had approximately
200 employees responsible for the special servicing of commercial real estate assets. As of September 30, 2007, LNR Partners and its affiliates specially service a portfolio, which included over 28,000 assets in the 50 states, the
District of Columbia, Europe, the Caribbean, Guam and Mexico with a then current face value of over $320 billion, all of which are commercial real estate assets.
Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the mortgage loans backing the series 2007-9 certificates. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the mortgage loans for tenants, purchasers, financing and so forth. LNR
Partners does not service any assets other than commercial real estate assets.

      LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the Servicing Standard.
Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged real property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged real property is located, and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered, LNR Partners' strategy is guided by the Servicing Standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

      LNR Partners has the highest ratings afforded to special servicers by S&P and Fitch, respectively.

      There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the series 2007-9 pooling and servicing agreement for assets of the same type included in this securitization transaction. LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to this securitization transaction. LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties under the series 2007-9 pooling and servicing agreement and, accordingly, will not have any material impact on the mortgage pool performance or the performance of the series 2007-9 certificates. Generally, LNR Partners' servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR
Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the Servicing Standard set forth in each of such pooling and servicing agreements. LNR Partners does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as special servicer, except with respect to the obligation to make servicing advances only on specially serviced mortgage loans in three commercial mortgage securitization transactions. Under certain circumstances, LNR Partners also has the obligation to make servicing advances and advances of delinquent debt service payments with respect to one collateralized debt obligation transaction.

      LNR Partners will not have primary responsibility for custody services of original documents evidencing the mortgage loans. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that LNR
Partners has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard.

                                      S-151

      No securitization transaction involving commercial, multifamily or manufactured housing community mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial, multifamily or manufactured housing community mortgage loans in which LNR Partners was acting as special servicer.

      There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the subject securitization, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its specially servicing of commercial mortgaged backed securitization pools generally.

      There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against LNR Partners or of which any of its property is the subject, that is material to the series 2007-9 certificateholders.

      Except with respect to the LNR Loan Sellers, LNR Partners is not an affiliate of the depositor, the mortgage loan sellers, the issuing entity, the master servicers, the trustee or any originator of any of the mortgage loans identified in this prospectus supplement.

      LNR Securities Holdings, LLC, one of the LNR Loan Sellers and an affiliate of LNR Partners and the other LNR Loan Sellers, will acquire an interest in one or more classes of the certificates and will be the initial controlling class representative. Otherwise, except for LNR Partners acting as special servicer for this securitization transaction, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the depositor, mortgage loan sellers or the trust, on the other hand, that currently exist or that existed during the past two years. In addition, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party - apart from the subject securitization transaction - between LNR Partners or any of its affiliates, on the one hand, and the depositor, the sponsors or the issuing entity, on the other hand, that currently exist or that existed during the past two years and that are material to an investor's understanding of the offered certificates.

      Midland Loan Services, Inc. Midland Loan Services, Inc. ("Midland") is the
special servicer under the ML-CFC Series 2007-8 transaction and, in that capacity will be the special servicer for the Farallon Portfolio Trust Mortgage
Loan under the ML-CFC Series 2007-8 Pooling and Servicing Agreement. See "--The
Master Servicers--Midland Loan Services, Inc." above for more information regarding Midland.

THE TRUSTEE

      LaSalle Bank National Association ("LaSalle") will act as trustee under the pooling and servicing agreement, on behalf of the certificateholders. In addition, LaSalle will act as custodian on behalf of the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625,
Chicago, Illinois, 60603. Attention: Global Securities and Trust
Services--ML-CFC Commercial Mortgage Trust 2007-9 or at such other address as the trustee may designate from time to time. LaSalle is a national banking association formed under the federal laws of the United States of America.

                                      S-152

      Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, acquired ABN AMRO
North America Holding Company, parent company of LaSalle Bank Corporation and
LaSalle, from ABN AMRO Bank N.V. The acquisition included all parts of the
Global Securities and Trust Services Group within LaSalle engaged in the business of acting as trustee, securities administrator, master servicer, custodian, collateral administrator, securities intermediary, fiscal agent and issuing and paying agent in connection with securitization transactions.

      LaSalle has extensive experience serving as trustee on securitizations of commercial mortgage loans. Since 1994, LaSalle has served as trustee or paying agent on over 720 commercial mortgage-backed security transactions involving assets similar to the mortgage loans to be included in the trust. As of
September 30, 2007, LaSalle served as trustee or paying agent in over 480 commercial mortgage-backed security transactions. The long-term unsecured debt of LaSalle is rated "AA+" by S&P, "Aaa" by Moody's and "AA" by Fitch. The depositor, the master servicers, the special servicer and the trustee may maintain other banking relationships in the ordinary course of business with the trustee.

      In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the pooling and servicing agreement.
LaSalle provides custodial services on over 1100 residential, commercial and asset-backed securitization transactions and maintains almost 3.0 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine,
California. LaSalle's two vault locations can maintain a total of approximately
6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly reconciliation process. LaSalle uses a proprietary collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

      There are no legal proceedings pending against LaSalle, or to which any property of LaSalle is subject, that is material to the certificateholders, nor does LaSalle have actual knowledge of any proceedings of this type contemplated by governmental authorities.

      In addition to having express duties under the pooling and servicing agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the pooling and servicing agreement is governed by New York law, certain New York state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the pooling and servicing agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York
common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The pooling and servicing agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

                                      S-153

      See also "Description of the Governing Documents--The Trustee," "--Duties
of the Trustee," "--Matters Regarding the Trustee" and "--Resignation and
Removal of the Trustee" in the accompanying base prospectus.

THE CERTIFICATE ADMINISTRATOR

      Wells Fargo Bank, National Association ("Wells Fargo Bank") will act as certificate administrator under the pooling and servicing agreement. Wells Fargo
Bank is a national banking association and a wholly-owned subsidiary of Wells
Fargo & Company. A diversified financial services company with approximately
$482 billion in assets, 23+ million customers and 158,000 employees as of
December 31, 2006, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The depositor, the mortgage loan sellers, the master servicers and the special servicers may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank's principal corporate trust offices are located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota
55479-0113.

      Under the terms of the pooling and servicing, the certificate administrator is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, the certificate administrator is responsible for the preparation of all REMIC and grantor trust tax returns on behalf of the trust fund and the preparation of monthly reports on Form 10-D (in regards to distribution and pool performance information) and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing Trust. Wells Fargo Bank has been engaged in the business of securities administration in connection with mortgage-backed securities in excess of 20 years and in connection with commercial mortgage-backed securities since 1997. It has acted as securities administrator with respect to more than 365 series of commercial mortgage-backed securities, and, as of September 30, 2007, was acting as securities administrator with respect to more than $415 billion of outstanding commercial mortgage-backed securities.

      Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the 12 months ended December 31,
2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period. The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function. The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures. Despite the fact that the platform of transactions to which such assessment of compliance relates included commercial mortgage-backed securities transactions, the errors described above did not occur with respect to any such commercial mortgage-backed securities transactions.

      There have been no material changes to Wells Fargo's policies or procedures with respect to its securities administration function other than changes required by applicable laws.

      In the past three years, Wells Fargo has not materially defaulted in its certificate administration obligations under any pooling and servicing agreement or caused an early amortization or other performance triggering event because of servicing by Wells Fargo with respect to commercial mortgage-backed securities.

                                      S-154

SIGNIFICANT OBLIGORS

      The mortgage loan identified on Annex A-1 to this prospectus supplement as
Farallon Portfolio represents more than 10% of the initial mortgage pool balance. Therefore the related borrower will be considered a significant obligor. See the portion of Annex C captioned "Farallon Portfolio."

         AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We, the depositor, are affiliated with the following parties: (i) Merrill
Lynch Mortgage Lending, Inc, a sponsor and mortgage loan seller and (ii) Merrill
Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters.

      Merrill Lynch Mortgage Lending, Inc., a sponsor and mortgage loan seller, is affiliated with the following parties: (i) Merrill Lynch Mortgage Investors.,
Inc, the depositor and (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated,
one of the underwriters.

      Countrywide Commercial Real Estate Finance, Inc., a sponsor and mortgage loan seller, is affiliated with Countrywide Securities Corporation, one of the underwriters.

      Natixis Real Estate Capital Inc. is an affiliate of Natixis Securities
North America Inc., which is one of the underwriters.

      LNR Capital Services, Inc., LNR Carson Holdings, LLC and LNR Securities
Holdings, LLC are affiliates of LNR Partners, Inc., which is the special servicer for the mortgage loans that will be serviced under the ML-CFC series
2007-9 pooling and servicing agreement, and are affiliates of the entity that is expected to purchase the class of non-offered certificates that will initially be the controlling class of certificates.

      LaSalle Bank National Association and Merrill Lynch Mortgage Lending, Inc.
("MLML") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MLML for certain commercial mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for some of the mortgage loans to be sold by MLML to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

      LaSalle Bank National Association and Natixis Real Estate Capital Inc.,
formerly known as IXIS Real Estate Capital Inc., formerly known as CDC Mortgage
Capital Inc. ("Natixis") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to Natixis for certain commercial mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for some of the mortgage loans to be sold by Natixis to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

                                      S-155

                    SERVICING OF THE MORTGAGE LOANS UNDER THE
              ML-CFC SERIES 2007-9 POOLING AND SERVICING AGREEMENT

GENERAL

      The servicing of the mortgage loans in the trust (other than the Farallon
Portfolio Trust Mortgage Loan) will be governed by the pooling and servicing agreement. This "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9
Pooling and Servicing Agreement" section contains summary descriptions of some of the provisions of the pooling and servicing agreement relating to the servicing and administration of the mortgage loans (other than the Farallon
Portfolio Trust Mortgage Loan) and any real estate owned by the trust (which will not include the Farallon Portfolio REO Property). The following section, captioned "Servicing of the Farallon Portfolio Loan Combination" discusses certain aspects of the servicing of the Farallon Portfolio Trust Mortgage Loan under the ML-CFC Series 2007-8 Pooling and Servicing Agreement. You should also refer to the accompanying base prospectus, in particular the section captioned
"Description of the Governing Documents" for additional important information regarding provisions of the pooling and servicing agreement that relate to the rights and obligations of the master servicers and the special servicer.

      The servicing of the Farallon Portfolio Loan Combination will be governed by the ML-CFC Series 2007-8 Pooling and Servicing Agreement and the Farallon
Portfolio Intercreditor Agreement. All decisions, consents, waivers, approvals and other actions in respect of the Farallon Portfolio Loan Combination will be effected in accordance with the ML-CFC Series 2007-8 Pooling and Servicing
Agreement and the Farallon Portfolio Intercreditor Agreement. Consequently, the
servicing provisions set forth herein will not be applicable to the Farallon
Portfolio Loan Combination, the servicing of which will instead be governed by the ML-CFC Series 2007-8 Pooling and Servicing Agreement. The servicing standard under the ML-CFC Series 2007-8 Pooling and Servicing Agreement is substantially similar to the Servicing Standard under the ML-CFC Series 2007-9 pooling and servicing agreement. See "Servicing of the Farallon Portfolio Loan Combination"
below.

      The pooling and servicing agreement provides that each master servicer and the special servicer must service and administer the mortgage loans and any real estate owned by the trust for which it is responsible directly or through sub-servicers, in accordance with--

      o     any and all applicable laws; and

      o     the express terms of the pooling and servicing agreement and the respective mortgage loans.

      Furthermore, to the extent consistent with the preceding paragraph, each master servicer and the special servicer must service and administer the mortgage loans and any real estate owned by the trust for which it is responsible in accordance with the Servicing Standard.

      In general, the master servicers will be responsible for the servicing and administration of--

      o     all mortgage loans (other than the Farallon Portfolio Trust Mortgage
            Loan) as to which no Servicing Transfer Event has occurred; and

      o     all worked out mortgage loans (other than the Farallon Portfolio
            Trust Mortgage Loan) as to which no new Servicing Transfer Event has occurred.

      The special servicer, on the other hand, will be responsible for the servicing and administration of each mortgage loan (other than the Farallon
Portfolio Trust Mortgage Loan) as to which a Servicing Transfer Event has occurred and which has not yet been worked out with respect to that Servicing
Transfer Event. The special servicer will also be responsible for the administration of each mortgaged real property that has been acquired by the trust with respect to a defaulted mortgage loan through foreclosure, deed-in-lieu of foreclosure or otherwise.

                                      S-156

      Despite the foregoing, the pooling and servicing agreement will require each master servicer to continue to receive payments and prepare certain reports to the certificate administrator required to be prepared with respect to any specially serviced mortgage loans that were previously non-specially serviced mortgage loans it was responsible for servicing and, otherwise, to render other incidental services with respect to any specially serviced mortgage loans and
REO Properties. Neither master servicer nor the special servicer will have responsibility for the performance by another servicer of its obligations and duties under the pooling and servicing agreement.

      Each master servicer will transfer servicing of a mortgage loan that it is responsible for servicing to the special servicer upon the occurrence of a
Servicing Transfer Event with respect to that mortgage loan. The special servicer will return the servicing of the subject mortgage loan to the applicable master servicer, and that mortgage loan will be considered to have been worked out, if and when all Servicing Transfer Events with respect to that mortgage loan cease to exist as described in the definition of "Servicing
Transfer Event" in the glossary to this prospectus supplement, in which event that mortgage loan would be considered to be a worked out mortgage loan.

      Each Non-Trust Loan (other than the Farallon Portfolio Non-Trust Mortgage
Loans) will be serviced by the applicable master servicer and the special servicer in accordance with the pooling and servicing agreement and the related
Loan Combination Intercreditor Agreement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

      The Master Servicing Fee. The principal compensation to be paid to each master servicer with respect to its master servicing activities will be its master servicing fee.

      With respect to each master servicer, the master servicing fee:

      o     will be earned with respect to each and every mortgage loan
            (including, in the case of Midland, the Farallon Portfolio Trust
            Mortgage Loan) in the trust that it is responsible for servicing as of the date of the initial issuance of the certificates, including--

            1.    each such mortgage loan, if any, that becomes a specially
                  serviced mortgage loan; and

            2.    each such mortgage loan, if any, as to which the corresponding mortgaged real property has become REO Property; and

      o     in the case of each applicable mortgage loan, will--

            1.    be calculated on the same interest accrual basis as that
                  mortgage loan, which will be either of a 30/360 Basis or an
                  Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a
                  360-day year);

            2.    accrue at the related master servicing fee rate;

            3.    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that
                  mortgage loan; and

            4.    be payable (a) monthly from amounts received with respect to interest on that mortgage loan and/or (b) if the subject
                  mortgage loan and any related REO Property has been
                  liquidated, out of general collections on the mortgage pool.

                                      S-157

      Subject to certain conditions, the master servicers are each entitled, under the pooling and servicing agreement, to receive, or to assign or pledge to any qualified institutional buyer or institutional accredited investor (other than a Plan), an excess servicing strip, which is a portion of its master servicing fee. If either master servicer resigns or is terminated as a master servicer, it (or its assignee) will continue to be entitled to receive the excess servicing strip and will be paid that excess servicing strip (except to the extent that any portion of that excess servicing strip is needed to compensate any successor master servicer for assuming its duties as a master servicer under the pooling and servicing agreement). We make no representation or warranty regarding whether, following any resignation or termination of a master servicer, (a) any holder of the excess servicing strip would dispute the trustee's determination that any portion of the excess servicing strip was necessary to compensate a successor master servicer or (b) the ability of the trustee to successfully recapture the excess servicing strip or any portion of that strip from any holder of the excess servicing strip, in particular if that holder were the subject of a bankruptcy or insolvency proceeding.

      The master servicing fee rate with respect to the mortgage loans varies on a loan-by-loan basis and ranges from 0.0200% per annum to 0.1100% per annum
(inclusive of the servicing fee rate payable with respect to the Farallon
Portfolio Trust Mortgage Loan pursuant to the ML-CFC Series 2007-8 Pooling and
Servicing Agreement). The weighted average master servicing fee rate for the mortgage pool was 0.02082% per annum as of the cut-off date. For purposes of this prospectus supplement, master servicing fees include primary servicing fees
(but, except otherwise specifically indicated, not fees payable to the ML-CFC
Series 2007-8 Master Servicer under the ML-CFC Series 2007-8 Pooling and
Servicing Agreement), which are the portion of the master servicing fees paid to the applicable master servicer or a third-party primary servicer for directly servicing mortgage loans.

      Investment Income. Each master servicer will be authorized, but not required, to invest or direct the investment of funds held in its collection account, or in any and all accounts maintained by it that are escrow and/or reserve accounts, only in Permitted Investments. See "--Collection Accounts"
below. Each master servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds.

      The special servicer will be authorized, but not required, to invest or direct the investment of funds held in its REO account in Permitted Investments.
See "--REO Properties" below. The special servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds without any right to reimbursement.

      Prepayment Interest Shortfalls. The pooling and servicing agreement provides that, if any Prepayment Interest Shortfalls are incurred by reason of voluntary principal prepayments being made by borrowers with respect to any mortgage loans (other than specially serviced mortgage loans) (including the
Farallon Portfolio Trust Mortgage Loan) during any collection period (other than principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds and other than following a material default), each master servicer (with respect to any mortgage loan serviced by it that experienced such a principal prepayment) must make a nonreimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

      o     the total amount of those Prepayment Interest Shortfalls incurred with respect to mortgage loans master serviced by that master servicer; and

                                      S-158

      o     the sum of the following components of that master servicer's total servicing compensation for that same collection period--

            1.    that portion of the master servicing fees that represents an accrual at a rate of 0.01% per annum; and

            2.    the total amount of Prepayment Interest Excesses that were collected by that master servicer during the subject
                  collection period;

provided, however, that if a Prepayment Interest Shortfall occurs as a result of the applicable master servicer's allowing the related borrower to deviate from the terms of the related loan documents regarding principal prepayments (other than (a) subsequent to a material default under the related loan documents, (b)
pursuant to applicable law or a court order, or (c) at the request or with the consent of the special servicer or the controlling class representative), then, for purposes of determining the payment that the applicable master servicer will be required to make to cover that Prepayment Interest Shortfall, the reference to "master servicing fee" in clause 1 of the second bullet of this paragraph will be construed to include the entire master servicing fee payable to that master servicer for that same collection period, inclusive of any portion payable to a third party primary servicer and any portion that constitutes the excess servicing strip, and the amount of any investment income earned by that master servicer on the related principal prepayment while on deposit in its collection account. Without limiting the generality of the foregoing, in the absence of the consent of the special servicer (which consent will be deemed to have been given if a response is not received within a specified number of days), neither master servicer may allow a borrower to deviate from the terms of the related loan documents regarding voluntary principal prepayments (other than
(a) with respect to principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds or (b) pursuant to applicable law or a court order) if a Prepayment Interest Shortfall in excess of the amount required to be covered by the subject master servicer would occur as a result of the deviation.

      No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls, and the applicable master servicer's obligation to make payments to cover Prepayment Interest Shortfalls in respect of a particular collection period will not carry over to any following collection period. In addition, the applicable master servicer will be required to apply any Prepayment Interest Excesses with respect to a particular collection period, that are not otherwise used to cover Prepayment Interest Shortfalls as described above, to cover any shortfalls in interest caused as a result of the prepayment of a mortgage loan by the application of a condemnation award or casualty insurance proceeds, in each case that are actually received, in reduction of the subject mortgage loan's principal balance.

      Any payments made by a master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls will be included among the amounts payable as principal and interest on the certificates on that distribution date as described under "Description of the Offered Certificates--Payments" in this prospectus supplement. If the aggregate amount of the payments made by the master servicers with respect to any distribution date to cover Prepayment
Interest Shortfalls is less than the total of all the Prepayment Interest
Shortfalls incurred with respect to the mortgage pool during the related collection period, then the resulting Net Aggregate Prepayment Interest
Shortfall will be allocated among the respective interest-bearing classes of the certificates (other than the class XC, XP and Y certificates), in reduction of the interest payable on those certificates, as and to the extent described under
"Description of the Offered Certificates--Payments--Payments of Interest" in
this prospectus supplement.

                                      S-159

      Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities will be--

      o     the special servicing fee;

      o     the workout fee; and

      o     the principal recovery fee.

      The Special Servicing Fee.  The special servicing fee:

      o     will be earned with respect to--

            1.    each specially serviced mortgage loan (other than the Farallon
                  Portfolio Trust Mortgage Loan), if any; and

            2     each mortgage loan (other than the Farallon Portfolio Trust
                  Mortgage Loan), if any, as to which the corresponding
                  mortgaged real property has become REO Property; and

      o     with respect to each such mortgage loan, will--

            1.    be calculated on the same interest accrual basis as that
                  mortgage loan, which will be either of a 30/360 Basis or an
                  Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a
                  360-day year);

            2.    accrue at a special servicing fee rate of 0.35% per annum (but in any event may not be less than $4,000 in any month with respect to any specially serviced mortgage loan and each
                  mortgage loan as to which the related mortgaged real property has become REO Property);

            3.    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan; and

            4.    will be payable monthly from related liquidation proceeds, insurance proceeds and condemnation proceeds and then from general collections on all the mortgage loans and any REO
                  Properties, that are on deposit in the master servicers'
                  collection accounts from time to time.

      The Workout Fee. The special servicer will, in general, be entitled to receive a workout fee with respect to each specially serviced mortgage loan that has been worked out by it. The workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest and principal received on the subject mortgage loan for so long as it remains a worked out mortgage loan. The workout fee with respect to any worked out mortgage loan will cease to be payable if a new Servicing Transfer Event occurs with respect to the mortgage loan. However, a new workout fee would become payable if the mortgage loan again became a worked out mortgage loan with respect to that new Servicing Transfer Event. If the special servicer is terminated or resigns, it will retain the right to receive any and all workout fees payable with respect to those mortgage loans (other than the Farallon
Portfolio Trust Mortgage Loan) that became worked out mortgage loans during the period that it acted as special servicer and remained (and with respect to those mortgage loans that, subject to the conditions set forth in the pooling and servicing agreement, were about to become) worked out mortgage loans at the time of its termination or resignation. The successor special servicer will not be entitled to any portion of those workout fees. Although workout fees are intended to provide the special servicer with an

                                      S-160

incentive to better perform its duties, the payment of any workout fee will reduce amounts payable to the certificateholders.

      The Principal Recovery Fee. Except as described in the following paragraph, the special servicer will be entitled to receive a principal recovery fee with respect to: (a) each specially serviced mortgage loan (or any replacement mortgage loan substituted for it) for which the special servicer obtains a full or discounted payoff from the related borrower; and (b) any specially serviced mortgage loan or REO Property as to which the special servicer receives any liquidation proceeds, insurance proceeds or condemnation proceeds. The principal recovery fee will be payable from any full or discounted payoff, liquidation proceeds, insurance proceeds or condemnation proceeds. As to each specially serviced mortgage loan and REO Property, the principal recovery fee will be payable from, and will be calculated by application of a principal recovery fee rate of 1.0% to, the related payment or proceeds.

      Notwithstanding anything to the contrary described in the prior paragraph, no principal recovery fee will be payable based on, or out of, payments or proceeds received in connection with:

      o     the repurchase or replacement of any mortgage loan by a loan seller for a breach of representation or warranty or for defective or deficient loan documentation, as described under "Description of the
            Mortgage Pool--Repurchases and Substitutions" in this prospectus supplement within the time period (or extension thereof) provided for such repurchase or replacement or, if such repurchase or replacement occurs after such time period, if the mortgage loan seller was acting in good faith to resolve such breach or defect, within such further period that will not end beyond the date that is
            120 days following the end of the initial time period, which is 90 days, provided for such repurchase or replacement;

      o     except as described under "--Realization Upon Defaulted Mortgage
            Loans" below with respect to certain assignees, the purchase of any defaulted mortgage loan or REO Property by the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates, as described under "--Realization Upon
            Defaulted Mortgage Loans" below;

      o     the purchase of an A-Note Trust Mortgage Loan by the holder of the related B-Note Non-Trust Loan, as described under "Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement unless provided for under the related Loan Combination
            Intercreditor Agreement;

      o     the purchase of any mortgage loan by a mezzanine lender pursuant to the related mezzanine intercreditor agreement unless provided for under the related mezzanine intercreditor agreement;

      o     the purchase of all the mortgage loans and REO Properties by a master servicer, the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates in connection with the termination of the trust, as described under
            "Description of the Offered Certificates--Termination" in this prospectus supplement;

      o     the exchange, following the date on which the total principal balances of the offered certificates are reduced to zero, of all the remaining certificates (other than the REMIC residual certificates)
            for all the mortgage loans and REO Properties in the trust at the time of exchange, subject to the conditions set forth in the pooling and servicing agreement; and

      o     the payoff or liquidation of the Farallon Portfolio Trust Mortgage
            Loan.

                                      S-161

      Although principal recovery fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any principal recovery fee will reduce amounts payable to the certificateholders.

      Loan Combinations. Any special servicing fees, workout fees and principal recovery fees with respect to a Loan Combination may be paid out of collections on the entire Loan Combination, except to the extent those fees relate to a
B-Note Non-Trust Loan, in which case the special servicer, subject to the provisions of the applicable Loan Combination Intercreditor Agreement, will be entitled to receive those fees solely from collections in respect of the subject
B-Note Non-Trust Loan.

      If the Farallon Portfolio Loan Combination becomes a specially serviced mortgage loan under the ML-CFC Series 2007-8 Pooling and Servicing Agreement,
the ML-CFC Series 2007-8 Special Servicer will be entitled to similar compensation pursuant to such ML-CFC Series 2007-8 Pooling and Servicing
Agreement. If funds received in respect of the Farallon Portfolio Trust Mortgage
Loan are insufficient to pay such compensation to the ML-CFC Series 2007-8
Special Servicer, a pro rata portion of such amounts will be withdrawn from general collections on the mortgage loans in the ML-CFC Series 2007-8
Securitization and from general collections on the mortgage loans in the trust.
The special servicer under the pooling and servicing agreement is not entitled to the foregoing fees with respect to the Farallon Portfolio Trust Mortgage
Loan.

      Additional Servicing Compensation. As additional master servicing compensation, each master servicer will be entitled to receive any Prepayment
Interest Excesses collected with respect to the mortgage loans (including, in the case of Midland, the Farallon Portfolio Trust Mortgage Loan) it is
responsible for servicing (except to the extent required to offset any
Prepayment Interest Shortfalls or any shortfall caused by the application of a condemnation award or casualty insurance proceeds with respect to the mortgage loans it is responsible for servicing).

      In addition, the following items collected on any mortgage loan in the mortgage pool will be allocated between the applicable master servicer and the special servicer as additional compensation in accordance with the pooling and servicing agreement:

      o     any late payment charges and Penalty Interest actually collected on any particular mortgage loan in the mortgage pool, which late payment charges and Penalty Interest are not otherwise applied--

            1.    to pay the applicable master servicer, the special servicer or the trustee, as applicable, any unpaid interest on Advances made by that party with respect to that mortgage loan or the related mortgaged real property,

            2.    to reimburse the trust fund for any interest on Advances that were made with respect to that mortgage loan or the related mortgaged real property, which interest was paid to the
                  applicable master servicer, the special servicer or the
                  trustee, as applicable, from a source of funds other than late payment charges and Penalty Interest collected on that
                  mortgage loan,

            3.    to pay, or to reimburse the trust fund for, any expenses
                  incurred by the special servicer in connection with inspecting the related mortgaged real property following a Servicing
                  Transfer Event with respect to that mortgage loan or after that property has become an REO Property, or

            4.    to pay, or to reimburse the trust fund for, any other expenses incurred with respect to that mortgage loan or the related mortgaged real property that are or, if paid from a source

                                      S-162

                  other than Penalty Interest and/or late payment charges
                  collected on that mortgage loan, would result in an Additional
                  Trust Fund Expense; and

      o     any modification fees, assumption fees, assumption application fees, earnout fees, release fees, consent/waiver fees, extension fees, defeasance fees and other comparable transaction fees and charges.

      Payment of Expenses; Servicing Advances. The master servicers and the special servicer will each be required to pay their respective overhead costs and any general and administrative expenses they incur in connection with their servicing activities under the pooling and servicing agreement. Neither master servicer nor the special servicer will be entitled to reimbursement for expenses except as expressly provided in the pooling and servicing agreement.

      Any and all customary, reasonable and necessary out of pocket costs and expenses incurred by a master servicer, the trustee or, in some cases, the special servicer, in connection with the servicing of a mortgage loan, if a default is imminent thereunder or after a default, delinquency or other unanticipated event, or in connection with the administration of any REO
Property, will be servicing advances. Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property.

      The special servicer will be required to notify the applicable master servicer as to when it must make servicing advances with respect to a specially serviced mortgage loan or REO Property (other than the Farallon Portfolio Loan
Combination or the Farallon Portfolio REO Property). Generally, the special servicer must make the request at least five business days (or, in an emergency situation, not less than two business days) prior to the date the Advance must be made. The applicable master servicer must make the requested servicing advance within a specified number of days following its receipt of the request.
As discussed below, the special servicer will have the option, but not the obligation, to make such Advances on an emergency or urgent basis.

      If a master servicer is required under the pooling and servicing agreement to make a servicing advance, but does not do so within 15 days after the servicing advance is required to be made, then the trustee will be required:

      o     if it has actual knowledge of the failure, to give that master servicer notice of its failure; and

      o     if the failure continues for five more business days, to make the servicing advance.

      Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicers, the special servicer or the trustee will be obligated to make servicing advances that, it determines in accordance with the Servicing Standard (in the case of a master servicer or special servicer) or its good faith business judgment (in the case of the trustee), would not be ultimately recoverable, together with interest accrued on that advance, from expected collections on the related mortgage loan or REO
Property. The trustee will be entitled to rely on any determination of nonrecoverability made by a master servicer. In addition, the special servicer may also determine that any servicing advance made or proposed to be made by a master servicer or the trustee is not recoverable, together with interest accrued on that servicing advance, from proceeds of the mortgage loan to which that Advance relates, and the applicable master servicer and the trustee will be required to act in accordance with that determination (on which determination they will, as provided in the pooling and servicing agreement, be entitled to conclusively rely).

      If a master servicer, the special servicer or the trustee makes any servicing advance that it (or, in the case of a master servicer or the trustee, the special servicer) subsequently determines, in its judgment, is not recoverable, together with interest accrued on that Advance, from expected collections on the related mortgage loan or REO Property, it may obtain reimbursement for that Advance, together with interest on that Advance, out

                                      S-163

of general collections on the mortgage loans it is responsible for servicing and any REO Properties on deposit in its collection account (or, if the funds in its collection account are insufficient, from similar funds in the other master servicer's collection account) from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" in this prospectus supplement. Each master servicer, the special servicer or the trustee may also obtain reimbursement for any servicing advance that constitutes a
Workout-Delayed Reimbursement Amount out of general principal collections on the mortgage loans and any REO Properties on deposit in the applicable master servicer's collection account (or, if the funds in its collection account are insufficient, from similar funds in the other master servicer's collection account) from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments
and Reimbursement of Advances" in this prospectus supplement.

      The master servicers will be permitted to pay, and the special servicer may direct the payment of, some servicing expenses directly out of the applicable master servicer's collection account (or, if the funds in its collection account are insufficient, from similar funds in the other master servicer's collection account) and at times without regard to the relationship between the expense and the funds from which it is being paid (subject to the limitations for reimbursement of Advances from general collections), which may include servicing expenses relating to the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties.

      Each master servicer, the special servicer and the trustee will be entitled to receive interest on servicing advances made by them. The interest will accrue on the amount of each servicing advance, for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will be payable in the collection period in which that Advance is reimbursed--

      o     first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

      o     second, if and to the extent that the Penalty Interest and late charges referred to in clause first above are insufficient to cover the advance interest, out of any amounts then on deposit in the master servicer's collection account (or, if the funds in its collection account are insufficient, from similar funds in the other master servicer's collection account) subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of
            Advances" in this prospectus supplement.

      The special servicer may, but is not obligated to, make any servicing advance on a specially serviced mortgage loan or REO Property that is required on an emergency or urgent basis and then request from the applicable master servicer reimbursement of the servicing advance, together with interest thereon as set forth in the pooling and servicing agreement. Upon the applicable master servicer's reimbursing the special servicer for any such servicing advance, that master servicer will be considered to have made that servicing advance as of the date that the special servicer actually made it. The applicable master servicer will have no obligation to reimburse from its own funds any advance made by the special servicer that such master servicer determines to be nonrecoverable, however, any such advance made by the special servicer will be reimbursable to the special servicer from the trust fund as a Nonrecoverable Advance.

      Subject to certain conditions, the applicable master servicer may (and must, if directed by the special servicer in connection with a specially serviced mortgage loan or an REO Property) pay directly out of the collection account any servicing advance that it considers to be nonrecoverable in accordance with the Servicing Standard, provided that the applicable master servicer or the special servicer has determined, in accordance with

                                      S-164

the Servicing Standard, that this payment is in the best interests of the certificateholders (or, if a Loan Combination is involved, the certificateholders and holder(s) of the related Non-Trust Loan(s)), as a collective whole.

      The master servicers, the special servicer, the certificate administrator and the trustee under the pooling and servicing agreement for our ML-CFC series
2007-9 certificates will not have any obligation or authority to supervise the applicable ML-CFC Series 2007-8 Master Servicer or the ML-CFC Series 2007-8
Trustee or to make servicing advances with respect to the Farallon Portfolio
Loan Combination. Pursuant to the ML-CFC Series 2007-8 Pooling and Servicing
Agreement, the applicable ML-CFC Series 2007-8 Master Servicer and the ML-CFC
Series 2007-8 Trustee will be required to make servicing advances with respect to the Farallon Portfolio Loan Combination, subject, in each case, to its recoverability determination. In the event that the applicable ML-CFC Series
2007-8 Master Servicer or the ML-CFC Series 2007-8 Trustee makes any servicing advance with respect to the Farallon Portfolio Loan Combination that becomes a nonrecoverable advance, then the trust will be required to reimburse the applicable ML-CFC Series 2007-8 Master Servicer or the ML-CFC Series 2007-8
Trustee under the ML-CFC Series 2007-8 Pooling and Servicing Agreement, as
applicable, upon demand, for its pro rata share of such servicing advances, together with interest thereon at the reimbursement rate provided in the ML-CFC
Series 2007-8 Pooling and Servicing Agreement.

      For additional information regarding reimbursement of servicing advances, see "Description of the Offered Certificates--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" in this prospectus supplement.

      Certain Litigation Matters. The management, prosecution, defense and/or settlement of claims and litigation relating to any mortgage loan brought against the trust fund or any party to the pooling and servicing agreement will generally be handled by the applicable master servicer and the special servicer, as more specifically provided for in the pooling and servicing agreement.

TRUST ADMINISTRATION COMPENSATION

      Each of the trustee and the certificate administrator will be collectively entitled to a monthly fee for its services, which fee (in the aggregate for both parties) will--

      o     accrue at a rate of 0.00089% per annum,

      o     accrue on the Stated Principal Balance of each mortgage loan outstanding from time to time, and

      o     be calculated on the same interest accrual basis as is applicable to the subject mortgage loan.

      The trust administration fee is payable out of general collections on the mortgage loans and any REO Properties in the trust.

      In addition, the certificate administrator will be authorized to invest or direct the investment of funds held in its distribution account and interest reserve account in Permitted Investments. See "Description of the Offered
Certificates--Distribution Account" and "--Interest Reserve Account" in this prospectus supplement. It will be--

      o     entitled to retain any interest or other income earned on those funds, and

      o     required to cover any losses of principal of those investments from its own funds.

                                      S-165

      The certificate administrator will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company (other than itself or an affiliate) holding the distribution account or the interest reserve account unless the subject institution or trust company did not satisfy the eligibility requirements for maintaining the distribution account or the interest reserve account for 30 or more days prior to its bankruptcy or insolvency.

SUB-SERVICERS

      Subject to such limitations as may be provided for in the pooling and servicing agreement, each master servicer and the special servicer may each delegate any of its servicing obligations under the pooling and servicing agreement to any one or more third-party primary servicers. Any delegation of servicing obligations by the special servicer will be subject to the consent of the controlling class representative. Each master servicer or the special servicer, as the case may be, will remain obligated under the pooling and servicing agreement for any duties delegated to a sub-servicer.

      The pooling and servicing agreement will permit each master servicer and, with the consent of the controlling class representative, the special servicer to enter into sub-servicing agreements to provide for the performance by third parties of any or all of their respective obligations under the pooling and servicing agreement, provided that in each case, the sub-servicing agreement:
(a) is consistent with the pooling and servicing agreement in all material respects, requires the sub-servicer to comply with all of the applicable conditions of the pooling and servicing agreement and, with limited exceptions, includes events of default with respect to the sub-servicer substantially similar to the events of default applicable to the applicable master servicer or the special servicer, as the case may be; (b) provides that if the applicable master servicer or the special servicer, as the case may be, for any reason no longer acts in that capacity thereunder, including by reason of an event of default, the trustee or its designee may (i) assume all of the rights and, except to the extent such obligations arose prior to the date of assumption, obligations of the applicable master servicer or the special servicer, as the case may be, under such agreement or (ii) except with respect only to the sub-servicing agreements or arrangements in effect as of the date of initial issuance of the certificates, terminate the sub-servicing agreement without cause and without payment of any penalty or termination fee; (c) provides that the trustee, for the benefit of the certificateholders and, in the case of a sub-servicing agreement relating to a Loan Combination, the related B-Note Loan
Noteholder(s), will each be a third party beneficiary under such agreement; (d)
permits any purchaser of a mortgage loan pursuant to the pooling and servicing agreement to terminate the sub-servicing agreement with respect to the purchased mortgage loan at its option and without penalty; (e) does not permit the sub-servicer to enter into or consent to any material modification, extension, waiver or amendment or otherwise take any enforcement action on behalf of the applicable master servicer or the special servicer, without the consent of the applicable master servicer or the special servicer, as the case may be, or conduct any sale of a mortgage loan or REO Property; and (f) does not permit the sub-servicer any direct rights of indemnification that may be satisfied out of assets of the trust fund. In addition, pursuant to the pooling and servicing agreement, each sub-servicing agreement entered into by a master servicer must provide that such agreement will, with respect to any mortgage loan, terminate at the time such mortgage loan becomes a specially serviced mortgage loan or, alternatively, be subject to the special servicer's rights to service such mortgage loan for so long as such mortgage loan continues to be a specially serviced mortgage loan; and each sub-servicing agreement entered into by the special servicer may relate only to specially serviced mortgage loans and must terminate with respect to any such mortgage loan which ceases to be a specially serviced mortgage loan.

      The pooling and servicing agreement will require the master servicers and the special servicer, for the benefit of the trustee, the certificateholders and, in the case of a Loan Combination, the related B-Note Loan Noteholder(s), to monitor the performance and enforce the obligations of their respective sub-servicers under the related sub-servicing agreements. Further, the pooling and servicing agreement will provide that, notwithstanding any sub-servicing agreement, the master servicers and the special servicer will remain obligated and liable to the trustee, the certificateholders and the B-Note Loan
Noteholder(s) for the performance of their respective obligations and duties under the pooling and servicing agreement as if each alone were servicing and

                                      S-166

administering the subject mortgage loans, and each master servicer and the special servicer will be responsible, without right of reimbursement, for all compensation of each sub-servicer retained by it.

THE CONTROLLING CLASS REPRESENTATIVE AND THE LOAN COMBINATION CONTROLLING
PARTIES

      Controlling Class. As of any date of determination, the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class XC, XP, Y and Z certificates and the REMIC residual certificates, that has a total principal balance that is greater than 25% of that class's original total principal balance. However, if no class of certificates, exclusive of the class XC, XP, Y and Z certificates and the REMIC residual certificates, has a total principal balance that satisfies this requirement, then the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, exclusive of the class XC, XP, Y and Z certificates and the REMIC residual certificates. The class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates will be treated as a single class, the class AM and AM-A certificates will be treated as a single class and the class AJ and AJ-A certificates will be treated as a single class, in each case for purposes of determining, and exercising the rights of, the controlling class. Appraisal Reduction Amounts will not be considered in determining the principal balance outstanding on the applicable class of certificates for the purpose of determining the controlling class.

      Selection of the Controlling Class Representative. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates will be entitled to--

      o     select a representative having the rights and powers described under
            "--Rights and Powers of the Controlling Class Representative and the
            Loan Combination Controlling Parties" below; or

      o     replace an existing controlling class representative.

      The certificate administrator will be required to promptly notify all the certificateholders of the controlling class that they may select a controlling class representative upon:

      o     the receipt by the certificate administrator of written requests for the selection of a controlling class representative from the holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates;

      o     the resignation or removal of the person acting as controlling class representative; or

      o     a determination by the certificate administrator that the
            controlling class of certificateholders has changed.

      The notice will explain the process for selecting a controlling class representative. The appointment of any person as the controlling class representative will generally not be effective until that person provides the certificate administrator, each master servicer and the special servicer with--

      o     written confirmation of its acceptance of its appointment;

      o     an address and facsimile number for the delivery of notices and other correspondence; and

      o     a list of officers or employees of the person with whom the parties to the pooling and servicing agreement may deal, including their names, titles, work addresses and facsimile numbers.

      We anticipate that an affiliate of the initial special servicer will purchase certain non-offered classes of certificates, including the class T certificates (which will be the initial controlling class of certificates), and will be the initial controlling class representative.

                                      S-167

      Resignation and Removal of the Controlling Class Representative. The
controlling class representative may at any time resign by giving written notice to the certificate administrator and each certificateholder of the controlling class. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates, will be entitled to remove any existing controlling class representative by giving written notice to the certificate administrator and to the existing controlling class representative.

      Designation of the Loan Combination Controlling Parties. The Loan
Combination Intercreditor Agreement for the Wilson Farms Plaza Loan Combination
provides for, or allows for, the related B-Note Loan Noteholder (in such capacity, the "Loan Combination Controlling Party") to provide advice and direction to the applicable master servicer and/or the special servicer with respect to various servicing actions regarding the Wilson Farms Plaza Loan
Combination, if and for so long as:

      1.    (a) the initial principal balance of the related B-Note Non-Trust
            Loan, minus (b) the sum (without duplication) of (i) any payments of principal allocated to and received on the related B-Note Non-Trust
            Loan, (ii) any Appraisal Reduction Amount in respect of the Wilson
            Farms Plaza Loan Combination and (iii) losses realized with respect to the Wilson Farms Plaza Loan Combination; is less than

      2.    25% of an amount equal to (x) the initial principal balance of the related B-Note Non-Trust Loan, minus (y) any payments of principal allocated to and received on the related B-Note Non-Trust Loan.

      Rights and Powers of the Controlling Class Representative and the Loan
Combination Controlling Parties. The special servicer will be required to prepare an asset status report for each mortgage loan that becomes a specially serviced mortgage loan (other than the Farallon Portfolio Trust Mortgage Loan), not later than 60 days after the servicing of the mortgage loan is transferred to the special servicer. Each asset status report is to include, among other things, a summary of the status of the subject specially serviced mortgage loan and negotiations with the related borrower and a summary of the special servicer's recommended action with respect to the subject specially serviced mortgage loan. Each asset status report is required to be delivered to the controlling class representative, among others, by the special servicer.

      If, within 10 business days of receiving an asset status report that relates to a mortgage loan (other than the Farallon Portfolio Trust Mortgage
Loan) and that relates to a recommended action to which the controlling class representative is entitled to object, as described below, the controlling class representative does not disapprove the asset status report in writing, then the special servicer will be required to take the recommended action as outlined in the asset status report; provided, however, that the special servicer may not take any action that is contrary to applicable law, the Servicing Standard or the terms of the applicable loan documents. If the controlling class representative disapproves an initial asset status report, the special servicer will be required to revise that asset status report and deliver to the controlling class representative, among others, a new asset status report as soon as practicable, but in no event later than 30 days after such disapproval.

      The special servicer will be required to continue to revise an asset status report as described above until the controlling class representative does not disapprove a revised asset status report in writing within 10 business days of receiving the revised asset status report or until the special servicer makes one of the determinations described below. The special servicer may, from time to time, modify any asset status report it has previously so delivered and implement such modified report; provided that the modified report shall have been prepared, reviewed and not rejected as described above. Notwithstanding the foregoing, the special servicer may, following the occurrence of an extraordinary event with respect to the related mortgaged real property take any action set forth in an asset status report (that is consistent with the terms of the pooling and servicing agreement) before the expiration of a 10-business day period if the special servicer has reasonably determined that failure to take the action would materially and adversely affect the interests of the certificateholders, and the special servicer has made a reasonable effort to contact the controlling class representative. The foregoing discussion

                                      S-168

notwithstanding, the special servicer will be required to determine whether any affirmative disapproval is not in the best interest of all the certificateholders pursuant to the Servicing Standard.

      In the event the controlling class representative and the special servicer have been unable to agree upon an asset status report with respect to a specially serviced mortgage loan within 90 days of the controlling class representative's receipt of the initial asset status report, the special servicer must implement the actions directed by the controlling class representative unless doing so would result in any of the consequences contemplated in clauses (a) through (d) in the second following paragraph, in which event the special servicer must implement the actions described in the most recent asset status report submitted to the controlling class representative by the special servicer that is consistent with the Servicing
Standard. Notwithstanding the fact that an asset status report has been prepared and/or approved, the controlling class representative will remain entitled to advise and object regarding the actions described below and any related asset status report will not be a substitute for the exercise of those rights.

      Notwithstanding the foregoing discussion, with respect to each mortgage loan in the trust fund that is part of a Loan Combination serviced under the
ML-CFC 2007-9 pooling and servicing agreement, the related Loan Combination
Intercreditor Agreement may contain provisions regarding the review, approval and implementation of asset status reports with respect to the related Loan
Combination that are different from those described above.

      No direction of the controlling class representative or a Loan Combination
Controlling Party in connection with any asset status report may (a) require or cause the special servicer to violate the terms of the subject mortgage loan, applicable law or any provision of the related Loan Combination Intercreditor
Agreement, if applicable, or the pooling and servicing agreement, including the special servicer's obligation to act in the best interests of all the certificateholders (and, in the case of a Loan Combination, the holders of the related Non-Trust Loan(s)) in accordance with the Servicing Standard and to maintain the status of any REMIC or grantor trust created under the pooling and servicing agreement, (b) result in the imposition of any tax on "prohibited transactions" or contributions after the startup date of any REMIC created under the pooling and servicing agreement under the Code, (c) expose any party to the pooling and servicing agreement, any mortgage loan seller or the trust fund to any claim, suit or liability or (d) expand the scope of the applicable master servicer's, the trustee's, the custodian's, the certificate administrator's or the special servicer's responsibilities under the pooling and servicing agreement.

      In addition, the controlling class representative will be entitled to advise the special servicer with respect to the following actions (except with respect to the Farallon Portfolio Trust Mortgage Loan), and the special servicer will not be permitted to take (or consent to the applicable master servicer taking) any of the following actions with respect to the mortgage loans (except with respect to the Farallon Portfolio Trust Mortgage Loan) as to which the controlling class representative has objected in writing within 10 business days of having been notified in writing of the particular proposed action (provided that, with respect to non-specially serviced mortgage loans, this 10-business day notice period may not exceed by more than five (5) business days the 10 business days during which the special servicer can object to the applicable master servicer waiving Additional Interest or taking actions described under
"--Enforcement of Due-on-Sale and Due-on-Encumbrance Provisions" and
"--Modifications, Waivers, Amendments and Consents" below):

      o     any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing a specially serviced mortgage loan as comes into and continues in default;

      o     any modification or consent to a modification of a material term of a mortgage loan, including the timing of payments or an extension of the maturity date of a mortgage loan;

      o     any proposed sale of any defaulted mortgage loan or any REO
            Property, other than in connection with the termination of the trust as described under "Description of the Offered Certificates--

                                      S-169

            Termination" in this prospectus supplement or, in the case of a defaulted mortgage loan, other than in connection with the purchase option described under "--Realization Upon Defaulted Mortgage
            Loans--Fair Value Call" in this prospectus supplement, for less than the outstanding principal balance of the related mortgage loan, plus accrued interest (exclusive of Penalty Interest and Additional
            Interest), expenses and fees;

      o     any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous material located at the REO Property;

      o     any release of material real property collateral for any mortgage loan, other than (a) where the release is not conditioned upon obtaining the consent of the lender or certain specified conditions being fulfilled, (b) upon satisfaction of that mortgage loan, (c) in connection with a pending or threatened condemnation action or (d)
            in connection with a full or partial defeasance of that mortgage loan;

      o     any acceptance of substitute or additional real property collateral for any mortgage loan (except where the acceptance of the substitute or additional collateral is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

      o     any waiver of a due-on-sale or due-on-encumbrance clause in any mortgage loan;

      o     any releases of earn-out reserves or related letters of credit with respect to a mortgaged real property securing a mortgage loan (other than where the release is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

      o     any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any mortgaged real property or any termination or change, or consent to the termination or change, of the franchise for any mortgaged real property operated as a hospitality property (other than where the action is not conditioned upon obtaining the consent of the lender, in which case only prior notice will be required to be delivered to the controlling class representative);

      o     any determination that an insurance-related default is an Acceptable
            Insurance Default or that earthquake or terrorism insurance is not available at commercially reasonable rates; and

      o     any waiver of insurance required under the related loan documents
            (except as contemplated in the preceding bullet).

      Notwithstanding the foregoing, no advice, direction or objection given or made by the controlling class representative or a Loan Combination Controlling
Party as contemplated by any of the preceding paragraphs of this "--Rights and
Powers of the Controlling Class Representative and the Loan Combination
Controlling Parties" subsection, may--

      o     require or cause the applicable master servicer or the special servicer to violate applicable law, the terms of any mortgage loan or any related intercreditor agreement or any other provision of the pooling and servicing agreement, including the applicable master servicer's or the special servicer's obligation to act in accordance with the Servicing Standard and the loan documents;

      o     cause the issuing entity to fail to qualify as one or more REMICs or result in an adverse tax consequence for the issuing entity, except that the controlling class representative may advise or

                                      S-170

            direct the issuing entity to earn "net income from foreclosure property" that is subject to tax with the consent of the special servicer, if the special servicer determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties;

      o     expose the trust, us, the applicable master servicer, the special servicer, the trustee, the certificate administrator or any of our or their respective affiliates, directors, officers, employees or agents, to any material claim, suit or liability;

      o     materially expand the scope of the applicable master servicer's or the special servicer's responsibilities under the pooling and servicing agreement; or

      o     cause the applicable master servicer or the special servicer to act, or fail to act, in a manner which violates the Servicing Standard.

      In addition, if the applicable master servicer or the special servicer determines that immediate action is necessary to protect the interests of the certificateholders and any related Non-Trust Loan Noteholder, as a collective whole, it may generally take such action without waiting for a response from the controlling class representative or the related Loan Combination Controlling
Party, as applicable.

      The master servicers and the special servicer are each required to disregard any advice, direction or objection on the part of the controlling class representative or any party that has controlling rights with respect to a
Loan Combination that would have any of the effects described in the immediately preceding five bullets.

      Furthermore, the special servicer will not be obligated to seek approval from the controlling class representative for any actions to be taken by the special servicer with respect to any particular specially serviced mortgage loan if (i) the special servicer has notified the controlling class representative in writing of various actions that the special servicer proposes to take with respect to the workout or liquidation of that mortgage loan and (ii) for a specified number of days following the first such notice, the controlling class representative has objected to all of the proposed actions and has failed to suggest any alternative actions that the special servicer considers to be consistent with the Servicing Standard.

      When reviewing the rest of this "Servicing of the Mortgage Loans Under the
ML-CFC Series 2007-9 Pooling and Servicing Agreement" section, it is important that you consider the effects that the rights and powers of the controlling class representative (and, in the case of the mortgage loans that are part of
Loan Combinations, the related Non-Trust Loan Noteholders and/or Loan
Combination Controlling Parties) could have on the actions of the special servicer and, in some cases, the applicable master servicer.

      Certain Liability and Expense Matters. In general, any and all expenses of the controlling class representative are to be borne by the holders of the controlling class in proportion to their respective percentage interests in that class, and not by the trust. However, if a claim is made against the controlling class representative by a borrower under a mortgage loan, the controlling class representative is required to immediately notify the trustee, the certificate administrator, the applicable master servicer and the special servicer. The special servicer on behalf of the trust will, subject to the discussion under
"Description of the Governing Documents--Matters Regarding the Master Servicer,
the Special Servicer, the Manager and Us" in the accompanying base prospectus, assume the defense of the claim against the controlling class representative), but only if--

      o     the special servicer or the trust are also named parties to the same action; and

                                      S-171

      o     in the sole reasonable judgment of the special servicer:

            1.    the controlling class representative acted in good faith,
                  without gross negligence or willful misfeasance, with regard to the particular matter at issue; and

            2.    there is no potential for the special servicer or the trust to be an adverse party in the action as regards the controlling class representative.

If the conditions specified in the two bullets in the preceding sentence are not satisfied, then the special servicer will not be required to assume the defense of the subject claim.

      The controlling class representative, the Loan Combination Controlling
Parties and the Non-Trust Loan Noteholders may have special relationships and interests that conflict with those of the holders of one or more classes of the offered certificates. In addition, the controlling class representative does not have any duties or liabilities to the holders of any class of certificates other than the controlling class, and neither the Loan Combination Controlling Parties nor the Non-Trust Loan Noteholders have any duties or liabilities to the holders of any class of certificates. The controlling class representative may act solely in the interests of the certificateholders of the controlling class and, with respect to any Loan Combination, the related Loan Combination Controlling
Party (if any) and the related Non-Trust Loan Noteholder(s), as the case may be, may act solely in their own interests, and none of such parties will have any liability to any certificateholders for having done so. No certificateholder may take any action against the controlling class representative for its having acted solely in the interests of the certificateholders of the controlling class. Similarly, no certificateholder may take any action against a Loan
Combination Controlling Party or a Non-Trust Loan Noteholder for having acted solely in its own interest.

REPLACEMENT OF THE SPECIAL SERVICER

      Certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may terminate an existing special servicer under the pooling and servicing agreement and appoint a successor thereto. In addition, if the special servicer under the pooling and servicing agreement is terminated in connection with an event of default, certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may appoint a successor. See "--Events of
Default" and "--Rights Upon Event of Default" below. In either case, however, any appointment of a successor special servicer under the pooling and servicing agreement will be subject to, among other things, receipt by the trustee of--

      o     written confirmation from each rating agency rating the certificates that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates; and

      o     the written agreement of the proposed special servicer to be bound by the terms and conditions of the pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the pooling and servicing agreement against the proposed special servicer.

      In addition, the right of the controlling class certificateholders to replace a special servicer for a Loan Combination serviced under the pooling and servicing agreement will be subject to such consent, approval and other rights of the related Loan Combination Controlling Party (if any) and/or the related
Non-Trust Loan Noteholder(s) as may be described under "Description of the
Mortgage Pool--The Loan Combinations" in this prospectus supplement. For example, the Wilson Farms Plaza Controlling Party and, for so long as it is the related Loan Combination Controlling Party, the related B-Note Loan Noteholder in respect of the Wilson Farms Plaza Loan Combination will have similar rights to replace the special servicer for the applicable Loan Combination.

                                      S-172

      Subject to the foregoing, any certificateholder or any affiliate of a certificateholder may be appointed as special servicer.

      If the controlling class of certificateholders terminates an existing special servicer without cause, then the reasonable out-of-pocket costs and expenses of any related transfer of servicing duties are to be paid by the certificateholders that voted to remove the terminated special servicer. Any terminated special servicer will be entitled to reclaim all amounts accrued or owing to it under the pooling and servicing agreement.

      See "Description of the Mortgage Pool--The Loan Combinations" for
discussion of who may cause the Ml-CFC Series 2007-8 Special Servicer to be terminated without cause with respect to the Farallon Portfolio Loan
Combination.

BENEFICIAL OWNERS OF THE CONTROLLING CLASS

      If the controlling class of certificates is held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the certificate administrator, will be entitled--

      o     to receive all notices described under "--The Controlling Class
            Representative and the Loan Combination Controlling Parties" and
            "--Replacement of the Special Servicer" above; and

      o     to exercise directly all rights described under "--The Controlling
            Class Representative and the Loan Combination Controlling Parties"
            and "--Replacement of the Special Servicer" above,

that it otherwise would if it were the registered holder of certificates of the controlling class.

      Beneficial owners of controlling class certificates held in book-entry form will likewise be subject to the same limitations on rights and the same obligations as they otherwise would if they were registered holders of certificates of the controlling class.

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

      In general, the master servicers may not waive any due on sale or due on encumbrance clause in any mortgage loan or consent to the assumption of any mortgage loan or, in the case of any transfers, assumptions and/or further encumbrances that, by the terms of the related loan documents, do not require the lender's consent if specified conditions have been satisfied, make any determination with respect to whether any such conditions have been satisfied.
Subject to the foregoing discussion and the discussions under "--The Controlling
Class Representative and the Loan Combination Controlling Parties" above and
"--Modifications, Waivers, Amendments and Consents" below, the special servicer, with respect to the mortgage loans (in each case other than with respect to the
Farallon Portfolio Trust Mortgage Loan) will be required to enforce, on behalf of the trust fund, any right the lender under any mortgage loan may have under either a due-on-sale or due-on-encumbrance clause, unless the special servicer has determined that waiver of the lender's rights under such clauses would be in accordance with the Servicing Standard. However, subject to the related loan documents and applicable law, the special servicer may not waive its rights or grant its consent under any related due-on-sale or due-on-encumbrance clause--

      o     in respect of any mortgage loan that--

            1.    has a principal balance of $25,000,000 or more (or, with
                  respect to S&P in the case of a due on sale clause,
                  $35,000,000 or more or, with respect to S&P in the case of a due on encumbrance clause, $20,000,000 or more) at the time of determination or has, whether (a) individually, (b) as part of a group of cross-collateralized mortgage loans or (c) as part

                                      S-173

                  of a group of mortgage loans made to affiliated borrowers, a principal balance that is equal to or greater than 5% or more
                  (or, in the case of S&P in the case of a due on encumbrance clause, 2% or more) of the aggregate outstanding principal balance of the mortgage pool at the time of determination; or

            2.    is one of the ten largest mortgage loans (which for this
                  purpose includes groups of cross-collateralized mortgage loans and groups of mortgage loans made to affiliated borrowers) by outstanding principal balance at the time of determination; or

      o     where, in the case of a due-on-encumbrance clause only, the subject mortgage loan, taking into account existing debt on the related mortgaged real property and the proposed additional debt as if such total debt were a single mortgage loan, would have a loan-to-value ratio equal to or greater than 85% or a debt service coverage ratio equal to or less than 1.20x;

unless, with some exceptions, it receives prior written confirmation from each applicable rating agency that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by the rating agency to the certificates (or placement of the certificates on negative credit watch status in contemplation of such rating action). Further, the special servicer may not consent to the transfer of any mortgaged real property that secures a group of cross-collateralized mortgage loans, unless all of the mortgaged real properties securing such group of mortgage loans are transferred at the same time, or the controlling class representative consents to the transfer.

      With respect to the Farallon Portfolio Loan Combination, the applicable
ML-CFC Series 2007-8 Master Servicer and ML-CFC Series 2007-8 Special Servicer
will be required to enforce, on behalf of the issuing entity (and the ML-CFC
Series 2007-8 certificateholders), any right the lender under the Farallon
Portfolio Loan Combination may have under either a due-on-sale or a due-on-encumbrance clause set forth in the loan documents for the Farallon
Portfolio Loan Combination in accordance with the ML-CFC Series 2007-8 Pooling and Servicing Agreement.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

      The special servicer, with respect to any specially serviced mortgage loan
(excluding the Farallon Portfolio Trust Mortgage Loan) may, consistent with the
Servicing Standard agree to:

      o     modify, waive or amend any term of the subject mortgage loan;

      o     extend the maturity of the subject mortgage loan;

      o     defer or forgive the payment of interest on and principal of the subject mortgage loan;

      o     defer or forgive the payment of prepayment premiums, yield maintenance charges and late payment charges on the subject mortgage loan;

      o     permit the release, addition or substitution of collateral securing the subject mortgage loan;

      o     permit the release, addition or substitution of the borrower or any guarantor with respect to the subject mortgage loan; or

      o     provide consents with respect to any leasing activity at the mortgaged real property securing the subject mortgage loan;

                                      S-174

provided that the ability of the special servicer to agree to any of the foregoing, however, is subject to the discussion under "--The Controlling Class
Representative and the Loan Combination Controlling Parties" and "--Enforcement
of Due-on-Sale and Due-on-Encumbrance Provisions" above in this prospectus supplement and further, to the limitations, conditions and restrictions discussed below.

      The special servicer may agree to or consent to (or permit the applicable master servicer to agree to or consent to) the modification, waiver or amendment of any term of any mortgage loan that would--

      o     affect the amount or timing of any related payment of principal, interest or other amount (including prepayment premiums or yield maintenance charges, but excluding Penalty Interest and amounts payable as additional servicing compensation) payable under the mortgage loan (including, subject to the discussion in the third following paragraph, extend the date on which any related balloon payment is due); or

      o     affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal prepayment during any period in which the related mortgage note prohibits principal prepayments; or

      o     in the special servicer's judgment, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due on the mortgage loan;

provided that a material default on the mortgage loan has occurred or, in the special servicer's judgment, a material default on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the certificateholders, as a collective whole, on a present value basis, than would liquidation.

      Neither master servicer nor the special servicer may release any mortgaged real property securing a mortgage loan, except as otherwise allowed by the pooling and servicing agreement.

      Neither master servicer nor the special servicer may extend the maturity date of any mortgage loan to a date beyond the earliest of--

            1.    two years prior to the rated final distribution date; and

            2.    if the mortgage loan is secured by a mortgage on the related borrower's leasehold interest (and not the corresponding fee interest) in the related mortgaged real property, 20 years
                  (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the related ground lease and with the consent of the controlling class representative, 10 years) prior to the end of the then-current term of the related ground lease, plus any unilateral options to extend such term.

      Neither master servicer nor the special servicer may make or permit any modification, waiver or amendment of any term of any mortgage loan that would--

      o     cause any REMIC (including the 500 Carson Town Center individual loan REMIC) created under the pooling and servicing agreement to fail to qualify as such under the Code;

      o     result in the imposition of any tax on prohibited transactions or contributions after the startup date of any REMIC (including the 500
            Carson Town Center individual loan REMIC) created under the pooling and servicing agreement under the Code; or

                                      S-175

      o     adversely affect the status of any portion of the trust that is intended to be a grantor trust under the Code.

      Generally, the master servicers may not agree to modify, waive or amend the term of any mortgage loan without the consent of the special servicer.
Subject to the foregoing discussion, however, either master servicer, without the approval of the special servicer, the controlling class representative or any of the rating agencies, may modify, waive or amend certain terms of non-specially serviced mortgage loans for which it is acting as master servicer as specified in the pooling and servicing agreement, including, without limitation--

      o     approving certain waivers of non-material covenant defaults;

      o     approving certain leasing activity;

      o     approving certain consents with respect to rights-of-way, easements or similar agreements and consents to subordination of the related mortgage loan to such easements, rights-of-way or similar
            agreements, that do not materially affect the use or value of the mortgaged real property or materially interfere with the borrower's ability to make related payments; and

      o     approving annual budgets to operate mortgaged real properties;

      The foregoing limitations, conditions and restrictions will not apply to any of the acts or circumstances referenced in this "--Modifications, Waivers,
Amendments and Consents" section that is provided for under the terms of the subject mortgage loan in effect on the date of initial issuance of the offered certificates or that is solely within the control of the related borrower. Also, neither master servicer nor the special servicer will be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if, in its judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

      Neither master servicer nor the special servicer will have any liability to the trust, the certificateholders or any other person for any determination made by it in connection with a modification, waiver or amendment of a mortgage loan that is made in accordance with the Servicing Standard.

      All modifications, waivers and amendments entered into by a master servicer and/or the special servicer with respect to the mortgage loans are to be in writing. Each master servicer and the special servicer must deliver to the trustee for deposit in the related mortgage file, an original counterpart of the agreement relating to each modification, waiver or amendment agreed to by it, promptly following its execution.

      Modifications, waivers, amendments and consents in respect of the Farallon
Portfolio Loan Combination will be addressed by the applicable ML-CFC Series
2007-8 Master Servicer or ML-CFC Series 2007-8 Special Servicer, as applicable, in accordance with the ML-CFC Series 2007-8 Pooling and Servicing Agreement.

REQUIRED APPRAISALS

      The special servicer must make commercially reasonable efforts to obtain, within 60 days of the occurrence of any Appraisal Trigger Event with respect to any of the mortgage loans (other than the Farallon Portfolio Trust Mortgage
Loan) and deliver to the trustee, the applicable master servicer and the controlling class representative, a copy of an appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special servicer has no actual knowledge of a material adverse change in the condition of the related mortgaged real property in which case such appraisal may be a letter update of the prior appraisal.

                                      S-176

      Notwithstanding the foregoing, if the unpaid principal balance of the subject mortgage loan, net of related unreimbursed advances of principal, is less than $2,000,000, the special servicer may perform an internal valuation of the mortgaged real property instead of an appraisal.

      As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject mortgage loan.
An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan. See "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of Advances" in
this prospectus supplement.

      If an Appraisal Trigger Event occurs with respect to any mortgage loan
(other than the Farallon Portfolio Trust Mortgage Loan), then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, once every 12 months after the occurrence of that Appraisal Trigger Event
(or sooner if the special servicer has actual knowledge of a material adverse change in the condition of the related mortgaged real property), an update of the prior required appraisal or other valuation. The special servicer is to deliver to the trustee, the applicable master servicer and the controlling class representative, the new appraisal or valuation within ten business days of obtaining or performing such appraisal or valuation (or update thereof). This ongoing obligation will cease if and when--

      o     if the Appraisal Trigger Event was the failure by the borrower to make any monthly debt service payment for 60 days or more, or involved the special servicer modifying the amount or timing of any monthly debt service payment (other than a balloon payment), the related borrower has made three consecutive full and timely monthly debt service payments under the terms of the mortgage loan (as such terms may have been modified); or

      o     with respect to the other Appraisal Trigger Events (other than the related mortgaged real property becoming REO Property), such circumstances cease to exist in the reasonable judgment of the special servicer, but, with respect to any bankruptcy or insolvency proceedings, no later than the entry of an order or decree dismissing such proceeding, and with respect to the extension of any date on which a balloon payment is due, no later than the date that the special servicer agrees to an extension;

provided that no other Appraisal Trigger Event then exists with respect to the subject mortgage loan.

      The cost of each required appraisal, and any update of that appraisal, will be advanced by the applicable master servicer, if it does not consider it to be nonrecoverable, and will be reimbursable to the applicable master servicer as a servicing advance.

COLLECTION ACCOUNTS

      General. Each master servicer will be required to establish and maintain one or more segregated accounts or sub-accounts as a collection account for purposes of holding payments and other collections that it receives with respect to the mortgage loans. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

      The funds held in each master servicer's collection account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in a master servicer's collection account will be paid to that master servicer as additional compensation subject to the limitations set forth in the pooling and servicing agreement.

      Only the related master servicer and its agents will have access to the funds in any collection account.

                                      S-177

      Deposits. Under the pooling and servicing agreement, each master servicer must deposit or cause to be deposited in its collection account within one business day following receipt of available funds, in the case of payments and other collections on the mortgage loans, or as otherwise required under the pooling and servicing agreement, the following payments and collections received or made by or on behalf of that master servicer with respect to the mortgage pool subsequent to the date of initial issuance of the offered certificates, other than monthly debt service payments due on or before the cut-off date, which monthly debt service payments belong to the related mortgage loan seller:

      o     all payments on account of principal on the mortgage loans, including principal prepayments;

      o     all payments on account of interest on the mortgage loans, including
            Additional Interest and Penalty Interest;

      o     all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the mortgage loans;

      o     all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to a mortgaged real property or the related mortgage loan, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property, in each case to the extent not otherwise required to be applied to the restoration of the real property or released to the related borrower;

      o     all amounts received and retained in connection with the liquidation of defaulted mortgage loans by foreclosure or as otherwise contemplated under "--Realization Upon Defaulted Mortgage Loans"
            below;

      o     any amounts paid by the mortgage loan sellers in connection with the repurchase or replacement of a mortgage loan as described under
            "Description of the Mortgage Pool--Repurchases and Substitutions" in
            this prospectus supplement;

      o     any amounts required to be deposited by that master servicer in connection with losses incurred with respect to Permitted
            Investments of funds held in the collection account;

      o     all payments required to be paid by that master servicer or the special servicer with respect to any deductible clause in any blanket insurance policy as described under "Description of the
            Mortgage Pool--Additional Loan and Property Information--Hazard,
            Liability and Other Insurance" in this prospectus supplement;

      o     any amounts required to be transferred from the special servicer's
            REO account;

      o     any amounts representing compensating interest payments in respect of prepayment interest shortfalls as described under "--Servicing and Other Compensation and Payment of Expenses--Prepayment Interest
            Shortfalls" above; and

      o     any amount paid by a borrower to cover items for which a servicing advance has been previously made and for which that master servicer or the trustee, as applicable, has been previously reimbursed out of the collection account.

      Upon receipt of any of the amounts described in the first five bullets and the last bullet of the preceding paragraph with respect to any specially serviced mortgage loan (other than the Farallon Portfolio Trust Mortgage Loan), the special servicer is required to promptly remit these amounts to the applicable master servicer for deposit in its collection account.

                                      S-178

      Notwithstanding the foregoing, amounts received on any A-Note Trust
Mortgage Loan will be deposited into a separate account or sub-account of the collection account maintained by the applicable master servicer before being transferred to that master servicer's collection account.

      Withdrawals. The master servicers may make withdrawals from their respective collection accounts for any of the following purposes, which are not listed in any order of priority:

      o     to remit to the certificate administrator for deposit in the certificate administrator's distribution account described under
            "Description of the Offered Certificates--Distribution Account" in
            this prospectus supplement, on the business day preceding each distribution date, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount
            (calculated without regard to clauses (a)(ii), (a)(v), (b)(ii)(B)
            and (b)(v) of the definition of that term in the glossary to this prospectus supplement, and exclusive of other amounts received after the end of the related collection period) for the related
            distribution date then on deposit in the collection account, together with any prepayment premiums and/or yield maintenance charges and/or Additional Interest received on the mortgage loans during the related collection period and, in the case of the final distribution date, any additional amounts which the relevant party is required to pay in connection with the purchase of all the mortgage loans and REO Properties, plus any amounts required to be remitted in respect of P&I advances;

      o     to reimburse the trustee and itself, in that order, for any unreimbursed P&I advances made by that party under the pooling and servicing agreement, which reimbursement is to be made out of late collections of interest (net of related master servicing fees) and principal (net of any related workout fee or principal recovery fee)
            received in respect of the particular mortgage loan or REO Property as to which the Advance was made; provided that, if such P&I advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such P&I advance will be reimbursed out of general collections of principal as described under
            "Description of the Offered Certificates--Advances of Delinquent
            Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement;

      o     to pay itself earned and unpaid master servicing fees with respect to each mortgage loan, which payment is to be made out of
            collections on that mortgage loan that are allocable as interest or, if that mortgage loan and any related REO Property have been previously liquidated, out of general collections on the other mortgage loans and REO Properties;

      o     to pay the special servicer, out of general collections on the mortgage loans and any REO Properties, earned and unpaid special servicing fees with respect to each mortgage loan (other than the
            Farallon Portfolio Trust Mortgage Loan) that is either--

            1.    a specially serviced mortgage loan; or

            2.    a mortgage loan as to which the related mortgaged real
                  property has become an REO Property;

      o     to pay the special servicer earned and unpaid workout fees and principal recovery fees to which it is entitled, which payment is to be made from the sources described under "--Servicing and Other
            Compensation and Payment of Expenses" above;

      o     to reimburse the trustee, itself or the special servicer. in that order, for any unreimbursed servicing advances, first, out of payments made by the borrower that are allocable to such servicing advance, and then, out of liquidation proceeds, insurance proceeds, condemnation proceeds and, if applicable, revenues from REO
            Properties relating to the mortgage loan in

                                      S-179

            respect of which the servicing advance was made, and then out of general collections; provided that, if such Advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such Advance will be reimbursed out of general collections of principal as described under "--Servicing and Other Compensation and Payment of Expenses" above and
            "Description of the Offered Certificates--Advances of Delinquent
            Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement;

      o     to reimburse the trustee, itself or the special servicer, in that order, first out of REO Property revenues, liquidation proceeds and insurance and condemnation proceeds received in respect of the mortgage loan relating to the Advance, and then out of general collections on the mortgage loans and any REO Properties, for any unreimbursed Advance made by that party under the pooling and servicing agreement that has been determined not to be ultimately recoverable, together with interest thereon, subject to the limitations set forth in the pooling and servicing agreement and the limitations described under, as applicable, "--Servicing and Other
            Compensation and Payment of Expenses" above and/or "Description of the Offered Certificates--Advances of Delinquent Monthly Debt
            Service Payments and Reimbursement of Advances" in this prospectus supplement;

      o     to make any payments required to be made by the trust to the applicable ML-CFC Series 2007-8 Master Servicer, the ML-CFC Series
            2007-8 Special Servicer and the ML-CFC Series 2007-8 Trustee
            pursuant to the Farallon Portfolio Intercreditor Agreement and the
            ML-CFC Series 2007-8 Pooling and Servicing Agreement;

      o     to pay the trustee, itself or the special servicer, in that order, unpaid interest on any Advance made by that party under the pooling and servicing agreement, which payment is to be made out of Penalty
            Interest and late payment charges collected on the related mortgage loan during the collection period during which that Advance is reimbursed;

      o     in connection with the reimbursement of Advances as described in the second bullet, the sixth bullet or the seventh bullet under this
            "--Withdrawals" subsection and subject to the limitations described in each of those three bullets, to pay itself, the special servicer or the trustee, as the case may be, out of general collections on the mortgage loans and any REO Properties, any interest accrued and payable on that Advance and not otherwise payable under the preceding bullet;

      o     to pay for costs and expenses incurred by the trust fund in connection with property inspections;

      o     to pay the special servicer or itself any items of additional servicing compensation on deposit in the collection account as discussed under "--Servicing and Other Compensation and Payment of
            Expenses--Additional Servicing Compensation" above;

      o     to pay for the cost of an independent appraiser or other expert in real estate matters, to the extent such cost is not required to be advanced under the pooling and servicing agreement;

      o     to pay itself, the special servicer, any of the mortgage loan sellers, any holder (or, if applicable, beneficial owner) of certificates of the controlling class or any other person, as the case may be, with respect to each mortgage loan, if any, previously purchased by such person pursuant to the pooling and servicing agreement, all amounts received in respect of any such purchased mortgage loan subsequent to the date of purchase;

      o     to pay, out of general collections on the mortgage loans and any REO
            Properties, for costs and expenses incurred by the trust in connection with the remediation of adverse environmental conditions at any mortgaged real property that secures a defaulted mortgage loan;

                                      S-180

      o     to pay itself, the special servicer, us, or any of their or our respective members, managers, directors, officers, employees and agents, as the case may be, out of general collections on the mortgage loans and any REO Properties, any of the reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under "Description of the Governing
            Documents--Matters Regarding the Master Servicer, the Special
            Servicer, the Manager and Us" in the accompanying base prospectus;

      o     to pay, out of general collections on the mortgage loans and any REO
            Properties, for the costs of various opinions of counsel, the cost of recording the pooling and servicing agreement and expenses properly incurred by the certificate administrator in connection with providing advice to the special servicer;

      o     to pay any other items described in this prospectus supplement as being payable from the collection account;

      o     to withdraw amounts deposited in the collection account in error;
            and

      o     to clear and terminate the collection account upon the termination of the pooling and servicing agreement.

      The pooling and servicing agreement will prohibit the application of amounts received on a Non-Trust Loan to cover expenses payable or reimbursable out of general collections with respect to mortgage loans and REO Properties in the trust that are not part of the related Loan Combination.

      In general, if at any time a master servicer is entitled to make a payment, reimbursement or remittance from its collection account--

      o     the payment, reimbursement or remittance is permitted or required to be made from any funds on deposit in that master servicer's collection account,

      o     the amounts on deposit in that master servicer's collection account are insufficient to satisfy the payment, reimbursement or
            remittance, and

      o     the amounts on deposit in the other master servicer's collection account (after taking into account the other master servicer's obligations to make payments, reimbursements or remittances from its own collection account) are sufficient to make such payment, reimbursement or remittance in full or in part,

then the other master servicer will be required to make the payment, reimbursement or remittance from its collection account within a specified number of days following a written request from the requesting master servicer
(upon which the paying master servicer will be entitled to conclusively rely).
The written request will be required to indicate the nature and amount of the payment, reimbursement or remittance and include a certification from the requesting master servicer that there are not sufficient funds in its collection account to make the subject payment, reimbursement or remittance.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

      Fair Value Call. The pooling and servicing agreement grants to the special servicer and the holder (or, if applicable, the beneficial owner) of the certificates with the largest percentage of voting rights allocated to the controlling class of certificates (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder) a right to purchase from the trust defaulted mortgage loans under the circumstances described below in this "--Fair Value Call" subsection. The defaulted mortgage loans in respect of

                                      S-181

which this right may be exercised are mortgage loans that have experienced payment defaults similar to the payment defaults that would constitute a
Servicing Transfer Event as described in the glossary to this prospectus supplement or mortgage loans as to which the related indebtedness has been accelerated by the applicable master servicer or the special servicer following default.

      At the time a mortgage loan becomes a defaulted mortgage loan satisfying the criteria described in the preceding paragraph, each of the special servicer and the plurality controlling class certificateholder will have a purchase option (which option will be assignable when the opportunity to exercise it arises) to purchase the defaulted mortgage loan, from the trust fund at an option price generally equal to (i) if the special servicer has not yet determined the fair value of the defaulted mortgage loan, the sum of the unpaid principal balance of that mortgage loan at the time of purchase, together with unpaid and accrued interest on that mortgage loan at its mortgage interest rate, unpaid interest accrued on related Advances, related unreimbursed servicing advances and other related Additional Trust Fund Expenses, including special servicing fees, or (ii) the fair value of the defaulted mortgage loan as determined by the special servicer, if the special servicer has made such fair value determination; provided that if (i) the option is being exercised by an assignee of the special servicer or the plurality controlling class certificateholder that is not affiliated with the special servicer or the plurality controlling class certificateholder, (ii) the assignment of the purchase right or option was made for no material consideration, and (iii) the purchase option is exercised more than 90 days following the making of a fair value determination, the special servicer will be entitled to receive a principal recovery fee. The special servicer will be permitted to change from time to time, its determination of the fair value of a defaulted mortgage loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing Standard; provided, however, that the special servicer will update its determination of the fair value of a defaulted mortgage loan at least once every 90 days; and, provided, further, that absent the special servicer having actual knowledge of a material change in circumstances affecting the value of the related mortgaged real property, the special servicer will not be obligated to update such determination. The purchase option in respect of a defaulted mortgage loan will first belong to the special servicer. If the purchase option is not exercised by special servicer or any assignee thereof within 60 days of a fair value determination being made, then the purchase option will belong to the plurality subordinate certificateholder for 15 days.
If the purchase option is not exercised by the plurality subordinate certificateholder or its assignee within such 15-day period, then the purchase option will revert to the special servicer. Notwithstanding the foregoing, in the case of the Farallon Portfolio Trust Mortgage Loan, any fair value determination will be made by, or be based on information provided by, a party under the ML-CFC Series 2007-8 Pooling and Servicing Agreement.

      With respect to the Farallon Portfolio Loan Combination, the foregoing discussion is subject to the rights of the Farallon Portfolio Controlling Party described under "Description of the Mortgage Pool--The Loan Combinations--The
Farallon Portfolio Loan Combination--Other Rights" in this prospectus supplement.

      Notwithstanding the foregoing, the holder of a B-Note Non-Trust Loan will generally have the right to purchase the related A-Note Trust Mortgage Loan from the trust in certain default situations, as described above under "Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement. In addition, notwithstanding the discussion in the preceding paragraph, the holders of a mezzanine loan may have the right to purchase the related mortgage loan from the trust if certain defaults on the related mortgage loan occur.

      Unless and until the purchase option with respect to a defaulted mortgage loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the pooling and servicing agreement, including workout and foreclosure consistent with the Servicing Standard, but the special servicer will not be permitted to sell the defaulted mortgage loan other than pursuant to the exercise of the purchase option.

      If not exercised sooner, the purchase option with respect to any defaulted mortgage loan will automatically terminate upon (i) the related borrower's cure of all related defaults on the defaulted mortgage loan, (ii) the acquisition on behalf of the trust fund of title to the related mortgaged real property by foreclosure or deed in lieu of foreclosure or (iii) the modification or pay-off
(full or discounted) of the defaulted mortgage loan in

                                      S-182

connection with a workout. In addition, the purchase option with respect to a defaulted mortgage loan held by any person will terminate upon the exercise of the purchase option and consummation of the purchase by any other holder of a purchase option.

      If (a) a purchase option is exercised with respect to a defaulted mortgage loan and the person expected to acquire the defaulted mortgage loan pursuant to such exercise is the plurality controlling class certificateholder, the special servicer, or any affiliate of any of them, which means that the purchase option has not been assigned to another unaffiliated person, and (b) the option price is based on the special servicer's determination of the fair value of the defaulted mortgage loan, then the applicable master servicer or, if that master servicer and the special servicer are the same person, the trustee (or a third-party appraiser designated by the applicable master servicer or the trustee, as applicable, at its option, upon whose determination the applicable master servicer or the trustee, as the case may be, may, absent manifest error, conclusively rely) will be required to confirm that the option price (as determined by the special servicer) represents a fair value for the defaulted mortgage loan. The master servicer or the trustee, as applicable, will be entitled to receive, out of the collection accounts, a fee of $2,500 for the initial confirmation, but not for any subsequent confirmations, of fair value with respect to that mortgage loan. The costs of all appraisals, inspection reports and opinions of value incurred by the applicable master servicer, the special servicer, the trustee or any third-party appraiser in connection with any determination of fair value will be reimbursable to the applicable master servicer, the special servicer or the trustee, as applicable, as servicing advances.

      Foreclosure and Similar Proceedings. Neither master servicer may institute foreclosure proceedings, exercise any power of sale contained in a mortgage or acquire title to a mortgaged real property. If a default on a mortgage loan has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments, then, subject to the discussion under "--The
Controlling Class Representative and the Loan Combination Controlling Parties"
above, the special servicer may, on behalf of the trust, take any of the following actions:

      o     institute foreclosure proceedings;

      o     exercise any power of sale contained in the related mortgage;

      o     obtain a deed in lieu of foreclosure; or

      o     otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

      The special servicer may not acquire title to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the certificateholders (or, if a Loan
Combination is involved, the certificateholders and the holder(s) of the related
B-Note Non-Trust Loan(s)), to be considered to hold title to, to be a
"mortgagee-in-possession" of, or to be an "owner" or an "operator" of the particular mortgaged real property within the meaning of federal environmental laws, unless--

      o     the special servicer has previously received a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust; and

      o     either:

            1.    the report indicates that--

                  o     the particular mortgaged real property is in compliance
                        with applicable environmental laws and regulations; and

                                      S-183

                  o     there are no circumstances or conditions present at the
                        mortgaged real property that have resulted in any
                        contamination for which investigation, testing,
                        monitoring, containment, clean-up or remediation could
                        be required under any applicable environmental laws and
                        regulations; or

            2.    the special servicer (who may rely conclusively on the report)
                  determines that taking the actions necessary to bring the
                  particular mortgaged real property into compliance with
                  applicable environmental laws and regulations and/or taking any of the other actions contemplated by clause 1. above, is reasonably likely to maximize the recovery to
                  certificateholders (or, if a Loan Combination is involved, the certificateholders and the holder(s) of the related B-Note
                  Non-Trust Loan(s)), taking into account the time value of
                  money.

      If the environmental testing contemplated above establishes that any of the conditions described in clauses 1. and 2. have not been satisfied with respect to any mortgaged real property and there is no breach of a representation or warranty requiring repurchase under the applicable mortgage loan purchase agreement, the special servicer will be required to take such action as is in accordance with the Servicing Standard (other than proceeding against the related mortgaged real property). At such time as it deems appropriate, the special servicer may, on behalf of the trust, release all or a portion of the subject mortgaged real property from the lien of the related mortgage instrument; provided that, if the related mortgage loan has a then outstanding principal balance of greater than $1 million, then prior to the release of all or a portion of the related mortgaged real property, (i) the special servicer shall have notified the rating agencies, the trustee, the certificate administrator, the controlling class representative and the applicable master servicer in writing of its intention to so release all or a portion of such mortgaged real property and the bases for such intention, and
(ii) the certificate administrator shall have notified the certificateholders in writing of the special servicer's intention to so release all or a portion of such mortgaged real property.

      If the trust acquires title to any mortgaged real property, the special servicer, on behalf of the trust, has to sell the particular real property prior to the close of the third calendar year following the calendar year in which that acquisition occurred, subject to limited exceptions as described under
"--REO Properties" below.

      If liquidation proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer and/or the applicable master servicer in connection with the defaulted mortgage loan, then the trust will realize a loss in the amount of the shortfall. The special servicer, the applicable master servicer and/or the trustee will be entitled to payment or reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the payment of the liquidation proceeds to the certificateholders, for--

      o     any and all amounts that represent unpaid servicing fees and additional servicing compensation with respect to the mortgage loan;

      o     unreimbursed (from the related mortgage loan) servicing expenses and
            Advances incurred with respect to the mortgage loan;

      o     any P&I advances made with respect to the mortgage loan that are unreimbursed from that mortgage loan; and

      o     any interest payable (or paid from general collections) to the applicable master servicer and/or special servicer on any expenses and Advances and not reimbursed from that mortgage loan.

      In the event a default has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments with respect to the Farallon Portfolio Loan Combination, the ML-CFC Series

                                      S-184

2007-8 Special Servicer will be required to institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a deed in lieu of foreclosure or otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise in accordance with the procedures set forth in the ML-CFC Series 2007-8 Pooling and Servicing
Agreement.

REO PROPERTIES

      If title to any mortgaged real property is acquired by the special servicer on behalf of the trust, the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

      o     the IRS grants an extension of time to sell the property; or

      o     the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the trust assets or cause any REMIC (including the 500 Carson
            Town Center individual loan REMIC) created under the pooling and servicing agreement to fail to qualify as such under the Code.

      Regardless of whether the special servicer applies for or is granted an extension of time to sell the property, the special servicer must act in accordance with the Servicing Standard to liquidate the property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the REO Property within the period specified in the extension or opinion.

      The special servicer may be required to retain an independent contractor to operate and manage the REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to the REO Property.

      In general, the special servicer, or an independent contractor employed by the special servicer at the expense of the trust, will be obligated to operate and manage any REO Property in a manner that:

      o     maintains its status as foreclosure property under the REMIC provisions of the Code; and

      o     is in accordance with the Servicing Standard.

      The special servicer must review the operation of each REO Property and consult with the certificate administrator, or any person appointed by the certificate administrator to act as tax administrator, to determine the trust's federal income tax reporting position with respect to the income it is anticipated that the trust would derive from the property. The special servicer could determine that it would not be consistent with the Servicing Standard to manage and operate the property in a manner that would avoid the imposition of a tax on net income from foreclosure property, within the meaning of section
857(b)(4)(B) of the Code.

      This determination is most likely to occur in the case of an REO Property that is a hotel. To the extent that income the trust receives from an REO
Property is subject to a tax on net income from foreclosure property, that income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%.

      The determination as to whether income from an REO Property would be subject to a tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO
Property that is directly operated by the special servicer would be apportioned and classified as service or non-service income. The service portion of the income could be subject to federal tax at the highest marginal corporate tax rate and could also be subject to certain state or local taxes. The non-service portion of the income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at

                                      S-185

the 100% rate. Any tax imposed on the trust's income from an REO Property would reduce the amount available for payment to the certificateholders. See "Federal
Income Tax Consequences" in this prospectus supplement and in the accompanying base prospectus. The reasonable out-of-pocket costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the applicable master servicer's collection account.

      The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired by the trust, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from the REO
Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its REO account, following receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property. The funds held in this REO account may be held as cash or invested in Permitted Investments.
Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the pooling and servicing agreement.

      The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the account relating to that particular REO Property. Shortly after the end of each collection period, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the applicable master servicer for deposit, into that master servicer's collection account the total of all amounts received with respect to each REO Property during that collection period, net of--

      o     any withdrawals made out of those amounts as described in the preceding sentence; and

      o     any portion of those amounts that may be retained as reserves as described in the next paragraph.

      The special servicer may, subject to the limitations described in the pooling and servicing agreement, retain in its REO account the portion of the proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

      The special servicer will be required to keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

      The ML-CFC Series 2007-8 Special Servicer will be required to administer any REO Property related to the Farallon Portfolio Loan Combination in a similar manner pursuant to the ML-CFC Series 2007-8 Pooling and Servicing Agreement.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

      The special servicer will be required, at the expense of the trust, to inspect or cause an inspection of the corresponding mortgaged real property as soon as practicable after any mortgage loan (excluding the Farallon Portfolio
Trust Mortgage Loan) becomes a specially serviced mortgage loan and annually so long as such mortgage loan is a specially serviced mortgage loan. Beginning in
2008, the applicable master servicer, for each mortgage loan that it is responsible for servicing that is not a specially serviced mortgage loan and does not relate to an REO Property, will be required, at its own expense, to inspect or cause an inspection of the mortgaged real property at least once every calendar year, unless such mortgaged real property has been inspected in such calendar year by the special servicer. The applicable master servicer and the special servicer will each be required

                                      S-186

to prepare or cause the preparation of a written report of each inspection performed by it that generally describes the condition of the particular real property and that specifies--

      o     any sale, transfer or abandonment of the property of which the subject master servicer or the special servicer, as applicable, is aware; or

      o     any change in the property's condition or value of which the subject master servicer or the special servicer, as applicable, is aware and considers to be material; or

      o     any visible waste committed on the property of which the subject master servicer or special servicer, as applicable, is aware and considers to be material.

      The special servicer, in the case of each specially serviced mortgage loan, and the applicable master servicer, in the case of each other mortgage loan (excluding the Farallon Portfolio Trust Mortgage Loan), will each be required to use reasonable efforts to collect from the related borrower, the quarterly (if any) and annual operating statements, budgets and rent rolls of the corresponding mortgaged real property. However, there can be no assurance that any operating statements required to be delivered by a borrower will in fact be delivered, nor is the applicable master servicer or the special servicer likely to have any practical means of compelling delivery.

      The special servicer will also be required to cause quarterly and annual operating statements, budgets and rent rolls to be prepared for each REO
Property (other than the Farallon Portfolio REO Property).

      Each master servicer, with respect to each mortgage loan that it is responsible for servicing, will be required to prepare and maintain an operating statement analysis for each mortgaged real property and each REO Property, as applicable, and copies of such operating statement analyses are to be made available by the applicable master servicer to the certificate administrator, the special servicer and/or the controlling class representative upon request or as otherwise provided in the pooling and servicing agreement (but not more frequently than quarterly).

      Inspections of the Farallon Portfolio Mortgaged Real Property and
collection of the related property financial information are to be performed by the applicable ML-CFC Series 2007-8 Master Servicer and/or the ML-CFC Series
2007-8 Special Servicer.

EVIDENCE AS TO COMPLIANCE

      On or before May 1 of each year, beginning in 2008 (provided that, if any of the following items are required in connection with any filing with the
Securities and Exchange Commission, each master servicer and the special servicer will be required to deliver such items on or before March 15 of each year, beginning in 2008), each master servicer and the special servicer must deliver or cause to be delivered to the certificate administrator and us, among others, the following items:

      o     a report on an assessment of compliance by it with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB, signed by an authorized officer of the subject master servicer or the special servicer, as the case may be, which report will contain
            (a) a statement by the subject master servicer or the special servicer, as the case may be, of its responsibility for assessing compliance with the servicing criteria applicable to it, (b) a statement that the subject master servicer or the special servicer, as the case may be, used the servicing criteria set forth in Item
            1122(d) of Regulation AB to assess compliance with the applicable servicing criteria, (c) the subject master servicer's or the special servicer's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for the period ending
            December 31st of the preceding calendar year, which discussion must include any material instance of noncompliance with the applicable servicing criteria identified by the subject master servicer or the special

                                      S-187

            servicer, as the case may be, and (d) a statement that a registered public accounting firm has issued an attestation report on the subject master servicer's or the special servicer's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for such period ending December 31st of the preceding calendar year;

      o     as to each report delivered by the subject master servicer or the special servicer as described in the immediately preceding bullet, a report from a registered public accounting firm (made in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board) that attests to, and reports on, the assessment made by the asserting party in the report delivered as described in the immediately preceding bullet; and

      o     a statement signed by an authorized officer of the subject master servicer or the special servicer, as the case may be, to the effect that: (a) a review of the activities of the subject master servicer or the special servicer, as the case may be, during the preceding calendar year (or, if applicable, the portion of such year during which the offered certificates were outstanding) and of its performance under the pooling and servicing agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the subject master servicer or the special servicer, as the case may be, has fulfilled its material obligations under the pooling and servicing agreement in all material respects throughout the preceding calendar year or portion of that year during which the certificates were outstanding or, if there has been a material default, specifying each material default known to such officer and the nature and status of that default.

      The pooling and servicing agreement will require that: (1) the certificate administrator and any party to the pooling and servicing agreement (in addition to the master servicers and special servicer) that is "participating in the servicing function" (within the meaning of Item 1122 of Regulation AB) with respect to the mortgage pool, must deliver a separate assessment report and attestation report similar to those described in the first two bullets of the prior paragraph; (2) any party to the pooling and servicing agreement that has retained a sub-servicer, subcontractor or agent that is "participating in the servicing function" (within the meaning of Item 1122 of Regulation AB) with respect to the mortgage pool, must cause (or, in the case of a sub-servicer that has been retained by a servicer on or following the date of initial issuance of the certificates and that was servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor, must use commercially reasonable efforts to cause) that sub-servicer, subcontractor or agent to deliver a separate assessment report and attestation report similar to those described in the first two bullets of the prior paragraph; and (3) (i) the certificate administrator must deliver and (ii)
any party to the pooling and servicing agreement that has retained a sub-servicer that meets the criteria in Item 1108(a)(2)(i), (ii) or (iii) of
Regulation AB, must cause (or, in the case of a sub-servicer that has been retained by a servicer on or following the date of initial issuance of the certificates and that was servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor, must use commercially reasonable efforts to cause) that sub-servicer to deliver, a separate servicer compliance statement similar to that described in the third bullet of the prior paragraph.

EVENTS OF DEFAULT

      Each of the following events, circumstances and conditions will be considered events of default under the pooling and servicing agreement:

      o     any failure by either master servicer to deposit into the collection account any amount required to be so deposited by it under the pooling and servicing agreement, which failure continues unremedied for two business days following the date on which the deposit was required to be made; or

                                      S-188

      o     any failure by either master servicer to remit to the certificate administrator for deposit into the distribution account any amount required to be so remitted by it under the pooling and servicing agreement, which failure continues unremedied until 11:00 a.m., New
            York City time, on the business day following the date on which the remittance was required to be made; or

      o     any failure by the special servicer to deposit into the REO account or to deposit into, or to remit to the applicable master servicer for deposit into, the collection account, any amount required to be so deposited or remitted under the pooling and servicing agreement, provided, however, that the failure to deposit or remit such amount will not be an event of default if such failure is remedied within one business day and in any event on or prior to the related P&I advance date; or

      o     a master servicer fails to timely make any servicing advance required to be made by it under the pooling and servicing agreement, and that failure continues unremedied for three business days following the date on which notice has been given to that master servicer by the certificate administrator or the trustee or any other party to the pooling and servicing agreement; or

      o     a master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the pooling and servicing agreement, and that failure continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to that master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that (A) with respect to any such failure (other than a failure described in clause (B) below) that is not curable within such 30-day period, the subject master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the subject master servicer or the special servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the certificate administrator and any affected B-Note
            Loan Noteholders with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure, or
            (B) in the case of the failure to deliver to the certificate administrator the annual statement of compliance, the annual assessment report and/or the annual attestation report with respect to the subject master servicer (or any additional servicer or sub-servicing function participant, as applicable, engaged thereby and that was not servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor) or the special servicer (or any additional servicer or sub-servicing function participant, as applicable, engaged thereby and that was not servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor), as applicable, pursuant to the pooling and servicing agreement, which is required to be part of or incorporated in a report to be filed with the Securities and Exchange Commission, continues unremedied beyond the time specified in the pooling and servicing agreement; or

      o     it is determined that there is a breach by either master servicer or the special servicer of any of its representations or warranties contained in the pooling and servicing agreement that materially and adversely affects the interests of any class of certificateholders, and that breach continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the applicable master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that with respect to any such breach which is not curable within such 30-day period, the applicable master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the applicable master servicer or the special servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

                                      S-189

      o     a decree or order of a court having jurisdiction in an involuntary case under federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against a master servicer or the special servicer and the decree or order remains in force for a period of 60 days, provided, however, that the subject master servicer or the special servicer, as appropriate, will have an additional period of 30 days to effect a discharge, dismissal or stay of the decree or order if it commenced the appropriate proceedings to effect such discharge, dismissal or stay within the initial 60-day period; or

      o     a master servicer or the special servicer consents to the
            appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to it or of or relating to all or substantially all of its property; or

      o     a master servicer or the special servicer admits in writing its inability to pay its debts or takes other actions specified in the pooling and servicing agreement indicating its insolvency or inability to pay its obligations; or

      o     Fitch has (a) qualified, downgraded or withdrawn any rating then assigned by it to any class of certificates, or (b) placed any class of certificates on "watch status" in contemplation of possible rating downgrade or withdrawal (and that "watch status" placement has not have been withdrawn by it within 60 days of such placement)
            and, in either event, cited servicing concerns with a master servicer or the special servicer as the sole or a material factor in such rating action; or

      o     a master servicer or the special servicer is removed from S&P's
            Select Servicer List as a U.S. Commercial Mortgage Master Servicer
            or a U.S. Commercial Mortgage Special Servicer, as applicable, and is not reinstated within 60 days after its removal therefrom; or

      o     a master servicer ceases to be rated at least CMS3 by Fitch or the special servicer ceases to be rated CSS3 by Fitch and such rating is not restored within 60 days after the subject downgrade or withdrawal.

      The pooling and servicing agreement may include other events of default that apply only to the Non-Trust Loans and/or securities backed thereby.

RIGHTS UPON EVENT OF DEFAULT

      If an event of default described above under "--Events of Default" occurs with respect to either master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of either the controlling class representative or the certificateholders entitled to not less than 25% of the voting rights for all the classes of certificates, the trustee will be required, to terminate all of the rights and obligations of the defaulting party under the pooling and servicing agreement and in and to the trust assets other than any rights the defaulting party may have as a certificateholder; provided that the terminated defaulting party will continue to be entitled to receive all amounts due and owing to it in accordance with the terms of the pooling and servicing agreement and will continue to be entitled to the benefit of any provisions for reimbursement or indemnity as and to the extent provided in the pooling and servicing agreement. Upon any termination, the trustee must either:

      o     succeed to all of the responsibilities, duties and liabilities of the applicable master servicer or special servicer, as the case may be, under the pooling and servicing agreement; or

                                      S-190

      o     appoint an established mortgage loan servicing institution to act as a successor master servicer or as the successor special servicer, as the case may be, provided such successor is reasonably acceptable to the controlling class representative.

      Notwithstanding the foregoing discussion in this "--Rights Upon Event of
Default" section, if a master servicer is terminated under the circumstances described above because of the occurrence of any of the events of default described in the last three bullets under "--Events of Default" above, that master servicer will have the right for a period not to exceed 45 days--during which time that master servicer will continue to master service the mortgage loans it is responsible for servicing--to sell its master servicing rights with respect to the mortgage loans it is responsible for servicing to a master servicer whose appointment Fitch and S&P have each confirmed will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the certificates. The terminated master servicer will be responsible for all out-of-pocket expenses incurred in connection with the attempt to sell its rights to master service the mortgage loans it is responsible for servicing, to the extent such expenses are not reimbursed by the replacement servicer.

      Either the controlling class representative or the holders of certificates entitled to a majority of the voting rights for the certificates may require the trustee to appoint an established mortgage loan servicing institution to act as a successor master servicer or as the successor special servicer, as the case may be, rather than have the trustee act as that successor, provided such successor is reasonably acceptable to the controlling class representative. The appointment of a successor special servicer by the trustee is subject to the rights of the controlling class of certificateholders to designate a successor special servicer as described under "--Replacement of the Special Servicer"
above.

      In general, the certificateholders entitled to at least 66?% of the voting rights allocated to each class of certificates affected by any event of default may waive the event of default. However, the events of default described in the first, second, third, tenth or eleventh bullets under "--Events of Default"
above may only be waived by all of the holders of the affected classes of the certificates. Upon any waiver of an event of default, the event of default will cease to exist and will be deemed to have been remedied for every purpose under the pooling and servicing agreement.

      No certificateholder will have the right under the pooling and servicing agreement to institute any suit, action or proceeding with respect to that agreement or any mortgage loan unless--

      o     that holder previously has given to the trustee written notice of default,

      o     except in the case of a default by the trustee, certificateholders entitled to not less than 25% of the voting rights have made written request to the trustee to institute that suit, action or proceeding in its own name as trustee under the pooling and servicing agreement and have offered to the trustee such reasonable indemnity as it may require, and

      o     except in the case of a default by the trustee for 60 days has neglected or refused to institute that suit, action or proceeding.

      The pooling and servicing agreement may include other rights upon event of default that apply only to the Non-Trust Loans.

      See "Description of the Governing Documents--Matters Regarding the
Trustee" for a description of certain limitations regarding the trustee's duties with respect to the foregoing matters.

                                      S-191

NON-TRUST LOAN SECURITIES

      If any Non-Trust Loan is securitized, the master servicer and/or the special servicer may be required to obtain rating agency confirmations with respect to the related securities backed thereby in connection with certain servicing actions involving the related Loan Combination, which may result in delays.

THIRD-PARTY BENEFICIARIES

      The Non-Trust Loan Noteholders will be third-party beneficiaries of the pooling and servicing agreement. Accordingly, the pooling and servicing agreement cannot be modified in any manner that is material and adverse to any of those parties without its consent.

ADDITIONAL MATTERS RELATING TO THE TRUSTEE

      The trustee is at all times required to be a corporation, bank, trust company or association organized and doing business under the laws of the U.S.
or any State of the U.S. or the District of Columbia. In addition, the trustee must at all times--

      o     be authorized under those laws to exercise trust powers;

      o     with limited exception, have a combined capital and surplus of at least $100,000,000; and

      o     be subject to supervision or examination by a federal or state banking authority.

      If the corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of the corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

      We, the master servicers, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the trustee will have the power to appoint a co-trustee or separate trustee of all or any part of the trust assets. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

              SERVICING OF THE FARALLON PORTFOLIO LOAN COMBINATION

      The ML-CFC Series 2007-8 Pooling and Servicing Agreement initially governs the servicing and administration of the Farallon Portfolio Loan Combination and
any related REO Property. The ML-CFC Series 2007-8 Pooling and Servicing
Agreement is the governing document for the ML-CFC Series 2007-8 Securitization.
Under the ML-CFC Series 2007-8 Pooling and Servicing Agreement, the master servicer with respect to the Farallon Portfolio Loan Combination is KeyCorp Real
Estate Capital Markets, Inc., the trustee is LaSalle Bank National Association and the special servicer is Midland Loan Services, Inc. The master servicers, special servicer and trustee under the pooling and servicing agreement for our
ML-CFC Series 2007-9 certificates will not have any obligation or authority to supervise the applicable ML-CFC Series 2007-8 master servicer, the ML-CFC Series
2007-8 special servicer or the ML-CFC Series 2007-8 trustee or to make servicing advances with respect to the Farallon Portfolio Loan Combination.

                                      S-192

      The ML-CFC Series 2007-8 Pooling and Servicing Agreement provides for servicing in a manner acceptable for rated transactions similar in nature to our
ML-CFC Series 2007-9 securitization and the servicing arrangements under the
ML-CFC Series 2007-8 Pooling and Servicing Agreement are generally similar, but not identical, to the servicing arrangements under our ML-CFC Series 2007-9 pooling and servicing agreement. In that regard--

      o     one or more parties to the ML-CFC Series 2007-8 Pooling and
            Servicing Agreement will be responsible for making servicing advances with respect to the Farallon Portfolio Loan Combination, which servicing advances will be reimbursable (with interest at a published prime rate) to the maker thereof out of collections on the
            Farallon Portfolio Loan Combination, and none of the parties to that related agreement (in their capacities under such agreement) will have any right or duty to make advances of delinquent debt service payments on the Farallon Portfolio Trust Mortgage Loan;

      o     the mortgage loans that form the Farallon Portfolio Loan Combination are to be serviced and administered under a general servicing standard that is similar (but not identical) to the Servicing
            Standard under our ML-CFC Series 2007-9 pooling and servicing agreement and as if they were a single mortgage loan indebtedness under that agreement (subject to any rights of the Farallon
            Portfolio Controlling Party or a representative on its behalf to consult or advise with respect to, or to approve or disapprove, various servicing-related actions involving the Farallon Portfolio
            Loan Combination);

      o     the mortgage loans that form the Farallon Portfolio Loan Combination will become specially serviced mortgage loans if specified events occur, which events are similar (but not identical) to the Servicing
            Transfer Events under our ML-CFC Series 2007-9 pooling and servicing agreement, in which case the ML-CFC Series 2007-8 Special Servicer will be entitled to (among other things) special servicing fees, workout fees and/or liquidation fees with respect to the Farallon
            Portfolio Trust Mortgage Loan that arise and are payable in a manner and to an extent that is similar to the special servicing fees, workout fees and/or liquidation fees that are payable to the special servicer under our ML-CFC Series 2007-9 pooling and servicing agreement with respect to other mortgage loans;

      o     any modification, extension, waiver or amendment of the payment terms of the Farallon Portfolio Loan Combination is required to be structured so as to be consistent with the allocation and payment priorities in the related mortgage loan documents and the related
            Loan Combination Intercreditor Agreement, such that neither the trust as holder of the Farallon Portfolio Trust Mortgage Loan nor any holder of a related Non-Trust Loan gains a priority over the other such holder that is not reflected in the related mortgage loan documents and the related Loan Combination Intercreditor Agreement;

      o     the master servicer and special servicer under the ML-CFC Series
            2007-8 Pooling and Servicing Agreement will each have duties to consult with or obtain the approval of or take direction from the
            Farallon Portfolio Controlling Party under that agreement as described under "Servicing of the Mortgage Loans Under the ML-CFC
            Series 2007-9 Pooling and Servicing Agreement--The Controlling Class
            Representative and the Loan Combination Controlling Parties" and
            "Description of the Mortgage Pool--The Loan Combinations--The
            Farallon Portfolio Loan Combination--Consultation and Consent" in
            this prospectus supplement;

      o     in connection with the foregoing bullet, the special servicer under the ML-CFC Series 2007-8 Pooling and Servicing Agreement will not be obligated to seek approval from the Farallon Portfolio Controlling
            Party for any action to be taken by the special servicer under the
            ML-CFC Series 2007-8 Pooling and Servicing Agreement if the special servicer under the ML-CFC Series

                                      S-193

            2007-8 Pooling and Servicing Agreement has notified the Farallon
            Portfolio Controlling Party in writing of various actions that the special servicer under the ML-CFC Series 2007-8 Pooling and
            Servicing Agreement proposes to take with respect to the workout or liquidation of the Farallon Portfolio Loan Combination and for 60
            days following the first such notice, the Farallon Portfolio
            Controlling Party has objected to all of those proposed actions and has failed to suggest any alternative actions that the special servicer under the ML-CFC Series 2007-8 Pooling and Servicing
            Agreement considers to be consistent with the applicable servicing standard;

      o     in general, the respective parties to the ML-CFC Series 2007-8
            Pooling and Servicing Agreement will have similar limitations on liability and rights to reimbursement and/or indemnification as do the respective parties to our ML-CFC Series 2007-9 pooling and servicing agreement; and

      o     if the Farallon Portfolio Trust Mortgage Loan is no longer subject to the ML-CFC Series 2007-8 Pooling and Servicing Agreement, then the Farallon Portfolio Loan Combination will be serviced and administered under one or more successor servicing agreements entered into with the master servicer under the ML-CFC Series 2007-8
            Pooling and Servicing Agreement and, if applicable, the special servicer under the ML-CFC Series 2007-8 Pooling and Servicing
            Agreement, on terms substantially similar to those in the ML-CFC
            Series 2007-8 Pooling and Servicing Agreement, unless that master servicer, that special servicer and the holders of the mortgage loans that form the Farallon Portfolio Loan Combination otherwise agree; no such other servicing agreement may be entered into on behalf of the trust as the holder of the Farallon Portfolio Trust
            Mortgage Loan unless the holders of all mortgage loans comprising the Farallon Portfolio Loan Combination collectively agree to grant consent to such other servicing agreement; and entry into any successor servicing agreement will be conditioned upon receipt from
            Fitch and S&P of a written confirmation that entering into that agreement would not result in the withdrawal, downgrade, or qualification, as applicable, of the then current ratings assigned by those rating agencies to any class of ML-CFC Series 2007-9 certificates.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

      The certificates will be issued, on or about November 14, 2007, under the pooling and servicing agreement. They will represent the entire beneficial ownership interest of the trust. The assets of the trust will include:

      o     a segregated pool of mortgage loans;

      o     any and all payments under and proceeds of those mortgage loans received after the cut-off date, exclusive of payments of principal, interest and other amounts due on or before that date;

      o     the loan documents for those mortgage loans;

      o     our rights under the mortgage loan purchase agreements between us and the respective mortgage loan sellers;

      o     any REO Properties acquired by the trust with respect to any of those mortgage loans that come into and continue in default; and

      o     those funds or assets as from time to time are deposited in the master servicers' collection accounts, the special servicer's REO account, the certificate administrator's distribution account

                                      S-194

            described under "--Distribution Account" below or the certificate administrator's interest reserve account described under "--Interest
            Reserve Account" below.

      Whenever we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise.

      The certificates will include the following classes:

      o     the A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AM-A, AJ, AJ-A, B, C, D, E,
            F and XP classes, which are the classes of certificates that are offered by this prospectus supplement; and

      o     the XC, G, H, J, K, L, M, N, P, Q, S, T, Y and Z classes and the
            REMIC residual certificates, which are the classes of certificates that--

            1.    will be retained or sold in transactions that do not require registration under the Securities Act; and

            2.    are not offered by this prospectus supplement.

      The class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AM-A, AJ, AJ-A, B, C, D, E,
F, G, H, J, K, L, M, N, P, Q, S and T certificates are the only certificates that will have principal balances and are sometimes referred to as the principal balance certificates. The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust. Accordingly, on each distribution date, the principal balance of each certificate having a principal balance will be permanently reduced by any payments of principal actually made with respect to that certificate on that distribution date. See "--Payments" below.

      On any particular distribution date, the principal balance of each class of principal balance certificates may also be reduced, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust. However, in limited circumstances, the total principal balance of a class of principal balance certificates that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of that prior reduction), with past due interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable
Advances or interest thereon that were reimbursed and/or paid in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal Distribution
Amount for that distribution date. See "--Reductions to Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
below.

      The class XC, XP, Y and Z certificates and the REMIC residual certificates will not have principal balances, and the holders of those certificates will not be entitled to receive payments of principal. However, each class XC, XP and Y certificate will have a notional amount for purposes of calculating the accrual of interest with respect to that certificate.

      The total notional amount of the class XC certificates will equal the total principal balance of all the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
AM-A, AJ, AJ-A, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T certificates outstanding from time to time.

      The total notional amount of the class XP certificates from time to time will equal the sum of the components thereof set forth on Annex G to this prospectus supplement. Each of those components of the total notional amount of the class XP certificates will relate to a particular class of principal balance certificates and, at any time during any of the periods specified on Annex G to this prospectus supplement, will equal the lesser of (a) the specific amount identified in the table on Annex G to this prospectus supplement with respect to the related

                                      S-195

class of principal balance certificates for that period and (b) the then total principal balance of the related class of principal balance certificates.
Notwithstanding anything to the contrary in this prospectus supplement, the total notional amount of the class XP certificates will be $0 following the distribution date in November 2015.

      The total notional amount of the class Y certificates will equal the
Stated Principal Balance outstanding from time to time of the Convertible Rate
Mortgage Loans.

      In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount of any of your offered certificates from time to time, you may multiply the original principal balance or notional amount of that certificate as of the date of initial issuance of the offered certificates, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount, as applicable, of that class, and the denominator of which will be the original total principal balance or notional amount, as applicable, of that class. Certificate factors will be reported monthly in the certificate administrator's report.

REGISTRATION AND DENOMINATIONS

      General. The offered certificates will be issued in book-entry form in original denominations of--

      o     in the case of the class XP certificates, $100,000 initial notional amount and in any whole dollar denomination in excess of $100,000;
            and

      o     in the case of the other offered certificates, $25,000 initial principal balance and in any whole dollar denomination in excess of
            $25,000.

      Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying base prospectus under
"Description of the Certificates--Book-Entry Registration." For so long as any class of offered certificates is held in book-entry form--

      o     all references in this prospectus supplement to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations; and

      o     all references in this prospectus supplement to payments, notices, reports, statements and other information to holders of those certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of those
            certificates, for payment to beneficial owners of offered
            certificates through its participating organizations in accordance with DTC's procedures.

      The certificate administrator will initially serve as certificate registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

      DTC, Euroclear and Clearstream. You will initially hold your certificates through DTC, in the United States, or Clearstream Banking Luxembourg or
Euroclear Bank S.A./N.V., as operator of the Euroclear System, in Europe, if you are a participating organization of the applicable system, or indirectly through organizations that are participants in the applicable system. Clearstream and
Euroclear will hold omnibus positions on behalf of

                                      S-196

organizations that are participants in either of these systems, through customers' securities accounts in Clearstream's or Euroclear's names on the books of their respective depositaries. Those depositaries will, in turn, hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. For a discussion of DTC, Euroclear and Clearstream, see
"Description of the Certificates--Book-Entry Registration--DTC, Euroclear and
Clearstream" in the accompanying base prospectus.

      Transfers between participants in DTC will occur in accordance with DTC's rules. Transfers between participants in Clearstream and Euroclear will occur in accordance with their applicable rules and operating procedures. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through participants in Clearstream or
Euroclear, on the other, will be accomplished through DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. See "Description of the Certificates--Book-Entry
Registration--Holding and Transferring Book-Entry Certificates" in the
accompanying base prospectus. For additional information regarding clearance and settlement procedures for the offered certificates and for information with respect to tax documentation procedures relating to the offered certificates, see Annex H hereto.

DISTRIBUTION ACCOUNT

      General. The certificate administrator must establish and maintain an account in which it will hold funds pending their payment on the certificates and from which it will make those payments. That distribution account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the certificate administrator's distribution account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the certificate administrator's distribution account will be paid to the certificate administrator subject to the limitations set forth in the pooling and servicing agreement. Only the certificate administrator and its agents will have access to funds in the distribution account.

      Deposits. On the business day prior to each distribution date, each master servicer will be required to remit to the certificate administrator for deposit in the distribution account the following funds:

      o     all payments and other collections on the mortgage loans and any REO
            Properties that are then on deposit in the subject master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the following:

            1.    monthly debt service payments due on a due date subsequent to the end of the related collection period;

            2.    payments and other collections received after the end of the related collection period;

            3.    amounts that are payable or reimbursable from the subject
                  master servicer's collection account to any person other than the certificateholders, including--

                  (a)   amounts payable to the subject master servicer or the
                        special servicer as compensation, including master
                        servicing fees, special servicing fees, workout fees,
                        principal recovery fees, assumption fees, modification
                        fees and, to the extent not otherwise applied to cover
                        interest on Advances and/or certain other actual or
                        potential Additional Trust Fund Expenses, Penalty
                        Interest and late payment charges,

                  (b)   amounts payable in reimbursement of outstanding
                        Advances, together with interest on those Advances,

                                      S-197

                  (c)   amounts payable with respect to other expenses of the
                        trust, and

                  (d)   amounts payable at the request of the other master
                        servicer as described in the last paragraph under
                        "--Collection Accounts--Withdrawals" above; and

            4.    amounts deposited in the subject master servicer's collection account in error;

      o     any compensating interest payment deposited in the subject master servicer's collection account to cover Prepayment Interest
            Shortfalls incurred with respect to the mortgage loans during the related collection period;

      o     any P&I advances made with respect to that distribution date; and

      o     any amounts paid by the subject master servicer, the special servicer or the plurality controlling class certificateholder to purchase all the mortgage loans and any REO Properties (minus certain required deductions) in connection with the termination of the trust as contemplated under "Description of the Offered
            Certificates--Termination" in this prospectus supplement.

      See "--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" below and "Servicing of the Mortgage Loans Under the
ML-CFC Series 2007-9 Pooling and Servicing Agreement--Collection Accounts" and
"--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

      With respect to each distribution date that occurs during March, commencing in March 2008, the certificate administrator will be required to transfer from its interest reserve account, which we describe under "--Interest
Reserve Account" below, to the distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis.

      Withdrawals. The certificate administrator may from time to time make withdrawals from its distribution account for any of the following purposes:

      o     to pay itself and the trustee a monthly fee which is described under
            "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9
            Pooling and Servicing Agreement--Trust Administration Compensation"
            in this prospectus supplement and any interest or other income earned on funds in the distribution account;

      o     to indemnify the trustee and various related persons, as described under "Description of the Governing Documents--Matters Regarding the
            Trustee" in the accompanying base prospectus;

      o     to indemnify itself and any corresponding related persons similar to those described in the preceding bullet;

      o     to pay for any opinions of counsel required to be obtained in connection with any amendments to the pooling and servicing agreement and certain other opinions of counsel provided for in the pooling and servicing agreement;

      o     to pay any federal, state and local taxes imposed on the issuing entity, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust as described under "Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--Prohibited Transactions Tax and
            Other Taxes" in the accompanying base prospectus and "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and
            Servicing Agreement--REO Properties" in this prospectus supplement;

                                      S-198

      o     to pay any separate tax administrator any amounts reimbursable to it;

      o     to transfer from its distribution account to its interest reserve account interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis, as and when described under "--Interest Reserve Account" below;

      o     to pay to either master servicer any amounts deposited by it in the distribution account not required to be deposited therein;

      o     to pay any amounts due and payable under the terms of the Farallon
            Portfolio Intercreditor Agreement, which amounts are specified as being payable by the holder of the Farallon Portfolio Trust Mortgage
            Loan; and

      o     to clear and terminate the distribution account at the termination of the pooling and servicing agreement.

      On each distribution date, all amounts on deposit in the certificate administrator's distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will be withdrawn and applied to make payments on the certificates.
For any distribution date, those funds will consist of the following separate components--

      o     the portion of those funds that represent prepayment consideration collected on the mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be distributed as described under
            "--Payments--Payments of Prepayment Premiums and Yield Maintenance
            Charges" below;

      o     the respective portions of those funds that represent Additional
            Interest collected on the Convertible Rate Mortgage Loans during the related collection period or 500 Carson Town Center Deferred
            Interest or any 500 Carson Town Center Repurchase Charge collected on the 500 Carson Town Center Mortgage Loan during the related collection period, which will be distributed as described under
            "--Payments--Payments of Floating Rate Additional Interest, 500
            Carson Town Center Deferred Interest and the 500 Carson Town Center
            Repurchase Charge" below; and

      o     the remaining portion of those funds, which--

            1.    we refer to as the Available Distribution Amount; and

            2.    will be distributed as described under "--Payments--Priority of Payments" below.

INTEREST RESERVE ACCOUNT

      The certificate administrator must maintain an account in which it will hold the interest reserve amounts described in the next paragraph with respect to those mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for similar securitizations as the one involving the offered certificates. The interest reserve account may be a sub-account of the distribution account, but for purposes of the discussion in this prospectus supplement it is presented as if it were a separate account.
Funds held in the certificate administrator's interest reserve account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the certificate administrator's interest reserve account will be paid to the certificate administrator subject to the limitations set forth in the pooling and servicing agreement. Only the certificate administrator and its agents will have access to funds in the interest reserve account.

                                      S-199

      During January, except in a leap year, and February of each calendar year, beginning in 2008, the certificate administrator will, on or before the distribution date in that month, withdraw from the distribution account and deposit in its interest reserve account the interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced. That interest reserve amount for each of those mortgage loans will generally equal one day's interest (exclusive of Penalty Interest and Additional
Interest and net of any master servicing fees and trust administration fees payable therefrom and, in the case of the Farallon Portfolio Trust Mortgage
Loan, further net of any servicing fee payable therefrom under the ML-CFC Series
2007-8 Pooling and Servicing Agreement) accrued on the Stated Principal Balance of the subject mortgage loan as of the end of the related collection period.

      During March of each calendar year, beginning in 2008, the certificate administrator will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in the distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360
Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available
Distribution Amount for the distribution date during the month of transfer.

                                      S-200

FEES AND EXPENSES

      The following summarizes the related fees and expenses to be paid from the assets of the trust fund and the recipient, general purpose, source and frequency of payments for those fees and expenses:

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   TYPE / RECIPIENT                     AMOUNT                  GENERAL PURPOSE                 SOURCE                   FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------

FEES
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Master Servicing Fee /   Each master servicer will earn a       Compensation       First, out of collections of        Monthly
Master Servicers         master servicing fee with respect to                      interest with respect to the
                         each and every mortgage loan in the                       subject mortgage loan and then,
                         trust that it is responsible for                          if the subject mortgage loan and
                         servicing, including each specially                       any related REO Property has
                         serviced mortgage loan, if any, and                       been liquidated, out of general
                         each mortgage loan, if any, as to                         collections on deposit in the
                         which the corresponding mortgaged                         collection account.(1)
                         real property has become an REO
                         Property, and, in the case of
                         Midland Loan Services, Inc.,
                         including the Farallon Portfolio
                         Trust Mortgage Loan. With respect
                         to each mortgage loan, the master
                         servicing fee will:(1) generally be
                         calculated for the same number of
                         days and on the same principal
                         amount as interest accrues or is
                         deemed to accrue on that mortgage
                         loan; and (2) accrue at an annual
                         rate that ranges, on a loan-by-loan
                         basis, from 0.02% per annum to 0.11%
                         per annum. Master servicing fees
                         with respect to any mortgage loan
                         will include the primary servicing
                         fees payable by the applicable
                         master servicer to any sub-servicer
                         with respect to that mortgage
                         loan.(1)
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Additional Master        o  Prepayment Interest Excesses        Compensation       Interest payments made by the       Time to time
Servicing Compensation      collected on mortgage loans that                       related borrower intended to
/ Master Servicers          are the subject of a principal                         cover interest accrued on the
                            prepayment in full or in part                          subject principal prepayment
                            after their respective due dates                       with respect to the subject
                            in any collection period;                              mortgage loan during the period
                                                                                   from and after the related due
                                                                                   date.
                         -----------------------------------------------------------------------------------------------------------
                         o  All interest and investment         Compensation       Interest and investment income      Monthly
                            income earned on amounts on                            related to the subject accounts
                            deposit in accounts maintained by                      (net of investment losses).
                            the master servicers, to the
                            extent not otherwise payable to
                            the borrowers;
                         -----------------------------------------------------------------------------------------------------------
                         o  On non-specially serviced           Compensation       Payments of late payment charges    Time to time
                            mortgage loans, late payment                           and default interest made by
                            charges and default interest                           borrowers with respect to the
                            actually collected with respect                        mortgage loans.
                            to the subject mortgage loan
                            during any collection period, but
                            only to the extent not otherwise
                            allocable to pay the following
                            items with respect to the subject
                            mortgage loan: (i) interest on
                            advances; or (ii) Additional
                            Trust Fund Expenses currently
                            payable or previously paid with
                            respect to the subject mortgage
                            loan or mortgaged real property
                            from collections on the mortgage
                            pool and not previously
                            reimbursed; and
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                                      S-201

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   TYPE / RECIPIENT                     AMOUNT                  GENERAL PURPOSE                 SOURCE                   FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------

                         o  The percentage, if any, specified   Compensation       Payments of the applicable          Time to time
                            in the pooling and servicing                           fee(s) made by the borrower
                            agreement, of each assumption                          under the subject mortgage loan.
                            application fee, assumption
                            fee, modification fee, extension
                            fee and other similar fees or
                            fees paid in connection with a
                            defeasance of a mortgage loan
                            that is actually paid by a
                            borrower in connection with the
                            related action.
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Special Servicing Fee    The special servicer will earn a       Compensation       Out of general collections on       Monthly
/ Special Servicer       special servicing fee with respect                        all the mortgage loans and any
                         to each mortgage loan that is being                       REO Properties in the trust on
                         specially serviced or as to which                         deposit in the master servicers'
                         the corresponding mortgaged real                          collection accounts.(2)
                         property has become an REO
                         Property.  With respect to each such
                         mortgage loan described in the
                         preceding sentence, the special
                         servicing fee will: (a) accrue for
                         the same number of days and on the
                         same principal amount as interest
                         accrues or is deemed to accrue from
                         time to time on that mortgage loan;
                         (b) accrue at a special servicing
                         fee rate of 0.35% per annum (but in
                         any event may not be less than
                         $4,000 in any month) with respect to
                         any specially serviced mortgage loan
                         and any mortgage loan as to which
                         the related mortgaged real property
                         has become REO property; and (c) be
                         payable monthly from general
                         collections on the mortgage pool.(2)
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Workout Fee / Special    The special servicer will, in          Compensation       Out of each collection of           Time to time
Servicer                 general, be entitled to receive a                         interest (other than default
                         workout fee with respect to each                          interest) and principal received
                         specially serviced mortgage loan                          on the subject mortgage loan.(3)
                         that it successfully works out. The
                         workout fee will be payable out of,
                         and will be calculated by
                         application of a workout fee rate of
                         1.0% to, each collection of interest
                         and principal received on the
                         subject mortgage loan for so long as
                         it is not returned to special
                         servicing by reason of an actual or
                         reasonably foreseeable default.(3)
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Principal Recovery Fee   Subject to the exceptions described    Compensation       Out of the full, partial or         Time to time
/ Special Servicer       under "Servicing of the Mortgage                          discounted payoff obtained from
                         Loans Under the ML-CFC Series 2007-9                      the related borrower and/or
                         Pooling and Servicing                                     liquidation proceeds, sale
                         Agreement--Servicing and Other                            proceeds, insurance proceeds or
                         Compensation and Payment of                               condemnation proceeds (exclusive
                         Expenses--Principal Special Servicing                     of any portion of that payment or
                         Compensation" and "--The Principal                        proceeds that represents a
                         Recovery Fee" in this prospectus                          recovery of default interest) in
                         supplement, the special servicer                          respect of the related specially
                         will, in general, be entitled to                          serviced mortgage loan or related
                         receive a principal recovery fee                          REO Property, as the case may
                         with respect to: (a) each specially                       be.(3)
                         serviced mortgage loan--or any
                         replacement mortgage loan
                         substituted for it--as to which the
                         special servicer obtains a full or
                         discounted payoff from the related
                         borrower; and (b) any specially
                         serviced mortgage loan or REO
                         Property as to which the special
                         servicer receives any liquidation
                         proceeds, sale
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                                      S-202

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   TYPE / RECIPIENT                     AMOUNT                  GENERAL PURPOSE                 SOURCE                   FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------

                         proceeds, insurance proceeds or
                         condemnation proceeds. As to each
                         such specially serviced mortgage
                         loan or foreclosure property, the
                         principal recovery fee will be
                         payable from, and will be calculated
                         by application of a principal
                         recovery fee rate of 1.0% to, the
                         related payment or proceeds.(3)
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Additional Special       o  All interest and investment         Compensation       Interest and investment income      Monthly
Servicing Compensation      income earned on amounts on                            related to the subject accounts
/ Special Servicer          deposit in accounts maintained by                      (net of investment losses).
                            the special servicer;
                         -----------------------------------------------------------------------------------------------------------
                         o  On specially serviced mortgage      Compensation       Payments of late payment charges    Time to time
                            loans, late payment charges and                        and default interest made by
                            default interest actually                              borrowers in respect of the
                            collected with respect to the                          mortgage loans.
                            subject mortgage loan during any
                            collection period, but only to
                            the extent not otherwise
                            allocable to pay the following
                            items with respect to the subject
                            mortgage loan: (i) interest on
                            advances; or (ii) additional
                            trust fund expenses (exclusive of
                            special servicing fees, workout
                            fees, and principal recovery
                            fees) currently payable or
                            previously paid with respect to
                            the subject mortgage loan or
                            mortgaged real property from
                            collections on the mortgage pool
                            and not previously reimbursed;
                         -----------------------------------------------------------------------------------------------------------
                         o  With respect to any specially       Compensation       Payments of the applicable          Time to time
                            serviced mortgage loan, 100% of                        fee(s) made by the borrower
                            each assumption application fee,                       under the subject mortgage loan.
                            assumption fee, modification fee,
                            extension fee or other similar
                            fee actually paid by a borrower
                            with respect to any assumption or
                            modification; and
                         -----------------------------------------------------------------------------------------------------------
                         o  With respect to any non-specially   Compensation       Payments of the applicable          Time to time
                            serviced mortgage loan, the                            fee(s) made by the borrower
                            percentage, if any, specified in                       under the subject mortgage loan.
                            the pooling and servicing
                            agreement, of assumption fees,
                            assumption application fees,
                            modification fees and other fees
                            actually paid by a borrower with
                            respect to any assumption,
                            modification or other agreement
                            entered into by the applicable
                            master servicer.
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Trust Administration     The trust administration fee, for      Compensation       General collections on the          Monthly
Fee / Trustee and        any distribution date, will equal                         mortgage loans and any REO
Certificate              one month's interest at 0.00089% per                      Properties on deposit in the
Administrator            annum with respect to each and every                      master servicers' collection
                         mortgage loan in the trust,                               accounts and/or the certificate
                         including each specially serviced                         administrator's distribution
                         mortgage loan, if any, and each                           account.
                         mortgage loan, if any, as to which
                         the corresponding mortgaged real
                         property has become an REO Property.
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Additional Trust         All interest and investment income     Compensation       Interest and investment income      Monthly
------------------------------------------------------------------------------------------------------------------------------------

                                      S-203

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   TYPE / RECIPIENT                     AMOUNT                  GENERAL PURPOSE                 SOURCE                   FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------

Administration           earned on amounts on deposit in                           related to the subject account
Compensation /           accounts maintained by the                                (net of investment losses).
Certificate              certificate administrator.
Administrator
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EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Servicing Advances /     The amount of any servicing            Reimbursement of   Amounts on deposit in the           Time to time
Trustee, Master          advances.(4)(5)                        expenses           applicable master servicer's
Servicers or Special                                                               collection account that
Servicer                                                                           represent (a) payments made by
                                                                                   the related borrower to cover
                                                                                   the item for which such
                                                                                   servicing advance was made or
                                                                                   (b) liquidation proceeds, sale
                                                                                   proceeds, condemnation proceeds,
                                                                                   insurance proceeds and, if
                                                                                   applicable, REO revenues (in
                                                                                   each case, if applicable, net of
                                                                                   any principal recovery fee or
                                                                                   workout fee payable therefrom)
                                                                                   received in respect of the
                                                                                   particular mortgage loan or
                                                                                   related REO Property, provided
                                                                                   that if the applicable master
                                                                                   servicer, special servicer or
                                                                                   trustee determines that a
                                                                                   servicing advance is not
                                                                                   recoverable out of collections
                                                                                   on the related mortgage loan,
                                                                                   then out of general collections
                                                                                   on the mortgage loans and any
                                                                                   REO Properties in the trust on
                                                                                   deposit in the applicable master
                                                                                   servicer's collection  account
                                                                                   or, if funds in that master
                                                                                   servicer's collection account
                                                                                   are insufficient, the other
                                                                                   master servicer's collection
                                                                                   account.(5)
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Interest on servicing    Interest, at a rate per annum equal    Payment of         First, out of default interest      Time to time
advances / Master        to a published prime rate, accrued     interest on        and late payment charges on the
Servicers, Special       on the amount of each outstanding      Servicing          related mortgage loan and then,
Servicer or Trustee      servicing advance.(6)                  Advances           after or at the same time that
                                                                                   advance is reimbursed, out of
                                                                                   any other amounts then on
                                                                                   deposit in the applicable master
                                                                                   servicer's collection account
                                                                                   or, if funds in that master
                                                                                   servicer's collection account
                                                                                   are insufficient, the other
                                                                                   master servicer's collection
                                                                                   account.
------------------------------------------------------------------------------------------------------------------------------------
P&I Advances / Master    The amount of any P&I advances.        Reimbursement of   Amounts on deposit in the           Time to time
Servicers and Trustee                                           P&I Advances       applicable master servicer's
                                                                made with          collection account that
                                                                respect to the     represent late collections of
                                                                mortgage pool      interest and principal (net of
                                                                                   related master servicing,
                                                                                   workout and principal recovery
                                                                                   fees) received in respect of the
                                                                                   related mortgage loans or REO
                                                                                   Property as to which such P&I
                                                                                   advance was made, provided that
                                                                                   if the applicable master
                                                                                   servicer or trustee determines
                                                                                   that a P&I advance is not
                                                                                   recoverable out of collections
                                                                                   on the related mortgage loan,
                                                                                   then out of general
------------------------------------------------------------------------------------------------------------------------------------

                                      S-204

------------------------------------------------------------------------------------------------------------------------------------
   TYPE / RECIPIENT                     AMOUNT                  GENERAL PURPOSE                 SOURCE                   FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   collections on the mortgage loans
                                                                                   and any REO Properties in the
                                                                                   trust on deposit in the
                                                                                   applicable master servicer's
                                                                                   collection account or, if funds
                                                                                   in that master servicer's
                                                                                   collection account are
                                                                                   insufficient, the other master
                                                                                   servicer's collection account.(5)
------------------------------------------------------------------------------------------------------------------------------------
Interest on P&I          Interest, at a rate per annum equal    Payment of         First, out of default interest      Time to time
Advances / Master        to a published prime rate, accrued     interest on P&I    and late payment charges on the
Servicers and Trustee    on the amount of each outstanding      advances           related mortgage loan and then,
                         P&I advance.                                              after or at the same time that
                                                                                   advance is reimbursed, out of
                                                                                   any other amounts then on
                                                                                   deposit in the applicable master
                                                                                   servicer's collection account
                                                                                   or, if funds in that master
                                                                                   servicer's collection account
                                                                                   are insufficient, the other
                                                                                   master servicer's collection
                                                                                   account.(6)
------------------------------------------------------------------------------------------------------------------------------------
Indemnification          Amount to which such party is          Indemnification    General collections on the          Time to time
Expenses/ Trustee,       entitled to indemnification under                         mortgage loans and any REO
Certificate              the pooling and servicing                                 Properties on deposit in the
Administrator and any    agreement.(7)(8)                                          applicable master servicer's
director, officer,                                                                 collection account or, if funds
employee or agent of                                                               in that master servicer's
the Trustee,                                                                       collection account are
Certificate                                                                        insufficient, the other master
Administrator /                                                                    servicer's collection account
Depositor, Master                                                                  and/or the certificate
Servicers or Special                                                               administrator's  distribution
Servicer and any                                                                   account.
director, officer,
employee or agent of
Depositor, either
Master Servicer or
Special Servicer
------------------------------------------------------------------------------------------------------------------------------------
Servicing costs and      Amount of the servicing costs and      Payment of         General collections on the          Time to time
expenses, such as the    expenses.                              expenses           mortgage loans and any REO
costs of property                                                                  Properties on deposit in the
inspections following                                                              master servicers' collection
a default, the costs                                                               accounts and/or the certificate
of appraisers and/or                                                               administrator's distribution
other experts in real                                                              account.
estate matters, the
costs of environmental
remediation, costs of
obtaining legal
opinions and advice
and costs of recording
the pooling and
servicing agreement,
in each case to the
extent not advanced(9)
------------------------------------------------------------------------------------------------------------------------------------
Federal, state and       Amount of taxes, costs and expenses.   Payment of         General collections on the          Time to time
local taxes imposed on                                          expenses           mortgage loans and any REO
the issuing entity,                                                                Properties on deposit in the
its assets and/or                                                                  certificate administrator's
transactions, and any                                                              distribution account.
and all incidental
costs and expenses
------------------------------------------------------------------------------------------------------------------------------------

                                      S-205

___________________

(1)   The ML-CFC Series 2007-8 Master Servicer will be entitled to a comparable fee, calculated at 0.01% per annum on a Actual/360 Basis, with respect to the Farallon Portfolio Trust Mortgage Loan, which fee is reflected in the range of master servicing fees presented.

(2)   The ML-CFC Series 2007-8 Special Servicer will be entitled to a comparable fee, calculated at 0.25% per annum, with respect to the Farallon Portfolio
      Trust Mortgage Loan.

(3)   The ML-CFC Series 2007-8 Special Servicer will be entitled to a comparable fee, calculated at 1.0%, with respect to the Farallon Portfolio Trust
      Mortgage Loan.

(4)   Applicable parties under the ML-CFC Series 2007-8 Pooling and Servicing
      Agreement will be similarly entitled to reimbursement, with interest, for servicing advances on the Farallon Portfolio Trust Mortgage Loan. The issuing entity must bear its pro rata share of the reimbursement, with interest, of any servicing advance on the Farallon Portfolio Trust
      Mortgage Loan that are not reimbursable out of related collections.

(5)   Reimbursable out of collections on the related mortgage loan, except that:
      (a) advances that are determined not to be recoverable out of related collections will be reimbursable first out of general collections of principal on the mortgage pool and then out of other general collections on the mortgage pool; and (b) advances that remain outstanding after a specially serviced mortgage loan has been worked out and the servicing of that mortgage loan has been returned to the applicable master servicer may be reimbursable out of general collections of principal on the mortgage pool.

(6)   Payable out of late payment charges and/or default interest on the related mortgage loan or, in connection with or after reimbursement of the related advance, out of general collections on the mortgage pool, although in some cases interest on advances may be payable first or solely out of general collections of principal on the mortgage pool.

(7)   Payable out of general collections on the mortgage pool. In general, none of the above specified persons are entitled to indemnification for (1) any liability specifically required to be borne thereby pursuant to the terms of the pooling and servicing agreement, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of, or the negligent disregard of, such party's obligations and duties under the pooling and servicing agreement, or as may arise from a breach of any representation or warranty of such party made in the pooling and servicing agreement.

(8)   Comparable indemnities, payable out of collections on the Farallon
      Portfolio Loan Combination, run to the benefit of parties under the ML-CFC
      Series 2007-8 Pooling and Servicing Agreement.

(9)   Comparable costs and expenses, payable out of collections on the Farallon
      Portfolio Loan Combination, may be incurred under the ML-CFC Series 2007-8
      Pooling and Servicing Agreement.

      In the case of an A-Note Trust Mortgage Loan, some of the above referenced expenses and special servicing compensation may be paid, pursuant to the terms of the related Loan Combination Intercreditor Agreement, from amounts otherwise payable to the related B-Note Loan Noteholder. In the case of the Farallon
Portfolio Trust Mortgage Loan, some of the above referenced expenses, including the reimbursement of servicing advances and the payment of interest thereon but excluding the reimbursement of P&I advances and the payment of interest thereon, will be shared by the issuing entity and the related Non-Trust Loan
Noteholder(s), with allocations to be made on a pro rata basis by principal balance of the Farallon Portfolio Trust Mortgage Loan, on the one hand, and the related Non-Trust Loan(s), collectively, on the other hand. See "Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement.

CALCULATION OF PASS-THROUGH RATES

      The pass-through rates for the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates will, in the case of each of those classes, be fixed at the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of Prospectus Supplement--Overview of the Series 2007-9
Certificates" in this prospectus supplement.

      The pass-through rates for the class B, C, D, E, F, G, H, J and K certificates will, in the case of each of those classes, with respect to any interest accrual period, equal the Weighted Average Net Mortgage Rate for the related distribution date.

                                      S-206

      The pass-through rates for the class AM, AM-A, AJ, AJ-A, L, M, N, P, Q, S and T certificates will, in the case of each of those classes, with respect to any interest accrual period, equal the lesser of: (a) the Weighted Average Net
Mortgage Rate for the related distribution date; and (b) the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of Prospectus Supplement--Overview of the Series 2007-9
Certificates" in this prospectus supplement.

      The pass-through rate for the class XP certificates, for each interest accrual period through and including the October 2015 interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class XP strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class XP certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of a specified class of principal balance certificates. If all or a designated portion of the total principal balance of any class of principal balance certificates is identified under "--General"
above and on Annex G to this prospectus supplement as being part of the total notional amount of the class XP certificates immediately prior to any distribution date, then that total principal balance (or designated portion thereof) will represent a separate component of the notional amount of the class
XP certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the October 2015 interest accrual period, on any particular component of the notional amount of the class XP certificates immediately prior to the related distribution date, the applicable class XP strip rate will equal the excess, if any, of:

      (1)   the lesser of (a) the reference rate specified in Annex F to this prospectus supplement for such interest accrual period and (b) the
            Weighted Average Net Mortgage Rate for the related distribution date, over

      (2)   the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance, or a designated portion thereof, comprises such component.

      Following the October 2015 interest accrual period, the class XP certificates will cease to accrue interest. In connection therewith, the class
XP certificates will have a 0% pass-through rate for the November 2015 interest accrual period and for each interest accrual period thereafter.

      The pass-through rate for the class XC certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class XC strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class XC certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of the respective classes of the principal balance certificates. In general, the total principal balance of each class of principal balance certificates will constitute a separate component of the total notional amount of the class XC certificates;
provided that, if a portion, but not all, of the total principal balance of any particular class of principal balance certificates is identified under
"--General" above and on Annex G to this prospectus supplement as being part of the total notional amount of the class XP certificates immediately prior to any distribution date, then that identified portion of such total principal balance will also represent a separate component of the total notional amount of the class XC certificates for purposes of calculating the accrual of interest during the related interest accrual period, and the remaining portion of such total principal balance will represent another separate component of the class XC certificates for purposes of calculating the accrual of interest during the related interest accrual period.

                                      S-207

      For purposes of accruing interest during any interest accrual period, through and including the October 2015 interest accrual period, on any particular component of the total notional amount of the class XC certificates immediately prior to the related distribution date, the applicable class XC strip rate will be calculated as follows:

      (1)   if such particular component consists of the entire total principal balance of any class of principal balance certificates, and if such total principal balance also constitutes, in its entirety, a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a)
            the Weighted Average Net Mortgage Rate for the related distribution date, over (b) the greater of (i) the reference rate specified on
            Annex F to this prospectus supplement for such interest accrual period and (ii) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates;

      (2)   if such particular component consists of a designated portion (but not all) of the total principal balance of any class of principal balance certificates, and if such designated portion of such total principal balance also constitutes a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage
            Rate for the related distribution date, over (b) the greater of (i)
            the reference rate specified on Annex F to this prospectus supplement for such interest accrual period and (ii) the
            pass-through rate in effect during such interest accrual period for such class of principal balance certificates;

      (3)   if such particular component consists of the entire total principal balance of any class of principal balance certificates, and if such total principal balance does not, in whole or in part, also constitute a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates; and

      (4)   if such particular component consists of a designated portion (but not all) of the total principal balance of any class of principal balance certificates, and if such designated portion of such total principal balance does not also constitute a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net
            Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates.

      Notwithstanding the foregoing, for purposes of accruing interest on the class XC certificates during each interest accrual period subsequent to the
October 2015 interest accrual period, the total principal balance of each class of principal balance certificates will constitute a single separate component of the total notional amount of the class XC certificates, and the applicable class
XC strip rate with respect to each such component for each such interest period will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
such interest accrual period, over (b) the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance makes up such component.

      The pass-through rate for the class Y certificates will be 0% per annum unless and until the mortgage interest rate for a Convertible Rate Mortgage Loan converts from a fixed rate to a floating rate. Thereafter, the pass-through rate for the class Y certificates will equal the weighted average of the excess, if any, of the floating mortgage interest rate over the initial fixed mortgage interest rate with respect to each Convertible Rate Mortgage Loan.

                                      S-208

      The REMIC residual certificates and the class Z certificates will not be interest-bearing and, therefore, will not have pass-through rates.

PAYMENTS

      General. On each distribution date, the certificate administrator will, to the extent of available funds, make all payments required to be made on the certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the offices of the certificate registrar or such other location to be specified in a notice of the pendency of that final payment.

      In order for a certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the certificate administrator with written wiring instructions no later than five business days prior to the last business day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its payments by check mailed to it.

      Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

      Payments of Interest. All of the classes of the certificates (except for the class Z certificates and the REMIC residual certificates) will bear interest.

      With respect to each interest-bearing class of the certificates, that interest will accrue during each related interest accrual period based upon--

      o     the pass-through rate with respect to that particular class of certificates for that interest accrual period;

      o     the total principal balance or notional amount, as the case may be, of that particular class of certificates outstanding immediately prior to the related distribution date; and

      o     the assumption that each year consists of twelve 30-day months.

      On each distribution date, subject to available funds and the priorities of payment described under "--Payments--Priority of Payments" below, the total amount of interest payable to the holders of each interest-bearing class of the certificates will include the total amount of interest accrued during the related interest accrual period with respect to that class of certificates reduced (except in the case of the class XC, XP and Y certificates) by the portion of any Net Aggregate Prepayment Interest Shortfall for that distribution date allocable to the subject class of certificates.

      The portion of the Net Aggregate Prepayment Interest Shortfall for any
distribution date that is allocable to any class of principal balance certificates will equal the product of:

      1.    the amount of that Net Aggregate Prepayment Interest Shortfall for that distribution date, multiplied by

      2.    a fraction, the numerator of which is the total amount of interest accrued during the related interest accrual period with respect to the subject class of principal balance certificates, and the denominator of which is the total amount of interest accrued during the related interest accrual period with respect to all of the principal balance certificates.

                                      S-209

      If less than the full amount of interest payable with respect to any interest-bearing class of the certificates is paid on any distribution date, then the unpaid portion of that interest will continue to be payable on future distribution dates, subject to the available funds for those future distribution dates and the priorities of payment described under "--Payments--Priority of
Payments" below.

      Payments of Principal. In general, subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the total distributions of principal to be made with respect to the principal balance certificates, on any given distribution date, will equal the Principal
Distribution Amount for that distribution date, and the total distributions of principal to be made with respect to any particular class of such principal balance certificates, on any given distribution date, will equal the portion of the Principal Distribution Amount for that distribution date that is allocable to that particular class of principal balance certificates. For so long as the class A-4, AM and/or AJ certificates, on the one hand, and the class A-1A, AM-A and/or AJ-A certificates, on the other hand, remain outstanding, however, except as otherwise set forth below, the Principal Distribution Amount for each distribution date will be calculated on a loan group-by-loan group basis. On each distribution date after the total principal balance of the class A-4, AM and AJ certificates, on the one hand, or the class A-1A, AM-A and AJ-A certificates, on the other hand, has been reduced to zero, a single Principal
Distribution Amount will be calculated in the aggregate for both loan groups.

      As indicated in the definition of "Principal Distribution Amount" in the glossary to this prospectus supplement, the Principal Distribution Amount for any distribution date will generally be:

      o     reduced by any Nonrecoverable Advance, with interest thereon, or any
            Workout-Delayed Reimbursement Amount with respect to any mortgage loan (or, in the case of a servicing advance, the related Loan
            Combination) that is reimbursed out of general collections of principal on the mortgage pool received during the related collection period; and

      o     increased by any items recovered during the related collection period that previously constituted a Nonrecoverable Advance or interest thereon or a Workout-Delayed Reimbursement Amount that was reimbursed out of general collections of principal on the mortgage pool during a prior collection period.

      If any Nonrecoverable Advance, with interest thereon, or Workout-Delayed
Reimbursement Amount with respect to a mortgage loan is reimbursed out of general collections of principal on the mortgage pool, then any corresponding reduction in the Principal Distribution Amount for the relevant distribution date, as contemplated by the first bullet of the prior paragraph, will generally result first in a reduction in the portion of such Principal Distribution Amount attributable to the loan group that includes the subject mortgage loan, until such portion is reduced to zero, and then in the portion of such Principal
Distribution Amount that is attributable to the other loan group. Increases in the Principal Distribution Amount for any distribution date, as contemplated by the second bullet of the prior paragraph, will generally be made to offset prior reductions in reverse order to that described in the prior sentence. See
"Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and
Servicing Agreement--Servicing and Other Compensation and Payment of Expenses"
in this prospectus supplement and "--Advances of Delinquent Monthly Debt Service
Payments and Reimbursement of Advances" below.

      The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

                                      S-210

      In general, the portion of the Principal Distribution Amount consisting of the Loan Group 1 Principal Distribution Amount will be allocated to the class
A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates on each distribution date as follows:

      o     first, to the class A-SB certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, and

            2.    the excess, if any, of (a) the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date, over (b) the Class A-SB Planned Principal
                  Balance for that distribution date;

      o     second, to the class A-1 certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB certificates as described in the preceding bullet, and

            2.    the total principal balance of the class A-1 certificates
                  outstanding immediately prior to that distribution date;

      o     third, to the class A-2 certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB and/or A-1 certificates as
                  described in the preceding two bullets, and

            2.    the total principal balance of the class A-2 certificates
                  outstanding immediately prior to that distribution date;

      o     fourth, to the class A-3 certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB, A-1 and/or A-2 certificates as described in the preceding three bullets, and

            2.    the total principal balance of the class A-3 certificates
                  outstanding immediately prior to that distribution date; and

      o     fifth, to the class A-SB certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB, A-1, A-2 and/or A-3 certificates as described in the preceding four bullets, and

            2.    the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date (as reduced by any portion of the Loan Group 1 Principal
                  Distribution Amount for that distribution date allocable to the class A-SB certificates as described in the first bullet of this paragraph);

                                      S-211

      o     sixth, to the class A-4 certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-1, A-2, A-3 and/or A-SB certificates as described in the preceding five bullets, and

            2.    the total principal balance of the class A-4 certificates
                  outstanding immediately prior to that distribution date;

      o     seventh, to the class AM certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-1, A-2, A-3, A-SB and/or A-4
                  certificates as described in the preceding six bullets, and

            2.    the total principal balance of the class AM certificates
                  outstanding immediately prior to that distribution date; and

      o     eighth, to the class AJ certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-1, A-2, A-3, A-SB, A-4 and/or AM
                  certificates as described in the preceding seven bullets, and

            2.    the total principal balance of the class AJ certificates
                  outstanding immediately prior to that distribution date.

      In general, the portion of the Principal Distribution Amount consisting of the Loan Group 2 Principal Distribution Amount will be allocated to the class
A-1A, AM-A and AJ-A certificates on each distribution date as follows--

      o     first, to the class A-1A certificates, up to the lesser of--

            1.    the entire Loan Group 2 Principal Distribution Amount for that distribution date; and

            2.    the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date;

      o     second, to the class AM-A certificates, up to the lesser of--

            1.    the entire Loan Group 2 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-1A certificates as described in the preceding bullet; and

            2.    the total principal balance of the class AM-A certificates outstanding immediately prior to that distribution date; and

      o     third, to the class AJ-A certificates, up to the lesser of--

            1.    the entire Loan Group 2 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-1A and/or the class AM-A certificates as described in the preceding two bullets; and

                                      S-212

            2.    the total principal balance of the class AJ-A certificates outstanding immediately prior to that distribution date.

      If the Loan Group 1 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1, A-2, A-3, A-SB, A-4,
AM and AJ certificates outstanding immediately prior to that distribution date, then (following retirement of those classes of certificates) the remaining portion of such Loan Group 1 Principal Distribution Amount would be allocated
(after taking account of the allocation of the Loan Group 2 Principal
Distribution Amount for that distribution date described in the prior paragraph)
to the class A-1A, AM-A and AJ-A certificates, in that order, in each case up to the extent necessary to retire the subject class of certificates. Similarly, if the Loan Group 2 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1A, AM-A and AJ-A certificates outstanding immediately prior to that distribution date, then (following retirement of those classes of certificates) the remaining portion of such Loan
Group 2 Principal Distribution Amount would be allocated (after taking account of the allocations of the Loan Group 1 Principal Distribution Amount for that distribution date described in the second preceding paragraph): first, to the class A-SB certificates, up to the extent necessary to pay down the then total principal balance thereof to the Class A-SB Planned Principal Balance for that distribution date; and then, to the class A-1, class A-2, class A-3, class A-SB, class A-4, class AM and class AJ certificates, in that order, in each case up to the extent necessary to retire that class of certificates.

      Notwithstanding the foregoing, if any of two or more of the A-1, A-2, A-3,
A-SB, A-4 and A-1A classes are outstanding at a time when the total principal balance of the class AM, AM-A, AJ, AJ-A, B, C, D, E, F, G, H, J, K, L, M, N, P,
Q, S and T certificates has been reduced to zero as described under
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" below, then the Principal
Distribution Amount for each distribution date thereafter will be allocable among the A-1, A-2, A-3, A-SB, A-4 and A-1A classes that remain outstanding on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance. In addition, if the AM and AM-A classes are both outstanding at a time when the total principal balance of the class AJ, AJ-A, B, C, D, E, F,
G, H, J, K, L, M, N, P, Q, S and T certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in Connection
with Realized Losses and Additional Trust Fund Expenses" below, then (a) the
Loan Group 1 Principal Distribution Amount for each distribution date thereafter
(exclusive of the portion thereof allocable among the class A-1, A-2, A-3, A-SB and A-4 certificates as described above) will be allocated to retire the class
A-1A certificates before being allocated to the class AM certificates, (b) the
Loan Group 2 Principal Distribution Amount for each distribution date thereafter
(exclusive of the portion thereof allocable to the class A-1A certificates as described above) will be allocated to retire the class A-1, A-2, A-3, A-SB and
A-4 certificates before being allocated to the class AM-A certificates, and (c)
any portion of the Principal Distribution Amount remaining after retirement of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates will be allocable to the AM and AM-A classes on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance. Furthermore, if the AJ and AJ-A classes are both outstanding at a time when the total principal balance of the class B,
C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" below, then
(a) the Loan Group 1 Principal Distribution Amount for each distribution date thereafter (exclusive of the portion thereof allocable among the class A-1, A-2,
A-3, A-SB, A-4 and AM certificates as described above) will be allocated to retire the class A-1A and AM-A certificates before being allocated to the class
AJ certificates, (b) the Loan Group 2 Principal Distribution Amount for each distribution date thereafter (exclusive of the portion thereof allocable to the class A-1A and AM-A certificates as described above) will be allocated to retire the class A-1, A-2, A-3, A-SB, A-4 and AM certificates before being allocated to the class AJ-A certificates, and (c) any portion of the Principal Distribution
Amount remaining after retirement of the class A-1, A-2, A-3, A-SB, A-4, A-1A,
AM and AM-A certificates will be allocable to the AJ and AJ-A classes on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance.

                                      S-213

      Following the retirement of the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
AM-A, AJ and AJ-A certificates, the Principal Distribution Amount for each distribution date will be allocated to the respective classes of certificates identified in the table below and in the order of priority set forth in that table, in each case up to the lesser of--

      o     the portion of that Principal Distribution Amount that remains unallocated; and

      o     the total principal balance of the particular class of certificates outstanding immediately prior to that distribution date.

            ORDER OF ALLOCATION            CLASS
            -------------------            -----
                     1                       B
                     2                       C
                     3                       D
                     4                       E
                     5                       F
                     6                       G
                     7                       H
                     8                       J
                     9                       K
                     10                      L
                     11                      M
                     12                      N
                     13                      P
                     14                      Q
                     15                      S
                     16                      T

      In no event will payments of principal be made with respect to any class of certificates listed in the foregoing table until the total principal balance of the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AM-A, AJ and AJ-A certificates is reduced to zero. Furthermore, in no event will payments of principal be made with respect to any class of certificates listed in the foregoing table until the total principal balance of all other classes of certificates, if any, listed above it in the foregoing table is reduced to zero.

      Reimbursement Amounts. As discussed under "--Reductions to Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of principal balance certificates may be reduced without a corresponding payment of principal. If that occurs with respect to any class of principal balance certificates, then, subject to available funds from time to time and the priority of payments described under "--Payments--Priority of Payments" below, there may be distributed with respect to that class of principal balance certificates a reimbursement of the amount of any such reduction, without interest. References to the "loss reimbursement amount" under "--Payments--Priority of Payments"
below mean, in the case of any class of principal balance certificates, for any distribution date, the total amount of all previously unreimbursed reductions, if any, made in the total principal balance of that class of principal balance certificates on all prior distribution dates as discussed under "--Reductions to
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" below.

      In limited circumstances, the total principal balance of a class of principal balance certificates that in any such case was previously reduced as described in the preceding paragraph without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction), with interest. Any such reinstatement of principal balance would result in a corresponding reduction in the loss reimbursement amount with respect to the subject class of principal balance certificates. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable Advances (or interest thereon)

                                      S-214

that was reimbursed in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the
Principal Distribution Amount for such distribution date.

      Priority of Payments. On each distribution date, the certificate administrator will apply the Available Distribution Amount for that date applicable to the related loan group or both loan groups, to make the following payments in the following order of priority, in each case to the extent of the remaining applicable portion of the Available Distribution Amount:

 ORDER OF    RECIPIENT CLASS
 PAYMENT       OR CLASSES                            TYPE AND AMOUNT OF PAYMENT
---------   ----------------   ------------------------------------------------------------------------------

    1         XC and XP(1)     From the entire Available Distribution Amount, interest up to the total interest payable on those classes, pro rata, based on entitlement, without regard to loan groups

             A-1, A-2, A-3,    From the portion of the Available Distribution Amount attributable to the
             A-SB and A-4(1)   mortgage loans in loan group 1, interest up to the total interest payable on those classes, pro rata, based on entitlement

                 A-1A(1)       From the portion of the Available Distribution Amount attributable to the mortgage loans in loan group 2, interest up to the total interest payable on that class

    2        A-1, A-2, A-3,    Principal up to the Loan Group 1 Principal Distribution Amount (and, if the
            A-SB and A-4 (2)   class A-1A, AM-A and AJ-A certificates are retired, any remaining portion of the Loan Group 2 Principal Distribution Amount), first to the class A-SB certificates, until the total principal balance thereof is reduced to the applicable Class A-SB Planned Principal Balance, and then to (a) the class
                               A-1 certificates, (b) the class A-2 certificates, (c) the class A-3 certificates, (d) the class A-SB certificates and (e) the class A-4 certificates, in that order, in each case until the subject class of certificates is retired

                 A-1A(2)       Principal up to the Loan Group 2 Principal Distribution Amount (and, if the
                               class A-4, AM and AJ certificates are retired, any remaining portion of the
                               Loan Group 1 Principal Distribution Amount), until the class A-1A certificates are retired

    3           A-1, A-2,      Reimbursement up to the loss reimbursement amounts for those classes, pro
               A-3, A-SB,      rata, based on entitlement
              A-4 and A-1A
-------------------------------------------------------------------------------------------------------------
    4             AM(3)        From the remaining portion of the Available Distribution Amount attributable to the mortgage loans in loan group 1, interest up to the total interest payable on that class

                 AM-A(3)       From the remaining portion of the Available Distribution Amount attributable to the mortgage loans in loan group 2, interest up to the total interest payable on that class

                                      S-215

 ORDER OF    RECIPIENT CLASS
 PAYMENT       OR CLASSES                            TYPE AND AMOUNT OF PAYMENT
---------   ----------------   ------------------------------------------------------------------------------

    5            AM(4)         Principal up to the remaining portion of the Loan Group 1 Principal
                               Distribution Amount (and, if the class A-1A, AM-A and AJ-A certificates are retired, any remaining portion of the Loan Group 2 Principal Distribution
                               Amount), until the class AM certificates are retired

                AM-A(4)        Principal up to the remaining portion of the Loan Group 2 Principal
                               Distribution Amount (and, if the class A-4, AM and AJ certificates are retired, any remaining portion of the Loan Group 1 Principal Distribution
                               Amount), until the class AM-A certificates are retired

    6         AM and AM-A      Reimbursement up to the loss reimbursement amounts for those classes, pro rata based on entitlement
-------------------------------------------------------------------------------------------------------------
    7            AJ (5)        From the remaining portion of the Available Distribution Amount attributable to the mortgage loans in loan group 1, interest up to the total interest payable on that class

                AJ-A(5)        From the remaining portion of the Available Distribution Amount attributable to the mortgage loans in loan group 2, interest up to the total interest payable on that class

    8            AJ(6)         Principal up to the remaining portion of the Loan Group 1 Principal
                               Distribution Amount (and, if the class A-1A, AM-A and AJ-A certificates are retired, any remaining portion of the Loan Group 2 Principal Distribution
                               Amount), until the class AJ certificates are retired

                AJ-A(6)        Principal up to the remaining portion of the Loan Group 2 Principal
                               Distribution Amount (and, if the class A-4, AM and AJ certificates are retired, any remaining portion of the Loan Group 1 Principal Distribution
                               Amount), until the class AJ-A certificates are retired

    9         AJ and AJ-A      Reimbursement up to the loss reimbursement amounts for those classes, pro rata based on entitlement
-------------------------------------------------------------------------------------------------------------
    10             B           Interest up to the total interest payable on that class

    11             B           Principal up to the portion of the Principal Distribution Amount allocable to that class

    12             B           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    13             C           Interest up to the total interest payable on that class

    14             C           Principal up to the portion of the Principal Distribution Amount allocable to that class

    15             C           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    16             D           Interest up to the total interest payable on that class

    17             D           Principal up to the portion of the Principal Distribution Amount allocable to that class

    18             D           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------

                                      S-216

 ORDER OF    RECIPIENT CLASS
 PAYMENT       OR CLASSES                            TYPE AND AMOUNT OF PAYMENT
---------   ----------------   ------------------------------------------------------------------------------

    19             E           Interest up to the total interest payable on that class

    20             E           Principal up to the portion of the Principal Distribution Amount allocable to that class

    21             E           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    22             F           Interest up to the total interest payable on that class

    23             F           Principal up to the portion of the Principal Distribution Amount allocable to that class

    24             F           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    25             G           Interest up to the total interest payable on that class

    26             G           Principal up to the portion of the Principal Distribution Amount allocable to that class

    27             G           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    28             H           Interest up to the total interest payable on that class

    29             H           Principal up to the portion of the Principal Distribution Amount allocable to that class

    30             H           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    31             J           Interest up to the total interest payable on that class

    32             J           Principal up to the portion of the Principal Distribution Amount allocable to that class

    33             J           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    34             K           Interest up to the total interest payable on that class

    35             K           Principal up to the portion of the Principal Distribution Amount allocable to that class

    36             K           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    37             L           Interest up to the total interest payable on that class

    38             L           Principal up to the portion of the Principal Distribution Amount allocable to that class

    39             L           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    40             M           Interest up to the total interest payable on that class

    41             M           Principal up to the portion of the Principal Distribution Amount allocable to that class

    42             M           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    43             N           Interest up to the total interest payable on that class

    44             N           Principal up to the portion of the Principal Distribution Amount allocable to that class

    45             N           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------

                                      S-217

 ORDER OF    RECIPIENT CLASS
 PAYMENT       OR CLASSES                            TYPE AND AMOUNT OF PAYMENT
---------   ----------------   ------------------------------------------------------------------------------

    46             P           Interest up to the total interest payable on that class

    47             P           Principal up to the portion of the Principal Distribution Amount allocable to that class

    48             P           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    49             Q           Interest up to the total interest payable on that class

    50             Q           Principal up to the portion of the Principal Distribution Amount allocable to that class

    51             Q           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    52             S           Interest up to the total interest payable on that class

    53             S           Principal up to the portion of the Principal Distribution Amount allocable to that class

    54             S           Reimbursement up to the loss reimbursement amount for that class
-------------------------------------------------------------------------------------------------------------
    55             T           Interest up to the total interest payable on that class

    56             T           Principal up to the portion of the Principal Distribution Amount allocable to that class

    57             T           Reimbursement up to the loss reimbursement amount for that class

    58       REMIC residual
              certificates     Any remaining portion of the Available Distribution Amount

_________________
(1)   If the portion of the Available Distribution Amount allocable to pay interest on any one or more of the A-1, A-2, A-3, A-SB, A-4, A-1A, XC and
      XP classes, as set forth in the table above, is insufficient for that purpose, then the Available Distribution Amount will be applied to pay interest on all those classes, pro rata based on entitlement.

(2)   For purposes of receiving distributions of principal from the Loan Group 1
      Principal Distribution Amount, the class A-1, A-2, A-3, A-SB and A-4 certificates will evidence a prior right, relative to the class A-1A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2
      Principal Distribution Amount, the class A-1A certificates will evidence a prior right, relative to the class A-1, A-2, A-3, A-SB and A-4 certificates, to any available funds attributable to loan group 2.
      However, if any two or more of the A-1, A-2, A-3, A-SB, A-4 and A-1A classes are outstanding at a time when the total principal balance of the class AM, AM-A, AJ, AJ-A, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and
      T certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in Connection with Realized Losses and
      Additional Trust Fund Expenses" below, payments of principal on the outstanding A-1, A-2, A-3, A-SB, A-4 and A-1A classes will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, without regard to loan groups.

(3)   If the portion of the Available Distribution Amount allocable to pay interest on any one or both of the AM and AM-A classes, as set forth in the table above, is insufficient for that purpose, then the available portion of the Available Distribution Amount will be applied to pay interest on those classes, pro rata based on entitlement, without regard to loan groups.

(4)   For purposes of receiving distributions of principal from the Loan Group 1
      Principal Distribution Amount, the class AM certificates will evidence a prior right, relative to the class AM-A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2 Principal Distribution
      Amount, the class AM-A certificates will evidence a prior right, relative to the class AM certificates, to any available funds attributable to loan group 2. However, if both of the AM and AM-A classes are outstanding at a time when the total principal balance of the class AJ, AJ-A, B, C, D, E,
      F, G, H, J, K, L, M, N, P, Q, S and T certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in
      Connection with Realized Losses and Additional Trust Fund Expenses" below, then (a) the Loan Group 1 Principal Distribution Amount for each distribution date thereafter (exclusive of the portion thereof allocable among the class A-1, A-2, A-3, A-SB and A-4 certificates as described in the table above) will be allocated to retire the class A-1A certificates before being allocated to the class AM certificates, (b) the Loan Group 2
      Principal Distribution Amount for each distribution date thereafter
      (exclusive of the portion thereof allocable to the class A-1A certificates as

                                      S-218

      described in the table above) will be allocated to retire the class A-1,
      A-2, A-3, A-SB and A-4 certificates before being allocated to the class
      AM-A certificates, and (c) any portion of the Principal Distribution
      Amount remaining after retirement of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates will be allocable to the AM and AM-A classes on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance.

(5)   If the portion of the Available Distribution Amount allocable to pay interest on any one or both of the AJ and AJ-A classes, as set forth in the table above, is insufficient for that purpose, then the available portion of the Available Distribution Amount will be applied to pay interest on those classes, pro rata based on entitlement, without regard to loan groups.

(6)   For purposes of receiving distributions of principal from the Loan Group 1
      Principal Distribution Amount, the class AJ certificates will evidence a prior right, relative to the class AJ-A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2 Principal Distribution
      Amount, the class AJ-A certificates will evidence a prior right, relative to the class AJ certificates, to any available funds attributable to loan group 2. However, if both of the AJ and AJ-A classes are outstanding at a time when the total principal balance of the class B, C, D, E, F, G, H, J,
      K, L, M, N, P, Q, S and T certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in
      Connection with Realized Losses and Additional Trust Fund Expenses" below, then (a) the Loan Group 1 Principal Distribution Amount for each distribution date thereafter (exclusive of the portion thereof allocable among the class A-1, A-2, A-3, A-SB, A-4 and AM certificates as described in the table above) will be allocated to retire the class A-1A and AM-A certificates before being allocated to the class AJ certificates, (b) the
      Loan Group 2 Principal Distribution Amount for each distribution date thereafter (exclusive of the portion thereof allocable to the class A-1A and AM-A certificates as described in the table above) will be allocated to retire the class A-1, A-2, A-3, A-SB, A-4 and AM certificates before being allocated to the class AJ-A certificates, and (c) any portion of the
      Principal Distribution Amount remaining after retirement of the class A-1,
      A-2, A-3, A-SB, A-4, A-1A, AM and AM-A certificates will be allocable to the AJ and AJ-A classes on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance.

      Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan, regardless of whether that prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the certificate administrator will pay a portion of that prepayment consideration to the holders of any class A-1, A-2,
A-3, A-SB, A-4, A-1A, AM, AM-A, AJ, AJ-A, B, C, D, E, F, G, H, J and/or K
certificates then entitled to payments of principal on that distribution date
(or, for so long as the class A-4, AM and/or AJ certificates, on the one hand, and the class A1-A, AM-A and AJ-A certificates, on the other hand, are outstanding, payments of principal on that distribution date from collections on the loan group that includes the prepaid mortgage loan), up to an amount equal to, in the case of any particular class of those principal balance certificates, the product of--

      o     the full amount of that prepayment consideration, net of workout fees and principal recovery fees payable from it, multiplied by

      o     a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate for the subject class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, and further multiplied by

      o     a fraction, the numerator of which is equal to the amount of principal payable with respect to the subject class of certificates on that distribution date (or, for so long as the class A-4, AM and/or AJ certificates, on the one hand, and the class A1-A, AM-A and/or AJ-A certificates, on the other hand, are outstanding, the amount of principal payable with respect to the subject class of certificates on that distribution date from collections on the loan group that includes the prepaid mortgage loan), and the denominator of which is the Principal Distribution Amount (or, for so long as the class A-4, AM and/or AJ certificates, on the one hand, and the class A1-A, AM-A and/or AJ-A certificates on the other hand, are outstanding, the Loan Group 1 Principal

                                      S-219

            Distribution Amount or the Loan Group 2 Principal Distribution
            Amount, as applicable, based on which loan group includes the prepaid mortgage loan) for that distribution date.

      The discount rate applicable to any class of principal balance certificates with respect to any prepaid mortgage loan will be equal to the discount rate stated in the relevant loan documents, or if none is stated, will equal the yield, when compounded monthly, on the U.S. Treasury issue, primary issue, with a maturity date closest to the maturity date for the prepaid mortgage loan. In the event that there are two or more U.S. Treasury issues--

      o     with the same coupon, the issue with the lowest yield will be selected; or

      o     with maturity dates equally close to the maturity date for the prepaid mortgage loan, the issue with the earliest maturity date will be selected.

      The calculation of the discount rate with respect to certain mortgage loans may vary from the above description.

      Following any payment of prepayment consideration as described above, the certificate administrator will pay any remaining portion of the prepayment consideration, net of workout fees and principal recovery fees payable from it, to the holders of the class XP and/or XC certificates, as follows:

      o     on each distribution date up to and including the distribution date in October 2012--

            (i)   to the holders of the class XP certificates, an amount equal to 50% of that remaining portion of the prepayment
                  consideration, and

            (ii)  to the holders of the class XC certificates, an amount equal to 50% of that remaining portion of the prepayment
                  consideration; and

      o     on each distribution date that occurs subsequent to October 2012, to the holders of the class XC certificates, an amount equal to 100% of that remaining portion of the prepayment consideration.

      Notwithstanding the foregoing, all prepayment premiums and yield maintenance charges payable as described above, will be reduced, with respect to specially serviced mortgage loans, by an amount equal to Additional Trust Fund
Expenses and Realized Losses previously allocated to any class of certificates.

      Neither we nor the underwriters make any representation as to--

      o     the enforceability of the provision of any promissory note evidencing one of the mortgage loans or any other loan document requiring the payment of a prepayment premium or yield maintenance charge; or

      o     the collectability of any prepayment premium or yield maintenance charge.

      See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Prepayment Provisions" in this prospectus supplement.

      Payments of Floating Rate Additional Interest, 500 Carson Town Center
Deferred Interest and the 500 Carson Town Center Repurchase Charge. On each distribution date:

      (a)   any Additional Interest collected during the related collection period on a Convertible Rate Mortgage Loan will be distributed to the holders of the class Y certificates;

                                      S-220

      (b)   any 500 Carson Town Center Deferred Interest collected during the related collection period on the 500 Carson Town Center Mortgage
            Loan will be distributed to the holders of the class Z certificates;
            and

      (c)   any 500 Carson Town Center Repurchase Charge received during the related collection period with respect to the 500 Carson Town Center
            Mortgage Loan will be allocated to the holders of the class A-1, XC and XP certificates, as follows: 20% of such amount to the class A-1 certificates, 40% to the class XC certificates, and 40% to the class
            XP certificates.

      Treatment of REO Properties. Notwithstanding that any mortgaged real property may be acquired as part of the trust assets through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

      o     payments on the certificates;

      o     allocations of Realized Losses and Additional Trust Fund Expenses to
            the certificates; and

      o     the amount of all fees payable to the applicable master servicer, the special servicer, the certificate administrator and the trustee under the pooling and servicing agreement.

      In connection with the foregoing, that mortgage loan deemed to remain outstanding will be taken into account when determining the Weighted Average Net
Mortgage Rate and the Principal Distribution Amount for each distribution date.

      Operating revenues and other proceeds derived from an REO Property administered under the pooling and servicing agreement will be applied--

      o     first, to pay or reimburse the applicable master servicer, the special servicer and/or the trustee for the payment of some of the costs and expenses incurred in connection with the operation and disposition of the REO Property; and

      o     second, as collections of principal, interest and other amounts due on the related mortgage loan (or, if the REO Property relates thereto, on a Loan Combination).

      Revenues and other proceeds derived with respect to the Farallon Portfolio
REO Property will be similarly applied to the related Loan Combination.

      To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments and Reimbursement of Advances" below, the applicable master servicer and the trustee will be required to advance delinquent monthly debt service payments with respect to each mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS TO CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

      As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may decline below the total principal balance of the principal balance certificates.

      On each distribution date, following the payments to be made to the certificateholders on that distribution date, the certificate administrator will be required to allocate to the respective classes of the principal balance

                                      S-221

certificates, sequentially in the order described in the following table and, in each case, up to the total principal balance of the subject class, the aggregate of all Realized Losses and Additional Trust Fund Expenses that were incurred at any time following the cut-off date through the end of the related collection period and were not previously allocated on any prior distribution date, but only to the extent that the then total principal balance of the principal balance certificates, following all payments to be made to the certificateholders on that distribution date, exceeds the total Stated Principal
Balance of, together with any Unliquidated Advances with respect to, the mortgage pool that will be outstanding immediately following that distribution date.
            ORDER OF ALLOCATION                   CLASS
            -------------------     --------------------------------
                     1                              T
                     2                              S
                     3                              Q
                     4                              P
                     5                              N
                     6                              M
                     7                              L
                     8                              K
                     9                              J
                    10                              H
                    11                              G
                    12                              F
                    13                              E
                    14                              D
                    15                              C
                    16                              B
                    17                         AJ and AJ-A*
                    18                         AM and AM-A*
                    19              A-1, A-2, A-3, A-SB, A-4 and A-1A*

___________________
*     Pro rata and pari passu based on the respective total principal balances thereof.

      All Realized Losses and Additional Trust Fund Expenses, if any, allocated to a class of principal balance certificates, will be made by reducing the total principal balance of such class by the amount so allocated. In no event will the total principal balance of any class of principal balance certificates identified in the foregoing table be reduced until the total principal balance of all other classes of principal balance certificates listed above it in the table has been reduced to zero.

      A Realized Loss can result from the liquidation of a defaulted mortgage loan or any related REO Property for less than the full amount due thereunder.
In addition, if any portion of the debt due under any of the mortgage loans is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Penalty Interest, also will be treated as a Realized Loss. Furthermore, any Nonrecoverable Advance reimbursed from principal collections will constitute a Realized Loss.

      Some examples of Additional Trust Fund Expenses are:

      o     any special servicing fees, workout fees and principal recovery fees paid to the special servicer;

      o     any interest paid to the applicable master servicer, the special servicer and/or the trustee with respect to unreimbursed Advances, which interest payment is not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

                                      S-222

      o     any amounts payable to the special servicer in connection with inspections of mortgaged real properties, which amounts are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

      o     the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the mortgage loans and the administration of the other trust assets;

      o     any unanticipated, non-mortgage loan specific expenses of the trust, including--

            1.    any reimbursements and indemnifications to the trustee and/or various related persons described under "Description of the
                  Governing Documents--Matters Regarding the Trustee" in the
                  accompanying base prospectus;

            2.    any reimbursements and indemnifications to the certificate administrator and/or various corresponding related persons similar to those described in the preceding bullet;

            3.    any reimbursements and indemnification to either master
                  servicer, the special servicer, us and/or various related
                  persons described under "Description of the Governing
                  Documents--Matters Regarding the Master Servicer, the Special
                  Servicer, the Manager and Us" in the accompanying base
                  prospectus; and

            4.    any federal, state and local taxes, and tax-related expenses, payable out of the trust assets, as described under "Federal
                  Income Tax Consequences--Taxation of Owners of REMIC Residual
                  Certificates--Prohibited Transactions Tax and Other Taxes" in
                  the accompanying base prospectus;

      o     any amount (other than normal monthly payments) specifically payable or reimbursable to the holder of a Non-Trust Loan by the trust, in its capacity as holder of the related mortgage loan in the trust that is part of the related Loan Combination, pursuant to the related Loan Combination Intercreditor Agreement; and

      o     any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under "Servicing of the
            Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
            Agreement--Realization Upon Defaulted Mortgage Loans" in this prospectus supplement.

      Any expenses under the ML-CFC Series 2007-8 Pooling and Servicing
Agreement that are similar to those described in the prior paragraph and that relate to the Farallon Portfolio Loan Combination will be deducted out of collections on the Farallon Portfolio Loan Combination, thereby potentially resulting in a loss to the issuing entity. Any such expenses payable out of amounts allocable to the related Farallon Portfolio Trust Mortgage Loan would effectively constitute Additional Trust Fund Expenses. See "Description of the
Mortgage Pool--The Loan Combinations--The Farallon Portfolio Loan Combination"
in this prospectus supplement.

      From time to time, the Principal Distribution Amount may include items that represent a recovery of Nonrecoverable Advances (or interest thereon) that were previously reimbursed out of the principal portion of general collections on the mortgage pool. In such circumstances, it is possible that the total
Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may exceed the total principal balance of the principal balance certificates. If and to the extent that any such excess exists as a result of the inclusion of such items in the Principal Distribution Amount
(and, accordingly, the distribution of such items as principal with respect to the principal balance certificates), the total principal balances of one or more classes of such certificates that had previously been reduced as described above in this "--Reductions to Certificate Principal Balances in Connection with
Realized Losses and Additional Trust Fund Expenses" section may be

                                      S-223

increased (in each case, up to the amount of any such prior reduction). Any such increase would be made among the respective classes of principal balance certificates in reverse order that such reductions had been made (i.e., such increases would be made in descending order of seniority); provided that such increases may not result in the total principal balance of the principal balance certificates being in excess of the total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool. Any such increases will also be accompanied by a reinstatement of the past due interest that would otherwise have accrued if the reinstated principal amounts had never been written off.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS AND REIMBURSEMENT OF
ADVANCES

      Each master servicer will be required to make, for each distribution date, a total amount of P&I advances generally equal to all monthly debt service payments (other than balloon payments), and assumed monthly debt service payments (including with respect to balloon mortgage loans and mortgage loans as to which the related mortgaged real properties have become REO Properties), in each case net of related master servicing fees and, in the case of the Farallon
Portfolio Trust Mortgage Loan, the applicable ML-CFC Series 2007-8 Master
Servicer's primary servicing fee, that:

      o     were due or deemed due, as the case may be, with respect to the mortgage loans serviced by that master servicer during the related collection period and/or, in the case of Midland Loan Services,
            Inc., the Farallon Portfolio Trust Mortgage Loan; and

      o     were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the related determination date.

      The master servicers will not make P&I advances prior to the related P&I advance date, which is the business day immediately preceding each distribution date. Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan, then the applicable master servicer will reduce the interest portion, but not the principal portion, of each P&I advance that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any P&I advance required to be made with respect to any mortgage loan as to which there exists an Appraisal Reduction Amount, will equal the product of--

      o     the amount of the interest portion of the P&I advance for that mortgage loan for the related distribution date without regard to this or the prior sentence; and

      o     a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date.

      In the case of any mortgage loan in the trust that is part of a Loan
Combination, any reduction in the interest portion of P&I advances to be made with respect to that mortgage loan, as contemplated by the prior paragraph, will be based on that portion of any Appraisal Reduction Amount with respect to the related Loan Combination that is allocable to the subject mortgage loan in the trust. Each Loan Combination will be treated as a single mortgage loan for purposes of calculating an Appraisal Reduction Amount. Any Appraisal Reduction
Amount with respect to an A/B Loan Combination will be allocated first to the related B-Note Non-Trust Loan, up to the outstanding principal balance thereof, and then to the applicable A-Note Trust Mortgage Loan. Any appraisal reduction amount with respect to the Farallon Portfolio Loan Combination will be allocated first to the Farallon Portfolio B-Note Trust Mortgage Loans and the Farallon
Portfolio B-Note Non-Trust Mortgage Loans, pro rata (if applicable), in each case up to the outstanding principal balance thereof, and then to the Farallon
Portfolio A-Note Trust Mortgage Loans and the Farallon Portfolio A-Note
Non-Trust Mortgage Loans, pro rata. In the case of the Farallon Portfolio Trust
Mortgage Loan, the amount required to be advanced by the applicable

                                      S-224

master servicer may be reduced based on an appraisal performed by the applicable
ML-CFC Series 2007-8 Master Servicer or the ML-CFC Series 2007-8 Special
Servicer under, and an Appraisal Reduction Amount calculated in accordance with, the ML-CFC Series 2007-8 Pooling and Servicing Agreement with respect to the
Farallon Portfolio Loan Combination.

      With respect to any distribution date, the applicable master servicer will be required to make P&I advances either out of its own funds or, subject to the replacement as and to the extent provided in the pooling and servicing agreement, funds held in its collection account that are not required to be paid on the certificates.

      The trustee will be required to make any P&I advance that the applicable master servicer fails to make with respect to a mortgage loan (including the
Farallon Portfolio Trust Mortgage Loan). See "--The Trustee" below.

      The master servicers and the trustee will each be entitled to recover any
P&I advance made by it, out of its own funds, from collections on the mortgage loan as to which the Advance was made out of late collections, liquidation proceeds or insurance and condemnation proceeds. None of the master servicers or the trustee will be obligated to make any P&I advance that, in its judgment or in the judgment of the special servicer, would not ultimately be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan. In addition, the special servicer may also determine that any P&I advance made or proposed to be made by the applicable master servicer or the trustee is not recoverable, together with interest accrued on that Advance, from proceeds of the related mortgage loan, and the applicable master servicer and the trustee will be required to act in accordance with such determination.
If the applicable master servicer or the trustee makes any P&I advance that it or the special servicer subsequently determines, in its judgment, will not be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, it may obtain reimbursement for that Advance together with interest accrued on the Advance as described in the next paragraph, out of general collections on the mortgage loans and any REO
Properties on deposit in the applicable master servicer's collection account (or if funds are insufficient in such account, from the other master servicer's collection account) from time to time subject to the limitations and requirements described below. See also "Description of the Governing
Documents--Advances" in the accompanying base prospectus and "Servicing of the
Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
Agreement--Collection Accounts" in this prospectus supplement.

      The master servicers and the trustee will each be entitled to receive interest on P&I advances made thereby out of its own funds; provided, however, that no interest will accrue on any P&I advance made with respect to a mortgage loan if the related monthly debt service payment is received on its due date or prior to the expiration of any applicable grace period. That interest will accrue on the amount of each P&I advance, for so long as that Advance is outstanding, at an annual rate equal to the prime rate as published in the
"Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any P&I advance will be payable in the collection period in which that Advance is reimbursed--

      o     first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

      o     second, if and to the extent that the Penalty Interest and late charges referred to in clause first are insufficient to cover the advance interest, out of any amounts then on deposit in the applicable master servicer's collection account (or if funds are insufficient in such account, from the other master servicer's collection account) subject to the limitations for reimbursement of the P&I advances described below.

                                      S-225

      A monthly debt service payment will be assumed to be due with respect to:

      o     each balloon mortgage loan that is delinquent in respect of its balloon payment on its stated maturity date, provided that such mortgage loan has not been paid in full and no other liquidation event has occurred in respect thereof before such maturity date; and

      o     each mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

      The assumed monthly debt service payment deemed due on any mortgage loan described in the first bullet of the prior paragraph that is delinquent as to its balloon payment, will equal, for its stated maturity date and for each successive due date that it remains outstanding and part of the trust, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect prior to that stated maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the second bullet of the prior paragraph as to which the related mortgaged real property has become an REO Property, will equal, for each due date that the REO Property remains part of the trust, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment that would have been due or deemed due on that mortgage loan had it remained outstanding.

      None of the master servicers or the trustee will be required to make any
P&I advance with respect to a Non-Trust Loan.

      Upon a determination that a previously made Advance, whether it be a servicing advance or P&I advance, is not recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, the applicable master servicer, the special servicer or the trustee, as applicable, will have the right to be reimbursed for such Advance and interest accrued on such Advance from amounts on deposit in the applicable master servicer's collection account (or if funds in such account are insufficient, from the other master servicer's collection account) that constitute principal collections received on all of the mortgage loans serviced by it during the related collection period; provided, however, that if amounts of principal on deposit in the collection accounts are not sufficient to fully reimburse such party, the party entitled to the reimbursement may elect at its sole option to be reimbursed at that time from general collections in its collection account or to defer the portion of the reimbursement of that Advance equal to the amount in excess of the principal on deposit in the collection account for such time as is required to reimburse such excess portion from principal for a period not to exceed 12 months without the consent of the controlling class representative, in which case interest will continue to accrue on the portion of the Advance that remains outstanding. Further, any party to the pooling and servicing agreement that has deferred the reimbursement of an Advance or a portion of an Advance may elect at any time to reimburse itself for the deferred amounts from general collections (including amounts otherwise distributable as interest to certificateholders) on the mortgage loans together with interest thereon. In either case, the reimbursement will be made first from principal received on the mortgage loans serviced by the applicable master servicer during the collection period in which the reimbursement is made, prior to reimbursement from other collections received during that collection period. In that regard, in the case of reimbursements from principal, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any Workout-Delayed Reimbursement Amount (which includes interest on the subject Advance) will be reimbursable (together with advance interest thereon) to the applicable master servicer, the special servicer or the trustee, as applicable, in full, only from amounts on deposit in the applicable master servicer's collection account that constitute principal received on all of the mortgage loans being serviced by it (and, in the case of Midland Loan
Services, Inc., received on the Farallon Portfolio Trust Mortgage Loan) during the related collection period (net of amounts necessary to reimburse for
Nonrecoverable Advances and pay interest thereon) (or if funds are insufficient in such account, from the other

                                      S-226

master servicer's collection account) and, to the extent that the principal collections during that collection period are not sufficient to reimburse such
Workout-Delayed Reimbursement Amount, will be reimbursable (with interest continuing to accrue thereon) from collections of principal on the mortgage loans serviced by the applicable master servicer (and, in the case of Midland
Loan Services, Inc., received on the Farallon Portfolio Trust Mortgage Loan)
during subsequent collection periods. In that regard, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any reimbursement for Nonrecoverable Advances and interest on Nonrecoverable Advances should result in a Realized Loss which will be allocated in accordance with the loss allocation rules described under
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" above. The fact that a decision to recover such Nonrecoverable Advances over time, or not to do so, benefits some classes of certificateholders to the detriment of other classes will not, with respect to the applicable master servicer or special servicer, constitute a violation of the Servicing Standard or any contractual duty under the pooling and servicing agreement and/or, with respect to the trustee, constitute a violation of any fiduciary duty to certificateholders or contractual duty under the pooling and servicing agreement.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

      Certificate Administrator Reports. Based primarily on information provided in monthly reports prepared by the master servicers and the special servicer and delivered to the certificate administrator will be required to prepare and make available electronically via its website at www.ctslink.com or, upon written request, provide by first class mail, on each distribution date to each registered holder of a certificate, a certificate administrator report substantially in the form of, and containing the information set forth in, Annex
D to this prospectus supplement. The certificate administrator report for each distribution date will detail the distributions on the certificates on that distribution date and the performance, both in total and individually to the extent available, of the mortgage loans and the related mortgaged real properties including the following items of information:

      o     the applicable record date, interest accrual period, determination date and distribution date;

      o     the amount of the distribution on such distribution date to the holders of each class of principal balance certificates in reduction of the total principal balance thereof;

      o     the amount of the distribution on such distribution date to the holders of each class of interest-bearing certificates allocable to interest;

      o     the amount of the distribution on such distribution date to the holders of each class of interest-bearing certificates allocable to prepayment premiums and/or yield maintenance charges;

      o     the amount of the distribution on such distribution date to the holders of each class of principal balance certificates in reimbursement of previously allocated Realized Losses and Additional
            Trust Fund Expenses;

      o     the Available Distribution Amount for such distribution date, and related information regarding cash flows received for distributions, fees and expenses;

      o     (a) the aggregate amount of P&I advances made with respect to the entire mortgage pool for such distribution date pursuant to the pooling and servicing agreement and the aggregate amount of unreimbursed P&I advances with respect to the entire mortgage pool that had been outstanding at the close of business on the related determination date and the aggregate amount of interest accrued and payable to the master servicers or the trustee in respect of such unreimbursed P&I advances as of the close of business on the related determination date, (b) the aggregate amount

                                      S-227

            of servicing advances with respect to the entire mortgage pool as of the close of business on the related determination date and (c) the aggregate amount of all advances with respect to the entire mortgage pool as of the close of business on the related determination date that are nonrecoverable on a loan specific basis;

      o     the aggregate unpaid principal balance of the mortgage pool outstanding as of the close of business on the related determination date;

      o     the aggregate Stated Principal Balance of the mortgage pool outstanding immediately before and immediately after such
            distribution date;

      o     the number, aggregate principal balance, weighted average remaining term to maturity and weighted average mortgage interest rate of the mortgage loans as of the close of business on the related
            determination date;

      o     the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated
            Principal Balance (immediately after such distribution date) of the mortgage loans (a) delinquent 30-59 days, (b) delinquent 60-89 days,
            (c) delinquent more than 89 days, (d) as to which foreclosure proceedings have been commenced, and (e) to the actual knowledge of either master servicer or special servicer, in bankruptcy
            proceedings;

      o     as to each mortgage loan referred to in the preceding bullet above,
            (a) the loan number thereof, (b) the Stated Principal Balance thereof immediately following such distribution date, and (c) a brief description of any executed loan modification;

      o     with respect to any mortgage loan that was liquidated during the related collection period (other than by reason of a payment in full), (a) the loan number thereof, (b) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation (separately identifying the portion thereof allocable to distributions on the certificates), and (c) the amount of any Realized Loss in connection with such liquidation;

      o     with respect to any REO Property included in the trust fund that was liquidated during the related collection period, (a) the loan number of the related mortgage loan, (b) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation (separately identifying the portion thereof allocable to distributions on the certificates), and (c) the amount of any
            Realized Loss in respect of the related mortgage loan in connection with such liquidation;

      o     the amount of interest accrued and the amount of interest payable in respect of each class of interest-bearing certificates for such distribution date;

      o     any unpaid interest in respect of each class of interest-bearing certificates after giving effect to the distributions made on such distribution date;

      o     the pass-through rate for each class of interest-bearing
            certificates for such distribution date;

      o     the Principal Distribution Amount, separately identifying the respective components thereof (and, in the case of any voluntary principal prepayment or other unscheduled collection of principal received during the related collection period, the loan number for the related mortgage loan and the amount of such prepayment or other collection of principal);

      o     the aggregate of all Realized Losses incurred during the related collection period and all Additional Trust Fund Expenses incurred during the related collection period;

                                      S-228

      o     the aggregate of all Realized Losses and Additional Trust Fund
            Expenses that were allocated on such distribution date;

      o     the total principal balance or notional amount, as applicable, of each class of interest-bearing certificates outstanding immediately before and immediately after such distribution date, separately identifying any reduction therein due to the allocation of Realized
            Losses and Additional Trust Fund Expenses on such distribution date;

      o     the certificate factor for each class of interest-bearing
            certificates immediately following such distribution date;

      o     the aggregate amount of interest on P&I advances in respect of the mortgage pool paid to the master servicers and the trustee during the related collection period in accordance with the pooling and servicing agreement;

      o     the aggregate amount of interest on servicing advances in respect of the mortgage pool paid to the master servicers, the special servicer and the trustee during the related collection period in accordance with the pooling and servicing agreement;

      o     the aggregate amount of servicing compensation paid to the master servicers and the special servicer during the related collection period;

      o     information regarding any Appraisal Reduction Amount existing with respect to any mortgage loan as of the related determination date;

      o     the original and then current credit support levels for each class of interest-bearing certificates;

      o     the original and then current ratings known to the certificate administrator for each class of interest-bearing certificates;

      o     the aggregate amount of prepayment premiums and yield maintenance charges collected during the related collection period;

      o     the value of any REO Property included in the trust fund as of the end of the related determination date for such distribution date, based on the most recent appraisal or valuation;

      o     the amounts, if any, actually distributed with respect to the class
            Y and Z certificates and the REMIC residual certificates,
            respectively, on such distribution date; and

      o     any material information known to the certificate administrator regarding any material breaches of representations and warranties of the respective mortgage loan sellers with respect to the mortgage loans and any events of default under the pooling and servicing agreement.

      Recipients will be deemed to have agreed to keep the information contained in any certificate administrator report confidential to the extent such information is not publicly available.

      The special servicer is required to deliver to the master servicers monthly, beginning in December 2007, a CMSA special servicer loan file that contains the information called for in, or that will enable the master servicers to produce, the CMSA reports required to be delivered by the master servicers to the certificate administrator as described below, in each case with respect to all specially serviced mortgage loans and the REO Properties.

                                      S-229

      Each master servicer is required to deliver to the certificate administrator monthly, beginning in December 2007, the CMSA loan periodic update file with respect to the subject distribution date.

      Monthly, beginning in February 2008, each master servicer must deliver to the certificate administrator a copy of each of the following reports relating to the mortgage loans and, if applicable, any REO Properties:

      o     a CMSA comparative financial status report;

      o     a CMSA delinquent loan status report;

      o     a CMSA historical loan modification and corrected mortgage loan report;

      o     a CMSA REO status report;

      o     a CMSA loan level reserve/LOC report;

      o     a CMSA total loan report;

      o     a CMSA appraisal reduction template;

      o     a CMSA servicer realized loss template;

      o     a CMSA advance recovery report;

      o     a CMSA servicer watchlist;

      o     a CMSA property file;

      o     a CMSA loan set-up file; and

      o     a CMSA financial file.

      These reports will provide required information as of the related determination date and will be in an electronic format reasonably acceptable to both the certificate administrator and each of the master servicers.

      In addition, each master servicer will be required to deliver to the controlling class representative and upon request, the certificate administrator, the following reports required to be prepared and maintained by it and/or the special servicer:

      o     with respect to any mortgaged real property or REO Property, a CMSA operating statement analysis report; and

      o     with respect to any mortgaged real property or REO Property, a CMSA
            NOI adjustment worksheet.

      Absent manifest error of which it has actual knowledge, neither master servicer nor the special servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or a third party that is included in reports or other information provided by or on behalf of that master servicer or the special servicer, as the case may be. None of the certificate administrator, the master servicers and the special servicer will make any representations or warranties as to the accuracy or completeness of, and the certificate administrator, the master servicers and the special servicer will be entitled to disclaim responsibility for, any

                                      S-230

information made available by the certificate administrator, the master servicers or the special servicer, as the case may be, for which it is not the original source.

      The reports identified in the preceding paragraphs as CMSA reports will be in the forms prescribed in the standard Commercial Mortgage Securities
Association investor reporting package or otherwise approved by the Commercial
Mortgage Securities Association. Current forms of these reports are available at the Commercial Mortgage Securities Association's internet website, located at
www.cmbs.org.

      Information Available From Certificate Administrator. The certificate administrator will, and either master servicer may, but is not required to, make available each month via its internet website to any interested party (i) the certificate administrator report, (ii) the pooling and servicing agreement and
(iii) the final prospectus supplement for the offered certificates and the accompanying base prospectus. In addition, the certificate administrator will make available each month, on each distribution date, the Unrestricted Servicer
Reports, the CMSA loan periodic update file, the CMSA loan setup file, the CMSA bond level file, and the CMSA collateral summary file to any interested party on its internet website. The certificate administrator will also make available each month, to the extent received, on each distribution date, (i) the
Restricted Servicer Reports and (ii) the CMSA property file, to any holder of a certificate, any certificate owner or any prospective transferee of a certificate or interest therein that provides the certificate administrator with certain required certifications, via the certificate administrator's internet website initially located at www.ctslink.com with the use of a password (or other comparable restricted access mechanism) provided by the certificate administrator. Assistance with the certificate administrator's website can be obtained by calling its CMBS customer service number: (866) 846-4526.

      The certificate administrator will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by the certificate administrator for which it is not the original source.

      The certificate administrator and the master servicers may require registration and the acceptance of a disclaimer in connection with providing access to their respective internet websites. The certificate administrator and the master servicers will not be liable for the dissemination of information made in accordance with the pooling and servicing agreement.

      Availability of Exchange Act Reports. The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports filed or furnished with respect to the trust pursuant to section 13(a) or 15(d) of the Exchange Act will be made available on the website of the certificate administrator as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

      Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the certificate administrator as if you were a certificateholder, provided that you deliver a written certification to the certificate administrator confirming your beneficial ownership in the offered certificates. Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the certificate administrator's internet website. Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicers, the special servicer, the certificate administrator and the certificate registrar are required to recognize as certificateholders only those persons in whose names the certificates are registered on the books and records of the certificate registrar.

                                      S-231

      Other Information. The pooling and servicing agreement will obligate each master servicer (with respect to the items listed in clauses 1, 2, 3, 4, 5, 6,
8, 9 and 11 below, to the extent those items are in its possession), the special servicer (with respect to the items in clauses 4, 5, 6, 7, 8 and 9 below, to the extent those items are in its possession) and the certificate administrator
(with respect to the items in clauses 1 through 10 below, to the extent those items are in their respective possessions) to make available at their respective offices, during normal business hours, upon 10 days' advance written notice, for review by any holder or beneficial owner of an offered certificate or any person identified as a prospective transferee of an offered certificate or any interest in that offered certificate, originals or copies of, among other things, the following items:

      1.    the pooling and servicing agreement, including exhibits, and any amendments to the pooling and servicing agreement;

      2.    all certificate administrator reports and monthly reports of the master servicers delivered, or otherwise electronically made available, to certificateholders since the date of initial issuance of the offered certificates;

      3.    all statements of compliance delivered to the certificate
            administrator by the master servicers and/or the special servicer since the date of initial issuance of the certificates, as described under "Servicing of the Mortgage Loans Under the ML-CFC Series
            2007-9 Pooling and Servicing Agreement--Evidence as to Compliance"
            in this prospectus supplement;

      4.    all assessment reports and attestation reports delivered to the certificate administrator with respect to the master servicers and/or the special servicer since the date of initial issuance of the offered certificates, as described under "Servicing of the
            Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
            Agreement--Evidence as to Compliance" in this prospectus supplement;

      5.    the most recent inspection report with respect to each mortgaged real property for a mortgage loan (other than the Farallon Portfolio
            Trust Mortgage Loan) prepared by or on behalf of the applicable master servicer and delivered to the certificate administrator as described under "Servicing of the Mortgage Loans Under the ML-CFC
            Series 2007-9 Pooling and Servicing Agreement--Inspections;
            Collection of Operating Information" in this prospectus supplement and any environmental assessment prepared as described under
            "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9
            Pooling and Servicing Agreement--Realization Upon Defaulted Mortgage
            Loans--Foreclosure and Similar Proceedings" in this prospectus supplement;

      6.    the most recent annual operating statement and rent roll for each mortgaged real property for a mortgage loan (other than the Farallon
            Portfolio Trust Mortgage Loan) and financial statements of the related borrower collected by or on behalf of the master servicers as described under "Servicing of the Mortgage Loans Under the ML-CFC
            Series 2007-9 Pooling and Servicing Agreement--Inspections;
            Collection of Operating Information" in this prospectus supplement;

      7.    all modifications, waivers and amendments of the mortgage loans that are to be added to the mortgage files from time to time and any asset status report prepared by the special servicer;

      8.    the servicing file relating to each mortgage loan;

      9.    any and all officer's certificates and other evidence delivered by the master servicers or the special servicer, as the case may be, to support its determination that any advance was, or if made, would be, a nonrecoverable advance;

                                      S-232

      10.   all reports filed with the SEC with respect to the trust pursuant to
            13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as
            amended; and

      11.   the ML-CFC Series 2007-8 Pooling and Servicing Agreement, and any
            reports, statements, documents and other written information delivered under that agreement to the applicable master servicer for the trust on behalf of the trustee, or to the trustee, as holder of the Farallon Portfolio Trust Mortgage Loan.

      Copies of the foregoing items will be available from the trustee, the master servicers or the special servicer, as applicable, upon request. However, except in the case of the items described in item 10 above, the trustee, the master servicers and the special servicer, as applicable, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

      In connection with providing access to or copies of the items described above, the certificate administrator, the master servicers or the special servicer, as applicable, may require:

      o     in the case of a registered holder of an offered certificate or a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the certificate administrator, the master servicers or the special servicer, as applicable, generally to the effect that the person or entity is a beneficial owner of offered certificates and will keep the information confidential; and

      o     in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate, confirmation executed by the requesting person or entity, in a form reasonably acceptable to the certificate administrator, the master servicers or the special servicer, as applicable, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates, is requesting the information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential.

      The certifications referred to in the prior paragraph may include an indemnity from the certifying party for a breach. Registered holders of the offered certificates will be deemed to have agreed to keep the information described above confidential by the acceptance of their certificates.

VOTING RIGHTS

      At all times during the term of the pooling and servicing agreement, 100%
of the voting rights for the certificates will be allocated among the respective classes of certificates as follows:

      o     2% in the aggregate in the case of the class XC and XP certificates
            (allocated, pro rata, between the XC and XP classes based on their respective total notional amounts), and

      o     in the case of any class of principal balance certificates, a percentage equal to the product of 98% and a fraction, the numerator of which is equal to the then total principal balance of such class of principal balance certificates, and the denominator of which is equal to the then total principal balance of all the principal balance certificates.

      The holders of the REMIC residual certificates or class Y or Z certificates will not be entitled to any voting rights. Voting rights allocated to a class of certificates will be allocated among the related certificateholders in proportion to the percentage interests in such class evidenced by their respective certificates. See "Description of the
Certificates--Voting Rights" in the accompanying base prospectus.

                                      S-233

TERMINATION

      The obligations created by the pooling and servicing agreement will terminate following the earliest of--

      o     the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust; and

      o     the purchase of all of the mortgage loans and REO Properties remaining in the trust by the special servicer, the holder (or, if applicable, the beneficial owner) of certificates with the largest percentage of voting rights allocated to the controlling class (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder) or a master servicer, in that order of preference, after the Stated Principal Balance of the mortgage pool has been reduced to less than 1.0% of the initial mortgage pool balance.

      Written notice of termination of the pooling and servicing agreement will be given to each certificateholder. The final payment with respect to each certificate will be made only upon surrender and cancellation of that certificate at the office of the certificate registrar or at any other location specified in the notice of termination.

      Any purchase by either master servicer, the special servicer or the plurality controlling class certificateholder of all the mortgage loans and REO
Properties remaining in the trust is required to be made at a price equal to:

      o     the sum of--

            1.    the then total principal balance of all the mortgage loans then included in the trust (excluding any mortgage loans as to which the related mortgaged real properties have become REO
                  Properties), together with interest thereon plus any accrued and unpaid interest on P&I advances made with respect to such mortgage loans, unreimbursed servicing advances for those
                  mortgage loans plus any accrued and unpaid interest on such servicing advances, any reasonable costs and expenses incurred in connection with any such purchase and any other Additional
                  Trust Fund Expenses (including any Additional Trust Fund
                  Expenses previously reimbursed or paid by the trust fund but not so reimbursed by the related borrower or from insurance proceeds or condemnation proceeds); and

            2.    the appraised value of all REO Properties then included in the trust, as determined by an appraiser mutually agreed upon by the applicable master servicer, the special servicer and the trustee, minus

      o     solely in the case of a purchase by a master servicer, the total of all amounts payable or reimbursable to such master servicer under the pooling and servicing agreement.

      The purchase will result in early retirement of the outstanding certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the certificateholders, will constitute part of the Available Distribution Amount for the final distribution date.

      In addition, if, following the date on which the total principal balances of the offered certificates are reduced to zero, all of the remaining certificates, including the class XP certificates (but excluding the class Y and
Z and REMIC residual certificates), are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection

                                      S-234

with an exchange of all the remaining certificates (other than the class Y and Z and REMIC residual certificates) for all the mortgage loans and REO Properties remaining in the trust fund at the time of exchange.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

      General. The yield on any offered certificate will depend on:

      o     the price at which the certificate is purchased by an investor; and

      o     the rate, timing and amount of payments on the certificate.

      The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things:

      o     the pass-through rate for the certificate;

      o     the rate and timing of principal payments, including principal prepayments, and other principal collections on the mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance of the certificate;

      o     the rate, timing and severity of Realized Losses and Additional
            Trust Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance of the certificate; and

      o     the timing and severity of any Net Aggregate Prepayment Interest
            Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate.

      Pass-Through Rates. The pass-through rates for some classes of the offered certificates will be, in the case of each of these classes, equal to, based on or limited by the Weighted Average Net Mortgage Rate. See "Description of the
Offered Certificates--Calculation of Pass-Through Rates" in this prospectus supplement. As a result, the respective pass-through rates (and, accordingly, the respective yields to maturity) on these classes of offered certificates could be adversely affected if mortgage loans with relatively high Net Mortgage
Rates experienced a faster rate of principal payments than mortgage loans with relatively low Net Mortgage Rates. This means that the respective yields to maturity on these classes of offered certificates could be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of mortgage loans following default.

      In addition, through and including the October 2015 interest accrual period, depending on timing and other circumstances, the pass-through rate for the class XP certificates may vary with changes in the relative sizes of the total principal balances of the respective classes of principal balance certificates identified on Annex G to this prospectus supplement.

      Rate and Timing of Principal Payments. The yield to maturity on the class
XP certificates will be very sensitive to, and the yield to maturity on any other offered certificates purchased at a discount or a premium will be affected by, the frequency and timing of principal payments made in reduction of the total principal balances or notional amounts of those certificates. In turn, the frequency and timing of principal payments that are paid or otherwise result in reduction of the total principal balance or notional amount, as the case may be, of any offered certificate will be directly related to the frequency and timing of principal

                                      S-235

payments on or with respect to the mortgage loans (or, in some cases, a particular group of mortgage loans). Finally, the rate and timing of principal payments on or with respect to the mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of mortgage loans from the trust.

      Prepayments and other early liquidations of the mortgage loans will result in payments on the certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to shorten the weighted average lives of some or all of the offered certificates. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans and, accordingly, on the certificates, while workouts are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of some or all of the offered certificates. See "Servicing of the Mortgage Loans
Under the ML-CFC Series 2007-9 Pooling and Servicing Agreement--Modifications,
Waivers, Amendments and Consents" in this prospectus supplement. In addition, the ability of a borrower under a Convertible Rate Mortgage Loan to repay that mortgage loan on the first open prepayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged real property. Also, the borrower may have little incentive to repay a
Convertible Rate Mortgage Loan on the open prepayment date if then-current market interest rates are particularly high. Accordingly, there can be no assurance that a Convertible Rate Mortgage Loan will be paid in full on its first open prepayment date. Failure of the borrower under a Convertible Rate
Mortgage Loan to repay the mortgage loan by or shortly after the open prepayment date, for any reason, will tend to lengthen the weighted average lives of the offered certificates.

      The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, the mortgage loans in loan group 1, and with respect to the class A-1A, AM-A and AJ-A certificates, the mortgage loans in loan group 2) are in turn paid or otherwise result in a reduction of the principal balance of the certificate. If you purchase your offered certificates at a discount from their total principal balance, your actual yield could be lower than your anticipated yield if the principal payments on the mortgage loans (and, in particular, with respect to the class
A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, the mortgage loans in loan group 1, and with respect to the class A-1A, AM-A and AJ-A certificates, the mortgage loans in loan group 2) are slower than you anticipated. If you purchase any offered certificates at a premium relative to their total principal balance, you should consider the risk that a faster than anticipated rate of principal payments on the mortgage loans (and, in particular, with respect to the class
A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, the mortgage loans in loan group 1, and with respect to the class A-1A, AM-A and AJ-A certificates, the mortgage loans in loan group 2) could result in an actual yield to you that is lower than your anticipated yield.

      Because the rate of principal payments on or with respect to the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular.

      Even if they are available and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the mortgage loans. Prepayment consideration payable on specially serviced mortgage loans will be applied to reimburse Realized Losses and Additional Trust Fund Expenses previously allocated to any class of certificates.

      The yield on the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates will be particularly sensitive to prepayments on mortgage loans in loan group 1, and the yield on the class A-1A, AM-A and AJ-A certificates will be particularly sensitive to prepayments on mortgage loans in loan group 2.

                                      S-236

      Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, on the mortgage loans in loan group 1, and with respect to the class A-1A, AM-A and
AJ-A certificates, the mortgage loans in loan group 2) may affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates, the rate of principal payments on your offered certificates and the weighted average life of your offered certificates.

      Delinquencies on the mortgage loans, unless covered by P&I advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month. Although any shortfalls in payments of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in payments of interest would adversely affect the yield to maturity of your offered certificates.

      If--

      o     you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the mortgage loans that is lower than the default rate and amount of losses actually experienced; and

      o     the additional losses result in a reduction of the total payments on or the total principal balance or notional amount of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

      Reimbursement of Advances from general collections of principal on the mortgage pool may reduce distributions of the principal in respect of the offered certificates with principal balances.

      The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on or the total principal balance of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations.
In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

      Even if losses on the mortgage loans do not result in a reduction of the total payments on or the total principal balance or notional amount of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and yield to maturity of, your offered certificates.

      Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans:

      o     prevailing interest rates;

      o     the terms of the mortgage loans, including provisions that require the payment of prepayment premiums and yield maintenance charges, provisions that impose prepayment lock-out periods and amortization terms that require balloon payments;

      o     the demographics and relative economic vitality of the areas in which the mortgaged real properties are located;

      o     the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged real properties in the areas in which the mortgaged real properties are located;

      o     the quality of management of the mortgaged real properties;

                                      S-237

      o     the servicing of the mortgage loans;

      o     possible changes in tax laws; and

      o     other opportunities for investment.

      See "Risk Factors--Risks Related to the Mortgage Loans," "Description of
the Mortgage Pool" and "Servicing of the Mortgage Loans Under the ML-CFC Series
2007-9 Pooling and Servicing Agreement" in this prospectus supplement and
"Description of the Governing Documents" and "Yield and Maturity
Considerations--Yield and Prepayment Considerations" in the accompanying base prospectus.

      The rate of prepayment on the mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan. Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan.

      Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

      A number of the borrowers are limited or general partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

      We make no representation or warranty regarding:

      o     the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans (or any particular group of mortgage loans);

      o     the relative importance of those factors;

      o     the percentage of the total principal balance of the mortgage loans
            (or any particular group of mortgage loans) that will be prepaid or as to which a default will have occurred as of any particular date;
            or

      o     the overall rate of prepayment or default on the mortgage loans (or any particular group of mortgage loans).

      Unpaid Interest. If the portion of the Available Distribution Amount payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for the class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to available funds on those subsequent distribution dates and the priority of payments described under "Description of the Offered Certificates--Payments--Priority of Payments" in this prospectus supplement. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

                                      S-238

      Delay in Payments. Because monthly payments will not be made on the certificates until several days after the due dates for the mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

CPR MODEL

      Prepayments on loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the constant prepayment rate, or "CPR," model, which represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of loans for the life of those loans. The CPR model does not purport to be either a historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage pool. We do not make any representations about the appropriateness of the CPR model.

YIELD SENSITIVITY OF THE CLASS XP CERTIFICATES

      The yield to maturity on the class XP certificates will be extremely sensitive to the rate and timing of principal payments on the mortgage loans
(including by reason of prepayments, defaults, liquidations and repurchases), to the extent applied to reduce the notional amount of such class. Accordingly, investors in the class XP certificates should fully consider the associated risks, including the risk that a rapid rate of prepayment of the mortgage loans could result in the failure of such investors to fully recoup their initial investments.

      The table below indicates the sensitivity of the pre-tax corporate bond equivalent yields to maturity of the class XP certificates at various prices and constant prepayment rates. The yields set forth in the table were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the class XP certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase prices plus accrued interest of such class of certificates and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the class XP certificates and consequently do not purport to reflect the return on any investment in such class of certificates when such reinvestment rates are considered.

      The table below has been prepared based on the assumption that distributions are made in accordance with "Description of the Offered
Certificates--Payments" in this prospectus supplement and on the Modeling
Assumptions and with the assumed respective purchase prices (as a percentage of the initial total notional amount of the class XP certificates) of the class XP certificates set forth in the table, plus accrued interest thereon from November
1, 2007 to the date of initial issuance of the class XP certificates.

                                      S-239

SENSITIVITY TO PRINCIPAL PREPAYMENTS OF THE PRE-TAX YIELDS TO MATURITY OF THE
CLASS XP CERTIFICATES

                                    0% CPR DURING LOCKOUT, DEFEASANCE AND YIELD
                                  MAINTENANCE CHARGES OTHERWISE AT INDICATED CPR
                                  ----------------------------------------------
     ASSUMED PURCHASE PRICE       0% CPR   25% CPR  50% CPR   75% CPR   100% CPR
--------------------------------  -------  -------  -------   -------   --------
            1.85715%              22.112%  22.112%  22.112%   22.112%   22.112%
            1.98215%              19.347%  19.347%  19.347%   19.347%   19.347%
            2.10715%              16.872%  16.872%  16.872%   16.872%   16.872%
            2.23215%              14.639%  14.639%  14.639%   14.639%   14.639%
            2.35715%              12.611%  12.611%  12.611%   12.611%   12.611%
            2.48215%              10.756%  10.756%  10.756%   10.756%   10.756%
            2.60715%              9.051%    9.051%   9.051%    9.051%    9.051%
            2.73215%              7.475%    7.475%   7.475%    7.475%    7.475%
            2.85715%              6.014%    6.014%   6.014%    6.014%    6.013%
            2.98215%              4.652%    4.652%   4.652%    4.652%    4.652%
            3.10715%              3.378%    3.378%   3.378%    3.378%    3.378%
            3.23215%              2.184%    2.184%   2.184%    2.184%    2.184%
            3.35715%              1.060%    1.060%   1.060%    1.060%    1.060%
            3.48215%              -0.001%  -0.001%  -0.001%   -0.001%   -0.001%
            3.60715%              -1.003%  -1.003%  -1.003%   -1.003%   -1.003%
            3.73215%              -1.954%  -1.954%  -1.954%   -1.954%   -1.954%
            3.85715%              -2.857%  -2.857%  -2.857%   -2.857%   -2.857%

Weighted Average Life (in Years)   6.29      6.29     6.29      6.29      6.29

      There can be no assurance that the mortgage loans will prepay in accordance with the Modeling Assumptions at any of the rates shown in the table or at any other particular rate, that the cash flows on the class XP certificates will correspond to the cash flows assumed for purposes of the above table or that the aggregate purchase price of the class XP certificates will be as assumed. In addition, it is unlikely that the mortgage loans will prepay in accordance with the Modeling Assumptions at any of the specified percentages of
CPR until maturity or that all the mortgage loans will so prepay at the same rate. Timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. Investors must make their own decisions as to the appropriate prepayment assumption to be used in deciding whether to purchase the class XP certificates.

WEIGHTED AVERAGE LIVES

      The tables set forth below indicate the respective weighted average lives of the respective classes of the offered certificates (other than the class XP certificates) and set forth the percentages of the respective initial total principal balances of those classes that would be outstanding after the distribution dates in each of the calendar months shown, subject, however, to the following discussion and the assumptions specified below.

      For purposes of this prospectus supplement, "weighted average life" of any offered certificate with a principal balance refers to the average amount of time that will elapse from the assumed date of settlement of that certificate, which is November 14, 2007, until each dollar of principal of the certificate will be repaid to the investor, based on the Modeling Assumptions. For purposes of this "Yield and Maturity Considerations" section, the weighted average life of any offered certificate with a principal balance is determined by:

      o     multiplying the amount of each principal payment on the certificate by the number of years from the assumed settlement date to the related distribution date;

      o     summing the results; and

                                      S-240

      o     dividing the sum by the total amount of the reductions in the principal balance of the certificate.

      The weighted average life of any offered certificate with a principal balance will be influenced by, among other things, the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization, balloon payments, prepayments, liquidation proceeds, condemnation proceeds or insurance proceeds. The weighted average life of any offered certificate with a principal balance may also be affected to the extent that additional payments in reduction of the principal balance of that certificate occur as a result of the purchase or other removal of a mortgage loan from the trust or the optional termination of the trust. The purchase of a mortgage loan from the trust will have the same effect on payments to the holders of the privately offered certificates as if the mortgage loan had prepaid in full, except that no prepayment consideration (other than, if applicable, any 500
Carson Town Center Repurchase Charge) is collectable with respect thereto.

      The tables set forth below have been prepared on the basis of the Modeling
Assumptions. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in calculating the tables set forth below.
The tables set forth below are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under each assumed prepayment scenario. In particular, the tables were prepared on the basis of the assumption that there are no losses or defaults on the mortgage loans. Any difference between those assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment or loss experience, will affect the percentages of the respective initial total principal balances of the various classes of subject offered certificates (other than the class XP certificates) outstanding over time and their respective weighted average lives.
It is highly unlikely that the mortgage loans will prepay in accordance with the
Modeling Assumptions at any of the specified CPRs until maturity or that all the mortgage loans will so prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial principal balances and weighted average lives shown in the tables. Variations may occur even if the average prepayment experience of the mortgage loans were to conform to the assumptions and be equal to any of the specified CPRs. You must make your own decisions as to the appropriate prepayment, liquidation and loss assumptions to be used in deciding whether to purchase any offered certificate.

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1 CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    89       83      78       72         66
November 12, 2009.................    74       64      57       53         52
November 12, 2010.................    43       30      23       21         21
November 12, 2011.................    15       0        0        0         0
November 12, 2012.................     0       0        0        0         0

Weighted Average Life (in Years)..   2.70     2.30    2.07     1.93       1.75

                                      S-241

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-2 CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      98       98         97
November 12, 2012.................     0       0        0        0         0

Weighted Average Life (in Years)..   4.69     4.66    4.64     4.63       4.57

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-3 CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100      92      89       87         83
November 12, 2013.................    100      90      86       84         83
November 12, 2014.................     0       0        0        0         0

Weighted Average Life (in Years)..   6.68     6.48    6.40     6.34       6.13

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-SB CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    98       98      98       98         98
November 12, 2013.................    77       77      77       77         77
November 12, 2014.................    52       37      33       32         31
November 12, 2015.................    26       9        6        5         5
November 12, 2016.................     0       0        0        0         0

Weighted Average Life (in Years)..   7.06     6.77    6.71     6.69       6.65

                                      S-242

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-4 CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    96       94      93       91         82
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.61     9.58    9.56     9.53       9.35

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1A CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    99       99      99       99         99
November 12, 2012.................    96       96      96       96         96
November 12, 2013.................    96       96      96       96         96
November 12, 2014.................    96       96      96       96         96
November 12, 2015.................    95       95      95       95         95
November 12, 2016.................    95       95      95       95         95
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.49     9.48    9.46     9.43       9.25

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AM CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.83     9.83    9.83     9.81       9.63

                                      S-243

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AM-A CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.75     9.75    9.75     9.74       9.50

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AJ CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.90     9.89    9.87     9.85       9.66

                                      S-244

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AJ-A CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.87     9.87    9.87     9.86       9.66

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS B CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.91     9.91    9.91     9.91       9.66

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS C CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.95     9.91    9.91     9.91       9.69

                                      S-245

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS D CERTIFICATES
--------------------------------------------------------------------------------
DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.99     9.96    9.91     9.91       9.74

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS E CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.99     9.99    9.97     9.91       9.74

                                      S-246

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS F CERTIFICATES
--------------------------------------------------------------------------------

DISTRIBUTION DATE                   0% CPR  25% CPR  50% CPR  75% CPR   100% CPR
----------------------------------  ------  -------  -------  -------   --------
Initial Percentage................   100%     100%    100%     100%       100%
November 12, 2008.................    100     100      100      100       100
November 12, 2009.................    100     100      100      100       100
November 12, 2010.................    100     100      100      100       100
November 12, 2011.................    100     100      100      100       100
November 12, 2012.................    100     100      100      100       100
November 12, 2013.................    100     100      100      100       100
November 12, 2014.................    100     100      100      100       100
November 12, 2015.................    100     100      100      100       100
November 12, 2016.................    100     100      100      100       100
November 12, 2017.................     0       0        0        0         0

Weighted Average Life (in Years)..   9.99     9.99    9.99     9.92       9.74

      The foregoing tables were prepared assuming a 0% CPR during lockout, defeasance and yield maintenance periods and otherwise assuming that prepayments occur at indicated CPR. The indicated CPRs are applied to the mortgage loans in the trust fund and do not take into account the B-Note Non-Trust Loans.

                                 USE OF PROCEEDS

      Substantially all of the proceeds from the sale of the offered certificates will be used by us to purchase the mortgage loans that we will include in the trust and to pay those expenses incurred in connection with the issuance of the certificates.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

      This is a general summary of the material federal income tax consequences of owning the offered certificates. This summary is directed to initial investors that hold the offered certificates as "capital assets" within the meaning of section 1221 of the Code. It does not discuss all United States federal income tax consequences that may be relevant to owners of the offered certificates, particularly as to investors subject to special treatment under the Code, including banks and insurance companies. Prospective investors should consult their tax advisors regarding the federal, state, local, and, if relevant, foreign tax consequences to them of owning offered certificates.

      Further, this summary and any legal opinions referred to in this summary are based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or (with respect to the regulations) proposed, all of which are subject to change either prospectively or retroactively.

      Upon the issuance of the offered certificates, Thacher Proffitt & Wood
LLP, New York, New York, as counsel to the depositor, will deliver its opinion generally to the effect that, assuming compliance with the pooling and servicing agreement, and subject to any other assumptions set forth in the opinion, each
REMIC created under the ML-CFC series 2007-9 pooling and servicing agreement will qualify as a REMIC under Sections 860A through 860G of the Code.

                                      S-247

      The 500 Carson Town Center mortgage loan (exclusive of any 500 Carson Town
Center Deferred Interest and any 500 Carson Town Center Repurchase Charge)
constitutes the sole asset of a separate REMIC and the regular interest in that loan REMIC will be an asset of the trust fund.

      For federal income tax purposes,

      o     the class A-1, A-2, A-3, A-SB, A-4, A-1A, XC, XP, AM, AM-A, AJ,
            AJ-A, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S, T and Y
            certificates will evidence or constitute the regular interests in, and will generally be treated as debt obligations of, a REMIC;

      o     the class A-1, XC and XP certificates also represent beneficial ownership interests in the portion of a grantor trust related to the
            500 Carson Town Center Repurchase Charge, and the class Z
            certificates represent a beneficial ownership interest in the portion of a grantor trust related to the 500 Carson Town Center
            Deferred Interest; and

      o     each class of the REMIC residual certificates will evidence the sole class of residual interests in a REMIC (including the 500 Carson
            Town Center individual loan REMIC).

      For federal income tax purposes, the class XC and XP certificates will, in the case of each of those classes, evidence multiple regular interests in a
REMIC. See "Federal Income Tax Consequences--REMICs" and "--Grantor Trusts" in
the accompanying base prospectus.

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

      Holders of the offered certificates will be required to report income on such regular interests in accordance with the accrual method of accounting.

      The class B, C and D certificates will be issued with a de minimis amount of original issue discount, and the class A-1, E, F and XP certificates will be issued with more than a de minimis amount of original issue discount. The remaining classes of offered certificates will be issued without original issue discount and may be treated as having been issued at a premium. If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

      When determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes the prepayment assumption used will be that subsequent to the date of any determination:

      o     no mortgage loan will otherwise be prepaid prior to maturity; and

      o     there will be no extension of maturity for any mortgage loan.

      However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying base prospectus.

      The IRS has issued regulations under sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. You should be aware, however, that those regulations and section
1272(a)(6) of the Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

                                      S-248

      If the method for computing original issue discount described in the accompanying base prospectus results in a negative amount for any period with respect to any holder of offered certificates, the amount of original issue discount allocable to that period would be zero. The holder would be permitted to offset the negative amount only against future original issue discount, if any, attributable to his or her certificates.

      Whether a holder of any of the offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
in the accompanying base prospectus.

      Prepayment premiums and yield maintenance charges (including, for purposes of this paragraph only, the 500 Carson Town Center Repurchase Charge) actually collected on the mortgage loans will be paid on the offered certificates as and to the extent described in this prospectus supplement. It is not entirely clear under the Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount. For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the applicable master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the offered certificates and that taxable income be reported based on the projected constant yield to maturity of the offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received.
Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. The correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

CONSTRUCTIVE SALES OF CLASS XP CERTIFICATES

      The Taxpayer Relief Act of 1997 added a provision to the Code that requires the recognition of gain on the constructive sale of an appreciated financial position. A constructive sale of a financial position may occur if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that:

      o     entitle the holder to a specified principal amount;

      o     pay interest at a fixed or variable rate; and

      o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Accordingly, only class XP certificates, which do not have a principal balance, could be subject to this provision and only if a holder of those certificates engages in a constructive sale transaction.

                                      S-249

ADDITIONAL CONSIDERATIONS FOR THE CLASS A-1 AND CLASS XP CERTIFICATES

      Each holder of a class A-1 or class XP certificate will be treated for federal income tax purposes as having acquired its proportionate share of the corresponding REMIC regular interest and as having acquired its proportionate beneficial ownership interest in the portion of the grantor trust related to the
500 Carson Town Center Repurchase Charge. Holders of the class A-1 and class XP certificates must allocate the price they pay for their certificates between their interests in the corresponding REMIC regular interest and the related grantor trust interests based on their relative market values. Such allocation will be used for, among other things, purposes of computing any original issue discount, market discount or premium on the applicable REMIC regular interest.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

      The offered certificates (in the case of the class A-1 and class XP certificates, only to the extent of the related REMIC regular interest) will be treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code in the hands of a real estate investment trust or "REIT." Most of the mortgage loans are not secured by real estate used for residential or certain other purposes prescribed in section 7701(a)(19)(C) of the Code. Consequently, the offered certificates will not be treated as assets qualifying under that section. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under section 7701(a)(19)(C) of the Code. In addition, the offered certificates (in the case of the class A-1 and class XP certificates, only to the extent of the related REMIC regular interest) will be "qualified mortgages"
within the meaning of section 860G(a)(3) of the Code in the hands of another
REMIC if transferred to such REMIC on its startup date in exchange for regular or residual interests in such REMIC.

      Finally, interest, including original issue discount, if any, on the offered certificates (in the case of the class A-1 and class XP certificates, only to the extent of interest and original issue discount on the related REMIC regular interest) will be interest described in section 856(c)(3)(B) of the Code if received by a REIT if 95% or more of the assets of a REMIC underlying the certificates are treated as "real estate assets" within the meaning of section
856(c)(5)(B) of the Code. To the extent that less than 95% of the assets of the
REMIC are treated as "real estate assets" within the meaning of section
856(c)(5)(B) of the Code, a REIT holding offered certificates will be treated as receiving directly its proportionate share of the income of the REMIC.

      To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by cash reserves, that mortgage loan is not secured solely by real estate. Therefore:

      o     a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Code;

      o     a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Code; and

      o     the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

      In addition, most of the mortgage loans contain defeasance provisions under which the lender may release its lien on the collateral securing the subject mortgage loan in return for the borrower's pledge of substitute collateral in the form of government securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, the subject mortgage loan ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the defeased mortgage loan to remain a qualified mortgage, the
Treasury regulations require that--

      1.    the borrower pledges substitute collateral that consist solely of certain government securities,

                                      S-250

      2.    the related loan documents allow that substitution,

      3.    the lien is released to facilitate the disposition of the property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and

      4.    the release is not within two years of the startup day of the REMIC.

      Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and
856(e)(3)(B) of the Code, respectively.

      See "Description of the Mortgage Pool" in this prospectus supplement and
"Federal Income Tax Consequences--REMICs--Characterization of Investments in
REMIC Certificates" in the accompanying base prospectus.

      For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the accompanying base prospectus.

                              ERISA CONSIDERATIONS

      The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Code consequences, each potential investor that is a Plan or is investing on behalf of, or with plan assets of a Plan, is advised to consult its own legal advisor with respect to the specific ERISA and
Code consequences of investing in the certificates and to make its own independent decision. The following is merely a summary and should not be construed as legal advice.

      ERISA and section 4975 of the Code impose various requirements on--

      o     Plans, and

      o     persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include qualified pension, profit sharing and Code section
401(k) plans, individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts, including, as applicable, insurance company general accounts, in which other Plans are invested.

      A fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of offered certificates could be or give rise to a transaction that is prohibited or is not otherwise permitted under ERISA or section 4975 of the Code or whether there exists any statutory, regulatory or administrative exemption applicable thereto. Some fiduciary and prohibited transaction issues arise only if the assets of the trust are "plan assets" for purposes of Part 4 of Title I of ERISA and section 4975 of the Code. Whether the assets of the trust will be plan assets at any time will depend on a number of factors, including the portion of any class of certificates that is held by benefit plan investors within the meaning of U.S. Department of Labor Regulation
Section 2510.3-101, as modified by Section 3(42) of ERISA.

      The U.S. Department of Labor has issued an individual prohibited transaction exemption to Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Countrywide Securities Corporation, identified as Prohibited

                                      S-251

Transaction Exemptions 90-29 and 2000-55, respectively, as most recently amended by Prohibited Transaction Exemption 2007-5, and as subsequently amended from time to time. Subject to the satisfaction of conditions set forth therein, the
Exemption generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the
Code, specified transactions relating to, among other things, the servicing and operation of pools of real estate loans, such as the mortgage pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates, that are underwritten by an Exemption-Favored Party.

      The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the Exemption. The conditions are as follows:

      o     first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      o     second, at the time of its acquisition by the Plan, that certificate must be rated in one of the four highest generic rating categories by Fitch, Moody's, S&P, Dominion Bond Rating Service Limited, known as DBRS Limited, or Dominion Bond Rating Service, Inc., known as
            DBRS, Inc.;

      o     third, the trustee cannot be an affiliate of any other member of the
            Restricted Group, other than any of the Exemption Favored Parties;

      o     fourth, the following must be true--

            1.    the sum of all payments made to and retained by
                  Exemption-Favored Parties must represent not more than
                  reasonable compensation for underwriting the relevant class of certificates;

            2.    the sum of all payments made to and retained by us in
                  connection with the assignment of mortgage loans to the trust must represent not more than the fair market value of the
                  obligations; and

            3.    the sum of all payments made to and retained by the master servicers, the special servicer and any sub-servicer must
                  represent not more than reasonable compensation for that
                  person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses in
                  connection therewith; and

      o     fifth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended.

      It is a condition of their issuance that each class of offered certificates receives an investment grade rating from each of Fitch and S&P. In addition, the initial trustee is not an affiliate of any other member of the
Restricted Group. Accordingly, as of the date of initial issuance of the certificates, the second and third general conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of any such offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of any such offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of any such offered certificate.

                                      S-252

      The Exemption also requires that the trust meet the following requirements:

      o     the trust assets must consist solely of assets of the type that have been included in other investment pools;

      o     certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic rating categories of Fitch, Moody's, S&P, Dominion Bond Rating Service
            Limited, known as DBRS Limited, or Dominion Bond Rating Service,
            Inc., known as DBRS, Inc. for at least one year prior to the Plan's acquisition of an offered certificate for at least one year prior to the Plan's acquisition of an offered certificate; and

      o     certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

      We believe that these requirements have been satisfied as of the date of this prospectus supplement.

      Under the Exemption, the loan-to-value ratio or combined loan-to-value ratio of any mortgage loan held in the trust may not exceed 100% based on the outstanding principal balance of the loan and the fair market value of the mortgaged real property as of the closing date. It is possible that, if the fair market value of any of the mortgaged real properties has declined since origination, this requirement may not be satisfied. This possibility is greater for any seasoned loan in the mortgage pool than it is for any mortgage loan that is not seasoned.

      If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and
407(a) of ERISA, as well as the excise taxes imposed by sections 4975(a) and (b)
of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, in connection with--

      o     the direct or indirect sale, exchange or transfer of an offered certificate to a Plan upon initial issuance from us or an
            Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, a master servicer, the special servicer, any party responsible for servicing the Farallon Portfolio Loan Combination or any sub-servicer, any provider of credit support, Exemption-Favored
            Party or borrower is, a Party in Interest with respect to the investing Plan;

      o     the direct or indirect acquisition or disposition in the secondary market of an offered certificate by a Plan; and

      o     the continued holding of an offered certificate by a Plan.

      However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the
Restricted Group, by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

      If the specific conditions of the Exemption specified below are also satisfied, the Exemption may provide an additional exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section
4975(c)(1)(E) of the Code, in connection with:

      o     the direct or indirect sale, exchange or transfer of certificates in the initial issuance of certificates between the issuing entity or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in the certificates is: (1) a borrower with respect to 5% or less of the fair market value of the

                                      S-253

            issuing entity assets or (2) an affiliate of such a person, provided that: (a) the Plan is not an Excluded Plan; (b) each Plan's investment in each class of certificates does not exceed 25% of the outstanding certificates of such class; (c) after the Plan's acquisition of the certificates, no more than 25% of the assets over which the fiduciary has investment authority are invested in securities of the issuing entity containing assets which are sold or serviced by the same entity; and (d) in the case of initial issuance
            (but not secondary market transactions), at least 50% of each class of certificates and at least 50% of the aggregate interests in the issuing entity are acquired by persons independent of the Restricted
            Group;

      o     the direct or indirect acquisition or disposition in the secondary market of certificates by a Plan or with Plan assets provided that the conditions in clauses (2)(a), (c) and (d) of the prior bullet are met; and

      o     the continued holding of certificates acquired by a Plan or with
            Plan assets in an initial issuance or secondary market transaction meeting the foregoing requirements.

There can be no assurance that all of the conditions for this additional exemption will be met. In particular, during periods of adverse conditions in the market for commercial mortgage backed securities, there is an increased likelihood that (i) 50% or more of one or more classes of certificates will be sold in the initial issuance to members of the Restricted Group and (ii) 50% or more of the aggregate interests in the issuing entity will be acquired by members of the Restricted Group. Plans with respect to which a borrower or an affiliate of a borrower has investment discretion are advised to consult with counsel before acquiring any certificates.

      Further, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a)
of ERISA, and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the trust assets.

      Lastly, if the general conditions of the Exemption are satisfied, the
Exemption also may provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the taxes imposed by section 4975(a)
and (b) of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, if the restrictions or taxes are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of--

      o     providing services to the Plan, or

      o     having a specified relationship to this person,

solely as a result of the Plan's ownership of class offered certificates.

      Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied at the time of the purchase.

      Certain employee benefit plans, such as governmental plans (as defined in
Section 3(32) of ERISA) and, if no election has been made under section 410(d)
of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Title I of ERISA or section 4975 of the Code. However, governmental and church plans may be subject to a federal, state or local law which is, to a material extent, similar to the above-mentioned provisions of ERISA and the
Code. A fiduciary of a governmental or church plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

                                      S-254

      Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Such fiduciary must also determine on its own whether an offered certificate is an appropriate investment for a Plan under ERISA and the Code with regard to ERISA's general fiduciary requirements, including investment prudence and diversification and the exclusive benefit rule.

      The sale of offered certificates to a Plan is in no way a representation or warranty by us or the underwriters that the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that the investment is appropriate for Plans generally or for any particular Plan.

                                LEGAL INVESTMENT

      The offered certificates will not constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984. As a
result, the appropriate characterization of the offered certificates under various legal investment restrictions, and therefore the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

      Neither we nor the underwriters make any representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates--

      o     are legal investments for them; or

      o     are subject to investment, capital or other restrictions.

      See "Legal Investment" in the accompanying base prospectus.

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions set forth in an underwriting agreement to be entered into between us as seller, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated as
underwriters, we have agreed to sell to each of the underwriters and each of the underwriters has agreed to purchase from us, severally but not jointly, their respective allocations of the offered certificates, as set forth below subject in each case to a variance of 5%.

                                      S-255

                                                                                                                     MORGAN
                 MERRILL LYNCH, PIERCE,      COUNTRYWIDE SECURITIES    NATIXIS SECURITIES       GOLDMAN,          STANLEY & CO.
   CLASS       FENNER & SMITH INCORPORATED        CORPORATION          NORTH AMERICA INC.     SACHS & CO.         INCORPORATED
------------   ---------------------------   ----------------------    ------------------    --------------      --------------

Class A-1            $    32,082,080            $     23,594,920         $           --      $           --      $           --
Class A-2            $   148,727,009            $    109,381,991         $           --      $           --      $           --
Class A-3            $    77,673,588            $     57,125,412         $           --      $           --      $           --
Class A-SB           $    52,086,635            $     38,307,365         $           --      $           --      $           --
Class A-4            $   536,443,824            $    394,530,176         $           --      $           --      $           --
Class A-1A           $   286,340,506            $    210,590,494         $           --      $           --      $           --
Class AM             $   121,001,712            $     88,991,288         $           --      $           --      $           --
Class AM-A           $    40,906,280            $     30,084,720         $           --      $           --      $           --
Class AJ             $    96,801,139            $     71,192,861         $           --      $           --      $           --
Class AJ-A           $    32,724,563            $     24,067,437         $           --      $           --      $           --
Class B              $    18,214,822            $     13,396,178         $           --      $           --      $           --
Class C              $    12,143,215            $      8,930,785         $           --      $           --      $           --
Class D              $    16,190,569            $     11,907,431         $           --      $           --      $           --
Class E              $    14,166,892            $     10,419,108         $           --      $           --      $           --
Class F              $    14,166,892            $     10,419,108         $           --      $           --      $           --
Class XP             $ 1,573,854,316            $  1,157,498,684         $           --      $           --      $           --

      Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide
Securities Corporation are acting as co-lead managers and co-bookrunning managers for this offering. Natixis Securities North America Inc., Goldman,
Sachs & Co. and Morgan Stanley & Co. Incorporated will act as co-managers for this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Countrywide Securities Corporation are acting as joint-bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager with respect to 4.75% of the class C certificates, and
Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class C certificates and all other classes of offered certificates.

      Proceeds to us from the sale of the offered certificates, before deducting expenses payable by us, will be approximately $2,689,169,388 plus accrued interest.

      Distribution of the offered certificates will be made by the underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Sales of the offered certificates may also occur on and after the date of initial issuance of the offered certificates, as agreed upon in negotiated transactions with various purchasers. The underwriters may effect such transactions by selling the offered certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters. In connection with the purchase and sale of the offered certificates, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts.

      It is anticipated that Merrill Lynch, Pierce, Fenner and Smith
Incorporated may enter into an agreement with one or more of the mortgage loan sellers pursuant to which Merrill Lynch will continue to market any classes of the offered certificates that remain unsold as of the closing date of the offered certificates.

      Purchasers of the offered certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters"
within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and resales by them of offered certificates. Any profit on the resale of the offered certificates purchased by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.
Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

      We also have been advised by the underwriters that one or more of them, through one or more of their respective affiliates, currently intends to make a market in the offered certificates; however, none of the

                                      S-256

underwriters has any obligation to do so, any market making may be discontinued
at any time and there can be no assurance that an active secondary market for the offered certificates will develop. See "Risk Factors--Risks Related to the
Offered Certificates--The Offered Certificates Will Have Limited Liquidity and
May Experience Fluctuations in Market Value Unrelated to the Performance of the
Mortgage Loans" in this prospectus supplement and "Risk Factors--Lack of
Liquidity Will Impair Your Ability to Sell Your Offered Certificates and May
Have an Adverse Effect on the Market Value of Your Offered Certificates" in the
accompanying base prospectus.

      We have agreed to indemnify the underwriters and each person, if any, who controls any underwriter within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, against, or to make contributions to the underwriters and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated is our affiliate and an affiliate of Merrill Lynch Mortgage Lending, Inc., a sponsor and mortgage loan seller. Countrywide Securities Corporation is an affiliate of Countrywide
Commercial Real Estate Finance, Inc., a sponsor and mortgage loan seller.
Natixis Real Estate Capital Inc. is an affiliate of Natixis Securities North
America Inc., which is one of the underwriters.

      Each underwriter has represented to and agreed with us that:

      o     it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of any offered
            certificates in circumstances in which section 21(1) of the FSMA does not apply to us; and

      o     it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United
            Kingdom.

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), each underwriter has represented to and agreed with us that with effect from and including the date on which the Prospectus Directive is implemented in that
Relevant Member State (the "Relevant Implementation Date"), it has not made and will not make an offer of the certificates to the public in that Relevant Member
State other than:

      (a)   to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

      (b)   to any legal entity which has (1) an average of at least 250 employees during the last financial year and (2) a total balance sheet of more than (euro)50,000,000, as shown in its last annual or consolidated accounts;

      (c)   to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the underwriters; or

      (d)   in any other circumstances falling within Article 3(2) of the
            Prospectus Directive,

provided that no such offer of the certificates shall require the depositor or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus
Directive or supplement a prospectus pursuant to Article 16 of the Prospectus
Directive.

                                      S-257

      For the purposes of the foregoing, the expression an "offer of the certificates to the public" in relation to any certificates in any Relevant
Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the
Prospectus Directive in that Member State, and the expression "Prospectus
Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                  LEGAL MATTERS

      Particular legal matters relating to the certificates will be passed upon for us by Thacher Proffitt & Wood LLP, New York, New York and for the
underwriters by Latham & Watkins LLP, New York, New York.

                                     RATINGS

      It is a condition to their issuance that the respective classes of offered certificates be rated as set forth in the table under "Summary of Prospectus
Supplement--Overview of the Series 2007-9 Certificates" in this prospectus supplement.

      The ratings on the offered certificates address the likelihood of the timely receipt by their holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the class XP certificates, the ultimate receipt by their holders of all payments of principal to which they are entitled on or before the rated final distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the offered certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and/or principal required under the offered certificates.

      The ratings on the respective classes of offered certificates do not represent any assessment of--

      o     the tax attributes of the offered certificates or of the trust;

      o     whether or to what extent prepayments of principal may be received on the mortgage loans;

      o     the likelihood or frequency of prepayments of principal on the mortgage loans;

      o     the degree to which the amount or frequency of prepayments of principal on the mortgage loans might differ from those originally anticipated;

      o     whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net Aggregate
            Prepayment Interest Shortfalls; and

      o     whether and to what extent prepayment premiums, yield maintenance charges, Penalty Interest or Additional Interest will be received.

      Also, a security rating does not represent any assessment of the yield to maturity that investors may experience. There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by Fitch or S&P.

                                      S-258

      Further, in the case of the class XP certificates, a security rating does not represent any assessment of the possibility that the holders of those certificates might not fully recover their investment in the event of rapid prepayments and/or other early liquidations of the mortgage loans.

      In general, ratings address credit risk and not prepayment risk. As described in this prospectus supplement, the amounts payable with respect to the class XP certificates consist primarily of interest. Even if the entire mortgage pool were to prepay in the initial month, with the result that the holders of the class XP certificates receive only a single month's interest payment and, accordingly, suffer a nearly complete loss of their investment, all amounts due to those certificateholders will nevertheless have been paid. This result would be consistent with the ratings received on the class XP certificates. The ratings of the class XP certificates do not address the timing or magnitude of reduction of the notional amounts of those certificates, but only the obligation to pay interest timely on those notional amounts as so reduced from time to time.

      The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See
"Rating" in the accompanying base prospectus.

                                      S-259

                                    GLOSSARY

                    TERMS USED IN THIS PROSPECTUS SUPPLEMENT

      The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus supplement, including in any of the annexes to this prospectus supplement.

      "30/360 BASIS" means the accrual of interest calculated on the basis of a
360-day year consisting of twelve 30-day months.

      "500 CARSON TOWN CENTER REPURCHASE CHARGE" means the yield maintenance amount payable in connection with any repurchase of the 500 Carson Town Center
Mortgage Loan by the related mortgage loan seller in the event that such mortgage loan is defeased prior to the second anniversary of the date of initial issuance of the certificates.

      "500 CARSON TOWN CENTER DEFERRED INTEREST" means that certain deferred portion of monthly interest on the 500 Carson Town Center Mortgage Loan that accrued thereon during the 5-year period ending on May 31, 2008 and the payment of which has been deferred until maturity.

      "500 CARSON TOWN CENTER MORTGAGE LOAN" means that certain mortgage loan in the trust fund that is secured by the mortgaged real property identified on
Annex A-1 to this prospectus supplement as 500 Carson Town Center.

      "6219 EL CAMINO REAL B-NOTE NON-TRUST LOAN" means that loan that--

      o     is not a part of the trust fund,

      o     has been designated under the Mezz Cap A/B Intercreditor Agreement as the "B Note", with an unpaid principal balance of $500,000 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the 6219 El Camino Real
            Mortgaged real property as is the 6219 El Camino Real Trust Mortgage
            Loan.

      "6219 EL CAMINO REAL TRUST MORTGAGE LOAN" means the mortgage loan transferred to the issuing entity that has a cut-off date principal balance of
$7,850,000 and is secured by a mortgage encumbering the 6219 El Camino Real
Mortgaged Real Property.

      "6219 EL CAMINO REAL MORTGAGED REAL PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as 6219 El Camino
Real.

      "A/B LOAN COMBINATION" means an A-Note Trust Mortgage Loan and the corresponding B-Note Non-Trust Loan.

      "ACCEPTABLE INSURANCE DEFAULT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any default under the related loan documents resulting from (i) the exclusion of acts of terrorism from coverage under the related "all risk" casualty insurance policy maintained on the related mortgaged real property and (ii) the related borrower's failure to obtain insurance that specifically covers acts of terrorism, but only if the special servicer has determined, in its reasonable judgment, exercised in accordance with the Servicing Standard, that (a) such insurance is not available at commercially reasonable rates and the relevant hazards are not commonly insured against by prudent owners of similar real properties in similar locales
(but only by reference to such insurance that has been obtained by such owners at current market rates) or (b) such

                                      S-260

insurance is not available at any rate. In making such determination, the special servicer will be entitled to rely on the opinion of an insurance consultant at the expense of the trust.

      "ACTUAL/360 BASIS" means the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable accrual period) in a year assumed to consist of 360 days.

      "ADDITIONAL INTEREST" means, with respect to any Convertible Rate Mortgage
Loan in the trust fund, the additional interest, in excess of the original fixed rate, that may accrue with respect to that mortgage loan as a result of the conversion of the mortgage interest rate of the mortgage loan from a fixed rate to a floating rate.

      "ADDITIONAL TRUST FUND EXPENSE" means any of certain specified expenses of the trust that, in each case, generally:

      o     arises out of a default on a mortgage loan or in respect of a mortgage loan as to which a default is imminent or arises out of an otherwise unanticipated event; and

      o     is not covered by a servicing advance or a corresponding collection from the related borrower.

      Examples of some Additional Trust Fund Expenses are set forth under
"Description of the Offered Certificates--Reductions to Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
in this prospectus supplement.

      "ADVANCE" means a P&I advance or a servicing advance made, or that may be made, under the pooling and servicing agreement.

      "A-NOTE TRUST MORTGAGE LOAN" means any of the Wilson Farms Plaza Trust
Mortgage Loan or the 6219 El Camino Real Trust Mortgage Loan.

      "APPRAISAL REDUCTION AMOUNT" means, for any mortgage loan (other than the
Farallon Portfolio Trust Mortgage Loan) as to which an Appraisal Trigger Event has occurred, an amount that will equal the excess, if any, of "x" over "y"
where--

      1.    "x" is an amount, as calculated by the special servicer, in consultation with the controlling class representative, as of the determination date immediately succeeding the date on which the special servicer obtains knowledge of the occurrence of the relevant
            Appraisal Trigger Event, if no new appraisal (or letter update or internal valuation) is required, or otherwise the date on which the appraisal (or letter update or internal valuation, if applicable) is obtained, and each anniversary of such determination date thereafter so long as appraisals are required to be obtained in connection with the subject mortgage loan, equal to the sum (without duplication)
            of:

            (a)   the Stated Principal Balance of the subject mortgage loan;

            (b)   to the extent not previously advanced by or on behalf of the applicable master servicer, the special servicer or the
                  trustee, all unpaid interest accrued on the subject mortgage loan through the most recent due date prior to the date of determination at the related Net Mortgage Rate;

            (c)   all accrued but unpaid (from related collections) master
                  servicing fees and special servicing fees with respect to the subject mortgage loan and, without duplication, all accrued or otherwise incurred but unpaid (from related collections)
                  Additional Trust Fund Expenses with respect to the subject mortgage loan;

                                      S-261

            (d)   all related unreimbursed Advances made by or on behalf of the applicable master servicer, the special servicer or the
                  trustee with respect to the subject mortgage loan, together with (i) interest on those Advances and (ii) any related
                  Unliquidated Advances; and

            (e)   all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums and, if applicable, ground rents with respect to the related
                  mortgaged real property; and

      2.    "y" is equal to the sum of (x) 90% of an amount equal to (i) the resulting appraised or estimated value of the related mortgaged real property or REO Property, which value may be subject to reduction by the special servicer based on its review of the related appraisal and other relevant information (without implying any duty to do so), reduced, to not less than zero, by (ii) the amount of any
            obligations secured by liens on the property that are prior to the lien of the subject mortgage loan and estimated liquidation expenses, and (y) all escrows, reserves and letters of credit held as additional collateral with respect to the subject mortgage loan.

      If, however, any required appraisal, letter update or internal valuation is not obtained or performed within 60 days of the relevant Appraisal Trigger
Event, then until the required appraisal or other valuation is obtained or performed, the Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the Stated Principal Balance of that mortgage loan.

      The foregoing notwithstanding, in the case of any Loan Combination serviced under the pooling and servicing agreement, any Appraisal Reduction
Amount will be calculated as if it were a single loan, and then will be allocated: (a) in the case of an A/B Loan Combination, first to the related
B-Note Non-Trust Loan, up to the outstanding principal balance thereof, and then to the applicable A-Note Trust Mortgage Loan; and (b) in the case of the
Farallon Portfolio Loan Combination, first to the Farallon Portfolio B-Note
Trust Mortgage Loans and the Farallon Portfolio B-Note Non-Trust Mortgage Loans,
pro rata (if applicable), in each case up to the outstanding principal balance thereof, and then to the Farallon Portfolio A-Note Trust Mortgage Loans and the
Farallon Portfolio A-Note Non-Trust Mortgage Loans, pro rata.

      In the case of the Farallon Portfolio Trust Mortgage Loan, any Appraisal
Reduction Amount will be calculated with respect to the Farallon Portfolio Loan
Combination under the ML-CFC Series 2007-8 Pooling and Servicing Agreement in a
manner similar but not identical to that described above as if it were a single loan.

      "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan (other than the Farallon Portfolio Trust Mortgage Loan) in the trust, any of the following events:

      o     the mortgage loan has been modified by the special servicer in a manner that affects the amount or timing of any monthly debt service payment due on it, other than a balloon payment (except, or in addition to, bringing monthly debt service payments current and extending the maturity date for less than six months);

      o     the related borrower fails to make any monthly debt service payment with respect to the mortgage loan and the failure continues for 60 days;

      o     60 days following the receipt by the special servicer of notice that a receiver has been appointed and continues in that capacity with respect to the mortgaged real property securing the mortgage loan;

      o     60 days following the receipt by the special servicer of notice that the related borrower has become the subject of a bankruptcy proceeding;

                                      S-262

      o     the mortgaged real property securing the mortgage loan becomes an
            REO Property; or

      o     any balloon payment on such mortgage loan has not been paid by the day following its scheduled maturity date, unless the applicable master servicer has, on or prior to the due date of that balloon payment, received written evidence from an institutional lender of such lender's binding commitment to refinance the mortgage loan, then for such longer period after the due date of such balloon payment ending on the earlier of (i) 60 days after the related scheduled maturity date and (ii) the expiration of the refinancing commitment.

      For purposes of the foregoing, each Loan Combination will be treated as a single mortgage loan.

      The equivalents of Appraisal Trigger Events with respect to the Farallon
Portfolio Trust Mortgage Loan are set forth in the ML-CFC Series 2007-8 Pooling and Servicing Agreement and include events that are generally similar but not identical to those specified above as well as events that differ from those specified above.

      "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any distribution date:

      (a)   an amount equal to the sum, without duplication, of the following amounts:

            (i)     the aggregate of all amounts on deposit in the master
                    servicers' collection accounts and the certificate
                    administrator's distribution account as of the close of
                    business on the related determination date and the amounts collected by or on behalf of the master servicers as of the close of business on such determination date and required to be deposited in the collection account (including the
                    amounts remitted by the applicable ML-CFC Series 2007-8
                    Master Servicer with respect to the Farallon Portfolio Trust
                    Mortgage Loan);

            (ii)    the aggregate amount of all P&I advances made by either
                    master servicer or the trustee for distribution on the
                    certificates on that distribution date;

            (iii)   the aggregate amount transferred from the special servicer's
                    REO account and/or any separate custodial account maintained with respect to a Loan Combination to the applicable master servicer's collection account during the month of that
                    distribution date, on or prior to the date on which P&I
                    advances are required to be made in that month;

            (iv)    the aggregate amount deposited by the master servicers in
                    their collection accounts for that distribution date in
                    connection with Prepayment Interest Shortfalls and any
                    shortfalls in interest caused by the application of a
                    condemnation award or casualty insurance proceeds to prepay a mortgage loan; and

            (v)     for each distribution date occurring in March, the aggregate of all interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis deposited in the certificate administrator's distribution account;

      exclusive of

      (b)   any portion of the amounts described in clause (a) above that represents one or more of the following:

            (i)     any monthly debt service payments collected but due on a due date after the end of the related collection period;

                                      S-263

            (ii)    all amounts in the master servicers' collection accounts or the certificate administrator's distribution account that
                    are payable or reimbursable to any person other than the
                    certificateholders from:

                    (A)   the master servicers' collection accounts, including,
                          but not limited to, servicing compensation, as
                          described under "Servicing of the Mortgage Loans Under
                          the ML-CFC Series 2007-9 Pooling and Servicing
                          Agreement--Collection Accounts--Withdrawals" in this
                          prospectus supplement; and

                    (B)   the certificate administrator's distribution account,
                          including, but not limited to, trust administration
                          fees, as described under "Description of the Offered
                          Certificates--Distribution Account--Withdrawals" in
                          this prospectus supplement;

            (iii)   any prepayment premiums, yield maintenance charges and/or
                    500 Carson Town Center Repurchase Charge;

            (iv)    any Additional Interest on the Convertible Rate Mortgage
                    Loans (which is separately distributed to the holders of the class Y certificates) and any 500 Carson Town Center
                    Deferred Interest (which is separately distributable to the holders of the class Z certificates);

            (v)     if such distribution date occurs during February of any year or during January of any year that is not a leap year, the interest reserve amounts in respect of each mortgage loan
                    that accrues interest on an Actual/360 Basis to be deposited in the certificate administrator's interest reserve account and held for future distribution; and

            (vi)    any amounts deposited in the master servicers' collection
                    accounts or the certificate administrator's distribution
                    account in error.

      In no event will the Available Distribution Amount include amounts payable to the holders of the B-Note Non-Trust Loans.

      "B-NOTE LOAN NOTEHOLDER" means the holder of a B-Note Non-Trust Loan.

      "B-NOTE NON-TRUST LOAN" means either the Wilson Farms Plaza B-Note
Non-Trust Mortgage Loan or the 6219 El Camino Real B-Note Non-Trust Loan.

      "CLASS A-SB PLANNED PRINCIPAL BALANCE" means, with respect to the class
A-SB certificates for any distribution date, the principal balance specified for that distribution date on Annex E to this prospectus supplement. The principal balances set forth on Annex E to this prospectus supplement were calculated using, among other things, the Modeling Assumptions and a 0% CPR. Based on the
Modeling Assumptions and a 0% CPR, the total principal balance of the class A-SB certificates on each distribution date would be reduced to approximately the scheduled principal balance indicated for that distribution date on Annex E to this prospectus supplement. There is no assurance, however, that the mortgage loans will perform in conformity with the Modeling Assumptions. Therefore, there can be no assurance that the total principal balance of the class A-SB certificates on any distribution date will be equal to (and, furthermore, following retirement of the class A-1, A-2 and A-3 certificates, that total principal balance may be less than) the principal balance that is specified for that distribution date on Annex E to this prospectus supplement.

      "CLEARSTREAM" means Clearstream Banking Luxembourg.

                                      S-264

      "CLOSING DATE" means the date of the initial issuance of the offered certificates, which will be on or about November 14, 2007.

      "CMSA" means the Commercial Mortgage Securities Association, an international trade organization for the commercial real estate capital markets.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "CONVERTIBLE RATE MORTGAGE LOAN" means the mortgage loans in the trust fund that provide for the conversion of a fixed mortgage interest rate into a floating mortgage interest rate.

      "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

      "CROSSED GROUP" means a group of related Crossed Loans.

      "CROSSED LOAN" means a mortgage loan in the trust fund that is cross-collateralized and cross-defaulted with one or more other mortgage loans in the trust fund.

      "DTC" means The Depository Trust Company.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

      "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear
System.

      "EXCLUDED PLAN" means any Plan with respect to which any member of the
Restricted Group is a "plan sponsor" within the meaning of section 3(16)(B) of
ERISA.

      "EXEMPTION" means, collectively, Prohibited Transaction Exemptions 90-29 and 2000-55, each as amended by Prohibited Transaction Exemptions 97-34,
2000-58, 2002-41 and 2007-5 (in each case, if issued after the subject Exemption was granted), and as may be amended from time to time, or any successor thereto, all as issued by the U.S. Department of Labor.

      "EXEMPTION-FAVORED PARTY" means any of--

      o     Merrill Lynch, Pierce, Fenner & Smith Incorporated;

      o     Countrywide Securities Corporation;

      o     any person directly or indirectly, through one or more
            intermediaries, controlling, controlled by or under common control with any entity referred to in the prior two bullets; and

      o     any member of the underwriting syndicate or selling group of which a person described in the prior three bullets is a manager or co-manager with respect to those mortgage pass-through certificates.

      "FARALLON PORTFOLIO A-NOTE NON-TRUST LOANS" means, individually or collectively, as the context may require, the promissory notes that--

      o     will not be assets of the issuing entity,

      o     consist of the notes specified under the columns "Fixed Rate Ten
            Year Note A", "Fixed Rate Seven Year Note A," "Fixed Rate Five Year
            Note A," and "Floating Rate A Note" in Table A

                                      S-265

            under the heading "Description of the Mortgage Pool--The Loan
            Combinations--The Farallon Portfolio Loan Combination" in this prospectus supplement, which are not highlighted therein with an asterisk as being part of the Farallon Portfolio Trust Mortgage
            Loan, which notes have an unpaid principal balance of $767,550,000 as of the cut-off date, and

      o     are secured by the same mortgage encumbering the Farallon Portfolio
            Mortgaged Real Property as are the Farallon Portfolio B-Note Trust
            Mortgage Loans, the Farallon Portfolio B-Note Non-Trust Mortgage
            Loans and the Farallon Portfolio A-Note Trust Mortgage Loans.

      "FARALLON PORTFOLIO A-NOTE TRUST MORTGAGE LOANS" means each mortgage loan that--

      o     will be an asset of the issuing entity,

      o     consist of the notes specified under the columns "Fixed Rate Ten
            Year Note A" in Table A under the heading "Description of the
            Mortgage Pool--The Loan Combinations--The Farallon Portfolio Loan
            Combination" in this prospectus supplement, which are highlighted therein with an asterisk as being part of the Farallon Portfolio
            Trust Mortgage Loan, which notes have an unpaid principal balance of
            $232,450,000 as of the cut-off date, and

      o     are secured by the same mortgage encumbering the Farallon Portfolio
            Mortgaged Real Property as are the Farallon Portfolio A-Note
            Non-Trust Mortgage Loans, the Farallon Portfolio B-Note Trust
            Mortgage Loans and the Farallon Portfolio B-Note Non-Trust Mortgage
            Loans.

      "FARALLON PORTFOLIO B-NOTE NON-TRUST MORTGAGE LOANS" means the loans that--

      o     will not be an asset of the issuing entity,

      o     consist of the notes specified under the columns "Fixed Rate Ten
            Year Note B", Fixed Rate Five Year Note B" and "Fixed Rate Seven
            Year Note B" in Table A under the heading "Description of the
            Mortgage Pool--The Loan Combinations--The Farallon Portfolio Loan
            Combination" in this prospectus supplement, which are not
            highlighted therein with an asterisk as being part of the Farallon
            Portfolio Trust Mortgage Loan, which notes have an unpaid principal balance of $307,950,000 as of the cut-off date, and

      o     are secured by the same mortgage encumbering the Farallon Portfolio
            Mortgaged Real Property as are the Farallon Portfolio A-Note Trust
            Mortgage Loans, the Farallon Portfolio A-Note Non-Trust Mortgage
            Loan and the Farallon Portfolio B-Note Trust Mortgage Loans.

      "FARALLON PORTFOLIO B-NOTE TRUST MORTGAGE LOANS" means the loans that--

      o     will be an asset of the issuing entity,

      o     consist of the notes specified under the columns "Fixed Rate Ten
            Year Note B" in Table A under the heading "Description of the
            Mortgage Pool--The Loan Combinations--The Farallon Portfolio Loan
            Combination" in this prospectus supplement, which are highlighted therein with an asterisk as being part of the Farallon Portfolio
            Trust Mortgage Loan, which notes have an unpaid principal balance of
            $267,550,000 as of the cut-off date, and

      o     are secured by the same mortgage encumbering the Farallon Portfolio
            Mortgaged Real Property as are the Farallon Portfolio A-Note
            Non-Trust Mortgage Loans, the Farallon Portfolio A-Note Trust
            Mortgage Loans and the Farallon Portfolio B-Note Non-Trust Mortgage
            Loans.

                                      S-266

      "FARALLON PORTFOLIO BORROWER" means the borrower under the Farallon
Portfolio Loan Combination.

      "FARALLON PORTFOLIO CONTROL RIGHTS" means the rights, and limitations on liability, of the Farallon Portfolio Controlling Party set forth under the heading "Description of the Mortgage Pool--The Loan Combinations--The Farallon
Portfolio Loan Combination--Control Rights" in this prospectus supplement.

      "FARALLON PORTFOLIO CONTROLLING PARTY" means, (i) during the Farallon
Portfolio Interim Period, the Farallon Portfolio Interim Controlling Party and
(ii) during the Farallon Portfolio Directing Securitization Period, the Farallon
Portfolio Directing Controlling Party.

      "FARALLON PORTFOLIO DIRECTING CONTROLLING PARTY" means the controlling class of the ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage
Pass-Through Certificates, Series 2007-9.

      "FARALLON PORTFOLIO DIRECTING POOLING AGREEMENT" means the pooling and servicing agreement, trust and servicing agreement or similar agreement for the
Farallon Portfolio Directing Securitization.

      "FARALLON PORTFOLIO DIRECTING SECURITIZATION" means the ML-CFC Series
2007-9 securitization transaction.

      "FARALLON PORTFOLIO DIRECTING SECURITIZATION PERIOD" means the period of time commencing on the date of the Farallon Portfolio Directing Securitization and thereafter.

      "FARALLON PORTFOLIO INTERIM CONTROLLING PARTY" means the holder or holders
(and their respective successors and assigns) of all or any portion of the
Farallon Portfolio A-Note Non-Trust Mortgage Loans other than the portion thereof that is represented by the floating rate A note, designated by MLML. The initial Farallon Portfolio Interim Controlling Party shall be MLML.

      "FARALLON PORTFOLIO INTERIM PERIOD" means the period of time commencing on the date of the securitization of the Farallon Portfolio Non-Trust Mortgage Loan
and ending on the date of the Farallon Portfolio Directing Securitization.

      "FARALLON PORTFOLIO INTERCREDITOR AGREEMENT" means the intercreditor and servicing agreement by and between the holders of the Farallon Portfolio Trust
Mortgage Loan and the Farallon Portfolio Non-Trust Mortgage Loan. Following the
inclusion of the Farallon Portfolio Trust Mortgage Loan in the issuing entity, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the Farallon Portfolio Intercreditor Agreement.

      "FARALLON PORTFOLIO LOAN COMBINATION" means, collectively, the Farallon
Portfolio Trust Mortgage Loan and the Farallon Portfolio Non-Trust Mortgage
Loan.

      "FARALLON PORTFOLIO MORTGAGED REAL PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Farallon
Portfolio.

      "FARALLON PORTFOLIO NON-TRUST MORTGAGE LOAN" means, collectively, the
Farallon Portfolio A-Note Non-Trust Mortgage Loans and the Farallon Portfolio
B-Note Non-Trust Mortgage Loans, and each such loan, individually, a "Farallon
Portfolio Non-Trust Mortgage Loan."

      "FARALLON PORTFOLIO TRUST MORTGAGE LOAN" means, collectively, the Farallon
Portfolio A-Note Trust Mortgage Loans and the Farallon Portfolio B-Note Trust
Loans.

      "FARALLON PORTFOLIO REO PROPERTY" means the Farallon Portfolio Mortgaged
Real Property if it has been acquired by the ML-CFC Series 2007-8 trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the
Farallon Portfolio Loan Combination.

                                      S-267

      "FITCH" means Fitch, Inc.

      "IRS" means the Internal Revenue Service.

      "LASALLE" means LaSalle Bank National Association or its successor in interest.

      "LNR LOAN SELLERS" means collectively, LNR Capital Services, Inc., LNR
Carson Holdings, LLC and LNR Securities Holdings LLC.

      "LOAN COMBINATION" means any of the Farallon Portfolio Loan Combination, the Wilson Farms Plaza Loan Combination or the Mezz-Cap A/B Loan Combination.

      "LOAN COMBINATION CONTROLLING PARTY" has the meaning assigned to that term under "Servicing of the Mortgage Loans Under the ML-CFC Series 2007-9 Pooling
and Servicing Agreement--The Controlling Class Representative and the Loan
Combination Controlling Parties" in this prospectus supplement.

      "LOAN COMBINATION INTERCREDITOR AGREEMENT" means, with respect to each
Loan Combination, the related co-lender or intercreditor agreement.

      "LOAN GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 1.

      "LOAN GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 2.

      "MEZZ CAP A/B INTERCREDITOR AGREEMENT" means the Intercreditor Agreement
Among Noteholders, by and between the holders of the 6219 El Camino Real Trust
Mortgage Loan and the 6219 El Camino Real B-Note Non-Trust Loan.

      "MEZZ CAP A/B LOAN COMBINATION" means the 6219 El Camino Real Trust
Mortgage Loan and the 6219 El Camino Real B-Note Non-Trust Loan.

      "MEZZ CAP A/B MATERIAL DEFAULT" means, with respect to the Mezz Cap A/B
Loan Combination, one of the following events: (a) either of the related A-Note
Trust Mortgage Loan or B-Note Non-Trust Loan has been accelerated; (b) a continuing monetary default; or (c) a bankruptcy action has been filed by or against the related borrower.

      "MIDLAND" means Midland Loan Services, Inc. or its successor in interest.

      "ML-CFC SERIES 2007-8 MASTER SERVICER" means KeyCorp Real Estate Capital
Markets, Inc., as master servicer of the ML-CFC Series 2007-8 Securitization for the Farallon Portfolio Loan Combination, who is responsible for the servicing and administration of the Farallon Portfolio Loan Combination under the ML-CFC
Series 2007-8 Pooling and Servicing Agreement, or any successor master servicer thereto.

      "ML-CFC SERIES 2007-8 POOLING AND SERVICING AGREEMENT" means that certain pooling and servicing agreement, dated as of August 1, 2007, among the ML-CFC
Series 2007-8 Master Servicer, the ML-CFC Series 2007-8 Special Servicer and the
ML-CFC Series 2007-8 Trustee and certain other parties, relating to the ML-CFC
Series 2007-8 Securitization.

      "ML-CFC SERIES 2007-8 SECURITIZATION" means the ML-CFC Commercial Mortgage
Trust 2007-8 commercial mortgage securitization, which holds a Farallon
Portfolio Non-Trust Mortgage Loan.

                                      S-268

      "ML-CFC SERIES 2007-8 SPECIAL SERVICER" means Midland Loan Services, Inc., as special servicer of the ML-CFC Series 2007-8 Securitization, who is responsible for the servicing and administration of the Farallon Portfolio Loan
Combination to the extent it becomes a specially serviced mortgage loan under the ML-CFC Series 2007-8 Pooling and Servicing Agreement, or any successor special servicer thereto.

      "ML-CFC SERIES 2007-8 TRUSTEE" means LaSalle Bank National Association, as trustee of the ML-CFC Series 2007-8 Securitization or any successor trustee thereto.

      "MLML" means Merrill Lynch Mortgage Lending, Inc.

      "MODELING ASSUMPTIONS" means, collectively, the following assumptions regarding the certificates and the mortgage loans in, or to be included in, the trust fund:

      o     the mortgage loans have the characteristics set forth on Annex A-1, and the initial mortgage pool balance is approximately
            $2,809,835,146; and the mortgage loans are allocated to loan group 1 and loan group 2 as described in this prospectus supplement;

      o     the initial total principal balance or notional amount, as the case may be, of each class of certificates is as described in this prospectus supplement;

      o     the pass-through rate for each class of certificates is as described in this prospectus supplement;

      o     there are no delinquencies or losses with respect to the mortgage loans;

      o     there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the mortgage loans;

      o     there are no Appraisal Reduction Amounts with respect to the mortgage loans;

      o     there are no casualties or condemnations affecting the corresponding mortgaged real properties;

      o     each of the mortgage loans provides monthly debt service payments to be due on the first day of each month, and accrues interest on the basis described in this prospectus supplement, which is any of an
            Actual/360 Basis or a 30/360 Basis;

      o     all prepayments on the mortgage loans are assumed to be accompanied by a full month's interest;

      o     there are no breaches of our representations and warranties regarding the mortgage loans;

      o     no voluntary or involuntary prepayments are received as to any mortgage loan during that mortgage loan's lockout period, yield maintenance period or defeasance period, in each case if any;

      o     except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the mortgage loans at the indicated CPRs set forth in the subject tables, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

      o     each Convertible Rate Mortgage Loan is paid in full on the first payment date when no prepayment charge is due;

      o     no person or entity entitled thereto exercises its right of optional termination described in this prospectus supplement under
            "Description of the Offered Certificates--Termination;"

                                      S-269

      o     no mortgage loan is required to be repurchased by any mortgage loan seller;

      o     the mortgage loans that permit either voluntary prepayment with prepayment consideration (i.e., a prepayment premium or yield maintenance) or defeasance have been assumed to be mortgage loans providing for voluntary prepayment with prepayment consideration in the form of yield maintenance or a prepayment premium, as
            applicable;

      o     the borrower under the 500 Carson Street Town Center Mortgage Loan does not exercise its option to defease that mortgage loan prior to the second anniversary of the Closing Date;

      o     no earnouts, holdbacks or reserves are used to pay down the mortgage loans;

      o     no prepayment premiums or yield maintenance charges are collected;

      o     there are no Additional Trust Fund Expenses;

      o     payments on the offered certificates are made on the 12th day of each month, commencing in December 2007; and

      o     the offered certificates are settled on November 14, 2007.

      "MOODY'S" means Moody's Investors Service, Inc.

      "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of--

      o     the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, over

      o     the total payments made by the master servicers to cover those
            Prepayment Interest Shortfalls.

      "NET MORTGAGE RATE" means with respect to any mortgage loan, in general, a per annum rate equal to the related mortgage interest rate in effect from time to time (excluding, if applicable, the per annum rate at which any related
Additional Interest on a Convertible Rate Mortgage Loan, or any related 500
Carson Town Center Deferred Interest on the 500 Carson Town Center Mortgage
Loan, is calculated from time to time), minus the sum of (a) the applicable master servicing fee rate under the pooling and servicing agreement (which includes the rate at which any primary servicing fees accrue), (b) and the per annum rate at which the monthly trust administration fee is calculated and (c)
in the case of the Farallon Portfolio Trust Mortgage Loan, the per annum rate at which the related servicing fee under the ML-CFC Series 2007-8 Pooling and
Servicing Agreement is calculated; provided, however, that, for purposes of calculating the Weighted Average Net Mortgage Rate, and the respective pass-through rates for certain classes of the non-fixed rate interest-bearing certificates, from time to time--

      o     the Net Mortgage Rate for the subject mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan, or any other change in the related mortgage interest rate, subsequent to the date of issuance of the certificates; and

      o     if any mortgage loan does not accrue interest on a 30/360 Basis, then the Net Mortgage Rate of such mortgage loan for any one-month period preceding a related due date will be the annualized rate at which interest would have to accrue in respect of such loan on a
            30/360 Basis in order to produce, in general, the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related mortgage interest rate (excluding, if applicable, the per annum rate at which any related Additional
            Interest on a Convertible Rate Mortgage Loan, or

                                      S-270

            any related 500 Carson Town Center Deferred Interest on the 500
            Carson Town Center Mortgage Loan, is calculated from time to time, and net of the aggregate per annum rate at which the related master servicing fee and the trust administration fee are calculated under the pooling and servicing agreement and, in the case of the Farallon
            Portfolio Trust Mortgage Loan, the per annum rate at which the related servicing fee under the ML-CFC Series 2007-8 Pooling and
            Servicing Agreement is calculated), except that, with respect to any such mortgage loan, the Net Mortgage Rate for the one-month period
            (a) prior to the respective due dates in January and February in any year which is not a leap year or in February in any year which is a leap year will be determined so as to produce an aggregate amount of interest that excludes any related interest reserve amount transferred to the certificate administrator's interest reserve account in respect of that one-month period and (b) prior to the due date in March will be determined so as to produce an aggregate amount of interest that includes the related interest reserve amount(s) retained in the certificate administrator's interest reserve account for the respective one-month periods prior to the due dates in January and February in any year which is not a leap year or the one-month period prior to the due date in February in any year which is a leap year.

      As of the cut-off date (without regard to the adjustment described in the proviso to the prior sentence), the Net Mortgage Rates for the mortgage loans ranged from 5.52611% per annum to 9.77911% per annum. See "Servicing of the
Mortgage Loans Under the ML-CFC Series 2007-9 Pooling and Servicing
Agreement--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

      "NONRECOVERABLE ADVANCE" means any Advance previously made or proposed to be made, or any Workout-Delayed Reimbursement Amount previously made, with respect to any mortgage loan or REO Property that is determined, in accordance with the pooling and servicing agreement, not to be ultimately recoverable, together with interest accrued on that Advance, from payments or other collections on or with respect to that mortgage loan or REO Property and, in the case of an A-Note Trust Mortgage Loan with respect to a servicing advance, on or with respect to the related Loan Combination.

      "NON-TRUST LOAN" means the Farallon Portfolio Non-Trust Mortgage Loan or a
B-Note Non-Trust Loan.

      "NON-TRUST LOAN NOTEHOLDER" means the holder of a Non-Trust Loan.

      "P&I" means principal and/or interest payments, excluding balloon payments, required to be paid in respect of a mortgage loan in accordance with the schedule for repayment provided for by that mortgage loan.

      "PARTY IN INTEREST" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of section 4975(e)(2) of the Code.

      "PENALTY INTEREST" means any interest, other than late payment charges, prepayment premiums or yield maintenance charges, that--

      o     accrues on a defaulted mortgage loan solely by reason of the subject default; and

      o     is in excess of all interest at the related mortgage interest rate.

      "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan, any and all of the following in, or to be included in, the trust fund:

      o     the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                                      S-271

      o     covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or a marked-up commitment binding upon the title insurer;

      o     exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or marked-up commitment binding upon the title insurer;

      o     other matters to which like properties are commonly subject;

      o     the rights of tenants, as tenants only, under leases and subleases, pertaining to the related mortgaged real property;

      o     if the related mortgage loan is cross-collateralized with any other mortgage loan within the mortgage pool, the lien of the mortgage for the other mortgage loan(s) contained in the same group of
            cross-collateralized loans; and

      o     if the related mortgaged real property consists of one or more units in a condominium, the related condominium declaration,

none of which, as represented by the related mortgage loan seller in the related mortgage loan purchase agreement (subject to any exceptions set forth in that agreement), materially interferes with the security intended to be provided by the related mortgage, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan.

      "PERMITTED INVESTMENTS" means U.S. government securities and other investment grade obligations, including:

      o     direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

      o     repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are investment grade rated;

      o     federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are investment grade rated;

      o     commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper is investment grade rated;

      o     money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization; and

                                      S-272

      o     any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity. In addition, "Permitted
Investments" (i) must exclude any security with S&P's "r" symbol attached to the rating, as well as any security of the type commonly known as "strips;" and (ii)
must be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change. All investments must mature or be redeemable upon the option of the holder thereof on or prior to the business day preceding the day before the date such amounts are required to be applied under the pooling and servicing agreement.

      "PLAN" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA or section 4975 of the Code.

      "PREPAYMENT INTEREST EXCESS" means, with respect to any full or partial prepayment of a mortgage loan made by the related borrower during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period following that due date, less the amount of related master servicing fees payable from that interest collection, and exclusive of any Penalty Interest and/or Additional Interest included in that interest collection.

      "PREPAYMENT INTEREST SHORTFALL" means, with respect to any full or partial prepayment of a mortgage loan voluntarily made by the related borrower during any collection period prior to the due date for that loan, the amount of any uncollected interest, without regard to any prepayment premium or yield maintenance charge actually collected, that would have accrued on that prepayment to, but not including, that due date at a rate per annum equal to the sum of the related Net Mortgage Rate for such mortgage loan and the trust administration fee rate (net of any Penalty Interest and Additional Interest, if
applicable).

      "PRIMARY COLLATERAL" means the mortgaged real property directly securing a
Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of that Crossed Loan with other related Crossed Loans.

      "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to each distribution date, the aggregate of the following (without duplication):

      (a)   the aggregate of the principal portions of all monthly debt service payments (other than balloon payments) due or deemed due on or in respect of the mortgage loans (including mortgage loans as to which the related mortgaged real properties have become REO Properties)
            for their respective due dates occurring during the related collection period, to the extent paid by the related borrower during or prior to, or otherwise received during, the related collection period or advanced (including with respect to the Farallon Portfolio
            Trust Mortgage Loan) by either master servicer or the trustee, as applicable, for such distribution date;

      (b)   the aggregate of all principal prepayments received on the mortgage loans during the related collection period;

      (c)   with respect to any mortgage loan as to which the related stated
            maturity date occurred during or prior to the related collection period, any payment of principal (other than a principal prepayment)
            made by or on behalf of the related borrower during the related collection period (including any balloon payment), net of any portion of such payment that represents a recovery of

                                      S-273

            the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal Distribution
            Amount for such distribution date or any prior distribution date pursuant to clause (a) above;

      (d)   the aggregate of the principal portion of all liquidation proceeds, sale proceeds, insurance proceeds, condemnation proceeds and, to the extent not otherwise included in clause (a), (b) or (c) above, payments and revenues that were received on or in respect of the mortgage loans and REO Properties during the related collection period and that were identified and applied by the applicable master servicer and/or the special servicer as recoveries of principal of the mortgage loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the
            Principal Distribution Amount for such distribution date or any prior distribution date pursuant to clause (a) above; and

      (e)   if such distribution date is subsequent to the initial distribution date, the excess, if any, of the Principal Distribution Amount for the immediately preceding distribution date, over the aggregate distributions of principal made on the principal balance
            certificates on such immediately preceding distribution date;

provided that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Workout-Delayed
Reimbursement Amounts in respect of any particular mortgage loan that are reimbursed from principal collections on the mortgage pool during the related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs);
and provided, further, that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any
Nonrecoverable Advances in respect of any particular mortgage loan (and advance interest thereon) that are reimbursed from principal collections on the mortgage pool during related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected
(notwithstanding the nonrecoverability determination) on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs).

      If the reimbursement of any Workout-Delayed Reimbursement Amount or
Nonrecoverable Advance (and accompanying interest) results in a reduction in the
Principal Distribution Amount for any distribution date, as contemplated by the provisos to the prior sentence, then that reduction shall, to the fullest extent permitted, be applied to the portion of the Principal Distribution Amount attributable to the loan group that includes the related mortgage loan before affecting the portion of the Principal Distribution Amount attributable to the other loan group. Any additions to the Principal Distribution Amount for any distribution date, as contemplated by the provisos to the first sentence of this definition, will be allocated between the respective portions of the Principal
Distribution Amount allocable to the two loan groups to offset the earlier corresponding reductions, generally in the reverse order in which the reductions were made.

      The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

      The Principal Distribution Amount will not include any payments or other collections of principal on the Non-Trust Loans.

                                      S-274

      "REALIZED LOSSES" mean losses arising from the inability to collect all amounts due and owing under any defaulted mortgage loan, including by reason of the fraud or bankruptcy of the borrower, modifications, bankruptcy or a casualty of any nature at the related mortgaged real property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated mortgage loan (or related REO Property) is an amount generally equal to the excess, if any, of (a)
the outstanding principal balance of such mortgage loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon to but not including the due date in the collection period in which the liquidation occurred (exclusive of any Penalty Interest, Additional Interest, prepayment premiums or yield maintenance charges in respect of such mortgage loan) and (ii)
related servicing expenses and servicing advances (together with interest accrued thereon), and related Unliquidated Advances in respect of servicing advances, in any event not reimbursed from collections on the subject mortgage loan (or related REO Property), over (b) the aggregate amount of liquidation proceeds, if any, recovered in connection with such liquidation (net of any portion of such liquidation proceeds that is payable or reimbursable in respect of the related liquidation and other servicing expenses and, in the case of an
A-Note Trust Mortgage Loan, net of any portion of such liquidation proceeds payable to the holder of the related B-Note Non-Trust Loan. If any portion of the debt due under a mortgage loan (other than Additional Interest and Penalty
Interest) is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a Realized Loss. Any reimbursement of Advances determined to be nonrecoverable from collections on the related mortgage loan
(and interest on such Advances) that are made from collections of principal that would otherwise be included in the Principal Distribution Amount, will be
Realized Losses.

      "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and sections 860A through 860G of the Code.

      "REO PROPERTY" means any mortgaged real property that is acquired by the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding mortgage loan.

      "RESTRICTED GROUP" means, collectively--

      1.    the trustee;

      2.    the Exemption-Favored Parties;

      3.    us;

      4.    the master servicers;

      5.    the special servicer;

      6.    any party responsible for servicing the Farallon Portfolio Loan
            Combination;

      7.    any sub-servicers;

      8.    the mortgage loan sellers;

      9.    each borrower, if any, with respect to mortgage loans constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates; and

      10.   any and all affiliates of any of the aforementioned persons.

                                      S-275

      "RESTRICTED SERVICER REPORTS" means collectively, to the extent not filed with the Securities and Exchange Commission, the CMSA servicer watchlist, the
CMSA operating statement analysis report, the CMSA NOI adjustment worksheet, the
CMSA financial file, the CMSA comparative financial status report, the CMSA loan level reserve/LOC report and the CMSA reconciliation of funds report.

      "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

      "SERVICING STANDARD" means, with respect to each master servicer or the special servicer, the obligation to service and administer the mortgage loans for which that party is responsible under the pooling and servicing agreement:

      o     in the same manner in which, and with the same care, skill, prudence and diligence with which, each master servicer or the special servicer, as the case may be, generally services and administers similar mortgage loans that either are part of other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing mortgage loans for third parties, or are held as part of its own portfolio, whichever standard is higher;

      o     with a view to (i) the timely recovery of all scheduled payments of principal and interest under the mortgage loans, (ii) in the case of the special servicer, if a mortgage loan comes into and continues in default, the maximization of the recovery on that mortgage loan to the certificateholders and, in the case of a Loan Combination, the holder of the related Non-Trust Loan, all taken as a collective whole, on a net present value basis (the relevant discounting of the anticipated collections to be performed at the related mortgage interest rate), and (iii) the best interests (as determined by the applicable master servicer or the special servicer, as the case may be, in its reasonable judgment) of the holders of the certificates and the trust fund and, in the case of a Loan Combination, the holder(s) of the related Non-Trust Loan(s), taking into account, in the case of an A/B Loan Combination, to the extent consistent with the related Loan Combination Intercreditor Agreement, the
            subordinate nature of the related B-Note Non-Trust Loan; and

      o     without regard to--

            1.    any relationship that each master servicer or the special
                  servicer, as the case may be, or any of its affiliates may have with any of the borrowers (or any affiliate thereof), us, any mortgage loan seller or any other party to the
                  transaction;

            2.    the ownership of any certificate or interest in any mezzanine loan or Non-Trust Loan by each master servicer or the special servicer, as the case may be, or by any of its affiliates;

            3.    the obligation of each master servicer or the special
                  servicer, as the case may be, to make Advances;

            4.    the right of each master servicer or the special servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the pooling and servicing
                  agreement;

            5.    the ownership, servicing or management by each master servicer or the special servicer, as the case may be, or any of its affiliates of any other loans or real properties not included in or securing, as the case may be, the mortgage pool;

            6.    any obligation of each master servicer or any of its
                  affiliates to repurchase or substitute a mortgage loan as a mortgage loan seller;

                                      S-276

            7.    any obligation of each master servicer or any of its
                  affiliates to cure a breach of representation and warranty with respect to any mortgage loan; and

            8.    any debt each master servicer or the special servicer, as the case may be, or any of its affiliates, has extended to any of the borrowers or any affiliate thereof.

      The servicing standard under the ML-CFC Series 2007-8 Pooling and
Servicing Agreement, the agreement under which the Farallon Portfolio Trust
Mortgage Loan is being serviced, is generally similar but not identical to the foregoing.

      "SERVICING TRANSFER EVENT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any of the following events:

      1.    the related borrower fails to make when due any monthly debt service payment, including a balloon payment, and the failure continues unremedied--

            (a)   except in the case of a balloon payment, for 60 days; or

            (b)   solely in the case of a delinquent balloon payment, for one day;

      2.    the applicable master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing
            Standard) that a default in the making of a monthly debt service payment, including a balloon payment, is likely to occur and is likely to remain unremedied for at least 60 days;

      3.    the applicable master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing
            Standard) that a non-payment default (other than an Acceptable
            Insurance Default) has occurred under the mortgage loan that may materially impair the value of the corresponding mortgaged real property as security for the mortgage loan and the default continues unremedied beyond the applicable cure period under the terms of the mortgage loan or, if no cure period is specified, for 60 days, provided that a default that gives rise to an acceleration right without any cure period shall be deemed to have a cure period equal to zero;

      4.    various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

      5.    the applicable master servicer or special servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the corresponding mortgaged real property.

      A Servicing Transfer Event will cease to exist, if and when:

      o     with respect to the circumstances described in clause 1. of this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer;

      o     with respect to the circumstances described in clauses 2. and 4. of this definition, those circumstances cease to exist in the reasonable judgment of the special servicer (exercised in accordance with the Servicing Standard), but, with respect to any bankruptcy or insolvency

                                      S-277

            proceedings contemplated by clause 4., no later than the entry of an order or decree dismissing the proceeding;

      o     with respect to the circumstances described in clause 3. of this definition, the default is cured in the judgment of the special servicer; and

      o     with respect to the circumstances described in clause 5. of this definition, the proceedings are terminated;

so long as at that time no other circumstance identified in clauses 1. through
5. of this definition continues to exist.

      If a Servicing Transfer Event exists with respect to the mortgage loan in a Loan Combination that will be included in the trust or any other loan in the related Loan Combination, it will also be considered to exist for each other mortgage loan in the subject Loan Combination; provided that, if the holder of a
B-Note Non-Trust Loan prevents the occurrence of a Servicing Transfer Event with respect to the related A-Note Trust Mortgage Loan through the exercise of cure rights as set forth in the related Loan Combination Intercreditor Agreement, then the existence of such Servicing Transfer Event with respect to that B-Note
Non-Trust Loan will not, in and of itself, result in the existence of a
Servicing Transfer Event with respect to the related A-Note Trust Mortgage Loan or cause the servicing of the related Loan Combination to be transferred to the special servicer, unless a separate Servicing Transfer Event has occurred with respect thereto.

      "STATED PRINCIPAL BALANCE" means, for each mortgage loan, an amount that:

      o     will initially equal its cut-off date principal balance (or, in the case of a replacement mortgage loan, its principal balance as of the date of substitution); and

      o     will be permanently reduced on each distribution date, to not less than zero, by--

            1.    all payments and other collections of principal, if any, with respect to that mortgage loan that are included as part of the
                  Principal Distribution Amount for such distribution date
                  pursuant to clause (a), clause (b), clause (c) and/or clause
                  (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary;

            2.    any amount of reduction in the outstanding principal balance of any mortgage loan resulting from a deficient valuation that occurred during the related collection period; and

            3.    any other related Realized Losses incurred during the related collection period that represents a loss of principal with respect to that mortgage loan.

      With respect to each mortgage loan relating to, and deemed to remain outstanding with respect to, an REO Property, the "Stated Principal Balance"
will be an amount equal to the Stated Principal Balance of that mortgage loan as of the date of the acquisition of the related REO Property, permanently reduced on each subsequent distribution date, to not less than zero, by:

      o     all amounts, if any, collected with respect to the related REO
            Property that are allocable as principal of the subject mortgage loan and that are included as part of the Principal Distribution
            Amount for such distribution date pursuant to clause (a), clause
            (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary; and

                                      S-278

      o     any related Realized Loss incurred during the related collection period that represents a loss of principal with respect to the subject mortgage loan.

      "UNLIQUIDATED ADVANCE" means, with respect to any mortgage loan, any
Advance made by a party to the pooling and servicing agreement that:

      o     is not a Nonrecoverable Advance;

      o     has been reimbursed to the party that made the Advance as a
            Workout-Delayed Reimbursement Amount out of principal collections on other mortgage loans; and

      o     was originally made with respect to an item that has not been subsequently recovered out of collections on or proceeds of the subject mortgage loan or any related REO Property.

      "UNRESTRICTED SERVICER REPORTS" means collectively, the CMSA delinquent loan status report, CMSA historical loan modification and corrected mortgage loan report, CMSA REO status report, CMSA advance recovery report and, if and to the extent filed with the Securities and Exchange Commission, such reports and files as would, but for such filing, constitute Restricted Servicer Reports.

      "WEIGHTED AVERAGE NET MORTGAGE RATE" means, for any distribution date, the weighted average of the applicable Net Mortgage Rates for all the mortgage loans, weighted on the basis of their respective Stated Principal Balances immediately following the preceding distribution date.

      "WILSON FARMS PLAZA B-NOTE NON-TRUST MORTGAGE LOAN" has the meaning given such term under the "Description of the Mortgage Pool--The Loan
Combinations--The Wilson Farms Plaza Loan Combination" in this prospectus supplement.

      "WILSON FARMS PLAZA CONTROLLING PARTY" means, with respect to the Wilson
Farms Plaza Loan Combination,

      o     the holder of more than 50% of the principal balance of the Wilson
            Farms Plaza B-Note Non-Trust Mortgage Loan (excluding any principal balance held by the related borrower or certain borrower related parties), but only if and for so long as it has an unpaid principal balance, net of the portion of any Appraisal Reduction Amount with respect to the Wilson Farms Plaza Loan Combination allocable to the
            Wilson Farms Plaza B-Note Non-Trust Mortgage Loan, equal to or greater than 25% of its unpaid principal balance (without taking into account any Appraisal Reduction Amount); or

      o     if the unpaid principal balance of the Wilson Farms Plaza B-Note
            Non-Trust Mortgage Loan, net of the portion of any Appraisal
            Reduction Amount with respect to the Wilson Farms Plaza Loan
            Combination allocable to the Wilson Farms Plaza B-Note Non-Trust
            Mortgage Loan, is less than 25% of its unpaid principal balance
            (without taking into account any Appraisal Reduction Amount), the controlling class representative.

      "WILSON FARMS PLAZA INTERCREDITOR AGREEMENT" means the intercreditor agreement related to the Wilson Farms Plaza Loan Combination.

      "WILSON FARMS PLAZA LOAN COMBINATION" has the meaning given such term under "Description of the Mortgage Pool--The Loan Combinations--The Wilson Farms
Plaza Loan Combination" in this prospectus supplement.

                                      S-279

      "WILSON FARMS PLAZA TRUST MORTGAGE LOAN" has the meaning given such term under "Description of the Mortgage Pool--The Loan Combinations--The Wilson Farms
Plaza Loan Combination" in this prospectus supplement.

      "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" means, with respect to any mortgage loan that had been subject to special servicing and has subsequently been returned to performing status (including as a result of a modification of its terms), any Advance made with respect to that mortgage loan as of a date coinciding with or, depending on the circumstances, shortly before the date on which that mortgage loan stopped being specially serviced, together with interest on that Advance, to the extent that (a) such Advance is not reimbursed to the party that made it as of the date that the subject mortgage loan stopped being specially serviced and (b) the amount of such Advance becomes an obligation of the related borrower to pay such amount under the terms of the modified loan documents.

TERMS USED IN ANNEXES A-1 AND A-2

      The following defined terms and descriptions of certain underwriting matters are used in Annexes A-1 and A-2:

      (i)     References to "UW DSCR (x)" and "DSCR" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the mortgage loan) to
(b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt.
The UW DSCR (x) for any mortgage loan is the ratio of "UW Net Cash Flow"
produced by the related mortgaged real property to the annualized amount of debt service that will be payable under that mortgage loan and, in the case of the
Farallon Portfolio Trust Mortgage Loan, the related Non-Trust Loans commencing after the origination date; provided, however, for purposes of calculating the
UW DSCR (x) provided in this prospectus supplement with respect to 122 mortgage loans, representing approximately 46.6% of the initial mortgage pool balance, where periodic payments are interest-only for a certain amount of time after origination, after which period each mortgage loan amortizes principal for its remaining term, the debt service used is the annualized amount of debt service that will be payable under the mortgage loan and, in the case of the Farallon
Portfolio Trust Mortgage Loan, if applicable, the related Non-Trust Loans commencing after the amortization period begins; and provided, further, that for purposes of calculating the UW DSCR(x) provided in this prospectus supplement with respect to 29 mortgage loans, representing approximately 35.4% of the initial mortgage pool balance, where periodic payments are interest-only up to the related maturity date, the debt service used is the product of (a) the principal balance of the subject mortgage loan and, in the case of the Farallon
Portfolio Trust Mortgage Loan, the related Non-Trust Loans as of the cut-off date and (b) the annual mortgage rate as adjusted for the interest accrual method.

      As indicated in the footnotes to the table in the section captioned
"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information," the debt service coverage ratio for certain mortgage loans may have been calculated by taking into account a cash reserve, holdback amount and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See Annex A-1 to this prospectus supplement for more information regarding the debt service coverage ratios on the mortgage loans referred to in the foregoing sentence.

      (ii)    The "UW Net Cash Flow" or "UW NCF ($)" for a mortgaged real property is the "net cash flow" of such mortgaged real property as set forth in, or determined by the applicable mortgage loan seller on the basis of, mortgaged real property operating statements, generally unaudited, and certified rent rolls (as applicable) supplied by the related borrower in the case of multifamily, mixed use, retail, manufactured housing community, industrial, self storage and office properties (each, a "Rental Property"). In general, the mortgage loan sellers

                                      S-280

relied on either full-year operating statements, rolling 12-month operating statements and/or applicable year-to-date financial statements, if available, and on rent rolls for all Rental Properties that were current as of a date not earlier than six months prior to the respective date of origination in determining UW Net Cash Flow for the mortgaged real properties.

      In general, "net cash flow" is the revenue derived from the use and operation of a mortgaged real property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses
(such as insurance, real estate taxes and, if applicable, ground lease payments)
and replacement reserves and an allowance for vacancies and credit losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures.

      In determining the "revenue" component of UW Net Cash Flow for each Rental
Property, the applicable mortgage loan seller generally relied on the most recent rent roll supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of certain non-multifamily properties, space occupied by such anchor or single tenants or other large creditworthy tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective mortgage loan seller's underwriting standards. Where the actual or market vacancy was not less than 5.0%, the applicable mortgage loan seller determined revenue from rents by generally relying on the most recent rent roll supplied and the greater of (a) actual historical vacancy at the related mortgaged real property, (b) historical vacancy at comparable properties in the same market as the related mortgaged real property, and (c) 5.0%. In determining rental revenue for multifamily, self storage and manufactured housing community properties, the mortgage loan sellers generally either reviewed rental revenue shown on the certified rolling 12-month operating statements, the rolling three-month operating statements for multifamily properties or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other
Rental Properties, the mortgage loan sellers generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates)
of the leases shown thereon. In some cases, rental income was calculated based on future contractual rent steps or adjusted to market rental rates.

      In determining the "expense" component of UW Net Cash Flow for each mortgaged real property, the mortgage loan sellers generally relied on rolling
12-month operating statements and/or full-year or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b) property management fees were generally assumed to be 3.0% to 7.0% of effective gross revenue (except with respect to single tenant properties, where fees as low as 2.0% of effective gross receipts were assumed), (c) assumptions were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were assumed to include annual replacement reserves. In addition, in some instances, the mortgage loan sellers recharacterized as capital expenditures those items reported by borrowers as operating expenses
(thus increasing "net cash flow") where the mortgage loan sellers determined appropriate.

      The borrowers' financial information used to determine UW Net Cash Flow was in most cases borrower certified, but unaudited, and neither we nor the mortgage loan sellers verified their accuracy.

      The UW Net Cash Flow for each mortgaged real property is calculated on the basis of numerous assumptions and subjective judgments, which, if ultimately proven erroneous, could cause the actual operating income for such mortgaged real property to differ materially from the UW Net Cash Flow set forth herein.
Some assumptions and subjective judgments related to future events, conditions and circumstances, including future expense levels and the re-leasing of occupied space, will be affected by a variety of complex factors over which none of the issuing entity, the depositor, the mortgage loan sellers, the master servicers, the special servicer or the trustee have control. In some cases, the
UW Net Cash Flow for any mortgaged real property is higher, and may

                                      S-281

be materially higher, than the actual annual net cash flow for that mortgaged real property, based on historical operating statements. No guaranty can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by a mortgage loan seller in determining and presenting operating information. See "Risk Factors-- Assumptions Made in
Determining Underwritten Net Cash Flow May Not Accurately Represent Present
Financial Condition and are Not Predictive of Future Financial Performance" in
this prospectus supplement.

      (iii)   References to "Cut-off Date LTV %" or "LTV Ratio" are references to the ratio, expressed as a percentage, of the cut-off date principal balance of a mortgage loan and, in the case of the Farallon Portfolio Trust Mortgage
Loan, the related Non-Trust Loans to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers.

      As indicated in the footnotes to the table in the section captioned
"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information," the loan-to-value ratio for certain mortgage loans may have been calculated by taking into account a holdback amount and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See Annex A-1 to this prospectus supplement for more information regarding the loan-to-value ratios of the mortgage loans referred to in the preceding sentence.

      (iv)    References to "Maturity LTV %" or "Maturity Date LTV Ratio" are
references to the ratio, expressed as a percentage, of the expected balance of a balloon loan and, in the case of the Farallon Portfolio Trust Mortgage Loan, the related Non-Trust Loans at scheduled maturity (prior to the payment of any balloon payment or principal prepayments) to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers prior to the cut-off date.

      (v)     References to "Original Balance per Unit ($)" and "Cut-off Date
Balance per Unit ($)" are, for each mortgage loan secured by a lien on a multifamily property (including a manufactured housing community) or hospitality property, are references to the original principal balance and the cut-off date principal balance of such mortgage loan and, in the case of the Farallon
Portfolio Trust Mortgage Loan, the related Non-Trust Loans, respectively, divided by the number of dwelling units, pads, guest rooms or beds, respectively, that the related mortgaged real property comprises, and, for each mortgage loan secured by a lien on a retail, industrial/warehouse, self storage or office property, references to the cut-off date principal balance of such mortgage loan, respectively, divided by the net rentable square foot area of the related mortgaged real property.

      (vi)    References to "Year Built" are references to the year that a mortgaged real property was originally constructed or substantially renovated.
With respect to any mortgaged real property which was constructed in phases, the
"Year Built" refers to the year that the first phase was originally constructed.

      (vii)   References to "Admin. Fee %" for each mortgage loan represent the sum of (a) the master servicing fee rate (excluding the primary servicing fee rate) for such mortgage loan and (b) a specified percentage that may vary on a loan-by-loan basis, which percentage represents the trust administration fee rate, the primary servicer fee rate and, in some cases, a correspondent fee rate. The administrative fee rate for each mortgage loan is set forth on Annex
A-1 to this prospectus supplement.

      (viii)  References to "Rem. Term" represent, with respect to each mortgage loan, the number of months and/or payments remaining from the cut-off date to the stated maturity date of such mortgage loan.

      (ix)    References to "Rem. Amort." represent, with respect to each mortgage loan, the number of months and/or payments remaining from the later of the cut-off date and the end of any interest-only period, if any, to the month in which such mortgage loan would fully or substantially amortize in accordance with such loan's amortization schedule without regard to any balloon payment, if any, due on such mortgage loan.

                                      S-282

      (x)     References to "LO ()" represent, with respect to each mortgage loan, the period during which prepayments of principal are prohibited and no substitution of defeasance collateral is permitted. The number indicated in the parentheses indicates the number of monthly payment periods within such period
(calculated for each mortgage loan from the date of its origination). References to "O ()" represent the period for which (a) no prepayment premium or yield maintenance charge is assessed and (b) defeasance is no longer required.
References to "YM ()" represent the period for which a yield maintenance charge is assessed. The periods, if any, between consecutive due dates occurring prior to the maturity date of a mortgage loan during which the related borrower will have the right to prepay such mortgage loan without being required to pay a prepayment premium or a yield maintenance charge (each such period, an "Open
Period") with respect to all of the mortgage loans have been calculated as those
Open Periods occurring immediately prior to the maturity date of such mortgage loan as set forth in the related loan documents. References to "X%()"in the context of original prepayment provisions represent, with respect to each applicable mortgage loan, the percentage of the amount prepaid that the related borrower is required to pay as a prepayment premium and the period for which that prepayment premium is payable.

      (xi)    References to "Def ()" represent, with respect to each mortgage loan, the period during which the related borrower, in lieu of a principal prepayment, is permitted to pledge to such holder defeasance collateral to the holder of the mortgage.

      (xii)   References to "Occupancy %" are, with respect to any mortgaged real property, references as of the most recently available rent rolls to (a) in the case of multifamily properties and manufactured housing communities, the percentage of units rented, (b) in the case of office and retail properties, the percentage of the net rentable square footage rented, and (c) in the case of self storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented (depending on borrower reporting).

      (xiii)  References to "Upfront Capex Reserve ($)" are references to funded reserves escrowed for repairs, replacements and corrections of issues other than those outlined in the engineering reports. In certain cases, the funded reserves may also include reserves for ongoing repairs, replacements and corrections.

      (xiv)   References to "Upfront Engineering Reserve ($)" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

      (xv)    References to "Monthly Capex Reserve ($)"are references to funded reserves escrowed for ongoing items such as repairs and replacements. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

      (xvi)   References to "Upfront TI/LC Reserve ($)"are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

      (xvii)  References to "Monthly TI/LC Reserve ($)"are references to funded reserves, in addition to any escrows funded at loan closing for potential
TI/LCs, that require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

                                      S-283

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A-1

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                                      A-1-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX A-1

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

          LOAN
          GROUP
LOAN #   1 OR 2   ORIGINATOR(1)                     PROPERTY NAME                                     STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1         2     MLML           Farallon Portfolio                                    Various
1.001       2     MLML           Portside                                              14001 Beach Boulevard
1.002       2     MLML           Shadow Hills                                          8403 Millinockett Lane
1.003       2     MLML           CV-Jacksonville                                       10960 Beach Boulevard
1.004       2     MLML           Western Hills                                         13000 SW 5th Court
1.005       2     MLML           Siesta Lago                                           4750 Siesta Lago Drive
1.006       2     MLML           Hunter Ridge                                          696 Tara Road
1.007       2     MLML           Camelot                                               655 North Highway 89
1.008       2     MLML           Wikiup                                                6500 East 88th Avenue
1.009       2     MLML           Harmony Road                                          2500 East Harmony Road
1.010       2     MLML           Lamplighter Village                                   1661 Powder Springs Road
1.011       2     MLML           Chalet North                                          1800 Alpine Drive
1.012       2     MLML           Country Club Mobile Estates                           5100 South 1300 East
1.013       2     MLML           Shadowood                                             6359 Bells Ferry Road
1.014       2     MLML           Southwind Village                                     302 Fillmore Street
1.015       2     MLML           The Meadows                                           14470 East 13th Avenue
1.016       2     MLML           Landmark Village                                      225 Club Drive
1.017       2     MLML           Crescentwood Village                                  11352 South Crescentwood Drive
1.018       2     MLML           Stone Mountain                                        100 Castle Club Drive
1.019       2     MLML           Casual Estates                                        7330 Lands End Lane
1.020       2     MLML           Village North                                         1240 North Cowan Avenue
1.021       2     MLML           Windsor Mobile Estates                                2800 Hampton Park Drive
1.022       2     MLML           Riverdale (Colonial Coach)                            8000 Highway 85
1.023       2     MLML           Foxhall Village                                       5709 Buffaloe Road
1.024       2     MLML           New Twin Lakes                                        31 Regina Drive
1.025       2     MLML           Carnes Crossing                                       420 Pittsburg Landing
1.026       2     MLML           Saddlebrook                                           8401 East Saddlebrook Drive
1.027       2     MLML           Thornton Estates                                      3600 East 88th Avenue
1.028       2     MLML           Mountainside Estates                                  17190 Mount Vernon Road
1.029       2     MLML           Castlewood Estates                                    100 Plantation Hill Road
1.030       2     MLML           Green Spring Valley                                   1100 Greenvale Road
1.031       2     MLML           Villa West (UT)                                       8400 South 4000 West
1.032       2     MLML           Villa West (CO)                                       2700 C Street
1.033       2     MLML           Torrey Hills                                          5406 Torrey Road
1.034       2     MLML           Springdale Lake                                       5 Springdale Drive
1.035       2     MLML           Brookside Village - TX                                14900 Lasater Road
1.036       2     MLML           Columbia Heights                                      2515 Cumberland Road
1.037       2     MLML           Encantada                                             1000 Coyote Trail
1.038       2     MLML           Woodlands of Kennesaw                                 2880 Cobb Parkway North
1.039       2     MLML           Lakeview Estates                                      2600 North Hill Field
1.040       2     MLML           Oakwood Forest                                        4100 N US Highway 29
1.041       2     MLML           Broadmore                                             148 Broadmore
1.042       2     MLML           Oak Park Village (FL)                                 4000 Southwest 47th Street
1.043       2     MLML           Misty Winds                                           5902 Ayers Street
1.044       2     MLML           Evergreen Village - IA                                5309 Highway 75 North
1.045       2     MLML           Ortega Village                                        5515 118th Street
1.046       2     MLML           Riverside (UT)                                        1232 West Rock River Road
1.047       2     MLML           Easy Living                                           3323 Iowa Street
1.048       2     MLML           Southfork                                             4937 Stuart Road
1.049       2     MLML           Cloverleaf                                            4515 34th Street
1.050       2     MLML           Golden Valley                                         7631 Dallas Highway
1.051       2     MLML           Riverdale                                             5100 South 1050 West
1.052       2     MLML           Friendly Village - GA                                 9 Pinetree Road
1.053       2     MLML           Smoke Creek                                           4255 Smokecreek Parkway
1.054       2     MLML           Marion Village                                        700 35th Street
1.055       2     MLML           Valley View - Danboro                                 1081 Easton Road
1.056       2     MLML           Colonial Gardens                                      3000 Tuttle Creek Boulevard
1.057       2     MLML           Evergreen Village - UT                                2491 North Highway 89
1.058       2     MLML           Summit Oaks                                           6812 Randol Mill Road
1.059       2     MLML           Stoneybrook                                           435 North 35th Avenue
1.060       2     MLML           Pedaler's Pond                                        1960 Pedalers Pond Boulevard
1.061       2     MLML           Burntwood                                             3308 South East 89th Street
1.062       2     MLML           Country Club Crossing                                 1101 Hickory Boulevard
1.063       2     MLML           Sunset Vista                                          8460 West Sunset Hills Drive
1.064       2     MLML           Spring Valley Village                                 36 Hopf Drive
1.065       2     MLML           South Arlington Estates                               7400 Twin Parks Drive
1.066       2     MLML           Mallard Lake                                          4441 Highway 162
1.067       2     MLML           Sundown                                               1219 West 450 North
1.068       2     MLML           Stony Brook North                                     3000 Stony Brook Drive
1.069       2     MLML           Twin Pines                                            2011 West Wilden Avenue
1.070       2     MLML           Inspiration Valley                                    5250 West 53rd Avenue
1.071       2     MLML           Highland Acres                                        1708 Bunker Hill Lane
1.072       2     MLML           Oak Ridge                                             1201 County Road 15
1.073       2     MLML           Washington Mobile Estates                             1450 North Washington Boulevard
1.074       2     MLML           River Oaks                                            7301 Buttonwood
1.075       2     MLML           Siouxland Estates                                     1520 Atokad Drive
1.076       2     MLML           Brookside                                             8155 Redwood Road
1.077       2     MLML           Eagle Ridge                                           617 Holfords Prairie
1.078       2     MLML           Cedar Knoll                                           5535 Dysart Road
1.079       2     MLML           Marnelle                                              1512 Highway 54 West
1.080       2     MLML           Maple Manor                                           18 Williams Street
1.081       2     MLML           Arlington Lakeside                                    3211 West Division Street
1.082       2     MLML           Royal Crest                                           2025 East Jemez Road
1.083       2     MLML           Forest Creek                                          855 East Mishawaka Road
1.084       2     MLML           Four Seasons                                          100 Apollo Drive
1.085       2     MLML           Cottonwood Grove                                      4500 14th Street
1.086       2     MLML           Highland                                              1875 Osolo Road
1.087       2     MLML           Valley Verde                                          1751 West Hadley
1.088       2     MLML           Chalet City                                           301 Alpine Lane
1.089       2     MLML           Southridge Estates                                    802 E. County Line Road Lot 259
1.090       2     MLML           Ridgewood Estates                                     4100 Southeast Adams
1.091       2     MLML           Creekside                                             2510 Highway 175N
1.092       2     MLML           Eastview                                              601 El Camino Road
1.093       2     MLML           Viking Villa                                          433 East 980 North
1.094       2     MLML           Lakewood Estates                                      7171 West 60th Street
1.095       2     MLML           Terrace Heights                                       4001 Peru Road
1.096       2     MLML           Falcon Farms                                          2507 214th Street North
1.097       2     MLML           Forest Park                                           183 Pitcher Road
1.098       2     MLML           Quail Run                                             903 South Main Street
1.099       2     MLML           Sheridan                                              5305 North Sheridan
1.100       2     MLML           Huguenot Estates                                      18-5 Cherry Street
1.101       2     MLML           Countryside (CO)                                      2036 1st Avenue
1.102       2     MLML           Silver Creek                                          4930 North Dittmer Street
1.103       2     MLML           Havenwood                                             106 Havenwood Drive
1.104       2     MLML           Northland                                             11819 North College Avenue
1.105       2     MLML           Ewing Trace                                           4201 Windsor Place
1.106       2     MLML           Overpass Point MHC                                    99 East Green Pines Drive
1.107       2     MLML           Enchanted Village                                     246 Wonderland Drive
1.108       2     MLML           Seascape                                              6301 Old Brownsville Road
1.109       2     MLML           Golden Triangle                                       301 South Coppell Road
1.110       2     MLML           Meadowood                                             1900 Northwest Lyman Road
1.111       2     MLML           Meadowbrook                                           33550 East Highway 96
1.112       2     MLML           Tallview Terrace                                      3290 North Martha Street
1.113       2     MLML           Western Mobile Estates                                7148 West Arabian Way
1.114       2     MLML           Whitney                                               8401 NW 13th Street
1.115       2     MLML           Five Seasons Davenport                                5112 North Fairmount Avenue
1.116       2     MLML           Valley View - Honey Brook                             1 Mark Lane
1.117       2     MLML           Village Park                                          724 Creek Ridge Road
1.118       2     MLML           Countryside Village (TN)                              200 Early Road
1.119       2     MLML           Mobile Gardens                                        6250 North Federal Boulevard
1.120       2     MLML           Carriage Court East                                   3475 Goldenrod Road
1.121       2     MLML           Mission Estates                                       12400 Rojas Drive
1.122       2     MLML           Loveland                                              4105 Garfield Avenue
1.123       2     MLML           Meadow Glen                                           600 Glen Vista Drive
1.124       2     MLML           Shiloh Pines                                          2525 Shiloh Road
1.125       2     MLML           Rolling Hills                                         1322 South Belt Line Road
1.126       2     MLML           Deerpointe                                            9380 103rd Street
1.127       2     MLML           Cypress Shores                                        200 Bass Circle
1.128       2     MLML           Oasis                                                 2221 South Prairie Avenue
1.129       2     MLML           Tanglewood                                            100 Sara Lane
1.130       2     MLML           Villa                                                 3096 Camelot Drive
1.131       2     MLML           Castle Acres                                          1713 West US Highway 50
1.132       2     MLML           Dynamic                                               1335 Dynamic Drive
1.133       2     MLML           Big Country                                           3400 South Greeley Hwy
1.134       2     MLML           Carriage Court Central                                4820 West Oakridge Road
1.135       2     MLML           Northern Hills                                        1901 W. Shady Grove Road
1.136       2     MLML           Sunny Acres                                           272 Nicole Lane
1.137       2     MLML           Lakewood - TX                                         1023 Lakes Drive
1.138       2     MLML           Westlake                                              9717 NW 10th Street
1.139       2     MLML           Mesquite Meadows                                      14647 Lasater Road
1.140       2     MLML           Cedar Terrace                                         1834 Gretchen Drive SW
1.141       2     MLML           Frieden Manor                                         102 Frieden Manor
1.142       2     MLML           Country Club Manor                                    4003 Birch Drive
1.143       2     MLML           Suburban Estates                                      16 East Maruca Drive
1.144       2     MLML           Deerhurst                                             6500 Privette Road
1.145       2     MLML           Aledo                                                 124 East Yates Circle
1.146       2     MLML           President's Park                                      158 Fillmore Street
1.147       2     MLML           Woodlake                                              5418 Country Club Road
1.148       2     MLML           Silver Leaf                                           1550 North Main Street
1.149       2     MLML           Dynamic II                                            1129 East Parkerville Road
1.150       2     MLML           Magnolia Circle                                       7915 103rd Street
1.151       2     MLML           Twin Oaks                                             1915 West MacArthur Road
1.152       2     MLML           Washingtonville Manor                                 1 East Avenue
1.153       2     MLML           Brookside Village -PA                                 202 Skyline Drive
1.154       2     MLML           Westview                                              3201 West Echeta Road
1.155       2     MLML           Sunset Country                                        5000 Red Creek Springs Road
1.156       2     MLML           Westmoor                                              7901 South Council Road
1.157       2     MLML           The Towneship at Clifton                              3232 South Clifton
1.158       2     MLML           Eagle Creek                                           11300 US Highway 271
1.159       2     MLML           Mesquite Ridge                                        14222 Lasater Road
1.160       2     MLML           Oak Park Village (TX)                                 550 Ruby Road
1.161       2     MLML           Plantation Estates                                    3461 Bankhead Hwy
1.162       2     MLML           Breazeale                                             2458 North 9th Street
1.163       2     MLML           Shady Hills                                           1508 Dickerson Road
1.164       2     MLML           Cimmaron Village                                      300 East Prosser Road
1.165       2     MLML           Birchwood Farms                                       8057 Birchwood Drive
1.166       2     MLML           Terrell Crossing                                      2390 West Moore Avenue
1.167       2     MLML           Pleasant Grove (CO)                                   517 East Trilby Road
1.168       2     MLML           Willow Creek Estates                                  900 Century Drive
1.169       2     MLML           Bluebonnet Estates                                    901 East Young Avenue
1.170       2     MLML           Connelly Terrace                                      20 Florida Street
1.171       2     MLML           Hampton Acres                                         1501 South Hampton Road
1.172       2     MLML           Meridian Sooner                                       5900 SE 48th Street
1.173       2     MLML           Mesquite Green                                        100 South Belt Line Road
1.174       2     MLML           El Lago                                               5712 Martin Street
1.175       2     MLML           Moosic Heights                                        118 1st Street
1.176       2     MLML           Golden Rule                                           2001 South MacArthur Boulevard
1.177       2     MLML           Amber Village                                         13965 Skyfrost Lane
1.178       2     MLML           Riverchase                                            4440 Tuttle Creek Boulevard
1.179       2     MLML           Hidden Hills                                          One Sequoia Drive
1.180       2     MLML           The Woodlands                                         4480 S. Meridian
1.181       2     MLML           Blue Valley                                           730 Allen Road
1.182       2     MLML           Autumn Forest                                         3700 East Sourwood Drive
1.183       2     MLML           Valley View - Ephrata                                 50 Mollie Drive
1.184       2     MLML           Cowboy                                                845 Barton Road
1.185       2     MLML           Lakeside - GA                                         3291 Bankhead Hwy
1.186       2     MLML           Sunnyside                                             2901 West Ridge Pike
1.187       2     MLML           Trailmont                                             1341 Dickerson Pike
1.188       2     MLML           Timberland                                            13501 SE 29th Street
1.189       2     MLML           Denton Falls                                          6601 Grissom Road
1.190       2     MLML           Terrace                                               351 North Forest
1.191       2     MLML           Lakeside - IA                                         11325 140th Street
1.192       2     MLML           Siesta Manor                                          35 San Aymores Court
1.193       2     MLML           Sunrise Terrace                                       2305 E. 19th Street North
1.194       2     MLML           Riverside (KS)                                        420 North Street
1.195       2     MLML           Chisholm Creek                                        501 East 63rd Street N
1.196       2     MLML           Prairie Village                                       1661 West Republic
1.197       2     MLML           Willow Terrace                                        5429 Parker Henderson Road
1.198       2     MLML           Countryside (KS)                                      1000 Reservation Road
1.199       2     MLML           Highview                                              4901 South Douglas Highway
1.200       2     MLML           Green Valley Village                                  2760 Robertson Road
1.201       2     MLML           Crestview - OK                                        2323 East 6th Avenue
1.202       2     MLML           Shady Lane                                            6791 Highway 2
1.203       2     MLML           Western Park                                          2575 West 6th Street
1.204       2     MLML           Brookshire Village                                    4800 West Four Ridge Road
1.205       2     MLML           Overholser Village                                    9355 Sundown Road
1.206       2     MLML           The Pines                                             9919 Hwy 78
1.207       2     MLML           Jonesboro (Atlanta Meadows)                           275 Upper Riverdale Road
1.208       2     MLML           Park Plaza                                            4317 Clemence Street
1.209       2     MLML           Belaire                                               1550 Yellowstone Avenue
1.210       2     MLML           Pine Hills                                            101 North Michigan
1.211       2     MLML           Commerce Heights                                      7701 Brighton Boulevard
1.212       2     MLML           Oak Glen                                              5909 South Wilkerson Road
1.213       2     MLML           Creekside Estates                                     301 Modene Street
1.214       2     MLML           Kimberly @ Creekside                                  2402 Highway 175N
1.215       2     MLML           Harper Woods                                          2200 Harper Street
1.216       2     MLML           Brittany Place                                        1735 Northwest Lyman Road
1.217       2     MLML           Shady Creek                                           15250 Kleberg Road
1.218       2     MLML           Connie Jean                                           5570 Connie Jean Road
1.219       2     MLML           Willow Springs                                        4600 Old Blue Circle
1.220       2     MLML           Seamist                                               702 S Clarkwood Road
1.221       2     MLML           Pleasant View Estates                                 6020 Fort Jenkins Lane
1.222       2     MLML           Navajo Lake Estates                                   501 East 63rd Street North
1.223       2     MLML           Kopper View MHC                                       7122 West Bendixon Drive
1.224       2     MLML           Carsons                                               649 North Franklin Street
1.225       2     MLML           Rose Country Estates                                  3400 NNE Loop 323
1.226       2     MLML           Redwood Village                                       1735 West 3150 South
1.227       2     MLML           Birch Meadows                                         214 Jones Road
1.228       2     MLML           Terrace II                                            350 North Forest Drive
1.229       2     MLML           Englewood Village                                     2334 McCann Avenue
1.230       2     MLML           Eastern Villa                                         402 Villa Drive
1.231       2     MLML           El Caudillo                                           4960 South Seneca
1.232       2     MLML           Chambersburg I & II                                   5368 Philadelphia Avenue
1.233       2     MLML           Wheel Estates                                         5225 South Orange Blossom Trail
1.234       2     MLML           Oakwood Lake Village                                  29 Oakwood Lane
1.235       2     MLML           Valley View - Ephrata II                              75 Synder Lane
1.236       2     MLML           Oak Grove                                             2716 West Delmar Avenue
1.237       2     MLML           Cedar Creek, KS                                       745 Cedar Drive
1.238       2     MLML           Oakridge / Stonegate                                  800 Eastgate
1.239       2     MLML           Vogel Manor MHC                                       71 Vogel Circle
1.240       2     MLML           Hidden Oaks                                           5306 Rita Kay Lane
1.241       2     MLML           Plainview                                             3650 Harvey Place
1.242       2     MLML           Rockview Heights                                      201 Rockview Lane
1.243       2     MLML           West Cloud Commons                                    1319 West Cloud Street
1.244       2     MLML           Gallant Estates                                       4449 Burlington Road
1.245       2     MLML           Sunset Village                                        1400 Old Sivells Bend Road
1.246       2     MLML           Countryside (OK)                                      1824 South Chester
1.247       2     MLML           Chelsea                                               924 North Elmira Street
1.248       2     MLML           Gregory Courts                                        2 Erica Circle
1.249       2     MLML           El Lago II                                            5701 Martin Street
1.250       2     MLML           Glen Acres                                            500 East 50th Street South
1.251       2     MLML           Shadow Mountain                                       1601 EFM 1417
1.252       2     MLML           Pine Haven MHP                                        191 Pine Haven Circle
1.253       2     MLML           Collingwood MHP                                       358 Chambers Road
1.254       2     MLML           Mountaintop                                           37 Mountaintop Lane
1.255       2     MLML           Whispering Hills                                      905 East 3rd Avenue
1.256       2     MLML           Mulberry Heights                                      5429 Wilbarger Street
1.257       2     MLML           Zoppe's                                               2607 Highway 175N
1.258       2     MLML           Shawnee Hills                                         4420 SW 61st Street
1.259       2     MLML           Pleasant Grove (NC)                                   5000 Hilltop-Needmore Road
1.260       2     MLML           Park Avenue Estates                                   1400 East Kay Street
1.261       2     MLML           Monroe Valley                                         15 Old State Road
1.262       2     MLML           El Dorado                                             5600 Texoma Parkway
1.263       2     MLML           Crestview - PA                                        Wolcott Hollow Road & Route 220
1.264       2     MLML           Sherwood Acres                                        1928 East 47th Street South
1.265       2     MLML           Bush Ranch                                            3847 Quarterhorse Road
1.266       2     MLML           Glenview                                              1619 North Douglas Boulevard
1.267       2     MLML           Misty Hollow                                          910 North Oakview Drive
1.268       2     MLML           Audora                                                4625 South Seneca
1.269       2     MLML           Green Acres                                           4437 Sycamore Grove Road
1.270       2     MLML           Sunset 77                                             530 North US Highway 77
1.271       2     MLML           Hidden Acres                                          2111 Richardson Road
1.272       2     MLML           Park D'Antoine                                        779 Route 9
1.273       2     MLML           Sleepy Hollow                                         1909 South Anna
1.274       2     MLML           Sycamore Square                                       1010 West 44th Street South
  2         1     EHY            DLJ West Coast Hotel Portfolio                        Various
 2.01       1     EHY            Residence Inn Oxnard River Ridge                      2101 West Vineyard Avenue
 2.02       1     EHY            Sacramento Hawthorn Suites                            321 Bercut Drive
 2.03       1     EHY            Residence Inn Sacramento Airport                      2410 West El Camino Avenue
 2.04       1     EHY            Hilton Garden Inn Lake Oswego                         14850 Kruse Oaks Drive
 2.05       1     EHY            Courtyard Riverside                                   1510 University Avenue
 2.06       1     EHY            Courtyard Oxnard Ventura                              600 East Esplanade Drive
  3         1     EHY            300 Capitol Mall                                      300 Capitol Mall
  4         1     CRF            Janss Marketplace                                     179-285 North Moorpark Road
  5         1     CRF            Promenade Gateway                                     1453 3rd Street Promenade
  6         1     CRF            St. Louis Flex Office Portfolio                       Various
 6.01       1     CRF            Fenton Interstate Center (A-D)                        5-49, 105-125, 149-159, 2275 Cassens Court
 6.02       1     CRF            St. Louis Business Center (A-D)                       2665, 2675, 2815 Scott Avenue, 500 South
                                                                                       Ewing Street
 6.03       1     CRF            Southridge Business Center                            124-150 Larkin Williams Industrial Court
 6.04       1     CRF            Warson Commerce Center (A-D)                          10401, 10403, 10405, 10407 Baur Boulevard
 6.05       1     CRF            Craig Park Center                                     1842 - 1866 Craig Park Court
 6.06       1     CRF            Horizon Business Center                               200, 202, 228 - 236 Turner Boulevard
  7         1     Natixis        Cayre Portfolio                                       Various
 7.01       1     Natixis        Car Barn                                              3600 M St. NW
 7.02       1     Natixis        Shops at Chevy Chase                                  6831 Wisconsin Avenue
 7.03       1     Natixis        614 - 618 King Street                                 614-618 King Street & 108-112 South
                                                                                       Washington Street
 7.04       1     Natixis        Laurel Lakes                                          8003 Laurel Lakes Court
  8         1     EHY            Hilton Embassy Row                                    2015 Massachusetts Avenue, Northwest
  9         1     CRF            9777 Wilshire Boulevard                               9777 Wilshire Boulevard
  10        1     CRF            Northwood Centre                                      1940 North Monroe Street
  11        1     CRF            Bon Carre                                             7389 Florida Boulevard
  12        1     EHY            Triangle Plaza II                                     2855 Ulmer Street
  13        1     CRF            Morgan 7 RV Park Portfolio                            Various
13.01       1     CRF            Echo Farms                                            3066 Shore Road
13.02       1     CRF            Yogi Grand Haven                                      10990 US Highway 31
13.03       1     CRF            American Campgrounds                                  427 Fortsville Road
13.04       1     CRF            Camp Waubeeka                                         133 Farm Road
13.05       1     CRF            Flaggs RV Resort                                      68 Garrison Avenue
13.06       1     CRF            Megunticook                                           620 Commercial Street
13.07       1     CRF            Camden Hills                                          30 Applewood Road
  14        1     EHY            59 Paidge Avenue                                      59 & 215 Paidge Ave
  15        1     CRF            West Glen Town Center                                 5465 Mills Civic Parkway
  16        1     MLML           Carman's Plaza                                        900-944 Carman's Road
  17        1     MLML           San Souci Plaza                                       22608 MacArthur Boulevard
  18        1     MLML           Shops at Main & Transit                               4401 Transit Road
  19        2     CRF            University Village Apts                               800 31st Street
  20        1     CRF            Residence Inn by Marriott Westlake                    30950 Russell Ranch Road
  21        1     MLML           8585 South Yosemite Street                            8585 South Yosemite Street
  22        1     CRF            Wareham Cranberry Plaza                               2899-3015 Cranberry Highway
  23        1     EHY            500 East Main Street                                  500 East Main Street
  24        1     CRF            Oregon City Shopping Center                           1900-1926 McLoughlin Boulevard
  25        1     CRF            HCP Tranche III                                       9301 North Central Expressway
  26        1     Natixis        Upper East Side Lofts                                 6438 Folsom Boulevard
  27        1     EHY            534 Broad Hollow Road                                 534 Broad Hollow Road
  28        1     CRF            Bowles Ave Marketplace                                8936-9046 West Bowles Avenue
  29        1     EHY            145 Huguenot Street                                   145 Huguenot Street
  30        1     CRF            Northtown Village Shopping Center                     30 Coon Rapids Boulevard Northwest
  31        1     CRF            DASCO MOB - Bay Medical                               Various
31.01       1     CRF            2851 Highway 77 - MOB I-Healthplex                    2851 Martin Luther King Boulevard
31.02       1     CRF            615 N. Bonita Avenue-MOB II-Medical Office Building   615 North Bonita Avenue
  32        1     MLML           Northwestern Office                                   31440 Northwestern Highway
  33        1     CRF            Markets at Epps Bridge                                1850 Epps Bridge Parkway
  34        1     LNR            500 Carson Town Center                                500 Carson Town Center
  35        1     MLML           FedEx Freight Truck Terminal                          5600 9th Street
  36        1     MLML           Vineyard Village                                      2403-2455 South Vineyard Avenue
  37        1     CRF            Lakeside Business Center                              5000 Southwest 75th Avenue
  38        1     Natixis        3M Building Fairview                                  1211 Fairview Drive
  39        1     CRF            Gateway Station                                       12858 - 12868 and 12900-12920 South Freeway
                                                                                       and 1185 North Burleson Boulevard
  40        1     Natixis        Hollinswood Shopping Center                           2101-2201 West Patapsco Avenue
  41        1     CRF            French Quarters                                       20969 Ventura Boulevard
  42        2     MLML           Golfside Lake I & II                                  2345 Woodridge Way
  43        1     MLML           Lompoc Corners                                        513-655 Central Avenue
  44        1     CRF            Cornerstone Office Building                           1530 - 1540 Cornerstone Boulevard
  45        1     MLML           Winward Town & Country Plaza Phase I                  392 Aoloa Street
  46        1     CRF            Bradenton Office Portfolio                            Various
46.01       1     CRF            Brighthouse Networks                                  5413 State Road 64 East
46.02       1     CRF            First Priority Bank                                   11509 Palmbrush Trail
46.03       1     CRF            Florida College of Natural Health                     616 67th Street Circle
46.04       1     CRF            Wagner Realty                                         5215 State Road 64 East
  47        1     CRF            Conroe Medical Center                                 1501 River Pointe Drive
  48        1     CRF            14405 Walters Road                                    14405 Walters Road
  49        1     Natixis        Hampton Inn & Suites - Herndon, VA                    435 Herndon Parkway
  50        1     EHY            730 Lexington Avenue                                  730 Lexington Avenue
  51        1     CRF            Parkview I and II                                     330 Barker Cypress and 333 Cypress Run
  52        1     EHY            Village at the Mall                                   7606 Mall Road
  53        1     Natixis        Bay Tree Self Storage Portfolio 2                     Various
53.01       1     Natixis        Salisbury                                             1326 North Salisbury Boulevard
53.02       1     Natixis        Easton                                                8627 Ocean Gateway
53.03       1     Natixis        Kent Island                                           461 Pullman Crossing
  54        1     CRF            Fairfield Inn Columbus                                3031 Olentangy River Road
  55        1     CRF            TBC Facility                                          6125 East Shelby Drive
  56        1     Natixis        Hilton Garden Inn Atlanta East/Stonecrest             7890 Mall Ring Road
  57        1     Natixis        Hampton Inn Williamsburg                              911 Capitol Landing Road
  58        1     Natixis        KRG Portfolio - Atlanta, GA                           Various
58.01       1     Natixis        Satellite Court                                       2250 Satellite Boulevard
58.02       1     Natixis        Brookside Court                                       4625 Alexander Drive
58.03       1     Natixis        Barrett Court                                         1925 Vaughn Road
  59        1     MLML           HMR Portfolio                                         Various
59.01       1     MLML           Eaglewood Apartments                                  1309 West Eaglewood Drive
59.02       1     MLML           South Creek Apartments                                4310 Timbercreek Avenue
59.03       1     MLML           Scenic Ridge Apartments                               4131 South Scenic Avenue
59.04       1     MLML           South Creek Storage                                   4343 South Timbercreek Avenue
  60        1     CRF            827-831 Broadway                                      827-831 Broadway
  61        1     MLML           Winward Town & Country Plaza Phase II                 201 Hamakua Drive
  62        1     CRF            3602 35th Avenue                                      3602 35th Avenue
  63        1     MLML           Thorndale West Shopping Center                        3450 Old Lincoln Highway
  64        1     EHY            15455 West Bell Road                                  15455 - 15459 West Bell Road
  65        1     Natixis        Crown Heights Portfolio                               Various
65.01       1     Natixis        738-742 Nostrand Avenue, 822-830 Park Place           738-742 Nostrand Avenue, 822-830 Park Place
65.02       1     Natixis        818-822 Nostrand Avenue                               818-22 Nostrand Avenue
65.03       1     Natixis        850-854 Nostrand, 1214-1216 Union                     850 Nostrand Avenue
65.04       1     Natixis        758 Nostrand Avenue                                   758 Nostrand Avenue
65.05       1     Natixis        752 Nostrand Avenue                                   752 Nostrand Avenue
65.06       1     Natixis        780 Nostrand Avenue                                   780 Nostrand Avenue
65.07       1     Natixis        804 Nostrand Avenue                                   804 Nostrand Avenue
  66        1     CRF            Reed Elsevier                                         9333-9393 Springboro Pike
  67        2     MLML           Parkside Village                                      950 Parkside Village Drive
  68        1     EHY            Kempwood Portfolio                                    Various
68.01       1     EHY            Kempwood Tech Center                                  2704 - 2778 Bingle Road
68.02       1     EHY            1505 South Highway 6                                  1505 South Highway 6
  69        1     CRF            Blue Cross Plano Office                               780 Shiloh Road
  70        1     CRF            Lee Road Shopping Center                              930 Lee Road
  71        1     EHY            Self Storage Plus                                     605 South Ball Street
                  CRF            Staples Center Hanford; Cypress Plaza                 Various
  72        1     CRF            Staples Center Hanford                                510 North 11th Avenue
  73        1     CRF            Cypress Plaza                                         226-232 Reservation Road
  74        1     CRF            Bascom Avenue                                         1190 & 1210 South Bascom Avenue
  75        2     Natixis        Gardens on Prairie Rose                               4711 Prairie Rose Drive
  76        1     Natixis        Collegiate Square                                     400 Turner Street
  77        1     CRF            Ithaca Retail                                         414 Elmira Road
  78        1     Natixis        Roper Mountain Office                                 430 & 440 Roper Mountain Road
  79        1     CRF            1419 N. Wells Retail                                  1419 North Wells Street
  80        1     EHY            32 West Randolph Street                               32 West Randolph Street
  81        2     Natixis        Balboa Ranch Apartments                               8545 Balboa Boulevard
  82        1     MLML           6219 El Camino Real                                   6219 El Camino Real
  83        2     CRF            Carlisle at Delta Park Apartments                     121 Delta Park Drive
  84        1     Natixis        Port St. Lucie Retail                                 7131 South US Highway 1
  85        1     CRF            Cheyenne Montana Center                               6502-6558 South Academy Boulevard
  86        1     CRF            Reywest Commerce Center                               6221 and 6223 South Palo Verde Road
  87        2     Natixis        Hidden Springs Country Club                           15500 Bubbling Wells Road
  88        1     Natixis        Pecan Plaza Shopping Center                           2813-2899 Dulles Avenue
  89        1     CRF            Verga Office Properties                               Various
89.01       1     CRF            665 Munras                                            665 Munras Avenue
89.02       1     CRF            874 Rio East Court                                    874 East Rio Court
89.03       1     CRF            288 Pearl                                             288 Pearl Street
89.04       1     CRF            1000 Munras                                           1000 Munras Avenue
  90        1     EHY            The Shops at Vintage                                  10850 and 10880 Louetta Road
  91        1     CRF            River Business Center                                 506 South 11th Avenue
  92        1     MLML           Homewood Suites - Lexington                           249 Ruccio Way
  93        1     CRF            Friendly Self Storage                                 900 West Roundgrove Road
  94        1     CRF            Mary Avenue Retail                                    415 North Mary Avenue
  95        1     MLML           Kohl's Livermore                                      2900 Las Positas Road
  96        1     MLML           Joplin Marketplace                                    1717 South Range Line Road
  97        1     CRF            Nooters                                               1500 South 2nd Street
  98        1     MLML           1611 West Peachtree Street                            1611 West Peachtree Street
  99        1     CRF            First Class Self Storage                              6301 Southeast Federal Highway
 100        1     CRF            Hudson Self Storage                                   3322 Hudson Avenue
 101        1     CRF            California Spine Institute                            1001 Newbury Road
 102        1     Natixis        Herndon Parkway Crossing                              905 Herndon Parkway
 103        2     MLML           West Marshall Street                                  1011 West Marshall Street
 104        1     CRF            Washington Square - DP                                100 Wolf Nursery Road
 105        1     CRF            Orchards Market Center                                11505 Northeast Fourth Plain Boulevard
 106        1     CRF            Fairfield Inn Ocala                                   4101 Southwest 38th Court
 107        2     EHY            Spring Valley                                         8701 Interstate 30
 108        2     CRF            The V Apartments                                      201 15th Street Northwest
 109        1     MLML           900 North Broadway                                    900 North Broadway
 110        1     CRF            Long Branch Mini Storage                              4601 East Rancier Avenue
 111        1     MLML           Trace Station Shopping Center                         500 Highway 51 North
 112        1     CRF            Howell Branch Corners                                 2525 & 2535 Howell Branch Road
 113        1     CRF            Executive Office Park - Dettmann                      1001 West Cypress Creek Road
 114        1     CRF            Baldwin Self Storage                                  190 Baldwin Avenue
 115        1     MLML           Natchez Medical Pavilion                              46 Sergeant Prentiss Drive
 116        1     CRF            Anchor Health Ctr                                     2450 Goodlette Road North
 117        1     CRF            Camp Creek Pointe                                     3400 Camp Creek Parkway
 118        1     CRF            3885 Main St                                          3885 Main Street
 119        2     CRF            Quail Lakes Apartments                                5335 Country Club Road
 120        1     CRF            Hobby Lobby Center                                    1160 Vann Drive
 121        1     CRF            Capitol Center                                        388 State Street
 122        1     CRF            Harbor Cove Plaza                                     28924-29000 Western Avenue
 123        1     Natixis        Lifestyle Family Fitness - Orange Park                1731 Wells Road
 124        1     CRF            Brazos Valley Bank Building                           4030 State Highway 6 South
 125        1     CRF            King Road Industrial                                  15222 King Road
 126        1     CRF            McCarter Self Storage                                 1363 McCarter Highway
 127        1     CRF            Metro Storage - Lock & Key                            1231 Kings Highway
 128        1     CRF            West Chester Billiards Retail                         6062-6100 West Chester Road
 129        1     Natixis        Country Inn & Suites Dulles                           45620 Falke Plaza
 130        1     Natixis        Evergreen Plaza                                       1 - 13 Palmer Avenue
 131        1     CRF            Coles Self Storage                                    315 Coles Street
 132        1     CRF            Cobblestone Fiesta Center                             21476 North John Wayne Parkway
 133        1     MLML           Desert Sky Retail                                     1820 North 75th Avenue
 134        1     CRF            Belt Line Square Shopping Center                      4021 Belt Line Road
 135        1     Natixis        Forum Plaza                                           8510-8720 North West 44th Street
 136        1     CRF            Town & Country Self Storage                           40155 Truckee Airport Road
 137        1     CRF            Secured Self Storage of Valley Springs                351 Highway 26
 138        1     MLML           West Pacific Industrial Center                        1311 & 1315 Dayton Street & 1155 Harkins Road
 139        1     CRF            Magi Self Storage                                     Various
139.01      1     CRF            941 Fairmont                                          941 Fairmont Parkway
139.02      1     CRF            8320 Alabonson                                        8330 Alabonson
139.03      1     CRF            4806 Marie Ave                                        4806 Marie Avenue
139.04      1     CRF            5811 N Houston Rosslyn                                5811 North Houston Rosslyn
139.05      1     CRF            16530 W. Hardy Rd.                                    16530 West Hardy Road
139.06      1     CRF            632 Timkin                                            632 Timkin Road
 140        1     CRF            Murphy Village                                        158 West FM 544
 141        1     CRF            Secured Self Storage of Salida                        5524 Pirrone Road
 142        1     CRF            Univest Building                                      2770 Indian River Boulevard
 143        2     CRF            Pioneer Village MHP                                   2901 West 63rd Avenue
 144        1     Natixis        Seville Plaza                                         8600 W. 159th Street
 145        1     CRF            American Self Storage Tuscaloosa                      1351 35th Street
 146        2     LNR            Burlington Court Apartments                           870 North Route 130
 147        1     LNR            Long Island Care Center                               144-168 38th Avenue
 148        1     EHY            Medical Arts Square                                   801 Encino Place Northeast
 149        1     CRF            Walgreens                                             205 West Madison Street
 150        1     MLML           Emerald Center                                        4100 Truxtun Avenue
 151        1     CRF            Central Park II Retail                                3939 Trueman Boulevard
 152        1     CRF            Shoppes at Camp Creek                                 3560 Camp Creek Parkway
 153        1     CRF            978 Route 45                                          978 Route 45
 154        1     Natixis        8280 Melrose Avenue                                   8280 Melrose Avenue
 155        1     CRF            Eagles Landing Medical                                915-921 Eagles Landing Parkway
 156        1     CRF            Carroll Plaza                                         250 Englar Road
 157        1     MLML           MayRich Plaza                                         5076-5092 Mayfield Road
 158        1     CRF            RV Ranch at Grand Junction                            3238 E I-70 Business Loop
 159        1     CRF            Monument RV Resort                                    607 Highway 340
 160        1     CRF            Padonia Rd                                            201 West Padonia Road
 161        1     CRF            Kinkos Plaza                                          835 Northeast Northgate Way
 162        2     CRF            Riverside Apartments-Richmond                         2112 & 2300-2304 Riverside Drive
 163        1     CRF            Club House Road                                       19630-19644 Club House Road
 164        1     CRF            Mandarin Crossing Shopping Center                     4268 Oldfield Crossing Drive
 165        2     Natixis        Legacy at Tara                                        6754 Tara Boulevard
 166        1     CRF            Lindale Corners                                       3222 South Main Street
 167        1     CRF            Metro Storage - Gateway                               3501 Gandy Boulevard
 168        1     EHY            Walgreens - Rochester, IN                             906 Main Street
 169        1     MLML           Centerpointe - Office Depot                           26536 Carl Boyer Drive
 170        1     CRF            Calexico MHP                                          101 Vernardo Drive
 171        1     CRF            RitePlace Self Storage - Edmond                       3221 East Memorial
 172        1     CRF            Powers Drive Self Storage                             2650 North Powers Drive
 173        1     MLML           30-32 Industrial Drive                                30-32 Industrial Road
 174        1     CRF            A-Mini Storage                                        4220 Troy Highway
 175        1     CRF            Bear Creek                                            701 East Mid Cities Boulevard
 176        1     CRF            Range Drive Retail                                    Various
176.01      1     CRF            1830 Range Drive                                      1830 Range Drive
176.02      1     CRF            1616 Range Drive                                      1616 Range Drive
176.03      1     CRF            1750 Range Drive                                      1750 Range Drive
 177        1     CRF            Hampton Inn - Idaho Falls                             2500 Channing Way
 178        1     CRF            St Rose Retail                                        9985 South Eastern Avenue
 179        1     CRF            Brand Equity                                          329-335 North Brand Boulevard
 180        1     CRF            Arlington Club Commons                                1-49 Huntington Lane
 181        1     CRF            Mercy Health Center                                   5201 West Memorial Road
 182        1     CRF            Happy Nails                                           15776 Gateway Circle
 183        1     LNR            Inn of Sedona                                         1200 West Highway 89A
 184        1     CRF            Secured Self Storage of Galt                          535 Industrial Drive
 185        1     CRF            Saratoga Shopping Center                              5625 Saratoga Boulevard
 186        1     CRF            8440 Eastgate                                         8440-8480 Eastgate Court
 187        1     CRF            Hazel Dell Center                                     6300, 6302, 6304, and 6400 Northeast
                                                                                       Highway 99
 188        1     Natixis        La-Z-Boy - Scranton, PA                               919 Viewmont Drive
 189        1     CRF            1310 PCH Center                                       1310 Pacific Coast Highway
 190        1     CRF            Alabama Storage                                       1588 Carson Road
 191        1     CRF            3131 Country Club                                     3131 North Country Club Drive
 192        1     CRF            Bentonville Retail                                    3511 Southeast J Street
 193        1     CRF            Rivers Edge Shopping Center                           802 Harbour West Drive
 194        1     CRF            Wachovia Plaza                                        2401 Ira East Woods Avenue
 195        1     CRF            Rancho Santa Fe Shops                                 5081 North Rainbow Boulevard
 196        1     CRF            Secured Self Storage of Manteca                       1540 West Yosemite Avenue
 197        1     CRF            Dalles Mini Storage                                   954 Hostetler Street
 198        1     CRF            Times Square Center                                   2315 Michael Drive
 199        1     CRF            Vermont Showplace Square                              121 Vermont Street
 200        1     CRF            Hallmark Plaza - TX                                   4304 and 4400 East Central Texas Highway
 201        1     CRF            Ferguson Metals                                       3475 Symmes Road
 202        1     CRF            Westminster Storage                                   325 Woodward Road
 203        1     CRF            Mark Dabling Business Center                          4401 Mark Dabling Boulevard
 204        1     CRF            North Pavilion Shopping Center                        4946 4th Street North
 205        1     CRF            Wilson Farms Plaza                                    1100 Southwestern Boulevard
 206        1     CRF            5800 Rodeo Road                                       5800 Rodeo Road
 207        1     CRF            Kimball Retail Center                                 2354-2370 East Highway 114
 208        1     CRF            West Orange Market Place                              3121 Edgar Brown Drive
 209        1     CRF            Woodland Capital                                      22543 Ventura Boulevard
 210        1     CRF            Security Storage - NW 50th                            7100 Northwest 50th Street
 211        1     CRF            Encino Commons                                        21803 Encino Commons Boulevard
 212        1     CRF            Windsor Center                                        2015 Lord Baltimore Drive
 213        1     CRF            9 Amelia Drive                                        9 Amelia Drive
 214        1     CRF            Sam Bass Center                                       1920 Sam Bass Road
 215        2     EHY            432-434 West 163rd Street                             432-434 West 163rd Street
 216        2     CRF            Northside Apartments                                  4214, 4218, 4300, 4302 Chamberlayne Avenue
                                                                                       and 1000, 1002 Westminster Avenue
 217        1     CRF            Hamilton Pointe Centre                                100 Hamilton Pointe Drive
 218        1     LNR            Fountain Square Shopping Center                       8026 West Broad Street
 219        1     CRF            Victory Square Shopping Center                        5312 Bethelview Road
 220        1     CRF            Walgreens-Brownsville                                 2105 East Ruben Torres
 221        1     CRF            Covenant Health Offices                               5915 82nd Street
 222        1     CRF            5925 University                                       5925 University Avenue
 223        1     CRF            Green Valley SS - Windmill                            2525 Windmill Parkway
 224        1     CRF            Arcadia Industrial Park                               136 & 140 East Santa Clara Street
 225        1     CRF            Madisonian Office                                     2915 East Madison Street
 226        1     CRF            Cape Self Storage                                     23 Oyster Road
 227        1     CRF            Los Osos Center                                       1230 Los Osos Valley Road
 228        1     CRF            Advance Auto                                          6045 Scott Street
 229        1     CRF            Aton Self Storage                                     988 South Marr Road
 230        1     CRF            1200 Anaheim                                          1200 East Anaheim Street
 231        1     CRF            Shops @ Walnut Creek Colorado                         10445 Town Center Drive
 232        2     LNR            751 St. Marks, Ltd.                                   751 St. Marks Avenue
 233        1     LNR            East Lake Self Storage                                2531-237 Boswell Road
 234        1     CRF            Las Colinas RV Resort                                 7136 Sunland Gin Road
 235        1     CRF            1072 Chalkstone Avenue Retail                         1072-1088 Chalkstone Avenue
 236        1     CRF            Pomona Shopping Center                                1625-1635 West Holt Avenue
 237        1     CRF            Silver Plaza                                          2330 East Highway 180 East
 238        1     LNR            Beachcomber Resort                                    727 Old Montauk Highway
 239        1     CRF            Green Valley SS - Marine                              19 Commerce Center Drive
 240        1     CRF            Fresenius Medical                                     1159 Glendale Road
 241        1     CRF            Papillon Villas Shopping Center                       302 University Drive
 242        2     LNR            Cozy Villa Apts                                       2418-20 Huntington Street
 243        1     CRF            Colonial Office Park Orlando                          14365 East Colonial Drive
 244        1     CRF            Thrift Industrial                                     9530 Bethel Court
 245        1     CRF            6975 Flanders                                         6975 Flanders Drive
 246        1     LNR            U-Store                                               1450-51 Ridgely Street

                                                                                             NUMBER OF
LOAN #            CITY                     STATE        ZIP CODE           COUNTY            PROPERTIES
--------------------------------------------------------------------------------------------------------

  1       Various                         Various       Various    Various                      274
1.001     Jacksonville                      FL           32250     Duval                         1
1.002     Orlando                           FL           32825     Orange                        1
1.003     Jacksonville                      FL           32246     Duval                         1
1.004     Davie                             FL           33325     Broward                       1
1.005     Kissimmee                         FL           34746     Osceola                       1
1.006     Jonesboro                         GA           30238     Clayton                       1
1.007     North Salt Lake                   UT           84054     Davis                         1
1.008     Henderson                         CO           80640     Adams                         1
1.009     Fort Collins                      CO           80528     Larimer                       1
1.010     Marietta                          GA           30064     Cobb                          1
1.011     Apopka                            FL           32703     Orange                        1
1.012     Salt Lake City                    UT           84117     Salt Lake                     1
1.013     Acworth                           GA           30102     Cherokee                      1
1.014     Naples                            FL           34104     Collier                       1
1.015     Aurora                            CO           80011     Arapahoe                      1
1.016     Fairburn                          GA           30213     Fayette                       1
1.017     Sandy                             UT           84070     Salt Lake                     1
1.018     Stone Mountain                    GA           30087     Gwinnett                      1
1.019     Liverpool                         NY           13090     Onondaga                      1
1.020     Lewisville                        TX           75057     Denton                        1
1.021     West Valley City                  UT           84119     Salt Lake                     1
1.022     Riverdale                         GA           30296     Clayton                       1
1.023     Raleigh                           NC           27616     Wake                          1
1.024     Bloomingburg                      NY           12721     Sullivan                      1
1.025     Summerville                       SC           29483     Berkeley                      1
1.026     North Charleston                  SC           29420     Dorchester                    1
1.027     Thornton                          CO           80229     Adams                         1
1.028     Golden                            CO           80401     Jefferson                     1
1.029     Mableton                          GA           30126     Cobb                          1
1.030     Raleigh                           NC           27603     Wake                          1
1.031     West Jordan                       UT           84088     Salt Lake                     1
1.032     Greeley                           CO           80631     Weld                          1
1.033     Flint                             MI           48507     Genesee                       1
1.034     Belton                            MO           64012     Cass                          1
1.035     Dallas                            TX           75253     Dallas                        1
1.036     Grand Forks                       ND           58201     Grand Forks                   1
1.037     Las Cruces                        NM           88001     Dona Ana                      1
1.038     Kennesaw                          GA           30152     Cobb                          1
1.039     Layton                            UT           84041     Davis                         1
1.040     Greensboro                        NC           27405     Guilford                      1
1.041     Goshen                            IN           46528     Elkhart                       1
1.042     Gainesville                       FL           32608     Alachua                       1
1.043     Corpus Christi                    TX           78415     Nueces                        1
1.044     Sioux City                        IA           51108     Woodbury                      1
1.045     Jacksonville                      FL           32244     Duval                         1
1.046     West Valley City                  UT           84119     Salt Lake                     1
1.047     Lawrence                          KS           66046     Douglas                       1
1.048     Denton                            TX           76207     Denton                        1
1.049     Moline                            IL           61265     Rock Island                   1
1.050     Douglasville                      GA           30134     Douglas                       1
1.051     Riverdale                         UT           84405     Weber                         1
1.052     Lawrenceville                     GA           30043     Gwinnett                      1
1.053     Snellville                        GA           30039     Gwinnett                      1
1.054     Marion                            IA           52302     Linn                          1
1.055     Danboro                           PA           18810     Bucks                         1
1.056     Manhattan                         KS           66502     Riley                         1
1.057     Pleasant View                     UT           84404     Weber                         1
1.058     Fort Worth                        TX           76120     Tarrant                       1
1.059     Greeley                           CO           80631     Weld                          1
1.060     Lake Wales                        FL           33859     Polk                          1
1.061     Oklahoma City                     OK           73135     Cleveland                     1
1.062     Altoona                           IA           50009     Polk                          1
1.063     Magna                             UT           84044     Salt Lake                     1
1.064     Nanuet                            NY           10954     Rockland                      1
1.065     Arlington                         TX           76001     Tarrant                       1
1.066     Pontoon Beach                     IL           62040     Madison                       1
1.067     Clearfield                        UT           84015     Davis                         1
1.068     Raleigh                           NC           27604     Wake                          1
1.069     Goshen                            IN           46528     Elkhart                       1
1.070     Arvada                            CO           80002     Jefferson                     1
1.071     Lewisville                        TX           75056     Denton                        1
1.072     Elkhart                           IN           46516     Elkhart                       1
1.073     Ogden                             UT           84404     Webber                        1
1.074     Kansas City                       KS           66111     Wyandotte                     1
1.075     South Sioux City                  NE           68776     Dakota                        1
1.076     West Jordan                       UT           84088     Salt Lake                     1
1.077     Lewisville                        TX           75056     Denton                        1
1.078     Waterloo                          IA           50701     Black Hawk                    1
1.079     Fayetteville                      GA           30214     Fayette                       1
1.080     Taylor                            PA           18517     Lackawanna                    1
1.081     Arlington                         TX           76012     Tarrant                       1
1.082     Los Alamos                        NM           87544     Los Alamos                    1
1.083     Elkhart                           IN           46517     Elkhart                       1
1.084     Fayetteville                      GA           30214     Fayette                       1
1.085     Plano                             TX           75074     Collin                        1
1.086     Elkhart                           IN           46514     Elkhart                       1
1.087     Las Cruces                        NM           88005     Dona Ana                      1
1.088     Crowley                           TX           76036     Tarrant                       1
1.089     Des Moines                        IA           50320     Polk                          1
1.090     Topeka                            KS           66609     Shawnee                       1
1.091     Seagoville                        TX           75159     Dallas                        1
1.092     Gillette                          WY           82716     Campbell                      1
1.093     Ogden                             UT           84404     Weber                         1
1.094     Davenport                         IA           52804     Scott                         1
1.095     Dubuque                           IA           52001     Dubuque                       1
1.096     Port Byron                        IL           61275     Rock Island                   1
1.097     Queensbury                        NY           12804     Warren                        1
1.098     Hutchins                          TX           75141     Dallas                        1
1.099     Arvada                            CO           80002     Jefferson                     1
1.100     Port Jervis                       NY           12771     Orange                        1
1.101     Greeley                           CO           80631     Weld                          1
1.102     Davenport                         IA           52806     Scott                         1
1.103     Pompano Beach                     FL           33064     Broward                       1
1.104     Kansas City                       MO           64156     Clay                          1
1.105     Des Moines                        IA           50320     Polk                          1
1.106     Tooele                            UT           84074     Tooele                        1
1.107     Alton                             IL           62002     Madison                       1
1.108     Corpus Christi                    TX           78417     Nueces                        1
1.109     Coppell                           TX           75019     Dallas                        1
1.110     Topeka                            KS           66608     Shawnee                       1
1.111     Pueblo                            CO           81001     Pueblo                        1
1.112     Sioux City                        IA           51105     Woodbury                      1
1.113     West Valley City                  UT           84128     Salt Lake                     1
1.114     Gainesville                       FL           32653     Alachua                       1
1.115     Davenport                         IA           52806     Scott                         1
1.116     Honey Brook                       PA           19344     Chester                       1
1.117     Greensboro                        NC           27406     Guilford                      1
1.118     Columbia                          TN           38401     Maury                         1
1.119     Denver                            CO           80221     Adams                         1
1.120     Orlando                           FL           32822     Orange                        1
1.121     El Paso                           TX           79928     El Paso                       1
1.122     Loveland                          CO           80538     Larimer                       1
1.123     Keller                            TX           76248     Tarrant                       1
1.124     Tyler                             TX           75703     Smith                         1
1.125     Dallas                            TX           75253     Dallas                        1
1.126     Jacksonville                      FL           32210     Duval                         1
1.127     Winter Haven                      FL           33881     Polk                          1
1.128     Pueblo                            CO           81005     Pueblo                        1
1.129     Huntsville                        TX           77340     Walker                        1
1.130     Flint                             MI           48507     Genesee                       1
1.131     O'Fallon                          IL           62269     Saint Clair                   1
1.132     DeSoto                            TX           75115     Dallas                        1
1.133     Cheyenne                          WY           82007     Laramie                       1
1.134     Orlando                           FL           32809     Orange                        1
1.135     Springdale                        AR           72764     Washington                    1
1.136     Somerset                          PA           15501     Somerset                      1
1.137     Royse City                        TX           75189     Rockwall                      1
1.138     Oklahoma City                     OK           73127     Canadian                      1
1.139     Dallas                            TX           75253     Dallas                        1
1.140     Cedar Rapids                      IA           52404     Linn                          1
1.141     Schuylkill Haven                  PA           17972     Schuylkill                    1
1.142     Imperial                          MO           63052     Jefferson                     1
1.143     Greensburg                        PA           15601     Westmoreland                  1
1.144     Wendell                           NC           27591     Wake                          1
1.145     Aledo                             TX           76008     Parker                        1
1.146     Grand Forks                       ND           58201     Grand Forks                   1
1.147     Greensboro                        NC           27405     Guilford                      1
1.148     Mansfield                         TX           76063     Tarrant                       1
1.149     DeSoto                            TX           75115     Dallas                        1
1.150     Jacksonville                      FL           32210     Duval                         1
1.151     Wichita                           KS           67217     Sedgwick                      1
1.152     Washingtonville                   NY           10992     Orange                        1
1.153     Berwick                           PA           17815     Columbia                      1
1.154     Gillette                          WY           82716     Campbell                      1
1.155     Pueblo                            CO           81005     Peublo                        1
1.156     Oklahoma City                     OK           73169     Oklahoma                      1
1.157     Wichita                           KS           67216     Sedgwick                      1
1.158     Tyler                             TX           75708     Smith                         1
1.159     Dallas                            TX           75253     Dallas                        1
1.160     Coppell                           TX           75019     Dallas                        1
1.161     Douglasville                      GA           30134     Douglas                       1
1.162     Laramie                           WY           82072     Albany                        1
1.163     Nashville                         TN           37207     Davidson                      1
1.164     Cheyenne                          WY           82007     Laramie                       1
1.165     Birch Run                         MI           48415     Saginaw                       1
1.166     Terrell                           TX           75160     Kaufman                       1
1.167     Fort Collins                      CO           80525     Larimer                       1
1.168     Ogden                             UT           84404     Weber                         1
1.169     Temple                            TX           76501     Bell                          1
1.170     Connelly                          NY           12417     Ulster                        1
1.171     DeSoto                            TX           75115     Dallas                        1
1.172     Oklahoma City                     OK           73135     Oklahoma                      1
1.173     Dallas                            TX           75253     Dallas                        1
1.174     Fort Worth                        TX           76119     Tarrant                       1
1.175     Avoca                             PA           18641     Luzerne                       1
1.176     Oklahoma City                     OK           73128     Oklahoma                      1
1.177     Dallas                            TX           75253     Dallas                        1
1.178     Manhattan                         KS           66502     Riley                         1
1.179     Casper                            WY           82604     Natrona                       1
1.180     Wichita                           KS           67217     Sedgwick                      1
1.181     Manhattan                         KS           66502     Riley                         1
1.182     Browns Summit                     NC           27214     Guilford                      1
1.183     Ephrata                           PA           17522     Lancaster                     1
1.184     Pocatello                         ID           83204     Bannock                       1
1.185     Lithia Springs                    GA           30122     Douglas                       1
1.186     Norristown                        PA           19403     Montgomery                    1
1.187     Goodlettsville                    TN           37072     Davidson                      1
1.188     Choctaw                           OK           73020     Oklahoma                      1
1.189     Denton                            TX           76208     Denton                        1
1.190     Casper                            WY           82609     Natrona                       1
1.191     Davenport                         IA           52804     Scott                         1
1.192     Fenton                            MO           63026     Jefferson                     1
1.193     Newton                            IA           50208     Jasper                        1
1.194     Lawrence                          KS           66044     Douglas                       1
1.195     Park City                         KS           67219     Sedgwick                      1
1.196     Salina                            KS           67401     Saline                        1
1.197     Fort Worth                        TX           76119     Tarrant                       1
1.198     Hays                              KS           67601     Ellis                         1
1.199     Gillette                          WY           83718     Campbell                      1
1.200     Casper                            WY           82604     Natrona                       1
1.201     Stillwater                        OK           74074     Payne                         1
1.202     Commerce City                     CO           80022     Adams                         1
1.203     Fayetteville                      AR           72704     Washington                    1
1.204     House Springs                     MO           63051     Jefferson                     1
1.205     Oklahoma City                     OK           73127     Canadian                      1
1.206     Ladson                            SC           29456     Charleston                    1
1.207     Riverdale                         GA           30274     Clayton                       1
1.208     Gillette                          WY           82718     Campbell                      1
1.209     Pocatello                         ID           83201     Bannock                       1
1.210     Lawrence                          KS           66044     Douglas                       1
1.211     Commerce City                     CO           80022     Adams                         1
1.212     Fayetteville                      AR           72704     Washington                    1
1.213     Seagoville                        TX           75159     Dallas                        1
1.214     Seagoville                        TX           75159     Dallas                        1
1.215     Lawrence                          KS           66046     Douglas                       1
1.216     Topeka                            KS           66608     Shawnee                       1
1.217     Dallas                            TX           75253     Dallas                        1
1.218     Jacksonville                      FL           32222     Duval                         1
1.219     Fort Worth                        TX           76119     Tarrant                       1
1.220     Corpus Christi                    TX           78406     Nueces                        1
1.221     Bloomsburg                        PA           18603     Columbia                      1
1.222     Wichita                           KS           67219     Sedgwick                      1
1.223     West Valley City                  UT           84128     Salt Lake                     1
1.224     Chambersburg                      PA           17201     Franklin                      1
1.225     Tyler                             TX           75708     Smith                         1
1.226     West Valley City                  UT           84119     Salt Lake                     1
1.227     Saratoga Springs                  NY           12866     Saratoga                      1
1.228     Casper                            WY           82609     Natrona                       1
1.229     Cheyenne                          WY           82001     Laramie                       1
1.230     Stillwater                        OK           74074     Payne                         1
1.231     Wichita                           KS           67217     Sedgwick                      1
1.232     Chambersburg                      PA           17202     Franklin                      1
1.233     Orlando                           FL           32839     Orange                        1
1.234     Tunkhannock                       PA           18657     Wyoming                       1
1.235     Ephrata                           PA           17522     Lancaster                     1
1.236     Godfrey                           IL           62035     Madison                       1
1.237     Salina                            KS           67401     Saline                        1
1.238     Stillwater                        OK           74074     Payne                         1
1.239     Arnold                            MO           63010     Jefferson                     1
1.240     Fort Worth                        TX           76119     Tarrant                       1
1.241     Casper                            WY           82601     Natrona                       1
1.242     Arnold                            MO           63010     Jefferson                     1
1.243     Salina                            KS           67401     Saline                        1
1.244     Greensboro                        NC           27405     Guilford                      1
1.245     Gainesville                       TX           76240     Cooke                         1
1.246     Stillwater                        OK           74074     Payne                         1
1.247     Sayre                             PA           18840     Bradford                      1
1.248     Honey Brook                       PA           17202     Chester                       1
1.249     Fort Worth                        TX           76119     Tarrant                       1
1.250     Wichita                           KS           67216     Sedgwick                      1
1.251     Sherman                           TX           75090     Grayson                       1
1.252     Blossvale                         NY           13308     Oneida                        1
1.253     Horseheads                        NY           14845     Chemung                       1
1.254     Narvon                            PA           17555     Lancaster                     1
1.255     Coal Valley                       IL           61240     Rock Island                   1
1.256     Fort Worth                        TX           76119     Tarrant                       1
1.257     Seagoville                        TX           75159     Dallas                        1
1.258     Topeka                            KS           66619     Shawnee                       1
1.259     Fuquay-Varina                     NC           27526     Wake                          1
1.260     Haysville                         KS           67060     Sedgwick                      1
1.261     Jonestown                         PA           17038     Lebanon                       1
1.262     Sherman                           TX           75090     Grayson                       1
1.263     Athens                            PA           18840     Bradford                      1
1.264     Wichita                           KS           67216     Sedgwick                      1
1.265     House Springs                     MO           63051     Jefferson                     1
1.266     Midwest City                      OK           73130     Oklahoma                      1
1.267     Midwest City                      OK           73110     Oklahoma                      1
1.268     Wichita                           KS           67217     Sedgwick                      1
1.269     Chambersburg                      PA           17201     Franklin                      1
1.270     Douglass                          KS           67039     Butler                        1
1.271     Arnold                            MO           63010     Jefferson                     1
1.272     Gansevoort                        NY           12831     Saratoga                      1
1.273     Wichita                           KS           67209     Sedgwick                      1
1.274     Wichita                           KS           67217     Sedgwick                      1
  2       Various                         Various       Various    Various                       6
 2.01     Oxnard                            CA           93036     Ventura                       1
 2.02     Sacramento                        CA           95811     Sacramento                    1
 2.03     Sacramento                        CA           95833     Sacramento                    1
 2.04     Lake Oswego                       OR           97035     Clackamas                     1
 2.05     Riverside                         CA           92507     Riverside                     1
 2.06     Oxnard                            CA           93036     Ventura                       1
  3       Sacramento                        CA           95814     Sacramento                    1
  4       Thousand Oaks                     CA           91320     Ventura                       1
  5       Santa Monica                      CA           90401     Los Angeles                   1
  6       Various                           MO          Various    Various                       6
 6.01     Fenton                            MO           63026     St. Louis                     1
 6.02     St. Louis                         MO           63103     Saint Louis                   1
 6.03     Fenton                            MO           63026     St. Louis                     1
 6.04     Olivette                          MO           63132     St. Louis                     1
 6.05     Maryland Heights                  MO           63146     St. Louis                     1
 6.06     St. Peters                        MO           63376     Saint Charles                 1
  7       Various                         Various       Various    Various                       4
 7.01     Washington                        DC           20007     District of Columbia          1
 7.02     Chevy Chase                       MD           20815     Montgomery                    1
 7.03     Alexandria                        VA           22314     Alexandria                    1
 7.04     Laurel                            MD           20707     Prince George's               1
  8       Washington                        DC           20036     District of Columbia          1
  9       Beverly Hills                     CA           90212     Los Angeles                   1
  10      Tallahassee                       FL           32303     Leon                          1
  11      Baton Rouge                       LA           70806     East Baton Rouge              1
  12      Flushing                          NY           11354     Queens                        1
  13      Various                         Various       Various    Various                       7
13.01     Ocean View                        NJ           08230     Cape May                      1
13.02     Grand Haven                       MI           49417     Ottawa                        1
13.03     Gansevoort                        NY           12831     Saratoga                      1
13.04     Copake                            NY           12516     Columbia                      1
13.05     York                              ME           03909     York                          1
13.06     Rockport                          ME           04631     Knox                          1
13.07     Rockport                          ME           04631     Knox                          1
  14      Brooklyn                          NY           11222     Kings                         1
  15      West Des Moines                   IA           50061     Polk                          1
  16      Massapequa                        NY           11758     Nassau                        1
  17      California                        MD           20619     St. Mary's                    1
  18      Clarence                          NY           14221     Erie                          1
  19      Tuscaloosa                        AL           35401     Tuscaloosa                    1
  20      Westlake Village                  CA           91362     Los Angeles                   1
  21      Lone Tree                         CO           80124     Douglas                       1
  22      Wareham                           MA           02571     Plymouth                      1
  23      Norfolk                           VA           23510     Norfolk                       1
  24      Oregon City                       OR           97045     Clackamas                     1
  25      Dallas                            TX           75231     Dallas                        1
  26      Sacramento                        CA           95819     Sacramento                    1
  27      Melville                          NY           11747     Suffolk                       1
  28      Littleton                         CO           80123     Jefferson                     1
  29      New Rochelle                      NY           10801     Westchester                   1
  30      Coon Rapids                       MN           55448     Anoka                         1
  31      Panama City                       FL          Various    Bay                           2
31.01     Panama City                       FL           32045     Bay                           1
31.02     Panama City                       FL           32401     Bay                           1
  32      Farmington Hills                  MI           48334     Oakland                       1
  33      Athens                            GA           30606     Oconee                        1
  34      Carson                            CA           90745     Los Angeles                   1
  35      Zion                              IL           60099     Lake                          1
  36      Ontario                           CA           91761     San Bernardino                1
  37      Miami                             FL           33155     Miami-Dade                    1
  38      DeKalb                            IL           60115     Dekalb                        1
  39      Burleson                          TX           76028     Tarrant                       1
  40      Baltimore                         MD           21230     Baltimore                     1
  41      Woodland Hills                    CA           91364     Los Angeles                   1
  42      Ypsilanti                         MI           48197     Washtenaw                     1
  43      Lompoc                            CA           93436     Santa Barbara                 1
  44      Daytona Beach                     FL           32117     Volusia                       1
  45      Kailua                            HI           96734     Honolulu                      1
  46      Bradenton                         FL          Various    Manatee                       4
46.01     Bradenton                         FL           34208     Manatee                       1
46.02     Bradenton                         FL           34202     Manatee                       1
46.03     Bradenton                         FL           34208     Manatee                       1
46.04     Bradenton                         FL           34208     Manatee                       1
  47      Conroe                            TX           77304     Montgomery                    1
  48      Houston                           TX           77014     Harris                        1
  49      Herndon                           VA           20170     Fairfax                       1
  50      New York                          NY           10022     New York                      1
  51      Houston                           TX           77094     Harris                        1
  52      Florence                          KY           41042     Boone                         1
  53      Various                           MD          Various    Various                       3
53.01     Salisbury                         MD           21801     Wicomico                      1
53.02     Easton                            MD           21601     Talbot                        1
53.03     Grasonville                       MD           21638     Queen Anne's                  1
  54      Columbus                          OH           43202     Franklin                      1
  55      Memphis                           TN           38141     Shelby                        1
  56      Lithonia                          GA           30038     Dekalb                        1
  57      Williamsburg                      VA           23185     York                          1
  58      Various                           GA          Various    Various                       3
58.01     Duluth                            GA           30097     Gwinnett                      1
58.02     Alpharetta                        GA           30022     Fulton                        1
58.03     Kennesaw                          GA           30144     Cobb                          1
  59      Various                           MO          Various    Various                       4
59.01     Nixa                              MO           65714     Christian                     1
59.02     Battlefield                       MO           65619     Greene                        1
59.03     Springfield                       MO           65807     Greene                        1
59.04     Springfield                       MO           65619     Greene                        1
  60      New York                          NY           10003     New York                      1
  61      Kailua                            HI           96734     Honolulu                      1
  62      Astoria                           NY           11106     Queens                        1
  63      Thorndale                         PA           19372     Chester                       1
  64      Surprise                          AZ           85374     Maricopa                      1
  65      Brooklyn                          NY          Various    Kings                         7
65.01     Brooklyn                          NY           11216     Kings                         1
65.02     Brooklyn                          NY           11216     Kings                         1
65.03     Brooklyn                          NY           11225     Kings                         1
65.04     Brooklyn                          NY           11216     Kings                         1
65.05     Brooklyn                          NY           11216     Kings                         1
65.06     Brooklyn                          NY           11216     Kings                         1
65.07     Brooklyn                          NY           11216     Kings                         1
  66      Miamisburg                        OH           45342     Montgomery                    1
  67      Clayton                           NC           27520     Johnston                      1
  68      Houston                           TX          Various    Harris                        2
68.01     Houston                           TX           77055     Harris                        1
68.02     Houston                           TX           77077     Harris                        1
  69      Plano                             TX           75023     Collin                        1
  70      Winter Park                       FL           32804     Orange                        1
  71      Arlington                         VA           22202     Arlington                     1
          Various                           CA          Various    Various                       2
  72      Hanford                           CA           93230     Kings                         1
  73      Marina                            CA           93933     Monterey                      1
  74      San Jose                          CA           95131     Santa Clara                   1
  75      Roscoe                            IL           61073     Winnebago                     1
  76      Blacksburg                        VA           24060     Montgomery                    1
  77      Ithaca                            NY           14850     Tompkins                      1
  78      Greenville                        SC           29615     Greenville                    1
  79      Chicago                           IL           60610     Cook                          1
  80      Chicago                           IL           60601     Cook                          1
  81      Northridge                        CA           91325     Los Angeles                   1
  82      Carlsbad                          CA           92009     San Diego                     1
  83      Shelby                            NC           28152     Cleveland                     1
  84      Port St. Lucie                    FL           34952     St. Lucie                     1
  85      Colorado Springs                  CO           80906     El Paso                       1
  86      Tucson                            AZ           85706     Pima                          1
  87      Desert Hot Springs                CA           92240     Riverside                     1
  88      Missouri City                     TX           77459     Fort Bend                     1
  89      Various                         Various       Various    Various                       4
89.01     Monterey                          CA           93940     Monterey                      1
89.02     Charlottesville                   VA           22901     Albemarle                     1
89.03     Monterey                          CA           93940     Monterey                      1
89.04     Monterey                          CA           93940     Monterey                      1
  90      Houston                           TX           77070     Harris                        1
  91      Boise                             ID           83702     Ada                           1
  92      Lexington                         KY           40503     Fayette                       1
  93      Lewisville                        TX           75067     Denton                        1
  94      Sunnyvale                         CA           94086     Santa Clara                   1
  95      Livermore                         CA           94551     Alameda                       1
  96      Joplin                            MO           64804     Jasper                        1
  97      Saint Louis                       MO           63104     Saint Louis                   1
  98      Atlanta                           GA           30309     Fulton                        1
  99      Stuart                            FL           34997     Martin                        1
 100      Union City                        NJ           07087     Hudson                        1
 101      Thousand Oaks                     CA           91320     Ventura                       1
 102      Herndon                           VA           20170     Fairfax                       1
 103      Richmond                          VA           23220     Richmond City                 1
 104      Stephenville                      TX           76401     Erath                         1
 105      Vancouver                         WA           98662     Clark                         1
 106      Ocala                             FL           34474     Marion                        1
 107      Little Rock                       AR           72209     Pulaski                       1
 108      Charlottesville                   VA           22903     Albermarle                    1
 109      Santa Ana                         CA           92701     Orange                        1
 110      Killeen                           TX           76543     Bell                          1
 111      Ridgeland                         MS           39157     Madison                       1
 112      Casselberry                       FL           32792     Seminole                      1
 113      Fort Lauderdale                   FL           33309     Broward                       1
 114      Jersey City                       NJ           07306     Hudson                        1
 115      Natchez                           MS           39120     Adams                         1
 116      Naples                            FL           34103     Collier                       1
 117      East Point                        GA           30344     Fulton                        1
 118      Chula Vista                       CA           92911     San Diego                     1
 119      Winston-Salem                     NC           27104     Forsyth                       1
 120      Jackson                           TN           38305     Madison                       1
 121      Salem                             OR           97301     Marion                        1
 122      Rancho Palos Verdes               CA           90275     Los Angeles                   1
 123      Orange Park                       FL           32073     Clay                          1
 124      College Station                   TX           77845     Brazos                        1
 125      Frisco                            TX           75034     Denton                        1
 126      Newark                            NJ           07104     Essex                         1
 127      Port Charlotte                    FL           33980     Charlotte                     1
 128      West Chester                      OH           45069     Butler                        1
 129      Sterling                          VA           20166     Loudoun                       1
 130      Corinth                           NY           12822     Saratoga                      1
 131      Jersey City                       NJ           07310     Hudson                        1
 132      Maricopa                          AZ           85239     Pinal                         1
 133      Phoenix                           AZ           85035     Maricopa                      1
 134      Addison                           TX           75001     Dallas                        1
 135      Sunrise                           FL           33351     Broward                       1
 136      Truckee                           CA           96161     Nevada                        1
 137      Valley Springs                    CA           95252     Calaveras                     1
 138      Salinas                           CA           93901     Monterey                      1
 139      Various                           TX          Various    Harris                        6
139.01    Pasadena                          TX           77504     Harris                        1
139.02    Houston                           TX           77088     Harris                        1
139.03    Deer Park                         TX           77536     Harris                        1
139.04    Houston                           TX           77091     Harris                        1
139.05    Houston                           TX           77060     Harris                        1
139.06    Tomball                           TX           77375     Harris                        1
 140      Murphy                            TX           75094     Collin                        1
 141      Salida                            CA           95368     Stanislaus                    1
 142      Vero Beach                        FL           32960     Indian River                  1
 143      Denver                            CO           80221     Adams                         1
 144      Orland Park                       IL           60462     Cook                          1
 145      Tuscaloosa                        AL           35401     Tuscaloosa                    1
 146      Burlington                        NJ           08016     Burlington                    1
 147      Flushing                          NY           11354     Queens                        1
 148      Albuquerque                       NM           87102     Bernalillo                    1
 149      Starke                            FL           32091     Bradford                      1
 150      Bakersfield                       CA           93309     Kern                          1
 151      Hilliard                          OH           43026     Franklin                      1
 152      East Point                        GA           30344     Fulton                        1
 153      Pomona                            NY           10970     Rockland                      1
 154      Los Angeles                       CA           90046     Los Angeles                   1
 155      Stockbridge                       GA           30281     Henry                         1
 156      Westminster                       MD           21157     Carroll                       1
 157      Lyndhurst                         OH           44124     Cuyahoga                      1
 158      Clifton                           CO           81520     Mesa                          1
 159      Fruita                            CO           81521     Mesa                          1
 160      Timonium                          MD           21093     Baltimore                     1
 161      Seattle                           WA           98125     King                          1
 162      Richmond                          VA           23225     Richmond City                 1
 163      Montgomery Village                MD           20886     Montgomery                    1
 164      Jacksonville                      FL           32223     Duval                         1
 165      Jonesboro                         GA           30236     Clayton                       1
 166      Lindale                           TX           75771     Smith                         1
 167      Pinellas Park                     FL           33781     Pinellas                      1
 168      Rochester                         IN           46975     Fulton                        1
 169      Santa Clarita                     CA           91350     Los Angeles                   1
 170      Calexico                          CA           92231     Imperial                      1
 171      Oklahoma City                     OK           73013     Oklahoma                      1
 172      Orlando                           FL           32818     Orange                        1
 173      Elizabethtown                     PA           17022     Lancaster                     1
 174      Montgomery                        AL           36116     Montgomery                    1
 175      Euless                            TX           76039     Tarrant                       1
 176      Mesquite                          TX           75149     Dallas                        3
176.01    Mesquite                          TX           75149     Dallas                        1
176.02    Mesquite                          TX           75149     Dallas                        1
176.03    Mesquite                          TX           75149     Dallas                        1
 177      Idaho Falls                       ID           83404     Bonneville                    1
 178      Las Vegas                         NV           89123     Clark                         1
 179      Glendale                          CA           91203     Los Angeles                   1
 180      Wheeling                          IL           60090     Cook                          1
 181      Oklahoma City                     OK           73102     Oklahoma                      1
 182      Tustin                            CA           92782     Orange                        1
 183      Sedona                            AZ           86336     Coconino                      1
 184      Galt                              CA           95632     Sacramento                    1
 185      Corpus Christi                    TX           78414     Nueces                        1
 186      San Diego                         CA           92121     San Diego                     1
 187      Vancouver                         WA           98665     Clark                         1
 188      Scranton                          PA           18519     Lackawanna                    1
 189      Hermosa Beach                     CA           90254     Los Angeles                   1
 190      Fultondale                        AL           35217     Jefferson                     1
 191      Tucson                            AZ           85716     Pima                          1
 192      Bentonville                       AR           72712     Benton                        1
 193      Rocky Mount                       NC           27803     Nash                          1
 194      Grapevine                         TX           76051     Tarrant                       1
 195      Las Vegas                         NV           89130     Clark                         1
 196      Manteca                           CA           95337     San Joaquin                   1
 197      The Dalles                        OR           97058     Wasco                         1
 198      Newbury Park                      CA           91370     Ventura                       1
 199      San Francisco                     CA           94102     San Francisco                 1
 200      Killeen                           TX           76543     Bell                          1
 201      Hamilton                          OH           45015     Butler                        1
 202      Westminster                       MD           21157     Carroll                       1
 203      Colorado Springs                  CO           80907     El Paso                       1
 204      Saint Petersburg                  FL           33703     Pinellas                      1
 205      West Seneca                       NY           14224     Erie                          1
 206      Los Angeles                       CA           90016     Los Angeles                   1
 207      Southlake                         TX           76092     Tarrant                       1
 208      West Orange                       TX           77630     Orange                        1
 209      Woodland Hills                    CA           91364     Los Angeles                   1
 210      Bethany                           OK           73008     Oklahoma                      1
 211      San Antonio                       TX           78258     Bexar                         1
 212      Windsor Mill                      MD           21244     Baltimore                     1
 213      Nantucket                         MA           02554     Nantucket                     1
 214      Round Rock                        TX           78681     Williamson                    1
 215      New York                          NY           10032     New York                      1
 216      Richmond                          VA           23227     Richmond City                 1
 217      Byron                             GA           31008     Peach                         1
 218      Richmond                          VA           23294     Henrico                       1
 219      Cumming                           GA           30040     Forsyth                       1
 220      Brownsville                       TX           78520     Cameron                       1
 221      Lubbock                           TX           79424     Lubbock                       1
 222      Cedar Falls                       IA           50613     Black Hawk                    1
 223      Henderson                         NV           89015     Clark                         1
 224      Arcadia                           CA           91006     Los Angeles                   1
 225      Seattle                           WA           98112     King                          1
 226      Cape May Court House              NJ           08204     Cape May                      1
 227      Los Osos                          CA           93402     San Luis Obispo               1
 228      Houston                           TX           77002     Harris                        1
 229      Columbus                          IN           47201     Bartholomew                   1
 230      Long Beach                        CA           90813     Los Angeles                   1
 231      Westminster                       CO           80021     Jefferson                     1
 232      Brooklyn                          NY           11216     Kings                         1
 233      Chula Vista                       CA           91914     San Diego                     1
 234      Casa Grande                       AZ           85222     Pinal                         1
 235      Providence                        RI           02903     Providence                    1
 236      Pomona                            CA           91765     Los Angeles                   1
 237      Silver City                       NM           88061     Grant                         1
 238      Montauk                           NY           11954     Suffolk                       1
 239      Henderson                         NV           89015     Clark                         1
 240      Galax                             VA           24333     Galax City                    1
 241      San Marcos                        TX           78666     Hays                          1
 242      Huntington Beach                  CA           92648     Orange                        1
 243      Orlando                           FL           32826     Orange                        1
 244      Boise                             ID           83702     Ada                           1
 245      San Diego                         CA           92121     San Diego                     1
 246      Baltimore                         MD           21230     Baltimore                     1

                                                                  3RD MOST      3RD MOST     2ND MOST             2ND MOST
               PROPERTY                   PROPERTY                 RECENT        RECENT       RECENT               RECENT
LOAN #           TYPE                    SUBTYPE(25)              NOI ($)       NOI DATE      NOI ($)             NOI DATE
---------------------------------------------------------------------------------------------------------------------------------

  1      Manufactured Housing   Mobile Home Park                 120,287,472   12/31/2005   145,844,254               12/31/2006
1.001    Manufactured Housing   Mobile Home Park                   2,978,526   12/31/2005     3,052,658               12/31/2006
1.002    Manufactured Housing   Mobile Home Park                   1,672,125   12/31/2005     2,222,775               12/31/2006
1.003    Manufactured Housing   Mobile Home Park                   1,808,865   12/31/2005     2,042,368               12/31/2006
1.004    Manufactured Housing   Mobile Home Park                   1,583,006   12/31/2005     1,836,763               12/31/2006
1.005    Manufactured Housing   Mobile Home Park                   1,517,944   12/31/2005     1,694,922               12/31/2006
1.006    Manufactured Housing   Mobile Home Park                   1,695,058   12/31/2005     2,122,539               12/31/2006
1.007    Manufactured Housing   Mobile Home Park                   1,407,246   12/31/2005     1,605,977               12/31/2006
1.008    Manufactured Housing   Mobile Home Park                   1,413,868   12/31/2005     1,669,368               12/31/2006
1.009    Manufactured Housing   Mobile Home Park                   1,837,717   12/31/2005     1,723,457               12/31/2006
1.010    Manufactured Housing   Mobile Home Park                   1,461,319   12/31/2005     1,793,553               12/31/2006
1.011    Manufactured Housing   Mobile Home Park                   1,196,615   12/31/2005     1,270,022               12/31/2006
1.012    Manufactured Housing   Mobile Home Park                   1,229,872   12/31/2005     1,310,047               12/31/2006
1.013    Manufactured Housing   Mobile Home Park                   1,311,907   12/31/2005     1,720,625               12/31/2006
1.014    Manufactured Housing   Mobile Home Park                     718,752   12/31/2005     1,044,268               12/31/2006
1.015    Manufactured Housing   Mobile Home Park                   1,143,599   12/31/2005     1,513,723               12/31/2006
1.016    Manufactured Housing   Mobile Home Park                     877,369   12/31/2005     1,412,409               12/31/2006
1.017    Manufactured Housing   Mobile Home Park                     962,137   12/31/2005     1,039,751               12/31/2006
1.018    Manufactured Housing   Mobile Home Park                     836,077   12/31/2005     1,089,993               12/31/2006
1.019    Manufactured Housing   Mobile Home Park                     747,777   12/31/2005       908,287               12/31/2006
1.020    Manufactured Housing   Mobile Home Park                     933,391   12/31/2005     1,171,214               12/31/2006
1.021    Manufactured Housing   Mobile Home Park                     828,672   12/31/2005       951,744               12/31/2006
1.022    Manufactured Housing   Mobile Home Park                   1,126,271   12/31/2005     1,173,516               12/31/2006
1.023    Manufactured Housing   Mobile Home Park                     825,810   12/31/2005     1,193,483               12/31/2006
1.024    Manufactured Housing   Mobile Home Park                     867,666   12/31/2005       978,164               12/31/2006
1.025    Manufactured Housing   Mobile Home Park                   1,201,989   12/31/2005     1,302,680               12/31/2006
1.026    Manufactured Housing   Mobile Home Park                     905,324   12/31/2005     1,182,929               12/31/2006
1.027    Manufactured Housing   Mobile Home Park                     917,536   12/31/2005       961,713               12/31/2006
1.028    Manufactured Housing   Mobile Home Park                     961,296   12/31/2005     1,023,249               12/31/2006
1.029    Manufactured Housing   Mobile Home Park                     625,474   12/31/2005       918,726               12/31/2006
1.030    Manufactured Housing   Mobile Home Park                     899,172   12/31/2005     1,088,630               12/31/2006
1.031    Manufactured Housing   Mobile Home Park                     781,473   12/31/2005       853,395               12/31/2006
1.032    Manufactured Housing   Mobile Home Park                     872,144   12/31/2005       897,283               12/31/2006
1.033    Manufactured Housing   Mobile Home Park                     953,560   12/31/2005       975,082               12/31/2006
1.034    Manufactured Housing   Mobile Home Park                   1,125,505   12/31/2005     1,385,062               12/31/2006
1.035    Manufactured Housing   Mobile Home Park                     584,234   12/31/2005       858,047               12/31/2006
1.036    Manufactured Housing   Mobile Home Park                     733,559   12/31/2005       932,287               12/31/2006
1.037    Manufactured Housing   Mobile Home Park                     791,138   12/31/2005       805,333               12/31/2006
1.038    Manufactured Housing   Mobile Home Park                     727,213   12/31/2005       965,068               12/31/2006
1.039    Manufactured Housing   Mobile Home Park                     687,456   12/31/2005       755,465               12/31/2006
1.040    Manufactured Housing   Mobile Home Park                     332,827   12/31/2005       805,710               12/31/2006
1.041    Manufactured Housing   Mobile Home Park                     667,391   12/31/2005       910,487               12/31/2006
1.042    Manufactured Housing   Mobile Home Park                     611,203   12/31/2005       744,701               12/31/2006
1.043    Manufactured Housing   Mobile Home Park                     689,648   12/31/2005       934,671               12/31/2006
1.044    Manufactured Housing   Mobile Home Park                     696,323   12/31/2005       905,393               12/31/2006
1.045    Manufactured Housing   Mobile Home Park                     568,523   12/31/2005       544,336               12/31/2006
1.046    Manufactured Housing   Mobile Home Park                     731,905   12/31/2005       785,430               12/31/2006
1.047    Manufactured Housing   Mobile Home Park                     672,686   12/31/2005       734,421               12/31/2006
1.048    Manufactured Housing   Mobile Home Park                     799,163   12/31/2005       901,498               12/31/2006
1.049    Manufactured Housing   Mobile Home Park                     655,774   12/31/2005       688,656               12/31/2006
1.050    Manufactured Housing   Mobile Home Park                     144,658   12/31/2005       232,748               12/31/2006
1.051    Manufactured Housing   Mobile Home Park                     620,922   12/31/2005       602,042               12/31/2006
1.052    Manufactured Housing   Mobile Home Park                     648,583   12/31/2005       765,413               12/31/2006
1.053    Manufactured Housing   Mobile Home Park                     528,421   12/31/2005       715,050               12/31/2006
1.054    Manufactured Housing   Mobile Home Park                     694,248   12/31/2005       857,016               12/31/2006
1.055    Manufactured Housing   Mobile Home Park                     571,302   12/31/2005       809,098               12/31/2006
1.056    Manufactured Housing   Mobile Home Park                     835,518   12/31/2005       844,882               12/31/2006
1.057    Manufactured Housing   Mobile Home Park                     456,462   12/31/2005       663,034               12/31/2006
1.058    Manufactured Housing   Mobile Home Park                     710,741   12/31/2005       697,998               12/31/2006
1.059    Manufactured Housing   Mobile Home Park                     831,635   12/31/2005       652,900               12/31/2006
1.060    Manufactured Housing   Mobile Home Park                     444,000   12/31/2005       528,652               12/31/2006
1.061    Manufactured Housing   Mobile Home Park                     857,203   12/31/2005       942,596               12/31/2006
1.062    Manufactured Housing   Mobile Home Park                     409,206   12/31/2005       604,511               12/31/2006
1.063    Manufactured Housing   Mobile Home Park                     540,342   12/31/2005       682,383               12/31/2006
1.064    Manufactured Housing   Mobile Home Park                     574,688   12/31/2005       660,231               12/31/2006
1.065    Manufactured Housing   Mobile Home Park                     498,599   12/31/2005       899,962               12/31/2006
1.066    Manufactured Housing   Mobile Home Park                     621,712   12/31/2005       684,518               12/31/2006
1.067    Manufactured Housing   Mobile Home Park                     505,526   12/31/2005       631,208               12/31/2006
1.068    Manufactured Housing   Mobile Home Park                     508,011   12/31/2005       695,448               12/31/2006
1.069    Manufactured Housing   Mobile Home Park                     538,982   12/31/2005       774,286               12/31/2006
1.070    Manufactured Housing   Mobile Home Park                     558,104   12/31/2005       701,735               12/31/2006
1.071    Manufactured Housing   Mobile Home Park                     598,357   12/31/2005       838,218               12/31/2006
1.072    Manufactured Housing   Mobile Home Park                     439,077   12/31/2005       634,593               12/31/2006
1.073    Manufactured Housing   Mobile Home Park                     531,749   12/31/2005       624,559               12/31/2006
1.074    Manufactured Housing   Mobile Home Park                     624,996   12/31/2005       749,827               12/31/2006
1.075    Manufactured Housing   Mobile Home Park                     470,947   12/31/2005       668,189               12/31/2006
1.076    Manufactured Housing   Mobile Home Park                     470,379   12/31/2005       541,074               12/31/2006
1.077    Manufactured Housing   Mobile Home Park                     631,938   12/31/2005       720,711               12/31/2006
1.078    Manufactured Housing   Mobile Home Park                     414,645   12/31/2005       572,863               12/31/2006
1.079    Manufactured Housing   Mobile Home Park                     590,199   12/31/2005       678,078               12/31/2006
1.080    Manufactured Housing   Mobile Home Park                     566,652   12/31/2005       750,274               12/31/2006
1.081    Manufactured Housing   Mobile Home Park                     433,903   12/31/2005       630,545               12/31/2006
1.082    Manufactured Housing   Mobile Home Park                     553,941   12/31/2005       535,303               12/31/2006
1.083    Manufactured Housing   Mobile Home Park                     515,713   12/31/2005       637,924               12/31/2006
1.084    Manufactured Housing   Mobile Home Park                     498,411   12/31/2005       652,267               12/31/2006
1.085    Manufactured Housing   Mobile Home Park                     505,378   12/31/2005       594,091               12/31/2006
1.086    Manufactured Housing   Mobile Home Park                     422,736   12/31/2005       612,571               12/31/2006
1.087    Manufactured Housing   Mobile Home Park                     486,013   12/31/2005       512,713               12/31/2006
1.088    Manufactured Housing   Mobile Home Park                     428,553   12/31/2005       630,342               12/31/2006
1.089    Manufactured Housing   Mobile Home Park                     518,887   12/31/2005       673,411               12/31/2006
1.090    Manufactured Housing   Mobile Home Park                     560,848   12/31/2005       559,635               12/31/2006
1.091    Manufactured Housing   Mobile Home Park                     533,240   12/31/2005       735,695               12/31/2006
1.092    Manufactured Housing   Mobile Home Park                     556,943   12/31/2005       807,111               12/31/2006
1.093    Manufactured Housing   Mobile Home Park                     464,950   12/31/2005       497,627               12/31/2006
1.094    Manufactured Housing   Mobile Home Park                     394,228   12/31/2005       540,298               12/31/2006
1.095    Manufactured Housing   Mobile Home Park                     513,263   12/31/2005       581,639               12/31/2006
1.096    Manufactured Housing   Mobile Home Park                     345,973   12/31/2005       555,364               12/31/2006
1.097    Manufactured Housing   Mobile Home Park                     505,321   12/31/2005       557,040               12/31/2006
1.098    Manufactured Housing   Mobile Home Park                     419,090   12/31/2005       596,092               12/31/2006
1.099    Manufactured Housing   Mobile Home Park                     358,896   12/31/2005       467,614               12/31/2006
1.100    Manufactured Housing   Mobile Home Park                     281,070   12/31/2005       425,793               12/31/2006
1.101    Manufactured Housing   Mobile Home Park                     456,794   12/31/2005       485,982               12/31/2006
1.102    Manufactured Housing   Mobile Home Park                     350,830   12/31/2005       536,956               12/31/2006
1.103    Manufactured Housing   Mobile Home Park                     378,817   12/31/2005       288,469               12/31/2006
1.104    Manufactured Housing   Mobile Home Park                     689,722   12/31/2005       774,760               12/31/2006
1.105    Manufactured Housing   Mobile Home Park                     348,967   12/31/2005       511,670               12/31/2006
1.106    Manufactured Housing   Mobile Home Park                     216,002   12/31/2005       397,348               12/31/2006
1.107    Manufactured Housing   Mobile Home Park                     636,577   12/31/2005       453,229               12/31/2006
1.108    Manufactured Housing   Mobile Home Park                     259,398   12/31/2005       342,964               12/31/2006
1.109    Manufactured Housing   Mobile Home Park                     487,394   12/31/2005       499,369               12/31/2006
1.110    Manufactured Housing   Mobile Home Park                     510,103   12/31/2005       568,061               12/31/2006
1.111    Manufactured Housing   Mobile Home Park                     454,279   12/31/2005       497,159               12/31/2006
1.112    Manufactured Housing   Mobile Home Park                     314,382   12/31/2005       496,803               12/31/2006
1.113    Manufactured Housing   Mobile Home Park                     253,807   12/31/2005       496,903               12/31/2006
1.114    Manufactured Housing   Mobile Home Park                     386,351   12/31/2005       352,429               12/31/2006
1.115    Manufactured Housing   Mobile Home Park                     312,344   12/31/2005       570,378               12/31/2006
1.116    Manufactured Housing   Mobile Home Park                     288,914   12/31/2005       475,452               12/31/2006
1.117    Manufactured Housing   Mobile Home Park                     361,375   12/31/2005       507,452               12/31/2006
1.118    Manufactured Housing   Mobile Home Park                     526,764   12/31/2005       479,596               12/31/2006
1.119    Manufactured Housing   Mobile Home Park                     305,373   12/31/2005       356,005               12/31/2006
1.120    Manufactured Housing   Mobile Home Park                     339,160   12/31/2005       364,431               12/31/2006
1.121    Manufactured Housing   Mobile Home Park                     406,890   12/31/2005       397,571               12/31/2006
1.122    Manufactured Housing   Mobile Home Park                     392,266   12/31/2005       446,594               12/31/2006
1.123    Manufactured Housing   Mobile Home Park                     235,701   12/31/2005       482,651               12/31/2006
1.124    Manufactured Housing   Mobile Home Park                     463,118   12/31/2005       609,067               12/31/2006
1.125    Manufactured Housing   Mobile Home Park                     336,956   12/31/2005       495,076               12/31/2006
1.126    Manufactured Housing   Mobile Home Park                     618,985   12/31/2005       615,816               12/31/2006
1.127    Manufactured Housing   Mobile Home Park                     365,876   12/31/2005       357,652               12/31/2006
1.128    Manufactured Housing   Mobile Home Park                     452,309   12/31/2005       506,294               12/31/2006
1.129    Manufactured Housing   Mobile Home Park                     454,782   12/31/2005       454,843               12/31/2006
1.130    Manufactured Housing   Mobile Home Park                     522,820   12/31/2005       531,805               12/31/2006
1.131    Manufactured Housing   Mobile Home Park                     320,152   12/31/2005       391,483               12/31/2006
1.132    Manufactured Housing   Mobile Home Park                     343,329   12/31/2005       503,340               12/31/2006
1.133    Manufactured Housing   Mobile Home Park                     353,613   12/31/2005       419,430               12/31/2006
1.134    Manufactured Housing   Mobile Home Park                     278,904   12/31/2005       293,546               12/31/2006
1.135    Manufactured Housing   Mobile Home Park                     249,857   12/31/2005       399,580               12/31/2006
1.136    Manufactured Housing   Mobile Home Park                     320,851   12/31/2005       441,695               12/31/2006
1.137    Manufactured Housing   Mobile Home Park                     491,521   12/31/2005       510,878               12/31/2006
1.138    Manufactured Housing   Mobile Home Park                     550,933   12/31/2005       537,325               12/31/2006
1.139    Manufactured Housing   Mobile Home Park                     340,224   12/31/2005       532,614               12/31/2006
1.140    Manufactured Housing   Mobile Home Park                     252,514   12/31/2005       365,870               12/31/2006
1.141    Manufactured Housing   Mobile Home Park                     307,377   12/31/2005       429,479               12/31/2006
1.142    Manufactured Housing   Mobile Home Park                     447,922   12/31/2005       572,770               12/31/2006
1.143    Manufactured Housing   Mobile Home Park                     277,425   12/31/2005       423,774               12/31/2006
1.144    Manufactured Housing   Mobile Home Park                     396,054   12/31/2005       482,683               12/31/2006
1.145    Manufactured Housing   Mobile Home Park                     319,164   12/31/2005       437,022               12/31/2006
1.146    Manufactured Housing   Mobile Home Park                     319,389   12/31/2005       421,342               12/31/2006
1.147    Manufactured Housing   Mobile Home Park                     237,273   12/31/2005       308,041               12/31/2006
1.148    Manufactured Housing   Mobile Home Park                     299,822   12/31/2005       348,022               12/31/2006
1.149    Manufactured Housing   Mobile Home Park                     399,282   12/31/2005       433,016               12/31/2006
1.150    Manufactured Housing   Mobile Home Park                     304,026   12/31/2005       408,390               12/31/2006
1.151    Manufactured Housing   Mobile Home Park                     272,566   12/31/2005       544,459               12/31/2006
1.152    Manufactured Housing   Mobile Home Park                     321,633   12/31/2005       370,480               12/31/2006
1.153    Manufactured Housing   Mobile Home Park                     253,176   12/31/2005       362,148               12/31/2006
1.154    Manufactured Housing   Mobile Home Park                     331,383   12/31/2005       472,080               12/31/2006
1.155    Manufactured Housing   Mobile Home Park                     437,960   12/31/2005       398,886               12/31/2006
1.156    Manufactured Housing   Mobile Home Park                     561,116   12/31/2005       610,588               12/31/2006
1.157    Manufactured Housing   Mobile Home Park                     561,656   12/31/2005       595,726               12/31/2006
1.158    Manufactured Housing   Mobile Home Park                     217,822   12/31/2005       352,837               12/31/2006
1.159    Manufactured Housing   Mobile Home Park                     309,133   12/31/2005       462,624               12/31/2006
1.160    Manufactured Housing   Mobile Home Park                     295,507   12/31/2005       353,326               12/31/2006
1.161    Manufactured Housing   Mobile Home Park                     210,941   12/31/2005       357,362               12/31/2006
1.162    Manufactured Housing   Mobile Home Park                     293,385   12/31/2005       386,205               12/31/2006
1.163    Manufactured Housing   Mobile Home Park                     197,539   12/31/2005       329,805               12/31/2006
1.164    Manufactured Housing   Mobile Home Park                     320,076   12/31/2005       381,153               12/31/2006
1.165    Manufactured Housing   Mobile Home Park                     314,965   12/31/2005       458,347               12/31/2006
1.166    Manufactured Housing   Mobile Home Park                     442,078   12/31/2005       403,355               12/31/2006
1.167    Manufactured Housing   Mobile Home Park                     374,761   12/31/2005       370,415               12/31/2006
1.168    Manufactured Housing   Mobile Home Park                     156,859   12/31/2005       243,339               12/31/2006
1.169    Manufactured Housing   Mobile Home Park                     308,473   12/31/2005       279,024               12/31/2006
1.170    Manufactured Housing   Mobile Home Park                     278,110   12/31/2005       299,899               12/31/2006
1.171    Manufactured Housing   Mobile Home Park                     293,502   12/31/2005       401,357               12/31/2006
1.172    Manufactured Housing   Mobile Home Park                     413,791   12/31/2005       454,880               12/31/2006
1.173    Manufactured Housing   Mobile Home Park                     245,855   12/31/2005       347,399               12/31/2006
1.174    Manufactured Housing   Mobile Home Park                     232,372   12/31/2005       295,586               12/31/2006
1.175    Manufactured Housing   Mobile Home Park                     192,650   12/31/2005       289,120               12/31/2006
1.176    Manufactured Housing   Mobile Home Park                     264,286   12/31/2005       432,692               12/31/2006
1.177    Manufactured Housing   Mobile Home Park                     260,878   12/31/2005       369,512               12/31/2006
1.178    Manufactured Housing   Mobile Home Park                     372,831   12/31/2005       424,492               12/31/2006
1.179    Manufactured Housing   Mobile Home Park                     358,904   12/31/2005       403,244               12/31/2006
1.180    Manufactured Housing   Mobile Home Park                     344,912   12/31/2005       416,951               12/31/2006
1.181    Manufactured Housing   Mobile Home Park                     410,738   12/31/2005       454,427               12/31/2006
1.182    Manufactured Housing   Mobile Home Park                     186,779   12/31/2005       201,006               12/31/2006
1.183    Manufactured Housing   Mobile Home Park                     197,892   12/31/2005       265,369               12/31/2006
1.184    Manufactured Housing   Mobile Home Park                     315,992   12/31/2005       308,475               12/31/2006
1.185    Manufactured Housing   Mobile Home Park                     132,899   12/31/2005       266,665               12/31/2006
1.186    Manufactured Housing   Mobile Home Park                     239,746   12/31/2005       228,683               12/31/2006
1.187    Manufactured Housing   Mobile Home Park                     244,589   12/31/2005       251,228               12/31/2006
1.188    Manufactured Housing   Mobile Home Park                     297,016   12/31/2005       415,845               12/31/2006
1.189    Manufactured Housing   Mobile Home Park                     207,340   12/31/2005       311,773               12/31/2006
1.190    Manufactured Housing   Mobile Home Park                     273,036   12/31/2005       287,667               12/31/2006
1.191    Manufactured Housing   Mobile Home Park                     132,356   12/31/2005       222,663               12/31/2006
1.192    Manufactured Housing   Mobile Home Park                     329,085   12/31/2005       321,847               12/31/2006
1.193    Manufactured Housing   Mobile Home Park                     220,561   12/31/2005       197,809               12/31/2006
1.194    Manufactured Housing   Mobile Home Park                     223,035   12/31/2005       226,160               12/31/2006
1.195    Manufactured Housing   Mobile Home Park                     206,875   12/31/2005       299,840               12/31/2006
1.196    Manufactured Housing   Mobile Home Park                     229,267   12/31/2005       298,493               12/31/2006
1.197    Manufactured Housing   Mobile Home Park                     275,206   12/31/2005       355,086               12/31/2006
1.198    Manufactured Housing   Mobile Home Park                     321,342   12/31/2005       382,144               12/31/2006
1.199    Manufactured Housing   Mobile Home Park                     194,309   12/31/2005       300,305               12/31/2006
1.200    Manufactured Housing   Mobile Home Park                     373,880   12/31/2005       393,250               12/31/2006
1.201    Manufactured Housing   Mobile Home Park                     295,133   12/31/2005       294,375               12/31/2006
1.202    Manufactured Housing   Mobile Home Park                     187,438   12/31/2005       233,597               12/31/2006
1.203    Manufactured Housing   Mobile Home Park                     173,776   12/31/2005       247,323               12/31/2006
1.204    Manufactured Housing   Mobile Home Park                     172,666   12/31/2005       290,547               12/31/2006
1.205    Manufactured Housing   Mobile Home Park                     283,577   12/31/2005       377,589               12/31/2006
1.206    Manufactured Housing   Mobile Home Park                     130,020   12/31/2005       241,851               12/31/2006
1.207    Manufactured Housing   Mobile Home Park                     191,412   12/31/2005       237,760               12/31/2006
1.208    Manufactured Housing   Mobile Home Park                     222,663   12/31/2005       262,169               12/31/2006
1.209    Manufactured Housing   Mobile Home Park                     291,752   12/31/2005       307,002               12/31/2006
1.210    Manufactured Housing   Mobile Home Park                     227,733   12/31/2005       217,052               12/31/2006
1.211    Manufactured Housing   Mobile Home Park                     177,148   12/31/2005       216,483               12/31/2006
1.212    Manufactured Housing   Mobile Home Park                     167,514   12/31/2005       202,794               12/31/2006
1.213    Manufactured Housing   Mobile Home Park                     180,686   12/31/2005       252,252               12/31/2006
1.214    Manufactured Housing   Mobile Home Park                     204,583   12/31/2005       272,102               12/31/2006
1.215    Manufactured Housing   Mobile Home Park                     346,086   12/31/2005       301,785               12/31/2006
1.216    Manufactured Housing   Mobile Home Park                     179,777   12/31/2005       224,484               12/31/2006
1.217    Manufactured Housing   Mobile Home Park                     129,054   12/31/2005       232,701               12/31/2006
1.218    Manufactured Housing   Mobile Home Park                     142,190   12/31/2005       188,822               12/31/2006
1.219    Manufactured Housing   Mobile Home Park                     120,156   12/31/2005       213,453               12/31/2006
1.220    Manufactured Housing   Mobile Home Park                     182,362   12/31/2005       285,788               12/31/2006
1.221    Manufactured Housing   Mobile Home Park                     120,937   12/31/2005       195,113               12/31/2006
1.222    Manufactured Housing   Mobile Home Park                     223,659   12/31/2005       282,702               12/31/2006
1.223    Manufactured Housing   Mobile Home Park                     172,759   12/31/2005       165,259               12/31/2006
1.224    Manufactured Housing   Mobile Home Park                     118,671   12/31/2005       178,173               12/31/2006
1.225    Manufactured Housing   Mobile Home Park                     225,247   12/31/2005       255,355               12/31/2006
1.226    Manufactured Housing   Mobile Home Park                     158,334   12/31/2005       159,831               12/31/2006
1.227    Manufactured Housing   Mobile Home Park                     148,859   12/31/2005       176,751               12/31/2006
1.228    Manufactured Housing   Mobile Home Park                     240,842   12/31/2005       230,177               12/31/2006
1.229    Manufactured Housing   Mobile Home Park                     147,075   12/31/2005       184,704               12/31/2006
1.230    Manufactured Housing   Mobile Home Park                     191,830   12/31/2005       207,882               12/31/2006
1.231    Manufactured Housing   Mobile Home Park                      89,911   12/31/2005       152,306               12/31/2006
1.232    Manufactured Housing   Mobile Home Park                      82,118   12/31/2005       144,303               12/31/2006
1.233    Manufactured Housing   Mobile Home Park                     112,216   12/31/2005       105,344               12/31/2006
1.234    Manufactured Housing   Mobile Home Park                      96,272   12/31/2005       136,946               12/31/2006
1.235    Manufactured Housing   Mobile Home Park                     136,794   12/31/2005       146,643               12/31/2006
1.236    Manufactured Housing   Mobile Home Park                     103,107   12/31/2005       143,517               12/31/2006
1.237    Manufactured Housing   Mobile Home Park                     190,356   12/31/2005       247,972               12/31/2006
1.238    Manufactured Housing   Mobile Home Park                     214,644   12/31/2005       197,541               12/31/2006
1.239    Manufactured Housing   Mobile Home Park                     120,665   12/31/2005       171,830               12/31/2006
1.240    Manufactured Housing   Mobile Home Park                      83,972   12/31/2005        63,715               12/31/2006
1.241    Manufactured Housing   Mobile Home Park                     229,504   12/31/2005       244,199               12/31/2006
1.242    Manufactured Housing   Mobile Home Park                     137,803   12/31/2005       182,667               12/31/2006
1.243    Manufactured Housing   Mobile Home Park                     166,588   12/31/2005       172,738               12/31/2006
1.244    Manufactured Housing   Mobile Home Park                     110,469   12/31/2005       122,172               12/31/2006
1.245    Manufactured Housing   Mobile Home Park                     154,107   12/31/2005       157,223               12/31/2006
1.246    Manufactured Housing   Mobile Home Park                     198,724   12/31/2005       207,629               12/31/2006
1.247    Manufactured Housing   Mobile Home Park                      39,251   12/31/2005       147,807               12/31/2006
1.248    Manufactured Housing   Mobile Home Park                     106,443   12/31/2005       110,734               12/31/2006
1.249    Manufactured Housing   Mobile Home Park                      97,916   12/31/2005       150,691               12/31/2006
1.250    Manufactured Housing   Mobile Home Park                     162,261   12/31/2005       198,612               12/31/2006
1.251    Manufactured Housing   Mobile Home Park                     117,429   12/31/2005       118,858               12/31/2006
1.252    Manufactured Housing   Mobile Home Park                      61,172   12/31/2005       105,926               12/31/2006
1.253    Manufactured Housing   Mobile Home Park                      84,880   12/31/2005        91,281               12/31/2006
1.254    Manufactured Housing   Mobile Home Park                      56,903   12/31/2005        91,228               12/31/2006
1.255    Manufactured Housing   Mobile Home Park                      86,390   12/31/2005       108,788               12/31/2006
1.256    Manufactured Housing   Mobile Home Park                     132,250   12/31/2005        91,065               12/31/2006
1.257    Manufactured Housing   Mobile Home Park                      89,211   12/31/2005        72,308               12/31/2006
1.258    Manufactured Housing   Mobile Home Park                     151,852   12/31/2005       133,568               12/31/2006
1.259    Manufactured Housing   Mobile Home Park                      77,043   12/31/2005        69,085               12/31/2006
1.260    Manufactured Housing   Mobile Home Park                     185,529   12/31/2005       152,243               12/31/2006
1.261    Manufactured Housing   Mobile Home Park                      33,539   12/31/2005        88,101               12/31/2006
1.262    Manufactured Housing   Mobile Home Park                      37,779   12/31/2005        57,251               12/31/2006
1.263    Manufactured Housing   Mobile Home Park                      40,687   12/31/2005        89,402               12/31/2006
1.264    Manufactured Housing   Mobile Home Park                      98,048   12/31/2005       109,144               12/31/2006
1.265    Manufactured Housing   Mobile Home Park                      61,162   12/31/2005       105,778               12/31/2006
1.266    Manufactured Housing   Mobile Home Park                      43,152   12/31/2005        97,966               12/31/2006
1.267    Manufactured Housing   Mobile Home Park                      55,459   12/31/2005        93,980               12/31/2006
1.268    Manufactured Housing   Mobile Home Park                      25,292   12/31/2005        65,410               12/31/2006
1.269    Manufactured Housing   Mobile Home Park                      26,979   12/31/2005        38,607               12/31/2006
1.270    Manufactured Housing   Mobile Home Park                      25,267   12/31/2005        58,924               12/31/2006
1.271    Manufactured Housing   Mobile Home Park                      29,996   12/31/2005        61,165               12/31/2006
1.272    Manufactured Housing   Mobile Home Park                      31,281   12/31/2005        38,108               12/31/2006
1.273    Manufactured Housing   Mobile Home Park                      44,067   12/31/2005        44,334               12/31/2006
1.274    Manufactured Housing   Mobile Home Park                       8,030   12/31/2005        23,108               12/31/2006
  2      Hospitality            Various                           11,838,832   12/31/2005    12,333,708               12/31/2006
 2.01    Hospitality            Limited Service                    3,133,492   12/31/2005     3,497,513               12/31/2006
 2.02    Hospitality            Full Service                       2,675,068   12/31/2005     2,188,209               12/31/2006
 2.03    Hospitality            Limited Service                    1,640,696   12/31/2005     1,739,138               12/31/2006
 2.04    Hospitality            Full Service                       1,254,008   12/31/2005     1,584,099               12/31/2006
 2.05    Hospitality            Limited Service                    1,807,981   12/31/2005     1,826,260               12/31/2006
 2.06    Hospitality            Limited Service                    1,327,587   12/31/2005     1,498,489               12/31/2006
  3      Office                 CBD                                6,571,521   12/31/2005     6,747,602               12/31/2006
  4      Retail                 Anchored                           3,293,676   12/31/2005     4,096,291               12/31/2006
  5      Mixed Use              Office/Retail/Multifamily          2,884,689   12/31/2005     3,129,472               12/31/2006
  6      Industrial             Flex                               4,132,621   12/31/2005     4,606,478               12/31/2006
 6.01    Industrial             Flex                               1,317,812   12/31/2005     1,413,528               12/31/2006
 6.02    Industrial             Flex                               1,156,585   12/31/2005     1,234,032               12/31/2006
 6.03    Industrial             Flex                                 467,876   12/31/2005       686,079               12/31/2006
 6.04    Industrial             Flex                                 632,740   12/31/2005       645,511               12/31/2006
 6.05    Industrial             Flex                                 322,870   12/31/2005       306,079               12/31/2006
 6.06    Industrial             Flex                                 234,738   12/31/2005       321,249               12/31/2006
  7      Various                Various                                                       3,761,210               12/31/2005
 7.01    Office                 Suburban                                                      1,629,882               12/31/2005
 7.02    Retail                 Anchored                                                        979,335               12/31/2005
 7.03    Mixed Use              Office/Retail                                                   486,898               12/31/2005
 7.04    Office                 Suburban                                                        665,095               12/31/2005
  8      Hospitality            Full Service                       3,496,517   12/31/2005     3,675,390               12/31/2006
  9      Office                 CBD                                3,984,521   12/31/2005     3,784,021               12/31/2006
  10     Mixed Use              Office/Retail                                                 3,123,464               12/31/2005
  11     Office                 Suburban                           1,479,476   12/31/2005     2,408,332               12/31/2006
  12     Retail                 Anchored                           3,063,716   12/31/2004     3,732,149               12/31/2005
  13     Manufactured Housing   Mobile Home Park
13.01    Manufactured Housing   Mobile Home Park
13.02    Manufactured Housing   Mobile Home Park
13.03    Manufactured Housing   Mobile Home Park
13.04    Manufactured Housing   Mobile Home Park
13.05    Manufactured Housing   Mobile Home Park
13.06    Manufactured Housing   Mobile Home Park
13.07    Manufactured Housing   Mobile Home Park
  14     Industrial             Warehouse/Distribution
  15     Mixed Use              Retail/Office/Multifamily
  16     Retail                 Anchored                           1,357,213   12/31/2005     1,747,286               12/31/2006
  17     Retail                 Anchored                           1,360,424   12/31/2005     1,896,166               12/31/2006
  18     Retail                 Anchored                             253,905   12/31/2004       341,713               12/31/2005
  19     Multifamily            Garden                             1,046,364   7/31/2007        943,856      7/31/2007 (T-6 Ann.)
                                                                               (T-3 Ann.)
  20     Hospitality            Limited Service
  21     Retail                 Single Tenant
  22     Retail                 Anchored                           2,055,893   12/31/2005     2,095,691               12/31/2006
  23     Office                 CBD                                                           1,170,088               12/31/2005
  24     Retail                 Anchored                           2,276,669   12/31/2005     2,182,844               12/31/2006
  25     Office                 Medical
  26     Multifamily            Mid/High Rise
  27     Office                 Suburban                           2,172,485   12/31/2004     1,873,608               12/31/2005
  28     Retail                 Anchored                           1,874,828   12/31/2005     1,811,468               12/31/2006
  29     Office                 Suburban                           1,809,553   12/31/2005     1,997,095               12/31/2006
  30     Retail                 Anchored                           1,833,379   12/31/2004     1,769,107               12/31/2005
  31     Office                 Medical
31.01    Office                 Medical
31.02    Office                 Medical
  32     Office                 Suburban
  33     Retail                 Anchored
  34     Retail                 Anchored
  35     Industrial             Warehouse
  36     Retail                 Anchored                           1,192,204   12/31/2004     1,419,924               12/31/2005
  37     Mixed Use              Industrial/Office
  38     Industrial             Warehouse
  39     Retail                 Shadow Anchored                      398,484   12/31/2005       918,709               12/31/2006
  40     Retail                 Anchored                             836,049   12/31/2005       745,238               12/31/2006
  41     Mixed Use              Office/Retail                      1,225,716   12/31/2005     1,244,946               12/31/2006
  42     Multifamily            Garden                             1,156,508   12/31/2005     1,103,884               12/31/2006
  43     Retail                 Anchored                           1,139,097   12/31/2005     1,174,805               12/31/2006
  44     Office                 Suburban
  45     Retail                 Anchored                                                        768,047               12/31/2006
  46     Office                 Suburban
46.01    Office                 Suburban                             429,132   12/31/2005       439,937               12/31/2006
46.02    Office                 Suburban
46.03    Office                 Suburban                                                        271,715               12/31/2005
46.04    Office                 Suburban                             105,833   12/31/2005       124,025               12/31/2006
  47     Office                 Medical                            1,178,131   12/31/2005     1,193,625               12/31/2006
  48     Office                 CBD                                  945,350   12/31/2005     1,033,657               12/31/2006
  49     Hospitality            Limited Service
  50     Retail                 Shadow Anchored                      641,190    3/30/2005       668,566                3/30/2006
  51     Office                 Suburban                           1,593,220   12/31/2005       960,721               12/31/2006
  52     Retail                 Anchored                             707,430   12/31/2004       717,434               12/31/2005
  53     Self Storage           Self Storage
53.01    Self Storage           Self Storage                         205,864   12/31/2005       335,079               12/31/2006
53.02    Self Storage           Self Storage
53.03    Self Storage           Self Storage                         120,775   12/31/2005       317,561               12/31/2006
  54     Hospitality            Limited Service                    1,505,735   12/31/2005     1,691,100               12/31/2006
  55     Industrial             Warehouse                                                     1,168,289               12/31/2005
  56     Hospitality            Focused Service                                               1,069,884               12/31/2006
  57     Hospitality            Limited Service
  58     Office                 Suburban                             983,430   12/31/2004       904,789               12/31/2005
58.01    Office                 Suburban                             445,211   12/31/2004       429,016               12/31/2005
58.02    Office                 Suburban                             312,530   12/31/2004       236,753               12/31/2005
58.03    Office                 Suburban                             225,689   12/31/2004       239,020               12/31/2005
  59     Various                Various                              854,591   12/31/2004       923,261               12/31/2005
59.01    Multifamily            Garden                               315,501   12/31/2004       402,189               12/31/2005
59.02    Multifamily            Garden                               313,972   12/31/2004       299,861               12/31/2005
59.03    Multifamily            Garden                               151,452   12/31/2004       155,241               12/31/2005
59.04    Self Storage           Self Storage                          73,666   12/31/2004        65,970               12/31/2005
  60     Mixed Use              Retail/Multifamily                   100,495   12/31/2005       382,926               12/31/2006
  61     Retail                 Unanchored                                                      726,058               12/31/2006
  62     Mixed Use              Office/Retail                                                   835,737               12/31/2006
  63     Retail                 Anchored
  64     Retail                 Anchored
  65     Various                Various
65.01    Mixed Use              Multifamily/Office/Retail
65.02    Mixed Use              Multifamily/Retail
65.03    Retail                 Single Tenant
65.04    Mixed Use              Multifamily/Retail
65.05    Mixed Use              Multifamily/Office/Retail
65.06    Mixed Use              Multifamily/Retail
65.07    Mixed Use              Multifamily/Retail
  66     Office                 Suburban
  67     Multifamily            Garden                                                          727,369               12/31/2006
  68     Various                Various                              588,015   12/31/2004       716,320               12/31/2005
68.01    Industrial             Flex                                                            398,629               12/31/2005
68.02    Office                 Suburban                                                        317,691               12/31/2005
  69     Industrial             Flex
  70     Retail                 Anchored                             617,534   12/31/2005       738,020               12/31/2006
  71     Self Storage           Self Storage                         280,708   12/31/2005       531,325               12/31/2006
         Retail                 Various                              513,030      Various       881,852                  Various
  72     Retail                 Anchored                                                        442,982               12/31/2005
  73     Retail                 Unanchored                           513,030   12/31/2005       438,870               12/31/2006
  74     Office                 Suburban                             942,889   12/31/2005       714,373               12/31/2006
  75     Multifamily            Garden                               865,588   12/31/2005     1,028,909               12/31/2006
  76     Mixed Use              Office/Retail                        930,545   12/31/2005       936,295               12/31/2006
  77     Retail                 Anchored
  78     Office                 Suburban                             709,404   12/31/2004       557,135               12/31/2005
  79     Retail                 Unanchored
  80     Office                 CBD                                1,969,480   12/31/2005     2,579,153               12/31/2006
  81     Multifamily            Garden                               512,950   12/31/2005       646,372               12/31/2006
  82     Office                 Suburban                             613,976   12/31/2005       616,463               12/31/2006
  83     Multifamily            Garden                                                          374,160               12/31/2006
  84     Retail                 Unanchored
  85     Retail                 Shadow Anchored                                                 626,014               12/31/2005
  86     Industrial             Flex
  87     Manufactured Housing   Mobile Home Park                                                581,872               12/31/2005
  88     Retail                 Unanchored                           556,115   12/31/2005       429,813               12/31/2006
  89     Office                 Various
89.01    Office                 Medical                              316,931   12/31/2005       333,141               12/31/2006
89.02    Office                 Suburban                                                        165,178               12/31/2006
89.03    Office                 Suburban                             135,879   12/31/2005       123,849               12/31/2006
89.04    Office                 Suburban                             132,914   12/31/2005       140,616               12/31/2006
  90     Retail                 Shadow Anchored
  91     Industrial             Warehouse                            428,098   12/31/2005       524,868               12/31/2006
  92     Hospitality            Limited Service                      646,495   12/31/2005       699,165               12/31/2006
  93     Self Storage           Self Storage                                                    445,373               12/31/2006
  94     Retail                 Unanchored                           516,570   12/31/2005       487,381               12/31/2006
  95     Retail                 Single Tenant
  96     Retail                 Anchored
  97     Industrial             Flex
  98     Office                 Suburban
  99     Self Storage           Self Storage                         688,202   12/31/2005       730,870               12/31/2006
 100     Self Storage           Self Storage                         571,446   12/31/2005       594,547               12/31/2006
 101     Office                 Medical                            1,193,999   12/31/2005     1,230,001               12/31/2006
 102     Retail                 Unanchored
 103     Multifamily            Garden
 104     Retail                 Anchored                             675,114   12/31/2004       692,276               12/31/2005
 105     Retail                 Shadow Anchored                      324,980   12/31/2005       335,838               12/31/2006
 106     Hospitality            Limited Service                      911,083   12/31/2005     1,095,003               12/31/2006
 107     Multifamily            Garden                               590,185   12/31/2005       512,786               12/31/2006
 108     Multifamily            Garden
 109     Office                 Suburban                             439,177   12/31/2004       530,525               12/31/2005
 110     Self Storage           Self Storage                         179,656   12/31/2005       305,177               12/31/2006
 111     Retail                 Unanchored                                                      302,047               12/31/2006
 112     Retail                 Shadow Anchored
 113     Office                 Suburban                             639,747   12/31/2005       653,146               12/31/2006
 114     Self Storage           Self Storage                         448,363   12/31/2005       522,008               12/31/2006
 115     Office                 Medical
 116     Office                 Medical
 117     Retail                 Unanchored
 118     Self Storage           Self Storage                         787,440   12/31/2005       691,050               12/31/2006
 119     Multifamily            Garden                                                          325,632               12/31/2006
 120     Retail                 Anchored                             131,948   12/31/2005       431,001               12/31/2006
 121     Office                 Suburban                             527,551   12/31/2005       579,319               12/31/2006
 122     Office                 Suburban                             260,119   12/31/2005       315,508               12/31/2006
 123     Retail                 Single Tenant
 124     Mixed Use              Office/Retail
 125     Industrial             Warehouse                            510,057   12/31/2005       531,732               12/31/2006
 126     Self Storage           Self Storage                         331,919   12/31/2005       415,271               12/31/2006
 127     Self Storage           Self Storage                         329,382   12/31/2005       525,963               12/31/2006
 128     Retail                 Unanchored                                                      464,630               12/31/2005
 129     Hospitality            Limited Service                      641,362   12/31/2005       786,200               12/31/2006
 130     Retail                 Anchored                             208,131   12/31/2005       286,299               12/31/2006
 131     Self Storage           Self Storage                         430,024   12/31/2005       389,168               12/31/2006
 132     Retail                 Unanchored
 133     Retail                 Shadow Anchored                                                 172,626               12/31/2006
 134     Retail                 Unanchored                                                      425,698               12/31/2005
 135     Retail                 Unanchored
 136     Self Storage           Self Storage                         523,517   12/31/2005       533,307               12/31/2006
 137     Self Storage           Self Storage                         454,980   12/31/2005       415,994               12/31/2006
 138     Industrial             Warehouse                            343,419   12/31/2005       364,820               12/31/2006
 139     Self Storage           Self Storage                                                    381,217               12/31/2006
139.01   Self Storage           Self Storage                                                    109,298               12/31/2006
139.02   Self Storage           Self Storage                                                     90,572               12/31/2006
139.03   Self Storage           Self Storage                                                     51,162               12/31/2006
139.04   Self Storage           Self Storage                                                     39,240               12/31/2006
139.05   Self Storage           Self Storage                                                     31,687               12/31/2006
139.06   Self Storage           Self Storage                                                     59,258               12/31/2006
 140     Retail                 Shadow Anchored
 141     Self Storage           Self Storage                         278,905   12/31/2005       391,251               12/31/2006
 142     Office                 Suburban                                                        382,618    12/31/2005 (T-10 Ann.)
 143     Manufactured Housing   Mobile Home Park                                                346,731               12/31/2005
 144     Retail                 Unanchored
 145     Self Storage           Self Storage                         357,000   12/31/2005       402,830               12/31/2006
 146     Multifamily            Garden
 147     Healthcare             Healthcare
 148     Office                 Medical                                                         399,107               12/31/2005
 149     Retail                 Anchored
 150     Office                 Medical                                                         301,791               12/31/2005
 151     Retail                 Shadow Anchored
 152     Retail                 Shadow Anchored
 153     Office                 Suburban                                                        311,306               12/31/2005
 154     Retail                 Single Tenant
 155     Office                 Medical                              353,919   12/31/2005       381,697               12/31/2006
 156     Retail                 Anchored                                                        923,811               12/31/2005
 157     Retail                 Unanchored                           360,013   12/31/2005       353,472               12/31/2006
 158     Manufactured Housing   Mobile Home Park                     301,616   12/31/2005       352,609               12/31/2006
 159     Mixed Use              Mobile Home Park/Self Storage        231,770   12/31/2005       310,922               12/31/2006
 160     Office                 Suburban                             229,144   12/31/2005       198,887               12/31/2006
 161     Retail                 Unanchored                           295,594   12/31/2004       279,747               12/31/2005
 162     Multifamily            Garden                               304,124   12/31/2005       311,248               12/31/2006
 163     Office                 Suburban                             462,243   12/31/2004       419,505               12/31/2005
 164     Retail                 Shadow Anchored                      292,207   12/31/2005       302,600               12/31/2006
 165     Multifamily            Garden
 166     Retail                 Shadow Anchored
 167     Self Storage           Self Storage                         300,749   12/31/2005       289,329               12/31/2006
 168     Retail                 Anchored
 169     Retail                 Single Tenant
 170     Manufactured Housing   Mobile Home Park                     336,610   12/31/2005       415,469               12/31/2006
 171     Self Storage           Self Storage                         272,326   12/31/2005       287,597               12/31/2006
 172     Self Storage           Self Storage                         273,959   12/31/2005       298,085               12/31/2006
 173     Industrial             Warehouse
 174     Self Storage           Self Storage                         214,813   12/31/2005       215,939               12/31/2006
 175     Self Storage           Self Storage                          70,382   12/31/2005       127,448           6/30/2006 (TTM)
 176     Various                Various                                                         367,374               12/31/2006
176.01   Retail                 Unanchored                                                      136,540               12/31/2006
176.02   Industrial             Flex                                                            131,648               12/31/2006
176.03   Mixed Use              Retail/Flex                                                      99,186               12/31/2006
 177     Hospitality            Limited Service                      483,771   12/31/2005       546,230               12/31/2006
 178     Retail                 Shadow Anchored                                                 225,161               12/31/2006
 179     Mixed Use              Retail/Office                        276,892   12/31/2005       263,112               12/31/2006
 180     Retail                 Unanchored                           273,766   12/31/2005       282,798               12/31/2006
 181     Office                 Medical
 182     Industrial             Office/Warehouse
 183     Hospitality            Full Service
 184     Self Storage           Self Storage                         282,957   12/31/2005       271,026               12/31/2006
 185     Retail                 Unanchored
 186     Self Storage           Self Storage                                                    447,747               12/31/2005
 187     Retail                 Unanchored
 188     Retail                 Single Tenant
 189     Mixed Use              Retail/Office
 190     Self Storage           Self Storage                                                    225,529               12/31/2006
 191     Office                 Suburban                             241,482   12/31/2005       246,028               12/31/2006
 192     Retail                 Unanchored
 193     Retail                 Anchored                                                        265,582               12/31/2005
 194     Retail                 Unanchored
 195     Retail                 Unanchored                                                      217,831               12/31/2005
 196     Self Storage           Self Storage                         201,131   12/31/2005       205,026               12/31/2006
 197     Self Storage           Self Storage                         197,029   12/31/2005       231,467               12/31/2006
 198     Retail                 Unanchored                           559,069   12/31/2004       600,074               12/31/2005
 199     Retail                 Unanchored                           456,363   12/31/2005       493,350               12/31/2006
 200     Retail                 Unanchored
 201     Industrial             Warehouse
 202     Self Storage           Self Storage                         247,087   12/31/2005       264,449               12/31/2006
 203     Industrial             Flex                                 275,468   12/31/2005       254,415               12/31/2006
 204     Retail                 Unanchored                                                      152,700               12/31/2006
 205     Retail                 Unanchored
 206     Retail                 Unanchored                                                      198,400               12/31/2005
 207     Retail                 Unanchored                            60,261   12/31/2005       104,357               12/31/2006
 208     Retail                 Shadow Anchored
 209     Mixed Use              Retail/Office                                                   185,778               12/31/2005
 210     Self Storage           Self Storage                                                    193,531               12/31/2006
 211     Retail                 Unanchored
 212     Retail                 Unanchored
 213     Mixed Use              Retail/Office/Multifamily            196,255   12/31/2005       197,409               12/31/2006
 214     Retail                 Unanchored
 215     Multifamily            Mid/High Rise
 216     Multifamily            Garden                               146,481   12/31/2005       147,280               12/31/2006
 217     Retail                 Unanchored
 218     Retail                 Anchored
 219     Retail                 Unanchored
 220     Retail                 Anchored
 221     Office                 Medical
 222     Retail                 Unanchored                            93,122   12/31/2005        52,069               12/31/2006
 223     Self Storage           Self Storage                         537,222   12/31/2005       545,496               12/31/2006
 224     Industrial             Flex                                 188,648   12/31/2005       256,574               12/31/2006
 225     Mixed Use              Office/Retail                                                   120,708               12/31/2005
 226     Self Storage           Self Storage
 227     Retail                 Unanchored                           138,669   12/31/2005       171,896               12/31/2006
 228     Retail                 Unanchored
 229     Self Storage           Self Storage                         125,783   12/31/2005       140,799               12/31/2006
 230     Mixed Use              Multifamily/Retail                   140,143   12/31/2005       138,230               12/31/2006
 231     Retail                 Shadow Anchored
 232     Multifamily            Mid/High Rise
 233     Self Storage           Self Storage
 234     Manufactured Housing   Mobile Home Park                      95,447   12/31/2005       107,145               12/31/2006
 235     Retail                 Unanchored                                                      100,088               12/31/2005
 236     Retail                 Shadow Anchored                       91,800   12/31/2005       101,824               12/31/2006
 237     Retail                 Shadow Anchored                                                  83,180               12/31/2005
 238     Multifamily            Cooperative
 239     Self Storage           Self Storage                         215,250   12/31/2005       267,211               12/31/2006
 240     Office                 Medical
 241     Retail                 Unanchored                                                      149,387               12/31/2005
 242     Multifamily            Garden
 243     Mixed Use              Office/Retail                         88,350   12/31/2005        94,809               12/31/2006
 244     Industrial             Warehouse/Distribution                                           79,527               12/31/2006
 245     Industrial             Manufacturing                                                   174,756               12/31/2005
 246     Self Storage           Self Storage

            MOST                 MOST                                                                                 UW
           RECENT               RECENT                UW           UW            UW             UW        DSCR (X)(2,3,4,8,9,10,14,
LOAN #     NOI ($)             NOI DATE            REVENUES     EXPENSES       NOI ($)      NCF ($)(2)         15,16,17,19,21)
------------------------------------------------------------------------------------------------------------------------------------

  1      149,331,279   4/30/2007 (TTM)            213,097,027   54,201,845   158,895,181    156,037,181               1.50
1.001      3,137,381   4/30/2007 (TTM)              3,983,506      730,834     3,252,672      3,206,122
1.002      2,303,647   4/30/2007 (TTM)              3,199,738      695,991     2,503,746      2,470,496
1.003      2,094,325   4/30/2007 (TTM)              2,858,182      625,574     2,232,607      2,200,507
1.004      1,975,281   4/30/2007 (TTM)              2,717,468      760,335     1,957,133      1,936,833
1.005      1,735,132   4/30/2007 (TTM)              2,441,850      601,993     1,839,857      1,815,407
1.006      2,098,716   4/30/2007 (TTM)              3,182,436    1,031,675     2,150,761      2,108,261
1.007      1,656,382   4/30/2007 (TTM)              1,976,594      250,264     1,726,330      1,707,380
1.008      1,704,712   4/30/2007 (TTM)              2,074,549      257,203     1,817,346      1,800,396
1.009      1,754,168   4/30/2007 (TTM)              2,194,729      342,992     1,851,738      1,827,488
1.010      1,817,194   4/30/2007 (TTM)              2,156,935      276,089     1,880,846      1,859,346
1.011      1,350,283   4/30/2007 (TTM)              1,944,617      447,045     1,497,572      1,477,372
1.012      1,340,216   4/30/2007 (TTM)              1,591,536      191,089     1,400,448      1,384,298
1.013      1,631,228   4/30/2007 (TTM)              2,329,105      475,860     1,853,245      1,827,895
1.014      1,083,514   4/30/2007 (TTM)              1,567,022      445,252     1,121,770      1,103,670
1.015      1,469,779   4/30/2007 (TTM)              1,835,204      245,239     1,589,965      1,574,815
1.016      1,377,386   4/30/2007 (TTM)              1,928,335      426,142     1,502,193      1,476,693
1.017      1,087,769   4/30/2007 (TTM)              1,344,584      199,343     1,145,241      1,131,591
1.018      1,167,558   4/30/2007 (TTM)              1,495,473      279,222     1,216,251      1,198,501
1.019      1,043,009   4/30/2007 (TTM)              2,369,568    1,179,683     1,189,885      1,149,585
1.020      1,196,908   4/30/2007 (TTM)              1,598,116      295,683     1,302,433      1,288,083
1.021        966,790   4/30/2007 (TTM)              1,233,888      214,134     1,019,753      1,007,303
1.022      1,259,880   4/30/2007 (TTM)              1,807,870      483,586     1,324,284      1,302,484
1.023      1,241,417   4/30/2007 (TTM)              1,629,526      273,321     1,356,205      1,340,505
1.024      1,003,585   4/30/2007 (TTM)              1,652,055      573,425     1,078,630      1,065,780
1.025      1,277,008   4/30/2007 (TTM)              1,692,278      306,255     1,386,023      1,355,923
1.026      1,200,402   4/30/2007 (TTM)              1,627,139      337,468     1,289,671      1,268,421
1.027        995,836   4/30/2007 (TTM)              1,151,064      132,476     1,018,589      1,008,189
1.028      1,017,125   4/30/2007 (TTM)              1,237,045      187,476     1,049,569      1,038,169
1.029        978,413   4/30/2007 (TTM)              1,349,087      301,007     1,048,080      1,033,080
1.030      1,156,615   4/30/2007 (TTM)              1,455,057      237,449     1,217,608      1,201,508
1.031        894,103   4/30/2007 (TTM)              1,082,573      139,455       943,118        932,568
1.032        883,747   4/30/2007 (TTM)              1,101,446      207,392       894,054        877,504
1.033        977,218   4/30/2007 (TTM)              1,425,851      394,694     1,031,158      1,012,308
1.034      1,402,817   4/30/2007 (TTM)              1,673,856      184,217     1,489,639      1,467,489
1.035        887,780   4/30/2007 (TTM)              1,361,393      427,746       933,647        914,397
1.036        962,559   4/30/2007 (TTM)              1,286,426      304,926       981,500        966,400
1.037        814,012   4/30/2007 (TTM)              1,268,412      401,451       866,961        849,261
1.038        960,473   4/30/2007 (TTM)              1,322,683      295,573     1,027,109      1,013,759
1.039        792,341   4/30/2007 (TTM)                951,996      128,173       823,824        813,374
1.040        835,803   4/30/2007 (TTM)              1,297,672      385,237       912,435        889,035
1.041        902,244   4/30/2007 (TTM)              1,271,919      325,728       946,191        928,191
1.042        751,685   4/30/2007 (TTM)              1,103,659      289,921       813,739        796,589
1.043        947,576   4/30/2007 (TTM)              1,349,750      370,177       979,574        962,574
1.044        959,621   4/30/2007 (TTM)              1,665,139      602,170     1,062,969      1,037,069
1.045        537,123   4/30/2007 (TTM)                866,959      265,034       601,924        587,524
1.046        826,743   4/30/2007 (TTM)              1,033,252      167,084       866,168        856,168
1.047        711,692   4/30/2007 (TTM)                970,008      210,405       759,603        746,603
1.048        855,595   4/30/2007 (TTM)              1,245,381      390,847       854,534        836,734
1.049        709,682   4/30/2007 (TTM)              1,048,897      278,732       770,165        755,565
1.050        231,189   4/30/2007 (TTM)                417,427      140,377       277,050        270,750
1.051        712,953   4/30/2007 (TTM)                832,144      120,574       711,570        701,170
1.052        776,513   4/30/2007 (TTM)              1,068,872      234,748       834,124        823,974
1.053        779,379   4/30/2007 (TTM)              1,094,787      240,394       854,393        841,193
1.054        834,580   4/30/2007 (TTM)              1,138,677      304,955       833,722        811,772
1.055        773,582   4/30/2007 (TTM)              1,049,167      271,875       777,292        765,792
1.056        867,448   4/30/2007 (TTM)              1,230,673      311,316       919,357        902,257
1.057        686,394   4/30/2007 (TTM)                842,698      128,844       713,854        702,004
1.058        717,181   4/30/2007 (TTM)              1,063,945      292,830       771,115        757,365
1.059        587,577   4/30/2007 (TTM)              1,054,235      471,850       582,384        561,084
1.060        528,951   4/30/2007 (TTM)                812,128      275,631       536,497        525,797
1.061        939,807   4/30/2007 (TTM)              1,241,202      243,179       998,023        977,623
1.062        609,258   4/30/2007 (TTM)                987,108      320,771       666,337        655,037
1.063        713,045   4/30/2007 (TTM)                913,912      163,294       750,618        740,418
1.064        671,878   4/30/2007 (TTM)              1,157,407      456,434       700,973        694,173
1.065        932,414   4/30/2007 (TTM)              1,291,037      277,627     1,013,410      1,001,060
1.066        702,438   4/30/2007 (TTM)              1,058,128      339,018       719,111        705,261
1.067        680,126   4/30/2007 (TTM)                839,249      127,516       711,733        701,983
1.068        745,215   4/30/2007 (TTM)                940,549      131,336       809,213        800,063
1.069        746,836   4/30/2007 (TTM)                974,382      182,460       791,923        780,323
1.070        733,147   4/30/2007 (TTM)                835,867       55,585       780,282        773,282
1.071        885,265   4/30/2007 (TTM)              1,071,303      178,008       893,295        883,545
1.072        646,242   4/30/2007 (TTM)                963,024      248,787       714,237        703,987
1.073        643,726   4/30/2007 (TTM)                754,212      104,144       650,068        640,768
1.074        758,893   4/30/2007 (TTM)              1,143,279      358,935       784,344        764,544
1.075        668,964   4/30/2007 (TTM)                940,871      240,165       700,706        687,056
1.076        562,587   4/30/2007 (TTM)                761,520      166,465       595,055        586,555
1.077        705,376   4/30/2007 (TTM)                948,703      194,928       753,774        744,424
1.078        605,654   4/30/2007 (TTM)                940,071      284,847       655,224        640,724
1.079        720,593   4/30/2007 (TTM)                890,619      138,651       751,968        741,918
1.080        719,614   4/30/2007 (TTM)                995,369      244,000       751,369        735,869
1.081        662,191   4/30/2007 (TTM)              1,001,778      296,879       704,899        693,299
1.082        539,220   4/30/2007 (TTM)                858,266      235,594       622,672        613,772
1.083        603,084   4/30/2007 (TTM)                907,710      255,809       651,900        643,550
1.084        639,220   4/30/2007 (TTM)                760,407      102,646       657,762        647,112
1.085        620,008   4/30/2007 (TTM)                828,166      197,732       630,434        622,984
1.086        615,032   4/30/2007 (TTM)                872,309      206,287       666,023        653,773
1.087        549,529   4/30/2007 (TTM)                793,136      160,459       632,677        621,677
1.088        683,234   4/30/2007 (TTM)                965,239      255,589       709,650        696,850
1.089        667,302   4/30/2007 (TTM)              1,212,799      484,710       728,089        715,539
1.090        564,685   4/30/2007 (TTM)                883,480      250,853       632,627        618,777
1.091        745,508   4/30/2007 (TTM)              1,104,491      304,185       800,305        785,255
1.092        829,291   4/30/2007 (TTM)              1,031,352      129,944       901,408        890,958
1.093        526,890   4/30/2007 (TTM)                672,016      117,510       554,506        544,956
1.094        528,714   4/30/2007 (TTM)                733,952      153,605       580,347        571,397
1.095        572,330   4/30/2007 (TTM)                850,688      259,132       591,556        575,706
1.096        567,292   4/30/2007 (TTM)                758,398      163,462       594,936        584,236
1.097        578,796   4/30/2007 (TTM)                890,771      252,731       638,040        628,890
1.098        633,484   4/30/2007 (TTM)                864,032      208,987       655,045        644,245
1.099        492,939   4/30/2007 (TTM)                662,049      155,651       506,397        500,797
1.100        463,386   4/30/2007 (TTM)                814,031      249,951       564,081        555,781
1.101        509,248   4/30/2007 (TTM)                676,805      123,165       553,640        544,940
1.102        545,364   4/30/2007 (TTM)                815,127      211,126       604,001        590,501
1.103        331,743   4/30/2007 (TTM)                644,450      341,529       302,920        296,920
1.104        789,671   4/30/2007 (TTM)              1,155,392      283,695       871,697        857,647
1.105        501,612   4/30/2007 (TTM)                818,066      298,941       519,124        510,024
1.106        471,277   4/30/2007 (TTM)                674,030      134,138       539,892        530,842
1.107        468,767   4/30/2007 (TTM)              1,043,930      514,886       529,044        503,044
1.108        351,506   4/30/2007 (TTM)                576,005      197,466       378,539        365,839
1.109        498,662   4/30/2007 (TTM)                683,879      166,806       517,073        510,273
1.110        576,536   4/30/2007 (TTM)                778,475      182,288       596,188        583,688
1.111        479,970   4/30/2007 (TTM)                830,088      250,002       580,087        560,737
1.112        522,640   4/30/2007 (TTM)                744,888      200,907       543,981        533,831
1.113        528,762   4/30/2007 (TTM)                672,653      101,986       570,667        563,467
1.114        382,240   4/30/2007 (TTM)                698,923      266,431       432,493        422,193
1.115        585,036   4/30/2007 (TTM)                778,146      167,600       610,545        597,595
1.116        479,194   4/30/2007 (TTM)                643,955      130,177       513,778        506,578
1.117        531,068   4/30/2007 (TTM)                760,239      200,065       560,174        548,124
1.118        538,504   4/30/2007 (TTM)                923,360      345,284       578,076        560,576
1.119        375,610   4/30/2007 (TTM)                495,508       99,310       396,199        391,199
1.120        376,240   4/30/2007 (TTM)                538,779      142,945       395,834        389,434
1.121        459,475   4/30/2007 (TTM)                777,918      239,017       538,901        524,601
1.122        477,482   4/30/2007 (TTM)                543,011       61,945       481,067        475,417
1.123        451,801   4/30/2007 (TTM)                876,224      428,793       447,432        426,982
1.124        639,309   4/30/2007 (TTM)                945,613      287,570       658,044        643,094
1.125        515,280   4/30/2007 (TTM)                725,894      183,506       542,387        533,337
1.126        615,543   4/30/2007 (TTM)                906,603      250,153       656,450        645,950
1.127        330,048   4/30/2007 (TTM)                625,067      262,261       362,806        352,656
1.128        516,062   4/30/2007 (TTM)                604,272       60,868       543,404        535,354
1.129        469,214   4/30/2007 (TTM)                702,955      211,729       491,226        479,876
1.130        530,568   4/30/2007 (TTM)                892,179      376,919       515,261        499,311
1.131        396,156   4/30/2007 (TTM)                604,359      161,494       442,865        434,515
1.132        511,300   4/30/2007 (TTM)                704,614      162,260       542,354        534,554
1.133        453,800   4/30/2007 (TTM)                633,165      152,632       480,534        468,234
1.134        306,985   4/30/2007 (TTM)                466,987      123,914       343,073        337,173
1.135        429,031   4/30/2007 (TTM)                614,102      117,851       496,251        487,251
1.136        452,731   4/30/2007 (TTM)                641,956      154,815       487,141        476,791
1.137        543,986   4/30/2007 (TTM)                819,347      245,931       573,416        562,066
1.138        572,013   4/30/2007 (TTM)                875,753      257,576       618,177        601,427
1.139        528,759   4/30/2007 (TTM)                737,597      213,966       523,631        513,631
1.140        362,897   4/30/2007 (TTM)                631,689      267,662       364,027        352,327
1.141        450,262   4/30/2007 (TTM)                643,719      161,445       482,274        472,624
1.142        643,820   4/30/2007 (TTM)                940,173      268,554       671,619        659,019
1.143        386,064   4/30/2007 (TTM)                627,561      152,874       474,687        464,687
1.144        523,058   4/30/2007 (TTM)                767,260      208,937       558,323        548,223
1.145        435,524   4/30/2007 (TTM)                590,529      130,929       459,600        452,600
1.146        416,540   4/30/2007 (TTM)                588,823      148,408       440,415        432,615
1.147        315,566   4/30/2007 (TTM)                727,930      355,228       372,702        357,402
1.148        392,319   4/30/2007 (TTM)                625,064      182,117       442,946        435,696
1.149        448,134   4/30/2007 (TTM)                625,555      134,975       490,579        484,029
1.150        421,821   4/30/2007 (TTM)                618,479      150,234       468,244        461,944
1.151        518,850   4/30/2007 (TTM)                890,639      323,957       566,682        548,532
1.152        380,732   4/30/2007 (TTM)                609,713      219,952       389,761        385,661
1.153        367,484   4/30/2007 (TTM)                540,066      143,239       396,827        388,277
1.154        486,909   4/30/2007 (TTM)                582,074       59,281       522,793        516,293
1.155        392,219   4/30/2007 (TTM)                568,440      150,074       418,365        408,165
1.156        622,199   4/30/2007 (TTM)                896,519      222,555       673,964        659,764
1.157        561,705   4/30/2007 (TTM)                860,506      320,364       540,141        513,241
1.158        387,803   4/30/2007 (TTM)                627,800      239,985       387,815        378,765
1.159        470,720   4/30/2007 (TTM)                619,824      127,710       492,114        485,014
1.160        373,148   4/30/2007 (TTM)                466,970       96,185       370,785        366,135
1.161        374,040   4/30/2007 (TTM)                533,184      121,475       411,709        405,159
1.162        410,434   4/30/2007 (TTM)                500,205       74,643       425,562        419,662
1.163        351,753   4/30/2007 (TTM)                642,270      238,050       404,219        394,569
1.164        408,421   4/30/2007 (TTM)                542,449      101,504       440,945        433,245
1.165        438,966   4/30/2007 (TTM)                577,506      126,563       450,943        443,843
1.166        432,260   4/30/2007 (TTM)                639,340      180,297       459,043        449,493
1.167        395,214   4/30/2007 (TTM)                467,380       63,472       403,907        398,307
1.168        269,328   4/30/2007 (TTM)                388,564       87,605       300,959        294,109
1.169        268,990   4/30/2007 (TTM)                455,563      154,709       300,855        292,155
1.170        311,110   4/30/2007 (TTM)                520,691      149,988       370,702        365,702
1.171        422,107   4/30/2007 (TTM)                530,141       94,471       435,670        429,770
1.172        456,317   4/30/2007 (TTM)                696,636      182,587       514,049        503,399
1.173        365,916   4/30/2007 (TTM)                498,425      112,829       385,595        379,595
1.174        293,927   4/30/2007 (TTM)                500,346      178,780       321,567        315,517
1.175        288,689   4/30/2007 (TTM)                514,262      180,615       333,647        325,997
1.176        447,715   4/30/2007 (TTM)                663,866      186,262       477,603        467,853
1.177        341,950   4/30/2007 (TTM)                545,223      193,380       351,842        342,292
1.178        430,499   4/30/2007 (TTM)                594,217      142,587       451,631        443,681
1.179        401,211   4/30/2007 (TTM)                517,721       79,516       438,205        431,805
1.180        434,879   4/30/2007 (TTM)                658,442      216,929       441,513        429,513
1.181        464,136   4/30/2007 (TTM)                629,650      139,250       490,400        483,050
1.182        175,619   4/30/2007 (TTM)                409,948      217,566       192,381        177,531
1.183        282,041   4/30/2007 (TTM)                384,990       88,772       296,218        291,018
1.184        287,143   4/30/2007 (TTM)                534,175      228,215       305,960        297,260
1.185        275,009   4/30/2007 (TTM)                394,342       97,515       296,827        291,727
1.186        218,543   4/30/2007 (TTM)                336,638      111,900       224,738        221,188
1.187        235,566   4/30/2007 (TTM)                467,025      217,611       249,415        242,865
1.188        426,223   4/30/2007 (TTM)                564,149      118,161       445,988        437,338
1.189        315,206   4/30/2007 (TTM)                522,830      180,570       342,260        332,960
1.190        296,565   4/30/2007 (TTM)                402,330       84,533       317,796        312,196
1.191        220,412   4/30/2007 (TTM)                382,139      122,258       259,881        253,731
1.192        304,016   4/30/2007 (TTM)                584,303      221,456       362,847        353,247
1.193        201,275   4/30/2007 (TTM)                404,908      167,841       237,067        227,067
1.194        227,435   4/30/2007 (TTM)                336,524       78,223       258,301        253,651
1.195        283,956   4/30/2007 (TTM)                509,471      228,889       280,583        267,883
1.196        301,429   4/30/2007 (TTM)                392,826       84,958       307,867        301,367
1.197        358,792   4/30/2007 (TTM)                627,172      249,229       377,943        367,793
1.198        391,030   4/30/2007 (TTM)                551,817      143,557       408,260        397,660
1.199        307,094   4/30/2007 (TTM)                394,653       68,342       326,311        321,611
1.200        397,144   4/30/2007 (TTM)                462,926       45,238       417,688        412,438
1.201        273,630   4/30/2007 (TTM)                443,385      154,420       288,965        277,115
1.202        244,288   4/30/2007 (TTM)                279,403       24,306       255,097        251,897
1.203        252,765   4/30/2007 (TTM)                350,463       69,878       280,585        275,085
1.204        320,609   4/30/2007 (TTM)                588,424      245,793       342,632        333,082
1.205        388,710   4/30/2007 (TTM)                530,810      120,906       409,904        401,804
1.206        245,895   4/30/2007 (TTM)                360,456       73,175       287,281        279,431
1.207        234,533   4/30/2007 (TTM)                298,168       47,624       250,545        246,795
1.208        264,507   4/30/2007 (TTM)                327,190       46,429       280,761        276,811
1.209        306,287   4/30/2007 (TTM)                411,759       87,830       323,929        315,529
1.210        217,873   4/30/2007 (TTM)                275,337       52,476       222,861        218,361
1.211        229,886   4/30/2007 (TTM)                250,180       13,788       236,391        233,841
1.212        207,820   4/30/2007 (TTM)                304,754       54,332       250,422        246,022
1.213        266,084   4/30/2007 (TTM)                343,312       72,031       271,281        266,731
1.214        264,306   4/30/2007 (TTM)                348,502       80,185       268,317        263,167
1.215        269,647   4/30/2007 (TTM)                497,381      197,424       299,957        292,957
1.216        239,942   4/30/2007 (TTM)                323,176       73,848       249,328        244,978
1.217        228,102   4/30/2007 (TTM)                331,731       96,893       234,838        230,088
1.218        195,097   4/30/2007 (TTM)                255,866       32,221       223,645        220,545
1.219        287,652   4/30/2007 (TTM)                470,091      174,018       296,073        289,173
1.220        280,496   4/30/2007 (TTM)                468,544      172,545       295,999        288,149
1.221        201,177   4/30/2007 (TTM)                310,069       91,913       218,156        212,656
1.222        286,611   4/30/2007 (TTM)                408,721      104,375       304,345        296,345
1.223        187,559   4/30/2007 (TTM)                249,073       48,759       200,315        197,265
1.224        170,182   4/30/2007 (TTM)                320,764      136,172       184,592        178,042
1.225        258,328   4/30/2007 (TTM)                386,731      108,302       278,429        273,279
1.226        172,747   4/30/2007 (TTM)                193,816       10,322       183,494        181,494
1.227        191,761   4/30/2007 (TTM)                310,477      103,235       207,242        204,142
1.228        226,614   4/30/2007 (TTM)                281,787       45,667       236,120        232,620
1.229        185,871   4/30/2007 (TTM)                255,450       50,901       204,549        201,499
1.230        212,747   4/30/2007 (TTM)                312,890       95,600       217,290        211,040
1.231        154,820   4/30/2007 (TTM)                223,811       56,962       166,849        163,499
1.232        143,354   4/30/2007 (TTM)                263,549       99,648       163,901        159,001
1.233        105,955   4/30/2007 (TTM)                164,048       50,635       113,412        110,712
1.234        141,880   4/30/2007 (TTM)                248,616       89,756       158,860        154,910
1.235        151,204   4/30/2007 (TTM)                163,722       12,488       151,235        149,085
1.236        146,223   4/30/2007 (TTM)                206,445       49,891       156,554        152,904
1.237        262,315   4/30/2007 (TTM)                372,106      107,359       264,747        256,997
1.238        198,740   4/30/2007 (TTM)                275,171       63,603       211,568        206,168
1.239        181,977   4/30/2007 (TTM)                254,995       54,570       200,425        196,775
1.240        108,585   4/30/2007 (TTM)                244,574      109,461       135,114        130,764
1.241        244,002   4/30/2007 (TTM)                289,738       35,830       253,907        250,357
1.242        199,129   4/30/2007 (TTM)                355,880      133,843       222,037        217,037
1.243        192,745   4/30/2007 (TTM)                258,385       70,542       187,843        182,693
1.244        121,045   4/30/2007 (TTM)                208,896       76,916       131,980        127,780
1.245        167,186   4/30/2007 (TTM)                280,108      117,388       162,720        157,320
1.246        211,071   4/30/2007 (TTM)                263,023       44,372       218,650        212,400
1.247        143,954   4/30/2007 (TTM)                273,517      118,439       155,078        150,828
1.248        115,487   4/30/2007 (TTM)                160,284       37,445       122,838        120,838
1.249        139,678   4/30/2007 (TTM)                230,264       72,718       157,546        154,696
1.250        179,062   4/30/2007 (TTM)                294,934      106,091       188,843        182,193
1.251        129,519   4/30/2007 (TTM)                280,578      143,957       136,621        130,171
1.252        111,043   4/30/2007 (TTM)                285,807      146,443       139,364        132,714
1.253         84,767   4/30/2007 (TTM)                256,003      159,808        96,195         91,045
1.254         92,685   4/30/2007 (TTM)                151,068       48,364       102,705        100,755
1.255        117,466   4/30/2007 (TTM)                167,822       36,258       131,564        129,314
1.256         95,886   4/30/2007 (TTM)                191,486       72,748       118,739        115,339
1.257         88,014   4/30/2007 (TTM)                138,926       39,490        99,436         96,686
1.258        137,624   4/30/2007 (TTM)                250,755       98,240       152,515        147,065
1.259         79,342   4/30/2007 (TTM)                166,366       55,341       111,026        107,426
1.260        162,186   4/30/2007 (TTM)                272,711      100,491       172,219        167,969
1.261         87,790   4/30/2007 (TTM)                138,751       49,197        89,554         87,354
1.262         68,698   4/30/2007 (TTM)                158,379       78,813        79,566         75,616
1.263         97,652   4/30/2007 (TTM)                230,739      120,327       110,412        105,462
1.264        119,194   4/30/2007 (TTM)                271,868      146,926       124,942        119,442
1.265        112,756   4/30/2007 (TTM)                162,059       39,784       122,275        119,975
1.266         92,382   4/30/2007 (TTM)                147,897       44,547       103,350        100,350
1.267        102,092   4/30/2007 (TTM)                136,736       30,180       106,556        103,506
1.268         75,919   4/30/2007 (TTM)                117,685       44,695        72,990         71,140
1.269         37,779   4/30/2007 (TTM)                 62,160       20,832        41,328         40,128
1.270         49,792   4/30/2007 (TTM)                 68,469       18,925        49,545         46,945
1.271         54,834   4/30/2007 (TTM)                 97,577       36,267        61,310         60,010
1.272         35,782   4/30/2007 (TTM)                 67,551       28,932        38,619         37,769
1.273         42,055   4/30/2007 (TTM)                 75,517       32,794        42,723         38,273
1.274         19,120   4/30/2007 (TTM)                 30,979       13,875        17,103         15,353
  2       12,131,951   5/31/2007 (TTM)             37,515,000   23,564,404    13,950,596     12,196,596               1.22
 2.01      3,447,369   5/31/2007 (TTM)              8,672,309    4,917,130     3,755,178      3,342,742
 2.02      2,077,972   5/31/2007 (TTM)              6,814,505    4,394,803     2,419,702      2,104,435
 2.03      1,822,690   5/31/2007 (TTM)              5,049,246    3,039,345     2,009,900      1,769,225
 2.04      1,608,434   5/31/2007 (TTM)              5,183,961    3,304,006     1,879,955      1,640,506
 2.05      1,694,678   5/31/2007 (TTM)              5,253,442    3,299,622     1,953,820      1,706,582
 2.06      1,480,808   5/31/2007 (TTM)              6,541,539    4,609,497     1,932,041      1,633,107
  3        6,782,986   5/31/2007 (TTM)             14,261,491    4,367,062     9,894,430      9,233,182               1.27
  4        4,287,258   6/30/2007 (TTM)              9,956,190    4,504,565     5,451,625      5,256,569               1.19
  5        3,332,771   6/30/2007 (TTM)              6,004,257    1,426,199     4,578,058      4,470,748               1.10
  6        4,481,931   5/31/2007 (TTM)              7,629,025    2,580,970     5,048,055      4,502,988               1.18
 6.01      1,376,485   5/31/2007 (TTM)              2,669,601      979,421     1,690,180      1,486,694
 6.02      1,052,788   5/31/2007 (TTM)              1,948,718      626,811     1,321,907      1,179,278
 6.03        807,978   5/31/2007 (TTM)              1,117,154      297,190       819,964        764,399
 6.04        599,126   5/31/2007 (TTM)                922,867      374,657       548,210        478,191
 6.05        323,399   5/31/2007 (TTM)                510,936      156,521       354,415        318,512
 6.06        322,155   5/31/2007 (TTM)                459,749      146,370       313,379        275,914
  7        4,152,647       12/31/2006               6,735,072    1,970,461     4,764,611      4,721,659               1.16
 7.01      1,820,910       12/31/2006               2,940,137    1,030,916     1,909,221      1,892,868
 7.02      1,114,290       12/31/2006               1,587,848      501,499     1,086,349      1,077,767
 7.03        537,987       12/31/2006               1,123,470      229,143       894,327        886,950
 7.04        679,460       12/31/2006               1,083,617      208,903       874,714        864,074
  8        3,413,085   8/31/2007 (TTM)             15,329,842   10,979,416     4,350,426      3,737,233               1.35
  9        3,898,893   6/30/2007 (TTM)              6,218,357    2,138,187     4,080,170      3,922,347               1.13
  10       3,257,147       12/31/2006               7,763,994    3,274,848     4,489,146      4,130,979               1.49
  11       3,017,606   6/30/2007 (TTM)              7,291,742    3,228,978     4,062,764      3,650,366               1.27
  12       3,827,976       12/31/2006               4,888,945    1,220,952     3,667,993      3,571,404               1.23
  13                                                6,414,050    2,146,661     4,267,391      4,188,091               1.45
13.01                                               1,194,650      304,957       889,693        877,643
13.02                                               1,549,173      576,782       972,391        958,091
13.03                                               1,143,547      380,160       763,387        747,887
13.04                                               1,108,679      451,344       657,335        632,335
13.05                                                 571,267      128,926       442,341        438,091
13.06                                                 583,669      173,755       409,915        404,915
13.07                                                 263,065      130,737       132,329        129,129
  14                                                4,158,718      499,346     3,659,372      3,555,842               1.15
  15       2,244,354        8/31/2007 (T-8 Ann.)    5,200,188    1,859,829     3,340,359      3,164,775               1.29
  16       1,754,802   6/30/2007 (TTM)              4,021,702    1,393,098     2,628,604      2,510,632               1.20
  17       2,009,303   6/30/2007 (TTM)              2,921,246      525,328     2,395,918      2,260,195               1.32
  18         690,051       12/31/2006               3,125,723      885,248     2,240,476      2,117,568               1.20
  19         990,673   7/31/2007 (TTM)              3,615,648    1,224,701     2,390,947      2,318,347               1.22
  20                                                6,484,398    3,479,180     3,005,218      2,745,842               1.47
  21                                                2,041,024       61,231     1,979,793      1,911,924               1.22
  22       2,083,155   4/30/2007 (TTM)              2,745,390      618,310     2,127,080      2,038,529               1.34
  23       1,482,148        9/30/2006 (T-9 Ann.)    3,844,986    1,541,282     2,303,704      2,257,958               1.32
  24       2,122,628   5/31/2007 (TTM)              2,770,862      618,198     2,152,664      1,987,403               1.15
  25                                                4,262,925    1,765,560     2,497,365      2,256,544               1.30
  26                                                2,019,335      186,627     1,832,708      1,799,208               1.10
  27       1,149,566       12/31/2006               2,720,833    1,106,645     1,614,188      1,597,102               1.14
  28       1,738,404   7/31/2007 (TTM)              2,623,188      681,761     1,941,427      1,844,610               1.25
  29       2,792,780   5/31/2007 (TTM)              5,616,453    2,822,732     2,793,721      2,437,910               2.02
  30       1,907,443       12/31/2006               2,609,275      840,083     1,769,192      1,630,662               1.16
  31                                                3,494,811    1,361,964     2,132,847      2,038,859               1.63
31.01                                               1,702,366      611,559     1,090,807      1,047,999
31.02                                               1,792,445      750,405     1,042,040        990,860
  32                                                3,692,572    1,801,026     1,891,546      1,730,146               1.30
  33                                                2,273,110      361,078     1,912,032      1,816,557               1.43
  34                                                1,979,927                  1,979,927      1,979,927               1.00
  35                                                1,328,911       26,578     1,302,332      1,299,048               1.33
  36       1,448,255       12/31/2006               1,949,222      551,969     1,397,253      1,345,969               1.29
  37         618,973       12/31/2006               2,036,098      637,823     1,398,275      1,291,761               1.20
  38                                                1,857,884      552,099     1,305,785      1,264,745               1.53
  39         956,188   6/30/2007 (TTM)              1,820,419      546,132     1,274,287      1,191,791               1.26
  40         962,090        4/30/2007               1,718,657      487,074     1,231,583      1,166,935               1.14
  41       1,301,079   4/30/2007 (TTM)              1,605,638      427,434     1,178,204      1,114,672               1.15
  42       1,102,495   6/30/2007 (TTM)              2,376,328    1,160,382     1,215,946      1,141,946               1.25
  43       1,041,152        4/30/2007 (T-4 Ann.)    1,464,684      332,977     1,131,707      1,089,339               1.20
  44         987,862       12/31/2006               2,046,442      791,578     1,254,864      1,145,357               1.42
  45         983,044   5/31/2007 (TTM)              1,667,048      687,717       979,332        961,936               1.22
  46                                                1,706,263      548,288     1,157,975      1,077,666               1.22
46.01        447,561        4/30/2007 (T-4 Ann.)      711,677      235,948       475,729        444,583
46.02                                                 474,754      133,435       341,319        322,267
46.03        273,287       12/31/2006                 361,148      114,066       247,082        228,443
46.04        213,467        6/30/2007 (T-6 Ann.)      158,684       64,839        93,845         82,373
  47       1,239,338   6/30/2007 (TTM)              2,100,387      947,810     1,152,577      1,068,510               1.41
  48       1,084,414   5/31/2007 (TTM)              2,110,476      979,735     1,130,741        966,851               1.22
  49                                                3,639,371    2,231,510     1,407,861      1,262,286               1.37
  50         679,521        3/30/2007               1,220,035      104,550     1,115,484      1,109,061               1.33
  51         516,878   7/31/2007 (TTM)              2,913,919    1,696,836     1,217,083        997,334               1.20
  52         849,601       12/31/2006               1,235,084      286,700       948,384        891,001               1.16
  53                                                1,486,327      407,992     1,078,335      1,067,293               1.20
53.01        383,937        7/31/2007                 586,491      146,567       439,924        436,277
53.02                                                 383,535      143,833       239,702        235,232
53.03        379,463        6/30/2007                 516,301      117,592       398,709        395,784
  54       1,756,238   5/31/2007 (TTM)              4,017,181    2,592,510     1,424,671      1,263,984               1.64
  55         993,021       12/31/2006                 933,185       27,996       905,189        858,576               1.26
  56       1,085,242        6/30/2007               3,475,993    2,270,948     1,205,045      1,066,005               1.25
  57       1,109,014        8/31/2007               2,931,300    1,765,462     1,165,838      1,048,586               1.25
  58         983,069       12/31/2006               1,642,623      620,956     1,021,667        925,788               1.16
58.01        498,965       12/31/2006                 755,985      223,754       532,231        492,642
58.02        203,291       12/31/2006                 477,725      211,048       266,677        237,754
58.03        280,813       12/31/2006                 408,913      186,154       222,759        195,392
  59         963,981       12/31/2006               1,605,661      601,283     1,004,378        934,857               1.21
59.01        436,151       12/31/2006                 709,924      249,476       460,448        428,273
59.02        325,273       12/31/2006                 527,376      204,315       323,061        299,886
59.03        136,427       12/31/2006                 256,926      105,570       151,355        138,980
59.04         66,130       12/31/2006                 111,434       41,922        69,513         67,718
  60         656,421   6/30/2007 (TTM)              1,769,190      455,573     1,313,617      1,250,259               1.71
  61         799,505   5/31/2007 (TTM)              1,358,331      568,831       789,500        782,772               1.25
  62         996,768        3/31/2007 (T-3 Ann.)    1,140,087      205,238       934,849        927,721               1.16
  63                                                1,462,936      390,439     1,072,497      1,032,427               1.59
  64                                                1,213,596      299,941       913,655        893,216               1.23
  65                                                1,119,795      216,036       903,759        868,989               1.32
65.01                                                 308,751       43,446       265,305        254,958
65.02                                                 281,301       55,584       225,717        220,041
65.03                                                 226,696       44,934       181,762        174,618
65.04                                                  85,274       21,451        63,823         60,175
65.05                                                  85,830       14,170        71,660         69,126
65.06                                                  69,480       19,788        49,692         46,823
65.07                                                  62,463       16,663        45,800         43,248
  66                                                1,540,394      474,490     1,065,904        973,822               1.78
  67         748,266   7/31/2007 (TTM)              1,359,483      577,870       781,613        764,613               1.15
  68         741,548       12/31/2006               1,732,363      782,224       950,140        845,250               1.22
68.01        347,610       12/31/2006                 737,313      253,922       483,392        436,366
68.02        393,938       12/31/2006                 995,051      528,303       466,748        408,884
  69                                                1,016,429      255,286       761,143        761,143               1.15
  70         751,391   3/31/2007 (TTM)              1,324,724      517,181       807,543        704,030               1.32
  71         662,344   8/31/2007 (TTM)              1,226,965      391,776       835,190        832,353               1.27
             829,842          Various               1,268,280      371,601       896,679        859,367               1.38
  72         388,381       12/31/2006                 656,311      214,483       441,828        416,272               1.38
  73         441,461    6/30/2007(TTM)                611,969      157,118       454,851        443,095               1.38
  74         747,947   6/30/2007 (TTM)              1,358,080      561,684       796,396        723,141               1.15
  75         823,883        7/20/2007               1,452,826      703,618       749,208        723,608               1.17
  76         912,662        6/30/2007               1,191,064      379,693       811,371        751,141               1.15
  77                                                1,449,515      698,298       751,217        740,476               1.27
  78         676,536       12/31/2006               1,227,000      316,103       910,897        827,374               1.34
  79                                                  957,182      222,232       734,950        705,920               1.15
  80       2,234,548   5/31/2007 (TTM)              4,112,849    2,438,772     1,674,077      1,358,074               2.26
  81         553,679        7/31/2007               1,115,302      405,570       709,732        684,732               1.20
  82         635,773        6/30/2007 (T-6 Ann.)      881,339      124,790       756,549        721,170               1.19
  83         556,061   7/31/2007 (TTM)              1,106,435      433,164       673,271        644,471               1.24
  84         756,893       12/31/2006               1,141,658      316,045       825,613        742,627               1.20
  85         688,400       12/31/2006               1,048,280      294,151       754,129        726,559               1.30
  86                                                1,292,424      382,083       910,341        807,422               1.44
  87         595,747       12/31/2006               1,575,078      862,351       712,727        686,483               1.21
  88         483,837        6/30/2007                 895,658      212,588       683,070        636,505               1.20
  89                                                1,068,395      333,836       734,559        682,409               1.24
89.01        311,935        7/31/2007 (T-7 Ann.)      527,207      181,559       345,648        321,174
89.02        166,513        5/31/2007 (T-5 Ann.)      198,282       47,576       150,706        139,146
89.03        135,738        7/31/2007 (T-7 Ann.)      166,212       59,287       106,925         98,904
89.04        128,559        7/31/2007 (T-7 Ann.)      176,694       45,414       131,280        123,185
  90                                                  944,728      226,276       718,452        684,611               1.19
  91         604,426   7/31/2007 (TTM)                962,429      204,831       757,598        673,329               1.22
  92         800,266   4/30/2007 (TTM)              2,359,731    1,501,831       857,900        763,511               1.36
  93         565,802   6/30/2007 (TTM)                964,420      295,395       669,025        658,965               1.19
  94         524,593   5/31/2007 (TTM)                883,834      264,274       619,560        593,580               1.13
  95                                                  575,000       17,250       557,750        557,750               1.38
  96         493,597       12/31/2006                 785,899      151,019       634,880        595,116               1.20
  97                                                  965,290      359,276       606,014        561,480               1.46
  98                                                1,083,374      435,729       647,645        574,115               1.41
  99         708,767   7/31/2007 (TTM)              1,008,262      414,707       593,555        580,934               1.20
 100         583,809    5/31/2007(TTM)              1,314,876      729,311       585,565        576,299               1.20
 101       1,286,315   7/31/2007 (TTM)                879,121      246,214       632,907        595,002               1.21
 102                                                  690,707      152,058       538,649        522,938               1.16
 103                                                  981,723      325,001       656,722        638,422               1.43
 104         660,358       12/31/2006                 910,245      239,295       670,950        618,699               1.32
 105         377,558   6/30/2007 (TTM)                753,791      171,081       582,710        537,233               1.15
 106       1,022,940   5/31/2007 (TTM)              2,184,436    1,381,786       802,650        715,273               1.55
 107         517,857   2/28/2007 (TTM)              1,265,084      699,797       565,287        520,023               1.22
 108         520,790   7/31/2007 (TTM)                733,629      219,226       514,403        505,903               1.25
 109         535,341       12/31/2006               1,003,164      400,816       602,348        543,077               1.38
 110         803,716        6/30/2007 (T-6 Ann.)      821,487      287,582       533,905        523,270               1.20
 111         387,468   4/30/2007 (TTM)                807,703      194,645       613,058        569,670               1.26
 112                                                  681,322      153,120       528,202        502,000               1.24
 113         652,583   4/30/2007 (TTM)              1,203,202      579,920       623,282        537,258               1.21
 114         494,957   5/31/2007 (TTM)              1,082,696      521,257       507,439        500,957               1.20
 115         448,101   5/31/2007 (TTM)                799,425      256,964       542,462        494,707               1.20
 116                                                  728,447      236,482       491,965        458,947               1.18
 117                                                  566,529      107,122       459,407        439,004               1.18
 118         749,707        5/31/2007 (T-5 Ann.)      972,329      365,157       607,172        594,697               1.64
 119         385,404   7/31/2007 (TTM)              1,038,910      616,520       422,390        384,390               1.30
 120         405,230   6/30/2007 (TTM)                649,326      178,865       470,461        447,597               1.20
 121         605,380   7/31/2007 (TTM)                797,425      258,382       539,043        492,722               1.29
 122         493,961   3/31/2007 (TTM)              1,205,771      675,953       529,818        470,235               1.25
 123                                                  488,542       14,656       473,886        467,125               1.17
 124                                                  682,445      213,351       469,094        438,866               1.25
 125         559,787        7/31/2007 (T-7 Ann.)      610,363      120,982       489,381        448,356               1.21
 126         461,323   5/31/2007 (TTM)                938,010      485,855       452,155        442,784               1.21
 127         573,695   6/30/2007 (TTM)                718,828      296,049       422,779        415,342               1.39
 128         408,632       12/31/2006                 696,124      245,802       450,322        431,057               1.24
 129         705,553        6/30/2007               2,137,588    1,520,416       617,172        520,981               1.36
 130         357,792        8/31/2007                 570,368      158,707       411,661        386,059               1.15
 131         463,839   5/31/2007 (TTM)                865,178      456,542       408,636        403,213               1.20
 132         461,724        6/30/2007 (T-6 Ann.)      690,141      177,092       513,049        490,085               1.45
 133         439,635        6/30/2007 (T-6 Ann.)      524,220      116,945       407,274        392,109               1.20
 134         434,317       12/31/2006                 696,627      271,649       424,978        402,090               1.23
 135                                                  730,526      274,099       456,427        420,237               1.23
 136         537,779   5/31/2007 (TTM)                766,652      274,545       492,107        481,682               1.51
 137         560,853   6/30/2007 (TTM)                555,051      186,443       368,608        360,208               1.16
 138         407,631   4/30/2007 (TTM)                652,863      128,661       524,203        487,847               1.54
 139         440,891   5/31/2007 (TTM)              1,028,550      625,952       402,598        377,859               1.20
139.01       116,476   5/31/2007 (TTM)                208,990      102,123       106,867        103,417
139.02       103,286   5/31/2007 (TTM)                206,932      107,066        99,866         95,024
139.03        53,773   5/31/2007 (TTM)                135,995       78,775        57,220         54,640
139.04        69,089   5/31/2007 (TTM)                186,576      145,427        41,149         35,311
139.05        37,568   5/31/2007 (TTM)                138,717       97,194        41,523         38,403
139.06        60,699   5/31/2007 (TTM)                151,340       95,367        55,973         51,064
 140                                                  544,371      172,613       371,758        359,353               1.20
 141         552,741   6/30/2007 (TTM)                552,084      193,661       358,423        350,223               1.16
 142         414,167       12/31/2006                 846,049      438,563       407,486        371,604               1.19
 143         328,506       12/31/2006                 596,068      243,587       352,481        346,831               1.21
 144         387,732        6/30/2007                 616,623      236,791       379,832        357,308               1.15
 145         424,884   4/30/2007 (TTM)                700,701      303,770       396,931        388,689               1.32
 146         884,842        6/30/2007               1,716,772      831,930       884,842        884,842               2.04
 147       2,642,681        5/31/2007              20,936,897   18,294,216     2,642,681      2,642,681               4.05
 148         429,313       12/31/2006                 758,925      311,509       447,416        385,190               1.37
 149                                                  350,000                    350,000        348,574               1.30
 150         324,576       12/31/2006                 526,834      134,073       392,760        363,036               1.26
 151                                                  532,167      190,063       342,104        328,199               1.15
 152                                                  417,280       71,287       345,993        338,040               1.20
 153         353,246       12/31/2006                 637,482      291,360       346,122        341,657               1.12
 154                                                  396,389       62,616       333,773        330,837               1.21
 155         393,237        7/31/2007 (T-7 Ann.)      458,806       98,152       360,654        338,313               1.22
 156         921,759       12/31/2006               1,123,964      327,790       796,174        702,730               3.13
 157         333,411   5/31/2007 (TTM)                468,521      127,020       341,501        329,579               1.21
 158         368,238   6/30/2007 (TTM)                646,950      287,686       359,264        351,864               1.41
 159         390,888   6/30/2007 (TTM)                615,285      235,452       379,833        374,383               1.50
 160         198,655        5/31/2007 (T-5 Ann.)      608,819      248,497       360,322        311,552               1.21
 161         232,899       12/31/2006                 381,152       79,182       301,970        292,814               1.20
 162         538,679   4/30/2007 (TTM)                546,192      230,747       315,445        298,945               1.15
 163         425,923       12/31/2006                 613,690      206,131       407,559        351,828               1.41
 164         339,595   4/30/2007 (TTM)                404,915       96,301       308,614        287,638               1.21
 165                                                  649,418      349,588       299,830        274,830               1.17
 166                                                  388,211      106,146       282,065        270,281               1.18
 167         267,699   5/31/2007 (TTM)                516,771      239,120       277,651        271,266               1.39
 168                                                  250,000        2,500       247,500        245,291               1.25
 169                                                  281,183        8,435       272,748        260,798               1.24
 170         419,821   4/30/2007 (TTM)                822,642      459,383       363,259        355,859               1.69
 171         422,516   4/30/2007 (TTM)                432,650      158,042       274,608        268,601               1.20
 172         291,568   1/31/2007 (TTM)                529,751      233,956       295,795        289,020               1.36
 173                                                  395,231       91,426       303,805        279,206               1.24
 174         505,452   6/30/2007 (TTM)                565,478      248,896       316,582        306,283               1.37
 175         218,796   3/31/2007 (TTM)                596,552      308,921       287,631        281,187               1.31
 176         308,743     6/1/2007(TTM)                444,823      153,064       291,759        291,759               1.24
176.01        95,624     6/1/2007(TTM)                183,223       73,851       109,372        109,372
176.02       123,718     6/1/2007(TTM)                148,716       38,424       110,292        110,292
176.03        89,401     6/1/2007(TTM)                112,884       40,789        72,095         72,095
 177         590,693   7/31/2007 (TTM)              1,723,449    1,060,391       663,058        578,787               2.46
 178         256,257   4/30/2007 (TTM)                317,093       54,399       262,694        257,882               1.20
 179         375,403   5/31/2007 (TTM)                372,091       99,175       272,916        256,798               1.23
 180         210,170   5/30/2007 (TTM)                668,146      395,192       272,954        255,066               1.22
 181                                                  340,605       64,148       276,457        259,499               1.26
 182         420,000       12/31/2006                 313,112       51,506       261,606        259,163               1.20
 183       1,283,823       12/31/2006               3,656,840    2,373,017     1,283,823      1,283,823               2.82
 184         406,985    6/30/2007(TTM)                414,856      156,842       258,014        252,123               1.24
 185                                                  412,146      114,526       297,620        285,179               1.49
 186         415,467       12/31/2006               1,015,810      672,300       343,510        333,674               1.84
 187         120,016       12/31/2006                 435,974      132,577       303,397        267,381               1.37
 188                                                  328,067       73,334       254,733        242,585               1.20
 189         173,292       12/31/2006                 278,032       64,299       213,733        207,864               1.20
 190         238,814   7/31/2007 (TTM)                360,448      114,686       245,762        239,342               1.30
 191         238,531   6/30/2007 (TTM)                408,556      172,300       236,256        210,968               1.20
 192                                                  298,131       60,741       237,390        228,860               1.20
 193         252,974       12/31/2006                 349,009      117,654       231,355        210,484               1.20
 194                                                  317,609       95,206       222,403        206,319               1.21
 195         177,460       12/31/2006                 282,325       77,079       205,246        195,855               1.20
 196         354,856   6/30/2007 (TTM)                347,527      145,936       201,591        197,791               1.22
 197         273,250        5/31/2007 (T-5 Ann.)      297,255       91,994       205,261        198,196               1.23
 198         681,489       12/31/2006                 865,447      197,971       667,476        612,033               4.02
 199         515,181   5/31/2007 (TTM)                664,369      160,500       503,869        469,634               2.74
 200          94,538        9/30/2007 (T-9 Ann.)      293,214       96,765       196,449        180,483               1.20
 201                                                  582,079      254,355       327,724        265,541               1.59
 202         387,644        5/31/2007 (T-3 Ann.)      624,804      224,306       400,498        390,624               3.02
 203         254,871   4/30/2007 (TTM)                347,363       95,441       251,922        222,279               1.52
 204         195,607   6/30/2007 (TTM)                284,107       93,731       190,376        185,029               1.20
 205         174,845       12/31/2006                 271,522       76,846       194,676        184,295               1.20
 206         249,473       12/31/2006                 328,818      103,788       225,030        210,738               1.48
 207         156,346   7/31/2007 (TTM)                338,456      141,201       197,255        184,504               1.20
 208                                                  253,444       63,448       189,996        179,521               1.23
 209         174,838       12/31/2006                 285,494      111,564       173,930        162,668               1.20
 210         192,652   2/28/2007 (TTM)                319,298      131,472       187,826        182,235               1.32
 211                                                  242,000       67,383       174,617        165,215               1.20
 212         123,797    6/1/2007 (TTM)                217,641       39,702       177,939        168,349               1.20
 213         200,316   6/30/2007 (TTM)                213,977       41,370       172,607        165,892               1.20
 214                                                  251,277       78,951       172,326        163,849               1.20
 215                                                  299,303      141,670       157,633        150,133               1.33
 216         303,571   4/30/2007 (TTM)                315,879      150,020       165,859        154,359               1.21
 217                                                  224,544       51,764       172,780        159,009               1.25
 218         716,462       12/31/2006                 893,473      177,011       716,462        716,462               2.53
 219                                                  195,725       40,104       155,621        147,590               1.20
 220                                                  245,406        7,362       238,044        235,821               2.01
 221                                                  236,697       89,134       147,563        145,583               1.21
 222         139,396        6/30/2007 (T-6 Ann.)      245,863       82,380       163,483        151,877               1.31
 223         607,588        6/30/2007 (T-6 Ann.)      768,047      283,754       484,293        469,336               4.47
 224         258,688        5/31/2007 (T-5 Ann.)      288,962       82,437       206,525        188,326               1.76
 225         113,235       12/31/2006                 180,693       62,005       118,688        114,508               1.21
 226         148,488   7/31/2007 (TTM)                231,136      105,646       125,490        122,690               1.23
 227         188,566   6/27/2007 (TTM)                307,218       91,565       215,653        196,290               2.16
 228         120,960        6/30/2007 (T-6 Ann.)      114,912        6,718       108,194        107,330               1.20
 229         146,796   6/30/2007 (TTM)                213,349       89,101       124,248        120,298               1.25
 230         166,634       6/30/20007 (T-6 Ann.)      190,469       60,776       129,693        126,177               1.37
 231         128,337   8/31/2007 (TTM)                190,323       50,770       139,553        136,640               1.58
 232         325,654        10/1/2007               1,153,090      827,436       325,654        325,654               1.55
 233         735,024        3/31/2007               1,007,630      272,605       735,024        735,024               4.18
 234         107,995   6/30/2007 (TTM)                298,879      182,511       116,368        108,868               1.53
 235          87,238       12/31/2006                 152,190       47,804       104,386        102,319               1.24
 236         102,465   4/30/2007 (TTM)                133,328       34,824        98,504         90,761               1.20
 237          98,794       12/31/2006                 126,905       37,748        89,157         79,796               1.20
 238         390,844       12/31/2006               1,210,610      819,766       390,844        390,844               1.43
 239         280,386        6/30/2007 (T-6 Ann.)      428,841      197,480       231,361        227,363               3.56
 240                                                   95,511        2,865        92,646         85,401               1.27
 241         162,745       12/31/2006                 182,966       59,700       123,266        108,782               1.69
 242         266,718        3/31/2007                 331,820       65,102       266,718        266,718               2.65
 243          97,139        7/31/2007 (T-7 Ann.)      112,878       30,904        81,974         73,725               1.20
 244          85,648        8/31/2007 (T-8 Ann.)      111,902       30,170        81,732         76,283               1.25
 245         185,903       12/31/2006                 234,267       57,884       176,383        165,751               2.75
 246         551,756        6/30/2007               1,045,123      493,368       551,756        551,756               2.71

                                              ORIGINAL
          CUT-OFF DATE                         BALANCE                              CUT-OFF DATE       MATURITY/ARD
            LTV (%)          ORIGINAL       PER UNIT ($)       CUT-OFF DATE            BALANCE           BALANCE      MATURITY
LOAN #   (3,5,6,7,9,14)   BALANCE ($)(11)      (3,14)       BALANCE ($)(11)      PER UNIT ($)(3,14)     ($)(11,21)    LTV %(3,9,14)
-----------------------------------------------------------------------------------------------------------------------------------

  1                79.7       500,000,000       27,560.57       500,000,000            27,560.57       500,000,000        79.7
1.001                          12,897,493                        12,897,493                             12,897,493
1.002                           9,246,588                         9,246,588                              9,246,588
1.003                           8,632,180                         8,632,180                              8,632,180
1.004                           7,621,707                         7,621,707                              7,621,707
1.005                           7,301,809                         7,301,809                              7,301,809
1.006                           7,083,466                         7,083,466                              7,083,466
1.007                           6,799,111                         6,799,111                              6,799,111
1.008                           6,243,097                         6,243,097                              6,243,097
1.009                           6,136,465                         6,136,465                              6,136,465
1.010                           5,791,177                         5,791,177                              5,791,177
1.011                           5,537,290                         5,537,290                              5,537,290
1.012                           5,308,791                         5,308,791                              5,308,791
1.013                           5,222,469                         5,222,469                              5,222,469
1.014                           5,105,681                         5,105,681                              5,105,681
1.015                           4,917,804                         4,917,804                              4,917,804
1.016                           4,684,227                         4,684,227                              4,684,227
1.017                           4,321,168                         4,321,168                              4,321,168
1.018                           4,062,202                         4,062,202                              4,062,202
1.019                           3,963,186                         3,963,186                              3,963,186
1.020                           3,935,259                         3,935,259                              3,935,259
1.021                           3,912,409                         3,912,409                              3,912,409
1.022                           3,876,864                         3,876,864                              3,876,864
1.023                           3,706,760                         3,706,760                              3,706,760
1.024                           3,694,065                         3,694,065                              3,694,065
1.025                           3,676,293                         3,676,293                              3,676,293
1.026                           3,592,510                         3,592,510                              3,592,510
1.027                           3,549,984                         3,549,984                              3,549,984
1.028                           3,351,317                         3,351,317                              3,351,317
1.029                           3,325,928                         3,325,928                              3,325,928
1.030                           3,270,073                         3,270,073                              3,270,073
1.031                           3,201,523                         3,201,523                              3,201,523
1.032                           3,158,362                         3,158,362                              3,158,362
1.033                           3,150,746                         3,150,746                              3,150,746
1.034                           3,105,046                         3,105,046                              3,105,046
1.035                           3,018,724                         3,018,724                              3,018,724
1.036                           2,990,797                         2,990,797                              2,990,797
1.037                           2,975,563                         2,975,563                              2,975,563
1.038                           2,975,563                         2,975,563                              2,975,563
1.039                           2,967,947                         2,967,947                              2,967,947
1.040                           2,909,553                         2,909,553                              2,909,553
1.041                           2,907,014                         2,907,014                              2,907,014
1.042                           2,894,319                         2,894,319                              2,894,319
1.043                           2,889,242                         2,889,242                              2,889,242
1.044                           2,874,008                         2,874,008                              2,874,008
1.045                           2,820,692                         2,820,692                              2,820,692
1.046                           2,818,153                         2,818,153                              2,818,153
1.047                           2,752,142                         2,752,142                              2,752,142
1.048                           2,734,370                         2,734,370                              2,734,370
1.049                           2,696,287                         2,696,287                              2,696,287
1.050                           2,691,209                         2,691,209                              2,691,209
1.051                           2,640,432                         2,640,432                              2,640,432
1.052                           2,615,043                         2,615,043                              2,615,043
1.053                           2,615,043                         2,615,043                              2,615,043
1.054                           2,602,348                         2,602,348                              2,602,348
1.055                           2,602,348                         2,602,348                              2,602,348
1.056                           2,576,960                         2,576,960                              2,576,960
1.057                           2,536,338                         2,536,338                              2,536,338
1.058                           2,526,182                         2,526,182                              2,526,182
1.059                           2,494,446                         2,494,446                              2,494,446
1.060                           2,442,399                         2,442,399                              2,442,399
1.061                           2,437,321                         2,437,321                              2,437,321
1.062                           2,437,321                         2,437,321                              2,437,321
1.063                           2,434,783                         2,434,783                              2,434,783
1.064                           2,432,244                         2,432,244                              2,432,244
1.065                           2,422,088                         2,422,088                              2,422,088
1.066                           2,422,088                         2,422,088                              2,422,088
1.067                           2,411,933                         2,411,933                              2,411,933
1.068                           2,391,622                         2,391,622                              2,391,622
1.069                           2,389,083                         2,389,083                              2,389,083
1.070                           2,384,005                         2,384,005                              2,384,005
1.071                           2,381,466                         2,381,466                              2,381,466
1.072                           2,376,388                         2,376,388                              2,376,388
1.073                           2,361,155                         2,361,155                              2,361,155
1.074                           2,356,077                         2,356,077                              2,356,077
1.075                           2,351,000                         2,351,000                              2,351,000
1.076                           2,317,994                         2,317,994                              2,317,994
1.077                           2,272,295                         2,272,295                              2,272,295
1.078                           2,259,600                         2,259,600                              2,259,600
1.079                           2,259,600                         2,259,600                              2,259,600
1.080                           2,254,522                         2,254,522                              2,254,522
1.081                           2,216,439                         2,216,439                              2,216,439
1.082                           2,201,206                         2,201,206                              2,201,206
1.083                           2,201,206                         2,201,206                              2,201,206
1.084                           2,188,512                         2,188,512                              2,188,512
1.085                           2,158,045                         2,158,045                              2,158,045
1.086                           2,132,656                         2,132,656                              2,132,656
1.087                           2,109,806                         2,109,806                              2,109,806
1.088                           2,107,268                         2,107,268                              2,107,268
1.089                           2,092,034                         2,092,034                              2,092,034
1.090                           2,053,951                         2,053,951                              2,053,951
1.091                           2,051,412                         2,051,412                              2,051,412
1.092                           2,051,412                         2,051,412                              2,051,412
1.093                           2,010,790                         2,010,790                              2,010,790
1.094                           1,986,671                         1,986,671                              1,986,671
1.095                           1,984,132                         1,984,132                              1,984,132
1.096                           1,970,168                         1,970,168                              1,970,168
1.097                           1,954,935                         1,954,935                              1,954,935
1.098                           1,927,007                         1,927,007                              1,927,007
1.099                           1,921,930                         1,921,930                              1,921,930
1.100                           1,919,391                         1,919,391                              1,919,391
1.101                           1,888,924                         1,888,924                              1,888,924
1.102                           1,857,188                         1,857,188                              1,857,188
1.103                           1,822,913                         1,822,913                              1,822,913
1.104                           1,807,680                         1,807,680                              1,807,680
1.105                           1,792,447                         1,792,447                              1,792,447
1.106                           1,792,447                         1,792,447                              1,792,447
1.107                           1,779,118                         1,779,118                              1,779,118
1.108                           1,764,519                         1,764,519                              1,764,519
1.109                           1,754,364                         1,754,364                              1,754,364
1.110                           1,751,825                         1,751,825                              1,751,825
1.111                           1,736,592                         1,736,592                              1,736,592
1.112                           1,734,053                         1,734,053                              1,734,053
1.113                           1,731,514                         1,731,514                              1,731,514
1.114                           1,721,358                         1,721,358                              1,721,358
1.115                           1,713,742                         1,713,742                              1,713,742
1.116                           1,706,125                         1,706,125                              1,706,125
1.117                           1,685,814                         1,685,814                              1,685,814
1.118                           1,666,138                         1,666,138                              1,666,138
1.119                           1,660,425                         1,660,425                              1,660,425
1.120                           1,635,036                         1,635,036                              1,635,036
1.121                           1,632,498                         1,632,498                              1,632,498
1.122                           1,624,881                         1,624,881                              1,624,881
1.123                           1,614,725                         1,614,725                              1,614,725
1.124                           1,602,031                         1,602,031                              1,602,031
1.125                           1,589,337                         1,589,337                              1,589,337
1.126                           1,584,259                         1,584,259                              1,584,259
1.127                           1,569,026                         1,569,026                              1,569,026
1.128                           1,566,487                         1,566,487                              1,566,487
1.129                           1,528,404                         1,528,404                              1,528,404
1.130                           1,525,865                         1,525,865                              1,525,865
1.131                           1,510,632                         1,510,632                              1,510,632
1.132                           1,508,093                         1,508,093                              1,508,093
1.133                           1,503,015                         1,503,015                              1,503,015
1.134                           1,492,859                         1,492,859                              1,492,859
1.135                           1,482,704                         1,482,704                              1,482,704
1.136                           1,464,932                         1,464,932                              1,464,932
1.137                           1,449,699                         1,449,699                              1,449,699
1.138                           1,442,082                         1,442,082                              1,442,082
1.139                           1,442,082                         1,442,082                              1,442,082
1.140                           1,431,926                         1,431,926                              1,431,926
1.141                           1,421,771                         1,421,771                              1,421,771
1.142                           1,401,460                         1,401,460                              1,401,460
1.143                           1,388,765                         1,388,765                              1,388,765
1.144                           1,368,454                         1,368,454                              1,368,454
1.145                           1,365,916                         1,365,916                              1,365,916
1.146                           1,320,216                         1,320,216                              1,320,216
1.147                           1,317,677                         1,317,677                              1,317,677
1.148                           1,317,677                         1,317,677                              1,317,677
1.149                           1,312,599                         1,312,599                              1,312,599
1.150                           1,297,366                         1,297,366                              1,297,366
1.151                           1,289,749                         1,289,749                              1,289,749
1.152                           1,282,133                         1,282,133                              1,282,133
1.153                           1,269,438                         1,269,438                              1,269,438
1.154                           1,259,283                         1,259,283                              1,259,283
1.155                           1,246,588                         1,246,588                              1,246,588
1.156                           1,238,972                         1,238,972                              1,238,972
1.157                           1,231,355                         1,231,355                              1,231,355
1.158                           1,200,889                         1,200,889                              1,200,889
1.159                           1,198,350                         1,198,350                              1,198,350
1.160                           1,195,811                         1,195,811                              1,195,811
1.161                           1,193,272                         1,193,272                              1,193,272
1.162                           1,183,116                         1,183,116                              1,183,116
1.163                           1,167,883                         1,167,883                              1,167,883
1.164                           1,165,344                         1,165,344                              1,165,344
1.165                           1,157,728                         1,157,728                              1,157,728
1.166                           1,150,111                         1,150,111                              1,150,111
1.167                           1,137,417                         1,137,417                              1,137,417
1.168                           1,137,417                         1,137,417                              1,137,417
1.169                           1,129,800                         1,129,800                              1,129,800
1.170                           1,127,261                         1,127,261                              1,127,261
1.171                           1,117,106                         1,117,106                              1,117,106
1.172                           1,101,872                         1,101,872                              1,101,872
1.173                           1,091,717                         1,091,717                              1,091,717
1.174                           1,089,178                         1,089,178                              1,089,178
1.175                           1,033,323                         1,033,323                              1,033,323
1.176                           1,030,784                         1,030,784                              1,030,784
1.177                           1,021,898                         1,021,898                              1,021,898
1.178                           1,013,012                         1,013,012                              1,013,012
1.179                             997,778                           997,778                                997,778
1.180                             995,240                           995,240                                995,240
1.181                             987,623                           987,623                                987,623
1.182                             972,390                           972,390                                972,390
1.183                             969,851                           969,851                                969,851
1.184                             967,312                           967,312                                967,312
1.185                             939,384                           939,384                                939,384
1.186                             913,996                           913,996                                913,996
1.187                             903,840                           903,840                                903,840
1.188                             898,762                           898,762                                898,762
1.189                             896,223                           896,223                                896,223
1.190                             888,607                           888,607                                888,607
1.191                             888,607                           888,607                                888,607
1.192                             882,260                           882,260                                882,260
1.193                             878,451                           878,451                                878,451
1.194                             870,835                           870,835                                870,835
1.195                             858,140                           858,140                                858,140
1.196                             855,601                           855,601                                855,601
1.197                             852,110                           852,110                                852,110
1.198                             850,524                           850,524                                850,524
1.199                             847,985                           847,985                                847,985
1.200                             847,985                           847,985                                847,985
1.201                             817,518                           817,518                                817,518
1.202                             794,668                           794,668                                794,668
1.203                             784,513                           784,513                                784,513
1.204                             779,435                           779,435                                779,435
1.205                             774,357                           774,357                                774,357
1.206                             774,357                           774,357                                774,357
1.207                             761,663                           761,663                                761,663
1.208                             756,585                           756,585                                756,585
1.209                             754,046                           754,046                                754,046
1.210                             741,352                           741,352                                741,352
1.211                             733,735                           733,735                                733,735
1.212                             728,658                           728,658                                728,658
1.213                             710,885                           710,885                                710,885
1.214                             703,269                           703,269                                703,269
1.215                             693,113                           693,113                                693,113
1.216                             652,491                           652,491                                652,491
1.217                             642,336                           642,336                                642,336
1.218                             637,258                           637,258                                637,258
1.219                             622,659                           622,659                                622,659
1.220                             622,025                           622,025                                622,025
1.221                             601,714                           601,714                                601,714
1.222                             596,636                           596,636                                596,636
1.223                             594,097                           594,097                                594,097
1.224                             583,942                           583,942                                583,942
1.225                             578,864                           578,864                                578,864
1.226                             550,936                           550,936                                550,936
1.227                             548,397                           548,397                                548,397
1.228                             535,703                           535,703                                535,703
1.229                             528,086                           528,086                                528,086
1.230                             523,009                           523,009                                523,009
1.231                             510,314                           510,314                                510,314
1.232                             484,925                           484,925                                484,925
1.233                             479,848                           479,848                                479,848
1.234                             467,153                           467,153                                467,153
1.235                             467,153                           467,153                                467,153
1.236                             462,076                           462,076                                462,076
1.237                             456,998                           456,998                                456,998
1.238                             441,765                           441,765                                441,765
1.239                             441,765                           441,765                                441,765
1.240                             437,639                           437,639                                437,639
1.241                             436,687                           436,687                                436,687
1.242                             434,148                           434,148                                434,148
1.243                             426,531                           426,531                                426,531
1.244                             423,992                           423,992                                423,992
1.245                             421,454                           421,454                                421,454
1.246                             421,454                           421,454                                421,454
1.247                             421,454                           421,454                                421,454
1.248                             421,454                           421,454                                421,454
1.249                             408,442                           408,442                                408,442
1.250                             406,220                           406,220                                406,220
1.251                             403,681                           403,681                                403,681
1.252                             402,412                           402,412                                402,412
1.253                             388,131                           388,131                                388,131
1.254                             380,831                           380,831                                380,831
1.255                             370,676                           370,676                                370,676
1.256                             368,772                           368,772                                368,772
1.257                             340,209                           340,209                                340,209
1.258                             332,593                           332,593                                332,593
1.259                             319,898                           319,898                                319,898
1.260                             276,738                           276,738                                276,738
1.261                             271,660                           271,660                                271,660
1.262                             248,810                           248,810                                248,810
1.263                             243,732                           243,732                                243,732
1.264                             231,038                           231,038                                231,038
1.265                             225,960                           225,960                                225,960
1.266                             213,266                           213,266                                213,266
1.267                             170,105                           170,105                                170,105
1.268                             134,560                           134,560                                134,560
1.269                             124,405                           124,405                                124,405
1.270                             121,866                           121,866                                121,866
1.271                             118,058                           118,058                                118,058
1.272                             116,788                           116,788                                116,788
1.273                             104,094                           104,094                                104,094
1.274                              48,239                            48,239                                 48,239
  2                73.6       130,100,000      112,251.94       130,100,000           112,251.94       127,443,864        72.1
 2.01                          36,938,000                        36,938,000                             36,183,870
 2.02                          21,219,000                        21,219,000                             20,785,791
 2.03                          19,684,000                        19,684,000                             19,282,129
 2.04                          19,320,000                        19,320,000                             18,925,561
 2.05                          17,309,000                        17,309,000                             16,955,618
 2.06                          15,630,000                        15,630,000                             15,310,896
  3                79.0       104,330,000          272.23       104,330,000               272.23       104,330,000        79.0
  4                66.7        60,000,000          142.45        60,000,000               142.45        57,141,086        63.5
  5                69.3        55,100,000          447.65        55,100,000               447.65        52,474,564        66.0
  6                75.3        52,450,000           60.67        52,450,000                60.67        48,026,829        68.9
 6.01                          17,450,000                        17,450,000                             15,978,421
 6.02                          13,500,000                        13,500,000                             12,361,529
 6.03                           8,800,000                         8,800,000                              8,057,886
 6.04                           5,750,000                         5,750,000                              5,265,096
 6.05                           3,750,000                         3,750,000                              3,433,758
 6.06                           3,200,000                         3,200,000                              2,930,140
  7                55.6        51,000,000          196.84        50,968,450               196.72        44,528,781        48.6
 7.01                          19,380,000                        19,368,011                             16,920,937
 7.02                          12,495,000                        12,487,270                             10,909,551
 7.03                          12,393,000                        12,385,333                             10,820,494
 7.04                           6,732,000                         6,727,835                              5,877,799
  8                65.6        50,000,000      253,807.11        50,000,000           253,807.11        50,000,000        65.6
  9                70.7        47,000,000          358.25        47,000,000               358.25        44,760,517        67.3
  10               81.7        46,175,000           94.03        46,175,000                94.03        46,175,000        81.7
  11               79.8        41,500,000           58.20        41,500,000                58.20        36,510,387        70.2
  12               64.5        38,700,000          280.47        38,700,000               280.47        36,396,663        60.7
  13               71.2        38,000,000       23,959.65        37,938,682            23,920.98        35,805,876        67.2
13.01                           8,665,000                         8,651,018                              8,164,682
13.02                           8,200,000                         8,186,768                              7,726,531
13.03                           7,600,000                         7,587,736                              7,161,175
13.04                           6,760,000                         6,749,092                              6,369,677
13.05                           3,075,000                         3,070,038                              2,897,449
13.06                           2,500,000                         2,495,966                              2,355,650
13.07                           1,200,000                         1,198,064                              1,130,712
  14               66.1        37,132,000          161.41        37,132,000               161.41        27,575,406        49.1
  15               60.2        34,300,000          140.23        34,300,000               140.23        32,053,033        56.2
  16               73.0        33,500,000          172.25        33,500,000               172.25        33,500,000        73.0
  17               77.7        27,200,000          102.95        27,200,000               102.95        27,200,000        77.7
  18               78.6        27,100,000          132.47        27,100,000               132.47        24,411,738        70.8
  19               76.6        27,100,000      102,651.52        27,100,000           102,651.52        22,834,123        64.5
  20               70.7        26,500,000      165,625.00        26,500,000           165,625.00        24,294,932        64.8
  21               75.2        25,500,000          138.43        25,500,000               138.43        25,500,000        75.2
  22               64.6        24,400,000          123.95        24,400,000               123.95        24,400,000        64.6
  23               80.0        24,000,000          104.93        24,000,000               104.93        22,434,295        74.8
  24               76.4        23,300,000           94.39        23,300,000                94.39        21,867,178        71.7
  25               58.8        22,500,000          170.54        22,500,000               170.54        21,222,631        55.5
  26               80.4        22,500,000      167,910.45        22,500,000           167,910.45        21,079,744        75.3
  27               79.4        22,000,000          193.15        22,000,000               193.15        20,978,343        75.7
  28               79.2        21,100,000          123.03        21,100,000               123.03        19,677,796        73.9
  29               55.0        21,000,000           75.15        21,000,000                75.15        21,000,000        55.0
  30               77.7        18,970,000          106.81        18,970,000               106.81        17,804,543        73.0
  31               62.2        18,900,000          128.92        18,900,000               128.92        18,900,000        62.2
31.01                           9,642,857                         9,642,857                              9,642,857
31.02                           9,257,143                         9,257,143                              9,257,143
  32               76.3        18,700,000          104.07        18,700,000               104.07        16,859,557        68.8
  33               79.6        18,500,000          159.25        18,462,879               158.93        15,493,501        66.8
  34               63.1        20,966,233          121.92        17,030,274                99.04               621         0.0
  35               79.2        16,800,000          248.70        16,800,000               248.70        16,800,000        79.2
  36               68.5        15,750,000          162.15        15,750,000               162.15        15,750,000        68.5
  37               70.4        14,850,000          109.17        14,850,000               109.17        13,438,635        63.7
  38               59.4        14,500,000           35.33        14,500,000                35.33        14,500,000        59.4
  39               74.2        14,100,000          178.95        14,100,000               178.95        13,250,224        69.7
  40               73.1        13,200,000          119.00        13,200,000               119.00        10,977,046        60.8
  41               79.9        13,100,000          228.90        13,100,000               228.90        12,294,898        75.0
  42               74.9        13,000,000       43,918.92        13,000,000            43,918.92        11,697,753        67.4
  43               79.8        13,000,000          134.51        13,000,000               134.51        12,452,555        76.4
  44               72.0        12,250,000          137.37        12,250,000               137.37        11,663,566        68.6
  45               76.3        12,050,000          225.22        12,050,000               225.22        11,292,712        71.5
  46               75.0        12,000,000          154.58        12,000,000               154.58        10,896,078        68.1
46.01                           4,544,379                         4,544,379                              4,126,326
46.02                           3,834,324                         3,834,324                              3,481,591
46.03                           2,556,216                         2,556,216                              2,321,061
46.04                           1,065,081                         1,065,081                                967,101
  47               64.6        11,960,000          173.76        11,960,000               173.76        11,960,000        64.6
  48               78.9        11,300,000           63.99        11,281,310                63.88        10,192,927        71.3
  49               58.3        11,190,000      116,562.50        11,190,000           116,562.50         8,864,547        46.2
  50               66.8        10,700,000        2,173.91        10,683,582             2,170.58         9,273,639        58.0
  51               47.7        10,500,000           59.84        10,500,000                59.84         9,933,371        45.2
  52               78.9        10,500,000          126.24        10,500,000               126.24         9,839,625        74.0
  53               65.9        10,500,000       12,650.60        10,475,864            12,621.52         8,389,539        52.8
53.01                           3,632,075                         3,623,726                              2,902,042
53.02                           3,566,038                         3,557,840                              2,849,277
53.03                           3,301,887                         3,294,297                              2,638,220
  54               62.3        10,500,000       64,814.81        10,473,106            64,648.80         8,950,906        53.3
  55               76.2        10,400,000           22.05        10,400,000                22.05        10,400,000        76.2
  56               70.8        10,400,000       94,545.45        10,400,000            94,545.45         8,650,391        58.9
  57               73.4        10,300,000       94,495.41        10,274,456            94,261.07         8,120,505        58.0
  58               69.3        10,220,000           86.74        10,220,000                86.74         9,655,802        65.5
58.01                           4,470,000                         4,470,000                              4,223,232
58.02                           3,150,000                         3,150,000                              2,976,103
58.03                           2,600,000                         2,600,000                              2,456,466
  59               77.3        10,050,000         Various        10,050,000              Various         8,681,258        66.8
59.01                           4,561,154                         4,561,154                              3,939,956
59.02                           3,169,615                         3,169,615                              2,737,935
59.03                           1,507,500                         1,507,500                              1,302,189
59.04                             811,731                           811,731                                701,179
  60               30.8        10,000,000          330.03        10,000,000               330.03         9,371,543        28.8
  61               73.1         9,800,000          291.33         9,800,000               291.33         9,189,218        68.6
  62               74.5         9,800,000          202.73         9,800,000               202.73           621,499         4.7
  63               76.3         9,800,000          122.29         9,761,957               121.81         8,727,669        68.2
  64               72.9         9,700,000          185.61         9,700,000               185.61         8,975,863        67.5
  65               67.2         9,544,000          255.85         9,544,000               255.85         9,544,000        67.2
65.01                           2,554,966                         2,554,966                              2,554,966
65.02                           2,415,468                         2,415,468                              2,415,468
65.03                           1,893,962                         1,893,962                              1,893,962
65.04                             922,274                           922,274                                922,274
65.05                             741,816                           741,816                                741,816
65.06                             523,379                           523,379                                523,379
65.07                             492,135                           492,135                                492,135
  66               65.0         9,425,000           43.39         9,425,000                43.39         9,425,000        65.0
  67               77.7         9,400,000       69,117.65         9,400,000            69,117.65         9,013,942        74.5
  68               78.4         9,080,000           51.41         9,080,000                51.41         8,295,616        71.7
68.01                           4,600,000                         4,600,000                              4,202,625
68.02                           4,480,000                         4,480,000                              4,092,991
  69               81.1         9,000,000           78.50         9,000,000                78.50         8,169,848        73.6
  70               71.7         8,600,000           50.62         8,600,000                50.62         8,600,000        71.7
  71               60.9         8,400,000          148.05         8,400,000               148.05         7,280,034        52.8
                   51.0         8,380,000          134.04         8,380,000               134.04         7,870,526        47.9
  72               51.0         4,280,000          134.04         4,280,000               134.04         4,019,615        47.9
  73               51.0         4,100,000          134.04         4,100,000               134.04         3,850,911        47.9
  74               59.6         8,350,000          131.27         8,350,000               131.27         8,171,472        58.4
  75               77.4         8,200,000       64,062.50         8,200,000            64,062.50         7,712,865        72.8
  76               77.4         8,200,000          107.57         8,200,000               107.57         7,547,433        71.2
  77               71.0         8,094,579           39.86         8,090,911                39.84         7,348,132        64.5
  78               64.5         8,060,000           87.00         8,060,000                87.00         7,242,139        57.9
  79               70.8         8,000,000          462.75         8,000,000               462.75         7,318,265        64.8
  80               31.8         8,000,000           35.54         7,986,643                35.49         6,864,543        27.3
  81               68.5         7,950,000       79,500.00         7,950,000            79,500.00         7,658,360        66.0
  82               72.7         7,850,000          378.24         7,850,000               378.24         6,873,749        63.6
  83               76.2         7,850,000       54,513.89         7,850,000            54,513.89         7,301,049        70.9
  84               75.9         7,860,000           95.21         7,819,810                94.73         6,131,199        59.5
  85               67.9         7,600,000          181.35         7,600,000               181.35         7,126,779        63.6
  86               65.0         7,600,000           62.91         7,600,000                62.91         6,896,581        58.9
  87               67.3         7,600,000       23,974.76         7,600,000            23,974.76         7,138,924        63.2
  88               78.8         7,600,000          141.27         7,580,904               140.91         6,493,725        67.5
  89               69.2         7,560,000          188.78         7,560,000               188.78         6,845,338        62.7
89.01                           3,739,097                         3,739,097                              3,385,633
89.02                           1,618,438                         1,618,438                              1,465,444
89.03                           1,203,382                         1,203,382                              1,089,624
89.04                             999,083                           999,083                                904,638
  90               73.7         7,500,000          239.14         7,500,000               239.14         6,851,947        67.3
  91               71.3         7,455,000           43.50         7,455,000                43.50         7,000,085        66.9
  92               64.9         7,335,000       80,604.40         7,329,824            80,547.52         6,327,221        56.0
  93               74.9         7,230,000           71.73         7,224,857                71.68         6,231,800        64.6
  94               75.3         7,000,000          347.39         7,000,000               347.39         6,369,601        68.5
  95               64.8         6,900,000           77.53         6,900,000                77.53         6,900,000        64.8
  96               74.5         6,850,000           69.84         6,850,000                69.84         6,217,366        67.6
  97               55.9         6,650,000           25.99         6,650,000                25.99         6,650,000        55.9
  98               79.5         6,600,000          110.00         6,600,000               110.00         6,600,000        79.5
  99               61.8         6,500,000           51.50         6,500,000                51.50         5,914,207        56.2
 100               66.7         6,400,000          103.37         6,400,000               103.37         5,824,301        60.7
 101               68.1         6,400,000          264.17         6,400,000               264.17         5,521,808        58.7
 102               79.0         6,400,000          457.14         6,400,000               457.14         5,768,386        71.2
 103               69.1         6,350,000      104,098.36         6,350,000           104,098.36         5,714,813        62.2
 104               63.6         6,300,000           83.20         6,300,000                83.20         5,914,870        59.7
 105               68.5         6,300,000          138.65         6,300,000               138.65         5,918,066        64.3
 106               48.3         6,300,000       64,948.45         6,283,863            64,782.10         5,370,544        41.3
 107               79.5         6,200,000       25,203.25         6,200,000            25,203.25         5,763,999        73.9
 108               73.7         6,135,000      180,441.18         6,114,475           179,837.49         5,453,324        65.7
 109               63.4         5,171,000           90.00         5,171,000                90.00         4,870,032        59.8
 110               74.6         5,920,000           55.67         5,920,000                55.67         5,375,771        67.7
 111               79.7         5,900,000          124.25         5,900,000               124.25         5,394,792        72.9
 112               71.8         5,750,000          389.49         5,743,321               389.03         5,184,837        64.8
 113               72.4         5,650,000           68.22         5,650,000                68.22         4,938,826        63.3
 114               70.3         5,550,000          128.76         5,550,000               128.76         5,058,526        64.0
 115               73.9         5,475,000          114.50         5,470,966               114.42         4,702,618        63.5
 116               76.7         5,450,000          259.52         5,447,424               259.40         4,928,083        69.4
 117               80.0         5,080,000          271.95         5,080,000               271.95         4,605,937        72.5
 118               46.0         5,000,000           40.08         5,000,000                40.08         4,526,235        41.6
 119               75.2         5,000,000       32,894.74         5,000,000            32,894.74         5,000,000        75.2
 120               78.6         5,000,000           74.35         5,000,000                74.35         4,545,999        71.5
 121               71.0         5,000,000          130.80         5,000,000               130.80         4,487,393        63.7
 122               68.9         5,000,000          102.49         4,987,945               102.24         4,703,835        65.0
 123               73.1         4,945,000          109.71         4,926,807               109.31         3,891,619        57.7
 124               80.0         4,920,000          162.30         4,920,000               162.30         4,309,527        70.1
 125               79.4         4,920,000           55.59         4,920,000                55.59         4,402,530        71.0
 126               76.3         4,880,000           78.11         4,880,000                78.11         4,441,030        69.4
 127               69.5         4,700,000           63.20         4,700,000                63.20         4,700,000        69.5
 128               73.8         4,700,000          158.57         4,691,910               158.30         4,017,692        63.2
 129               57.3         4,650,000       78,813.56         4,644,836            78,726.04         3,684,225        45.5
 130               68.7         4,600,000          131.57         4,600,000               131.57         4,170,791        62.3
 131               68.2         4,500,000          127.94         4,500,000               127.94         4,095,212        62.0
 132               54.9         4,500,000          137.15         4,500,000               137.15         4,232,783        51.6
 133               68.9         4,375,000          278.04         4,375,000               278.04         4,137,607        65.2
 134               77.4         4,360,000          123.82         4,360,000               123.82         3,967,499        70.5
 135               56.9         4,350,000          101.08         4,350,000               101.08         3,928,119        51.4
 136               46.8         4,300,000           61.87         4,289,274                61.72         3,677,245        40.1
 137               73.7         4,225,000           50.31         4,225,000                50.31         3,962,104        69.1
 138               58.0         4,200,000           59.70         4,200,000                59.70         3,950,188        54.6
 139               68.2         4,200,000           16.97         4,200,000                16.97         3,681,996        59.8
139.01                            954,545                           954,545                                836,817
139.02                            947,727                           947,727                                830,840
139.03                            661,364                           661,364                                579,795
139.04                            620,455                           620,455                                543,931
139.05                            572,727                           572,727                                502,090
139.06                            443,182                           443,182                                388,522
 140               79.2         4,100,000          196.88         4,100,000               196.88         3,713,896        71.7
 141               79.5         4,100,000           49.78         4,100,000                49.78         3,844,882        74.5
 142               74.5         4,100,000          135.64         4,100,000               135.64         3,740,081        68.0
 143               79.7         4,000,000       35,398.23         4,000,000            35,398.23         3,542,880        70.6
 144               75.5         4,000,000          141.24         4,000,000               141.24         3,602,312        68.0
 145               76.0         4,000,000           48.53         3,989,828                48.41         3,412,830        65.0
 146               37.5         4,600,000       21,904.76         3,980,932            18,956.82         3,620,818        34.1
 147               20.8         6,000,000       30,000.00         3,974,939            19,874.69                 1         0.0
 148               80.0         3,960,000           76.45         3,960,000                76.45         3,699,499        74.7
 149               69.8         3,910,000          274.21         3,910,000               274.21         3,910,000        69.8
 150               79.7         3,880,000          145.15         3,880,000               145.15         3,643,745        74.8
 151               79.4         3,850,000          152.28         3,850,000               152.28         3,612,779        74.5
 152               76.8         3,840,000          286.67         3,840,000               286.67         3,482,791        69.7
 153               75.3         3,800,000          124.59         3,800,000               124.59           164,395         3.3
 154               66.0         3,760,000        1,222.37         3,728,117             1,212.00         3,196,950        56.6
 155               71.2         3,700,000          206.70         3,700,000               206.70         3,479,850        66.9
 156               28.1         3,600,000           39.44         3,600,000                39.44         3,600,000        28.1
 157               78.3         3,600,000          177.30         3,594,050               177.00         3,092,877        67.4
 158               64.2         3,500,000       23,648.65         3,500,000            23,648.65         3,271,081        60.0
 159               69.2         3,500,000       32,407.41         3,500,000            32,407.41         3,271,521        64.7
 160               75.3         3,500,000           90.82         3,500,000                90.82         3,118,554        67.1
 161               72.1         3,500,000          212.77         3,480,022               211.55         2,946,202        61.1
 162               70.1         3,420,000       51,818.18         3,420,000            51,818.18         3,308,237        67.8
 163               60.0         3,300,000           77.41         3,300,000                77.41         2,954,388        53.7
 164               71.0         3,270,000          160.49         3,263,828               160.19         2,904,402        63.1
 165               79.1         3,260,000       32,600.00         3,242,683            32,426.83         2,769,698        67.6
 166               79.9         3,100,000          158.73         3,100,000               158.73         2,764,946        71.3
 167               64.9         3,100,000           68.98         3,100,000                68.98         3,100,000        64.9
 168               77.1         3,083,000          209.37         3,083,000               209.37         3,083,000        77.1
 169               62.5         3,000,000          162.80         3,000,000               162.80         2,699,158        56.2
 170               47.8         3,000,000       20,270.27         3,000,000            20,270.27         2,700,055        43.1
 171               79.8         3,000,000           46.11         3,000,000                46.11         2,680,701        71.3
 172               66.7         3,000,000           47.69         3,000,000                47.69         2,650,370        58.9
 173               78.9         3,000,000           36.93         2,997,772                36.90         2,574,742        67.8
 174               59.9         3,000,000           29.97         2,994,895                29.92         2,568,150        51.4
 175               64.3         3,000,000           46.55         2,991,886                46.43         2,540,208        54.6
 176               65.0         2,965,000           61.24         2,958,680                61.10         2,580,255        56.7
176.01                          1,186,000                         1,183,472                              1,032,102
176.02                          1,023,088                         1,020,907                                890,330
176.03                            755,912                           754,301                                657,823
 177               57.9         3,000,000       47,619.05         2,954,777            46,901.22         2,334,320        45.8
 178               64.4         2,900,000          393.65         2,900,000               393.65         2,723,193        60.5
 179               46.7         2,840,000          135.17         2,840,000               135.17         2,528,041        41.6
 180               68.3         2,800,000           76.59         2,800,000                76.59         2,548,315        62.2
 181               66.7         2,800,000          220.26         2,800,000               220.26         2,626,455        62.5
 182               62.1         2,800,000          137.51         2,793,687               137.20         2,422,170        53.8
 183               19.0         4,100,000       37,272.73         2,723,839            24,762.17                 2         0.0
 184               70.5         2,700,000           45.93         2,700,000                45.93         2,575,681        67.3
 185               67.4         2,550,000          147.83         2,543,792               147.47         2,186,915        57.9
 186               31.5         2,500,000           38.12         2,500,000                38.12         2,263,118        28.5
 187               58.7         2,500,000           50.24         2,494,448                50.13         2,166,203        51.0
 188               75.2         2,480,000          163.98         2,480,000               163.98         2,124,576        64.4
 189               68.7         2,450,000          264.41         2,447,220               264.11         2,213,559        62.2
 190               77.0         2,430,000           36.73         2,428,242                36.71         2,091,003        66.3
 191               70.6         2,400,000          109.19         2,400,000               109.19         2,250,562        66.2
 192               77.4         2,400,000          182.90         2,400,000               182.90         2,207,293        71.2
 193               69.8         2,400,000           43.51         2,389,413                43.32         2,042,401        59.6
 194               72.9         2,300,000          164.29         2,296,041               164.00         1,966,105        62.4
 195               72.4         2,300,000          167.55         2,287,170               166.62         1,941,929        61.5
 196               71.0         2,200,000           57.37         2,200,000                57.37         2,063,107        66.6
 197               75.3         2,160,000           46.59         2,154,677                46.48         1,849,815        64.7
 198               15.5         2,150,000           74.94         2,148,152                74.87         1,816,107        13.1
 199               25.7         2,150,000          115.98         2,141,883               115.54         1,684,276        20.2
 200               68.2         2,125,000           89.17         2,120,972                89.00         1,793,769        57.7
 201               44.8         2,100,000           20.10         2,100,000                20.10         1,931,417        41.2
 202               29.7         2,050,000           31.14         2,050,000                31.14         2,050,000        29.7
 203               56.0         2,050,000           44.45         2,050,000                44.45         1,850,966        50.6
 204               67.6         2,030,000          318.33         2,026,709               317.82         1,748,095        58.3
 205               72.2         2,025,000          119.26         2,021,709               119.06         1,743,303        62.3
 206               43.8         2,000,000          158.37         1,994,530               157.93         1,691,055        37.2
 207               75.3         1,980,000          134.69         1,976,923               134.48         1,713,532        65.3
 208               75.2         1,970,000          167.52         1,970,000               167.52         1,790,244        68.3
 209               44.5         1,930,000          130.94         1,930,000               130.94         1,702,729        39.2
 210               73.9         1,900,000           33.98         1,891,541                33.83         1,615,012        63.1
 211               74.9         1,875,000          223.21         1,873,539               223.04         1,601,110        64.0
 212               70.8         1,825,000          150.17         1,820,792               149.82         1,574,823        61.3
 213               66.1         1,800,000          226.70         1,800,000               226.70         1,646,582        60.4
 214               78.6         1,800,000          171.43         1,800,000               171.43         1,641,534        71.7
 215               61.6         1,725,000       57,500.00         1,725,000            57,500.00         1,725,000        61.6
 216               65.3         1,710,000       37,173.91         1,710,000            37,173.91         1,607,388        61.4
 217               75.7         1,710,000           95.00         1,702,818                94.60         1,464,054        65.1
 218               21.2         2,600,000           28.85         1,702,802                18.89                 0         0.0
 219               74.5         1,610,000          191.67         1,610,000               191.67         1,388,696        64.3
 220               38.2         1,580,000          106.61         1,580,000               106.61         1,483,708        35.8
 221               71.8         1,545,000          156.06         1,543,969               155.96         1,339,769        62.3
 222               70.3         1,500,000           96.93         1,497,658                96.78         1,297,420        60.9
 223               17.7         1,400,000           18.72         1,398,958                18.71         1,201,309        15.2
 224               45.5         1,400,000           50.00         1,397,751                49.92         1,206,925        39.3
 225               65.5         1,315,000          167.20         1,309,064               166.44         1,115,789        55.8
 226               59.2         1,250,000           45.45         1,249,221                45.43         1,090,669        51.7
 227               30.0         1,200,000           56.17         1,200,000                56.17         1,094,275        27.4
 228               71.7         1,200,000          138.89         1,197,021               138.54         1,026,795        61.5
 229               70.3         1,200,000           30.18         1,195,544                30.06           942,839        55.5
 230               47.7         1,179,000       51,260.87         1,177,206            51,182.89         1,022,832        41.4
 231               49.1         1,125,000          246.17         1,125,000               246.17         1,028,681        44.9
 232               13.2         1,840,000       14,838.71         1,079,012             8,701.71                 3         0.0
 233               10.4         1,600,000           22.74         1,039,052                14.77           701,817         7.0
 234               55.9         1,000,000        6,666.67         1,000,000             6,666.67           934,216        52.2
 235               69.8         1,000,000           82.64           998,670                82.53           880,188        61.6
 236               59.9           990,000          113.79           987,711               113.53           854,051        51.8
 237               79.5           910,000          106.50           906,023               106.03           775,313        68.0
 238                5.5         2,250,000       25,568.18           852,563             9,688.22                 0         0.0
 239               24.5           850,000           42.52           849,368                42.49           729,366        21.1
 240               63.8           832,000          132.06           829,918               131.73           654,886        50.4
 241               42.0           800,000           54.28           798,854                54.20           698,687        36.8
 242               17.9         1,000,000       47,619.05           792,814            37,753.04                 0         0.0
 243               62.4           780,000          113.04           779,490               112.97           677,671        54.2
 244               64.9           760,000           56.30           759,529                56.26           663,478        56.7
 245               25.4           750,000           50.60           748,934                50.53           655,537        22.2
 246                9.6         1,690,000           21.18           684,177                 8.57                 0         0.0

                         % OF APPLICABLE                                      NET                                MONTHLY
         % OF INITIAL       LOAN GROUP        INTEREST       ADMIN.        MORTGAGE       ACCRUAL                P&I DEBT
LOAN #   POOL BALANCE        BALANCE       RATE %(22,29)    FEE %(12)     RATE %(13)        TYPE           SERVICE ($)(4,21,29)
-------------------------------------------------------------------------------------------------------------------------------

  1         17.8%             80.0%            6.4650        0.0209         6.4441       Actual/360            2,738,645.83
1.001        0.5%              2.1%
1.002        0.3%              1.5%
1.003        0.3%              1.4%
1.004        0.3%              1.2%
1.005        0.3%              1.2%
1.006        0.3%              1.1%
1.007        0.2%              1.1%
1.008        0.2%              1.0%
1.009        0.2%              1.0%
1.010        0.2%              0.9%
1.011        0.2%              0.9%
1.012        0.2%              0.8%
1.013        0.2%              0.8%
1.014        0.2%              0.8%
1.015        0.2%              0.8%
1.016        0.2%              0.7%
1.017        0.2%              0.7%
1.018        0.1%              0.7%
1.019        0.1%              0.6%
1.020        0.1%              0.6%
1.021        0.1%              0.6%
1.022        0.1%              0.6%
1.023        0.1%              0.6%
1.024        0.1%              0.6%
1.025        0.1%              0.6%
1.026        0.1%              0.6%
1.027        0.1%              0.6%
1.028        0.1%              0.5%
1.029        0.1%              0.5%
1.030        0.1%              0.5%
1.031        0.1%              0.5%
1.032        0.1%              0.5%
1.033        0.1%              0.5%
1.034        0.1%              0.5%
1.035        0.1%              0.5%
1.036        0.1%              0.5%
1.037        0.1%              0.5%
1.038        0.1%              0.5%
1.039        0.1%              0.5%
1.040        0.1%              0.5%
1.041        0.1%              0.5%
1.042        0.1%              0.5%
1.043        0.1%              0.5%
1.044        0.1%              0.5%
1.045        0.1%              0.5%
1.046        0.1%              0.5%
1.047        0.1%              0.4%
1.048        0.1%              0.4%
1.049        0.1%              0.4%
1.050        0.1%              0.4%
1.051        0.1%              0.4%
1.052        0.1%              0.4%
1.053        0.1%              0.4%
1.054        0.1%              0.4%
1.055        0.1%              0.4%
1.056        0.1%              0.4%
1.057        0.1%              0.4%
1.058        0.1%              0.4%
1.059        0.1%              0.4%
1.060        0.1%              0.4%
1.061        0.1%              0.4%
1.062        0.1%              0.4%
1.063        0.1%              0.4%
1.064        0.1%              0.4%
1.065        0.1%              0.4%
1.066        0.1%              0.4%
1.067        0.1%              0.4%
1.068        0.1%              0.4%
1.069        0.1%              0.4%
1.070        0.1%              0.4%
1.071        0.1%              0.4%
1.072        0.1%              0.4%
1.073        0.1%              0.4%
1.074        0.1%              0.4%
1.075        0.1%              0.4%
1.076        0.1%              0.4%
1.077        0.1%              0.4%
1.078        0.1%              0.4%
1.079        0.1%              0.4%
1.080        0.1%              0.4%
1.081        0.1%              0.4%
1.082        0.1%              0.4%
1.083        0.1%              0.4%
1.084        0.1%              0.4%
1.085        0.1%              0.3%
1.086        0.1%              0.3%
1.087        0.1%              0.3%
1.088        0.1%              0.3%
1.089        0.1%              0.3%
1.090        0.1%              0.3%
1.091        0.1%              0.3%
1.092        0.1%              0.3%
1.093        0.1%              0.3%
1.094        0.1%              0.3%
1.095        0.1%              0.3%
1.096        0.1%              0.3%
1.097        0.1%              0.3%
1.098        0.1%              0.3%
1.099        0.1%              0.3%
1.100        0.1%              0.3%
1.101        0.1%              0.3%
1.102        0.1%              0.3%
1.103        0.1%              0.3%
1.104        0.1%              0.3%
1.105        0.1%              0.3%
1.106        0.1%              0.3%
1.107        0.1%              0.3%
1.108        0.1%              0.3%
1.109        0.1%              0.3%
1.110        0.1%              0.3%
1.111        0.1%              0.3%
1.112        0.1%              0.3%
1.113        0.1%              0.3%
1.114        0.1%              0.3%
1.115        0.1%              0.3%
1.116        0.1%              0.3%
1.117        0.1%              0.3%
1.118        0.1%              0.3%
1.119        0.1%              0.3%
1.120        0.1%              0.3%
1.121        0.1%              0.3%
1.122        0.1%              0.3%
1.123        0.1%              0.3%
1.124        0.1%              0.3%
1.125        0.1%              0.3%
1.126        0.1%              0.3%
1.127        0.1%              0.3%
1.128        0.1%              0.3%
1.129        0.1%              0.2%
1.130        0.1%              0.2%
1.131        0.1%              0.2%
1.132        0.1%              0.2%
1.133        0.1%              0.2%
1.134        0.1%              0.2%
1.135        0.1%              0.2%
1.136        0.1%              0.2%
1.137        0.1%              0.2%
1.138        0.1%              0.2%
1.139        0.1%              0.2%
1.140        0.1%              0.2%
1.141        0.1%              0.2%
1.142        0.0%              0.2%
1.143        0.0%              0.2%
1.144        0.0%              0.2%
1.145        0.0%              0.2%
1.146        0.0%              0.2%
1.147        0.0%              0.2%
1.148        0.0%              0.2%
1.149        0.0%              0.2%
1.150        0.0%              0.2%
1.151        0.0%              0.2%
1.152        0.0%              0.2%
1.153        0.0%              0.2%
1.154        0.0%              0.2%
1.155        0.0%              0.2%
1.156        0.0%              0.2%
1.157        0.0%              0.2%
1.158        0.0%              0.2%
1.159        0.0%              0.2%
1.160        0.0%              0.2%
1.161        0.0%              0.2%
1.162        0.0%              0.2%
1.163        0.0%              0.2%
1.164        0.0%              0.2%
1.165        0.0%              0.2%
1.166        0.0%              0.2%
1.167        0.0%              0.2%
1.168        0.0%              0.2%
1.169        0.0%              0.2%
1.170        0.0%              0.2%
1.171        0.0%              0.2%
1.172        0.0%              0.2%
1.173        0.0%              0.2%
1.174        0.0%              0.2%
1.175        0.0%              0.2%
1.176        0.0%              0.2%
1.177        0.0%              0.2%
1.178        0.0%              0.2%
1.179        0.0%              0.2%
1.180        0.0%              0.2%
1.181        0.0%              0.2%
1.182        0.0%              0.2%
1.183        0.0%              0.2%
1.184        0.0%              0.2%
1.185        0.0%              0.2%
1.186        0.0%              0.1%
1.187        0.0%              0.1%
1.188        0.0%              0.1%
1.189        0.0%              0.1%
1.190        0.0%              0.1%
1.191        0.0%              0.1%
1.192        0.0%              0.1%
1.193        0.0%              0.1%
1.194        0.0%              0.1%
1.195        0.0%              0.1%
1.196        0.0%              0.1%
1.197        0.0%              0.1%
1.198        0.0%              0.1%
1.199        0.0%              0.1%
1.200        0.0%              0.1%
1.201        0.0%              0.1%
1.202        0.0%              0.1%
1.203        0.0%              0.1%
1.204        0.0%              0.1%
1.205        0.0%              0.1%
1.206        0.0%              0.1%
1.207        0.0%              0.1%
1.208        0.0%              0.1%
1.209        0.0%              0.1%
1.210        0.0%              0.1%
1.211        0.0%              0.1%
1.212        0.0%              0.1%
1.213        0.0%              0.1%
1.214        0.0%              0.1%
1.215        0.0%              0.1%
1.216        0.0%              0.1%
1.217        0.0%              0.1%
1.218        0.0%              0.1%
1.219        0.0%              0.1%
1.220        0.0%              0.1%
1.221        0.0%              0.1%
1.222        0.0%              0.1%
1.223        0.0%              0.1%
1.224        0.0%              0.1%
1.225        0.0%              0.1%
1.226        0.0%              0.1%
1.227        0.0%              0.1%
1.228        0.0%              0.1%
1.229        0.0%              0.1%
1.230        0.0%              0.1%
1.231        0.0%              0.1%
1.232        0.0%              0.1%
1.233        0.0%              0.1%
1.234        0.0%              0.1%
1.235        0.0%              0.1%
1.236        0.0%              0.1%
1.237        0.0%              0.1%
1.238        0.0%              0.1%
1.239        0.0%              0.1%
1.240        0.0%              0.1%
1.241        0.0%              0.1%
1.242        0.0%              0.1%
1.243        0.0%              0.1%
1.244        0.0%              0.1%
1.245        0.0%              0.1%
1.246        0.0%              0.1%
1.247        0.0%              0.1%
1.248        0.0%              0.1%
1.249        0.0%              0.1%
1.250        0.0%              0.1%
1.251        0.0%              0.1%
1.252        0.0%              0.1%
1.253        0.0%              0.1%
1.254        0.0%              0.1%
1.255        0.0%              0.1%
1.256        0.0%              0.1%
1.257        0.0%              0.1%
1.258        0.0%              0.1%
1.259        0.0%              0.1%
1.260        0.0%              0.0%
1.261        0.0%              0.0%
1.262        0.0%              0.0%
1.263        0.0%              0.0%
1.264        0.0%              0.0%
1.265        0.0%              0.0%
1.266        0.0%              0.0%
1.267        0.0%              0.0%
1.268        0.0%              0.0%
1.269        0.0%              0.0%
1.270        0.0%              0.0%
1.271        0.0%              0.0%
1.272        0.0%              0.0%
1.273        0.0%              0.0%
1.274        0.0%              0.0%
  2          4.6%              6.0%            6.6270        0.0209         6.6061       Actual/360             833,216.61
 2.01        1.3%              1.7%
 2.02        0.8%              1.0%
 2.03        0.7%              0.9%
 2.04        0.7%              0.9%
 2.05        0.6%              0.8%
 2.06        0.6%              0.7%
  3          3.7%              4.8%            6.8560        0.0209         6.8351       Actual/360             606,006.60
  4          2.1%              2.8%            6.2440        0.0209         6.2231       Actual/360             369,196.21
  5          2.0%              2.5%            6.2440        0.0209         6.2231       Actual/360             339,045.19
  6          1.9%              2.4%            6.3380        0.0209         6.3171       Actual/360             319,254.95
 6.01        0.6%              0.8%
 6.02        0.5%              0.6%
 6.03        0.3%              0.4%
 6.04        0.2%              0.3%
 6.05        0.1%              0.2%
 6.06        0.1%              0.1%
  7          1.8%              2.3%            7.0350        0.0209         7.0141       Actual/360             340,503.92
 7.01        0.7%              0.9%
 7.02        0.4%              0.6%
 7.03        0.4%              0.6%
 7.04        0.2%              0.3%
  8          1.8%              2.3%            6.1520        0.0209         6.1311       Actual/360             260,605.56
  9          1.7%              2.1%            6.2440        0.0209         6.2231       Actual/360             289,203.70
  10         1.6%              2.1%            5.9240        0.0209         5.9031       Actual/360             231,749.76
  11         1.5%              1.9%            5.6800        0.0209         5.6591       Actual/360             240,340.46
  12         1.4%              1.8%            6.4110        0.0209         6.3901       Actual/360             242,349.59
  13         1.3%              1.7%            6.5500        0.0209         6.5291       Actual/360             241,436.75
13.01        0.3%              0.4%
13.02        0.3%              0.4%
13.03        0.3%              0.3%
13.04        0.2%              0.3%
13.05        0.1%              0.1%
13.06        0.1%              0.1%
13.07        0.0%              0.1%
  14         1.3%              1.7%            6.0650        0.0209         6.0441       Actual/360             256,839.96
  15         1.2%              1.6%            5.9100        0.0209         5.8891       Actual/360             203,665.35
  16         1.2%              1.5%            6.1502        0.0209         6.1293       Actual/360             174,554.63
  17         1.0%              1.2%            6.1782        0.0209         6.1573       Actual/360             142,373.19
  18         1.0%              1.2%            5.5760        0.0209         5.5551       Actual/360             146,883.49
  19         1.0%              4.3%            5.7800        0.0209         5.7591       Actual/360             158,665.09
  20         0.9%              1.2%            5.7800        0.0209         5.7591       Actual/360             155,152.21
  21         0.9%              1.2%            6.0300        0.0209         6.0091       Actual/360             130,273.13
  22         0.9%              1.1%            6.1340        0.0209         6.1131       Actual/360             126,803.41
  23         0.9%              1.1%            5.9450        0.0209         5.9241       Actual/360             143,044.57
  24         0.8%              1.1%            6.2500        0.0209         6.2291       Actual/360             143,462.11
  25         0.8%              1.0%            6.6500        0.0209         6.6291       Actual/360             144,442.10
  26         0.8%              1.0%            6.1200        0.0209         6.0991       Actual/360             136,639.63
  27         0.8%              1.0%            5.7820        0.0209         5.7611       Actual/360             122,237.64
  28         0.8%              1.0%            5.7670        0.0209         5.7461       Actual/360             123,361.84
  29         0.7%              1.0%            5.6615        0.0209         5.6406       Actual/360             100,727.52
  30         0.7%              0.9%            6.2548        0.0209         6.2339       Actual/360             116,860.29
  31         0.7%              0.9%            6.5200        0.0209         6.4991       Actual/360             104,401.50
31.01        0.3%              0.4%
31.02        0.3%              0.4%
  32         0.7%              0.9%            5.8750        0.0209         5.8541       Actual/360             110,617.56
  33         0.7%              0.8%            5.5800        0.0209         5.5591       Actual/360             105,971.41
  34         0.6%              0.8%            8.2276        0.0209         8.2067         30/360               164,993.95
  35         0.6%              0.8%            5.7230        0.0609         5.6621       Actual/360             81,457.37
  36         0.6%              0.7%            6.5040        0.0209         6.4831       Actual/360             86,787.75
  37         0.5%              0.7%            6.0700        0.0209         6.0491       Actual/360             89,702.67
  38         0.5%              0.7%            5.6000        0.0209         5.5791       Actual/360             68,794.44
  39         0.5%              0.6%            5.6000        0.0209         5.5791       Actual/360             79,022.20
  40         0.5%              0.6%            6.0230        0.0209         6.0021       Actual/360             85,233.47
  41         0.5%              0.6%            6.2530        0.0209         6.2321       Actual/360             80,684.52
  42         0.5%              2.1%            5.7830        0.0209         5.7621       Actual/360             76,137.22
  43         0.5%              0.6%            6.1810        0.0209         6.1601       Actual/360             75,711.53
  44         0.4%              0.6%            5.6600        0.0209         5.6391       Actual/360             67,073.95
  45         0.4%              0.6%            6.1780        0.0209         6.1571       Actual/360             70,154.28
  46         0.4%              0.5%            6.2500        0.0209         6.2291       Actual/360             73,886.06
46.01        0.2%              0.2%
46.02        0.1%              0.2%
46.03        0.1%              0.1%
46.04        0.0%              0.0%
  47         0.4%              0.5%            6.2400        0.0209         6.2191       Actual/360             63,228.53
  48         0.4%              0.5%            6.2400        0.0209         6.2191       Actual/360             66,262.89
  49         0.4%              0.5%            6.6900        0.0209         6.6691       Actual/360             76,889.56
  50         0.4%              0.5%            6.7640        0.0209         6.7431       Actual/360             69,499.60
  51         0.4%              0.5%            6.9000        0.0209         6.8791       Actual/360             69,153.01
  52         0.4%              0.5%            6.1320        0.0209         6.1111       Actual/360             63,846.64
  53         0.4%              0.5%            6.9600        0.0209         6.9391       Actual/360             73,944.10
53.01        0.1%              0.2%
53.02        0.1%              0.2%
53.03        0.1%              0.2%
  54         0.4%              0.5%            6.1700        0.0209         6.1491       Actual/360             64,104.98
  55         0.4%              0.5%            6.4400        0.0209         6.4191       Actual/360             56,743.56
  56         0.4%              0.5%            6.9500        0.0209         6.9291       Actual/360             71,194.11
  57         0.4%              0.5%            6.5400        0.0409         6.4991       Actual/360             69,804.00
  58         0.4%              0.5%            6.7900        0.0209         6.7691       Actual/360             66,558.69
58.01        0.2%              0.2%
58.02        0.1%              0.1%
58.03        0.1%              0.1%
  59         0.4%              0.5%            6.6430        0.0209         6.6221       Actual/360             64,470.91
59.01        0.2%              0.2%
59.02        0.1%              0.1%
59.03        0.1%              0.1%
59.04        0.0%              0.0%
  60         0.4%              0.5%            6.1400        0.0209         6.1191       Actual/360             60,858.09
  61         0.3%              0.4%            6.2120        0.0209         6.1911       Actual/360             57,280.73
  62         0.3%              0.4%            6.8900        0.0209         6.8691       Actual/360             66,704.69
  63         0.3%              0.4%            5.7380        0.0209         5.7171       Actual/360             54,165.07
  64         0.3%              0.4%            6.3460        0.0209         6.3251       Actual/360             60,331.52
  65         0.3%              0.4%            6.7800        0.0209         6.7591       Actual/360             54,822.33
65.01        0.1%              0.1%
65.02        0.1%              0.1%
65.03        0.1%              0.1%
65.04        0.0%              0.0%
65.05        0.0%              0.0%
65.06        0.0%              0.0%
65.07        0.0%              0.0%
  66         0.3%              0.4%            5.7200        0.0209         5.6991       Actual/360             45,674.60
  67         0.3%              1.5%            6.2790        0.0209         6.2581       Actual/360             55,370.50
  68         0.3%              0.4%            6.5750        0.0209         6.5541       Actual/360             57,840.37
68.01        0.2%              0.2%
68.02        0.2%              0.2%
  69         0.3%              0.4%            6.2320        0.0209         6.2111       Actual/360             55,309.23
  70         0.3%              0.4%            6.1000        0.0209         6.0791       Actual/360             44,445.28
  71         0.3%              0.4%            6.7640        0.0209         6.7431       Actual/360             54,560.43
             0.3%              0.4%            6.3114        0.0209         6.2905       Actual/360             51,932.35
  72         0.2%              0.2%            6.3080        0.0209         6.2871       Actual/360             26,514.36
  73         0.1%              0.2%            6.3150        0.0209         6.2941       Actual/360             25,417.99
  74         0.3%              0.4%            6.4240        0.0209         6.4031       Actual/360             52,361.03
  75         0.3%              1.3%            6.4250        0.0209         6.4041       Actual/360             51,425.79
  76         0.3%              0.4%            7.0000        0.0209         6.9791       Actual/360             54,554.80
  77         0.3%              0.4%            6.4500        0.0209         6.4291       Actual/360             48,626.06
  78         0.3%              0.4%            6.6300        0.0209         6.6091       Actual/360             51,635.71
  79         0.3%              0.4%            6.6500        0.0209         6.6291       Actual/360             51,357.19
  80         0.3%              0.4%            6.4030        0.0209         6.3821       Actual/360             50,056.19
  81         0.3%              1.3%            5.9500        0.0209         5.9291       Actual/360             47,409.01
  82         0.3%              0.4%            6.6550        0.0209         6.6341       Actual/360             50,420.23
  83         0.3%              1.3%            5.7300        0.0209         5.7091       Actual/360             43,345.69
  84         0.3%              0.4%            6.2070        0.0209         6.1861       Actual/360             51,641.29
  85         0.3%              0.3%            6.1900        0.0209         6.1691       Actual/360             46,498.34
  86         0.3%              0.3%            6.2100        0.0209         6.1891       Actual/360             46,596.97
  87         0.3%              1.2%            6.3300        0.0209         6.3091       Actual/360             47,205.54
  88         0.3%              0.3%            6.2500        0.0209         6.2291       Actual/360             46,794.51
  89         0.3%              0.3%            6.1000        0.0209         6.0791       Actual/360             45,813.21
89.01        0.1%              0.2%
89.02        0.1%              0.1%
89.03        0.0%              0.1%
89.04        0.0%              0.0%
  90         0.3%              0.3%            6.5830        0.0209         6.5621       Actual/360             47,815.23
  91         0.3%              0.3%            6.2900        0.0209         6.2691       Actual/360             46,095.84
  92         0.3%              0.3%            6.5880        0.0209         6.5671       Actual/360             46,787.50
  93         0.3%              0.3%            6.5600        0.0209         6.5391       Actual/360             45,984.18
  94         0.2%              0.3%            6.3600        0.0209         6.3391       Actual/360             43,602.24
  95         0.2%              0.3%            5.7770        0.0209         5.7561       Actual/360             33,771.38
  96         0.2%              0.3%            6.5000        0.0209         6.4791       Actual/360             41,384.57
  97         0.2%              0.3%            5.6800        0.0209         5.6591       Actual/360             32,001.28
  98         0.2%              0.3%            6.0670        0.0509         6.0161       Actual/360             33,924.64
  99         0.2%              0.3%            6.3600        0.0209         6.3391       Actual/360             40,487.80
 100         0.2%              0.3%            6.3700        0.0209         6.3491       Actual/360             39,906.75
 101         0.2%              0.3%            6.6000        0.0209         6.5791       Actual/360             40,874.16
 102         0.2%              0.3%            6.2130        0.0209         6.1921       Actual/360             37,412.16
 103         0.2%              1.0%            5.7910        0.0909         5.7001       Actual/360             37,222.43
 104         0.2%              0.3%            6.2800        0.0209         6.2591       Actual/360             38,913.19
 105         0.2%              0.3%            6.3230        0.0209         6.3021       Actual/360             39,089.79
 106         0.2%              0.3%            6.1700        0.0209         6.1491       Actual/360             38,462.99
 107         0.2%              1.0%            5.5470        0.0209         5.5261       Actual/360             35,385.96
 108         0.2%              1.0%            5.6700        0.0209         5.6491       Actual/360             33,632.26
 109         0.2%              0.2%            6.5310        0.0209         6.5101       Actual/360             32,789.73
 110         0.2%              0.3%            6.2500        0.0209         6.2291       Actual/360             36,450.46
 111         0.2%              0.3%            6.6250        0.0209         6.6041       Actual/360             37,778.35
 112         0.2%              0.3%            6.2300        0.0609         6.1691       Actual/360             33,678.81
 113         0.2%              0.3%            6.3200        0.0209         6.2991       Actual/360             36,927.91
 114         0.2%              0.3%            6.4500        0.0209         6.4291       Actual/360             34,897.48
 115         0.2%              0.3%            6.4350        0.0209         6.4141       Actual/360             34,372.02
 116         0.2%              0.2%            6.3400        0.0209         6.3191       Actual/360             32,329.55
 117         0.2%              0.2%            6.1700        0.0209         6.1491       Actual/360             31,014.60
 118         0.2%              0.2%            6.0900        0.0209         6.0691       Actual/360             30,267.45
 119         0.2%              0.8%            5.8000        0.0209         5.7791       Actual/360             24,569.44
 120         0.2%              0.2%            6.3200        0.0209         6.2991       Actual/360             31,013.85
 121         0.2%              0.2%            6.5800        0.0209         6.5591       Actual/360             31,866.92
 122         0.2%              0.2%            6.4200        0.0209         6.3991       Actual/360             31,340.80
 123         0.2%              0.2%            6.4800        0.0209         6.4591       Actual/360             33,327.22
 124         0.2%              0.2%            5.9500        0.0209         5.9291       Actual/360             29,339.91
 125         0.2%              0.2%            6.4400        0.0209         6.4191       Actual/360             30,903.86
 126         0.2%              0.2%            6.3700        0.0209         6.3491       Actual/360             30,428.89
 127         0.2%              0.2%            6.2400        0.0209         6.2191       Actual/360             24,847.33
 128         0.2%              0.2%            6.2700        0.0209         6.2491       Actual/360             28,999.87
 129         0.2%              0.2%            6.6900        0.0209         6.6691       Actual/360             31,951.43
 130         0.2%              0.2%            6.1700        0.0209         6.1491       Actual/360             28,084.09
 131         0.2%              0.2%            6.3700        0.0209         6.3491       Actual/360             28,059.43
 132         0.2%              0.2%            6.4300        0.0209         6.4091       Actual/360             28,236.22
 133         0.2%              0.2%            6.7640        0.0209         6.7431       Actual/360             27,229.50
 134         0.2%              0.2%            6.3620        0.0209         6.3411       Actual/360             27,163.67
 135         0.2%              0.2%            6.8700        0.0209         6.8491       Actual/360             28,561.87
 136         0.2%              0.2%            6.2800        0.0209         6.2591       Actual/360             26,559.80
 137         0.2%              0.2%            6.1900        0.0209         6.1691       Actual/360             25,849.40
 138         0.1%              0.2%            6.4180        0.1109         6.3071       Actual/360             26,320.77
 139         0.1%              0.2%            6.4100        0.0209         6.3891       Actual/360             26,298.75
139.01       0.0%              0.0%
139.02       0.0%              0.0%
139.03       0.0%              0.0%
139.04       0.0%              0.0%
139.05       0.0%              0.0%
139.06       0.0%              0.0%
 140         0.1%              0.2%            6.1200        0.0209         6.0991       Actual/360             24,898.78
 141         0.1%              0.2%            6.1900        0.0209         6.1691       Actual/360             25,084.63
 142         0.1%              0.2%            6.5000        0.0209         6.4791       Actual/360             25,914.79
 143         0.1%              0.6%            5.9700        0.0209         5.9491       Actual/360             23,904.93
 144         0.1%              0.2%            6.7400        0.0209         6.7191       Actual/360             25,917.34
 145         0.1%              0.2%            6.2000        0.0209         6.1791       Actual/360             24,498.76
 146         0.1%              0.6%            8.7500        0.0209         8.7291         30/360               36,188.22
 147         0.1%              0.2%            9.1000        0.0209         9.0791         30/360               54,370.04
 148         0.1%              0.2%            5.8990        0.0209         5.8781       Actual/360             23,485.67
 149         0.1%              0.2%            6.7200        0.0209         6.6991       Actual/360             22,260.93
 150         0.1%              0.2%            6.3000        0.0209         6.2791       Actual/360             24,016.14
 151         0.1%              0.2%            6.2400        0.0209         6.2191       Actual/360             23,680.08
 152         0.1%              0.2%            6.1900        0.0209         6.1691       Actual/360             23,493.90
 153         0.1%              0.2%            6.3900        0.0209         6.3691       Actual/360             25,397.29
 154         0.1%              0.2%            6.0920        0.0209         6.0711       Actual/360             22,765.98
 155         0.1%              0.2%            6.4200        0.0209         6.3991       Actual/360             23,192.20
 156         0.1%              0.2%            6.1300        0.0209         6.1091       Actual/360             18,696.50
 157         0.1%              0.2%            6.4470        0.0209         6.4261       Actual/360             22,629.11
 158         0.1%              0.2%            5.9300        0.0209         5.9091       Actual/360             20,827.01
 159         0.1%              0.2%            5.9400        0.0209         5.9191       Actual/360             20,849.45
 160         0.1%              0.2%            6.2400        0.0209         6.2191       Actual/360             21,527.34
 161         0.1%              0.2%            5.7400        0.0209         5.7191       Actual/360             20,402.82
 162         0.1%              0.5%            6.5000        0.0209         6.4791       Actual/360             21,616.73
 163         0.1%              0.2%            6.4600        0.0209         6.4391       Actual/360             20,771.51
 164         0.1%              0.1%            6.3700        0.0209         6.3491       Actual/360             19,790.07
 165         0.1%              0.5%            6.0500        0.0209         6.0291       Actual/360             19,650.27
 166         0.1%              0.1%            6.2900        0.0209         6.2691       Actual/360             19,167.95
 167         0.1%              0.1%            6.2000        0.0209         6.1791       Actual/360             16,283.61
 168         0.1%              0.1%            6.2780        0.0209         6.2571       Actual/360             16,398.05
 169         0.1%              0.1%            5.7770        0.0209         5.7561       Actual/360             17,558.68
 170         0.1%              0.1%            5.7900        0.0209         5.7691       Actual/360             17,583.49
 171         0.1%              0.1%            6.3700        0.0209         6.3491       Actual/360             18,706.29
 172         0.1%              0.1%            5.8600        0.0209         5.8391       Actual/360             17,717.38
 173         0.1%              0.1%            6.4070        0.0209         6.3861       Actual/360             18,778.93
 174         0.1%              0.1%            6.3200        0.0209         6.2991       Actual/360             18,608.31
 175         0.1%              0.1%            5.9400        0.0209         5.9191       Actual/360             17,870.95
 176         0.1%              0.1%            6.9100        0.0209         6.8891       Actual/360             19,547.33
176.01       0.0%              0.1%
176.02       0.0%              0.0%
176.03       0.0%              0.0%
 177         0.1%              0.1%            6.1400        0.0209         6.1191       Actual/360             19,586.59
 178         0.1%              0.1%            6.2900        0.0209         6.2691       Actual/360             17,931.31
 179         0.1%              0.1%            6.2000        0.0209         6.1791       Actual/360             17,394.12
 180         0.1%              0.1%            6.3700        0.0209         6.3491       Actual/360             17,459.20
 181         0.1%              0.1%            6.2100        0.0209         6.1891       Actual/360             17,167.30
 182         0.1%              0.1%            6.6900        0.0209         6.6691       Actual/360             18,049.21
 183         0.1%              0.1%            9.3750        0.0209         9.3541         30/360               37,883.33
 184         0.1%              0.1%            6.4100        0.0209         6.3891       Actual/360             16,906.34
 185         0.1%              0.1%            6.3800        0.0209         6.3591       Actual/360             15,917.02
 186         0.1%              0.1%            6.0900        0.0209         6.0691       Actual/360             15,133.73
 187         0.1%              0.1%            6.7500        0.0209         6.7291       Actual/360             16,214.95
 188         0.1%              0.1%            6.6050        0.0209         6.5841       Actual/360             16,908.22
 189         0.1%              0.1%            6.3100        0.0209         6.2891       Actual/360             14,483.37
 190         0.1%              0.1%            6.5000        0.0609         6.4391       Actual/360             15,359.25
 191         0.1%              0.1%            6.1900        0.0209         6.1691       Actual/360             14,683.69
 192         0.1%              0.1%            6.9600        0.0209         6.9391       Actual/360             15,902.84
 193         0.1%              0.1%            6.1100        0.0209         6.0891       Actual/360             14,559.38
 194         0.1%              0.1%            6.2700        0.0209         6.2491       Actual/360             14,191.43
 195         0.1%              0.1%            5.8400        0.0209         5.8191       Actual/360             13,553.96
 196         0.1%              0.1%            6.1900        0.0209         6.1691       Actual/360             13,460.04
 197         0.1%              0.1%            6.3300        0.0209         6.3091       Actual/360             13,412.08
 198         0.1%              0.1%            5.8600        0.0209         5.8391       Actual/360             12,697.46
 199         0.1%              0.1%            6.3400        0.0209         6.3191       Actual/360             14,302.74
 200         0.1%              0.1%            5.8400        0.0209         5.8191       Actual/360             12,522.68
 201         0.1%              0.1%            6.9600        0.0209         6.9391       Actual/360             13,914.98
 202         0.1%              0.1%            6.2000        0.0209         6.1791       Actual/360             10,768.19
 203         0.1%              0.1%            5.9500        0.0209         5.9291       Actual/360             12,224.96
 204         0.1%              0.1%            6.5300        0.0209         6.5091       Actual/360             12,871.06
 205         0.1%              0.1%            6.5200        0.0209         6.4991       Actual/360             12,826.02
 206         0.1%              0.1%            5.8920        0.0209         5.8711       Actual/360             11,852.49
 207         0.1%              0.1%            6.7100        0.0209         6.6891       Actual/360             12,789.64
 208         0.1%              0.1%            6.2900        0.0209         6.2691       Actual/360             12,180.93
 209         0.1%              0.1%            5.8050        0.0209         5.7841       Actual/360             11,330.48
 210         0.1%              0.1%            6.0700        0.0209         6.0491       Actual/360             11,477.11
 211         0.1%              0.1%            6.2300        0.0209         6.2091       Actual/360             11,520.32
 212         0.1%              0.1%            6.6000        0.0209         6.5791       Actual/360             11,655.52
 213         0.1%              0.1%            6.6500        0.0209         6.6291       Actual/360             11,555.37
 214         0.1%              0.1%            6.4800        0.0709         6.4091       Actual/360             11,353.56
 215         0.1%              0.3%            6.4540        0.0209         6.4331       Actual/360              9,432.25
 216         0.1%              0.3%            6.3700        0.0209         6.3491       Actual/360             10,662.58
 217         0.1%              0.1%            6.3200        0.0209         6.2991       Actual/360             10,606.74
 218         0.1%              0.1%            9.1250        0.0209         9.1041         30/360               23,602.30
 219         0.1%              0.1%            6.5900        0.0209         6.5691       Actual/360             10,271.78
 220         0.1%              0.1%            6.3000        0.0209         6.2791       Actual/360              9,779.77
 221         0.1%              0.1%            6.7800        0.0209         6.7591       Actual/360             10,051.67
 222         0.1%              0.1%            6.6900        0.0209         6.6691       Actual/360              9,669.22
 223         0.0%              0.1%            6.4000        0.0209         6.3791       Actual/360              8,757.08
 224         0.0%              0.1%            6.5700        0.0209         6.5491       Actual/360              8,913.50
 225         0.0%              0.1%            6.0100        0.0209         5.9891       Actual/360              7,892.55
 226         0.0%              0.1%            7.0100        0.0209         6.9891       Actual/360              8,324.68
 227         0.0%              0.1%            6.4800        0.0209         6.4591       Actual/360              7,569.04
 228         0.0%              0.1%            6.3000        0.0209         6.2791       Actual/360              7,427.67
 229         0.0%              0.1%            6.4300        0.0209         6.4091       Actual/360              8,050.08
 230         0.0%              0.1%            6.8000        0.0209         6.7791       Actual/360              7,686.20
 231         0.0%              0.1%            6.6300        0.0209         6.6091       Actual/360              7,207.22
 232         0.0%              0.2%            9.8000        0.0209         9.7791         30/360               17,513.27
 233         0.0%              0.0%            9.2500        0.0209         9.2291         30/360               14,653.87
 234         0.0%              0.0%            5.9000        0.0209         5.8791       Actual/360              5,931.37
 235         0.0%              0.0%            7.3500        0.0209         7.3291       Actual/360              6,889.72
 236         0.0%              0.0%            6.5900        0.0209         6.5691       Actual/360              6,316.18
 237         0.0%              0.0%            6.1500        0.0209         6.1291       Actual/360              5,543.98
 238         0.0%              0.0%            9.0000        0.0209         8.9791         30/360               22,821.00
 239         0.0%              0.0%            6.4000        0.0209         6.3791       Actual/360              5,316.80
 240         0.0%              0.0%            6.4900        0.0209         6.4691       Actual/360              5,612.53
 241         0.0%              0.0%            7.0500        0.0209         7.0291       Actual/360              5,349.31
 242         0.0%              0.1%            9.0000        0.0209         8.9791         30/360                8,391.97
 243         0.0%              0.0%            6.8500        0.0209         6.8291       Actual/360              5,111.02
 244         0.0%              0.0%            7.0300        0.0209         7.0091       Actual/360              5,071.62
 245         0.0%              0.0%            7.0800        0.0209         7.0591       Actual/360              5,030.13
 246         0.0%              0.0%            8.8300        0.0209         8.8091         30/360               16,970.62

                   ANNUAL                               FIRST                                                   FINAL
                  P&I DEBT               NOTE          PAYMENT     PAYMENT      MATURITY/     ARD/HYBRID      MATURITY
LOAN #      SERVICE ($)(4,21,29)         DATE           DATE       DUE DATE     ARD DATE         LOAN           DATE
------------------------------------------------------------------------------------------------------------------------

  1             32,863,749.96          7/31/2007        9/1/2007      1           8/1/2017        No
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2             9,998,599.32           6/29/2007        8/6/2007      6           7/6/2012        No
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3             7,272,079.20           6/14/2007        8/1/2007      1           7/1/2014        No
  4             4,430,354.52          10/18/2007       12/8/2007      8          11/8/2017        No
  5             4,068,542.28          10/18/2007       12/8/2007      8          11/8/2017        No
  6             3,831,059.40           7/26/2007        9/8/2007      8           8/8/2017        No
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
  7             4,086,047.04           9/25/2007       11/5/2007      5          10/5/2017        No
 7.01
 7.02
 7.03
 7.04
  8             3,127,266.72            6/1/2007        7/6/2007      6           6/6/2012        No
  9             3,470,444.40          10/18/2007       12/8/2007      8          11/8/2017        No
  10            2,780,997.12           6/28/2007        8/8/2007      8           7/8/2017        No
  11            2,884,085.52           3/30/2007        5/8/2007      8           4/8/2017        No
  12            2,908,195.08           6/14/2007        8/6/2007      6           7/6/2017        No
  13            2,897,241.00           8/24/2007       10/8/2007      8           9/8/2012        No
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14            3,082,079.52           9/25/2006       11/6/2006      6          10/6/2017        No
  15            2,443,984.20          11/30/2006        1/8/2007      8          12/8/2016        No
  16            2,094,655.56          10/10/2006       12/1/2006      1          11/1/2016        No
  17            1,708,478.28           11/9/2006        1/1/2007      1          12/1/2016        No
  18            1,762,601.88            8/9/2007       10/8/2007      8           9/8/2017        No
  19            1,903,981.08          10/16/2007       12/8/2007      8          11/8/2017        No
  20            1,861,826.52            8/9/2007       10/8/2007      8           9/8/2017        No
  21            1,563,277.56           6/19/2007        8/8/2007      8           1/8/2018        No
  22            1,521,640.92            8/1/2007        9/8/2007      8           8/8/2017        No
  23            1,716,534.84           3/12/2007        5/6/2007      6           4/6/2017        No
  24            1,721,545.32           7/30/2007        9/8/2007      8           8/8/2017        No
  25            1,733,305.20           9/28/2007       11/8/2007      8          10/8/2017        No
  26            1,639,675.56            9/5/2007       10/5/2007      5           9/5/2017        No
  27            1,466,851.68           6/27/2007        8/6/2007      6           7/6/2017        No
  28            1,480,342.08           1/24/2007        3/8/2007      8           2/8/2017        No
  29            1,208,730.24            8/9/2007       10/6/2007      6           9/6/2017        No
  30            1,402,323.48           7/31/2007        9/8/2007      8           8/8/2017        No
  31            1,252,818.00            8/7/2007        9/8/2007      8           8/8/2017        No
31.01
31.02
  32            1,327,410.72           6/14/2007        8/8/2007      8           7/8/2017        No
  33            1,271,656.92           8/20/2007       10/8/2007      8           9/8/2017        No
  34            1,979,927.40          10/15/1997       12/1/1997      1          11/1/2022        No
  35             977,488.44            6/11/2007        8/8/2007      8           7/8/2017        No
  36            1,041,453.00           8/24/2007       10/8/2007      8           9/8/2017        No
  37            1,076,432.04            8/3/2007        9/8/2007      8           8/8/2017        No
  38             825,533.28            9/11/2007       11/5/2007      5          10/5/2017        No
  39             948,266.40            8/20/2007       10/8/2007      8           9/8/2017        No
  40            1,022,801.64           5/24/2007        7/5/2007      5           6/5/2017        No
  41             968,214.24             8/8/2007        9/8/2007      8           8/8/2017        No
  42             913,646.64             9/4/2007       10/8/2007      8           9/8/2017        No
  43             908,538.36            8/24/2007       10/8/2007      8           9/8/2017        No
  44             804,887.40            7/30/2007        9/8/2007      8           8/8/2017        No
  45             841,851.36             8/1/2007        9/8/2007      8           8/8/2017        No
  46             886,632.72            8/30/2007       10/8/2007      8           9/8/2017        No
46.01
46.02
46.03
46.04
  47             758,742.36            7/25/2007        9/8/2007      8           8/8/2012        No
  48             795,154.68            7/31/2007        9/8/2007      8           8/8/2017        No
  49             922,674.72           10/11/2007       12/5/2007      5          11/5/2017        No
  50             833,995.20            8/21/2007       10/6/2007      6           9/6/2017        No
  51             829,836.12            8/30/2007       10/8/2007      8           9/8/2017        No
  52             766,159.68             6/7/2007        8/6/2007      6           7/6/2017        No
  53             887,329.20             9/4/2007       10/5/2007      5           9/5/2017        No
53.01
53.02
53.03
  54             769,259.76             8/3/2007        9/8/2007      8           8/8/2017        No
  55             680,922.72            7/20/2007        9/8/2007      8           8/8/2012        No
  56             854,329.32            10/9/2007       12/5/2007      5          11/5/2017        No
  57             837,648.00            8/15/2007       10/1/2007      1           9/1/2017        No
  58             798,704.28            8/21/2007       10/5/2007      5           9/5/2017        No
58.01
58.02
58.03
  59             773,650.92           10/15/2007       12/8/2007      8          11/8/2017        No
59.01
59.02
59.03
59.04
  60             730,297.08            9/25/2007       11/8/2007      8          10/8/2017        No
  61             687,368.76             8/1/2007        9/8/2007      8           8/8/2017        No
  62             800,456.28            6/12/2007        8/8/2007      8           7/8/2037      Hybrid
  63             649,980.84            4/17/2007        6/8/2007      8           5/8/2017        No
  64             723,978.24             7/6/2007        8/6/2007      6           7/6/2017        No
  65             657,867.96            6/25/2007        8/7/2007      7           7/7/2014        No
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  66             548,095.20            8/23/2007       10/8/2007      8           9/8/2014        No
  67             664,446.00            8/20/2007       10/8/2007      8           9/8/2017        No
  68             694,084.44            6/26/2007        8/6/2007      6           7/6/2017        No
68.01
68.02
  69             663,710.76            7/31/2007        9/8/2007      8           8/8/2017        No
  70             533,343.36            6/27/2007        8/8/2007      8           7/8/2017        No
  71             654,725.16           10/12/2007       12/1/2007      1          11/1/2017        No
                 623,188.20            8/31/2007       10/8/2007      8           9/8/2017        No
  72             318,172.32            8/31/2007       10/8/2007      8           9/8/2017        No
  73             305,015.88            8/31/2007       10/8/2007      8           9/8/2017        No
  74             628,332.36            8/27/2007       10/8/2007      8           9/8/2012        No
  75             617,109.48            9/28/2007       11/5/2007      5          10/5/2017        No
  76             654,657.60            9/19/2007      11/10/2007      10        10/10/2017        No
  77             583,512.72            8/23/2007       10/8/2007      8           9/8/2017        No
  78             619,628.52             8/1/2007        9/5/2007      5           8/5/2017        No
  79             616,286.28             8/2/2007        9/8/2007      8           8/8/2017        No
  80             600,674.28            8/30/2007       10/6/2007      6           9/6/2017        No
  81             568,908.12            8/23/2007       10/5/2007      5           9/5/2017        No
  82             605,042.76            7/31/2007        9/8/2007      8           6/8/2019        No
  83             520,148.28            7/24/2007        9/8/2007      8           8/8/2017        No
  84             619,695.48             7/5/2007        8/5/2007      5           7/5/2017        No
  85             557,980.08            8/21/2007       10/8/2007      8           9/8/2017        No
  86             559,163.64             7/5/2007        8/8/2007      8           7/8/2017        No
  87             566,466.48            7/17/2007        9/5/2007      5           8/5/2017        No
  88             561,534.12            7/31/2007        9/5/2007      5           8/5/2017        No
  89             549,758.52            9/27/2007       11/8/2007      8          10/8/2017        No
89.01
89.02
89.03
89.04
  90             573,782.76           10/26/2007       12/6/2007      6          11/6/2017        No
  91             553,150.08            9/19/2007       11/8/2007      8          10/8/2017        No
  92             561,450.00            10/2/2007       11/8/2007      8          10/8/2017        No
  93             551,810.16            9/13/2007       11/8/2007      8          10/8/2017        No
  94             523,226.88             8/8/2007        9/8/2007      8           8/8/2017        No
  95             405,256.55            10/4/2007       11/8/2007      8          10/8/2017        No
  96             496,614.84           10/22/2007       12/8/2007      8          11/8/2017        No
  97             384,015.36            8/17/2007       10/8/2007      8           9/8/2017        No
  98             407,095.68            4/24/2007        6/8/2007      8           4/8/2010        No
  99             485,853.60             9/7/2007       10/8/2007      8           9/8/2017        No
 100             478,881.00             9/7/2007       10/8/2007      8           9/8/2017        No
 101             490,489.92            10/9/2007       12/8/2007      8          11/8/2017        No
 102             448,945.92           10/15/2007       12/5/2007      5          11/5/2017        No
 103             446,669.16             9/7/2007       10/8/2007      8           9/8/2017        No
 104             466,958.28            7/24/2007        9/8/2007      8           8/8/2017        No
 105             469,077.48            9/13/2007       11/8/2007      8          10/8/2017        No
 106             461,555.88             8/3/2007        9/8/2007      8           8/8/2017        No
 107             424,631.52            4/26/2007        6/6/2007      6           5/6/2017        No
 108             403,587.12            5/24/2007        7/8/2007      8           6/8/2017        No
 109             393,476.76           10/24/2007       12/8/2007      8          11/8/2017        No
 110             437,405.52             8/8/2007        9/8/2007      8           8/8/2017        No
 111             453,340.20            7/26/2007        9/8/2007      8           8/8/2017        No
 112             404,145.72            8/23/2007       10/8/2007      8           9/8/2017        No
 113             443,134.92             7/3/2007        8/8/2007      8           7/8/2017        No
 114             418,769.76            9/18/2007       11/8/2007      8          10/8/2017        No
 115             412,464.24            9/28/2007       11/8/2007      8          10/8/2017        No
 116             387,954.60            9/18/2007       11/8/2007      8          10/8/2017        No
 117             372,175.20            10/1/2007       11/8/2007      8          10/8/2017        No
 118             363,209.40            8/27/2007       10/8/2007      8           9/8/2017        No
 119             294,833.28             5/3/2007        6/8/2007      8           5/8/2012        No
 120             372,166.20            8/17/2007       10/8/2007      8           9/8/2017        No
 121             382,403.04           10/11/2007       12/8/2007      8          11/8/2017        No
 122             376,089.60            7/31/2007        9/8/2007      8           8/8/2012        No
 123             399,926.64            7/25/2007        9/5/2007      5           8/5/2017        No
 124             352,078.92             6/1/2007        7/8/2007      8           6/8/2017        No
 125             370,846.32            8/22/2007       10/8/2007      8           9/8/2017        No
 126             365,146.68             9/7/2007       10/8/2007      8           9/8/2017        No
 127             298,167.96            8/21/2007       10/8/2007      8           9/8/2014        No
 128             347,998.44            8/22/2007       10/8/2007      8           9/8/2017        No
 129             383,417.16            9/12/2007       11/5/2007      5          10/5/2017        No
 130             337,009.08             8/1/2007        9/5/2007      5           8/5/2017        No
 131             336,713.16             9/7/2007       10/8/2007      8           9/8/2017        No
 132             338,834.64             9/6/2007       10/8/2007      8           9/8/2017        No
 133             326,754.00            8/31/2007       10/8/2007      8           9/8/2017        No
 134             325,964.04            7/26/2007        9/8/2007      8           8/8/2017        No
 135             342,742.44             8/1/2007        9/5/2007      5           8/5/2017        No
 136             318,717.60             8/2/2007        9/8/2007      8           8/8/2017        No
 137             310,192.80             8/1/2007        9/8/2007      8           8/8/2017        No
 138             315,849.24             8/1/2007        9/8/2007      8           8/8/2017        No
 139             315,585.00            8/31/2007       10/8/2007      8           9/8/2017        No
139.01
139.02
139.03
139.04
139.05
139.06
 140             298,785.36            7/31/2007        9/8/2007      8           8/8/2017        No
 141             301,015.56             8/1/2007        9/8/2007      8           8/8/2017        No
 142             310,977.48           10/23/2007       12/8/2007      8          11/8/2017        No
 143             286,859.16            6/12/2007        8/8/2007      8           7/8/2017        No
 144             311,008.08            9/10/2007       11/5/2007      5          10/5/2017        No
 145             293,985.12            7/16/2007        9/8/2007      8           8/8/2017        No
 146             434,258.64            5/30/1996        7/1/1996      1           6/1/2011        No
 147             652,440.48            9/18/1996       11/1/1996      1          10/1/2016        No
 148             281,828.04            6/21/2007        8/6/2007      6           7/6/2014        No
 149             267,131.16            8/31/2007       10/8/2007      8           9/8/2017        No
 150             288,193.68            7/23/2007        9/8/2007      8           8/8/2017        No
 151             284,160.96             8/2/2007        9/8/2007      8           8/8/2017        No
 152             281,926.80             9/5/2007       10/8/2007      8           9/8/2017        No
 153             304,767.48            5/31/2007        7/8/2007      8           6/8/2037      Hybrid
 154             273,191.76            1/29/2007        3/7/2007      7           2/7/2017        No
 155             278,306.40            8/31/2007       10/8/2007      8           9/8/2017        No
 156             224,358.00            9/17/2007       11/8/2007      8          10/8/2017        No
 157             271,549.32            8/29/2007       10/8/2007      8           9/8/2017        No
 158             249,924.12            6/20/2007        8/8/2007      8           7/8/2017        No
 159             250,193.40             7/6/2007        8/8/2007      8           7/8/2017        No
 160             258,328.08             8/1/2007        9/8/2007      8           8/8/2017        No
 161             244,833.84             5/2/2007        6/8/2007      8           5/8/2017        No
 162             259,400.76            6/29/2007        8/8/2007      8           7/8/2012        No
 163             249,258.12            9/18/2007       11/8/2007      8          10/8/2017        No
 164             237,480.84            7/20/2007        9/8/2007      8           8/8/2017        No
 165             235,803.24            4/26/2007        6/1/2007      1           5/1/2017        No
 166             230,015.40            8/21/2007       10/8/2007      8           9/8/2017        No
 167             195,403.32             8/7/2007        9/8/2007      8           8/8/2014        No
 168             196,776.60             8/1/2007        9/6/2007      6           8/6/2017        No
 169             210,704.16             9/6/2007       10/8/2007      8           9/8/2017        No
 170             211,001.88             6/7/2007        7/8/2007      8           6/8/2017        No
 171             224,475.48             6/7/2007        7/8/2007      8           6/8/2017        No
 172             212,608.56            3/13/2007        5/8/2007      8           4/8/2017        No
 173             225,347.16            9/10/2007       11/8/2007      8          10/8/2017        No
 174             223,299.72            8/15/2007       10/8/2007      8           9/8/2017        No
 175             214,451.40            7/31/2007        9/8/2007      8           8/8/2017        No
 176             234,567.96            7/26/2007        9/8/2007      8           8/8/2017        No
176.01
176.02
176.03
 177             235,039.08            12/4/2006        1/8/2007      8          12/8/2016        No
 178             215,175.72            6/26/2007        8/8/2007      8           7/8/2017        No
 179             208,729.44            8/29/2007       10/8/2007      8           9/8/2017        No
 180             209,510.40            7/25/2007        9/8/2007      8           8/8/2017        No
 181             206,007.60             8/7/2007        9/8/2007      8           8/8/2017        No
 182             216,590.52            7/23/2007        9/8/2007      8           8/8/2017        No
 183             454,599.96            8/16/1996       10/1/1996      1           9/1/2016        No
 184             202,876.08            9/26/2007       11/8/2007      8          10/8/2012        No
 185             191,004.24            7/27/2007        9/8/2007      8           8/8/2017        No
 186             181,604.76            8/27/2007       10/8/2007      8           9/8/2017        No
 187             194,579.40            7/17/2007        9/8/2007      8           8/8/2017        No
 188             202,898.64            8/10/2007       10/5/2007      5           9/5/2017        No
 189             173,800.44            8/16/2007       10/8/2007      8           9/8/2017        No
 190             184,311.00            10/4/2007       11/8/2007      8          10/8/2017        No
 191             176,204.28            8/29/2007       10/8/2007      8           9/8/2017        No
 192             190,834.08           10/10/2007       12/8/2007      8          11/8/2017        No
 193             174,712.56            5/16/2007        7/8/2007      8           6/8/2017        No
 194             170,297.16             9/7/2007       10/8/2007      8           9/8/2017        No
 195             162,647.52             5/1/2007        6/8/2007      8           5/8/2017        No
 196             161,520.48             8/1/2007        9/8/2007      8           8/8/2017        No
 197             160,944.96             8/1/2007        9/8/2007      8           8/8/2017        No
 198             152,369.52            9/10/2007       11/8/2007      8          10/8/2017        No
 199             171,632.88            7/19/2007        9/8/2007      8           8/8/2017        No
 200             150,272.16            8/28/2007       10/8/2007      8           9/8/2017        No
 201             166,979.76            8/22/2007       10/8/2007      8           9/8/2017        No
 202             129,218.28            9/17/2007       11/8/2007      8          10/8/2017        No
 203             146,699.52            6/20/2007        8/8/2007      8           7/8/2017        No
 204             154,452.72            8/30/2007       10/8/2007      8           9/8/2017        No
 205             153,912.24            8/27/2007       10/8/2007      8           9/8/2017        No
 206             142,229.88            7/24/2007        9/8/2007      8           8/8/2017        No
 207             153,475.68             9/4/2007       10/8/2007      8           9/8/2017        No
 208             146,171.16            7/23/2007        9/8/2007      8           8/8/2017        No
 209             135,965.76             8/9/2007       10/8/2007      8           9/8/2017        No
 210             137,725.32             6/7/2007        7/8/2007      8           6/8/2017        No
 211             138,243.84            9/10/2007       11/8/2007      8          10/8/2017        No
 212             139,866.24            7/26/2007        9/8/2007      8           8/8/2017        No
 213             138,664.44            9/17/2007       11/8/2007      8          10/8/2017        No
 214             136,242.72            7/20/2007        9/8/2007      8           8/8/2017        No
 215             113,187.00             7/3/2007        8/6/2007      6           7/6/2012        No
 216             127,950.96            6/28/2007        8/8/2007      8           7/8/2017        No
 217             127,280.88            5/22/2007        7/8/2007      8           6/8/2017        No
 218             283,227.60             7/5/1996        9/1/1996      1           8/1/2016        No
 219             123,261.36           10/16/2007       12/8/2007      8          11/8/2017        No
 220             117,357.24           10/10/2007       12/8/2007      8          11/8/2017        No
 221             120,620.04            9/20/2007       11/8/2007      8          10/8/2017        No
 222             116,030.64            8/10/2007       10/8/2007      8           9/8/2017        No
 223             105,084.96            10/4/2007       11/8/2007      8          10/8/2017        No
 224             106,962.00            8/20/2007       10/8/2007      8           9/8/2017        No
 225              94,710.60            5/15/2007        7/8/2007      8           6/8/2017        No
 226              99,896.16            10/4/2007       11/8/2007      8          10/8/2017        No
 227              90,828.48            8/31/2007       10/8/2007      8           9/8/2017        No
 228              89,132.04            7/25/2007        9/8/2007      8           8/8/2017        No
 229              96,600.96             8/8/2007        9/8/2007      8           8/8/2017        No
 230              92,234.40             9/4/2007       10/8/2007      8           9/8/2017        No
 231              86,486.64            8/29/2007       10/8/2007      8           9/8/2017        No
 232             210,159.24           12/22/1994        2/1/1995      1           1/1/2015        No
 233             175,846.44            5/30/1996        7/1/1996      1           6/1/2011        No
 234              71,176.44            6/14/2007        8/8/2007      8           7/8/2017        No
 235              82,676.64            8/30/2007       10/8/2007      8           9/8/2017        No
 236              75,794.16            7/24/2007        9/8/2007      8           8/8/2017        No
 237              66,527.76            5/31/2007        7/8/2007      8           6/8/2017        No
 238             273,852.00            6/20/1996        8/1/1996      1           8/1/2011        No
 239              63,801.60            10/4/2007       11/8/2007      8          10/8/2017        No
 240              67,350.36            8/13/2007       10/8/2007      8           9/8/2017        No
 241              64,191.72            8/24/2007       10/8/2007      8           9/8/2017        No
 242             100,703.64            7/18/1996        9/1/1996      1           8/1/2021        No
 243              61,332.24            9/10/2007       11/8/2007      8          10/8/2017        No
 244              60,859.44            9/11/2007       11/8/2007      8          10/8/2017        No
 245              60,361.56            8/24/2007       10/8/2007      8           9/8/2017        No
 246             203,647.44            10/9/1996       12/1/1996      1          11/1/2011        No

                   ORIGINAL TERM  REMAINING TERM    ORIGINAL      REMAINING      INITIAL       REMAINING
                    TO MATURITY     TO MATURITY   AMORTIZATION  AMORTIZATION  INTEREST ONLY  INTEREST ONLY
LOAN #  SEASONING     OR ARD          OR ARD        TERM(21)        TERM      PERIOD(4,8,21)     PERIOD
------------------------------------------------------------------------------------------------------------

  1         3           120             117             0             0            120            117
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2         4           60              56             360           360            36             32
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3         4           84              80              0             0             84             80
  4         0           120             120            360           360            72             72
  5         0           120             120            360           360            72             72
  6         3           120             117            384           384            30             27
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
  7         1           120             119            360           359            0              0
 7.01
 7.02
 7.03
 7.04
  8         5           60              55              0             0             60             55
  9         0           120             120            360           360            72             72
  10        4           120             116             0             0            120            116
  11        7           120             113            360           360            24             17
  12        4           120             116            360           360            60             56
  13        2           60              58             360           358            0              0
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14       13           132             119            260           260            24             11
  15       11           120             109            360           360            60             49
  16       12           120             108             0             0            120            108
  17       11           120             109             0             0            120            109
  18        2           120             118            420           420            12             10
  19        0           120             120            360           360            0              0
  20        2           120             118            360           360            48             46
  21        4           126             122             0             0            126            122
  22        3           120             117             0             0            120            117
  23        7           120             113            360           360            60             53
  24        3           120             117            360           360            60             57
  25        1           120             119            360           360            60             59
  26        2           120             118            360           360            60             58
  27        4           120             116            420           420            60             56
  28        9           120             111            360           360            60             51
  29        2           120             118             0             0            120            118
  30        3           120             117            360           360            60             57
  31        3           120             117             0             0            120            117
31.01
31.02
  32        4           120             116            360           360            36             32
  33        2           120             118            360           358            0              0
  34       120          300             180            300           180            0              0
  35        4           120             116             0             0            120            116
  36        2           120             118             0             0            120            118
  37        3           120             117            360           360            36             33
  38        1           120             119             0             0            120            119
  39        2           120             118            384           384            60             58
  40        5           120             115            300           300            24             19
  41        3           120             117            360           360            60             57
  42        2           120             118            360           360            36             34
  43        2           120             118            420           420            60             58
  44        3           120             117            420           420            60             57
  45        3           120             117            420           420            36             33
  46        2           120             118            360           360            36             34
46.01
46.02
46.03
46.04
  47        3           60              57              0             0             60             57
  48        3           120             117            420           417            0              0
  49        0           120             120            300           300            0              0
  50        2           120             118            360           358            0              0
  51        2           120             118            360           360            60             58
  52        4           120             116            360           360            60             56
  53        2           120             118            300           298            0              0
53.01
53.02
53.03
  54        3           120             117            360           357            0              0
  55        3           60              57              0             0             60             57
  56        0           120             120            324           324            0              0
  57        2           120             118            300           298            0              0
  58        2           120             118            360           360            60             58
58.01
58.02
58.03
  59        0           120             120            360           360            0              0
59.01
59.02
59.03
59.04
  60        1           120             119            360           360            60             59
  61        3           120             117            420           420            36             33
  62        4           360             356            324           324            36             32
  63        6           120             114            420           414            0              0
  64        4           120             116            360           360            48             44
  65        4           84              80              0             0             84             80
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  66        2           84              82              0             0             84             82
  67        2           120             118            420           420            60             58
  68        4           120             116            360           360            36             32
68.01
68.02
  69        3           120             117            360           360            36             33
  70        4           120             116             0             0            120            116
  71        0           120             120            360           360            0              0
            2           120             118            360           360            60             58
  72        2           120             118            360           360            60             58
  73        2           120             118            360           360            60             58
  74        2           60              58             360           360            36             34
  75        1           120             119            360           360            60             59
  76        1           120             119            360           360            36             35
  77        2           120             118            420           418            0              0
  78        3           120             117            360           360            24             21
  79        3           120             117            360           360            36             33
  80        2           120             118            360           358            0              0
  81        2           120             118            360           360            84             82
  82        3           142             139            360           360            30             27
  83        3           120             117            420           420            36             33
  84        4           120             116            300           296            0              0
  85        2           120             118            360           360            60             58
  86        4           120             116            360           360            36             32
  87        3           120             117            360           360            60             57
  88        3           120             117            360           357            0              0
  89        1           120             119            360           360            36             35
89.01
89.02
89.03
89.04
  90        0           120             120            360           360            36             36
  91        1           120             119            360           360            60             59
  92        1           120             119            360           359            0              0
  93        1           120             119            360           359            0              0
  94        3           120             117            360           360            36             33
  95        1           120             119             0             0            120            119
  96        0           120             120            420           420            0              0
  97        2           120             118             0             0            120            118
  98        6           35              29              0             0             35             29
  99        2           120             118            360           360            36             34
 100        2           120             118            360           360            36             34
 101        0           120             120            360           360            0              0
 102        0           120             120            420           420            0              0
 103        2           120             118            360           360            36             34
 104        3           120             117            360           360            60             57
 105        1           120             119            360           360            60             59
 106        3           120             117            360           357            0              0
 107        6           120             114            360           360            60             54
 108        5           120             115            420           415            0              0
 109        0           120             120            360           360            60             60
 110        3           120             117            360           360            36             33
 111        3           120             117            360           360            36             33
 112        2           120             118            420           418            0              0
 113        4           120             116            312           312            36             32
 114        1           120             119            360           360            36             35
 115        1           120             119            360           359            0              0
 116        1           120             119            420           419            0              0
 117        1           120             119            360           360            36             35
 118        2           120             118            360           360            36             34
 119        6           60              54              0             0             60             54
 120        2           120             118            360           360            36             34
 121        0           120             120            360           360            24             24
 122        3           60              57             360           357            0              0
 123        3           120             117            300           297            0              0
 124        5           120             115            360           360            18             13
 125        2           120             118            360           360            24             22
 126        2           120             118            360           360            36             34
 127        2           84              82              0             0             84             82
 128        2           120             118            360           358            0              0
 129        1           120             119            300           299            0              0
 130        3           120             117            360           360            36             33
 131        2           120             118            360           360            36             34
 132        2           120             118            360           360            60             58
 133        2           120             118            420           420            36             34
 134        3           120             117            360           360            36             33
 135        3           120             117            360           360            24             21
 136        3           120             117            360           357            0              0
 137        3           120             117            360           360            60             57
 138        3           120             117            360           360            60             57
 139        2           120             118            360           360            12             10
139.01
139.02
139.03
139.04
139.05
139.06
 140        3           120             117            360           360            36             33
 141        3           120             117            360           360            60             57
 142        0           120             120            360           360            36             36
 143        4           120             116            360           360            24             20
 144        1           120             119            360           360            24             23
 145        3           120             117            360           357            0              0
 146       137          180             43             360           223            0              0
 147       133          240             107            240           107            0              0
 148        4           84              80             360           360            24             20
 149        2           120             118             0             0            120            118
 150        3           120             117            360           360            60             57
 151        3           120             117            360           360            60             57
 152        2           120             118            360           360            36             34
 153        5           360             355            300           300            60             55
 154        9           120             111            360           351            0              0
 155        2           120             118            360           360            60             58
 156        1           120             119             0             0            120            119
 157        2           120             118            360           358            0              0
 158        4           120             116            360           360            60             56
 159        4           120             116            360           360            60             56
 160        3           120             117            360           360            24             21
 161        6           120             114            360           354            0              0
 162        4           60              56             360           360            24             20
 163        1           120             119            360           360            24             23
 164        3           120             117            396           393            0              0
 165        6           120             114            360           354            0              0
 166        2           120             118            360           360            24             22
 167        3           84              81              0             0             84             81
 168        3           120             117             0             0            120            117
 169        2           120             118            360           360            36             34
 170        5           120             115            360           360            36             31
 171        5           120             115            360           360            24             19
 172        7           120             113            360           360            24             17
 173        1           120             119            360           359            0              0
 174        2           120             118            360           358            0              0
 175        3           120             117            360           357            0              0
 176        3           120             117            360           357            0              0
176.01
176.02
176.03
 177       11           120             109            300           289            0              0
 178        4           120             116            360           360            60             56
 179        2           120             118            360           360            24             22
 180        3           120             117            360           360            36             33
 181        3           120             117            360           360            60             57
 182        3           120             117            360           357            0              0
 183       134          240             106            240           106            0              0
 184        1           60              59             360           360            12             11
 185        3           120             117            360           357            0              0
 186        2           120             118            360           360            36             34
 187        3           120             117            360           357            0              0
 188        2           120             118            300           300            30             28
 189        2           120             118            420           418            0              0
 190        1           120             119            360           359            0              0
 191        2           120             118            360           360            60             58
 192        0           120             120            360           360            36             36
 193        5           120             115            360           355            0              0
 194        2           120             118            360           358            0              0
 195        6           120             114            360           354            0              0
 196        3           120             117            360           360            60             57
 197        3           120             117            360           357            0              0
 198        1           120             119            360           359            0              0
 199        3           120             117            300           297            0              0
 200        2           120             118            360           358            0              0
 201        2           120             118            360           360            36             34
 202        1           120             119             0             0            120            119
 203        4           120             116            360           360            36             32
 204        2           120             118            360           358            0              0
 205        2           120             118            360           358            0              0
 206        3           120             117            360           357            0              0
 207        2           120             118            360           358            0              0
 208        3           120             117            360           360            36             33
 209        2           120             118            360           360            24             22
 210        5           120             115            360           355            0              0
 211        1           120             119            360           359            0              0
 212        3           120             117            360           357            0              0
 213        1           120             119            360           360            36             35
 214        3           120             117            360           360            36             33
 215        4           60              56              0             0             60             56
 216        4           120             116            360           360            60             56
 217        5           120             115            360           355            0              0
 218       135          240             105            240           105            0              0
 219        0           120             120            360           360            0              0
 220        0           120             120            360           360            60             60
 221        1           120             119            360           359            0              0
 222        2           120             118            360           358            0              0
 223        1           120             119            360           359            0              0
 224        2           120             118            360           358            0              0
 225        5           120             115            360           355            0              0
 226        1           120             119            360           359            0              0
 227        2           120             118            360           360            36             34
 228        3           120             117            360           357            0              0
 229        3           120             117            300           297            0              0
 230        2           120             118            360           358            0              0
 231        2           120             118            360           360            36             34
 232       154          240             86             240           86             0              0
 233       137          180             43             240           103            0              0
 234        4           120             116            360           360            60             56
 235        2           120             118            360           358            0              0
 236        3           120             117            360           357            0              0
 237        5           120             115            360           355            0              0
 238       136          181             45             180           44             0              0
 239        1           120             119            360           359            0              0
 240        2           120             118            300           298            0              0
 241        2           120             118            360           358            0              0
 242       135          300             165            300           165            0              0
 243        1           120             119            360           359            0              0
 244        1           120             119            360           359            0              0
 245        2           120             118            360           358            0              0
 246       132          180             48             180           48             0              0

                   GRACE                       GRACE
LOAN #            TO LATE                    TO DEFAULT                      ORIGINAL PREPAYMENT PROVISION (PAYMENTS)(23)
------------------------------------------------------------------------------------------------------------------------------------

  1                  0                           0                                   GRTRofYMor1%(36),Def(80),O(4)
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2                  0                           0                         LO(24),GRTRofYMor1%(4),DeforGRTRofYMor1%(31),O(1)
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3                  5                           5                            GRTRofYMor1%(28),DeforGRTRofYMor1%(52),O(4)
  4                  0                           0                                        LO(24),Def(91),O(5)
  5                  0                           0                                        LO(24),Def(91),O(5)
  6                  0                           0                                        LO(27),Def(89),O(4)
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
  7                  5                           0                                        LO(25),Def(92),O(3)
 7.01
 7.02
 7.03
 7.04
  8                  0                           0                                        LO(29),Def(29),O(2)
  9                  0                           0                                        LO(24),Def(91),O(5)
  10                 0                           0                            GRTRofYMor1%(28),DeforGRTRofYMor1%(85),O(7)
  11                 5                           0                                        LO(31),Def(82),O(7)
  12                 0                           0                                        LO(28),Def(91),O(1)
  13                 0                           0                                        LO(26),Def(30),O(4)
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14                 0                           0                                        LO(37),Def(94),O(1)
  15                 0                           0                                        LO(35),Def(81),O(4)
  16                 5                           5                                        LO(36),Def(80),O(4)
  17      5 (0 for payment due on     5 (0 for payment due on                             LO(35),Def(81),O(4)
              Maturity Date)               Maturity Date)
  18                 0                           0                                        LO(26),Def(91),O(3)
  19                 0                           0                                        LO(24),Def(92),O(4)
  20                 0                           0                                        LO(26),Def(90),O(4)
  21                 0                           0                                 LO(28),DeforGRTRofYMor1%(92),O(6)
  22                 0                           0                          LO(27),Def(32),LESSofDeforGRTRofYMor1%(57),O(4)
  23                 0                           0                                        LO(31),Def(86),O(3)
  24                 0                           0                                        LO(27),Def(89),O(4)
  25                 0                           10                                       LO(25),Def(91),O(4)
  26                 0                           0                                    LO(26),Grtr1%orYM(89),O(5)
  27                 0                           0                                        LO(28),Def(88),O(4)
  28                 0                           0                                        LO(33),Def(83),O(4)
  29                 0                           0                                        LO(26),Def(90),O(4)
  30                 0                           0                                        LO(27),Def(89),O(4)
  31                 0                           0                                        LO(27),Def(89),O(4)
31.01
31.02
  32                 0                           0                                        LO(28),Def(89),O(3)
  33                 0                           0                                        LO(26),Def(90),O(4)
  34                 0                           0                               LO(47),Def(73),Rpch(24),Def(155),O(1)
  35                 0                           0                                        LO(28),Def(89),O(3)
  36                 0                           0                                        LO(26),Def(90),O(4)
  37                 0                           0                                        LO(27),Def(89),O(4)
  38                 0                           0                                        LO(25),Def(91),O(4)
  39                 0                           0                                        LO(26),Def(90),O(4)
  40                 0                           0                                    LO(29),Grtr3%orYM(88),O(3)
  41                 0                           0                                        LO(27),Def(89),O(4)
  42                 0                           0                                        LO(26),Def(90),O(4)
  43                 0                           0                                        LO(26),Def(90),O(4)
  44                 0                           0                                        LO(27),Def(89),O(4)
  45                 0                           0                                        LO(27),Def(89),O(4)
  46                 0                           0                                        LO(26),Def(90),O(4)
46.01
46.02
46.03
46.04
  47                 0                           0                                        LO(27),Def(29),O(4)
  48                 0                           0                                        LO(27),Def(89),O(4)
  49                 0                           0                                        LO(24),Def(93),O(3)
  50                 0                           0                                        LO(26),Def(90),O(4)
  51                 0                           0                                        LO(26),Def(90),O(4)
  52                 0                           0                                        LO(28),Def(91),O(1)
  53                 0                           0                                        LO(26),Def(91),O(3)
53.01
53.02
53.03
  54                 0                           0                                        LO(27),Def(89),O(4)
  55                 0                           0                                        LO(27),Def(31),O(2)
  56                 0                           0                                        LO(24),Def(93),O(3)
  57                 5                           5                                        LO(26),Def(91),O(3)
  58                 0                           0                                    LO(26),Grtr1%orYM(90),O(4)
58.01
58.02
58.03
  59                 0                           0                                   LO(48),GRTRofYMor1%(70),O(2)
59.01
59.02
59.03
59.04
  60                 0                           0                                        LO(25),Def(91),O(4)
  61                 0                           0                                        LO(27),Def(89),O(4)
  62                 0                           0                             5%(24),4%(12),3%(36),2%(24),1%(23),O(241)
  63     5 (one time in any twelve   5 (one time in any twelve                            LO(30),Def(86),O(4)
               month period)               month period)
  64                 0                           0                                        LO(28),Def(91),O(1)
  65                 0                           0                                    LO(28),Grtr3%orYM(53),O(3)
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  66                 0                           0                                        LO(26),Def(54),O(4)
  67                 0                           0                                        LO(26),Def(91),O(3)
  68                 0                           0                                 LO(28),DeforGRTRofYMor1%(91),O(1)
68.01
68.02
  69                 0                           0                                        LO(27),Def(89),O(4)
  70                 0                           0                                        LO(28),Def(88),O(4)
  71                 5                           5                                   LO(24),GRTRofYMor1%(92),O(4)
                     0                           0                          LO(26),Def(34),LESSofDeforGRTRofYMor1%(56),O(4)
  72                 0                           0                          LO(26),Def(34),LESSofDeforGRTRofYMor1%(56),O(4)
  73                 0                           0                          LO(26),Def(34),LESSofDeforGRTRofYMor1%(56),O(4)
  74                 0                           0                                        LO(26),Def(32),O(2)
  75                 0                           0                                        LO(25),Def(92),O(3)
  76                 0                           0                                        LO(25),Def(92),O(3)
  77                 0                           0                                        LO(26),Def(90),O(4)
  78                 0                           0                                        LO(27),Def(90),O(3)
  79                 0                           0                                        LO(27),Def(89),O(4)
  80                 0                           0                                   LO(24),GRTRofYMor1%(95),O(1)
  81                 0                           0                                        LO(26),Def(91),O(3)
  82                 0                           0                                       LO(27),Def(112),O(3)
  83                 0                           0                                        LO(27),Def(89),O(4)
  84                 0                           0                                        LO(28),Def(89),O(3)
  85                 5                           0                                        LO(26),Def(92),O(2)
  86                 0                           0                                        LO(28),Def(88),O(4)
  87                 0                           0                                        LO(27),Def(89),O(4)
  88                 0                           0                                        LO(27),Def(90),O(3)
  89                 0                           0                                        LO(25),Def(91),O(4)
89.01
89.02
89.03
89.04
  90                 0                           0                                        LO(24),Def(95),O(1)
  91                 5                           0                                        LO(25),Def(93),O(2)
  92                 0                           0                                        LO(25),Def(92),O(3)
  93                 0                           0                                        LO(25),Def(91),O(4)
  94                 0                           0                                        LO(27),Def(89),O(4)
  95                 0                           0                                        LO(25),Def(92),O(3)
  96                 0                           0                                        LO(24),Def(95),O(1)
  97                 0                           0                                        LO(26),Def(90),O(4)
  98                 0                           0                                        LO(30),Def(1),O(4)
  99                 0                           0                                        LO(26),Def(90),O(4)
 100                 0                           0                                        LO(26),Def(90),O(4)
 101                 0                           0                                        LO(24),Def(94),O(2)
 102                 0                           0                                        LO(24),Def(93),O(3)
 103                 0                           0                                        LO(26),Def(91),O(3)
 104                 0                           0                          LO(27),Def(32),LESSofDeforGRTRofYMor1%(57),O(4)
 105                 0                           0                                        LO(25),Def(91),O(4)
 106                 0                           0                                        LO(27),Def(89),O(4)
 107                 0                           0                                        LO(30),Def(89),O(1)
 108                 0                           0                                        LO(29),Def(87),O(4)
 109                 0                           0                                        LO(24),Def(93),O(3)
 110                 0                           0                                        LO(27),Def(89),O(4)
 111                 0                           0                                        LO(27),Def(90),O(3)
 112                 0                           0                                        LO(26),Def(90),O(4)
 113                 0                           0                                        LO(28),Def(88),O(4)
 114                 0                           0                                        LO(25),Def(91),O(4)
 115                 0                           0                                        LO(25),Def(92),O(3)
 116                 0                           0                                        LO(25),Def(91),O(4)
 117                 0                           0                                        LO(25),Def(91),O(4)
 118                 0                           0                                        LO(26),Def(90),O(4)
 119                 0                           0                                        LO(30),Def(26),O(4)
 120                 0                           0                                        LO(26),Def(90),O(4)
 121                 0                           0                                        LO(24),Def(92),O(4)
 122                 0                           0                                        LO(27),Def(28),O(5)
 123                 0                           0                                        LO(27),Def(90),O(3)
 124                 0                           0                                        LO(29),Def(87),O(4)
 125                 0                           0                                        LO(26),Def(90),O(4)
 126                 0                           0                                        LO(26),Def(90),O(4)
 127                 0                           0                                        LO(26),Def(54),O(4)
 128                 0                           0                              LO(26),LESSofDeforGRTRofYMor1%(90),O(4)
 129                 0                           0                                        LO(25),Def(92),O(3)
 130                 0                           0                                        LO(27),Def(90),O(3)
 131                 0                           0                                        LO(26),Def(90),O(4)
 132                10                           0                                        LO(26),Def(90),O(4)
 133                 0                           0                                        LO(26),Def(91),O(3)
 134                 0                           0                                        LO(27),Def(89),O(4)
 135                 0                           0                                        LO(27),Def(90),O(3)
 136                 0                           0                                        LO(27),Def(91),O(2)
 137                 0                           0                                        LO(27),Def(89),O(4)
 138                 0                           0                                   LO(24),GRTRofYMor1%(92),O(4)
 139                 0                           0                              LO(48),LESSofDeforGRTRofYMor1%(68),O(4)
139.01
139.02
139.03
139.04
139.05
139.06
 140                 0                           0                                        LO(27),Def(89),O(4)
 141                 0                           0                                        LO(27),Def(89),O(4)
 142                 0                           0                                        LO(24),Def(92),O(4)
 143                 0                           0                                        LO(28),Def(88),O(4)
 144                 0                           0                                        LO(25),Def(92),O(3)
 145                 0                           0                                        LO(27),Def(89),O(4)
 146                 0                           10                                  LO(83),GRTRofYMor1%(90),O(7)
 147                 0                           10                                  LO(84),GRTRofYMor1%(149),O(7)
 148                 0                           0                         LO(28),GRTRofYMor1%(20),3%(12),2%(12),1%(8),O(4)
 149                 0                           0                                        LO(26),Def(90),O(4)
 150                 0                           0                                   LO(36),GRTRofYMor1%(80),O(4)
 151                 0                           0                                        LO(27),Def(89),O(4)
 152                 0                           0                                        LO(26),Def(90),O(4)
 153                 0                           0                             LO(60),5%(12),4%(12),3%(12),1%(23),O(241)
 154                 0                           0                                       Grtr1%orYM(117),O(3)
 155                 0                           0                              LO(35),LESSofDeforGRTRofYMor1%(81),O(4)
 156                 0                           0                                        LO(25),Def(91),O(4)
 157                 0                           0                                        LO(26),Def(93),O(1)
 158                 0                           0                                        LO(28),Def(88),O(4)
 159                 0                           0                                        LO(28),Def(88),O(4)
 160                 0                           0                                        LO(27),Def(89),O(4)
 161                 0                           0                              LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
 162                 0                           0                                        LO(28),Def(30),O(2)
 163                 0                           0                                        LO(25),Def(91),O(4)
 164                 0                           0                                        LO(27),Def(91),O(2)
 165                 5                           5                                        LO(30),Def(87),O(3)
 166                 0                           0                                        LO(26),Def(90),O(4)
 167                 0                           0                                        LO(27),Def(53),O(4)
 168                 0                           0                                        LO(27),Def(92),O(1)
 169                 0                           0                                        LO(26),Def(91),O(3)
 170                 0                           0                                        LO(29),Def(87),O(4)
 171                 0                           0                              LO(35),LESSofDeforGRTRofYMor1%(81),O(4)
 172                 0                           0                                        LO(31),Def(85),O(4)
 173                 0                           0                                        LO(25),Def(94),O(1)
 174                 0                           0                                        LO(26),Def(90),O(4)
 175                 0                           0                                        LO(27),Def(91),O(2)
 176                 0                           0                          LO(60),5%(12),4%(12),3%,(12),2%(12),1%(8),O(4)
176.01
176.02
176.03
 177                 0                           0                                        LO(35),Def(81),O(4)
 178                 0                           0                                        LO(28),Def(88),O(4)
 179                 0                           0                                        LO(26),Def(92),O(2)
 180                 0                           0                              LO(60),LESSofDeforGRTRofYMor1%(56),O(4)
 181                 5                           0                              LO(27),LESSofDeforGRTRofYMor1%(89),O(4)
 182                 0                           0                         GRTRofYMor1%(27),LESSofDeforGRTRofYMor1%(89),O(4)
 183                10                           10                                  LO(84),GRTRofYMor1%(149),O(7)
 184                 0                           0                                        LO(25),Def(33),O(2)
 185                 0                           0                                        LO(27),Def(89),O(4)
 186                 0                           0                                        LO(26),Def(90),O(4)
 187                 0                           0                              LO(60),LESSofDeforGRTRofYMor1%(56),O(4)
 188                 0                           0                                        LO(26),Def(91),O(3)
 189                 0                           0                                        LO(26),Def(90),O(4)
 190                 0                           0                                        LO(25),Def(91),O(4)
 191                 0                           0                              LO(26),LESSofDeforGRTRofYMor1%(90),O(4)
 192                 0                           0                              LO(35),LESSofDeforGRTRofYMor1%(81),O(4)
 193                 0                           0                                        LO(29),Def(87),O(4)
 194                 0                           0                                        LO(26),Def(90),O(4)
 195                 0                           0                                        LO(30),Def(88),O(2)
 196                 0                           0                                        LO(27),Def(89),O(4)
 197                 0                           0                                        LO(27),Def(89),O(4)
 198                 0                           0                                        LO(25),Def(91),O(4)
 199                 0                           0                              LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
 200                10                           0                                        LO(26),Def(92),O(2)
 201                 5                           0                              LO(26),LESSofDeforGRTRofYMor1%(90),O(4)
 202                 0                           0                                        LO(25),Def(91),O(4)
 203                 0                           0                         GRTRofYMor1%(28),LESSofDeforGRTRofYMor1%(88),O(4)
 204                 0                           0                          LO(26),Def(9),LESSofDeforGRTRofYMor1%(81),O(4)
 205                 0                           0                                        LO(26),Def(90),O(4)
 206                 0                           0                                        LO(27),Def(89),O(4)
 207                 0                           0                                        LO(26),Def(90),O(4)
 208                 0                           0                                        LO(27),Def(89),O(4)
 209                 0                           0                                        LO(26),Def(92),O(2)
 210                 0                           0                              LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
 211                 0                           0                              LO(25),LESSofDeforGRTRofYMor1%(91),O(4)
 212                 0                           0                                        LO(27),Def(89),O(4)
 213                 0                           0                              LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
 214                 0                           0                              LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
 215                 0                           0                                   LO(23),GRTRofYMor1%(33),O(4)
 216                 0                           0                                        LO(28),Def(88),O(4)
 217                 0                           0                                        LO(29),Def(87),O(4)
 218                10                           10                                  LO(84),GRTRofYMor1%(149),O(7)
 219                 0                           5                              LO(35),LESSofDeforGRTRofYMor1%(81),O(4)
 220                 0                           0                                        LO(24),Def(92),O(4)
 221                 0                           0                                        LO(25),Def(91),O(4)
 222                 0                           0                                        LO(26),Def(90),O(4)
 223                 0                           0                                        LO(25),Def(90),O(5)
 224                 0                           0                                        LO(26),Def(92),O(2)
 225                 0                           0                              LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
 226                 0                           0                                        LO(25),Def(91),O(4)
 227                 0                           0               LO(36),LESSofDeforGRTRofYMor2%(24),LESSofDeforGRTRofYMor1%(56),O(4)
 228                 0                           0                                        LO(27),Def(89),O(4)
 229                 0                           0                                        LO(27),Def(89),O(4)
 230                 0                           0                              5%(24),4%(24),3%(24),2%(24),1%(23),O(1)
 231                 0                           0                              LO(35),LESSofDeforGRTRofYMor1%(81),O(4)
 232                10                           10                                 LO(155),GRTRofYMor1%(72),O(13)
 233                10                           10                                  LO(83),GRTRofYMor1%(90),O(7)
 234                 0                           0                                        LO(28),Def(88),O(4)
 235                 0                           0                              LO(47),LESSofDeforGRTRofYMor1%(69),O(4)
 236                 0                           0                              LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
 237                 0                           0                                        LO(29),Def(89),O(2)
 238                10                           10                                  LO(48),GRTRofYMor1%(126),O(7)
 239                 0                           0                                        LO(25),Def(90),O(5)
 240                 0                           0                                        LO(26),Def(90),O(4)
 241                 0                           0                              5%(24),4%(24),3%(24),2%(24),1%(21),O(3)
 242                10                           0                                  LO(83),GRTRofYMor1%(204),O(13)
 243                 0                           0                                        LO(25),Def(93),O(2)
 244                 0                           0                              5%(24),4%(24),3%(24),2%(24),1%(20),O(4)
 245                 0                           0                           LO(60),5%(12),4%(12),3%(12),2%(12),1%(8),O(4)
 246                10                           10                                  LO(83),GRTRofYMor1%(90),O(7)

                         UPFRONT         UPFRONT         UPFRONT       UPFRONT       UPFRONT       UPFRONT
            YM         ENGINEERING        CAPEX           TI/LC        RE TAX         INS.          OTHER
LOAN #   FOOTNOTES     RESERVE ($)     RESERVE ($)     RESERVE ($)   RESERVE ($)   RESERVE ($)   RESERVE ($)
------------------------------------------------------------------------------------------------------------

  1          A           536,646        2,238,167                     6,933,000      684,275      1,370,644
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2          A                          8,500,000                      438,220       24,277
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3          D           913,140                                       244,122       16,333       3,529,888
  4                                                                    345,427       153,169       229,870
  5                                                                    93,981        44,096       1,594,409
  6                      12,375          175,000         692,000       909,232       40,005
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
  7                       1,875                                        59,142        26,065       3,142,632
 7.01
 7.02
 7.03
 7.04
  8                                                                    305,512       14,615
  9                                                                    79,172        52,025
  10         H            4,000          521,000                       371,173                    4,544,179
  11                     554,878                        1,500,000      20,065        30,366
  12                     11,875           2,300                        71,303        150,708       541,436
  13                                                                   70,812        85,000       6,000,000
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14                                                                   152,483       27,545
  15                                                                   90,000        50,000       2,440,525
  16                     413,435                         461,860       200,000       22,762       8,533,711
  17                     496,813         176,240                       26,959        16,174       5,065,760
  18                                                                                               873,484
  19                                                                   36,250        29,940       2,275,000
  20                                                                   115,000
  21         B
  22         I
  23                     811,725        1,518,275       3,670,000      38,656        27,794
  24                     225,000                                       135,811       19,560
  25                                                                                               498,317
  26         C                                                                                     603,372
  27                     404,375          1,446         1,200,000      51,693        11,293
  28                                                     100,000                                   193,938
  29                                      1,640                        340,579       40,538
  30                                      4,144          192,145       193,586        8,380
  31                     657,312                                                                   550,000
31.01
31.02
  32                                                                                 33,539        582,000
  33                                                     267,984       111,997       13,804       2,491,825
  34         J
  35
  36                     439,875          89,792         250,000       141,750
  37                                                     250,000       147,087       12,600        63,883
  38
  39                                                     100,000       186,523       21,043
  40         C           128,125                                       133,246        3,463        27,523
  41                     16,250                                        43,235        12,284        100,000
  42                     12,500                                        22,611         5,347
  43                                                                   92,265                      11,132
  44                                                     369,735       104,261        8,315        972,375
  45                     15,069                                                       3,375        800,000
  46                                                                   10,988         1,876
46.01
46.02
46.03
46.04
  47                                                                   87,920
  48                     23,750                          300,000       119,558        9,259
  49                                                                   27,954        12,146        225,000
  50                     38,750             41                         21,676         2,815
  51                                     150,000         250,000
  52                      6,250          198,106          4,167        58,903        10,204        370,000
  53                                      1,819           5,000        87,447        23,013
53.01
53.02
53.03
  54                                                                   58,386        36,605
  55
  56                                                                   10,580         4,560
  57                                                                   11,660         3,588        300,000
  58         C                                           250,000       98,480         2,083
58.01
58.02
58.03
  59         A                                                         88,268        46,297
59.01
59.02
59.03
59.04
  60                     50,000                                        53,134        12,698        25,000
  61                                                     510,000                      3,375        850,000
  62                                                                   16,292         4,614
  63                     25,000                          625,000       109,722        4,776
  64                                       449            2,246        77,516         4,302
  65         C           47,500                                        13,524         9,041
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  66                                                                                               245,426
  67                     16,219          170,000                        8,149        11,861
  68         A                            2,420           6,146        172,370       10,714        137,758
68.01
68.02
  69                                                                   116,179        5,287        412,487
  70                                                      5,300        57,282        115,882        9,293
  71         A                             658                          7,184         2,410

  72         H
  73         H
  74                                                                   85,081
  75                                                                   54,456        12,827
  76                                                     350,000       43,364        21,583         9,000
  77                                                                                               220,000
  78                       700                           75,000        61,341          689
  79                                                                   100,427       13,139        221,000
  80         A
  81                       625                                         68,375         4,016
  82                                                                    6,047        11,589
  83                                                                   48,160         7,703
  84                      1,250                                        55,887
  85                                                                   53,019         9,199
  86                                                                   50,219        10,442        280,000
  87                     63,000                                        46,969         2,954
  88                     45,144                                        74,963         1,010        240,000
  89                                                                   29,240        23,409
89.01
89.02
89.03
89.04
  90                                       261           47,292        11,052         2,137        112,150
  91                                                                   53,661        11,426
  92                                                                   83,412         9,640        275,000
  93                                                                   122,418        2,188
  94                     105,188                                       23,000                      400,000
  95                                                                                               34,325
  96                                                                   33,738        12,656
  97
  98                                                     400,000
  99                                                                   51,746        24,376
 100                                                                   11,481        17,538        312,500
 101                                                                   38,940         8,448
 102                                                                   10,882        15,641        317,604
 103                                                                   16,013         7,788
 104         H           21,875                                        88,800         1,894
 105                      2,000                                         5,075         1,360        36,000
 106                                                                   36,000        35,702
 107                       625            5,125                        43,706        11,228
 108                                                                    4,209         4,333
 109                                                     375,000       13,750         3,145
 110                                                                   68,933         5,622
 111                                                     70,000        54,665         1,245        615,000
 112                                                     177,635       22,538
 113                                                                   111,537        7,016
 114                                                                    4,040        15,678
 115                                                                   78,826         2,798        171,000
 116                                                                   18,811        15,640
 117                                                                   11,113          530         50,000
 118
 119                     18,750           76,000                       29,995        15,041
 120                                                                   34,947         1,271        104,403
 121                                                                   27,416         3,796
 122                      5,625                                        57,586         4,204
 123
 124                                                     317,951                                   370,000
 125                                                                   52,157         2,600
 126                     25,000                                         8,042        14,118
 127                                     176,000
 128         H                                                         49,836         1,245
 129                                                                    5,202         2,888
 130                      3,750                                        13,128         4,600
 131                                                                    4,147        14,840
 132                                                                   18,750         1,155
 133                                                                   26,419         3,260        46,500
 134                                      15,000         55,000        86,710         3,251
 135                                                                   83,511                      43,200
 136                                                                   26,600         4,502
 137                                                                    9,781          371
 138         A           18,750                                         7,850         2,683
 139         H                                                         119,927       10,031
139.01
139.02
139.03
139.04
139.05
139.06
 140                                                                   37,480        18,024
 141                                                                   10,526          388
 142                                                                    5,836        77,228
 143                                                                    1,184         1,102
 144                      8,500                                        107,000        2,082
 145                                                                    1,927         4,511
 146         G           21,475                                        29,056        20,207
 147         A           31,469                                        59,291        25,027        300,000
 148         E                                                         11,434         1,056
 149
 150         A           14,250                                        22,500          430         80,000
 151                                                                   17,073         2,496
 152                                                                    1,886          757         29,915
 153                                                                   66,873
 154         C                                                                         411
 155         H                                           200,000
 156
 157                                      34,186         35,100        12,192        11,243
 158                                                                   15,235         3,626        34,000
 159                                                                   17,384        10,117
 160                                     150,000         222,720                                   57,310
 161         H                                                          3,767         1,008
 162                     44,356                                         6,242        16,600
 163                                                                    9,161         1,000
 164                                                                   37,532         5,222
 165                     36,625           63,375                       27,402         6,003
 166                                                                   48,253         3,846        90,053
 167                                                                                               195,000
 168
 169                                                                   19,442         3,705
 170                                                                   10,764        12,455
 171         H                                                         15,103          858
 172                                                                   12,845         4,935
 173                     18,351                                                        974         225,000
 174                      6,250                                        23,556         2,615
 175                                                                   60,451         1,411
 176                      4,000                                        62,799         4,549
176.01
176.02
176.03
 177                                                                    7,383         2,382
 178                                                                    3,468          766
 179                                                                   16,254         4,412
 180         H                                           149,000       122,708                     62,520
 181         H                                                                                     14,973
 182         H                                                         13,026         5,633
 183         A            7,750                                         5,838        13,629
 184                                                                    6,726         1,060
 185                                                                   23,605        15,317        225,000
 186
 187         H                                                         28,830         1,015
 188                                                     142,500        6,219         6,818
 189                                                                   12,619         2,010
 190                                                                                  5,881        300,000
 191         H                                                          3,913         4,230        40,000
 192         H                                                          1,680         1,412        75,000
 193                                                     30,000        20,980         1,250
 194                                                                   43,342          856
 195                                                                   14,123         4,072        308,400
 196                                                                    4,716          208
 197                                                                   20,942          884
 198                                                                   24,244         6,140
 199         H
 200                                                                   38,410         5,535
 201         H
 202                                                                   13,982         6,935
 203         H                                                          9,270         3,470
 204         H                                                         25,677         2,376
 205                                                     25,000         8,690         1,865
 206                                                                   13,034         1,881
 207                                                     20,000        63,988          886          4,635
 208                                      10,000         30,000         5,825         9,837
 209                                                                   10,832         4,431
 210         H                                                          5,671         1,277
 211         H                                                         41,668          899         180,000
 212                                                                    2,836          587
 213         H                                                          5,101        11,458
 214         H                                                         32,580          781         22,200
 215         A                             625                          6,500         5,461
 216                     54,031                                         4,122         1,850
 217                                                                    8,796         4,117        10,000
 218         A           50,124                                                                    25,000
 219         H                                                          1,275         1,728        175,000
 220
 221                                                                   34,853         4,973
 222                                                                    3,773         1,080
 223                                                                    5,214          537
 224
 225         H
 226                                                                    5,663         6,505
 227         H                                                         14,590         5,806
 228                                                                                  3,598
 229                                                                   14,300         1,542
 230                                                                    9,626         1,370
 231         H
 232         F
 233         G                                                         21,556         1,358
 234                                                                    1,683         3,909
 235         H                                                          7,481          351
 236         H                                                          7,325          647
 237                                                                     343           680
 238         A                                                                                     13,500
 239                                                                    3,608         3,087
 240
 241                                                                   21,580         1,824
 242         G
 243                                                     15,000        13,533         1,786
 244
 245                                                                    9,207         2,386
 246         A           18,030                                         9,834

                                                                                  UPFRONT
                                                                                   OTHER
LOAN #                                                                      RESERVE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

  1       Environmental Reserve
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3       Existing Tenant Improvement Allowance (3,006,242); Existing Tenant Leasing Commissions (523,646)
  4       Rent Holdback
  5       Holdback Reserve
  6
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
  7       Accretive Leasing Reserve (1,250,000); Georgetown Rollover Reserve (1,000,000);
          Edge Technologies Rollover Reserve (500,000); Edge Technologies Cash Collateral (392,632)
 7.01
 7.02
 7.03
 7.04
  8
  9
  10      First Florida Lease - Paint and Carpet (845,000), First Florida Lease Upfront Tenant Allowance (1,501,855),
          Second Florida Lease - Paint and Carpet (80,000), Second Florida Lease Tenant Improvement Reserve (1,717,324), Future TI
          Reserve (400,000)
  11
  12      Up Front Cam Reserves: Toys R Us $79,494; Office Depot $41,942; National Amusements $420,000
  13      Holdback Reserve
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14
  15      Holdback Reserve (2,300,000); UBS Rent Reserve (140,525)
  16      Capitalized Reserve (5,458,000); Construction Reserve (3,075,711)
  17      Construction Reserve (4,777,500);  Marshall's Rent Reserve (288,260)
  18      Barnes & Noble Reserve (667,809); Tully's Reserve (146,921); Best Buy Reserve (58,754)
  19      Earnout Reserve
  20
  21
  22
  23
  24
  25      Holdback Reserve
  26      Debt Service Reserve ($546,559); Ground Rent Reserve ($56,813)
  27
  28      Holdback for Immediate Repairs (103,938); Hancock Rent Reserve (90,000)
  29
  30
  31      Tenant Relocation Reserve
31.01
31.02
  32      Trott & Trott Reserve
  33      Earn Out (1,980,200); Tenant Holdback (511,625)
  34
  35
  36
  37      Holdback Reserve
  38
  39
  40      Free Rent Reserve
  41      Holdback Reserve
  42
  43      Occupancy Reserve
  44      Holdback Reserve
  45      DSCR Reserve
  46
46.01
46.02
46.03
46.04
  47
  48
  49      Debt service reserve
  50
  51
  52      Michael's Reserve
  53
53.01
53.02
53.03
  54
  55
  56
  57      Seasonality Reserve
  58
58.01
58.02
58.03
  59
59.01
59.02
59.03
59.04
  60      Holdback Reserve
  61      DSCR Reserve
  62
  63
  64
  65
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  66      6 Month Rent Reserve
  67
  68      2010 Rollover Reserve (133,792) and Page International Funds (3,967)
68.01
68.02
  69      Holdback Reserve
  70      Sub-Lease Payment Reserve
  71

  72
  73
  74
  75
  76      Ground Rent Reserve
  77      Holdback Reserve
  78
  79      Holdback Reserve
  80
  81
  82
  83
  84
  85
  86      TILC Holdback Reserve
  87
  88      Jazz It Up/Sound Block Upfront TI/Rent Loss Reserve
  89
89.01
89.02
89.03
89.04
  90      Outstanding TI/LC Obligations (88,150); Rent Reserve (24,000)
  91
  92      PIP Reserve
  93
  94      Holdback Reserve
  95      Debt Service Reserve
  96
  97
  98
  99
 100      Holdback Reserve
 101
 102      Tenant Improvement Allowance Reserve (273,600) and United Wellness Tenant Rent Abatement (44,004)
 103
 104
 105      Holdback Reserve
 106
 107
 108
 109
 110
 111      Capitalized Reserve(535,000); Occupancy Reserve(80,000)
 112
 113
 114
 115      Capitalized Reserve
 116
 117      Holdback Reserve
 118
 119
 120      Holdback Reserve (73,650); Madison County Taxes (30,753)
 121
 122
 123
 124      Holdback Reserve
 125
 126
 127
 128
 129
 130
 131
 132
 133      Western Dental Reserve
 134
 135      Covenant Church TI Reserve (18,000); Covenant Church Free Rent Reserve (25,200)
 136
 137
 138
 139
139.01
139.02
139.03
139.04
139.05
139.06
 140
 141
 142
 143
 144
 145
 146
 147      Debt Service Reserve
 148
 149
 150      Parking Income Holdback
 151
 152      Holdback Reserve
 153
 154
 155
 156
 157
 158      Seasonality Holdback Reserve
 159
 160      Holdback Reserve
 161
 162
 163
 164
 165
 166      Holdback for Vacant Space
 167      Holdback Reserve
 168
 169
 170
 171
 172
 173      Leasing Reserve
 174
 175
 176
176.01
176.02
176.03
 177
 178
 179
 180      Holdback Reserve
 181      Reserve for payment in advance
 182
 183
 184
 185      Holdback Reserve
 186
 187
 188
 189
 190      Holdback Reserve
 191      Holdback Reserve
 192      Holdback Reserve
 193
 194
 195      Holdback Reserve
 196
 197
 198
 199
 200
 201
 202
 203
 204
 205
 206
 207      Holdback Reserve
 208
 209
 210
 211      Holdback Reserve
 212
 213
 214      Laser Hair Removal Holdback
 215
 216
 217      Holdback Reserve
 218      Fun Company Escrow
 219      Holdback Reserve
 220
 221
 222
 223
 224
 225
 226
 227
 228
 229
 230
 231
 232
 233
 234
 235
 236
 237
 238      Environmental Reserve
 239
 240
 241
 242
 243
 244
 245
 246

              MONTHLY            MONTHLY            MONTHLY          MONTHLY           MONTHLY          MONTHLY          MONTHLY
               CAPEX              CAPEX              TI/LC            TI/LC             RE TAX            INS.            OTHER
LOAN #    RESERVE ($)(26)  RESERVE CAP ($)(26)  RESERVE ($)(26)  RESERVE CAP ($)   RESERVE ($)(26)  RESERVE ($)(26)  RESERVE ($)(26)
------------------------------------------------------------------------------------------------------------------------------------

  1           238,167           2,858,250                                             1,218,340
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2           136,553                                                                  125,186           24,277
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3                                                                                    122,061           8,167
  4                                                                                    172,714           15,317
  5                                                                                     46,991           4,410
  6           10,807             175,000            28,818           692,000           113,654           8,001
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
  7            3,239                                21,591                              59,142           4,344
 7.01
 7.02
 7.03
 7.04
  8           51,806                                                                    50,919           14,615
  9                                                                                     39,586           5,203
  10           8,185             491,086                                                46,397           19,833          21,429
  11           5,901             354,082                                                6,688            15,183
  12           2,300                                                                    23,768           10,360
  13           6,563                                                                    14,923           8,500
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14           1,917                                                                    25,414           6,886
  15           2,444             87,978             12,212           439,620            36,435           6,104
  16           1,603             250,000             8,217           250,000            87,655           4,552
  17           3,297             118,675             7,917           250,000            13,479           2,715
  18           2,550             30,599              6,800           244,789
  19           6,050                                                                    18,125           5,988
  20          20,633                                                                    19,167
  21
  22
  23                                                                                    19,328           4,632
  24           3,086             74,057              8,333           200,000            15,090           2,794
  25
  26
  27           1,446                                                                    25,846           1,882
  28           2,226             88,400              6,250           225,000            24,130           2,375
  29           1,640                                                                    56,763           6,756
  30           4,144                                 7,443           450,000            38,717           2,095
  31           2,445
31.01
31.02
  32           2,979                                 8,937                              41,667           2,795
  33            968                                                  232,334            10,182           1,150
  34
  35
  36           1,540                                                                    20,250
  37                                                                 250,000            24,514           12,600
  38
  39            328                                                                     23,315           1,769
  40           1,664                                25,000           250,000            11,104           1,732
  41            715              25,754              2,385            85,847            7,206            1,755
  42           5,550                                                                    22,611           1,337
  43           1,208                                                                    15,377
  44                                                 7,728           500,000            17,377           8,315
  45            669                                  1,783            85,605            9,725            3,375
  46           1,294             46,578              3,235           194,075            1,831            1,876
46.01
46.02
46.03
46.04
  47                                                                                    12,560
  48           2,943                                                 300,000            17,080           4,630
  49          12,130                                                                    13,977           2,429
  50            41                                                                      7,225             235
  51
  52            606                                  4,167           170,000            7,363            1,134
  53            455
53.01
53.02
53.03
  54                                                                                    19,462           4,067
  55
  56          11,728                                                                    10,580           2,280
  57           9,913                                                                    3,170            1,794
  58           1,964                                 5,000           250,000            8,953            2,083
58.01
58.02
58.03
  59           5,793                                                                    8,827            5,144
59.01
59.02
59.03
59.04
  60                                                                                    13,284           3,175
  61            561                                  2,803           134,556            3,961            3,375
  62                                                                                    8,146            1,538
  63           1,002             36,063                                                 12,191           2,388
  64            449                                  2,246                              11,074           1,076
  65           1,278                                                                    6,582            3,256
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  66
  67                             70,000                                                 8,149            2,965
  68           2,420                                 6,146           221,600            21,546           3,116            7,758
68.01
68.02
  69                                                                                    11,618           1,057
  70           3,325             119,703             5,300           190,800            8,183            11,588           9,293
  71            658                                                                     7,184             803
                782              28,158
  72            495              17,826
  73            287              10,332
  74           1,060             38,160                                                 10,635
  75           2,667                                                                    22,728           2,565
  76            953                                  4,746           350,000            7,227            1,962            2,333
  77
  78           1,158                                 7,500           300,000            8,763             689
  79            317                                  2,132           127,931            12,619           1,460
  80
  81                                                                                    11,400           2,400
  82            346                                                                     1,512            1,054
  83           2,400             57,600                                                 6,880            2,568
  84           1,032             37,148              4,750           171,000            7,984            10,093
  85            521              18,750              1,736            62,505            10,604           1,150
  86           1,069                                                                    12,555           1,492
  87           2,187                                                                    9,400            1,477
  88           1,300                                 4,750                              9,370             505
  89            667                                  3,337                              5,093            3,779
89.01
89.02
89.03
89.04
  90            261                                  2,292           155,000            11,052           1,068
  91            856              51,375              3,428           205,650            4,878            1,270
  92           7,766                                                                    8,341            1,607
  93            675                                                                     11,129           1,094
  94            252                                  1,797            43,128            3,834
  95
  96            817                                                                     3,067            1,055            2,496
  97
  98
  99           1,578             56,795                                                 5,175            3,482
 100            772                                                                     11,481           1,754
 101            404                                  2,322                              4,867            2,112
 102            175                                  1,781           120,000            1,814            1,955
 103           1,525                                                                    5,338             779
 104            947                                                                     9,867             947
 105            568                                  3,222            80,000            5,075             680
 106                                                                                    7,200            3,967
 107           5,125                                                                    4,856            3,743
 108            708              42,500                                                 4,209            2,166
 109            958              34,472                              150,000            6,875            1,573
 110           1,379                                                                    8,617             937
 111            396                                  2,968                              6,833             623
 112                                                                                    7,607
 113           1,380             82,824              6,902           414,120            12,393           7,016
 114            540                                                                     4,040            1,425
 115            797                                  3,183                              7,883             699
 116            263                                  1,750                              4,353            5,212
 117            156                                   778             45,000            5,556             265
 118
 119                             76,000                                                 5,999            3,760
 120                                                                                    7,339             635
 121            590                                  2,886           138,523            4,569             542
 122                                                                                    8,227            1,401
 123                                                                                                      149
 124            367               4,403              1,957            23,485
 125            725                                  2,694                              5,216            1,300
 126            781                                                                     8,042            1,412
 127
 128            372              15,000              1,238            50,000            12,459            415
 129           8,687                                                                    5,202            1,444
 130            670              10,000              1,020            40,000            6,600            2,400
 131            452                                                                     4,147            1,484
 132            410              14,750                                                 3,750             578
 133            197                                  1,667            60,000            4,403             362
 134                                                 1,467            70,000            8,671            1,625
 135            538                                                                     9,279            5,841
 136                                                                                    3,800             900
 137                                                                                    4,890             371
 138                                                                                    3,925            1,342
 139           2,062                                                                    10,902           2,006
139.01
139.02
139.03
139.04
139.05
139.06
 140            174               6,000               869             30,000            7,496            1,502
 141                                                                                    5,263             388
 142            504              18,135              2,520           151,175            5,836            7,021
 143            471                                                                     1,184             551
 144            362                                  2,083            50,000            13,282           1,041
 145            687              24,726                                                 1,927            1,128
 146           5,250                                                                    16,517           7,548
 147           6,000                                                                    17,579           23,614
 148                                                                                    3,811            1,056
 149            119
 150            557                                  1,250            30,000            4,500             430
 151            211                                   948             34,132            5,691             357
 152            112                                   558             35,000            1,886             252
 153                                                                                    9,553
 154            38                                    192                               3,500              82
 155            281              53,952
 156
 157            215                                  1,800            67,500            4,064            1,124
 158                                                                                    3,809             725
 159                                                                                    4,346            1,012
 160            642                                  1,042            62,500            3,324             703
 161                                                                                    1,883             504
 162           1,375             49,500                                                 3,122            1,277
 163            711              17,052                                                 4,581             500
 164            255              15,280              1,493            89,600            3,753             746
 165           2,090                                                                    3,920            3,025
 166            163                                   814                               4,825             407
 167
 168            184
 169            230                                                                     4,860             463
 170                                                                                    2,153            1,779
 171            501                                                                     2,158             858
 172            522                                                                     2,569             823
 173            812                                  3,113                              4,221             974
 174            858                                                                     2,356             872
 175            537                                                                     8,636             706
 176            605                                  3,026           108,945            6,280            2,275
176.01
176.02
176.03
 177                                                                                    3,692             794
 178                                                                                    1,734             153
 179            350              12,607              1,051            37,820            2,032             490
 180            609                                                  100,000            20,451
 181
 182                                                                                    2,605             512
 183                                                                                    6,392            1,753
 184                                                                                    3,363             353
 185            216                                   863             52,000            2,623            2,188
 186
 187                                                                                    4,119            3,044
 188                                                 4,300
 189                                                                                    1,577             287
 190            803              28,890                                                 1,084             840
 191                                                 1,167            56,000            3,913            1,410
 192            164                                   547                                840              282
 193            938                                  1,609                              2,098            2,204
 194            175                                   817             28,000            3,940             428
 195            224                                   573                               1,412             509
 196                                                                                    2,358             208
 197            589                                                                     2,094             295
 198                                                                                    3,463             682
 199
 200            215                                  1,489                              3,841             791
 201
 202                                                                                    3,495             694
 203                                                 1,922                              3,090             434
 204            80                                    372                               3,987            1,188
 205            213              12,750               708             42,500            2,897             622
 206            158               3,790               526             12,630            2,172             235
 207            184                                   796             40,000            7,110             443
 208                             10,000                               30,000             647             1,405
 209            259               9,327               777             27,981            1,547             443
 210                                                                                     810              639
 211            105                                   700             50,000            3,788             180
 212                                                                                     945              293
 213                                                                                     729              955
 214            88                                    613                               3,620             390
 215            625                                                                     2,167            1,092
 216            958              34,500                                                 2,061             617
 217            225                                   918                               1,466             374
 218           1,491             25,000              2,800            50,000            5,502            1,609            7,501
 219            105                                   564                                637              346
 220
 221                                                                                    3,168             829
 222            193                                                                     3,773             360
 223                                                                                    2,607             537
 224
 225
 226            230              11,040                                                 1,888            1,084
 227            267                                  1,336                              1,824             528
 228            72                                                                                        300
 229                                                                                    1,300             385
 230                                                                                    1,203             685
 231                                                  190
 232                                                                                    15,016
 233            792                                                                     6,564             702
 234                                                                                     841              355
 235                                                                                    2,494             351
 236            109                                                                     1,046             324
 237            207                                   574                                343              340
 238            413                                                                     5,277            10,552
 239                                                                                    1,804             309
 240            105                                   341
 241                                                                                    1,962             365
 242                                                                                    2,559
 243            115                                   575             42,000            1,128             298
 244
 245                                                                                    1,151             398
 246                                                                                    5,428

                                                                    MONTHLY
                                                                     OTHER
LOAN #                                                        RESERVE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

  1
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3
  4
  5
  6
 6.01
 6.02
 6.03
 6.04
 6.05
 6.06
  7
 7.01
 7.02
 7.03
 7.04
  8
  9
  10                                                  First Florida Lease Monthly Reserve
  11
  12
  13
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14
  15
  16
  17
  18
  19
  20
  21
  22
  23
  24
  25
  26
  27
  28
  29
  30
  31
31.01
31.02
  32
  33
  34
  35
  36
  37
  38
  39
  40
  41
  42
  43
  44
  45
  46
46.01
46.02
46.03
46.04
  47
  48
  49
  50
  51
  52
  53
53.01
53.02
53.03
  54
  55
  56
  57        Seasonality Reserve: $10,000 (April), $30,000 (May), $45,000 (June), $50,000 (July), $80,000 (August); the following amounts will be disbursed: $20,000 (November), $33,000 (December), $60,000 (January), $80,000 (February), $22,000 (March)
  58
58.01
58.02
58.03
  59
59.01
59.02
59.03
59.04
  60
  61
  62
  63
  64
  65
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  66
  67
  68                                 2010 Rollover Reserve (3,792) and Page International Reserve (3,967)
68.01
68.02
  69
  70                                                       Sub-Lease Payment Reserve
  71

  72
  73
  74
  75
  76                                                          Ground Rent Reserve
  77
  78
  79
  80
  81
  82
  83
  84
  85
  86
  87
  88
  89
89.01
89.02
89.03
89.04
  90
  91
  92
  93
  94
  95
  96                                                            Leasing Reserve
  97
  98
  99
 100
 101
 102
 103
 104
 105
 106
 107
 108
 109
 110
 111
 112
 113
 114
 115
 116
 117
 118
 119
 120
 121
 122
 123
 124
 125
 126
 127
 128
 129
 130
 131
 132
 133
 134
 135
 136
 137
 138
 139
139.01
139.02
139.03
139.04
139.05
139.06
 140
 141
 142
 143
 144
 145
 146
 147
 148
 149
 150
 151
 152
 153
 154
 155
 156
 157
 158
 159
 160
 161
 162
 163
 164
 165
 166
 167
 168
 169
 170
 171
 172
 173
 174
 175
 176
176.01
176.02
176.03
 177
 178
 179
 180
 181
 182
 183
 184
 185
 186
 187
 188
 189
 190
 191
 192
 193
 194
 195
 196
 197
 198
 199
 200
 201
 202
 203
 204
 205
 206
 207
 208
 209
 210
 211
 212
 213
 214
 215
 216
 217
 218                                    Ukrops Lease Escrow (3,334) and Roof Replacement Escrow (4,167)
 219
 220
 221
 222
 223
 224
 225
 226
 227
 228
 229
 230
 231
 232
 233
 234
 235
 236
 237
 238
 239
 240
 241
 242
 243
 244
 245
 246

              LOAN      CROSSED     RELATED                                    YEAR      TOTAL SF/UNITS/     UNIT OF
LOAN #      PURPOSE       LOAN     BORROWER      TITLE TYPE    YEAR BUILT   RENOVATED    ROOMS/PADS(18)      MEASURE
---------------------------------------------------------------------------------------------------------------------

  1       Acquisition                         Fee/Leasehold      Various     Various               57,165     Pads
1.001                                         Fee                 1982                                931     Pads
1.002                                         Fee                 1974                                665     Pads
1.003                                         Fee                 1979                                642     Pads
1.004                                         Fee                 1971                                406     Pads
1.005                                         Fee                 1972                                489     Pads
1.006                                         Fee                 1992                                850     Pads
1.007                                         Fee                 1971                                379     Pads
1.008                                         Fee                 1958         1996                   339     Pads
1.009                                         Fee                 1972                                485     Pads
1.010                                         Fee                 1974         1999                   430     Pads
1.011                                         Fee                 1973                                404     Pads
1.012                                         Fee                 1967                                323     Pads
1.013                                         Fee                 1971                                507     Pads
1.014                                         Fee                 1968                                362     Pads
1.015                                         Fee                 1960                                303     Pads
1.016                                         Fee                 1973                                510     Pads
1.017                                         Fee                 1985                                273     Pads
1.018                                         Fee                 1970                                355     Pads
1.019                                         Fee                 1967                                806     Pads
1.020                                         Fee                 1979         2004                   287     Pads
1.021                                         Fee                 1988                                249     Pads
1.022                                         Fee                 1976                                436     Pads
1.023                                         Fee                 1982                                314     Pads
1.024                                         Fee                 1972                                257     Pads
1.025                                         Fee                 1991                                602     Pads
1.026                                         Fee                 1983                                425     Pads
1.027                                         Fee                 1965         1999                   208     Pads
1.028                                         Fee                 1962                                228     Pads
1.029                                         Fee                 1980                                300     Pads
1.030                                         Fee                 1973                                322     Pads
1.031                                         Fee                 1973                                211     Pads
1.032                                         Fee                 1972                                331     Pads
1.033                                         Fee                 1984                                377     Pads
1.034                                         Fee                 1954         2002                   443     Pads
1.035                                         Fee                 1986                                385     Pads
1.036                                         Fee                 1960                                302     Pads
1.037                                         Fee                 1976                                354     Pads
1.038                                         Fee                 1987                                267     Pads
1.039                                         Fee                 1971                                209     Pads
1.040                                         Fee                 1974                                468     Pads
1.041                                         Fee                 1960         1995                   360     Pads
1.042                                         Fee                 1972                                343     Pads
1.043                                         Fee                 1984                                340     Pads
1.044                                         Fee                 1969                                518     Pads
1.045                                         Fee                 1972         2002                   288     Pads
1.046                                         Fee                 1998                                200     Pads
1.047                                         Fee                 1970         2006                   260     Pads
1.048                                         Fee                 1985                                356     Pads
1.049                                         Fee                 1973         2002                   292     Pads
1.050                                         Fee                 1974                                126     Pads
1.051                                         Fee                 1967                                208     Pads
1.052                                         Fee                 1969                                203     Pads
1.053                                         Fee                 1984                                264     Pads
1.054                                         Fee                 1957         2004                   439     Pads
1.055                                         Fee                 1956                                230     Pads
1.056                                         Fee                 1974                                342     Pads
1.057                                         Fee                 1975                                237     Pads
1.058                                         Fee                 1972                                275     Pads
1.059                                         Fee                 1996         1999                   426     Pads
1.060                                         Fee                 1987                                214     Pads
1.061                                         Fee                 1982                                408     Pads
1.062                                         Fee                 1995                                226     Pads
1.063                                         Fee                 1986                                204     Pads
1.064                                         Fee                 1964                                136     Pads
1.065                                         Fee                 1985                                247     Pads
1.066                                         Fee                 1987         2002                   277     Pads
1.067                                         Fee                 1971                                195     Pads
1.068                                         Fee                 1971                                183     Pads
1.069                                         Fee                 1960                                232     Pads
1.070                                         Fee                 1958                                140     Pads
1.071                                         Fee                 1984                                195     Pads
1.072                                         Fee                 1989                                205     Pads
1.073                                         Fee                 1987                                186     Pads
1.074                                         Fee                 1976                                396     Pads
1.075                                         Fee                 1968                                273     Pads
1.076                                         Fee                 1970                                170     Pads
1.077                                         Fee                 1984                                187     Pads
1.078                                         Fee                 1971                                290     Pads
1.079                                         Fee                 1974                                201     Pads
1.080                                         Fee                 1972                                310     Pads
1.081                                         Fee                 1974         2007                   232     Pads
1.082                                         Fee                 1963                                179     Pads
1.083                                         Fee                 1996                                167     Pads
1.084                                         Fee                 1970                                213     Pads
1.085                                         Fee                 1985                                149     Pads
1.086                                         Fee                 1971                                245     Pads
1.087                                         Fee                 1996                                220     Pads
1.088                                         Fee                 1973                                256     Pads
1.089                                         Fee                 1968         1998                   251     Pads
1.090                                         Fee                 1987         2005                   277     Pads
1.091                                         Fee                 1970         2000                   301     Pads
1.092                                         Fee                 1969                                209     Pads
1.093                                         Fee                 1970                                191     Pads
1.094                                         Fee                 1976                                179     Pads
1.095                                         Fee                 1972                                317     Pads
1.096                                         Fee                 1973                                214     Pads
1.097                                         Fee                 1971                                183     Pads
1.098                                         Fee                 1969                                216     Pads
1.099                                         Fee                 1955                                112     Pads
1.100                                         Fee                 1970         1990                   166     Pads
1.101                                         Fee                 1972                                174     Pads
1.102                                         Fee                 1972         2005                   270     Pads
1.103                                         Fee                 1971                                120     Pads
1.104                                         Fee                 1974                                281     Pads
1.105                                         Fee                 1987                                182     Pads
1.106                                         Fee                 1998                                185     Pads
1.107                                         Fee                 1973                                520     Pads
1.108                                         Fee                 1986         1997                   254     Pads
1.109                                         Fee                 1969                                136     Pads
1.110                                         Fee                 1977                                250     Pads
1.111                                         Fee                 1974         1999                   387     Pads
1.112                                         Fee                 1972                                203     Pads
1.113                                         Fee                 1971         1997                   144     Pads
1.114                                         Fee                 1973         2000                   206     Pads
1.115                                         Fee                 1970         1995                   259     Pads
1.116                                         Fee                 1964                                144     Pads
1.117                                         Fee                 1972                                241     Pads
1.118                                         Fee                 1990                                350     Pads
1.119                                         Fee                 1955                                100     Pads
1.120                                         Fee                 1973                                128     Pads
1.121                                         Fee                 1989                                286     Pads
1.122                                         Fee                 1968                                113     Pads
1.123                                         Fee                 1985                                409     Pads
1.124                                         Fee                 1970                                299     Pads
1.125                                         Fee                 1972         1998                   181     Pads
1.126                                         Fee                 1984                                210     Pads
1.127                                         Fee                 1959         1971                   203     Pads
1.128                                         Fee                 1965         1972                   161     Pads
1.129                                         Fee                 1969                                227     Pads
1.130                                         Fee                 1969                                319     Pads
1.131                                         Fee                 1968                                167     Pads
1.132                                         Fee                 1982                                156     Pads
1.133                                         Fee                 1979                                246     Pads
1.134                                         Fee                 1971                                118     Pads
1.135                                         Fee                 1971                                180     Pads
1.136                                         Fee                 1960         2002                   207     Pads
1.137                                         Fee                 1971                                227     Pads
1.138                                         Fee                 1984                                335     Pads
1.139                                         Fee                 1985                                200     Pads
1.140                                         Fee                 1969                                234     Pads
1.141                                         Fee                 1969                                193     Pads
1.142                                         Fee                 1980                                252     Pads
1.143                                         Fee                 1968         1980                   200     Pads
1.144                                         Fee                 1987                                202     Pads
1.145                                         Fee                 1978                                140     Pads
1.146                                         Fee                 1960                                156     Pads
1.147                                         Fee                 1972                                306     Pads
1.148                                         Fee                 1985                                145     Pads
1.149                                         Fee                 1984                                131     Pads
1.150                                         Fee                 1972                                126     Pads
1.151                                         Fee                 1956                                363     Pads
1.152                                         Fee                 1984                                 82     Pads
1.153                                         Fee                 1973                                171     Pads
1.154                                         Fee                 1975                                130     Pads
1.155                                         Fee                 1974                                204     Pads
1.156                                         Fee                 1968                                284     Pads
1.157                                         Fee                 1967                                538     Pads
1.158                                         Fee                 1995                                181     Pads
1.159                                         Fee                 1970                                142     Pads
1.160                                         Fee                 1975                                 93     Pads
1.161                                         Fee                 1980                                131     Pads
1.162                                         Fee                 1960         2006                   118     Pads
1.163                                         Fee                 1953                                193     Pads
1.164                                         Fee                 1972                                154     Pads
1.165                                         Leasehold           1993                                142     Pads
1.166                                         Fee                 1971         2002                   191     Pads
1.167                                         Fee                 1970                                112     Pads
1.168                                         Fee                 1974                                137     Pads
1.169                                         Fee                 1970                                174     Pads
1.170                                         Fee                 1976                                100     Pads
1.171                                         Fee                 1981                                118     Pads
1.172                                         Fee                 1972                                213     Pads
1.173                                         Fee                 1970                                120     Pads
1.174                                         Fee                 1972                                121     Pads
1.175                                         Fee                 1972                                153     Pads
1.176                                         Fee                 1970                                195     Pads
1.177                                         Fee                 1968         2002                   191     Pads
1.178                                         Fee                 1906         1998                   159     Pads
1.179                                         Fee                 1971                                128     Pads
1.180                                         Fee                 1962         1999                   240     Pads
1.181                                         Fee                 1970                                147     Pads
1.182                                         Fee                 1972                                297     Pads
1.183                                         Fee                 1961                                104     Pads
1.184                                         Fee                 1968                                174     Pads
1.185                                         Fee                 1980                                102     Pads
1.186                                         Fee                 1959                                 71     Pads
1.187                                         Fee                 1968                                131     Pads
1.188                                         Fee                 1973                                173     Pads
1.189                                         Fee                 1977                                186     Pads
1.190                                         Fee                 1977                                112     Pads
1.191                                         Fee                 1958                                123     Pads
1.192                                         Fee                 1967                                192     Pads
1.193                                         Fee                 1976                                200     Pads
1.194                                         Fee                 1969                                 93     Pads
1.195                                         Fee                 1984                                254     Pads
1.196                                         Fee                 1974                                130     Pads
1.197                                         Fee                 1978                                203     Pads
1.198                                         Fee                 1965                                212     Pads
1.199                                         Fee                 1975                                 94     Pads
1.200                                         Fee                 1976                                105     Pads
1.201                                         Fee                 1980                                237     Pads
1.202                                         Fee                 1948                                 64     Pads
1.203                                         Fee                 1972                                110     Pads
1.204                                         Fee                 1986                                191     Pads
1.205                                         Fee                 1995                                162     Pads
1.206                                         Fee                 1980                                157     Pads
1.207                                         Fee                 1968                                 75     Pads
1.208                                         Fee                 1984                                 79     Pads
1.209                                         Fee                 1973                                168     Pads
1.210                                         Fee                 1968                                 90     Pads
1.211                                         Fee                 1951                                 51     Pads
1.212                                         Fee                 1967                                 88     Pads
1.213                                         Fee                 1969                                 91     Pads
1.214                                         Fee                 1981                                103     Pads
1.215                                         Fee                 1960                                140     Pads
1.216                                         Fee                 1987         2007                    87     Pads
1.217                                         Fee                 1999                                 95     Pads
1.218                                         Fee                 1985                                 62     Pads
1.219                                         Fee                 1985                                138     Pads
1.220                                         Fee                 1971                                157     Pads
1.221                                         Fee                 1967                                110     Pads
1.222                                         Fee                 1984                                160     Pads
1.223                                         Fee                 1995                                 61     Pads
1.224                                         Fee                 1963                                131     Pads
1.225                                         Fee                 1970         1997                   103     Pads
1.226                                         Fee                 1971                                 40     Pads
1.227                                         Fee                 1971                                 62     Pads
1.228                                         Fee                 1975                                 70     Pads
1.229                                         Fee                 1984                                 61     Pads
1.230                                         Fee                 1960         1999                   125     Pads
1.231                                         Fee                 1970                                 67     Pads
1.232                                         Fee                 1955                                 98     Pads
1.233                                         Fee                 1966                                 54     Pads
1.234                                         Fee                 1972                                 79     Pads
1.235                                         Fee                 1999                                 43     Pads
1.236                                         Fee                 1952                                 73     Pads
1.237                                         Fee                 1995                                155     Pads
1.238                                         Fee                 1983                                108     Pads
1.239                                         Fee                 1971                                 73     Pads
1.240                                         Fee                 1985                                 87     Pads
1.241                                         Fee                 1978                                 71     Pads
1.242                                         Fee                 1968                                100     Pads
1.243                                         Fee                 1958         1999                   103     Pads
1.244                                         Fee                 1985                                 84     Pads
1.245                                         Fee                 1972         1987                   108     Pads
1.246                                         Fee                 1983                                125     Pads
1.247                                         Fee                 1972                                 85     Pads
1.248                                         Fee                 1965                                 40     Pads
1.249                                         Fee                 1966                                 57     Pads
1.250                                         Fee                 1990                                133     Pads
1.251                                         Fee                 1978                                129     Pads
1.252                                         Fee                 1959                                133     Pads
1.253                                         Fee                 1967                                103     Pads
1.254                                         Fee                 1972                                 39     Pads
1.255                                         Fee                 1984                                 45     Pads
1.256                                         Fee                 1966                                 68     Pads
1.257                                         Fee                 1966                                 55     Pads
1.258                                         Fee                 1960                                109     Pads
1.259                                         Fee                 1970         1980                    72     Pads
1.260                                         Fee                 1999                                 85     Pads
1.261                                         Fee                 1969                                 44     Pads
1.262                                         Fee                 1971         1997                    79     Pads
1.263                                         Fee                 1964                                 99     Pads
1.264                                         Fee                 1986         1997                   110     Pads
1.265                                         Fee                 1980                                 46     Pads
1.266                                         Fee                 1970                                 60     Pads
1.267                                         Fee                 1986                                 61     Pads
1.268                                         Fee                 1966                                 37     Pads
1.269                                         Fee                 1965                                 24     Pads
1.270                                         Fee                 1979                                 52     Pads
1.271                                         Fee                 1976                                 26     Pads
1.272                                         Fee                 1969                                 17     Pads
1.273                                         Fee                 1968         1997                    89     Pads
1.274                                         Fee                 1962                                 35     Pads
  2       Acquisition                         Fee/Leasehold      Various     Various                1,159    Rooms
 2.01                                         Fee/Leasehold       1987         2006                   252    Rooms
 2.02                                         Fee                 1988         2006                   272    Rooms
 2.03                                         Fee                 1992         2004                   126    Rooms
 2.04                                         Fee                 2000                                180    Rooms
 2.05                                         Fee                 1988         2004                   163    Rooms
 2.06                                         Fee                 1975         2003                   166    Rooms
  3       Acquisition                         Fee                 1985         1996               383,238      SF
  4        Refinance                Yes (1)   Fee                 1967         2007               421,196      SF
  5        Refinance                Yes (1)   Fee                 1989         2006               123,087      SF
  6       Acquisition                         Fee                Various     Various              864,540      SF
 6.01                                         Fee                 1984         1986               369,237      SF
 6.02                                         Fee                 1986         1987               179,443      SF
 6.03                                         Fee                 2002                             75,000      SF
 6.04                                         Fee                 1988         1997               122,904      SF
 6.05                                         Fee                 1984                             42,210      SF
 6.06                                         Fee                 1985                             75,746      SF
  7        Refinance                          Fee                Various     Various              259,094      SF
 7.01                                         Fee                 1897         1989                81,765      SF
 7.02                                         Fee                 1988                             57,217      SF
 7.03                                         Fee                 1954         1996                49,177      SF
 7.04                                         Fee                 1987                             70,935      SF
  8       Acquisition                         Fee                 1970         2006                   197    Rooms
  9        Refinance                Yes (1)   Leasehold           1966         2003               131,192      SF
  10      Acquisition                         Fee                 1967         2005               491,086      SF
  11       Refinance                          Fee                 1966         2003               713,007      SF
  12       Refinance                          Fee                 1999                            137,984      SF
  13       Refinance                          Fee                Various     Various                1,586     Pads
13.01                                         Fee                 1960                                241     Pads
13.02                                         Fee                 1989         2004                   286     Pads
13.03                                         Fee                 1973                                310     Pads
13.04                                         Fee                 1923         1975                   500     Pads
13.05                                         Fee                 1950         1970                    85     Pads
13.06                                         Fee                 1971                                100     Pads
13.07                                         Fee                 1971                                 64     Pads
  14      Acquisition                         Fee                 1952         2007               230,053      SF
  15       Refinance                          Fee                 2006                            244,590      SF
  16       Refinance                Yes (2)   Fee                 1954         1994               194,481      SF
  17       Refinance                Yes (2)   Fee                 1986         2000               264,199      SF
  18       Refinance                          Fee/Leasehold       1967         2007               204,569      SF
  19       Refinance                          Fee                 2006         2007                   264    Units
  20       Refinance                          Fee                 2007                                160    Rooms
  21      Acquisition                         Fee                 1995         1997               184,205      SF
  22      Acquisition                         Fee                 1965         1994               196,852      SF
  23      Acquisition                         Fee                 1972                            228,730      SF
  24      Acquisition               Yes (1)   Fee                 1961         2002               246,855      SF
  25      Acquisition                         Leasehold           2006                            131,937      SF
  26       Refinance                          Leasehold           2007                                134    Units
  27      Acquisition               Yes (3)   Fee                 1969         2006               113,904      SF
  28      Acquisition                         Fee                 1985                            171,498      SF
  29       Refinance                Yes (3)   Fee                 1972         2004               279,456      SF
  30      Acquisition               Yes (6)   Fee                 1996                            177,602      SF
  31      Acquisition                         Fee/Leasehold      Various       1999               146,598      SF
31.01                                         Fee                 1979         1999                80,555      SF
31.02                                         Leasehold           1987         1999                66,043      SF
  32       Refinance                          Fee                 1987         1994               179,689      SF
  33       Refinance                          Fee                 2006                            116,167      SF
  34      Acquisition                         Fee                 1996                            171,962      SF
  35      Acquisition                         Fee                 2007                             67,550      SF
  36      Acquisition                         Fee                 1989                             97,131      SF
  37      Acquisition                         Fee                 1990         2005               136,021      SF
  38      Acquisition                         Fee                 2007                            410,400      SF
  39      Acquisition                         Fee                 2004                             78,794      SF
  40       Refinance                          Fee                 1969         1999               110,923      SF
  41       Refinance                Yes (1)   Fee                 1972         1989                57,231      SF
  42       Refinance                          Fee                 1969                                296    Units
  43       Refinance                          Fee                 2000                             96,648      SF
  44      Acquisition                         Fee                 2004         2006                89,175      SF
  45       Refinance                Yes (5)   Leasehold           1987                             53,503      SF
  46       Refinance                          Fee                Various                           77,630      SF
46.01                                         Fee                 2003                             39,000      SF
46.02                                         Fee                 2007                             15,000      SF
46.03                                         Fee                 2004                             16,630      SF
46.04                                         Fee                 2005                              7,000      SF
  47      Acquisition                         Fee                 2003                             68,832      SF
  48      Acquisition                         Fee                 1984                            176,601      SF
  49       Refinance               Yes (10)   Fee                 2007                                 96    Rooms
  50      Acquisition                         Fee                 1920         2005                 4,922      SF
  51      Acquisition                         Fee                 1987         2006               175,460      SF
  52      Acquisition                         Fee                 1991                             83,175      SF
  53       Refinance                          Fee                Various     Various                  830    Units
53.01                                         Fee                 2003         2004                   321    Units
53.02                                         Fee                 2007                                261    Units
53.03                                         Fee                 2004                                248    Units
  54       Refinance                Yes (8)   Fee                 2001                                162    Rooms
  55      Acquisition                         Fee                 1981                            471,744      SF
  56       Refinance                          Fee                 2005                                110    Rooms
  57       Refinance                          Fee                 2006                                109    Rooms
  58      Acquisition                         Fee                Various                          117,827      SF
58.01                                         Fee                 1998                             42,992      SF
58.02                                         Fee                 2000                             42,995      SF
58.03                                         Fee                 1998                             31,840      SF
  59       Refinance                          Fee                Various     Various         Various        Various
59.01                                         Fee                 1999         2003                   143    Units
59.02                                         Fee                 2001                                103    Units
59.03                                         Fee                 1997                                 55    Units
59.04                                         Fee                 2001                             34,150      SF
  60       Refinance                          Fee                 1910         1988                30,300      SF
  61       Refinance                Yes (5)   Leasehold           1989         2006                33,639      SF
  62       Refinance                          Fee                 1928         2004                48,340      SF
  63       Refinance                          Fee                 1984         2006                80,140      SF
  64       Refinance                          Fee                 2006                             52,259      SF
  65      Acquisition                         Fee                Various     Various               37,303      SF
65.01                                         Fee                 1910         2002                 9,078      SF
65.02                                         Fee                 1920         2002                 8,275      SF
65.03                                         Fee                 1925         2007                 6,200      SF
65.04                                         Fee                 1931         2002                 4,950      SF
65.05                                         Fee                 1910         2002                 2,610      SF
65.06                                         Fee                 1910         2002                 3,350      SF
65.07                                         Fee                 1910         2002                 2,840      SF
  66      Acquisition               Yes (9)   Leasehold           1980                            217,214      SF
  67      Acquisition                         Fee                 2000                                136    Units
  68      Acquisition                         Fee                Various                          176,628      SF
68.01                                         Fee                 1974                            113,052      SF
68.02                                         Fee                 1983                             63,576      SF
  69      Acquisition                         Fee                 2001         2007               114,655      SF
  70       Refinance                          Fee                 1973         2002               169,893      SF
  71       Refinance                          Fee                 2003                             56,737      SF
          Acquisition     Yes                 Fee                Various                           62,518      SF
  72      Acquisition     Yes      Yes (15)   Fee                 1994                             39,613      SF
  73      Acquisition     Yes      Yes (15)   Fee                 1999                             22,905      SF
  74       Refinance                          Fee                 1975         2002                63,611      SF
  75       Refinance                          Fee                 1999         2003                   128    Units
  76       Refinance                          Fee/Leasehold       2000                             76,226      SF
  77       Refinance                          Fee                 2004         2007               203,097      SF
  78      Acquisition                         Fee                 1999         2000                92,640      SF
  79       Refinance                          Fee                 1930         2007                17,288      SF
  80       Refinance                          Fee                 1926         2005               225,068      SF
  81       Refinance                          Fee                 1969         1992                   100    Units
  82       Refinance                          Fee                 2002                             20,754      SF
  83       Refinance                          Fee                 2006                                144    Units
  84      Acquisition                         Fee                 1975         2004                82,551      SF
  85      Acquisition              Yes (11)   Fee                 1998         2000                41,908      SF
  86      Acquisition                         Fee                 1998                            120,810      SF
  87      Acquisition                         Fee                 1983                                317     Pads
  88       Refinance                          Fee                 1994         2006                53,799      SF
  89       Refinance                          Fee                Various     Various               40,047      SF
89.01                                         Fee                 1975         2001                19,465      SF
89.02                                         Fee                 1997                             10,000      SF
89.03                                         Fee                 2000                              5,330      SF
89.04                                         Fee                 1958         1990                 5,252      SF
  90      Acquisition                         Fee                 2006                             31,363      SF
  91      Acquisition              Yes (11)   Fee                 1960                            171,378      SF
  92       Refinance                          Fee                 2003                                 91    Rooms
  93       Refinance                          Fee                 2002                            100,789      SF
  94       Refinance                          Fee                 1989                             20,150      SF
  95      Acquisition                         Fee                 2007                             89,000      SF
  96       Refinance                          Fee                 1986         2007                98,084      SF
  97      Acquisition               Yes (9)   Fee                 2005                            255,890      SF
  98      Acquisition                         Fee                 1954         1996                60,000      SF
  99       Refinance                          Fee                 1998         2006               126,210      SF
 100       Refinance                Yes (7)   Fee                 1960                             61,915      SF
 101       Refinance                          Fee                 2001                             24,227      SF
 102       Refinance                          Fee                 2007                             14,000      SF
 103       Refinance                          Fee                 1964         2007                    61    Units
 104      Acquisition                         Fee                 2000                             75,723      SF
 105      Acquisition                         Fee                 1995                             45,439      SF
 106       Refinance                Yes (8)   Fee                 1998                                 97    Rooms
 107       Refinance                          Fee                 1974         2000                   246    Units
 108       Refinance                          Fee                 2006                                 34    Units
 109      Acquisition                         Fee/Leasehold       1960         2000                57,454      SF
 110      Acquisition                         Fee                 2004         2005               106,350      SF
 111       Refinance               Yes (12)   Fee                 2004                             47,484      SF
 112       Refinance                          Fee                 2007                             14,763      SF
 113       Refinance                          Leasehold           1973         2006                82,824      SF
 114       Refinance                Yes (7)   Fee                 1938                             43,104      SF
 115       Refinance               Yes (12)   Fee                 2006                             47,815      SF
 116       Refinance                          Fee                 2007                             21,000      SF
 117      Acquisition                         Fee                 2007                             18,680      SF
 118       Refinance               Yes (18)   Fee                 1985                            124,750      SF
 119       Refinance                          Fee                 1986                                152    Units
 120       Refinance                          Fee                 2005                             67,247      SF
 121       Refinance                          Fee                 1927         1986                38,227      SF
 122      Acquisition                         Leasehold           1966         1982                48,785      SF
 123       Refinance                          Fee                 1991         2002                45,072      SF
 124       Refinance                          Fee                 2006                             30,315      SF
 125      Acquisition              Yes (14)   Fee                 2003                             88,500      SF
 126       Refinance                Yes (7)   Fee                 1940                             62,475      SF
 127      Acquisition              Yes (17)   Fee                 1974         2005                74,372      SF
 128      Acquisition                         Fee                 2000                             29,639      SF
 129       Refinance               Yes (10)   Fee                 1999         2006                    59    Rooms
 130       Refinance                          Fee                 1993         2007                34,963      SF
 131       Refinance                Yes (7)   Fee                 1940                             35,172      SF
 132      Acquisition                         Fee                 2006                             32,810      SF
 133       Refinance                          Fee                 2006                             15,735      SF
 134      Acquisition              Yes (14)   Fee                 1981         1984                35,212      SF
 135      Acquisition                         Fee                 1985         2003                43,036      SF
 136       Refinance                          Fee                 2000                             69,500      SF
 137      Acquisition              Yes (13)   Fee                 2001                             83,985      SF
 138       Refinance                          Fee                 1969         1989                70,356      SF
 139       Refinance                          Fee                Various                          247,489      SF
139.01                                        Fee                 1985                             34,500      SF
139.02                                        Fee                 1984                             48,420      SF
139.03                                        Fee                 1985                             25,800      SF
139.04                                        Fee                 1973                             58,480      SF
139.05                                        Fee                 1984                             31,200      SF
139.06                                        Fee                 1986                             49,089      SF
 140       Refinance                          Fee                 2005                             20,825      SF
 141      Acquisition              Yes (13)   Fee                 2001                             82,368      SF
 142       Refinance                          Fee                 1983         2006                30,226      SF
 143      Acquisition                         Fee                 1950         1996                   113     Pads
 144      Acquisition                         Fee                 1983         2005                28,320      SF
 145       Refinance                          Fee                 1984         2001                82,421      SF
 146       Refinance                          Fee                 1971         1995                   210    Units
 147       Refinance                          Fee                 1969         1992                   200    Units
 148      Acquisition               Yes (3)   Fee                 1955         1988                51,800      SF
 149       Refinance                          Fee                 2006                             14,259      SF
 150       Refinance                          Fee                 1986         2007                26,731      SF
 151      Acquisition                         Fee                 2006                             25,283      SF
 152      Acquisition                         Fee                 2006                             13,395      SF
 153       Refinance                          Fee                 1981         2005                30,500      SF
 154       Refinance                          Fee                 1953         2004                 3,076      SF
 155      Acquisition                         Fee                 1999                             17,900      SF
 156       Refinance                          Fee                 1968         2005                91,278      SF
 157      Acquisition                         Fee                 1959         1992                20,305      SF
 158       Refinance               Yes (16)   Fee                 1969         2002                   148     Pads
 159       Refinance               Yes (16)   Fee                 1979         1996                   108     Pads
 160      Acquisition                         Fee                 1969                             38,538      SF
 161      Acquisition                         Fee                 1955         1975                16,450      SF
 162       Refinance               Yes (19)   Fee                 1962                                 66    Units
 163      Acquisition                         Fee                 1982                             42,630      SF
 164       Refinance                          Fee                 2004                             20,375      SF
 165       Refinance                          Fee                 1972         2006                   100    Units
 166       Refinance                          Fee                 2006                             19,530      SF
 167      Acquisition              Yes (17)   Fee                 1997                             44,940      SF
 168      Acquisition                         Fee                 1999                             14,725      SF
 169      Acquisition                         Fee                 2007                             18,427      SF
 170       Refinance                          Fee                 1965                                148     Pads
 171      Acquisition                         Fee                 1996         2001                65,065      SF
 172      Acquisition                         Fee                 1998                             62,900      SF
 173       Refinance                          Fee                 1988                             81,239      SF
 174       Refinance                          Fee                 1979         2007               100,099      SF
 175       Refinance                          Fee                 2003                             64,441      SF
 176       Refinance                          Fee                Various       2007                48,420      SF
176.01                                        Fee                 1997         2007                18,000      SF
176.02                                        Fee                 1985         2007                16,000      SF
176.03                                        Fee                 2004         2007                14,420      SF
 177       Refinance                          Fee                 1995                                 63    Rooms
 178       Refinance                          Fee                 2005                              7,367      SF
 179       Refinance                Yes (1)   Fee                 1923         2005                21,011      SF
 180       Refinance                          Fee                 1988                             36,557      SF
 181      Acquisition              Yes (20)   Fee                 2006                             12,712      SF
 182       Refinance                          Fee                 2005                             20,362      SF
 183       Refinance                          Fee                 1995                                110    Rooms
 184      Acquisition                         Fee                 2001                             58,779      SF
 185       Refinance                          Fee                 2006                             17,250      SF
 186       Refinance               Yes (18)   Fee                 1983                             65,575      SF
 187      Acquisition                         Fee                 1960         1994                49,758      SF
 188      Acquisition                         Fee                 1999         2007                15,124      SF
 189       Refinance                          Fee                 1923         1987                 9,266      SF
 190       Refinance                          Fee                 1999         2006                66,150      SF
 191      Acquisition                         Fee                 1982         2006                21,980      SF
 192       Refinance                Yes (6)   Fee                 2000         2006                13,122      SF
 193      Acquisition                         Fee                 1984         2000                55,160      SF
 194      Acquisition                         Fee                 1999                             14,000      SF
 195       Refinance                          Fee                 1996                             13,727      SF
 196      Acquisition              Yes (13)   Fee                 2000                             38,350      SF
 197      Acquisition                         Fee                 1977         1993                46,360      SF
 198       Refinance                          Fee                 1980         2004                28,691      SF
 199       Refinance                          Fee                 1983                             18,538      SF
 200       Refinance                          Fee                 1988         2000                23,830      SF
 201      Acquisition              Yes (20)   Fee                 1990         2005               104,475      SF
 202       Refinance                          Fee                 2002         2007                65,829      SF
 203       Refinance                          Fee                 1972                             46,116      SF
 204      Acquisition                         Fee                 2005                              6,377      SF
 205      Acquisition                         Fee                 1999                             16,980      SF
 206       Refinance                          Fee                 1980         2005                12,629      SF
 207      Acquisition                         Fee                 2001                             14,700      SF
 208       Refinance                          Fee                 2007                             11,760      SF
 209       Refinance                Yes (1)   Fee                 1962         2000                14,740      SF
 210       Refinance                          Fee                 1985         1996                55,914      SF
 211      Acquisition                         Fee                 2007                              8,400      SF
 212      Acquisition                         Fee                 1980         2005                12,153      SF
 213       Refinance                          Fee                 1997                              7,940      SF
 214      Acquisition                         Fee                 2005                             10,500      SF
 215      Acquisition                         Fee                 1930         2001                    30    Units
 216       Refinance               Yes (19)   Fee                 1965         2006                    46    Units
 217       Refinance                          Fee                 2006                             18,000      SF
 218       Refinance                          Fee                 1977         1997                90,130      SF
 219      Acquisition                         Fee                 2004                              8,400      SF
 220      Acquisition                         Fee                 2006                             14,820      SF
 221       Refinance                          Fee                 2006                              9,900      SF
 222       Refinance                          Fee                 1977                             15,475      SF
 223       Refinance               Yes (21)   Fee                 1996                             74,786      SF
 224       Refinance                          Fee                 1977                             27,998      SF
 225      Acquisition                         Fee                 1988                              7,865      SF
 226       Refinance                          Fee                 2005         2006                27,500      SF
 227       Refinance                          Fee                 1990         2002                21,362      SF
 228       Refinance                          Fee                 1992         2006                 8,640      SF
 229       Refinance                          Fee                 1975         1994                39,766      SF
 230       Refinance                          Fee                 1920         1980                    23    Units
 231       Refinance                          Fee                 2006                              4,570      SF
 232       Refinance                          Fee                 1937         1990                   124    Units
 233       Refinance                          Fee                 1987                             70,360      SF
 234       Refinance               Yes (16)   Fee                 1967         1993                   150     Pads
 235      Acquisition                         Fee                 1930                             12,100      SF
 236       Refinance                          Fee                 1957                              8,700      SF
 237       Refinance                          Fee                 1982                              8,545      SF
 238       Refinance                          Fee                 1983                                 88    Units
 239       Refinance               Yes (21)   Fee                 1993                             19,992      SF
 240       Refinance                          Fee                 2006                              6,300      SF
 241       Refinance                          Fee                 1988                             14,738      SF
 242       Refinance                          Fee                 1988                                 21    Units
 243       Refinance                          Fee                 1986                              6,900      SF
 244       Refinance                          Fee                 2004                             13,500      SF
 245       Refinance                          Fee                 1991                             14,822      SF
 246       Refinance                          Fee                 1985                             79,788      SF

                                   OCCUPANCY         APPRAISED         APPRAISAL                 SINGLE
LOAN #   OCCUPANCY %(18,20,24,27)     DATE       VALUE ($)(5,6,7,11)     DATE         PML %      TENANT
--------------------------------------------------------------------------------------------------------

  1               82.57              4/30/2007       1,975,955,000        Various    Various
1.001             97.53              4/30/2007          50,800,000       6/5/2007
1.002             85.71              4/30/2007          36,420,000       6/3/2007
1.003             92.52              4/30/2007          34,000,000       6/5/2007
1.004             90.39              4/30/2007          30,020,000       6/4/2007
1.005             98.36              4/30/2007          28,760,000       6/3/2007
1.006             79.76              4/30/2007          27,900,000       6/7/2007
1.007             99.47              4/30/2007          26,780,000       6/7/2007       15
1.008             91.15              4/30/2007          24,590,000       6/7/2007
1.009             83.51              4/30/2007          24,170,000       6/6/2007
1.010             95.58              4/30/2007          22,810,000       6/5/2007
1.011             97.77              4/30/2007          21,810,000       6/3/2007
1.012             99.07              4/30/2007          20,910,000       6/7/2007       15
1.013             85.40              4/30/2007          20,570,000       6/5/2007
1.014             90.06              4/30/2007          20,110,000       6/4/2007
1.015             91.75              4/30/2007          19,830,000       6/7/2007
1.016             78.24              4/30/2007          18,450,000      5/31/2007
1.017             99.63              4/30/2007          17,020,000       6/8/2007       9
1.018             81.97              4/30/2007          16,000,000      5/30/2007
1.019             57.44              4/30/2007          15,610,000      5/29/2007
1.020             98.61              4/30/2007          14,970,000       6/6/2007
1.021             97.59              4/30/2007          15,410,000       6/8/2007       8
1.022             88.99              4/30/2007          15,270,000       6/6/2007
1.023             97.77              4/30/2007          14,600,000      5/31/2007
1.024             99.22              4/30/2007          14,550,000      6/14/2007
1.025             70.60              4/30/2007          14,480,000       6/6/2007
1.026             89.41              4/30/2007          14,150,000       6/5/2007
1.027             97.12              4/30/2007          13,780,000       6/7/2007
1.028             82.46              4/30/2007          13,200,000       6/6/2007
1.029             98.33              4/30/2007          13,100,000       6/1/2007
1.030             96.58              4/30/2007          12,880,000      5/31/2007
1.031             99.53              4/30/2007          12,610,000       6/8/2007       10
1.032             74.62              4/30/2007          12,450,000       6/6/2007
1.033             72.68              4/30/2007          12,410,000      6/19/2007
1.034             85.55              4/30/2007          12,200,000       6/5/2007
1.035             78.96              4/30/2007          11,890,000       6/6/2007
1.036             94.04              4/30/2007          11,780,000       6/3/2007
1.037             81.64              4/30/2007          11,310,000      6/16/2007
1.038             91.39              4/30/2007          11,720,000       6/5/2007
1.039             96.17              4/30/2007          11,690,000       6/7/2007       10
1.040             71.79              4/30/2007          11,460,000      5/31/2007
1.041             71.94              4/30/2007          11,450,000       6/4/2007
1.042             95.92              4/30/2007          11,330,000       6/4/2007
1.043             87.35              4/30/2007          11,380,000       6/8/2007
1.044             74.13              4/30/2007          11,320,000       6/4/2007
1.045             69.44              4/30/2007          10,650,000       6/4/2007
1.046             98.50              4/30/2007          11,100,000       6/7/2007       8
1.047             93.85              4/30/2007          10,840,000       6/1/2007
1.048             73.03              4/30/2007          10,770,000       6/6/2007
1.049             92.81              4/30/2007          10,620,000       6/6/2007
1.050             72.22              4/30/2007          10,600,000       6/1/2007
1.051             95.19              4/30/2007          10,400,000       6/7/2007       6
1.052             98.52              4/30/2007          10,300,000      5/30/2007
1.053             84.09              4/30/2007          10,300,000      5/30/2007
1.054             73.80              4/30/2007          10,250,000       6/6/2007
1.055            100.00              4/30/2007          10,250,000      6/12/2007
1.056             99.12              4/30/2007          10,180,000      5/31/2007
1.057             77.22              4/30/2007           9,990,000       6/7/2007       10
1.058             78.18              4/30/2007           9,950,000       6/7/2007
1.059             51.64              4/30/2007           9,890,000       6/6/2007
1.060             97.66              4/30/2007           9,360,000       6/3/2007
1.061             81.86              4/30/2007           9,600,000      6/19/2007
1.062             92.04              4/30/2007           9,600,000       6/1/2007
1.063             88.24              4/30/2007           9,590,000       6/8/2007       7
1.064            100.00              4/30/2007           9,580,000      5/31/2007
1.065             91.50              4/30/2007           9,540,000       6/7/2007
1.066             90.97              4/30/2007           9,540,000       6/8/2007
1.067             94.36              4/30/2007           9,500,000       6/7/2007       7
1.068             96.17              4/30/2007           9,420,000      5/31/2007
1.069             93.53              4/30/2007           9,410,000       6/4/2007
1.070             92.14              4/30/2007           9,390,000       6/7/2007
1.071             96.92              4/30/2007           9,380,000       6/6/2007
1.072             97.56              4/30/2007           9,360,000       6/4/2007
1.073             92.47              4/30/2007           9,300,000       6/7/2007       9
1.074             73.23              4/30/2007           9,280,000       6/1/2007
1.075             82.78              4/30/2007           9,260,000       6/4/2007
1.076             92.94              4/30/2007           9,130,000       6/7/2007       10
1.077             95.19              4/30/2007           8,950,000       6/6/2007
1.078             93.10              4/30/2007           8,900,000       6/6/2007
1.079             90.55              4/30/2007           8,900,000      5/31/2007
1.080             90.00              4/30/2007           8,880,000      5/31/2007
1.081             83.62              4/30/2007           8,730,000       6/7/2007
1.082             77.65              4/30/2007           9,030,000      6/16/2007
1.083             83.23              4/30/2007           8,670,000       6/4/2007
1.084             80.75              4/30/2007           8,620,000      5/31/2007
1.085             96.64              4/30/2007           8,210,000       6/7/2007
1.086             93.47              4/30/2007           8,400,000       6/4/2007
1.087             87.27              4/30/2007           8,310,000      6/16/2007
1.088             80.08              4/30/2007           8,300,000       6/7/2007
1.089             91.63              4/30/2007           8,240,000       6/1/2007
1.090             87.00              4/30/2007           8,090,000      5/31/2007
1.091             82.06              4/30/2007           8,080,000       6/6/2007
1.092            100.00              4/30/2007           8,080,000       6/1/2007
1.093             92.67              4/30/2007           7,920,000       6/7/2007       9
1.094             94.41              4/30/2007           7,825,000       6/6/2007
1.095             73.50              4/30/2007           7,815,000       6/7/2007
1.096             84.11              4/30/2007           7,760,000       6/6/2007
1.097             98.91              4/30/2007           7,700,000      5/29/2007
1.098             82.87              4/30/2007           7,590,000       6/6/2007
1.099             89.29              4/30/2007           7,570,000       6/7/2007
1.100             99.40              4/30/2007           7,560,000      6/14/2007
1.101             93.10              4/30/2007           7,580,000       6/6/2007
1.102             82.59              4/30/2007           7,315,000       6/6/2007
1.103             96.67              4/30/2007           7,180,000       6/4/2007
1.104             95.73              4/30/2007           7,120,000       6/4/2007
1.105             97.25              4/30/2007           7,060,000       6/1/2007
1.106             79.46              4/30/2007           7,060,000       6/8/2007
1.107             53.46              4/30/2007           8,140,000       6/8/2007
1.108             54.33              4/30/2007           6,950,000       6/8/2007
1.109             86.03              4/30/2007           6,910,000       6/6/2007
1.110             85.20              4/30/2007           6,900,000      5/31/2007
1.111             55.56              4/30/2007           6,890,000       6/7/2007
1.112             81.77              4/30/2007           6,830,000       6/4/2007
1.113             86.11              4/30/2007           6,820,000       6/8/2007       11
1.114             98.54              4/30/2007           6,780,000       6/4/2007
1.115             77.61              4/30/2007           6,750,000       6/6/2007
1.116             94.44              4/30/2007           6,720,000      6/13/2007
1.117             82.57              4/30/2007           6,640,000      5/31/2007
1.118             65.14              4/30/2007           7,000,000       6/7/2007
1.119             85.00              4/30/2007           6,540,000       6/7/2007
1.120            100.00              4/30/2007           6,440,000       6/3/2007
1.121             70.63              4/30/2007           6,430,000       6/6/2007
1.122             92.04              4/30/2007           6,360,000       6/6/2007
1.123             52.32              4/30/2007           6,360,000       6/7/2007
1.124             71.91              4/30/2007           6,310,000       6/7/2007
1.125             90.06              4/30/2007           6,260,000       6/6/2007
1.126             85.71              4/30/2007           7,620,000       6/4/2007
1.127             87.19              4/30/2007           6,180,000       6/3/2007
1.128             90.06              4/30/2007           6,310,000       6/7/2007
1.129             80.18              4/30/2007           6,020,000       6/8/2007
1.130             54.23              4/30/2007           6,010,000      6/19/2007
1.131             97.60              4/30/2007           5,950,000       6/8/2007
1.132             90.38              4/30/2007           5,940,000       6/6/2007
1.133             73.58              4/30/2007           5,920,000      5/29/2007
1.134             99.15              4/30/2007           5,880,000       6/3/2007
1.135             94.44              4/30/2007           5,840,000      6/18/2007
1.136             98.55              4/30/2007           5,770,000      6/14/2007
1.137             76.21              4/30/2007           5,710,000       6/7/2007
1.138             70.75              4/30/2007           5,680,000      6/18/2007
1.139             85.00              4/30/2007           5,680,000       6/6/2007
1.140             76.07              4/30/2007           5,640,000       6/6/2007
1.141             90.67              4/30/2007           5,600,000      5/30/2007
1.142             84.92              4/30/2007           5,520,000       6/4/2007
1.143             94.50              4/30/2007           5,470,000      6/14/2007
1.144             84.65              4/30/2007           5,390,000      5/31/2007
1.145             92.14              4/30/2007           5,380,000       6/7/2007
1.146             91.03              4/30/2007           5,200,000       6/3/2007
1.147             62.42              4/30/2007           5,190,000      5/31/2007
1.148             96.55              4/30/2007           5,190,000       6/7/2007
1.149             93.13              4/30/2007           5,170,000       6/6/2007
1.150             92.86              4/30/2007           5,110,000       6/4/2007
1.151             71.63              4/30/2007           5,080,000      5/30/2007
1.152            100.00              4/30/2007           5,050,000      5/31/2007
1.153             87.72              4/30/2007           5,000,000      5/31/2007
1.154             99.23              4/30/2007           4,960,000       6/1/2007
1.155             62.25              4/30/2007           4,480,000       6/7/2007
1.156             68.31              4/30/2007           4,880,000      6/18/2007
1.157             45.35              4/30/2007           4,850,000      5/30/2007
1.158             83.98              4/30/2007           4,730,000       6/7/2007
1.159             95.77              4/30/2007           4,720,000       6/6/2007
1.160             87.10              4/30/2007           4,710,000       6/6/2007
1.161             93.13              4/30/2007           4,700,000       6/1/2007
1.162             97.46              4/30/2007           4,660,000      5/29/2007
1.163             86.53              4/30/2007           4,600,000       6/6/2007
1.164             93.51              4/30/2007           4,590,000      5/29/2007
1.165             86.62              4/30/2007           4,560,000      6/19/2007
1.166             68.06              4/30/2007           4,530,000       6/6/2007
1.167             77.68              4/30/2007           4,480,000       6/6/2007
1.168             97.81              4/30/2007           4,480,000       6/7/2007       11
1.169             66.09              4/30/2007           4,450,000       6/6/2007
1.170            100.00              4/30/2007           4,520,000      5/29/2007
1.171             88.14              4/30/2007           4,400,000       6/6/2007
1.172             90.14              4/30/2007           4,340,000      6/19/2007
1.173             95.00              4/30/2007           4,300,000       6/6/2007
1.174             87.60              4/30/2007           4,290,000       6/7/2007
1.175             91.50              4/30/2007           4,070,000      5/31/2007
1.176             84.10              4/30/2007           4,060,000      6/18/2007
1.177             63.87              4/30/2007           4,600,000       6/6/2007
1.178             98.74              4/30/2007           3,990,000      5/31/2007
1.179             94.53              4/30/2007           3,930,000      5/31/2007
1.180             69.58              4/30/2007           3,920,000      5/30/2007
1.181             96.60              4/30/2007           3,890,000      5/31/2007
1.182             41.75              4/30/2007           3,830,000      5/31/2007
1.183             95.19              4/30/2007           3,820,000      6/13/2007
1.184             72.41              4/30/2007           3,810,000       6/4/2007
1.185             96.08              4/30/2007           3,700,000       6/1/2007
1.186             88.73              4/30/2007           3,600,000      6/12/2007
1.187             77.86              4/30/2007           3,560,000       6/6/2007
1.188             80.35              4/30/2007           3,540,000      6/19/2007
1.189             54.84              4/30/2007           3,530,000       6/6/2007
1.190             95.54              4/30/2007           3,500,000      5/31/2007
1.191             75.61              4/30/2007           3,500,000       6/6/2007
1.192             81.77              4/30/2007           3,475,000       6/4/2007
1.193             66.50              4/30/2007           3,460,000       6/1/2007
1.194             92.47              4/30/2007           3,430,000       6/1/2007
1.195             55.51              4/30/2007           3,380,000      5/30/2007
1.196             83.08              4/30/2007           3,370,000      5/30/2007
1.197             65.52              4/30/2007           4,130,000       6/7/2007
1.198             74.06              4/30/2007           3,350,000      5/31/2007
1.199            100.00              4/30/2007           3,230,000       6/1/2007
1.200             96.19              4/30/2007           3,340,000      5/31/2007
1.201             54.43              4/30/2007           3,220,000      6/18/2007
1.202             90.63              4/30/2007           3,130,000       6/7/2007
1.203             84.55              4/30/2007           3,090,000      6/18/2007
1.204             72.25              4/30/2007           3,070,000       6/4/2007
1.205             80.86              4/30/2007           3,050,000      6/18/2007
1.206             75.16              4/30/2007           3,050,000       6/5/2007
1.207             98.67              4/30/2007           3,000,000       6/6/2007
1.208            100.00              4/30/2007           2,980,000       6/1/2007
1.209             80.36              4/30/2007           2,970,000       6/4/2007
1.210             83.33              4/30/2007           2,920,000      5/31/2007
1.211             94.12              4/30/2007           2,890,000       6/7/2007
1.212             95.45              4/30/2007           2,870,000      6/18/2007
1.213             81.32              4/30/2007           2,800,000       6/6/2007
1.214             80.58              4/30/2007           2,770,000       6/6/2007
1.215             83.57              4/30/2007           3,640,000       6/1/2007
1.216             87.36              4/30/2007           2,570,000      5/31/2007
1.217             78.95              4/30/2007           2,530,000       6/6/2007
1.218             98.39              4/30/2007           2,510,000       6/4/2007
1.219             68.12              4/30/2007           3,270,000       6/7/2007
1.220             64.33              4/30/2007           2,450,000       6/8/2007
1.221             75.45              4/30/2007           2,370,000      5/31/2007
1.222             65.00              4/30/2007           2,350,000      5/30/2007
1.223             88.52              4/30/2007           2,340,000       6/8/2007       11
1.224             86.26              4/30/2007           2,300,000      6/13/2007
1.225             83.50              4/30/2007           2,280,000       7/7/2007
1.226             97.50              4/30/2007           2,170,000       6/8/2007       8
1.227             98.39              4/30/2007           2,160,000      5/29/2007
1.228             97.14              4/30/2007           2,110,000      5/31/2007
1.229             98.36              4/30/2007           2,080,000      5/29/2007
1.230             71.20              4/30/2007           2,060,000      6/18/2007
1.231             91.04              4/30/2007           2,010,000      5/31/2007
1.232             95.92              4/30/2007           1,910,000      6/13/2007
1.233             96.30              4/30/2007           1,890,000       6/3/2007
1.234             87.34              4/30/2007           1,840,000      5/31/2007
1.235            100.00              4/30/2007           1,840,000      6/13/2007
1.236             75.34              4/30/2007           1,820,000       6/8/2007
1.237             55.48              4/30/2007           1,800,000      5/30/2007
1.238             67.59              4/30/2007           1,740,000      6/18/2007
1.239             97.26              4/30/2007           1,740,000       6/4/2007
1.240             68.97              4/30/2007           1,970,000       6/7/2007
1.241             94.37              4/30/2007           1,720,000      5/31/2007
1.242             82.00              4/30/2007           1,710,000       6/4/2007
1.243             66.99              4/30/2007           1,680,000      5/30/2007
1.244             76.19              4/30/2007           1,670,000      5/31/2007
1.245             65.74              4/30/2007           1,770,000       6/7/2007
1.246             56.00              4/30/2007           1,660,000      6/18/2007
1.247             90.59              4/30/2007           1,770,000      5/31/2007
1.248             90.00              4/30/2007           1,660,000      6/13/2007
1.249             78.95              4/30/2007           1,980,000       6/7/2007
1.250             60.15              4/30/2007           1,600,000      5/30/2007
1.251             60.47              4/30/2007           2,120,000       6/7/2007
1.252             63.91              4/30/2007           1,690,000      5/29/2007
1.253             72.82              4/30/2007           1,630,000      5/30/2007
1.254             92.31              4/30/2007           1,500,000      6/13/2007
1.255             95.56              4/30/2007           1,460,000       6/6/2007
1.256             66.18              4/30/2007           1,660,000       6/7/2007
1.257             89.09              4/30/2007           1,340,000       6/6/2007
1.258             65.14              4/30/2007           1,310,000      5/31/2007
1.259             70.83              4/30/2007           1,260,000      5/31/2007
1.260             77.65              4/30/2007           1,090,000      5/31/2007
1.261             93.18              4/30/2007           1,070,000      6/14/2007
1.262             58.23              4/30/2007           1,120,000       6/7/2007
1.263             65.66              4/30/2007             960,000      5/31/2007
1.264             60.91              4/30/2007           1,040,000      5/30/2007
1.265             80.43              4/30/2007             890,000       6/4/2007
1.266             68.33              4/30/2007             840,000      6/19/2007
1.267             54.10              4/30/2007             670,000      6/19/2007
1.268             78.38              4/30/2007             530,000      5/31/2007
1.269            100.00              4/30/2007             490,000      6/13/2007
1.270             48.08              4/30/2007             480,000      5/30/2007
1.271             88.46              4/30/2007             465,000       6/4/2007
1.272             94.12              4/30/2007             460,000      5/29/2007
1.273             29.21              4/30/2007             410,000      5/31/2007
1.274             31.43              4/30/2007             190,000      5/30/2007
  2               75.79              5/31/2007         176,800,000        Various    Various
 2.01             79.32              5/31/2007          48,000,000      6/13/2007       5
 2.02             78.45              5/31/2007          25,400,000      6/15/2007       4
 2.03             81.01              5/31/2007          24,400,000      6/15/2007       3
 2.04             71.01              5/31/2007          30,700,000      6/12/2007       7
 2.05             71.46              5/31/2007          24,800,000      6/14/2007       12
 2.06             71.56              5/31/2007          23,500,000      6/13/2007       17
  3               96.87              6/11/2007         132,000,000       6/5/2007       6
  4               98.30               9/5/2007          90,000,000      8/15/2007       17
  5               84.46             10/15/2007          79,500,000      8/14/2007       16
  6               94.00              7/31/2007          69,660,000      6/14/2007
 6.01             98.00              7/31/2007          21,600,000      6/14/2007
 6.02             91.01              7/31/2007          18,900,000      6/14/2007
 6.03             90.53              7/31/2007          11,000,000      6/14/2007
 6.04             85.10              7/31/2007           8,650,000      6/14/2007
 6.05             92.50              7/31/2007           4,790,000      6/14/2007
 6.06            100.00              7/31/2007           4,720,000      6/14/2007
  7               86.78              6/30/2007          91,700,000        Various
 7.01            100.00              6/30/2007          38,000,000      7/17/2007                 Yes
 7.02             72.08              6/30/2007          23,600,000       7/2/2007
 7.03             62.84              6/30/2007          18,300,000      7/17/2007
 7.04            100.00              6/30/2007          11,800,000      7/16/2007
  8               75.10              8/31/2007          76,200,000       5/1/2007
  9               95.06               9/1/2007          66,500,000      8/10/2007       17
  10              96.80               6/6/2007          56,500,000       3/9/2007
  11              85.50              6/29/2007          52,000,000      3/10/2007
  12             100.00              4/17/2007          60,000,000      4/27/2007
  13              84.39               9/1/2007          53,260,000        Various
13.01             93.00               9/1/2007          11,100,000      6/28/2007
13.02             92.00               9/1/2007          10,600,000      6/27/2007
13.03             77.00               9/1/2007           9,900,000      7/13/2007
13.04             82.00               9/1/2007          11,440,000      7/13/2007
13.05            100.00               9/1/2007           3,620,000       7/5/2007
13.06             81.00               9/1/2007           4,370,000       7/5/2007
13.07             57.00               9/1/2007           2,230,000       7/5/2007
  14             100.00             10/12/2007          56,200,000       8/1/2007
  15              80.00              7/31/2007          57,000,000       8/2/2007
  16              84.80              6/30/2007          45,900,000      8/15/2007
  17              88.90              6/30/2007          35,000,000      8/17/2007
  18              93.27             10/15/2007          34,500,000      12/1/2007
  19              90.00              9/30/2007          35,400,000      6/13/2007
  20              76.00              11/1/2007          37,500,000       8/1/2009       13
  21             100.00               5/2/2007          33,900,000      4/29/2007                 Yes
  22             100.00               7/1/2007          37,800,000       6/1/2007
  23              84.40              9/27/2007          30,000,000      12/5/2006
  24              97.00               7/1/2007          30,500,000      6/25/2007       10
  25              92.36              9/28/2007          38,250,000      9/13/2007
  26             100.00               8/1/2007          28,000,000      8/23/2007       10
  27              79.17              8/20/2007          27,700,000       4/9/2007
  28              95.60              5/31/2007          26,625,000     10/31/2006
  29              91.84               7/1/2007          38,200,000       5/1/2007
  30             100.00              7/31/2007          24,400,000       6/1/2007
  31             100.00              7/18/2007          30,380,000      7/10/2007                 Yes
31.01            100.00              7/18/2007          15,500,000      7/10/2007                 Yes
31.02            100.00              7/18/2007          14,880,000      7/10/2007                 Yes
  32              99.60               6/1/2007          24,500,000       6/1/2007
  33              74.86              10/1/2007          23,200,000      7/31/2007
  34             100.00              11/1/2007          27,000,000      9/28/2007                 Yes
  35             100.00              11/1/2007          21,200,000       4/6/2007                 Yes
  36              88.50               5/1/2007          23,000,000       5/4/2007       16
  37              95.70              8/31/2007          21,100,000      5/31/2007
  38             100.00               8/1/2007          24,400,000      7/15/2007                 Yes
  39              95.31               8/1/2007          19,000,000      7/17/2007
  40              99.30              8/10/2007          18,050,000      4/23/2007
  41              98.70              7/26/2007          16,400,000      6/21/2007       16
  42              87.80              7/13/2007          17,350,000      7/24/2007
  43             100.00              7/25/2007          16,300,000      7/16/2007       13
  44              82.05              7/25/2007          17,010,000       7/6/2007
  45              95.70               5/5/2007          15,800,000      6/22/2007
  46              96.14               8/1/2007          16,000,000      7/13/2007               Various
46.01            100.00               8/1/2007           6,100,000      7/13/2007                 Yes
46.02            100.00               8/1/2007           5,300,000      7/13/2007                 Yes
46.03            100.00               8/1/2007           3,100,000      7/13/2007                 Yes
46.04             57.14               8/1/2007           1,500,000      7/13/2007
  47             100.00              7/31/2007          18,500,000      6/14/2007
  48              84.69              5/31/2007          14,300,000       7/3/2007
  49              56.80             10/13/2007          19,200,000       9/1/2007
  50             100.00              11/1/2007          16,000,000      5/24/2007                 Yes
  51             100.00              7/20/2007          22,000,000      7/26/2007
  52             100.00              9/30/2007          13,300,000      4/16/2007
  53              73.49                Various          15,900,000      6/18/2007
53.01             83.80              8/17/2007           5,500,000      6/18/2007
53.02             48.28              8/16/2007           5,400,000      6/18/2007
53.03             86.69              8/17/2007           5,000,000      6/18/2007
  54              78.50              5/31/2007          16,800,000       6/1/2007
  55             100.00              7/10/2007          13,650,000      6/11/2007       15        Yes
  56              63.50              6/30/2007          14,700,000      9/11/2007
  57              64.00              8/31/2007          14,000,000      6/13/2007
  58              78.99                Various          14,740,000      6/14/2007
58.01             96.72               5/1/2007           6,650,000      6/14/2007
58.02             63.95              8/21/2007           4,570,000      6/14/2007
58.03             75.37              8/21/2007           3,520,000      6/14/2007
  59              89.55                Various          13,000,000      5/29/2007
59.01             95.10               8/1/2007           5,900,000      5/29/2007
59.02             97.10              6/29/2007           4,100,000      5/29/2007
59.03             94.60               8/1/2007           1,950,000      5/29/2007
59.04             89.50              6/29/2007           1,050,000      5/29/2007
  60             100.00               8/7/2007          32,500,000      7/23/2007
  61             100.00               5/5/2007          13,400,000      6/20/2007
  62             100.00              4/19/2007          13,150,000      3/23/2007
  63              73.90               3/1/2007          12,800,000      3/12/2007
  64              87.30               6/8/2007          13,300,000      2/15/2007
  65              94.71               8/1/2007          14,200,000      5/23/2007
65.01            100.00               8/1/2007           3,700,000      5/23/2007
65.02             87.92               8/1/2007           3,600,000      5/23/2007
65.03            100.00               8/1/2007           2,800,000      5/23/2007                 Yes
65.04             80.30               8/1/2007           1,400,000      5/23/2007
65.05            100.00               8/1/2007             950,000      5/23/2007
65.06            100.00               8/1/2007             900,000      5/23/2007
65.07            100.00               8/1/2007             850,000      5/23/2007
  66             100.00              7/31/2007          14,500,000      6/13/2007                 Yes
  67              98.50              8/14/2007          12,100,000      7/20/2007
  68             100.00              6/18/2007          11,575,000       5/2/2007
68.01            100.00              6/18/2007           5,900,000       5/2/2007
68.02            100.00              6/18/2007           5,675,000       5/2/2007
  69             100.00               6/1/2007          11,100,000       4/1/2008                 Yes
  70              96.80               5/1/2007          12,000,000      4/27/2007
  71              84.30              9/28/2007          13,800,000       8/1/2007
                 100.00                Various          16,420,000        Various    Various
  72             100.00              7/31/2007           8,490,000      7/31/2007       7
  73             100.00              7/12/2007           7,930,000      7/30/2007       12
  74              96.00              7/12/2007          14,000,000       8/6/2007       16
  75              98.44              6/30/2007          10,600,000      5/16/2007
  76             100.00               4/7/2007          10,600,000      8/12/2007
  77              94.10              8/10/2007          11,400,000       1/1/2008
  78              93.90              7/23/2007          12,500,000      7/17/2007
  79             100.00              7/24/2007          11,300,000      7/12/2007
  80              87.60               7/1/2007          25,100,000      6/18/2007
  81              97.00              7/30/2007          11,600,000      4/27/2007       17
  82             100.00              6/14/2007          10,800,000      6/29/2007       10        Yes
  83              91.67              8/22/2007          10,300,000       5/8/2007
  84             100.00              4/17/2007          10,300,000      4/16/2007
  85              94.00              7/17/2007          11,200,000      7/20/2007
  86             100.00               7/1/2007          11,700,000      6/26/2007                 Yes
  87              88.64               7/1/2007          11,300,000       7/2/2007       18
  88              82.53               7/1/2007           9,625,000      6/20/2007
  89              93.54                Various          10,920,000      8/15/2007    Various    Various
89.01             86.71              8/20/2007           5,580,000      8/15/2007       16
89.02            100.00              11/1/2007           2,280,000      8/15/2007                 Yes
89.03            100.00              8/16/2007           1,550,000      8/15/2007       12        Yes
89.04            100.00              8/16/2007           1,510,000      8/15/2007       18
  90              95.90             10/22/2007          10,175,000      7/24/2007
  91             100.00              9/30/2007          10,460,000       8/7/2007
  92              68.70              4/30/2007          11,300,000       5/1/2007
  93              96.10              9/30/2007           9,650,000       8/6/2007
  94              86.37               6/1/2007           9,300,000       7/5/2007       15
  95             100.00              11/1/2007          10,650,000      8/10/2007       16        Yes
  96             100.00              1/22/2007           9,200,000      3/15/2007
  97             100.00              11/1/2007          11,900,000      7/19/2007                 Yes
  98             100.00              4/24/2007           8,300,000       4/4/2007                 Yes
  99              75.19               8/3/2007          10,520,000      7/18/2007
 100              85.20              6/30/2007           9,600,000       8/1/2007
 101             100.00               9/1/2007           9,400,000      8/29/2007       16
 102             100.00              10/1/2007           8,100,000       8/5/2007
 103             100.00              9/30/2007           9,190,000      8/20/2007
 104              94.22              6/22/2007           9,900,000      6/26/2007
 105              96.69              7/25/2007           9,200,000      7/25/2007       9
 106              75.20              5/31/2007          13,000,000       6/8/2007
 107              89.80               8/1/2007           7,800,000       4/5/2007
 108              85.29              9/26/2007           8,300,000      4/13/2007
 109             100.00               9/1/2007           8,150,000      8/10/2007       14
 110              94.50              6/18/2007           7,940,000      7/27/2007
 111             100.00              7/26/2007           7,400,000      6/20/2007
 112             100.00              8/21/2007           8,000,000      7/26/2007
 113              93.21               8/1/2007           7,800,000      5/24/2007
 114              92.90              6/30/2007           7,900,000       8/1/2007
 115              93.10              10/1/2007           7,400,000      6/20/2007
 116             100.00              9/30/2007           7,100,000      7/17/2007                 Yes
 117             100.00              5/31/2007           6,350,000       8/1/2007
 118              77.80              2/28/2007          10,870,000      5/30/2007       9
 119              97.36              4/30/2007           6,650,000      3/28/2007
 120             100.00               7/3/2007           6,360,000       7/9/2007
 121             100.00              3/12/2007           7,040,000       8/7/2007
 122              92.40              4/31/2007           7,240,000       6/4/2007       18
 123             100.00               6/1/2007           6,740,000      6/29/2007                 Yes
 124              71.30              5/31/2007           6,150,000     12/10/2007
 125             100.00               6/1/2007           6,200,000      6/21/2007
 126              77.87              6/30/2007           6,400,000       8/1/2007
 127              72.19              6/14/2007           6,760,000      7/23/2007
 128             100.00              5/31/2007           6,360,000      6/27/2007
 129              80.00              6/30/2007           8,100,000      6/11/2007
 130              76.62              4/17/2007           6,700,000       5/3/2007
 131              95.10              6/30/2007           6,600,000       8/1/2007
 132             100.00              7/26/2007           8,200,000      7/27/2007
 133             100.00              8/31/2007           6,350,000      7/30/2007
 134             100.00               8/6/2007           5,630,000       6/7/2007
 135              90.86              5/31/2007           7,650,000      6/23/2007
 136              94.82              6/22/2007           9,170,000      6/26/2007       10
 137              98.20              7/20/2007           5,730,000      5/25/2007       10
 138              95.50               7/1/2007           7,240,000       5/7/2007       17
 139              93.00                Various           6,160,000       6/5/2007
139.01            99.93              5/31/2007           1,400,000       6/5/2007
139.02            87.90              5/31/2007           1,390,000       6/5/2007
139.03            97.87              5/31/2007             970,000       6/5/2007
139.04            95.17              5/31/2007             910,000       6/5/2007
139.05            91.91              5/31/2007             840,000       6/5/2007
139.06            88.74               6/2/2007             650,000       6/5/2007
 140              93.28              9/25/2007           5,180,000      5/29/2007
 141              89.90              9/30/2007           5,160,000      5/25/2007       10
 142              98.25             10/12/2007           5,500,000      8/14/2007
 143              93.80              5/31/2007           5,020,000       5/2/2007
 144             100.00              5/21/2007           5,300,000       7/7/2007
 145              83.80             10/12/2007           5,250,000      6/13/2007
 146             100.00              6/30/2007          10,610,000     10/13/2007
 147              79.20              5/31/2007          19,100,000      10/5/2007
 148              83.36              6/19/2007           4,950,000      5/10/2007
 149             100.00              11/1/2007           5,600,000      7/13/2007                 Yes
 150             100.00               7/6/2007           4,870,000       3/9/2007       15
 151             100.00              7/25/2007           4,850,000       7/2/2007
 152             100.00               8/7/2007           5,000,000      7/13/2007
 153             100.00              4/30/2007           5,045,000      4/18/2007
 154             100.00               2/1/2007           5,650,000       1/3/2007       18        Yes
 155             100.00              7/30/2007           5,200,000      7/27/2007
 156              99.67               8/6/2007          12,800,000      7/25/2007
 157             100.00              5/14/2007           4,590,000      5/14/2007
 158              65.54               5/1/2007           5,450,000      4/30/2007
 159              48.10               4/1/2007           5,060,000      4/30/2007
 160              94.40               8/1/2007           4,650,000       4/1/2008
 161              76.15               6/1/2006           4,825,000      3/22/2007       5
 162              95.45              10/3/2007           4,880,000      4/12/2007
 163              75.10              6/30/2007           5,500,000      8/15/2007
 164             100.00              5/29/2007           4,600,000       6/4/2007
 165              96.00              3/15/2007           4,100,000      3/12/2007
 166              86.60              7/31/2007           3,880,000      7/30/2007
 167              88.10              5/16/2007           4,780,000      7/23/2007
 168             100.00              11/1/2007           4,000,000      4/12/2007                 Yes
 169             100.00              11/1/2007           4,800,000      8/12/2007       6         Yes
 170             100.00              4/30/2007           6,270,000      2/21/2007       12
 171              94.97               5/8/2007           3,760,000       5/8/2007
 172              90.00              6/26/2007           4,500,000       2/1/2007
 173             100.00               6/1/2007           3,800,000      7/25/2007
 174              82.00              10/4/2007           5,000,000      6/11/2007
 175              83.30              5/30/2007           4,650,000      5/24/2007
 176              95.86               6/1/2007           4,550,000      5/23/2007
176.01            88.89               6/1/2007           1,820,000      5/23/2007
176.02           100.00               6/1/2007           1,570,000      5/23/2007
176.03           100.00               6/1/2007           1,160,000      5/23/2007
 177              77.60              7/31/2007           5,100,000     10/24/2006
 178             100.00               5/2/2007           4,500,000      5/21/2007
 179             100.00               9/1/2007           6,080,000      6/19/2007       19
 180              73.50              5/31/2007           4,100,000      6/21/2007
 181             100.00               8/1/2007           4,200,000      6/25/2007                 Yes
 182             100.00              4/19/2007           4,500,000       5/1/2007       15
 183              70.10             12/31/2006          14,300,000      10/5/2007
 184              94.80              5/31/2007           3,830,000      5/28/2007       10
 185              74.19               6/8/2007           3,775,000       6/4/2007
 186              98.30              8/31/2007           7,930,000      5/30/2007       12
 187              93.50              5/23/2007           4,250,000      6/11/2007       10
 188             100.00               8/8/2007           3,300,000      6/30/2007                 Yes
 189             100.00              3/23/2007           3,560,000       5/9/2007       19
 190              80.82             10/10/2007           3,155,000      11/8/2007
 191              93.63              9/30/2007           3,400,000      7/18/2007
 192             100.00               8/1/2007           3,100,000      7/17/2007
 193             100.00              3/28/2007           3,425,000      2/19/2007
 194             100.00              9/13/2007           3,150,000      7/16/2007
 195             100.00             10/31/2007           3,160,000      3/15/2007
 196              89.70              7/20/2007           3,100,000      5/25/2007       10
 197              93.03              7/10/2007           2,860,000      7/10/2007       10
 198              93.61              6/30/2007          13,900,000      12/5/2006       15
 199              99.95               7/1/2007           8,350,000      6/19/2007       12
 200              85.30              5/31/2007           3,110,000       4/2/2007
 201             100.00               9/1/2006           4,690,000      7/20/2007                 Yes
 202              67.10              9/12/2007           6,900,000       7/2/2007
 203             100.00              5/31/2007           3,660,000      5/21/2007
 204             100.00              2/14/2007           3,000,000      7/24/2007
 205              69.20               7/5/2007           2,800,000      7/10/2007
 206             100.00              5/24/2007           4,550,000       6/4/2007       15
 207             100.00              8/16/2007           2,625,000       8/2/2007
 208             100.00              6/15/2007           2,620,000      6/22/2007
 209              95.90               4/1/2007           4,340,000      6/18/2007       16
 210              97.32              3/31/2007           2,560,000      4/17/2007
 211              85.71               9/6/2007           2,500,000       5/4/2007
 212             100.00              4/31/2007           2,570,000       7/2/2007
 213             100.00              9/17/2007           2,725,000       8/8/2007
 214             100.00              7/31/2007           2,290,000      6/27/2007
 215              93.30              6/18/2007           2,800,000      5/29/2007
 216              95.65              9/12/2007           2,620,000      4/11/2007
 217              83.33              4/11/2007           2,250,000      4/28/2007
 218             100.00             12/31/2006           8,050,000      10/3/2007
 219              83.93              8/31/2007           2,160,000      6/24/2007
 220             100.00              11/1/2007           4,140,000      8/10/2007                 Yes
 221             100.00              5/31/2007           2,150,000      7/23/2007                 Yes
 222             100.00              6/31/2007           2,130,000      6/15/2007
 223              95.80              9/19/2007           7,910,000      5/26/2007
 224             100.00              2/22/2007           3,070,000      6/15/2007       14
 225             100.00              8/31/2007           2,000,000       4/9/2007
 226              84.30              8/16/2007           2,110,000      8/23/2007
 227             100.00              8/13/2007           4,000,000      6/24/2007       14
 228             100.00              11/1/2007           1,670,000      5/11/2007                 Yes
 229              92.50               7/5/2007           1,700,000       7/6/2007
 230              95.65              7/10/2007           2,470,000       7/6/2007       19
 231              73.00              1/31/2007           2,290,000       8/3/2007
 232              98.40              10/1/2007           8,170,000      10/8/2007
 233              89.80              3/31/2007          10,030,000     10/17/2007       15
 234              98.00              3/30/2007           1,790,000      4/23/2007
 235             100.00              4/31/2007           1,430,000      4/26/2007
 236             100.00               5/7/2007           1,650,000      4/24/2007       18
 237             100.00              3/31/2007           1,140,000      3/23/2007
 238             100.00             12/31/2006          15,400,000     10/10/2007
 239              93.90              9/19/2007           3,460,000      5/26/2007
 240             100.00              6/30/2007           1,300,000       6/7/2007                 Yes
 241              91.10              7/17/2007           1,900,000       6/8/2007
 242             100.00              3/31/2007           4,420,000      10/4/2007       19
 243             100.00              7/31/2007           1,250,000       8/8/2007
 244             100.00               8/7/2007           1,170,000       8/7/2007
 245             100.00               1/4/2007           2,950,000      6/24/2007       13        Yes
 246              92.30              6/30/2007           7,150,000     10/12/2007

                                                               LARGEST TENANT
                                                                                                                LEASE
LOAN #                                    TENANT NAME(28)                          UNIT SIZE                 EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

  1
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3      State Controllers Office                                                      172,494                  9/30/2012
  4      Mervyn's (Ground Lease)                                                        85,000                  7/31/2026
  5      Loews Theatre Management Corp.                                                 22,534                 10/30/2009
  6
 6.01    Flex-O-Lite, Inc.                                                              84,414                 12/31/2008
 6.02    Bakers Footwear Group, Inc.                                                    38,628                  5/31/2017
 6.03    Keller Group, Inc                                                              39,882                  3/14/2013
 6.04    Forms Distribution Corp.                                                       27,858                  5/31/2008
 6.05    Fact Finders, Inc.                                                              7,123                 10/31/2009
 6.06    St. Charles County Government                                                  27,508                  5/31/2010
  7
 7.01    Georgetown University                                                          81,765                  9/30/2008
 7.02    Trader Joes #645                                                                7,649                  6/30/2010
 7.03    Restoration Hardware                                                           18,227                 11/30/2011
 7.04    Edge Technologies, Inc.                                                        26,000                 10/31/2014
  8
  9      Comerica Bank                                                                  32,073                 12/31/2009
  10     State of Florida                                                              459,214                 10/31/2019
  11     URS Corporation                                                               109,821                 11/30/2014
  12     National Amusements                                                            74,282                  5/31/2019
  13
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14     Time Warner                                                                   198,282                  5/31/2023
  15     UBS Financial Services                                                         13,818                  5/31/2016
  16     Pathmark                                                                       52,211                  3/31/2017
  17     Shoppers Food Warehouse                                                        61,466                  5/31/2020
  18     Best Buy                                                                       30,038                  1/31/2018
  19
  20
  21     Sears, Roebuck and Co.                                                        184,205                  2/14/2018
  22     Stop & Shop                                                                    75,714                  9/30/2023
  23     BB&T Corporation                                                               43,510                 11/14/2019
  24     Coastal Farm & Home Supply                                                     81,884                  9/30/2009
  25     North Central Surgical Center, LLP                                             27,533                 11/30/2023
  26
  27     HSBC Bank USA                                                                  33,794                 12/31/2015
  28     Bally's Total Fitness                                                          25,000                 12/31/2012
  29     West Dept of Health                                                            57,718                  8/31/2012
  30     Sportmart                                                                      40,319                  1/31/2011
  31
31.01    Bay Medical Center                                                             80,555                  6/30/2022
31.02    Bay Medical Center                                                             66,043                  6/30/2022
  32     Trott & Trott, P.C.                                                           145,818                  3/31/2022
  33     Ashley Furniture                                                               38,021                  1/31/2017
  34     Kmart                                                                         171,962                  11/1/2022
  35     FedEx Freight East, Inc.                                                       67,550                 12/30/2021
  36     Pep Boys                                                                       20,364                  1/31/2008
  37     Novis Pharmaceutical                                                           44,311                  4/14/2010
  38     3M Company                                                                    410,400                  7/31/2017
  39     Old Navy                                                                       14,800                  2/28/2010
  40     Sky Lam - LA Mart Grocery Market                                               30,030                 10/31/2016
  41     Toast/Apl.                                                                      5,200                  2/28/2008
  42
  43     Foods Co.                                                                      57,402                  7/31/2020
  44     DuvaSawko                                                                      23,310                 12/31/2013
  45     Safeway Stores                                                                 41,650                 10/31/2012
  46
46.01    Brighthouse Networks                                                           39,000                  9/15/2018
46.02    First Priority Bank                                                            15,000                  5/31/2022
46.03    Florida College of Natural Health                                              16,630                  1/15/2013
46.04    Wagner Realty                                                                   4,000                  2/28/2009
  47     Conroe Surgery Center 2, LP                                                    24,510                   9/1/2018
  48     Gallup                                                                         18,864                  4/30/2009
  49
  50     Aldo Shoes                                                                      4,922                  8/31/2022
  51     Alliance Wood Group Engineering                                               130,531                  2/28/2017
  52     The Tile Shop                                                                  27,752                  6/30/2017
  53
53.01
53.02
53.03
  54
  55     TBC Corporation                                                               471,744                  3/31/2016
  56
  57
  58
58.01    New Liberty Home Loans                                                          5,458                  7/31/2008
58.02    Lenscrafters                                                                    3,504                  9/30/2010
58.03    IP Communications, LLC.                                                         4,050                  6/30/2009
  59
59.01
59.02
59.03
59.04
  60     Halstead                                                                       10,300                  7/10/2020
  61     Kaiser Foundation Health Plan, Inc.                                            15,984                 10/15/2009
  62     Third Base Collectibles                                                         9,600                   9/1/2016
  63     Ace Hardware Thorndale                                                         11,552                  6/30/2017
  64     Mountainside Fitness                                                           39,180                  8/31/2021
  65
65.01    Day Care                                                                        2,550                  6/30/2012
65.02    Ali Okpo Isong                                                                    850                 11/30/2012
65.03    David Seatts                                                                    6,200     5/31/2015 (2,500 SF), 6/30/2015
                                                                                                  (1,500 SF), 3/31/2015 (1,300 SF),
                                                                                                         3/31/2014 (900 SF)
65.04    Croce Amato                                                                       975                  4/30/2016
65.05    Local Development Corp                                                            800                  3/31/2008
65.06    Delcon Yorke                                                                    1,250                  7/31/2016
65.07    Alpha Burnett                                                                     990                  2/29/2008
  66     Reed Elsevier (Ground Lease)                                                  217,214                  1/31/2020
  67
  68
68.01    Page International                                                             66,704                  5/31/2012
68.02    Capstone Engineering                                                           22,373                   2/1/2010
  69     Health Care Service Corporation                                               114,655                  3/31/2023
  70     Woolworth/Kimco dba Ross                                                       73,027                  1/31/2019
  71

  72     Staples                                                                        24,000                 10/31/2011
  73     Walgreens                                                                      13,905                  2/29/2060
  74     World Savings Bank                                                              8,906                 10/31/2012
  75
  76     Virginia Tech                                                                  38,840     1/31/2008 (8,000 SF), 4/30/2008
                                                                                                  (3,400 SF), 9/15/2008 (1,905 SF),
                                                                                                    2/4/2009 (9,083 SF), 8/8/2009
                                                                                                  (8,936 SF), 2/28/2010 (6,000) and
                                                                                                        2/11/2011 (1,516 SF)
  77     Home Depot (Ground Lease)                                                     115,907                  1/31/2029
  78     Johnson Controls, Inc.                                                         11,073                 12/31/2014
  79     Old Town Entertainment                                                          6,000                  5/13/2017
  80     State of Illinois Office of Healthcare and Child Services (Public Aid)        142,643                  8/31/2012
  81
  82     Molecular Medicine BioServices                                                 20,754                  6/30/2019
  83
  84     Treasure Coast                                                                 20,000                  4/30/2010
  85     Blockbuster                                                                     4,181                   2/1/2009
  86     Raytheon Company                                                              120,810                  4/18/2009
  87
  88     Crayon Academy                                                                  6,000                   4/1/2010
  89
89.01    Monterey Doctors Surgery Center                                                 6,383                  8/31/2011
89.02    Alltel Communications of Virginia, Inc.                                        10,000                  4/30/2012
89.03    State of California                                                             5,330                  3/31/2011
89.04    Comm. Hospital                                                                  3,285                  9/30/2010
  90     Martinis and More                                                               3,970                 12/15/2011
  91     Downtown Storage Center                                                        97,589                  7/31/2022
  92
  93
  94     Round Table Pizza                                                               2,398                 10/31/2010
  95     Kohl's Corporation (Ground Lease)                                              89,000                  1/31/2027
  96     Academy Ltd.                                                                   74,084                  1/23/2020
  97     Nooter Construction Company                                                   255,890                  6/30/2022
  98     Pacific & Southern Company, Inc.                                               60,000                 10/24/2008
  99
 100
 101     California Back Specialist                                                      7,508                 12/31/2027
 102     United Chiropractic Corp.                                                       4,400                 10/15/2017
 103
 104     Staples                                                                        23,942                 11/30/2015
 105     Aaron's Rents                                                                   8,060                  8/31/2010
 106
 107
 108
 109     Orange County - District Attorney                                              23,383                  3/31/2016
 110
 111     JKN Gallery                                                                     4,362                  6/30/2010
 112     Mattress Firm, Inc.                                                             3,989                   3/2/2012
 113     AT&T                                                                            9,826                  8/31/2008
 114
 115     Natchez Regional Medical                                                       16,107                  3/31/2021
 116     Anchor Health Centers                                                          21,000                  8/19/2019
 117     ICare Health Centers, LLC                                                       7,464                  6/20/2012
 118
 119
 120     Hobby Lobby                                                                    56,447                  6/30/2025
 121     Bank of the Cascades                                                            8,737                 10/31/2008
 122     Wexford                                                                         8,520                  6/30/2011
 123     Lifestyle Family Fitness                                                       45,072                  3/31/2019
 124     Brazos Valley Bank                                                             12,000                 11/20/2025
 125     ATTB, Inc.                                                                      7,500                 12/31/2007
 126
 127
 128     West Chester Billiards                                                          6,487                  4/30/2011
 129
 130     Rite Aid of New York, Inc.                                                     11,183                  9/21/2027
 131
 132     Maricopa Ace Hardware                                                          17,013                   1/5/2017
 133     Western Dental Arizona, Inc.                                                    4,500                 12/31/2016
 134     Cristina's Mexican                                                              7,260                  2/28/2010
 135     Mehfil Restaurant                                                               7,600                  5/31/2012
 136
 137
 138     Harris Moran Seed                                                              25,640                  2/28/2012
 139
139.01
139.02
139.03
139.04
139.05
139.06
 140     Amado Medina La Bohemia Restaurant                                              4,250                  8/31/2016
 141
 142     Construction Data                                                               8,471                  9/30/2008
 143
 144     Orland Park Liquors                                                             6,000                  1/31/2011
 145
 146
 147
 148     Allen & Theresa Gelinas Trust                                                   9,122                  7/31/2013
 149     Walgreen Company                                                               14,259                  2/28/2082
 150     Kern Radiology Imaging Systems                                                 11,424                  8/31/2019
 151     Staples                                                                        20,053                  9/30/2016
 152     Atlantic Wine and Package, Inc LLC                                              6,079                 11/15/2016
 153     Catskill Reg. OTB                                                               9,293                  1/31/2009
 154     KIKI LA, LLC                                                                    3,076                  1/31/2016
 155     Southern Orthopedic Specialists, LLC                                            6,679                  11/1/2009
 156     The Room Store, Inc.                                                           23,110                  5/23/2008
 157     Dunn Hardware, Inc.                                                            13,500                  3/31/2009
 158
 159
 160     Weil, Ackman, Baylin & Coleman                                                 10,772                  8/31/2012
 161     Mattress Depot                                                                  2,850                  2/28/2009
 162
 163     Somerford                                                                       4,470                 12/31/2007
 164     Anytime Fitness                                                                 5,000                  8/18/2011
 165
 166     Eastern Buffet                                                                  4,345                  1/31/2014
 167
 168     Walgreens                                                                      14,725                  6/30/2059
 169     Office Depot                                                                   18,427                 11/30/2016
 170
 171
 172
 173     On-Q/Legrand, Inc.                                                             42,120                 11/12/2009
 174
 175
 176
176.01   Texun Tan                                                                       1,000                        MTM
176.02   Ricky Don Gracy                                                                 2,000                  2/28/2010
176.03   Upper Cut Barber Shop                                                           2,425                 10/31/2009
 177
 178     Verizon Wireless                                                                2,425                   4/7/2010
 179     Mira Bella Memorable Moments                                                    5,817                  9/30/2009
 180     Venture Hobbie                                                                  6,951                  9/30/2011
 181     Mercy Health Center, Inc                                                       12,712                  7/31/2016
 182     Arlene Beauty Supply                                                            6,000                 12/15/2025
 183
 184
 185     Navy Federal Credit Union                                                       3,146                  5/31/2012
 186
 187     Hazel Dell Lanes                                                               24,008                  2/28/2016
 188     La-Z-Boy                                                                       15,124                  8/31/2022
 189     VF Outdoor                                                                      2,880                  5/14/2012
 190
 191     AZ Dept. of Econ. Sec.                                                          3,839                  2/28/2008
 192     Interior Outlet Furniture                                                       6,300                 12/31/2011
 193     Food Lion                                                                      35,960                 12/25/2020
 194     Grapevine Imaging Pain Management Center, LLC                                   6,700                   9/1/2017
 195     Roman Catholic Bishop of Las Vegas                                              2,400                  9/30/2009
 196
 197
 198     International House of Pancakes                                                 4,000                 11/30/2013
 199     Therien & Company                                                               5,019                  4/30/2009
 200     KWTX Channel 10                                                                 3,360                  7/31/2011
 201     Ferguson Metals, Inc.                                                         104,475                  8/31/2016
 202
 203     Cars Collision of CO, LLC                                                      16,220                  7/31/2011
 204     H&R Block                                                                       1,736                  4/30/2010
 205     Wilson Farms Inc. / Wilson Farms Inc.                                           2,856                 12/31/2019
 206     Continental Currency SVS, Inc.                                                  2,508                 11/30/2009
 207     BBQ Outfitters                                                                  3,688                  4/30/2010
 208     Shoe Department                                                                 4,987                  2/28/2012
 209     Renaissance Woodwork and Design, Inc.                                           3,600                 11/30/2009
 210
 211     ReMax Realty Advantage                                                          3,600                  6/30/2012
 212     Professional Arts Pharmacy                                                      3,361                  2/28/2013
 213     CWA Architects                                                                  3,924                  8/31/2019
 214     Red Onion Market                                                                3,200                  1/31/2012
 215
 216
 217     Kuntry Villa                                                                    3,000                   4/1/2010
 218     Big Lots                                                                       32,343                  1/31/2011
 219     Real Donuts, LLC                                                                2,850                  2/28/2011
 220     Walgreens                                                                      14,820                  10/1/2081
 221     Covenant Health System                                                          9,900                  5/31/2021
 222     Hy-Vee Wine and Spirits                                                         6,826                  2/28/2009
 223
 224     Eraguna USA                                                                     2,400                        MTM
 225     Four Season's Oasis                                                               902                 12/31/2008
 226
 227     Giclee                                                                          3,834                  6/30/2011
 228     Advance Stores Company, Inc.                                                    8,640                  1/17/2021
 229
 230
 231     Floyd's 99 Barbershop                                                           1,736                  8/31/2011
 232
 233
 234
 235     Transport Medrano Inc.                                                          2,400                        MTM
 236     99 Cent Store                                                                   3,000                 12/31/2011
 237     Video Stop                                                                      3,780                  1/31/2012
 238
 239
 240     Fresenius Medical Care Twin County                                              6,300                   2/9/2017
 241     Which Wich?                                                                     2,716                 12/31/2011
 242
 243     The Gem Store                                                                   1,150                  3/31/2008
 244     Window World of Boise                                                           3,380                  3/31/2008
 245     Entegris                                                                       14,822                   1/4/2009
 246

                                     2ND LARGEST TENANT
                                                                         LEASE
LOAN #                    TENANT NAME(28)                 UNIT SIZE    EXPIRATION
----------------------------------------------------------------------------------

  1
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3       Department of Insurance                            103,545    12/31/2011
  4       Toys "R" Us                                         43,000     1/31/2010
  5       Morgan Stanley Dean Witter Inc.                     13,607     1/30/2017
  6
 6.01     Semi-Bulk Systems, Inc.                             53,088     7/31/2009
 6.02     Technisonic Studios, Inc.                           24,592     6/30/2011
 6.03     International Food Production Corp.                 28,018    10/31/2015
 6.04     Mary Elle Fashions, Inc.                            12,020     2/29/2008
 6.05     St. Louis Financial Services, LLC                    6,503    10/31/2008
 6.06     State of Missouri                                   24,621     6/30/2008
  7
 7.01
 7.02     The Healthy Back Store, LLC                          6,500     2/28/2011
 7.03     Department of Corrections                            6,900     4/17/2013
 7.04     DPC/Logicon DPC                                     25,935     1/31/2009
  8
  9       Resolution Economics                                16,200     6/30/2017
  10      Hooters                                              4,500     8/31/2009
  11      Office of Group Benefits                            83,369    11/30/2016
  12      Toys "R" Us                                         43,999     1/31/2020
  13
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14      FD NY                                               31,771    12/31/2007
  15      Kirke Financial                                     13,161     4/14/2011
  16      Best Fitness                                        27,598     5/31/2018
  17      Marshalls                                           27,000     9/30/2017
  18      Office Depot                                        30,000     2/28/2014
  19
  20
  21
  22      TJ Maxx                                             28,000     5/31/2012
  23      Hunton & Wiliams LLP                                15,708    12/31/2010
  24      Rite Aid                                            33,784     7/31/2011
  25      Deuteronomy                                         21,401     2/28/2017
  26
  27      Lamb & Barnosky, LLP                                22,819     5/31/2010
  28      Hancock Fabrics, Inc.                               17,000     9/30/2013
  29      NYS Dept of Health                                  34,209    12/31/2011
  30      Circuit City                                        38,457     1/31/2016
  31
31.01
31.02
  32      Attorney's Title                                    27,932     3/31/2012
  33      David's Bridal                                       5,500    12/31/2016
  34
  35
  36      24 Hour Fitness                                     16,028     4/30/2009
  37      Hospitality Purveyors                               33,339    10/31/2009
  38
  39      Ulta Salon Cosmetics & Fragrance                    10,408     6/30/2015
  40      Rite Aid Corp #372                                   8,550    10/31/2009
  41      Fattail, Inc.                                        3,831     9/30/2009
  42
  43      Kragen Auto                                          7,000     4/30/2011
  44      University of Phoenix                               15,000     1/31/2013
  45      American Savings Bank                                3,238     4/30/2010
  46
46.01
46.02
46.03
46.04
  47      River Oaks Endoscopy Center, LLP                     8,465     8/15/2013
  48      Desktop Assistance, LP                               9,549     1/31/2008
  49
  50
  51      Baseops International Inc.                          16,879     4/30/2014
  52      Dollar Tree                                         10,500     5/31/2010
  53
53.01
53.02
53.03
  54
  55
  56
  57
  58
58.01     Buena Vista Mortgage                                 2,816     4/30/2008
58.02     FirstPro                                             2,760     5/31/2010
58.03     LEDIC Realty Services                                2,816    12/31/2008
  59
59.01
59.02
59.03
59.04
  60      D. Barton Kyner Antiques                             5,400     8/31/2017
  61      Healthy's, Inc.                                      5,944     3/31/2014
  62      Criterion Developers                                 9,600     10/1/2014
  63      Goodwill Industries                                  9,842     2/28/2017
  64      Diamond Furniture                                    6,621    10/31/2011
  65
65.01     Yousuf N.A. Aldabala                                   900     2/28/2012
65.02     New Triple S                                           660     8/31/2014
65.03
65.04
65.05     Yveline Durandisse                                     400     1/31/2012
65.06
65.07
  66
  67
  68
68.01     Amerisciences                                       19,430     1/31/2009
68.02     Upstream Engineering                                21,222     12/1/2010
  69
  70      Sam Ash Pennsylvania                                25,195     4/30/2011
  71

  72      Rent-A-Center                                        6,049     9/30/2011
  73      Hollywood Video                                      4,500    12/17/2009
  74      Tharpe & Howell, Law Offices                         4,706    12/31/2007
  75
  76      New Town Fitness                                    18,058     5/15/2011
  77      Kohl's Department Store (Ground Lease)              68,890     10/3/2027
  78      Healthfield Operating Group                         10,174     5/31/2013
  79      Bank of America                                      4,020    11/30/2021
  80      Maximus                                             24,662     6/30/2009
  81
  82
  83
  84      Social Security                                     12,726     3/11/2008
  85      Montana Liquors                                      4,023     3/31/2009
  86
  87
  88      Sound Block                                          6,000     5/31/2012
  89
89.01     Central Coast Diagnostic                             2,969     9/30/2012
89.02
89.03
89.04     S.J. Construction                                    1,967     2/28/2008
  90      Party Favor Supply                                   3,740     6/30/2012
  91      St. Luke's Regional Med. Ctr.                       48,648     1/31/2009
  92
  93
  94      Mary Market Liquor                                   1,927     8/31/2010
  95
  96      Westco of Oklahoma, Inc.                            24,000     1/21/2022
  97
  98
  99
 100
 101      California Minimally Invasive Surgical Center        3,731    12/31/2027
 102      Zaika, LLC (Masala Wok)                              2,400     6/17/2012
 103
 104      Goody's Family Clothing                             22,560    11/30/2015
 105      Tuesday Morning Store                                6,016     1/15/2011
 106
 107
 108
 109      Law Office of Frederico Sayre                       17,945     1/31/2009
 110
 111      Cazadores                                            4,244     5/31/2010
 112      Branch Bank and Trust Company                        3,900     4/14/2017
 113      First National Warranty, LL                          6,620     2/28/2010
 114
 115      JC Passman, MD                                       9,119     9/30/2021
 116
 117      Ultimate Barber Shop, Inc.                           5,320     6/20/2017
 118
 119
 120      FlatIron Grill                                      10,800    10/31/2017
 121      Swanson Lathen Alexander                             7,552           MTM
 122      Excel Funding                                        6,367    10/31/2010
 123
 124      Graduate Leverage Funding                            4,527     6/30/2010
 125      Decorators Choice                                    7,500     6/14/2008
 126
 127
 128      True Form Athletic Club                              4,935     9/30/2009
 129
 130      Family Dollar Store                                  8,425    12/31/2012
 131
 132      Just A Buck                                          3,000     12/9/2011
 133      US Bank National Association                         3,200    10/31/2026
 134      Deli Management                                      4,800     8/31/2010
 135      Covenant Life Family Center                          6,600    12/31/2009
 136
 137
 138      Premium Beverage                                     6,549     3/31/2009
 139
139.01
139.02
139.03
139.04
139.05
139.06
 140      Leslie's Poolmart, Inc.                              2,925    12/31/2011
 141
 142      Broadband                                            8,009    12/31/2008
 143
 144      La Mex                                               4,800    10/31/2015
 145
 146
 147
 148      Med Arts 41                                          7,414     6/30/2010
 149
 150      Central Valley Occupational Medical Group            9,990     3/31/2019
 151      Extreme Eating, LLC                                  1,815     2/29/2012
 152      Winsonic Digital Media Group, LTD.                   2,490     12/2/2012
 153      Amerilist                                            2,484     1/31/2012
 154
 155      Southern Crescent Plastic Surgery, P.C.              4,233      8/1/2012
 156      Rite Aid of Maryland                                18,120     9/30/2012
 157      US Bank                                              2,400     3/31/2012
 158
 159
 160      Nardone Pridgeon                                     6,786    12/31/2018
 161      Kinko's                                              2,755     6/30/2009
 162
 163      Keystone Funding Group                               1,556     6/30/2008
 164      Jax Billiards and Flicks Inc                         3,500      2/1/2010
 165
 166      Cato of Texas, Inc.                                  4,060     1/31/2012
 167
 168
 169
 170
 171
 172
 173      Midwest Wholesale Hardware                          23,119     9/30/2012
 174
 175
 176
176.01    Mahaud Ali AbuAzab                                   1,000     1/31/2008
176.02    Custom T-shirts                                      2,000     5/31/2011
176.03    Prentiss Minor                                       2,000      3/1/2010
 177
 178      Spicy Pickle                                         2,300     2/19/2012
 179      Massage Envy                                         3,362     5/31/2010
 180      International House of Pancakes, Inc.                4,341     9/30/2017
 181
 182      T&M Services                                         5,500    12/15/2025
 183
 184
 185      Shipley Leasing Corporation                          1,800    10/31/2011
 186
 187      Video Connections                                    4,250     7/31/2008
 188
 189      After the Kids                                       1,950    10/30/2010
 190
 191      Select Mortgage                                      3,823    11/30/2008
 192      M-Grace                                              4,392     3/31/2012
 193      Family Dollar                                        9,600    12/31/2010
 194      RWP Ventures Inc.                                    3,500     1/31/2014
 195      Santa Fe Dental                                      2,380     9/30/2008
 196
 197
 198      Angela's Florist                                     3,300     4/30/2015
 199      Antique and Art Exchange                             4,042     8/31/2009
 200      First National Bank Texas                            3,270     2/14/2017
 201
 202
 203      Lucky Dog Enterprises, Inc.                         14,521     3/14/2009
 204      Firehouse Subs                                       1,568     8/31/2010
 205      Serenity Salon Spa-N-More                            2,563    12/31/2013
 206      B.J. Mart Inc.                                       2,506     9/30/2012
 207      The Carpet Mill Outlet                               3,608     5/31/2010
 208      Time Warner                                          2,500     7/31/2017
 209      Tiffani Lichtenfeld (Salon Sarafina)                 3,210     2/14/2010
 210
 211      Bates/Schatz Orthodontics                            1,230     4/30/2011
 212      Bark-N-Style (Dogwood Kennels)                       2,762     4/30/2010
 213      Joseph Manning                                       1,700     4/30/2009
 214      Danny Ray's Music                                    2,400     1/31/2010
 215
 216
 217      Designer Floors and More                             3,000     11/1/2011
 218      JoAnn Fabrics                                       12,838           MTM
 219      Full Belly BBQ, LLC                                  2,850     4/30/2012
 220
 221
 222      Tan World                                            2,829     9/30/2011
 223
 224      Jing Yun Chen                                        2,206     1/31/2011
 225      Yumetech                                               833     4/30/2008
 226
 227      Taco Roco                                            2,892    12/31/2015
 228
 229
 230
 231      Starbucks                                            1,600     9/30/2016
 232
 233
 234
 235      Panery Bakery                                        2,000           MTM
 236      C&C Cleaner                                          2,000    12/31/2011
 237      Radio Shack                                          2,300     8/30/2008
 238
 239
 240
 241      Image Sun                                            2,503     3/31/2012
 242
 243      GC & Assoc. Insurance                                1,150     4/30/2010
 244      All West Components and Fasteners, Inc.              3,380    12/14/2008
 245
 246

                                             3RD LARGEST TENANT
                                                                                         LEASE
LOAN #                            TENANT NAME                           UNIT SIZE      EXPIRATION
-------------------------------------------------------------------------------------------------

  1
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  2
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
  3        DOF, RE Svc Depts                                                  23,435    6/30/2012
  4        Linen's 'N Things                                                  37,773    1/31/2012
  5        Callison Architecture Inc.                                         10,440    6/30/2010
  6
 6.01      Derma Sciences, Inc.                                               42,431     3/3/2009
 6.02      St.LouisDigital.Com, L.L.C.                                        19,462    6/30/2012
 6.03
 6.04      American Residential Services                                      10,980    1/22/2009
 6.05      Neighborcare Pharmacy Services, Inc.                                6,108    9/30/2008
 6.06      Datapage Technologies International, Inc.                          23,617    4/30/2009
  7
 7.01
 7.02      Leisure Fitness, Inc.                                               6,051    7/31/2010
 7.03      Citibank, N.A.                                                      5,774    5/31/2016
 7.04      American Mechanical Services                                       19,000    1/31/2008
  8
  9        Rubin/Chambers/Dunhill                                              5,899          MTM
  10       Iptall-Monroe LLC                                                   3,100   12/31/2019
  11       Arkansas Blue Cross & Blue Shield                                  64,491    1/31/2009
  12       Office Depot                                                       19,703    10/1/2020
  13
13.01
13.02
13.03
13.04
13.05
13.06
13.07
  14
  15       Crave Bar, Grill & Fond                                            11,600    4/19/2016
  16       AJ Wright                                                          25,806    4/30/2013
  17       Maximum Health & Fitness                                           15,612    5/31/2015
  18       Bed Bath & Beyond                                                  30,000    1/31/2021
  19
  20
  21
  22       Staples                                                            20,388    4/30/2018
  23       Norfolk Southern Corporation                                       14,864    2/29/2012
  24       Fishermen's Marine Supply                                          32,850    1/31/2021
  25       Delphis Operations, LP                                             20,821    1/31/2012
  26
  27       Kweit, Mantell, PC                                                  5,832    6/30/2016
  28       Fox & Hound of Littleton, Inc                                      12,594          MTM
  29       Widenbach Brown                                                    28,586    3/31/2008
  30       Office Depot                                                       29,876    8/31/2010
  31
31.01
31.02
  32       Michigan Lawyers Weekly                                             4,987    3/31/2012
  33       Athens First                                                        3,516    2/28/2017
  34
  35
  36       Abbey Carpet                                                       10,000    5/31/2009
  37       Fan Shack, Inc.                                                    23,266    1/31/2009
  38
  39       Rue 21, Inc.                                                        5,783     1/1/2013
  40       Small Smiles                                                        7,915    9/30/2011
  41       Streamcast Network                                                  2,898    5/31/2008
  42
  43       Hollywood Video                                                     5,000    6/19/2015
  44       Countrywide Home Loans                                              8,323    1/31/2011
  45       PJ Hawaii, LLC                                                      1,625    3/31/2014
  46
46.01
46.02
46.03
46.04
  47       Access Rehab                                                        7,683    9/14/2013
  48       His Highness Prince Aga Kahn                                        8,915    3/31/2011
  49
  50
  51       Patriot Mechanical Handling Inc.                                    9,127    7/31/2010
  52       Pier 1 Imports                                                      9,950    3/31/2013
  53
53.01
53.02
53.03
  54
  55
  56
  57
  58
58.01      First Multiple Listing Services                                     2,816   10/31/2011
58.02      Mark Gilliam Agency                                                 2,760    2/28/2010
58.03      ABE                                                                 2,760    2/28/2009
  59
59.01
59.02
59.03
59.04
  60       Salsa Salon                                                           700    2/28/2017
  61       Firestone                                                           5,120    2/28/2010
  62       Cup Diner                                                           7,500    10/1/2016
  63       Brown Group Retail, Inc.                                            7,150    8/31/2016
  64       Chef Dane's                                                         2,100    9/30/2013
  65
65.01      David Seatts                                                          700   11/30/2014
65.02      Ali Ahmed Mozeb                                                       450    7/31/2016
65.03
65.04
65.05      Hilgay Sudlow                                                         360   10/31/2007
65.06
65.07
  66
  67
  68
68.01      Aqua-Sol Controllers                                               10,792    2/28/2008
68.02      Production Access, Inc.                                             7,145    10/1/2010
  69
  70       Moran Foods, Inc. d/b/a Save-A-Lot                                 13,200    1/31/2019
  71

  72       Leslie's Poolmart                                                   2,726   10/31/2009
  73       Rabobank, N.A.                                                      3,000   11/30/2009
  74       Rebekah Children's Services                                         4,011    6/15/2008
  75
  76       Buffalo Wild Wings                                                  5,300    2/28/2010
  77       Metro Mattress                                                      3,500   11/30/2014
  78       Internal Revenue Service                                            9,551    7/20/2009
  79       Swerve Salon                                                        2,900    7/31/2011
  80       State of Illinois Office of Executive Inspector General            17,000    6/30/2009
  81
  82
  83
  84       Port St. Lucie Super Buffet                                         9,994    4/30/2010
  85       Broadmoor Veterinary Clinic                                         2,500    7/31/2010
  86
  87
  88       Jazz It Up                                                          4,200    8/31/2012
  89
89.01      Dr. David Morwood                                                   2,662   10/31/2016
89.02
89.03
89.04
  90       Koi Japanese Restaurant                                             3,250    5/31/2017
  91       Intralot USA                                                       12,311    5/14/2014
  92
  93
  94       Senor Jalepeno                                                      1,410    9/30/2012
  95
  96
  97
  98
  99
 100
 101       California Spine Institute Medical Center                           3,060   12/31/2027
 102       Hansai, LLC (Foster's Grille)                                       2,400    6/17/2017
 103
 104       Dollar Tree                                                         6,160    7/31/2011
 105       ABC Buffet                                                          6,016   12/31/2013
 106
 107
 108
 109       Camino Realty Mortgage                                              6,285    8/31/2008
 110
 111       Foo-Fa-Rah                                                          4,200     9/4/2008
 112       T-Mobile South LLC                                                  2,431     8/6/2017
 113       L&S Insurance Servces                                               4,628    2/28/2009
 114
 115       Internal Medicine Associate                                         6,512    8/31/2021
 116
 117       FedEx Kinko's Office and Print Services                             1,876    6/20/2012
 118
 119
 120
 121       Van Ness Hammond Moon                                               3,776    5/31/2010
 122       California National Bank                                            4,680    8/31/2009
 123
 124       Syptak, Murphy & Brown                                              4,252    6/30/2010
 125       Decorators                                                          6,000    6/14/2008
 126
 127
 128       Re/Max                                                              3,220   12/31/2007
 129
 130       Evergreen Health Center                                             7,180    3/31/2031
 131
 132       Chicken Grill                                                       2,738    8/13/2017
 133       Nationwide Vision Center, PC                                        2,000    8/31/2013
 134       Earmark Audio                                                       4,587   11/30/2008
 135       Apna Bazaar                                                         4,095    5/31/2010
 136
 137
 138       Buckles-Smith Elec.                                                 5,712    2/28/2011
 139
139.01
139.02
139.03
139.04
139.05
139.06
 140       Dream to Dance                                                      2,275    7/31/2011
 141
 142       Professional Advisory                                               3,500    3/31/2010
 143
 144       Dance Studio                                                        3,000   12/31/2007
 145
 146
 147
 148       SORC                                                                4,960    9/30/2010
 149
 150       Martin Martz, D.D.S                                                 2,114    2/28/2016
 151       Tower Wireless, LTD                                                 1,760    8/31/2012
 152       Redding Properties, LLC and Silvercreek Communities                 1,197   10/15/2009
 153       Rehab Healthcare Management                                         1,700    1/31/2012
 154
 155       The Doctor's Office                                                 4,020     8/1/2009
 156       JGDC, Inc.                                                          7,102   10/31/2010
 157       Vincinato's Pizza                                                   2,205    5/31/2008
 158
 159
 160       Bella Vista Title, LLC                                              6,475   11/30/2011
 161       Pahlka Waterproofing, Inc.                                          2,400   12/31/2009
 162
 163       Metro Enterprises, Inc.                                             1,556    9/30/2009
 164       Rosy's Mexican Restaurant                                           2,500    4/11/2010
 165
 166       Pizza Hut                                                           1,810    5/31/2017
 167
 168
 169
 170
 171
 172
 173       SOH Distribution Company, Inc.                                     16,000    5/31/2011
 174
 175
 176
176.01     Doggies Day Out                                                     1,000    5/30/2008
176.02     John Meinert                                                        2,000    5/31/2009
176.03     Race Car                                                            2,000    4/30/2010
 177
 178       Carvel Ice Cream                                                    1,500     5/9/2015
 179       La Fayette                                                          2,093          MTM
 180       Arcadia Deli, Inc                                                   3,208   10/31/2011
 181
 182       H&N Group Management                                                5,000   12/31/2025
 183
 184
 185       An Nguyen                                                           1,600    9/30/2011
 186
 187       Oil Can Henry's                                                     3,000    8/31/2009
 188
 189       Park Lane Cleaners                                                  1,686    8/31/2010
 190
 191       Micromap Corp.                                                      2,730    7/31/2008
 192       Firehouse Subs                                                      2,430    8/31/2014
 193       Walts Clothing                                                      4,800          MTM
 194       Natures Solution                                                    2,800     9/1/2010
 195       Picture Perfect Video                                               1,200     5/9/2008
 196
 197
 198       Beauty Island/Q-Nails                                               2,100    4/30/2009
 199       Henry Calvin Fabrics                                                3,039    7/31/2009
 200       Longhorn Dental                                                     2,200   12/31/2011
 201
 202
 203       Aspen Coachworks, Inc. d/b/a Auto Clinic of the Rockies             9,275    5/31/2016
 204       Let's Eat                                                           1,568   10/31/2010
 205       Bi Yi Wang "Tai Pei"                                                2,000   10/31/2011
 206       Mapara Professional Dental                                          2,142   12/31/2011
 207       Stonetree Kitchens                                                  1,850    1/31/2012
 208       GameStop                                                            1,747    1/31/2013
 209       Trang D. Thai (Pro Nails)                                           1,250    3/31/2012
 210
 211       State Farm Insurance                                                1,200    9/30/2012
 212       Re-Frame It                                                         2,190   10/31/2011
 213       Matt Mulcahy                                                        1,700    3/31/2012
 214       Tae Kwon Do Plus                                                    1,300    4/30/2012
 215
 216
 217       Afrikaz Home Decor                                                  1,500     3/1/2009
 218       Hobby Town                                                          6,120    5/31/2010
 219       Healthsprout Chiropractic                                           1,350    4/30/2013
 220
 221
 222       Iowa Wireless                                                       2,143    5/31/2010
 223
 224       Our House                                                           2,124          MTM
 225       Holmes/Berkelhamm                                                     811          MTM
 226
 227       Mexican Market                                                      2,720     8/1/2008
 228
 229
 230
 231
 232
 233
 234
 235       Labelle Boutique                                                    1,800          MTM
 236       Beauty Salon                                                        1,000   12/31/2007
 237       Subway                                                              1,265   12/31/2011
 238
 239
 240
 241       Little Shoppe of Health                                             2,249   12/31/2007
 242
 243       Dance Connection                                                    1,150    4/30/2010
 244       BV Resources LLC d/b/a Navis Pack & Ship Center                     3,380    1/31/2010
 245
 246

Footnotes to Annex A-1

1	MLML – Merrill Lynch Mortgage Lending, Inc., CRF Countrywide Commercial Real Estate Finance, Inc., EHY – Eurohypo AG, New York Branch, Natixis – Natixis Real Estate Capital Inc., and LNR – LNR Partners, Inc.

2	With respect to mortgage loan numbers 3, 4, 5, 15, 19, 28, 31, 33, 44, 77, 94, 108, 124, 163, 185, 190, 195, 200, 211, 215, 217, 219, and 231, the UW NCF ($) and UW DSCR (x) for the mortgage loans were calculated using ‘‘as stabilized’’ Cash Flows. ‘‘In Place’’ NCF is $7,900,932, $4,355,700, $3,835,808, $2,636,288, $2,093,016, $1,580,693, $1,945,295, $1,391,766, $920,039, $514,302, $511,968, $469,764, $352,028, $292,293, $206,033, $209,030, $170,430, $176,369, $149,683, $92,343, $141,711, $129,605 and $100,570. The ‘‘In Place’’ UW DSCR (x) is 1.09x, 0.98x, 0.94x, 1.08x, 1.10x, 1.07x, 1.55x, 1.09x, 1.14x, 0.88x, 0.98x, 1.16x, 1.00x, 1.17x, 1.08x, 1.13x, 1.05x, 1.17x, 1.08x, 1.01x (net of a $325,000 performance reserve), 1.11x, 1.05x and 1.16x.

3	With respect to mortgage loans that are presented as cross-collateralized and cross-defaulted, Cut-Off Date LTV (%), Maturity LTV (%), UW DSCR(x), Original Balance per Unit (x) and Cut-Off Date Balance per Unit ($) were calculated in the aggregate.

4	With respect to mortgage loans with partial interest-only periods, Annual P&I Debt Service ($), Monthly P&I Debt Service ($) and UW DSCR (x) are shown after the expiration of the Initial Interest Only Period.

5	With respect to mortgage loan numbers 2, 20, 69, 77, 116, 124, and 160, the Cut-Off Date LTV (%) was calculated using the full loan amount and the ‘‘as stabilized’’ Appraised Value ($). Using the full loan amount and the ‘‘as is’’ value, the Cut-Off Date LTV (%) is 80.0% (inclusive of an $8,500,000 capital improvement reserve in addition to the appraised value), 78.9%, 85.7%, 81.7%, 80.1%, 91.1% and 83.3%, respectively.

6	With respect to mortgage loan number 27, the Cut-Off Date LTV of 79.4% was calculated using the full loan amount and the ‘‘as stabilized’’ Appraised Value of $27,700,000. Using the full loan amount and the ‘‘as is’’ value of $26,000,000, the Cut-Off Date LTV is 84.6%. Using the loan amount, net of a $2,050,000 performance letter of credit, and the ‘‘as is’’ value of $26,000,000, the Cut-Off Date LTV is 76.7%.

7	With respect to mortgage loan number 18, the Cut-Off Date LTV (%) was calculated using the full loan amount and the ‘‘upon completion’’ Appraised Value ($).

8	With respect to mortgage loans which are Interest-Only for the entire term, the UW DSCR (x) is calculated using the interest-only annual payment.

9	With respect to mortgage loan numbers 8, 45, and 61, the UW DSCRs (x) are calculated after taking into account certain holdback amounts, letters of credit or reserve amounts. The ‘‘as-is’’ UW DSCR (x) is 1.20x, 1.14x and 1.14x respectively.

10	With respect to mortgage loan number 27, the UW DSCR (x) is calculated after netting out $1,045,000 of a $2,050,000 letter of credit. The UW DSCR (x) is 1.09x, based on the full loan amount.

11	With respect to mortgage loans secured by multiple properties, each mortgage loan’s Original Balance ($), Cut-Off Date Balance ($) and Maturity/ARD Balance ($) are allocated to the respective properties based on an allocation determined by Appraised Value ($) or as shown in the related loan documents.

12	The Admin. Fee (%) includes the primary servicing fee, master servicing fee, sub-servicing fee and trustee fees applicable to each mortgage loan.

13	The Net Mortgage Rate (%) is equal to the related Interest Rate (%) less the related Admin. Fee (%).

14	With respect to mortgage loan number 1, the loan was originated in the amount of $1,575,500,000, of which $500,000,000 is included in the trust. The multiple other notes evidencing the loan have been securitized/are expected to be securitized in one or more future securitizations during 2007 or thereafter. Calculations of LTV, DSCR, Original Loan Balance Per Pad and Cut-off Date Loan Balance Per Pad are based on the whole loan amount.

15	With respect to the mortgage loan number 1, the Floating Rate A-Note, not included in the subject trust, the DSCR calculations assume a LIBOR of 6.50% (LIBOR strike price plus 75 basis point spread).

16	With respect to mortgage loan number 49, after the 13th payment date, the Borrower may request up to 2 times a year that the Lender perform a DSCR analysis to release funds from the Cash Collateral Reserve. If the underwritten DSCR on a trailing 12-month basis for the Hampton Inn and Suites – Herndon, VA Loan equals or exceeds 1.35x, then lender shall release the reserve on the first payment date occurring 20 days after the lender’s receipt of the borrower’s request. If the underwritten DSCR is less than 1.35x on a trailing 12-month basis, then the borrower may elect to prepay the loan subject to yield maintenance, such that the loan will have an underwritten DSCR of at least 1.35x and request the balance of the reserve to be released on the next payment date.

17	If any time on or prior to the 24th payment date, the underwritten DSCR on a trailing 4-month basis for the mortgage loan number 88 equals or exceeds 1.20x, then lender shall release the amount of the reserve for which the borrower qualifies on the next payment date. If the underwritten DSCR is less than 1.20x on a trailing 4-month basis, then the borrower may elect to prepay the loan subject to yield maintenance, such that the loan will have an underwritten DSCR of at least 1.20x and request the balance of the reserve to be released on the next payment date. The borrower may make such a request up to 2 times a year.

18	With respect to mortgage loan number 26, the property consists of two four-story buildings with a combined total of 134-loft/residential units, a stand alone 10,665 square foot retail building, and a 13,140 square foot, 2-story building containing 6 ‘‘live/work’’ units with individual garages. The property is master-leased to the California State University Sacramento (CSUS) on a new NNN 15-year lease with two 5-year extension options. CSUS is taking full occupancy of the property and will lease out the apartments and retail.

19	The DSCR calculation for mortgage loan number 88 was adjusted for the Performance Holdback which was reserved upon the closing of the loan. The UW DSCR is 1.13x excluding the holdback.

20	With respect to mortgage loan number 49, the mortgaged property began operations in September 2007. The Occupancy Percentage for the mortgaged property is based on the number of days the hotel was in operation as of the occupancy date. The appraiser indicated the projected year 1 occupancy as 75%.

21	With respect to mortgage loan number 14, the Monthly Debt Service, Annual Debt Service and UW DSCR are calculated based on an effective amortization term of 260.224517415413. The loan is structured with an interest-only term for months 1 through 24, a 25-year amortization schedule for months 25 through 60, and a 20-year amortization schedule for months 61 through maturity. The Maturity Balance reflected is the actual balloon payment due on the maturity date.

22	With respect to mortgage loan numbers 30 and 155, the interest rate was rounded to the nearest ten-thousandth. The exact interest rates for the mortgage loans are 6.25476% and 6.420002%, respectively, from which the DSCR and principal and interest payments were calculated.

23	With respect to mortgage loan number 10, in connection with a partial release of a certain pad site, during the first two years following the creation of the securitization trust , the borrower may obtain a release of such pad site, subject to, among other things, (i) payment of a release price equal to $2,400,000 plus yield maintenance or (ii) the deposit of the release price into a lender controlled reserve account. Beginning two years after the creation of the securitization trust, a release of the pad site requires (i) either partial defeasance or partial prepayment with yield maintenance, whichever is less expensive or (ii) at the borrower’s option, the deposit of the release price into a lender controlled reserve account. Except as described above, for the remaining mortgaged property the loan has an initial lockout period of two years from the creation of the securitization trust, and thereafter defeasance only is permitted.

24	With respect to mortgage loan numbers 31, 64, 74, 166 and 193 occupancy includes certain space that is master leased to an affiliate of the borrower.

25	With respect to mortgage loan numbers 19 and 108, the properties are primarily occupied by students.

26	Monthly reserves shown are generally the reserves in place at closing of the loan or as of the cut-off-date.

27	With respect to mortgage loan number 4, the physical occupancy is based on 421,196 square feet. The occupancy does not include the 34,150 second floor space, which has yet to be built out. Total square footage is 455,346.

28	With respect to mortgage loan number 77, the two largest tenants, Home Depot and Kohl’s, own their improvements and pay ground rent to the borrower.

29	With respect to mortgage loan 34, all calculations assume an interest rate of 8.2276% and monthly payments of interest and principal equal to $164,993.95. In 2003, the mortgage loan was modified to permit the borrower to make reduced monthly interest payments during a 5-year period ending on the payment date prior to June 1, 2008, with the unpaid amount being deferred until maturity. Therefore, the monthly interest payments until June 1, 2008 are reduced by $28,333.33 per month.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX A-1 (YM Footnotes)

YIELD MAINTENANCE FORMULAS

A-1(YM)-1

[THIS PAGE INTENTIONALLY LEFT BLANK.]

A.	Mortgage loans 1, 2, 59, 68, 71, 80, 138, 147, 150, 183, 215, 218, 238 and 246 provide for a prepayment premium that is equal to the sum of (i) all amounts incurred by lender in connection with the enforcement of its rights under the note, the security instrument, the loan agreement or any of the other loan documents, (ii) any amounts incurred by lender to protect the property or the lien or security created by the loan documents, or for taxes, assessments or insurance premiums as provided in the loan documents, and (iii) the greater of (a) a minimum percentage as described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan and (b) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which borrower would otherwise be required to pay under the note and this agreement during the original term hereof absent such prepayment, including the outstanding principal amount which would otherwise be due upon the scheduled maturity date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a ‘‘mortgage equivalent basis’’ pursuant to the standards and practices of the securities industry association), on the date of such prepayment, of the United States treasury security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment and (y) the outstanding principal amount on the date of such prepayment.

B.	Mortgage loan 21 provides for a prepayment premium that is equal to the sum of (i) all amounts incurred by lender in connection with the enforcement of its rights under the note, the security instrument, this agreement or any of the other loan documents, (ii) any amounts incurred by lender to protect the property or the lien or security created by the loan documents, or for taxes, assessments or insurance premiums as provided in the loan documents, and (iii) the greater of (a) a minimum percentage as described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan and (b) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which borrower would otherwise be required to pay under the note and this agreement during the original term hereof through and including the Scheduled Payment Date immediately following the Lockout Period, absent such prepayment, including the outstanding principal amount which would otherwise be due upon the scheduled maturity date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a ‘‘mortgage equivalent basis’’ pursuant to the standards and practices of the securities industry association), on the date of such prepayment, of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof through and including the Scheduled Payment Date immediately following the lockout period, absent such prepayment, and (y) the outstanding principal amount on the date of such prepayment.

C.	Mortgage loans 26, 40, 58, 65 and 154 provide for a prepayment premium that is equal to the greater of (1) a minimum percentage as described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan or (2) the product obtained by multiplying: (A) the amount of principal being prepaid, by (B) the excess (if any) of the monthly note rate over the Assumed Reinvestment Rate (ARR) by (C) (1-(1/1+ARR)n)/ARR. Where n = number of months remaining between the date of prepayment and the open prepayment. ‘‘ARR’’ = Assumed Reinvestment Rate, which is equal to one-twelfth (1/12) of the yield rate equal to the lesser of (i) the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the stated maturity date, or (ii) the yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the debt, with each such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to the date of such prepayment (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

D.	Mortgage loan 3 provides for a prepayment premium that is equal to the greater of (A) a minimum percentage as described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan and (B) the present value of a series of payments each equal to the Payment Differential (as hereinafter defined) and payable on each payment date over the remaining original term of the note and on the maturity date, discounted at the Reinvestment Yield (as hereinafter defined) for the number of months remaining as of the date of such prepayment to each such payment date and the maturity date. The term ‘‘Payment Differential’’ shall mean an amount equal to (i) the note rate less the Reinvestment Yield, divided by (ii) twelve (12) and multiplied by (iii) the principal sum outstanding under the note being prepaid after application of the constant monthly payment due under the note on the date of such prepayment, provided that the Payment Differential shall in no event be less than zero. The term ‘‘Reinvestment Yield’’ shall mean an amount equal to the lesser of (i) the yield on the U.S. Treasury issue (primary issue) with a maturity closest to the maturity date, or (ii) the yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the indebtedness evidenced by the note, with each such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to the date of such prepayment (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

E.	Mortgage loan 148 provides for a prepayment premium that is equal to the greater of (i) a minimum percentage as described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan and (ii) the remainder of (a) the present value (determined using a discount rate equal to the Treasury Note Rate (hereinafter defined) at such time) of the scheduled payments of principal and interest payable in respect of the principal amount of the loan being so prepaid, including, without limitation, the payments of accrued interest due and the full outstanding principal balance remaining unpaid on the open date of the loan minus (b) the principal amount of the loan being so prepaid. The term ‘‘Treasury Note Rate’’ shall mean, at the time of the prepayment, the rate of interest per annum equal to the yield to maturity (converted by lender to the equivalent monthly yield using lenders system of conversion) of the United States Treasury obligations selected by the holder of the note having maturity dates closest to the maturity date.

F.	Mortgage loan 232 provides for a prepay premium equal to the greater of (i) a minimum percentage as described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan and (ii) the present value as of the prepayment date of the Calculated Payments (defined below) from the prepayment date through the maturity date determined by discounting such payments at the Discount Rate (defined below). In the event of a default prepayment, the prepayment consideration shall mean an amount equal to the greater of (x) one percent (1%) of the principal balance of the note outstanding on the date of such default prepayment, and (y) the present value as of the first day of the fourteenth loan year of the calculated payments from the first day of the fourteenth loan year through the maturity date determined by discounting such payments at the Discount Rate. The ‘‘Calculated Payments’’ are monthly payments of interest only which would be due based on the principal amount outstanding on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (a) the Applicable Interest Rate minus (b) the Treasury Rate (defined below). The ‘‘Discount Rate’’ is the rate which, when compounded monthly, is equivalent to the Treasury Rate (defined below) when compounded semi-annually. The ‘‘Treasury Rate’’ is the yield calculated by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury constant maturities for the week ending prior to the prepayment date, of the U.S. Treasury constant maturities with maturity dates most nearly approximating the maturity date.

G.	Mortgage loans 146, 233 and 242 provide for a prepayment premium that is equal to the greater of (a) a minimum percentage as described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan or (ii) the positive excess of: (1) Present Value of All Future Payments. The present value of all future installments of principal and interest due under this Note absent any such prepayment including the principal due at maturity, discounted at an interest rate per annum equal to the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such premium is payable for instruments having a maturity coterminous with the remaining term of this Note, over (2) Principal Balance. The outstanding principal balance hereof immediately before such prepayment. Treasury Constant Maturity Yield Index’’ shall mean the average yield for ‘‘This Week’’ as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519). If there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the index shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1 % per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1 % with any figure of 1/200 of 1 % or above rounded upward).

H.	Mortgage loans 10, 72, 73, 104, 128, 139, 155, 161, 171, 180, 181, 182, 187, 191, 192, 199, 201, 203, 204, 210, 211, 213, 214, 219, 225, 227, 231, 235 and 236 allow for prepayment with yield maintenance that is equal to the greater of (i) minimum percentage and (ii) amount equal to the product obtained by multiplying: (A) amount of Principal Indebtedness (‘‘PI’’) being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate (‘‘AYR’’) from Adjusted Interest Rate (‘‘AIR’’), by (C) present value factor calculated using formula: (1 — (1 + r/12)ˆ-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof) between date of prepayment or acceleration and maturity date, multiplied by 12/365.25. AIR’’ means Interest Rate multiplied by 365.25/360. AYR’’ means product of formula: (((1+Reference Treasury Yield/2)ˆ(1/6)) — 1) multiplied by 12. ‘‘Minimum percentage’’ is described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan. ‘‘Reference Treasury Yield’’ means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the Loan.

I.	Mortgage loan 22 allows for prepayment with yield maintenance that is equal to the greater of (i) minimum percentage and (ii) amount equal to the product obtained by multiplying: (A) amount of Principal Indebtedness (‘‘PI’’) being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate (‘‘AYR’’) from Adjusted Interest Rate (‘‘AIR’’), by (C) present value factor calculated using formula: (1 — (1 + r/12)ˆ-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof) between date of prepayment or acceleration and open period, multiplied by 12/365.25. AIR’’ means Interest Rate multiplied by 365.25/360. AYR’’ means product of formula: (((1+Reference Treasury Yield/2)ˆ(1/6)) — 1) multiplied by 12. ‘‘Minimum percentage’’ is described under the heading ‘‘Original Prepayment Provisions (Payments)’’ in Annex A-1 for the related loan. ‘‘Reference Treasury Yield’’ means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the Loan.

J.	In case mortgage loan 34 is defeased during the loan period indicated ‘‘Rpch’’ in the Annex A-1, the trust seller of the loan will purchase the loan from the trust and will provide for a prepayment (the ‘‘500 Carson Town Center Repurchase Charge’’) that is equal to the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which borrower would otherwise be required to pay under the note and this agreement during the original term hereof through and including the scheduled payment date immediately preceding the trust extended call date, absent such prepayment, including the outstanding principal amount which would otherwise be due on that trust extended call date, absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a ‘‘mortgage equivalent basis’’ pursuant to the standards and practices of the securities industry association), on the date of such prepayment, of the United States treasury security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment (the ‘‘comparison treasury security’’), and (y) the outstanding principal amount on the date of such prepayment. For the purpose of this calculation, trust extended call date will refer to the February 2021 trust distribution date. Such payment will not constitute a Prepayment Premium nor a Yield Maintenance Charge for the mortgage loan.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A-2

          CERTAIN STATISTICAL INFORMATION REGARDING THE MORTGAGE LOANS

                                      A-2-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              Annex A-2 (All Loans)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                           MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
MORTGAGE LOAN SELLER        LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

CRF                          161           1,190,758,018       42.4%   6.1931         115          1.31       69.5          64.2
MLML                          30             822,080,570       29.3%   6.3291         116          1.41       77.8          76.2
EHY                           19             506,080,226       18.0%   6.4231          87          1.29       71.7          68.5
Natixis                       26             257,055,928        9.1%   6.5350         117          1.22       67.6          59.8
LNR                           10              33,860,404        1.2%   8.6600         132          1.90       42.7          28.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111          1.33X      71.8          68.1
====================================================================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                          MORTGAGED     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PROPERTY TYPE             PROPERTIES      BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Retail                        96             732,563,707       26.1%   6.2698         118          1.26       70.9          66.1
  Anchored                    32             466,198,507       16.6%   6.2565         118          1.25       71.0          67.4
  Unanchored                  40             135,591,848        4.8%   6.3812         117          1.31       69.7          61.7
  Shadow Anchored             17              82,344,466        2.9%   6.2687         118          1.24       71.7          65.6
  Single Tenant                7              48,428,887        1.7%   6.0876         118          1.24       71.7          68.5
Multifamily                  308             702,744,430       25.0%   6.3904         113          1.44       77.6          76.1
  Manufactured Housing       286             557,038,682       19.8%   6.4574         113          1.49       78.6          78.2
  Multifamily                 22             145,705,748        5.2%   6.1343         111          1.24       73.7          68.1
Office                        52             546,490,022       19.4%   6.3512         107          1.31       70.9          66.9
Hospitality                   17             272,874,701        9.7%   6.4634          77          1.34       68.9          65.4
Mixed Use                     25             233,017,652        8.3%   6.2244         125          1.27       68.7          64.9
Industrial                    25             189,575,581        6.7%   6.1737         114          1.27       70.3          63.4
Self Storage                  42             128,594,115        4.6%   6.4228         113          1.39       64.8          58.1
Healthcare                     1               3,974,939        0.1%   9.1000         107          4.05       20.8           NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      566       $   2,809,835,146      100.0%   6.3353         111          1.33X      71.8          68.1
====================================================================================================================================

                              Annex A-2 (All Loans)

PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                          MORTGAGED     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PROPERTY STATE/LOCATION   PROPERTIES      BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

California                    55             628,082,112       22.4%   6.4615         102           1.25      70.2          67.6
  Southern                    37             404,201,394       14.4%   6.3935         110           1.25      68.0          64.8
  Northern                    18             223,880,718        8.0%   6.5845          86           1.26      74.3          72.5
New York                      37             277,769,488        9.9%   6.2469         123           1.36      67.7          63.2
Florida                       45             261,116,336        9.3%   6.2605         116           1.40      74.2          71.3
Texas                         89             245,172,723        8.7%   6.3850         115           1.33      72.9          68.5
Georgia                       28             117,144,004        4.2%   6.3394         113           1.38      77.5          72.8
Colorado                      26             114,922,128        4.1%   6.1651         117           1.37      76.3          74.3
Virginia                      15             107,240,259        3.8%   6.4554         115           1.29      68.8          61.4
Missouri                      21              85,195,811        3.0%   6.3494         118           1.24      74.4          68.7
Maryland                      13              85,045,938        3.0%   6.4863         114           1.37      65.8          60.3
Illinois                      14              73,497,687        2.6%   6.1450         118           1.45      68.5          66.2
District of Columbia           2              69,368,011        2.5%   6.3985          73           1.30      62.8          60.9
Iowa                          16              62,330,187        2.2%   6.1650         113           1.38      68.7          66.3
Utah                          19              51,848,937        1.8%   6.4650         117           1.50      79.7          79.7
Oregon                         4              49,774,677        1.8%   6.4329          94           1.19      74.7          70.7
Michigan                       6              45,721,106        1.6%   6.0450         106           1.34      75.4          69.5
North Carolina                14              43,005,646        1.5%   6.1931         110           1.34      77.6          75.3
Louisiana                      1              41,500,000        1.5%   5.6800         113           1.27      79.8          70.2
Alabama                        4              36,512,965        1.3%   5.9181         119           1.25      75.2          63.6
New Jersey                     7              35,211,171        1.3%   6.7186          95           1.36      66.3          60.9
Pennsylvania                  24              34,733,224        1.2%   6.2657         116           1.48      78.4          74.3
Ohio                           6              34,134,066        1.2%   6.1452         108           1.52      67.2          61.0
Arizona                        7              32,298,839        1.1%   6.6124         116           1.45      62.7          61.9
Massachusetts                  2              26,200,000        0.9%   6.1695         117           1.33      64.7          64.3
Kansas                        29              26,175,817        0.9%   6.4650         117           1.50      79.7          79.7
Hawaii                         2              21,850,000        0.8%   6.1932         117           1.23      74.9          70.2
Oklahoma                      16              19,202,807        0.7%   6.3741         116           1.40      77.2          74.2
Tennessee                      5              19,137,861        0.7%   6.4135          85           1.29      77.5          75.7
Minnesota                      1              18,970,000        0.7%   6.2548         117           1.16      77.7          73.0
Kentucky                       2              17,829,824        0.6%   6.3195         117           1.24      73.1          66.6
Indiana                        7              16,284,891        0.6%   6.4270         117           1.43      78.5          77.4
South Carolina                 4              16,103,161        0.6%   6.5476         117           1.42      72.1          68.8
Washington                     4              13,583,535        0.5%   6.2219         117           1.21      67.3          60.2
Wyoming                       13              13,001,587        0.5%   6.4650         117           1.50      79.7          79.7
Idaho                          5              12,890,664        0.5%   6.3226         116           1.54      69.0          63.2
New Mexico                     5              12,152,599        0.4%   6.2571         105           1.44      79.8          77.2
Arkansas                       5              11,595,874        0.4%   6.0766         116           1.29      79.1          74.8
Mississippi                    2              11,370,966        0.4%   6.5336         118           1.23      76.9          68.4
Nevada                         4               7,435,496        0.3%   6.1848         116           2.08      53.5          47.8
Maine                          3               6,764,068        0.2%   6.5500          58           1.45      71.2          67.2
North Dakota                   2               4,311,012        0.2%   6.4650         117           1.50      79.7          79.7
Nebraska                       1               2,351,000        0.1%   6.4650         117           1.50      79.7          79.7
Rhode Island                   1                 998,670        0.0%   7.3500         118           1.24      69.8          61.6
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TOTAL/WEIGHTED AVERAGE:      566       $   2,809,835,146      100.0%   6.3353         111           1.33X     71.8          68.1
====================================================================================================================================

                              Annex A-2 (All Loans)

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF CUT-OFF DATE      MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PRINCIPAL BALANCES ($)      LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    684,177 - 1,999,999       41              54,485,452        1.9%   6.7691         112          1.60       55.4           52.3
  2,000,000 - 3,999,999       61             180,433,363        6.4%   6.4237         116          1.51       64.1           59.0
  4,000,000 - 4,999,999       25             110,950,773        3.9%   6.3706         113          1.26       68.5           61.9
  5,000,000 - 5,999,999       13              69,932,712        2.5%   6.3230         114          1.26       72.0           65.5
  6,000,000 - 6,999,999       14              90,248,338        3.2%   6.0978         111          1.30       68.1           63.0
  7,000,000 - 7,999,999       15             113,907,038        4.1%   6.2903         119          1.31       68.8           61.6
  8,000,000 - 9,999,999       17             151,411,868        5.4%   6.4145         125          1.28       71.9           67.1
 10,000,000 - 12,999,999      17             184,708,318        6.6%   6.4388         111          1.31       67.6           60.8
 13,000,000 - 19,999,999      14             220,363,153        7.8%   6.1749         122          1.28       72.6           68.5
 20,000,000 - 49,999,999      21             630,445,682       22.4%   6.0419         112          1.29       72.4           67.8
 50,000,000 - 99,999,999      5              268,518,450        9.6%   6.3954         107          1.19       66.6           62.6
100,000,000 - 500,000,000     3              734,430,000       26.1%   6.5492         101          1.42       78.5           78.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111          1.33X      71.8           68.1
====================================================================================================================================

Minimum:                              $684,177
Maximum:                              $500,000,000
Average:                              $11,422,094

MORTGAGE RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF                   MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
MORTGAGE RATES (%)          LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     5.5470 - 5.5999           3              51,762,879        1.8%   5.5740         118           1.28      79.1          69.7
     5.6000 - 5.6999           7             116,114,475        4.1%   5.6543         116           1.46      69.6          64.8
     5.7000 - 5.7999          14             176,266,980        6.3%   5.7653         115           1.34      74.3          68.6
     5.8000 - 5.8999           9              41,140,823        1.5%   5.8601         105           1.45      68.9          62.6
     5.9000 - 5.9999          11             134,386,886        4.8%   5.9292         114           1.37      73.3          70.0
     6.0000 - 6.2499          57             659,423,394       23.5%   6.1684         110           1.26      69.6          65.1
     6.2500 - 6.4999          72             941,513,571       33.5%   6.4099         116           1.39      75.2          72.6
     6.5000 - 9.8000          73             689,226,139       24.5%   6.8186         101           1.30      68.3          64.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111           1.33X     71.8          68.1
====================================================================================================================================

Minimum:                              5.5470
Maximum:                              9.8000
Weighted Average:                     6.3353

                              Annex A-2 (All Loans)

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF DEBT SERVICE      MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
COVERAGE RATIOS (X)         LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    1.00 - 1.19               41             610,587,496       21.7%   6.3980         124           1.15      71.3          65.4
    1.20 - 1.24               89             662,646,574       23.6%   6.3199         105           1.21      72.3          66.8
    1.25 - 1.29               25             342,618,597       12.2%   6.3237         102           1.27      74.5          70.1
    1.30 - 1.34               20             207,821,737        7.4%   6.2155         112           1.32      71.1          67.9
    1.35 - 1.39               15             115,042,210        4.1%   6.2725          87           1.36      63.5          60.0
    1.40 - 1.44                9              70,875,442        2.5%   5.9364          98           1.42      70.7          65.7
    1.45 - 1.49                7             126,302,003        4.5%   6.0957          99           1.47      73.0          70.2
    1.50 - 1.74               18             598,061,066       21.3%   6.4151         117           1.52      75.8          75.3
    1.75 - 1.99                3              13,322,751        0.5%   5.8786          93           1.79      56.7          55.5
    2.00 - 4.47               19              62,557,269        2.2%   6.7363         110           2.58      37.5          38.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111           1.33X     71.8          68.1
====================================================================================================================================

Minimum:                              1.00x
Maximum:                              4.47x
Weighted Average:                     1.33x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF CUT-OFF DATE      MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
LOAN-TO-VALUE RATIOS (%)    LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

     5.50 - 50.00             34              95,470,547        3.4%   6.8155         112           2.07      35.7          34.4
    50.01 - 60.00             21             178,264,338        6.3%   6.4673         116           1.41      56.8          52.1
    60.01 - 65.00             27             246,787,394        8.8%   6.3898         115           1.34      63.3          59.7
    65.01 - 70.00             38             379,512,348       13.5%   6.2945         108           1.22      67.5          62.3
    70.01 - 75.00             53             563,775,219       20.1%   6.3418         103           1.24      72.6          67.6
    75.01 - 77.50             31             285,394,679       10.2%   6.2120         118           1.22      76.1          69.6
    77.51 - 80.00             39             982,955,621       35.0%   6.3242         112           1.38      79.4          77.1
    80.01 - 81.70              3              77,675,000        2.8%   6.0165         117           1.34      81.3          78.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111           1.33X     71.8          68.1
====================================================================================================================================

Minimum:                              5.5
Maximum:                              81.7
Weighted Average:                     71.8

                              Annex A-2 (All Loans)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF MATURITY DATE     MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
OR ARD LTV RATIOS (%)       LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   Fully Amortizing           10              42,440,420        1.5%   8.0252         214           1.59      54.2           0.0
    7.00 - 40.00              18              47,345,057        1.7%   6.5127         110           2.33      31.3          28.2
   40.01 - 49.99              16             151,585,406        5.4%   6.5600         118           1.28      56.2          46.9
   50.00 - 60.00              48             295,367,526       10.5%   6.3065         115           1.37      62.8          56.4
   60.01 - 62.50              23             125,975,271        4.5%   6.3237         116           1.28      66.9          61.4
   62.51 - 65.00              32             302,318,323       10.8%   6.1688         114           1.28      69.6          64.1
   65.01 - 67.50              25             326,192,973       11.6%   6.2656         100           1.25      71.0          66.6
   67.51 - 70.00              24             212,220,860        7.6%   6.1951         115           1.25      74.4          68.7
   70.01 - 75.00              37             503,801,310       17.9%   6.2231         100           1.22      76.9          72.3
   75.01 - 80.00              12             756,413,000       26.9%   6.4335         110           1.41      79.3          79.0
   80.01 - 81.70               1              46,175,000        1.6%   5.9240         116           1.49      81.7          81.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111           1.33X     71.8          68.1
====================================================================================================================================

Minimum:                              7.0
Maximum:                              81.7
Weighted Average:                     68.1

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF REMAINING         MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
TERMS TO MATURITY (MOS.)    LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

       29 - 60                16             279,738,352       10.0%   6.5183          55           1.32      70.0          68.8
       61 - 84                 6             135,059,000        4.8%   6.7068          80           1.32      76.6          76.4
       85 - 121              218           2,330,264,707       82.9%   6.2770         117           1.34      71.8          67.5
      122 - 356                6              64,773,088        2.3%   6.8711         189           1.16      70.9          72.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111           1.33X     71.8          68.1
====================================================================================================================================

Minimum:                              29 mos.
Maximum:                              356 mos.
Weighted Average:                     111 mos.

                              Annex A-2 (All Loans)

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
RANGE OF REMAINING        NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
STATED AMORTIZATION        MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
TERMS (MOS.)                LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   Interest Only              29             995,302,000       35.4%   6.3577         106           1.45      75.6          75.6
      44 - 240                10              33,860,404        1.2%   8.6600         132           1.90      42.7          28.5
     241 - 300                14             113,065,895        4.0%   6.3385         126           1.26      67.0          52.2
     301 - 360               172           1,417,831,400       50.5%   6.3133         111           1.26      69.5          63.8
     361 - 420                21             249,775,446        8.9%   6.0551         117           1.23      75.9          70.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111           1.33X     71.8          68.1
====================================================================================================================================

Minimum:                              44 mos.
Maximum:                              420 mos.
Weighted Average:                     357 mos.

                              Annex A-2 (All Loans)

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF                   WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF   MORTGAGE   WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                           MORTGAGE     DATE PRINCIPAL       POOL     MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
AMORTIZATION TYPES          LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

IO-Balloon                   122           1,310,343,000       46.6%   6.2232         110           1.23      71.2          65.9
Interest Only                 29             995,302,000       35.4%   6.3577         106           1.45      75.6          75.6
Balloon                       85             461,749,727       16.4%   6.4503         112           1.36      67.0          58.0
Fully Amortizing              10              42,440,420        1.5%   8.0252         214           1.59      54.2           NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      246       $   2,809,835,146      100.0%   6.3353         111           1.33X     71.8          68.1
====================================================================================================================================

ESCROW TYPES

------------------------------------------------------------------------------------------------
                                                         AGGREGATE CUT-OFF         % OF INITIAL
                                    NUMBER OF             DATE PRINCIPAL           MORTGAGE POOL
ESCROW TYPES                      MORTGAGE LOANS            BALANCE ($)               BALANCE
------------------------------------------------------------------------------------------------

Real Estate Tax                        207                   2,490,992,344               88.7%
Insurance                              197                   2,399,656,848               85.4%
Replacement Reserves                   165                   2,115,307,791               75.3%
TI/LC Reserves                         100                     886,769,228               51.8%
================================================================================================

LOCKBOX TYPES

------------------------------------------------------------------------------------------------
                                                         AGGREGATE CUT-OFF         % OF INITIAL
                                    NUMBER OF             DATE PRINCIPAL           MORTGAGE POOL
LOCKBOX TYPES                     MORTGAGE LOANS            BALANCE ($)               BALANCE
------------------------------------------------------------------------------------------------

Hard                                    33                   1,245,480,360               44.3%
None at Closing, Springing Hard         35                     394,448,764               14.0%
Soft                                    4                       53,544,545                1.9%

                            Annex A-2 (Loan Group 1)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                           MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
MORTGAGE LOAN SELLER        LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

CRF                          154           1,135,563,544       52.0%   6.2103         116           1.31      69.2          64.1
EHY                           17             498,155,226       22.8%   6.4339          87           1.29      71.7          68.4
MLML                          26             293,330,570       13.4%   6.1350         115           1.27      74.8          70.9
Natixis                       22             230,063,245       10.5%   6.5728         117           1.22      67.1          58.9
LNR                            7              28,007,646        1.3%   8.5937         145           1.88      45.2           7.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                          MORTGAGED     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PROPERTY TYPE             PROPERTIES      BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Retail                        96             732,563,707       33.5%   6.2698         118           1.26      70.9          66.1
Anchored                      32             466,198,507       21.3%   6.2565         118           1.25      71.0          67.4
Unanchored                    40             135,591,848        6.2%   6.3812         117           1.31      69.7          61.7
Shadow Anchored               17              82,344,466        3.8%   6.2687         118           1.24      71.7          65.6
Single Tenant                  7              48,428,887        2.2%   6.0876         118           1.24      71.7          68.5
Office                        52             546,490,022       25.0%   6.3512         107           1.31      70.9          66.9
Hospitality                   17             272,874,701       12.5%   6.4634          77           1.34      68.9          65.4
Mixed Use                     25             233,017,652       10.7%   6.2244         125           1.27      68.7          64.9
Industrial                    25             189,575,581        8.7%   6.1737         114           1.27      70.3          63.4
Self Storage                  42             128,594,115        5.9%   6.4228         113           1.39      64.8          58.1
Manufactured Housing          10              45,438,682        2.1%   6.4378          68           1.46      68.8          64.7
Multifamily                    5              32,590,832        1.5%   6.3436         117           1.14      77.6          72.8
Healthcare                     1               3,974,939        0.2%   9.1000         107           4.05      20.8           NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      273       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

                            Annex A-2 (Loan Group 1)

PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                          MORTGAGED     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PROPERTY STATE/LOCATION   PROPERTIES      BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

California                    52             611,739,299       28.0%   6.4665         101           1.25      70.4          67.7
  Southern                    34             387,858,580       17.7%   6.3985         110           1.24      68.1          64.8
  Northern                    18             223,880,718       10.2%   6.5845          86           1.26      74.3          72.5
New York                      24             257,136,533       11.8%   6.2155         124           1.35      67.1          62.0
Florida                       26             184,376,253        8.4%   6.1754         115           1.36      71.9          67.8
Texas                         39             174,198,746        8.0%   6.3524         114           1.25      70.2          63.9
Virginia                      11              89,645,784        4.1%   6.5560         117           1.29      68.4          60.8
Maryland                      13              85,045,938        3.9%   6.4863         114           1.37      65.8          60.3
Missouri                      12              76,000,000        3.5%   6.3354         118           1.21      73.8          67.4
District of Columbia           2              69,368,011        3.2%   6.3985          73           1.30      62.8          60.9
Colorado                       7              64,375,000        2.9%   5.9603         117           1.28      73.7          70.7
Georgia                       11              61,615,697        2.8%   6.2480         109           1.29      75.5          67.2
Illinois                       6              54,086,643        2.5%   6.0363         118           1.48      64.8          62.4
Oregon                         4              49,774,677        2.3%   6.4329          94           1.19      74.7          70.7
Louisiana                      1              41,500,000        1.9%   5.6800         113           1.27      79.8          70.2
Iowa                           2              35,797,658        1.6%   5.9426         109           1.29      60.6          56.4
Ohio                           6              34,134,066        1.6%   6.1452         108           1.52      67.2          61.0
Arizona                        7              32,298,839        1.5%   6.6124         116           1.45      62.7          61.9
New Jersey                     6              31,230,239        1.4%   6.4597         102           1.27      70.0          64.3
Michigan                       2              26,886,768        1.2%   6.0805          98           1.35      74.7          68.3
Massachusetts                  2              26,200,000        1.2%   6.1695         117           1.33      64.7          64.3
Hawaii                         2              21,850,000        1.0%   6.1932         117           1.23      74.9          70.2
Minnesota                      1              18,970,000        0.9%   6.2548         117           1.16      77.7          73.0
Kentucky                       2              17,829,824        0.8%   6.3195         117           1.24      73.1          66.6
Tennessee                      2              15,400,000        0.7%   6.4010          77           1.24      77.0          74.7
Pennsylvania                   3              15,239,730        0.7%   6.0107         116           1.46      76.6          67.5
Washington                     4              13,583,535        0.6%   6.2219         117           1.21      67.3          60.2
Mississippi                    2              11,370,966        0.5%   6.5336         118           1.23      76.9          68.4
Idaho                          3              11,169,306        0.5%   6.3006         116           1.55      67.3          60.6
Alabama                        3               9,412,965        0.4%   6.3156         118           1.33      71.1          61.0
South Carolina                 1               8,060,000        0.4%   6.6300         117           1.34      64.5          57.9
Oklahoma                       3               7,691,541        0.4%   6.2380         116           1.25      73.6          66.1
Nevada                         4               7,435,496        0.3%   6.1848         116           2.08      53.5          47.8
Maine                          3               6,764,068        0.3%   6.5500          58           1.45      71.2          67.2
New Mexico                     2               4,866,023        0.2%   5.9457          87           1.34      79.9          73.5
Indiana                        2               4,278,544        0.2%   6.3205         117           1.25      75.2          71.1
Arkansas                       1               2,400,000        0.1%   6.9600         120           1.20      77.4          71.2
North Carolina                 1               2,389,413        0.1%   6.1100         115           1.20      69.8          59.6
Rhode Island                   1                 998,670        0.0%   7.3500         118           1.24      69.8          61.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      273       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

                            Annex A-2 (Loan Group 1)

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF CUT-OFF DATE      MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PRINCIPAL BALANCES ($)      LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    684,177 - 2,999,999       70             131,314,589        6.0%   6.5319         114           1.56      59.0          53.6
  3,000,000 - 3,999,999       25              87,653,785        4.0%   6.3169         124           1.49      67.7          63.7
  4,000,000 - 4,999,999       24             106,950,773        4.9%   6.3856         113           1.27      68.1          61.6
  5,000,000 - 5,999,999       12              64,932,712        3.0%   6.3632         118           1.26      71.7          64.7
  6,000,000 - 6,999,999       11              71,583,863        3.3%   6.2092         110           1.30      66.5          61.9
  7,000,000 - 7,999,999       12              90,507,038        4.1%   6.3655         120           1.33      68.2          60.3
  8,000,000 - 9,999,999       15             133,811,868        6.1%   6.4233         126           1.29      71.1          66.1
 10,000,000 - 14,999,999      23             267,458,318       12.2%   6.2865         113           1.29      69.1          62.8
 15,000,000 - 19,999,999       7             124,613,153        5.7%   6.3675         126           1.31      72.5          69.6
 20,000,000 - 49,999,999      20             603,345,682       27.6%   6.0537         112           1.30      72.2          67.9
 50,000,000 - 130,100,000      7             502,948,450       23.0%   6.5508          88           1.22      71.0          68.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

Minimum:                     $684,177
Maximum:                     $130,100,000
Average:                     $9,668,674

MORTGAGE RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF                   MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
MORTGAGE RATES (%)          LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   5.5760 - 5.5999             2              45,562,879        2.1%   5.5776         118           1.29      79.0          69.2
   5.6000 - 5.6999             6             110,000,000        5.0%   5.6534         116           1.47      69.3          64.8
   5.7000 - 5.7999            10             121,966,980        5.6%   5.7611         113           1.37      73.9          69.8
   5.8000 - 5.8999             8              36,140,823        1.7%   5.8684         112           1.47      68.1          60.9
   5.9000 - 5.9999             9             122,436,886        5.6%   5.9265         113           1.39      73.4          70.2
   6.0000 - 6.2499            56             656,180,711       30.0%   6.1690         110           1.26      69.5          65.1
   6.2500 - 6.4999            66             412,878,571       18.9%   6.3472         116           1.27      70.0          64.1
   6.5000 - 9.3750            69             679,953,380       31.1%   6.8016         102           1.29      68.7          65.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

Minimum:                     5.5760
Maximum:                     9.3750
Weighted Average:            6.3199

                            Annex A-2 (Loan Group 1)

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF DEBT SERVICE      MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
COVERAGE RATIOS (X)         LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   1.00 - 1.19                37             586,324,813       26.8%   6.4008         125           1.15      71.1          65.2
   1.20 - 1.24                82             600,236,574       27.5%   6.3669         104           1.21      72.1          66.9
   1.25 - 1.29                23             323,504,122       14.8%   6.3578         101           1.27      74.5          70.2
   1.30 - 1.34                18             201,096,737        9.2%   6.2238         114           1.32      71.1          67.7
   1.35 - 1.44                23             179,567,652        8.2%   6.1569          90           1.38      66.1          62.2
   1.45 - 1.49                 7             126,302,003        5.8%   6.0957          99           1.47      73.0          70.2
   1.50 - 1.59                10              48,810,094        2.2%   5.9586         117           1.54      59.7          55.5
   1.60 - 1.79                 8              58,994,711        2.7%   6.2004         112           1.68      54.6          51.8
   1.80 - 4.47                18              60,283,523        2.8%   6.5468         114           2.58      37.5          38.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

Minimum:                     1.00x
Maximum:                     4.47x
Weighted Average:            1.30x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
RANGE OF CUT-OFF          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
DATE LOAN-TO-VALUE         MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
RATIOS (%)                  LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    5.50 - 50.00              31              89,617,788        4.1%   6.6743         115           2.07      36.1          34.4
   50.01 - 60.00              21             178,264,338        8.2%   6.4673         116           1.41      56.8          52.1
   60.01 - 65.00              26             245,062,394       11.2%   6.3894         116           1.34      63.3          59.6
   65.01 - 70.00              34             355,902,348       16.3%   6.3101         107           1.22      67.4          62.2
   70.01 - 75.00              50             541,240,745       24.8%   6.3618         103           1.24      72.5          67.6
   75.01 - 77.50              27             237,244,679       10.9%   6.2786         119           1.22      76.0          69.9
   77.51 - 81.70              37             537,787,938       24.6%   6.1629         107           1.26      79.4          75.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

Minimum:                     5.5
Maximum:                     81.7
Weighted Average:            70.0

                            Annex A-2 (Loan Group 1)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF MATURITY DATE     MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
OR ARD LTV RATIOS (%)       LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  Fully Amortizing             8              40,568,594        1.9%   7.9589         219           1.57      56.0           NAP
    7.00 - 50.00              33             194,949,531        8.9%   6.5038         118           1.52      50.6          42.6
   50.01 - 55.00              18              84,870,226        3.9%   6.3232         118           1.53      59.4          53.3
   55.01 - 60.00              30             210,497,300        9.6%   6.2997         114           1.30      64.2          57.6
   60.01 - 62.50              20             116,190,271        5.3%   6.3501         116           1.28      66.9          61.3
   62.51 - 65.00              30             267,618,323       12.2%   6.2036         113           1.29      68.9          64.1
   65.01 - 67.50              22             299,128,498       13.7%   6.3071          99           1.25      70.9          66.6
   67.51 - 70.00              22             205,558,177        9.4%   6.1924         117           1.25      74.4          68.7
   70.01 - 75.00              32             468,151,310       21.4%   6.2378          98           1.22      76.9          72.3
   75.01 - 81.70              11             297,588,000       13.6%   6.3121         100           1.28      79.0          78.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

Minimum:                     7.0
Maximum:                     81.7
Weighted Average:            65.5

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
RANGE OF REMAINING        NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
TERMS TO MATURITY          MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
(MOS.)                      LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

    29 - 84                   18             400,671,420       18.3%   6.5690          64           1.31      72.5          71.7
    85 - 114                  15             215,213,623        9.8%   6.0493         111           1.38      71.9          69.1
   115 - 121                 188           1,505,254,914       68.9%   6.2699         118           1.29      68.9          63.1
   122 - 356                   5              63,980,274        2.9%   6.8448         189           1.14      71.6          72.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

Minimum:                     29 mos.
Maximum:                     356 mos.
Weighted Average:            109 mos.

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
RANGE OF REMAINING        NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
STATED AMORTIZATION        MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
TERMS (MOS.)                LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   Interest Only              26             488,577,000       22.4%   6.2532          96           1.40      71.5          71.5
       44 - 240                7              28,007,646        1.3%   8.5937         145           1.88      45.2           7.0
      241 - 300               14             113,065,895        5.2%   6.3385         126           1.26      67.0          52.2
      301 - 360              161           1,329,058,717       60.8%   6.3379         111           1.27      69.2          63.6
      361 - 420               18             226,410,972       10.4%   6.0675         117           1.23      75.9          70.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

Minimum:                     44 mos.
Maximum:                     420 mos.
Weighted Average:            357 mos.

                            Annex A-2 (Loan Group 1)

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                           MORTGAGE     DATE PRINCIPAL      GROUP 1   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
AMORTIZATION TYPES          LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

IO-Balloon                   111           1,234,663,000       56.5%   6.2357         110           1.23      71.0          65.8
Interest Only                 26             488,577,000       22.4%   6.2532          96           1.40      71.5          71.5
Balloon                       81             421,311,637       19.3%   6.4861         112           1.37      66.5          57.6
Fully Amortizing               8              40,568,594        1.9%   7.9589         219           1.57      56.0           NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      226       $   2,185,120,230      100.0%   6.3199         109           1.30X     70.0          65.5
====================================================================================================================================

ESCROW TYPES

---------------------------------------------------------------------
                                                              % OF
                                                            INITIAL
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN
                           MORTGAGE     DATE PRINCIPAL      GROUP 1
ESCROW TYPES                LOANS         BALANCE ($)       BALANCE
---------------------------------------------------------------------
Real Estate Tax              187           1,866,277,428       85.4%
Insurance                    179           1,776,813,758       81.3%
Replacement Reserves         148           1,500,414,701       68.7%
TI/LC Reserves               100             886,769,228       51.8%
---------------------------------------------------------------------

LOCKBOX TYPES

---------------------------------------------------------------------
                                                              % OF
                                                            INITIAL
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN
                           MORTGAGE     DATE PRINCIPAL      GROUP 1
LOCKBOX TYPES               LOANS         BALANCE ($)       BALANCE
---------------------------------------------------------------------
Hard                          32             745,480,360       34.1%
None at Closing,
  Springing Hard              31             367,456,081       16.8%
Soft                           2              48,414,545        2.2%

                            Annex A-2 (Loan Group 2)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                           MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
MORTGAGE LOAN SELLER        LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

MLML                           4             528,750,000       84.6%   6.4368         117           1.49      79.4          79.1
CRF                            7              55,194,475        8.8%   5.8392         109           1.23      75.6          67.1
Natixis                        4              26,992,683        4.3%   6.2133         118           1.19      72.1          67.5
EHY                            2               7,925,000        1.3%   5.7444         101           1.24      75.6          71.2
LNR                            3               5,852,759        0.9%   8.9774          67           2.03      30.4          34.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                                          WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                          MORTGAGED     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PROPERTY TYPE             PROPERTIES      BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Manufactured Housing         276             511,600,000       81.9%   6.4591         117           1.49      79.5          79.4
Multifamily                   17             113,114,916       18.1%   6.0740         110           1.27      72.6          66.8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      293       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                          MORTGAGED     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PROPERTY STATE/LOCATION   PROPERTIES      BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Florida                       19              76,740,083       12.3%   6.4650         117           1.50      79.7          79.7
Texas                         50              70,973,977       11.4%   6.4650         117           1.50      79.7          79.7
Georgia                       17              55,528,307        8.9%   6.4408         117           1.48      79.7          79.0
Utah                          19              51,848,937        8.3%   6.4650         117           1.50      79.7          79.7
Colorado                      19              50,547,128        8.1%   6.4258         117           1.48      79.7          79.0
North Carolina                13              40,616,233        6.5%   6.1980         109           1.34      78.0          76.2
Alabama                        1              27,100,000        4.3%   5.7800         120           1.22      76.6          64.5
Iowa                          14              26,532,529        4.2%   6.4650         117           1.50      79.7          79.7
Kansas                        29              26,175,817        4.2%   6.4650         117           1.50      79.7          79.7
New York                      13              20,632,955        3.3%   6.6385         110           1.49      74.7          78.1
Pennsylvania                  21              19,493,494        3.1%   6.4650         117           1.50      79.7          79.7
Illinois                       8              19,411,044        3.1%   6.4481         118           1.36      78.7          76.8
Michigan                       4              18,834,338        3.0%   5.9943         118           1.33      76.4          71.2
Virginia                       4              17,594,475        2.8%   5.9430         105           1.29      70.5          64.4
California                     3              16,342,814        2.6%   6.2747         120           1.27      65.5          64.6
Wyoming                       13              13,001,587        2.1%   6.4650         117           1.50      79.7          79.7
Indiana                        5              12,006,347        1.9%   6.4650         117           1.50      79.7          79.7
Oklahoma                      13              11,511,266        1.8%   6.4650         117           1.50      79.7          79.7
Arkansas                       4               9,195,874        1.5%   5.8461         115           1.31      79.6          75.8
Missouri                       9               9,195,811        1.5%   6.4650         117           1.50      79.7          79.7
South Carolina                 3               8,043,161        1.3%   6.4650         117           1.50      79.7          79.7
New Mexico                     3               7,286,576        1.2%   6.4650         117           1.50      79.7          79.7
North Dakota                   2               4,311,012        0.7%   6.4650         117           1.50      79.7          79.7
New Jersey                     1               3,980,932        0.6%   8.7500          43           2.04      37.5          34.1
Tennessee                      3               3,737,861        0.6%   6.4650         117           1.50      79.7          79.7
Nebraska                       1               2,351,000        0.4%   6.4650         117           1.50      79.7          79.7
Idaho                          2               1,721,358        0.3%   6.4650         117           1.50      79.7          79.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      293       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

                            Annex A-2 (Loan Group 2)

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF CUT-OFF DATE      MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
PRINCIPAL BALANCES ($)      LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   792,814 - 3,499,999         6              11,969,509        1.9%   6.8160          90           1.33      62.0          65.6
 3,500,000 - 4,499,999         2               7,980,932        1.3%   7.3567          80           1.62      58.7          52.4
 4,500,000 - 5,499,999         1               5,000,000        0.8%   5.8000          54           1.30      75.2          75.2
 5,500,000 - 6,999,999         3              18,664,475        3.0%   5.6703         116           1.30      74.1          67.2
 7,000,000 - 9,999,999         5              41,000,000        6.6%   6.1487         118           1.19      73.6          69.7
10,000,000 - 19,999,999        1              13,000,000        2.1%   5.7830         118           1.25      74.9          67.4
20,000,000 - 500,000,000       2             527,100,000       84.4%   6.4298         117           1.49      79.5          78.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

Minimum:                    $792,814
Maximum:                    $500,000,000
Average:                    $31,235,746

MORTGAGE RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF                   MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
MORTGAGE RATES (%)          LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  5.5470 - 5.7999              6              66,614,475       10.7%   5.7440         118           1.25      75.5          66.6
  5.8000 - 5.8999              1               5,000,000        0.8%   5.8000          54           1.30      75.2          75.2
  5.9000 - 6.0999              3              15,192,683        2.4%   5.9766         117           1.20      73.7          67.6
  6.1000 - 6.4999              6             528,635,000       84.6%   6.4588         117           1.48      79.3          79.1
  6.5000 - 9.8000              4               9,272,759        1.5%   8.0637          63           1.71      45.0          49.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

Minimum:                    5.5470
Maximum:                    9.8000
Weighted Average:           6.3894

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF DEBT SERVICE      MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
COVERAGE RATIOS (X)         LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  1.15 - 1.19                  4              24,262,683        3.9%   6.3289         109           1.16      76.7          72.1
  1.20 - 1.24                  7              62,410,000       10.0%   5.8675         118           1.22      74.6          66.6
  1.25 - 1.29                  2              19,114,475        3.1%   5.7469         117           1.25      74.5          66.9
  1.30 - 1.39                  2               6,725,000        1.1%   5.9678          55           1.31      71.7          71.7
  1.40 - 2.65                  5             512,202,759       82.0%   6.4854         116           1.51      79.0          79.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

Minimum:                    1.15x
Maximum:                    2.65x
Weighted Average:           1.45x

                            Annex A-2 (Loan Group 2)

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
RANGE OF CUT-OFF          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
DATE LOAN-TO-VALUE         MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
RATIOS (%)                  LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  13.20 - 70.00                8              31,187,759        5.0%   6.6293         105           1.41      60.6          59.6
  70.01 - 72.50                1               3,420,000        0.5%   6.5000          56           1.15      70.1          67.8
  72.51 - 75.00                2              19,114,475        3.1%   5.7469         117           1.25      74.5          66.9
  75.01 - 77.50                4              48,150,000        7.7%   5.8838         112           1.22      76.5          68.1
  77.51 - 79.70                5             522,842,683       83.7%   6.4444         117           1.49      79.7          79.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

Minimum:                    13.2
Maximum:                    79.7
Weighted Average:           78.3

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
RANGE OF MATURITY DATE     MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
OR ARD LTV RATIOS (%)       LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  Fully Amortizing             2               1,871,826        0.3%   9.4612         119           2.02      15.2           NAP
    34.10 - 60.00              1               3,980,932        0.6%   8.7500          43           2.04      37.5          34.1
    60.01 - 65.00              5              44,485,000        7.1%   5.9243         117           1.25      72.9          63.7
    65.01 - 67.50              3              27,064,475        4.3%   5.8065         117           1.24      72.7          66.6
    67.51 - 70.00              2               6,662,683        1.1%   6.2810          84           1.16      74.5          67.7
    70.01 - 75.00              5              35,650,000        5.7%   6.0297         117           1.19      77.8          72.8
    75.01 - 79.70              2             505,000,000       80.8%   6.4584         116           1.50      79.7          79.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

Minimum:                    34.1
Maximum:                    79.7
Weighted Average:           77.1

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
RANGE OF REMAINING        NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
TERMS TO MATURITY          MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
(MOS.)                      LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

   43 - 109                    5              15,204,945        2.4%   7.0879          54           1.48      58.2          60.2
  110 - 165                   15             609,509,971       97.6%   6.3720         117           1.45      78.8          77.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

Minimum:                    43 mos.
Maximum:                    165 mos.
Weighted Average:           116 mos.

                            Annex A-2 (Loan Group 2)

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
RANGE OF REMAINING        NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
STATED AMORTIZATION        MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
TERMS (MOS.)                LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  Interest Only                3             506,725,000       81.1%   6.4584         116           1.50      79.6          79.6
     86 - 360                 14              94,625,442       15.1%   6.1320         113           1.28      71.6          65.3
    361 - 420                  3              23,364,475        3.7%   5.9352         117           1.21      76.1          71.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

Minimum:                    86 mos.
Maximum:                    420 mos.
Weighted Average:           363 mos.

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                              % OF                  WTD. AVG.               WTD. AVG.     WTD. AVG.
                                                            INITIAL                 REMAINING                CUT-OFF      MATURITY
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN    WTD. AVG.      TERM TO                  DATE       DATE OR ARD
                           MORTGAGE     DATE PRINCIPAL      GROUP 2   MORTGAGE    MATURITY/ARD   WTD. AVG.     LTV           LTV
AMORTIZATION TYPES          LOANS         BALANCE ($)       BALANCE   RATE (%)       (MOS.)      DSCR (X)   RATIO (%)     RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                  3             506,725,000       81.1%   6.4584         116           1.50      79.6          79.6
IO-Balloon                    11              75,680,000       12.1%   6.0180         115           1.22      73.9          68.8
Balloon                        4              40,438,090        6.5%   6.0774         111           1.30      72.5          61.9
Fully Amortizing               2               1,871,826        0.3%   9.4612         119           2.02      15.2           NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       20       $     624,714,916      100.0%   6.3894         116           1.45X     78.3          77.1
====================================================================================================================================

ESCROW TYPES

---------------------------------------------------------------------
                                                              % OF
                                                            INITIAL
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN
                           MORTGAGE     DATE PRINCIPAL      GROUP 2
ESCROW TYPES                LOANS         BALANCE ($)       BALANCE
---------------------------------------------------------------------
Real Estate Tax               20             624,714,916      100.0%
Insurance                     18             622,843,090       99.7%
Replacement Reserves          17             614,893,090       98.4%
---------------------------------------------------------------------

LOCKBOX TYPES

---------------------------------------------------------------------
                                                              % OF
                                                            INITIAL
                          NUMBER OF    AGGREGATE CUT-OFF      LOAN
                           MORTGAGE     DATE PRINCIPAL      GROUP 2
LOCKBOX TYPES               LOANS         BALANCE ($)       BALANCE
---------------------------------------------------------------------
Hard                           1             500,000,000       80.0%
None at Closing,
  Springing Hard               4              26,992,683        4.3%
Soft                           2               5,130,000        0.8%

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A-3

                  500 CARSON TOWN CENTER AMORTIZATION SCHEDULE

                                      A-3-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

Annex A-3
500 Carson Town Center
Amortization Schedule

Period	Date	Interest	Principal	Balance
0	11/1/2007	88,760.32	47,900.30	17,030,273.89
1	12/1/2007	88,431.90	48,228.72	16,982,045.18
2	1/1/2008	88,101.23	48,559.39	16,933,485.79
3	2/1/2008	87,768.29	48,892.33	16,884,593.46
4	3/1/2008	87,433.07	49,227.55	16,835,365.92
5	4/1/2008	87,095.55	49,565.07	16,785,800.85
6	5/1/2008	86,755.72	49,904.90	16,735,895.94
7	6/1/2008	114,746.88	50,247.07	16,685,648.87
8	7/1/2008	114,402.37	50,591.58	16,635,057.29
9	8/1/2008	114,055.50	50,938.45	16,584,118.84
10	9/1/2008	113,706.25	51,287.70	16,532,831.14
11	10/1/2008	113,354.60	51,639.35	16,481,191.79
12	11/1/2008	113,000.54	51,993.41	16,429,198.38
13	12/1/2008	112,644.06	52,349.89	16,376,848.49
14	1/1/2009	112,285.13	52,708.82	16,324,139.68
15	2/1/2009	111,923.74	53,070.21	16,271,069.47
16	3/1/2009	111,559.88	53,434.07	16,217,635.40
17	4/1/2009	111,193.51	53,800.44	16,163,834.96
18	5/1/2009	110,824.64	54,169.31	16,109,665.65
19	6/1/2009	110,453.24	54,540.71	16,055,124.94
20	7/1/2009	110,079.29	54,914.66	16,000,210.28
21	8/1/2009	109,702.78	55,291.17	15,944,919.10
22	9/1/2009	109,323.68	55,670.27	15,889,248.83
23	10/1/2009	108,941.99	56,051.96	15,833,196.87
24	11/1/2009	108,557.68	56,436.27	15,776,760.59
25	12/1/2009	108,170.73	56,823.22	15,719,937.37
26	1/1/2010	107,781.13	57,212.82	15,662,724.55
27	2/1/2010	107,388.86	57,605.09	15,605,119.46
28	3/1/2010	106,993.90	58,000.05	15,547,119.41
29	4/1/2010	106,596.23	58,397.72	15,488,721.70
30	5/1/2010	106,195.84	58,798.11	15,429,923.59
31	6/1/2010	105,792.70	59,201.25	15,370,722.34
32	7/1/2010	105,386.80	59,607.15	15,311,115.18
33	8/1/2010	104,978.11	60,015.84	15,251,099.34
34	9/1/2010	104,566.62	60,427.33	15,190,672.01
35	10/1/2010	104,152.31	60,841.64	15,129,830.37
36	11/1/2010	103,735.16	61,258.79	15,068,571.58
37	12/1/2010	103,315.15	61,678.80	15,006,892.78
38	1/1/2011	102,892.26	62,101.69	14,944,791.09
39	2/1/2011	102,466.47	62,527.48	14,882,263.61
40	3/1/2011	102,037.76	62,956.19	14,819,307.42
41	4/1/2011	101,606.11	63,387.84	14,755,919.58
42	5/1/2011	101,171.50	63,822.45	14,692,097.14
43	6/1/2011	100,733.92	64,260.03	14,627,837.10
44	7/1/2011	100,293.33	64,700.62	14,563,136.48
45	8/1/2011	99,849.72	65,144.23	14,497,992.25

Period	Date	Interest	Principal	Balance
46	9/1/2011	99,403.07	65,590.88	14,432,401.36
47	10/1/2011	98,953.35	66,040.60	14,366,360.77
48	11/1/2011	98,500.56	66,493.39	14,299,867.38
49	12/1/2011	98,044.66	66,949.29	14,232,918.08
50	1/1/2012	97,585.63	67,408.32	14,165,509.76
51	2/1/2012	97,123.46	67,870.49	14,097,639.27
52	3/1/2012	96,658.11	68,335.84	14,029,303.44
53	4/1/2012	96,189.58	68,804.37	13,960,499.07
54	5/1/2012	95,717.84	69,276.11	13,891,222.95
55	6/1/2012	95,242.85	69,751.10	13,821,471.86
56	7/1/2012	94,764.62	70,229.33	13,751,242.52
57	8/1/2012	94,283.10	70,710.85	13,680,531.68
58	9/1/2012	93,798.29	71,195.66	13,609,336.01
59	10/1/2012	93,310.14	71,683.81	13,537,652.21
60	11/1/2012	92,818.66	72,175.29	13,465,476.91
61	12/1/2012	92,323.80	72,670.15	13,392,806.76
62	1/1/2013	91,825.55	73,168.40	13,319,638.36
63	2/1/2013	91,323.88	73,670.07	13,245,968.29
64	3/1/2013	90,818.77	74,175.18	13,171,793.11
65	4/1/2013	90,310.20	74,683.75	13,097,109.37
66	5/1/2013	89,798.15	75,195.80	13,021,913.56
67	6/1/2013	89,282.58	75,711.37	12,946,202.19
68	7/1/2013	88,763.48	76,230.47	12,869,971.72
69	8/1/2013	88,240.82	76,753.13	12,793,218.59
70	9/1/2013	87,714.57	77,279.38	12,715,939.21
71	10/1/2013	87,184.72	77,809.23	12,638,129.98
72	11/1/2013	86,651.23	78,342.72	12,559,787.26
73	12/1/2013	86,114.09	78,879.86	12,480,907.40
74	1/1/2014	85,573.26	79,420.69	12,401,486.71
75	2/1/2014	85,028.73	79,965.22	12,321,521.49
76	3/1/2014	84,480.46	80,513.49	12,241,007.99
77	4/1/2014	83,928.43	81,065.52	12,159,942.48
78	5/1/2014	83,372.62	81,621.33	12,078,321.14
79	6/1/2014	82,813.00	82,180.95	11,996,140.19
80	7/1/2014	82,249.54	82,744.41	11,913,395.78
81	8/1/2014	81,682.21	83,311.74	11,830,084.04
82	9/1/2014	81,111.00	83,882.95	11,746,201.09
83	10/1/2014	80,535.87	84,458.08	11,661,743.01
84	11/1/2014	79,956.80	85,037.15	11,576,705.86
85	12/1/2014	79,373.75	85,620.20	11,491,085.66
86	1/1/2015	78,786.71	86,207.24	11,404,878.42
87	2/1/2015	78,195.65	86,798.30	11,318,080.12
88	3/1/2015	77,600.53	87,393.42	11,230,686.70
89	4/1/2015	77,001.33	87,992.62	11,142,694.08
90	5/1/2015	76,398.02	88,595.93	11,054,098.16
91	6/1/2015	75,790.58	89,203.37	10,964,894.79
92	7/1/2015	75,178.97	89,814.98	10,875,079.81
93	8/1/2015	74,563.17	90,430.78	10,784,649.04
94	9/1/2015	73,943.15	91,050.80	10,693,598.23

Period	Date	Interest	Principal	Balance
95	10/1/2015	73,318.87	91,675.08	10,601,923.16
96	11/1/2015	72,690.32	92,303.63	10,509,619.53
97	12/1/2015	72,057.45	92,936.50	10,416,683.03
98	1/1/2016	71,420.25	93,573.70	10,323,109.33
99	2/1/2016	70,778.68	94,215.27	10,228,894.06
100	3/1/2016	70,132.71	94,861.24	10,134,032.82
101	4/1/2016	69,482.31	95,511.64	10,038,521.18
102	5/1/2016	68,827.45	96,166.50	9,942,354.67
103	6/1/2016	68,168.10	96,825.85	9,845,528.82
104	7/1/2016	67,504.23	97,489.72	9,748,039.10
105	8/1/2016	66,835.81	98,158.14	9,649,880.95
106	9/1/2016	66,162.80	98,831.15	9,551,049.80
107	10/1/2016	65,485.18	99,508.77	9,451,541.04
108	11/1/2016	64,802.92	100,191.03	9,351,350.00
109	12/1/2016	64,115.97	100,877.98	9,250,472.02
110	1/1/2017	63,424.32	101,569.63	9,148,902.39
111	2/1/2017	62,727.92	102,266.03	9,046,636.37
112	3/1/2017	62,026.75	102,967.20	8,943,669.17
113	4/1/2017	61,320.78	103,673.17	8,839,996.00
114	5/1/2017	60,609.96	104,383.99	8,735,612.01
115	6/1/2017	59,894.27	105,099.68	8,630,512.33
116	7/1/2017	59,173.67	105,820.28	8,524,692.05
117	8/1/2017	58,448.13	106,545.82	8,418,146.23
118	9/1/2017	57,717.62	107,276.33	8,310,869.89
119	10/1/2017	56,982.09	108,011.86	8,202,858.04
120	11/1/2017	56,241.53	108,752.42	8,094,105.62
121	12/1/2017	55,495.89	109,498.06	7,984,607.55
122	1/1/2018	54,745.13	110,248.82	7,874,358.73
123	2/1/2018	53,989.23	111,004.72	7,763,354.01
124	3/1/2018	53,228.14	111,765.81	7,651,588.20
125	4/1/2018	52,461.84	112,532.11	7,539,056.09
126	5/1/2018	51,690.28	113,303.67	7,425,752.42
127	6/1/2018	50,913.43	114,080.52	7,311,671.91
128	7/1/2018	50,131.26	114,862.69	7,196,809.22
129	8/1/2018	49,343.72	115,650.23	7,081,158.99
130	9/1/2018	48,550.79	116,443.16	6,964,715.83
131	10/1/2018	47,752.41	117,241.54	6,847,474.29
132	11/1/2018	46,948.57	118,045.38	6,729,428.91
133	12/1/2018	46,139.21	118,854.74	6,610,574.17
134	1/1/2019	45,324.30	119,669.65	6,490,904.52
135	2/1/2019	44,503.80	120,490.15	6,370,414.37
136	3/1/2019	43,677.68	121,316.27	6,249,098.10
137	4/1/2019	42,845.90	122,148.05	6,126,950.05
138	5/1/2019	42,008.41	122,985.54	6,003,964.52
139	6/1/2019	41,165.18	123,828.77	5,880,135.75
140	7/1/2019	40,316.17	124,677.78	5,755,457.97
141	8/1/2019	39,461.34	125,532.61	5,629,925.36
142	9/1/2019	38,600.64	126,393.31	5,503,532.05
143	10/1/2019	37,734.05	127,259.90	5,376,272.15

Period	Date	Interest	Principal	Balance
144	11/1/2019	36,861.51	128,132.44	5,248,139.72
145	12/1/2019	35,983.00	129,010.95	5,119,128.76
146	1/1/2020	35,098.45	129,895.50	4,989,233.26
147	2/1/2020	34,207.85	130,786.10	4,858,447.16
148	3/1/2020	33,311.13	131,682.82	4,726,764.34
149	4/1/2020	32,408.27	132,585.68	4,594,178.67
150	5/1/2020	31,499.22	133,494.73	4,460,683.94
151	6/1/2020	30,583.94	134,410.01	4,326,273.92
152	7/1/2020	29,662.38	135,331.57	4,190,942.35
153	8/1/2020	28,734.50	136,259.45	4,054,682.90
154	9/1/2020	27,800.26	137,193.69	3,917,489.20
155	10/1/2020	26,859.61	138,134.34	3,779,354.87
156	11/1/2020	25,912.52	139,081.43	3,640,273.43
157	12/1/2020	24,958.93	140,035.02	3,500,238.41
158	1/1/2021	23,998.80	140,995.15	3,359,243.26
159	2/1/2021	23,032.09	141,961.86	3,217,281.40
160	3/1/2021	22,058.75	142,935.20	3,074,346.21
161	4/1/2021	21,078.74	143,915.21	2,930,431.00
162	5/1/2021	20,092.01	144,901.94	2,785,529.06
163	6/1/2021	19,098.52	145,895.43	2,639,633.63
164	7/1/2021	18,098.21	146,895.74	2,492,737.89
165	8/1/2021	17,091.04	147,902.91	2,344,834.98
166	9/1/2021	16,076.97	148,916.98	2,195,918.00
167	10/1/2021	15,055.95	149,938.00	2,045,979.99
168	11/1/2021	14,027.92	150,966.03	1,895,013.96
169	12/1/2021	12,992.85	152,001.10	1,743,012.86
170	1/1/2022	11,950.68	153,043.27	1,589,969.59
171	2/1/2022	10,901.36	154,092.59	1,435,877.00
172	3/1/2022	9,844.85	155,149.10	1,280,727.90
173	4/1/2022	8,781.10	156,212.85	1,124,515.05
174	5/1/2022	7,710.05	157,283.90	967,231.15
175	6/1/2022	6,631.66	158,362.29	808,868.86
176	7/1/2022	5,545.87	159,448.08	649,420.78
177	8/1/2022	4,452.65	160,541.30	488,879.48
178	9/1/2022	3,351.92	161,642.03	327,237.45
179	10/1/2022	2,243.65	162,750.30	164,487.15
180	11/1/2022	1,127.78	163,866.17	620.98

                                    ANNEX A-4

                     59 PAIDGE AVENUE AMORTIZATION SCHEDULE

                                      A-4-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

Annex A-4
59 Paidge Avenue
Amortization Schedule

Period	Date	Interest	Principal	Balance
0	11/6/2007	193,927.03	—	37,132,000.00
1	12/6/2007	187,671.32	—	37,132,000.00
2	1/6/2008	193,927.03	—	37,132,000.00
3	2/6/2008	193,927.03	—	37,132,000.00
4	3/6/2008	181,415.61	—	37,132,000.00
5	4/6/2008	193,927.03	—	37,132,000.00
6	5/6/2008	187,671.32	—	37,132,000.00
7	6/6/2008	193,927.03	—	37,132,000.00
8	7/6/2008	187,671.32	—	37,132,000.00
9	8/6/2008	193,927.03	—	37,132,000.00
10	9/6/2008	193,927.03	—	37,132,000.00
11	10/6/2008	187,671.32	—	37,132,000.00
12	11/6/2008	193,927.03	46,792.51	37,085,207.49
13	12/6/2008	187,434.82	53,284.72	37,031,922.77
14	1/6/2009	193,404.36	47,315.18	36,984,607.59
15	2/6/2009	193,157.25	47,562.29	36,937,045.30
16	3/6/2009	174,240.25	66,479.29	36,870,566.02
17	4/6/2009	192,561.65	48,157.89	36,822,408.13
18	5/6/2009	186,106.59	54,612.95	36,767,795.18
19	6/6/2009	192,024.92	48,694.62	36,719,100.56
20	7/6/2009	185,584.45	55,135.08	36,663,965.47
21	8/6/2009	191,482.65	49,236.89	36,614,728.59
22	9/6/2009	191,225.51	49,494.03	36,565,234.55
23	10/6/2009	184,806.79	55,912.75	36,509,321.81
24	11/6/2009	190,675.00	50,044.53	36,459,277.27
25	12/6/2009	184,271.26	56,448.27	36,402,829.00
26	1/6/2010	190,118.83	50,600.71	36,352,228.29
27	2/6/2010	189,854.56	50,864.98	36,301,363.31
28	3/6/2010	171,241.60	69,477.94	36,231,885.37
29	4/6/2010	189,226.05	51,493.48	36,180,391.89
30	5/6/2010	182,861.73	57,857.81	36,122,534.08
31	6/6/2010	188,654.95	52,064.59	36,070,469.49
32	7/6/2010	182,306.16	58,413.37	36,012,056.12
33	8/6/2010	188,077.96	52,641.57	35,959,414.54
34	9/6/2010	187,803.04	52,916.50	35,906,498.04
35	10/6/2010	181,477.43	59,242.11	35,847,255.93
36	11/6/2010	187,217.27	53,502.27	35,793,753.66
37	12/6/2010	180,907.60	59,811.94	35,733,941.72
38	1/6/2011	186,625.47	54,094.06	35,679,847.66
39	2/6/2011	186,342.96	54,376.58	35,625,471.08
40	3/6/2011	168,053.26	72,666.27	35,552,804.80
41	4/6/2011	185,679.46	55,040.08	35,497,764.73
42	5/6/2011	179,411.62	61,307.92	35,436,456.81
43	6/6/2011	185,071.82	55,647.72	35,380,809.09
44	7/6/2011	178,820.51	61,899.03	35,318,910.05
45	8/6/2011	184,457.91	56,261.63	35,262,648.43

Period	Date	Interest	Principal	Balance
46	9/6/2011	184,164.08	56,555.46	35,206,092.97
47	10/6/2011	177,937.46	62,782.08	35,143,310.89
48	11/6/2011	183,540.82	83,878.64	35,059,432.25
49	12/6/2011	177,196.21	90,223.25	34,969,209.00
50	1/6/2012	182,631.55	84,787.91	34,884,421.09
51	2/6/2012	182,188.73	85,230.73	34,799,190.36
52	3/6/2012	170,018.21	97,401.25	34,701,789.10
53	4/6/2012	181,234.91	86,184.55	34,615,604.55
54	5/6/2012	174,953.03	92,466.43	34,523,138.12
55	6/6/2012	180,301.88	87,117.58	34,436,020.54
56	7/6/2012	174,045.39	93,374.08	34,342,646.46
57	8/6/2012	179,359.24	88,060.22	34,254,586.24
58	9/6/2012	178,899.33	88,520.13	34,166,066.11
59	10/6/2012	172,680.99	94,738.47	34,071,327.64
60	11/6/2012	177,942.24	89,477.22	33,981,850.42
61	12/6/2012	171,749.94	95,669.53	33,886,180.89
62	1/6/2013	176,975.29	90,444.18	33,795,736.71
63	2/6/2013	176,502.93	90,916.54	33,704,820.17
64	3/6/2013	158,993.13	108,426.34	33,596,393.83
65	4/6/2013	175,461.83	91,957.63	33,504,436.20
66	5/6/2013	169,337.00	98,082.46	33,406,353.74
67	6/6/2013	174,469.32	92,950.14	33,313,403.60
68	7/6/2013	168,371.49	99,047.97	33,214,355.63
69	8/6/2013	173,466.59	93,952.88	33,120,402.75
70	9/6/2013	172,975.90	94,443.56	33,025,959.19
71	10/6/2013	166,918.70	100,500.76	32,925,458.43
72	11/6/2013	171,957.78	95,461.68	32,829,996.74
73	12/6/2013	165,928.28	101,491.19	32,728,505.55
74	1/6/2014	170,929.17	96,490.30	32,632,015.26
75	2/6/2014	170,425.23	96,994.23	32,535,021.02
76	3/6/2014	153,474.92	113,944.54	32,421,076.48
77	4/6/2014	169,323.57	98,095.89	32,322,980.59
78	5/6/2014	163,365.73	104,053.73	32,218,926.86
79	6/6/2014	168,267.82	99,151.64	32,119,775.22
80	7/6/2014	162,338.70	105,080.77	32,014,694.45
81	8/6/2014	167,201.19	100,218.28	31,914,476.17
82	9/6/2014	166,677.78	100,741.68	31,813,734.49
83	10/6/2014	160,791.92	106,627.55	31,707,106.94
84	11/6/2014	165,594.77	101,824.69	31,605,282.25
85	12/6/2014	159,738.36	107,681.10	31,497,601.15
86	1/6/2015	164,500.60	102,918.87	31,394,682.28
87	2/6/2015	163,963.09	103,456.38	31,291,225.91
88	3/6/2015	147,607.67	119,811.80	31,171,414.11
89	4/6/2015	162,797.04	104,622.42	31,066,791.68
90	5/6/2015	157,016.74	110,402.72	30,956,388.96
91	6/6/2015	161,674.04	105,745.42	30,850,643.54
92	7/6/2015	155,924.29	111,495.17	30,739,148.37
93	8/6/2015	160,539.47	106,879.99	30,632,268.37
94	9/6/2015	159,981.28	107,438.19	30,524,830.19

Period	Date	Interest	Principal	Balance
95	10/6/2015	154,277.58	113,141.89	30,411,688.30
96	11/6/2015	158,829.27	108,590.20	30,303,098.10
97	12/6/2015	153,156.91	114,262.56	30,188,835.55
98	1/6/2016	157,665.39	109,754.08	30,079,081.47
99	2/6/2016	157,092.18	110,327.28	29,968,754.18
100	3/6/2016	146,418.18	121,001.29	29,847,752.90
101	4/6/2016	155,884.04	111,535.43	29,736,217.47
102	5/6/2016	150,291.80	117,127.67	29,619,089.80
103	6/6/2016	154,689.81	112,729.65	29,506,360.15
104	7/6/2016	149,130.06	118,289.40	29,388,070.74
105	8/6/2016	153,483.28	113,936.18	29,274,134.56
106	9/6/2016	152,888.23	114,531.23	29,159,603.33
107	10/6/2016	147,377.50	120,041.97	29,039,561.36
108	11/6/2016	151,663.14	115,756.32	28,923,805.04
109	12/6/2016	146,185.73	121,233.73	28,802,571.31
110	1/6/2017	150,425.43	116,994.04	28,685,577.27
111	2/6/2017	149,814.41	117,605.05	28,567,972.22
112	3/6/2017	134,761.47	132,657.99	28,435,314.23
113	4/6/2017	148,507.38	118,912.09	28,316,402.14
114	5/6/2017	143,115.82	124,303.65	28,192,098.49
115	6/6/2017	147,237.15	120,182.31	28,071,916.18
116	7/6/2017	141,880.14	125,539.32	27,946,376.85
117	8/6/2017	145,953.83	121,465.63	27,824,911.23
118	9/6/2017	145,319.46	122,100.00	27,702,811.22
119	10/6/2017	140,014.63	127,404.84	27,575,406.38

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                                     ANNEX B

            CERTAIN CHARACTERISTICS REGARDING MULTIFAMILY PROPERTIES

                                       B-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX B

CERTAIN CHARACTERISTICS REGARDING MULTIFAMILY PROPERTIES IN LOAN GROUP 2

LOAN #   ORIGINATOR(1)             PROPERTY NAME                                          STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1      MLML             Farallon Portfolio                   Various
1.001    MLML             Portside                             14001 Beach Boulevard
1.002    MLML             Shadow Hills                         8403 Millinockett Lane
1.003    MLML             CV-Jacksonville                      10960 Beach Boulevard
1.004    MLML             Western Hills                        13000 SW 5th Court
1.005    MLML             Siesta Lago                          4750 Siesta Lago Drive
1.006    MLML             Hunter Ridge                         696 Tara Road
1.007    MLML             Camelot                              655 North Highway 89
1.008    MLML             Wikiup                               6500 East 88th Avenue
1.009    MLML             Harmony Road                         2500 East Harmony Road
1.010    MLML             Lamplighter Village                  1661 Powder Springs Road
1.011    MLML             Chalet North                         1800 Alpine Drive
1.012    MLML             Country Club Mobile Estates          5100 South 1300 East
1.013    MLML             Shadowood                            6359 Bells Ferry Road
1.014    MLML             Southwind Village                    302 Fillmore Street
1.015    MLML             The Meadows                          14470 East 13th Avenue
1.016    MLML             Landmark Village                     225 Club Drive
1.017    MLML             Crescentwood Village                 11352 South Crescentwood Drive
1.018    MLML             Stone Mountain                       100 Castle Club Drive
1.019    MLML             Casual Estates                       7330 Lands End Lane
1.020    MLML             Village North                        1240 North Cowan Avenue
1.021    MLML             Windsor Mobile Estates               2800 Hampton Park Drive
1.022    MLML             Riverdale (Colonial Coach)           8000 Highway 85
1.023    MLML             Foxhall Village                      5709 Buffaloe Road
1.024    MLML             New Twin Lakes                       31 Regina Drive
1.025    MLML             Carnes Crossing                      420 Pittsburg Landing
1.026    MLML             Saddlebrook                          8401 East Saddlebrook Drive
1.027    MLML             Thornton Estates                     3600 East 88th Avenue
1.028    MLML             Mountainside Estates                 17190 Mount Vernon Road
1.029    MLML             Castlewood Estates                   100 Plantation Hill Road
1.030    MLML             Green Spring Valley                  1100 Greenvale Road
1.031    MLML             Villa West (UT)                      8400 South 4000 West
1.032    MLML             Villa West (CO)                      2700 C Street
1.033    MLML             Torrey Hills                         5406 Torrey Road
1.034    MLML             Springdale Lake                      5 Springdale Drive
1.035    MLML             Brookside Village - TX               14900 Lasater Road
1.036    MLML             Columbia Heights                     2515 Cumberland Road
1.037    MLML             Encantada                            1000 Coyote Trail
1.038    MLML             Woodlands of Kennesaw                2880 Cobb Parkway North
1.039    MLML             Lakeview Estates                     2600 North Hill Field
1.040    MLML             Oakwood Forest                       4100 N US Highway 29
1.041    MLML             Broadmore                            148 Broadmore
1.042    MLML             Oak Park Village (FL)                4000 Southwest 47th Street
1.043    MLML             Misty Winds                          5902 Ayers Street
1.044    MLML             Evergreen Village - IA               5309 Highway 75 North
1.045    MLML             Ortega Village                       5515 118th Street
1.046    MLML             Riverside (UT)                       1232 West Rock River Road
1.047    MLML             Easy Living                          3323 Iowa Street
1.048    MLML             Southfork                            4937 Stuart Road
1.049    MLML             Cloverleaf                           4515 34th Street
1.050    MLML             Golden Valley                        7631 Dallas Highway
1.051    MLML             Riverdale                            5100 South 1050 West
1.052    MLML             Friendly Village - GA                9 Pinetree Road
1.053    MLML             Smoke Creek                          4255 Smokecreek Parkway
1.054    MLML             Marion Village                       700 35th Street
1.055    MLML             Valley View - Danboro                1081 Easton Road
1.056    MLML             Colonial Gardens                     3000 Tuttle Creek Boulevard
1.057    MLML             Evergreen Village - UT               2491 North Highway 89
1.058    MLML             Summit Oaks                          6812 Randol Mill Road
1.059    MLML             Stoneybrook                          435 North 35th Avenue
1.060    MLML             Pedaler's Pond                       1960 Pedalers Pond Boulevard
1.061    MLML             Burntwood                            3308 South East 89th Street
1.062    MLML             Country Club Crossing                1101 Hickory Boulevard
1.063    MLML             Sunset Vista                         8460 West Sunset Hills Drive
1.064    MLML             Spring Valley Village                36 Hopf Drive
1.065    MLML             South Arlington Estates              7400 Twin Parks Drive
1.066    MLML             Mallard Lake                         4441 Highway 162
1.067    MLML             Sundown                              1219 West 450 North
1.068    MLML             Stony Brook North                    3000 Stony Brook Drive
1.069    MLML             Twin Pines                           2011 West Wilden Avenue
1.070    MLML             Inspiration Valley                   5250 West 53rd Avenue
1.071    MLML             Highland Acres                       1708 Bunker Hill Lane
1.072    MLML             Oak Ridge                            1201 County Road 15
1.073    MLML             Washington Mobile Estates            1450 North Washington Boulevard
1.074    MLML             River Oaks                           7301 Buttonwood
1.075    MLML             Siouxland Estates                    1520 Atokad Drive
1.076    MLML             Brookside                            8155 Redwood Road
1.077    MLML             Eagle Ridge                          617 Holfords Prairie
1.078    MLML             Cedar Knoll                          5535 Dysart Road
1.079    MLML             Marnelle                             1512 Highway 54 West
1.080    MLML             Maple Manor                          18 Williams Street
1.081    MLML             Arlington Lakeside                   3211 West Division Street
1.082    MLML             Royal Crest                          2025 East Jemez Road
1.083    MLML             Forest Creek                         855 East Mishawaka Road
1.084    MLML             Four Seasons                         100 Apollo Drive
1.085    MLML             Cottonwood Grove                     4500 14th Street
1.086    MLML             Highland                             1875 Osolo Road
1.087    MLML             Valley Verde                         1751 West Hadley
1.088    MLML             Chalet City                          301 Alpine Lane
1.089    MLML             Southridge Estates                   802 E. County Line Road Lot 259
1.090    MLML             Ridgewood Estates                    4100 Southeast Adams
1.091    MLML             Creekside                            2510 Highway 175N
1.092    MLML             Eastview                             601 El Camino Road
1.093    MLML             Viking Villa                         433 East 980 North
1.094    MLML             Lakewood Estates                     7171 West 60th Street
1.095    MLML             Terrace Heights                      4001 Peru Road
1.096    MLML             Falcon Farms                         2507 214th Street North
1.097    MLML             Forest Park                          183 Pitcher Road
1.098    MLML             Quail Run                            903 South Main Street
1.099    MLML             Sheridan                             5305 North Sheridan
1.100    MLML             Huguenot Estates                     18-5 Cherry Street
1.101    MLML             Countryside (CO)                     2036 1st Avenue
1.102    MLML             Silver Creek                         4930 North Dittmer Street
1.103    MLML             Havenwood                            106 Havenwood Drive
1.104    MLML             Northland                            11819 North College Avenue
1.105    MLML             Ewing Trace                          4201 Windsor Place
1.106    MLML             Overpass Point MHC                   99 East Green Pines Drive
1.107    MLML             Enchanted Village                    246 Wonderland Drive
1.108    MLML             Seascape                             6301 Old Brownsville Road
1.109    MLML             Golden Triangle                      301 South Coppell Road
1.110    MLML             Meadowood                            1900 Northwest Lyman Road
1.111    MLML             Meadowbrook                          33550 East Highway 96
1.112    MLML             Tallview Terrace                     3290 North Martha Street
1.113    MLML             Western Mobile Estates               7148 West Arabian Way
1.114    MLML             Whitney                              8401 NW 13th Street
1.115    MLML             Five Seasons Davenport               5112 North Fairmount Avenue
1.116    MLML             Valley View - Honey Brook            1 Mark Lane
1.117    MLML             Village Park                         724 Creek Ridge Road
1.118    MLML             Countryside Village (TN)             200 Early Road
1.119    MLML             Mobile Gardens                       6250 North Federal Boulevard
1.120    MLML             Carriage Court East                  3475 Goldenrod Road
1.121    MLML             Mission Estates                      12400 Rojas Drive
1.122    MLML             Loveland                             4105 Garfield Avenue
1.123    MLML             Meadow Glen                          600 Glen Vista Drive
1.124    MLML             Shiloh Pines                         2525 Shiloh Road
1.125    MLML             Rolling Hills                        1322 South Belt Line Road
1.126    MLML             Deerpointe                           9380 103rd Street
1.127    MLML             Cypress Shores                       200 Bass Circle
1.128    MLML             Oasis                                2221 South Prairie Avenue
1.129    MLML             Tanglewood                           100 Sara Lane
1.130    MLML             Villa                                3096 Camelot Drive
1.131    MLML             Castle Acres                         1713 West US Highway 50
1.132    MLML             Dynamic                              1335 Dynamic Drive
1.133    MLML             Big Country                          3400 South Greeley Hwy
1.134    MLML             Carriage Court Central               4820 West Oakridge Road
1.135    MLML             Northern Hills                       1901 W. Shady Grove Road
1.136    MLML             Sunny Acres                          272 Nicole Lane
1.137    MLML             Lakewood - TX                        1023 Lakes Drive
1.138    MLML             Westlake                             9717 NW 10th Street
1.139    MLML             Mesquite Meadows                     14647 Lasater Road
1.140    MLML             Cedar Terrace                        1834 Gretchen Drive SW
1.141    MLML             Frieden Manor                        102 Frieden Manor
1.142    MLML             Country Club Manor                   4003 Birch Drive
1.143    MLML             Suburban Estates                     16 East Maruca Drive
1.144    MLML             Deerhurst                            6500 Privette Road
1.145    MLML             Aledo                                124 East Yates Circle
1.146    MLML             President's Park                     158 Fillmore Street
1.147    MLML             Woodlake                             5418 Country Club Road
1.148    MLML             Silver Leaf                          1550 North Main Street
1.149    MLML             Dynamic II                           1129 East Parkerville Road
1.150    MLML             Magnolia Circle                      7915 103rd Street
1.151    MLML             Twin Oaks                            1915 West MacArthur Road
1.152    MLML             Washingtonville Manor                1 East Avenue
1.153    MLML             Brookside Village -PA                202 Skyline Drive
1.154    MLML             Westview                             3201 West Echeta Road
1.155    MLML             Sunset Country                       5000 Red Creek Springs Road
1.156    MLML             Westmoor                             7901 South Council Road
1.157    MLML             The Towneship at Clifton             3232 South Clifton
1.158    MLML             Eagle Creek                          11300 US Highway 271
1.159    MLML             Mesquite Ridge                       14222 Lasater Road
1.160    MLML             Oak Park Village (TX)                550 Ruby Road
1.161    MLML             Plantation Estates                   3461 Bankhead Hwy
1.162    MLML             Breazeale                            2458 North 9th Street
1.163    MLML             Shady Hills                          1508 Dickerson Road
1.164    MLML             Cimmaron Village                     300 East Prosser Road
1.165    MLML             Birchwood Farms                      8057 Birchwood Drive
1.166    MLML             Terrell Crossing                     2390 West Moore Avenue
1.167    MLML             Pleasant Grove (CO)                  517 East Trilby Road
1.168    MLML             Willow Creek Estates                 900 Century Drive
1.169    MLML             Bluebonnet Estates                   901 East Young Avenue
1.170    MLML             Connelly Terrace                     20 Florida Street
1.171    MLML             Hampton Acres                        1501 South Hampton Road
1.172    MLML             Meridian Sooner                      5900 SE 48th Street
1.173    MLML             Mesquite Green                       100 South Belt Line Road
1.174    MLML             El Lago                              5712 Martin Street
1.175    MLML             Moosic Heights                       118 1st Street
1.176    MLML             Golden Rule                          2001 South MacArthur Boulevard
1.177    MLML             Amber Village                        13965 Skyfrost Lane
1.178    MLML             Riverchase                           4440 Tuttle Creek Boulevard
1.179    MLML             Hidden Hills                         One Sequoia Drive
1.180    MLML             The Woodlands                        4480 S. Meridian
1.181    MLML             Blue Valley                          730 Allen Road
1.182    MLML             Autumn Forest                        3700 East Sourwood Drive
1.183    MLML             Valley View - Ephrata                50 Mollie Drive
1.184    MLML             Cowboy                               845 Barton Road
1.185    MLML             Lakeside - GA                        3291 Bankhead Hwy
1.186    MLML             Sunnyside                            2901 West Ridge Pike
1.187    MLML             Trailmont                            1341 Dickerson Pike
1.188    MLML             Timberland                           13501 SE 29th Street
1.189    MLML             Denton Falls                         6601 Grissom Road
1.190    MLML             Terrace                              351 North Forest
1.191    MLML             Lakeside - IA                        11325 140th Street
1.192    MLML             Siesta Manor                         35 San Aymores Court
1.193    MLML             Sunrise Terrace                      2305 E. 19th Street North
1.194    MLML             Riverside (KS)                       420 North Street
1.195    MLML             Chisholm Creek                       501 East 63rd Street N
1.196    MLML             Prairie Village                      1661 West Republic
1.197    MLML             Willow Terrace                       5429 Parker Henderson Road
1.198    MLML             Countryside (KS)                     1000 Reservation Road
1.199    MLML             Highview                             4901 South Douglas Highway
1.200    MLML             Green Valley Village                 2760 Robertson Road
1.201    MLML             Crestview - OK                       2323 East 6th Avenue
1.202    MLML             Shady Lane                           6791 Highway 2
1.203    MLML             Western Park                         2575 West 6th Street
1.204    MLML             Brookshire Village                   4800 West Four Ridge Road
1.205    MLML             Overholser Village                   9355 Sundown Road
1.206    MLML             The Pines                            9919 Hwy 78
1.207    MLML             Jonesboro (Atlanta Meadows)          275 Upper Riverdale Road
1.208    MLML             Park Plaza                           4317 Clemence Street
1.209    MLML             Belaire                              1550 Yellowstone Avenue
1.210    MLML             Pine Hills                           101 North Michigan
1.211    MLML             Commerce Heights                     7701 Brighton Boulevard
1.212    MLML             Oak Glen                             5909 South Wilkerson Road
1.213    MLML             Creekside Estates                    301 Modene Street
1.214    MLML             Kimberly @ Creekside                 2402 Highway 175N
1.215    MLML             Harper Woods                         2200 Harper Street
1.216    MLML             Brittany Place                       1735 Northwest Lyman Road
1.217    MLML             Shady Creek                          15250 Kleberg Road
1.218    MLML             Connie Jean                          5570 Connie Jean Road
1.219    MLML             Willow Springs                       4600 Old Blue Circle
1.220    MLML             Seamist                              702 S Clarkwood Road
1.221    MLML             Pleasant View Estates                6020 Fort Jenkins Lane
1.222    MLML             Navajo Lake Estates                  501 East 63rd Street North
1.223    MLML             Kopper View MHC                      7122 West Bendixon Drive
1.224    MLML             Carsons                              649 North Franklin Street
1.225    MLML             Rose Country Estates                 3400 NNE Loop 323
1.226    MLML             Redwood Village                      1735 West 3150 South
1.227    MLML             Birch Meadows                        214 Jones Road
1.228    MLML             Terrace II                           350 North Forest Drive
1.229    MLML             Englewood Village                    2334 McCann Avenue
1.230    MLML             Eastern Villa                        402 Villa Drive
1.231    MLML             El Caudillo                          4960 South Seneca
1.232    MLML             Chambersburg I & II                  5368 Philadelphia Avenue
1.233    MLML             Wheel Estates                        5225 South Orange Blossom Trail
1.234    MLML             Oakwood Lake Village                 29 Oakwood Lane
1.235    MLML             Valley View - Ephrata II             75 Synder Lane
1.236    MLML             Oak Grove                            2716 West Delmar Avenue
1.237    MLML             Cedar Creek, KS                      745 Cedar Drive
1.238    MLML             Oakridge / Stonegate                 800 Eastgate
1.239    MLML             Vogel Manor MHC                      71 Vogel Circle
1.240    MLML             Hidden Oaks                          5306 Rita Kay Lane
1.241    MLML             Plainview                            3650 Harvey Place
1.242    MLML             Rockview Heights                     201 Rockview Lane
1.243    MLML             West Cloud Commons                   1319 West Cloud Street
1.244    MLML             Gallant Estates                      4449 Burlington Road
1.245    MLML             Sunset Village                       1400 Old Sivells Bend Road
1.246    MLML             Countryside (OK)                     1824 South Chester
1.247    MLML             Chelsea                              924 North Elmira Street
1.248    MLML             Gregory Courts                       2 Erica Circle
1.249    MLML             El Lago II                           5701 Martin Street
1.250    MLML             Glen Acres                           500 East 50th Street South
1.251    MLML             Shadow Mountain                      1601 EFM 1417
1.252    MLML             Pine Haven MHP                       191 Pine Haven Circle
1.253    MLML             Collingwood MHP                      358 Chambers Road
1.254    MLML             Mountaintop                          37 Mountaintop Lane
1.255    MLML             Whispering Hills                     905 East 3rd Avenue
1.256    MLML             Mulberry Heights                     5429 Wilbarger Street
1.257    MLML             Zoppe's                              2607 Highway 175N
1.258    MLML             Shawnee Hills                        4420 SW 61st Street
1.259    MLML             Pleasant Grove (NC)                  5000 Hilltop-Needmore Road
1.260    MLML             Park Avenue Estates                  1400 East Kay Street
1.261    MLML             Monroe Valley                        15 Old State Road
1.262    MLML             El Dorado                            5600 Texoma Parkway
1.263    MLML             Crestview - PA                       Wolcott Hollow Road & Route 220
1.264    MLML             Sherwood Acres                       1928 East 47th Street South
1.265    MLML             Bush Ranch                           3847 Quarterhorse Road
1.266    MLML             Glenview                             1619 North Douglas Boulevard
1.267    MLML             Misty Hollow                         910 North Oakview Drive
1.268    MLML             Audora                               4625 South Seneca
1.269    MLML             Green Acres                          4437 Sycamore Grove Road
1.270    MLML             Sunset 77                            530 North US Highway 77
1.271    MLML             Hidden Acres                         2111 Richardson Road
1.272    MLML             Park D'Antoine                       779 Route 9
1.273    MLML             Sleepy Hollow                        1909 South Anna
1.274    MLML             Sycamore Square                      1010 West 44th Street South
  19     CRF              University Village Apts              800 31st Street
  42     MLML             Golfside Lake I & II                 2345 Woodridge Way
  67     MLML             Parkside Village                     950 Parkside Village Drive
  75     Natixis          Gardens on Prairie Rose              4711 Prairie Rose Drive
  81     Natixis          Balboa Ranch Apartments              8545 Balboa Boulevard
  83     CRF              Carlisle at Delta Park Apartments    121 Delta Park Drive
  87     Natixis          Hidden Springs Country Club          15500 Bubbling Wells Road
 103     MLML             West Marshall Street                 1011 West Marshall Street
 107     EHY              Spring Valley                        8701 Interstate 30
 108     CRF              The V Apartments                     201 15th Street Northwest
 119     CRF              Quail Lakes Apartments               5335 Country Club Road
 143     CRF              Pioneer Village MHP                  2901 West 63rd Avenue
 146     LNR              Burlington Court Apartments          870 North Route 130
 162     CRF              Riverside Apartments-Richmond        2112 & 2300-2304 Riverside Drive
 165     Natixis          Legacy at Tara                       6754 Tara Boulevard
 215     EHY              432-434 West 163rd Street            432-434 West 163rd Street
 216     CRF              Northside Apartments                 4214, 4218, 4300, 4302 Chamberlayne Avenue and 1000, 1002 Westminster
                                                               Avenue
 232     LNR              751 St. Marks, Ltd.                  751 St. Marks Avenue
 242     LNR              Cozy Villa Apts                      2418-20 Huntington Street

                                                                                                       NUMBER OF
LOAN #               CITY               STATE              ZIP CODE              COUNTY                PROPERTIES
------------------------------------------------------------------------------------------------------------------

  1           Various                  Various             Various        Various                         274
1.001         Jacksonville               FL                 32250         Duval                            1
1.002         Orlando                    FL                 32825         Orange                           1
1.003         Jacksonville               FL                 32246         Duval                            1
1.004         Davie                      FL                 33325         Broward                          1
1.005         Kissimmee                  FL                 34746         Osceola                          1
1.006         Jonesboro                  GA                 30238         Clayton                          1
1.007         North Salt Lake            UT                 84054         Davis                            1
1.008         Henderson                  CO                 80640         Adams                            1
1.009         Fort Collins               CO                 80528         Larimer                          1
1.010         Marietta                   GA                 30064         Cobb                             1
1.011         Apopka                     FL                 32703         Orange                           1
1.012         Salt Lake City             UT                 84117         Salt Lake                        1
1.013         Acworth                    GA                 30102         Cherokee                         1
1.014         Naples                     FL                 34104         Collier                          1
1.015         Aurora                     CO                 80011         Arapahoe                         1
1.016         Fairburn                   GA                 30213         Fayette                          1
1.017         Sandy                      UT                 84070         Salt Lake                        1
1.018         Stone Mountain             GA                 30087         Gwinnett                         1
1.019         Liverpool                  NY                 13090         Onondaga                         1
1.020         Lewisville                 TX                 75057         Denton                           1
1.021         West Valley City           UT                 84119         Salt Lake                        1
1.022         Riverdale                  GA                 30296         Clayton                          1
1.023         Raleigh                    NC                 27616         Wake                             1
1.024         Bloomingburg               NY                 12721         Sullivan                         1
1.025         Summerville                SC                 29483         Berkeley                         1
1.026         North Charleston           SC                 29420         Dorchester                       1
1.027         Thornton                   CO                 80229         Adams                            1
1.028         Golden                     CO                 80401         Jefferson                        1
1.029         Mableton                   GA                 30126         Cobb                             1
1.030         Raleigh                    NC                 27603         Wake                             1
1.031         West Jordan                UT                 84088         Salt Lake                        1
1.032         Greeley                    CO                 80631         Weld                             1
1.033         Flint                      MI                 48507         Genesee                          1
1.034         Belton                     MO                 64012         Cass                             1
1.035         Dallas                     TX                 75253         Dallas                           1
1.036         Grand Forks                ND                 58201         Grand Forks                      1
1.037         Las Cruces                 NM                 88001         Dona Ana                         1
1.038         Kennesaw                   GA                 30152         Cobb                             1
1.039         Layton                     UT                 84041         Davis                            1
1.040         Greensboro                 NC                 27405         Guilford                         1
1.041         Goshen                     IN                 46528         Elkhart                          1
1.042         Gainesville                FL                 32608         Alachua                          1
1.043         Corpus Christi             TX                 78415         Nueces                           1
1.044         Sioux City                 IA                 51108         Woodbury                         1
1.045         Jacksonville               FL                 32244         Duval                            1
1.046         West Valley City           UT                 84119         Salt Lake                        1
1.047         Lawrence                   KS                 66046         Douglas                          1
1.048         Denton                     TX                 76207         Denton                           1
1.049         Moline                     IL                 61265         Rock Island                      1
1.050         Douglasville               GA                 30134         Douglas                          1
1.051         Riverdale                  UT                 84405         Weber                            1
1.052         Lawrenceville              GA                 30043         Gwinnett                         1
1.053         Snellville                 GA                 30039         Gwinnett                         1
1.054         Marion                     IA                 52302         Linn                             1
1.055         Danboro                    PA                 18810         Bucks                            1
1.056         Manhattan                  KS                 66502         Riley                            1
1.057         Pleasant View              UT                 84404         Weber                            1
1.058         Fort Worth                 TX                 76120         Tarrant                          1
1.059         Greeley                    CO                 80631         Weld                             1
1.060         Lake Wales                 FL                 33859         Polk                             1
1.061         Oklahoma City              OK                 73135         Cleveland                        1
1.062         Altoona                    IA                 50009         Polk                             1
1.063         Magna                      UT                 84044         Salt Lake                        1
1.064         Nanuet                     NY                 10954         Rockland                         1
1.065         Arlington                  TX                 76001         Tarrant                          1
1.066         Pontoon Beach              IL                 62040         Madison                          1
1.067         Clearfield                 UT                 84015         Davis                            1
1.068         Raleigh                    NC                 27604         Wake                             1
1.069         Goshen                     IN                 46528         Elkhart                          1
1.070         Arvada                     CO                 80002         Jefferson                        1
1.071         Lewisville                 TX                 75056         Denton                           1
1.072         Elkhart                    IN                 46516         Elkhart                          1
1.073         Ogden                      UT                 84404         Webber                           1
1.074         Kansas City                KS                 66111         Wyandotte                        1
1.075         South Sioux City           NE                 68776         Dakota                           1
1.076         West Jordan                UT                 84088         Salt Lake                        1
1.077         Lewisville                 TX                 75056         Denton                           1
1.078         Waterloo                   IA                 50701         Black Hawk                       1
1.079         Fayetteville               GA                 30214         Fayette                          1
1.080         Taylor                     PA                 18517         Lackawanna                       1
1.081         Arlington                  TX                 76012         Tarrant                          1
1.082         Los Alamos                 NM                 87544         Los Alamos                       1
1.083         Elkhart                    IN                 46517         Elkhart                          1
1.084         Fayetteville               GA                 30214         Fayette                          1
1.085         Plano                      TX                 75074         Collin                           1
1.086         Elkhart                    IN                 46514         Elkhart                          1
1.087         Las Cruces                 NM                 88005         Dona Ana                         1
1.088         Crowley                    TX                 76036         Tarrant                          1
1.089         Des Moines                 IA                 50320         Polk                             1
1.090         Topeka                     KS                 66609         Shawnee                          1
1.091         Seagoville                 TX                 75159         Dallas                           1
1.092         Gillette                   WY                 82716         Campbell                         1
1.093         Ogden                      UT                 84404         Weber                            1
1.094         Davenport                  IA                 52804         Scott                            1
1.095         Dubuque                    IA                 52001         Dubuque                          1
1.096         Port Byron                 IL                 61275         Rock Island                      1
1.097         Queensbury                 NY                 12804         Warren                           1
1.098         Hutchins                   TX                 75141         Dallas                           1
1.099         Arvada                     CO                 80002         Jefferson                        1
1.100         Port Jervis                NY                 12771         Orange                           1
1.101         Greeley                    CO                 80631         Weld                             1
1.102         Davenport                  IA                 52806         Scott                            1
1.103         Pompano Beach              FL                 33064         Broward                          1
1.104         Kansas City                MO                 64156         Clay                             1
1.105         Des Moines                 IA                 50320         Polk                             1
1.106         Tooele                     UT                 84074         Tooele                           1
1.107         Alton                      IL                 62002         Madison                          1
1.108         Corpus Christi             TX                 78417         Nueces                           1
1.109         Coppell                    TX                 75019         Dallas                           1
1.110         Topeka                     KS                 66608         Shawnee                          1
1.111         Pueblo                     CO                 81001         Pueblo                           1
1.112         Sioux City                 IA                 51105         Woodbury                         1
1.113         West Valley City           UT                 84128         Salt Lake                        1
1.114         Gainesville                FL                 32653         Alachua                          1
1.115         Davenport                  IA                 52806         Scott                            1
1.116         Honey Brook                PA                 19344         Chester                          1
1.117         Greensboro                 NC                 27406         Guilford                         1
1.118         Columbia                   TN                 38401         Maury                            1
1.119         Denver                     CO                 80221         Adams                            1
1.120         Orlando                    FL                 32822         Orange                           1
1.121         El Paso                    TX                 79928         El Paso                          1
1.122         Loveland                   CO                 80538         Larimer                          1
1.123         Keller                     TX                 76248         Tarrant                          1
1.124         Tyler                      TX                 75703         Smith                            1
1.125         Dallas                     TX                 75253         Dallas                           1
1.126         Jacksonville               FL                 32210         Duval                            1
1.127         Winter Haven               FL                 33881         Polk                             1
1.128         Pueblo                     CO                 81005         Pueblo                           1
1.129         Huntsville                 TX                 77340         Walker                           1
1.130         Flint                      MI                 48507         Genesee                          1
1.131         O'Fallon                   IL                 62269         Saint Clair                      1
1.132         DeSoto                     TX                 75115         Dallas                           1
1.133         Cheyenne                   WY                 82007         Laramie                          1
1.134         Orlando                    FL                 32809         Orange                           1
1.135         Springdale                 AR                 72764         Washington                       1
1.136         Somerset                   PA                 15501         Somerset                         1
1.137         Royse City                 TX                 75189         Rockwall                         1
1.138         Oklahoma City              OK                 73127         Canadian                         1
1.139         Dallas                     TX                 75253         Dallas                           1
1.140         Cedar Rapids               IA                 52404         Linn                             1
1.141         Schuylkill Haven           PA                 17972         Schuylkill                       1
1.142         Imperial                   MO                 63052         Jefferson                        1
1.143         Greensburg                 PA                 15601         Westmoreland                     1
1.144         Wendell                    NC                 27591         Wake                             1
1.145         Aledo                      TX                 76008         Parker                           1
1.146         Grand Forks                ND                 58201         Grand Forks                      1
1.147         Greensboro                 NC                 27405         Guilford                         1
1.148         Mansfield                  TX                 76063         Tarrant                          1
1.149         DeSoto                     TX                 75115         Dallas                           1
1.150         Jacksonville               FL                 32210         Duval                            1
1.151         Wichita                    KS                 67217         Sedgwick                         1
1.152         Washingtonville            NY                 10992         Orange                           1
1.153         Berwick                    PA                 17815         Columbia                         1
1.154         Gillette                   WY                 82716         Campbell                         1
1.155         Pueblo                     CO                 81005         Peublo                           1
1.156         Oklahoma City              OK                 73169         Oklahoma                         1
1.157         Wichita                    KS                 67216         Sedgwick                         1
1.158         Tyler                      TX                 75708         Smith                            1
1.159         Dallas                     TX                 75253         Dallas                           1
1.160         Coppell                    TX                 75019         Dallas                           1
1.161         Douglasville               GA                 30134         Douglas                          1
1.162         Laramie                    WY                 82072         Albany                           1
1.163         Nashville                  TN                 37207         Davidson                         1
1.164         Cheyenne                   WY                 82007         Laramie                          1
1.165         Birch Run                  MI                 48415         Saginaw                          1
1.166         Terrell                    TX                 75160         Kaufman                          1
1.167         Fort Collins               CO                 80525         Larimer                          1
1.168         Ogden                      UT                 84404         Weber                            1
1.169         Temple                     TX                 76501         Bell                             1
1.170         Connelly                   NY                 12417         Ulster                           1
1.171         DeSoto                     TX                 75115         Dallas                           1
1.172         Oklahoma City              OK                 73135         Oklahoma                         1
1.173         Dallas                     TX                 75253         Dallas                           1
1.174         Fort Worth                 TX                 76119         Tarrant                          1
1.175         Avoca                      PA                 18641         Luzerne                          1
1.176         Oklahoma City              OK                 73128         Oklahoma                         1
1.177         Dallas                     TX                 75253         Dallas                           1
1.178         Manhattan                  KS                 66502         Riley                            1
1.179         Casper                     WY                 82604         Natrona                          1
1.180         Wichita                    KS                 67217         Sedgwick                         1
1.181         Manhattan                  KS                 66502         Riley                            1
1.182         Browns Summit              NC                 27214         Guilford                         1
1.183         Ephrata                    PA                 17522         Lancaster                        1
1.184         Pocatello                  ID                 83204         Bannock                          1
1.185         Lithia Springs             GA                 30122         Douglas                          1
1.186         Norristown                 PA                 19403         Montgomery                       1
1.187         Goodlettsville             TN                 37072         Davidson                         1
1.188         Choctaw                    OK                 73020         Oklahoma                         1
1.189         Denton                     TX                 76208         Denton                           1
1.190         Casper                     WY                 82609         Natrona                          1
1.191         Davenport                  IA                 52804         Scott                            1
1.192         Fenton                     MO                 63026         Jefferson                        1
1.193         Newton                     IA                 50208         Jasper                           1
1.194         Lawrence                   KS                 66044         Douglas                          1
1.195         Park City                  KS                 67219         Sedgwick                         1
1.196         Salina                     KS                 67401         Saline                           1
1.197         Fort Worth                 TX                 76119         Tarrant                          1
1.198         Hays                       KS                 67601         Ellis                            1
1.199         Gillette                   WY                 83718         Campbell                         1
1.200         Casper                     WY                 82604         Natrona                          1
1.201         Stillwater                 OK                 74074         Payne                            1
1.202         Commerce City              CO                 80022         Adams                            1
1.203         Fayetteville               AR                 72704         Washington                       1
1.204         House Springs              MO                 63051         Jefferson                        1
1.205         Oklahoma City              OK                 73127         Canadian                         1
1.206         Ladson                     SC                 29456         Charleston                       1
1.207         Riverdale                  GA                 30274         Clayton                          1
1.208         Gillette                   WY                 82718         Campbell                         1
1.209         Pocatello                  ID                 83201         Bannock                          1
1.210         Lawrence                   KS                 66044         Douglas                          1
1.211         Commerce City              CO                 80022         Adams                            1
1.212         Fayetteville               AR                 72704         Washington                       1
1.213         Seagoville                 TX                 75159         Dallas                           1
1.214         Seagoville                 TX                 75159         Dallas                           1
1.215         Lawrence                   KS                 66046         Douglas                          1
1.216         Topeka                     KS                 66608         Shawnee                          1
1.217         Dallas                     TX                 75253         Dallas                           1
1.218         Jacksonville               FL                 32222         Duval                            1
1.219         Fort Worth                 TX                 76119         Tarrant                          1
1.220         Corpus Christi             TX                 78406         Nueces                           1
1.221         Bloomsburg                 PA                 18603         Columbia                         1
1.222         Wichita                    KS                 67219         Sedgwick                         1
1.223         West Valley City           UT                 84128         Salt Lake                        1
1.224         Chambersburg               PA                 17201         Franklin                         1
1.225         Tyler                      TX                 75708         Smith                            1
1.226         West Valley City           UT                 84119         Salt Lake                        1
1.227         Saratoga Springs           NY                 12866         Saratoga                         1
1.228         Casper                     WY                 82609         Natrona                          1
1.229         Cheyenne                   WY                 82001         Laramie                          1
1.230         Stillwater                 OK                 74074         Payne                            1
1.231         Wichita                    KS                 67217         Sedgwick                         1
1.232         Chambersburg               PA                 17202         Franklin                         1
1.233         Orlando                    FL                 32839         Orange                           1
1.234         Tunkhannock                PA                 18657         Wyoming                          1
1.235         Ephrata                    PA                 17522         Lancaster                        1
1.236         Godfrey                    IL                 62035         Madison                          1
1.237         Salina                     KS                 67401         Saline                           1
1.238         Stillwater                 OK                 74074         Payne                            1
1.239         Arnold                     MO                 63010         Jefferson                        1
1.240         Fort Worth                 TX                 76119         Tarrant                          1
1.241         Casper                     WY                 82601         Natrona                          1
1.242         Arnold                     MO                 63010         Jefferson                        1
1.243         Salina                     KS                 67401         Saline                           1
1.244         Greensboro                 NC                 27405         Guilford                         1
1.245         Gainesville                TX                 76240         Cooke                            1
1.246         Stillwater                 OK                 74074         Payne                            1
1.247         Sayre                      PA                 18840         Bradford                         1
1.248         Honey Brook                PA                 17202         Chester                          1
1.249         Fort Worth                 TX                 76119         Tarrant                          1
1.250         Wichita                    KS                 67216         Sedgwick                         1
1.251         Sherman                    TX                 75090         Grayson                          1
1.252         Blossvale                  NY                 13308         Oneida                           1
1.253         Horseheads                 NY                 14845         Chemung                          1
1.254         Narvon                     PA                 17555         Lancaster                        1
1.255         Coal Valley                IL                 61240         Rock Island                      1
1.256         Fort Worth                 TX                 76119         Tarrant                          1
1.257         Seagoville                 TX                 75159         Dallas                           1
1.258         Topeka                     KS                 66619         Shawnee                          1
1.259         Fuquay-Varina              NC                 27526         Wake                             1
1.260         Haysville                  KS                 67060         Sedgwick                         1
1.261         Jonestown                  PA                 17038         Lebanon                          1
1.262         Sherman                    TX                 75090         Grayson                          1
1.263         Athens                     PA                 18840         Bradford                         1
1.264         Wichita                    KS                 67216         Sedgwick                         1
1.265         House Springs              MO                 63051         Jefferson                        1
1.266         Midwest City               OK                 73130         Oklahoma                         1
1.267         Midwest City               OK                 73110         Oklahoma                         1
1.268         Wichita                    KS                 67217         Sedgwick                         1
1.269         Chambersburg               PA                 17201         Franklin                         1
1.270         Douglass                   KS                 67039         Butler                           1
1.271         Arnold                     MO                 63010         Jefferson                        1
1.272         Gansevoort                 NY                 12831         Saratoga                         1
1.273         Wichita                    KS                 67209         Sedgwick                         1
1.274         Wichita                    KS                 67217         Sedgwick                         1
  19          Tuscaloosa                 AL                 35401         Tuscaloosa                       1
  42          Ypsilanti                  MI                 48197         Washtenaw                        1
  67          Clayton                    NC                 27520         Johnston                         1
  75          Roscoe                     IL                 61073         Winnebago                        1
  81          Northridge                 CA                 91325         Los Angeles                      1
  83          Shelby                     NC                 28152         Cleveland                        1
  87          Desert Hot Springs         CA                 92240         Riverside                        1
 103          Richmond                   VA                 23220         Richmond City                    1
 107          Little Rock                AR                 72209         Pulaski                          1
 108          Charlottesville            VA                 22903         Albermarle                       1
 119          Winston-Salem              NC                 27104         Forsyth                          1
 143          Denver                     CO                 80221         Adams                            1
 146          Burlington                 NJ                 08016         Burlington                       1
 162          Richmond                   VA                 23225         Richmond City                    1
 165          Jonesboro                  GA                 30236         Clayton                          1
 215          New York                   NY                 10032         New York                         1
 216          Richmond                   VA                 23227         Richmond City                    1
 232          Brooklyn                   NY                 11216         Kings                            1
 242          Huntington Beach           CA                 92648         Orange                           1

                                                                                  CUT-OFF DATE          LOAN
               PROPERTY                   PROPERTY              CUT-OFF DATE         BALANCE            GROUP
LOAN #           TYPE                     SUBTYPE               BALANCE ($)       PER UNIT ($)         1 OR 2            OCCUPANCY %
------------------------------------------------------------------------------------------------------------------------------------

  1      Manufactured Housing         Mobile Home Park            500,000,000          27,560.57          2                 82.57
1.001    Manufactured Housing         Mobile Home Park             12,897,493                             2                 97.53
1.002    Manufactured Housing         Mobile Home Park              9,246,588                             2                 85.71
1.003    Manufactured Housing         Mobile Home Park              8,632,180                             2                 92.52
1.004    Manufactured Housing         Mobile Home Park              7,621,707                             2                 90.39
1.005    Manufactured Housing         Mobile Home Park              7,301,809                             2                 98.36
1.006    Manufactured Housing         Mobile Home Park              7,083,466                             2                 79.76
1.007    Manufactured Housing         Mobile Home Park              6,799,111                             2                 99.47
1.008    Manufactured Housing         Mobile Home Park              6,243,097                             2                 91.15
1.009    Manufactured Housing         Mobile Home Park              6,136,465                             2                 83.51
1.010    Manufactured Housing         Mobile Home Park              5,791,177                             2                 95.58
1.011    Manufactured Housing         Mobile Home Park              5,537,290                             2                 97.77
1.012    Manufactured Housing         Mobile Home Park              5,308,791                             2                 99.07
1.013    Manufactured Housing         Mobile Home Park              5,222,469                             2                 85.40
1.014    Manufactured Housing         Mobile Home Park              5,105,681                             2                 90.06
1.015    Manufactured Housing         Mobile Home Park              4,917,804                             2                 91.75
1.016    Manufactured Housing         Mobile Home Park              4,684,227                             2                 78.24
1.017    Manufactured Housing         Mobile Home Park              4,321,168                             2                 99.63
1.018    Manufactured Housing         Mobile Home Park              4,062,202                             2                 81.97
1.019    Manufactured Housing         Mobile Home Park              3,963,186                             2                 57.44
1.020    Manufactured Housing         Mobile Home Park              3,935,259                             2                 98.61
1.021    Manufactured Housing         Mobile Home Park              3,912,409                             2                 97.59
1.022    Manufactured Housing         Mobile Home Park              3,876,864                             2                 88.99
1.023    Manufactured Housing         Mobile Home Park              3,706,760                             2                 97.77
1.024    Manufactured Housing         Mobile Home Park              3,694,065                             2                 99.22
1.025    Manufactured Housing         Mobile Home Park              3,676,293                             2                 70.60
1.026    Manufactured Housing         Mobile Home Park              3,592,510                             2                 89.41
1.027    Manufactured Housing         Mobile Home Park              3,549,984                             2                 97.12
1.028    Manufactured Housing         Mobile Home Park              3,351,317                             2                 82.46
1.029    Manufactured Housing         Mobile Home Park              3,325,928                             2                 98.33
1.030    Manufactured Housing         Mobile Home Park              3,270,073                             2                 96.58
1.031    Manufactured Housing         Mobile Home Park              3,201,523                             2                 99.53
1.032    Manufactured Housing         Mobile Home Park              3,158,362                             2                 74.62
1.033    Manufactured Housing         Mobile Home Park              3,150,746                             2                 72.68
1.034    Manufactured Housing         Mobile Home Park              3,105,046                             2                 85.55
1.035    Manufactured Housing         Mobile Home Park              3,018,724                             2                 78.96
1.036    Manufactured Housing         Mobile Home Park              2,990,797                             2                 94.04
1.037    Manufactured Housing         Mobile Home Park              2,975,563                             2                 81.64
1.038    Manufactured Housing         Mobile Home Park              2,975,563                             2                 91.39
1.039    Manufactured Housing         Mobile Home Park              2,967,947                             2                 96.17
1.040    Manufactured Housing         Mobile Home Park              2,909,553                             2                 71.79
1.041    Manufactured Housing         Mobile Home Park              2,907,014                             2                 71.94
1.042    Manufactured Housing         Mobile Home Park              2,894,319                             2                 95.92
1.043    Manufactured Housing         Mobile Home Park              2,889,242                             2                 87.35
1.044    Manufactured Housing         Mobile Home Park              2,874,008                             2                 74.13
1.045    Manufactured Housing         Mobile Home Park              2,820,692                             2                 69.44
1.046    Manufactured Housing         Mobile Home Park              2,818,153                             2                 98.50
1.047    Manufactured Housing         Mobile Home Park              2,752,142                             2                 93.85
1.048    Manufactured Housing         Mobile Home Park              2,734,370                             2                 73.03
1.049    Manufactured Housing         Mobile Home Park              2,696,287                             2                 92.81
1.050    Manufactured Housing         Mobile Home Park              2,691,209                             2                 72.22
1.051    Manufactured Housing         Mobile Home Park              2,640,432                             2                 95.19
1.052    Manufactured Housing         Mobile Home Park              2,615,043                             2                 98.52
1.053    Manufactured Housing         Mobile Home Park              2,615,043                             2                 84.09
1.054    Manufactured Housing         Mobile Home Park              2,602,348                             2                 73.80
1.055    Manufactured Housing         Mobile Home Park              2,602,348                             2                 100.00
1.056    Manufactured Housing         Mobile Home Park              2,576,960                             2                 99.12
1.057    Manufactured Housing         Mobile Home Park              2,536,338                             2                 77.22
1.058    Manufactured Housing         Mobile Home Park              2,526,182                             2                 78.18
1.059    Manufactured Housing         Mobile Home Park              2,494,446                             2                 51.64
1.060    Manufactured Housing         Mobile Home Park              2,442,399                             2                 97.66
1.061    Manufactured Housing         Mobile Home Park              2,437,321                             2                 81.86
1.062    Manufactured Housing         Mobile Home Park              2,437,321                             2                 92.04
1.063    Manufactured Housing         Mobile Home Park              2,434,783                             2                 88.24
1.064    Manufactured Housing         Mobile Home Park              2,432,244                             2                 100.00
1.065    Manufactured Housing         Mobile Home Park              2,422,088                             2                 91.50
1.066    Manufactured Housing         Mobile Home Park              2,422,088                             2                 90.97
1.067    Manufactured Housing         Mobile Home Park              2,411,933                             2                 94.36
1.068    Manufactured Housing         Mobile Home Park              2,391,622                             2                 96.17
1.069    Manufactured Housing         Mobile Home Park              2,389,083                             2                 93.53
1.070    Manufactured Housing         Mobile Home Park              2,384,005                             2                 92.14
1.071    Manufactured Housing         Mobile Home Park              2,381,466                             2                 96.92
1.072    Manufactured Housing         Mobile Home Park              2,376,388                             2                 97.56
1.073    Manufactured Housing         Mobile Home Park              2,361,155                             2                 92.47
1.074    Manufactured Housing         Mobile Home Park              2,356,077                             2                 73.23
1.075    Manufactured Housing         Mobile Home Park              2,351,000                             2                 82.78
1.076    Manufactured Housing         Mobile Home Park              2,317,994                             2                 92.94
1.077    Manufactured Housing         Mobile Home Park              2,272,295                             2                 95.19
1.078    Manufactured Housing         Mobile Home Park              2,259,600                             2                 93.10
1.079    Manufactured Housing         Mobile Home Park              2,259,600                             2                 90.55
1.080    Manufactured Housing         Mobile Home Park              2,254,522                             2                 90.00
1.081    Manufactured Housing         Mobile Home Park              2,216,439                             2                 83.62
1.082    Manufactured Housing         Mobile Home Park              2,201,206                             2                 77.65
1.083    Manufactured Housing         Mobile Home Park              2,201,206                             2                 83.23
1.084    Manufactured Housing         Mobile Home Park              2,188,512                             2                 80.75
1.085    Manufactured Housing         Mobile Home Park              2,158,045                             2                 96.64
1.086    Manufactured Housing         Mobile Home Park              2,132,656                             2                 93.47
1.087    Manufactured Housing         Mobile Home Park              2,109,806                             2                 87.27
1.088    Manufactured Housing         Mobile Home Park              2,107,268                             2                 80.08
1.089    Manufactured Housing         Mobile Home Park              2,092,034                             2                 91.63
1.090    Manufactured Housing         Mobile Home Park              2,053,951                             2                 87.00
1.091    Manufactured Housing         Mobile Home Park              2,051,412                             2                 82.06
1.092    Manufactured Housing         Mobile Home Park              2,051,412                             2                 100.00
1.093    Manufactured Housing         Mobile Home Park              2,010,790                             2                 92.67
1.094    Manufactured Housing         Mobile Home Park              1,986,671                             2                 94.41
1.095    Manufactured Housing         Mobile Home Park              1,984,132                             2                 73.50
1.096    Manufactured Housing         Mobile Home Park              1,970,168                             2                 84.11
1.097    Manufactured Housing         Mobile Home Park              1,954,935                             2                 98.91
1.098    Manufactured Housing         Mobile Home Park              1,927,007                             2                 82.87
1.099    Manufactured Housing         Mobile Home Park              1,921,930                             2                 89.29
1.100    Manufactured Housing         Mobile Home Park              1,919,391                             2                 99.40
1.101    Manufactured Housing         Mobile Home Park              1,888,924                             2                 93.10
1.102    Manufactured Housing         Mobile Home Park              1,857,188                             2                 82.59
1.103    Manufactured Housing         Mobile Home Park              1,822,913                             2                 96.67
1.104    Manufactured Housing         Mobile Home Park              1,807,680                             2                 95.73
1.105    Manufactured Housing         Mobile Home Park              1,792,447                             2                 97.25
1.106    Manufactured Housing         Mobile Home Park              1,792,447                             2                 79.46
1.107    Manufactured Housing         Mobile Home Park              1,779,118                             2                 53.46
1.108    Manufactured Housing         Mobile Home Park              1,764,519                             2                 54.33
1.109    Manufactured Housing         Mobile Home Park              1,754,364                             2                 86.03
1.110    Manufactured Housing         Mobile Home Park              1,751,825                             2                 85.20
1.111    Manufactured Housing         Mobile Home Park              1,736,592                             2                 55.56
1.112    Manufactured Housing         Mobile Home Park              1,734,053                             2                 81.77
1.113    Manufactured Housing         Mobile Home Park              1,731,514                             2                 86.11
1.114    Manufactured Housing         Mobile Home Park              1,721,358                             2                 98.54
1.115    Manufactured Housing         Mobile Home Park              1,713,742                             2                 77.61
1.116    Manufactured Housing         Mobile Home Park              1,706,125                             2                 94.44
1.117    Manufactured Housing         Mobile Home Park              1,685,814                             2                 82.57
1.118    Manufactured Housing         Mobile Home Park              1,666,138                             2                 65.14
1.119    Manufactured Housing         Mobile Home Park              1,660,425                             2                 85.00
1.120    Manufactured Housing         Mobile Home Park              1,635,036                             2                 100.00
1.121    Manufactured Housing         Mobile Home Park              1,632,498                             2                 70.63
1.122    Manufactured Housing         Mobile Home Park              1,624,881                             2                 92.04
1.123    Manufactured Housing         Mobile Home Park              1,614,725                             2                 52.32
1.124    Manufactured Housing         Mobile Home Park              1,602,031                             2                 71.91
1.125    Manufactured Housing         Mobile Home Park              1,589,337                             2                 90.06
1.126    Manufactured Housing         Mobile Home Park              1,584,259                             2                 85.71
1.127    Manufactured Housing         Mobile Home Park              1,569,026                             2                 87.19
1.128    Manufactured Housing         Mobile Home Park              1,566,487                             2                 90.06
1.129    Manufactured Housing         Mobile Home Park              1,528,404                             2                 80.18
1.130    Manufactured Housing         Mobile Home Park              1,525,865                             2                 54.23
1.131    Manufactured Housing         Mobile Home Park              1,510,632                             2                 97.60
1.132    Manufactured Housing         Mobile Home Park              1,508,093                             2                 90.38
1.133    Manufactured Housing         Mobile Home Park              1,503,015                             2                 73.58
1.134    Manufactured Housing         Mobile Home Park              1,492,859                             2                 99.15
1.135    Manufactured Housing         Mobile Home Park              1,482,704                             2                 94.44
1.136    Manufactured Housing         Mobile Home Park              1,464,932                             2                 98.55
1.137    Manufactured Housing         Mobile Home Park              1,449,699                             2                 76.21
1.138    Manufactured Housing         Mobile Home Park              1,442,082                             2                 70.75
1.139    Manufactured Housing         Mobile Home Park              1,442,082                             2                 85.00
1.140    Manufactured Housing         Mobile Home Park              1,431,926                             2                 76.07
1.141    Manufactured Housing         Mobile Home Park              1,421,771                             2                 90.67
1.142    Manufactured Housing         Mobile Home Park              1,401,460                             2                 84.92
1.143    Manufactured Housing         Mobile Home Park              1,388,765                             2                 94.50
1.144    Manufactured Housing         Mobile Home Park              1,368,454                             2                 84.65
1.145    Manufactured Housing         Mobile Home Park              1,365,916                             2                 92.14
1.146    Manufactured Housing         Mobile Home Park              1,320,216                             2                 91.03
1.147    Manufactured Housing         Mobile Home Park              1,317,677                             2                 62.42
1.148    Manufactured Housing         Mobile Home Park              1,317,677                             2                 96.55
1.149    Manufactured Housing         Mobile Home Park              1,312,599                             2                 93.13
1.150    Manufactured Housing         Mobile Home Park              1,297,366                             2                 92.86
1.151    Manufactured Housing         Mobile Home Park              1,289,749                             2                 71.63
1.152    Manufactured Housing         Mobile Home Park              1,282,133                             2                 100.00
1.153    Manufactured Housing         Mobile Home Park              1,269,438                             2                 87.72
1.154    Manufactured Housing         Mobile Home Park              1,259,283                             2                 99.23
1.155    Manufactured Housing         Mobile Home Park              1,246,588                             2                 62.25
1.156    Manufactured Housing         Mobile Home Park              1,238,972                             2                 68.31
1.157    Manufactured Housing         Mobile Home Park              1,231,355                             2                 45.35
1.158    Manufactured Housing         Mobile Home Park              1,200,889                             2                 83.98
1.159    Manufactured Housing         Mobile Home Park              1,198,350                             2                 95.77
1.160    Manufactured Housing         Mobile Home Park              1,195,811                             2                 87.10
1.161    Manufactured Housing         Mobile Home Park              1,193,272                             2                 93.13
1.162    Manufactured Housing         Mobile Home Park              1,183,116                             2                 97.46
1.163    Manufactured Housing         Mobile Home Park              1,167,883                             2                 86.53
1.164    Manufactured Housing         Mobile Home Park              1,165,344                             2                 93.51
1.165    Manufactured Housing         Mobile Home Park              1,157,728                             2                 86.62
1.166    Manufactured Housing         Mobile Home Park              1,150,111                             2                 68.06
1.167    Manufactured Housing         Mobile Home Park              1,137,417                             2                 77.68
1.168    Manufactured Housing         Mobile Home Park              1,137,417                             2                 97.81
1.169    Manufactured Housing         Mobile Home Park              1,129,800                             2                 66.09
1.170    Manufactured Housing         Mobile Home Park              1,127,261                             2                 100.00
1.171    Manufactured Housing         Mobile Home Park              1,117,106                             2                 88.14
1.172    Manufactured Housing         Mobile Home Park              1,101,872                             2                 90.14
1.173    Manufactured Housing         Mobile Home Park              1,091,717                             2                 95.00
1.174    Manufactured Housing         Mobile Home Park              1,089,178                             2                 87.60
1.175    Manufactured Housing         Mobile Home Park              1,033,323                             2                 91.50
1.176    Manufactured Housing         Mobile Home Park              1,030,784                             2                 84.10
1.177    Manufactured Housing         Mobile Home Park              1,021,898                             2                 63.87
1.178    Manufactured Housing         Mobile Home Park              1,013,012                             2                 98.74
1.179    Manufactured Housing         Mobile Home Park                997,778                             2                 94.53
1.180    Manufactured Housing         Mobile Home Park                995,240                             2                 69.58
1.181    Manufactured Housing         Mobile Home Park                987,623                             2                 96.60
1.182    Manufactured Housing         Mobile Home Park                972,390                             2                 41.75
1.183    Manufactured Housing         Mobile Home Park                969,851                             2                 95.19
1.184    Manufactured Housing         Mobile Home Park                967,312                             2                 72.41
1.185    Manufactured Housing         Mobile Home Park                939,384                             2                 96.08
1.186    Manufactured Housing         Mobile Home Park                913,996                             2                 88.73
1.187    Manufactured Housing         Mobile Home Park                903,840                             2                 77.86
1.188    Manufactured Housing         Mobile Home Park                898,762                             2                 80.35
1.189    Manufactured Housing         Mobile Home Park                896,223                             2                 54.84
1.190    Manufactured Housing         Mobile Home Park                888,607                             2                 95.54
1.191    Manufactured Housing         Mobile Home Park                888,607                             2                 75.61
1.192    Manufactured Housing         Mobile Home Park                882,260                             2                 81.77
1.193    Manufactured Housing         Mobile Home Park                878,451                             2                 66.50
1.194    Manufactured Housing         Mobile Home Park                870,835                             2                 92.47
1.195    Manufactured Housing         Mobile Home Park                858,140                             2                 55.51
1.196    Manufactured Housing         Mobile Home Park                855,601                             2                 83.08
1.197    Manufactured Housing         Mobile Home Park                852,110                             2                 65.52
1.198    Manufactured Housing         Mobile Home Park                850,524                             2                 74.06
1.199    Manufactured Housing         Mobile Home Park                847,985                             2                 100.00
1.200    Manufactured Housing         Mobile Home Park                847,985                             2                 96.19
1.201    Manufactured Housing         Mobile Home Park                817,518                             2                 54.43
1.202    Manufactured Housing         Mobile Home Park                794,668                             2                 90.63
1.203    Manufactured Housing         Mobile Home Park                784,513                             2                 84.55
1.204    Manufactured Housing         Mobile Home Park                779,435                             2                 72.25
1.205    Manufactured Housing         Mobile Home Park                774,357                             2                 80.86
1.206    Manufactured Housing         Mobile Home Park                774,357                             2                 75.16
1.207    Manufactured Housing         Mobile Home Park                761,663                             2                 98.67
1.208    Manufactured Housing         Mobile Home Park                756,585                             2                 100.00
1.209    Manufactured Housing         Mobile Home Park                754,046                             2                 80.36
1.210    Manufactured Housing         Mobile Home Park                741,352                             2                 83.33
1.211    Manufactured Housing         Mobile Home Park                733,735                             2                 94.12
1.212    Manufactured Housing         Mobile Home Park                728,658                             2                 95.45
1.213    Manufactured Housing         Mobile Home Park                710,885                             2                 81.32
1.214    Manufactured Housing         Mobile Home Park                703,269                             2                 80.58
1.215    Manufactured Housing         Mobile Home Park                693,113                             2                 83.57
1.216    Manufactured Housing         Mobile Home Park                652,491                             2                 87.36
1.217    Manufactured Housing         Mobile Home Park                642,336                             2                 78.95
1.218    Manufactured Housing         Mobile Home Park                637,258                             2                 98.39
1.219    Manufactured Housing         Mobile Home Park                622,659                             2                 68.12
1.220    Manufactured Housing         Mobile Home Park                622,025                             2                 64.33
1.221    Manufactured Housing         Mobile Home Park                601,714                             2                 75.45
1.222    Manufactured Housing         Mobile Home Park                596,636                             2                 65.00
1.223    Manufactured Housing         Mobile Home Park                594,097                             2                 88.52
1.224    Manufactured Housing         Mobile Home Park                583,942                             2                 86.26
1.225    Manufactured Housing         Mobile Home Park                578,864                             2                 83.50
1.226    Manufactured Housing         Mobile Home Park                550,936                             2                 97.50
1.227    Manufactured Housing         Mobile Home Park                548,397                             2                 98.39
1.228    Manufactured Housing         Mobile Home Park                535,703                             2                 97.14
1.229    Manufactured Housing         Mobile Home Park                528,086                             2                 98.36
1.230    Manufactured Housing         Mobile Home Park                523,009                             2                 71.20
1.231    Manufactured Housing         Mobile Home Park                510,314                             2                 91.04
1.232    Manufactured Housing         Mobile Home Park                484,925                             2                 95.92
1.233    Manufactured Housing         Mobile Home Park                479,848                             2                 96.30
1.234    Manufactured Housing         Mobile Home Park                467,153                             2                 87.34
1.235    Manufactured Housing         Mobile Home Park                467,153                             2                 100.00
1.236    Manufactured Housing         Mobile Home Park                462,076                             2                 75.34
1.237    Manufactured Housing         Mobile Home Park                456,998                             2                 55.48
1.238    Manufactured Housing         Mobile Home Park                441,765                             2                 67.59
1.239    Manufactured Housing         Mobile Home Park                441,765                             2                 97.26
1.240    Manufactured Housing         Mobile Home Park                437,639                             2                 68.97
1.241    Manufactured Housing         Mobile Home Park                436,687                             2                 94.37
1.242    Manufactured Housing         Mobile Home Park                434,148                             2                 82.00
1.243    Manufactured Housing         Mobile Home Park                426,531                             2                 66.99
1.244    Manufactured Housing         Mobile Home Park                423,992                             2                 76.19
1.245    Manufactured Housing         Mobile Home Park                421,454                             2                 65.74
1.246    Manufactured Housing         Mobile Home Park                421,454                             2                 56.00
1.247    Manufactured Housing         Mobile Home Park                421,454                             2                 90.59
1.248    Manufactured Housing         Mobile Home Park                421,454                             2                 90.00
1.249    Manufactured Housing         Mobile Home Park                408,442                             2                 78.95
1.250    Manufactured Housing         Mobile Home Park                406,220                             2                 60.15
1.251    Manufactured Housing         Mobile Home Park                403,681                             2                 60.47
1.252    Manufactured Housing         Mobile Home Park                402,412                             2                 63.91
1.253    Manufactured Housing         Mobile Home Park                388,131                             2                 72.82
1.254    Manufactured Housing         Mobile Home Park                380,831                             2                 92.31
1.255    Manufactured Housing         Mobile Home Park                370,676                             2                 95.56
1.256    Manufactured Housing         Mobile Home Park                368,772                             2                 66.18
1.257    Manufactured Housing         Mobile Home Park                340,209                             2                 89.09
1.258    Manufactured Housing         Mobile Home Park                332,593                             2                 65.14
1.259    Manufactured Housing         Mobile Home Park                319,898                             2                 70.83
1.260    Manufactured Housing         Mobile Home Park                276,738                             2                 77.65
1.261    Manufactured Housing         Mobile Home Park                271,660                             2                 93.18
1.262    Manufactured Housing         Mobile Home Park                248,810                             2                 58.23
1.263    Manufactured Housing         Mobile Home Park                243,732                             2                 65.66
1.264    Manufactured Housing         Mobile Home Park                231,038                             2                 60.91
1.265    Manufactured Housing         Mobile Home Park                225,960                             2                 80.43
1.266    Manufactured Housing         Mobile Home Park                213,266                             2                 68.33
1.267    Manufactured Housing         Mobile Home Park                170,105                             2                 54.10
1.268    Manufactured Housing         Mobile Home Park                134,560                             2                 78.38
1.269    Manufactured Housing         Mobile Home Park                124,405                             2                 100.00
1.270    Manufactured Housing         Mobile Home Park                121,866                             2                 48.08
1.271    Manufactured Housing         Mobile Home Park                118,058                             2                 88.46
1.272    Manufactured Housing         Mobile Home Park                116,788                             2                 94.12
1.273    Manufactured Housing         Mobile Home Park                104,094                             2                 29.21
1.274    Manufactured Housing         Mobile Home Park                 48,239                             2                 31.43
  19     Multifamily                  Garden                       27,100,000         102,651.52          2                 90.00
  42     Multifamily                  Garden                       13,000,000          43,918.92          2                 87.80
  67     Multifamily                  Garden                        9,400,000          69,117.65          2                 98.50
  75     Multifamily                  Garden                        8,200,000          64,062.50          2                 98.44
  81     Multifamily                  Garden                        7,950,000          79,500.00          2                 97.00
  83     Multifamily                  Garden                        7,850,000          54,513.89          2                 91.67
  87     Manufactured Housing         Mobile Home Park              7,600,000          23,974.76          2                 88.64
 103     Multifamily                  Garden                        6,350,000         104,098.36          2                 100.00
 107     Multifamily                  Garden                        6,200,000          25,203.25          2                 89.80
 108     Multifamily                  Garden                        6,114,475         179,837.49          2                 85.29
 119     Multifamily                  Garden                        5,000,000          32,894.74          2                 97.36
 143     Manufactured Housing         Mobile Home Park              4,000,000          35,398.23          2                 93.80
 146     Multifamily                  Garden                        3,980,932          18,956.82          2                 100.00
 162     Multifamily                  Garden                        3,420,000          51,818.18          2                 95.45
 165     Multifamily                  Garden                        3,242,683          32,426.83          2                 96.00
 215     Multifamily                  Mid/High Rise                 1,725,000          57,500.00          2                 93.30
 216     Multifamily                  Garden                        1,710,000          37,173.91          2                 95.65
 232     Multifamily                  Mid/High Rise                 1,079,012           8,701.71          2                 98.40
 242     Multifamily                  Garden                          792,814          37,753.04          2                 100.00

                                                                 PADS                             STUDIOS
                                                         ---------------------       ---------------------------------
              OCCUPANCY                                      AVG RENT PER              #                  AVG RENT PER
LOAN #          DATE              TOTAL UNITS/PADS             MO. ($)               UNITS                   MO. ($)
----------------------------------------------------------------------------------------------------------------------

  1               4/30/2007            57,165                    325
1.001             4/30/2007             931                      337
1.002             4/30/2007             665                      398
1.003             4/30/2007             642                      358
1.004             4/30/2007             406                      528
1.005             4/30/2007             489                      389
1.006             4/30/2007             850                      345
1.007             4/30/2007             379                      421
1.008             4/30/2007             339                      496
1.009             4/30/2007             485                      408
1.010             4/30/2007             430                      403
1.011             4/30/2007             404                      370
1.012             4/30/2007             323                      408
1.013             4/30/2007             507                      413
1.014             4/30/2007             362                      400
1.015             4/30/2007             303                      479
1.016             4/30/2007             510                      369
1.017             4/30/2007             273                      402
1.018             4/30/2007             355                      409
1.019             4/30/2007             806                      393
1.020             4/30/2007             287                      414
1.021             4/30/2007             249                      404
1.022             4/30/2007             436                      354
1.023             4/30/2007             314                      393
1.024             4/30/2007             257                      526
1.025             4/30/2007             602                      302
1.026             4/30/2007             425                      324
1.027             4/30/2007             208                      463
1.028             4/30/2007             228                      499
1.029             4/30/2007             300                      367
1.030             4/30/2007             322                      335
1.031             4/30/2007             211                      393
1.032             4/30/2007             331                      355
1.033             4/30/2007             377                      397
1.034             4/30/2007             443                      321
1.035             4/30/2007             385                      313
1.036             4/30/2007             302                      358
1.037             4/30/2007             354                      365
1.038             4/30/2007             267                      410
1.039             4/30/2007             209                      349
1.040             4/30/2007             468                      307
1.041             4/30/2007             360                      345
1.042             4/30/2007             343                      248
1.043             4/30/2007             340                      314
1.044             4/30/2007             518                      297
1.045             4/30/2007             288                      281
1.046             4/30/2007             200                      374
1.047             4/30/2007             260                      298
1.048             4/30/2007             356                      335
1.049             4/30/2007             292                      308
1.050             4/30/2007             126                      356
1.051             4/30/2007             208                      339
1.052             4/30/2007             203                      423
1.053             4/30/2007             264                      382
1.054             4/30/2007             439                      276
1.055             4/30/2007             230                      382
1.056             4/30/2007             342                      248
1.057             4/30/2007             237                      337
1.058             4/30/2007             275                      352
1.059             4/30/2007             426                      396
1.060             4/30/2007             214                      277
1.061             4/30/2007             408                      248
1.062             4/30/2007             226                      390
1.063             4/30/2007             204                      351
1.064             4/30/2007             136                      702
1.065             4/30/2007             247                      342
1.066             4/30/2007             277                      304
1.067             4/30/2007             195                      320
1.068             4/30/2007             183                      422
1.069             4/30/2007             232                      336
1.070             4/30/2007             140                      482
1.071             4/30/2007             195                      377
1.072             4/30/2007             205                      340
1.073             4/30/2007             186                      336
1.074             4/30/2007             396                      293
1.075             4/30/2007             273                      290
1.076             4/30/2007             170                      368
1.077             4/30/2007             187                      381
1.078             4/30/2007             290                      253
1.079             4/30/2007             201                      363
1.080             4/30/2007             310                      272
1.081             4/30/2007             232                      366
1.082             4/30/2007             179                      510
1.083             4/30/2007             167                      358
1.084             4/30/2007             213                      336
1.085             4/30/2007             149                      426
1.086             4/30/2007             245                      280
1.087             4/30/2007             220                      283
1.088             4/30/2007             256                      326
1.089             4/30/2007             251                      366
1.090             4/30/2007             277                      269
1.091             4/30/2007             301                      278
1.092             4/30/2007             209                      295
1.093             4/30/2007             191                      294
1.094             4/30/2007             179                      334
1.095             4/30/2007             317                      297
1.096             4/30/2007             214                      304
1.097             4/30/2007             183                      370
1.098             4/30/2007             216                      291
1.099             4/30/2007             112                      485
1.100             4/30/2007             166                      410
1.101             4/30/2007             174                      334
1.102             4/30/2007             270                      282
1.103             4/30/2007             120                      449
1.104             4/30/2007             281                      333
1.105             4/30/2007             182                      380
1.106             4/30/2007             185                      276
1.107             4/30/2007             520                      280
1.108             4/30/2007             254                      275
1.109             4/30/2007             136                      456
1.110             4/30/2007             250                      253
1.111             4/30/2007             387                      285
1.112             4/30/2007             203                      294
1.113             4/30/2007             144                      362
1.114             4/30/2007             206                      265
1.115             4/30/2007             259                      275
1.116             4/30/2007             144                      358
1.117             4/30/2007             241                      301
1.118             4/30/2007             350                      277
1.119             4/30/2007             100                      469
1.120             4/30/2007             128                      330
1.121             4/30/2007             286                      282
1.122             4/30/2007             113                      415
1.123             4/30/2007             409                      305
1.124             4/30/2007             299                      263
1.125             4/30/2007             181                      301
1.126             4/30/2007             210                      287
1.127             4/30/2007             203                      294
1.128             4/30/2007             161                      329
1.129             4/30/2007             227                      261
1.130             4/30/2007             319                      383
1.131             4/30/2007             167                      282
1.132             4/30/2007             156                      338
1.133             4/30/2007             246                      251
1.134             4/30/2007             118                      326
1.135             4/30/2007             180                      281
1.136             4/30/2007             207                      246
1.137             4/30/2007             227                      273
1.138             4/30/2007             335                      238
1.139             4/30/2007             200                      286
1.140             4/30/2007             234                      289
1.141             4/30/2007             193                      276
1.142             4/30/2007             252                      295
1.143             4/30/2007             200                      261
1.144             4/30/2007             202                      308
1.145             4/30/2007             140                      305
1.146             4/30/2007             156                      319
1.147             4/30/2007             306                      322
1.148             4/30/2007             145                      301
1.149             4/30/2007             131                      346
1.150             4/30/2007             126                      287
1.151             4/30/2007             363                      237
1.152             4/30/2007              82                      620
1.153             4/30/2007             171                      278
1.154             4/30/2007             130                      300
1.155             4/30/2007             204                      333
1.156             4/30/2007             284                      243
1.157             4/30/2007             538                      239
1.158             4/30/2007             181                      238
1.159             4/30/2007             142                      283
1.160             4/30/2007              93                      435
1.161             4/30/2007             131                      322
1.162             4/30/2007             118                      302
1.163             4/30/2007             193                      308
1.164             4/30/2007             154                      263
1.165             4/30/2007             142                      349
1.166             4/30/2007             191                      297
1.167             4/30/2007             112                      390
1.168             4/30/2007             137                      227
1.169             4/30/2007             174                      253
1.170             4/30/2007             100                      434
1.171             4/30/2007             118                      332
1.172             4/30/2007             213                      236
1.173             4/30/2007             120                      296
1.174             4/30/2007             121                      340
1.175             4/30/2007             153                      268
1.176             4/30/2007             195                      232
1.177             4/30/2007             191                      284
1.178             4/30/2007             159                      230
1.179             4/30/2007             128                      268
1.180             4/30/2007             240                      255
1.181             4/30/2007             147                      226
1.182             4/30/2007             297                      271
1.183             4/30/2007             104                      318
1.184             4/30/2007             174                      246
1.185             4/30/2007             102                      317
1.186             4/30/2007              71                      438
1.187             4/30/2007             131                      361
1.188             4/30/2007             173                      230
1.189             4/30/2007             186                      334
1.190             4/30/2007             112                      265
1.191             4/30/2007             123                      314
1.192             4/30/2007             192                      276
1.193             4/30/2007             200                      240
1.194             4/30/2007              93                      297
1.195             4/30/2007             254                      258
1.196             4/30/2007             130                      263
1.197             4/30/2007             203                      278
1.198             4/30/2007             212                      222
1.199             4/30/2007              94                      295
1.200             4/30/2007             105                      262
1.201             4/30/2007             237                      256
1.202             4/30/2007              64                      378
1.203             4/30/2007             110                      266
1.204             4/30/2007             191                      282
1.205             4/30/2007             162                      237
1.206             4/30/2007             157                      219
1.207             4/30/2007              75                      330
1.208             4/30/2007              79                      302
1.209             4/30/2007             168                      230
1.210             4/30/2007              90                      277
1.211             4/30/2007              51                      411
1.212             4/30/2007              88                      271
1.213             4/30/2007              91                      296
1.214             4/30/2007             103                      271
1.215             4/30/2007             140                      280
1.216             4/30/2007              87                      252
1.217             4/30/2007              95                      279
1.218             4/30/2007              62                      250
1.219             4/30/2007             138                      282
1.220             4/30/2007             157                      274
1.221             4/30/2007             110                      277
1.222             4/30/2007             160                      246
1.223             4/30/2007              61                      330
1.224             4/30/2007             131                      229
1.225             4/30/2007             103                      232
1.226             4/30/2007              40                      394
1.227             4/30/2007              62                      365
1.228             4/30/2007              70                      264
1.229             4/30/2007              61                      305
1.230             4/30/2007             125                      232
1.231             4/30/2007              67                      255
1.232             4/30/2007              98                      218
1.233             4/30/2007              54                      257
1.234             4/30/2007              79                      264
1.235             4/30/2007              43                      325
1.236             4/30/2007              73                      264
1.237             4/30/2007             155                      247
1.238             4/30/2007             108                      228
1.239             4/30/2007              73                      279
1.240             4/30/2007              87                      292
1.241             4/30/2007              71                      222
1.242             4/30/2007             100                      292
1.243             4/30/2007             103                      236
1.244             4/30/2007              84                      248
1.245             4/30/2007             108                      239
1.246             4/30/2007             125                      238
1.247             4/30/2007              85                      261
1.248             4/30/2007              40                      364
1.249             4/30/2007              57                      340
1.250             4/30/2007             133                      237
1.251             4/30/2007             129                      251
1.252             4/30/2007             133                      245
1.253             4/30/2007             103                      276
1.254             4/30/2007              39                      348
1.255             4/30/2007              45                      266
1.256             4/30/2007              68                      298
1.257             4/30/2007              55                      234
1.258             4/30/2007             109                      219
1.259             4/30/2007              72                      269
1.260             4/30/2007              85                      234
1.261             4/30/2007              44                      280
1.262             4/30/2007              79                      260
1.263             4/30/2007              99                      243
1.264             4/30/2007             110                      235
1.265             4/30/2007              46                      279
1.266             4/30/2007              60                      236
1.267             4/30/2007              61                      221
1.268             4/30/2007              37                      235
1.269             4/30/2007              24                      215
1.270             4/30/2007              52                      197
1.271             4/30/2007              26                      292
1.272             4/30/2007              17                      331
1.273             4/30/2007              89                      229
1.274             4/30/2007              35                      205
  19              9/30/2007             264
  42              7/13/2007             296                                            31                      600
  67              8/14/2007             136
  75              6/30/2007             128
  81              7/30/2007             100                                            11                      809
  83              8/22/2007             144
  87               7/1/2007             317                      389
 103              9/30/2007              61                                            2                       700
 107               8/1/2007             246                                            1                       385
 108              9/26/2007              34
 119              4/30/2007             152
 143              5/31/2007             113                      472
 146              6/30/2007             210
 162              10/3/2007              66
 165              3/15/2007             100
 215              6/18/2007              30
 216              9/12/2007              46
 232              10/1/2007             124
 242              3/31/2007              21

              1 BEDROOM              2 BEDROOM               3 BEDROOM                4 BEDROOM
         --------------------------------------------------------------------------------------------
           #     AVG RENT PER     #     AVG RENT PER     #     AVG RENT PER       #     AVG RENT PER
LOAN #   UNITS      MO. ($)     UNITS     MO. ($)      UNITS     MO. ($)        UNITS      MO. ($)
-----------------------------------------------------------------------------------------------------

  1
1.001
1.002
1.003
1.004
1.005
1.006
1.007
1.008
1.009
1.010
1.011
1.012
1.013
1.014
1.015
1.016
1.017
1.018
1.019
1.020
1.021
1.022
1.023
1.024
1.025
1.026
1.027
1.028
1.029
1.030
1.031
1.032
1.033
1.034
1.035
1.036
1.037
1.038
1.039
1.040
1.041
1.042
1.043
1.044
1.045
1.046
1.047
1.048
1.049
1.050
1.051
1.052
1.053
1.054
1.055
1.056
1.057
1.058
1.059
1.060
1.061
1.062
1.063
1.064
1.065
1.066
1.067
1.068
1.069
1.070
1.071
1.072
1.073
1.074
1.075
1.076
1.077
1.078
1.079
1.080
1.081
1.082
1.083
1.084
1.085
1.086
1.087
1.088
1.089
1.090
1.091
1.092
1.093
1.094
1.095
1.096
1.097
1.098
1.099
1.100
1.101
1.102
1.103
1.104
1.105
1.106
1.107
1.108
1.109
1.110
1.111
1.112
1.113
1.114
1.115
1.116
1.117
1.118
1.119
1.120
1.121
1.122
1.123
1.124
1.125
1.126
1.127
1.128
1.129
1.130
1.131
1.132
1.133
1.134
1.135
1.136
1.137
1.138
1.139
1.140
1.141
1.142
1.143
1.144
1.145
1.146
1.147
1.148
1.149
1.150
1.151
1.152
1.153
1.154
1.155
1.156
1.157
1.158
1.159
1.160
1.161
1.162
1.163
1.164
1.165
1.166
1.167
1.168
1.169
1.170
1.171
1.172
1.173
1.174
1.175
1.176
1.177
1.178
1.179
1.180
1.181
1.182
1.183
1.184
1.185
1.186
1.187
1.188
1.189
1.190
1.191
1.192
1.193
1.194
1.195
1.196
1.197
1.198
1.199
1.200
1.201
1.202
1.203
1.204
1.205
1.206
1.207
1.208
1.209
1.210
1.211
1.212
1.213
1.214
1.215
1.216
1.217
1.218
1.219
1.220
1.221
1.222
1.223
1.224
1.225
1.226
1.227
1.228
1.229
1.230
1.231
1.232
1.233
1.234
1.235
1.236
1.237
1.238
1.239
1.240
1.241
1.242
1.243
1.244
1.245
1.246
1.247
1.248
1.249
1.250
1.251
1.252
1.253
1.254
1.255
1.256
1.257
1.258
1.259
1.260
1.261
1.262
1.263
1.264
1.265
1.266
1.267
1.268
1.269
1.270
1.271
1.272
1.273
1.274
  19      60          675         60        850          24       1,275          120        1,700
  42      166         708         99        858
  67      32          670         52        815          52        960
  75      24          820        104        962
  81      69          916         20       1,219
  83      48          551         72        657          24        765
  87
 103      12          815         28       1,242         19       1,651
 107      117         435        128        505
 108       7         1,250        8        1,475         11       2,100           8         2,475
 119      76          521         76        625
 143
 146      152         681         58        681
 162      52          714         14        878
 165                             100        550
 215                              30        673
 216      16          529         30        656
 232      88          857         36        857
 242       2         1,332        19       1,332

                     UTILITIES       ELEVATOR
LOAN #                 TENANT PAYS    PRESENT
------------------------------------------------

  1                  Various
1.001                E, G, S, W
1.002                E, S, W
1.003                E, G, S, W
1.004                E, S, W
1.005                E, G, S, W
1.006                E, S, W
1.007                E, G, S, W
1.008                E, G, S, W
1.009                E, G, S, W
1.010                E, G, S, W
1.011                E, G, S, W
1.012                E, G, S, W
1.013                E, G, S, W
1.014                E, S, W
1.015                E, G, S, W
1.016                E, S, W
1.017                E, G, S, W
1.018                E, G, S, W
1.019                E, G, S, W
1.020                E, G, S, W
1.021                E, G, S, W
1.022                E, G, S, W
1.023                E, S, W
1.024                E, G
1.025                E, S, W
1.026                E, S, W
1.027                E, G, S, W
1.028                E, G, S, W
1.029                E, G, S, W
1.030                E, G, S, W
1.031                E, G, S, W
1.032                E, G, S, W
1.033                E, G, S, W
1.034                E, G, S, W
1.035                E, G, S, W
1.036                E, G, S, W
1.037                E, G
1.038                E, G, S, W
1.039                E, G, S, W
1.040                E, S, W
1.041                E, G
1.042                E, G, S, W
1.043                E, G, S, W
1.044                E, G, S, W
1.045                E, G, S, W
1.046                E, G, S, W
1.047                E, G, S, W
1.048                E, G, S, W
1.049                E, G, S, W
1.050                E, S, W
1.051                E, G, S, W
1.052                E, G, S, W
1.053                E, G, S, W
1.054                E, G, S, W
1.055                E, G, S
1.056                E, G, S, W
1.057                E, G, S, W
1.058                E, G, S, W
1.059                E, G, S, W
1.060                E, S, W
1.061                E, G, S, W
1.062                E, G, S, W
1.063                E, G, S, W
1.064                E, G, W
1.065                E, G, S, W
1.066                E, G, S, W
1.067                E, G, S, W
1.068                E, S, W
1.069                E, G, S, W
1.070                E, G, S
1.071                E, G, S, W
1.072                E, G, S, W
1.073                E, G, S, W
1.074                E, G, S, W
1.075                E, G, S, W
1.076                E, G, S, W
1.077                E, G, S, W
1.078                E, G, S, W
1.079                E, S, W
1.080                E, G
1.081                E, G, S, W
1.082                E, G, S, W
1.083                E, G, S, W
1.084                E, S
1.085                E, G, S, W
1.086                E, G, S, W
1.087                E, G, S, W
1.088                E, G, S, W
1.089                E, G, S, W
1.090                E, G, S, W
1.091                E, G, S, W
1.092                E, G, S, W
1.093                E, G, S, W
1.094                E, G, S, W
1.095                E, G, S, W
1.096                E, G
1.097                E, G, S, W
1.098                E, G, S, W
1.099                E, G, S, W
1.100                E, G, S
1.101                E, G, S, W
1.102                E, G, S, W
1.103                E, S, W
1.104                E, G, S, W
1.105                E, G, S, W
1.106                E, G, S, W
1.107                E, G, S, W
1.108                E, G, S, W
1.109                E, G, S, W
1.110                E, G, S, W
1.111                E, G, S, W
1.112                E, G, S, W
1.113                E, G, S, W
1.114                E, G, S, W
1.115                E, G, S, W
1.116                E, G, S
1.117                E, G, S, W
1.118                E, G, S, W
1.119                E, G, S, W
1.120                E, S, W
1.121                E, G, S, W
1.122                E, G, S, W
1.123                E, G, S, W
1.124                E, G, S, W
1.125                E, G, S, W
1.126                E, G, S, W
1.127                E, W
1.128                E, G, S, W
1.129                E, G, S, W
1.130                E, G, S, W
1.131                E, G, S, W
1.132                E, G, S, W
1.133                E, G, S, W
1.134                E, S, W
1.135                E, G, S, W
1.136                E, G
1.137                E, G, S, W
1.138                E, G, S, W
1.139                E, G, S, W
1.140                E, G, S, W
1.141                E, S
1.142                E, G, S, W
1.143                E, G, S
1.144                E
1.145                E, G, S, W
1.146                E, G, S, W
1.147                E
1.148                E, G, S, W
1.149                E, G, S, W
1.150                E, G, S, W
1.151                E, G, S, W
1.152                E, G, S, W
1.153                E, G
1.154                E, G, S, W
1.155                E, G, S, W
1.156                E, G, S, W
1.157                E, G, S, W
1.158                E, S, W
1.159                E, G, S, W
1.160                E, G, S, W
1.161                E, G, S, W
1.162                E, G, S, W
1.163                E, G, S, W
1.164                E, G, S, W
1.165                E, G, S, W
1.166                E, G, S, W
1.167                E, G, S, W
1.168                E, G, S, W
1.169                E, G, S, W
1.170                E, G, S, W
1.171                E, G, S, W
1.172                E, G, S, W
1.173                E, G, S, W
1.174                E, G, S, W
1.175                E, G
1.176                E, G, S, W
1.177                E, G, S, W
1.178                E, G, S, W
1.179                E, G, S, W
1.180                E, G, S, W
1.181                E, G, S, W
1.182                E
1.183                E, S, W
1.184                E, S, W
1.185                E, G, S, W
1.186                E, G, S
1.187                E, G, S, W
1.188                E, G, S, W
1.189                E, G, S, W
1.190                E, G, S, W
1.191                E, G, S, W
1.192                E, G, S, W
1.193                E, G, S, W
1.194                E, G, S, W
1.195                E, G, S, W
1.196                E, G, S, W
1.197                E, G, S, W
1.198                E, G, S, W
1.199                E, G, S, W
1.200                E, G, S, W
1.201                E, G, S, W
1.202                E, G, S, W
1.203                E, G, S, W
1.204                E, G, S, W
1.205                E, G, S, W
1.206                E, G, S, W
1.207                E, G, S, W
1.208                E, G, S, W
1.209                E, G, S, W
1.210                E, G, S, W
1.211                E, G, S, W
1.212                E, G, S, W
1.213                E, G, S, W
1.214                E, G, S, W
1.215                E, G, S, W
1.216                E, G, S, W
1.217                E, G, S, W
1.218                E, G, S, W
1.219                E, G, S, W
1.220                E, G, S, W
1.221                E, G
1.222                E, G, S, W
1.223                E, G, S, W
1.224                E, S
1.225                E, G, S, W
1.226                E, G, S, W
1.227                E, G, S, W
1.228                E, G, S, W
1.229                E, G, S, W
1.230                E, G, S, W
1.231                E, G, S, W
1.232                E, G, S, W
1.233                E, G, S, W
1.234                E, G
1.235                E, G, S, W
1.236                E, G, S, W
1.237                E, G, S, W
1.238                E, G, S, W
1.239                E, G, S, W
1.240                E, G, S, W
1.241                E, G, S, W
1.242                E, G, S, W
1.243                E, G, S, W
1.244                E, G, S, W
1.245                E, G, S, W
1.246                E, G, S, W
1.247                E, G
1.248                E, S
1.249                E, G, S, W
1.250                E, G, S, W
1.251                E, G, S, W
1.252                E, G
1.253                E, G
1.254                E, G, S
1.255                E, G, S, W
1.256                E, G, S, W
1.257                E, G, S, W
1.258                E, G, S, W
1.259                E
1.260                E, G, S, W
1.261                E
1.262                E, S, W
1.263                E, G
1.264                E, G, S, W
1.265                E, G, S, W
1.266                E, G, S, W
1.267                E, G, S, W
1.268                E, G, S, W
1.269                E, S
1.270                E, G, S, W
1.271                E, G, S, W
1.272                E, G, S, W
1.273                E, G, S, W
1.274                E, G, S, W
  19                 E, G, S, W      Yes
  42                 E, G, S, W      No
  67                 E, S, W         No
  75                 E, G, S, W      No
  81                 E               No
  83                 E, S, W         No
  87                 E, G, W
 103                 None            No
 107                 None            No
 108                 E, G, S, W      Yes
 119                 E               No
 143                 E, G            No
 146                 E, G, S, W      No
 162                 E, G            Yes
 165                 S, W            No
 215                 E               No
 216                 E, G            No
 232                 E, G, S, W      Yes
 242                 E, G, S, W      Yes

Footnotes to Annex B

1	MLML – Merrill Lynch Mortgage Lending, Inc., CRF – Countrywide Commercial Real Estate Finance, Inc., EHY – Eurohypo AG, New York Branch, Natixis – Natixis Real Estate Capital Inc., and LNR – LNR Partners, Inc.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     ANNEX C

                  DESCRIPTION OF THE TEN LARGEST MORTGAGE LOANS

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                         ANNEX C

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

FARALLON PORTFOLIO

                          [PHOTO OF FARALLON PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                         274
Location (City/State)                                                   Various
Property Type                                              Manufactured Housing
Size (Pads)                                                              57,165
Percentage Physical Occupancy as of
     April 30, 2007                                                       82.6%
Year Built                                                              Various
Year Renovated                                                          Various
Appraisal Value                                                  $1,975,955,000
Average Monthly Rent Per Pad                                               $325
Underwritten Economic Occupancy                                           82.0%
Underwritten Revenues                                              $213,097,027
Underwritten Total Expenses                                         $54,201,845
Underwritten Net Operating Income (NOI)                            $158,895,181
Underwritten Net Cash Flow (NCF)                                   $156,037,181
4/30/2007 (TTM) NOI                                                $149,331,279
2006 NOI                                                           $145,844,254
2005 NOI                                                           $120,287,472
--------------------------------------------------------------------------------

                          [PHOTO OF FARALLON PORTFOLIO]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    2
Origination Date                                                  July 31, 2007
Cut-off Date Principal Balance(1)                                  $500,000,000
Cut-off Date Loan Balance Per Pad                                       $27,561
Percentage of Initial Mortgage Pool Balance                               17.8%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)(2)                               Fee/Leasehold
Mortgage Rate                                                           6.4650%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Call Protection(5),(6)                                               YM, Def, O
Lockbox                                                                    Hard
Cut-off Date LTV Ratio(1)                                                 79.7%
LTV Ratio at Maturity or ARD(1)                                           79.7%
Underwritten DSCR on NOI(1),(3),(4)                                       1.53x
Underwritten DSCR on NCF(1),(3),(4)                                       1.50x
--------------------------------------------------------------------------------

(1)   The Farallon Portfolio Loan Combination was originated in the amount of
      $1,575,500,000 of which $500,000,000 is included in the trust. The
      Farallon Portfolio Loan is evidenced by twenty (20) interest only promissory notes totalling $500,000,000 with original terms to maturity of
      120 months. The multiple other notes evidencing the loan either have been securitized in prior securitizations or may be securitized in one or more future securitizations. Calculations of LTV, DSCR and Cut-off Date Loan
      Balance Per Pad are based on the whole loan amount of $1,575,500,000.

(2)   One of the 274 manufactured housing communities is owned in leasehold. See the section entitled "Ground Lease" below.

(3)   The DSCR calculations assume an interest rate of 6.50% (LIBOR strike price plus 75 basis points) with respect to the portion of the Farallon
      Portfolio Loan Combination consisting of the floating rate A note non-trust loan.

(4)   The DSCR calculations include cash flow from the Farallon Rental Housing
      Portfolio (as defined below under "--The Loan"). The Underwritten DSCR on
      NOI and Underwritten DSCR on NCF excluding the cash flow from the Farallon
      Rental Housing Portfolio is 1.30x and 1.27x, respectively.

(5)   See the section entitled "Prepayment" below.

(6)   See the section entitled "Defeasance" below.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OF U.S.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan included in the trust (the "Farallon Portfolio
Loan") is evidenced by twenty (20) fixed rate notes and is secured by first mortgages encumbering Borrower's fee interests in two hundred seventy three
(273) manufactured housing communities and a leasehold interest in one (1)
manufactured housing community, which communities are located in twenty three
(23) states (collectively the "Farallon Portfolio") and, until such time as the
Debt Service Coverage Ratio equals 1.43x, a pledge of equity in entities that own approximately 9,098 rental homes dispersed throughout the 274 communities
(the "Farallon Rental Housing Portfolio"). The Farallon Portfolio Loan
represents approximately 17.8% of the initial mortgage pool balance and approximately 80.0% of the initial loan group 2 balance. The Farallon Portfolio
Loan was originated on July 31, 2007 and has a principal balance as of the cut-off date of $500,000,000. The Farallon Portfolio Loan has a scheduled maturity date of August 1, 2017. The Farallon Portfolio Loan permits prepayment and defeasance as described in the sections entitled "Prepayment" and
"Defeasance" below.

The Farallon Portfolio Loan is a portion of a whole mortgage loan with an original principal balance of $1,575,500,000 (the "Farallon Portfolio Loan
Combination"). The Farallon Portfolio Loan Combination is evidenced by forty-five (45) notes as follows: (i) six (6) five-year fixed rate A notes with an aggregate initial principal balance of $139,470,000 and an interest rate of
6.4194% per annum, none of which are held by the trust; (ii) four (4) seven-year fixed rate A notes with an aggregate initial principal balance of $92,980,000 and an interest rate of 6.5226% per annum, none of which are held by the trust;
(iii) twelve (12) ten-year fixed rate A notes with an aggregate initial principal balance of $267,550,000 (together with the notes in clauses (i) and
(ii) above, the "Farallon Portfolio Loan Fixed Rate A Notes") and an interest rate of 6.4650%, ten (10) of which are held by the trust with an aggregate initial principal balance of $232,450,000; (iv) one (1) floating rate A note with an initial principal balance of $500,000,000 (the "Farallon Portfolio Loan
Floating Rate A Note"), and an interest rate of one-month LIBOR plus 0.75% per annum, and a two-year term subject to three one-year extensions if certain conditions are satisfied, which note is not held by the trust; (v) six (6)
five-year fixed rate B notes (which are generally subordinate to all A notes)
with an aggregate initial principal balance of $160,530,000 and an interest rate of 6.4194% per annum, none of which are held by the trust; (vi) four (4)
seven-year fixed rate B notes (which are generally subordinate to all A notes)
with an aggregate initial principal balance of $107,020,000 and an interest rate of 6.5226% per annum, none of which are held by the trust; and (vii) twelve (12)
ten-year fixed rate B notes (which are generally subordinate to all A notes)
with an aggregate initial principal balance of $307,950,000 (together with the notes in clauses (v) and (vi) above, the "Farallon Portfolio Loan Fixed Rate B
Notes" and together with the Farallon Portfolio Loan Fixed Rate A Notes, the
"Farallon Portfolio Loan Fixed Rate Notes") and an interest rate of 6.4650%, ten
(10) of which are held by the trust with an aggregate initial principal balance of $267,550,000. All of the forty-five (45) notes that comprise the Farallon
Portfolio Loan Combination, including the Farallon Portfolio Loan, are secured by the mortgages encumbering the Farallon Portfolio and are interest only for their respective terms.

The twenty-five (25) notes that comprise the Farallon Portfolio Loan Combination that are not held by the trust have been securitized in prior securitizations or may be securitized in one or more future securitizations. The pooling and servicing agreement for the ML-CFC Commercial Mortgage Trust 2007-8, Commercial
Mortgage Pass-Through Certificates, Series 2007-8 securitization transaction and the intercreditor agreement for the Farallon Portfolio Loan Combination will govern the servicing of the Farallon Portfolio Loan Combination. The controlling class of the ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortage
Pass-Through Certificates, Series 2007-9 securitization transaction will have the right to direct and advise the applicable master servicer and the special servicer, and have certain approval rights, with respect to various servicing matters and major decisions relating to the Farallon Portfolio Loan Combination
(collectively, "Farallon Portfolio Control Rights").

---------------------------------------------------------------------------------------------------------------------------------
                                       $500 million*                                $500 million
                                       Farallon Portfolio Loan Fixed Rate A Notes   Farallon Portfolio Loan Floating Rate A Note
                                       {5,7, and 10 year maturities}                {2 year maturity}

Farallon Portfolio Loan Combination    ------------------------------------------------------------------------------------------
$1,575,500,000                                                 $575 5 million*
                                                               Farallon Portfolio Loan Fixed Rate B Notes
                                                               {5,7, and 10 year maturities}

---------------------------------------------------------------------------------------------------------------------------------

*     The five-year, seven-year and ten-year fixed rate portions are further divided into pari passu A and pari passu B Notes with 5, 7, and 10 year terms as set forth above. Each fixed rate A Note has a corresponding B
      Note. Each A Note will generally be senior to all the B Notes.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE BORROWERS. The borrower under the Farallon Portfolio Loan is made up of forty (40) single member Delaware limited liability companies, each a single purpose, bankruptcy remote entity 100% indirectly owned and controlled by
American Residential Communities JV LLC, a Delaware limited liability company
(the "Joint Venture"). The majority interest in the Joint Venture is indirectly owned (i) by funds managed by Farallon Capital Management, LLC ("Farallon") and
(ii) by funds managed by Helix Funds LLC ("Helix Funds"). A non-consolidation opinion was delivered in connection with the origination of the Farallon
Portfolio Loan.

Farallon is a global investment management company that manages discretionary equity capital of more than $26 billion, largely from institutional investors such as university endowments, foundations, and pension plans. Farallon was founded in March 1986 by Thomas F. Steyer. Farallon invests in public and private debt and equity securities, direct investments in private companies and real estate. Farallon invests in real estate across all asset classes around the world, including the United States, Europe, Latin America and India. Farallon
employs approximately 120 people in its headquarters in San Francisco,
California.

Farallon's joint venture partner is Helix Funds, a Chicago-based private real estate investment management company, the management team of which collectively has more than 40 years of experience in the manufactured home communities business, including the acquisition of more than 75 communities across the
United States.

THE PROPERTIES. The Farallon Portfolio consists of 274 manufactured housing communities located across 23 states. The Farallon Portfolio in the aggregate contains approximately 57,165 homesites in communities ranging in size from 17 to 931 homesites. The Farallon Rental Housing Portfolio consists of approximately 9,098 rental homes disbursed throughout the 274 manufactured housing communities which make up the Farallon Portfolio. The Farallon Rental
Housing Portfolio is operated by one or more subsidiaries of the Joint Venture.
No appraisals were completed for assets in the Farallon Rental Housing
Portfolio, and such portfolio will be released from the collateral when the
Farallon Portfolio (excluding the Farallon Portfolio Rental Housing Portfolio)
achieves a Debt Service Coverage Ratio of 1.43x.

The owners of the Farallon Rental Housing Portfolio lease homesites from the
Borrowers pursuant to one or more leases, which leases provide for rent to be payable for each leased homesite in the event the homesite (and the manufactured home located on such homesite) is occupied by a lessee or other user paying rent. Any such rents are to be no less than the greater of the subrental rate for the homesite or market rates. After the closing date, the owners of the
Farallon Rental Housing Portfolio may add additional homes to the Farallon
Rental Housing Portfolio. After January 1, 2008, certain new homes added to the
Farallon Rental Housing Portfolio may be financed and encumbered by liens related to such financing. After the release of the Farallon Rental Housing
Portfolio collateral (see below), the entire Farallon Rental Housing Portfolio may be financed and encumbered by liens related to such financing.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                   NUMBER OF    NUMBER       % OF                                     AVERAGE    AVERAGE
STATE              PROPERTIES   OF PADS   TOTAL PADS   UNDERWRITTEN NOI   % OF NOI   OCCUPANCY   RENT/PAD
---------------------------------------------------------------------------------------------------------

Texas                   50        9,207      16.1%       $ 24,368,410        15.3%      78.5       $311
Florida                 19        5,971      10.4%         19,656,396        12.4%      92.6       $353
Kansas                  29        5,113       8.9%          9,954,308         6.3%      73.4       $252
Georgia                 16        4,970       8.7%         16,337,149        10.3%      86.5       $374
Colorado                18        3,938       6.9%         13,958,481         8.8%      78.9       $407
Utah                    19        3,802       6.7%         14,407,611         9.1%      93.9       $360
Iowa                    14        3,691       6.5%          8,256,871         5.2%      81.0       $301
Pennsylvania            21        2,575       4.5%          6,236,629         3.9%      91.1       $288
North Carolina          10        2,489       4.4%          6,222,048         3.9%      77.6       $324
Oklahoma                13        2,486       4.3%          5,284,087         3.3%      73.4       $239
New York                11        2,045       3.6%          5,413,492         3.4%      79.1       $424
Missouri                 9        1,604       2.8%          4,344,480         2.7%      85.4       $304
Illinois                 7        1,588       2.8%          3,344,240         2.1%      78.2       $292
Wyoming                 13        1,577       2.8%          5,246,579         3.3%      93.5       $276
Indiana                  5        1,209       2.1%          3,770,274         2.4%      86.4       $331
South Carolina           3        1,184       2.1%          2,962,976         1.9%      78.0       $299
Michigan                 3          838       1.5%          1,997,361         1.3%      68.0       $384
New Mexico               3          753       1.3%          2,122,310         1.3%      82.3       $376
Tennessee                3          674       1.2%          1,231,710         0.8%      73.7       $302
North Dakota             2          458       0.8%          1,421,915         0.9%      93.0       $345
Arkansas                 3          378       0.7%          1,027,258         0.6%      91.8       $274
Idaho                    2          342       0.6%            629,889         0.4%      76.3       $238
Nebraska                 1          273       0.5%            700,706         0.4%      82.8       $290
---------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.        274       57,165     100.0%       $158,895,181       100.0%      82.6       $325
---------------------------------------------------------------------------------------------------------

                                  [MAP OF U.S.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

COMPETITIVE CONDITIONS.(1) The Farallon Portfolio is subject to competitive conditions. According to third-party appraisals, there are multiple competitive properties in each of the assets' respective submarkets. The reported weighted average market rents for the identified competitive set is $299.69 per month with a range of $246.89 to $352.48 as compared to the subject portfolio of
$309.21 per month over the trailing twelve months. The reported weighted average vacancy for the competitive set is 15.6% as compared to the subject portfolio of
17.1% over the trailing twelve months.

LOCKBOX. The Farallon Portfolio Loan Combination is structured so that all monies with respect to the Farallon Portfolio are deposited by the Borrowers or property manager into a local collection account (other than security deposits which are deposited into a separate security deposits account). Funds in the local collection accounts are periodically swept into the lender controlled central collection account from which payments of debt service and reserve deposits are made.

ESCROWS.

         -------------------------------------------------------
                         LOAN ESCROWS / RESERVES
                         -----------------------
         TYPE:                          INITIAL        MONTHLY
         -------------------------------------------------------
         Taxes                        $6,933,000      $1,218,340
         Insurance                    $  684,275      $        0(1)
         Capital Expenditures         $2,238,600      $  238,167
         Deferred Maintenance         $  536,646      $        0
         Environmental                $1,370,644      $        0
         -------------------------------------------------------

(1)   Each month Borrower is required to deposit an amount into the insurance escrow such that the amount therein equals or exceeds one half of the insurance premiums over the current policy period (pro rated to 12 months).

DEFEASANCE. After the later of (i) the date that the principal balance of the
Farallon Portfolio Loan Floating Rate A Note has been paid in full and (ii) the earlier of (a) the date that is 2 years after the final securitization of the entire Farallon Portfolio Loan Combination (including all notes) and (b) August
1, 2010 (the "First Open Defeasance Date"), the Farallon Portfolio Loan
Combination may be defeased with United States government obligations. After the
First Open Defeasance Date, the Borrowers may also obtain a release of one or more individual properties from the lien of the mortgage in connection with a partial defeasance subject to fulfillment of certain conditions, including providing defeasance collateral in an amount equal to 125% of the then-current allocated loan amount for the property(ies) being defeased and satisfaction of the Debt Service Coverage Test. Each such partial defeasance shall be allocated pro-rata across the Farallon Portfolio Loan Fixed Rate Notes.

PREPAYMENT. So long as the principal balance of the Farallon Portfolio Loan
Floating Rate A Note has been paid in full, but prior to the First Open
Defeasance Date, Borrower may prepay the Farallon Portfolio Loan in full together with payment in full of the remaining Farallon Portfolio Loan Fixed
Rate Notes upon the payment of the greater of 1% of the prepaid amount or yield maintenance determined in accordance with the loan agreement. On or after May 1,
2012, the Borrower may prepay the five-year portion of the Farallon Portfolio
Loan Combination without any prepayment premium or yield maintenance. On or after May 1, 2014, the Borrower may prepay the seven-year portion of the
Farallon Portfolio Loan Combination without any prepayment premium or yield maintenance. On or after May 1, 2017, the Borrower may prepay the ten-year portion of the Farallon Portfolio Loan Combination without any prepayment premium or yield maintenance.

SUBSTITUTION PROVISIONS. The Borrower has the right on one or more occasions, to obtain the release of one or more of the properties from the lien of the mortgage up to an aggregate amount of 20% of the Farallon Portfolio Loan
Combination principal balance on the closing date by substituting one or more manufactured housing community properties of like kind and quality acquired by the applicable Borrower, subject, in each case, to the fulfillment of certain conditions described in the loan documents including, without limitation, satisfaction of the Debt Service Coverage Test and delivery of appraisals, environmental reports, title policies, opinions, loan documents and rating agency confirmation that any rating issued in connection with a securitization of the Farallon Portfolio Loan Combination will not, as a result of the proposed substitution, be downgraded from the then-current ratings thereof, qualified or withdrawn.

PROPERTY RELEASES.

Release Upon Maturity. In connection with the repayment (or prepayment on or after May 1, 2012 or May 1, 2014, as applicable) of the five-year and seven-year notes that comprise the Farallon Portfolio Loan Combination, the Borrower may
obtain a release of certain manufactured home communities, provided certain requirements are satisfied (including, without limitation, satisfaction of the
Debt Service Coverage Test) and the remaining manufactured housing communities in the Farallon Portfolio have a geographical composition and diversity characteristics no less favorable to lender, as determined by Borrower in its reasonable good faith judgment, than prior to such release.

(1)   Certain information was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

In connection with the prepayment in whole or in part of the Farallon Portfolio
Loan Floating Rate A Note, the Borrower may effectuate the following property releases:

Capital Events. In connection with any (i) sale of a manufactured housing community to a third party or an affiliate or (ii) any refinancing, provided that Borrower transfers such manufactured home community to an affiliate simultaneously with such refinance, Borrower may, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service
Coverage Test and, if such event occurs on or prior to the 24th payment date, a prepayment fee and/or spread maintenance, as applicable), apply the proceeds of such sale or refinancing (in an amount equal to the greater of (x) the then-current allocated loan amount of such manufactured home community and (y)
90% of the net proceeds received in connection with such sale or refinance
(which amount shall not exceed 125% of the then-current allocated loan amount ))
to prepay the Farallon Portfolio Loan Floating Rate A Note.

Held For Sale Events. In connection with any sale of certain "held-for-sale"
manufactured housing communities, Borrower may, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service
Coverage Test and, if such event occurs on or prior to the 24th payment date, a reduced prepayment fee equal to 0.15% of the amount prepaid), apply the proceeds of such sale or refinancing (in an amount equal to the greater of (x) the then-current allocated loan amount of such manufactured home community and (y)
90% of the net proceeds received in connection with such sale or refinance
(which amount shall not exceed 125% of the then-current allocated loan amount ))
to prepay up to $160,000,000 of the Farallon Portfolio Loan Floating Rate A
Note.

OTHER RELEASES. In the event Borrower cannot comply with certain covenants contained in the loan documents with respect to any one manufactured housing community, Borrower may obtain a release of such individual manufactured housing community in accordance with the release, substitution and/or partial defeasance provisions described above.

FARALLON RENTAL HOUSING PORTFOLIO RELEASE PROVISIONS. The Farallon Rental
Housing Portfolio will be released from the collateral when the Farallon
Portfolio alone achieves a Debt Service Coverage Ratio of 1.43x.

ADDITIONAL DEBT. Not permitted. Certain affiliates of Borrower are permitted to enter into a revolving credit facility secured by a non-controlling interest in
Borrower, not to exceed $15,000,000 during the first year of the loan and
$25,000,000 thereafter.

PROPERTY MANAGEMENT. ARC Management Services, LLC is the property manager for all the Farallon Portfolio properties and the Farallon Rental Housing Portfolio.
The property manager is affiliated with the Borrowers.

GROUND LEASE. One manufactured housing community (Birchwood Farms, located in
Birch Run, Michigan) is owned in leasehold. The initial term of the ground lease expires on April 12, 2099. Annual rent due under the ground lease is $90,576 and increases on April 20, 2010 and every five years thereafter, by the lesser of
(a) 20% of the rent then in effect or (b) the cumulative CPI increase over the prior five year period. Pursuant to an option agreement, Borrower may purchase the related fee interest and such purchase is permitted under the loan documents provided that Borrower delivers customary title endorsements, opinions and amendments to the applicable mortgage in order to subject the related fee interest to the lien of the mortgage.

As used herein "Debt Service Coverage Ratio" means, as of any date of calculation with respect to the Farallon Portfolio, the quotient expressed to two decimal places of the underwritten net cash flow of the Farallon Portfolio, and not the Farallon Rental Housing Portfolio, divided by the aggregate Assumed
Loan Debt Service (rounded to the nearest hundredth). The underwritten net cash flow is calculated using the revenue during the most recent three month period annualized and the expenses for the most recent twelve month period.

As used herein "Assumed Loan Debt Service" means the annual debt service on the
Farallon Portfolio Loan Combination calculated (i) with respect to the Farallon
Portfolio Loan Fixed Rate Notes, using the computed debt service during the prior 12-month period and assuming that the Farallon Portfolio Loan Fixed Rate
Notes had been outstanding during such period with an outstanding principal balance equal to same at the time of calculation and (ii) with respect to the
Farallon Portfolio Loan Floating Rate A Note, using an assumed interest rate equal to the then applicable interest rate cap strike rate (as of the closing date, the strike rate is 5.75%, and during any Farallon Portfolio Loan Floating
Rate A Note extension term, shall be 6.0%, provided such strike rate may be adjusted by lender such that the Debt Service Coverage Ratio during the applicable extension term taking into account interest rate cap payments at the adjusted strike rate is not less than 1.43x) plus 0.75% over the prior 12-month period and assuming that the Farallon Portfolio Loan Floating Rate A Note had been outstanding during such period with an outstanding principal balance equal to same at the time of calculation.

As used herein, "Debt Service Coverage Test" means as of any date of calculation with respect to a property release, substitution, partial defeasance or other event, a test which shall be satisfied if the Debt Service Coverage Ratio for the manufactured housing communities that remain in the Farallon Portfolio (or with respect to a substitution, are collateral for the Farallon Portfolio Loan
Combination following such substitution) after such property release, substitution, partial defeasance or other event, equals or exceeds the greater of (i) 1.23x and (ii) the lesser of (A) the Debt Service Coverage Ratio immediately prior to the applicable property release, substitution, partial defeasance or other event and (B) 1.43x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

PROPERTY SUMMARY

--------------------------------------------------------------------------------------------------------------------------
                                             FARALLON PORTFOLIO PROPERTIES(1)
                                                                                          ANNUAL      ANNUAL      ANNUAL
                                                                                         EFFECTIVE   EFFECTIVE   EFFECTIVE
                                                 2005    2006    T-12 4/07   4/30/2007     2005        2006      T-12 4/07
     PROPERTY NAME               LOCATION        OCC     OCC        OCC         OCC        RENT        RENT        RENT
--------------------------------------------------------------------------------------------------------------------------

Westview                    Gillette, WY         85.2%   97.2%     98.6%       99.2%       2,938       3,220       3,296
Highview                    Gillette, WY         91.0%   98.5%     99.2%      100.0%       2,946       3,304       3,369
Denton Falls                Denton, TX           60.0%   56.7%     55.5%       54.8%       3,527       3,601       3,629
Shiloh Pines                Tyler, TX            73.0%   72.7%     72.4%       71.9%       2,767       2,923       2,979
Southfork                   Denton, TX           87.8%   77.5%     75.4%       73.0%       3,538       3,741       3,768
Meadowbrook                 Pueblo, CO           63.8%   57.5%     56.0%       55.6%       2,961       3,086       3,161
Loveland                    Loveland, CO         94.8%   93.1%     93.2%       92.0%       4,618       4,763       4,802
Brittany Place              Topeka, KS           88.1%   87.9%     88.6%       87.4%       2,426       2,790       2,857
Pleasant Grove (CO)         Fort Collins, CO     84.9%   79.7%     79.8%       77.7%       4,335       4,330       4,378
Seascape                    Corpus Christi, TX   60.1%   56.9%     56.2%       54.3%       2,908       2,953       3,008
Willow Springs              Fort Worth, TX       82.3%   69.3%     70.7%       68.1%       2,464       3,005       3,134
Cimmaron Village            Cheyenne, WY         90.3%   88.6%     90.1%       93.5%       2,932       3,007       3,074
Englewood Village           Cheyenne, WY         92.2%   94.7%     95.8%       98.4%       3,161       3,425       3,487
Cowboy                      Pocatello, ID        77.1%   70.5%     70.4%       72.4%       3,797       2,853       2,822
Springdale Lake             Belton, MO           89.3%   87.3%     86.4%       85.6%       3,008       3,494       3,563
Tanglewood                  Huntsville, TX       78.3%   80.1%     80.4%       80.2%       2,806       2,974       2,994
Cloverleaf                  Moline, IL           95.5%   94.5%     93.5%       92.8%       3,123       3,314       3,457
The Woodlands               Wichita, KS          74.6%   71.9%     70.8%       69.6%       2,589       2,895       2,896
Ridgewood Estates           Topeka, KS           88.6%   86.8%     85.6%       87.0%       2,821       2,993       3,059
Rose Country Estates        Tyler, TX            78.2%   80.4%     79.8%       83.5%       2,473       2,631       2,621
Twin Oaks                   Wichita, KS          72.2%   71.5%     70.8%       71.6%       2,407       2,656       2,629
El Lago                     Fort Worth, TX       90.2%   89.1%     88.4%       87.6%       3,666       3,850       3,965
Audora                      Wichita, KS          80.0%   81.9%     81.1%       78.4%       2,496       2,802       2,822
El Dorado                   Sherman, TX          66.8%   59.2%     58.1%       58.2%       2,586       2,865       2,888
El Lago II                  Fort Worth, TX       84.1%   84.2%     82.1%       78.9%       3,478       3,526       3,455
Whispering Hills            Coal Valley, IL      87.2%   93.8%     94.0%       95.6%       2,665       2,825       2,957
Creekside Estates           Seagoville, TX       80.8%   80.1%     80.6%       81.3%       3,064       3,337       3,392
Village North               Lewisville, TX       90.4%   94.5%     96.1%       98.6%       4,340       4,619       4,677
Oak Park Village (TX)       Coppell, TX          90.7%   90.7%     90.7%       87.1%       4,611       4,832       4,881
Creekside                   Seagoville, TX       84.8%   83.3%     82.6%       82.1%       2,868       3,018       3,053
Kimberly @ Creekside        Seagoville, TX       84.3%   84.5%     82.9%       80.6%       2,890       3,061       3,087
Dynamic                     DeSoto, TX           85.8%   89.5%     89.6%       90.4%       3,415       3,767       3,788
Navajo Lake Estates         Wichita, KS          66.7%   63.4%     62.7%       65.0%       2,516       2,809       2,812
Glen Acres                  Wichita, KS          69.8%   66.0%     61.0%       60.2%       2,457       2,696       2,643
Sherwood Acres              Wichita, KS          63.4%   61.4%     60.6%       60.9%       2,464       2,749       2,723
Belaire                     Pocatello, ID        81.1%   78.7%     78.5%       80.4%       2,656       2,655       2,685
Portside                    Jacksonville, FL     97.4%   97.9%     97.7%       97.5%       3,719       3,796       3,850
The Towneship at Clifton    Wichita, KS          56.2%   51.1%     48.5%       45.4%       2,486       2,725       2,728
Prairie Village             Salina, KS           82.6%   84.9%     84.5%       83.1%       2,641       2,980       3,029
El Caudillo                 Wichita, KS          89.3%   87.6%     87.4%       91.0%       2,495       2,883       2,883
Village Park                Greensboro, NC       85.8%   83.0%     82.3%       82.6%       3,172       3,458       3,461
River Oaks                  Kansas City, KS      79.5%   75.5%     74.9%       73.2%       2,886       3,228       3,332
Sunset Village              Gainesville, TX      78.8%   70.2%     69.1%       65.7%       2,477       2,691       2,770
Hidden Hills                Casper, WY           96.4%   92.7%     91.9%       94.5%       2,592       2,950       2,974
Westlake                    Oklahoma City, OK    72.3%   70.1%     70.6%       70.7%       2,391       2,602       2,605
Burntwood                   Oklahoma City, OK    85.5%   84.3%     83.1%       81.9%       2,487       2,697       2,769
Willow Terrace              Fort Worth, TX       65.2%   64.2%     64.4%       65.5%       3,031       3,113       3,167
Timberland                  Choctaw, OK          77.8%   79.5%     79.9%       80.3%       2,190       2,562       2,588
Northern Hills              Springdale, AR       88.1%   89.4%     90.1%       94.4%       2,626       3,069       3,128
Oak Glen                    Fayetteville, AR     87.9%   88.5%     89.3%       95.5%       2,576       2,968       2,915
Eastview                    Gillette, WY         82.5%   94.5%     96.8%      100.0%       3,095       3,272       3,360
Mesquite Ridge              Dallas, TX           88.6%   94.6%     94.7%       95.8%       2,996       3,206       3,228
Mesquite Meadows            Dallas, TX           88.2%   88.8%     87.6%       85.0%       2,991       3,230       3,277
Terrace                     Casper, WY           97.1%   95.9%     95.3%       95.5%       2,594       2,908       2,994
Shadow Mountain             Sherman, TX          70.0%   60.9%     59.9%       60.5%       2,675       2,791       2,851
Mesquite Green              Dallas, TX           92.1%   94.4%     94.7%       95.0%       3,027       3,296       3,378
Pine Hills                  Lawrence, KS         90.8%   87.5%     85.4%       83.3%       2,855       3,155       3,170
Riverside (KS)              Lawrence, KS         96.9%   95.0%     93.5%       92.5%       3,005       3,172       3,170
Overholser Village          Oklahoma City, OK    81.2%   83.3%     82.0%       80.9%       2,344       2,574       2,617
Cottonwood Grove            Plano, TX            94.4%   96.7%     96.9%       96.6%       4,496       4,790       4,889
--------------------------------------------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                             FARALLON PORTFOLIO PROPERTIES(1)
                                                                                          ANNUAL      ANNUAL      ANNUAL
                                                                                         EFFECTIVE   EFFECTIVE   EFFECTIVE
                                                 2005    2006    T-12 4/07   4/30/2007     2005        2006      T-12 4/07
     PROPERTY NAME               LOCATION        OCC     OCC        OCC         OCC        RENT        RENT        RENT
--------------------------------------------------------------------------------------------------------------------------

Countryside (OK)            Stillwater, OK        70.8%   58.4%     57.5%       56.0%      2,407       2,582       2,654
Eastern Villa               Stillwater, OK        81.5%   75.6%     74.2%       71.2%      2,399       2,598       2,611
Oakridge / Stonegate        Stillwater, OK        80.2%   70.7%     68.0%       67.6%      2,383       2,517       2,521
Riverchase                  Manhattan, KS         97.6%   98.0%     98.4%       98.7%      2,374       2,568       2,620
Colonial Gardens            Manhattan, KS         98.9%   99.1%     99.4%       99.1%      2,627       2,756       2,820
Chalet City                 Crowley, TX           82.4%   81.3%     81.2%       80.1%      3,353       3,634       3,702
Carriage Court East         Orlando, FL           98.1%   99.4%     99.8%      100.0%      3,571       3,721       3,809
Carriage Court Central      Orlando, FL           98.0%   97.1%     97.8%       99.2%      3,488       3,610       3,695
Oak Park Village (FL)       Gainesville, FL       92.8%   95.0%     95.2%       95.9%      2,699       2,729       2,795
Glenview                    Midwest City, OK      71.0%   68.3%     67.9%       68.3%      2,346       2,596       2,594
Westmoor                    Oklahoma City, OK     70.2%   70.4%     69.8%       68.3%      2,500       2,642       2,601
Commerce Heights            Commerce City, CO     95.6%   97.3%     96.7%       94.1%      4,427       4,601       4,722
Golden Rule                 Oklahoma City, OK     79.2%   84.6%     83.6%       84.1%      2,262       2,556       2,597
Misty Hollow                Midwest City, OK      57.7%   55.0%     53.8%       54.1%      1,935       2,419       2,544
Sunset 77                   Douglass, KS          64.4%   55.5%     52.5%       48.1%      1,930       2,158       2,150
Countryside (KS)            Hays, KS              81.3%   75.4%     74.2%       74.1%      2,166       2,508       2,547
Highland Acres              Lewisville, TX        87.6%   95.3%     96.8%       96.9%      3,972       4,311       4,395
Evergreen Village - IA      Sioux City, IA        74.0%   74.6%     74.8%       74.1%      2,931       3,252       3,319
Countryside Village (TN)    Columbia, TN          66.4%   62.6%     64.5%       65.1%      2,867       2,955       3,059
Sycamore Square             Wichita, KS           38.6%   34.9%     33.2%       31.4%      2,241       2,455       2,462
Eagle Ridge                 Lewisville, TX        92.5%   93.6%     93.2%       95.2%      3,946       4,203       4,293
Green Valley Village        Casper, WY            95.2%   93.5%     94.2%       96.2%      2,592       2,946       2,945
Shady Creek                 Dallas, TX            78.2%   76.4%     77.1%       78.9%      2,865       3,201       3,254
Summit Oaks                 Fort Worth, TX        83.3%   80.8%     79.7%       78.2%      3,566       3,774       3,780
Rolling Hills               Dallas, TX            87.4%   88.5%     89.1%       90.1%      3,026       3,390       3,438
West Cloud Commons          Salina, KS            67.1%   68.4%     68.3%       67.0%      2,456       2,765       2,793
Cedar Creek, KS             Salina, KS            57.7%   57.4%     56.8%       55.5%      2,475       2,756       2,769
Stony Brook North           Raleigh, NC           93.2%   95.5%     95.6%       96.2%      4,404       4,619       4,698
Wheel Estates               Orlando, FL           99.8%   99.1%     98.1%       96.3%      2,719       2,819       2,880
Meadowood                   Topeka, KS            90.3%   87.0%     86.2%       85.2%      2,426       2,846       2,883
Lakewood - TX               Royse City, TX        79.7%   74.7%     75.9%       76.2%      2,955       3,102       3,113
Ewing Trace                 Des Moines, IA        98.9%   98.9%     98.6%       97.3%      3,772       4,314       4,384
The Meadows                 Aurora, CO            89.2%   92.6%     91.9%       91.7%      5,290       5,386       5,374
Washingtonville Manor       Washingtonville, NY  100.0%  100.0%    100.0%      100.0%      6,711       7,217       7,311
Mission Estates             El Paso, TX           66.8%   67.3%     69.5%       70.6%      2,975       3,188       3,250
Brookside                   West Jordan, UT       92.0%   91.2%     92.0%       92.9%      3,947       4,076       4,186
Chalet North                Apopka, FL            94.1%   95.4%     96.3%       97.8%      3,992       4,070       4,163
Cypress Shores              Winter Haven, FL      88.5%   86.7%     87.1%       87.2%      3,304       3,497       3,481
Brookshire Village          House Springs, MO     71.7%   76.3%     75.7%       72.3%      2,726       2,941       3,143
South Arlington Estates     Arlington, TX         74.6%   85.8%     88.1%       91.5%      3,441       3,859       3,865
Autumn Forest               Browns Summit, NC     49.9%   44.2%     42.7%       41.8%      2,835       2,972       2,995
Woodlake                    Greensboro, NC        64.2%   61.9%     61.7%       62.4%      3,304       3,528       3,556
Arlington Lakeside          Arlington, TX         89.7%   84.7%     84.4%       83.6%      3,616       3,956       4,088
Four Seasons                Fayetteville, GA      87.7%   88.5%     86.3%       80.8%      3,370       3,584       3,664
Lamplighter Village         Marietta, GA          93.7%   96.5%     96.0%       95.6%      4,188       4,518       4,599
Shadowood                   Acworth, GA           92.5%   92.7%     90.1%       85.4%      3,846       4,165       4,190
Stone Mountain              Stone Mountain, GA    83.9%   83.4%     82.9%       82.0%      4,255       4,515       4,659
Highland                    Elkhart, IN           89.5%   93.5%     93.7%       93.5%      2,910       3,102       3,100
Birchwood Farms             Birch Run, MI         90.3%   92.0%     89.8%       86.6%      3,625       3,922       3,943
Cedar Knoll                 Waterloo, IA          95.4%   95.4%     95.5%       93.1%      2,497       2,733       2,822
Cedar Terrace               Cedar Rapids, IA      78.7%   77.6%     76.8%       76.1%      2,951       3,404       3,399
Five Seasons Davenport      Davenport, IA         77.5%   78.5%     78.5%       77.6%      2,681       3,074       3,123
Marion Village              Marion, IA            79.2%   76.9%     75.5%       73.8%      2,899       3,276       3,276
Silver Creek                Davenport, IA         83.4%   82.2%     81.8%       82.6%      2,718       3,084       3,147
Mallard Lake                Pontoon Beach, IL     93.4%   92.9%     92.0%       91.0%      3,564       3,458       3,483
Encantada                   Las Cruces, NM        83.9%   82.2%     82.2%       81.6%      3,951       4,087       4,168
Royal Crest                 Los Alamos, NM        79.3%   77.5%     77.2%       78.1%      5,532       5,550       5,649
Brookside Village - TX      Dallas, TX            80.0%   80.4%     79.5%       79.0%      3,040       3,441       3,482
Meadow Glen                 Keller, TX            64.4%   56.6%     55.1%       52.3%      3,058       3,290       3,354
Silver Leaf                 Mansfield, TX         89.5%   92.7%     95.1%       96.6%      2,872       3,177       3,240
Pleasant View Estates       Bloomsburg, PA        71.6%   73.9%     74.5%       75.5%      2,872       3,165       3,178
--------------------------------------------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                               FARALLON PORTFOLIO PROPERTIES(1)
                                                                                              ANNUAL      ANNUAL      ANNUAL
                                                                                             EFFECTIVE   EFFECTIVE   EFFECTIVE
                                                    2005     2006    T-12 4/07   4/30/2007     2005        2006      T-12 4/07
      PROPERTY NAME               LOCATION          OCC      OCC        OCC         OCC        RENT        RENT        RENT
------------------------------------------------------------------------------------------------------------------------------

Brookside Village - PA      Berwick, PA             83.0%    87.6%     87.6%       87.7%       2,843       3,112       3,156
Carsons                     Chambersburg, PA        86.8%    87.1%     86.7%       86.3%       2,520       2,578       2,602
Chelsea                     Sayre, PA               84.5%    94.6%     94.8%       90.6%       2,854       2,809       2,807
Collingwood MHP             Horseheads, NY          77.7%    73.2%     73.1%       72.8%       2,574       2,943       3,112
Crestview - PA              Athens, PA              56.3%    62.9%     65.3%       65.7%       2,537       2,690       2,703
Valley View - Danboro       Danboro, PA             98.8%    98.2%     99.5%      100.0%       4,333       4,557       4,568
Valley View - Ephrata       Ephrata, PA             94.0%    95.6%     95.6%       95.2%       3,228       3,590       3,604
Frieden Manor               Schuylkill Haven, PA    87.1%    90.6%     90.8%       90.7%       2,903       3,048       3,118
Green Acres                 Chambersburg, PA        99.7%   100.0%    100.0%      100.0%       2,459       2,443       2,448
Gregory Courts              Honey Brook, PA         95.7%    94.6%     94.0%       90.0%       4,007       3,921       4,015
Valley View - Honey Brook   Honey Brook, PA         86.3%    93.1%     94.0%       94.4%       3,725       4,037       4,080
Huguenot Estates            Port Jervis, NY         99.3%    99.7%     99.7%       99.4%       3,989       4,469       4,637
Maple Manor                 Taylor, PA              87.8%    91.4%     90.9%       90.0%       2,716       3,072       3,103
Monroe Valley               Jonestown, PA           98.1%    94.4%     93.0%       93.2%       3,027       3,291       3,211
Moosic Heights              Avoca, PA               82.5%    89.8%     90.8%       91.5%       2,707       2,863       2,959
Mountaintop                 Narvon, PA              92.5%    91.7%     91.5%       92.3%       3,777       4,029       4,019
Oakwood Lake Village        Tunkhannock, PA         88.9%    90.6%     89.7%       87.3%       2,705       2,818       2,858
Pine Haven MHP              Blossvale, NY           64.7%    63.9%     63.6%       63.9%       2,594       2,587       2,668
Sunny Acres                 Somerset, PA            96.4%    98.5%     98.7%       98.6%       2,624       2,763       2,810
Sunnyside                   Norristown, PA          95.1%    92.2%     90.9%       88.7%       4,693       5,034       5,092
Suburban Estates            Greensburg, PA          93.3%    94.0%     94.4%       94.5%       2,634       2,721       2,709
Western Mobile Estates      West Valley City, UT    81.3%    84.7%     85.0%       86.1%       3,664       3,898       3,965
Harmony Road                Fort Collins, CO        88.6%    83.2%     83.1%       83.5%       4,488       4,594       4,655
Inspiration Valley          Arvada, CO              88.2%    89.6%     90.7%       92.1%       5,342       5,397       5,508
Mountainside Estates        Golden, CO              86.8%    84.9%     84.3%       82.5%       5,451       5,602       5,669
Oasis                       Pueblo, CO              87.3%    88.3%     88.5%       90.1%       3,785       3,816       3,850
Mobile Gardens              Denver, CO              90.7%    81.8%     81.8%       85.0%       5,260       5,279       5,407
Sheridan                    Arvada, CO              89.5%    90.9%     90.5%       89.3%       5,251       5,546       5,584
Stoneybrook                 Greeley, CO             65.9%    55.5%     52.7%       51.6%       4,299       4,442       4,505
Sunset Country              Pueblo, CO              70.3%    65.0%     63.2%       62.3%       3,607       3,750       3,793
Thornton Estates            Thornton, CO            97.4%    97.7%     97.9%       97.1%       5,173       5,271       5,347
Villa West (CO)             Greeley, CO             86.1%    76.4%     74.5%       74.6%       3,958       4,093       4,106
Country Club Crossing       Altoona, IA             88.5%    91.3%     91.1%       92.0%       3,672       4,403       4,453
Tallview Terrace            Sioux City, IA          82.4%    84.2%     84.0%       81.8%       2,927       3,258       3,305
Siouxland Estates           South Sioux City, NE    87.6%    86.6%     85.7%       82.8%       2,964       3,265       3,300
Deerpointe                  Jacksonville, FL        82.2%    86.4%     86.3%       85.7%       3,062       3,123       3,152
Countryside (CO)            Greeley, CO             90.9%    88.0%     89.2%       93.1%       3,731       3,869       3,875
Shady Lane                  Commerce City, CO       90.5%    92.4%     92.8%       90.6%       4,017       4,205       4,299
Easy Living                 Lawrence, KS            95.6%    95.7%     96.2%       93.8%       3,147       3,261       3,317
Harper Woods                Lawrence, KS            86.2%    87.4%     86.2%       83.6%       3,017       3,080       3,089
Rockview Heights            Arnold, MO              86.4%    83.8%     83.0%       82.0%       2,980       3,144       3,190
Wikiup                      Henderson, CO           93.0%    91.3%     91.0%       91.2%       5,229       5,477       5,544
Blue Valley                 Manhattan, KS           95.8%    97.4%     97.1%       96.6%       2,098       2,439       2,487
Sleepy Hollow               Wichita, KS             42.1%    29.3%     28.5%       29.2%       2,515       2,736       2,742
Ortega Village              Jacksonville, FL        72.0%    67.7%     68.1%       69.4%       2,950       3,070       3,072
Magnolia Circle             Jacksonville, FL        82.0%    92.5%     92.8%       92.9%       2,842       3,136       3,159
Vogel Manor MHC             Arnold, MO              90.2%    94.0%     95.7%       97.3%       2,958       3,184       3,238
Green Spring Valley         Raleigh, NC             89.6%    93.3%     95.0%       96.6%       3,552       3,760       3,876
Western Park                Fayetteville, AR        74.7%    82.2%     82.3%       84.5%       2,663       2,992       2,972
Hidden Oaks                 Fort Worth, TX          77.7%    62.1%     63.7%       69.0%       2,664       3,035       3,297
Enchanted Village           Alton, IL               65.1%    56.3%     54.6%       53.5%       2,854       2,935       3,085
Oak Grove                   Godfrey, IL             80.5%    79.6%     78.3%       75.3%       2,728       2,942       2,990
Whitney                     Gainesville, FL         97.2%    97.9%     98.5%       98.5%       2,933       2,830       2,925
Siesta Manor                Fenton, MO              79.7%    82.8%     82.3%       81.8%       2,829       3,043       3,083
Northland                   Kansas City, MO         97.9%    96.0%     95.5%       95.7%       3,288       3,666       3,720
Sunrise Terrace             Newton, IA              73.1%    67.2%     66.8%       66.5%       2,632       2,547       2,614
Castle Acres                O'Fallon, IL            97.3%    97.1%     96.1%       97.6%       2,711       2,975       3,124
Country Club Manor          Imperial, MO            85.6%    85.7%     85.5%       84.9%       3,031       3,329       3,367
Aledo                       Aledo, TX               94.1%    91.9%     91.7%       92.1%       3,064       3,351       3,457
Mulberry Heights            Fort Worth, TX          84.8%    63.8%     62.9%       66.2%       2,876       2,985       3,213
Zoppe's                     Seagoville, TX          86.2%    85.5%     85.7%       89.1%       2,423       2,593       2,678
------------------------------------------------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                FARALLON PORTFOLIO PROPERTIES(1)
                                                                                                ANNUAL      ANNUAL      ANNUAL
                                                                                               EFFECTIVE   EFFECTIVE   EFFECTIVE
                                                      2005     2006    T-12 4/07   4/30/2007     2005        2006      T-12 4/07
       PROPERTY NAME                LOCATION          OCC      OCC        OCC         OCC        RENT        RENT        RENT
--------------------------------------------------------------------------------------------------------------------------------

Golden Triangle               Coppell, TX             96.0%    90.6%     88.7%       86.0%       4,821       5,011      5,078
Bush Ranch                    House Springs, MO       67.4%    77.1%     79.3%       80.4%       2,931       3,246      3,182
Park Avenue Estates           Haysville, KS           77.7%    74.4%     75.3%       77.6%       2,335       2,732      2,713
Seamist                       Corpus Christi, TX      66.7%    64.4%     64.1%       64.3%       2,891       3,095      3,136
Hidden Acres                  Arnold, MO              81.1%    91.7%     89.9%       88.5%       3,137       3,247      3,266
Connie Jean                   Jacksonville, FL        82.1%    93.4%     93.4%       98.4%       2,371       2,636      2,664
Camelot                       North Salt Lake, UT     99.2%    99.0%     99.0%       99.5%       4,542       4,733      4,833
Country Club Mobile Estates   Salt Lake City, UT      99.0%    99.2%     99.2%       99.1%       4,488       4,599      4,692
Crescentwood Village          Sandy, UT               98.9%    98.8%     99.3%       99.6%       4,379       4,501      4,608
Redwood Village               West Valley City, UT    98.5%    98.3%     97.9%       97.5%       4,197       4,293      4,409
Riverdale                     Riverdale, UT           93.2%    94.8%     94.7%       95.2%       3,765       3,771      3,846
Villa West (UT)               West Jordan, UT         95.6%    97.2%     98.3%       99.5%       4,211       4,378      4,451
Washington Mobile Estates     Ogden, UT               89.8%    92.9%     92.6%       92.5%       3,668       3,846      3,903
Windsor Mobile Estates        West Valley City, UT    96.6%    95.4%     95.7%       97.6%       4,374       4,536      4,565
Meridian Sooner               Oklahoma City, OK       92.9%    88.8%     88.3%       90.1%       2,315       2,617      2,620
Shawnee Hills                 Topeka, KS              66.7%    65.4%     65.3%       65.1%       2,275       2,485      2,535
Deerhurst                     Wendell, NC             82.1%    83.1%     83.9%       84.7%       3,272       3,393      3,494
Plainview                     Casper, WY              95.1%    94.0%     93.6%       94.4%       2,244       2,486      2,502
Park Plaza                    Gillette, WY            97.0%    98.3%     98.9%      100.0%       2,983       3,351      3,440
Havenwood                     Pompano Beach, FL       98.0%    95.8%     96.2%       96.7%       5,486       5,297      5,403
Western Hills                 Davie, FL               98.4%    89.7%     90.3%       90.4%       5,671       5,797      5,953
Terrace II                    Casper, WY              96.7%    97.1%     97.6%       97.1%       2,615       2,954      2,989
Bluebonnet Estates            Temple, TX              74.9%    66.8%     65.3%       66.1%       2,625       2,725      2,809
New Twin Lakes                Bloomingburg, NY        99.0%    99.3%     99.1%       99.2%       5,707       5,973      6,079
Spring Valley Village         Nanuet , NY             99.6%    99.8%     99.8%      100.0%       7,538       8,059      8,226
Dynamic II                    DeSoto, TX              93.1%    91.1%     91.3%       93.1%       3,391       3,691      3,779
Quail Run                     Hutchins, TX            80.2%    82.5%     83.0%       82.9%       3,087       3,315      3,327
Gallant Estates               Greensboro, NC          76.8%    77.5%     77.9%       76.2%       2,565       2,794      2,829
Forest Park                   Queensbury, NY          98.7%    98.7%     98.6%       98.9%       3,783       4,047      4,154
Birch Meadows                 Saratoga Springs, NY    92.5%    99.4%     99.4%       98.4%       3,579       3,866      4,014
Park D'Antoine                Gansevoort, NY          95.1%   100.0%     98.2%       94.1%       3,189       3,601      3,723
Viking Villa                  Ogden, UT               92.7%    93.3%     94.1%       92.7%       3,173       3,203      3,264
Lakeview Estates              Layton, UT              96.1%    97.0%     97.5%       96.2%       3,780       3,910      3,938
Siesta Lago                   Kissimmee, FL           96.5%    97.5%     98.0%       98.4%       4,291       4,394      4,438
Connelly Terrace              Connelly, NY            99.7%    99.8%     99.9%      100.0%       4,472       4,581      4,750
Sundown                       Clearfield, UT          90.4%    91.4%     92.7%       94.4%       3,512       3,641      3,692
Valley Verde                  Las Cruces, NM          79.4%    79.3%     82.2%       87.3%       2,939       3,107      3,138
Riverside (UT)                West Valley City, UT    95.5%    98.5%     98.6%       98.5%       3,970       4,113      4,217
Hampton Acres                 DeSoto, TX              81.4%    89.8%     88.8%       88.1%       3,443       3,728      3,808
Southridge Estates            Des Moines, IA          88.4%    92.8%     92.6%       91.6%       3,615       4,089      4,136
Pleasant Grove (NC)           Fuquay-Varina, NC       72.2%    61.1%     61.9%       70.8%       2,721       3,027      3,065
Terrell Crossing              Terrell, TX             70.1%    65.7%     67.2%       68.1%       3,316       3,329      3,397
Amber Village                 Dallas, TX              63.2%    65.2%     64.2%       63.9%       3,021       3,251      3,237
Jonesboro (Atlanta Meadows)   Riverdale, GA          100.0%    99.3%     98.9%       98.7%       3,383       3,655      3,714
Breazeale                     Laramie, WY             96.2%    97.4%     98.0%       97.5%       3,622       3,485      3,546
Broadmore                     Goshen, IN              70.0%    72.4%     72.2%       71.9%       3,596       3,811      3,902
Carnes Crossing               Summerville, SC         75.6%    73.9%     72.3%       70.6%       2,869       3,178      3,204
Castlewood Estates            Mableton, GA            95.9%    97.3%     97.9%       98.3%       3,935       4,127      4,223
Casual Estates                Liverpool, NY           60.0%    60.2%     58.6%       57.4%       4,116       4,155      4,319
Riverdale (Colonial Coach)    Riverdale, GA           89.8%    90.8%     90.3%       89.0%       3,729       3,900      3,985
Columbia Heights              Grand Forks, ND         94.4%    95.7%     95.6%       94.0%       3,822       4,091      4,176
Crestview - OK                Stillwater, OK          60.4%    55.0%     54.8%       54.4%       2,694       2,858      2,908
CV-Jacksonville               Jacksonville, FL        86.2%    89.6%     90.6%       92.5%       4,063       4,131      4,141
Eagle Creek                   Tyler, TX               88.7%    88.7%     88.2%       84.0%       2,787       2,575      2,658
Falcon Farms                  Port Byron, IL          85.8%    87.0%     85.8%       84.1%       3,147       3,302      3,421
Forest Creek                  Elkhart, IN             81.5%    86.0%     84.8%       83.2%       4,707       3,852      3,884
Foxhall Village               Raleigh, NC             85.1%    96.4%     96.5%       97.8%       4,100       4,398      4,448
Golden Valley                 Douglasville, GA        71.9%    71.9%     71.9%       72.2%       3,345       3,644      3,639
Lakewood Estates              Davenport, IA           94.9%    94.8%     94.2%       94.4%       3,306       3,650      3,729
Landmark Village              Fairburn, GA            81.6%    81.9%     80.3%       78.2%       3,666       3,974      4,014
Marnelle                      Fayetteville, GA        94.4%    92.4%     91.4%       90.5%       3,694       4,010      4,132
--------------------------------------------------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                              FARALLON PORTFOLIO PROPERTIES(1)
                                                                                            ANNUAL      ANNUAL      ANNUAL
                                                                                           EFFECTIVE   EFFECTIVE   EFFECTIVE
                                                  2005     2006    T-12 4/07   4/30/2007     2005        2006      T-12 4/07
     PROPERTY NAME               LOCATION         OCC      OCC        OCC         OCC        RENT        RENT        RENT
----------------------------------------------------------------------------------------------------------------------------

Oak Ridge                  Elkhart, IN            95.2%    97.9%     97.9%        97.6%      3,278       3,672       3,732
Oakwood Forest             Greensboro, NC         73.9%    72.8%     72.6%        71.8%      3,015       3,390       3,433
Pedaler's Pond             Lake Wales, FL         93.2%    97.2%     98.0%        97.7%      3,117       3,251       3,269
President's Park           Grand Forks, ND        88.7%    92.6%     92.1%        91.0%      3,249       3,620       3,673
Saddlebrook                North Charleston, SC   91.9%    93.0%     91.1%        89.4%      3,083       3,485       3,586
Southwind Village          Naples, FL             91.4%    89.7%     89.9%        90.1%      4,741       4,594       4,666
Terrace Heights            Dubuque, IA            78.9%    76.7%     75.5%        73.5%      3,393       3,362       3,439
Torrey Hills               Flint, MI              78.1%    74.6%     73.7%        72.7%      4,297       4,424       4,430
Twin Pines                 Goshen, IN             94.4%    95.2%     94.3%        93.5%      3,519       3,824       3,795
Villa                      Flint, MI              60.3%    59.1%     57.8%        54.2%      4,215       4,405       4,372
Hunter Ridge               Jonesboro, GA          83.2%    82.8%     82.2%        79.8%      3,626       3,875       3,891
Friendly Village - GA      Lawrenceville, GA      97.6%    98.2%     98.6%        98.5%      4,472       4,783       4,877
Misty Winds                Corpus Christi, TX     87.3%    89.6%     88.5%        87.4%      3,314       3,503       3,595
Shadow Hills               Orlando, FL            77.4%    84.2%     84.8%        85.7%      4,360       4,450       4,465
Smoke Creek                Snellville, GA         82.8%    83.6%     84.0%        84.1%      3,816       4,148       4,213
Woodlands of Kennesaw      Kennesaw, GA           89.4%    91.4%     91.5%        91.4%      4,313       4,604       4,663
Sunset Vista               Magna, UT              80.7%    85.8%     87.2%        88.2%      3,807       3,975       4,001
The Pines                  Ladson, SC             75.5%    77.2%     75.8%        75.2%      2,001       2,289       2,357
Shady Hills                Nashville, TN          77.9%    82.1%     83.2%        86.5%      2,826       3,329       3,481
Trailmont                  Goodlettsville, TN     86.1%    78.6%     77.2%        77.9%      3,494       4,112       4,249
Chisholm Creek             Park City, KS          61.8%    60.5%     58.0%        55.5%      2,646       2,920       2,922
Big Country                Cheyenne, WY           81.8%    74.2%     74.2%        73.6%      2,796       2,828       2,883
Lakeside - GA              Lithia Springs, GA     94.4%    94.9%     94.9%        96.1%      3,088       3,512       3,609
Plantation Estates         Douglasville, GA       92.2%    92.2%     93.1%        93.1%      3,213       3,471       3,489
Lakeside - IA              Davenport, IA          74.7%    75.0%     75.0%        75.6%      2,926       3,307       3,394
Evergreen Village - UT     Pleasant View, UT      75.5%    77.4%     77.7%        77.2%      3,553       3,827       3,822
Chambersburg I & II        Chambersburg, PA       88.3%    93.3%     94.3%        95.9%      2,305       2,417       2,453
Willow Creek Estates       Ogden, UT              94.4%    97.2%     97.4%        97.8%      2,061       2,370       2,471
Kopper View MHC            West Valley City, UT   92.8%    82.2%     83.1%        88.5%      3,317       3,591       3,772
Overpass Point MHC         Tooele, UT             72.4%    75.6%     78.5%        81.2%      2,801       2,876       2,960
Valley View - Ephrata II   Ephrata, PA            98.5%   100.0%    100.0%       100.0%      3,375       3,725       3,782
------------------------------------------------------    -----     -----        -----       -----       -----       -----
TOTAL/WEIGHTED AVG.                               83.6%    83.1%     82.9%        82.6%      3,441       3,652       3,710
----------------------------------------------------------------------------------------------------------------------------

_________________________

(1)   Pursuant to Rule 409 under the Securities Act of 1933, as amended, the
      Depositor has not included herein selected financial data (as defined in
      Item 3.01 of Regulation S-K) related to the occupancy rates at the
      Farallon Portfolio properties for three of the prior five most recent years and most recent interim period and the annual effective rent for one of the three most recent years (the "Non-Provided Information"). The
      Farallon Portfolio was acquired in 2007 by the Farallon Portfolio borrowers. The Depositor and its affiliates are not affiliated with the
      Farallon Portfolio borrowers. The Depositor has requested the Non-Provided
      Information from the Farallon Portfolio borrowers. The Farallon Portfolio borrowers have informed the Depositor that it does not possess the
      Non-Provided Information and that the Non-Provided Information can not be obtained from the prior owners of the Farallon Portfolio.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

DLJ WEST COAST HOTEL PORTFOLIO

                    [PHOTO OF DLJ WEST COAST HOTEL PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                                6
Location (City/State)                                                   Various
Property Type                                                       Hospitality
Size (Rooms)                                                              1,159
Percentage Physical Occupancy as of
     May 31, 2007                                                         75.8%
Year Built                                                              Various
Year Renovated                                                          Various
Appraisal Value                                                 $176,800,000(1)
Underwritten Economic Occupancy                                           76.7%
Underwritten Revenues                                               $37,515,000
Underwritten Total Expenses                                         $23,564,404
Underwritten Net Operating Income (NOI)(2)                          $13,950,596
Underwritten Net Cash Flow (NCF)(2)                                 $12,196,596
5/31/2007 (TTM) NOI                                                 $12,131,951
2006 NOI                                                            $12,333,708
2005 NOI                                                            $11,838,832
--------------------------------------------------------------------------------

                    [PHOTO OF DLJ WEST COAST HOTEL PORTFOLIO]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        EHY
Loan Group                                                                    1
Origination Date                                                  June 29, 2007
Cut-off Date Principal Balance                                     $130,100,000
Cut-off Date Loan Balance Per Room                                     $112,252
Percentage of Initial Mortgage Pool Balance                                4.6%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                               Fee/Leasehold(3)
Mortgage Rate                                                           6.6270%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           36
Original Term to Maturity/ARD (Months)                                       60
Original Amortization Term (Months)                                         360
                                                        LO(24),GrtrofYMor1%(4),
Call Protection                                      DeforGrtrofYMor1%(31),O(1)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                 73.6%(1)
LTV Ratio at Maturity or ARD                                           72.1%(1)
Underwritten DSCR on NOI                                               1.40x(4)
Underwritten DSCR on NCF                                               1.22x(5)
--------------------------------------------------------------------------------

(1)   Based on the "as-stabilized" value of $176,800,000. The appraiser concluded to an as-is value of $154,200,000. The as-is appraised value together with the upfront $8,500,000 capital improvements reserve results in a Cut-off Date LTV Ratio of 80.0%.

(2)   Underwritten Net Operating Income (NOI) and Underwritten Net Cash Flow
      (NCF) reflect occupancy and ADR based on the borrower's calendar year forecast for 2007.

(3)   The parking lot at the Residence Inn Oxnard River Ridge Property is
      subject to a ground lease. See "The Properties--Residence Inn Oxnard River
      Ridge" below.

(4)   The Underwritten DSCR on NOI during the interest only period is 1.60x.

(5)   The Underwritten DSCR on NCF during the interest only period is 1.40x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                   [4 MAPS OF DLJ WEST COAST HOTEL PORTFOLIO]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "DLJ West Coast Hotel Portfolio Loan") is secured by a first mortgage in a portfolio of six cross collateralized, mid-scale hotel properties, located in California and Oregon (the "DLJ West
Coast Hotel Portfolio"). The DLJ West Coast Hotel Portfolio Loan represents approximately 4.6% of the initial mortgage pool balance and approximately 6.0%
of the initial loan group 1 balance.

The DLJ West Coast Hotel Portfolio Loan was originated on June 29, 2007, and has a principal balance as of the cut-off date of $130,100,000. Loan proceeds were used to acquire the subject properties for $150,500,000 and to fund an upfront capital improvements reserve ($8,500,000) and closing costs ($1,525,000), for a total of $160,525,000.

The DLJ West Coast Hotel Portfolio Loan has a remaining term of 56 months and a scheduled maturity date of July 6, 2012. The DLJ West Coast Hotel Portfolio Loan
may be prepaid in whole at any time on or after the second anniversary of the origination date with payment of prepayment consideration in the amount equal to the greater of one percent (1%) of the then outstanding principal balance or the yield maintenance amount. The DLJ West Coast Hotel Portfolio Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the
Series 2007-9 securitization trust. The DLJ West Coast Hotel Loan also permits partial prepayment as described under "Release Provisions".

THE PROPERTIES. The DLJ West Coast Hotel Portfolio consists of six mid-scale hotels, including five properties in California and one in Oregon. The six properties contain 1,159 rooms, of which 56% are suites. There are two properties located in Sacramento, California; two properties located in Oxnard,
California; one property located in Riverside, California; and one property located in Lake Oswego, Oregon. A summary of the properties is provided below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                     CUT-OFF DATE             YEAR
            PROPERTY               PROPERTY LOCATION   # ROOMS   ALLOCATED LOAN AMOUNT   BUILT/RENOVATED   APPRAISAL VALUE(1)
-----------------------------------------------------------------------------------------------------------------------------

Residence Inn Oxnard River Ridge      Oxnard, CA          252        $ 36,938,000           1987/2006        $ 48,000,000
Sacramento Hawthorn Suites          Sacramento, CA        272          21,219,000           1988/2006          25,400,000
Residence Inn Sacramento Airport    Sacramento, CA        126          19,684,000           1992/2004          24,400,000
Hilton Garden Inn Lake Oswego       Lake Oswego, OR       180          19,320,000             2000             30,700,000
Courtyard Riverside                  Riverside, CA        163          17,309,000           1988/2004          24,800,000
Courtyard Oxnard Ventura              Oxnard, CA          166          15,630,000           1975/2003          23,500,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                   1,159        $130,100,000                            $176,800,000
-----------------------------------------------------------------------------------------------------------------------------

(1)   Based on "as-stabilized" value.

The subject properties have benefited from capital improvements totaling
$15,000,000 since 2002. Items addressed included the physical structure, guest rooms and meeting space, as noted below. Furthermore, the borrower is planning to invest an aggregate of approximately $10,500,000 ($9,060 per key) in capital improvements at the subject properties, as required by the franchise agreements to be completed by January 2008, for which $8,500,000 has been reserved upfront and cannot be released until the borrower has provided evidence that it has invested $2,000,000 (exclusive of the $8,500,000 capital improvements reserve)
out-of-pocket in capital improvements to the properties.

RESIDENCE INN OXNARD RIVER RIDGE. The Marriott Residence Inn Oxnard River Ridge,
built in 1987, is an all-suite hotel, consisting of 252 suites, situated on a
11.1-acre site, one mile south of US Highway 101, in Oxnard, California. The subject property is located 1.5 miles from the Pacific Ocean in close proximity to two military installations at Port Hueneme and Point Mugu Naval Air Station,
home of the Air National Guard. The site is adjacent to the River Ridge Golf
Course, a 27-hole facility, including a PGA rated, 18-hole course. Improvements include a single story main building and 32 two-story buildings containing a total of 252 suites. All of the public space, including the breakfast area, guest registration and lobby and meeting space is located in the main building.
Each of the 32 guestroom buildings contain a total of eight guest units, including six studio suites and two penthouse suites. Amenities at the subject property include 11,000 square feet of meeting space, a full-service/banquet and catering kitchen, 5 lighted tennis courts, 2 heated pools, 3 whirlpools, a business center and a fitness center. A $4,800,000 capital improvement program was implemented at the subject property from 2002-2006. Market segmentation is
62% commercial, 30% group and 8% leisure. Corporations in the Oxnard vicinity include Seminis, Proctor & Gamble and Haas Automation.

The DLJ West Coast Hotel Portfolio Borrower holds a leasehold interest, from The
City of Oxnard as ground lessor, with respect to a parking lot at the subject property. The ground lease expires on May 14, 2050. Pursuant to an option agreement with the ground lessor, The DLJ West Coast Hotel Portfolio Borrower may purchase the related fee interest at any time for a purchase price of $1.00.

SACRAMENTO HAWTHORN SUITES. Sacramento Hawthorn Suites, built in 1988, is an all-suite hotel, consisting of six 3-story buildings with a total of 272 suites, situated on a 7.5-acre site in Sacramento, California. The site is one block east of Interstate-5, approximately 9 miles southeast of the Sacramento
International Airport, and two miles from the State Capitol Building. The subject property is located in a densely developed area which includes mid-rise suburban office buildings, single and multifamily residential uses as well as commercial retail centers. Each guest suite includes a fully equipped kitchen or kitchenette. There is approximately 6,000 square feet of meeting space.
Approximately $2,300,000 in renovations at the subject

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

property was completed between 2002 and 2006. Market segmentation is 52%
commercial, 20% group and 28% government. Commercial demand is generated by companies with headquarters in Sacramento, and those that require proximity to state government offices, as well as the numerous corporations located within the Natomas Business Park area. The State of California is also a significant demand generator given the proximity of the subject property to the state capitol. In addition, a significant portion of the hotel room sales are airline contract based, due to the proximity of the subject property to the Sacramento
Airport.

RESIDENCE INN SACRAMENTO AIRPORT. The Marriott Residence Inn Sacramento Airport
Natomas, built in 1992, is a 2-story, all-suite hotel, consisting of 126 suites, situated on a 5.0-acre site located in Sacramento, California. The subject property is located in the southwest quadrant of the intersection of West El
Camino Avenue and Interstate 5. Downtown Sacramento is less than 3 miles south on Interstate 5. The Arco Arena, home of the NBA's Sacramento Kings, is 4 miles north and the Sacramento International Airport is approximately 7 miles northwest. The subject property is adjacent to the 700,000 square foot Natomas
Corporate Center and several other office buildings. A $1,600,000 renovation was completed in 2004. Amenities include a breakfast and reception area, an exercise room, a meeting room, an outdoor heated swimming pool, a Jacuzzi-style hot tub and a sport court. Guest suites include fully equipped kitchens. Market segmentation is 90% commercial and 10% government. Commercial demand is generated by companies with headquarters in Sacramento that require proximity to state government offices, as well as corporations located within the Natomas
Business Park area.

HILTON GARDEN INN LAKE OSWEGO. The Hilton Garden Inn, built in 2000 and situated on a 2.46-acre site, is a 6-story, 180-room full-service hotel, located in Kruse
Woods, a 1.6 million square foot Class A suburban office park centrally located outside Portland near the intersection of Interstate 5 and Route 217 in the heart of the CBD of Lake Oswego, Oregon. The subject property is less than 10 miles from downtown Portland and less than 20 miles from Portland International
Airport. Amenities include a restaurant that serves breakfast, an indoor pool and whirlpool, a business center, a fitness center and a Hertz rental car desk.
The subject property underwent $1,100,000 in capital improvements between 2006 and April 2007. Market segmentation is 60% commercial, 30% leisure and 10%
group. Commercial demand is generated by various corporate tenants in the area including technology companies and financial institutions.

COURTYARD RIVERSIDE. The Marriott Courtyard Riverside, built in 1988, is a
6-story, interior-corridor, mid-scale, 163-room hotel situated on a 2.7-acre site located in Riverside, California, just 0.5 miles west of Interstate 215 and
0.7 miles east of the campus of University of California-Riverside. The
University has a current enrollment of 17,000 students and attracts more than
100,000 annual visitors for events, conferences and visits to cultural facilities. Amenities at the subject property include approximately 1,550 square feet of meeting space, a sit-down restaurant, an outdoor pool and whirlpool, a business center, and a fitness center. The subject property most recently underwent a guestroom renovation in late 2004 and early 2005 estimated at
$1,200,000. Market segmentation is 65% commercial, 19% leisure and 16% group. In addition to the University of California -- Riverside, other commercial demand generators include Pepsi, March Air Reserve Base, Fleetwood and Toro Company.

COURTYARD OXNARD VENTURA. The Marriott Oxnard Ventura, built in 1975 (renovated in 2003), is a 166-room, mid-scale hotel situated on a 4.1 acre site in Oxnard,
California, adjacent to U.S. Highway 101 and approximately 5 miles from the
Pacific Ocean. The subject property is in close proximity to two military installations at Port Hueneme and Point Mugu Naval Air Station, home of the Air
National Guard. The subject property is located adjacent to a large office tower and within a short distance to other area office buildings. Formerly a part of the Hilton franchise, the subject property was converted to a Courtyard by
Marriott in 2003 at a cost of $4,000,000. Amenities at the subject property include 5,400 square feet of meeting space, a full-service, 3 meal-a-day restaurant, including a full kitchen and banquet kitchen, an outdoor pool and whirlpool, a business center, a fitness center and a lobby lounge. Market segmentation is 62% commercial, 16% leisure and 22% group.

---------------------------------------------------------------------------------------------------------------------------
                                                   OPERATING STATISTICS
                                                   --------------------
                                             2006                      TTM 7/31/07                 EHY UNDERWRITING
                                   -------------------------   ---------------------------   -----------------------------
PROPERTY NAME                        ADR      OCC.   REVPAR      ADR       OCC.    REVPAR     ADR(1)    OCC.(1)    REVPAR
--------------------------------------------------------------------------------------------------------------------------

Residence Inn Oxnard River Ridge   $103.54   81.5%   $ 84.39   $ 109.47   79.8%   $  87.37   $ 113.45   80.66%    $  91.51
Sacramento Hawthorn Suites         $ 76.64   79.4%   $ 60.86   $  77.82   76.9%   $  59.85   $  81.11   77.72%    $  63.04
Residence Inn Sacramento Airport   $117.19   81.2%   $ 95.15   $ 125.53   80.5%   $ 101.02   $ 130.10   81.33%    $ 105.81
Hilton Garden Inn Lake Oswego      $ 88.47   71.1%   $ 62.93   $  96.85   71.5%   $  69.28   $ 100.38   72.29%    $  72.56
Courtyard Riverside                $103.33   72.2%   $ 74.57   $ 105.97   70.9%   $  75.18   $ 109.83   71.69%    $  78.74
Courtyard Oxnard Ventura           $ 96.29   73.4%   $ 70.69   $  98.59   74.5%   $  73.40   $ 102.18   75.24%    $  76.88
--------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE                   $ 95.30   76.9%   $ 73.36   $  99.78   75.9%   $  75.87   $ 103.52    76.7%    $  79.55
--------------------------------------------------------------------------------------------------------------------------

(1)   Occupancy and ADR based on the borrower's calendar year forecast for 2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE MARKETS.(1)

OXNARD, CALIFORNIA (RESIDENCE INN OXNARD RIDGE & COURTYARD OXNARD VENTURA)

Oxnard is located in Ventura County, California. Freeway arteries that feed into the city of Oxnard include U.S. Highway Route 101, Pacific Coast Highway
CA-Route 1, CA-Route 34, and CA-Route 232. Demand for both subject properties is influenced by their respective locations near U.S. Highway 101. The average daily traffic count on U.S. Highway 101 at the Route 232 junction was 260,000 in
2006. The Oxnard Airport is approximately 1.8 miles south of the Residence Inn property and 2.2 miles southwest of the Courtyard by Marriott property. The
Oxnard Airport is classified as a non-hub commercial service airport with commuter flights currently serving Los Angeles International Airport (LAX).
According to Claritas, Inc., the population in 2006 within the Oxnard area was approximately 260,000.

The local economy of Oxnard is driven by international trade, agriculture, manufacturing, defense and tourism. Oxnard is one of the key manufacturing centers in the Greater Los Angeles Area. The Port of Hueneme is the busiest and only deep-harbor commercial port between Los Angeles and San Francisco, and is vital to trade with the Pacific Rim economies. Companies utilizing the Port include Delmonte, Chiquita, BMW, Land Rover and Jaguar. The city is home to two large navy bases, Pointe Hueneme and Point Mugu, which are located approximately
5.6 miles south and 7.9 miles southeast, respectively, of both properties. Other key industries driving Oxnard's economy include finance, transportation and the high tech industry. Some of the major companies headquartered in Oxnard are Haas
Automation, Vivitar, Seminis, Raypak, Drum Workshop and Boss Audio. Proctor &
Gamble and Sysco maintain their West Coast operations in Oxnard.

Local tourist attractions include Herzog Wine Cellars, Centennial Plaza, the
Ventura County Maritime Museum, Channel Island Harbor, and numerous outdoor recreational facilities.

RIVERSIDE, CALIFORNIA (COURTYARD RIVERSIDE)

The City of Riverside is located approximately 50 miles east of the City of Los
Angeles and 30 miles east of the City of Santa Ana. Riverside is served by three major freeways: Interstate 215, State Route 60 and State Route 91. These three freeways meet in northeastern Riverside at the 60/91/215 highway interchange, which is currently going through heavy reconstruction, due to be completed at the end of the year. Riverside is considered an employment center as well as a
"bedroom" community to the surrounding smaller cities in Riverside and San
Bernardino Counties. Most of the economy is professional service based, followed by manufacturing and agriculture. A majority of Riverside County's employment base is in the healthcare industry and government sector, the largest of which is the University of California. The University of California -- Riverside
campus is located just 0.7 miles east of the subject property. Riverside is considered one of the fastest growing communities in the inland area of Southern
California with its diverse economy and strong infrastructure.

The Riverside Convention Center, located approximately 1.6 miles northwest of the subject property, features approximately 45,000 square feet of flexible meeting space. The Convention Center, owned by the City of Riverside, features two ballrooms measuring 20,800 and 10,400 square feet in size, and a canopy-covered 24,700 square foot open air plaza which can also be used for outdoor functions.

Local tourist attractions include the Riverside Metropolitan Museum, University of California Riverside Botanical Gardens, March Field Air Museum and Castle
Amusement Park.

SACRAMENTO, CALIFORNIA (RESIDENCE INN SACRAMENTO AIRPORT & SACRAMENTO HAWTHORN
SUITES)

Sacramento, the capital of the State of California and located in California's
Central Valley, is the seventh most populous city in California. The Sacramento metropolitan area (MSA) consists of four counties in north-central California, extending from the eastern edge of the San Francisco Bay Area to the Nevada border at Lake Tahoe. The city is the core cultural and economic center of its four-county metropolitan area. With a population of 2,042,283, the Sacramento
MSA is the largest in the Central Valley, and is the fourth largest in
California. Between 1996 and 2006, the annual population growth averaged 2.2%, nearly double the top 100 MSA's and U.S. annual averages of 1.2% and 1.1%, respectively. The median household income in 2006 is estimated at $54,161, higher than the top 100 MSA's ($53,860) and that of the U.S. ($48,775).

Sacramento's economy is broadly based. Government and transportation are the largest sectors of employment in the area, and agriculture and mining, while still important in the region, have been surpassed by information, technology service, leisure and hospitality, education and health services, and construction. The largest employer is the State of California which accounts for
26.0% of all employment in the area and approximately 20.0% of all of the commercial real estate usage in the region. The State of California has added
8,200 jobs to the region this past year. Other major employers include the
University of California -- Davis, Intel, Bank of America, Hewlett-Packard and
Kaiser Permanente. Proximity to research centers and a well-educated labor pool have drawn such companies to the area. The unemployment rate was 4.5% in 2006, on par with the top 100 MSA's. Sacramento's unemployment rate is projected to be slightly below the national rate through 2011 at an average of approximately
4.0% compared to the average rate of 4.2% in the top 100 MSA's.

_________________________

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

Both the Residence Inn Sacramento Airport Natomas and Sacramento Hawthorne
Suites properties are located in the South Natomas area, situated in the northwestern edge of the city limits, near the Sacramento Airport, in the suburban office market most proximate to the downtown market. Generally, the boundaries to the immediate area are the Sacramento River to the south;
Interstate 80 to the north and south; Interstate 5 to the west; and Truxel Road to the east. The subject area is approximately 50% developed and represents a master-planned community that is in a growth stage. The existing improvements to the neighborhood consist mostly of low-to-mid-rise suburban office buildings, single and multi-family residential uses with some hotel and retail center development.

According to the CB Richard Ellis Third Quarter 2007 market report, the South
Natomas office submarket comprises 2.6 million square feet of office space with a reported 8.3% vacancy rate and year-to-date absorption of 184,091 square feet and an average asking rental rate of $27.60 per square foot.

LAKE OSWEGO, OREGON (HILTON GARDEN INN LAKE OSWEGO)

Located in the northwestern corner of Clackamas County, Lake Oswego is situated in close proximity to Oregon's major metropolitan areas, just 8 miles south of downtown Portland and 45 minutes north of the state capitol in Salem. Lake
Oswego is primarily a residential community (2006 population was 35,278, with
11,205 within a one-mile radius of the subject property, 100,187 within a three-mile radius of the subject property and 244,598 within a 5-mile radius of the subject property), but there is commercial development and light manufacturing. Most of the businesses are located downtown near Willamette
River, which is the city's eastern boundary, or on the west end in Lake Grove near Interstate 5. According to Claritas, Inc., the median household income in
2006 in Lake Oswego was $78,081 compared to $47,074 for the State of Oregon.

The subject property is situated within the Kruse Way corridor of Lake Oswego.
The Kruse Way corridor stretches from the major Interstate 5/Highway 217
Interchange on the west end, to Lower Boones Ferry Road on the east end. The
Kruse Way corridor has experienced significant growth in the past few years, with a 40.0% increase in Class A office product added since 1996 (the Lake
Oswego/Kruse Way/West Linn submarket currently consists of approximately 2.7 million square feet with a 12.4% vacancy rate). This additional supply has provided more alternatives for growing businesses that have made a commitment to locate along Kruse Way. Significant businesses located in the Kruse Way corridor include Safeco Insurance, Jacobs Engineering, Textron Industries, Jordan
Schrader, Meritage Mortgage, Prudential, Dean Witter, Salomon Smith Barney,
Greenbrier Industries and Waggener Edstrom. Businesses are attracted to the
Kruse Way area due to the strong demographics as well as its proximity to
Interstate 5, Interstate 205 and Highway 217.

HOTEL MARKET OVERVIEW

----------------------------------------------------------------------------------------------
                                    PENETRATION INDICES(1)
                                    ----------------------
                                            TTM 7/31/06                   TTM 7/31/07
                                    ---------------------------   ----------------------------
PROPERTY NAME                         ADR    OCCUPANCY   REVPAR     ADR    OCCUPANCY   REVPAR
----------------------------------------------------------------------------------------------

Residence Inn Oxnard River Ridge    100.0%    133.7%     133.7%    99.8%    127.5%     127.2%
Sacramento Hawthorn Suites           88.4%    128.4%     113.6%    84.6%    122.6%     103.7%
Residence Inn Sacramento Airport    108.7%    113.4%     123.3%   116.3%    109.9%     127.9%
Hilton Garden Inn Lake Oswego       102.0%    101.7%     103.8%   100.9%    102.8%     103.7%
Courtyard Riverside                 106.0%    115.2%     122.1%   111.5%    109.7%     122.4%
Courtyard Oxnard Ventura             97.6%    112.2%     109.5%    98.1%    112.3%     110.2%
----------------------------------------------------------------------------------------------
WEIGHTED AVERAGE                     99.0%    119.6%     118.1%    99.6%    115.9%     115.0%
----------------------------------------------------------------------------------------------

(1)   Information obtained from Smith Travel Research ("STR") as of July 2007.

THE BORROWERS. The borrowers are RECP CY Oxnard, LLC; RECP RI Oxnard, LLC; RECP
CY Riverside LLC; RECP HAW Sacramento LLC; RECP RI Sacramento LLC; and RECP Lake
Oswego LLC (collectively, the "DLJ West Coast Hotel Portfolio Borrower"), all of
which are single purpose, bankruptcy remote entities and Delaware limited liability companies. Each of the entities comprising the DLJ West Coast Hotel
Portfolio Borrower is indirectly owned and controlled by DLJ Real Estate Capital
Partners III, L.P. (98%) and RECP III Co-Investors A, L.P. (2%), which are subsidiaries of DLJ Real Estate Capital Partners ("RECP"), the fund manager for the Credit Suisse Alternative Investments Division.

Credit Suisse Alternative Investments, the global alternative investment and advisory arm of Credit Suisse, is a global private equity manager with more than
$20 billion in capital commitments under management. Credit Suisse Alternative
Investments is comprised of investment funds that focus on domestic and international leverage buyouts, structured equity investments, mezzanine investments, real estate investments, venture capital and growth capital investments, and investments in other private equity funds.

RECP, formed in 1995, is responsible for Credit Suisse's global real estate private equity business with a focus on opportunistic real estate investments throughout the world. RECP's team includes professionals located in New York,
Los Angeles, London and Tokyo. RECP manages a series of real estate private equity funds with $3 billion of committed capital. RECP has acquired 82 investments, reportedly representing in excess of $5 billion of real estate

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

throughout North America, Western Europe and Asia. As part of this amount, RECP has acquired (either directly or through joint ventures) over 30 hotels and resorts reportedly totaling in excess of $1 billion. RECP's investment program includes single asset acquisitions and repositioning, restructuring of public and private real estate entities, transfer of real estate assets from government and corporate owners, development opportunities and purchase of distressed debt instruments.

RECP's portfolios are highly diversified and include suburban and downtown office properties in Tokyo, Paris and throughout the U.S; industrial and logistic properties throughout the U.S.; regional/shopping centers in Phoenix,
Los Angeles, Madrid, Barcelona and Montreal; large-scale multifamily properties in New York City, Washington D.C., Paris and Tokyo; major development projects in the greater Boston area, Los Angeles, Silicon Valley, Phoenix, and New York
City; various luxury and mid-scale service hotels in North America and the
Caribbean; and controlling interests in real-estate related companies in the mortgage lending, warehouse, logistics and assisted-living businesses.

PROPERTY MANAGEMENT. The DLJ West Coast Portfolio is managed by Windsor Capital
Group, Inc. ("Windsor"). Founded in 1985, Windsor is a California-based hotel ownership and operating company that manages a portfolio of 37 hotels, comprising over 5,900 guestrooms, across the United States. Including the DLJ
West Coast Hotel Portfolio, Windsor has a total of eleven Marriott assets under management. The Marriott brands owned or operated by Windsor include Courtyard,
Residence Inn, Marriott and Renaissance. Windsor is not affiliated with the DLJ
West Coast Portfolio Borrower.

LOCKBOX. The loan documents require a hard lockbox and springing cash management.

ESCROWS. The following escrows/reserves have been established with respect to the DLJ West Coast Hotel Portfolio Loan:

        -----------------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------
        TYPE:                                   INITIAL         MONTHLY
        -----------------------------------------------------------------
        Taxes                                 $   438,220      $125,186(1)
        Insurance                             $    24,277      $ 24,277(1)
        Capital Improvements / FF&E           $8,500,0002        4%/5%(3)
        -----------------------------------------------------------------

(1)   The DLJ West Coast Hotel Portfolio Borrower is required to deposit on a monthly basis an amount equal to one-twelfth (1/12) of the taxes or insurance premiums that the lender reasonably estimates will be payable during the ensuing twelve (12) months in order to accumulate sufficient funds to pay all such amounts by the respective due dates.

(2)   Under the existing franchise agreements, property improvement plans totaling $10,500,000 in the aggregate are required and must be completed by January 2008. The $8,500,000 capital improvements reserve will not be released until the borrower has provided evidence that it has invested
      $2,000,000 (exclusive of the $8,500,000 capital improvements reserve) of out-of-pocket capital improvements in the properties.

(3)   4% of gross income will be escrowed from operations with respect to each property that is not franchised by Marriott, and 5% of gross income will be escrowed from operations with respect to each individual property that is franchised by Marriott.

RELEASE PROVISIONS. Individual DLJ West Coast Hotel Portfolio properties may be released from the lien of the related mortgage at any time on or after the second anniversary of the origination date upon a partial prepayment of the principal amount equal to 125% of the allocated loan amount of the individual property to be released together with the applicable yield maintenance premium, provided that, among other things: (i) the aggregate debt service coverage ratio for the DLJ West Coast Hotel Portfolio Loan immediately after such release must be equal to the greater of (a) the debt service coverage ratio for the twelve
(12) full calendar months immediately preceding the origination date, and (b)
the debt service coverage ratio for all of the then remaining properties for the twelve (12) full calendar months immediately preceding the release of the individual property; and (ii) after giving effect to such release, the LTV for the remaining mortgaged properties based upon current appraisals of the properties does not exceed the LTV of the properties (including the property to be released) as of the origination date; provided that, in order to meet the debt service coverage ratio requirements, the DLJ West Coast Hotel Portfolio
Borrower may prepay a portion of the subject loan in excess of the required release amount for the individual property to be released, and the release amount with respect to the remaining properties will be reduced proportionately by the additional amount prepaid.

ADDITIONAL DEBT. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

300 CAPITOL MALL

                           [PHOTO OF 300 CAPITOL MALL]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                            Sacramento, CA
Property Type                                                            Office
Size (Square Feet)                                                      383,238
Percentage Physical Occupancy as of June 11, 2007                         96.9%
Year Built                                                                 1985
Year Renovated                                                             1996
Appraisal Value                                                    $132,000,000
# of Tenant Leases                                                           18
Average Rent Per Square Foot                                             $29.19
Underwritten Economic Occupancy                                           95.0%
Underwritten Revenues                                               $14,261,491
Underwritten Total Expenses                                          $4,367,062
Underwritten Net Operating Income (NOI)(1)                           $9,894,430
Underwritten Net Cash Flow (NCF)(1)                                  $9,233,182
2007 NOI(2)                                                          $7,977,580
2006 NOI                                                             $6,747,602
2005 NOI                                                             $6,571,521
--------------------------------------------------------------------------------

                           [PHOTO OF 300 CAPITOL MALL]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        EHY
Loan Group                                                                    1
Origination Date                                                  June 14, 2007
Cut-off Date Principal Balance                                     $104,330,000
Cut-off Date Loan Balance Per SF/Unit                                      $272
Percentage of Initial Mortgage Pool Balance                                3.7%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.8560%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           84
Original Term to Maturity (Months)                                           84
Original Amortization Term (Months)                                         NAP
Call Protection                                          GRTRofYMor1%(28),Defor
                                                          GRTRofYMor1%(52),O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    79.0%
LTV Ratio at Maturity or ARD                                              79.0%
Underwritten DSCR on NOI                                                  1.36x
Underwritten DSCR on NCF                                                  1.27x
--------------------------------------------------------------------------------

(1)   Underwritten Net Operating Income (NOI) and Underwritten Net Cash Flow
      (NCF) each reflect total base rent for all occupied space at a rental rate of $36 per square foot (vs. average in-place rent of $29.19 per square foot) which is consistent with several recent lease renewals and expansions ($36.00 to $41.11 per square foot), at the subject property.
      The in-place DSCR on NCF is 1.08x.

(2)   Calculated based on the 300 Capitol Mall Borrower's rent roll dated June
      11, 2007 and trailing 12 month expenses as of May 31, 2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                            [MAP OF 300 CAPITOL MALL]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "300 Capitol Mall Loan") is secured by a first mortgage on a fee interest in an 18-story, Class A, 383,238 square foot, multi-tenanted office building (the "300 Capitol Mall Property"), located along the Capitol Mall in downtown Sacramento, California. The subject loan has a
7-year interest only period. The 300 Capitol Mall Loan represents approximately
3.7% of the initial mortgage pool balance and approximately 4.8% of the initial group one loan balance.

The 300 Capitol Mall Loan was originated on June 14, 2007 and has a principal balance as of the cut-off date of $104,330,000. The purpose of the 300 Capitol
Mall Loan was to finance the acquisition of the 300 Capitol Mall Property for
$130,000,000 and to fund closing costs ($2,000,000), immediate repairs
($913,140), and an upfront letter of credit ($4,600,000) for a total of
$137,513,140.

The 300 Capitol Mall Loan has a remaining term of 80 months and a scheduled maturity date of July 1, 2014. The 300 Capitol Mall Loan may be prepaid in whole, but not in part, at any time during its term with prepayment consideration in the amount equal to the greater of one percent (1%) of the then outstanding principal balance and the yield maintenance amount. Commencing two years after the formation of the series 2007-9 securitization trust, the 300
Capitol Mall Borrower has the option of prepaying the 300 Capitol Mall Loan in whole as described in the preceding sentence, or defeasing the entire 300
Capitol Mall Loan, subject to standard defeasance requirements. Voluntary prepayment of the 300 Capitol Mall Loan is permitted on or after April 1, 2014 without penalty.

THE PROPERTY. The 300 Capitol Mall Property is comprised of an 18-story, Class
A, 383,238 square foot office building located in Sacramento, California. The collateral includes a 783-car, 7-story attached parking garage. The subject property is situated on a 2.39-acre parcel encompassing a full city block bounded by Capitol Mall Road, 4th Street, N Street, and 3rd Street, in the
downtown CBD of Sacramento, with direct access to the Interstate 5 entrance ramp, approximately 5 blocks west from the Sacramento, California Capitol
Building. The subject building was constructed in 1985 (renovated in 1996) and is 96.9% leased to 18 tenants. Various offices and departments of the State of
California (S&P rating: A+) occupy approximately 83.8% of the gross leaseable area of the 300 Capitol Mall Property.

The 300 Capitol Mall Property was constructed to Class "A" standards. Amenities include a distinctive arching glass facade, tiered floor plates that allow for up to 14 corner offices per floor and a total of 36 balconies; a lobby highlighted with granite finishes; a rooftop garden and cafe; a helipad; and a stainless steel water sculpture set in a reflecting pool surrounded by seating areas. The 300 Capitol Mall Property has good visibility and includes 320 feet of frontage along Capitol Mall, 4th Street, N Street and 3rd Street. In addition, the subject property offers views of the State Capitol, historic old
Sacramento and the Sacramento River, as well as convenient access to various modes of transportation including Interstate 5, Highway 99, and the city's light rail network. Nearby amenities include the Westfield Downtown Plaza, the K
Street pedestrian mall and local restaurants.

Approximately 83.8% of the gross leaseable area of the 300 Capitol Mall Property is leased to various departments of the State of California. The specific State of California tenants within the 300 Capitol Mall Property are: The State
Controller's Office, The Department of Insurance, The Department of Finance and
The Office of Administrative Law. The State Controller's Office has occupied a majority of its current leased space since 1986. A description of the specific tenants is as follows: 1) the State of California Controller helps to administer
$400 billion in state pension funds and serves on 76 state boards and commissions; 2) the State of California-Department of Insurance enforces the insurance-related laws of the state; 3) the State of California -- Department of
Finance serves as the Governor's chief fiscal policy advisor; and 4) the State of California-Office of Administrative Law upholds the laws of the State's government agencies and the Alcohol Beverage Controls Board administers the provisions of the Alcohol Beverage Control Act. The State of California is rated
"A1" by Moody's and A+ by Standard & Poor's.

The following table presents certain information relating to the major tenants at the 300 Capitol Mall Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT INFORMATION
                                                       ------------------
                                                                       CREDIT RATINGS     SQUARE    % OF    BASE RENT     LEASE
TENANT NAME                                           PARENT COMPANY   (MOODY'S/S&P)(1)    FEET      GLA       PSF      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

State of California -- Controller's Office                 NAP              A1/A+         172,494   45.0%    $ 28.44     9/30/2012
State of California -- Department of Insurance             NAP              A1/A+         103,545   27.0%    $ 30.64    12/31/2011
State of California -- Department of Finance               NAP              A1/A+          23,435    6.1%    $ 27.79    06/30/2012
State of California -- Office of Administrative Law        NAP              A1/A+           8,797    2.3%    $ 36.00    06/30/2014
Microsoft Corporation                                      NAP              Aa3/A           7,910    2.1%    $ 30.60    08/31/2012
----------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the State of California, except for Microsoft
      Corporation.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the 300 Capitol Mall Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE(1)
                                                   --------------------------
             NUMBER OF    SQUARE      % OF                   % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE      CUMULATIVE
              LEASES       FEET       GLA       BASE RENT      RENT      SQUARE FEET    % OF GLA     BASE RENT    % OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING     EXPIRING        EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

MTM               3       10,657       2.8%        171,063      1.6%        10,657         2.8%         171,063         1.6%
2007              1        1,764       0.5%         55,037      0.5%        12,421         3.2%         226,100         2.1%
2008              4       18,189       4.7%        549,463      5.1%        30,610         8.0%         775,563         7.2%
2009              1        2,867       0.7%         87,730      0.8%        33,477         8.7%         863,293         8.0%
2010              0            0       0.0%              0      0.0%        33,477         8.7%         863,293         8.0%
2011              1      103,545      27.0%      3,172,473     29.3%       137,022        35.8%       4,035,766        37.2%
2012              6      222,659      58.1%      6,386,033     58.9%       359,681        93.9%     $10,421,799        96.2%
2013              0            0       0.0%              0      0.0%       359,681        93.9%     $10,421,799        96.2%
2014              2       11,567       3.0%        416,412      3.8%       371,248        96.9%     $10,838,211       100.0%
2015              0            0       0.0%              0      0.0%       371,248        96.9%     $10,838,211       100.0%
2016              0            0       0.0%              0      0.0%       371,248        96.9%     $10,838,211       100.0%
Thereafter        0            0       0.0%              0      0.0%       371,248        96.9%     $10,838,211       100.0%
Vacant          NAP       11,990       3.1%              0      0.0%       383,238       100.0%     $10,838,211       100.0%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL            18      383,238     100.0%    $10,838,211    100.0%       383,238       100.0%     $10,838,211       100.0%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from the 300 Capitol Mall Borrower's rent roll dated
      June 11, 2007.

THE MARKET.(2) The subject property is located in the western quadrant of the
Downtown area of Sacramento, on Capitol Mall, 5 blocks west of the State
Capitol. The subject property's neighborhood is fully developed, experiencing some levels of redevelopment and infill development within the core downtown area. The location is appealing due to its proximity to the major freeways in the area and proximity to the State Capitol and other government and business-related entities in the downtown area.

The population of the Sacramento region continues to grow above state levels, reflecting its concentration of higher education opportunities, state government headquarters, central-state location, and relatively affordable living accommodations in comparison to other California metropolitan areas. The 2007 population is approximately 14,892, 124,717 and 294,156 within a one, three and five-mile radius, and is expected to increase to approximately 15,926, 134,635 and 320,945 in 2012, respectively.

As of March 2007, the unemployment rate for Sacramento County was 4.9%, slightly below the State of California average of 5.1%. The Sacramento region has experienced continued economic growth as total employment has increased at an average annual rate of 1.9% over the last five years compared to the overall
U.S. at 1.0%. Total employment in the Sacramento area is forecasted to grow 2.3%
per year in the next five years. The State of California, the largest employer in the Sacramento area with over 77,250 employees, is continuing to grow, adding
8,200 jobs to the region in the past year (according to the California
Employment Development Department). The top five private sector employers include Kaiser Permanente (7,734 employees), Raley's Inc. (7,158 employees), UC
Davis Health System (6,897 employees), Mercy Healthcare (6,845 employees) and
Intel Corp. (6,800 employees). Office employment is expected to grow 3.8% per year over the next six years, though slightly lower than the long term average of 4.4% per year.

The subject property is located in the Downtown submarket of Sacramento, the second largest submarket in the Sacramento office market, consisting of 10.2 million square feet with a vacancy of approximately 10.9% for the third quarter
2007 (Sacramento total office market -- 48.3 million square feet, 12.9% vacancy rate; year to date net absorption totals 488,758 square feet). Overall, Class A space has a lower vacancy rate than all other office types in the submarket.
Occupancy for the Class A market is approximately 92.0%. Excluding the 400 R
Street Building, which was recently vacated by a major tenant and the U.S. Bank
Tower, which is pre-leasing, occupancy for the Class A product in the Downtown submarket is approximately 95.0%. The Downtown submarket net absorption year to date through the third quarter 2007 totals 233,358 square feet.

(2)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

Per the appraisal, the subject property's competitive set represents seven premium Class A office buildings with a total of 2.4 million square feet.
Characteristics of these high profile Class A buildings include locations in close proximity to the State Capitol, high rise construction, functional floor plates, distinctive architecture features, high quality finishes and ample amenities. Below is a summary of the lease comparables for the subject property's competitive set:

--------------------------------------------------------------------------------
                               COMPETITIVE SET(1)
                               ------------------
PROPERTY NAME        YEAR BUILT     SQ FT     % LEASED     ASKING RATE (FSG)
--------------------------------------------------------------------------------
1201 K St.              1990        245,000      91%             $34
Plaza 555               1970        376,432      96%             $34
US Bank Plaza           1992        453,901      97%             $31
Wells Fargo Center      1992        502,000      97%             $40
Esquire Plaza           1999        248,016     100%             $35
Meridian Plaza          2003        230,000     100%             $37
300 Capitol Mall        1985        383,238      98%             $36
--------------------------------------------------------------------------------
TOTAL / WTD AVG         1990      2,436,596      96%             $36
--------------------------------------------------------------------------------

(1)   Information obtained from the appraisal dated June 11, 2007.

Based on the asking rents at the subject property's competitive set and recent leasing activity at the subject property ($36-$41 per square foot), the market rental rate is estimated at $36 per square foot (compared to $34 per square foot for the overall Class A market), which is well above the subject property's average in-place rental rate of $29.19 per square foot. Rental rates on new buildings range approximately from $34 to $40 per square foot. As described above, Class A premium space located in the Downtown CBD is in high demand as evidenced by a 4.0% market vacancy as compared to the overall Downtown Class A space at 5.0%.

THE BORROWER. The borrower, 300 Capitol Associates NF L.P., a Delaware limited partnership (the "300 Capitol Mall Borrower"), is a special purpose, bankruptcy remote entity. The 300 Capitol Mall Borrower is an affiliate of Sterling
American Property, Inc. (90.0%) and Hines SAP V NorCal Associates Limited
Partnership ("Hines") (10.0%). In the mid-1980's, Hines and Sterling Equities
partnered to develop the 34-story office tower at 53rd Street and 3rd Avenue and the 42-story office tower at 450 Lexington Avenue, both in midtown Manhattan.
Since then, Hines and Sterling, together have developed or acquired over 4 million square feet of office buildings. Between 2005 and 2006, Hines and
Sterling American Property purchased a six building, 1.8 million square foot office portfolio located in the San Francisco Bay area.

Hines is a fully integrated real estate investment and management firm and has been investing in real estate and providing acquisition, development, financing, property management, leasing and disposition services for nearly 50 years. Hines is owned and controlled by Gerald D. Hines and his son Jeffrey C. Hines. Hines
and its affiliates currently have approximately 2,900 employees located in 64 cities in the United States and in 15 other countries. The Hines portfolio of completed and ongoing projects consists of more than 950 properties, including high profile skyscrapers, premier corporate headquarters, mixed-use centers, industrial parks, medical facilities, and master-planned resort and residential communities. Currently, Hines has over 100 million square feet under management and controls assets valued in excess of $16 billion. Since 1991, Hines has employed a range of investment strategies to pursue office acquisition and development opportunities through 26 investment vehicles with a combined $13.6 billion in reported equity. The largest of these vehicles is National Office
Partners, L.P., an investment venture between Hines and CalPERS. Since 1996,
Hines has also raised over $1 billion in equity for investment in development and acquisition opportunities in European cities and selected emerging markets through three investment vehicles.

Sterling American Property, Inc. represents the real estate investment funds formed and operated by affiliates of Sterling Equities and American Securities
Capital Partners, LLC. (the "Sterling American Funds"). Established in 1991, its
founders have established five real estate funds, acquiring more than $4 billion of real estate assets nationwide. The Sterling American Funds have acquired a diverse portfolio of properties ranging from suburban garden apartments to urban office towers. Sterling's funds have invested in more than $3.5 billion of assets in 43 states. The asset mix of SAP's II, III and IV Funds is 55%
multifamily and 45% commercial. These three funds include 22,000 residential units, 6.3 million square feet of office, industrial and retail space and including SAP I, over a quarter of a billion dollars in mortgage notes and loans. Sterling Equities was founded by Fred Wilpon and Saul Katz as a vehicle to develop and invest in real estate. Since 1972, Sterling Equities and its affiliates have purchased or developed over 17.0 million square feet of commercial property, 45,000 residential units, 8.5 million square feet of retail property and three major sports complexes.

PROPERTY MANAGEMENT. The 300 Capitol Mall Property is managed by Hines Interests
Limited Partnership, a Delaware limited partnership and affiliate of the 300
Capitol Mall Borrower. Currently, Hines Interests Limited Partnership manages
161 properties, which total approximately 104 million square feet.

LOCKBOX. The loan documents require a hard lockbox and in-place cash management.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the 300 Capitol Mall Loan:

              ------------------------------------------------------
                                ESCROWS / RESERVES
                                ------------------
              TYPE:                         INITIAL         MONTHLY
              ------------------------------------------------------
              Taxes                       $   244,122       $122,061
              Insurance                   $    16,333       $  8,167
              Immediate Repairs           $   913,140       $      0
              Rollover Reserve            $ 3,529,888(1)    $      0
              Rollover Letter of Credit   $ 4,600,000(2)    $      0
              ------------------------------------------------------

(1)   The Rollover Reserve includes $3,529,888 in reserve for tenant improvements and leasing costs under existing tenant obligations.

(2)   The 300 Capitol Mall Borrower posted the upfront Rollover Letter of Credit in the amount of $4,600,000 for future tenant improvements and leasing costs. The 300 Capitol Mall Borrower has the option to fund the reserve in cash or post a letter of credit. If on April 30, 2011, the amount on deposit in such reserve is less than $3,200,000, the 300 Capitol Mall
      Borrower must then deposit an additional amount with the lender so that the amount on deposit in such reserve is equal to $3,200,000.

PERMITTED MEZZANINE DEBT. Future mezzanine financing secured by a pledge of the mezzanine borrower's direct or indirect equity interest in the 300 Capitol Mall
Borrower is permitted, subject to certain conditions, including the following:
(i) a combined LTV ratio of no greater than 80.0%, (ii) a combined DSCR of at least 1.20x (based on a 30-year amortization schedule), (iii) such debt is originated by a lender meeting specified financial criteria, (iv) delivery of an intercreditor agreement acceptable to the rating agencies, and (v) confirmation from each rating agency then rating the certificates that the incurrence of such debt will not result in the qualification, withdrawal or downgrade of the certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

JANSS MARKETPLACE LOAN

                        [PHOTO OF JANSS MARKETPLACE LOAN]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                          Thousand Oaks, CA
Property Type                                                            Retail
Size (Square Feet)(1)                                                   421,196
Percentage Physical Occupancy as of September 5, 2007(1)                  98.3%
Year Built                                                                 1967
Year Renovated                                                             2007
Appraisal Value                                                     $90,000,000
Underwritten Economic Occupancy                                           94.7%
Underwritten Revenues(2)                                             $9,956,190
Underwritten Total Expenses                                          $4,504,565
Underwritten Net Operating Income (NOI)(2),(3)                       $5,451,625
Underwritten Net Cash Flow (NCF)(2),(4)                              $5,256,569
6/30/2007 (TTM) NOI                                                  $4,287,258
2006 NOI                                                             $4,096,291
2005 NOI                                                             $3,293,676
--------------------------------------------------------------------------------

                        [PHOTO OF JANSS MARKETPLACE LOAN]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                               October 18, 2007
Cut-off Date Principal Balance                                      $60,000,000
Cut-off Date Loan Balance Per Square Foot                                  $132
Percentage of Initial Mortgage Pool Balance                                2.1%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.2440%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           72
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(24),Def(91),O(5)
Lockbox                                                                    None
Cut-off Date LTV Ratio                                                    66.7%
LTV Ratio at Maturity or ARD                                              63.5%
Underwritten DSCR on NOI(2),(3)                                           1.23x
Underwritten DSCR on NCF(2),(4)                                           1.19x
--------------------------------------------------------------------------------

(1)   Based on 421,196 square feet. Does not include the second floor space that is not yet built out. Including the second floor space the total square footage is 455,346.

(2)   Includes contract rent with increases occuring in 2008.

(3)   The "as is" Underwritten NOI is $4,557,619. The Underwritten DSCR based on the "as is" Underwritten NOI is 1.03x (based on a 30 year amortization schedule) and 1.20x during the interest only period. The Underwritten DSCR on NOI based on the Underwritten NOI during the interest only period is
      1.43x.

(4)   The "as is" Underwritten NCF is $4,385,848. The Underwritten DSCR based on the "as is" Underwritten NCF is 0.99x (based on a 30 year amortization schedule) and 1.15x during the interest only period. The Underwritten DSCR on NCF based on the Underwritten NCF during the interest only period is
      1.38x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                           [MAP OF JANSS MARKETPLACE]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Janss Marketplace Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering a
455,346 square foot (including to-be-built out second floor space), two-story, regional mall (the "Janss Marketplace Property") located in Thousand Oaks,
California. The Janss Marketplace Loan represents approximately 2.1% of the initial mortgage pool balance and approximately 2.7% of the initial loan group 1 balance.

The Janss Marketplace Loan was originated on October 18, 2007, and has a principal balance as of the cut-off date of $60,000,000. The Janss Marketplace
Loan has a remaining term of 120 months and a scheduled maturity date of
November 8, 2017. The Janss Marketplace Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust
(unless an additional pari passu debt note is issued, in which case the Janss
Marketplace Loan may be defeased as described under "Permitted Pari Passu Debt"
below). Voluntary prepayment of the Janss Marketplace Loan is permitted on or after July 8, 2017, without penalty.

THE PROPERTY. The Janss Marketplace Loan is secured by the fee interest in a
455,346 square foot, two-story, regional mall located at 179-285 North Moorpark
Road in Thousand Oaks, California. The second floor of the Janss Marketplace
Property (approximately 34,150 square feet) is not yet built out, but the Janss
Marketplace Borrower anticipates commencing a $3,000,000 renovation of this space. The Janss Marketplace Property is shadow anchored by Sears, which is not part of the collateral. Major tenants include Mervyn's, Toys "R" Us, Linens 'N
Things, Grauman's Theatres, LLC (Mann Theater), Gold's Gym, Marshalls and Old
Navy. The major tenants make up 69.1% of the total square footage while the forty-one inline tenants make up 24.7% of the total square footage. National and/or credit tenants comprise approximately 69.1% of the rentable square footage. The mall was built in 1967 and renovated in 2007. In the past year, the sponsor made over approximately $900,000 in capital improvements to the center, part of which went towards developing a state-of-the-art community fountain at the Janss Marketplace Property.

The Janss Marketplace Property is located on the northwest corner of the intersection of Hillcrest Drive and Moorpark Road, both major thoroughfares with a traffic count of 47,952 cars per day. In addition, the Janss Marketplace
Property is two blocks east of the Ventura Freeway (U.S. Highway 101), which boasts a traffic count of 178,000 cars per day and about five blocks south of the Moorpark Freeway (State Highway 23). The Janss Marketplace Property has a
total of 2,500 surface and structured parking spaces.

The following tables present certain information regarding the Janss Marketplace
Loan Property.

----------------------------------------------------------------------------------------------------------------------------------
                                                   MAJOR TENANT INFORMATION(1)
                                                   ---------------------------
                                                         CREDIT RATING   SQUARE    % OF    BASE RENT PER   % OF TOTAL     LEASE
                TENANT NAME             PARENT COMPANY   (FITCH/S&P)(2)   FEET     GLA      SQUARE FOOT    BASE RENT    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Mervyn's                                                      NR          85,000   18.7%      $  2.35         3.1%       7/31/2026
Toys "R" US (Ground Lease)                                   B-/B         43,000    9.4          7.33         4.8        1/31/2010
Linens 'N Things                                            CCC/B-        37,773    8.3         10.87         6.3        1/31/2012
Grauman's Theatres, LLC                 Mann Theaters         NR          35,000    7.7         14.26         7.6       12/31/2015
Thousand Oaks Corporate Fitness, Inc.                         NR          31,528    6.9         30.64        14.8        8/31/2023
  (Gold's Gym)
Marshalls                                                     NR          28,900    6.3         13.25         5.8        1/31/2012
Thrifty/Rite Aid                                             B-/B         19,714    4.3          6.63         2.0        5/31/2016
Old Navy                                                    BB+/BB+       17,934    3.9         17.25         4.7        9/30/2009
Buca Di Beppo                                                 NR           8,166    1.8         28.71         3.6        5/31/2019
Shoe Pavilion                                                 NR           7,631    1.7         17.75         2.1        1/31/2011
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                   314,646   69.1%      $ 11.39        54.7%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Janss Marketplace Borrower's rent roll dated September 5, 2007.

(2)   Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE(1),(2)
                                                  ------------------------------
                                                                                                                         CUMULATIVE
                                                                     % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE      % OF
                NUMBER OF      SQUARE FEET   % OF GLA   BASE RENT      RENT      SQUARE FEET    % OF GLA    BASE RENT    BASE RENT
   YEAR      LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

  Vacant           NAP            42,563(3)     9.3%    $        0      0.0%        42,563         9.3%     $        0       0.0%
   MTM               4             2,275        0.5         60,986      0.9         44,838         9.8          60,986       0.9
   2007              2                 0        0.0         12,600      0.2         44,838         9.8          73,586       1.1
   2008              3             3,735        0.8        114,680      1.8         48,573        10.7         188,266       2.9
   2009              7            31,468        6.9        736,359     11.2         80,041        17.6         924,624      14.1
   2010              8            62,862       13.8        920,823     14.1        142,903        31.4       1,845,447      28.2
   2011              6            17,608        3.9        495,103      7.6        160,511        35.3       2,340,550      35.7
   2012             10            81,725       17.9      1,155,312     17.6        242,236        53.2       3,495,862      53.4
   2013              2             8,307        1.8        182,435      2.8        250,543        55.0       3,678,297      56.2
   2015              2            37,234        8.2        582,205      8.9        287,777        63.2       4,260,502      65.1
   2016              5            32,810        7.2        551,589      8.4        320,587        70.4       4,812,091      73.5
   2017              4            10,065        2.2        336,267      5.1        330,652        72.6       5,148,358      78.6
Thereafter           3           124,694       27.4      1,400,426     21.4        455,346       100.0       6,548,784     100.0
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL             56           455,346(3)   100.0%    $6,548,784    100.0%       455,346       100.0%     $6,548,784     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Borrower's rent roll dated
      September 5, 2007.

(2)   The information in this chart is based on the assumption that no tenant exercises an early termination option.

(3)   Square footage includes 34,150 square feet of second floor space yet to be built out.

THE MARKET.(1) The Janss Marketplace Property is situated in the middle of the city of Thousand Oaks, which makes up the central portion of the Conejo Valley.
The planned community encompasses an area of 55 square miles and is bounded by
Moorpark and the Santa Rosa Valley to the north, Westlake Village and Agoura
Hills to the east, Lake Sherwood and the Santa Monica Mountains to the south and the Conejo Grade to the west. Access is provided by the Ventura Freeway (U.S.
Highway 101) and the Moorpark Freeway (State Highway 23), which connects with the Ronald Reagan Freeway (State Highway 118) approximately nine-miles north.
Local airport access consists of the Los Angeles International Airport and the
Bob Hope Airport (Burbank Airport) located about 60 miles south and 30 miles east, respectively.

The demographic composition of the neighborhood surrounding the Janss
Marketplace Property within a one-, three- and five-mile radius is strong.
Within a one-mile radius, there are 11,823 people with a median household income of $64,009. In the three-mile and five-mile radius, there are 73,100 people with a household income of $79,350 and 137,554 people with a household income of
$91,492, respectively. The median household income is reflective of an upper income demographic and is inline with the level of affluence throughout Ventura
County. In addition, the unemployment rate remains low at 4.2%.

The retail square footage of the Thousand Oaks market totals 3,002,000 square feet with a vacancy rate of 4.0%, as of the second quarter of 2007. The Janss
Marketplace Property is currently 98.3% occupied (excluding the 34,150 square feet of second floor space). Average retail rent growth over the previous ten years has been 10.3%. Rents in the city have increased from an average of $32.88 per square foot in 2004 to $34.32 per square foot in 2005 (4.4%) to $35.64 per square foot (3.8%) in 2006 and as of the second quarter of 2007, the average rent was up to $37.08 per square foot (4.0%).

THE BORROWER. Thousand Oaks Marketplace, L.P. (the "Janss Marketplace
Borrower"), is a single purpose entity that is a California limited partnership.
Warner Center Enterprises, Ltd. is the majority owner with a 27.083% ownership interest in the Janss Marketplace Borrower. Marketplace Equity, Inc. is the
general partner and has a 1.000% ownership interest in the Janss Marketplace
Borrower. The general partners of Warner Center Enterprises, Ltd. are Maxxam
Enterprises, LLC ("Maxxam Enterprises") (14.59% ownership of Warner Center
Enterprises, Ltd.) and 3D Investments III ("3D Investments") (14.59% ownership of Warner Center Enterprises, Ltd.) with limited partners having ownership interest percentages ranging from 2.06% to 16.29%. The non-recourse carve-out guarantors are Joseph Daneshgar, Nader Daneshgar, George Daneshgar, Behrouz
Soroudi, Mehdi Soroudi and Michael Soroudi. These individuals are also the non-recourse carve-out guarantors for the Promenade Gateway Loan and the 9777
Wilshire Boulevard Loan.

The sponsors of the Janss Marketplace Borrower are 3D Investments and Maxxam
Enterprises. The principals of 3D Investments are Joseph Daneshgar, Nader
Daneshgar and George Daneshgar. The principals of Maxxam Enterprises are Behrouz
Soroudi, Mehdi Soroudi and Michael Soroudi (the "Soroudis"). 3D Investments is a
privately-held real estate company that has been investing, rehabilitating, managing, and developing real estate projects since 1976. The company has a portfolio of commercial and residential real estate assets throughout
California, Arizona, Utah, South Carolina and Texas.

________________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

The Soroudis have a long history as real estate owners and developers within the
Los Angeles Basin. The Soroudis acquired their first real estate holding in
1979, acquiring a 154-acre parcel that later became the City of Agoura Hills.
Beginning in 1984, the Soroudis became actively involved in the Fashion District of Downtown Los Angeles, developing or acquiring dozens of retail/showroom and office/manufacturing properties within the district, becoming one of the largest property owners in the area.

PROPERTY MANAGEMENT. The property manager for the Janss Marketplace Loan is
NewMark Merrill Companies ("NewMark Merrill"). NewMark Merrill was established in April 1997 and currently manages 5,750,562 square feet of retail space. The property manager is not affiliated with the Janss Marketplace Borrower.

LOCKBOX. The mortgage loan documents do not require a lockbox.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Janss Marketplace Loan.

             ------------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
             TYPE:                         INITIAL         MONTHLY
             ------------------------------------------------------
             Taxes                         $345,427        $172,714
             Insurance                     $153,169        $ 15,317
             Panera Bread Reserve(1)       $229,870        $      0
             ------------------------------------------------------

(1)   At origination, the Janss Marketplace Borrower escrowed $229,870 related to improvements at the Panera Bread space. This reserve is required to be released to the Janss Marketplace Borrower upon receipt of evidence that the improvements were completed and a clean estoppel from the tenant was delivered.

LETTER OF CREDIT. At origination, the Janss Marketplace Borrower provided lender with a letter of credit in the amount of $6,210,000. The letter of credit is to be reduced in increments of not less than $250,000 when in place underwriting
(not including debt service on the amount of the remaining letter of credit)
achieves a 1.15x debt service coverage ratio on a 30-year amortization schedule
(considering mortgage-secured debt only, including any permitted pari passu debt as described below).

PERMITTED PARI PASSU DEBT. The Janss Marketplace Loan documents permit the Janss
Marketplace Borrower to obtain up to an additional $5,000,000 of pari passu debt secured by the Janss Marketplace Property, subject to the satisfaction of certain conditions including that (i) the combined debt service coverage ratio based on the Janss Marketplace Loan and the additional pari passu debt is at least 1.15x, based on a thirty-year amortization schedule (considering mortgage-secured debt only), (ii) the pari passu debt lender has executed and delivered to lender an acceptable intercreditor agreement and (iii) delivery of a rating agency non-downgrade confirmation. The mortgage loan seller is not required to be the lender for the additional pari passu debt. In the event that the Janss Marketplace Borrower obtains a pari passu loan, the Janss Marketplace
Loan may not be defeased until two years after the securitization of the pari passu loan.

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the Janss
Marketplace Borrower are permitted to incur mezzanine debt beginning on the date that is 24 months past the origination date of the Janss Marketplace Loan subject to the satisfaction of certain conditions, including that (i) the combined outstanding loan amount and the mezzanine loan amount does not, in the aggregate, exceed 90% of the fair market value of the Janss Marketplace
Property, (ii) the actual aggregate debt service coverage ratio is at least
1.05x as determined by lender and (iii) the mezzanine lender has executed and delivered to lender an intercreditor agreement acceptable to lender.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

PROMENADE GATEWAY LOAN

                        [PHOTO OF PROMENADE GATEWAY LOAN]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                            Santa Monica,CA
Property Type                                                         Mixed Use
Size (Square Feet)                                                      123,087
Percentage Physical Occupancy as of October 15, 2007                      84.5%
Year Built                                                                 1989
Year Renovated                                                             2006
Appraisal Value                                                     $79,500,000
Underwritten Economic Occupancy                                           93.9%
Underwritten Revenues(1)                                            $ 6,004,257
Underwritten Total Expenses                                         $ 1,426,199
Underwritten Net Operating                                          $ 4,578,058
   Income (NOI)(1),(2)
Underwritten Net Cash Flow (NCF)(1),(3)                             $ 4,470,748
6/30/2007 (TTM NOI)                                                 $ 3,332,771
2006 NOI                                                            $ 3,129,472
2005 NOI                                                            $ 2,884,689
--------------------------------------------------------------------------------

                        [PHOTO OF PROMENADE GATEWAY LOAN]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                               October 18, 2007
Cut-off Date Principal Balance                                      $55,100,000
Cut-off Date Loan Balance Per Square Foot                                  $448
Percentage of Initial Mortgage Pool Balance                              2.0%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.2440%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           72
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(24),Def(91),O(5)
Lockbox                                                                    None
Cut-off Date LTV Ratio                                                    69.3%
LTV Ratio at Maturity or ARD                                              66.0%
Underwritten DSCR on NOI(1),(2)                                           1.13x
Underwritten DSCR on NCF(1),(3)                                           1.10x
--------------------------------------------------------------------------------

(1)   Includes contract rent with rent increases occuring in 2008.

(2)   The Underwritten NOI includes underwritten rent for Broadway Deli. See
      "The Property" and "Escrows" below. The "as is" Underwritten NOI is
      $3,950,681. The Underwritten DSCR based on the "as is" Underwritten NOI is
      0.97x (based on a 30 year amortization schedule) and 1.13x during the interest only period. The Underwritten DSCR on NOI based on the
      Underwritten NOI during the interest only period is 1.31x.

(3)   The Underwritten NCF includes underwritten rent for Broadway Deli. See
      "The Property" and "Escrows/Reserves" below. The "as is" Underwritten NCF is $3,842,548. The Underwritten DSCR based on the "as is" Underwritten NCF is 0.94x (based on a 30 year amortization schedule) and 1.10x during the interest only period. The Underwritten DSCR on NCF based on the
      Underwritten NCF during the interest only period is 1.28x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                           [MAP OF PROMENADE GATEWAY]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Promenade Gateway Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering a
Class A, mixed-use building (the "Promenade Gateway Property") located in Santa
Monica, California. The Promenade Gateway Loan represents approximately 2.0% of the initial mortgage pool balance and approximately 2.5% of the initial loan group 1 balance.

The Promenade Gateway Loan was originated on October 18, 2007, and has a principal balance as of the cut-off date of $55,100,000. The Promenade Gateway
Loan has a remaining term of 120 months and a scheduled maturity date of
November 8, 2017. The Promenade Gateway Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust.
Voluntary prepayment of the Promenade Gateway Loan is permitted on or after July
8, 2017, without penalty.

THE PROPERTY. The Promenade Gateway Loan is secured by the fee interest in a
Class A, mixed-use building located at 1453 3rd Street Promenade in Santa
Monica, California. The Promenade Gateway Property consists of 35,638 square feet of retail space, 60,730 square feet of office space, and 26,719 square feet of residential space (32 apartment units). The property has a four-level subterranean parking garage containing 260 parking spaces. The building was constructed in 1989 and renovated in 2006. The Promenade Gateway Property is serviced by three elevators.

The Promenade Gateway Property benefits from its location three blocks east of the Pacific Ocean at the corner of 3rd Street Promenade and Broadway. The
Promenade, a three-block long pedestrian retail street running between Wilshire
Boulevard on the north and Broadway on the south, is a regional destination in the Los Angeles area that attracts more than 3.5 million visitors annually.

The largest tenant is Loews Theatre Management Corp., occupying 23.4% of commercial net rentable square footage. The second largest tenant is Morgan
Stanley Dean Witter Inc. ("Morgan Stanley"), occupying 14.1% of commercial net rentable square footage. The third largest tenant is Callison Architecture Inc., occupying 10.8% of commercial net rentable square footage. All remaining tenants occupy approximately 9.1% or less of commercial net rentable square footage.

The following tables present certain information regarding the Promenade Gateway
Loan Property.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  MAJOR TENANT INFORMATION(1)
                                                  ---------------------------
                                                      CREDIT RATING    SQUARE   % OF    BASE RENT PER    % OF TOTAL     LEASE
           TENANT NAME              PARENT COMPANY   (FITCH / S&P)(2)   FEET    GLA      SQUARE FOOT     BASE RENT    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Loews Theatre Management Corp.           AMC              NR/B         22,534   23.4%      $ 22.94          14.9%     10/30/2009
Morgan Stanley Dean Witter Inc.                          AA-/AA-       13,607   14.1         43.68          17.1       1/30/2017(4)
Callison Architecture Inc.                                 NR          10,440   10.8         46.00          13.9       6/30/2010
Broadway Deli(3)                                           NR           8,765    9.1         57.29          14.5       5/31/2010
RIVERSIDE West Coast Corp.                                 NR           5,056    5.2         46.80           6.8       6/30/2017
Rip Curl Group Pty Ltd                                     NR           4,339    4.5        144.00          18.0      11/13/2013
Digihearit, Inc dba Endless Noise                          NR           2,643    2.7         39.17           3.0       1/25/2010
Palisades Investment Partners                              NR           2,523    2.6         38.03           2.8       1/31/2009
Jaffe Holden Acoustics, Inc.                               NR           1,737    1.8         46.80           2.3       3/31/2012
International Airport Centers                              NR           1,360    1.4         42.60           1.7       6/30/2010
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                 73,004   75.8%      $ 45.12          95.0%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Promenade Gateway Borrower's rent roll dated October 15, 2007.

(2)   Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)   The underwritten rent for Broadway Deli is $120 psf per year. See
      "Escrows/Reserves" below.

(4)   Morgan Stanley has a one-time option to terminate its lease on January 20,
      2012.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE(1),(2)
                                                ------------------------------
                                                                                                                     CUMULATIVE
                                                                 % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE      % OF
            NUMBER OF      SQUARE FEET   % OF GLA   BASE RENT      RENT      SQUARE FEET    % OF GLA    BASE RENT    BASE RENT
 YEAR    LEASES EXPIRING    EXPIRING     EXPIRING   EXPIRING     EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING
-------------------------------------------------------------------------------------------------------------------------------

Vacant         NAP           19,125        19.8%    $        0      0.0%       19,125         19.8%     $        0       0.0%
 2008           2             2,325         2.4         91,065      2.6        21,450         22.3          91,065       2.6
 2009           3            25,854        26.8        646,561     18.7        47,304         49.1         737,626      21.3
 2010           8            24,325        25.2      1,191,425     34.4        71,629         74.3       1,929,051      55.7
 2012           1             1,737         1.8         81,292      2.3        73,366         76.1       2,010,343      58.0
 2013           1             4,339         4.5        624,816     18.0        77,705         80.6       2,635,159      76.0
 2017           2            18,663        19.4        830,975     24.0        96,368        100.0       3,466,133     100.0
------------------------------------------------------------------------------------------------------------------------------
 TOTAL         17            96,368       100.0%    $3,466,133    100.0%       96,368        100.0%     $3,466,133       100%
------------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Promenade Gateway Borrower's rent roll dated October 15, 2007.

(2)   The information in this chart is based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The Promenade Gateway Property is located in the Santa
Monica/Westside/Downtown Los Angeles retail submarket, the Santa Monica office market and the Santa Monica apartment market. The Promenade Gateway Property is currently 84.5% occupied (blended) with retail and residential at 100% occupancy and office space at 80.2% occupancy.

Retail. As of the second quarter of 2007, the Santa Monica/Westside/Downtown Los
Angeles retail submarket consisted of approximately 4,909,000 square feet and has continued to strengthen since 2004 with vacancy rates initially increasing slightly from 3.4% at year end 2004 to 3.5% at year end 2005, then decreasing to
3.1% at year end 2006. Vacancy continued to improve in 2007, ending the second quarter at 2.7%. Asking rents increased from $36.24 per square foot at the end of 2004 to $37.08 per square foot at the end of 2006, representing a compound annual growth rate of 1.2%. Asking rents continued to improve in 2007, ending the second quarter at $38.64 per square foot, a 4.2% increase over the end of
2006.

Office. As of the second quarter of 2007, the Santa Monica office submarket consisted of approximately 8,616,539 square feet and has continued to strengthen since 2004 with vacancy rates decreasing from 10.9% at year end 2004 to 7.4% at year end 2005 to 4.5% at year end 2006. Vacancy increased slightly in 2007, ending the second quarter at 5.3%. Asking rents increased from $35.40 per square foot at the end of 2004 to $45.12 per square foot at the end of 2006, representing a compound annual growth rate of 12.9%. Asking rents continued to improve in 2007, ending the second quarter at $59.28 per square foot, a 31.4%
increase over the end of 2006. The substantial increase in rental rates is due to limited new supply coming online from 2001 to 2006 (43,000 square feet from
2001 to 2006) while simultaneously experiencing strong net absorption. Due to the strength of the market, there are no concessions offered at the subject property or at any of the comparable properties.

Multifamily. As of the second quarter of 2007, the Santa Monica apartment submarket consisted of approximately 18.07 million square feet and has continued
to strengthen since 2004 with vacancy rates decreasing from 4.5% at year end
2004 to 4.3% at year end 2005 to 3.2% at year end 2006. Vacancy continued to decrease in 2007, ending the second quarter at 3.1%. Asking rents increased from
$2,073/unit/month at the end of 2004 to $2,214/unit/month at the end of 2006, representing a compound annual growth rate of 3.3%. Asking rents continued to increase in 2007, ending the second quarter at $2,323/unit/month, a 4.9%
increase over the end of 2006.

THE BORROWER. Promenade Gateway, L.P. (the "Promenade Gateway Borrower") is a
single purpose entity that is a California limited partnership. Maxxam
Enterprises, LLC ("Maxxam Enterprises") and 3D Investments III ("3D
Investments") are the majority owners of the Promenade Gateway Borrower with a
29% and 27.6% ownership interest, respectively. Promenade Equity, Inc. (0.699%
ownership) is the general partner of the Promenade Gateway Borrower. The non-recourse carve-out guarantors are Joseph Daneshgar, Nader Daneshgar, George
Daneshgar, Behrouz Soroudi, Mehdi Soroudi and Michael Soroudi. These individuals are also the non-recourse carve-out guarantors for the Janss Marketplace Loan and the 9777 Wilshire Loan.

The sponsors of the Promenade Gateway Borrower are 3D Investments and Maxxam
Enterprises. The principals of 3D Investments are Joseph Daneshgar, Nader
Daneshgar and George Daneshgar. The principals of Maxxam Enterprises are Behrouz
Soroudi, Mehdi Soroudi and Michael Soroudi (the "Soroudis"). 3D Investments is a
privately-held real estate company that has been investing, rehabilitating, managing, and developing real estate projects since 1976. The company has a portfolio of commercial and residential real estate assets throughout
California, Arizona, Utah, South Carolina and Texas.

The Soroudis have a long history as real estate owners and developers within the
Los Angeles Basin. The Soroudis acquired their first real estate holding in
1979, acquiring a 154-acre parcel that later became the City of Agoura Hills.
Beginning in 1984, the Soroudis became actively involved in the Fashion

_________________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

District of Downtown Los Angeles, developing or acquiring dozens of retail/showroom and office/manufacturing properties within the district, becoming one of the largest property owners in the area.

PROPERTY MANAGEMENT. The Promenade Gateway Property is self managed by the
Promenade Gateway Borrower.

LOCKBOX. The mortgage loan documents do not require a lockbox.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Promenade Gateway Loan.

          ------------------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
          TYPE                               INITIAL           MONTHLY
          ------------------------------------------------------------
          Taxes                             $   93,981         $46,991
          Insurance                         $   44,096         $ 4,410
          Broadway Deli Reserve(1)          $1,419,959         $     0
          Morgan Stanley Reserve(2)            174,450         $     0
          ------------------------------------------------------------

(1)   At loan closing, the Promenade Gateway Borrower deposited $1,419,959 in escrow to cover the difference between the actual rent ($57.29 psf per year) and the underwritten rent ($120 psf per year) for the Broadway Deli from the loan origination date through the lease expiration date. This reserve will be released on a monthly basis at $45,805 for 31 months as long as the tenant is still in occupancy and is open for business.

(2)   At loan closing the Promenade Gateway Borrower deposited $174,450 in escrow to be disbursed to pay tenant improvement costs incurred in connection with the space leased to Morgan Stanley.

LETTER OF CREDIT. At origination the Promenade Gateway Borrower provided a letter of credit in the amount of $7,615,000. This amount reflects the differential between the "as is" net cash flow and the Underwritten Net Cash
Flow. The letter of credit is to be reduced in increments of not less than
$250,000 when in place underwriting (not including debt service on the amount of the remaining letter of credit) achieves a 1.15x debt service coverage ratio on a 30-year amortization schedule.

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the Promenade
Gateway Borrower are permitted to incur mezzanine debt beginning on the date that is 24 months past the origination date of the Promenade Gateway Loan subject to the satisfaction of certain conditions, including that (i) the combined outstanding loan amount and the mezzanine loan amount does not exceed
90% of the fair market value of the Promenade Gateway Property, (ii) the actual aggregate debt service coverage ratio is at least 1.05x as determined by lender and (iii) the mezzanine lender has executed and delivered to lender an intercreditor agreement acceptable to lender.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

ST. LOUIS FLEX OFFICE PORTFOLIO LOAN

                 [PHOTO OF ST. LOUIS FLEX OFFICE PORTFOLIO LOAN]

--------------------------------------------------------------------------------
                                PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           6
Location (City/State)                                               Various, MO
Property Type                                                        Industrial
Size (Square Feet)                                                      864,540
Percentage Physical Occupancy as of July 31, 2007                         94.0%
Year Built                                                              Various
Year Renovated                                                          Various
Appraisal Value(1)                                                  $69,660,000
Underwritten Economic Occupancy                                           93.0%
Underwritten Revenues                                                $7,629,025
Underwritten Total Expenses                                          $2,580,970
Underwritten Net Operating Income (NOI)                              $5,048,055
Underwritten Net Cash Flow (NCF)                                     $4,502,988
5/31/2007 (TTM) NOI                                                  $4,481,931
2006 NOI                                                             $4,606,478
2005 NOI                                                             $4,132,621
--------------------------------------------------------------------------------

                 [PHOTO OF ST. LOUIS FLEX OFFICE PORTFOLIO LOAN]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                                  July 26, 2007
Cut-off Date Principal Balance                                      $52,450,000
Cut-off Date Loan Balance Per Square Foot                                   $61
Percentage of Initial Mortgage Pool Balance                                1.9%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.3380%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           30
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         384
Original Call Protection                                    LO(27),Def(89),O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    75.3%
LTV Ratio at Maturity or ARD                                              68.9%
Underwritten DSCR on NOI(2)                                               1.32x
Underwritten DSCR on NCF(3)                                               1.18x
--------------------------------------------------------------------------------

(1)   Based on the aggregate appraised value. See the table titled "St. Louis
      Flex Office Portfolio Properties" under "The Properties" below.

(2)   The Underwritten DSCR on NOI during the interest only period is 1.49x.

(3)   The Underwritten DSCR on NCF during the interest only period is 1.33x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                    [MAP OF ST. LOUIS FLEX OFFICE PORTFOLIO]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "St. Louis Flex Office Portfolio Loan") is evidenced by a single promissory note secured by three first priority deeds of trust encumbering six flex office properties (collectively, the "St. Louis Flex
Office Portfolio Properties") located in St. Louis County, Missouri (five properties) and St. Charles County, Missouri (one property). The St. Louis Flex
Office Portfolio Loan represents approximately 1.9% of the initial mortgage pool balance and approximately 2.4% of the initial loan group 1 balance.

The St. Louis Flex Office Portfolio Loan was originated on July 26, 2007, modified on September 4, 2007 and has a principal balance as of the cut-off date of $52,450,000. The St. Louis Flex Office Portfolio Loan has a remaining term of
117 months and a scheduled maturity date of August 8, 2017. The St. Louis Flex
Office Portfolio Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with United States Treasury obligations or other non-callable government securities (and in the case of a partial defeasance, as described under "Release Provisions" below), in each case beginning two years after the creation of the securitization trust. Voluntary prepayment of the St. Louis Flex Office Portfolio Loan is permitted on or after
May 8, 2017, without penalty.

THE PROPERTIES. The St. Louis Flex Office Portfolio Loan is secured by six flex office properties (comprised of 15 buildings) totaling approximately 864,540 square feet of net rentable area.

Fenton Interstate Center (Buildings A-D): The property is comprised of four, single-story industrial office-warehouse buildings containing a total of 369,237 square feet located at 5-49A, 105, 115-125, 145, 159 Cassens Court and 2275
Cassens Drive, Fenton (St. Louis County), Missouri. The property features 25 tenant spaces (29.6% office build-out), 13'6"-24'0" clear ceiling height, and 64 dock/drive-in doors. The property is located near Interstate 44 (a major east-west highway) and Interstate 270 (a major highway loop around the city of
St. Louis); and approximately 19 miles southwest of the St. Louis central business district ("CBD"). The allocated loan amount and as-is appraised value of the property are $17,450,000 and $21,600,000, respectively.

St. Louis Business Center (Buildings A-D): The property is comprised of four, single-story industrial office-warehouse buildings containing a total of 179,443 square feet located at 2665, 2675, 2815 Scott Avenue and 500 South Ewing, St.
Louis (St. Louis County), Missouri. The property features 16 tenant spaces
(87.0% office build-out), 12'0"-22'0" clear ceiling height, and 37 dock/drive-in doors. The property is located near Interstate 44 (a major east-west highway)
and Interstate 64 (also major east-west highway); and approximately two miles west of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $13,500,000 and $18,900,000, respectively.

Southridge Business Center: The property is a single-story industrial office-warehouse building containing a total of 75,000 square feet located at
124-150 Larkin Williams Industrial Court, Fenton (St. Louis County), Missouri.
The property features three tenant spaces (59% office build-out), 16'0" clear ceiling height, and four dock/drive-in doors. The property has a high level of interior/exterior finish. The property is located near Interstate 44 (a major east-west highway) and Interstate 270 (a major highway loop around the city of
St. Louis); and approximately 15 miles southwest of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $8,800,000 and $11,000,000, respectively.

Warson Commerce Center (Buildings A-D): The property is comprised of four, single-story industrial office-warehouse buildings containing a total of 122,904 square feet located at 10401, 10403, 10405, 10407 Baur Boulevard, Olivette (St.
Louis County), Missouri. The property features 14 tenant spaces (45.7% office build-out), 14'0"-18'0" clear ceiling height, and 32 dock/drive-in doors. The property is located near Interstate 170 (a major north-south highway) and
Interstate 270 (a major highway loop around the city of St. Louis); and
approximately 15 miles northwest of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $5,750,000 and $8,650,000, respectively.

Craig Park Center: The property is a single-story industrial office-warehouse building containing a total of 42,210 square feet located at 1842-1866 Craig
Park Court, Maryland Heights (St. Louis County), Missouri. The property features nine tenant spaces (89% office build-out), 12'6"-14'6" clear ceiling height, and
11 dock/drive-in doors. The property is located near Interstate 270 (a major highway loop around the city of St. Louis); and approximately 19 miles northwest of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $3,750,000 and $4,790,000, respectively.

Horizon Business Center: The property is a single-story industrial office-warehouse building containing a total of 75,746 square feet located 200,
222, 228-236 Turner Boulevard, St. Peters (St. Charles County), Missouri. The
property features three tenant spaces (31% office build-out), 14'0" clear ceiling height, and 12 dock/drive-in doors. The property is located near
Interstate 70 (a major east-west highway); and approximately 32 miles northwest of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $3,200,000 and $4,720,000, respectively.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

The following tables present certain information regarding the St. Louis Flex
Office Portfolio Loan Properties.

--------------------------------------------------------------------------------
                   ST. LOUIS FLEX OFFICE PORTFOLIO PROPERTIES
                   ------------------------------------------
                                                     CUT-OFF DATE
                                                       ALLOCATED     YEAR BUILT/
PROPERTY                        LOCATION                BALANCE       RENOVATED
--------------------------------------------------------------------------------

Fenton Interstate        5-49, 105-125, 149-159,     $  17,450,000   1984/ 1986
Center (A-D)               2275 Cassens Court
Horizon Business           200, 202, 228 - 236           3,200,000      1985
Center                      Turner Boulevard
Southridge Business          124-150 Larkin              8,800,000      2002
Center                  Williams Industrial Court
St. Louis Business          2665, 2675, 2815            13,500,000   1986/ 1987
Center (A-D)                  Scott Avenue,
                         500 South Ewing Street
Warson Commerce           10401, 10403, 10405,           5,750,000   1988/ 1997
Center (A-D)              10407 Baur Boulevard
Craig Park Center     1842 - 1866 Craig Park Court       3,750,000      1984
--------------------------------------------------------------------------------
TOTAL/WEIGHTED                                       $  52,450,000
AVERAGE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                   % OF
                                  TOTAL
                       SQUARE     SQUARE                                      APPRAISED
PROPERTY                FEET       FEET     OCCUPANCY     PRIMARY TENANT        VALUE
----------------------------------------------------------------------------------------

Fenton Interstate      369,237      42.7%       89.2%   Flex-O-Lite, Inc.    $21,600,000
Center (A-D)
Horizon Business        75,746       8.8       100.0    St. Charles County     4,720,000
Center                                                  Government
Southridge Business     75,000       8.7        90.5    Keller Group, Inc     11,000,000
Center
St. Louis Business     179,443      20.8        91.0    Bakers Footwear       18,900,000
Center (A-D)                                            Group, Inc.
Warson Commerce        122,904      14.2        86.9    Forms Distribution     8,650,000
Center (A-D)                                            Corp.
Craig Park Center       42,210       4.9        92.5    Fact Finders, Inc.     4,790,000
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED         864,540     100.0%       94.0%                        $69,660,000
AVERAGE
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                 MAJOR TENANT INFORMATION(1)
                                                 ---------------------------
                                                         CREDIT                                     % OF
                                                         RATING                       BASE RENT     TOTAL
                                                        (FITCH /   SQUARE     % OF    PER SQUARE    BASE       LEASE
          TENANT NAME                PARENT COMPANY     S&P)(2)     FEET      GLA        FOOT       RENT     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------

Flex-O-Lite, Inc.                  Potters Industries      NR       84,414    9.8%    $  4.85        6.4%    12/31/2008
Semi-Bulk Systems, Inc.                                    NR       53,088    6.1        4.50        3.8      7/31/2009
Derma Sciences, Inc.                                       NR       42,431    4.9        6.11        4.1       3/3/2009
Keller Group, Inc                                          NR       39,882    4.6       13.08        8.2      3/14/2013
Bakers Footwear Group, Inc.                                NR       38,628    4.5       11.00        6.7      5/31/2017
International Transport, Inc.                              NR       28,018    3.2       13.66        6.0     10/31/2015
Forms Distribution Corp.                                   NR       27,858    3.2        5.93        2.6      5/31/2013
St. Charles County Government(3)                           NR       27,508    3.2        4.33        1.9      5/31/2010
Kaydon Corporation                                       NR/BB+     27,015    3.1        4.76        2.0      9/30/2009
State of Missouri(4)                                       NR       24,621    2.8        6.50        2.5      6/30/2008
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                             393,463   45.5%    $  7.14       44.2%
-----------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the St. Louis Flex Office Portfolio
      Borrowers' rent roll dated May 1, 2007.

(2)   Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)   The St. Charles County Government tenant has the right to terminate its lease by providing four months notice and paying a termination fee.

(4)   The State of Missouri tenant has an appropriation termination clause in its lease.

----------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(1),(2)
                                            ------------------------------
           NUMBER                                         % OF                                              CUMULATIVE
             OF       SQUARE      % OF                    BASE     CUMULATIVE    CUMULATIVE   CUMULATIVE    % OF BASE
           LEASES      FEET       GLA      BASE RENT      RENT     SQUARE FEET    % OF GLA     BASE RENT       RENT
 YEAR     EXPIRING   EXPIRING   EXPIRING   EXPIRING     EXPIRING    EXPIRING      EXPIRING     EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------

Vacant      NAP        52,167       6.0%   $        0      0.0%       52,167         6.0%     $        0         0.0%
  MTM        1          2,993       0.3        39,807      0.6        55,160         6.4           39,807        0.6
 2007        1         11,301       1.3        96,059      1.5        66,461         7.7          135,866        2.1
 2008        15       204,551      23.7     1,444,558     22.7       271,012        31.3        1,580,424       24.9
 2009        11       209,433      24.2     1,268,812     20.0       480,445        55.6        2,849,236       44.8
 2010        12       108,841      12.6       776,671     12.2       589,286        68.2        3,625,907       57.0
 2011        5         50,145       5.8       430,534      6.8       639,431        74.0        4,056,441       63.8
 2012        10        90,723      10.5       807,813     12.7       730,154        84.5        4,864,254       76.5
 2013        2         67,740       7.8       686,952     10.8       797,894        92.3        5,551,206       87.3
 2015        1         28,018       3.2       382,726      6.0       825,912        95.5        5,933,932       93.3
 2017        1         38,628       4.5       424,908      6.7       864,540       100.0        6,358,840      100.0
----------------------------------------------------------------------------------------------------------------------
 TOTAL       59       864,540     100.0%   $6,358,840    100.0%      864,540       100.0%     $6,358,840       100.0%
----------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the St. Louis Flex Office Portfolio
      Borrowers' rent roll dated May 1, 2007.

(2)   The information in this chart is based on the assumption that no tenant exercises an early termination option.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE MARKET.(1) The St. Louis Flex Office Portfolio Properties are located in the
St. Louis metropolitan statistical area ("MSA") within the following five different submarkets: Fenton Industrial Submarket; St. Louis South Industrial
Submarket; Innerbelt West of I-70 Industrial Submarket; Westport Industrial
Submarket and St. Charles County Industrial Submarket. The estimated 2006 population for the St. Louis MSA is approximately 2.8 million people. The major employers include BJC Health Care, Boeing, Wal-Mart, and Washington University
in St. Louis. According to CoStar, the St. Louis Industrial Market contained a total of 254.1 million square feet and had an average occupancy of 92.1% as of the first quarter 2007.

Fenton Industrial Submarket: Fenton Interstate Center (Buildings A-D) and
Southridge Business Center are located within the Fenton Industrial Submarket.
The neighborhood is primarily developed with a mixture of commercial buildings including industrial, hotels, small retail, and a few office buildings. The
Fenton Industrial Submarket benefits from being one of the few major industrial areas in the southwest part of St. Louis County and having excellent access via
Interstate 44 (a major east-west highway). The major employer in the area is
Daimler-Chrysler, which has its St. Louis assembly plant located on 300 acres on the north side of Interstate 44. According to CoStar, the Fenton Industrial
Submarket contained a total of approximately 13 million square feet and had an average occupancy of 94.0%, as of the first quarter 2007. The average rental rate was $6.95/square foot (triple net). The appraiser concluded market rental rates of $4.00 to $7.00 /square foot (triple net) for Fenton Interstate Center and $8.00 to $11.00/square foot (triple net) for Southridge Business Center.

St. Louis South Industrial Submarket: St. Louis Business Center (Buildings A-D)
is located within the St. Louis South Industrial Submarket. The neighborhood is primarily developed with a mixture of industrial, commercial, and residential uses. The St. Louis South Industrial Submarket benefits from being near the St.
Louis CBD (approximately 2 miles) and having excellent access via Interstate 44
(a major east-west highway) and Interstate 64 (a major east-west highway).
According to CoStar, the St. Louis South Industrial Submarket contained a total of approximately 37.2 million square feet and had an average occupancy of 94.7%
as of the first quarter 2007. The average rental rate was $3.83/square foot
(triple net). The appraiser concluded market rental rates of $6.75 to
$10.00/square foot (triple net).

Innerbelt West of I-70 Industrial Submarket: Warson Commerce Center (Buildings
A-D) is located within the Innerbelt West of I-70 Industrial Submarket. The neighborhood is primarily developed with a mixture of commercial development including light industrial and low to mid-rise office buildings. The Innerbelt
West of I-70 Industrial Submarket is centrally located with convenient access to
Interstate 170 (a major north-south highway), Interstate 270 (a major highway loop around the city of St. Louis), and the Page Avenue Extension (Route 364).
According to CoStar, the Innerbelt West of I-70 Industrial Submarket contained a total of approximately 11.3 million square feet and had an average occupancy of
91.5% as of the first quarter 2007. The average rental rate was $5.80/square foot (triple net). The appraiser concluded market rental rates of $5.00 to
$7.00/square foot (triple net).

Westport Industrial Submarket: Craig Park Center is located within the Westport
Industrial Submarket. The neighborhood is primarily developed with a mixture of commercial development including light industrial and low to mid-rise office buildings. The Westport Industrial Submarket benefits from convenient access to
Interstate 270 (a major highway loop around the city of St. Louis), and the Page
Avenue Extension (Route 364). According to CoStar, the Westport Industrial
Submarket contained a total of approximately 15.0 million square feet and had an average occupancy of 89.7% as of the first quarter 2007. The average rental rate was $6.27/square foot (triple net). The appraiser concluded market rental rates of $8.00 to $9.50/square foot (triple net).

St. Charles County Industrial Submarket: Horizon Business Center is located within the St. Charles County Industrial Submarket. The neighborhood is primarily developed with a mixture of commercial, residential, industrial, and agricultural related uses. The St. Charles County Industrial Submarket benefits from convenient access to Interstate 70 (a major east-west highway). According to CoStar, the St. Charles County Industrial Submarket contained a total of approximately 25.8 million square feet and had an average occupancy of 94.5% as of the first quarter 2007. The average rental rate was $5.25/square foot (triple net). The appraiser concluded market rental rates of $5.00/square foot (triple net).

THE BORROWERS. There are three tenant-in-common borrowers (collectively, the
"St. Louis Flex Office Portfolio Borrowers"), each of which is a single purpose entity that is a Delaware limited liability company. Mr. James Ries (trustee of the James N. Ries and Linda Ries Revocable Trust that owns a 20.0% indirect ownership interest in each of the borrowing entities), is the indirect managing member, and the founder and owner of Blue Real Estate. Founded in 1975, Blue
Real Estate is a full-service acquisition, brokerage and management company based in Beverly Hills, CA. During the past 30 years, Mr. Ries has been involved with the ownership and management of more than a dozen office and retail properties totaling approximately 900,000 square feet throughout Southern and
Central California. In the past few years, Mr. Ries has sold a majority of the assets in California and has begun acquiring real estate assets located in the
Midwest. Most recently, Mr. Ries expanded the firm's portfolio with the acquisition of an 800,000 square foot industrial portfolio in Indiana. Mr. Ries is the non-recourse carve out guarantor.

PROPERTY MANAGEMENT. The property manager for the St. Louis Flex Office
Portfolio Loan is Blue Real Estate, an affiliate of the St. Louis Flex Office
Portfolio Borrowers, which in turn has engaged CB Richard Ellis as property manager for the St. Louis Flex Office Portfolio Properties.

LOCKBOX. The St. Louis Flex Office Portfolio Loan requires a hard lockbox and springing cash management. The loan documents require the St. Louis Flex Office
Borrowers to direct the tenants to pay their rent directly to the lockbox account. Prior to a Cash Management Period (as defined below), all

___________________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

rents are required to be swept to an account designated by the St. Louis Flex
Office Borrower. During the occurrence of a Cash Management Period, all rents are required to be swept into a lender controlled account.

A "Cash Management Period" means any period commencing upon (a) the occurrence of an event of default under the St. Louis Flex Office Portfolio Loan documents;
or (b) the debt service coverage ratio ("DSCR") as of the last day of any calendar quarter being less than 1.05x (based on the actual loan constant in effect after the interest only period). The St. Louis Flex Office Portfolio Loan documents require that funds be released when the DSCR is at least 1.20x for two consecutive calendar quarters.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the St. Louis Flex Office Portfolio Loan.

              ---------------------------------------------------
                              ESCROWS / RESERVES
                              ------------------
                     TYPE:                  INITIAL      MONTHLY
              ---------------------------------------------------
              Taxes                        $ 909,232    $ 113,654
              Insurance                    $  40,005    $   8,001
              TI/LC Reserve                $ 692,000    $  28,818
              Capital Expenditure
                   Reserve                 $ 175,000    $  10,807
              Deferred Maintenance         $  12,375    $       0
              ---------------------------------------------------

CASH FLOW SWEEP. During a Cash Management Period (as defined above) any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses and extra-ordinary expenses will be swept into the excess cash collateral account and held as additional collateral until the Cash
Management Period is terminated.

PERMITTED UNSECURED DEBT. The St. Louis Flex Office Portfolio Loan documents permit the St. Louis Flex Office Portfolio Borrowers to borrow from their members for capital expenditure purposes ("Member Loans") subject to the following: (i) the lending member executes a subordination and standstill agreement acceptable to lender; (ii) the Member Loans are non-recourse to the
St. Louis Flex Office Portfolio Borrowers; and (iii) the aggregate amount of all such Member Loans does not exceed 5% of the total outstanding loan amount.

RELEASE PROVISIONS. Individual St. Louis Flex Office Portfolio Properties may be
released from the lien of the related mortgage upon defeasance by the St. Louis
Flex Office Portfolio Borrowers of a principal amount equal to the greater of
(a) 115% of the allocated loan amount for the released property and (b) 85% of the gross sales proceeds from the sale of the released property. In addition, the loan agreement requires that as of the date on which the partial release is to occur, and after giving effect to the partial release, the DSCR for the remaining St. Louis Flex Office Portfolio Properties must be no less than the greater of (i) the DSCR in effect immediately prior to the partial release and
(ii) 1.15x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

CAYRE PORTFOLIO

                           [PHOTO OF CAYRE PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           4
Location (City/State)(1)                                                Various
Property Type(1)                                                        Various
Size (Square Feet)                                                      259,094
Percentage Physical Occupancy as of June 30, 2007                         86.8%
Year Built(1)                                                           Various
Year Renovated(1)                                                       Various
Appraisal Value                                                     $91,700,000
# of Tenant Leases                                                           26
Average Rent Per Square Foot                                             $22.51
Underwritten Economic Occupancy                                           86.8%
Underwritten Revenues                                                $6,735,072
Underwritten Total Expenses                                          $1,970,461
Underwritten Net Operating Income (NOI)                              $4,764,611
Underwritten Net Cash Flow (NCF)                                     $4,721,659
2006 NOI                                                             $4,152,647
2005 NOI                                                             $3,761,210
--------------------------------------------------------------------------------

(1)   See section entitled "The Properties" below for additional detail.

                           [PHOTO OF CAYRE PORTFOLIO]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                    Natixis
Loan Group                                                                    1
Origination Date                                             September 25, 2007
Cut-off Date Principal Balance                                      $50,968,450
Cut-off Date Loan Balance Per SF/Unit                                      $197
Percentage of Initial Mortgage Pool Balance                                1.8%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           7.0350%
Amortization Type                                                       Balloon
IO Period (Months)                                                            0
Original Term to Maturity (Months)                                          120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(25),Def(92),O(3)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    55.6%
LTV Ratio at Maturity                                                     48.6%
Underwritten DSCR on NOI                                                  1.17x
Underwritten DSCR on NCF                                                  1.16x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                            [MAP OF CAYRE PORTFOLIO]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Cayre Portfolio Loan") is evidenced by a single promissory note, which is (a) secured by first priority Deeds of Trust encumbering Car Barn property and 614-618 King Street property and (b)
guaranteed by an Indemnity Guaranty by the title holders of Shops at Chevy Chase property and Laurel Lakes property, which Indemnity Guaranty is secured by
Indemnity Deeds of Trust (each, an "IDOT") encumbering the fee interests in
Shops at Chevy Chase and Laurel Lakes properties. All four properties are located in the Washington D.C. Metropolitan Statistical Area (the "MSA"). The
Cayre Portfolio Loan represents approximately 1.8% of the initial mortgage pool balance and approximately 2.3% of the initial loan group 1 balance.

The Cayre Portfolio Loan was originated on September 25, 2007 and has a principal balance as of the cut-off date of $50,968,450. The Cayre Portfolio
Loan has a remaining term of 119 months to its maturity date of October 5, 2017.
The Cayre Portfolio Loan may be prepaid on or after August 5, 2017, without penalty, and permits defeasance with United States government obligations beginning two years after the creation of the Series 2007-9 securitization trust.

THE PROPERTIES. The Cayre Portfolio Loan is secured by the fee interest in an
81,765 square foot office property in Washington, D.C., a 57,217 square foot anchored retail center in Chevy Chase, MD, a 49,177 square foot suburban office/retail building in Alexandria, VA, and a 70,935 square foot office property in Laurel, MD.

Car Barn

Car Barn is an 81,765 square foot office property located in Washington, D.C. at
3600 M St. NW on the southern edge of Georgetown's main campus near the intersection of M Street and the Key Bridge. The property's original foundation was constructed in 1761 and the original structure was used as a tobacco warehouse. In 1861, the structure was converted to a building used to house horse-drawn trolley cars from which its name is derived -- the Car Barn. From
1895-1897, the property was redeveloped for use as a transit station. The property changed hands several times as the DC Transit System evolved and migrated from the property. Douglas Jemal purchased the property in 1989 and subsequently gut renovated the property to Class A office space. In 1999, the rooftop terrace was converted into a rooftop garden. Car Barn is 100% occupied by the Georgetown University School of Business. Additionally, antenna space at the building is leased to AT&T Wireless Services and T-Mobile.

Shops at Chevy Chase

Shops at Chevy Chase is a 57,217 square foot anchored retail center located at
6831 Wisconsin Avenue in Chevy Chase, MD. The property was built in 1988 and is
72.1% leased. The Shops at Chevy Chase consists of 19 retail store fronts built into a unique four story design; two stories are at grade level, a third story is gradient with Wisconsin Avenue and the top story is gradient with the parking lot. The specialty grocer anchor tenant, Trader Joe's, occupies the fourth story of the structure and has a dedicated flat walkway to the parking lot. Other notable tenants at the subject property include Gymboree, H&R Block, The
Honeybaked Ham Company, The Healthy Back Store and Jenny Craig.

614-618 King Street

614-618 King Street is a three-story 49,177 square foot office/retail property.
The property is located in Alexandria, VA at the intersection of King Street and
Washington Street. The property was originally constructed in 1954 and was redeveloped in 1996 to include second and third floor offices, a lobby, an additional elevator, and a new mechanical system. The property is 62.8% leased to three tenants: Restoration Hardware, Citibank, and the Department of
Correction's Virginia Parole Office.

Laurel Lakes

Laurel Lakes is a 70,935 square foot office property located in a Laurel, MD R&D park, Laurel Lakes Corporate Center. The subject property is located approximately 10 miles northeast of the Washington D.C. Central Business
District near major roadways including I-95, Route 198, and Baltimore Avenue (US
Route 1). The property was constructed in 1987 and is 100% leased to three tenants: Edge Technologies, American Mechanical Services, and DPC/Logicon DPC.

The following table presents certain information relating to the major tenants at the 614-618 King Street, Car Barn, Laurel Lakes, and Shops at Chevy Chase
properties:

--------------------------------------------------------------------------------------------------------------------------
                                                         TENANT INFORMATION
                                                         ------------------
                                                           CREDIT RATINGS     SQUARE    % OF    BASE RENT       LEASE
TENANT NAME                      PARENT COMPANY            (FITCH/S&P)(1)      FEET     GLA        PSF        EXPIRATION
--------------------------------------------------------------------------------------------------------------------------

Georgetown University                                           NAP           81,765   31.6%     $ 28.68    Sept. 30, 2008
Edge Technologies, Inc.                                         NAP           26,000   10.0%     $ 11.67     Oct. 31, 2014
DPC/Logicon DPC           Northrop Grumman Corporation       BBB+/BBB+        25,935   10.0%     $ 13.62     Jan. 31, 2009
--------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the parent company column whether or not the parent company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

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--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the 614-618 King Street, Car Barn, Laurel Lakes, and Shops at Chevy
Chase properties:

---------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1),(2)
                                                 ------------------------------

              NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE    CUMULATIVE %   CUMULATIVE      CUMULATIVE
             OF LEASES     FEET       GLA       BASE RENT     RENT      SQUARE FEET      OF GLA       BASE RENT    % OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING       EXPIRING      EXPIRING        EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

MTM               0             0      0.0%    $        0      0.0%              0         0.0%      $         0         0.0%
2007              0             0      0.0              0      0.0               0         0.0                 0         0.0
2008              6       103,283     39.9      2,640,635     52.2         103,283        39.9         2,640,635        52.2
2009              4        30,954     11.9        467,181      9.2         134,237        51.8         3,107,816        61.4
2010              5        19,697      7.6        345,640      6.8         153,934        59.4         3,453,456        68.2
2011              7        30,652     11.8        725,790     14.3         184,586        71.2         4,179,246        82.6
2012              1         1,584      0.6         38,016      0.8         186,170        71.9         4,217,262        83.3
2013              1         6,900      2.7        212,860      4.2         193,070        74.5         4,430,122        87.5
2014              1        26,000     10.0        303,417      6.0         219,070        84.6         4,733,540        93.5
2015              0             0      0.0              0      0.0         219,070        84.6         4,733,540        93.5
2016              1         5,774      2.2        327,097      6.5         224,844        86.8         5,060,637       100.0
Thereafter        0             0      0.0              0      0.0         224,844        86.8         5,060,637       100.0
Vacant          NAP        34,250     13.2              0      0.0         259,094       100.0         5,060,637       100.0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL            26       259,094    100.0%    $5,060,637    100.0%
---------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from the 614-618 King Street, Car Barn, Laurel Lakes, and Shops at Chevy Chase Borrower's rent rolls dated June 30, 2007.

(2)   The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The 614-618 King Street, Car Barn, Laurel Lakes and Shops at
Chevy Chase properties are located within the Washington D.C. MSA. The
Washington D.C. MSA's estimated population in 2006 was 5,425,810 and is expected to increase by 8.1% to 5,866,664 by 2011. In 2006, the number of households was
2,040,638 and is expected to increase by 8.1% to 2,206,831 by 2011. The dominant employment sectors in the Washington D.C. MSA are government and services, which represent nearly 74% of the region's employment. The unemployment rate was 2.9%
as of December 2006. The average household income for the Washington D.C. MSA was $93,519 in 2006, which exceeded the U.S. average household income of
$66,570.

Car Barn

Car Barn is located at 3600 M Street NW on the southern edge of Georgetown
University's campus in Washington, D.C. The building is situated northwest of the M Street NW and the Key Bridge intersection. The subject is currently 100%
occupied by the Georgetown University School of Business. According to Torto
Wheaton Research, Car Barn is situated in the Washington D.C. office market, which reported a 9.4% vacancy rate for Class A properties and a gross asking rent of $34.07 per square foot. The West End / Georgetown Submarket exhibited a vacancy rate of 9.5% and a gross asking rent of $39.01 per square foot.
Georgetown University currently occupies the premises under a modified gross lease with an average rental rate of $28.68 per square foot.

Shops at Chevy Chase

Shops at Chevy Chase is a 57,217 square foot, neighborhood retail center anchored by the specialty grocer, Trader Joe's, in Chevy Chase, MD. The subject property is located northeast of the Wisconsin Avenue and Bradley Boulevard intersection, approximately 1 mile north of the premier shopping district in
Friendship Heights along Wisconsin Avenue. Per Reis's 2nd Quarter 2007 report for the Suburban Maryland retail market, non-anchor tenants at neighborhood shopping centers had an average gross rental rate of $26.41 per square foot, while the vacancy rate was reported at 3.1%. In the subject's submarket,
Bethesda/Silver Spring, the vacancy rate as of the end of the second quarter was reported at 2.4%, while average gross asking rents for non-anchor tenants were shown at $34.99 per square foot. The Shops at Chevy Chase is currently 72.1%
occupied with an average triple net rental rate among its non-anchor tenants of
$26.25 per square foot.

614-618 King Street

614-618 King Street is located in the Old Town neighborhood of Alexandria, VA at
614-618 King Street and 108-112 S. Washington St. The city of Alexandria is located on the west side of the Potomac River in Northern Virginia, about four miles south of Reagan National Airport and six miles south of Washington, D.C.
The subject property was built in 1954 and is 62.8% occupied. Per Torto Wheaton
Research, as of the end of the 2nd quarter in 2007, the Northern Virginia office market reported an 11.4% vacancy rate and an asking rent of $30.10 per square foot gross. The vacancy rate represented by the subject's submarket, Old Town
Alexandria, was 6.4% with an average asking rental rate of $32.92 per square foot gross. The average rental rate among 614-618 King Street's current tenants is $31.27 per square foot.

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

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--------------------------------------------------------------------------------

Laurel Lakes

Laurel Lakes is a 70,935 square foot, two-story suburban office property located at 8003 Laurel Lakes Court in Laurel, MD. The subject property was constructed in 1987 and is currently 100% occupied. The city of Laurel is situated in northwest Prince George's County, about 10 miles northeast of the Washington
D.C. Central Business District. According to Torto Wheaton Research, as of
second quarter 2007, the Suburban Maryland Office Market had a vacancy rate of
10.9% and a gross asking rental rate of $25.98 per square foot. The North Prince
George submarket exhibited a vacancy rate of 13.4% with an average gross rental rate of $21.97 per square foot. The current average rental rate for the tenants in place at the Laurel Lakes property is $12.23 per square foot NNN.

THE BORROWER. The three borrowing entities are Jemal's/Cayre Car Barn L.L.C.,
Jemal's Cayre Murphy's L.L.C., and Jemal's CC Borrower L.L.C. (collectively, the
"Borrower") . Under the IDOT structure, the title to Shops at Chevy Chase property is held by Jemal's/Cayre Shops at Chevy Chase L.L.C. and the title to
Laurel Lakes property is held by Jemal's/Cayre Laurel Lakes L.L.C. The Borrower is responsible for the monetary obligations under the promissory note with respect to all four properties and the respective title holders in Shops at
Chevy Chase and Laurel Lakes properties guarantee such obligations. All of the interests in Jemal's CC Borrower L.L.C. are owned by the title holders in Shops at Chevy Chase and Laurel Lakes properties. The borrowing entities are all ultimately owned by Douglas Jemal and his two sons, Norman and Matthew Jemal.
The loan sponsors are Douglas and Norman Jemal. Douglas Jemal is the owner and president of Douglas Development Corporation, which was formed in 1985 to acquire, manage and renovate commercial real estate projects located primarily in the Washington D.C. area. Since 1985, Douglas Development Corporation has grown to manage a portfolio of over 150 properties totaling approximately
8,000,000 square feet. See "Risk Factors--Litigation or Other Proceedings Could
Adversely Affect the Mortgage Loans" in the Free Writing Prospectus for
additional information on past legal proceedings against Douglas Jemal.

PROPERTY MANAGEMENT. The 614-618 King Street, Car Barn, Laurel Lakes and Shops
at Chevy Chase properties are managed by Douglas Development Corporation, a
Borrower's affiliate. Douglas Development Corporation manages a portfolio of over 150 properties, including more than 8 million square feet of commercial and residential space in Maryland, Virginia, and the District of Columbia.

LOCKBOX. A hard lockbox was established at the funding of the Cayre Portfolio
Loan.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Cayre Portfolio Loan:

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
TYPE:                                                 INITIAL           MONTHLY
--------------------------------------------------------------------------------
Taxes                                               $     59,142       $  59,142
Insurance                                           $     26,065       $   4,344
Accretive Leasing Reserve                           $  1,250,000       $       0
Rollover Reserve                                    $          0       $  21,591
Capital Expenditures Reserve                        $          0       $   3,239
Environmental Reserve                               $      1,875       $       0
Georgetown Rollover Reserve(1),(2)                  $  1,000,000       $       0
Edge Technologies Cash Collateral(3)                $    392,632       $       0
Edge Technologies Rollover Reserve(3),(4)           $    500,000       $       0
--------------------------------------------------------------------------------

(1)   Georgetown Rollover Reserve will only be used for approved leasing expenses in connection with the space occupied under the Georgetown lease at the Car Barn property. The remaining reserve balance will be returned to the Borrower upon the satisfaction of certain conditions including, but not limited to: (i) no event of default has occurred, (ii) the tenant under the Georgetown lease has renewed the existing lease or new leases have been executed for at least 80% of the square footage demised under the Georgetown lease, (iii) the tenants under such leases are in occupancy and have commenced paying full unabated rent, (iv) all tenant improvement costs and leasing commissions have been paid in full and (v) the underwritten debt service coverage ratio equals or exceeds 1.20x.

(2)   On or prior to the date that is six months before the scheduled expiration of the Georgetown lease at the Car Barn property, the Borrower is required to deposit a $2,000,000 letter of credit (the "LOC") as additional security for the loan. The LOC will be returned to the Borrower in the event that the Borrower enters into a qualifying lease for all the space occupied under the Georgetown lease. Upon written request by the Borrower, the lender will reduce the amount of the LOC by an amount equal to $20 per square foot multiplied by the amount of space demised under qualifying leases of the space originally occupied under the Georgetown lease.

(3)   Edge Technologies Cash Collateral Reserve will be released to the Borrower upon the satisfaction of certain conditions including, but not limited to:
      (i) the tenant under the Edge Technologies lease (the "Edge Lease") cures all existing defaults, delivers an estoppel certificate, and commits no other monetary or material non-monetary defaults under the Edge Lease for a period of six consecutive calendar months from the date it cures the existing defaults or (ii) all of the space demised under the Edge Lease has been leased to a tenant approved by the lender, all associated tenant improvement and leasing commission

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

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--------------------------------------------------------------------------------

      expenses have been paid in full, the tenant or tenants have taken occupancy of their space and are paying full unabated rent, and have delivered estoppel certificates to the lender. See "Risk Factors--Certain
      Additional Risks Relating to Tenants" in the Free Writing Prospectus for
      additional information regarding the Edge Lease default.

(4)   Edge Technologies Rollover Reserve will only be used for approved leasing expenses in connection with the space currently demised under the Edge
      Lease.

ADDITIONAL DEBT. The Borrower is permitted to obtain mezzanine financing subject to certain conditions including, but not limited to: (i) the loan-to-value ratio of total debt outstanding will not exceed 85% and (ii) the debt service coverage ratio on total debt outstanding will be equal to or greater than 1.05x.

RELEASE PROVISIONS. The Borrower may obtain the release of any one of four properties from the lien of the mortgage upon the request of the Borrower, provided that certain conditions are satisfied including, but not limited to:
(i) no event of default has occurred and is continuing, (ii) the transfer of the release parcel to a bona-fide unaffiliated third party, (iii) the Borrower pays the partial defeasance of principal in amount equal to 125% of the allocated loan amount of the individual property, (iv) after giving effect to such release, the debt service coverage ratio is not less than the greater of (a) the debt service coverage ratio immediately preceding such release and (b) 1:25:1, and (v) after giving effect to such release, the loan to value ratio is less than the lesser of (a) the loan to value ratio immediately preceding the release and (b) 70%.

SUBSTITUTION PROVISIONS. None

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

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--------------------------------------------------------------------------------

HILTON EMBASSY ROW

                          [PHOTO OF HILTON EMBASSY ROW]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                                1
Location (City/State)                                            Washington, DC
Property Type                                                       Hospitality
Size (Rooms)                                                                197
Percentage Physical Occupancy-TTM ending
     August 31, 2007                                                      75.1%
Year Built                                                                 1970
Year Renovated                                                             2006
Appraisal Value                                                     $76,200,000
Underwritten Economic Occupancy                                           79.0%
Underwritten Revenues                                               $15,329,842
Underwritten Total Expenses                                         $10,979,416
Underwritten Net Operating Income (NOI)(1)                           $4,350,426
Underwritten Net Cash Flow (NCF)(1)                                  $3,737,233
8/31/2007 (TTM) NOI(2)                                               $3,413,085
2006 NOI                                                             $3,675,390
2005 NOI                                                             $3,496,517
--------------------------------------------------------------------------------

                          [PHOTO OF HILTON EMBASSY ROW]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        EHY
Loan Group                                                                    1
Origination Date                                                   June 1, 2007
Cut-off Date Principal Balance(3)                                   $50,000,000
Cut-off Date Loan Balance Per Room                                     $253,807
Percentage of Initial Mortgage Pool Balance                                1.8%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.1520%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                       60
Original Amortization Term (Months)                                         NAP
Original Call Protection                                 LO (29),Def (29),O (2)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    65.6%
LTV Ratio at Maturity or ARD                                              65.6%
Underwritten DSCR on NOI(4)                                               1.58x
Underwritten DSCR on NCF(4)                                               1.35x
--------------------------------------------------------------------------------

(1)   Underwritten Net Operating Income (UW NOI) and Underwritten Net Cash Flow
      (NCF) is based on the borrower's 2007 budget with ADR increased by 0.43%.
      New ownership has demonstrated a 2.34% increase in ADR, when comparing the
      2007 budgeted trailing three month figures ending August 31, 2007 to actual 2007 trailing three month figures ending August 31, 2007. In addition, UW NOI reflects a combined franchise/marketing/management fee of
      13.5% of gross revenues at the subject property compared to the trailing
      12-month NOI figure that reflects an actual combined
      franchise/marketing/management fee equal to 15.0% of gross revenues, which is considered substantially above market and remains from the contracts entered into by the prior owner of the subject property.

(2)   The decrease in NOI for the trailing 12-months ending August 31, 2007 from
      NOI for the calendar year 2006 reflects a decrease in revenues attributable to the renovation of the subject property's underground parking facility, which was taken off line for several months; potential hotel guests did not have access to on site parking (approximately 73.0%
      of the hotel demand is comprised of leisure/transient guests).

(3)   Cut-off Date Principal Balance is inclusive of a $5,750,000 earnout reserve resulting in a net loan amount of $44,250,000. Amounts in the earnout/PIP reserve will be released after the end of each calendar quarter prior to July 6, 2010 if DSCR (based on the net loan amount of
      $44,250,000 and funds already released to the borrower (the "Earnout
      Principal Balance")) is in excess of 1.25x, up to an amount which, based on the Earnout Principal Balance, would result in a DSCR at least equal to
      1.25x. However, so long as any costs under the existing property improvement plan ("PIP") remain to be incurred, any remaining amount will be retained in the earnout/PIP reserve and not released to the borrower.
      Any amounts in the earnout/PIP reserve that have not been released as of
      July 6, 2010 will be used to prepay the subject loan, without yield maintenance or prepayment premium.

(4)   Calculated net of a $5,750,000 earnout reserve. Underwritten DSCR on NOI and NCF is 1.39x and 1.20x, respectively, based on gross loan proceeds of
      $50,000,000.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

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--------------------------------------------------------------------------------

                          [MAP OF HILTON EMBASSY ROW]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Hilton Embassy Row Loan") is secured by a first mortgage on the fee interest in a 197-room, full service Hilton hotel located in the Dupont Circle area, situated in the northwest quadrant of
Washington, D.C (the "Hilton Embassy Row Property"). The Hilton Embassy Row Loan
represents approximately 1.8% of the initial mortgage pool balance and approximately 2.3% of the initial group 1 loan balance.

The Hilton Embassy Row Loan was originated on June 1, 2007 and has a principal balance as of the cut-off date of $50,000,000. The Hilton Embassy Row Loan has a remaining term of 55 months and a scheduled maturity date of June 6, 2012. The subject property was purchased by the sponsor in May 2007 for $70,000,000. As described below, there is a $5,750,000 Earnout/PIP Reserve.

The Hilton Embassy Row Loan permits defeasance of the entire loan with United
States Treasury obligations or other non-callable government securities beginning two years after the creation of the 2007-9 securitization trust. In addition, the Hilton Embassy Row Loan may be prepaid in whole during the last 30 days of the loan term without penalty.

THE PROPERTY. The Hilton Embassy Row Loan is secured by the fee interest in a nine-story, full service Hilton hotel located at 2015 Massachusetts Avenue in the Dupont Circle area, situated in the northwest quadrant of Washington, D.C.
in close proximity to the White House, the Kennedy Center, the National Zoo, the
National Mall, Georgetown and other major tourist attractions. The Dupont Circle
Metro Station is 0.5 block from the subject property.

Built in 1970, a majority of the guestrooms were renovated between 2004 and
2006. Amenities include a restaurant, a lounge, a rooftop pool and sundeck/bar, fitness center and 6,150 square feet of meeting/banquet space. The Hilton
Embassy Row Property also includes an underground parking facility, which was most recently renovated in 2006-2007 at a cost of $1,250,000. Overall, approximately $5,400,000 was spent on capital improvements at the subject property from 2004 through 2007.

Segmentation at the Hilton Embassy Row Loan Property is 23.0% leisure, 27.0%
meeting and group, and 50.0% commercial/transient.

---------------------------------------------------------------------------------------------------------------
                                 HILTON EMBASSY ROW -- OPERATIONAL STATISTICS
                                 --------------------------------------------
               2005        2006        TTM AS OF 8/31/07    T3M AS OF 8/31/06    T3M AS OF 8/31/07       UW
---------------------------------------------------------------------------------------------------------------

ADR          $ 182.67    $ 198.35         $ 201.11              $ 181.32             $ 188.84         $ 208.87
Occupancy        82.8%       76.4%            75.1%                 71.7%                78.7%            79.0%
RevPar       $ 151.27    $ 151.59         $ 151.02              $ 129.93             $ 148.60         $ 165.01
---------------------------------------------------------------------------------------------------------------

The borrower has attributed the decline in occupancy to 76.4% in 2006 and 75.1%
for the trailing twelve month period ending August 31, 2007 from 82.8% in 2005 to the renovations at the subject property's underground parking facility that went off line and disrupted business for the five month period from November
2006 to March 2007. The prior owners of the subject property did not provide alternative parking for hotel guests. For the three month period ending August
31, 2007 (three months that reflect both new ownership and an operating parking garage facility following renovation), ADR, occupancy and RevPar demonstrated an upward trend compared to the same period in the prior year. ADR increased 4.14%, occupancy increased 8.9% and RevPar increased 14.38%, reflecting, in part, operations of the subject property under new ownership and renewed guest access to the underground parking facility. The ADR for the trailing three month period ending August 31, 2006 averaged $181.32 compared to the average of $198.35 for the full year 2006. The three month period from June through August may exhibit a lower ADR due to seasonality. The underwritten NOI reflects the subject property's revenue based on actual RevPar through July 2007 plus the borrower's budgeted estimate for the remainder of the calendar year increased by 1.00%
(RevPar of $165.01 vs. $151.59 in 2006). For the four month period following the completion of the parking garage renovation (April through July 2007), actual
RevPar exceeded the borrower's budget by 5.8%.

THE MARKET(1). The Hilton Embassy Row Property's competitive set, including the subject property, has a total of 2,541 rooms and includes the following hotels:
Hotel Monaco (built 2002; 183 rooms), Marriott Washington Metro Center (built
1989; 456 rooms), Hotel Sofitel Washington DC (built 2002; 237 rooms), Courtyard
Embassy Row (built 1998; 156 rooms), The Capital Hilton (built 1943; 544 rooms),
Marriott Washington (built 1981; 419 rooms) and the Westin Grand Washington
(built 1984; 263 rooms). The Hilton Embassy Row Property's year-end 2006 occupancy rate was 76.4%, compared to the market weighted average for the same period of 73.8%. The subject property's year-end 2006 ADR was $198.35, compared to the market weighted average of $210.65. The subject property's year-end 2006
RevPar was $151.59 compared to the market weighted average of $155.53.

(1)   Certain information in this section was obtained from a third party appraisal. This appraisal relies on many assumptions, and no representation is made to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                  HILTON EMBASSY ROW -- PENETRATION INDICES(1)
                  --------------------------------------------
               2005        2006      T3M AS OF 8/31/06    T3M AS OF 8/31/07
--------------------------------------------------------------------------------
Occupancy     108.0%       104%            98.4%               101.0%
ADR            93.0%      94.0%           106.2%               106.1%
RevPar        100.0%      97.0%           104.5%               107.2%
--------------------------------------------------------------------------------

(1)   Information obtained from Smith Travel Research ("STR").

For the three-month period ending August 31, 2007, occupancy at the Hilton
Embassy Row Property increased to 78.7% from 71.7% for the same three-month period in the prior year, compared to the weighted average of the competitive set at 77.5%. For the three-month period ending August 31, 2007, ADR increased to $188.84 compared to $178.69 for the weighted average of the competitive set.
As a result, RevPar penetration increased to 107.2% for the three-month period ending August 31, 2007 compared to 104.5% for the same period in 2006, reflecting the increase in occupancy and ADR following the completion of the parking garage renovation and property operations under new ownership. The subject property captures a large percentage of the transient/leisure traveler market as demonstrated by a leisure segment penetration ratio of 140.6%.

THE BORROWER. The borrower is AREP Embassy Row LLC (the "Hilton Embassy Row
Borrower"), a bankruptcy remote, single purpose entity, that is a Delaware limited liability company. The Hilton Embassy Row Borrower is 100% indirectly owned by ARK Real Estate Partners II LP ("Ark"), Ark Domestic Investors LLC and
ARK Fund GP II LLC. Ark is a real estate opportunity fund located in New York
City. Institutional investors in Ark include Greenlight Reinsurance, Ltd. and
Affiliates, South Ferry Building Company L.P., Seneca Capital International
Ltd., Gracie Capital International Ltd. and Solar Capital LLC among others.
Ark's single largest focus has been the acquisition of hotels that are managed by its wholly owned subsidiary, Willow Hotels, LLC ("Willow Hotels"). Willow
Hotel's current hotel portfolio includes the 49 room Franklin Hotel (164 East
87th Street), the 126-room Mansfield Hotel (12 West 44th Street), and the
176-room Shoreham (33 West 55th Street), each in New York City and the 238-room
Hotel Pur in Quebec City for a total of 786 rooms, including the subject property.

PROPERTY MANAGEMENT. The Hilton Embassy Row Property is managed by Willow 2015,
LLC, a subsidiary of Ark and an affiliate of the Hilton Embassy Row Borrower.

LOCKBOX. The loan documents require a hard lockbox and springing cash management.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Hilton Embassy Row Loan:

      -----------------------------------------------------------------------
                        ESCROWS/RESERVES
                        ----------------
      TYPE:                                     INITIAL           MONTHLY
      -----------------------------------------------------------------------
      Taxes                                   $    305,512     $   50,919
      Insurance                               $     14,615     $   14,615
      Capital Expenditures / FF&E             $          0       1/12 of4%(1)
      Earnout/PIP Reserve                     $  5,750,000     $        0
      -----------------------------------------------------------------------

(1)   One twelfth of 4% of the annual projected gross income of the subject property.

Amounts in the Earnout/PIP Reserve will be released after the end of each calendar quarter prior to July 6, 2010 if the debt service coverage ratio (based on the net loan amount of $44,250,000 and funds already released to the borrower
(the "Earnout Principal Balance")), is in excess of 1.25x, up to an amount which, based on the Earnout Principal Balance, would result in a debt service coverage ratio of at least equal to 1.25x. However, so long as any costs under the existing PIP remain to be incurred, any remaining amount will be retained in the Earnout/PIP Reserve and not released to the borrower. Any amounts in the
Earnout/PIP Reserve that have not been released as of July 6, 2010 will be used to prepay the subject loan, without yield maintenance or prepayment premium.

PERMITTED DEBT. The loan documents permit the borrower to incur up to an aggregate outstanding amount of $1,500,000 in unsecured subordinate loans from affiliates to fund operating expenses at the Hilton Embassy Row Property.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

9777 WILSHIRE LOAN

                          [PHOTO OF 9777 WILSHIRE LOAN]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                         Beverly Hills, CA
Property Type                                                            Office
Size (Square Feet)                                                      131,192
Percentage Physical Occupancy as of
     September 1, 2007                                                    95.1%
Year Built                                                                 1966
Year Renovated                                                             2003
Appraisal Value                                                     $66,500,000
Underwritten Economic Occupancy                                           94.5%
Underwritten Revenues(1)                                             $6,218,357
Underwritten Total Expenses                                          $2,138,187
Underwritten Net Operating Income (NOI)(1),(2)                       $4,080,170
Underwritten Net Cash Flow (NCF)(1),(3)                              $3,922,347
6/30/2007 (TTM) NOI                                                  $3,898,893
2006 NOI                                                             $3,784,021
2005 NOI                                                             $3,984,521
--------------------------------------------------------------------------------

                          [PHOTO OF 9777 WILSHIRE LOAN]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                               October 18, 2007
Cut-off Date Principal Balance                                      $47,000,000
Cut-off Date Loan Balance Per Square Foot                                  $358
Percentage of Initial Mortgage Pool Balance                                1.7%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                      Leasehold
Mortgage Rate                                                           6.2440%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           72
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(24),Def(91),O(5)
Lockbox                                                                    None
Cut-off Date LTV Ratio                                                    70.7%
LTV Ratio at Maturity or ARD                                              67.3%
Underwritten DSCR on NOI(1),(2)                                           1.18x
Underwritten DSCR on NCF(1),(3)                                           1.13x
--------------------------------------------------------------------------------

(1)   Includes contract rent with increases occurring in 2008.

(2)   The Underwritten DSCR on NOI during the interest only period is 1.37x.

(3)   The Underwritten DSCR on NCF during the interest only period is 1.31x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                             [MAP OF 9777 WILSHIRE]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "9777 Wilshire Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering a leasehold interest in a 131,192 square foot, Class A office building (the "9777
Wilshire Property") located in Beverly Hills, California. The 9777 Wilshire Loan represents approximately 1.7% of the initial mortgage pool balance and approximately 2.2% of the initial loan group 1 balance.

The 9777 Wilshire Loan was originated on October 18, 2007, and has a principal balance as of the cut-off date of $47,000,000. The 9777 Wilshire Loan has a remaining term of 120 months and a scheduled maturity date of November 8, 2017.
The 9777 Wilshire Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the 9777 Wilshire Loan is permitted on or after July 8, 2017, without penalty.

THE PROPERTY. The 9777 Wilshire Loan is secured by the leasehold interest in a
131,192 square foot, Class A office building located at 9777 Wilshire Boulevard in Beverly Hills, California. Of the 131,192 square feet, 19,735 square feet is ground floor retail space and 111,457 square feet is office space. The office suites are located on floors four through ten with the standard office floor plate consisting of a semicircular floor plan with individual spaces connected by the central elevator core (three elevators). The 9777 Wilshire Property has
380 parking spaces on four parking levels, two subterranean and two above-ground. The building was constructed in 1966 and renovated in 2003, 2007 and 2008. The sponsor is currently upgrading the main lobby, common area restrooms, all elevator lobbies and parking lots (2007 and 2008) for a total cost of approximately $1.7 million.

The 9777 Wilshire Property is located in the Beverly Hills Triangle ("Golden
Triangle") submarket (defined as the area bordered by Santa Monica Boulevard to the north, Canon Drive to the east, and Wilshire Boulevard to the south), which is part of the greater West Los Angeles submarket. The Golden Triangle is regarded as one of the most desirable office and retail locations in California.
With Beverly Hills only 5.7 square miles in size, and the surrounding area being essentially fully built out, there is limited potential for new competitive development.

The largest tenant is Comerica Bank, leasing 32,073 square feet (24.4% of net rentable square footage); however, Comerica only occupies 6,919 square feet of ground floor space and subleases 25,154 square feet of its space to four other tenants. Comerica's space has a blended rent of $41.92 per square foot versus a blended market rent of $52 per square foot. The second largest tenant is
Resolution Economics, occupying 12.3% of net rentable square footage. All remaining tenants occupy less than 5% of the net rentable square footage.

The following tables present certain information regarding the 9777 Wilshire
Loan Property.

----------------------------------------------------------------------------------------------------------------------------
                                                    MAJOR TENANT INFORMATION(1)
                                                    ---------------------------
                                                              CREDIT                                     % OF
                                                              RATING                       BASE RENT     TOTAL
                                                             (FITCH /    SQUARE    % OF    PER SQUARE    BASE       LEASE
TENANT NAME                         PARENT COMPANY           S&P)(2)      FEET     GLA        FOOT       RENT     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

Comerica Bank                       Comerica Inc.              A+/A      32,073    24.4%   $   41.92     25.4%    12/31/2009
Resolution Economics(3)                                         NR       16,200    12.3        46.20     14.1      6/30/2017
Rubin/Chambers/Dunhill                                          NR        5,899     4.5        39.06      4.4        MTM
Casual Male/Rochester Big   Casual Male Retail Group, Inc.      NR        5,469     4.2        41.66      4.3     10/31/2014
Kajan, Mather & Barish(4)                                       NR        4,801     3.7        39.08      3.5      2/28/2011
Stevco, Inc.                                                    NR        3,935     3.0        36.47      2.7      2/28/2009
Manufacturer's Bank                                             NR        3,663     2.8        35.12      2.4      5/31/2009
Skyview Capital                                                 NR        3,344     2.5        41.35      2.6      1/31/2010
Sommer & Bear                                                   NR        3,297     2.5        37.14      2.3      4/30/2008
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                   78,681    60.0%   $   41.58     61.8%
----------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the 9777 Wilshire Borrower's rent roll dated September 1, 2007.

(2)   Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)   Resolution Economics is permitted to terminate its lease on June 1, 2014 by providing notice by August 31, 2013 and by paying a termination fee equal to 30% of all improvement costs incurred by the 9777 Wilshire
      Borrower plus $981,739 (representing twelve months of rent).

(4)   Kajan, Mather & Barish occupies 723 square feet of storage space that is not included in this table. Base rent per square foot for such space is
      $36.51.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

--------------------------------------------------------------
                  LEASE ROLLOVER SCHEDULE(1),(2)
                  ------------------------------
            NUMBER OF      SQUARE FEET   % OF GLA    BASE RENT
 YEAR    LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING
--------------------------------------------------------------

Vacant         NAP              6,479       4.9%    $        0
 MTM             3              6,622       5.0        256,836
 2007            1                598       0.5         24,761
 2008            6              9,124       7.0        345,395
 2009           11             47,461      36.2      2,024,460
 2010            5             11,922       9.1        491,240
 2011            5             12,351       9.4        515,146
 2012            7             13,842      10.6        601,477
 2014            1              5,469       4.2        227,834
 2017            1             16,200      12.3        748,440
 2019            1              1,124       0.9         57,324
--------------------------------------------------------------
TOTAL           41            131,192     100.0%    $5,292,913
--------------------------------------------------------------

--------------------------------------------------------------------------------------
                           CUMULATIVE    CUMULATIVE %                     CUMULATIVE %
         % OF BASE RENT    SQUARE FEET      OF GLA      CUMULATIVE BASE   OF BASE RENT
 YEAR       EXPIRING        EXPIRING       EXPIRING      RENT EXPIRING      EXPIRING
--------------------------------------------------------------------------------------

Vacant         0.0%            6,479           4.9%     $          0            0.0%
 MTM           4.9            13,101          10.0           256,836            4.9
 2007          0.5            13,699          10.4           281,597            5.3
 2008          6.5            22,823          17.4           626,991           11.8
 2009         38.2            70,284          53.6         2,651,451           50.1
 2010          9.3            82,206          62.7         3,142,691           59.4
 2011          9.7            94,557          72.1         3,657,838           69.1
 2012         11.4           108,399          82.6         4,259,314           80.5
 2014          4.3           113,868          86.8         4,487,149           84.8
 2017         14.1           130,068          99.1         5,235,589           98.9
 2019          1.1           131,192         100.0         5,292,913          100.0
--------------------------------------------------------------------------------------
TOTAL        100.0%          131,192         100.0%     $  5,292,913          100.0%
--------------------------------------------------------------------------------------

(1)   Based on information obtained from the Borrower's rent roll dated
      September 1, 2007.

(2)   The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The 9777 Wilshire Property is located at the corner of Wilshire
Boulevard and Santa Monica Boulevard within the Golden Triangle submarket, which is part of the West Los Angeles submarket. As of the second quarter of 2007, the
Golden Triangle submarket consisted of 1,196,302 square feet. The Golden
Triangle is considered one of Los Angeles' strongest office markets. Vacancy rates decreased from 6.0% at year end 2004 to 3.2% at year end 2005 to 1.8% at year 2006. Vacancy increased slightly in 2007, ending the second quarter at
4.9%. Net absorption was 19,600 square feet. The 9777 Wilshire Property is currently 95.1% occupied. Asking rents increased from $36.48 per square foot at the end of 2004 to $45.00 per square foot at the end of 2006, representing a compound annual growth rate of 11.1%. Asking rents continued to improve in 2007, ending the second quarter at $50.28 per square foot, an 11.7% increase over the end of 2006. The substantial increase in rental rates is due to the lack of developable land within the Golden Triangle submarket. Since 1990, the supply of office space has only increased 31,000 square feet. This constrain on supply has allowed property owners to raise renewal asking rates.

THE BORROWERS. Beverly Hills Gateway, L.P. (the "9777 Wilshire Borrower") is a
single purpose entity that is a California limited partnership. Asset Two, Ltd.
is the majority owner with a 53.732% ownership interest. The general partners of
Asset Two, Ltd. are Maxxam Enterprises, LLC ("Maxxam Enterprises") (5.0697%
ownership of Asset Two, Ltd.) and 3D Investments III ("3D Investments") (5.0697%
ownership of Asset Two, Ltd.). The non-recourse carve-out guarantors are Joseph
Daneshgar, Nader Daneshgar, George Daneshgar, Behrouz Soroudi, Mehdi Soroudi and
Michael Soroudi. These individuals are also the non-recourse carve-out guarantors for the Janss Marketplace Loan and the Promenade Gateway Loan.

The sponsors of the 9777 Wilshire Loan are 3D Investments and Maxxam
Enterprises. The principals of 3D Investments are Joseph Daneshgar, Nader
Daneshgar and George Daneshgar. The principals of Maxxam Enterprises are Behrouz
Soroudi, Mehdi Soroudi and Michael Soroudi (the "Soroudis"). 3D Investments is a
privately-held real estate company that has been investing, rehabilitating, managing, and developing real estate projects since 1976. The company has a portfolio of commercial and residential real estate assets throughout
California, Arizona, Utah, South Carolina and Texas.

The Soroudis have a long history as real estate owners and developers within the
Los Angeles Basin. The Soroudis acquired their first real estate holding in
1979, acquiring a 154-acre parcel that later became the City of Agoura Hills.
Beginning in 1984, the Soroudis became actively involved in the Fashion District of Downtown Los Angeles, developing or acquiring dozens of retail/showroom and office/manufacturing properties within the District, becoming one of the largest property owners in the area.

PROPERTY MANAGEMENT. The 9777 Wilshire Property is self managed by the 9777
Wilshire Borrower.

LOCKBOX. The mortgage loan documents do not require a lockbox.

________________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

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--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the 9777 Wilshire Loan.

              ----------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
              TYPE:                    INITIAL            MONTHLY
              ----------------------------------------------------
              Taxes                   $  79,172          $  39,586
              Insurance               $  52,025          $   5,203
              ----------------------------------------------------

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the 9777 Wilshire
Borrower are permitted to incur mezzanine debt beginning on the date that is 24 months past the origination date of the 9777 Wilshire Loan subject to the satisfaction of certain conditions, including that (i) the combined outstanding loan amount and the mezzanine loan amount does not exceed 90% of the fair market value of the 9777 Wilshire Property, (ii) the actual aggregate debt service coverage ratio is at least 1.05x as determined by lender, and (iii) the mezzanine lender has executed and delivered to lender an intercreditor agreement acceptable to lender.

LEASEHOLD INTEREST. The 9777 Wilshire Property is subject to a ground lease between the 9777 Wilshire Borrower, as tenant and Tufeld Corporation, ground lessor. The ground lease expires on December 31, 2123. The 9777 Wilshire
Borrower is required to pay monthly rent payments in the amount of $30,500.
Rent adjustments will occur on January 1, 2016, January 1, 2036, January 1,
2059, January 1, 2076, January 1, 2091, January 1, 2106 and January 1, 2121.
Upon each adjustment date, annual rent will be (a) 6.0% for the periods prior to January 1, 2059 and (b) 6.5% for the period thereafter, in each case of the appraised value as of the first day of each 15 year adjustment period, or
$5,000 per month, whichever is greater.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

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--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

NORTHWOOD CENTRE LOAN

                        [PHOTO OF NORTHWOOD CENTRE LOAN]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                           Tallahassee, FL
Property Type                                                         Mixed Use
Size (Square Feet)                                                      491,086
Percentage Physical Occupancy as of June 6, 2007                          96.8%
Year Built                                                                 1967
Year Renovated                                                             2005
Appraisal Value                                                     $56,500,000
Underwritten Economic Occupancy                                           96.9%
Underwritten Revenues                                                $7,763,994
Underwritten Total Expenses                                          $3,274,848
Underwritten Net Operating Income (NOI)                              $4,489,146
Underwritten Net Cash Flow (NCF)                                     $4,130,979
2006 NOI                                                             $3,257,147
2005 NOI                                                             $3,123,464
--------------------------------------------------------------------------------

                        [PHOTO OF NORTHWOOD CENTRE LOAN]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                                  June 28, 2007
Cut-off Date Principal Balance                                      $46,175,000
Cut-off Date Loan Balance Per Square Foot                                   $94
Percentage of Initial Mortgage Pool Balance                                1.6%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.9240%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Original Call Protection(1)                      GrtrofYMor1%(28),DeforGrtrofYM
                                                                  or1%(85),O(7)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    81.7%
LTV Ratio at Maturity or ARD                                              81.7%
Underwritten DSCR on NOI                                                  1.61x
Underwritten DSCR on NCF                                                  1.49x
--------------------------------------------------------------------------------

(1)   The Northwood Centre Loan documents permit a partial release of a certain pad site at any time prior to the defeasance period upon payment of
      $2,400,000 plus yield maintenance or the deposit of the release price into a lender controlled reserve account. During the defeasance period, the borrower may obtain a release of the pad site pursuant to a partial defeasance or prepayment with yield maintenance, whichever is less expensive. The remaining portion of the Northwood Centre Property is locked out from prepayment or defeasance until the date that is two years following the creation of the securitization trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

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--------------------------------------------------------------------------------

                            [MAP OF NORTHWOOD CENTRE]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Northwood Centre Loan") is evidenced by a single promissory note secured by a first priority mortgage encumbering a Class
B office building and four pad parcels (the "Northwood Centre Property") located in Tallahassee, Florida. The Northwood Centre Loan represents approximately 1.6%
of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance.

The Northwood Centre Loan was originated on June 28, 2007, and has a principal balance as of the cut-off date of $46,175,000. The Northwood Centre Loan has a remaining term of 116 months and a scheduled maturity date of July 8, 2017. The
Northwood Centre Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities, beginning two years after the creation of the securitization trust. The Northwood Centre Loan also permits partial prepayment with yield maintenance in connection with a release of a certain pad site, prior to the date that is two years after the creation of the securitization trust as described under "Release Provisions"
below. After such date, a release of the pad site is permitted by partial defeasance or partial prepayment with yield maintenance, whichever is less expensive, as described under "Release Provisions" below. Voluntary prepayment of the Northwood Centre Loan is permitted on or after January 8, 2017, without penalty.

THE PROPERTY. The Northwood Centre Loan is secured by the fee interest in a two-story, Class B mixed office and retail building and four pad parcels consisting in the aggregate of approximately 491,086 square feet, located in
Tallahassee, Florida. The main building was built in 1967. The office building's common areas and a portion of the offices were substantially renovated in 2005.
In addition, in September 2007, approximately $1,717,000 was spent towards expanding the State of Florida's office space by 55,108 square feet. The main office building is 93.5% occupied by the State of Florida, a credit tenant with
AAA rating by S&P and AA+ rating by Fitch. The following State of Florida departments occupy the Northwood Centre Property: Business and Professional
Regulation (40.8%); Technology Center for Children and Families (23.5%);
Department of Education (9.8%); Department of Revenue (3.6%); Department of
Children and Families (3.2%); and storage space. The Northwood Centre Property has 1,748 surface parking spaces (3.78 parking spaces per 1,000 square feet).

The Northwood Centre Property also includes four pad parcels. One pad is ground leased to Hooters. The second pad parcel is leased to Iptall-Monroe LLC and subleased to El Jalisco Mexican restaurant. The third pad parcel was recently built out for Pro Financial Holdings . The fourth pad parcel is vacant.

The Northwood Centre Property is located at an intersection at North Martin
Luther King Jr. Boulevard, a highly trafficked road, and West Thorpe Street. The
Northwood Centre Property is three miles northwest of the Tallahassee central business district ("CBD") and 15 minutes from the Tallahassee regional airport.
The Northwood Centre Property is located in the vicinity of Capital Circle, a
6-lane thoroughfare which is the Tallahassee beltway, encircling the metropolitan statistical area ("MSA") from Thomasville Road on the northeast to highway US 27 on the northwest.

The following tables present certain information regarding the Northwood Centre
Property.

--------------------------------------------------------------------------------------------------------------------
                                            MAJOR TENANT INFORMATION(1)
                                            ---------------------------
                                                  CREDIT                                      % OF
                                                  RATING                         BASE RENT   TOTAL
                                                 (FITCH /    SQUARE     % OF    PER SQUARE    BASE      LEASE
            TENANT NAME         PARENT COMPANY   S&P)(2)      FEET      GLA        FOOT       RENT    EXPIRATION
--------------------------------------------------------------------------------------------------------------------

State of Florida(3)                              AA+/AAA     459,214   93.5%     $  16.19     96.7%    10/31/2019(5)
Hooters(4)                                          NR         4,500    0.9         17.83      1.0     10/31/2009
Iptall-Monroe LLC (El Jalisco
  Mexican Restaurant)                               NR         3,100    1.2          7.09      0.5     12/31/2019
--------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                                      466,814   95.1%     $  16.19     98.3%
--------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Northwood Centre Borrower's rent roll dated June 6, 2007.

(2)   Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)   The State of Florida leases space under two separate leases, the "First
      Florida Lease" and the "Second Florida Lease". The State of Florida leases each include an appropriations termination clause. In addition, the State of Florida Department of Revenue (DOR) up to 20,000 square feet, and
      Department of Education (DOE), up to 50,780 square feet (14.41% of total square feet), are permitted to terminate the leases up to a max of 70,780 square feet with six months notice with no penalty if these departments are relocating to a State-owned property. A cash management trigger event occurs upon notice from any State of Florida tenant of its intention to vacate all or substantially all of the space under either or both of the
      First Florida Lease or the Second Florida Lease.

(4)   Hooters owns the improvements and makes ground lease payments to the
      Northwood Centre Borrower.

(5)   397,624 square feet of the space leased by the State of Florida will expire October 31, 2019 and 55,108 square feet will expire August 31,
      2022.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

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--------------------------------------------------------------------------------

------------------------------------------------------------------
                     LEASE ROLLOVER SCHEDULE(1),(2)
                     ------------------------------
                 NUMBER OF     SQUARE FEET   % OF GLA    BASE RENT
   YEAR      LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING
------------------------------------------------------------------

  Vacant           NAP             15,680        3.2%   $        0
   MTM               3              3,674        0.7        29,504
   2008              1              1,080        0.2        17,928
   2009              3              5,641        1.1       100,346
   2013              1              1,320        0.3        19,140
   2017              1              1,377        0.3        46,345
   2019              3            404,106       82.3     6,573,824
Thereafter           2             58,208       11.9       902,082
------------------------------------------------------------------
  TOTAL             17            491,086      100.0%   $7,689,169
------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                               CUMULATIVE    CUMULATIVE %                      CUMULATIVE %
             % OF BASE RENT    SQUARE FEET      OF GLA       CUMULATIVE BASE   OF BASE RENT
   YEAR         EXPIRING        EXPIRING       EXPIRING       RENT EXPIRING      EXPIRING
-------------------------------------------------------------------------------------------

  Vacant           0.0%           15,680          3.2%       $           0           0.0%
   MTM             0.4            19,354          3.9               29,504           0.4
   2008            0.2            20,434          4.2               47,432           0.6
   2009            1.3            26,075          5.3              147,778           1.9
   2013            0.2            27,395          5.6              166,918           2.2
   2017            0.6            28,772          5.9              213,263           2.8
   2019           85.5           432,878         88.1            6,787,087          88.3
Thereafter        11.7           491,086        100.0            7,689,169         100.0
-------------------------------------------------------------------------------------------
  TOTAL          100.0%          491,086        100.0%       $   7,689,169         100.0%
-------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Northwood Centre Borrower's rent roll dated June 6, 2007.

(2)   The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The Northwood Centre Property is located in the northwest portion of the Tallahassee CBD, approximately 20 miles south of the Georgia border. The population of the Tallahassee MSA was estimated to be approximately 305,640 in
2006, which was a 7% growth from the 2000 federal census. The population is expected to grow to approximately 332,608 by 2011. Within a 5-mile radius, the population numbers 161,480 and the average household income is $48,038.
Tallahassee is also home to Florida State University (over 40,000 students) and
Florida A & M University.

As of the fourth quarter 2006, the Tallahassee MSA office market experienced a
7.3% overall vacancy rate, with the Northwood Centre Property's submarket's slightly higher at a 10.9% overall vacancy rate. Market rent for office buildings in the local submarket has ranged between $14.00 -- 16.00 per square foot with occupancy at 89.1%, according to Coldwell Banker. As of the fourth quarter 2006, average rent for competitive rental properties ranged between
$15.00 -- 18.50 per square foot with a 95.8% average occupancy.

THE BORROWER. Northwood Associates II, LLC (the "Northwood Centre Borrower") is
a single purpose entity that is a Delaware limited liability company. The
Northwood Centre Borrower is wholly owned by Birchmont Ajax Partners 1, LLC.
Birchmont Ajax Partners 1, LLC is owned 5% by Ajax Northwood Center, LLC ("Ajax
Northwood") and 95% by Birchmont Northwood, LLC ("Birchmont Northwood"). The
principals of Ajax Northwood are Stuart Silberberg, Alan Frost and Jason Miller.
The non-recourse carve-out guarantor is Stuart Silberberg.

The principals of Ajax Northwood have over 45 years of combined real estate experience through numerous transactions with a reported value in excess of $10 billion, ranging from mortgage financing, acquisition advisory, equity placement and due diligence.

Birchmont Capital Partners I, L.P., an indirect parent of the Northwood Centre
Borrower, is a privately-held investment advisor dedicated to investing in value-added real estate transactions by acquiring properties through joint venture partnerships with experienced owner-operators. The Birchmont Capital
Partners L.L.P. is a $200 million real estate equity fund which plans on investing in income producing properties.

PROPERTY MANAGEMENT. The Northwood Centre Property is managed by Ajax Advisor,
LLC, an affiliate of the Northwood Centre Borrower. The manager has retained
TALCOR Commercial Real Estate Services, an unrelated entity, to be a submanager to provide payroll, accounting and other services.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. The loan documents require the Northwood Centre Borrower to direct the tenants to pay their rent directly to the lockbox account. Prior to a Cash
Sweep Event (as defined below), all rents are swept to an account designated by the Northwood Centre Borrower. Following the occurrence of a Cash Sweep Event, all rents are swept into an account designated by the lender.

_________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

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--------------------------------------------------------------------------------

A "Cash Sweep Event" means any period commencing upon (a) the occurrence of an event of default under the Northwood Centre Loan documents; (b) the debt service coverage ratio (based on the underwritten net cash flow utilizing a debt service constant calculated based on the actual interest rate in the note and an assumed
30-year amortization) is less than 1.05x for any trailing twelve month period;
(c) the State of Florida tenant provides notice of its intention to vacate or vacates all or substantially all of the space under either or both of its leases; or (d) the 108th payment date.

A "Cash Sweep Termination Event" means that either (a) the debt service coverage ratio has been at least 1.25x for at least three consecutive trailing months or
(b) the First Florida Lease has been renewed for a term of at least seven years following the Northwood Centre Loan maturity date. If any Cash Sweep Event under clause (c) in the definition of "Cash Sweep Event" above has occurred, then at least 90% of the leasable space at the Northwood Centre Property under one or more lease approved by lender and the tenant thereunder is in occupancy and paying full rent under such lease. However, with respect to any Cash Sweep Event occurring under clause (d) in the definition of "Cash Sweep Event", the cash sweep will continue and no termination event shall occur until either (x) the
Northwood Centre Loan has been paid in full, or (y) the First Florida lease extension condition has been satisfied as determined by lender.

CASH SWEEP. Following the occurrence of a Cash Sweep Event and continuing until after the first payment date following a Cash Sweep Termination Event, the
Northwood Centre Borrower will be required to deposit all rents remaining after payment of debt service and approved extraordinary expenses into a reserve account controlled by the lender. Amounts in such reserve account will be held as additional collateral for the Northwood Centre Loan.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Northwood Centre Loan.

--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                       INITIAL DEPOSIT        MONTHLY DEPOSIT
--------------------------------------------------------------------------------------------------------

Tax                                                                $      371,173         $      46,397
Insurance                                                          $         0.00         $      19,833
CapEx Reserve(1)                                                   $   525,000.00         $    8,184.76
Future TI Reserve(2)                                               $   400,000.00         $   21,428.57
Paint and Carpet CapEx Reserve(3)                                  $   925,000.00         $   14,083.33
Unspent State of Florida TI Reserve(4)                             $ 1,501,854.68         $        0.00
State of Florida (Office of Secretary) Expansion TI Reserve(5)     $ 1,717,324.00         $        0.00
--------------------------------------------------------------------------------------------------------

(1)   Includes $4,000 or 125% of $3,150 for immediate repairs and $521,000 for future capital expenditures.

(2)   For future tenant improvements to accrue to $1,000,000 and to be released to State of Florida by November 2010 and November 2015.

(3)   Amounts to be used for painting and carpeting expenses as required under the First Florida Lease. Monthly deposits required commencing December
      2009 and continuing through November 2014 to accrue to $845,000.

(4)   Amounts to be used to pay or reimburse the state of Florida for tenant improvements permitted under the First Florida Lease.

(5)   Reserve to build out the State of Florida Office of Secretary (55,108 sf)
      expansion space.

RELEASE PROVISIONS. The Northwood Centre Borrower is permitted to obtain a release from the related mortgage of an "Outparcel" located on Martin Luther
King Jr. Road and a release from the related mortgage of a "Pad Site" located on
Martin Luther King Jr. Road and West Tharpe Street. The Outparcel was not given value in connection with the underwriting of the Northwood Centre Loan. The release of the Outparcel is subject to the terms of the Northwood Centre Loan documents and there is no release price. During the first two years following the creation of the securitization trust, the Northwood Centre Borrower may obtain a release of the Pad Site, subject to the terms of the Northwood Centre
Loan documents, upon payment of a release price equal to $2,400,000 plus yield maintenance or the deposit of the release price into a lender controlled reserve account. Beginning two years after the creation of the securitization trust , a release of the Pad Site requires either (i) partial defeasance or partial prepayment with yield maintenance, whichever is less expensive or (ii) at the
Northwood Centre Borrower's option, the deposit of the release price into a lender controlled reserve account.

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the Northwood Centre
Borrower are permitted to incur mezzanine debt from and after 12 months past the origination date of the Northwood Centre Loan provided that the Northwood Centre
Borrower satisfies certain conditions, including that (i) the outstanding loan amount and the amount of the mezzanine loan does not, in the aggregate, exceed
85% of the fair market value of the Northwood Centre Property, (ii) the actual aggregate debt service coverage ratio is at least 1.10x as determined by lender,
(iii) the partial release parcels described under "Release Provisions" above have been released or the Northwood Centre Borrower has waived its right to such releases (iv) the Northwood Centre Borrower has provided rating agency confirmation that the mezzanine debt will not cause the rating of the certificates to be qualified, downgraded or withdrawn and (v) the mezzanine lender has executed and delivered to lender an intercreditor agreement acceptable to lender.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       65

                                     ANNEX D

                    FORM OF CERTIFICATE ADMINISTRATOR REPORT

                                       D-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                    DISTRIBUTION DATE STATEMENT

                           -----------------------------------------------------------------------------
                           STATEMENT SECTIONS                                                   PAGE(s)
                           -----------------------------------------------------------------------------

                           Certificate Distribution Detail                                         2
                           Certificate Factor Detail                                               3
                           Reconciliation Detail                                                   4
                           Other Required Information                                              5
                           Cash Reconciliation Detail                                              6
                           Ratings Detail                                                          7
                           Current Mortgage Loan and Property Stratification Tables              8 - 10
                           Mortgage Loan Detail                                                    11
                           NOI Detail                                                              12
                           Principal Prepayment Detail                                             13
                           Historical Detail                                                       14
                           Delinquency Loan Detail                                                 15
                           Specially Serviced Loan Detail                                       16 - 17
                           Advance Summary                                                         18
                           Modified Loan Detail                                                    19
                           Historical Liquidated Loan Detail                                       20
                           Historical Bond / Collateral Realized Loss Reconciliation               21
                           Interest Shortfall Reconciliation Detail                             22 - 23
                           Supplemental Reporting                                                  24
                           -----------------------------------------------------------------------------

              DEPOSITOR                 MASTER SERVICER                  MASTER SERVICER                    SPECIAL SERVICER
------------------------------------- -------------------------------   -------------------------------- ---------------------------

Merrill Lynch Mortgage Investors Inc. Wells Fargo Bank, N.A.            Midland Loan Services, Inc.      LNR Partners, Inc
                                      1320 Willow Pass Road, Suite 300  10851 Mastin Street, Building 82 1601 Washington Avenue
4 World Financial Center, 10th Floor  investorreporting@wellsfargo.com  Overland Park, KS 66210          Suite 700
250 Vesey Street                      Concord, CA 94520                                                  Miami Beach, FL 33139
New York, NY 10080

Contact:      Michael M. McGovern     Contact:  Myung J. Nam            Contact:   Brad Hauger           Contact:     Vickie Taylor
Phone Number:                         Phone Number:                     Phone Number: 913) 253-9000      Phone Number:(305) 229-6614
------------------------------------- --------------------------------  -------------------------------- ---------------------------

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the
Master Servicer, Special Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

                                                                    Page 1 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                   CERTIFICATE DISTRIBUTION DETAIL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Realized
                                                                                      Loss/
                                                                                    Additional                           Current
               Pass-Through Original Beginning  Principal     Interest   Prepayment Trust Fund    Total      Ending   Subordination
 Class  CUSIP      Rate     Balance   Balance  Distribution Distribution  Premium    Expenses  Distribution  Balance     Level (1)
-----------------------------------------------------------------------------------------------------------------------------------

  A-1            0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
  A-2            0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
  A-3            0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
 A-SB            0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
  A-4            0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
 A-1A            0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
  AM             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
 AM-A            0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
  AJ             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
 AJ-A            0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   B             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   C             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   D             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   E             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   F             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   G             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   H             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   J             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   K             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   L             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   M             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   N             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   P             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   Q             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   S             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   T             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   Y             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
   Z             0.000000%    0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals                        0.00      0.00       0.00         0.00        0.00       0.00        0.00       0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                            Original Beginning                                         Ending
               Pass-Through Notional Notional    Interest    Prepayment     Total     Notional
Class   CUSIP      Rate      Amount   Amount   Distribution   Premium    Distribution  Amount
----------------------------------------------------------------------------------------------

 XP               0.000000       0.00      0.00         0.00         0.00       0.00       0.00
 XC               0.000000       0.00      0.00         0.00         0.00       0.00       0.00
----------------------------------------------------------------------------------------------

(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

                                                                    Page 2 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                      CERTIFICATE FACTOR DETAIL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Realized
                                                                                                        Loss/
                                                                                                     Additional
                                                                                                        Trust
                                  Beginning         Principal        Interest      Prepayment           Fund          Ending
     Class          CUSIP          Balance         Distribution     Distribution    Premium           Expenses        Balance
-----------------------------------------------------------------------------------------------------------------------------------

      A-1                            0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
      A-2                            0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
      A-3                            0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
      A-SB                           0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
      A-4                            0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
      A-1A                           0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       AM                            0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
      AM-A                           0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       AJ                            0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
      AJ-A                           0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       B                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       C                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       D                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       E                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       F                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       G                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       H                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       J                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       K                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       L                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       M                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       N                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       P                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       Q                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       S                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       T                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       Y                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
       Z                             0.00000000       0.00000000       0.00000000     0.00000000        0.00000000      0.00000000
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                  Beginning                                         Ending
                                  Notional           Interest     Prepayment       Notional
     Class          CUSIP          Amount          Distribution    Premium          Amount
-------------------------------------------------------------------------------------------------

       XP                           0.00000000       0.00000000       0.00000000      0.00000000
       XC                           0.00000000       0.00000000       0.00000000      0.00000000
-------------------------------------------------------------------------------------------------

                                                                    Page 3 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                          RECONCILIATION DETAIL

PRINCIPAL RECONCILIATION
------------------------------------------------------------------------------------------------------------------------------------
                                   Unpaid                                                        Stated      Unpaid       Current
              Stated Beginning   Beginning                                                       Ending      Ending      Principal
                 Principal       Principal    Scheduled   Unscheduled    Principal   Realized   Principal   Principal   Distribution
                  Balance         Balance     Principal    Principal    Adjustments    Loss      Balance     Balance       Amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Total          0.00            0.00          0.00        0.00          0.00        0.00        0.00       0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATE INTEREST RECONCILIATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Remaining
                                        Net Aggregate                 Distributable                                       Unpaid
                             Accrued     Prepayment    Distributable   Certificate             Additional              Distributable
         Accrual  Accrual  Certificate    Interest      Certificate     Interest     WAC CAP   Trust Fund   Interest    Certificate
Class     Dates    Days     Interest      Shortfall      Interest      Adjustment   Shortfall   Expenses  Distribution   Interest
------------------------------------------------------------------------------------------------------------------------------------

 A-1        0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 A-2        0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 A-3        0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 A-SB       0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 A-4        0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 A-1A       0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 AM         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 AM-A       0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 AJ         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
 AJ-A       0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  XP        0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  XC        0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  B         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  C         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  D         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  E         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  F         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  G         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  H         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  J         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  K         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  L         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  M         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  N         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  P         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  Q         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  S         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
  T         0        0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Totals               0           0.00         0.00           0.00           0.00        0.00        0.00         0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Page 4 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                     OTHER REQUIRED INFORMATION

------------------------------------------------------------------------------------------------------------------------------------

Available Distribution Amount (1)                                 0.00

Master Servicing Fee Summary

   Current Period Accrued Master Servicing Fees                   0.00
   Less Delinquent Master Servicing Fees                          0.00
   Less Reductions to Master Servicing Fees                       0.00
   Plus Master Servicing Fees for Delinquent Payments Received    0.00
   Plus Adjustments for Prior Master Servicing Calculation        0.00
   Total Master Servicing Fees Collected                          0.00

                                                                           Appraisal Reduction Amount
                                                                           -------------------------------------------------
                                                                                       Appraisal     Cumulative  Most Recent
                                                                            Loan       Reduction        ASER      App.Red.
                                                                           Number      Effected        Amount       Date
                                                                           -------------------------------------------------

Current 1 Month LIBOR Rate                                   0.000000%
Next 1 Month LIBOR Rate                                      0.000000%

                                                                           -------------------------------------------------
                                                                           Total
                                                                           -------------------------------------------------

(1) The Available Distribution Amount includes any Prepayment Premiums .

                                                                    Page 5 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                             CASH RECONCILIATION DETAIL

------------------------------------------------------------------------------------

TOTAL FUNDS COLLECTED
  INTEREST:
      Interest paid or advanced                                         0.00
      Interest reductions due to Non-Recoverability Determinations      0.00
      Interest Adjustments                                              0.00
      Deferred Interest                                                 0.00
      Net Prepayment Interest Shortfall                                 0.00
      Net Prepayment Interest Excess                                    0.00
      Extension Interest                                                0.00
      Interest Reserve Withdrawal                                       0.00
                                                                              ------
            TOTAL INTEREST COLLECTED                                            0.00

  PRINCIPAL:
      Scheduled Principal                                               0.00
      Unscheduled Principal                                             0.00
            Principal Prepayments                                       0.00
            Collection of Principal after Maturity Date                 0.00
            Recoveries from Liquidation and Insurance Proceeds          0.00
            Excess of Prior Principal Amounts paid                      0.00
            Curtailments                                                0.00
      Negative Amortization                                             0.00
      Principal Adjustments                                             0.00
                                                                              ------
            TOTAL PRINCIPAL COLLECTED                                           0.00

  OTHER:
      Prepayment Penalties/Yield Maintenance                            0.00
      Repayment Fees                                                    0.00
      Borrower Option Extension Fees                                    0.00
      Equity Payments Received                                          0.00
      Net Swap Counterparty Payments Received                           0.00
                                                                              ------
            TOTAL OTHER COLLECTED                                               0.00
                                                                              ------
TOTAL FUNDS COLLECTED                                                           0.00
                                                                              ======

    TOTAL FUNDS DISTRIBUTED
      FEES:
          Master Servicing Fee                                          0.00
          Trustee Fee                                                   0.00
          Certificate Administration Fee                                0.00
          Insurer Fee                                                   0.00
          Miscellaneous Fee                                             0.00
                                                                              ------
              TOTAL FEES                                                        0.00

      ADDITIONAL TRUST FUND EXPENSES:

          Reimbursement for Interest on Advances                        0.00
          ASER Amount                                                   0.00
          Special Servicing Fee                                         0.00
          Rating Agency Expenses                                        0.00
          Attorney Fees & Expenses                                      0.00
          Bankruptcy Expense                                            0.00
          Taxes Imposed on Trust Fund                                   0.00
          Non-Recoverable Advances                                      0.00
          Other Expenses                                                0.00
                                                                              ------
              TOTAL ADDITIONAL TRUST FUND EXPENSES                              0.00

      INTEREST RESERVE DEPOSIT                                                  0.00

      PAYMENTS TO CERTIFICATEHOLDERS & OTHERS:

          Interest Distribution                                         0.00
          Principal Distribution                                        0.00
          Prepayment Penalties/Yield Maintenance                        0.00
          Borrower Option Extension Fees                                0.00
          Equity Payments Paid
          Net Swap Counterparty Payments Paid                           0.00
                                                                              ------
                 TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS                  0.00
                                                                              ------
 TOTAL FUNDS DISTRIBUTED                                                        0.00
                                                                              ======

                                                                    Page 6 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                  RATINGS DETAIL

-------------------------------------------------------------------------------------------------------------------
                                                    Original Ratings                     Current Ratings (1)
                                           ------------------------------------------------------------------------
       Class                CUSIP             Fitch       Moody's     S & P         Fitch       Moody's     S & P
-------------------------------------------------------------------------------------------------------------------

        A-1
        A-2
        A-3
        A-SB
        A-4
        A-1A
        AM
        AM-A
        AJ
        AJ-A
         XP
         XC
         B
         C
         D
         E
         F
         G
         H
         J
         K
         L
         M
         N
         P
         Q
         S
         T
-------------------------------------------------------------------------------------------------------------------

      NR  - Designates that the class was not rated by the above agency at the time of original issuance.

       X  - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.

      N/A - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained.
Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

Fitch, Inc.                                  Moody's Investors Service                          Standard & Poor's Rating Services
One State Street Plaza                       99 Church Street                                   55 Water Street
New York, New York 10004                     New York, New York 10007                           New York, New York 10041
(212) 908-0500                               (212) 553-0300                                     (212) 438-2430
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Page 7 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                              CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                         SCHEDULED BALANCE                                                       STATE (3)
--------------------------------------------------------------------   -------------------------------------------------------------
                                     %                                                                     %
                  #                  of                  Weighted                       #                  of              Weighted
    Scheduled    of     Scheduled   Agg.   WAM           Avg DSCR                       of    Scheduled   Agg.  WAM        Avg DSCR
    Balance     loans    Balance    Bal.   (2)    WAC      (1)             State      Props.   Balance    Bal.  (2)   WAC     (1)
--------------------------------------------------------------------   -------------------------------------------------------------

--------------------------------------------------------------------   -------------------------------------------------------------
     Totals                                                                Totals
--------------------------------------------------------------------   -------------------------------------------------------------

See footnotes on last page of this section.

                                                                    Page 8 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                              CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                    DEBT SERVICE COVERAGE RATIO                                              PROPERTY TYPE (3)
--------------------------------------------------------------------   -------------------------------------------------------------
                                     %                                                                     %
                  #                  of                  Weighted                       #                  of              Weighted
 Debt Service    of     Scheduled   Agg.   WAM           Avg DSCR          Property     of    Scheduled   Agg.  WAM        Avg DSCR
Coverage Ratio  loans    Balance    Bal.   (2)    WAC      (1)               Type     Props.   Balance    Bal.  (2)   WAC     (1)
--------------------------------------------------------------------   -------------------------------------------------------------

--------------------------------------------------------------------   -------------------------------------------------------------
     Totals                                                                Totals
--------------------------------------------------------------------   -------------------------------------------------------------

                             NOTE RATE                                                           SEASONING
--------------------------------------------------------------------   -------------------------------------------------------------
                                     %                                                                     %
                  #                  of                  Weighted                       #                  of              Weighted
                 of     Scheduled   Agg.   WAM           Avg DSCR                       of    Scheduled   Agg.  WAM        Avg DSCR
  Note Rate     loans    Balance    Bal.   (2)    WAC      (1)           Seasoning    Props.   Balance    Bal.  (2)   WAC     (1)
--------------------------------------------------------------------   -------------------------------------------------------------

--------------------------------------------------------------------   -------------------------------------------------------------
     Totals                                                                Totals
--------------------------------------------------------------------   -------------------------------------------------------------

See footnotes on last page of this section.

                                                                    Page 9 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

        ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                                AGE OF MOST RECENT NOI
--------------------------------------------------------------------   -------------------------------------------------------------
                                     %                                     Age of                          %
 Anticipated      #                  of                  Weighted           Most        #                  of              Weighted
Remaining Term   of     Scheduled   Agg.   WAM           Avg DSCR          Recent       of    Scheduled   Agg.  WAM        Avg DSCR
     (2)        loans    Balance    Bal.   (2)    WAC      (1)               NOI      loans    Balance    Bal.  (2)   WAC     (1)
--------------------------------------------------------------------   -------------------------------------------------------------

--------------------------------------------------------------------   -------------------------------------------------------------
     Totals                                                                Totals
--------------------------------------------------------------------   -------------------------------------------------------------

(1) Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases, the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Trustee makes no representations as to the accuracy of the data provided by the borrower for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the
Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off
Date balance of each property as disclosed in the offering document.

                                                                   Page 10 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                      MORTGAGE LOAN DETAIL

--------------------------------------------------------------------------------------------------------------------------------
                  Property                                               Anticipated            Neg.     Beginning    Ending
   Loan             Type                   Interest   Principal  Gross    Repayment   Maturity  Amort    Scheduled   Scheduled
  Number   ODCR     (1)     City   State   Payment     Payment   Coupon     Date        Date    (Y/N)     Balance     Balance
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 Totals
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
            Paid     Appraisal   Appraisal   Res.   Mod.
   Loan     Thru     Reduction   Reduction  Strat.  Code
  Number    Date       Date       Amount     (2)     (3)
----------------------------------------------------------

----------------------------------------------------------
 Totals
----------------------------------------------------------

                      (1) Property Type Code                                        (2) Resolution Strategy Code

MF - Multi-Family            OF - Office          1 - Modification      6 - DPO                      10 - Deed in Lieu Of
RT - Retail                  MU - Mixed Use       2 - Foreclosure       7 - REO                             Foreclosure
HC - Health Care             LO - Lodging         3 - Bankruptcy        8 - Resolved                 11 - Full Payoff
IN - Industrial              SS - Self Storage    4 - Extension         9 - Pending Return           12 - Reps and Warranties
WH - Warehouse               OT - Other           5 - Note Sale               to Master Servicer     13 - Other or TBD
MH - Mobile Home Park

    (3) Modification Code

 1 - Maturity Date Extension
 2 - Amortization Change
 3 - Principal Write-Off
 4 - Combination

                                                                   Page 11 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                            NOI DETAIL

----------------------------------------------------------------------------------------------------------------------------------
                                                         Ending            Most            Most       Most Recent    Most Recent
    Loan              Property                          Scheduled         Recent          Recent       NOI Start       NOI End
   Number    ODCR       Type       City      State       Balance        Fiscal NOI          NOI           Date           Date
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   Total
----------------------------------------------------------------------------------------------------------------------------------

                                                                   Page 12 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                     PRINCIPAL PREPAYMENT DETAIL

------------------------------------------------------------------------------------------------------------------------------------

                                                    Principal Prepayment Amount                      Prepayment Penalties
                            Offering Document  -------------------------------------------------------------------------------------
 Loan Number   Loan Group    Cross-Reference     Payoff Amount    Curtailment Amount   Prepayment Premium  Yield Maintenance Premium
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Totals
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Page 13 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                               HISTORICAL DETAIL

---------------------------------------------------------------------------------------------------------------
                                                 Delinquencies
---------------------------------------------------------------------------------------------------------------
                 30-59 Days    60-89 Days    90 Days or More     Foreclosure         REO        Modifications
Distribution
    Date        #   Balance   #   Balance    #       Balance    #     Balance     #    Balance  #      Balance
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          Prepayments                  Rate and Maturities
------------------------------------------------------------------------------
                Curtailments         Payoff
Distribution                                        Next Weighted Avg.
    Date        #    Balance      #    Balance       Coupon     Remit     WAM
------------------------------------------------------------------------------

--------------------------------------------------------------------

Note: Foreclosure and REO Totals are excluded from the delinquencies.

                                                                   Page 14 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                 DELINQUENCY LOAN DETAIL

---------------------------------------------------------------------------------------------------------------------------

                  Offering        # of                     Current    Outstanding    Status of  Resolution
                  Document        Months    Paid Through    P & I        P & I       Mortgage    Strategy       Servicing
 Loan Number   Cross-Reference    Delinq.       Date       Advances   Advances **    Loan (1)    Code (2)     Transfer Date
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Totals
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                 Actual      Outstanding
                Foreclosure     Principal     Servicing    Bankruptcy   REO
 Loan Number       Date          Balance      Advances        Date      Date
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 Totals
-----------------------------------------------------------------------------

                    (1) Status of Mortgage Loan                                        (2) Resolution Strategy Code
                        -----------------------                                            ------------------------

A - Payments Not Received       2 - Two Months Delinquent             1 - Modification   6 - DPO                  10 - Deed In Lieu
    But Still in Grace Period   3 - Three or More Months Delinquent   2 - Foreclosure    7 - REO                       Of Forclosure
B - Late Payment But Less       4 - Assumed Scheduled Payment         3 - Bankruptcy     8 - Resolved             11 - Full Payoff
    Than 1 Month Delinquent         (Performing Matured Loan)         4 - Extension      9 - Pending Return       12 - Reps and
0 - Current                     7 - Foreclosure                       5 - Note Sale          to Master Servicer        Warranties
1 - One Month Delinquent        9 - REO                                                                           13 - Other or TBD

                                                                   Page 15 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                              SPECIALLY SERVICED LOAN DETAIL - PART 1

-----------------------------------------------------------------------------------------------------------------------------------

                               Offering      Servicing    Resolution
  Distribution     Loan        Document       Transfer     Strategy      Scheduled      Property              Interest      Actual
     Date         Number    Cross-Reference     Date       Code (1)       Balance       Type (2)     State      Rate        Balance
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                    Net                                                Remaining
  Distribution   Operating      NOI             Note     Maturity     Amortization
     Date          Income      Date     DSCR    Date       Date           Term
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                    (1) Resolution Strategy Code                                    (2) Property Type Code
                    ----------------------------                                    -----------------------

1 - Modification   6 - DPO                  10 - Deed In Lieu Of        MF - Multi-Family            OF - Office
2 - Foreclosure    7 - REO                       Foreclosure            RT - Retail                  MU - Mixed use
3 - Bankruptcy     8 - Resolved             11 - Full Payoff            HC - Health Care             LO - Lodging
4 - Extension      9 - Pending Return       12 - Reps and Warranties    IN - Industrial              SS - Self Storage
5 - Note Sale          to Master Servicer   13 - Other or TBD           WH - Warehouse               OT - Other
                                                                        MH - Mobile Home Park

                                                                   Page 16 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                              SPECIALLY SERVICED LOAN DETAIL - PART 2

------------------------------------------------------------------------------------------------------------------------------------
                          Offering      Resolution      Site
 Distribution   Loan      Document       Strategy    Inspection                 Appraisal   Appraisal      Other REO
     Date      Number  Cross-Reference   Code (1)       Date     Phase 1 Date     Date        Value    Property Revenue     Comment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                     (1) Resolution Strategy Code
                     -----------------------------

1 - Modification       6 - DPO                        10 - Deed In Lieu Of
2 - Foreclosure        7 - REO                              Foreclosure
3 - Bankruptcy         8 - Resolved                   11 - Full Payoff
4 - Extension          9 - Pending Return             12 - Reps and Warranties
5 - Note Sale              to Master Servicer         13 - Other or TBD

                                                                   Page 17 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                             ADVANCE SUMMARY

--------------------------------------------------------------------------
                                                            Current Period
                                                               Interest
              Current                       Outstanding       on P&I and
                P&I         Outstanding      Servicing         Servicing
             Advances      P&I Advances      Advances       Advances Paid
--------------------------------------------------------------------------
--------------------------------------------------------------------------
  Totals          0.00             0.00             0.00              0.00
--------------------------------------------------------------------------

                                                                   Page 18 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                        MODIFIED LOAN DETAIL

------------------------------------------------------------------------------------------------------------------------------------
              Offering
  Loan        Document      Pre-Modification  Post-Modification  Pre-Modification  Post-Modification   Modification     Modification
 Number    Cross-Reference       Balance           Balance         Interest Rate     Interest Rate         Date         Description
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Totals
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Page 19 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                  HISTORICAL LIQUIDATED LOAN DETAIL

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net
                                                                                                      Net           Proceeds
                                   Beginning         Fees,        Most Recent     Gross Sales       Proceeds       Available
    Distribution                   Scheduled       Advances,       Appraised      Proceeds or     Received on         for
        Date          ODCR          Balance     and Expenses *   Value or BPO   Other Proceeds    Liquidation     Distribution
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
         Current Total
-------------------------------------------------------------------------------------------------------------------------------
        Cumulative Total
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                      Realized     Date of Current  Current Period   Cumulative      Loss to Loan
    Distribution        Loss         Period Adj.      Adjustment     Adjustment        with Cum
        Date          to Trust         to Trust        to Trust       to Trust      Adj. to Trust
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
         Current Total
----------------------------------------------------------------------------------------------------
        Cumulative Total
----------------------------------------------------------------------------------------------------

* Fees, Advances and Expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

                                                                   Page 20 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                          HISTORICAL BOND/COLLATERAL LOSS RECONCILIATION DETAIL

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Prior
                                                                      Realized
                   Offering         Beginning         Aggregate     Loss Applied       Amounts          Interest       Modification
  Distribution     Document          Balance        Realized Loss        to           Covered by      (Shortages)/      /Appraisal
      Date      Cross-Reference   at Liquidation      on Loans      Certificates    Credit Support      Excesses      Reduction Adj.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            Totals
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                   (Recoveries)/
                                 Realized Loss                     Losses Applied
                  Additional       Applied to     Recoveries of          to
  Distribution   (Recoveries)   Certificates to  Realized Losses    Certificate
      Date        /Expenses           Date         Paid as Cash       Interest
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
            Totals
-------------------------------------------------------------------------------------

                                                                   Page 21 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                         INTEREST SHORTFALL RECONCILIATION DETAIL - PART 1

------------------------------------------------------------------------------------------------------------------------------------
                        Stated
     Offering          Principal      Current Ending                 Special Servicing Fees
     Document         Balance at         Scheduled     --------------------------------------------------
 Cross-Reference     Contribution         Balance          Monthly        Liquidation      Work Out          ASER     (PPIS) Excess
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      Totals
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                        Modified
                                                        Interest
     Offering       Non-Recoverable     Interest           Rate          Additional
     Document         (Scheduled           on          (Reduction)      Trust Fund
 Cross-Reference      Interest)         Advances         /Excess          Expense
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
      Totals
------------------------------------------------------------------------------------

                                                                   Page 22 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                         INTEREST SHORTFALL RECONCILIATION DETAIL - PART 2

-----------------------------------------------------------------------------------------------------------------------------------

                                                           Reimb of Advances to the
                                                                   Servicer
                       Stated                          ---------------------------------
    Offering          Principal       Current Ending                       Left to           Other
    Document         Balance at         Scheduled                         Reimburse      (Shortfalls)/
 Cross-Reference    Contribution         Balance        Current Month  Master Servicer      Refunds              Comments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     Totals
-----------------------------------------------------------------------------------------------------------------------------------
     Interest Shortfall Reconciliation Detail Part 2 Total                0.00
-----------------------------------------------------------------------------------------------------------------------------------
     Interest Shortfall Reconciliation Detail Part 1 Total                0.00
-----------------------------------------------------------------------------------------------------------------------------------
     Total Interest Shortfall Allocated to Trust                          0.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Page 23 of 24

------------
                                                                                          -----------------------------------------
 [LOGO]WELLS                                                                              For Additional Information please contact
       FARGO                              ML-CFC COMMERCIAL MORTGAGE TRUST                        CTSLink Customer Service
                                     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                      1-866-846-4526
------------                                       SERIES 2007-9                           Reports Available @ www.ctslink.com/cmbs
                                                                                          -----------------------------------------

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                                  PAYMENT DATE:                 12/14/2007
8480 STAGECOACH CIRCLE                                                                    RECORD DATE:                  11/30/2007
FREDERICK, MD 21701-4747                                                                  DETERMINATION DATE:           12/10/2007
----------------------------------------------------------------------------------------------------------------------------------

                                                      SUPPLEMENTAL REPORTING

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Page 24 of 24

                                                                ANNEX E

                                             CLASS A-SB PLANNED PRINCIPAL BALANCE SCHEDULE

 DISTRIBUTION       PRINCIPAL     DISTRIBUTION      PRINCIPAL     DISTRIBUTION      PRINCIPAL     DISTRIBUTION      PRINCIPAL
     DATE            BALANCE          DATE           BALANCE          DATE           BALANCE          DATE           BALANCE
 ------------       ---------     ------------      ---------     ------------      ---------     ------------      ---------

    12/2007      $90,394,000.00      04/2010     $90,394,000.00      08/2012     $90,394,000.00      12/2014     $45,074,692.19
    01/2008      $90,394,000.00      05/2010     $90,394,000.00      09/2012     $90,394,000.00      01/2015     $43,271,201.43
    02/2008      $90,394,000.00      06/2010     $90,394,000.00      10/2012     $90,393,169.55      02/2015     $41,457,632.81
    03/2008      $90,394,000.00      07/2010     $90,394,000.00      11/2012     $88,968,476.88      03/2015     $38,905,309.66
    04/2008      $90,394,000.00      08/2010     $90,394,000.00      12/2012     $87,308,062.98      04/2015     $37,067,470.86
    05/2008      $90,394,000.00      09/2010     $90,394,000.00      01/2013     $85,861,235.23      05/2015     $34,977,186.22
    06/2008      $90,394,000.00      10/2010     $90,394,000.00      02/2013     $84,406,313.10      06/2015     $33,117,435.64
    07/2008      $90,394,000.00      11/2010     $90,394,000.00      03/2013     $82,276,883.86      07/2015     $31,005,736.48
    08/2008      $90,394,000.00      12/2010     $90,394,000.00      04/2013     $80,802,026.59      08/2015     $29,123,829.07
    09/2008      $90,394,000.00      01/2011     $90,394,000.00      05/2013     $79,097,366.89      09/2015     $27,231,401.01
    10/2008      $90,394,000.00      02/2011     $90,394,000.00      06/2013     $77,604,757.90      10/2015     $25,087,762.49
    11/2008      $90,394,000.00      03/2011     $90,394,000.00      07/2013     $75,882,746.54      11/2015     $23,172,811.75
    12/2008      $90,394,000.00      04/2011     $90,394,000.00      08/2013     $74,372,186.99      12/2015     $21,007,160.79
    01/2009      $90,394,000.00      05/2011     $90,394,000.00      09/2013     $72,853,172.73      01/2016     $19,069,435.35
    02/2009      $90,394,000.00      06/2011     $90,394,000.00      10/2013     $71,105,348.00      02/2016     $17,120,873.45
    03/2009      $90,394,000.00      07/2011     $90,394,000.00      11/2013     $69,568,087.06      03/2016     $14,683,324.95
    04/2009      $90,394,000.00      08/2011     $90,394,000.00      12/2013     $67,648,441.36      04/2016     $12,710,318.32
    05/2009      $90,394,000.00      09/2011     $90,394,000.00      01/2014     $65,966,031.90      05/2016     $10,487,927.93
    06/2009      $90,394,000.00      10/2011     $90,394,000.00      02/2014     $64,274,230.65      06/2016     $8,491,497.10
    07/2009      $90,394,000.00      11/2011     $90,394,000.00      03/2014     $61,831,754.35      07/2016     $6,246,211.93
    08/2009      $90,394,000.00      12/2011     $90,394,000.00      04/2014     $60,116,999.28      08/2016     $4,226,093.63
    09/2009      $90,394,000.00      01/2012     $90,394,000.00      05/2014     $58,146,257.18      09/2016     $2,218,274.58
    10/2009      $90,394,000.00      02/2012     $90,394,000.00      06/2014     $56,410,966.86      10/2016     $452.07
    11/2009      $90,394,000.00      03/2012     $90,394,000.00      07/2014     $54,420,594.69      11/2016            -
    12/2009      $90,394,000.00      04/2012     $90,394,000.00      08/2014     $52,669,244.63
    01/2010      $90,394,000.00      05/2012     $90,394,000.00      09/2014     $50,908,152.34
    02/2010      $90,394,000.00      06/2012     $90,394,000.00      10/2014     $48,892,810.56
    03/2010      $90,394,000.00      07/2012     $90,394,000.00      11/2014     $47,110,610.44

                                      E-1

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                                     ANNEX F

                        CLASS XP REFERENCE RATE SCHEDULE

                                                                                INTEREST
INTEREST ACCRUAL                       INTEREST ACCRUAL                          ACCRUAL
     PERIOD        XP REFERENCE RATE        PERIOD         XP REFERENCE RATE     PERIOD     XP REFERENCE RATE
----------------   -----------------   ----------------    -----------------    --------    -----------------

       1                 6.2815%              33                 6.4941%           65            6.4691%
       2                 6.4857%              34                 6.4939%           66            6.2616%
       3                 6.2786%              35                 6.2865%           67            6.4688%
       4                 6.2785%              36                 6.4936%           68            6.2614%
       5                 6.4853%              37                 6.2861%           69            6.4686%
       6                 6.2782%              38                 6.2819%           70            6.4684%
       7                 6.4971%              39                 6.2817%           71            6.2609%
       8                 6.2900%              40                 6.2817%           72            6.4682%
       9                 6.4968%              41                 6.4891%           73            6.2606%
       10                6.4967%              42                 6.2812%           74            6.2605%
       11                6.2896%              43                 6.4887%           75            6.2600%
       12                6.4964%              44                 6.2808%           76            6.2603%
       13                6.2893%              45                 6.4884%           77            6.4673%
       14                6.2891%              46                 6.4889%           78            6.2347%
       15                6.2889%              47                 6.2810%           79            6.4391%
       16                6.2889%              48                 6.4887%           80            6.2347%
       17                6.4957%              49                 6.2807%           81            6.4412%
       18                6.2885%              50                 6.4884%           82            6.4410%
       19                6.4954%              51                 6.2804%           83            6.2342%
       20                6.2882%              52                 6.2817%           84            6.4407%
       21                6.4951%              53                 6.4890%           85            6.2339%
       22                6.4950%              54                 6.2807%           86            6.2337%
       23                6.2877%              55                 6.4909%           87            6.2335%
       24                6.4947%              56                 6.2807%           88            6.2338%
       25                6.2874%              57                 6.4715%           89            6.4400%
       26                6.2873%              58                 6.4709%           90            6.2330%
       27                6.2878%              59                 6.2628%           91            6.4396%
       28                6.2882%              60                 6.4697%           92            6.2327%
       29                6.4947%              61                 6.2623%           93            6.4393%
       30                6.2873%              62                 6.2622%           94            6.4391%
       31                6.4944%              63                 6.2620%           95            6.2321%
       32                6.2870%              64                 6.2623%           96            6.4388%

                                       F-1

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                                     ANNEX G

                      CLASS XP TOTAL NOTIONAL AMOUNT(1)(2)

PRINCIPAL
BALANCE(3)          CLASS A1       CLASS A2         CLASS A3      CLASS A-SB      CLASS A4        CLASS A1A       CLASS AM
----------------------------------------------------------------------------------------------------------------------------

5/12/2008          40,681,000     258,109,000      134,799,000    90,394,000     930,974,000     496,667,000     209,993,000
11/12/2008         37,570,000     258,109,000      134,799,000    90,394,000     930,974,000     496,343,000     209,993,000
5/12/2009                  --     256,167,000      134,799,000    90,394,000     930,974,000     485,690,000     209,993,000
11/12/2009                 --     210,504,000      134,799,000    90,394,000     930,974,000     473,312,000     209,993,000
5/12/2010                  --     159,743,000      134,799,000    90,394,000     930,974,000     461,281,000     209,993,000
11/12/2010                 --     115,824,000      134,799,000    90,394,000     930,974,000     449,590,000     209,993,000
5/12/2011                  --      71,288,000      134,799,000    90,394,000     930,974,000     435,041,000     209,993,000
11/12/2011                 --      25,890,000      134,799,000    90,394,000     930,974,000     424,037,000     209,993,000
5/12/2012                  --              --      115,544,000    90,394,000     930,974,000     407,982,000     209,993,000
11/12/2012                 --              --               --            --     896,765,000     395,081,000     209,993,000
5/12/2013                  --              --               --            --     860,862,000     385,094,000     209,993,000
11/12/2013                 --              --               --            --     826,174,000     375,417,000     209,993,000
5/12/2014                  --              --               --            --     718,370,000     365,914,000     209,993,000
11/12/2014                 --              --               --            --     667,185,000     356,867,000     209,993,000
5/12/2015                  --              --               --            --     636,458,000     348,057,000     209,993,000
11/12/2015                 --              --               --            --     606,727,000     339,522,000     209,993,000

PRINCIPAL
BALANCE(3)         CLASS AMA       CLASS AJ        CLASS AJ-A        CLASS B         CLASS C        CLASS D        CLASS E
----------------------------------------------------------------------------------------------------------------------------

5/12/2008          70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
11/12/2008         70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
5/12/2009          70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
11/12/2009         70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
5/12/2010          70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
11/12/2010         70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
5/12/2011          70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
11/12/2011         70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
5/12/2012          70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
11/12/2012         70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,586,000
5/12/2013          70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000      24,267,000
11/12/2013         70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     28,098,000       3,452,000
5/12/2014          70,991,000     167,994,000      56,792,000      31,611,000      21,074,000     12,274,000              --
11/12/2014         70,991,000     167,994,000      56,792,000      31,611,000      14,738,000             --              --
5/12/2015          70,991,000     167,994,000      56,792,000      28,386,000              --             --              --
11/12/2015         70,991,000     167,994,000      56,792,000      11,945,000              --             --              --

PRINCIPAL
BALANCE(3)          CLASS F         CLASS G        CLASS H         CLASS J         CLASS K         CLASS L         CLASS M
----------------------------------------------------------------------------------------------------------------------------

5/12/2008          24,586,000      28,099,000     28,098,000      24,586,000      31,611,000      14,049,000      10,537,000
11/12/2008         24,586,000      28,099,000     28,098,000      24,586,000      31,611,000      14,049,000      10,537,000
5/12/2009          24,586,000      28,099,000     28,098,000      24,586,000      31,611,000      14,049,000      10,537,000
11/12/2009         24,586,000      28,099,000     28,098,000      24,586,000      31,611,000      14,049,000      10,537,000
5/12/2010          24,586,000      28,099,000     28,098,000      24,586,000      31,611,000      12,775,000               0
11/12/2010         24,586,000      28,099,000     28,098,000      24,586,000      17,182,000              --               0
5/12/2011          24,586,000      28,099,000     28,098,000      15,469,000              --              --               0
11/12/2011         24,586,000      28,099,000     18,152,000              --              --              --               0
5/12/2012          24,586,000      21,699,000             --              --              --              --               0
11/12/2012         22,571,000              --             --              --              --              --               0
5/12/2013                  --              --             --              --              --              --               0
11/12/2013                 --              --             --              --              --              --               0
5/12/2014                  --              --             --              --              --              --               0
11/12/2014                 --              --             --              --              --              --              --
5/12/2015                  --              --             --              --              --              --              --
11/12/2015                 --              --             --              --              --              --              --

PRINCIPAL
BALANCE(3)          CLASS N             TOTAL
-------------------------------------------------

5/12/2008          7,024,000        2,731,353,000
11/12/2008         7,024,000        2,727,918,000
5/12/2009          7,024,000        2,677,753,000
11/12/2009         7,024,000        2,619,712,000
5/12/2010                  0        2,538,085,000
11/12/2010                 0        2,455,271,000
5/12/2011                  0        2,369,887,000
11/12/2011                 0        2,288,070,000
5/12/2012                  0        2,202,318,000
11/12/2012                 0        1,925,556,000
5/12/2013                  0        1,856,776,000
11/12/2013                 0        1,791,596,000
5/12/2014                  0        1,655,013,000
11/12/2014                 0        1,576,171,000
5/12/2015                 --        1,518,671,000
11/12/2015                --        1,463,964,000

(1)   The total notional amount of the class XP certificates from time to time will equal the sum of the components thereof. Each of those components of the total notional amount of the class XP certificates will relate to a particular class of principal balance certificates (i.e., classes A-1,
      A-2, A-3, A-SB, A-4, A-1A, AM, AM-A, AJ, AJ-A, B, C, D, E, F, G, H, J, K,
      L, M and N, respectively). At any particular time during each indicated
      period through and including the related distribution date on which such period ends, the component of the notional amount of the class XP certificates relating to each indicated class of principal balance certificates will equal the lesser of (a) the amount stated in the table above for that class and period and (b) the then actual total principal balance of that class.

(2)   The total notional amount of the class XP certificates at any particular time may be less than the amount indicated in the table above, as described in footnote (1).

(3)   Assumes each distribution date always occurs on the 12th of the month. The initial period commences on the date of initial issuance of the certificates. Each subsequent period begins immediately following the end of the prior period.

                                       G-1

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                                     ANNEX H

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

      Except in limited circumstances, the globally offered ML-CFC Commercial
Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series
2007-9, class XP, class A-1, class A-2, class A-3, class A-SB, class A-4, class
A-1A, class AM, class AM-A, class AJ, class AJ-A, class B, class C, class D, class E and class F will be available only in book-entry form.

      The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding book-entry certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

      Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between member organizations of Clearstream or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, as DTC participants.

      As described under "Certain U.S. Federal Income Tax Documentation
Requirements" below, non-U.S. holders of book-entry certificates will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

      All certificates of each class of offered certificates will be held in registered form by DTC in the name of Cede & Co. as nominee of DTC. Investors'
interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

      Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their book-entry certificates through
Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

                                       H-1

      Trading between Clearstream and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

      Trading between DTC Seller and Clearstream or Euroclear Purchaser. When
book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream or Euroclear, the purchaser will send instructions to Clearstream or Euroclear through that member organization at least one business day prior to settlement. Clearstream or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream or
Euroclear, as the case may be. The securities credit will appear the next day,
European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the
Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

      Member organizations of Clearstream and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the book-entry certificates are credited to their accounts one day later.

      As an alternative, if Clearstream or Euroclear has extended a line of credit to them, member organizations of Clearstream or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts.
However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream or
Euroclear.

      Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

      Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to
time zone differences in their favor, member organizations of Clearstream or
Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a member organization of
Clearstream or Euroclear at least one business day prior to settlement. In these cases, Clearstream or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement

                                       H-2

date. The payment will then be reflected in the account of the member organization of Clearstream or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of Clearstream or
Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the member organization of
Clearstream or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream or Euroclear would be valued instead as of the actual settlement date.

      Finally, day traders that use Clearstream or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

      o     borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or
            Euroclear accounts, in accordance with the clearing system's customary procedures;

      o     borrowing the book-entry certificates in the United States from a
            DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

      o     staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S.
holder") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a
"U.S. withholding agent") establishing an exemption from withholding. A non-U.S.
holder may be subject to withholding unless each U.S. withholding agent receives:

      1.    from a non-U.S. holder that is classified as a corporation for U.S.
            federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS
            Form W-8BEN (or any successor form);

      2.    from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3.    from a non-U.S. holder that is classified as a partnership for U.S.
            federal income tax purposes, a duly completed and executed IRS Form
            W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

                                       H-3

      4.    from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

            (a)     if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury
                    Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form):

            (i)     stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the
                    qualified intermediary is created, incorporated or governed;

            (ii)    certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under
                    section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations;

            (iii)   certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified
                    intermediary; and

            (iv)    providing any other information, certifications, or
                    statements that may be required by the IRS Form W-8IMY or
                    accompanying instructions in addition to, or in lieu of, the information and certifications described in section
                    1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury
                    Regulations; or

            (b)     if the intermediary is not a qualified intermediary (a
                    "nonqualified intermediary"), a duly completed and executed
                    IRS Form W-8IMY (or any successor or substitute form):

            (i)     stating the name and permanent residence address of the
                    nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed;

            (ii)    certifying that the nonqualified intermediary is not acting for its own account;

            (iii)   certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to
                    substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners; and

            (iv)    providing any other information, certifications or
                    statements that may be required by the IRS Form W-8IMY or
                    accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in
                    section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury
                    Regulations; or

      5.    from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or
            W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S.
Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until

                                       H-4

the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder:

      o     provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a
            non-U.S. holder;

      o     provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

      o     can be treated as an "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a
            corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are
non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                       H-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

PROSPECTUS

              MERRILL LYNCH MORTGAGE INVESTORS, INC., THE DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, ISSUABLE IN SERIES

      We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of certificates offered by this prospectus. We intend to offer from time to time mortgage pass-through certificates, issuable in series. These offers may be made through one or more different methods, including offerings through underwriters. We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See "METHOD OF DISTRIBUTION."

--------------------------------------------------------------------------------

                            THE OFFERED CERTIFICATES:

The offered certificates will be issuable in series. The issuing entity for each series of offered certificates will be a statutory or common law trust created at our direction. Each series of offered certificates will--

o    have its own series designation, and

o    consist of one or more classes with various payment characteristics.

The offered certificates will represent interests only in the issuing entity.
The offered certificates will not represent interests in or obligations of the depositor, any of the sponsors or any of our or their respective affiliates.

                          ASSETS OF THE ISSUING ENTITY:

The assets of each issuing entity will include--

o    mortgage loans secured by first and/or junior liens on, or security interests in, various interests in commercial and multifamily real properties,

o    mortgage-backed securities that directly or indirectly evidence interests in, or are directly or indirectly secured by, those types of mortgage loans, or

o    some combination of those types of mortgage loans and mortgage-backed securities.

The assets of the issuing entity may also include cash, permitted investments, letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements.

--------------------------------------------------------------------------------

      In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the assets of the related issuing entity, which may consist of any of the assets described under "THE TRUST FUND.". In that document, we will also state the price to the public for the subject offered certificates or explain the method for determining that price, identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters' compensation. We will identify in each prospectus supplement the sponsor or sponsors for the subject securitization transaction.

      Structural credit enhancement will be provided for the respective classes of offered certificates through overcollateralization, the subordination of more junior classes of offered and/or non-offered certificates, the use of a letter of credit, a surety bond, an insurance policy or a guarantee, the establishment of one or more reserve funds or any combination of the foregoing. Payments on a class of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually or at any other specified interval, commencing on the distribution date specified in the related prospectus supplement.

--------------------------------------------------------------------------------
      YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 20 IN
THIS PROSPECTUS PRIOR TO INVESTING.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR PASSED
UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                  The date of this prospectus is May 10, 2007.

         Lack of Liquidity Will Impair Your Ability to Sell Your Offered Certificates and May Have an Adverse
                  Effect on the Market Value of Your Offered Certificates................................................20
         The Market Value of Your Offered Certificates May Be Adversely Affected by Factors Unrelated to the
                  Performance of Your Offered Certificates and the Underlying Mortgage Assets, such as
                  Fluctuations in Interest Rates and the Supply and Demand of CMBS Generally.............................20
         Payments on the Offered Certificates Will Be Made Solely from the Limited Assets of the Related Trust, and Those Assets May Be Insufficient to Make All Required Payments on Those Certificates...............21
         Any Credit Support for Your Offered Certificates May Be Insufficient to Protect You Against All
                  Potential Losses.......................................................................................21
         The Investment Performance of Your Offered Certificates Will Depend Upon Payments, Defaults and Losses
                  on the Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
                  Unpredictable..........................................................................................22
         Repayment of a Commercial or Multifamily Mortgage Loan Depends on the Performance and Value of the
                  Underlying Real Property, Which May Decline Over Time, and the Related Borrower's Ability to
                  Refinance the Property, of Which There Is No Assurance.................................................25
         Various Types of Income-Producing Properties May Secure Mortgage Loans Underlying a Series of Offered
                  Certificates and Each Type of Income-Producing Property May Present Special Risks as Collateral
                  for a Loan.............................................................................................31
         Any Analysis of the Value or Income Producing Ability of a Commercial or Multifamily Property Is Highly

         Adjustable Rate Mortgage Loans May Entail Greater Risks of Default to Lenders Than Fixed Rate Mortgage
                  Loans..................................................................................................57
         Additional Secured Debt Increases the Likelihood That a Borrower Will Default on a Mortgage Loan
                  Underlying Your Offered Certificates...................................................................57
         With Respect to Certain Mortgage Loans Included in Our Trusts, the Mortgaged Property or Properties that
                  Secure the Subject Mortgage Loan in the Trust Also Secure One (1) or More Related Mortgage
                  Loans That Are Not in the Trust; The Interests of the Holders of Those Non-Trust Mortgage Loans
                  May Conflict with Your Interests.......................................................................58
         The Borrower's Form of Entity May Cause Special Risks and/or Hinder Recovery....................................58
         Borrower Bankruptcy Proceedings Can Delay and Impair Recovery on a Mortgage Loan Underlying Your Offered
                  Certificates...........................................................................................60
         Redevelopment and Renovation at the Mortgaged Properties May Have Uncertain and Adverse Results.................61
         Environmental Liabilities Will Adversely Affect the Value and Operation of the Contaminated Property and
                  May Deter a Lender From Foreclosing....................................................................61
         Some Provisions in the Mortgage Loans Underlying Your Offered Certificates May Be Challenged As Being
                  Unenforceable..........................................................................................63
         Certain Aspects of Subordination Agreements, Including Co-Lender Agreements Executed in Connection with
                  Mortgage Loans Underlying Your Offered Certificates That Are Part of a Split Loan Structure,
                  May be Unenforceable...................................................................................64

                                        2

         World Events and Natural Disasters Could Have an Adverse Impact on the Real Properties Securing the
                  Mortgage Loans Underlying Your Offered Certificates and Consequently Could Reduce the Cash Flow
                  Available to Make Payments on the Offered Certificates.................................................65
         Jurisdictions With One Action or Security First Rules and/or Anti-Deficiency Legislation May Limit the
                  Ability of the Special Servicer to Foreclose on a Real Property or to Realize on Obligations
                  Secured by a Real Property.............................................................................65
         Lack of Insurance Coverage Exposes a Trust to Risk For Particular Special Hazard Losses.........................65
         Lending on Condominium Units Creates Risks for Lenders That Are Not Present When Lending on
                  Non-Condominiums.......................................................................................67
         Lending on Ground Leases Creates Risks for Lenders That Are Not Present When Lending on an Actual

         Litigation and Other Legal Proceedings May Adversely Affect a Borrower's Ability to Repay Its Mortgage

         Additional Compensation to the Master Servicer and the Special Servicer and Interest on Advances Will

         The Risk of Terrorism In the United States and Military Action May Adversely Affect the Value of the

                                        3

                                        4

                                        5

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

      When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different.
In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                              AVAILABLE INFORMATION

      We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. The Securities Act registration statement number for that registration statement is 333-[_____]. This prospectus is part of that registration statement, but the registration statement contains additional information. Any materials, including our registration statement and the exhibits to it, that we file with the Securities and Exchange Commission may be read and copied at prescribed rates at the SEC's Public Reference Room at 100
F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The
SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, in addition to copies of these materials, and that internet website is located at http://www.sec.gov.

                                        6

                              SUMMARY OF PROSPECTUS

      This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF A PARTICULAR OFFERING OF
CERTIFICATES, YOU SHOULD READ CAREFULLY THIS PROSPECTUS AND THE RELATED
PROSPECTUS SUPPLEMENT IN FULL.

THE DEPOSITOR......................................  We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of offered certificates. We are a special purpose Delaware corporation. Our principal offices are located at 4
                                                     World Financial Center, 10th Floor, 250 Vesey Street, New York, New
                                                     York 10080. Our main telephone number is 212-449-1000. We will acquire the mortgage assets that are to back each series of offered certificates and transfer them to the issuing entity. See "THE
                                                     DEPOSITOR."

THE SPONSOR........................................  Unless we state otherwise in the related prospectus supplement,
                                                     Merrill Lynch Mortgage Lending, Inc., which is our affiliate, will be a sponsor with respect to each securitization transaction involving the issuance of a series of offered certificates. If and to the extent that there are other sponsors with respect to any securitization transaction involving the issuance of a series of offered
                                                     certificates, we will identify each of those sponsors and include relevant information with respect thereto in the related prospectus supplement. With respect to any securitization transaction involving the issuance of a series of offered certificates, a sponsor will be a person or entity that organizes and initiates that securitization transaction by selling or transferring assets, either directly or indirectly, including through an affiliate, to the issuing entity. See
                                                     "THE SPONSOR."

THE ISSUING ENTITIES...............................  The issuing entity with respect to each series of offered certificates will be a statutory or common law trust created at our direction. Each issuing entity will own and hold assets of the type described under
                                                     "THE TRUST FUND" and be the entity in whose name the subject offered certificates are issued.

THE ORIGINATORS....................................  Some or all of the mortgage loans backing a series of offered certificates may be originated by Merrill Lynch Mortgage Lending, Inc.
                                                     or by one of our other affiliates. In addition, there may be other third-party originators of the mortgage loans backing a series of offered certificates. See "THE TRUST FUND--Mortgage
                                                     Loans--Originators." We will identify in the related prospectus supplement for each series of offered certificates any originator or group of affiliated originators --apart from a sponsor and/or its affiliates-- that originated or is expected to originate mortgage loans representing 10% or more of the related mortgage asset pool, by balance.

THE SECURITIES BEING OFFERED.......................  The securities that will be offered by this prospectus and the related prospectus supplements consist of mortgage pass-through certificates.
                                                     These certificates will be issued in series, and each series will, in turn, consist of one or more classes. Each series of offered certificates will evidence interests only in the issuing

                                       -7-

                                                     entity. Each class of offered certificates must, at the time of issuance, be assigned an investment grade rating by at least one nationally recognized statistical rating organization. We will identify in the related prospectus supplement, with respect to each class of offered certificates, each applicable rating agency and the minimum rating to be assigned. Typically, the four highest rating categories, within which there may be sub-categories or gradations to indicate relative standing, signify investment grade. See "RATING."

THE OFFERED CERTIFICATES                             We may not publicly offer all the mortgage pass-through certificates
   MAY BE ISSUED WITH OTHER CERTIFICATES...........  evidencing interests in an issuing entity established by us. We may elect to retain some of those certificates, to place some privately with institutional investors, to place some with investors outside the
                                                     United States or to deliver some to the applicable seller as partial consideration for the mortgage assets that such seller is contributing to the subject securitization transaction. In addition, some of those certificates may not satisfy the rating requirement for offered certificates described under "--The Securities Being Offered" above.

THE GOVERNING DOCUMENTS............................  In general, a pooling and servicing agreement or other similar agreement or collection of agreements will govern, among other things--

                                                     o     the issuance of each series of offered certificates,

                                                     o     the creation of and transfer of assets to the issuing entity,
                                                           and

                                                     o     the servicing and administration of those assets.

                                                     The parties to the governing document(s) for a series of offered certificates will always include us and a trustee. We will be responsible for establishing the issuing entity for each series of offered certificates. In addition, we will transfer or arrange for the transfer of the initial trust assets to each issuing entity. In general, the trustee for a series of offered certificates will be responsible for, among other things, making payments and preparing and disseminating various reports to the holders of those offered certificates.

                                                     If the assets of any issuing entity include mortgage loans, the parties to the applicable governing document(s) will also include--

                                                     o     one or more master servicers that will generally be responsible for performing customary servicing duties with respect to those mortgage loans that are not defaulted, nonperforming or
                                                           otherwise problematic in any material respect, and

                                       -8-

                                                     o     one or more special servicers that will generally be responsible for servicing and administering (a) those mortgage loans that are defaulted, nonperforming or otherwise problematic in any material respect, including performing work-outs and
                                                           foreclosures with respect to those mortgage loans, and (b) real estate assets acquired as part of the related trust with respect to defaulted mortgage loans.

                                                     The same person or entity, or affiliated entities, may act as both master servicer and special servicer for one of our trusts.
                                                     Notwithstanding the reference to the duties of a special servicer above, we will not transfer to an issuing entity any mortgage loan that is more than 90 days delinquent or in foreclosure or any foreclosure property. However, any mortgage loan that we transfer to an issuing entity may subsequently become non-performing or the related mortgaged real property may subsequently become foreclosure property.

                                                     If the assets of any issuing entity include mortgage-backed securities, the parties to the applicable governing document(s) may also include a manager that will be responsible for performing various administrative duties with respect to those mortgage-backed securities. If the related trustee assumes those duties, however, there will be no manager.

                                                     Compensation arrangements for a trustee, master servicer, special servicer or manager for any issuing entity may vary from
                                                     securitization transaction to securitization transaction.

                                                     In the related prospectus supplement, we will identify the trustee and any master servicer, special servicer or manager for each series of offered certificates and will describe their respective duties and compensation in further detail. See "DESCRIPTION OF THE GOVERNING
                                                     DOCUMENTS."

                                                     Any servicer, master servicer or special servicer for any issuing entity may perform any or all of its servicing duties under the applicable governing document(s) through one or more primary servicers or sub-servicers. In the related prospectus supplement, we will identify any such primary servicer or sub-servicer that, at the time of initial issuance of the subject offered certificates, is (a)
                                                     affiliated with us or with the issuing entity or any sponsor for the subject securitization transaction or (b) services 10% or more of the related mortgage asset pool, by balance.

CHARACTERISTICS OF THE MORTGAGE ASSETS.............  The assets of any issuing entity will, in general, include mortgage loans. Each of those mortgage loans will constitute the obligation of one or more persons to repay a debt. The performance of that obligation will be secured by a first or junior lien on, or security interest in, the fee, leasehold or other interest(s) of the related borrower or another person in or with respect to one or more commercial or multifamily real properties. In particular, those properties may include:

                                       -9-

                                                     o     rental or cooperatively-owned buildings with multiple dwelling units;

                                                     o     retail properties related to the sale of consumer goods and other products, or related to providing entertainment,
                                                           recreational or personal services, to the general public;

                                                     o     office buildings;

                                                     o     hospitality properties;

                                                     o     casino properties;

                                                     o     health care-related facilities;

                                                     o     industrial facilities;

                                                     o     warehouse facilities, mini-warehouse facilities and self-storage facilities;

                                                     o     restaurants, taverns and other establishments involved in the food and beverage industry;

                                                     o     manufactured housing communities, mobile home parks and
                                                           recreational vehicle parks;

                                                     o     recreational and resort properties;

                                                     o     arenas and stadiums;

                                                     o     churches and other religious facilities;

                                                     o     parking lots and garages;

                                                     o     mixed use properties;

                                                     o     other income-producing properties; and/or

                                                     o     unimproved land.

                                                     The mortgage loans underlying a series of offered certificates may have a variety of payment terms. For example, any of those mortgage loans--

                                                     o     may provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

                                                     o     may provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's

                                      -10-

                                                           election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

                                                     o     may provide for no accrual of interest;

                                                     o     may provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the mortgage interest rate or to reflect the
                                                           occurrence of specified events;

                                                     o     may be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

                                                     o     may permit the negative amortization or deferral of accrued interest;

                                                     o     may prohibit some or all voluntary prepayments or require
                                                           payment of a premium, fee or charge in connection with those prepayments;

                                                     o     may permit defeasance and the release of real property
                                                           collateral in connection with that defeasance;

                                                     o     may provide for payments of principal, interest or both, on due dates that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval; and/or

                                                     o     may have two or more component parts, each having
                                                           characteristics that are otherwise described in this prospectus as being attributable to separate and distinct mortgage loans.

                                                     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

                                                     We, the depositor, do not originate mortgage loans. However, some or all of the mortgage loans held by an issuing entity may be originated by our affiliates.

                                                     Neither we nor any of our affiliates will guarantee or insure repayment of any of the mortgage loans underlying a series of offered certificates. Unless we expressly state otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure repayment of any of the mortgage loans underlying a series of offered certificates.

                                      -11-

                                                     The assets of any issuing entity may also include mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations and other mortgage-backed securities, that evidence an interest in, or are secured by a pledge of, one or more mortgage loans of the type described above. We will not transfer a mortgage-backed security to any issuing entity unless--

                                                     o     the security has been registered under the Securities Act of
                                                           1933, as amended, or

                                                     o     we would be free to publicly resell the security without
                                                           registration.

                                                     In addition to the asset classes described above in this
                                                     "--Characteristics of the Mortgage Assets" subsection, we may transfer to an issuing entity loans secured by equipment or inventory related to the real property collateral securing a mortgage loan held by that issuing entity, provided that such other asset classes in the aggregate will not exceed 10% by principal balance of the related asset pool.

                                                     We will describe the specific characteristics of the mortgage assets underlying a series of offered certificates in the related prospectus supplement.

                                                     Assets held by an issuing entity will also include: (a) cash, including in the form of initial deposits and collections on the related mortgage loans, mortgage-backed securities and instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and currency exchange agreements; (b) bank accounts; (c) permitted investments; and (d) following foreclosure, acceptance of a deed in lieu of foreclosure or any other enforcement action, real property and other collateral for defaulted mortgage loans.

                                                     See "THE TRUST FUND--Mortgage Loans"and"--Mortgage-Backed Securities."

SUBSTITUTION, ACQUISITION AND                        We will generally acquire the mortgage assets to be securitized from
REMOVAL OF MORTGAGE ASSETS.........................  Merrill Lynch Mortgage Lending, Inc. or another of our affiliates or from another seller of commercial and multifamily mortgage loans. We will then transfer those mortgage assets to the issuing entity for the related securitization transaction.

                                                     If and to the extent described in the related prospectus supplement, we, a mortgage asset seller or another specified person or entity may make or assign to or for the benefit of an issuing entity various representations and warranties, or may be obligated to deliver to an issuing entity various documents, in either case relating to some or all of the mortgage assets transferred to that issuing entity. A material breach of one of

                                      -12-

                                                     those representations and warranties or a failure to deliver a material document may, under the circumstances described in the related prospectus supplement, give rise to an obligation to repurchase the affected mortgage asset(s) from the subject issuing entity or to replace the affected mortgage asset(s) with other mortgage asset(s) that satisfy the criteria specified in the related prospectus supplement.

                                                     In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular issuing entity will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related underlying mortgage loans initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, the subject securitization transaction may include a prefunding feature, in which case we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For a specified period, as set forth in the related prospectus supplement, following the date of initial issuance of that series of certificates, which will constitute the prefunding period, we or our designee will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver or arrange for the delivery of mortgage assets sufficient to make up the entire shortfall within the prefunding period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

                                                     If the subject securitization transaction involves a prefunding feature, then we will indicate in the related prospectus supplement, among other things:

                                                     o     the term or duration of the prefunding period, which may not extend beyond one year from the date of initial issuance of the related offered certificates;

                                                     o     the amount of proceeds to be deposited in the applicable
                                                           prefunding account and the percentage of the mortgage asset pool and any class or series of offered certificates represented by those proceeds, which proceeds may not exceed 50% of the related offering proceeds; and

                                                     o     any limitation on the ability to add pool assets.

                                                     If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related issuing entity particular

                                      -13-

                                                     mortgage assets underlying a series of certificates in exchange for:

                                                     o     cash that would be applied to pay down the principal balances of certificates of that series; and/or

                                                     o     other mortgage loans or mortgage-backed securities that--

                                                           1.    conform to the description of mortgage assets in this
                                                                 prospectus, and

                                                           2.    satisfy the criteria set forth in the related prospectus
                                                                 supplement.

                                                     For example, if a mortgage loan backing a series of offered certificates defaults, then it may be subject to (a) a purchase option on the part of another lender whose loan is secured by a lien on the same real estate collateral or by a lien on an equity interest in the related borrower and/or (b) a fair value purchase option under the applicable governing document(s) for the subject securitization transaction or another servicing agreement.

                                                     In addition, if so specified in the related prospectus supplement, but subject to the conditions specified in that prospectus supplement, one or more holders of certificates may exchange those certificates for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates.

                                                     Further, if so specified in the related prospectus supplement, a special servicer or other specified party for one of our
                                                     securitizations may be obligated, under the circumstances described in that prospectus supplement, to sell on behalf of the related issuing entity a delinquent or defaulted mortgage asset.

                                                     See also "--Optional or Mandatory Redemption or Termination" below.

CHARACTERISTICS OF THE OFFERED
CERTIFICATES.......................................  An offered certificate may entitle the holder to receive:

                                                     o     a stated principal amount, which will be represented by its principal balance, if any;

                                                     o     interest on a principal balance or notional amount, at a fixed, floating, adjustable or variable pass-through rate, which
                                                           pass-through rate may change as of a specified date or upon the occurrence of specified events or for any other reason from one accrual or payment period to another, as described in the
                                                           related prospectus supplement;

                                      -14-

                                                     o     specified, fixed or variable portions of the interest, principal or other amounts received on the related underlying mortgage loans or mortgage-backed securities;

                                                     o     payments of principal, with disproportionate, nominal or no payments of interest;

                                                     o     payments of interest, with disproportionate, nominal or no payments of principal;

                                                     o     payments of interest on a deferred or partially deferred basis, which deferred interest may be added to the principal balance, if any, of the subject class of offered certificates or which deferred interest may or may not itself accrue interest, all as set forth in the related prospectus supplement;

                                                     o     payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal
                                                           outstanding on one or more other classes of certificates of the same series;

                                                     o     payments of interest or principal that are, in whole or in part, calculated based on or payable specifically from payments or other collections on particular related underlying mortgage loans or mortgage-backed securities;

                                                     o     payments of principal to be made, from time to time or for designated periods, at a rate that is--

                                                           1.    faster and, in some cases, substantially faster, or

                                                           2.    slower and, in some cases, substantially slower,

                                                           than the rate at which payments or other collections of
                                                           principal are received on the related underlying mortgage loans or mortgage-backed securities;

                                                     o     payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other
                                                           methodology;

                                                     o     payments of principal that may be accelerated or slowed in response to a change in the rate of principal payments on the related underlying mortgage loans or mortgage-backed securities in order to protect the subject class of offered certificates or, alternatively, to protect one or more other classes of certificates of the same series from prepayment and/or extension risk;

                                      -15-

                                                     o     payments of principal out of amounts other than payments or other collections of principal on the related underlying
                                                           mortgage loans or mortgage-backed securities, such as excess spread on the related underlying mortgage loans or
                                                           mortgage-backed securities or amounts otherwise payable as interest with respect to another class of certificates of the same series, which other class of certificates provides for the deferral of interest payments thereon;

                                                     o     payments of residual amounts remaining after required payments have been made with respect to other classes of certificates of the same series; or

                                                     o     payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other
                                                           similar items received on the related underlying mortgage loans or mortgage-backed securities.

                                                     Any class of offered certificates may be senior or subordinate to or pari passu with one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses.

                                                     A class of offered certificates may have two or more component parts, each having characteristics that are otherwise described in this prospectus as being attributable to separate and distinct classes.

                                                     Payments on a class of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually or at any other specified interval, commencing on the distribution date specified in the related prospectus supplement.

                                                     We will describe the specific characteristics of each class of offered certificates in the related prospectus supplement, including payment characteristics and authorized denominations. Among other things, in the related prospectus supplement, we will summarize the flow of funds, payment priorities and allocations among the respective classes of offered certificates of any particular series, the respective classes of non-offered certificates of that series, and fees and expenses, to the extent necessary to understand the payment characteristics of those classes of offered certificates, and we will identify any events in the applicable governing document(s) that would alter the transaction structure or flow of funds. See "DESCRIPTION OF
                                                     THE CERTIFICATES."

CREDIT SUPPORT AND REINVESTMENT,
INTEREST RATE AND CURRENCY-RELATED                   Some classes of offered certificates may be protected in full or in
PROTECTION FOR THE OFFERED CERTIFICATES............  part against defaults and losses, or select types of defaults and

                                      -16-

                                                     losses, on the related underlying mortgage loans or mortgage-backed securities through the subordination of one or more other classes of certificates of the same series or by other types of credit support.
                                                     The other types of credit support may include overcollateralization or a letter of credit, a surety bond, an insurance policy, a guarantee or a reserve fund. We will describe the credit support, if any, for each class of offered certificates and, if applicable, we will identify the provider of that credit support, in the related prospectus supplement.
                                                     In addition, we will summarize in the related prospectus supplement how losses not covered by credit enhancement or support will be allocated to the subject series of offered certificates.

                                                     The assets of an issuing entity with respect to any series of offered certificates may also include any of the following agreements:

                                                     o     guaranteed investment contracts in accordance with which moneys held in the funds and accounts established with respect to those offered certificates will be invested at a specified rate;

                                                     o     interest rate exchange agreements or interest rate cap or floor agreements; or

                                                     o     currency exchange agreements.

                                                     We will describe the types of reinvestment, interest rate and currency related protection, if any, for each class of offered certificates and, if applicable, we will identify the provider of that protection, in the related prospectus supplement.

                                                     See "RISK FACTORS," "THE TRUST FUND" and "DESCRIPTION OF CREDIT
                                                     SUPPORT."

ADVANCES WITH RESPECT TO THE                         If the assets of an issuing entity for a series of offered
MORTGAGE ASSETS....................................  certificates include mortgage loans, then, as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

                                                     o     delinquent scheduled payments of principal and/or interest, other than balloon payments,

                                                     o     property protection expenses,

                                                     o     other servicing expenses, or

                                                     o     any other items specified in the related prospectus supplement.

                                      -17-

                                                     Any party making advances will be entitled to reimbursement from subsequent recoveries on the related mortgage loan and as otherwise described in this prospectus or the related prospectus supplement.
                                                     That party may also be entitled to receive interest on its advances for a specified period. See "DESCRIPTION OF THE GOVERNING
                                                     DOCUMENTS--Advances."

                                                     If the assets of an issuing entity for a series of offered certificates include mortgage-backed securities, we will describe in the related prospectus supplement any comparable advancing obligations with respect to those mortgage-backed securities or the underlying mortgage loans.

OPTIONAL OR MANDATORY                                We will describe in the related prospectus supplement any
REDEMPTION OR TERMINATION..........................  circumstances involving an optional or mandatory redemption of offered certificates or an optional or mandatory termination of the related issuing entity. In particular, a master servicer, special servicer or other designated party may be permitted or obligated to purchase or sell--

                                                     o     all the mortgage assets held by any particular issuing entity, thereby resulting in a termination of that issuing entity, or

                                                     o     that portion of the mortgage assets held by any particular issuing entity as is necessary or sufficient to retire one or more classes of offered certificates of the related series.

                                                     See "DESCRIPTION OF THE CERTIFICATES--Termination and Redemption."

FEDERAL INCOME TAX CONSEQUENCES....................  Any class of offered certificates will constitute or evidence ownership of:

                                                     o     regular interests or residual interests in a real estate
                                                           mortgage investment conduit under Sections 860A through 860G of the Internal Revenue Code of 1986; or

                                                     o     interests in a grantor trust under Subpart E of Part I of
                                                           Subchapter J of the Internal Revenue Code of 1986.

                                                     See "FEDERAL INCOME TAX CONSEQUENCES."

ERISA CONSIDERATIONS...............................  If you are a fiduciary of an employee benefit plan or other retirement plan or arrangement, you are encouraged to review with your legal advisor whether the purchase or holding of offered certificates could give rise to a transaction that is prohibited or is not otherwise permissible under applicable law. See "ERISA CONSIDERATIONS."

LEGAL INVESTMENT...................................  If your investment authority is subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, then you may be subject to restrictions on

                                      -18-

                                                     investment in the offered certificates. You are encouraged to consult your legal advisor to determine whether and to what extent the offered certificates constitute a legal investment for you. We will specify in the related prospectus supplement which classes of the offered certificates, if any, will constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as
                                                     amended. See "LEGAL INVESTMENT."

                                      -19-

                                  RISK FACTORS

      YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE FACTORS SET
FORTH UNDER "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT, IN DECIDING
WHETHER TO PURCHASE OFFERED CERTIFICATES.

LACK OF LIQUIDITY WILL IMPAIR YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES AND
MAY HAVE AN ADVERSE EFFECT ON THE MARKET VALUE OF YOUR OFFERED CERTIFICATES

      The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop.
There will be no obligation on the part of anyone to establish a secondary market. Furthermore, a particular investor or a few investors may acquire a substantial portion of a given class of offered certificates, thereby limiting trading in that class. Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

      We will describe in the related prospectus supplement the information that will be available to you with respect to your offered certificates. The limited nature of the information may adversely affect the liquidity of your offered certificates.

      We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

      Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

      If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related underlying mortgage loans or mortgage-backed securities. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR OFFERED CERTIFICATES MAY BE ADVERSELY AFFECTED BY
FACTORS UNRELATED TO THE PERFORMANCE OF YOUR OFFERED CERTIFICATES AND THE
UNDERLYING MORTGAGE ASSETS, SUCH AS FLUCTUATIONS IN INTEREST RATES AND THE
SUPPLY AND DEMAND OF CMBS GENERALLY

      The market value of your offered certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

      The market value of your offered certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your offered certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your offered certificates as a result of an equal but opposite movement in interest rates.

      The market value of your offered certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally.
The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

      o     the availability of alternative investments that offer higher yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid,

                                      -20-

      o     legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire,

      o     investors' perceptions regarding the commercial and multifamily real estate markets, which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by income-producing properties, and

      o     investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

      If you decide to sell your offered certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related underlying mortgage loans or mortgage-backed securities. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

PAYMENTS ON THE OFFERED CERTIFICATES WILL BE MADE SOLELY FROM THE LIMITED ASSETS
OF THE RELATED TRUST, AND THOSE ASSETS MAY BE INSUFFICIENT TO MAKE ALL REQUIRED
PAYMENTS ON THOSE CERTIFICATES

      The offered certificates will represent interests solely in, and will be payable solely from the limited assets of, the related issuing entity. The offered certificates will not represent interests in or obligations of us, any sponsor or any of our or their respective affiliates, and no such person or entity will be responsible for making payments on the offered certificates if collections on the assets of the related issuing entity are insufficient. No governmental agency or instrumentality will guarantee or insure payment on the offered certificates. Furthermore, some classes of offered certificates will represent a subordinate right to receive payments out of collections and/or advances on some or all of the assets of the related issuing entity. If the assets of the related issuing entity are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which is senior to your right to receive payment on your offered certificates.

ANY CREDIT SUPPORT FOR YOUR OFFERED CERTIFICATES MAY BE INSUFFICIENT TO PROTECT
YOU AGAINST ALL POTENTIAL LOSSES

      The Amount of Credit Support Will Be Limited. The rating agencies that assign ratings to your offered certificates will establish the amount of credit support, if any, for your offered certificates based on, among other things, an assumed level of defaults, delinquencies and losses with respect to the related underlying mortgage loans or mortgage-backed securities. Actual losses may, however, exceed the assumed levels. See "DESCRIPTION OF THE
CERTIFICATES--Allocation of Losses and Shortfalls" and "DESCRIPTION OF CREDIT
SUPPORT." If actual losses on the related underlying mortgage loans or mortgage-backed securities exceed the assumed levels, you may be required to bear the additional losses.

      Credit Support May Not Cover All Types of Losses. The credit support, if any, for your offered certificates may not cover all of your potential losses.
For example, some forms of credit support may not cover or may provide limited protection against losses that you may suffer by reason of fraud or negligence or as a result of uninsured casualties at the real properties securing the underlying mortgage loans. You may be required to bear any losses which are not covered by the credit support.

      Disproportionate Benefits May Be Given to Some Classes and Series to the
Detriment of Others. If a form of credit support covers multiple classes or series and losses exceed the amount of that credit support, it is

                                      -21-

possible that the holders of offered certificates of another series or class will be disproportionately benefited by that credit support to your detriment.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES WILL DEPEND UPON
PAYMENTS, DEFAULTS AND LOSSES ON THE UNDERLYING MORTGAGE LOANS; AND THOSE
PAYMENTS, DEFAULTS AND LOSSES MAY BE HIGHLY UNPREDICTABLE

      The Terms of the Underlying Mortgage Loans Will Affect Payments on Your
Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

      In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

      o     an absolute or partial prohibition against voluntary prepayments during some or all of the loan term, or

      o     a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

      The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as to the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

      The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

      o     the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated, or

      o     the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

      The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may soften or enhance the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

                                      -22-

      Prepayments on the Underlying Mortgage Loans Will Affect the Average Life
of Your Offered Certificates; and the Rate and Timing of Those Prepayments May
Be Highly Unpredictable. Payments of principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related underlying mortgage loans or mortgage-backed securities.
Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

      The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

      o     vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series, or

      o     be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

      We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

      Prepayments on the Underlying Mortgage Loans Will Affect the Yield on Your
Offered Certificates; and the Rate and Timing of Those Prepayments May Be Highly
Unpredictable. If you purchase your offered certificates at a discount or premium, the yield on your offered certificates will be sensitive to prepayments on the underlying mortgage loans. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. Alternatively, if you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield.
The potential effect that prepayments may have on the yield of your offered certificates will increase as the discount deepens or the premium increases. If the amount of interest payable on your offered certificates is disproportionately large as compared to the amount of principal payable on your offered certificates, or if your offered certificates entitle you to receive payments of interest but no payments of principal, then you may fail to recover your original investment under some prepayment scenarios. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates.

      Delinquencies, Defaults and Losses on the Underlying Mortgage Loans May
Affect the Amount and Timing of Payments on Your Offered Certificates; and the
Rate and Timing of Those Delinquencies and Defaults, and the Severity of Those
Losses, are Highly Unpredictable. The rate and timing of delinquencies and defaults, and the severity of losses, on the underlying mortgage loans will impact the amount and timing of payments on a

                                      -23-

series of offered certificates to the extent that their effects are not offset by delinquency advances or some form of credit support.

      Unless otherwise covered by delinquency advances or some form of credit support, defaults on the underlying mortgage loans may delay payments on a series of offered certificates while the defaulted mortgage loans are worked-out or liquidated. However, liquidations of defaulted mortgage loans prior to maturity could affect the yield and average life of an offered certificate in a manner similar to a voluntary prepayment.

      If you calculate your anticipated yield to maturity based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, then, to the extent that you are required to bear the additional losses, your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative. Furthermore, the timing of losses on the underlying mortgage loans can affect your yield. In general, the earlier you bear any loss on an underlying mortgage loan, the greater the negative effect on your yield.

      See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

      There Is an Increased Risk of Default Associated with Balloon Payments.
Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan.
The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including:

      o     the fair market value and condition of the underlying real property;

      o     the level of interest rates;

      o     the borrower's equity in the underlying real property;

      o     the borrower's financial condition;

      o     occupancy levels at or near the time of refinancing;

      o     the operating history of the underlying real property;

      o     changes in zoning and tax laws;

      o     changes in competition in the relevant geographic area;

      o     changes in rental rates in the relevant geographic area;

      o     changes in governmental regulation and fiscal policy;

      o     prevailing general and regional economic conditions;

      o     the state of the fixed income and mortgage markets; and

      o     the availability of credit for multifamily rental or commercial properties.

                                      -24-

      See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There is No Assurance" below.

      Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

      The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

REPAYMENT OF A COMMERCIAL OR MULTIFAMILY MORTGAGE LOAN DEPENDS ON THE
PERFORMANCE AND VALUE OF THE UNDERLYING REAL PROPERTY, WHICH MAY DECLINE OVER
TIME, AND THE RELATED BORROWER'S ABILITY TO REFINANCE THE PROPERTY, OF WHICH
THERE IS NO ASSURANCE

      Most of the Mortgage Loans Underlying Your Offered Certificates Will Be
Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In the event that the income generated by a real property were to decline as a result of the poor economic performance of that real property with the result that the real property is not able to support debt service payments on the related mortgage loan, neither the related borrower nor any other person would be obligated to remedy the situation by making payments out of their own funds. In such a situation, the borrower could choose instead to surrender the related mortgaged property to the lender or let it be foreclosed upon.

      In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following:

      o     the sufficiency of the net operating income of the applicable real property;

      o     the market value of the applicable real property at or prior to maturity; and

      o     the ability of the related borrower to refinance or sell the applicable real property.

      In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

      Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

      The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, multifamily rental and commercial real estate lending generally involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related mortgaged property and the related borrower's ability to refinance the mortgage loan or sell the related mortgaged property.

                                      -25-

      Many Risk Factors Are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value:

      o     the location, age, functionality, design and construction quality of the subject property;

      o     perceptions regarding the safety, convenience and attractiveness of the property;

      o     the characteristics of the neighborhood where the property is located;

      o     the degree to which the subject property competes with other properties in the area;

      o     the proximity and attractiveness of competing properties;

      o     the existence and construction of competing properties;

      o     the adequacy of the property's management and maintenance;

      o     tenant mix and concentration;

      o     national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

      o     local real estate conditions, including an increase in or oversupply of comparable commercial or residential space;

      o     demographic factors;

      o     customer confidence, tastes and preferences;

      o     retroactive changes in building codes and other applicable laws;

      o     changes in governmental rules, regulations and fiscal policies, including environmental legislation; and

      o     vulnerability to litigation by tenants and patrons.

      Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include:

      o     an increase in interest rates, real estate taxes and other operating expenses;

      o     an increase in the capital expenditures needed to maintain the property or make improvements;

      o     a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

      o     an increase in vacancy rates;

      o     a decline in rental rates as leases are renewed or replaced;

      o     natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions, terrorist attacks or riots; and

                                      -26-

      o     environmental contamination.

      The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by:

      o     the length of tenant leases;

      o     the creditworthiness of tenants;

      o     the rental rates at which leases are renewed or replaced;

      o     the percentage of total property expenses in relation to revenue;

      o     the ratio of fixed operating expenses to those that vary with revenues; and

      o     the level of capital expenditures required to maintain the property and to maintain or replace tenants.

      Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

      The Successful Operation of a Multifamily or Commercial Property Depends
on Tenants. Generally, multifamily and commercial properties are subject to leases. The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes:

      o     to pay for maintenance and other operating expenses associated with the property;

      o     to fund repairs, replacements and capital improvements at the property; and

      o     to service mortgage loans secured by, and any other debt obligations associated with operating, the property.

Accordingly, mortgage loans secured by income-producing properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis.

      Factors that may adversely affect the ability of an income-producing property to generate net operating income from lease and rental payments include:

      o     a general inability to lease space;

      o     an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing operations;

      o     an increase in tenant payment defaults or any other inability to collect rental payments;

      o     a decline in rental rates as leases are entered into, renewed or extended at lower rates;

                                      -27-

      o     an increase in leasing costs and/or the costs of performing landlord obligations under existing leases;

      o     an increase in the capital expenditures needed to maintain the property or to make improvements; and

      o     a decline in the financial condition and/or bankruptcy or insolvency of a significant or sole tenant.

      With respect to any mortgage loan backing a series of offered certificates, you should anticipate that, unless the related mortgaged real property is owner occupied, one or more--and possibly all--of the leases at the related mortgaged real property will expire at varying rates during the term of that mortgage loan and some tenants will have, and may exercise, termination options. In addition, some government-sponsored tenants will have the right as a matter of law to cancel their leases for lack of appropriations.

      Additionally, in some jurisdictions, if tenant leases are subordinated to the lien created by the related mortgage instrument but do not contain attornment provisions, which are provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure, the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, that mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

      Some mortgage loans that back offered certificates may be secured by mortgaged real properties with tenants that are related to or affiliated with a borrower. In those cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant.

      Dependence on a Single Tenant or a Small Number of Tenants Makes a
Property Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

      An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

      Accordingly, factors that will affect the operation and value of a commercial property include:

      o     the business operated by the tenants;

      o     the creditworthiness of the tenants; and

      o     the number of tenants.

                                      -28-

      Tenant Bankruptcy Adversely Affects Property Performance. The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property. Under the
U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to:

      o     the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises, plus

      o     an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

      The Success of an Income-Producing Property Depends on Reletting Vacant
Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial, could exceed any reserves maintained for that purpose and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

      If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

      Property Value May Be Adversely Affected Even When Current Operating
Income is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including:

      o     changes in interest rates;

      o     the availability of refinancing sources;

      o     changes in governmental regulations, licensing or fiscal policy;

      o     changes in zoning or tax laws; and

      o     potential environmental or other legal liabilities.

      Property Management May Affect Property Operations and Value. The
operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for:

      o     responding to changes in the local market;

      o     planning and implementing the rental structure, including staggering durations of leases and establishing levels of rent payments;

      o     operating the property and providing building services;

      o     managing operating expenses; and

                                      -29-

      o     ensuring that maintenance and capital improvements are carried out in a timely fashion.

      Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

      By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

      o     maintain or improve occupancy rates, business and cash flow,

      o     reduce operating and repair costs, and

      o     preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

      Maintaining a Property in Good Condition is Expensive. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s)
that may encumber that property.

      Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including:

      o     rental rates;

      o     location;

      o     type of business or services and amenities offered; and

      o     nature and condition of the particular property.

      The profitability and value of an income-producing property may be adversely affected by a comparable property that:

      o     offers lower rents;

      o     has lower operating costs;

      o     offers a more favorable location; or

      o     offers better facilities.

Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

                                      -30-

      The Prospective Performance of the Multifamily and Commercial Mortgage
Loans to be Included in Any of Our Trusts Should be Evaluated Separately from the Performance of the Multifamily and Commercial Mortgage Loans in Any of Our
Other Trusts. Notwithstanding that there are many common factors affecting the profitability and value of income-producing properties in general, those factors do not apply equally to all income-producing properties and, in many cases, there are special factors that will affect the profitability and/or value of a particular income-producing property. See, for example, "--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan" below. Each income-producing property represents a separate and distinct business venture; and, as a result, each of the multifamily and commercial mortgage loans included in one of our trusts requires a unique underwriting analysis. Furthermore, economic conditions, whether worldwide, national, regional or local, vary over time. The performance of a mortgage pool originated and outstanding under one set of economic conditions may vary dramatically from the performance of an otherwise comparable mortgage pool originated and outstanding under a different set of economic conditions. Accordingly, investors should evaluate the mortgage loans underlying a series of offered certificates independently from the performance of the mortgage loans underlying any other series of offered certificates.

VARIOUS TYPES OF INCOME-PRODUCING PROPERTIES MAY SECURE MORTGAGE LOANS
UNDERLYING A SERIES OF OFFERED CERTIFICATES AND EACH TYPE OF INCOME-PRODUCING
PROPERTY MAY PRESENT SPECIAL RISKS AS COLLATERAL FOR A LOAN

      General. The mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As discussed under "--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There is No Assurance" above, the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. The relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property, and the type and use of a particular income-producing property may present special risks. Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

      Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include:

      o     the physical attributes of the property, such as its age,
            appearance, amenities and construction quality in relation to competing buildings;

      o     the types of services or amenities offered at the property;

      o     the location of the property;

      o     distance from employment centers and shopping areas;

      o     local factory or other large employer closings;

      o     the characteristics of the surrounding neighborhood, which may change over time;

      o     the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

                                      -31-

      o     the ability of management to provide adequate maintenance and insurance;

      o     the property's reputation;

      o     the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

      o     the existence or construction of competing or alternative
            residential properties in the local market, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

      o     compliance with and continuance of any government housing rental subsidy programs and/or low income housing tax credit or incentive programs from which the property receives benefits;

      o     the ability of management to respond to competition;

      o     the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, or personnel from a local military base or students;

      o     in the case of student housing facilities, the reliance on the financial well-being of the college or university to which it relates, competition from on-campus housing units, and the relatively higher turnover rate compared to other types of multifamily tenants;

      o     adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in occupancy levels;

      o     state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

      o     the extent to which the property is subject to land use restrictive covenants or contractual covenants that require that units be rented to low income tenants;

      o     the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital expenditures, may increase;

      o     the extent to which increases in operating costs may be passed through to tenants; and

      o     the financial condition of the owner of the property.

      Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

      In addition, multifamily rental properties are typically in markets that, in general, are characterized by low barriers to entry. Thus, a particular multifamily rental property market with historically low vacancies could experience substantial new construction and a resultant oversupply of rental units within a relatively short period of time. Since apartments within a multifamily rental property are typically leased on a short-term basis, the tenants residing at a particular property may easily move to alternative multifamily rental properties with more desirable amenities or locations or to single family housing.

                                      -32-

      Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

      o     require written leases;

      o     require good cause for eviction;

      o     require disclosure of fees;

      o     prohibit unreasonable rules;

      o     prohibit retaliatory evictions;

      o     prohibit restrictions on a resident's choice of unit vendors;

      o     limit the bases on which a landlord may increase rent; or

      o     prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

      Apartment building owners have been the subject of suits under state
Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

      Some counties and municipalities also impose rent control or rent stabilization regulations on apartment buildings. These regulations may limit rent increases to--

      o     fixed percentages,

      o     percentages of increases in the consumer price index,

      o     increases set or approved by a governmental agency, or

      o     increases determined through mediation or binding arbitration.

      In many cases, the rent control or rent stabilization laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

      Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline. The differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a subsidized or supported property may decline, which may adversely affect the value and successful operation of the property.

      Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

                                      -33-

      A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

      o     mortgage loan payments,

      o     real property taxes,

      o     maintenance expenses, and

      o     other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

      A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

      o     maintenance payments from the tenant/shareholders, and

      o     any rental income from units or commercial space that the
            cooperative corporation might control.

      A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property. Additional factors likely to affect the economic performance of a cooperative corporation include--

      o     the failure of the corporation to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make debt service payments on a mortgage loan secured by cooperatively owned property; and

      o     the possibility that, upon foreclosure, if the cooperatively-owned property becomes a rental property, certain units could be subject to rent control, stabilization and tenants' rights laws, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the ensuing rental property as a whole.

      In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor of the cooperative corporation holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of that sponsor.

      Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an

                                      -34-

indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit.
Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

      Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

      o     shopping centers,

      o     factory outlet centers,

      o     malls,

      o     automotive sales and service centers,

      o     consumer oriented businesses,

      o     department stores,

      o     grocery stores,

      o     convenience stores,

      o     specialty shops,

      o     gas stations,

      o     movie theaters,

      o     fitness centers,

      o     bowling alleys,

      o     salons, and

      o     dry cleaners.

      A number of factors may affect the value and operation of a retail property. Some of these factors include:

      o     the strength, stability, number and quality of the tenants;

      o     tenants' sales;

      o     tenant mix;

      o     whether the property is in a desirable location;

      o     the physical condition and amenities of the building in relation to competing buildings;

                                      -35-

      o     whether a retail property is anchored, shadow anchored or unanchored and, if anchored or shadow anchored, the strength, stability, quality and continuous occupancy of the anchor tenant or the shadow anchor, as the case may be, are particularly important factors; and

      o     the financial condition of the owner of the property.

      Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required to--

      o     lower rents,

      o     grant a potential tenant a free rent or reduced rent period,

      o     improve the condition of the property generally, or

      o     make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

      A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including:

      o     competition from other retail properties;

      o     perceptions regarding the safety, convenience and attractiveness of the property;

      o     perceptions regarding the safety of the surrounding area;

      o     demographics of the surrounding area;

      o     the strength and stability of the local, regional and national economies;

      o     traffic patterns and access to major thoroughfares;

      o     the visibility of the property;

      o     availability of parking;

      o     the particular mixture of the goods and services offered at the property;

      o     customer tastes, preferences and spending patterns; and

      o     the drawing power of other tenants.

      The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or revenues.
Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

                                      -36-

      Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

      With respect to some retail properties, one or more tenants may have the option, at any time or after the expiration of a specified period, to terminate their leases at the property. In many cases, the tenant is required to provide notice and/or pay penalties in connection with the exercise of its termination option. Notwithstanding any disincentives with respect to a termination option, there can be no assurance a tenant will not exercise such an option, especially if the rent paid by that tenant is in excess of market rent.

      The presence or absence of an anchor tenant in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. Retail properties that are anchored have traditionally been perceived as less risky than unanchored properties. As to any given retail property, an anchor tenant is generally understood to be a nationally or regionally recognized tenant whose space is, in general, materially larger in size than the space occupied by other tenants at the same retail property and is important in attracting customers to the retail property.

      A retail property may also benefit from a shadow anchor. A shadow anchor is a store or business that satisfies the criteria for an anchor store or business, but which may be located at an adjoining property or on a portion of the subject retail property that is not collateral for the related mortgage loan. A shadow anchor may own the space it occupies. In those cases where the property owner does not control the space occupied by the anchor store or business, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant.

      In some cases, an anchor tenant or a shadow anchor may cease to operate at the property, thereby leaving its space unoccupied even though it continues to pay rent on or even own the vacant space. If an anchor tenant or a shadow anchor ceases operations at a retail property or if its sales do not reach a specified threshold, other tenants at the property may be entitled to terminate their leases prior to the scheduled expiration date or to pay rent at a reduced rate for the remaining term of the lease.

      Accordingly, the following factors, among others, will adversely affect the economic performance of an anchored retail property, including:

      o     an anchor tenant's failure to renew its lease;

      o     termination of an anchor tenant's lease;

      o     the bankruptcy or economic decline of an anchor tenant or a shadow anchor;

      o     the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be;
            or

      o     a loss of an anchor tenant's ability to attract shoppers.

      Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars:

      o     factory outlet centers;

                                      -37-

      o     discount shopping centers and clubs;

      o     catalogue retailers;

      o     home shopping networks and programs;

      o     internet web sites and electronic media shopping; and

      o     telemarketing.

      Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

      Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

      Office Properties. Factors affecting the value and operation of an office property include:

      o     the strength, stability, number and quality of the tenants, particularly significant tenants, at the property;

      o     the physical attributes and amenities of the building in relation to competing buildings, including the condition of the HVAC system.
            parking and the building's compatibility with current business wiring requirements;

      o     whether the area is a desirable business location, including local labor cost and quality, tax environment, including tax benefits, and quality of life issues, such as schools and cultural amenities;

      o     the location of the property with respect to the central business district or population centers;

      o     demographic trends within the metropolitan area to move away from or towards the central business district;

      o     social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

      o     tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

      o     local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

      o     the quality and philosophy of building management;

      o     access to mass transportation;

      o     accessibility from surrounding highways/streets;

      o     changes in zoning laws; and

      o     the financial condition of the owner.

                                      -38-

      With respect to some office properties, one or more tenants may have the option, at any time or after the expiration of a specified period, to terminate their leases at the property. In many cases, the tenant is required to provide notice and/or pay penalties in connection with the exercise of its termination option. Notwithstanding any disincentives with respect to a termination option, there can be no assurance a tenant will not exercise such an option, especially if the rent paid by that tenant is in excess of market rent.

      Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include:

      o     rental rates;

      o     the building's age, condition and design, including floor sizes and layout;

      o     access to public transportation and availability of parking; and

      o     amenities offered to its tenants, including sophisticated building systems, such as fiber optic cables, satellite communications or other base building technological features.

      The cost of refitting office space for a new tenant is often higher than for other property types.

      The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include:

      o     the cost and quality of labor;

      o     tax incentives; and

      o     quality of life considerations, such as schools and cultural amenities.

      The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

      Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including:

      o     full service hotels;

      o     resort hotels with many amenities;

      o     limited service hotels;

      o     hotels and motels associated with national or regional franchise chains;

      o     hotels that are not affiliated with any franchise chain but may have their own brand identity; and

      o     other lodging facilities.

                                      -39-

      Factors affecting the value, operation and economic performance of a hospitality property include:

      o     the location of the property and its proximity to major population centers or attractions;

      o     the seasonal nature of business at the property;

      o     the level of room rates relative to those charged by competitors;

      o     quality and perception of the franchise affiliation, if any;

      o     economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

      o     the existence or construction of competing hospitality properties;

      o     nature and quality of the services and facilities;

      o     financial strength and capabilities of the owner and operator;

      o     the need for continuing expenditures for modernizing, refurbishing and maintaining existing facilities;

      o     increases in operating costs, which may not be offset by increased room rates;

      o     the property's dependence on business and commercial travelers and tourism;

      o     changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors; and

      o     changes in travel patterns caused by perceptions of travel safety, which perceptions can be significantly and adversely influenced by terrorist acts and foreign conflict as well as apprehension regarding the possibility of such acts or conflicts.

      Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature and/or may be adversely affected by prolonged unfavorable weather conditions.

      Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise, which may be at significantly higher fees than the previous franchise, or to operate property independently of a franchise license. The loss of a franchise license could have a

                                      -40-

material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

      The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon:

      o     the continued existence and financial strength of the franchisor;

      o     the public perception of the franchise service mark; and

      o     the duration of the franchise licensing agreement.

      The transferability of franchise license agreements may be restricted. The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.
Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Additionally, any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager will generally not be enforceable. In the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated operating, liquor and other licenses. That party would be required to apply in its own right for new operating, liquor and other licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly. The lack of a liquor license in a hospitality property could have an adverse impact on the revenue from that property or on its occupancy rate.

      Casino Properties. Factors affecting the economic performance of a casino property include:

      o     location, including proximity to or easy access from major population centers;

      o     appearance;

      o     economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

      o     the existence or construction of competing casinos;

      o     dependence on tourism; and

      o     local or state governmental regulation.

      Competition among major casinos may involve attracting patrons by--

      o     providing alternate forms of entertainment, such as performers and sporting events, and

      o     offering low-priced or free food and lodging.

      Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

      Because of their dependence on disposable income of patrons, casino properties are likely to respond quickly to a downturn in the economy.

      The ownership, operation, maintenance and/or financing of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a

                                      -41-

lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

      Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

      The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

      Health Care-Related Properties. Health care-related properties include:

      o     hospitals;

      o     medical offices;

      o     skilled nursing facilities;

      o     nursing homes;

      o     congregate care facilities; and

      o     in some cases, assisted living centers and housing for seniors.

      Health care-related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to:

      o     statutory and regulatory changes;

      o     retroactive rate adjustments;

      o     administrative rulings;

      o     policy interpretations;

      o     delays by fiscal intermediaries; and

      o     government funding restrictions.

      In addition, nursing facilities and assisted living facilities that are dependent on revenues from other third party payors (other than Medicare and
Medicaid), such as private insurers, are also affected by the reimbursement policies of those payors.

All of the foregoing can adversely affect revenues from the operation of a health care-related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

                                      -42-

      Health care-related facilities are subject to significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties. Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are also subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including:

      o     federal and state licensing requirements;

      o     facility inspections;

      o     rate setting;

      o     disruptions in payments;

      o     reimbursement policies;

      o     audits, which may result in recoupment of payments made or withholding of payments due;

      o     laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services;

      o     patient care liability claims, including those generated by the recent advent of the use of video surveillance, or "granny cams", by family members or government prosecutors to monitor care and limited availability and increased costs of insurance; and

      o     shortages in staffing, increases in labor costs and labor disputes.

      Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care-related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals.
The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted. In addition, there can be no assurance that the facilities will remain licensed and loss of licensure/provider agreements by a significant number of facilities could have a material adverse effect on a borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

      With respect to health care-related properties, the regulatory environment has intensified, particularly the long-term care service environment for large, for profit, multi-facility providers. For example, in the past few years, federal prosecutors have utilized the federal false claims act to prosecute nursing facilities that have quality of care deficiencies or reported instances of possible patient abuse and neglect, falsification of records, failure to report adverse events, improper use of restraints, and certain other care issues. Since facilities convicted under the false claims act may be liable for triple damages plus mandatory civil penalties, nursing facilities often settled with the government for a substantial amount of money rather than defending the allegations.

      The extensive federal, state and local regulations affecting health care-related facilities include regulations on the financial and other arrangements that facilities enter into during the normal course of business.
For example, anti-kickback laws prohibit certain business practices and relationships that might affect the provision and cost of health care services reimbursable under Medicare and Medicaid programs, including the payment or receipt of money or anything else of value in return for the referral of patients whose care will be paid

                                      -43-

by those programs. Sanctions for violations include criminal penalties and civil sanctions, fines and possible exclusion from payor programs. Federal and state governments have used monetary recoveries derived from prosecutions to strengthen their fraud detection and enforcement programs. There can be no assurance that government officials charged with responsibility for enforcing the anti-kickback and/or self-referral laws will not assert that certain arrangements or practices are in violation of such provisions. The operations of a nursing facility or assisted living facility could be adversely affected by the failure of its arrangements to comply with such laws or similar state laws enacted in the future.

      The Deficit Reduction Act of 2006 ("DRA") is expected to increase government anti-fraud efforts. Among other things, the DRA required organizations, such as nursing facilities and assisted living facilities, that receive $5 million or more in Medicaid payments to train their work forces on the federal false claims act and its whistle blower provisions by January 1,
2007. The statute also encourages states to pass their own false claims laws by giving states a larger share of the money recovered from false claims cases. The effect of the DRA may be to create more whistle blowers and give rise to more false claims act prosecutions. There can be no assurance that government officials responsible for false claims act enforcement will not assert that one or more of a borrower's arrangements, practices, nursing facilities, or assisted living facilities are in violation of such laws.

      Each state also has a Medicaid Fraud Control Unit ("MFCU"), which typically operates as a division of the state Attorney General's Office or equivalent, which conducts criminal and civil investigations into alleged abuse, neglect, mistreatment and/or misappropriation of resident property. In some cases, the allegations may be investigated by the state Attorney General, local authorities and federal and/or state survey agencies. There are MFCU and state
Attorney General investigations pending and, from time to time, threatened against providers, relating to or arising out of allegations of potential resident abuse, neglect or mistreatment.

      Further, the nursing facilities and assisted living facilities are likely to compete on a local and regional basis with each other and with other providers who operate similar facilities. They may also compete with providers of long term care services in other settings, such as hospital rehabilitation units or home health agencies or other community-based providers. The formation of managed care networks and integrated delivery systems, as well as increasing government efforts to encourage the use of home and community-based services instead of nursing facility services, could also adversely affect nursing facilities or assisted living facilities if there are incentives that lead to the utilization of other facilities or community-based home care providers, instead of nursing facility or assisted living providers, or if competition drives down prices paid by residents. Some of the competitors of the subject facilities may be better capitalized, may offer services not offered by the facilities, or may be owned by agencies supported by other sources of income or revenue not available to for-profit facilities, such as tax revenues and charitable contributions. The success of a facility also depends upon the number of competing facilities in the local market, as well as upon other factors, such as the facility's age, appearance, reputation and management, resident and family preferences, referrals by and affiliations with managed care organizations, relationship with other health care providers and other health care networks, the types of services provided and, where applicable, the quality of care and the cost of that care. If the facilities fail to attract patients and residents and compete effectively with other health care providers, their revenues and profitability may decline.

      Health care-related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care-related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties. Moreover, in certain circumstances, such as when federal or state authorities believe that liquidation may adversely affect the health, safety or welfare of the nursing facility and/or assisted living facility residents, a facility operator may not be allowed to liquidate for an indeterminate period of time. Finally, the receipt of any liquidation proceeds could be delayed by the approval process of any state agency necessary for the transfer of a mortgaged real property and even reduced to satisfy governmental obligations of the facility, such as audit recoupments from nursing facilities.

                                      -44-

      Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Also, lease terms with respect to industrial properties are generally for shorter periods of time and may result in a substantial percentage of leases expiring in the same year at any particular industrial property.

      The value and operation of an industrial property depends on:

      o     location of the property, the desirability of which in a particular instance may depend on--

            1.    availability of labor services,

            2.    proximity to supply sources and customers, and

            3.    accessibility to various modes of transportation and shipping, including railways, roadways, airline terminals and ports;

      o     building design of the property, the desirability of which in a particular instance may depend on--

            1.    ceiling heights,

            2.    column spacing,

            3.    number and depth of loading bays,

            4.    divisibility,

            5.    floor loading capacities,

            6.    truck turning radius,

            7.    overall functionality, and

            8.    adaptability of the property, because industrial tenants often need space that is acceptable for highly specialized
                  activities; and

      o     the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant concentrations.

      Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

      Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. Depending on their location, mini-warehouses and self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties. In addition, it would require substantial capital expenditures to convert a warehouse, mini-warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

                                      -45-

      Successful operation of a warehouse, mini-warehouse or self-storage property depends on--

      o     building design,

      o     location and visibility,

      o     tenant privacy,

      o     efficient access to the property,

      o     proximity to potential users, including apartment complexes or commercial users,

      o     services provided at the property, such as security,

      o     age and appearance of the improvements, and

      o     quality of management.

      In addition, it is difficult to assess the environmental risks posed by warehouse, mini-warehouse and self-storage properties due to tenant privacy restrictions, tenant anonymity and unsupervised access to these facilities.
Therefore, these facilities may pose additional environmental risks to investors. Environmental site assessments performed with respect to warehouse, mini-warehouse and self-storage properties would not include an inspection of the contents of the facilities. Therefore, it would not be possible to provide assurance that any of the units included in these kinds of facilities are free from hazardous substances or other pollutants or contaminants.

      Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include:

      o     competition from facilities having businesses similar to a particular restaurant or tavern;

      o     perceptions by prospective customers of safety, convenience, services and attractiveness;

      o     the cost, quality and availability of food and beverage products;

      o     negative publicity, resulting from instances of food contamination, food-borne illness and similar events;

      o     changes in demographics, consumer habits and traffic patterns;

      o     the ability to provide or contract for capable management; and

      o     retroactive changes to building codes, similar ordinances and other legal requirements.

      Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

      The food and beverage service industry is highly competitive. The principal means of competition are--

      o     market segment,

                                      -46-

      o     product,

      o     price,

      o     value,

      o     quality,

      o     service,

      o     convenience,

      o     location, and

      o     the nature and condition of the restaurant facility.

      A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

      o     lower operating costs,

      o     more favorable locations,

      o     more effective marketing,

      o     more efficient operations, or

      o     better facilities.

      The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities.
Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

      Factors affecting the success of a regionally- or nationally-known chain restaurant include:

      o     actions and omissions of any franchisor, including management practices that--

            1.    adversely affect the nature of the business, or

            2.    require renovation, refurbishment, expansion or other
                  expenditures;

      o     the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

      o     the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

      Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination.

                                      -47-

In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

      Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities. Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

      Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

      Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include:

      o     location of the manufactured housing property;

      o     the ability of management to provide adequate maintenance and insurance;

      o     the number of comparable competing properties in the local market;

      o     the age, appearance, condition and reputation of the property;

      o     the quality of management; and

      o     the types of facilities and services it provides.

      Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

      o     multifamily rental properties,

      o     cooperatively-owned apartment buildings,

      o     condominium complexes, and

                                      -48-

      o     single-family residential developments.

      Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

      Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

      Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

      In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control or rent stabilization on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

      o     fixed percentages,

      o     percentages of increases in the consumer price index,

      o     increases set or approved by a governmental agency, or

      o     increases determined through mediation or binding arbitration.

      In many cases, the rent control or rent stabilization laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control or rent stabilization on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control or rent stabilization is not imposed at the state level in those states. In some states, however, local rent control and/or rent stabilization ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control or rent stabilization with respect to those tenants.

      Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort.
Factors affecting the economic performance of a property of this type include:

      o     the location and appearance of the property;

      o     the appeal of the recreational activities offered;

      o     the existence or construction of competing properties, whether are not they offer the same activities;

      o     the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

      o     geographic location and dependence on tourism;

                                      -49-

      o     changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional highways and similar factors;

      o     seasonality of the business, which may cause periodic fluctuations in operating revenues and expenses;

      o     sensitivity to weather and climate changes; and

      o     local, regional and national economic conditions.

      A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

      Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. In addition, some recreational and resort properties may be adversely affected by prolonged unfavorable weather conditions.

      Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

      Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, including:

      o     sporting events;

      o     musical events;

      o     theatrical events;

      o     animal shows; and/or

      o     circuses.

      The ability to attract patrons is dependent on, among others, the following factors:

      o     the appeal of the particular event;

      o     the cost of admission;

      o     perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

      o     perceptions by prospective patrons of the safety of the surrounding area; and

      o     the alternative forms of entertainment available in the particular locale.

      In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

                                      -50-

      Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

      Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

      Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include:

      o     the number of rentable parking spaces and rates charged;

      o     the location of the lot or garage and, in particular, its proximity to places where large numbers of people work, shop or live;

      o     the amount of alternative parking spaces in the area;

      o     the availability of mass transit; and

      o     the perceptions of the safety, convenience and services of the lot or garage.

      Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

      o     its location,

      o     its size,

      o     the surrounding neighborhood, and

      o     local zoning laws.

ANY ANALYSIS OF THE VALUE OR INCOME PRODUCING ABILITY OF A COMMERCIAL OR
MULTIFAMILY PROPERTY IS HIGHLY SUBJECTIVE AND SUBJECT TO ERROR

      Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

      o     the successful operation of the property, and

      o     its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

                                      -51-

      The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

      o     the amount of income derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

      o     the scheduled payments of principal and/or interest during that given period on the subject mortgage loan and any other senior and/or pari passu loans that are secured by the related real property collateral.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property.

      The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

      o     make the loan payments on the related mortgage loan,

      o     cover operating expenses, and

      o     fund capital improvements at any given time.

      Operating revenues of a nonowner occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

      o     some health care-related facilities,

      o     hotels and motels,

      o     recreational vehicle parks, and

      o     mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

      o     warehouses,

      o     retail stores,

      o     office buildings, and

      o     industrial facilities.

      Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

                                      -52-

      Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from:

      o     increases in energy costs and labor costs;

      o     increases in interest rates and real estate tax rates; and

      o     changes in governmental rules, regulations and fiscal policies.

      Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

      Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

      o     the then outstanding principal balance of the mortgage loan and any other senior and/or pari passu loans that are secured by the related real property collateral, to

      o     the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

      o     the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity, and

      o     the lender has greater protection against loss on liquidation following a borrower default.

      However, loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

      o     the market comparison method, which takes into account the recent resale value of comparable properties at the date of the appraisal;

      o     the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

      o     the income capitalization method, which takes into account the property's projected net cash flow; or

      o     a selection from the values derived from the foregoing methods.

      Each of these appraisal methods presents analytical difficulties. For example--

                                      -53-

      o     it is often difficult to find truly comparable properties that have recently been sold;

      o     the replacement cost of a property may have little to do with its current market value; and

      o     income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate
            capitalization rate and discount rate.

      If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

      The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

      A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on--

      o     the operation of all of the related real properties, and

      o     the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.

For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

      Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the total principal balance of that pool were distributed more evenly.

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

      If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to:

      o     any adverse economic developments that occur in the locale, state or region where the properties are located;

                                      -54-

      o     changes in the real estate market where the properties are located;

      o     changes in governmental rules and fiscal policies in the
            governmental jurisdiction where the properties are located; and

      o     acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

      The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

      If you purchase offered certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

      In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your offered certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

      Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

ADDITIONAL SECURED DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON
A MORTGAGE LOAN UNDERLYING YOUR OFFERED CERTIFICATES

      Some or all of the mortgage loans included in one of our trusts may permit the related borrower to encumber the related real property with additional secured debt.

      Even if a mortgage loan prohibits further encumbrance of the related real property, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults. Accordingly, a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

      The existence of any additional secured indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Subordinate Financing."

                                      -55-

WITH RESPECT TO CERTAIN MORTGAGE LOANS INCLUDED IN OUR TRUSTS, THE MORTGAGED
PROPERTY OR PROPERTIES THAT SECURE THE SUBJECT MORTGAGE LOAN IN THE TRUST ALSO
SECURE ONE (1) OR MORE RELATED MORTGAGE LOANS THAT ARE NOT IN THE TRUST; THE
INTERESTS OF THE HOLDERS OF THOSE NON-TRUST MORTGAGE LOANS MAY CONFLICT WITH
YOUR INTERESTS

      Certain mortgage loans included in our trusts are each part of a loan combination or split loan structure that includes one or more additional mortgage loans (not included in the trust) that are secured by the same mortgage instrument(s) encumbering the same mortgaged property or properties, as applicable, as is the subject mortgage loan. See "THE TRUST FUND--Mortgage
Loans--Loan Combinations." Pursuant to one or more co-lender or similar agreements, a holder of a particular non-trust mortgage loan in a subject loan combination, or a group of holders of non-trust mortgage loans in a subject loan combination (acting together), may be granted various rights and powers that affect the mortgage loan in that loan combination that is in one of our trusts, including (a) cure rights with respect to the mortgage loan in our trust, (b) a purchase option with respect to the mortgage loan in our trust, (c) the right to advise, direct and/or consult with the applicable servicer regarding various servicing matters, including certain modifications, affecting that loan combination, and/or (d) the right to replace the applicable special servicer
(without cause) with respect to the mortgage loan in our trust. In some cases, those rights and powers may be assignable or may be exercised through a representative or designee. In connection with exercising any of the foregoing rights afforded to it, the holder of any non-trust mortgage loan in a loan combination that includes a mortgage loan in one of our trusts --or, if applicable, any representative, designee or assignee of that holder with respect to the particular right -- will likely not be an interested party with respect to the related series of certificates, will have no obligation to consider the interests of, or the impact of exercising such rights on, the related series of certificates and may have interests that conflict with your interests. If any such non-trust mortgage loan is included in a securitization, then the representative, designee or assignee exercising any of the rights of the holder of that non-trust mortgage loan may be a securityholder, an operating advisor, a controlling class representative or other comparable party or a servicer from that other unrelated securitization. You should expect that the holder or beneficial owner of a non-trust mortgage loan will exercise its rights and powers to protect its own economic interests, and will not be liable to the related series of certificateholders for so doing.

      In addition, certain of mortgage loans included in our trusts that are part of a loan combination will be serviced and administered pursuant to the servicing agreement for the securitization of a non-trust mortgage loan that is part of the same loan combination. Consequently, the certificateholders of the related series of certificates will have limited ability to control the servicing of those mortgage loans and the parties with control over the servicing of those mortgage loans may have interests that conflict with your interests. See "DESCRIPTION OF THE GOVERNING DOCUMENTS--Servicing Mortgage Loans
That Are Part of a Loan Combination."

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS AND/OR HINDER RECOVERY

      Some of the mortgage loans underlying a series of offered certificates may have borrowers that are individuals or, alternatively, are entities that either have not been structured to diminish the likelihood of their becoming bankrupt or do not satisfy all the characteristics of special purpose entities. In general, as a result of a borrower not being a special purpose entity or not being limited to owning the related mortgaged real property, the borrower may be engaged in activities unrelated to the subject mortgaged real property and may incur indebtedness or suffer liabilities with respect to those activities.
Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related underlying mortgage loans, may own or have previously owned other property that is not part of the collateral for the related underlying mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. This could negatively impact the borrower's financial condition, and thus its ability to pay amounts due and owing under the subject underlying mortgage loan. The related mortgage documents and/or organizational documents of those borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity, such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all or any material portion of its assets or amend its organizational documents. These provisions are designed to mitigate

                                      -56-

the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

      Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because those borrowers may be:

      o     operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

      o     individuals that have personal liabilities unrelated to the property.

      In addition, if an underlying mortgage loan is secured by a mortgage on both the related borrower's leasehold interest in the related mortgaged real property and the underlying fee interest in such property, the related borrower may be a special purpose entity, but the owner and pledgor of the related fee interest may not be a special purpose entity.

      However, any borrower, even an entity structured to be bankruptcy-remote, as an owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

      With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions that typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity.

      Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your offered certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your offered certificates. See "--Borrower Bankruptcy
Proceedings Can Delay and Impair Recovery on a Mortgage Loan Underlying Your
Offered Certificates" below and "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy
Laws."

      The mortgage loans underlying a series of offered certificates may have borrowers that own the related mortgaged real properties as tenants-in-common or may permit the related borrowers to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, a tenant-in-common borrower may be required to waive its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

      The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

                                      -57-

      The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE LOAN
UNDERLYING YOUR OFFERED CERTIFICATES

      Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

      In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

      A bankruptcy court also may:

      o     grant a debtor a reasonable time to cure a payment default on a mortgage loan;

      o     reduce monthly payments due under a mortgage loan;

      o     change the rate of interest due on a mortgage loan; or

      o     otherwise alter a mortgage loan's repayment schedule.

      Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

      Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

      As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

REDEVELOPMENT AND RENOVATION AT THE MORTGAGED PROPERTIES MAY HAVE UNCERTAIN AND
ADVERSE RESULTS

      Some mortgage loans underlying a series of offered certificates may be secured by mortgaged real properties that are undergoing or are expected to undergo redevelopment or renovation in the future. There can be no assurance that current or planned redevelopment or renovation will be completed, that such redevelopment or renovation will be completed in the time frame contemplated, or that, when and if redevelopment or renovation is completed, such redevelopment or renovation will improve the operations at, or increase the value of, the subject property. Failure of any of the foregoing to occur could have a material negative impact on the ability of the related borrower to repay the related mortgage loan.

                                      -58-

      In the event the related borrower fails to pay the costs of work completed or material delivered in connection with such ongoing redevelopment or renovation, the portion of the mortgaged real property on which there are renovations may be subject to mechanic's or materialmen's liens that may be senior to the lien of the related mortgage loan.

ENVIRONMENTAL LIABILITIES WILL ADVERSELY AFFECT THE VALUE AND OPERATION OF THE
CONTAMINATED PROPERTY AND MAY DETER A LENDER FROM FORECLOSING

      There can be no assurance--

      o     as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

      o     that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

      o     that the results of the environmental testing were accurately evaluated in all cases;

      o     that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing at the related real properties; or

      o     that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

      Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

      In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

      o     tenants at the property, such as gasoline stations or dry cleaners,
            or

      o     conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

      Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials.
The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

                                      -59-

      The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

      o     agents or employees of the lender are deemed to have participated in the management of the borrower, or

      o     the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

      Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

      Federal law requires owners of residential housing constructed prior to
1978--

      o     to disclose to potential residents or purchasers information in their possession regarding the presence of known lead-based paint or lead-based paint-related hazards in such housing, and

      o     to deliver to potential residents or purchasers a United States
            Environmental Protection Agency approved information pamphlet describing the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

      Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES MAY
BE CHALLENGED AS BEING UNENFORCEABLE

      Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

      o     the bankrupt party--

            1.    was insolvent at the time of granting the lien,

            2.    was rendered insolvent by the granting of the lien,

            3.    was left with inadequate capital, or

            4.    was not able to pay its debts as they matured; and

                                      -60-

      o     the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

      Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

      Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

      o     the related real property, or

      o     a majority ownership interest in the related borrower.

      We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

      The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if:

      o     the default is deemed to be immaterial,

      o     the exercise of those remedies would be inequitable or unjust, or

      o     the circumstances would render the acceleration unconscionable.

      Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "LEGAL ASPECTS OF MORTGAGE
LOANS--Bankruptcy Laws."

      Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of U.S. Treasury obligations or other government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some

                                      -61-

forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United
States government securities.

CERTAIN ASPECTS OF SUBORDINATION AGREEMENTS, INCLUDING CO-LENDER AGREEMENTS
EXECUTED IN CONNECTION WITH MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES
THAT ARE PART OF A SPLIT LOAN STRUCTURE, MAY BE UNENFORCEABLE

      Pursuant to co-lender, intercreditor and similar agreements for certain of the mortgage loans included in one of our trusts, which mortgage loans are, in each case, intended to be senior to one or more other mortgage loans--not included in the related trust--that encumber the related mortgaged property, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the related borrower, and that the holder of the related mortgage loan that is included in our trust--directly or through an applicable servicer--will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. While subordination agreements are generally enforceable in bankruptcy, in its decision in In re 203 North
LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10, 2000), the
United States Bankruptcy Court for the Northern District of Illinois refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections. In the event the foregoing holding is followed with respect to a co-lender relationship related to one of the mortgage loans underlying your offered certificates, the trustee's recovery with respect to the related borrower in a bankruptcy proceeding may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

WORLD EVENTS AND NATURAL DISASTERS COULD HAVE AN ADVERSE IMPACT ON THE REAL
PROPERTIES SECURING THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES AND
CONSEQUENTLY COULD REDUCE THE CASH FLOW AVAILABLE TO MAKE PAYMENTS ON THE
OFFERED CERTIFICATES

      The economic impact of the United States' military operations in Iraq and other parts of the world, as well as the possibility of any terrorist attacks domestically or abroad, is uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity. We can give no assurance as to the effect of these events on consumer confidence and the performance of the loans held by trust fund. Any adverse impact resulting from these events would be borne by the holders of one or more classes of the securities. In addition, natural disasters, including earthquakes, floods and hurricanes, also may adversely affect the real properties securing the mortgage loans that back your offered certificates. For example, real properties located in California may be more susceptible to certain hazards (such as earthquakes or widespread fires) than properties in other parts of the country and mortgaged real properties located in coastal states generally may be more susceptible to hurricanes than properties in other parts of the country. Hurricanes and related windstorms, floods and tornadoes have caused extensive and catastrophic physical damage in and to coastal and inland areas located in the Gulf Coast region of the United States and certain other parts of the southeastern United States. The underlying mortgage loans do not all require the maintenance of flood insurance for the related real properties. We cannot assure you that any damage caused by hurricanes, windstorms, floods or tornadoes would be covered by insurance.

JURISDICTIONS WITH ONE ACTION OR SECURITY FIRST RULES AND/OR ANTI-DEFICIENCY
LEGISLATION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO FORECLOSE ON A REAL
PROPERTY OR TO REALIZE ON OBLIGATIONS SECURED BY A REAL PROPERTY

      Several states, including California, have laws that prohibit more than one "judicial action" to enforce a mortgage obligation, requiring the lender to exhaust the real property security for such obligation first and/or

                                      -62-

limiting the ability of the lender to recover a deficiency judgment from the obligor following the lender's realization upon the collateral. This could be particularly problematic for cross-collateralized, cross-defaulted or multi-property mortgage loans secured by real properties located in multiple states where only some of those states have such rules. A lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or forfeiting the right to enforce the underlying obligation. In some jurisdictions, the benefits of such laws may also be available to a guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first proceeding against the collateral and without a judicial foreclosure. Accordingly, where real properties are located in jurisdictions in which "one action," "security first" and/or "anti-deficiency"
rules may be applicable, the special servicer should seek to obtain advice of counsel prior to enforcing any of the trust's rights under any of the related mortgage loans and/or guarantees of those mortgage loans. As a result, the special servicer may incur additional - and perhaps significant additional -
delay and expense in foreclosing on the underlying real properties located in states affected by "one action," "security first" or "anti-deficiency" rules.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Foreclosure--One Action and Security First
Rules" and "--Foreclosure--Anti-Deficiency Legislation."

LACK OF INSURANCE COVERAGE EXPOSES A TRUST TO RISK FOR PARTICULAR SPECIAL HAZARD
LOSSES

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things:

      o     war,

      o     riot, strike and civil commotion,

      o     terrorism,

      o     nuclear, biological or chemical materials,

      o     revolution,

      o     governmental actions,

      o     floods and other water-related causes,

      o     earth movement, including earthquakes, landslides and mudflows,

      o     wet or dry rot,

      o     mold,

      o     vermin, and

      o     domestic animals.

      Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

      Not all of the mortgaged real properties that secure mortgage loans included in one of our trusts will be insured against acts of terrorism. Some of those mortgage loans may not require terrorism insurance coverage. In

                                      -63-

other cases, because of heightened concern over future terrorist activities in the United States, it may be difficult for borrowers to obtain or renew terrorism insurance coverage at commercially reasonable rates.

      There is also a possibility of casualty losses on a real property for which insurance proceeds, together with land value, may not be adequate to pay the mortgage loan in full or rebuild the improvements. Consequently, there can be no assurance that each casualty loss incurred with respect to a real property securing one of the mortgage loans included in one of our trusts will be fully covered by insurance or that the mortgage loan will be fully repaid in the event of a casualty.

      Furthermore, various forms of insurance maintained with respect to any of the real properties for the mortgage loans included in one of our trusts, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in that trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the loans in our trust.

LENDING ON CONDOMINIUM UNITS CREATES RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN
LENDING ON NON-CONDOMINIUMS

      Some mortgage loans underlying the offered certificates will be secured by--

      o     the related borrower's interest in a commercial condominium unit or multiple units in a residential condominium project, and

      o     the related voting rights in the owners' association for the subject building, development or project.

      Condominiums may create risks for lenders that are not present when lending on properties that are not condominiums. In the case of condominiums, a condominium owner is generally responsible for the payment of common area maintenance charges. In the event those charges are not paid when due, the condominium association may have a lien for those unpaid charges against the owner of the subject condominium unit, and, in some cases, pursuant to the condominium declaration, the lien of the mortgage for a related mortgage loan is subordinate to that lien for unpaid common area maintenance charges. In addition, pursuant to many condominium declarations, the holders of the remaining units would become responsible for the common area maintenance charges that remain unpaid by any particular unit holder.

      Further, in the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium building and there is no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Thus, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium building, restoration following a casualty and many other decisions affecting the maintenance of that building, may not be consistent with the mortgage loan documents and may have an adverse impact on the mortgage loans that are secured by real properties consisting of such condominium interests.

      There can be no assurance that the related board of managers will act in the best interests of the borrower under those mortgage loans. Further, because of the nature of condominiums, a default on the part of the borrower with respect to such real properties will not allow the special servicer the same flexibility in realizing on the collateral as is generally available with respect to commercial properties that are not condominiums. The rights of other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to the subject real property, because of the possible existence of multiple loss payees on any insurance policy covering the property, there could be a delay in the restoration of the property and/or the allocation of related

                                      -64-

insurance proceeds, if any. Consequently, if any of the mortgage loans underlying the offered certificates are secured by the related borrower's interest in a condominium, servicing and realizing upon such mortgage loan could subject the holders of such offered certificates to a greater delay, expense and risk than with respect to a mortgage loan secured by a commercial property that is not a condominium.

LENDING ON GROUND LEASES CREATES RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN
LENDING ON AN ACTUAL OWNERSHIP INTEREST IN A REAL PROPERTY

      In order to secure a mortgage loan, a borrower may grant a lien on its leasehold interest in a real property as tenant under a ground lease. If the ground lease does not provide for notice to a lender of a default under the ground lease on the part of the borrower, together with a reasonable opportunity for the lender to cure the default, the lender may be unable to prevent termination of the lease and may lose its collateral.

      In addition, upon the bankruptcy of a landlord or a tenant under a ground lease, the debtor entity has the right to assume or reject the ground lease. If a debtor landlord rejects the lease, the tenant has the right to remain in possession of its leased premises at the rent reserved in the lease for the term, including renewals. If a debtor tenant rejects any or all of its leases, the tenant's lender may not be able to succeed to the tenant's position under the lease unless the landlord has specifically granted the lender that right. If both the landlord and the tenant are involved in bankruptcy proceedings, the trustee for your offered certificates may be unable to enforce the bankrupt tenant's obligation to refuse to treat as terminated a ground lease rejected by a bankrupt landlord. In those circumstances, it is possible that the trustee could be deprived of its security interest in the leasehold estate, notwithstanding lender protection provisions contained in the lease or mortgage loan documents.

      Further, in a recent decision by the United States Court of Appeals for the Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 2003 U.S.
App. LEXIS 7612 (7th Cir. Apr. 23, 2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S.
Bankruptcy Code upon the bankruptcy of a landlord, the sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to
Section 363(e) of the U.S. Bankruptcy Code, a lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to
Section 363(f) of the Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender (to the extent it can obtain standing to intervene) will be able to recuperate the full value of the leasehold interest in bankruptcy court.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

      Due to changes in zoning requirements since construction, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

      Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. If a property does not currently comply with

                                      -65-

that Act, the property owner may be required to incur significant costs in order to effect that compliance. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award or damages to private litigants.

LITIGATION AND OTHER LEGAL PROCEEDINGS MAY ADVERSELY AFFECT A BORROWER'S ABILITY
TO REPAY ITS MORTGAGE LOAN

      From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates. It is possible that such legal proceedings may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

      The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following:

      o     breach of contract involving a tenant, a supplier or other party;

      o     negligence resulting in a personal injury, or

      o     responsibility for an environmental problem.

      Litigation will divert the owner's attention from operating its property.
If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

      From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans in one of our trusts. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan.
The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generated by, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your offered certificates.

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

      One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate:

      o     any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of
            Section 856(d) of the Internal Revenue Code of 1986, and

      o     any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

The risk of taxation being imposed on income derived from the operation of foreclosed real property is particularly present in the case of hospitality and health care-related properties. These taxes, and the cost of

                                      -66-

retaining an independent contractor, would reduce the net proceeds available for payment with respect to the related offered certificates.

      In addition, in connection with the trust's acquisition of a real property, through foreclosure or similar action, and/or its liquidation of such property, the trust may in certain jurisdictions, particularly in New York and
California, be required to pay state or local transfer or excise taxes. Such state or local taxes may reduce net proceeds available for distribution to the offered certificates.

RESIDUAL INTERESTS IN A REAL ESTATE MORTGAGE INVESTMENT CONDUIT HAVE ADVERSE TAX
CONSEQUENCES

      Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC, regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate. While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

      You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "FEDERAL INCOME TAX CONSEQUENCES--REMICs."

      Some Taxable Income of a Residual Interest Cannot Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion:

      o     generally will not be reduced by losses from other activities,

      o     for a tax-exempt holder, will be treated as unrelated business taxable income, and

      o     for a foreign holder, will not qualify for any exemption from withholding tax.

      Individuals and Some Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the
Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for:

      o     individuals,

      o     estates,

      o     trusts beneficially owned by any individual or estate, and

      o     pass-through entities having any individual, estate or trust as a shareholder, member or partner.

      In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to:

                                      -67-

      o     a foreign person under the Internal Revenue Code of 1986, or

      o     a U.S. person that is classified as a partnership under the Internal
            Revenue Code of 1986, unless all of its beneficial owners are U.S.
            persons, or

      o     a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. person.

      It is possible that a class of offered certificates would also evidence a residual interest in a REMIC and therefore that class of offered certificates or the portion thereof that represents the residual interest in the REMIC would exhibit the characteristics, and be subject to the risks, described above in this "--Residual Interests in a Real Estate Mortgage Investment Conduit Have
Adverse Tax Consequences" section.

      See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates."

ADDITIONAL COMPENSATION TO THE MASTER SERVICER AND THE SPECIAL SERVICER AND
INTEREST ON ADVANCES WILL AFFECT YOUR RIGHT TO RECEIVE DISTRIBUTIONS ON YOUR
OFFERED CERTIFICATES

      To the extent described in the related prospectus supplement, the master servicer, the special servicer, the trustee and any fiscal agent will each be entitled to receive interest on unreimbursed advances made by that party with respect to the mortgage assets. This interest will generally accrue from the date on which the related advance was made or the related expense was incurred through the date of reimbursement. In addition, under certain circumstances, including a default by the borrower in the payment of principal and interest on a mortgage asset, that mortgage asset will become specially serviced and the related special servicer will be entitled to compensation for performing special servicing functions pursuant to the related governing document(s). The right to receive interest on advances or special servicing compensation is senior to the rights of certificateholders to receive distributions on the offered certificates. Thus, the payment of interest on advances and the payment of special servicing compensation may lead to shortfalls in amounts otherwise distributable on your offered certificates.

INABILITY TO REPLACE THE MASTER SERVICER COULD AFFECT COLLECTIONS AND RECOVERIES
ON THE MORTGAGE ASSETS

      The structure of the servicing fee payable to the master servicer might affect the ability to find a replacement master servicer. Although the trustee is required to replace the master servicer if the master servicer is terminated or resigns, if the trustee is unwilling (including for example because the servicing fee is insufficient) or unable (including for example, because the trustee does not have the systems to service mortgage loans), it may be necessary to appoint a replacement master servicer. Because the master servicing fee is structured as a percentage of the stated principal balance of each mortgage asset, it may be difficult to replace the servicer at a time when the balance of the mortgage loans has been significantly reduced because the fee may be insufficient to cover the costs associated with servicing the mortgage assets and/or related REO properties remaining in the mortgage pool. The performance of the mortgage assets may be negatively impacted, beyond the expected transition period during a servicing transfer, if a replacement master servicer is not retained within a reasonable amount of time.

PROBLEMS WITH BOOK-ENTRY REGISTRATION

      Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

      o     you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its
            participating organizations;

                                      -68-

      o     you may have only limited access to information regarding your offered certificates;

      o     you may suffer delays in the receipt of payments on your offered certificates; and

      o     your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those certificates.

      See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and
Definitive Certificates."

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A SERVICER'S PERFORMANCE

      A master servicer, special servicer or sub-servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

      In addition, a master servicer, special servicer or sub-servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.
These relationships may create conflicts of interest.

      In servicing mortgage loans in any of our trusts, a master servicer, special servicer or sub-servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates--or, in the case of a sub-servicer, a consistent sub-servicing agreement--and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that if any of these parties or an affiliate owns certificates or has financial interests in or other financial dealings with any of the related borrowers, then it may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer or an affiliate thereof or any other related entity owns any certificates, and in particular a class of non-offered certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying acceleration or other enforcement in the hope of realizing greater proceeds in the future. However, this action or failure to take immediate action by a special servicer could pose a greater risk to the trust and ultimately result in a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

      Furthermore, a master servicer, special servicer or sub-servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer, special servicer or sub-servicer may be acting on behalf of parties with conflicting interests.

PROPERTY MANAGERS AND BORROWERS MAY EACH EXPERIENCE CONFLICTS OF INTEREST IN
MANAGING MULTIPLE PROPERTIES

      In the case of many of the mortgage loans underlying the offered certificates, the related property managers and borrowers may experience conflicts of interest in the management and/or ownership of the related real properties because:

      o     the real properties may be managed by property managers that are affiliated with the related borrowers;

      o     the property managers also may manage additional properties, including properties that may compete with those real properties; or

                                      -69-

      o     affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including properties that may compete with those real properties.

LIMITED INFORMATION CAUSES UNCERTAINTY

      Some of the mortgage loans that will be included in our trusts are loans that were made to enable the related borrower to acquire the related real property. Accordingly, for some of these loans limited or no historical operating information is available with respect to the related real property. As a result, you may find it difficult to analyze the historical performance of those properties.

THE RISK OF TERRORISM IN THE UNITED STATES AND MILITARY ACTION MAY ADVERSELY
AFFECT THE VALUE OF THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE ASSETS

      It is impossible to predict the extent to which terrorist activities may occur in the United States. Furthermore, it is uncertain what effects any past or future terrorist activities and/or consequent actions on the part of the
United States Government and others, including military action, will have on
U.S. and world financial markets; local, regional and national economies; real estate markets across the U.S.; and/or particular business segments, including those that are important to the performance of the real properties that secure the mortgage loans underlying any series of offered certificates. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

      As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the mortgage loans underlying any series of offered certificates, the liquidity and market value of those offered certificates may be impaired.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

      From time to time we use capitalized terms in this prospectus. Frequently used capitalized terms will have the respective meanings assigned to them in the glossary attached to this prospectus.

                                 THE TRUST FUND

ISSUING ENTITIES

      The issuing entity with respect to each series of offered certificates is the entity that will own and hold the related underlying mortgage loans or mortgage-backed securities and in whose name those certificates will be issued.
Each issuing entity will be a statutory trust or a common law trust organized at our direction under the laws of the State or other jurisdiction specified in the related prospectus supplement. As described in the related prospectus supplement, the Governing Document for each series of offered certificates will set forth the permissible activities and restrictions on the activities of the related issuing entity and will govern the servicing and administration of the related trust assets. Each series of offered certificates will represent interests only in, and be payable solely from assets of, the related trust.
However, a series of offered certificates may be issued together with other certificates of the same series, which other certificates will not be offered pursuant to this prospectus.

                                      -70-

DESCRIPTION OF THE TRUST ASSETS

      The trust assets backing a series of offered certificates will collectively constitute the related trust fund. Each such trust fund will primarily consist of:

      o     various types of multifamily and/or commercial mortgage loans;

      o     mortgage participations, pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

      o     a combination of mortgage loans and mortgage-backed securities of the types described above.

      In addition to the asset classes described above in this "--Description of the Trust Assets"--section, we may include in the trust fund with respect to any series of offered certificates loans secured by equipment or inventory related to the real property collateral securing a mortgage loan in that trust fund, provided that such other asset classes in the aggregate will not exceed 10% by principal balance of the related asset pool.

      We will describe the specific characteristics of the mortgage assets underlying a series of offered certificates in the related prospectus supplement.

      Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

      Neither we nor any of our affiliates will guarantee payment of any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure payment of any of those mortgage assets.

MORTGAGE LOANS

      General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property:

      o     rental or cooperatively-owned buildings with multiple dwelling units;

      o     retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops,
            convenience stores and gas stations;

      o     retail properties related to providing entertainment, recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

      o     office properties;

      o     hospitality properties, such as hotels, motels and other lodging facilities;

      o     casino properties;

      o     health care-related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

                                      -71-

      o     industrial properties;

      o     warehouse facilities, mini-warehouse facilities and self-storage facilities;

      o     restaurants, taverns and other establishments involved in the food and beverage industry;

      o     manufactured housing communities, mobile home parks and recreational vehicle parks;

      o     recreational and resort properties, such as golf courses, marinas, ski resorts and amusement parks;

      o     arenas and stadiums;

      o     churches and other religious facilities;

      o     parking lots and garages;

      o     mixed use properties;

      o     other income-producing properties; and

      o     unimproved land.

      The adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth under "RISK FACTORS--Various Types of Income-Producing
Properties May Secure Mortgage Loans Underlying a Series of Offered Certificates
and Each Type of Income-Producing Property May Present Special Risks as
Collateral for a Loan" is a discussion of some of the various factors that may affect the value and operations of each of the indicated types of multifamily and commercial properties.

      The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

      o     a fee interest or estate, which consists of ownership of the property for an indefinite period,

      o     an estate for years, which consists of ownership of the property for a specified period of years,

      o     a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease,

      o     shares in a cooperative corporation which owns the property, or

      o     any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

      Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

                                      -72-

      Junior Mortgage Loans. If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property.
However, the loan or loans secured by the more senior liens on that property may not be included in the related trust fund. The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are generally applied--

      o     first, to the payment of court costs and fees in connection with the foreclosure,

      o     second, to the payment of real estate taxes, and

      o     third, to the payment of any and all principal, interest, prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

      Delinquent Mortgage Loans. If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

      o     the period of the delinquency,

      o     any forbearance arrangement then in effect,

      o     the condition of the related real property, and

      o     the ability of the related real property to generate income to service the mortgage debt.

      We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in foreclosure. Furthermore, delinquent mortgage loans will not constitute 20% or more, as measured by dollar volume, of the mortgage asset pool for a series of offered certificates as of the relevant measurement date.

      Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features:

      o     an original term to maturity of not more than approximately 40 years; and

      o     scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

      A mortgage loan included in one of our trusts may also include terms that:

      o     provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

      o     provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

                                      -73-

      o     provide for no accrual of interest;

      o     provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

      o     be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

      o     permit the negative amortization or deferral of accrued interest;

      o     permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

      o     prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

      Loan Combinations. Certain of the mortgage loans included in one of our trust funds may be part of a loan combination. A loan combination will generally consist of the particular mortgage loan or loans that we will include in the subject trust fund and one or more other mortgage loans that we will not include in the trust fund. Each mortgage loan comprising a particular loan combination is evidenced by a separate promissory note. The aggregate debt represented by the entire loan combination, however, is secured by the same mortgage(s) or deed(s) of trust on the related mortgaged property or properties. The mortgage loans constituting a particular loan combination are obligations of the same borrower and, in general, are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a loan combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is either effected through a co-lender, intercreditor or similar agreement to which the respective holders of the subject promissory notes are parties and/or may be reflected in the subject promissory notes, a common loan agreement or other common loan document. Such co-lender, intercreditor or similar agreement will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a loan combination. Further, each such co-lender agreement or other intercreditor arrangement may impose restrictions of the transferability of the ownership of any mortgage loan that is part of a loan combination. See "RISK FACTORS--With
Respect to Certain Mortgage Loans Included in Our Trusts, the Mortgaged Property
or Properties that Secure the Subject Mortgage Loan in the Trust Also Secure One
(1) or More Related Mortgage Loans That Are Not in the Trust; The Interests of
the Holders of Those Non-Trust Mortgage Loans May Conflict with Your Interests."

      Real Property and Other Collateral. Following a foreclosure, acceptance of a deed in lieu of foreclosure or any enforcement action, trust assets may include real property or other collateral for a defaulted mortgage loan pending the liquidation of that collateral.

      Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts:

      o     the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

      o     the type or types of property that provide security for repayment of the mortgage loans;

      o     the earliest and latest maturity date for the mortgage loans;

                                      -74-

      o     the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

      o     loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

      o     the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

      o     if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

      o     information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

      o     debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

      o     the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

      If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

      o     more general information in the related prospectus supplement, and

      o     specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K following the issuance of those certificates.

      In addition, with respect to any obligor or group of affiliated obligors with respect to any pool asset or group of pool assets, or property or group of related properties securing any pool asset or group of pool assets, if such pool asset or group of pool assets represents a material concentration within the mortgage asset pool, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties as required under the Securities Act and the Exchange Act.

      Originators. Some or all of the mortgage loans included in one of our trusts may be originated by Merrill Lynch Mortgage Lending, Inc. or by one of
our other affiliates. In addition, there may be other third-party originators of the mortgage loans to be included in one of our trusts. Accordingly, we will acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee, in privately negotiated transactions. See
"THE SPONSOR." We will identify in the related prospectus supplement any originator or group of affiliated originators--apart from any sponsor and/or its affiliates--that will or is expected to originate mortgage loans representing
10% or more of the related mortgage asset pool, by balance.

      Method and Criteria by Which Mortgage Loans are Selected for Inclusion in
a Securitization. There is no formal method or established criteria by which mortgage loans are selected for inclusion in any particular asset securitization. Merrill Lynch Mortgage Lending, Inc. ("MLML"), which is expected to be one of the sponsors, and its affiliates generally originate mortgage loans in accordance with the underwriting criteria described under the heading "THE
SPONSOR." When any such mortgage loan is originated, MLML or one of its affiliates will generally determine whether the subject mortgage loan is to be targeted for securitization. Mortgage loans targeted for securitization are usually securitized as soon as possible after origination. Accordingly, all such

                                      -75-

mortgage loans held by MLML pending securitization would be expected to be securitized as soon thereafter as possible.

      Notwithstanding the foregoing, we or MLML could decide not to include one or more mortgage loans in a particular securitization transaction for business reasons. For example, MLML or one of its affiliates could hold a mortgage loan out of securitization transactions until the related mortgaged property
"stabilizes" (such as following significant renovations, a lease-up period or a free rent period for a significant portion of the tenants). A mortgage loan may not be included in a securitization transaction because it would have adverse effects on the diversity of the subject asset pool (including by reason of its size, the related property type or the related geographic property location), which in turn could make the related certificates less appealing to investors or adversely affect rating levels. Also, MLML or an affiliate could remove a mortgage loan from the potential asset pool in response to investor feedback.
Likewise, we could request another sponsor or mortgage loan seller that is contributing mortgage loans to one of our securitizations not to include one or more of those mortgage loans for reasons similar to those above or because of material inconsistencies with MLML's underwriting standards.

MORTGAGE-BACKED SECURITIES

      The mortgage-backed securities underlying a series of offered certificates may include:

      o     mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality, or

      o     certificates issued and/or insured or guaranteed by Freddie Mac,
            Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

      In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

      Each mortgage-backed security included in one of our trusts--

      o     will have been registered under the Securities Act, or

      o     will be exempt from the registration requirements of the Securities
            Act, or will have been held for at least the holding period specified in Rule 144(k) under that Act, or

      o     may otherwise be resold by us publicly without registration under the Securities Act.

      We will register the offering of any mortgage-backed security to be included in one of our trusts with the SEC if --

      o     the issuer of the subject mortgage-backed securities has a direct or indirect agreement, arrangement, relationship or understanding with the issuing entity, the depositor, any sponsor or an underwriter, relating to inclusion of those mortgage-backed securities in our trust,

      o     the issuer of the subject mortgage-backed securities or any of its affiliates is an affiliate of the issuing entity, the depositor, any sponsor or an underwriter of a series of offered certificates, or

      o     the depositor would not be free to publicly resell the subject mortgage-backed securities without registration under the Securities
            Act.

                                      -76-

      Any registration of underlying securities will be made in compliance with the provisions of Rule 190 under the Securities Act. In connection with any such registration--

      o     the prospectus supplement for the related series of offered certificates will describe the plan of distribution for both that series of offered certificates and the underlying mortgage-backed securities; and

      o     the separate prospectus relating to the offering of the underlying mortgage-backed securities will be delivered simultaneously with the delivery of the prospectus relating to the series of offered certificates described in the prospectus supplement that relates to that series of offered certificates, which prospectus supplement will either state that the prospectus for the offering of the underlying mortgage-backed securities is being delivered along with the prospectus for the underlying mortgage-backed securities, or will be combined with the prospectus for the offering of the underlying mortgage-backed securities.

      If the offering of the subject series of offered certificates and the underlying mortgage-backed securities is not made on a firm commitment basis, the issuing entity or the underwriters for the offering of the subject series of offered certificates will be required to distribute a preliminary prospectus for both the subject series of offered certificates and the underlying mortgage-backed securities to any person who is expected to receive a confirmation of sale of the subject series of offered certificates at least 48 hours prior to sending such confirmation.

      We will describe in the related prospectus supplement the characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts:

      o     the initial and outstanding principal amount(s) and type of the securities;

      o     the original and remaining term(s) to stated maturity of the securities;

      o     the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

      o     the payment characteristics of the securities;

      o     the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

      o     a description of the related credit support, if any;

      o     the type of mortgage loans underlying the securities;

      o     the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

      o     the terms and conditions for substituting mortgage loans backing the securities; and

      o     the characteristics of any agreements or instruments providing interest rate protection to the securities.

      With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Exchange Act, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

                                      -77-

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

      We will generally acquire the mortgage assets to be included in one of our trusts from Merrill Lynch Mortgage Lending, Inc. or another of our affiliates or from another seller of commercial and multifamily mortgage loans. We will then transfer those mortgage assets to the issuing entity for the related securitization transaction.

      If and to the extent described in the related prospectus supplement, we, a mortgage asset seller or another specified person or entity may make or assign to or for the benefit of one of our trusts various representations and warranties, or may be obligated to deliver to one of our trusts various documents, in either case relating to some or all of the mortgage assets transferred to that trust. A material breach of one of those representations and warranties or a failure to deliver a material document may, under the circumstances described in the related prospectus supplement, give rise to an obligation to repurchase the affected mortgage asset(s) out of the subject trust or to replace the affected mortgage asset(s) with other mortgage asset(s) that satisfy the criteria specified in the related prospectus supplement.

      In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, the subject securitization transaction may include a prefunding feature, in which case we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For a specified period, as set forth in the related prospectus supplement, following the date of initial issuance of that series of certificates, which will constitute the prefunding period, we or our designee will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver or arrange for the delivery of mortgage assets sufficient to make up the entire shortfall within the prefunding period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

      If the subject securitization transaction involves a prefunding period, then we will indicate in the related prospectus supplement, among other things:

      o     the term or duration of the prefunding period, which period may not extend more than one year beyond the date of initial issuance of the related offered certificates;

      o     the amount of proceeds to be deposited in the prefunding account and the percentage of the mortgage asset pool and any class or series of offered certificates represented by those proceeds, which proceeds may not exceed 50% of the related offering proceeds;

      o     triggers or events that would trigger limits on or terminate the prefunding period and the effects of such triggers;

      o     when and how new pool assets may be acquired during the prefunding period, and any limits on the amount, type or speed with which pool assets may be acquired;

      o     the acquisition or underwriting criteria for additional pool assets to be acquired during the prefunding period, including any differences from the criteria used to select the current asset pool;

                                      -78-

      o     which party has the authority to add assets to the asset pool or determine if such pool assets meet the acquisition or underwriting criteria for additional pool assets, and whether or not there will be any independent verification of such person's exercise of authority or determinations;

      o     any requirements to add minimum amounts of pool assets and any effects of not meeting those requirements;

      o     if applicable, the procedures and standards for the temporary investment of funds in a prefunding account pending use (including the disposition of gains and losses on pending funds) and a description of the financial products or instruments eligible for such accounts;

      o     the circumstances under which funds in a prefunding account will be returned to investors or otherwise disposed of; and

      o     a statement of whether, and if so, how investors will be notified of changes to the asset pool.

      If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of certificates in exchange for:

      o     cash that would be applied to pay down the principal balances of certificates of that series; and/or

      o     other mortgage loans or mortgage-backed securities that--

            1.    conform to the description of mortgage assets in this
                  prospectus, and

            2.    satisfy the criteria set forth in the related prospectus
                  supplement.

      For example, if a mortgage loan backing a series of offered certificates defaults, then it may be subject to (a) a purchase option on the part of another lender whose loan is secured by a lien on the same real estate collateral or by a lien on an equity interest in the related borrower and/or (b) a fair value purchase option under the applicable governing document(s) for the subject securitization transaction or another servicing agreement.

      In addition, if so specified in the related prospectus supplement, but subject to the conditions specified in that prospectus supplement, one or more holders of certificates may exchange those certificates for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates.

      Further, if so specified in the related prospectus supplement, a special servicer or other specified party for one of our trusts may be obligated, under the circumstances described in that prospectus supplement, to sell on behalf of the trust a delinquent or defaulted mortgage asset.

      See also "DESCRIPTION OF THE CERTIFICATES--Termination and Redemption."

CASH, ACCOUNTS AND PERMITTED INVESTMENTS

      The trust assets underlying a series of offered certificates will include cash from various sources, including initial deposits and payments and collections received or advanced on the related mortgage loans, mortgage-backed securities, instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, as applicable.

      The trust assets underlying a series of offered certificates will also include one or more accounts established and maintained on behalf of the holders. All initial deposits, payments and collections received or

                                      -79-

advanced on the related mortgage loans, mortgage-backed securities, instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, as the case may be, and any other cash held by one of our trusts will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

      Funds on deposit in any account established and maintained on behalf of certificateholders may be invested in Permitted Investments. In the related prospectus supplement, we will provide a summary description of those Permitted
Investments and identify the beneficiary of any interest and other income earned on funds in an account established and maintained on behalf of certificateholders.

CREDIT SUPPORT

      The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related underlying mortgage loans or mortgage-backed securities. The types of credit support that may benefit the holders of a class of offered certificates include:

      o     the subordination of one or more other classes of certificates of the same series;

      o     overcollateralization;

      o     a letter of credit;

      o     a surety bond;

      o     an insurance policy;

      o     a guarantee; and/or

      o     a reserve fund.

      See "DESCRIPTION OF CREDIT SUPPORT".

      In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates and, if applicable, we will identify the provider of that credit support.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

      The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include:

      o     interest rate exchange agreements;

      o     interest rate cap agreements;

      o     interest rate floor agreements; or

      o     currency exchange agreements.

                                      -80-

      An interest rate exchange agreement, which is a type of swap agreement, is an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by a predetermined dollar principal amount (which may decline over time according to an agreed-upon schedule), called the notional principal amount. No principal (notional amount) is exchanged between the parties to the transaction; only interest is exchanged. In its most common form, one party agrees to the pay the other a fixed rate of interest in exchange for a floating rate.

      An interest rate cap agreement is an arrangement whereby two parties (also called counterparties) enter into an agreement that places a ceiling (a "cap strike") on a floating rate of interest on a specified notional principal amount for a specific term. The buyer of the interest rate cap agreement uses the interest rate cap agreement to limit its maximum payable interest rate in respect of an obligation it has to make payments at a floating rate. If the buyer's floating rate rises above the cap strike, the interest rate cap agreement provides for payments from the seller to the buyer for the difference between the floating rate and the cap strike. If the floating rate remains below the cap strike, no payments are required. The cap buyer is required to pay an up-front fee for the cap agreement.

      An interest rate floor agreement is an arrangement whereby two parties
(also called counterparties) enter into an agreement that places a minimum value
(a "floor strike") on a floating rate of interest on a specified notional principal amount for a specific term. The buyer of the interest rate floor agreement uses the interest rate floor agreement to limit its minimum receivable interest rate in respect of an entitlement it has to receive payments at a floating rate. The seller of the interest rate floor agreement accepts a minimum on the interest rate it will pay in return for the receipt of a premium payment.
If the floating rate drops below the floor strike, the floor agreement provides for payments from the seller to the buyer for the difference between the floor strike and the floating rate.

      A currency exchange agreement, which is a type of swap agreement, is an arrangement whereby two parties (also called counterparties) enter into an agreement to exchange interest and/or principal payments in different currencies on a periodic or one-time basis.

      In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                                   THE SPONSOR

GENERAL CHARACTER OF THE SPONSOR AND ITS BUSINESS

      Unless otherwise specified in the related prospectus supplement, Merrill
Lynch Mortgage Lending, Inc. ("MLML") will act as the sole sponsor or a co-sponsor for each securitization transaction involving the issuance of a series of offered certificates. Any other entity which acts as a sponsor or as a co-sponsor with MLML will be described in the related prospectus supplement.

      MLML is a Delaware corporation formerly known as ML Health Care Servicing,
Inc., and is a wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. MLML makes, and purchases from lenders, commercial and multifamily mortgage loans for the purpose of securitizing them in commercial mortgage-backed securitization
("CMBS") transactions. MLML and its affiliates also purchase prime, subprime, nonperforming and subperforming residential mortgage loans from originators of these loans and aggregates these loans for sale in asset-backed securitization transactions.

                                      -81-

      MLML is licensed as a Title II Nonsupervised Mortgagee approved by the
United States Department of Housing and Urban Development to originate and service mortgage loans. MLML acts as servicer of record for a small number of
FHA-insured loans that are serviced by a sub-servicer. MLML does not service the commercial and multifamily loans that it originates or acquires for securitization in CMBS transactions.

      MLML also engages in the origination, and/or buying and selling, of mortgages and other interests in mortgage loans for investment purposes.
Further, MLML enters into resale and repurchase agreements to finance trading inventory positions.

THE SPONSOR'S SECURITIZATION PROGRAM

      MLML and its affiliates, directly or through correspondents, originate multifamily and commercial mortgage loans throughout the United States and abroad. MLML and its affiliates have been engaged in the origination of multifamily and commercial mortgage loans for securitization since 1994. The multifamily and commercial mortgage loans originated and securitized by MLML and its affiliates include both fixed-rate loans and floating-rate loans and both conduit balance loans--which are average-sized by industry standards-- and large balance loans. Most of the multifamily and commercial mortgage loans included in commercial mortgage securitizations sponsored by MLML and its affiliates have been originated, directly or through correspondents, by MLML or an affiliate.

      In addition, in the normal course of its securitization program, MLML and its affiliates, may also acquire multifamily and commercial mortgage loans from various third party originators. These mortgage loans may have been originated using underwriting guidelines not established by MLML or any of its affiliates.
The trust fund relating to a series of offered certificates may include mortgage loans originated by one or more of these third parties.

      MLML and its affiliates may also originate multifamily and commercial mortgage loans in conjunction with third-party correspondents and, in those cases, the third-party correspondents would perform the underwriting based on various criteria established or reviewed by MLML, and MLML or an affiliate would originate the subject mortgage loan on a specified closing date prior to inclusion in the subject securitization.

      In connection with its commercial mortgage securitization transactions,
MLML or an affiliate generally transfers the subject mortgage assets to a depositor, who then transfers those mortgage assets to the issuing entity for the related securitization. In return for the transfer of the subject mortgage assets by the depositor to the issuing entity, the issuing entity issues commercial mortgage pass-through certificates backed by, and supported by the cash flows generated by, those mortgage assets.

      MLML and its affiliates also work with rating agencies, unaffiliated mortgage loan sellers and servicers in structuring the securitization transaction. MLML will generally act as sponsor, originator and mortgage loan seller in its commercial mortgage securitization transactions. With respect to certain of its commercial mortgage securitization transactions, there may be a co-sponsor and/or other mortgage loan sellers and originators. We will identify any co-sponsor in the related prospectus supplement. Neither MLML nor any of its affiliates acts as servicer of the multifamily and commercial mortgage loans in its commercial mortgage securitizations. Instead, MLML and/or the related depositor contract with other entities to service the multifamily and commercial mortgage loans following their transfer into a trust fund for a series of offered certificates.

      In connection with MLML or an affiliate contributing mortgage loans to a commercial mortgage securitization transaction, MLML or that affiliate may be obligated, specifically with respect to the mortgage loans that it is contributing, generally pursuant to a mortgage loan purchase agreement or other comparable agreement, to:

      o     deliver various specified loan documents;

                                      -82-

      o     file and/or record various specified loan documents and assignments of those documents; and

      o     make various loan-specific representations and warranties.

      If it is later determined that any mortgage asset contributed by MLML or an affiliate fails to conform to the specified representations and warranties or there is a defect in or an omission with respect to certain specified mortgage loan documents related to that mortgage asset, which breach, defect or omission, as the case may be, is determined to have a material adverse effect on the value of the subject mortgage asset or such other standard as is described in the related prospectus supplement, then MLML or such affiliate will generally have an obligation to cure the subject defect, omission or breach or to repurchase or replace the subject mortgage asset.

UNDERWRITING STANDARDS

      General. Set forth below is a discussion of certain general underwriting guidelines of MLML with respect to multifamily and commercial mortgage loans originated by MLML. The underwriting guidelines described below may not--and generally will not--apply to multifamily and commercial mortgage loans acquired by MLML from third party originators.

      Notwithstanding the discussion below, given the unique nature of income-producing real properties, the underwriting and origination procedures and the credit analysis with respect to any particular multifamily or commercial mortgage loan may differ significantly from one asset to another, and will be driven by circumstances particular to that property, including, among others, its type, current use, physical quality, size, environmental condition, location, market conditions, capital reserve requirements and additional collateral, tenants and leases, borrower identity, borrower sponsorship and/or performance history. Consequently, there can be no assurance that the underwriting of any particular multifamily or commercial mortgage loan will conform to the general guidelines described in this "--Underwriting Standards"
section.

      Loan Analysis. MLML performs both a credit analysis and a collateral analysis with respect to each multifamily and commercial mortgage loan it originates. The credit analysis of the borrower may include a review of third-party credit reports, reports resulting from judgment, lien, bankruptcy and pending litigation searches and, if applicable, the loan payment history of the borrower and its principals. Generally, borrowers are required to be single-purpose entities, although exceptions may be made from time to time on a case-by-case basis. The collateral analysis includes an analysis, in each case to the extent available, of historical property operating statements, rent rolls and a projection of future performance and a review of tenant leases. Depending on the type of real property collateral involved and other relevant circumstances, MLML's underwriting staff and/or legal counsel will review leases of significant tenants. MLML may also perform a limited qualitative review with respect to certain tenants located at the real property collateral, particularly significant tenants, credit tenants and sole tenants. MLML generally requires third-party appraisals, as well as environmental reports, building condition reports and, if applicable, seismic reports. Each report is reviewed for acceptability by a MLML staff member or a third-party reviewer. The results of these reviews are incorporated into the underwriting report.

      Loan Approval. Prior to commitment, all multifamily and commercial mortgage loans to be originated by MLML must be approved by one or more
--depending on loan size--specified officers of MLML. The officer or officers responsible for loan approval may approve a mortgage loan as recommended, request additional due diligence, modify the loan terms or decline a loan transaction.

      Debt Service Coverage Ratio. The repayment of a multifamily or commercial mortgage loan is typically dependent upon the successful operation of the related real property collateral and the ability of that property to generate income sufficient to make payments on the loan. Accordingly, in connection with the origination of any multifamily or commercial mortgage loan, MLML will analyze whether cash flow expected to be derived from the subject real property collateral will be sufficient to make the required payments under that mortgage loan, taking into account, among other things, revenues and expenses for, and other debt currently secured by, or that in

                                      -83-

the future may be secured by, the subject real property collateral as well as debt secured by pledges of the ownership interests in the related borrower.

      The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

      o     the amount of income, net of operating expenses, capital
            expenditures and other amounts required to be reserved for various purposes, derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

      o     the scheduled payments of principal and/or interest during that given period on the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral.

However, the amount described in the first bullet of the preceding sentence is often a highly subjective number based on variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral.

      For example, when calculating the debt service coverage ratio for a multifamily or commercial mortgage loan, MLML may utilize annual net cash flow that was calculated based on assumptions regarding projected rental income, expenses and/or occupancy, including, without limitation, one or more of the following:

      o     the assumption that a particular tenant at the subject real property collateral that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

      o     the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject real property collateral or is out for signature will be executed and in place on a future date;

      o     the assumption that a portion of currently vacant and unleased space at the subject real property collateral will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

      o     the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

      o     assumptions regarding the probability of renewal of particular leases and/or the re-leasing of certain space at the subject real property collateral and the anticipated effect on capital and re-leasing expenditures; and

      o     various additional lease-up assumptions and other assumptions regarding the payment of rent not currently being paid.

      There is no assurance that the foregoing assumptions made with respect to any prospective multifamily or commercial mortgage loan will, in fact, be consistent with actual property performance.

      Generally, the debt service coverage ratio for multifamily and commercial mortgage loans originated by MLML, calculated as described above, will be equal to or greater than 1.20:1 (subject to the discussion under "--Additional Debt"
below); however, exceptions may be made when consideration is given to circumstances

                                      -84-

particular to the mortgage loan or related real property collateral. For example, MLML may originate a multifamily or commercial mortgage loan with a debt service coverage ratio below 1.20:1 based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization) the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, MLML's judgment of improved property performance in the future and/or other relevant factors.

      We expect to provide in the related prospectus supplement debt service coverage ratios for each mortgage loan backing a series of offered certificates and a more detailed discussion of the calculation of net cash flow used in determining those debt service coverage ratios.

      Loan-to-Value Ratio. MLML also looks at the loan-to-value ratio of a prospective multifamily or commercial mortgage loan as one of the factors it takes into consideration in evaluating the likelihood of recovery if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

      o     the then outstanding principal balance of the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral, to

      o     the estimated value of the related real property collateral based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      Generally, the loan-to-value ratio for multifamily and commercial mortgage loans originated by MLML, calculated as described above, will be equal to or less than 80% (subject to the discussion under "--Additional Debt" below);
however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, MLML may originate a multifamily or commercial mortgage loan with a loan-to-value ratio above 80% based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization), the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, MLML's judgment of improved property performance in the future and/or other relevant factors.

      We expect to provide in the related prospectus supplement loan-to-value ratios for each mortgage loan backing a series of offered certificates and the property valuation used in determining those loan-to-value ratios.

      Additional Debt. When underwriting a multifamily or commercial mortgage loan, MLML will take into account whether the subject real property collateral and/or direct or indirect interest in a related borrower are encumbered by additional debt and will analyze the likely effect of that additional debt on repayment of the subject mortgage loan. It is possible that MLML or an affiliate will be the lender on that additional debt.

      The debt service coverage ratios described above under "--Debt Service
Coverage Ratio" and the loan-to-value ratios described above under
"--Loan-to-Value Ratio" may be below 1.20:1 and above 80%, respectively, based on the existence of additional debt secured by the related real property collateral or directly or indirectly by equity interests in the related borrower.

      Assessments of Property Condition. As part of the underwriting process,
MLML will analyze the condition of the real property collateral for a prospective multifamily or commercial mortgage loan. To aid in that analysis,
MLML may, subject to certain exceptions, inspect or retain a third party to inspect the property and will obtain the property assessments and reports described below.

      Appraisals. MLML will, in most cases, require that the real property collateral for a prospective multifamily or commercial mortgage loan be appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute, a membership association of professional real estate appraisers. In addition, MLML will

                                      -85-

generally require that those appraisals be conducted in accordance with the
Uniform Standards of Professional Appraisal Practices developed by The Appraisal
Foundation, a not-for-profit organization established by the appraisal profession. Furthermore, the appraisal report will usually include or be accompanied by a separate letter that includes a statement by the appraiser that the guidelines in Title XI of the Financial Institutions Reform, Recovery and
Enforcement Act of 1989 were followed in preparing the appraisal. In some cases, however, MLML may establish the value of the subject real property collateral based on a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      Environmental Assessment. MLML may require a Phase I environmental assessment with respect to the real property collateral for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant,
MLML may utilize an update of a prior environmental assessment, a transaction screen or a desktop review. Alternatively, MLML might forego an environmental assessment in limited circumstances, such as when it has obtained the benefits of an environmental insurance policy or an environmental guarantee. Furthermore, an environmental assessment conducted at any particular real property collateral will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint and lead in drinking water will usually be conducted only at multifamily rental properties and only when MLML or the environmental consultant believes that such an analysis is warranted under the circumstances.

      Depending on the findings of the initial environmental assessment, MLML may require additional record searches or environmental testing, such as a Phase
II environmental assessment with respect to the subject real property collateral.

      Engineering Assessment. In connection with the origination process, MLML may require that an engineering firm inspect the real property collateral for any prospective multifamily or commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, MLML will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

      Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4,
MLML may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is in excess of 20% of the estimated replacement cost for the improvements at the property, MLML may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price. It should be noted, however, that because the seismic assessments may not necessarily have used the same assumptions in assessing probable maximum loss, it is possible that some of the real properties that were considered unlikely to experience a probable maximum loss in excess of 20% of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

      Zoning and Building Code Compliance. In connection with the origination of a multifamily or commercial mortgage loan, MLML will generally examine whether the use and occupancy of the related real property collateral is in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may be in the form of one or more of the following: legal opinions; surveys; recorded documents;
temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering or consulting reports; and/or representations by the related borrower.

      Where a property as currently operated is a permitted nonconforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, MLML will analyze whether--

      o     any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

                                      -86-

      o     casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by
            MLML to be sufficient to pay off the related mortgage loan in full;

      o     the real property collateral, if permitted to be repaired or restored in conformity with current law, would in MLML's judgment constitute adequate security for the related mortgage loan; and/or

      o     to require the related borrower to obtain law and ordinance insurance.

      Escrow Requirements. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, MLML may require a borrower under a multifamily or commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves and/or environmental remediation. MLML conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by MLML. Furthermore, MLML may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee from the borrower or an affiliate of the borrower or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

      Notwithstanding the foregoing discussion under this "--Underwriting
Guidelines" section, we may purchase mortgage loans for inclusion in a trust fund which vary from, or do not comply with, MLML's underwriting guidelines. In addition, in some cases, MLML's and/or its affiliates may not have strictly applied these underwriting guidelines as the result of a case-by-case permitted exception based upon other compensating factors.

                                  THE DEPOSITOR

      We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of certificates offered by this prospectus. We are a corporation organized under the laws of the State of Delaware. We were initially incorporated on June 13, 1986. We are a wholly owned, direct subsidiary of
Merrill Lynch Mortgage Capital Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. Our principal executive offices are located at 4 World Financial Center, 10th Floor 250 Vesey Street, New York, New
York 10080. Our telephone number is 212-449-1000. There can be no assurance that at any particular time we will have any significant assets. We do not file with the SEC annual reports on Form 10-K or any other reports with respect to ourselves or our financial condition pursuant to Section 13(a) or 15(d) of the
Exchange Act.

      We were organized, among other things, for the purposes of:

      o     issuing and selling one or more series of bonds secured primarily by mortgage collateral and manufactured housing conditional sales contracts and loan agreements, investing in certain mortgage collateral and manufactured housing conditional sales contracts and loan agreements to be purchased with the proceeds of bonds secured thereby and taking certain other actions with respect thereto;

      o     selling interests in mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan
            agreements, evidencing those interests with pass-through
            certificates, using the proceeds of the sale of the pass-through certificates to acquire the mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan
            agreements, retaining an interest, including a subordinated interest, in the mortgage loans, mortgage collateral or manufactured housing conditional sales contracts and loan agreements acquired and sold and taking certain other actions with respect thereto;

                                      -87-

      o     acting as settlor or depositor of trusts formed to issue, sell and deliver series of bonds secured by a pledge or assignment of mortgage obligations, pass-through certificates in mortgage loans or other mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing in or selling beneficial interests in the same, acquiring, owning, holding and pledging or selling interests in residential mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing cash balances on an interim basis in certain short term investments; and

      o     doing all such things as are reasonable or necessary to enable us to carry out any of the above, including entering into loan agreements, servicing agreements and reimbursements agreements and selling certificates of interest in any trust for which we serve as depositor.

      Since our incorporation in 1986, we have been engaged in the securitization of commercial and multifamily mortgage loans and in acting as depositor of one or more trusts formed to issue commercial mortgage pass-through certificates that are secured by or represent interests in, pools of mortgage loans.

      We will generally acquire the mortgage assets that are to back each series of offered certificates from the sponsor(s) for the subject securitization transaction or, if specified in the prospectus supplement, from one or more other mortgage asset sellers, in each case in privately negotiated transactions.
We will thereupon transfer those mortgage assets to the related trust.

      After the issuance of a series of offered certificates, we may be required, to the extent specified in the related Governing Document, to perform certain actions on a continual basis, including but not limited to:

      o     to remove the trustee upon the occurrence of certain specified events, including certain events of bankruptcy or insolvency, failure to deliver certain required reports or imposition of a tax upon the trust fund, and thereupon appoint a successor trustee;

      o     to appoint a successor trustee in the event that the trustee resigns, is removed or becomes ineligible to continue serving in such capacity under the related Governing Document;

      o     to provide the trustee, the master servicer and the special servicer with any reports, certifications and information--other than with respect to the mortgage loans--that they may reasonably require to comply with the terms of the related Governing Document; and

      o     to provide to the related tax administrator in respect of the related trust such information as it may reasonably require to perform its reporting and other tax compliance obligations under the related Governing Document.

      Generally, it is expected that the functions and/or duties set out under this "The Depositor" section will be performed by our agents or affiliates.

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

      The yield on your offered certificates will depend on--

      o     the price you paid for your offered certificates,

      o     the pass-through rate on your offered certificates, and

      o     the amount and timing of payments on your offered certificates.

                                      -88-

      The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

      A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

      There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

      The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following:

      o     the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

      o     the dates on which any balloon payments are due; and

      o     the rate of principal prepayments on the mortgage loans, including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

      Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

      The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

      o     whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium, and

      o     when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered
            certificates.

      If you purchase your offered certificates at a discount, then you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, then you should

                                      -89-

consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

      If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, then you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

      If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

      o     be based on the principal balances of some or all of the mortgage assets in the related trust, or

      o     equal the total principal balance, or a designated portion of the total principal balance, of one or more of the other classes of certificates of the same series.

Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

      o     payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence, and/or

      o     payments are made in reduction of the total principal balance of the class or classes of certificates, or the designated portion of that total principal balance, referred to in the second bullet point of the prior sentence.

      The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including:

      o     the availability of mortgage credit;

      o     the relative economic vitality of the area in which the related real properties are located;

      o     the quality of management of the related real properties;

      o     the servicing of the mortgage loans;

      o     possible changes in tax laws; and

      o     other opportunities for investment.

      In general, those factors that increase--

      o     the attractiveness of selling or refinancing a commercial or multifamily property, or

      o     the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

      The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

      o     prepayment lock-out periods, and

                                      -90-

      o     requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

      The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes:

      o     to convert to a fixed rate loan and thereby lock in that rate, or

      o     to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

      Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

      o     realize its equity in the property,

      o     meet cash flow needs or

      o     make other investments.

      Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

      We make no representation as to--

      o     the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates,

      o     the relative importance of those factors,

      o     the percentage of the principal balance of those mortgage loans that will be paid as of any date, or

      o     the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

      The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

      The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

      o     scheduled amortization, or

                                      -91-

      o     prepayments, including--

            1.    voluntary prepayments by borrowers, and

            2.    involuntary prepayments resulting from liquidations,
                  casualties or condemnations and purchases of mortgage loans out of the related trust.

      In the prospectus supplement for a series of offered certificates, we will specify the projected weighted average life of each class of those offered certificates with principal balances, based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those weighted average lives and assumptions are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

PREPAYMENT MODELS

      Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model.
CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2%
per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the 30th month. Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

      Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

      Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

      o     to refinance the loan, or

      o     to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

      o     the bankruptcy of the borrower, or

      o     adverse economic conditions in the market where the related real property is located.

      In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a

                                      -92-

mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

      Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that:

      o     limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

      o     provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

      o     provides for constant scheduled payments regardless of adjustments to its mortgage interest rate.

      Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates.
We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

      The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant.
This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series. Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

      The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

      During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

      Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

      o     the number of foreclosures with respect to the underlying mortgage loans; and

      o     the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

      Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

                                      -93-

      Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

      The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following:

      o     a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

      o     the establishment of a priority of payments among classes of certificates.

      If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

      Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources:

      o     amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

      o     interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

      o     prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

      o     any other amounts described in the related prospectus supplement.

      The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

      The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the Governing
Document for a series of offered certificates will include us, a trustee, one or more master servicers and one or more special servicers. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for the subject series of offered certificates.

      If we so specify in the related prospectus supplement, the originator of the mortgage assets or a party from whom we acquire mortgage assets or one of their respective affiliates may perform the functions of master

                                      -94-

servicer, special servicer, primary servicer, sub-servicer or manager for the trust to which we transfer those assets. The same person or entity may act as both master servicer and special servicer for one of our trusts.

      Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued thereunder. However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

      A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the
Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the Governing
Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the
Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "The Depositor."

ASSIGNMENT OF MORTGAGE ASSETS

      At the time of initial issuance of any series of offered certificates, we will acquire and assign, or cause to be directly assigned, to the designated trustee those mortgage loans or mortgage-backed securities and any other assets to be included in the related trust fund. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related underlying mortgage loans or mortgage-backed securities in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required.
Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

      Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including:

      o     in the case of a mortgage loan--

            1.    the address of the related real property,

            2.    the mortgage interest rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap
                  information,

            3.    the remaining term to maturity,

            4.    if the mortgage loan is a balloon loan, the remaining
                  amortization term, and

            5.    the outstanding principal balance; and

      o     in the case of a mortgage-backed security--

            1.    the outstanding principal balance, and

                                      -95-

            2.    the pass-through rate or coupon rate.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

      If and to the extent set forth in the prospectus supplement for any series of offered certificates, we will, with respect to each mortgage asset in the related trust, make or assign, or cause to be made or assigned, a limited set of representations and warranties covering, by way of example:

      o     the accuracy of the information set forth for each mortgage asset on the schedule of mortgage assets appearing as an exhibit to the
            Governing Document for that series;

      o     the warranting party's title to each mortgage asset and the authority of the warranting party to sell that mortgage asset; and

      o     in the case of a mortgage loan--

            1.    the enforceability of the related mortgage note and mortgage,

            2.    the existence of title insurance insuring the lien priority of the related mortgage, and

            3.    the payment status of the mortgage loan.

      We will identify the warranting party, and give a more detailed summary of the representations and warranties made thereby, in the related prospectus supplement. In most cases, the warranting party will be a prior holder of the particular mortgage assets. We will also specify in the related prospectus supplement any remedies against the warranting party available to the related certificateholders, or the related trustee on their behalf, in the event of a material breach of any of those representations and warranties.

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

      The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

      In general, the related master servicer and special servicer, directly or through primary servicers or sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related
Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

      As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow those collection procedures as are consistent with the servicing standard set forth in the related Governing Document. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan.

                                      -96-

      The master servicer and/or the special servicer for one or our trusts, directly or through primary servicers or sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including:

      o     maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

      o     ensuring that the related properties are properly insured;

      o     attempting to collect delinquent payments;

      o     supervising foreclosures;

      o     negotiating modifications;

      o     responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or demolition and similar matters;

      o     protecting the interests of certificateholders with respect to senior lienholders;

      o     conducting inspections of the related real properties on a periodic or other basis;

      o     collecting and evaluating financial statements for the related real properties;

      o     managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

      o     maintaining servicing records relating to mortgage loans in the trust.

      We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of:

      o     mortgage loans that are delinquent with respect to a specified number of scheduled payments;

      o     mortgage loans as to which there is a material non-monetary default;

      o     mortgage loans as to which the related borrower has--

            1.    entered into or consented to bankruptcy, appointment of a
                  receiver or conservator or similar insolvency proceeding, or

            2.    become the subject of a decree or order for such a proceeding which has remained in force undischarged or unstayed for a specified number of days; and

      o     real properties acquired as part of the trust with respect to defaulted mortgage loans.

      The related Governing Document may also provide that if, in the judgment of the related master servicer or other specified party, a payment default or a material non-monetary default is reasonably foreseeable, the related master servicer may elect or be required to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the

                                      -97-

forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

      A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time period within which a special servicer can--

      o     make the initial determination of appropriate action,

      o     evaluate the success of corrective action,

      o     develop additional initiatives,

      o     institute foreclosure proceedings and actually foreclose, or

      o     accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy Laws."

      A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

      o     performing property inspections and collecting, and

      o     evaluating financial statements.

      A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

      o     continuing to receive payments on the mortgage loan,

      o     making calculations with respect to the mortgage loan, and

      o     making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

                                      -98-

      The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

      If and to the extent set forth in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "Description of Credit Support" in this prospectus.

SERVICING MORTGAGE LOANS THAT ARE PART OF A LOAN COMBINATION

      Certain of the mortgage loans that are included in our trusts will be part of a loan combination as described under "The Trust Fund--Mortgage Loans--Loan
Combinations." With respect to certain of those mortgage loans, the entire loan combination may be serviced under the applicable Governing Document for our trust, in which case the servicers under the Governing Document will have to service the loan combination with regard to and considering the interests of the holders of the non-trust mortgage loans included in the related loan combination. With respect to other mortgage loans in our trusts that are part of a loan combination, the entire loan combination may be serviced under a servicing agreement for the securitization of a related non-trust loan in that loan combination, in which case our servicers and the certificateholders of the related series of certificates will have limited ability to control the servicing of those mortgage loans. In any event, the related non-trust mortgage loan noteholders may be permitted to exercise certain rights and direct certain servicing actions with respect to the entire loan combination, including the mortgage loan in our trust. See "RISK FACTORS--With Respect to Certain Mortgage
Loans Included in Our Trusts, the Mortgaged Property or Properties that Secure the Subject Mortgage Loan in the Trust Also Secure One (1) or More Related
Mortgage Loans That Are Not in the Trust; The Interests of the Holders of Those
Non-Trust Mortgage Loans May Conflict with Your Interests."

PRIMARY SERVICERS AND SUB-SERVICERS

      A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers, primary servicers and sub-servicers. In addition, an originator or a seller of a mortgage loan may act as primary servicer or sub-servicer with respect to that mortgage loan after it is included in one of our trusts. A primary servicer or sub-servicer with respect to a particular mortgage loan will often have direct contact with the related borrower and may effectively perform all of the related primary servicing functions (other than special servicing functions), with related collections and reports being forwarded by that primary servicer or sub-servicer to the master servicer for aggregation of such items with the remaining mortgage pool. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated for performance of the delegated duties under the related Governing Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document.

      Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the related trust, through the master servicer or special servicer, as the case may be, that retained it, for expenditures that it makes, generally to the same extent that such master servicer or special servicer, as the case may be, would be reimbursed under the related Governing Document.

      We will identify in the related prospectus supplement any primary servicer or sub-servicer that, at the time of initial issuance of the subject offered certificates, is affiliated with us or with the issuing entity or any sponsor for the subject securitization transaction or is expected to be a servicer of mortgage loans representing 10% or more of the related mortgage asset pool, by balance.

                                      -99-

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

      Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

      o     that mortgage-backed security will be registered in the name of the related trustee or its designee;

      o     the related trustee will receive payments on that mortgage-backed security; and

      o     subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security, including the prosecution of any legal action necessary in connection with any payment default.

ADVANCES

      If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

      o     delinquent payments of principal and/or interest, other than balloon payments,

      o     property protection expenses,

      o     other servicing expenses, or

      o     any other items specified in the related prospectus supplement.

      If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

      Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

      o     subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support, and

      o     any other specific sources identified in the related prospectus supplement.

      If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

      o     periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders, or

      o     at any other times and from any sources as we may describe in the related prospectus supplement.

                                      -100-

      If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

      Unless we specify otherwise in the related prospectus supplement, the master servicer, special servicer or manager for any of our trusts may each resign from its obligations in that capacity, upon--

      o     the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series, or

      o     a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

      In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be. In some cases, the appointment of a successor master servicer may require our consent, but if we have not responded to a request for consent to a successor within the requisite time period, that consent may be deemed to have been given. If the duties of the master servicer or the special servicer are transferred to a successor thereto, the master servicing fee and the special servicing fee and, except as otherwise described in the related prospectus supplement, any workout fee and/or any liquidation fee, as applicable, that accrues or otherwise becomes payable under the Governing Document from and after the date of such transfer will be payable to such successor. The Governing Document will require the resigning master servicer or special servicer to pay all costs and expenses in connection with its resignation and the resulting transfer of servicing.

      With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will, in each case, be obligated to perform only those duties specifically required under the related
Governing Document.

      In no event will we, any master servicer, special servicer or manager for one of our trusts, or any of our or their respective members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other parties to the related Governing Document will be protected, however, against any liability that would otherwise be imposed by reason of--

      o     willful misfeasance, bad faith or gross negligence in the
            performance of obligations or duties under the related Governing
            Document for any series of offered certificates, or

      o     reckless disregard of those obligations and duties.

      Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any legal action or claim that relates to that Governing Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any such loss, liability or expense:

      o     specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing Document;

                                      -101-

      o     incurred in connection with any legal action or claim against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

      o     incurred in connection with any legal action or claim against the relevant party resulting from any willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under that Governing Document or reckless disregard of those obligations and duties.

      Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless:

      o     the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

      o     either--

            1.    that party is specifically required to bear the expense of the action, or

            2.    the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be
                  reimbursed under the Governing Document for the affected
                  series of offered certificates.

      However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that Governing Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

      With limited exception, any person or entity--

      o     into which we or any related master servicer, special servicer or manager may be merged or consolidated, or

      o     resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party, or

      o     succeeding to all or substantially all of our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

      The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

      We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity. In general, the Governing Document for each series of offered certificates will provide that if the defaulting party is terminated as a result of any such event of default, and if a non-defaulting party to that
Governing Document incurs any costs or expenses in connection with the termination of the defaulting party and the transfer of the defaulting party's duties under that Governing Document, then those

                                      -102-

costs and expenses of such non-defaulting party must be borne by the defaulting party, and if not paid by the defaulting party within a specified period after its termination, such non-defaulting party will be entitled to indemnification for those costs and expenses from the related trust fund, although the defaulting party will not thereby be relieved of its liability for those costs and expenses.

AMENDMENT

      The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons:

      1.    to cure any ambiguity;

      2.    to correct, modify or supplement any provision in the Governing
            Document which may be inconsistent with any other provision in that document or with the description of that document set forth in this prospectus or the related prospectus supplement;

      3.    to add any other provisions with respect to matters or questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

      4.    to the extent applicable, to relax or eliminate any requirement under the Governing Document imposed by the provisions of the
            Internal Revenue Code relating to REMICs or grantor trusts if the provisions of the Internal Revenue Code are amended or clarified so as to allow for the relaxation or elimination of that requirement;

      5.    to relax or eliminate any requirement under the Governing Document imposed by the Securities Act, or the rules under that Act if that
            Act or those rules are amended or clarified so as to allow for the relaxation or elimination of that requirement;

      6.    to comply with any requirements imposed by the Internal Revenue Code or any final, temporary or, in some cases, proposed regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws, or to avoid a prohibited transaction or reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC or grantor trust created under the Governing
            Document;

      7.    to the extent applicable, to modify, add to or eliminate the transfer restrictions relating to the certificates which are residual interests in a REMIC;

      8.    to further clarify or amend any provision of the Governing Document to reflect the new agreement between the parties regarding SEC reporting and filing obligations and related matters; or

      9.    to otherwise modify or delete existing provisions of the Governing
            Document.

      However, no amendment of the Governing Document for any series of offered certificates that is covered solely by clauses 3. or 8. above, may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series. In addition, if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, then no such amendment may significantly change the activities of the related trust.

                                      -103-

      In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 66 2/3%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to the certificateholders of that series. However, the Governing Document for a series of offered certificates may not be amended to--

      o     reduce in any manner the amount of, or delay the timing of, payments received on the related underlying mortgage loans or mortgage-backed securities that are required to be distributed on any offered or non-offered certificate of that series without the consent of the holder of that certificate; or

      o     adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class; or

      o     modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

      o     modify the specified percentage of voting rights which is required to be held by certificateholders to consent, approve or object to any particular action under the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

      o     if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, significantly change the activities of the related trust without the consent of the holders of offered and non-offered certificates of that series representing, in total, not less than a majority of the voting rights for that series, without regard to any of those certificates held by us or any of our affiliates or agents.

Notwithstanding the foregoing, the Governing Document for any series of offered certificates may provide that we need not be a party to any amendment to that
Governing Document, but rather may provide that any such amendment may not adversely affect our rights and/or interests without our consent.

LIST OF CERTIFICATEHOLDERS

      Upon written request of three or more certificateholders of record of any series made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Governing
Document, the related trustee or other certificate registrar of that series will afford the requesting certificateholders access during normal business hours to the most recent list of certificateholders of that series. However, the trustee may first require a copy of the communication that the requesting certificateholders propose to send.

THE TRUSTEE

      The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with the us and our affiliates and with any of the other parties to the related Governing Document and its affiliates.

                                      -104-

DUTIES OF THE TRUSTEE

      The trustee for each series of offered certificates will not--

      o     make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any underlying mortgage asset or related document, or

      o     be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the underlying mortgage assets.

      If no event of default has occurred and is continuing under the related
Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related
Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related
Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

      As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

      The trustee for each series of offered certificates and each of its directors, officers, employees, affiliates, agents and "control persons" within the meaning of the Securities Act will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee or any of those other persons in connection with that trustee's acceptance or administration of its trusts under the related Governing Document.
However, the indemnification of a trustee or any of its directors, officers, employees, affiliates, agents and "control persons" will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the related Governing Document.

      No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

      No trustee for any series of offered certificates will be under any obligation to exercise any of the trusts or powers vested in it by the related
Governing Document or to institute, conduct or defend any litigation under or in relation to that Governing Document at the request, order or direction of any of the certificateholders of that series, unless those certificateholders have offered the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred as a result.

      No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

      The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

                                      -105-

      The protections, immunities and indemnities afforded to the trustee for one of our trusts will also be available to it in its capacity as authenticating agent, certificate registrar, tax administrator and custodian for that trust.

RESIGNATION AND REMOVAL OF THE TRUSTEE

      The trustee for any series of offered certificates may resign at any time by giving written notice thereof to us, the master servicer, the special servicer and all certificateholders. Upon receiving such notice, we will be obligated to appoint a successor to a resigning trustee. If no successor trustee has been appointed and has accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      In general, if--

      o     at any time the trustee ceases to be eligible in accordance with the provisions of the Governing Document and fails to resign after we make a written request for the trustee to resign, or

      o     if at any time the trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

      o     if the trustee fails (other than by reason of the failure of either the master servicer or the special servicer to timely perform its obligations or as a result of other circumstances beyond the trustee's reasonable control) to timely deliver or otherwise make available in accordance with the Governing Document certain reports or statements required under the Governing Document and such failure continues unremedied for a period set forth in the Governing
            Document after receipt of written notice by the trustee of such failure, or

      o     if a tax is imposed or threatened with respect to the trust fund by any state in which the trustee is located or in which it holds any portion of the trust fund,

then we may remove the trustee and appoint a successor trustee acceptable to us and the master servicer by written instrument, in duplicate, which instrument must be delivered to the trustee so removed and to the successor trustee.

      In addition, unless we indicate otherwise in the related prospectus supplement, the holders of the offered and non-offered certificates of a subject series of certificates evidencing not less than 51%--or any other percentage specified in the related prospectus supplement--of the voting rights for that series may at any time remove the trustee and appoint a successor trustee by written instrument(s), signed by such holders or their attorneys-in-fact, delivered to the master servicer, the trustee so removed and the successor trustee so appointed.

      In the event that the trustee is terminated or removed, all of its rights and obligations under the Governing Document and in and to the trust assets will be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal, including the right to receive all fees, expenses, advances, interest on advances and other amounts accrued or owing to it under the Governing Document with respect to periods prior to the date of such termination or removal, and no termination without cause will be effective until the payment of those amounts to the trustee. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee. The Governing Document will generally provide that the predecessor trustee is required to deliver to the successor trustee--at the expense of the certificateholders that effected the removal if the trustee has been removed without cause, otherwise, if the trustee has been removed with cause or not at the request of certificateholders, or if such expenses are not paid by

                                      -106-

such certificateholders within a specified period, at the expense of the trust--all documents related to the mortgage assets held by it or its agent and statements held by it under the Governing Document.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interests in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

      A series of certificates consists of all those certificates that--

      o     have the same series designation;

      o     were issued under the same Governing Document; and

      o     represent beneficial ownership interests in the same trust.

      A class of certificates consists of all those certificates of a particular series that--

      o     have the same class designation; and

      o     have the same payment terms.

      The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive:

      o     a stated principal amount, which will be represented by its principal balance, if any;

      o     interest on a principal balance or notional amount, at a fixed, floating, adjustable or variable pass-through rate, which
            pass-through rate may change as of a specified date or upon the occurrence of specified events or for any other reason from one accrual or payment period to another, as described in the related prospectus supplement;

      o     specified, fixed or variable portions of the interest, principal or other amounts received on the related underlying mortgage loans or mortgage-backed securities;

      o     payments of principal, with disproportionate, nominal or no payments of interest;

      o     payments of interest, with disproportionate, nominal or no payments of principal;

      o     payments of interest on a deferred or partially deferred basis, which deferred interest may be added to the principal balance, if any, of the subject class of offered certificates or which deferred interest may or may not accrue interest, all as set forth in the related prospectus supplement;

      o     payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal
            outstanding on one or more other classes of certificates of the same series;

                                      -107-

      o     payments of interest or principal that are, in whole or in part, calculated based on or payable specifically or primarily from payments or other collections on particular related underlying mortgage loans or mortgage-backed securities;

      o     payments of principal to be made, from time to time or for designated periods, at a rate that is--

            1.    faster and, in some cases, substantially faster, or

            2.    slower and, in some cases, substantially slower, than the rate at which payments or other collections of principal are
                  received on the related underlying mortgage loans or
                  mortgage-backed securities;

      o     payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology;

      o     payments of principal that may be accelerated or slowed in response to a change in the rate of principal payments on the related underlying mortgage loans or mortgage-backed securities in order to protect the subject class of offered certificates or, alternatively, to protect one or more other classes of certificates of the same series from prepayment and/or extension risk;

      o     payments of principal out of amounts other than payments or other collections of principal on the related underlying mortgage loans or mortgage-backed securities such as excess spread on the related underlying mortgage loans or mortgage-backed securities or amounts otherwise payable as interest with respect to another class of certificates of the same series, which other class of certificates provides for the deferral of interest payments thereon;

      o     payments of residual amounts remaining after required payments have been made with respect to other classes of certificates of the same series; or

      o     payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related underlying mortgage loans or mortgage-backed securities.

      Any class of offered certificates may be senior or subordinate to or pari passu with one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

      A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, floating, adjustable or variable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, floating, adjustable or variable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, floating, adjustable or variable rate and on another portion of its total principal balance or notional amount at a different fixed, floating, adjustable or variable rate. Furthermore, a class of offered certificates may be senior to another class of certificates of the same series in some respects, such as receiving payments out of payments and other collections on particular related underlying mortgage loans or mortgage-backed securities, but subordinate in other respects, such as receiving payments out of the payments and other collections on different related underlying mortgage loans or mortgage-backed securities.

      Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical

                                      -108-

certificates or may be issued in book-entry form through the facilities of The
Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream
Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

      General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. Payments and other collections on or with respect to the related underlying mortgage loans or mortgage-backed securities will be the primary source of funds payable on a series of offered certificates. In the prospectus supplement for each series of offered certificates, we will identify:

      o     the frequency of distributions and the periodic distribution date for that series,

      o     the relevant collection period for payments and other collections on or with respect to the related underlying mortgage loans or mortgage-backed securities that are payable on that series on any particular distribution date; and

      o     the record date as of which certificateholders entitled to payments on any particular distribution date will be established.

      All payments with respect to a class of offered certificates on any distribution date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates.
Payments on an offered certificate will be made to the holder entitled thereto either--

      o     by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring instructions no later than the applicable record date, or in most cases, a specified number of days, generally no more than five, prior to that date, and has satisfied any other conditions specified in the related prospectus supplement, or

      o     by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

      In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

      In connection with the offering and issuance of each series of offered certificates, we will include the following information in the related prospectus supplement:

      o     the flow of funds for the transaction, including the payment allocations, rights and distribution priorities among all classes of the subject offered certificates, and within each class of those offered certificates, with respect to cash flows;

      o     any specified changes to the transaction structure that would be triggered upon a default or event of default on the related trust assets, such as a change in distribution priority among classes;

                                      -109-

      o     any credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, that are designed to enhance credit, facilitate the timely payment of monies due on the mortgage assets or owing to certificateholders, adjust the rate of return on those offered certificates, or preserve monies that will or might be distributed to certificateholders;

      o     how cash held pending distribution or other uses is held and invested, the length of time cash will be held pending distributions to certificateholders, the identity of the party or parties with access to cash balances and the authority to invest cash balances, the identity of the party or parties making decisions regarding the deposit, transfer or disbursement of mortgage asset cash flows and whether there will be any independent verification of the
            transaction accounts or account activity; and

      o     an itemized list (in tabular format) of fees and expenses to be paid or payable out of the cash flows from the related underlying mortgage loans or mortgage-backed securities.

      In the flow of funds discussion in any prospectus supplement, we will provide information regarding any directing of cash flows from the trust assets
- such as to reserve accounts, cash collateral accounts or expenses - and the purpose and operation of those requirements.

      Payments of Interest. In the case of a class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.
However, in some cases, the interest payable with respect to a class of interest-bearing offered certificates will equal a specified percentage or other specified portion, calculated as described in the related prospectus supplement, of the interest accrued or payable, as applicable, on some or all of the related underlying mortgage loans or mortgage-backed securities or on a particular related underlying mortgage loan or mortgage-backed security.

      The pass-through rate for a class of interest-bearing offered certificates may be fixed, floating, adjustable or variable. For example, the pass-through rate for a class of interest-bearing offered certificates may be:

      o     a specified fixed rate;

      o     a rate based on the interest rate for a particular related mortgage asset;

      o     a rate based on a weighted average of the interest rates for some or all of the related underlying mortgage loans or mortgage-backed securities, except that for purposes of calculating that weighted average rate any or all of the underlying rates may first be subject to a cap or floor or be increased or decreased by a specified spread or percentage or a spread or percentage calculated based on a specified formula, with any such underlying rate adjustments permitted to vary from mortgage asset to mortgage asset or, in the case of any particular mortgage asset, from one accrual or payment period to another;

      o     a rate that resets periodically based upon, and that varies either directly or indirectly with, the value from time to time of a designated objective index, such as the London interbank offered rate, a particular prime lending rate, a particular Treasury rate, the average cost of funds of one or more financial institutions or another similar index rate, as determined from time to time as set forth in the related prospectus supplement;

      o     a rate that is equal to the product of (a) a rate described in any of the foregoing bullets in this sentence, multiplied by (b) a specified percentage or a percentage calculated based on a specified formula, which specified percentage or specified formula may vary from one accrual or payment period to another;

                                      -110-

      o     a rate that is equal to (a) a rate described in any of the foregoing bullets in this sentence, increased or decreased by (b) a specified spread or a spread calculated based on a specified formula, which specified spread or specified formula may vary from one accrual or payment period to another;

      o     a floating, adjustable or otherwise variable rate that is described in any of the foregoing bullets in this sentence, except that it is limited by (a) a cap or ceiling that establishes either a maximum rate or a maximum number of basis points by which the rate may increase from one accrual or payment period to another or over the life of the subject offered certificates or (b) a floor that establishes either a minimum rate or a maximum number of basis points by which the rate may decrease from one accrual or payment period to another or over the life of the subject offered
            certificates;

      o     a rate that is described in any of the foregoing bullets in this sentence, except that it is subject to a limit on the amount of interest to be paid on the subject offered certificates in any accrual or payment period that is based on the total amount available for distribution;

      o     the highest, lowest or average of any two or more of the rates described in the foregoing bullets in this sentence, or the differential between any two of the rates described in the foregoing bullets in this sentence; or

      o     a rate that is based on (a) one fixed rate during one or more accrual or payment periods and a different fixed rate or rates, or any other rate or rates described in any of the foregoing bullets in this sentence, during other accrual or payment periods or (b) a floating, adjustable or otherwise variable rate described in any of the foregoing bullets in this sentence, during one or more accrual or payment periods and a fixed rate or rates, or a different floating, adjustable or otherwise variable rate or rates described in any of the foregoing bullets in this sentence during other accrual or payment periods.

      We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a floating, adjustable or variable pass-through rate, the method for determining that pass-through rate and how frequently it will be determined. If the rate to be paid with respect to any class of offered certificates can be a combination of two or more rates, we will provide information in the related prospectus supplement regarding each of those rates and when it applies.

      Interest may accrue with respect to any offered certificate on the basis of:

      o     a 360-day year consisting of 12 30-day months,

      o     the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days,

      o     the actual number of days elapsed during each relevant period in a normal calendar year, or

      o     any other method identified in the related prospectus supplement.

      We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

                                      -111-

      Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each distribution date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular distribution date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

      If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either:

      o     based on the principal balances of some or all of the related underlying mortgage loans or mortgage-backed securities; or

      o     equal to the total principal balances of one or more other classes of certificates of the same series.

      Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

      We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related underlying mortgage loans or mortgage-backed securities.

      Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that certificate will be entitled to receive as principal out of the future cash flow on the related underlying mortgage loans or mortgage-backed securities and the other related trust assets (which will be of the type described under "THE TRUST FUND").

      The total outstanding principal balance of any class of offered certificates will be reduced by--

      o     payments of principal actually made to the holders of that class,
            and

      o     if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related underlying mortgage loans or mortgage-backed securities that are allocated to or are required to be borne by that class.

      A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular distribution date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

      We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

      We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement. Unless we so state in the related prospectus supplement, the initial total principal balance of a series of certificates will not be greater than the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities transferred by us to the related trust. We will specify in the related prospectus supplement, if applicable the extent, expressed as a percentage, initial total principal

                                      -112-

balance of a series of certificates is greater than or less than the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities that we transfer to the trust

      The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances of principal received or made with respect to the mortgage assets. Payments of principal on a series of offered certificates may also be made from the following sources:

      o     amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

      o     interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

      o     prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

      o     any other amounts described in the related prospectus supplement.

      We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each distribution date including any principal distribution schedules and formulas for calculating principal distributions from cash flows on the trust assets. Payment priorities among, principal distribution schedules for and formulas for calculating principal, distributions from cash flows on the related trust assets with respect to various classes of certificates of any particular series may be affected by and/or subject to change based upon defaults and/or losses with respect to the related trust assets or one or more particular trust assets and/or liquidation, amortization, performance or similar riggers or events with respect to the related trust assets or one or more particular trust assets. We will identify in the related prospectus supplement the rights of certificateholders and changes to the transaction structure or flow of funds if the events or triggers described in the preceding sentence occur.

      The offered certificates will not have maturity dates in a traditional sense, and it will not be an event of default if a class of offered certificates is not paid in full by a specified date. However, if the offered certificates of any particular class or series are not paid in full by a specified date, then, as and to the extent described in the related prospectus supplement, the applicable Governing Document may provide for a liquidation of a sufficient amount of related underlying mortgage loans or mortgage-backed securities to retire that class or series.

ALLOCATION OF LOSSES AND SHORTFALLS

      If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows:

      o     by reducing the entitlements to interest and/or the total principal balances of one or more of those classes; and/or

      o     by establishing a priority of payments among those classes.

      See "DESCRIPTION OF CREDIT SUPPORT."

                                      -113-

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE; REPORTS FILED WITH THE SEC

      All documents filed for the trust relating to a series of offered certificates after the date of this prospectus and before the end of the related offering with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act, are incorporated by reference in this prospectus and are a part of this prospectus from the date of their filing. Any statement contained in a document incorporated by reference in this prospectus is modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus--or in the related prospectus supplement--or in any other subsequently filed document that also is incorporated by reference differs from that statement. Any statement so modified or superseded shall not, except as so modified or superseded, constitute a part of this prospectus.

      We or another transaction party on behalf of the trust for a series of offered certificates will file the reports required under the Securities Act and under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. These reports include but are not limited to:

      o     Reports on Form 8-K (Current Report), following the issuance of the series of certificates of the related trust fund, including as
            Exhibits to the Form 8-K, various agreements or other documents specified in the related prospectus supplement, if applicable;

      o     Reports on Form 8-K (Current Report), following the occurrence of events specified in Form 8-K requiring disclosure, which are required to be filed within the time-frame specified in Form 8-K related to the type of event;

      o     Reports on Form 10-D (Asset-Backed Issuer Distribution Report),
            containing the distribution and pool performance information required on Form 10-D, which are required to be filed 15 days following each related distribution date; and

      o     Report on Form 10-K (Annual Report), containing the items specified in Form 10-K with respect to a fiscal year and filing or furnishing, as appropriate, the required exhibits and the certification delivered pursuant to Section 302(a) of the Sarbanes-Oxley Act of
            2002.

      We do not intend, and no other transaction party will be required, to file with the SEC any reports required under Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act with respect to any of our trusts following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Securities
Exchange Act of 1934. Unless specifically stated in the report, the reports and any information included in the report will neither be examined nor reported on by an independent public accountant. Each of our trusts will have a separate file number assigned by the SEC, which unless otherwise specified in the related prospectus supplement is not available until filing of the final prospectus supplement related to the series. Reports filed with the SEC with respect to one of our trusts after the final prospectus supplement is filed will be available under trust's specific number, which will be a series number assigned to the file number for our registration statement as shown under "AVAILABLE
INFORMATION."

      We anticipate that, with respect to each of our trusts, the annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form
8-K and amendments to those reports filed or furnished pursuant to section 13(a)
or 15(d) of the Exchange Act will be made available on the website of the related trustee or the website of such other transaction party as may be identified in the prospectus supplement for the related series of offered certificates, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. If this is the case, we will identify in the applicable prospectus supplement the address of that website. If the foregoing reports will not be made available in this manner, then we will, in the related prospectus supplement, state whether an identified transaction party voluntarily will provide electronic or paper copies of the subject filings free of charge upon request.

                                      -114-

      We will, or will cause another transaction party to, provide to each person, including any beneficial owner, to whom a prospectus is delivered in connection with any offered certificates, free of charge upon written or oral request, a copy of any and all of the information that is incorporated by reference in that prospectus but not delivered with that prospectus. We will, in the related prospectus supplement, state the name, address and telephone number to which the request for this information must be made.

REPORTS TO CERTIFICATEHOLDERS

      On or about each distribution date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

      o     the payments made on that distribution date with respect to the applicable class of offered certificates, and

      o     the recent performance of the mortgage assets.

      Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate, upon request, a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

      o     that calendar year, or

      o     the applicable portion of that calendar year during which the person was a certificateholder.

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code.

      If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any distribution date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

      Except as described in the related prospectus supplement, neither the master servicer nor any other party to a Governing Document will be required to provide certificateholders, or a trustee on their behalf, periodic evidence of the absence of a default under, or of compliance with the terms of, that
Governing Document.

VOTING RIGHTS

      Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

      o     with respect to those amendments to the governing documents described under "DESCRIPTION OF THE GOVERNING DOCUMENTS--Amendment,"
            or

      o     as otherwise specified in this prospectus or in the related prospectus supplement.

      As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

                                      -115-

TERMINATION AND REDEMPTION

      The trust for each series of offered certificates will terminate and cease to exist following:

      o     the final payment or other liquidation of the last mortgage asset in that trust; and

      o     the payment, or provision for payment (i) to the certificateholders of that series of all amounts required to be paid to them and (ii)
            to the trustee, the fiscal agent, the master servicer, the special servicer and the members, managers, officers, directors, employees and/or agents of each of them of all amounts which may have become due and owing to any of them under the Governing Document.

      Written notice of termination of a trust will be given to each affected certificateholder prior to the date of termination. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

      If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement which parties may exercise that purchase option, the circumstances under which those parties may exercise that purchase option and the price or the formula for determining the price.

      If we so specify in the related prospectus supplement, following the date on which the total principal balances of the offered certificates are reduced to zero, if all of the remaining certificates (but excluding any class of certificates evidencing a residual interest in a REMIC) are held by the same certificateholder, that certificateholder will be entitled to exchange all of the remaining certificates for all of the mortgage assets underlying that series, thereby effecting the early termination of the related trust. We will describe in the related prospectus supplement the specific circumstances under which that exchange may occur.

      In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value or at such other price as may be set forth in, or as may be calculated in accordance with the formula set forth in, the related prospectus supplement. If the price at which the mortgage assets are sold is less than their unpaid balance, plus accrued interest, then the holders of one or more classes of certificates of the applicable series may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

      The title for any class of offered certificates with an optional redemption or termination feature that may be exercised when 25% or more of the original principal balance of the related mortgage asset pool is still outstanding, will include the word "callable."

BOOK-ENTRY REGISTRATION

      General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking Luxembourg
for so long as they are participants in DTC.

      DTC, Euroclear and Clearstream. DTC is:

                                      -116-

      o     a limited-purpose trust company organized under the New York Banking
            Law,

      o     a "banking corporation" within the meaning of the New York Banking
            Law,

      o     a member of the Federal Reserve System,

      o     a "clearing corporation" within the meaning of the New York Uniform
            Commercial Code, and

      o     a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act.

      DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

      It is our understanding that Clearstream Banking Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 31 currencies, including United States dollars.
Clearstream provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 39 countries through established depository and custodial relationships. As a professional depositary,
Clearstream is subject to regulation by the Luxembourg Monetary Institute.
Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises
Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream has approximately 2,500 customers located in over 94 countries, including all major
European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream. Clearstream and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

                                      -117-

      It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 150,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 32 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this
"--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank
S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear
Clearance System Public Limited Company. The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of
Belgium. All operations are conducted by the Euroclear Operator, and all
Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

      Securities clearance accounts and cash accounts with the Euroclear
Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms
and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts.
The Euroclear Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

      The information in this prospectus concerning DTC, Euroclear and
Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

      Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates.
DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

      Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, or between persons or entities participating indirectly in Euroclear or
Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

      Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of
Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in
Euroclear

                                      -118-

or Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

      Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of
Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

      Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related distribution date in accordance with their respective holdings shown on DTC's records, unless
DTC has reason to believe that it will not receive payment on that date.
Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

      o     governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and

      o     the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

      Under a book-entry system, beneficial owners may receive payments after the related distribution date.

      The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders." The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

      Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

                                      -119-

      Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of affected offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless:

      o     we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

      o     we notify DTC of our intent to terminate the book-entry system through DTC with respect to those offered certificates and, in the event applicable law and/or DTC's procedures require that the DTC participants holding beneficial interests in those offered certificates submit a withdrawal request to DTC in order to so terminate the book-entry system, we additionally notify those DTC participants and they submit a withdrawal request with respect to such termination.

      Upon the occurrence of either of the two events described in the prior paragraph, the trustee or other designated party will be required to notify all
DTC participants, through DTC, of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

      Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related underlying mortgage loans or mortgage-backed securities. That credit support may be in the form of any of the following:

      o     the subordination of one or more other classes of certificates of the same series;

      o     overcollateralization, whether in the form of mortgage assets or otherwise;

      o     the use of a letter of credit, a surety bond, an insurance policy, a guarantee;

      o     the establishment of one or more reserve funds; or

      o     any combination of the foregoing.

      If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

      If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related underlying mortgage loans or mortgage-backed securities exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

                                      -120-

      If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following:

      o     the nature and amount of coverage under that credit support;

      o     any conditions to payment not otherwise described in this
            prospectus;

      o     any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

      o     the material provisions relating to that credit support.

      Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

      If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any distribution date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

      If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

OVERCOLLATERALIZATION

      If and to the extent described in the related prospectus supplement, the mortgage assets underlying any series of offered certificates may generate cashflows for the benefit of the related trust that, in the absence of default, will be in excess of the amount needed to make all required payments with respect to the offered and non-offered certificates of that series. This may be as a result of excess spread or because the mortgage assets have a greater total principal balance than the total principal balance of the certificates of the subject series. As and to the extent described in the related prospectus supplement, the additional cashflow may be available to cover losses or other shortfalls on one or more classes of related offered certificates and/or to amortize one or more classes of related certificates.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

      The mortgage loans included in any trust established by us may be covered for some default and/or loss risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default and/or loss risks and the extent of that coverage.

                                      -121-

LETTERS OF CREDIT

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related underlying mortgage loans or mortgage-backed securities as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under it and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

RESERVE FUNDS

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, Permitted
Investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

      Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only against select types of losses and shortfalls. Following each distribution date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

CREDIT SUPPORT WITH RESPECT TO MORTGAGE-BACKED SECURITIES

      If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                                      -122-

                         LEGAL ASPECTS OF MORTGAGE LOANS

      Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of those mortgage loans may be secured by multifamily and commercial properties outside the United
States, its territories and possessions.

      The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "THE TRUST FUND--Mortgage Loans."

      If a significant percentage of mortgage loans underlying a series of offered certificates, are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

      Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

      o     the terms of the mortgage,

      o     the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

      o     the knowledge of the parties to the mortgage, and

      o     in general, the order of recordation of the mortgage in the appropriate public recording office.

      However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

      There are two parties to a mortgage--

      o     a mortgagor, who is the owner of the encumbered interest in the real property, and

      o     a mortgagee, who is the lender.

      In general, the mortgagor is also the borrower.

      In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

                                      -123-

      o     the trustor, who is the equivalent of a mortgagor,

      o     the trustee to whom the real property is conveyed, and

      o     the beneficiary for whose benefit the conveyance is made, who is the lender.

      Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

      A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

      Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

      The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by:

      o     the express provisions of the related instrument,

      o     the law of the state in which the real property is located,

      o     various federal laws, and

      o     in some deed of trust transactions, the directions of the
            beneficiary.

INSTALLMENT CONTRACTS

      The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

      The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

      However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default

                                      -124-

amount and the purchaser may have a post-foreclosure statutory redemption right.
In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause.
Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

LEASES AND RENTS

      A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

      In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

      In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

      o     without a hearing or the lender's consent, or

      o     unless the lender's interest in the room rates is given adequate protection.

For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

      Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

                                      -125-

FORECLOSURE

      General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

      Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

      o     judicial foreclosure, involving court proceedings, and

      o     nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

      Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

      A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

      Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

      o     all parties having a subordinate interest of record in the real property, and

      o     all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

      Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties, including defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

      Equitable and Other Limitations on Enforceability of Particular
Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions.
These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may:

      o     alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

      o     require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

      o     require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

      o     limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

            1.    a failure to adequately maintain the mortgaged property, or

                                      -126-

            2.    an impermissible further encumbrance of the mortgaged
                  property.

      Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

      o     upheld the reasonableness of the notice provisions, or

      o     found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger
            constitutional protections.

      In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

      Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

      o     a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower, and

      o     notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

      In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

      o     record a notice of default and notice of sale, and

      o     send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

      In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

      Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

      o     the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist, and

      o     the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

                                      -127-

      As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

      The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

      Rights of Redemption. The purposes of a foreclosure action are--

      o     to enable the lender to realize upon its security, and

      o     to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

      The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

      The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

      One Action and Security First Rules. Some states (including California)
have laws that prohibit more than one "judicial action" to enforce a mortgage obligation secured by a mortgage on real property or an interest therein, and some courts have construed the term "judicial action" broadly. In addition, some states (including California) require that the lender proceed first against any real property security for such mortgage obligation before proceeding directly upon the secured obligation itself. In the case where either a cross-collateralized, cross-defaulted or a multi-property mortgage loan is secured by real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" and/or "security first" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. Otherwise, a second action in a state with "one action" rules might be precluded because of a prior first action, even if such first action

                                      -128-

occurred in a state without "one action" rules. Moreover, while the consequences of breaching these rules will vary from jurisdiction to jurisdiction, as a general matter, a lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or even the right to enforce the underlying obligation. In addition, under certain circumstances, a lender with respect to a real property located in a "one action" or "security first" jurisdiction may be precluded from obtaining a deficiency judgment against the borrower following foreclosure or sale under a deed of trust (unless there has been a judicial foreclosure). Finally, in some jurisdictions, the benefits of such laws may be available not just to the underlying obligor, but also to any guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first complying with the applicable anti-deficiency statutes.

      Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan.
However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other state statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower such as for waste upon the property. Finally, some statutes may preclude deficiency judgments altogether with respect to certain kinds of obligations such as purchase-money indebtedness. In some jurisdictions the courts have extended the benefits of this legislation to the guarantors of the underlying obligation as well.

      Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease:

      o     requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them,

      o     permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and

      o     contains other protective provisions typically required by prudent lenders to be included in a ground lease.

      Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

      Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants.

                                      -129-

Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

      Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

      In the case of foreclosure on a building converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws that apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

BANKRUPTCY LAWS

      Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

      Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

      o     reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the
            then-current value of the property and the outstanding balance of the loan;

      o     reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid principal balance of the loan;

      o     extend or shorten the term to maturity of the loan;

      o     permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

                                      -130-

      o     permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

      Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

      A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

      o     past due rent,

      o     accelerated rent,

      o     damages, or

      o     a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's bankruptcy petition.

      In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court:

      o     assume the lease and either retain it or assign it to a third party,
            or

      o     reject the lease.

      If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance.
These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S.
Bankruptcy Code also limits a lessor's damages for lease rejection to:

      o     the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus

      o     unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

      General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated

                                      -131-

property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

      Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

      CERCLA. The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, imposes strict liability on present and past
"owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator," however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption."

      The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996
(the "Lender Liability Act") amended, among other things, the provisions of
CERCLA with respect to lender liability and the secured creditor exemption. The
Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The
Lender Liability Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

      o     it exercises decision-making control over a borrower's environmental compliance and hazardous substance handling and disposal practices,
            or

      o     assumes day-to-day management of operational functions of a mortgaged property.

      The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

      CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and
Recovery Act ("RCRA"), which regulates underground petroleum storage tanks, except heating oil tanks. The Environmental Protection Agency has adopted a lender liability rule for underground storage tanks (USTs) under Subtitle I of
RCRA. Under that rule a lender with a security interest in an UST or real property containing an UST is not liable as an "owner" or "operator" so long as the lender does not engage in decision making control of the use, storage, filing or dispensing of petroleum contained in the UST, exercise control over the daily operation of the UST, or engage in petroleum production, refining or marketing. Moreover, under the Lender Liability Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors, or alternatively, may not impose liability on secured creditors at all.

                                      -132-

      Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

      Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

      o     impose liability for releases of or exposure to asbestos-containing materials, and

      o     provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

      Federal legislation requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

      In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

      Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

      Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

      Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

      If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

      In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure.
This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

      Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower

                                      -133-

transfers or encumbers the mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository
Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that act and the regulations promulgated under that act. The inability to enforce a due-on-sale clause may result in transfer of the related mortgaged property to an uncreditworthy person, which could increase the likelihood of default and thereby may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

      Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

      In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows:

      o     first, to the payment of court costs and fees in connection with the foreclosure;

      o     second, to real estate taxes;

      o     third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

      o     last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior mortgage loan.

SUBORDINATE FINANCING

      Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable.
Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks:

      o     the borrower may have difficulty servicing and repaying multiple loans;

      o     if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

      o     acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

      o     if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

      o     the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

                                      -134-

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

      Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made. They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments.
Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

      Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

      Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated under that act, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals.
The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

      Under the terms of the Servicemembers Civil Relief Act, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the
Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and
officers of the U.S. Public Health Service assigned to duty with the military.
Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

      Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts

                                      -135-

payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

      In addition, pursuant to the laws of various states, under certain circumstances, payments on mortgage loans by residents in such states who are called into active duty with the National Guard or the reserves will be deferred. These state laws may also limit the ability of the master servicer to foreclose on the related mortgaged property. This could result in delays or reductions in payment and increased losses on the mortgage loans that would be borne by certificateholders.

FORFEITURES IN DRUG, RICO AND MONEY LAUNDERING PROCEEDINGS

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized by and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt
Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act (commonly referred to as the Patriot Act) and the regulations issued pursuant to that Act, as well as the narcotic drug laws. Under procedures contained in the
Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

      A lender may avoid forfeiture of its interest in the property if it establishes that--

      o     its mortgage was executed and recorded before commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or

      o     the lender was, at the time of execution of the mortgage,
            "reasonably without cause to believe" that the property was subject to forfeiture.

      However, there is no assurance that such defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

      This is a general discussion of the anticipated material federal income tax consequences of purchasing, owning and transferring the offered certificates. This discussion is directed to certificateholders that hold the offered certificates as capital assets within the meaning of Section 1221 of the
Internal Revenue Code. This section does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Internal
Revenue Code, including:

      o     banks,

      o     insurance companies,

      o     foreign investors,

      o     tax exempt investors,

                                      -136-

      o     holders whose "functional currency" is not the United States dollar,

      o     United States expatriates, and

      o     holders holding the offered certificates as part of a hedge, straddle or conversion transaction.

      Further, this discussion does not address investors who treat items of income, expense, gain or loss with respect to the offered certificates differently for book and tax purposes.

      This discussion and any legal opinions referred to in this discussion are based on current provisions and interpretations of the Internal Revenue Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below. Accordingly, the
IRS may take contrary positions.

      Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

      o     given with respect to events that have occurred at the time the advice is rendered, and

      o     is directly relevant to the determination of an entry on a tax return.

      Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors are encouraged to consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also as to state and local taxes. See "STATE AND
OTHER TAX CONSEQUENCES."

      The following discussion addresses securities of two general types:

      o     REMIC certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a real estate mortgage investment conduit, or
            REMIC, election under Sections 860A through 860G of the Internal
            Revenue Code; and

      o     grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC election will be made.

      We will indicate in the prospectus supplement for each series of offered certificates whether the related trustee, another party to the related Governing
Document or an agent appointed by that trustee or other party will make a REMIC election and/or act as tax administrator for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests and residual interests in the resulting REMIC.

      The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "THE TRUST FUND--Arrangements Providing Reinvestment,
Interest Rate and Currency Related Protection."

      The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Internal Revenue Code and
in the Treasury regulations issued under those sections. It is

                                      -137-

also based in part on the rules governing REMICs in Sections 860A-860G of the
Internal Revenue Code and in the Treasury regulations issued or proposed under those sections. The regulations relating to original issue discount do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

REMICS

      General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to any other assumptions set forth in the opinion:

      o     the related trust, or the relevant designated portion of the trust, will qualify as a REMIC, and

      o     those offered certificates will represent--

            1.    regular interests in the REMIC, or

            2.    residual interests in the REMIC.

      Any and all offered certificates representing interests in a REMIC will be either--

      o     REMIC regular certificates, representing regular interests in the
            REMIC, or

      o     REMIC residual certificates, representing residual interests in the
            REMIC.

      If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Internal Revenue Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation.
Therefore, the related certificates may not be given the tax treatment summarized below. Although the Internal Revenue Code authorizes the Treasury
Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the Internal Revenue
Code.

      Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

      o     "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code in the hands of a real estate investment trust, and

      o     "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code in
            the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

      However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or other prescribed purposes, the related offered certificates will not be treated as assets qualifying under Section
7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

                                      -138-

      In addition, unless we state otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be
"qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal
Revenue Code in the hands of another REMIC.

      Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the
Internal Revenue Code.

      The related tax administrator will determine the percentage of the REMIC's assets that constitute assets described in the above-referenced sections of the
Internal Revenue Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable
Treasury regulations.

      The assets of the REMIC will include, in addition to mortgage loans--

      o     collections on mortgage loans held pending payment on the related offered certificates, and

      o     any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts.

      It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Internal
Revenue Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Internal Revenue
Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section
856(c)(5)(B) of the Internal Revenue Code, relating to real estate investment trusts.

      To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Accordingly:

      o     a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code;

      o     a portion of that certificate may not represent ownership of "real estate assets" under Section 856(c)(5)(B) of the Internal Revenue
            Code; and

      o     the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code.

      Tiered REMIC Structures. For certain series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as interests in one REMIC solely for purposes of determining:

      o     whether the related REMIC certificates will be "real estate assets"
            within the meaning of Section 856(c)(5)(B) of the Internal Revenue
            Code,

                                      -139-

      o     whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the
            Internal Revenue Code, and

      o     whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue
            Code.

      Taxation of Owners of REMIC Regular Certificates.

      General. Except as otherwise stated in this discussion, the Internal
Revenue Code treats REMIC regular certificates as debt instruments issued by the
REMIC and not as ownership interests in the REMIC or its assets. Holders of
REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

      Original Issue Discount. Some REMIC regular certificates may be issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with a constant yield method described below, prior to the receipt of the cash attributable to that income. The
Treasury Department has issued regulations under Sections 1271 to 1275 of the
Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue
Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that
Section 1272(a)(6) and the regulations under Sections 1271 to 1275 of the
Internal Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

      The Internal Revenue Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the
Treasury Department has not yet issued. The Committee Report indicates that the regulations should provide that the prepayment assumption used with respect to a
REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

      The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

      The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

                                      -140-

      Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at:

      o     a single fixed rate,

      o     a "qualified floating rate,"

      o     an "objective rate,"

      o     a combination of a single fixed rate and one or more "qualified floating rates,"

      o     a combination of a single fixed rate and one "qualified inverse floating rate," or

      o     a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

      In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that discount will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the
IRS.

      Some classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each distribution date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the
REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

      In addition, if the accrued interest to be paid on the first distribution date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first distribution date in excess of interest accrued from the date of initial issuance to the first distribution date is included in the stated
redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

      Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying:

      o     the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment assumption, by

                                      -141-

      o     a fraction--

            1.    the numerator of which is the amount of the payment, and

            2.    the denominator of which is the stated redemption price at maturity of the certificate.

      Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

      o     the total amount of the de minimis original issue discount, and

      o     a fraction--

            1.    the numerator of which is the amount of the principal payment,
                  and

            2.    the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

      The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable Treasury regulations.

      If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as described below in this "--Original Issue
Discount" subsection.

      As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a distribution date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day preceding the next following distribution date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of:

      o     the sum of:

            1.    the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject REMIC
                  regular certificate, if any, in future periods, presumably taking into account the prepayment assumption, and

            2.    the payments made on that certificate during the accrual
                  period of amounts included in the stated redemption price, over

      o     the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

      The adjusted issue price of a REMIC regular certificate is:

      o     the issue price of the certificate, increased by

      o     the total amount of original issue discount previously accrued on the certificate, reduced by

                                      -142-

      o     the amount of all prior payments of amounts included in its stated
            redemption price.

The present value of the remaining payments referred to in item 1. of the second preceding sentence will be calculated:

      o     assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

      o     using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

      o     taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

      The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

      A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the total original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

      o     the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination, and

      o     the daily portions of original issue discount for all days during that accrual period prior to that date of determination.

      If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset the negative amount against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments that you could ever receive with respect to the certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "RISK FACTORS--The
Investment Performance of Your Offered Certificate Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable."

      The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates are encouraged to consult their tax advisors concerning the tax treatment of these certificates in this regard.

      The Treasury Department proposed regulations on August 24, 2004 concerning the accrual of interest

                                      -143-

income by the holders of REMIC regular interests. The proposed regulations would create a special rule for accruing original issue discount on REMIC regular certificates that provide for a delay between record and distribution dates, such that the period over which original issue discount accrues coincides with the period over which the certificate holder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, certificate holders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to
REMIC regular certificates with delayed payment periods of fewer than 32 days.
The proposed regulations are proposed to apply to any REMIC regular certificate issued after the date the final regulations are published in the Federal
Register. The proposed regulations provide automatic consent for the holder of a
REMIC regular certificate to change its method of accounting for original issue discount under the final regulations. The change is proposed to be made on a cut-off basis and, thus, does not affect REMIC regular interests certificates before the date the final regulations are published in the Federal Register.

      The Treasury Department issued a notice of proposed rulemaking on the timing of income and deductions attributable to interest-only regular interests in a REMIC on August 24, 2004. In this notice, the Treasury Department and the
IRS requested comments on whether to adopt special rules for taxing regular interests in a REMIC that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC, high-yield
REMIC regular interests, and apparent negative-yield instruments. The Treasury
Department and the IRS also requested comments on different methods for taxing the foregoing instruments, including the possible recognition of negative amounts of original issue discount, the formulation of special guidelines for the application of Internal Revenue Code Section 166 to REMIC IOs and similar instruments, and the adoption of a new alternative method applicable to REMIC
IOs and similar instruments. It is uncertain whether IRS actually will propose any regulations as a consequence of the solicitation of comments and when any resulting new rules would be effective.

      Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

      o     in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount, or

      o     in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

      If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of the Internal Revenue
Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

      The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include currently market discount in income with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium, with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs --Taxation of Owners of REMIC
Regular Certificates--Premium" below.

                                      -144-

      Each of the elections described above to accrue interest and discount, and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

      However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Internal
Revenue Code if the market discount is less than 0.25% of the remaining stated
redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

      Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury
Department, the relevant rules described in the Committee Report apply. The
Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option:

      o     on the basis of a constant yield method,

      o     in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period, or

      o     in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

      The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

      To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

      Further, Section 1277 of the Internal Revenue Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

                                      -145-

      Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Internal Revenue
Code to amortize the premium over the life of the certificate as an offset against qualified stated interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

      The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See
"--Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The
Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code.

      Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

      o     the purchase price paid for your offered certificate, and

      o     the payments remaining to be made on your offered certificate at the time of its acquisition by you.

      If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

      Realized Losses. Under Section 166 of the Internal Revenue Code, if you
are either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your offered certificate becomes wholly or partially worthless as the result of one or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

      o     you will not be entitled to deduct a loss under Section 166 of the
            Internal Revenue Code until your offered certificate becomes wholly worthless, which is when its principal balance has been reduced to zero, and

      o     the loss will be characterized as a short-term capital loss.

      You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any of those amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

      Taxation of Owners of REMIC Residual Certificates.

      General. Although a REMIC is a separate entity for federal income tax purposes, the Internal Revenue Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and the other transactions described under "--REMICs--Prohibited Transactions Tax and Other
Taxes" below. Rather, a

                                      -146-

holder of REMIC residual certificates must generally include in income the taxable income or net loss of the related REMIC. Accordingly, the Internal
Revenue Code treats the REMIC residual certificates much differently than it would if they were direct ownership interests in the related mortgage loans or as debt instruments issued by the related REMIC.

      Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the
REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the residual certificateholders'
gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of
REMIC Residual Certificates--Taxable Income of the REMIC." Holders of REMIC
residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the
REMIC's termination. Income derived from the REMIC residual certificates will be
"portfolio income" for the purposes of the limitations under Section 469 of the
Internal Revenue Code on the deductibility of "passive losses."

      A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate.
These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

      Any payments that you receive from the seller of a REMIC residual certificate in connection with the acquisition of that certificate will be income to you.

      The Treasury Department has issued final regulations, effective May 11,
2004, which address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income, either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States.
In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates are encouraged to consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

                                      -147-

      Tax liability with respect to the amount of income that holders of REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period.
Consequently, you should have--

      o     other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates, or

      o     unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to:

      o     excess inclusions,

      o     residual interests without significant value, and

      o     noneconomic residual interests.

      The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your REMIC residual certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss. Therefore, REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "RISK FACTORS--Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences."

      Taxable Income of the REMIC. The taxable income of a REMIC will equal:

      o     the income from the mortgage loans and other assets of the REMIC;
            plus

      o     any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates constituting regular interests in the REMIC; less the following items--

            1.    the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on
                  issuance, on any class of REMIC certificates constituting
                  regular interests in the REMIC, whether offered or not,

            2.    amortization of any premium on the mortgage loans held by the
                  REMIC,

            3.    bad debt losses with respect to the mortgage loans held by the
                  REMIC, and

            4.    except as described below in this "--Taxable Income of the
                  REMIC" subsection, servicing, administrative and other
                  expenses.

      For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount." The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of

                                      -148-

these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

      Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

      A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Internal
Revenue Code to amortize any premium on the mortgage loans that it holds.
Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

      A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute regular interests in the
REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount." However, the de minimis rule described in that section will not apply in determining deductions.

      If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount."

      As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Internal Revenue Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related
REMIC certificates, subject to the limitation of Section 67 of the Internal
Revenue Code. See "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" below.
If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

      Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC residual certificate will be equal to:

      o     the amount paid for that REMIC residual certificate,

      o     increased by amounts included in the income of the holder of that
            REMIC residual certificate, and

                                      -149-

      o     decreased, but not below zero, by payments made, and by net losses allocated, to the holder of that REMIC residual certificate.

      A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

      Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

      A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a
REMIC residual certificate is less than the distributions to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these payments, gain will be recognized to that holder on these distributions. This gain will be treated as gain from the sale of its REMIC residual certificate.

      The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis:

      o     through distributions,

      o     through the deduction of any net losses of the REMIC, or

      o     upon the sale of its REMIC residual certificate.

See "--REMICs--Sales of REMIC Certificates" below.

      For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis of the certificate would have been in the hands of an original holder.

      Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

      o     the daily portions of REMIC taxable income allocable to that certificate, over

      o     the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

      The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the

                                      -150-

long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to:

      o     the issue price of the certificate, increased by

      o     the sum of the daily accruals for all prior quarters, and decreased, but not below zero, by

      o     any payments made with respect to the certificate before the beginning of that quarter.

      The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the
IRS.

      Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a
REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

      For holders of REMIC residual certificates, excess inclusions:

      o     will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

      o     will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

      o     will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors.

See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

      Furthermore, for purposes of the alternative minimum tax:

      o     excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and

      o     alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

      This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

      In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the total excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a
REMIC residual certificate as if held directly by the shareholder. The total excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2)
of the Internal Revenue Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to:

      o     regulated investment companies,

      o     common trusts, and

                                      -151-

      o     some cooperatives.

The Treasury regulations, however, currently do not address this subject.

      Noneconomic REMIC Residual Certificates. Under the Treasury regulations, transfers of noneconomic REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the noneconomic REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related
Governing Document:

      o     the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

      o     the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

      The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate. This rate is computed and published monthly by the
IRS.

      Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit:

      o     from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax,

      o     from the prospective transferee, providing representations as to its financial condition and that it understands that, as the holder of a non-economic REMIC residual certificate, it may incur tax
            liabilities in excess of any cash flows generated by the REMIC residual certificate and that such transferee intends to pay its taxes associated with holding such REMIC residual certificate as they become due, and

      o     from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

      Final Treasury regulations issued on July 18, 2002 (the "Safe Harbor
Regulations"), provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor: (i) the transferee must represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a
"foreign branch") of the transferee or another U.S. taxpayer, and (ii) the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations. A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if: at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons, the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and a reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before

                                      -152-

the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest will not be paid. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test. The "formula test" makes the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest did not exceed the sum of:

      o     the present value of any consideration given to the transferee to acquire the interest,

      o     the present value of the expected future distributions on the interest, and

      o     the present value (computed using a discount rate equal to the applicable Federal short-term rate) of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

      If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

      The Governing Document will require that all transferees of residual certificates furnish an affidavit as to the applicability of one of the safe harbors of the Safe Harbor Regulations, unless the transferor has waived the requirement that the transferee do so.

      Prospective investors are encouraged to consult their own tax advisors as to the applicability and effect of these alternative safe harbor tests.

      Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor with respect to that purported transfer.

      We will disclose in the related prospectus supplement whether the offered
REMIC residual certificates may be considered noneconomic residual interests under the Treasury regulations. However, we will base any disclosure that a
REMIC residual certificate will not be considered noneconomic upon various assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules.

      See "--REMICs--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of REMIC residual certificates to foreign persons.

      Mark-to-Market Rules. Regulations under Section 475 of the Internal
Revenue Code require that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. These regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security for purposes of Section 475 of the Internal Revenue Code.
Thus, a REMIC residual certificate is not subject to the mark-to-market rules.
We recommend that prospective purchasers of a REMIC residual certificate consult their tax advisors regarding these regulations.

      Transfers of REMIC Residual Certificates to Investors That Are Foreign
Persons. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Internal Revenue Code will be prohibited under the related Governing
Documents.

                                      -153-

      Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a
REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

      If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is:

      o     an individual,

      o     an estate or trust, or

      o     a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

      then--

      o     an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder, and

      o     the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Internal
            Revenue Code, which permits the deduction of these fees and expenses only to the extent they exceed, in total, 2% of a taxpayer's adjusted gross income.

      In addition, Section 68 of the Internal Revenue Code currently provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of:

      o     3% of the excess, if any, of such taxpayer's adjusted gross income over such specified amount, or

      o     80% of the amount of itemized deductions otherwise allowable for such tax year.

      The Economic Growth and Tax Relief Reconciliation Act of 2001 repeals the
Section 68 overall limitation on itemized deductions. Subject to a sunset provision, the repeal is phased-in over five years as follows. The otherwise applicable Section 68 overall limitation on itemized deductions described above is (i) reduced by one-third for taxable years beginning in 2006 and 2007, (ii)
reduced by two-thirds for taxable years beginning in 2008 and 2009, (iii) not applicable for taxable years beginning in 2010 and (iv) applicable without reduction pursuant to a sunset provision for taxable years beginning in 2011.
Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

      o     an individual,

      o     an estate or trust, or

      o     a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

                                      -154-

      The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section
68 of the Internal Revenue Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

      Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for:

      o     an individual,

      o     an estate or trust, or

      o     a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts.

      We recommend that those prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

      Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate.
The adjusted basis of a REMIC regular certificate generally will equal:

      o     the cost of the certificate to that certificateholder, increased by

      o     income reported by that certificateholder with respect to the certificate, including original issue discount and market discount income, and reduced, but not below zero, by

      o     payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the certificate and previously deducted by the certificateholder.

      The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions." Except as described below in this "--Sales of REMIC Certificates" subsection, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, which is generally property held for investment.

      In addition to the recognition of gain or loss on actual sales, the
Internal Revenue Code requires the recognition of gain, but not loss, upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

      o     entitle the holder to a specified principal amount,

      o     pay interest at a fixed or variable rate, and

      o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small, amount of principal, can be the subject of a constructive sale.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer

                                      -155-

would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

      As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

      Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

      o     the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued on the certificate at a rate equal to 110% of the applicable Federal rate determined as of the date of purchase of the certificate, which is a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate, over

      o     the amount of ordinary income actually includible in the seller's income prior to that sale.

      In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount"
and "--Premium."

      REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Internal Revenue Code applies will be ordinary income or loss.

      A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of Section 1091 of the Internal Revenue Code, if during the period beginning six months before, and ending six months after, the date of that sale the seller of that certificate:

      o     reacquires that same REMIC residual certificate,

      o     acquires any other residual interest in a REMIC, or

      o     acquires any similar interest in a taxable mortgage pool, as defined in Section 7701(i) of the Internal Revenue Code.

                                      -156-

In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

      Prohibited Transactions Tax and Other Taxes. The Internal Revenue Code
imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction includes:

      o     the disposition of a non-defaulted mortgage loan,

      o     the receipt of income from a source other than a mortgage loan or other Permitted Investments,

      o     the receipt of compensation for services, or

      o     the gain from the disposition of an asset purchased with collections on the mortgage loans for temporary investment pending payment on the REMIC certificates.

      It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

      In addition, some contributions to a REMIC made after the day on which the
REMIC issues all of its interests could result in the imposition of a tax on the
REMIC equal to 100% of the value of the contributed property. The related
Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

      REMICs also are subject to federal income tax at the highest corporate rate on Net Income From Foreclosure Property, determined by reference to the rules applicable to REITs. The related Governing Documents may permit the special servicer to conduct activities with respect to a mortgaged property acquired by one of our trusts in a manner that causes the trust to incur this tax, if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance may the special servicer allow the acquired mortgaged property to cease to be a "Permitted Investment" under Section 860G(a)(5) of the Internal
Revenue Code.

      Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, particular contributions or Net Income From Foreclosure Property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

      o     the person has sufficient assets to do so, and

      o     the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

      Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

      Tax and Restrictions on Transfers of REMIC Residual Certificates to
Particular Organizations. If a REMIC residual certificate is transferred to a
Disqualified Organization, a tax will be imposed in an amount equal to the product of:

      o     the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer, and

                                      -157-

      o     the highest marginal federal income tax rate applicable to corporations.

      The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate.

      The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on:

      o     events that have occurred up to the time of the transfer,

      o     the prepayment assumption, and

      o     any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

      The tax on transfers to Disqualified Organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a Disqualified Organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if:

      o     the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization, and

      o     as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

      In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a Disqualified Organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

      o     the amount of excess inclusions on the certificate that are allocable to the interest in the Pass-Through Entity held by the
            Disqualified Organization, and

      o     the highest marginal federal income tax rate imposed on
            corporations.

      A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in that Pass-Through Entity furnishes to that Pass-Through Entity:

      o     the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder, or

      o     a statement under penalties of perjury that the record holder is not a Disqualified Organization.

      If an Electing Large Partnership holds a REMIC residual certificate, all interests in the Electing Large Partnership are treated as held by Disqualified
Organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on Electing Large Partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

      In addition, a person holding an interest in a Pass-Through Entity as a nominee for another person will, with respect to that interest, be treated as a
Pass-Through Entity.

                                      -158-

      Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

      o     the residual interests in the entity are not held by Disqualified
            Organizations, and

      o     the information necessary for the application of the tax described in this prospectus will be made available.

      We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

      Termination. A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment with respect to the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a
REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

      Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

      As, or as agent for, the tax matters person, the related tax administrator, subject to applicable notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

      o     income,

      o     deductions,

      o     gains,

      o     losses, and

      o     classification as a REMIC.

      Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related
REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the tax matters person, and the IRS concerning any REMIC item.
Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

      No REMIC will be registered as a tax shelter under section 6111 of the
Internal Revenue Code. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that other person, as well as other information.

                                      -159-

      Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

      o     corporations,

      o     trusts,

      o     securities dealers, and

      o     various other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of:

      o     30 days after the end of the quarter for which the information was requested, or

      o     two weeks after the receipt of the request.

      Reporting with respect to REMIC residual certificates, including--

      o     income,

      o     excess inclusions,

      o     investment expenses, and

      o     relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

      As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Market Discount."

      Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the related tax administrator for the subject REMIC.

      Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under Section 3406 of the Internal Revenue Code if recipients of these payments:

      o     fail to furnish to the payor information regarding, among other things, their taxpayer identification numbers, or

      o     otherwise fail to establish an exemption from this tax.

                                      -160-

      Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

      Foreign Investors in REMIC Certificates. Unless we otherwise disclose in the related prospectus supplement, a holder of a REMIC regular certificate that is--

      o     a foreign person, and

      o     not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate,

will normally not be subject to United States federal income or withholding tax with respect to a payment on a REMIC regular certificate. To avoid withholding or tax, that holder must comply with applicable identification requirements.
These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and any other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department. Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

      For these purposes, a foreign person is anyone other than a U.S. Person.

      It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related
REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

      It is possible, under regulations promulgated under Section 881 of the
Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

      o     owns 10% or more of one or more underlying mortgagors, or

      o     if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

      Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to
United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

      Unless we otherwise state in the related prospectus supplement, the related Governing Document will prohibit transfers of REMIC residual certificates to investors that are:

      o     foreign persons, or

      o     U.S. Persons, if classified as a partnership under the Internal
            Revenue Code, unless all of their beneficial owners are U.S. Persons and the partnership agreement prohibits transfers of partnership interests to non-U.S. Persons.

                                      -161-

GRANTOR TRUSTS

      Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion of that trust, will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue
Code and not as a partnership or an association taxable as a corporation.

      A grantor trust certificate may be classified as either of the following types of certificate:

      o     a grantor trust fractional interest certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest, if any, on those loans at a pass-through rate; or

      o     a grantor trust strip certificate representing ownership of all or a portion of the difference between--

            1.    interest paid on the mortgage loans constituting the related grantor trust, minus

            2.    the sum of:

                  o    normal administration fees, and

                  o    interest paid to the holders of grantor trust fractional
                       interest certificates issued with respect to that grantor
                       trust

      A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

      Characterization of Investments in Grantor Trust Certificates.

      Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in:

      o     "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue Code,
            but only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or other prescribed purposes;

      o     "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section
            860G(a)(3) of the Internal Revenue Code; and

      o     "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code.

      In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Internal
Revenue Code.

                                      -162-

      Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

      o     consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section
            7701(a)(19)(C)(v) of the Internal Revenue Code,

      o     consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code,
            and

      o     the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section
            856(c)(3)(B) of the Internal Revenue Code,

it is unclear whether the grantor trust strip certificates, and the income from those certificates, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income from those certificates, will be so characterized.

      o     The grantor trust strip certificates will be "obligation[s]
            (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the
            Internal Revenue Code.

      Taxation of Owners of Grantor Trust Fractional Interest Certificates.

      General. Holders of a particular series of grantor trust fractional interest certificates generally:

      o     will be required to report on their federal income tax returns their shares of the entire income from the underlying mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

      o     will be entitled to deduct their shares of any reasonable servicing fees and other expenses.

      Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

      Section 67 of the Internal Revenue Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through some types of pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the total of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

      Section 68 of the Internal Revenue Code currently reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount. The Economic Growth and Tax Relief
Reconciliation Act of 2001 repeals the Section 68 overall limitation on itemized deductions. Subject to a sunset provision, the repeal is phased-in over five years as follows. The otherwise applicable Section 68 overall limitation on itemized deductions described above is (i) reduced by one-third for taxable years beginning in 2006 and 2007, (ii) reduced by two-thirds for taxable years beginning in 2008 and 2009, (iii) not applicable for taxable years beginning in
2010 and (iv) applicable without reduction pursuant to a sunset provision for taxable years beginning in 2011.

      The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Internal Revenue Code may be substantial.
Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

                                      -163-

      Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

      The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Internal Revenue Code. Grantor trust fractional interest certificates may be subject to those rules if:

      o     a class of grantor trust strip certificates is issued as part of the same series, or

      o     we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

      Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to:

      o     a master servicer,

      o     a special servicer,

      o     any sub-servicer, or

      o     their respective affiliates.

      With respect to certain categories of debt instruments, Section 1272(a)(6)
of the Internal Revenue Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

      Legislation enacted in 1997 extended the scope of that section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6) of the
Internal Revenue Code to pools of debt instruments is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

      We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

      In light of the application of Section 1286 of the Internal Revenue Code, a beneficial owner of a stripped bond generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own prepayment assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these stripped bonds, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates.
Prospective investors therefore should be aware that the timing of accruals of

                                      -164-

original issue discount applicable to a stripped bond generally will be different than that reported to holders and the IRS. Prospective investors should consult their own tax advisors regarding their obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences to them if they should fail to do so.

      If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. This is subject, however, to the discussion below regarding:

      o     the treatment of some stripped bonds as market discount bonds, and

      o     de minimis market discount.

      See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates-- Market Discount" below.

      The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month to the extent it constitutes "qualified stated interest" in accordance with its normal method of accounting. See "REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount" in this prospectus for a description of qualified stated interest.

      The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on that certificate, other than qualified stated
interest, if any, and the certificate's share of reasonable servicing fees and other expenses.

      See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest." In general, the amount of that income that accrues in any month would equal the product of:

      o     the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in
            "--Grantor Trusts--Sales of Grantor Trust Certificates," and

      o     the yield of that grantor trust fractional interest certificate to the holder.

      The yield would be computed at the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between distribution dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made with respect to any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses and is based generally on the method described in Section 1272(a)(6) of the
Internal Revenue Code. The precise means of applying that method is uncertain in various respects. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

      In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount,

                                      -165-

respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

      In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

      o     a prepayment assumption determined when certificates are offered and sold under this prospectus, which we will disclose in the related prospectus supplement, and

      o     a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o     the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate,
            or

      o     the prepayment assumption will not be challenged by the IRS on audit.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Under Treasury regulation section 1.1286-1, some stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of that bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

      o     there is no original issue discount or only a de minimis amount of original issue discount, or

      o     the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

      If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of:

      o     0.25% of the stated redemption price, and

      o     the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not
Apply" and "--Market Discount" below.

      If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if

                                      -166-

the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

      The original issue discount, if any, on mortgage loans will equal the difference between:

      o     the stated redemption price of the mortgage loans, and

      o     their issue price.

      For a definition of "stated redemption price," see "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of those points paid reduces the issue price.

      The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the
REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

      In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

      If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See
"--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

      A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the total remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the total original issue discount remaining to be accrued on those mortgage loans.

      The adjusted issue price of a mortgage loan on any given day equals the sum of:

      o     the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

      o     the daily portions of original issue discount for all days during the accrual period prior to that day.

      The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal:

      o     the issue price of the mortgage loan, increased by

      o     the total amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by

                                      -167-

      o     the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

      In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

      o     a prepayment assumption determined when the certificates are offered and sold under this prospectus and disclosed in the related prospectus supplement, and

      o     a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o     the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate, or

      o     the prepayment assumption will not be challenged by the IRS on audit.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Internal Revenue Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

      o     in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated
            redemption price, or

      o     in the case of a mortgage loan issued with original issue discount, it is purchased at a price less than its adjusted issue price.

      If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described below, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. Such market discount will be accrued based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

      We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

                                      -168-

      To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

      Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

      Further, under the rules described under "--REMICs--Taxation of Owners of
REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

      Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Internal Revenue Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should:

      o     be allocated among the payments of stated redemption price on the mortgage loan, and

      o     be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

      It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Internal Revenue Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

      Taxation of Owners of Grantor Trust Strip Certificates. The stripped coupon rules of section 1286 of the Internal Revenue Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If
Stripped Bond Rules Apply," no regulations or published rulings under Section
1286 of the Internal Revenue Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

      The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Internal Revenue Code will be applied.

      Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on:

      o     the price paid for that grantor trust strip certificate by you, and

                                      -169-

      o     the projected payments remaining to be made on that grantor trust strip certificate at the time of the purchase, plus

      o     an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

      Such yield will accrue based generally on the method described in Section
1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

      If the method for computing original issue discount under Section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent his or her basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "RISK FACTORS--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" above.

      The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on:

      o     the prepayment assumption we will disclose in the related prospectus supplement, and

      o     a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o     the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or

      o     the prepayment assumption will not be challenged by the IRS on audit.

      We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below in this "--Sales of Grantor Trust Certificates" subsection. The amount recognized equals the difference between:

      o     the amount realized on the sale or exchange of a grantor trust certificate, and

                                      -170-

      o     its adjusted basis.

      The adjusted basis of a grantor trust certificate generally will equal:

      o     its cost, increased by

      o     any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by

      o     any and all previously reported losses, amortized premium, and payments with respect to that grantor trust certificate.

      As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

      Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income.
Gain or loss recognized by banks and other financial institutions subject to
Section 582(c) of the Internal Revenue Code will be treated as ordinary income.

      Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of
Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      The Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

      o     entitle the holder to a specified principal amount,

      o     pay interest at a fixed or variable rate, and

      o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, some grantor trust certificates have no, or a disproportionately small amount of, principal and these certificates can be the subject of a constructive sale.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year. This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

                                      -171-

      Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

      o     the amount of servicing compensation received by a master servicer or special servicer, and

      o     all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

      The reporting party will furnish comparable information to the IRS as and when required by law to do so.

      Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

      On January 24, 2006, the Treasury Department published final regulations, which establish a reporting framework for interests in "widely held fixed investment trusts" and place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an arrangement classified as a "trust"
under Treasury regulation section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to:

      o     a custodian of a person's account,

      o     a nominee, and

      o     a broker holding an interest for a customer in street name.

      The trustee, or its designated agent, will be required to calculate and provide information to requesting persons with respect to the trust in accordance with these new regulations beginning with respect to the 2007 calendar year. The trustee (or its designated agent), or the applicable middleman (in the case of interests held through a middleman), will be required to file information returns with the IRS and provide tax information statements to holders in accordance with these new regulations after December 31, 2007.

      Backup Withholding. In general, the rules described under
"--REMICs--Backup Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

      Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates"
above applies to grantor trust certificates. However, unless we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

      To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Internal Revenue Code from United
States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                                      -172-

                        STATE AND OTHER TAX CONSEQUENCES

      In addition to the federal income tax consequences described in "FEDERAL
INCOME TAX CONSEQUENCES," potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

      The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Internal Revenue Code consequences, each potential investor that is a Plan is advised to consult its own legal advisor with respect to the specific ERISA and Internal Revenue Code consequences of investing in the offered certificates and to make its own independent decision.
The following is merely a summary and should not be construed as legal advice.

      ERISA imposes various requirements on--

      o     ERISA Plans, and

      o     persons that are fiduciaries with respect to ERISA Plans,

in connection with the investment of the assets of an ERISA Plan. For purposes of this discussion, ERISA Plans include corporate pension and profit sharing plans as well as separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other ERISA Plans are invested.

      Governmental plans and, if they have not made an election under Section
410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. However, those plans may be subject to provisions of other applicable federal or state law that are materially similar to the provisions of
ERISA or the Internal Revenue Code discussed in this section. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, moreover, is subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

      ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of an ERISA Plan, including--

      o     investment prudence and diversification, and

      o     compliance with the investing ERISA Plan's governing documents.

      Section 406 of ERISA also prohibits a broad range of transactions involving the assets of an ERISA Plan and a Party in Interest with respect to that ERISA Plan, unless a statutory, regulatory or administrative exemption exists. Section 4975 of the Internal Revenue Code contains similar prohibitions applicable to the assets of an I.R.C. Plan.

      The types of transactions between Plans and Parties in Interest that are prohibited include:

      o     sales, exchanges or leases of property;

                                      -173-

      o     loans or other extensions of credit; and

      o     the furnishing of goods and services.

      Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Internal Revenue Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, resulting in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

      A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. Section 2510.3-101 of the Plan Asset Regulations, as modified by
Section 3(42) of ERISA, provides that when a Plan acquires an equity interest in an entity, the assets of that Plan include both that equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One exception is that the equity participation in the entity by benefit plan investors, which include both Plans and entities using assets of
Plans, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons:

      1.    those with discretionary authority or control over the assets of the entity,

      2.    those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity, and

      3.    those who are affiliates of the persons described in the preceding clauses 1. and 2.

      In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

      A fiduciary of an investing Plan is any person who--

      o     has discretionary authority or control over the management or disposition of the assets of the Plan, or

      o     provides investment advice with respect to the assets of the Plan for a fee.

      If the mortgage and other assets included in one of our trusts are Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

      o     deemed to be a fiduciary with respect to the investing Plan, and

      o     subject to the fiduciary responsibility provisions of ERISA.

In addition, if the mortgage and other assets included in one of our trusts are
Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or Section 4975 of the Internal Revenue Code. For
example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then

                                      -174-

the purchase by that Plan of offered certificates evidencing interests in that trust could be a prohibited loan between that Plan and the Party in Interest.

      The Plan Asset Regulation provides that when a Plan purchases a
"guaranteed governmental mortgage pool certificate," the assets of the Plan include the certificate but do not include any of the mortgages underlying the certificate. The Plan Asset Regulation includes in the definition of a
"guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae or Fannie Mae. Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulation.

      In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in
Interest with respect to an investing Plan.

      If you are the fiduciary of a Plan, you are encouraged to consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates on behalf of or with assets of the
Plan.

PROHIBITED TRANSACTION EXEMPTIONS

      If you are a Plan fiduciary, then, in connection with your deciding whether to purchase any of the offered certificates on behalf of, or with assets of, a Plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the U.S. Department of Labor:

      o     Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving Plans and broker-dealers, reporting dealers and banks;

      o     Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and Parties in Interest;

      o     Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and
            Parties in Interest;

      o     Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of an ERISA Plan by a
            "qualified professional asset manager;"

      o     Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and Parties in Interest; and

      o     Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of an ERISA Plan by an
            "in-house asset manager."

      In addition, the Pension Protection Act of 2006 provides a statutory exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code
from certain prohibited transactions between a Plan or person using assets of a
Plan and a person or entity that is a party in interest or disqualified person to such Plan solely by reason of providing services to such plan or entity
(other than a party in interest or a disqualified person that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the plan or entity involved in the transaction), provided that there is adequate consideration for the transaction.

                                      -175-

      We cannot provide any assurance that any of these exemptions will apply with respect to any particular investment by or on behalf of a Plan in any class of offered certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment. The prospectus supplement with respect to the offered certificates of any series may contain additional information regarding the availability of other exemptions with respect to those certificates.

UNDERWRITER'S EXEMPTION

      It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. The U.S.
Department of Labor issued PTE 90-29 to Merrill Lynch, Pierce, Fenner & Smith
Incorporated. Subject to the satisfaction of the conditions specified in that exemption, PTE 90-29, as most recently amended by PTE 2007-5, generally exempts from the application of the prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code, various transactions relating to, among other things--

      o     the servicing and operation of some mortgage asset pools, such as the types of mortgage asset pools that will be included in our trusts, and

      o     the purchase, sale and holding of some certificates such as particular classes of the offered certificates that evidence interests in those pools and are underwritten by Merrill Lynch,
            Pierce, Fenner & Smith Incorporated or any person affiliated with
            Merrill Lynch, Pierce, Fenner & Smith Incorporated.

      The related prospectus supplement will state whether PTE 90-29 is or may be available with respect to any offered certificates underwritten by Merrill
Lynch, Pierce, Fenner & Smith Incorporated.

INSURANCE COMPANY GENERAL ACCOUNTS

      Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not Plan assets. A Department of Labor regulation issued under Section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

      Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under Section
401(c) of ERISA, may be treated as Plan assets. In addition, because Section
401(c) of ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of Plans invested in the separate account. If you are an insurance company and you are contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of Section 401(c) of ERISA.

CONSULTATION WITH COUNSEL

      If you are a fiduciary of a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should:

      o     consider your general fiduciary obligations under ERISA, and

                                      -176-

      o     consult with your legal counsel as to--

            1.    the potential applicability of ERISA and Section 4975 of the
                  Internal Revenue Code to that investment, and

            2.    the availability of any prohibited transaction exemption in connection with that investment.

TAX EXEMPT INVESTORS

      A Plan that is exempt from federal income taxation under Section 501 of the Internal Revenue Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Internal Revenue Code. All excess inclusions of a REMIC allocated to a REMIC residual certificate held by a tax-exempt Plan will be considered unrelated business taxable income and will be subject to federal income tax.

      See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates--Excess Inclusions" in this prospectus.

                                LEGAL INVESTMENT

      If and to the extent specified in the related prospectus supplement, certain classes of the offered certificates of any series will constitute mortgage related securities for purposes of the Secondary Mortgage Market
Enhancement Act of 1984, as amended.

      Generally, the only classes of offered certificates that will qualify as
"mortgage related securities" will be those that: (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

      Mortgage related securities are legal investments for persons, trusts, corporations, partnerships, associations, statutory trusts, and business entities, including depository institutions, insurance companies, trustees and pension funds--

      o     that are created or existing under the laws of the United States or any state, including the District of Columbia and Puerto Rico, and

      o     whose authorized investments are subject to state regulations,

to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities are legal investments for those entities.

      Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates

                                      -177-

satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to
Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of
SMMEA will be authorized to invest in offered certificates qualifying as
"mortgage related securities" only to the extent provided in that legislation.

      SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:

      o     federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented by those securities; and

      o     federal credit unions may invest in mortgage related securities and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities prescribed in 12 U.S.C. ss. 24 (Seventh),

subject in each case to the regulations that the applicable federal regulatory authority may prescribe.

      Effective December 31, 1996, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus, but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. ss. 1.5, some Type IV securities, which are defined in 12 C.F.R. ss. 1.2(m) to include certain commercial mortgage-related securities and residential mortgage-related securities. As defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, a mortgage related security within the meaning of SMMEA, provided that, in the case of a commercial mortgage-related security, it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," we make no representation as to whether any class of offered certificates will qualify as commercial mortgage-related securities, and thus as
Type IV securities, for investment by national banks.

      The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in mortgage related securities (other than stripped mortgage related securities, residual interests in mortgage related securities and commercial mortgage related securities) under limited circumstances, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's
"investment pilot program" under 12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to
12 C.F.R. ss. 742.4(b)(2).

      The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of
Interest Rate Risk, Investment Securities, and Derivatives Activities," and
Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities,"
which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

      All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the FDIC, the OCC and the OTS effective
May 26, 1998, and by the NCUA effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks,

                                      -178-

including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products used for investment purposes.

      Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

      Except as to the status of some classes as "mortgage related securities,"
we make no representations as to the proper characterization of any class of offered certificates for legal investment, financial institution regulatory or other purposes. Also, we make no representations as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of any class of offered certificates. Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you are encouraged to consult with your legal advisor in determining whether and to what extent--

      o     the offered certificates of any class and series constitute legal investments or are subject to investment, capital or other restrictions; and

      o     if applicable, SMMEA has been overridden in your state.

                                 USE OF PROCEEDS

      Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to (a) cover expenses related to that purchase and the issuance of those certificates, including legal and accounting costs, rating agency fees, registration fees, upfront fees of any master servicer, special servicer, manager or trustee, and payments to any provider of credit support or a derivative instrument, (b) fund any prefunding account, (c) fund any reserve accounts or (d) make any initial deposits to the trust necessary to make payments on the related certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

      The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

                                      -179-

      We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows:

      1.    by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

      2.    by placements by us with institutional investors through dealers;
            and

      3.    by direct placements by us with institutional investors.

      In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

      If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

      Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

      It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

      o     the obligations of the underwriters will be subject to various conditions precedent,

      o     the underwriters will be obligated to purchase all the certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and

      o     in limited circumstances, we will indemnify the several underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act, or will contribute to payments required to be made with respect to any liabilities.

      The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

      We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates are encouraged to consult with their legal advisors in this regard prior to any reoffer or sale.

                                      -180-

      It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. Merrill Lynch,
Pierce, Fenner & Smith Incorporated is an affiliate of Merrill Lynch Mortgage
Investors, Inc.

                                  LEGAL MATTERS

      Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

      o     Thacher Proffitt & Wood LLP;

      o     Latham & Watkins LLP; or

      o     Cadwalader, Wickersham & Taft LLP.

                              FINANCIAL INFORMATION

      A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                     RATING

      It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade. We will, in the related prospectus supplement, with respect to each class of offered certificates, identify the applicable rating agency or agencies and specify the minimum rating(s) that must be assigned thereto.

      Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

      o     whether the price paid for those certificates is fair;

      o     whether those certificates are a suitable investment for any particular investor;

      o     the tax attributes of those certificates or of the related trust;

      o     the yield to maturity or, if they have principal balances, the average life of those certificates;

                                      -181-

      o     the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

      o     the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

      o     whether or to what extent the interest payable on those certificates may be reduced in connection with interest shortfalls resulting from the timing of voluntary prepayments;

      o     the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

      o     if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -182-

                                    GLOSSARY

      The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus.

      "ADA" means the Americans with Disabilities Act of 1990, as amended.

      "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

      "Committee Report" means the Conference Committee Report accompanying the
Tax Reform Act of 1986.

      "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

      "Disqualified Organization" means:

      o     the United States,

      o     any State or political subdivision of the United States,

      o     any foreign government,

      o     any international organization,

      o     any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Internal
            Revenue Code or the Freddie Mac,

      o     any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the Internal Revenue Code, or

      o     any organization described in Section 1381(a)(2)(C) of the Internal
            Revenue Code.

      "DRA" means the Deficit Reduction Act of 2006.

      "DTC" means The Depository Trust Company.

      "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Internal Revenue Code, except for some service partnerships and commodity pools.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

      "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

      "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear System, or any successor entity.

      "Euroclear Terms and Conditions" means the Terms and Conditions Governing
Use of Euroclear and the related Operating Procedures of the Euroclear System and, to the extent that it applies to the operation of the Euroclear System,
Belgian law.

                                      -183-

      "Exchange Act" means the Exchange Act of 1934, as amended.

      "Fannie Mae" means the Federal National Mortgage Association.

      "Farmer Mac" means the Federal Agricultural Mortgage Corporation.

      "FASB 140" means the Financial Accounting Standards Board's Statement No.
140, entitled "Accounting for Transfers and Servicing of Financial Assets and
Extinguishment of Liabilities," issued in September 2002.

      "FDIC" means the Federal Deposit Insurance Corporation.

      "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

      "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

      "Ginnie Mae" means the Government National Mortgage Association.

      "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

      "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

      "I.R.C. Plan" means a plan, arrangement or account that is subject to
Section 4975 of the Internal Revenue Code, including individual retirement accounts and certain Keogh plans.

      "IRS" means the Internal Revenue Service.

      "Lender Liability Act" means the Asset Conservation Lender Liability and
Deposit Insurance Act of 1996, as amended.

      "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

      "NCUA" means the National Credit Union Administration.

      "OCC" means the Office of the Comptroller of the Currency.

      "OTS" means the Office of Thrift Supervision.

      "Party In Interest" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Internal Revenue Code.

      "Pass-Through Entity" means any:

      o     regulated investment company,

      o     real estate investment trust,

      o     trust,

      o     partnership, or

      o     other entities described in Section 860E(e)(6) of the Internal
            Revenue Code.

                                      -184-

      "Permitted Investments" means U.S. government securities and other investment grade obligations, including:

      o     direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

      o     repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are investment grade rated;

      o     federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are investment grade rated;

      o     commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper is investment grade rated;

      o     money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization; and

      o     any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the related trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

      "Plan" means an ERISA Plan or an I.R.C. Plan.

      "Plan Asset Regulation" means U.S. Department of Labor Regulation Section
2510.3-101 promulgated under ERISA.

      "PTE" means a Prohibited Transaction Exemption issued by the U.S.
Department of Labor, as it may be amended from time to time, or any successor thereto.

      "RCRA" means the federal Resource Conservation and Recovery Act.

      "REIT" means a real estate investment trust within the meaning of Section
856(a) of the Internal Revenue Code.

      "Relief Act" means the Servicemembers Civil Relief Act, as amended.

      "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and
Sections 860A through 860G of the Internal Revenue Code.

                                      -185-

      "REMIC IO" means a REMIC that is entitled to only a specified portion of the interest in respect of one or more mortgage loans held by the REMIC.

      "REO Property" means any mortgaged property or interest therein that is acquired by or on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding underlying mortgage loan.

      "Safe Harbor Regulations" means the final Treasury regulations issued on
July 18, 2002.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SPA" means standard prepayment assumption.

      "Title V" means Title V of the Depository Institutions Deregulation and
Monetary Control Act of 1980.

      "Treasury Department" means the United States Department of the Treasury.

      "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

      "U.S. Person" means:

      o     a citizen or resident of the United States;

      o     a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of Columbia;

      o     an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business in the United States; or

      o     a trust as to which--

            1.    a court in the United States is able to exercise primary
                  supervision over the administration of the trust, and

            2.    one or more United States persons have the authority to
                  control all substantial decisions of the trust.

      In addition, to the extent provided in the Treasury regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                      -186-

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

The attached CD-ROM contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is "ML-CFC
2007-9.xls." The spreadsheet file "ML-CFC 2007-9.xls" is a Microsoft Excel(1),
Version 5.0 spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the
Mortgage Pool" in this prospectus supplement and on Annexes A-1, A-1 (YM), A-2,
A-3, A-4 and B to this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and the accompanying base prospectus in their respective entireties prior to accessing the spreadsheet file.

______________
(1)   Microsoft Excel is a registered trademark of Microsoft Corporation.

(2)   Adobe Acrobat is a registered trademark of Adobe Systems Incorporated.

Until January 31, 2008, all dealers that effect transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the obligations of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

$2,602,609,000

(Approximate)

ML-CFC Commercial Mortgage Trust 2007-9

as Issuing Entity

Commercial Mortgage Pass-Through Certificates,
Series 2007-9

Merrill Lynch Mortgage Investors, Inc.

as Depositor

Countrywide Commercial Real Estate Finance, Inc.
Merrill Lynch Mortgage Lending, Inc.
Natixis Real Estate Capital Inc.
Eurohypo AG, New York Branch

as Sponsors and Loan Sellers

LNR Capital Services, Inc. and Affiliates

as Loan Sellers

PROSPECTUS SUPPLEMENT

Merrill Lynch & Co.
Countrywide Securities Corporation
Natixis Securities North America Inc.
Goldman, Sachs & Co.
Morgan Stanley

November 1, 2007